   As filed with the Securities and Exchange Commission on September 27, 2001
                                           1933 Act Registration No. 333-_______

--------------------------------------------------------------------------------
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   Form N-14AE

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                [ ] Pre-Effective             [ ] Post-Effective
                    Amendment No.                 Amendment No.

                    FIRST AMERICAN INSURANCE PORTFOLIOS, INC.
             (Equity Income Portfolio and Corporate Bond Portfolio)
               [Exact Name of Registrant as Specified in Charter]

                 Area Code and Telephone Number: (612) 973-0384

                                 U.S. Bank Place
                             601 Second Avenue South
                          Minneapolis, Minnesota 55402
                       -----------------------------------
                    (Address of Principal Executive Offices)

                             Christopher O. Petersen
                U.S. Bancorp Piper Jaffray Asset Management, Inc.
                           800 Nicollet Mall, J1012057
                           Minneapolis, MN 55402-7020
                    -----------------------------------------
                     (Name and Address of Agent for Service)

                        Copies of All Correspondence to:
                               James D. Alt, Esq.
                              Dorsey & Whitney LLP
                             Pillsbury Center South
                             220 South Sixth Street
                          Minneapolis, Minnesota 55402

         The Registrant has registered an indefinite amount of securities of its Equity Income Portfolio and its Corporate Bond Portfolio under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith. A Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 2001 will be filed with the Commission on or about March 31, 2002.

         It is proposed that this filing will become effective on October 22, 2001 pursuant to Rule 488 of the Securities Act of 1933.

                              [OHIO NATIONAL LOGO]

                            OHIO NATIONAL FUND, INC.
                                One Financial Way
                             Cincinnati, Ohio 45242

                               October ____, 2001

Dear Contract Owner:

         As an owner of a variable annuity contract (the "Contract") issued by The Ohio National Life Insurance Company (the "Insurance Company"), you have the right to instruct the Insurance Company how to vote certain shares of the Relative Value Portfolio, Firstar Growth & Income Portfolio and Strategic Income Portfolio (the "Portfolios") of Ohio National Fund, Inc. ("Ohio National") at a Special Meeting of Shareholders to be held on December 27, 2001 (the "Special Meeting"). Although you are not directly a Portfolio shareholder, some or all of your Contract value is invested, as provided by your Contract, in one or more of these Portfolios. Accordingly, you have the right under your Contract to instruct the Insurance Company how to vote each Portfolio's shares that are attributable to your Contract at the Special Meeting. Before the Special Meeting, I would like your vote on the important proposal described in the accompanying Prospectus/Proxy Statement.

         The Prospectus/Proxy Statement describes the proposed reorganizations of the Portfolios. All of the assets of Relative Value Portfolio and Firstar Growth & Income Portfolio would be acquired by Equity Income Portfolio, a new series of First American Insurance Portfolios, Inc. ("FAIP"), in exchange for shares of Equity Income Portfolio and the assumption by Equity Income Portfolio of the identified liabilities of Relative Value Portfolio and Firstar Growth & Income Portfolio. Likewise, all of the assets of Strategic Income Portfolio would be acquired by Corporate Bond Portfolio, a new series of FAIP, in exchange for shares of Corporate Bond Portfolio and the assumption by Corporate Bond Portfolio of the identified liabilities of Strategic Income Portfolio. In addition, as described in the Prospectus/Proxy Statement, three portfolios of another unaffiliated investment company are proposed to be merged into Equity Income Portfolio at the same time.

         Equity Income Portfolio's investment policies are substantially similar to those of Relative Value Portfolio and Firstar Growth & Income Portfolio, and Corporate Bond Portfolio's investment policies are similar to those of Strategic Income Portfolio.

         If your Contract is invested in Relative Value Portfolio and/or Firstar Growth & Income Portfolio, you will receive Class IB shares of FAIP's new Equity Income Portfolio having an aggregate net asset value equal to the aggregate net asset value of your Portfolio's shares. Likewise, if your Contract is invested in Strategic Income Portfolio, you will receive Class IB shares of FAIP's new Corporate Bond Portfolio having an aggregate net asset value equal to the aggregate net asset value of your Strategic Income Portfolio shares. Details about Equity Income Portfolio's and Corporate Bond Portfolio's investment objective, performance, and management team are contained in the attached Prospectus/Proxy Statement. For federal income tax purposes, the transaction is expected to be a non-taxable event for you as a Contract owner.

         The Board of Directors of Ohio National has approved the proposal for each Portfolio and recommends that you vote FOR the proposal.

         I realize that this Prospectus/Proxy Statement will take time to review, but your vote is very important. Please take the time to familiarize yourself with the proposals. If you attend the meeting, you may give your voting instructions in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting instructions form in the enclosed postage-paid envelope. You may also fax your completed and signed voting instructions form (both front and back sides) to us at (513) 794-4507. Instructions on how to complete the voting instructions form are included immediately after the Notice of Special Meeting.

         If you have any questions about the voting instructions form please call Ohio National at 1-800-366-6654.

         Thank you for taking this matter seriously and participating in this important process.

                                              Sincerely,



                                              /s/
                                              ----------------------------------
                                              Ronald L. Benedict, Secretary
                                              Ohio National Fund, Inc.

                            OHIO NATIONAL FUND, INC.
                                One Financial Way
                             Cincinnati, Ohio 45242

                            RELATIVE VALUE PORTFOLIO
                        FIRSTAR GROWTH & INCOME PORTFOLIO
                           STRATEGIC INCOME PORTFOLIO

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on December 27, 2001

To the Shareholders of Ohio National Fund, Inc.:

         NOTICE IS HEREBY GIVEN THAT a Special Meeting of the Shareholders of the Relative Value Portfolio, Firstar Growth & Income Portfolio and Strategic Income Portfolio of Ohio National Fund, Inc. ("Ohio National"), a Maryland corporation, will be held at the offices of the Ohio National, One Financial Way, Cincinnati, Ohio on December 27, 2001 at 10:00 a.m, Eastern Time, and any adjournments thereof (the "Special Meeting") for the following purposes:

         1. To consider and act upon an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Relative Value Portfolio and Firstar Growth & Income Portfolio, each a series of Ohio National, by Equity Income Portfolio, a series of First American Insurance Portfolios, Inc. ("FAIP"), in exchange for shares of Equity Income Portfolio and the assumption by Equity Income Portfolio of the identified liabilities of Relative Value Portfolio and Firstar Growth & Income Portfolio. The Agreement and Plan of Reorganization also provides for distribution of these shares of Equity Income Portfolio to shareholders of Relative Value Portfolio and Firstar Growth & Income Portfolio in liquidation and subsequent termination of each such portfolio. A vote in favor of the Agreement and Plan of Reorganization is a vote in favor of the liquidation and dissolution of Relative Value Portfolio or Firstar Growth & Income Portfolio, as applicable.

         2. To consider and act upon an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of Strategic Income Portfolio, a series of Ohio National, by Corporate Bond Portfolio, a series of FAIP, in exchange for shares of Corporate Bond Portfolio and the assumption by Corporate Bond Portfolio of the identified liabilities of Strategic Income Portfolio. The Agreement and Plan of Reorganization also provides for distribution of these shares of Corporate Bond Portfolio to shareholders of Strategic Income Portfolio in liquidation and subsequent termination of Strategic Income Portfolio. A vote in favor of the Agreement and Plan of Reorganization is a vote in favor of the liquidation and dissolution of Strategic Income Portfolio.

         The Board of Directors of Ohio National has fixed the close of business on October [ ], 2001 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.

                                             By order of the Board of Directors


                                             Ronald L. Benedict
                                             SECRETARY

October 22, 2001

CONTRACT OWNERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING VOTING INSTRUCTIONS FORM IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE VOTING INSTRUCTIONS FORM ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE. IT IS IMPORTANT THAT THE FORM BE RETURNED PROMPTLY.

                INSTRUCTIONS FOR SIGNING VOTING INSTRUCTIONS FORM

         The following general rules for signing voting instructions forms may be of assistance to you and avoid the time and expense to the Trust involved in validating your vote if you fail to sign your voting instructions form properly.

         1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the voting instructions form.

         2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the voting instructions form.

         3. ALL OTHER ACCOUNTS: The capacity of the individual signing the voting instructions form should be indicated unless it is reflected in the form of registration. For example:

         REGISTRATION                             VALID SIGNATURE
         ------------                             ---------------

         CORPORATE ACCOUNTS
         ------------------

         (1)      ABC Corp. . . . . . . . . . . . . ABC Corp.

         (2)      ABC Corp. . . . . . . . . . . . . John Doe, Treasurer

         (3)      ABC Corp.
                  c/o John Doe, Treasurer . . . . . John Doe

         (4)      ABC Corp. Profit Sharing Plan . . John Doe, Trustee

         TRUST ACCOUNTS
         --------------

         (1)      ABC Trust . . . . . . . . . . . . Jane B. Doe, Trustee

         (2)      Jane B. Doe, Trustee
                  u/t/d 12/28/78. . . . . . . . . . Jane B. Doe

         CUSTODIAL OR ESTATE ACCOUNTS
         ----------------------------

         (1)      John B. Smith, Cust.
                  f/b/o John B. Smith, Jr. UGMA . . John B. Smith

         (2)      Estate of John B. Smith . . . . . John B. Smith, Jr., Executor

                            ACQUISITION OF ASSETS OF

                          RELATIVE VALUE PORTFOLIO AND
                        FIRSTAR GROWTH & INCOME PORTFOLIO
                                each a series of
                            OHIO NATIONAL FUND, INC.
                                One Financial Way
                             Cincinnati, Ohio 45242
                                 (800) 366-6654

                        BY AND IN EXCHANGE FOR SHARES OF

                             EQUITY INCOME PORTFOLIO
                                   a series of
                    FIRST AMERICAN INSURANCE PORTFOLIOS, INC.
                             601 Second Avenue South
                          Minneapolis, Minnesota 55402
                                 (800) 677-3863

                                       AND

                            ACQUISITION OF ASSETS OF

                           STRATEGIC INCOME PORTFOLIO
                                   a series of
                            OHIO NATIONAL FUND, INC.

                        BY AND IN EXCHANGE FOR SHARES OF

                            CORPORATE BOND PORTFOLIO
                                   a series of
                    FIRST AMERICAN INSURANCE PORTFOLIOS, INC.

                           PROSPECTUS/PROXY STATEMENT

                            DATED OCTOBER [___], 2001


         This Prospectus/Proxy Statement is being furnished in connection with the proposed Agreement and Plan of Reorganization (the "Plan") which will be submitted to shareholders of each of Relative Value Portfolio, Firstar Growth & Income Portfolio and Strategic Income Portfolio (each an "Ohio National Portfolio", and collectively the "Ohio National Portfolios") for consideration at a Special Meeting of Shareholders to be held on December 27, 2001 at 10:00 a.m., Eastern Time, at the offices of Ohio National Fund, Inc. ("Ohio National"), One Financial Way, Cincinnati, Ohio 45242, and any adjournments thereof (the "Meeting").

                                     GENERAL

         The Board of Directors of Ohio National Fund, Inc. ("Ohio National") has approved the proposed reorganization of Relative Value Portfolio and Firstar Growth & Income Portfolio, each a series of Ohio National, into Equity Income Portfolio, a newly formed series of First American Insurance Portfolios, Inc. ("FAIP"), and the proposed reorganization of Strategic Income Portfolio, a series of Ohio National, into Corporate Bond Portfolio, a newly formed series of FAIP. Equity Income Portfolio and Corporate Bond Portfolio are sometimes referred to in this Prospectus/Proxy Statement as the "FAIP Portfolios," and the FAIP Portfolios and Ohio National Portfolios are sometimes referred to in this Prospectus/Proxy Statement individually as a "Portfolio" and collectively as the "Portfolios."

         The Ohio National Life Insurance Company (the "Insurance Company") is the record owner of each Ohio National Portfolio's shares and at the Meeting will vote the shares of each Portfolio held in its separate account. The Insurance Company is a wholly-owned subsidiary of Ohio National Financial Services, Inc.

         As an owner of a variable annuity contract (a "Contract") issued by the Insurance Company, you have the right to instruct the Insurance Company on how to vote the shares of the Ohio National Portfolio that are attributable to your Contract at the Meeting. Although you are not directly a shareholder of the Ohio National Portfolios, you have this right because some or all of your Contract value is invested, as provided by your Contract, in one or more of the Ohio National Portfolios. For simplicity, in this Prospectus/Proxy Statement:

         o "Record Holder" of a Ohio National Portfolio refers to the Insurance Company which holds the Ohio National Portfolio's shares of record;

         o "shares" refers generally to your shares of beneficial interest in a Portfolio; and

         o        "shareholder" or "Contract Owner" refers to you.

         In the reorganizations, all of the assets of each Ohio National Portfolio will be acquired by the corresponding FAIP Portfolio in exchange for Class IB shares of such FAIP Portfolio and the assumption by such FAIP Portfolio of the identified liabilities of the acquired Ohio National Portfolio (each a "Reorganization" and collectively the "Reorganizations"). If the Reorganizations are approved, Class IB shares of the corresponding FAIP Portfolio will be distributed to the Record Holders in liquidation of each Ohio National Portfolio, and each Ohio National Portfolio will be terminated as a series of Ohio National. You will then hold that number of full and fractional shares of the corresponding FAIP Portfolio which have an aggregate net asset value equal to the aggregate net asset value of your shares of the Ohio National Portfolio in which you are currently a shareholder.

         Each Ohio National Portfolio is a separate diversified series of Ohio National, a Maryland corporation which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each FAIP Portfolio is a separate diversified series of FAIP, a Minnesota corporation, also an open-end management investment company registered under the 1940 Act. Each FAIP Portfolio is a new series organized specifically to receive the assets and carry on the business of the Ohio National Portfolio (or Portfolios, as applicable) being acquired and of three other unaffiliated funds that will combine with FAIP's Equity Income Portfolio. Because each FAIP Portfolio was recently organized, it has conducted no operations to date. The investment objectives of each Ohio National Portfolio are similar to those of the corresponding FAIP Portfolio, and are as follows:


------------------------------------------------------- -------------------------------------------------------------
                      Portfolio                                             Investment Objective
                      ---------                                             --------------------
------------------------------------------------------- -------------------------------------------------------------
Ohio National's Firstar Growth & Income Portfolio       Both reasonable income and long-term capital appreciation.

------------------------------------------------------- -------------------------------------------------------------
Ohio National's Relative Value Portfolio                To obtain the highest total return that is consistent with reasonable risk.

------------------------------------------------------- -------------------------------------------------------------
FAIP Equity Income Portfolio                            Long-term growth of capital and income.
------------------------------------------------------- -------------------------------------------------------------



------------------------------------------------------- -------------------------------------------------------------
                      Portfolio                                             Investment Objective
                      ---------                                             --------------------
------------------------------------------------------- -------------------------------------------------------------
Ohio National's Strategic Income Portfolio              High current income by investing at least 80% of its assets in income producing securities.

------------------------------------------------------- -------------------------------------------------------------
FAIP's Corporate Bond Portfolio                         To provide investors with a high level of current income
                                                        consistent with prudent risk of capital.
------------------------------------------------------- -------------------------------------------------------------


         Likewise, the investment strategies for each Ohio National Portfolio are similar to those of the corresponding FAIP Portfolio.

         This Prospectus/Proxy Statement explains concisely the information about the FAIP Portfolio that corresponds to your Ohio National Portfolio that you should know before voting on the Reorganization. Please read it carefully and keep it for future reference. Additional information concerning each Portfolio and the Reorganizations is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission ("SEC"):


--------------------------------------------------------------------- --------------------------------------------------
Information about the Ohio National Portfolios:                       How to Obtain this Information:
----------------------------------------------                        -------------------------------

--------------------------------------------------------------------- --------------------------------------------------
Prospectus of Ohio National Fund, Inc. dated May 1, 2001              Copies are available upon request and without
                                                                      charge if you:
Statement of Additional Information of Ohio National Fund, Inc.
dated May 1, 2001                                                     o        Write to Ohio National at the address
                                                                               listed on the cover page of this
Annual Report of Ohio National Fund, Inc. for the year ended                   Prospectus/Proxy Statement; or
December 31, 2000
                                                                      o        Call (800) 366-6654 toll-free.
Semi-Annual Report of Ohio National Fund, Inc. for the


                                       3

six-month period ended June 30, 2001
--------------------------------------------------------------------- --------------------------------------------------
Information about the FAIP Portfolios:                                How to Obtain this Information:
-------------------------------------                                 -------------------------------

Prospectus of FAIP relating to its Equity Income Portfolio            A copy is available upon request and without
and Corporate Bond Portfolio, dated October [__], 2001,               charge to you
WHICH ACCOMPANIES THIS PROSPECTUS/PROXY STATEMENT
                                                                      o        Write to FAIP at the address listed on
Statement of Additional Information of FAIP relating to its                    the cover page of this Prospectus/Proxy
Equity Income Portfolio and Corporate Bond Portfolio,                          Statement; or
dated October [__], 2001
                                                                      o        Call (800) 677-3863 toll-free.
--------------------------------------------------------------------- --------------------------------------------------
Information about the Reorganizations:                                How to Obtain this Information:
-------------------------------------                                 -------------------------------

--------------------------------------------------------------------- --------------------------------------------------
Statement of Additional Information dated October [__], 2001,         A copy is available upon request and without
which relates to this Prospectus/Proxy Statement and the              charge if you:
Reorganizations
                                                                      o        Write to Ohio National at the address
                                                                               listed on the cover page of this
                                                                               Prospectus/Proxy Statement; or

                                                                      o        Call (800) 366-6654 toll-free.
--------------------------------------------------------------------- --------------------------------------------------

         You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following E-mail address: publicinfo@sec.gov, or from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

         Information relating to each Ohio National Portfolio contained in the Prospectus of Ohio National dated May 1, 2001 (SEC File No. 811-10183) is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Proxy Statement.) Information relating to the FAIP Portfolio contained in the Prospectus of FAIP dated October [ ], 2001 (SEC File No. 811-09765) also is incorporated by reference in this document. As indicated in the chart above, you will receive a copy of the prospectus relating to the FAIP Portfolios with this Prospectus/Proxy Statement. The Statement of Additional Information dated October [ ], 2001 relating to this Prospectus/Proxy Statement and the Reorganizations, which includes the financial statements of Ohio National for the year ended December 31, 2000 and for the six months ended June 30, 2001, is incorporated by reference in its entirety in this document. Neither FAIP Portfolio has commenced operations; therefore, financial statements for the FAIP Portfolios have not been issued.

--------------------------------------------------------------------------------
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------


AN INVESTMENT IN A FAIP PORTFOLIO THROUGH A CONTRACT:

o        IS NOT A DEPOSIT OF, OR GUARANTEED BY, ANY BANK

o IS NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY

o        IS NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY

o INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PURCHASE PAYMENT OF YOUR ORIGINAL INVESTMENT

                                TABLE OF CONTENTS

                                                                                                               Page
SUMMARY                                                                                                           7
         Why are the Reorganizations being proposed?..............................................................7
         How will a Reorganization affect me?.....................................................................8
         How do Ohio National's Directors recommend that I vote?..................................................9
         How do the Portfolios' investment objectives, principal investment strategies and risks compare?.........9
         How do other important features of the Portfolios compare?...............................................9
         How do the Portfolios' fees and expenses compare?........................................................9
         How do the Portfolios' performance records compare?.....................................................11
         Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?.............................................................................15
         Who will be the Manager,  Adviser and Portfolio Manager of my Portfolio after the Reorganizations?
         What will the management and advisory fees be after the Reorganizations?................................15
         What will be the primary federal tax consequences of the Reorganizations?...............................17
COMPARATIVE INFORMATION ON INVESTMENT OBJECTIVES, STRATEGIES AND RISKS                                           17
INFORMATION ABOUT THE REORGANIZATIONS                                                                            23
         Reasons for the Reorganizations.........................................................................23
         Agreements and Plans of Reorganization..................................................................24
         Federal Income Tax Consequences.........................................................................26
         Pro-forma Capitalization................................................................................27
         Distribution of Shares..................................................................................28
         Purchase and Redemption Procedures......................................................................29
         Exchange Privileges.....................................................................................29
         Dividend Policy.........................................................................................29
COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS                                                                  30
         Form of Organization....................................................................................30
         Capitalization..........................................................................................30
         Shareholder Liability...................................................................................31
         Shareholder Meetings and Voting Rights..................................................................31
         Liquidation.............................................................................................32
         Liability and Indemnification of Directors..............................................................32
VOTING INFORMATION CONCERNING THE MEETING                                                                        32
         Shareholder Information.................................................................................35
         Control Persons and Principal Holders of Securities.....................................................35
FINANCIAL STATEMENTS AND EXPERTS                                                                                 35
LEGAL MATTERS                                                                                                    35
ADDITIONAL INFORMATION                                                                                           36
OTHER BUSINESS                                                                                                   36
EXHIBIT A    Form  of Agreement and Plan of Reorganization......................................................A-1


                                     SUMMARY

         This section summarizes the primary features and consequences of the Reorganizations. It may not contain all of the information that is important to you. To understand the Reorganizations, you should read this entire Prospectus/Proxy Statement and the exhibits.

         This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectuses and Statements of Additional Information relating to the Portfolios and a form of the Agreements and Plans of Reorganization, which is attached to this Prospectus/Proxy Statement as Exhibit A.

         WHY ARE THE REORGANIZATIONS BEING PROPOSED?

         The effect of the Reorganizations will be to combine the two Ohio National Portfolios (Relative Value Portfolio and Firstar Growth & Income Portfolio) into a newly created FAIP Portfolio (Equity Income Portfolio) and to combine a third Ohio National Portfolio (Strategic Income Portfolio) into a separate, newly created FAIP Portfolio (Corporate Bond Portfolio). None of the Ohio National Portfolios is expected to reach a level of assets necessary to achieve operational efficiencies. The combination of the Relative Value Portfolio and Firstar Growth & Income Portfolio into the FAIP's new Equity Income Portfolio, coupled with the combination of the three unaffiliated funds into such Portfolio, may potentially help to achieve operating efficiencies and, consequently, reduce shareholder costs, because the FAIP Portfolio will contain a larger pool of assets. Likewise, with respect to both Reorganizations, the availability of the FAIP Portfolios as funding options to variable annuity and life insurance contractholders of additional insurance companies may result in additional assets under management in each FAIP Portfolio and resulting operating efficiencies. Finally, by transferring the Ohio National Portfolios' assets to FAIP, the resulting FAIP Portfolios may benefit from potential increased distribution channels arising from the consolidation of the First American and the Firstar fund families under the First American name pursuant to the recent merger of U.S. Bancorp and Firstar Corporation.

         WHAT ARE THE KEY FEATURES OF THE REORGANIZATIONS?

         Each Plan sets forth the key features of the Reorganization to which it relates. Exhibit A to this Prospectus/Proxy Statement is a form of the Agreement and Plan of Reorganization, which sets forth the terms and conditions of each Plan. Each Plan generally provides for the following:

         o the transfer of all of the assets of the Ohio National Portfolio to the corresponding FAIP Portfolio in exchange for Class IB shares of the FAIP Portfolio;

         o the assumption by the corresponding FAIP Portfolio of the identified liabilities of the Ohio National Portfolio being acquired (the identified liabilities consist only of those liabilities reflected on the Ohio National Portfolio statement of assets and liabilities determined immediately preceding the Reorganization); and

         o the liquidation of the Ohio National Portfolio by distribution of Class IB shares of the corresponding FAIP Portfolio to the Ohio National Portfolio's shareholders.

         o Although the structuring of each Reorganization will be a taxable reorganization for federal income tax purposes, the Insurance Company believes that there will be no tax consequences for you or the Portfolios.

         The Reorganizations are expected to be completed on or about December 31, 2001.

         AFTER THE REORGANIZATIONS, WHAT SHARES WILL I OWN?

         If you own shares of Ohio National's Relative Value Portfolio or Firstar Growth & Income Portfolio, you will own Class IB shares of First American Equity Income Portfolio. If you own shares of Ohio National's Strategic Income Portfolio, you will own Class IB shares of First American's Corporate Bond Portfolio.

         The new shares you receive will have the same total value as the Ohio National shares as of the close of business on the day of the Reorganizations.

         HOW WILL A REORGANIZATION AFFECT ME?

         It is anticipated that the Reorganizations will benefit you as well as the Record Holders. The operating expenses of each acquiring FAIP Portfolio may potentially decrease over the long term in comparison to those of each of the Ohio National Portfolios due to the spreading of fixed costs over a larger pool of assets. There are currently no significant cash flows in the Ohio National Portfolios due in principal part to limited distribution. Conversely, it is anticipated, although no assurances can be given, that over the long term, each FAIP Portfolio's assets will increase through sales of its shares.

         The Reorganizations will not affect your Contract rights. The value of your Contract will remain the same immediately following a Reorganization. FAIP will sell its shares on a continuous basis at net asset value only to insurance companies and to employee benefit plans that are qualified plans under federal tax law. The Insurance Company will keep the same separate account. Your Contract values will be allocated to the same separate account and that separate account will invest in the applicable acquiring FAIP Portfolio after the Reorganizations. After the Reorganizations your Contract values will depend on the performance of the acquiring FAIP Portfolio rather than that of your Ohio National Portfolio. Neither Ohio National nor Contract Owners will bear any costs of the Meeting, this proxy solicitation or any adjourned session. All of the costs of the Reorganizations will be paid by U.S. Bancorp (the ultimate parent of FAIP's investment adviser) or one of its affiliates.

         Like the Ohio National Portfolios, the FAIP Portfolios will declare and pay dividends from net investment income and will distribute net realized capital gains, if any, to the Insurance Company separate accounts (not to you) once a year. These dividends and distributions will continue to be reinvested by your Insurance Company in additional Class IB shares of the applicable FAIP Portfolio, unless a shareholder elects to have dividends and/or distributions paid in cash.

         HOW DO OHIO NATIONAL'S DIRECTORS RECOMMEND THAT I VOTE?

         Ohio National's directors, including such directors who are not "interested persons" (the "Disinterested Directors"), as such term is defined in the 1940 Act, have concluded that the Reorganizations would be in the best interest of the shareholders of each applicable Ohio National Portfolio, and that your interests will not be diluted as a result of the Reorganizations. Accordingly, Ohio National's directors have submitted the Plans for the approval of the shareholders of each applicable Ohio National Portfolio.

         OHIO NATIONAL'S DIRECTORS RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION WHICH APPLIES TO YOUR OHIO NATIONAL PORTFOLIO.

         The directors of FAIP have also approved the Plans on behalf of the FAIP Portfolios.

         HOW DO THE PORTFOLIOS' INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RISKS COMPARE?

         Each FAIP Portfolio is a new portfolio organized specifically to receive all the assets and carry on the business of the Ohio National Portfolio or Portfolios being acquired. The investment objective and policies of each Ohio National Portfolio are similar to those of the acquiring FAIP Portfolio. The investment objective of each Portfolio is non-fundamental, which means that it may be changed by vote of directors and without shareholder approval.

         See "Comparative Information on Investment Objectives, Strategies and Risks" below for a detailed summary of comparative investment objectives, investment strategies and risks of each Ohio National Portfolio compared with those of the FAIP Portfolio into which it will be combined.

         HOW DO OTHER IMPORTANT FEATURES OF THE PORTFOLIOS COMPARE?

         Ohio National Investments, Inc. is the investment adviser of Ohio National. U.S. Bancorp Piper Jaffray Asset Management, Inc. (the "Adviser") serves as the investment sub-adviser to the Ohio National Portfolios pursuant to Sub-Advisory Agreements with Ohio National Investments, Inc. and serves as the investment adviser to each FAIP Portfolio. However, following the Reorganizations, the persons responsible for the day-to-day management of each acquiring FAIP Portfolio's investment portfolio will be different from the persons currently responsible for managing the Ohio National Portfolios being acquired.

         HOW DO THE PORTFOLIOS' FEES AND EXPENSES COMPARE?

         Each Ohio National Portfolio offers only one class of shares. Each FAIP Portfolio currently offers two classes of shares (Classes IA and IB), but Class IA shares are not part of the

Reorganizations. You will not pay any initial or deferred sales charge in connection with the Reorganizations.

         The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of the Ohio National Portfolios and Class IB shares of the acquiring FAIP Portfolio. The FAIP Portfolio "Pro Forma" column in each table shows you what the fees and expenses are estimated to be assuming the Reorganizations take place.

         The amounts for shares of the Ohio National Portfolios set forth in the following tables and in the examples are based on the estimated expenses for the Ohio National Portfolios for the fiscal year ended December 31, 2001. The amounts for Class IB shares of each FAIP Portfolio set forth in the following table and in the examples are based on what the estimated expenses of the FAIP Portfolios would be for the fiscal year ended December 31, 2001, assuming the Reorganizations (including, with respect to First American Equity Income Portfolio, the two Ohio National Portfolios and the three unaffiliated portfolios) take place.

         The shares of the Ohio National Portfolios and the Class IB shares of the FAIP Portfolios are not charged any initial or deferred sales charge or any other transaction fees.

THESE TABLES DO NOT REFLECT THE CHARGES AND FEES ASSESSED BY THE INSURANCE COMPANY UNDER YOUR CONTRACT.

FEES AND EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

        ----------------------------- ---------------------- ---------------------- -----------------------

                                          OHIO NATIONAL          OHIO NATIONAL      FIRST AMERICAN EQUITY
                                         RELATIVE VALUE        FIRSTAR GROWTH &      INCOME PORTFOLIO PRO
                                            PORTFOLIO          INCOME PORTFOLIO        FORMA (CLASS IB)
                                            ---------          ----------------        ----------------
        ----------------------------- ---------------------- ---------------------- -----------------------
        Management Fees                       0.90%                  0.90%                 0.55%**
        ----------------------------- ---------------------- ---------------------- -----------------------
        Rule 12b-1 Fees                       None                   None                  0.25%
        ----------------------------- ---------------------- ---------------------- -----------------------
        Other Expenses                        0.24%                  0.43%                 0.30%
        ----------------------------- ---------------------- ---------------------- -----------------------
        Total Annual Operating
        Expenses                              1.14%                  1.33%                 1.10%**
        ----------------------------- ---------------------- ---------------------- -----------------------

                 ---------------------------- ----------------------- -------------------------
                                                                           FIRST AMERICAN
                                                  OHIO NATIONAL            CORPORATE BOND
                                                 STRATEGIC INCOME       PORTFOLIO PRO FORMA
                                                    PORTFOLIO                (CLASS IB)
                                                    ---------                ----------
                 ---------------------------- ----------------------- -------------------------
                 Management Fees                      0.80%                   0.43%**
                 ---------------------------- ----------------------- -------------------------
                 Rule 12b-1 Fees                       None                   0.25%
                 ---------------------------- ----------------------- -------------------------
                 Other Expenses                       0.62%                   0.32%
                 ---------------------------- ----------------------- -------------------------
                 Total Annual Operating
                 Expenses                             1.42%                   1.00%**
                 ---------------------------- ----------------------- -------------------------

         ** In connection with the Reorganizations, the Adviser and FAIP have entered into an expense limitation agreement which provides that the Adviser will contractually limit Total Annual Operating Expenses to not more 1.10% per annum (with respect to First American Equity Income Portfolio) and 1% per annum (with respect to First American Corporate Bond Portfolio) of the Portfolio's average daily net assets for the period through December 31, 2002 (after which such expense limitations may be discontinued or modified by the Adviser in its discretion). Absent such contractual limitations, Equity Income Portfolio's and Corporate Bond Porfolio's Management Fees would be 0.65% and 0.70%, respectively, of the Portfolio's average daily net assets, and Total Annual Operating Expenses would be approximately 1.20% and 1.27%, respectively, of the Portfolio's average daily net assets.

         The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Ohio National Portfolios versus the applicable FAIP Portfolio pro forma, assuming the Reorganizations take place. The examples assume a 5% average annual return, that you redeem all of your shares at the end of each time period, that the Portfolios' operating expenses remain the same, that you reinvest all of your dividends and that the aforementioned contractual expense limitations remain in effect, and total fund operating expenses remain the same, throughout all periods. THE EXAMPLES ARE FOR ILLUSTRATION ONLY, AND YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER.

         THE EXAMPLES DO NOT REFLECT THE FEES AND EXPENSES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

         EXAMPLES OF PORTFOLIO EXPENSES

----------------------- ------------------------------------- ----------------------------------------
                               OHIO NATIONAL RELATIVE              FIRST AMERICAN EQUITY INCOME
                                  VALUE PORTFOLIO                 PORTFOLIO PRO FORMA (CLASS IB)
----------------------- ------------------------------------- ----------------------------------------
After 1 year                             $116                                  $112
----------------------- ------------------------------------- ----------------------------------------
After 3 years                            $362                                  $350
----------------------- ------------------------------------- ----------------------------------------
After 5 years                            $628                                  $606
----------------------- ------------------------------------- ----------------------------------------
After 10 years                         $1,386                                $1,340
----------------------- ------------------------------------- ----------------------------------------


----------------------- ------------------------------------- ----------------------------------------
                               OHIO NATIONAL FIRSTAR               FIRST AMERICAN EQUITY INCOME
                             GROWTH & INCOME PORTFOLIO            PORTFOLIO PRO FORMA (CLASS IB)
----------------------- ------------------------------------- ----------------------------------------
After 1 year                             $135                                  $112
----------------------- ------------------------------------- ----------------------------------------
After 3 years                            $421                                  $350
----------------------- ------------------------------------- ----------------------------------------
After 5 years                            $729                                  $606
----------------------- ------------------------------------- ----------------------------------------
After 10 years                         $1,601                                $1,340
----------------------- ------------------------------------- ----------------------------------------


----------------------- ------------------------------------- ---------------------------------------
                           OHIO NATIONAL STRATEGIC INCOME         FIRST AMERICAN CORPORATE BOND
                                     PORTFOLIO                    PORTFOLIO PRO FORMA (CLASS IB)
----------------------- ------------------------------------- ---------------------------------------
After 1 year                             $145                                 $102
----------------------- ------------------------------------- ---------------------------------------
After 3 years                            $449                                 $318
----------------------- ------------------------------------- ---------------------------------------
After 5 years                            $776                                 $552
----------------------- ------------------------------------- ---------------------------------------
After 10 years                         $1,702                               $1,225
----------------------- ------------------------------------- ---------------------------------------


         HOW DO THE PORTFOLIOS' PERFORMANCE RECORDS COMPARE?

         The following charts show the past performance of Ohio National's Relative Value Portfolio, Firstar Growth & Income Portfolio and Strategic Income Portfolio. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

         PERFORMANCE DOES NOT REFLECT THE FEES AND EXPENSES IMPOSED BY THE CONTRACTS FOR WHICH THE PORTFOLIOS SERVE AS INVESTMENT

VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, PERFORMANCE WOULD BE LOWER.

         Each FAIP Portfolio has been recently organized and has not yet engaged in any operations; consequently, it does not have an investment performance record. Performance information for a comparable fund managed by each FAIP Portfolio's investment adviser is presented below.

         In connection with the Reorganization of Ohio National's Relative Value Portfolio and Firstar Growth & Income Portfolio into First American's Equity Income Portfolio, three series of Met Investors Series Trust (an affiliate of Metropolitan Life Insurance Company) will likewise be reorganized into Equity Income Portfolio. After the Reorganizations, Equity Income Portfolio will assume and publish the investment performance record of Firstar Equity Income Portfolio, one of the three series of Met Investors Series Trust being reorganized into Equity Income Portfolio. The Annual Report of Firstar Equity Income Portfolio's predecessor for the year ended December 31, 2000 and the semi-annual report of Firstar Equity Income Portfolio for the six month period ended June 30, 2001 are appended to the Statement of Additional Information to this Prospectus/Proxy Statement.

YEAR-BY-YEAR TOTAL RETURN (%)

         The charts below show the percentage gain or loss for the shares of each of the Ohio National Portfolios in each calendar year since the commencement of their operations on January 3, 1997. These charts should give you a general idea of the risks of investing in the Ohio National Portfolios by showing how each predecessor portfolio's return has varied from year-to-year. These charts include the effects of portfolio expenses. Total return amounts are based on the inception date of each Portfolio, which may have occurred before your Contract began; accordingly, your investment results may differ. Each Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart. Note that, until May 1999, the sub-adviser for Firstar Growth & Income Portfolio was an affiliate of the Portfolio's current sub-adviser, and the Portfolio's investment objective and policies were substantially different at that time.

                                  OHIO NATIONAL
                            RELATIVE VALUE PORTFOLIO
            -------------- ----------- ----------- -----------
               28.28%        20.72%      7.43%       -4.23%





                1997          1998        1999        2000
            -------------- ----------- ----------- -----------

                     High Quarter: 4th quarter 1998: 21.27%
                     Low Quarter: 3rd quarter 1998: -10.16%

                                  OHIO NATIONAL
                        FIRSTAR GROWTH & INCOME PORTFOLIO
            -------------- ----------- ----------- -----------
                9.70%        2.92%       1.76%       3.86%





                1997          1998        1999        2000
            -------------- ----------- ----------- -----------

                      High Quarter: 4th quarter 1999: 8.50%
                      Low Quarter: 3rd quarter 1999: -9.27%

                                  OHIO NATIONAL
                           STRATEGIC INCOME PORTFOLIO
            -------------- ----------- ----------- -----------
                8.74%        -1.42%      -4.81%      11.90%





                1997          1998        1999        2000
            -------------- ----------- ----------- -----------

                      High Quarter: 2nd quarter 1997: 4.68%
                      Low Quarter: 4th quarter 199: -2.28%

         The next set of tables lists the average annual total return of the Ohio National Portfolios over the past one-year and since their inception (January 3, 1997) through December 31, 2000. These tables include the effects of portfolio expenses and are intended to provide you with some indication of the risks of investing in each Portfolio by comparing its performance with an appropriate widely recognized index of securities, a description of which can be found following the tables. An index does not reflect fees or expenses. It is not possible to invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED 12/31/2000)

                     OHIO NATIONAL RELATIVE VALUE PORTFOLIO

 ---------------------------------------- -------------------- -----------------
                                                1 YEAR           SINCE INCEPTION
                                                ------           ---------------
 ---------------------------------------- -------------------- -----------------
 Portfolio                                      -4.23%               12.36%
 ---------------------------------------- -------------------- -----------------
 S&P 500 Index                                  -9.10%               17.19%*
 ---------------------------------------- -------------------- -----------------

                 OHIO NATIONAL FIRSTAR GROWTH & INCOME PORTFOLIO

 ---------------------------------------- -------------------- -----------------
                                                1 YEAR           SINCE INCEPTION
                                                ------           ---------------
 ---------------------------------------- -------------------- -----------------
 Portfolio                                       3.86%                4.59%
 ---------------------------------------- -------------------- -----------------
 S&P 500 Index                                  -9.10%               17.19%*
 ---------------------------------------- -------------------- -----------------

                    OHIO NATIONAL STRATEGIC INCOME PORTFOLIO

 ---------------------------------------- -------------------- -----------------
                                                1 YEAR           SINCE INCEPTION
                                                ------           ---------------
 ---------------------------------------- -------------------- -----------------
 Portfolio                                      11.90%                3.37%
 ---------------------------------------- -------------------- -----------------
 Lehman Brothers Intermediate
 Government/Credit Bond Index                   10.10%               6.76%*
 ---------------------------------------- -------------------- -----------------

         * The inception date for index data in each of the above tables is December 31, 1996.

                  The Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index") is an unmanaged index that measures the stock performance of 500 large- and medium- sized publicly traded companies and is often used to indicate the performance of the overall stock market.

                  The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities, in each case with maturities of one to 10 years.

PRIOR EXPERIENCE OF COMPARABLE FUNDS MANAGED BY U.S. BANCORP PIPER JAFFRAY ASSET MANAGEMENT, INC.

         Each acquiring FAIP Portfolio is a newly created portfolio which will commence operations upon the successful completion of the Reorganizations. Neither FAIP Portfolio, therefore, has any operating history. However, with respect to each FAIP Portfolio, the Adviser serves as the investment adviser to a substantially similar mutual fund, with substantially similar investment objectives, policies, and strategies. In order to provide you with information regarding the investment capabilities of the Adviser, performance information regarding the First American Equity Income Fund and First American Corporate Bond Fund is presented below. The estimated annual fund operating expenses (after contractual expense reimbursements) for First American Equity Income Fund are 1.15% per year of average daily net assets, and the estimated annual fund operating expenses (after contractual expense reimbursements) for FAIP's Equity Income Portfolio will be 1.10% per year of average daily net assets, or 0.05% per year less. The estimated annual fund operating expenses (after contractual expense reimbursements) for First American Corporate Bond Fund and FAIP's Corporate Bond Portfolio are the same (1.00% per year of average daily net assets). Notwithstanding the similarities in estimated expenses (in the case of FAIP's Equity Income Portfolio, more favorable estimated expenses), the following performance information should not be relied upon as an indication of the future performance of the FAIP Portfolio because, among other things, the relative asset sizes and actual expenses of such funds and the regulatory investment limitations to which such funds are subject, versus the FAIP Portfolios, will vary.

         The table below compares the First American Equity Income Fund's average annual compounded total returns for the 1-year and 5-year periods and since inception (12/18/92) through December 31, 2000 with the S&P 500 Index and the Lehman Brothers Government/ Credit Bond Index.

-------------------------------------------------- -------------------------------------------------------------------
                                                              AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/2000
                                                              --------------------------------------------
                                                          1 YEAR                 5 YEAR            SINCE INCEPTION
                                                          ------                 ------            ---------------
FIRST AMERICAN EQUITY INCOME FUND -
CLASS A SHARES (WITHOUT INITIAL SALES LOADS)               6.11%                 14.27%                 12.67%



                                       14

-------------------------------------------------- ---------------------- ---------------------- ---------------------
S&P 500 Index
                                                          -9.11%                 18.33%                 17.19%
-------------------------------------------------- ---------------------- ---------------------- ---------------------
Lehman Brothers Government/Credit Bond Index              11.84%                  6.23%                 7.08%*
-------------------------------------------------- ---------------------- ---------------------- ---------------------

* The inception date for the Lehman Brothers Government/Credit Bond Index data is December 31, 1992.

The Lehman Brothers Government/Credit Bond Index is an unmanaged index of Treasury securities, other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities.

         The table below compares the First American Corporate Bond Fund's average annual compounded total returns from its inception through December 31, 2000 with the Lehman U.S. Credit Index.


        ------------------------------------------------- -------------------------------------------
                                                                 AVERAGE ANNUAL TOTAL RETURN
                                                               FROM INCEPTION (2/1/00) THROUGH
                                                                     DECEMBER 31, 2000
                                                                     -----------------
        FIRST AMERICAN CORPORATE BOND FUND -
        CLASS A SHARES (WITHOUT INITIAL SALES LOADS)                        8.65%
        ------------------------------------------------- -------------------------------------------

        LEHMAN U.S. CREDIT INDEX                                            9.50%
        ------------------------------------------------- -------------------------------------------

         The Lehman U.S. Credit Index is an unmanaged index of publicly issued, investment grade U.S. fixed income securities, as well as foreign debentures and secured notes that meet certain maturity, liquidity and quality requirements.

         For a detailed discussion of the manner of calculating total return, please see the Statement of Additional Information of the FAIP Portfolios (which is a part of the Statement of Additional Information relating to this Prospectus/Proxy Statement). Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date.

         Important information about each Ohio National Portfolio's performance is also contained in management's discussion of such performance included in the most recent Annual Report of Ohio National Fund, Inc.

         WILL I BE ABLE TO PURCHASE AND REDEEM SHARES, CHANGE MY INVESTMENT OPTIONS, ANNUITIZE AND RECEIVE DISTRIBUTIONS THE SAME WAY?

         A Reorganization will not affect your right to purchase and redeem shares, to change among the Insurance Company's separate account options, to annuitize, and to receive distributions as permitted by your Contract. For more information, see "Purchase and Redemption Procedures", "Exchange Privileges" and "Dividend Policy" below.

         WHO WILL BE THE MANAGER, ADVISER AND PORTFOLIO MANAGER OF MY PORTFOLIO AFTER THE REORGANIZATIONS? WHAT WILL THE MANAGEMENT AND ADVISORY FEES BE AFTER THE REORGANIZATIONS?

MANAGEMENT OF THE PORTFOLIOS

         The overall management of the Ohio National Portfolios and the FAIP Portfolios is the responsibility of, and is supervised by, the Boards of Directors of Ohio National and of FAIP, respectively.

ADVISER

         U.S. Bancorp Piper Jaffray Asset Management, Inc. (the "Adviser"), the Ohio National Portfolios' investment sub-adviser, is also the investment adviser to the FAIP Portfolios. Pursuant to an Investment Advisory Agreement with FAIP, the Adviser manages the FAIP Portfolios' business and investment activities, subject to FAIP's Board of Directors.

         Facts about the Adviser:


         -----------------------------------------------------------------------

         o The Adviser is a subsidiary of U.S. Bank National Association (which, in turn, is a subsidiary of U.S. Bancorp, formerly Firstar Corporation).

         o The Adviser commenced operations on May 1, 2001 with the combined businesses and assets of Firstar Investment Research & Management Company, LLC ("FIRMCO"), a subsidiary of U.S. Bancorp and First American Asset Management, a division of U.S. Bank National Association. Prior to May 1, 2001, FIRMCO served as the sub-adviser to the Ohio National Portfolios.

         o The Adviser and its affiliates had assets under management of approximately $113 billion as of June 1, 2001.

         o The Adviser is located at 601 Second Avenue South, Minneapolis, Minnesota 55402.

         -----------------------------------------------------------------------

PORTFOLIO MANAGEMENT

         Each FAIP Portfolio will be managed by a team of portfolio managers employed by the Adviser.

MANAGEMENT FEES

         For its management and supervision of the daily business affairs of the First American Equity Income Portfolio and First American Corporate Bond Portfolio, the Adviser will be entitled to receive a monthly fee at the annual rate of 0.65% and 0.70%, respectively, of each Portfolio's average daily net assets.

         The Adviser may, at its discretion, reduce or waive its fee or reimburse each Portfolio for certain of its other expenses in order to reduce the expense ratios. Unless otherwise agreed upon, the Adviser may also reduce or cease these voluntary waivers and reimbursements at any time. For the period from the date of the Reorganizations through December 31, 2002, the Adviser has contractually agreed to limit the annual total operating expenses of Equity Income Portfolio's and Corporate Bond Portfolio's Class IB shares to 1.10% and 1.00%, respectively.

         WHAT WILL BE THE PRIMARY FEDERAL TAX CONSEQUENCES OF THE
REORGANIZATIONS?

         The Reorganizations are not being structured as tax-free. However, the Insurance Company believes that the Contract Owners will have no taxable income or adverse tax effect as a consequence of a Reorganization.

     COMPARATIVE INFORMATION ON INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

         The following tables are a comparison of each Ohio National Portfolio and its acquiring FAIP Portfolio with respect to their investment objectives and principal investment strategies, as set forth in the Prospectuses and Statements of Additional Information relating to the Portfolios.


   ------------------ -------------------------------------------------------------------------------
                      OHIO NATIONAL RELATIVE VALUE PORTFOLIO
   ------------------ -------------------------------------------------------------------------------
   Investment         To obtain the highest total return that is consistent with reasonable risk.
   Objective
   ------------------ -------------------------------------------------------------------------------
   Principal          This portfolio invests primarily in stocks which its sub-adviser believes
   Investment         have low volatility, above-average yields, and are undervalued relative to
   Strategies         the stocks comprising the S&P 500 index. Under normal market conditions, at least 70% of the portfolio's assets will be invested in common stocks of companies whose revenues are in the top 25% of their industries. However, other factors, such as product position or market share, will also be considered and may outweigh revenues.

                      This portfolio also invests in fixed income and similar securities, including:
                      o        convertible securities,
                      o        domestic corporate debt obligations rated "A" or higher by S&P,
                               Moody's or Fitch, and
                      o        obligations of the U.S. government, its agencies and
                               instrumentalities.
   ------------------ -------------------------------------------------------------------------------


   ------------------ -------------------------------------------------------------------------------
                      OHIO NATIONAL FIRSTAR GROWTH & INCOME PORTFOLIO
   ------------------ -------------------------------------------------------------------------------
   Investment         Both reasonable income and long-term capital appreciation.
   Objectives
   ------------------ -------------------------------------------------------------------------------
   Principal          This portfolio invests in income producing securities, including
   Investment         dividend-paying common and preferred stocks as well as fixed-income
   Strategies         securities in order to generate reasonable income.  Capital appreciation is sought through investments in common stocks, particularly those of medium to large sized domestic companies whose stock is paying dividends.
                      No more than 25% of this Portfolio will be invested in foreign securities and, during normal market conditions, no more than 20% of this Portfolio will be invested in securities that do not pay dividends.
   ------------------ -------------------------------------------------------------------------------



                                       17




   ------------------ -------------------------------------------------------------------------------
                      FIRST AMERICAN EQUITY INCOME PORTFOLIO
   ------------------ -------------------------------------------------------------------------------
   Investment         Long-term growth of capital and income.
   Objective
   ------------------ -------------------------------------------------------------------------------
   Principal          Under normal market conditions, the portfolio will invest primarily (at least
   Investment         80% of its total assets) in equity securities of companies which the
   Strategies         portfolio's adviser believes are characterized by the ability to pay above average dividends, the ability to finance expected growth and strong management.

                      The portfolio will attempt to maintain a dividend that will grow quickly enough to keep pace with inflation. As a result, higher-yielding equity securities will generally represent the core holdings of the portfolio. However, the portfolio also may invest in lower-yielding, higher growth equity securities if the adviser believes they will help balance the portfolio.

                      The portfolio's equity securities will include common stocks and preferred stocks, and corporate debt securities which are convertible into common stocks.
                      All securities held by the portfolio will provide current income at the time of purchase.

                      The portfolio will invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities' conversion features provide long-term growth potential, while interest payments on the securities provide income. The portfolio may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade (i.e., high-yield securities or
                      "junk" bonds).

                      Up to 25% of the portfolio's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

                      To generate additional income, the portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions.
   ------------------ -------------------------------------------------------------------------------

         Investments in Ohio National's Relative Value Portfolio and Firstar Growth & Income Portfolio and FAIP's new Equity Income Portfolio are subject to "primary" risks that are similar to each other, including:

         o Market risk. A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings.

         o Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

         o Income Risk. A Portfolio's income could decline due to falling market interest rates.

         o Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

         Ohio National's Relative Value Portfolio and Firstar Growth & Income Portfolio prospectus describes the following additional primary risks associated with investing in that portfolio:

         o Sector Risk. Sector risk is the possibility that a certain group or category of securities (such as real estate securities) may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a limited range of securities, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

         FAIP's Equity Income Portfolio prospectus describes the following additional primary risks associated with investing in that portfolio:

         o Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

         o Risks of Non-Investment Grade Securities. The Portfolio may invest in securities that are rated lower than investment grade. These securities are commonly called "high-yield" securities or "junk bonds." High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities. High yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

         o Securities lending risk. As with other extensions of secured credit, securities lending risk consists of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in collateral should the borrower of the securities fail financially. Although Ohio National's Portfolios engage in lending of portfolio securities to augment investment returns, First American Equity Income Portfolio will be permitted to employ this strategy to a greater degree.

   ------------------ -------------------------------------------------------------------------------
                      OHIO NATIONAL STRATEGIC INCOME PORTFOLIO
   ------------------ -------------------------------------------------------------------------------
   Investment         High current income by investing at least 80% of the
   Objective          value of the Portfolio's total assets in income producing securities.
   ------------------ -------------------------------------------------------------------------------
   Principal          At least 40% of the value of the Portfolio's total assets are invested in a
   Investment         core asset group of U.S. government and  corporate fixed income securities,
   Strategies         and 5% to 20% of its assets are invested in each of the following sectors:

                      o    investment grade foreign bonds (which may include investment companies that, in turn, investment primarily in investment grade foreign bonds),
                      o    real estate investment trusts (REITs),
                      o    domestic common and preferred equity securities with a history of stable earnings and/or growing dividends,
                      o    money market instruments, and
                      o    the following structured fixed income securities:
                      o    mortgage backed securities,
                      o    collateralized mortgage obligations (CMOs),
                      o    adjustable rate mortgage securities (ARMs), and
                      o    asset-backed securities.

                      The Portfolio may also engage in short sales from time to time.
   ------------------ -------------------------------------------------------------------------------


   ------------------ -------------------------------------------------------------------------------
                      FIRST AMERICAN CORPORATE BOND PORTFOLIO
   ------------------ -------------------------------------------------------------------------------
   Investment         To provide investors with a high level of current income consistent with
   Objective          prudent risk to capital.
   ------------------ -------------------------------------------------------------------------------
   Principal          Under normal market conditions, this portfolio will invest at least 80% of
   Investment         its total assets in corporate debt obligations. The portfolio may also
   Strategies         invest in:

                      o        U.S. dollar-denominated debt obligations of foreign issues,
                      o        securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, and
                      o        mortgage- and asset-backed securities.

                      Not more than 35% of the portfolio's investments may (at the time of purchase)
                      be rated lower than "investment grade" (or, if unrated, of similar quality).
                      None of the portfolio's investments may (at the time of purchase) be rated lower than "B" (or, if unrated, of similar quality), and not more than 20% of the portfolio's investments (at the time of any purchase) may be unrated.

                      Up to 25% of the portfolio's total assets may be invested in foreign debt securities payable in U.S. dollars.


                                       20

                      Under normal market conditions, the adviser will attempt to maintain a weighted average effective maturity of 15 years or less and an average effective duration (a measure of how the portfolio may react to interest rate changes) of four to nine years.

                      To generate additional income, the portfolio may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

   ------------------ -------------------------------------------------------------------------------


         Although the Ohio National Strategic Income Portfolio and the First American Corporate Bond Portfolio have similar investment objectives strategies, the securities held by the Ohio National Strategic Income Portfolio may be sold in significant amounts in order to comply with the policies and investment practices of the First American Corporate Bond Portfolio in connection with a Reorganization.

         Investments in Ohio National Strategic Income Portfolio and First American Corporate Bond Portfolio are subject to risks that are similar to each other, including:

         o Market risk. A Portfolio's share price can fall because of weakness in the broad market, a particular industry, or specific holdings.

         o Interest Rate Risk. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

         o Income Risk. A Portfolio's income could decline due to falling market interest rates.

         o Credit Risk. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

         o Call Risk. During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The Portfolio would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Portfolio's income.

         o Risks of Mortgage- and Asset-Backed Securities. Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the portfolio would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates.

         o Foreign Security Risk. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

         o Risks of High-Yield Securities. A significant portion of each Portfolio may consist of lower-rated debt obligations, which are commonly called "high-yield" securities or "junk bonds." High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities. High yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

         Ohio National Strategic Income Portfolio's prospectus describes the following additional primary risks associated with investing in that portfolio:

         o Sector Risk. Sector risk is the possibility that a certain group or category of securities (such as real estate securities) may not perform as well as companies in other sectors or the market as a whole. When a portfolio concentrates its investments in a limited range of securities, it is more susceptible to any adverse economic, business or other developments generally affecting companies in that sector.

         o Risk of Short Sales. A portfolio will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the portfolio replaces the borrowed security. The amount of any loss will increase by the amount of any premium or amounts in lieu of interest a portfolio may have to pay in a short sale.

         First American Corporate Bond Portfolio's prospectus describes the following additional primary risks associated with investing in that portfolio:

         o Securities lending risk. As with other extensions of secured credit, securities lending risk consists of possible delay in receiving additional collateral, or in the recovery of the securities or possible loss of rights in collateral should the borrower of the securities fail financially. Although Ohio National's Strategic Income Portfolio engages in lending of portfolio securities to augment investment returns, First American Corporate Bond Portfolio is permitted to employ this strategy to a greater degree.

         With respect to all of the Reorganizations, each Portfolio may invest some or all of its assets in money market instruments or utilize other investment strategies as a temporary defensive measure during, or in anticipation of, adverse market conditions. This strategy, which would be employed only in seeking to avoid losses, is inconsistent with the Portfolios' principal investment objectives and strategies, and could result in lower returns and loss of market opportunities.

         Each Portfolio has other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectuses and Statements of Additional

Information of the Portfolios and the Statement of Additional Information relating to this Prospectus/Proxy Statement.

                      INFORMATION ABOUT THE REORGANIZATIONS


REASONS FOR THE REORGANIZATIONS

         The purposes of the Reorganizations are to combine Ohio National's Relative Value Portfolio and Firstar Growth & Income Portfolio into First American's Equity Income Portfolio and to combine Ohio National's Strategic Income Portfolio into First American's Corporate Bond Portfolio. The combinations of the two similar Ohio National Portfolios (and the three unaffiliated portfolios) into the First American Equity Income Portfolio may potentially help to achieve operating efficiencies and, consequently, reduce shareholder costs, because the FAIP Portfolio will contain a larger pool of assets.

         At a regular meeting held on August 23, 2001, all of directors of Ohio National, including the Disinterested Directors, considered and approved each applicable Reorganization; they determined that each of the respective Reorganizations was in the best interests of shareholders of Relative Value Portfolio, Firstar Growth & Income Portfolio and Strategic Income Portfolio, as applicable, and that the interests of existing shareholders of each such Portfolio will not be diluted as a result of the transactions contemplated by the respective Reorganization.

         Before approving the Plans, the directors evaluated extensive information provided by the management of Ohio National, and the Adviser, and reviewed various factors about the Portfolios and the proposed Reorganizations.

         With respect to the combinations into Equity Income Fund, the directors considered the relative asset size of each Ohio National Portfolio, including the benefits of each Portfolio being associated with a larger entity. The directors were informed that the relatively small asset sizes of the Ohio National Portfolios, with no reasonable expectation of growth, may significantly impair each Portfolio's ability to achieve maximum operating efficiency. Upon the reorganization of such Ohio National Portfolios, operating efficiencies may be achieved by the First American Equity Income Portfolio because it will have a greater level of assets. As of June 30, 2001, Relative Value Portfolio and Firstar Growth & Income Portfolio's total assets were approximately $4.7 million and $10.4 million, respectively. In addition to the combination of the Ohio National Portfolios, three additional, unaffiliated funds also will be combined into the FAIP Portfolio, pending approval of their respective shareholders. These additional funds have combined assets of approximately $26.3 million as of June 30, 2001.

         The directors also considered the performance records of First American Equity Income Fund and First American Corporate Bond Fund, other funds managed by the Adviser which have substantially similar investment objectives and policies as the FAIP Portfolios. The directors also were informed that these portfolios have similar portfolio holdings and sector allocations.

         In addition, the directors considered, among other things:

         o        the terms and conditions of each Reorganization;

         o that the Reorganizations would not result in the dilution of shareholders' interests;

         o the effect of the Reorganizations on the Contract Owners and the value of their Contracts;

         o the expense ratios, fees and expenses of the Ohio National Portfolios and the anticipated expense ratios, fees and expenses of the corresponding FAIP Portfolios;

         o that the Adviser has contractually agreed to limit the total annual operating expenses of the FAIP Portfolio through December 31, 2002;

         o that each Ohio National Portfolio and the FAIP Portfolios have similar investment objectives and principal investment strategies;

         o the investment personnel, expertise and resources of the Adviser;

         o that U.S. Bancorp or one of its affiliates will bear the expenses incurred by the Ohio National Portfolios and the FAIP Portfolios in connection with the Reorganizations;

         o that the FAIP Portfolios will assume the identified liabilities of the respective Ohio National Portfolios;

         o that although each Reorganization will be considered to be a taxable transaction for federal income tax purposes, the Insurance Company believes that the Reorganizations will not have any adverse federal income tax consequences for the Portfolios or the Contract Owners; and

         o alternatives available to shareholders of the Ohio National Portfolios, including the ability to redeem their shares.

         During their consideration of the Reorganizations, the directors of Ohio National met with its counsel and counsel to Ohio National's Independent Directors regarding the legal issues involved.

         After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the directors of Ohio National each concluded that the proposed Reorganizations, as applicable, would be in the best interests of each Ohio National Portfolio and their respective shareholders. Consequently, they approved the Plans and directed that the respective Plans be submitted to shareholders of the Ohio National Portfolios for approval.

         The directors of FAIP have also approved the Plans on behalf of the FAIP Portfolios.

AGREEMENTS AND PLANS OF REORGANIZATION

         The following summary is qualified in its entirety by reference to the Plan (a form of which is attached as Exhibit A to this Prospectus/Proxy Statement).

         The Plan provides that all of the assets of the respective Ohio National Portfolio will be acquired by the corresponding FAIP Portfolio in exchange for Class IB shares of the corresponding FAIP Portfolio and the assumption by the corresponding FAIP Portfolio of the identified liabilities of the Ohio National Portfolio on or about December 31, 2001 or such other date as may be agreed upon by the parties (the "Closing Date"). Prior to the Closing Date, each Ohio National Portfolio will endeavor to discharge all of its known liabilities and obligations. The FAIP Portfolios will not assume any liabilities or obligations of the respective Ohio National Portfolio other than those reflected in an unaudited statement of assets and liabilities of the Ohio National Portfolio prepared as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time, on the business day immediately prior to the Closing Date (the "Valuation Time").

         At or prior to the Closing Date, the Ohio National Portfolios will each declare a dividend or dividends and distribution or distributions which, together with all previous dividends and distributions, shall have the effect of distributing to the Portfolio's shareholders all of the Portfolio's investment company taxable income for the taxable period ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized in all taxable periods ending on the Closing Date (after reductions for any capital loss carry forward).

         With respect to the Reorganizations into Equity Income Portfolio, the number of full and fractional Class IB shares of Equity Income Portfolio to be received by the shareholders of each acquired Ohio National Portfolio will be determined by multiplying the number of outstanding full and fractional shares of the Ohio National Portfolio by a factor which shall be computed by dividing the net asset value per share of the Ohio National Portfolio by the initial net asset value per share of the Class IB shares of Equity Income Portfolio. The initial net asset value of Equity Income Portfolio's Class IB shares will be the same as the closing net asset value per share of Firstar Equity Income Fund, a series of Met Investors Series Trust.1 These computations will take place as of the Valuation Time. With respect to the Reorganization of Strategic Income Portfolio into Corporate Bond Portfolio, the number of full and fractional Class IB shares of Corporate Bond Portfolio to be received by the shareholders of Strategic Income Portfolio will be the same number of outstanding full and fractional shares (as of the Valuation Time) of Strategic Income Fund. For each Ohio National Portfolio, its net asset value per share will be determined by dividing assets, less liabilities, in each case attributable to the respective class, by the total number of outstanding shares.

         The custodian for the Ohio National Portfolios will compute the value of each Ohio National Portfolio's respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information relating to the applicable FAIP Portfolio, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC's Division of Investment Management.

         As soon after the Closing Date as conveniently practicable, each Ohio National Portfolio will liquidate and distribute pro rata to shareholders of record as of the close of business on the Closing Date the full and fractional shares of voting stock of the applicable FAIP Portfolio received by the Ohio National Portfolio. The liquidation and distribution will be accomplished

--------
1 After the Reorganizations, FAIP's Equity Income Portfolio will assume and publish the investment performance record of Firstar Equity Income Portfolio).

by the establishment of accounts in the names of each Ohio National Portfolio's shareholders on the applicable FAIP Portfolio's share records of its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of voting stock of the applicable FAIP Portfolio due to the Ohio National Portfolio's shareholders. All issued and outstanding shares of each Ohio National Portfolio will be canceled. The shares of voting stock of the applicable FAIP Portfolio to be issued will have no preemptive or conversion rights and no share certificates will be issued. After these distributions and the winding up of its affairs, each Ohio National Portfolio will be terminated.

         The consummation of each Reorganization is subject to the conditions set forth in the Plan, including approval, as applicable, by the Ohio National Portfolio's shareholders, accuracy of various representations and warranties and receipt of opinions of counsel. Notwithstanding approval of a Ohio National Portfolio's shareholders, the Plan may be terminated with respect to either Reorganization (a) by the mutual agreement of the Ohio National Portfolio or Portfolios and the applicable FAIP Portfolio; or (b) at or prior to the Closing Date by either party (1) because of a breach by the other party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the Closing Date if not cured within 30 days, or (2) because a condition to the obligation of the terminating party has not been met and it reasonably appears that it cannot be met.

         Whether or not a Reorganization is consummated, U.S. Bancorp or one of its affiliates will pay the expenses incurred by each Ohio National Portfolio and the FAIP Portfolio in connection with that Reorganization (including the cost of any proxy-soliciting agent). No portion of the expenses will be borne directly or indirectly by a Ohio National Portfolio, the FAIP Portfolio or their shareholders.

         If a Ohio National Portfolio's shareholders do not approve the respective Reorganization, the directors of Ohio National will consider other possible courses of action which may be in the best interests of shareholders.

FEDERAL INCOME TAX CONSEQUENCES

         The Adviser for the FAIP Portfolios will be free to sell all or any portion of the assets which the FAIP Portfolios acquire from the respective Ohio National Portfolio or Portfolios. Therefore it is unclear whether the "continuity of business" requirement for a tax-free reorganization will be satisfied, and it is accordingly unclear whether any or all of the Reorganizations will be tax-free. Because of this uncertainty, each of the Ohio National Portfolios will declare ordinary and capital gain dividends immediately prior to the Closing Date sufficient to distribute all of their investment company taxable income and all of their capital gains, whether or not the Reorganizations are taxable. These dividends will automatically be reinvested in shares of the relevant Portfolio and immediately converted into shares of the corresponding FAIP Portfolio in the Reorganizations. In this way, each Ohio National Portfolio will be sure that it meets the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company and has no undistributed income on which it would be liable for federal income tax. The shareholder of each Ohio National Portfolio is a separate account of the Insurance Company, which will pay no federal income tax under the rules applicable to insurance companies. The Insurance Company believes that each Contract backed by the separate account qualifies as a variable annuity contract under the Code, and so Contract holders will have no tax consequences arising from the Reorganizations or from the dividends described in this paragraph.

         The FAIP Portfolios will determine after the Reorganizations whether any of such Reorganizations were in fact tax free. Each FAIP Portfolio will use a tax basis and holding period for securities acquired in a tax free Reorganization which corresponds to the tax basis and holding period of the predecessor Ohio National Portfolio or Portfolios, and will use a tax basis and holding period for securities acquired in a taxable Reorganization determined on the Closing Date of the taxable Reorganization. These tax basis and holding period determinations are only relevant in determining the amounts of the income and capital gain dividends which each FAIP Portfolio must declare in order to ensure that it will continue to qualify as a regulated investment company under the Code and will pay no federal income tax. As with dividends paid by the Ohio National Portfolios, the recipient of the dividend is effectively tax exempt, and, based on the Insurance Company's belief as to the tax qualification of the Contracts, holders of the Contracts will have no tax consequences arising from dividends paid by the FAIP Portfolios.

PRO-FORMA CAPITALIZATION

         Because the Reorganization of the Strategic Income Portfolio into the Corporate Bond Portfolio will result in the issuance by Corporate Bond Portfolio of that number of full and fractional Class IB shares of Corporate Bond Portfolio as is equal to the issued and outstanding shares of Strategic Bond Portfolio as of the Valuation Time, no table is set forth below with respect to such Reorganization.

         The following table sets forth the capitalization of the Relative Value Portfolio and Firstar Growth & Income Portfolios as of June 30, 2001 and the capitalization of the Equity Income Portfolio on a pro forma basis as of that date, giving effect to the proposed acquisitions of assets of the Ohio National Portfolios and the unaffiliated Met Investors Trust portfolios at their then current net asset values. As a newly created series of FAIP, Equity Income Portfolio, immediately preceding the Closing Date, will have nominal assets and liabilities. The pro forma data reflects an exchange ratio of approximately
1.2035 Class IB shares of Equity Income Portfolio issued for each share of Relative Value Portfolio and an exchange ratio of approximately .7957 Class IB shares of Equity Income Portfolio issued for each share of Firstar Growth & Income Portfolio. It is anticipated that as of the Closing Date, no Class IB shares of Equity Income Portfolio will be outstanding.

  CAPITALIZATION OF RELATIVE VALUE PORTFOLIO, FIRSTAR GROWTH & INCOME PORTFOLIO
                     AND EQUITY INCOME PORTFOLIO (PRO FORMA)

------------------------- ---------------------- ----------------------- ---------------------- ----------------------
                                                                                                    EQUITY INCOME
                                                                                                      PORTFOLIO
                             RELATIVE VALUE        FIRSTAR GROWTH &          MET INVESTORS            PRO FORMA
                                PORTFOLIO           INCOME PORTFOLIO          PORTFOLIOS            (AFTER REORG)
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
TOTAL NET ASSETS
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
    CLASS IA                   N/A                   N/A                      $26,318,000            $26,318,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
    CLASS IB                   $10,397,000           $4,679,000               N/A                    $15,076,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
    TOTAL                      $10,397,000           $4,679,000               $26,318,000            $41,394,000
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------
NET ASSET VALUE
PER SHARE
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
    CLASS IA                   N/A                   N/A                      $12.58 *                    $12.58
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
    CLASS IB                   $15.14 ***            $10.01 ***               N/A                         $12.58
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------
SHARES OUTSTANDING
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
    CLASS IA                   N/A                   N/A                      2,337,100**              2,092,200
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
    CLASS IB                   686,800 ***           467,500 ***              N/A                      1,198,400
------------------------- ---------------------- ----------------------- ---------------------- ----------------------


------------------------- ---------------------- ----------------------- ---------------------- ----------------------
TOTAL SHARES
OUTSTANDING                    686,800               467,500                  2,337,100                3,290,600
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

*    Net asset value per share, as of June 30, 2001, of Firstar Equity
     Income Portfolio, one of the three series of Met Investors Series Trust which are being reorganized with Relative Value Portfolio and Firstar Growth & Income Portfolio into FAIP's Equity Income Portfolio. Following the Reorganization, FAIP's Equity Income Portfolio will assume and publish the investment performance record of Firstar Equity Income Portfolio. Met Investors Series Trust issues shares of its portfolios in only one class without designation.

** Total outstanding shares of all three series of Met Investors Series Trust being reorganized into FAIP's Equity Income Portfolio. Met Investors Series Trust (with respect to the portfolios referenced in this table) issues shares of its portfolios in only one class (Class A shares).

*** Ohio National issues shares of its portfolios in only one class without designation.

         The table set forth above should not be relied upon to reflect the number of Equity Income Portfolio shares to be issued in, and outstanding immediately following, the Reorganization; the actual number of shares to be issued and outstanding will depend upon the net asset value and number of shares of each Portfolio at the time of the Reorganization.

DISTRIBUTION OF SHARES

         All portfolios of Ohio National sell shares to the separate accounts of the Insurance Company as a funding vehicle for the Contracts offered by the Insurance Company, and certain of Ohio National's portfolios offer shares to qualified pension and retirement plans. Each Ohio National Portfolio offers only one class of shares. Expenses of Ohio National are passed through to the Insurance Company's separate accounts and are ultimately borne by Contract Owners. In addition, other fees and expenses are assessed by the Insurance Company at the separate account level. (The Prospectuses of the Contracts describe all fees and charges relating to a Contract.)

         Like Ohio National, FAIP does not sell its shares directly to the public. FAIP continuously sells shares of its portfolios only to insurance company separate accounts and to qualified pension and employee profit-sharing plans. It may also offer shares to other separate accounts of other insurers if approved by the Board of Directors of FAIP. Quasar Distributors, LLC ("Quasar"), serves as the distributor for FAIP's shares. The FAIP Portfolio currently offers two classes of shares: Class IA and Class IB. (Class IA is not part of the Reorganizations.) Each class has a separate distribution arrangement and bears its own distribution expenses, if any.

         In the proposed Reorganizations, shareholders of each Ohio National Portfolio will receive Class IB shares of the applicable FAIP Portfolio. Class IB shares are sold at net asset value without any initial or deferred sales charges. In connection with each Reorganization, no sales charges are imposed. Certain sales or other charges are imposed by the Contracts for which the FAIP Portfolio serves as an investment vehicle. More detailed descriptions of the Class IB shares and the distribution arrangements applicable to this class of shares are contained in the Prospectus and Statement of Additional Information relating to the FAIP Portfolios.

PURCHASE AND REDEMPTION PROCEDURES

         The Prospectus for your Contract describes the procedures for investing your purchase payments or premiums in shares of the Ohio National Portfolios. No fee is charged by an Ohio National Portfolio for selling (redeeming) shares. The Contracts Prospectus describes whether the Insurance Company charges any fees for redeeming your interest in a Contract. The Ohio National Portfolios buy or sell shares at net asset value per share of each Portfolio for orders received on a given day, and the Insurance Company uses this value to calculate the value of your interest in your Contract.

         Quasar places orders for the purchase or redemption of shares of the FAIP Portfolios based on, among other things, the amount of net Contract premiums or purchase payments transferred to the separate accounts, transfers to or from a separate account investment division and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Orders are effected at the net asset value per share for the Portfolio determined on that same date, without the imposition of any sales commission or redemption charge.

EXCHANGE PRIVILEGES

         The Contracts Prospectus indicates whether an Insurance Company charges any fees for moving your assets from one investment option to another. No fees for exchanges are charged by Ohio National or FAIP.

DIVIDEND POLICY

         The Ohio National Portfolios and the FAIP Portfolios have the same distribution policy. Each Portfolio declares and distributes its dividends from net investment income to the Insurance Company separate accounts at least once a year and not to you, the Contract Owner. These distributions are in the form of additional shares of stock and not cash. The result is that a Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. All net realized long- or short-term capital gains of each Portfolio are also declared and distributed once a year and reinvested in the Portfolio.

         The Ohio National Portfolios have each qualified and intend to continue to qualify, and each FAIP Portfolio expects to qualify in its initial year, to be treated as regulated investment companies under the Code. To remain qualified as a regulated investment company, a Portfolio must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Portfolio distributes all of its net investment company taxable and tax-exempt income and any net realized gains to the Record Holders, it is expected that a Portfolio will not be required to pay any federal income taxes on the amounts distributed to the Record Holders.

                 COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

         As a Minnesota corporation, the operations of FAIP are governed by its Articles of Incorporation and By-Laws, and applicable Minnesota law. The operations of Ohio National are likewise governed by its Articles of Incorporation and By-Laws, but because Ohio National is organized as a Maryland corporation, Maryland law (rather than Minnesota law) will apply. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of FAIP's Articles of Incorporation and By-Laws, without charge, upon written request to FAIP at the address and telephone number set forth on the cover of this Prospectus/Proxy Statement.

FORM OF ORGANIZATION

         As noted above, FAIP is organized as a Minnesota corporation, and Ohio National is organized as a Maryland corporation. FAIP and Ohio National are each open-end management investment companies registered with the SEC under the 1940 Act, and each is organized as a "series company" as that term is used in Rule 18f-2 under the 1940 Act. The series of FAIP consist of the FAIP Portfolios and other mutual funds of various asset classes; the series of Ohio National consist of the Ohio National Portfolios and other mutual funds of various asset classes. FAIP and Ohio National currently offer shares of their portfolios only to insurance company separate accounts to serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by the Insurance Company. Ohio National also offer shares of its portfolios to qualified pension and retirement plans. Each is governed by its applicable Articles of Incorporation, By-Laws, and a Board of Directors, and by applicable Maryland (with respect to Ohio National) or Minnesota (with respect to FAIP) and federal law.

CAPITALIZATION

         The beneficial interests in Ohio National are represented by 250 million common shares with a par value of $1.00 per share, of one or more series. Similarly, the beneficial interests in FAIP are represented by ten trillion common shares with a par value of $0.01 each, of one or more series. Ohio National's and FAIP's respective Articles of Incorporation permit directors to allocate shares into one or more series, and classes thereof, with rights determined by directors, all without shareholder approval. Fractional shares may be issued by each Portfolio. Under Maryland law, directors are permitted to increase the number of authorized shares of Ohio

National (or of any series of class of shares previously designated by Ohio National) without the need to seek shareholder approval. By contrast, an increase in the authorized shares of FAIP or of any series of class of outstanding shares, would require the vote of shareholders.

         Shares of each Ohio National Portfolio are offered in only one class and represent an equal proportionate interest in the Portfolio. Upon consummation of the Reorganizations, shares of each FAIP Portfolio will be offered in Class IA and Class IB (Class IA is not part of the Reorganizations). Shares of the classes of each FAIP Portfolio represent an equal pro rata interest in that Portfolio and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Portfolio's directors. Shareholders of each Portfolio vote separately, by Portfolio, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Portfolio. Shareholders of the each Portfolio vote by class as to matters that affect only their particular class.

SHAREHOLDER LIABILITY

         Under both Minnesota and Maryland corporate law, shareholders who have paid the agreed-upon consideration for their shares are not liable for the obligations of the corporation. Similar statutory authority limiting corporate shareholder liability exists in every state in the United States. As a result, shareholders in every jurisdiction should be protected against being held personally liable for the corporation's liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

         Neither FAIP on behalf of the FAIP Portfolios nor Ohio National on behalf of the Ohio National Portfolios is required to hold annual meetings of shareholders. However, with respect to both Ohio National and FAIP, a meeting of shareholders may be called for any purpose by one or more shareholders holding a "quorum" of the shares entitled to vote on the matters to be presented to the meeting (as set forth in the following paragraph). Neither FAIP nor Ohio National currently intends to hold regular shareholder meetings. Cumulative voting is not permitted in the election of directors of either Ohio National of FAIP.

         The By-Laws of FAIP provide that the holders of 10% of the shares outstanding and entitled to vote shall constitute a quorum for the transaction of business at any regular or special meeting of FAIP. The By-Laws of Ohio National provide that the holders of a majority of the shares outstanding and entitled to vote shall constitute a "quorum" for the transaction of business at any regular or special meeting of FAIP. Approval of a matter by the shareholders of FAIP or Ohio National generally requires the affirmative vote of the greater of (1) a majority of the shares present and entitled to vote, or (2) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the meeting, subject in all cases to other applicable law including the 1940 Act and as otherwise provided in the Articles of Incorporation. With respect to FAIP, Minnesota law requires a greater majority in the case of certain corporate actions such as mergers and certain sales of assets. A director of FAIP or Ohio National must be elected by the affirmative vote of a plurality of the shares present. A director of FAIP or Ohio National may be removed with or without cause by a vote of the shareholders holding a majority of the shares entitled to vote at an election of directors. In addition, with respect to Ohio National only, not more than one director may have been elected by the other directors to fill a vacancy on the board.

         Under the Articles of Incorporation of Ohio National and FAIP, respectively, each whole common share of a Portfolio is entitled to one vote, and each fractional share is entitled to a proportionate vote. With respect to the Portfolios, this means that each full share of a Portfolio attributable to a variable annuity contract or, with respect to a FAIP Portfolio, a variable life insurance policy, is entitled to one vote and any fractional share is entitled to a fractional vote.

LIQUIDATION

         In the event of the liquidation of Ohio National or FAIP, a Portfolio, or a class of shares within a Portfolio, the shareholders are entitled to receive the excess of the assets belonging to Ohio National or FAIP (as applicable), the Portfolio or attributable to the class over the liabilities belonging to Ohio National or FAIP (as applicable), the Portfolio or attributable to the class. In either case, the assets so distributable to shareholders of the Portfolio will be distributed among the shareholders in proportion to the number of shares of a class of the Portfolio held by them on the date of distribution.

LIABILITY AND INDEMNIFICATION OF DIRECTORS

         FAIP's and Ohio National's respective Articles of Incorporation state in effect that FAIP or Ohio National (as applicable) will indemnify its directors for expenses and liabilities to the fullest extent permitted by applicable state law provided that no such indemnification may be made if it would be in violation of Section 17(h) of the 1940 Act. In addition, to the fullest extent of the applicable state law, a director of FAIP or Ohio National shall not be liable for monetary damages for breach of fiduciary duty.

         The foregoing is only a summary of certain characteristics of the operations of the respective Articles of Incorporation and By-Laws of FAIP and Ohio National and applicable Maryland or Minnesota law and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Articles of Incorporation, By-Laws and Maryland or Minnesota law directly for more complete information.

                    VOTING INFORMATION CONCERNING THE MEETING

         This Prospectus/Proxy Statement is being sent to shareholders of Relative Value Portfolio, Firstar Growth & Income Portfolio and Strategic Income Portfolio, each a series of Ohio National, in connection with a solicitation of voting instructions by the directors of Ohio National, to be used at the Special Meeting of shareholders (the "Meeting) to be held at 10:00 a.m., Eastern Time, December 27, 2001, at the offices of Ohio National, One Financial Way, Cincinnati, Ohio 45242, and at any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and a voting instructions form, is first being mailed to shareholders of the Ohio National Portfolios on or about October [__], 2001.

         The Board of Directors of Ohio National has fixed the close of business on October [__], 2001 as the record date (the "Record Date") for determining the shareholders of the Ohio National Portfolios entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. The Insurance Company, through its separate account, owns all of the shares of each Ohio National Portfolio, and is the shareholder of record of each such Portfolio at the close of business on the Record Date. The Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of a Ohio National Portfolio. The Insurance Company has undertaken to vote its shares of a Ohio National Portfolio for the Contract Owners of that Portfolio in accordance with voting instructions received on a timely basis from those Contract Owners. In connection with the solicitation of such voting instructions, the Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

         The number of shares as to which voting instructions may be given under a Contract is determined by the number of full and fractional shares of each Ohio National Portfolio held in a separate account with respect to that particular Contract. In voting for a Reorganization, each full share of the Ohio National Portfolio attributable to a variable life or annuity contract, is entitled to one vote and any fractional share is entitled to a proportionate fractional vote.

         Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

         If you wish to participate in the Meeting, you may submit the voting instructions form included with this Prospectus/Proxy Statement, transmit your voting instructions by fax or by the Internet or attend in person and provide your voting instructions to the Insurance Company. (Guidelines on providing voting instructions are immediately after the Notice of Special Meeting.)

         If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of beneficial interest represented by the voting instructions form will be voted in accordance with the instructions marked on the returned voting instructions form. Unless instructions to the contrary are marked on the voting instructions form, it will be voted FOR a proposed Reorganization and FOR any other matters deemed appropriate.

         Interests in Contracts for which no timely voting instructions are received will be voted in the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company's registered separate accounts, in the aggregate.

         Shares which represent interests in a particular Ohio National Portfolio vote separately on the Reorganization and those matters pertaining only to that Portfolio. Approval of a Reorganization will require the affirmative vote of a majority of the votes of each constituent

Ohio National Portfolio, as applicable, cast at a shareholders' meeting duly called and at which a quorum is present (the presence in person or by proxy of holders entitled to cast at least a majority of the votes at any shareholders' meeting). As of the Record Date, the shareholder of record of each Ohio National Portfolio was the Insurance Company. Since the Insurance Company is the legal owner of the shares, attendance by the Insurance Company at the Meeting will constitute a quorum under the Articles of Incorporation, as amended, of Ohio National.

         Voting instructions solicitations will be made primarily by mail, but beginning on or about October [__], 2001 voting instructions solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of the Adviser, its affiliates or other representatives of the Ohio National Portfolios (who will not be paid for their soliciting activities). The costs of solicitation and the expenses incurred in connection with preparing this Prospectus/Proxy Statement and its enclosures will be paid by U.S. Bancorp or one of its affiliates. Neither Ohio National nor the Contract Owners will bear any costs associated with the Meeting, this proxy solicitation or any adjourned session.

         If shareholders of a Ohio National Portfolio do not vote to approve the applicable Reorganization, the directors of Ohio National will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve a Reorganization are not received, the persons named as proxies on a proxy form sent to the Record Holders may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the Meeting.

         A shareholder of a Ohio National Portfolio who objects to the proposed Reorganization will not be entitled under either Maryland law or the Articles of Incorporation, as amended, of Ohio National, to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that the Insurance Company believes that each Reorganization as proposed is not expected to result in recognition of gain or loss to the Record Holders or Contract Owners for federal income tax purposes. In addition, if a Reorganization is consummated, the rights of shareholders to transfer their account balances among investment options available under the Contracts or to make withdrawals under the Contracts will not be affected.

         Ohio National does not hold annual shareholder meetings. If a Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of Ohio National at the addresses set forth on the cover of this Prospectus/Proxy Statement so that they will be received by Ohio National in a reasonable period of time prior to that meeting.

         The votes of the shareholders of the FAIP Portfolio are not being solicited by this Prospectus/Proxy Statement and are not required to carry out the Reorganizations.

SHAREHOLDER INFORMATION

         The Record Holders of each Ohio National Portfolio at the close of business on October [__], 2001 (the Record Date) will be entitled to be present and vote at the Meeting with respect to shares of the applicable Ohio National Portfolio owned as of the Record Date. As of the Record Date, the total number of shares of each Ohio National Portfolio outstanding and entitled to vote was as follows:

          ----------------------------------- ----------------------------------
                                              NUMBER OF SHARES
                                              ----------------
          ----------------------------------- ----------------------------------
          RELATIVE VALUE PORTFOLIO
          ----------------------------------- ----------------------------------
          FIRSTAR GROWTH & INCOME PORTFOLIO
          ----------------------------------- ----------------------------------
          STRATEGIC INCOME PORTFOLIO
          ----------------------------------- ----------------------------------


         As of October [__], 2001, the officers and directors of Ohio National and of FAIP beneficially owned as a group less than 1% of the outstanding shares of each Ohio National Portfolio and the FAIP Portfolio, respectively.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

                  On October [__], 2001, to the knowledge of the directors and management of Ohio National, the Insurance Company owned of record 100% of the shares of each of the Ohio National Portfolios.

         The Insurance Company has advised Ohio National that, as of October [__], 2001, no individual or person owned Contracts which would entitle them to instruct the Insurance Company with respect to more than 5% of the voting securities of Ohio National or any Ohio National Portfolio.

                        FINANCIAL STATEMENTS AND EXPERTS

         The Annual Report of Ohio National Funds, Inc. for the year ended as of December 31, 2000, and the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Registration Statement in reliance upon the report of KPMG LLP, independent auditors, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

                                  LEGAL MATTERS

         Certain legal matters concerning the issuance of shares of First American Insurance Portfolios, Inc. will be passed upon by Dorsey & Whitney LLP.

                             ADDITIONAL INFORMATION

         Ohio National and FAIP are each subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's Regional Offices located at Northwest Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511 and [___________ ], New York, New York [_]. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

                                 OTHER BUSINESS

         Ohio National's Board of Directors does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.


         THE BOARD OF DIRECTORS OF OHIO NATIONAL RECOMMENDS APPROVAL OF EACH PLAN AND ANY UNMARKED VOTING INSTRUCTIONS WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF SUCH PLAN.

October [___], 2001

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 12th day of October, 2001, by and between First American Insurance Portfolios, Inc., a Minnesota corporation with its principal place of business at 601 Second Avenue South, Minneapolis, Minnesota 55402 ("FAIP"), and Ohio National Fund, Inc., a Maryland corporation with its principal place of business at One Financial Way, Cincinnati, Ohio 45242 ("Ohio National").

         The reorganization (the "Reorganization") will consist of (i) the transfer of all of the assets of each applicable series of Ohio National (each such series, as set forth in the table in Section 1.1 of this Agreement, a "Selling Fund") in exchange solely for Class IB shares of common stock, $.01 par value per share, of the corresponding series of FAIP (each such corresponding series, as set forth in the table in Section 1.1 of this Agreement, an "Acquiring Fund", and the Class IB shares of such Acquiring Fund to be issued to the Selling Fund, the "Acquiring Fund Shares"); (ii) the assumption by each Acquiring Fund of the identified liabilities of the corresponding Selling Fund; and (iii) the distribution, after the Closing Date hereinafter referred to, of the applicable Acquiring Fund Shares to the shareholders of the corresponding Selling Fund in liquidation of such Selling Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, each Selling Fund and each corresponding Acquiring Fund is a separate investment series of an open-end, registered investment company of the management type and each Selling Fund owns securities that generally are assets of the character in which the corresponding Acquiring Fund is permitted to invest;

         WHEREAS, each Selling Fund and the corresponding Acquiring Fund are authorized to issue their shares of common stock and common shares, respectively; and

         WHEREAS, the Directors of each of FAIP and Ohio National have determined that the transactions contemplated herein will be in the best interests of each Acquiring Fund, each Selling Fund and their respective shareholders and that the interests of the existing shareholders of the Acquiring Funds and Selling Funds will not be diluted as a result thereof.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                    ARTICLE I

             TRANSFER OF ASSETS OF EACH SELLING FUND IN EXCHANGE FOR
           THE CORRESPONDING ACQUIRING FUND SHARES, ASSUMPTION OF EACH
         SELLING FUND'S LIABILITIES AND LIQUIDATION OF EACH SELLING FUND

         1.1 THE EXCHANGE. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, each Selling Fund agrees to transfer all of its assets as set forth in paragraph 1.2 to the corresponding Acquiring Fund. Each

Selling Fund, a series of Ohio National, and the corresponding Acquiring Fund, a series of FAIP, is set forth in the following table:

         Selling Fund                                         Corresponding Acquiring Fund
         ------------                                         ----------------------------

         Relative Value Portfolio...........................  First American Equity Income Portfolio
         Firstar Growth & Income Portfolio..................  First American Equity Income Portfolio
         Strategic Income Portfolio.........................  First American Corporate Bond Portfolio

         Each Acquiring Fund agrees, in exchange for the corresponding Selling Fund's assets (i) to deliver to the Selling Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the identified liabilities of the Selling Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

         1.2 ASSETS TO BE ACQUIRED. The assets of each Selling Fund to be acquired by the corresponding Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         Each Selling Fund has provided the corresponding Acquiring Fund with its most recent unaudited financial statements, which contain a list of all of the Selling Fund's assets as of the date thereof. Each Selling Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses. Each Selling Fund reserves the right to sell any such securities held on the date hereof, but will not, without the prior written approval of the corresponding Acquiring Fund, acquire any additional securities other than securities of the type in which such Acquiring Fund is permitted to invest.

         Each Selling Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the corresponding Acquiring Fund with a list of its portfolio securities and other investments (the "Securities List"). Each Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the corresponding Selling Fund with a list of the securities, if any, on the Selling Fund's Securities List that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. If a Selling Fund holds any investments that the corresponding Acquiring Fund may not hold (as identified by the Acquiring Fund pursuant hereto), the Selling Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that a Selling Fund and the corresponding Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require a Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund, such disposition would violate the Selling Fund's fiduciary duty to its shareholders.

         1.3 LIABILITIES TO BE ASSUMED. Each Selling Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. Each Acquiring Fund shall assume only those liabilities, expenses, costs, charges and reserves reflected on a Statement of Assets and Liabilities of the corresponding Selling Fund prepared on behalf of the Selling Fund, as of the Valuation Date (as defined in paragraph 2.1), in accordance with generally accepted accounting principles consistently applied from the prior audited period and shall not assume any other liabilities, whether absolute or contingent, known or unknown, accrued or unaccrued, all of which shall remain the obligation of the corresponding Selling Fund.

         1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing
Date as is conveniently practicable (the "Liquidation Date"), (a) each Selling Fund will liquidate and distribute pro rata to its shareholders of record, determined as of the close of business on the Valuation Date (the "Selling Fund Shareholders"), the corresponding Acquiring Fund Shares received by the Selling Fund pursuant to paragraph 1.1; and (b) the Selling Fund will thereupon proceed to terminate as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Selling Fund on the books of the corresponding Acquiring Fund to open accounts on the share records of the corresponding Acquiring Fund in the names of the Selling Fund Shareholders and representing the respective pro rata number of the corresponding Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The corresponding Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of each Acquiring Fund's transfer agent. Shares of each Acquiring Fund will be issued in the manner described in the Prospectus/Proxy Statement on Form N-14, which has been distributed to shareholders of the corresponding Selling Fund as described in paragraph 4.1(o).

         1.6 TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the corresponding Selling Fund shares on the books of the corresponding Selling Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of a Selling Fund is and shall remain the responsibility of the Selling Fund up to and including the Closing Date and such later date on which the Selling Fund is terminated.

         1.8 TERMINATION. Ohio National shall take all necessary and appropriate steps under applicable law to terminate each Selling Fund promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of each Selling Fund's assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the New York Stock Exchange on the business day immediately prior to the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in Ohio National's Articles of Incorporation and the Selling Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. No Acquiring Fund Shares will be issued and outstanding as of the Valuation Date. For purposes of the transactions contemplated herein, the net asset value for each Acquiring Fund Share of First American Equity Income Portfolio shall be equal to the net asset value per share, determined as of the same time, of Firstar Equity Income Portfolio, a series of Met Investors Series Trust (the accounting survivor of First American Equity Income Portfolio) (the "Accounting Survivor NAV"), and the net asset value for each Acquiring Fund Share of First American Corporate Bond Portfolio shall be equal to the net asset value, as of the Valuation Date, of each outstanding share of Ohio National's Strategic Income Portfolio.

         2.3 SHARES TO BE ISSUED. The number of full and fractional
Acquiring Fund Shares of First American Equity Income Portfolio to be issued in exchange for each corresponding Selling Fund's assets shall be determined by multiplying the outstanding shares of the applicable Selling Fund by the ratio computed by dividing the net asset value per share of the applicable Selling Fund by the Accounting Survivor NAV (as defined in Section 2.2). The number of full and fractional Acquiring Fund Shares of First American Corporate Bond Portfolio to be issued in exchange for the corresponding Selling Fund's assets shall equal the number of outstanding full and fractional shares of such Selling Fund.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The closing of the Reorganization (the
"Closing") shall take place on or about December 31, 2001 or such other date as the parties may agree to in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 8:00 a.m. Central time at the offices of FAIP, or at such other time and/or place as the parties may agree.

         3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the
Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of one or more Acquiring Funds or the applicable Selling Fund(s) shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of one or more Acquiring Funds or the applicable Selling Fund(s) is impracticable, the Valuation Date (and the Closing Date) for the affected Acquiring Fund(s) and Selling Fund(s) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.3 TRANSFER AGENT'S CERTIFICATE. Each Selling Fund shall cause its transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Selling Fund Shareholders of each Selling Fund and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. Each Acquiring Fund shall issue and deliver, or cause its transfer agent to issue and deliver, to the Treasurer of Ohio National a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to each Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of such Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUNDS. Each Selling Fund represents and warrants to the corresponding Acquiring Fund as follows:

                  (a) The Selling Fund is a separate investment series of Ohio National, a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland.

                  (b) The Selling Fund is a separate investment series of Ohio National, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), is in full force and effect.

                  (c) The current prospectus and statement of additional information of the Selling Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in violation of any provision of Ohio National's Articles of Incorporation or Bylaws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) The Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged or reflected in the Statement of Assets and Liabilities as provided in paragraph 1.3 hereof.

                  (f) Except as otherwise disclosed in writing to and accepted by the corresponding Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

                  (g) The unaudited financial statements of the Selling Fund at June 30, 2001 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of such date, and there are no known contingent liabilities of the Selling Fund as of such date not disclosed therein.

                  (h) Since June 30, 2001, there has not been any material adverse change in the Selling Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Selling Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the corresponding Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) At the Closing Date, all federal and other tax returns and reports of the Selling Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) For each fiscal year of its operation, the Selling Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment income and realized capital gains and has met the diversification requirements of Section 817 (h) of the Code and the rules thereunder.

                  (k) All issued and outstanding shares of the Selling Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Selling Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, nor is there outstanding any security convertible into any of the Selling Fund shares.

                  (l) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the corresponding Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the corresponding Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed in writing to the corresponding Acquiring Fund and accepted by the Acquiring Fund.

                  (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund and, subject to approval by the Selling Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (n) The information furnished by the Selling Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

                  (o) The Selling Fund has provided the corresponding Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which included the proxy statement of the Selling Fund (the "Prospectus/Proxy Statement"), all of which was included in a Registration Statement on Form N-14 of the corresponding Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act in connection with the meeting of the shareholders of the Selling Fund to approve this Agreement and the transactions contemplated hereby. The Prospectus/Proxy Statement included in the Registration Statement (other than information therein that relates to the corresponding Acquiring Fund and any other fund described therein other than the Selling Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

         4.2 REPRESENTATIONS OF THE ACQUIRING FUNDS. Each Acquiring Fund represents and warrants to the corresponding Selling Fund as follows:

                  (a) The Acquiring Fund is a separate investment series of FAIP, a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota.

                  (b) The Acquiring Fund is a separate investment series of FAIP, a corporation that is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) The prospectus and statement of additional information, as of the date of the Prospectus/Proxy Statement, of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of FAIP's Articles of Incorporation or Bylaws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) Except as otherwise disclosed in writing to the corresponding Selling Fund and accepted by the corresponding Selling Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (f) The Acquiring Fund has no liabilities of a material amount, contingent or otherwise.

                  (g) At the Closing Date, there will not be any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to and accepted by the corresponding Selling Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such dates shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) The Acquiring Fund expects to qualify for treatment as a regulated investment company under subchapter M of the Code, and expects to meet the diversification requirements of Section 817(h) of the Code and the rules thereunder, for its taxable year which includes the Closing Date.

                  (j) All issued and outstanding Acquiring Fund Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

                  (k) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (l) The Acquiring Fund Shares to be issued and delivered to the corresponding Selling Fund, for the account of the Selling Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (m) The information furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

                  (n) The Prospectus/Proxy Statement included in the Registration Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                    ARTICLE V

             COVENANTS OF THE ACQUIRING FUNDS AND THE SELLING FUNDS

         5.1 OPERATION IN ORDINARY COURSE. Each Acquiring Fund and each Selling Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

         5.2 APPROVAL BY SHAREHOLDERS. Ohio National will call a meeting of the shareholders of each Selling Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

         5.3 INVESTMENT REPRESENTATION. Each Selling Fund covenants that the applicable Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.4 ADDITIONAL INFORMATION. Each Selling Fund will assist the corresponding Acquiring Fund in obtaining such information as such Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund Shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, each Acquiring Fund and the corresponding Selling Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, each Selling Fund shall furnish the corresponding Acquiring Fund, in such form as is reasonably satisfactory to such Acquiring

Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be reviewed by KPMG LLP and certified by Ohio National's President, Vice President or Treasurer.


                                   ARTICLE VI

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUNDS

         The obligations of each Selling Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

         6.1 All representations and warranties of the corresponding Acquiring Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and such Acquiring Fund shall have delivered to the applicable Selling Fund a certificate executed in its name by FAIP's President or Vice President, in form and substance reasonably satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 With respect to each Selling Fund, Ohio National shall have received on the Closing Date an opinion from Dorsey & Whitney LLP, counsel to FAIP and each Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to Ohio National, covering the following points:

                  (a) The Acquiring Fund is represented by a series of FAIP. FAIP is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota and has the corporate power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) FAIP is registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by FAIP and, assuming due authorization, execution and delivery of this Agreement by Ohio National, is a valid and binding obligation of FAIP enforceable against FAIP in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that a consideration therefor not less than the net asset value thereof has been paid and that the conditions set forth in this Agreement have been satisfied, the Acquiring Fund Shares to be issued and delivered to the Selling Fund on behalf of the Selling Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any statutory preemptive rights in respect thereof.

                  (e) To the knowledge of such counsel, the Registration Statement has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued; and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Minnesota is required for consummation by FAIP and each Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of FAIP's Articles of Incorporation or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Acquiring Fund is a party or by which it or any of its properties may be bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree (in each case known to such counsel) to which the Acquiring Fund is a party or by which it is bound.

         Such opinion shall contain such assumptions and limitations as shall be in the opinion of Dorsey & Whitney LLP appropriate to render the opinions expressed therein.

                                   ARTICLE VII

           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS

         The obligations of each Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the corresponding Selling Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations and warranties of the corresponding Selling Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and such Selling Fund shall have delivered to the corresponding Acquiring Fund on the Closing Date a certificate executed in its name by Ohio National's President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 Each Selling Fund shall have delivered to the corresponding Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of Ohio National.

         7.3 With respect to each Acquiring Fund, FAIP shall have received on the Closing Date an opinion of Jones & Blouch L.L.P., counsel to Ohio National and each Selling Fund, in a form satisfactory to FAIP covering the following points:

                  (a) The Selling Fund is represented by a series of shares of Ohio National. Ohio National is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the corporate power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) Ohio National is registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by Ohio National and, assuming due authorization, execution, and delivery of this Agreement by FAIP, is a valid and binding obligation of Ohio National enforceable against Ohio National in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for consummation by Ohio National or each Selling Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act and the 1940 Act, and as may be required under state securities laws.

                  (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of Ohio National's Articles of Incorporation or Bylaws, or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Selling Fund is a party or by which it or any of its properties may be bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree (in each case known to such counsel) to which the Selling Fund is a party or by which it is bound.

                  (f) Assuming that a consideration therefor of not less than the net asset value thereof has been paid and that the conditions set forth in this Agreement have been satisfied, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable.

         Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Jones & Blouch L.L.P. appropriate to render the opinions expressed therein.

                                  ARTICLE VIII

                 FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF
                      EACH ACQUIRING FUND AND SELLING FUND

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to any Selling Fund or the corresponding Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement with respect to the corresponding Acquiring Fund or Selling Fund (as applicable):

         8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of each Selling Fund in accordance with the provisions of Ohio National's Articles of Incorporation and Bylaws, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, no Acquiring Fund or its corresponding Selling Fund may waive the conditions set forth in this paragraph 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of any Acquiring Fund or the corresponding Selling Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.


                                   ARTICLE IX

                                    EXPENSES

         9.1 Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by the Selling Funds and the Acquiring Funds, whether incurred before or after the date of this Agreement, will be borne by U.S. Bank National Association or one of its affiliates. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) postage; (d) printing; (e) accounting fees; (f) legal fees; and (g) solicitation costs of the transaction. Notwithstanding the foregoing, each Acquiring Fund shall pay its own federal and state registration fees.


                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 FAIP and Ohio National agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.


                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated with respect to any or all of the constituent Selling Funds and corresponding Acquiring Funds by the mutual agreement of FAIP and Ohio National. In addition, either FAIP or Ohio National (with respect to each affected Acquiring Fund or Selling Fund, as applicable) may at its option terminate this Agreement at or prior to the Closing Date because:

                  (a) of a breach by the corresponding Selling Fund or Acquiring Fund, as applicable, of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days; or

                  (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met by the corresponding Selling Fund or Acquiring Fund, as applicable.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any Acquiring Fund, FAIP, any Selling Fund or Ohio National, their respective Directors or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.


                                   ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of FAIP and Ohio National; provided, however, that following the meeting of shareholders of a Selling Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to such Selling Fund Shareholders under this Agreement to the detriment of such Selling Fund Shareholders without their further approval.


                                  ARTICLE XIII

                HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota, without giving effect to the conflicts of laws provisions thereof.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                     OHIO NATIONAL FUND, INC.


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:



                                     FIRST AMERICAN INSURANCE PORTFOLIOS, INC.

                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:

                       STATEMENT OF ADDITIONAL INFORMATION

                            ACQUISITION OF ASSETS OF

                          RELATIVE VALUE PORTFOLIO AND
                        FIRSTAR GROWTH & INCOME PORTFOLIO
                                each a series of
                            OHIO NATIONAL FUND, INC.
                                One Financial Way
                             Cincinnati, Ohio 45242
                                 (800) 366-6654

                        BY AND IN EXCHANGE FOR SHARES OF

                             EQUITY INCOME PORTFOLIO
                                   a series of
                    FIRST AMERICAN INSURANCE PORTFOLIOS, INC.
                             601 Second Avenue South
                          Minneapolis, Minnesota 55402
                                 (800) 677-3863

                                       AND

                            ACQUISITION OF ASSETS OF

                           STRATEGIC INCOME PORTFOLIO
                                   a series of
                            OHIO NATIONAL FUND, INC.

                        BY AND IN EXCHANGE FOR SHARES OF

                            CORPORATE BOND PORTFOLIO
                                   a series of
                    FIRST AMERICAN INSURANCE PORTFOLIOS, INC.


         This Statement of Additional Information, dated October [22], 2001, relating to the proposed reorganization of Relative Value Portfolio and Firstar Growth & Income Portfolio, each a series of Ohio National Fund, Inc. ("Ohio National"), into Equity Income Portfolio, a newly formed series of the First American Insurance Portfolios, Inc. ("FAIP"), and the proposed reorganization of Strategic Income Portfolio, a series of Ohio National, into Corporate Bond Portfolio, a newly formed series of FAIP, consists of the information set forth below pertaining to the Firstar Portfolios and the following described documents, each of which is attached hereto and incorporated by reference herein:

         (1) The Statement of Additional Information of Ohio National dated May 1, 2001.

         (2) The Statement of Additional Information of FAIP's Equity Income Portfolio and Corporate Bond Portfolio dated October [ ], 2001.


         (3)      Annual Report of Ohio National for the year ended December 31,
                  2000.

         (4) Semi-Annual Report of Ohio National for the six month period ended June 30, 2001.

         (5) Pro Forma Financial Statements dated as of June 30, 2001 relating to the proposed reorganization of Ohio National's Relative Value Portfolio and Firstar Growth & Income Portfolio into FAIP's new Equity Income Portfolio.

         (6) Annual Report of Balanced Portfolio, Equity Income Portfolio, Growth & Income Equity Portfolio, each a portfolio of Cova Series Trust, for the year ended December 31, 2000. Equity Income Portfolio is the predecessor to Firstar Equity Income Portfolio, a series of Met Investors Series Trust. After the Reorganizations, FAIP's new Equity Income Portfolio will assume and publish the investment performance record of Firstar Equity Income Portfolio.

         (7) Semi-Annual Report of Met Investors Series Trust (including its Firstar Equity Income Portfolio) for the six month period ended June 30, 2001.

         This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Proxy Statement of Relative Value Portfolio, Firstar Growth & Income Portfolio and Strategic Income Portfolio (series of Ohio National) and Equity Income Portfolio and Corporate Bond Portfolio (series of FAIP) dated October [22], 2001. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing to the Trust or FAIP at the telephone numbers or addresses set forth above.

                            OHIO NATIONAL FUND, INC.

                                One Financial Way
                             Montgomery, Ohio 45242
                            Telephone (800) 366-6654

                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 2001



This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of Ohio National Fund, Inc. (the "Fund") dated May 1, 2001.


To obtain a free copy of the Fund's prospectus, write or call the Fund at the above address.

                                Table of Contents
                                -----------------
                                                                  Page
                                                                  ----
The Fund. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3

Fund Performance. . . . . . . . . . . . . . . . . . . . . . . . . .4
      Current Yield of Money Market Portfolio
      Total Return
      Portfolio Turnover

Investment Objectives and Policies. . . . . . . . . . . . . . . . .9
      Money Market Instruments

Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . 10
      Hedging Transactions
      Covered Call Options and Put Options
      Futures Contracts
      Options on Futures Contracts and Financial Indexes
      Foreign Currency Hedging Transactions
      Short Sales
      Borrowing Money
      Zero-Coupon and Pay-in-kind Debt Securities

Management of the Fund. . . . . . . . . . . . . . . . . . . . . . .22
      Directors and Officers
      Compensation of Directors
      Shareholders' Meetings
      Investment Advisory and Other Services

Brokerage Allocation. . . . . . . . . . . . . . . . . . . . . . . .27

Purchase and Redemption of Shares. . . . . . . . . . . . . . . . . 29

Tax Status. . . . . . . . . . . . . . . . . . . . . . . . . . . . .30

Independent Auditors . . . . . . . . . . . . . . . . . . . . . . . 31

Financial Statements . . . . . . . . . . . . . . . . . . . . . . . 31


Legal Counsel. . . . . . . . . . . . . . . . . . . . . . . . . . . 31

The S&P 500 . . . . . . . . . . . . . . . . . . . . . . . . . . . .31


The Nasdaq-100 Index. . . . . . . . . . . . . . . . . . . . . . . .32

Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .33
      Debt Security Ratings

                                    THE FUND

The Fund is an open-end diversified management investment company which currently consists of 20 separate portfolios - the Equity portfolio, the Money Market portfolio, the Bond portfolio, the Omni portfolio, the International portfolio, the Capital Appreciation portfolio, the Small Cap portfolio, the International Small Company portfolio, the Aggressive Growth portfolio, the Core Growth portfolio, the Growth & Income portfolio, the S&P 500 Index portfolio, the Social Awareness portfolio, the Strategic Income portfolio, the Firstar Growth & Income portfolio, the Relative Value portfolio, the Capital Growth portfolio, the High Income Bond portfolio, the Equity Income portfolio and the Blue Chip portfolio. At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company ("ONLI") and Ohio National Life Assurance Corporation ("ONLAC") to support certain benefits under variable contracts issued by ONLI and ONLAC. In the future, Fund shares may be used for other purposes, but unless there is a change in applicable law, they will not be sold directly to the public.


The Fund is a Maryland corporation. It was created on November 2, 1982 when O.N. Fund, Inc. was merged into O.N. Market Yield Fund, Inc. The shares of O.N. Fund, Inc. were converted to an equal number of shares of the Equity portfolio, all shares of O.N. Market Yield Fund, Inc. were converted into an equal number of shares of the Money Market portfolio, and the Bond portfolio was created. The Omni portfolio was added in 1984, the International portfolio in 1993, the Capital Appreciation and Small Cap portfolios in 1994, the International Small Company and Aggressive Growth portfolios in 1995, the Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Strategic Income, Firstar Growth & Income and Relative Value portfolios in 1997, the Capital Growth, High Income Bond, Equity Income and Blue Chip portfolios in 1998, and the Nasdaq-100 Index portfolio in 2000. The investments held by each portfolio are maintained separately from those held by the other portfolios.



The investment and reinvestment of the assets of the Money Market, Bond, Omni, S&P 500 Index, Social Awareness and Nasdaq-100 Index portfolios is directed by the Fund's investment adviser, Ohio National Investments, Inc. (the "Adviser"), a wholly-owned subsidiary of ONLI. The principal business address of ONLI, ONLAC and the Adviser is One Financial Way, Montgomery, Ohio 45242.

The investment and reinvestment of Equity portfolio assets is managed by Legg Mason Funds Management, Inc. ("Legg Mason") as sub-adviser. The principal business address of Legg Mason is 100 Light Street, Baltimore, Maryland 21202.


The investment and reinvestment of International and International Small Company portfolio assets is managed by Federated Global Investment Management Corp. ("Federated Global") as sub-adviser. The principal business address of Federated Global is 175 Water Street, New York, New York 10038.

The investment and reinvestment of Capital Appreciation portfolio assets is managed by Jennison Associates LLC ("Jennison") as sub-adviser. The principal business address of Jennison is 466 Lexington Avenue, New York, New York 10017.

The investment and reinvestment of Small Cap portfolio assets is managed by Founders Asset Management LLC ("Founders") as sub-adviser. The principal business address of Founders is 2930 East Third Avenue, Denver, Colorado 80206.

The investment and reinvestment of Aggressive Growth portfolio assets is managed by Janus Capital Corporation ("Janus") as sub-adviser. The principal business address of Janus is 100 Fillmore Street, Denver, Colorado 80206.


The investment and reinvestment of Core Growth portfolio assets is managed by Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") as sub-adviser. The principal business address of Pilgrim Baxter is 1400 Liberty Ridge Drive, Wayne, Pennsylvania 19087.

The investment and reinvestment of Growth & Income and Capital Growth portfolio assets is managed by RS Investments LLC. ("RSI") as sub-adviser. The principal business address of RSI is 555 California Street, San Francisco, California 94104.






The investment and reinvestment of Firstar Growth & Income, Strategic Income and Relative Value portfolio assets is managed by Firstar Investment Research & Management Company, LLC ("FIRMCO") as sub-adviser. The principal business address of FIRMCO is 615 East Michigan Street, Milwaukee, Wisconsin 53201.


The investment and reinvestment of High Income Bond, Equity Income and Blue Chip portfolio assets is managed by Federated Investment Counseling ("Federated Investment") as sub-adviser. The principal business address of Federated Investment is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222.

Interests in each portfolio are represented by a separate class of the Fund's capital stock, par value $1. Each class represents an undivided interest in the assets of the portfolio corresponding to that class. All shares of each portfolio have one vote per share and are freely transferable. When matters arise that affect only one portfolio, shares of just that portfolio are entitled to vote on those matters. Approval of certain matters by a vote of all Fund shareholders may not bind a portfolio whose shareholders did not approve that matter.

Each share of each portfolio may participate equally in the portfolio's dividends, distributions and net assets. The shares of each portfolio, when issued, will be fully paid and non-assessable, have no preemptive, conversion, cumulative dividend or similar rights, and are freely transferable. Fund shares do not have cumulative voting rights. This means the holders of more than half of the Fund shares voting to elect directors can elect all the directors if they so choose. In that event, the holders of the remaining shares could not elect any directors.

All of the outstanding Fund shares are owned of record by ONLI and ONLAC and are held in their various separate accounts. The shares held in connection with those separate accounts are voted by ONLI or ONLAC in accordance with instructions received from the owners of variable contracts issued in connection with such separate accounts and persons receiving payments under the variable contracts. Fund shares attributable to contracts owned by ONLI and ONLAC, and Fund shares not attributable to variable contracts, will be voted in proportion to instructions received from all variable contract owners.


Firstar Mutual Fund Services LLC is the Fund's transfer agent and fund accounting agent. It is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. Firstar Bank, N.A. is custodian for those portfolios other than the International and International Small Company portfolios. It is located at 425 Walnut Street, Cincinnati, Ohio 45202. The custodian for the International and International Small Company portfolios is State Street Bank and Trust Company. It is located at 801 Pennsylvania Street, Kansas City, Missouri. For assets held outside the United States, the custodians enter into subcustodial agreements. The Board of Directors approves all these relationships.



                                FUND PERFORMANCE

From time to time, we advertise the current yield, average annual total return and cumulative total returns for the portfolios. We might compare the results to other similar mutual funds or unmanaged indices. Management's discussion and analysis of the Fund's performance is included in the Fund's most-recent annual report and is available free upon request.

Total return for a portfolio reflects the sum of all of its earnings plus any changes in the value of its assets, reduced by all expenses accrued during a measurement period. For this purpose, it is assumed that all dividends and capital gains distributions are reinvested. The average annual total return is expressed as a percentage of an amount invested for a one-year period. Each portfolio's average return is computed by a formula in which a hypothetical initial investment of $1,000 is equated to an ending redeemable value from the inception of the portfolio for one-, five- and ten-year periods. Cumulative total return reflects a portfolio's aggregate performance, expressed as a dollar amount change, from the beginning to the end of the period.

Percentage changes in net asset value per share and total returns quoted for a portfolio include the effect of deducting that portfolio's expenses, but do not include charges and expenses attributable to any particular insurance product. The amount by which variable annuity separate account charges and expenses would reduce the Fund's total return may be demonstrated by comparing the Fund's total return to that of the variable annuity separate account for the same period. Variable life insurance separate account charges vary significantly, depending upon a variety of demographic factors (such as age, sex and health status) and several contract-specific factors (such as stated amount of death benefit), but in all cases would have the result of lowering the total return from the Fund.

From time to time the annualized yield and "effective" yield will be quoted for the Money Market portfolio. The Money Market portfolio's yield refers to the income generated by an investment in the portfolio over the seven-day period indicated. This income is then "annualized" by assuming that the same amount of income generated by the portfolio that week is generated over a 52-week period and is shown as a percentage of the investment. "Effective" yield is calculated similarly but, when annualized, the income earned by an investment in the portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

All performance quotations are based on historical investment performance and are not intended to indicate future performance.

The Fund may distribute sales literature comparing the performance of its portfolios against the Consumer Price Index or such established market indices as the Dow Jones Industrial Average, the Standard & Poor's 500, 400, 600 or 1500 Indices, one or more of Lehman Brothers Bond Indices, the Morgan Stanley Capital International Europe, Australia and Far East Index, the Morgan Stanley Capital International World Index, the Russell 2000, 2500 or 3000 Indices, the New York Stock Exchange Composite Index, the American Stock Exchange Index, the National Association of Securities Dealers Automated Quotations Composite Index, the Nasdaq 100 Index, the Value Line Composite Index, the Investors Business Daily 6000 Index, the Wilshire 5000 Index, IBC's Money Fund Reports, or other management investment companies having investment objectives similar to the portfolio being compared. These comparisons may include graphs, charts, tables or examples. The average annual total return and cumulative total returns for each portfolio may also be advertised.

The Fund may also advertise the performance ratings or rankings assigned to certain portfolios or their subadvisers by various statistical services, including Morningstar, Inc. and Lipper Analytical Services, Inc., or as they appear in various publications including The Wall Street Journal, Investors Business Daily, The New York Times, Barron's, Forbes, Fortune, Business Week, Financial Services Week, Financial World, Kiplinger's Personal Finance and Money Magazine.

The prospectus sets forth in tabular form, under the caption "Financial Highlights," certain information concerning the Fund and its individual portfolios. The following discussion describes the methods of calculating the current yield of the Money Market portfolio and the total return of all portfolios, and states the Fund's policy with respect to each portfolio's turnover rate.


CURRENT YIELD OF MONEY MARKET PORTFOLIO

Current annualized yield quotations for the Money Market portfolio are based on the portfolio's net investment income for a seven-day period and exclude any realized or unrealized gains or losses on portfolio securities. Current annualized yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period, and annualizing this quotient on a 365-day basis. The net change in account value reflects the value of any additional shares purchased with dividends from the original share in the account during the seven-day period, any dividends declared on such original share and any such additional shares during the period, and expenses accrued during the period. The Fund may also disclose the effective yield of the Money Market portfolio for a seven-day period for which the current annualized yield is computed by expressing the unannualized return on a compounded, annualized basis.


TOTAL RETURN

Total returns quoted in advertising reflect all aspects of a portfolio's investment return, including the effects of reinvesting dividends and capital gain distributions as well as changes in the portfolio's net asset value per share over the period shown. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a portfolio over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result had the rate of growth or decline been constant over that period. While average annual returns are a convenient means of comparing investment alternatives, no portfolio will experience a constant rate of growth or decline over time.

The average annual compounded rate of return for a portfolio over a given period is found by equating the initial amount invested to the ending redeemable value using the following formula:

P(1 + T)n = ERV

      where: P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and
                      ERV= the ending redeemable value of a hypothetical $1,000
                           beginning-of-period payment at the end of the period (or fractional portion thereof).


The average annual total returns for each of the portfolios from the inception of the portfolio and for the one-, five- and ten-year periods ending on December 31, 2000, are as stated below:



                                                  One            Five               Ten        From           Inception
                                                  Year           Years             Years      Inception         Date
                                                  ----           ------            -----      ---------        -------

      Equity*                                     (6.64%)        10.59%             12.02%      10.53%        01-14-1971
      Money Market                                 6.34%          5.46%              4.83%       7.08%        03-20-1980
      Bond                                         5.86%          4.89%              6.92%       7.89%        11-02-1982
      Omni                                       (14.85%)         6.23%              9.11%       9.67%        09-10-1984
      International*                             (22.20%)         9.60%               N/A       12.07%        05-03-1993
      Capital Appreciation*                       31.50%         14.60%               N/A       14.97%        05-01-1994
      Small Cap                                   11.22%         20.94%               N/A       23.91%        05-01-1994
      International Small Company*               (30.27%)        13.51%               N/A       13.31%        03-31-1995
      Aggressive Growth*                         (27.31%)        (1.24%)              N/A        3.16%        03-31-1995
      Core Growth                                (16.87%)          N/A                N/A       15.79%        01-03-1997
      Growth & Income                             (8.29%)          N/A                N/A       21.45%        01-03-1997
      S&P 500 Index                               (9.65%)          N/A                N/A       18.10%        01-03-1997
      Social Awareness                           (12.80%)          N/A                N/A        0.01%        01-03-1997
      Strategic Income                            11.90%           N/A                N/A        3.37%        01-03-1997
      Firstar Growth & Income*                     3.86%           N/A                N/A        4.59%        01-03-1997
      Relative Value                              (4.23%)          N/A                N/A       12.36%        01-03-1997
      Capital Growth                             (26.01%)          N/A                N/A       37.60%        05-01-1998
      High Income Bond                            (7.10%)          N/A                N/A       (2.05)        05-01-1998
      Equity Income                              (12.49%)          N/A                N/A        3.65%        05-01-1998
      Blue Chip                                    1.08%           N/A                N/A        3.51%        05-01-1998
      Nasdaq-100 Index                              N/A            N/A                N/A      (39.10%)       05-01-2000


In addition to average annual total returns, advertising may reflect cumulative total returns that simply reflect the change in value of an investment in a portfolio over a period. This may be expressed as either a percentage change, from the beginning to the end of the period, or the end-of-period dollar value of an initial hypothetical investment. The cumulative total returns for each of the portfolios from the inception of the portfolio and for the five- and ten-year periods ending on December 31, 2000 (assuming a hypothetical initial investment of $1,000) were as follows:

                                 Five Years        Ten Years     From Inception

Equity*                            $1,655           $3,112         N/A
Money Market                       $1,304           $1,603         N/A
Bond                               $1,270           $1,952         N/A
Omni                               $1,353           $2,392         N/A
International*                     $1,582           N/A            $2,394
Capital Appreciation*              $1,977           N/A            $2,534
Small Cap                          $2,588           N/A            $4,174
International Small Company*       $1,884           N/A            $2,052
Aggressive Growth*                 $940             N/A            $1,193
Core Growth                        N/A              N/A            $1,797
Growth & Income                    N/A              N/A            $2,176
S&P 500 Index                      N/A              N/A            $1,944
Social Awareness                   N/A              N/A            $1,001
Strategic Income                   N/A              N/A            $1,145
Firstar Growth & Income*           N/A              N/A            $1,197
Relative Value                     N/A              N/A            $1,593
Capital Growth                     N/A              N/A            $2,314
High Income Bond                   N/A              N/A            $  944
Equity Income                      N/A              N/A            $1,095
Blue Chip                          N/A              N/A            $1,098
Nasdaq-100 Index                   N/A              N/A            $  609



*Prior to January 1, 1999, the sub-adviser of the International and International Small Company portfolios was Societe Generale Asset Management Corp. and the investment policies of the International Small Company portfolio were substantially different. Prior to May 1, 1999, the Firstar Growth & Income Portfolio's investment policies were substantially different and its sub-adviser was Firstar Bank, N.A. Prior to August 2, 1999, the Equity portfolio was managed by the Adviser. Prior to January 3, 2000, the Capital Appreciation portfolio was managed by T. Rowe Price Associates, Inc. and the Aggressive Growth portfolio was managed by Strong Capital Management, Inc. Prior to May 1, 2000, the Strategic Income and Relative Value portfolios were managed by Firstar Bank.


PORTFOLIO TURNOVER

Each portfolio has a different expected rate of portfolio turnover. However, the rate of portfolio turnover will not be a limiting factor when the management of the Fund deems it appropriate to purchase or sell securities for a portfolio. The Small Cap, Aggressive Growth and Strategic Income portfolios may engage in the purchase and sale of securities close to the ex-dividend date in order to receive the anticipated dividend and then sell the securities after the ex-dividend date. This practice could substantially increase the portfolio's turnover rate. Higher turnover rates are often reflected in higher portfolio brokerage expenses. The Fund's policy with respect to each portfolio is as follows:


      EQUITY PORTFOLIO - Although this portfolio will not normally purchase securities with the intention of obtaining short-term capital appreciation, purchases and sales will be made whenever deemed prudent and consistent with the investment objectives of the portfolio. During periods of relatively stable market and economic conditions, it is anticipated that the annual portfolio turnover rate of the portfolio will be low. During periods when changing market or economic conditions are foreseen, shifts in portfolio emphasis may cause the rate of portfolio turnover to increase. During 2000, the turnover rate for this portfolio was 48%.


      MONEY MARKET PORTFOLIO - Since the assets of this portfolio consist of short-term instruments, replacement of portfolio securities occurs frequently. However, since purchases are generally made through dealers or issuers on a net basis, the portfolio does not normally incur significant brokerage commissions.

      BOND PORTFOLIO - This portfolio will engage in transactions when the Adviser believes that they will help to achieve the overall objectives of the portfolio. Portfolio securities may or may not be held to maturity. The portfolio turnover rate will vary from time to time but is not expected to exceed 50% annually. The turnover rate for this portfolio was 11% in 2000.

      OMNI PORTFOLIO - The portfolio turnover rate will vary from time to time but generally is not expected to exceed 100% annually. The turnover rate for this portfolio was 87% in 2000.

      INTERNATIONAL PORTFOLIO - Federated Global will not attempt to set or meet a portfolio turnover rate because turnover is incidental to transactions made in an attempt to achieve the portfolio's investment objective. Securities will be sold whenever Federated Global believes it is appropriate, regardless of how long they have been held. The turnover rate for this portfolio was 243% in 2000.

      CAPITAL APPRECIATION PORTFOLIO - Although Jennison generally seeks less volatile securities for this portfolio, the portfolio may be traded fairly aggressively. Its portfolio turnover rate is normally expected to be 50% to 150% annually. The turnover rate for this portfolio was 230% in 2000 as its new subadviser, Jennison, repositioned the portfolio.

      SMALL CAP PORTFOLIO - While this portfolio purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever Founders believes they are advisable, usually without reference to the length of time a security has been held. The engagement in a substantial number of short-term transactions is expected to result in annual portfolio turnover rates of 100% to 300%. The turnover rate for this portfolio was 138% in 2000.

      INTERNATIONAL SMALL COMPANY PORTFOLIO - Federated Global will not attempt to set or meet a portfolio turnover rate because turnover is incidental to transactions made in an attempt to achieve the portfolio's investment objective. Securities will be sold whenever Federated Global believes it is appropriate, regardless of how long they have been held. The turnover rate for this portfolio was 251% in 2000.

      AGGRESSIVE GROWTH PORTFOLIO - The securities of this portfolio are generally expected to be traded more aggressively than those of the other portfolios. Its portfolio turnover rate can normally be expected to be in the range of 100% to 300% annually. The turnover rate for this portfolio was 160% in 2000.

      CORE GROWTH PORTFOLIO - Although the securities held in this portfolio are generally held for appreciation, Pilgrim Baxter's disciplined response to its analytic process will occasionally result in sales without regard to the length of time a security has been held. The annual turnover rate is normally expected to be in excess of 100%. The turnover rate for this portfolio was 146% in 2000.

      GROWTH & INCOME PORTFOLIO - RSIM exercises "sell" disciplines. A stock held in this portfolio is likely to be sold if it declines substantially in price (at least 15%), if it reaches its upside target price, if the company's business fundamentals turn negative, or if a more attractive opportunity appears. The prices of small- and mid-cap company securities in which this portfolio invests may be more volatile than those of larger companies. As a result, the portfolio's annual turnover rate is normally expected to be in excess of 100%. The turnover rate for this portfolio was 537% in 2000.

      S&P 500 INDEX PORTFOLIO - Securities held in this portfolio generally will not be actively traded. Although it will often purchase fixed-income securities with relatively short maturities, those transactions are not expected to generate substantial brokerage commissions. The annual turnover rate is not normally expected to exceed 100%. The turnover rate for this portfolio was 30% in 2000.

      SOCIAL AWARENESS PORTFOLIO - This portfolio will not normally purchase securities with the intention of obtaining short-term returns. Under normal market conditions, the annual turnover rate generally is not expected to exceed 150%. The turnover rate for this portfolio was 75% in 2000.

      STRATEGIC INCOME PORTFOLIO - The securities of this portfolio will generally be traded more frequently than those of other income oriented portfolios. Its portfolio turnover rate can normally be expected to be in the range of 50% to 250% annually. The turnover rate for this portfolio was 28% in 2000.

      FIRSTAR GROWTH & INCOME PORTFOLIO - Although this portfolio does not seek short-term profits, its securities will be sold whenever FIRMCO believes it is appropriate to do so in light of the portfolio's investment objective without regard to the length of time a particular security may have been held. Its portfolio turnover rate is normally expected to be 100% to 200%. The turnover rate for this portfolio was 99% in 2000.

      RELATIVE VALUE PORTFOLIO - Although this portfolio does not seek short-term profits, its securities will be sold whenever FIRMCO believes it is appropriate to do so in light of the portfolio's investment objective without regard to the length of time a particular security may have been held. Its portfolio turnover rate is not expected to exceed 75% during normal economic and market conditions. The turnover rate for this portfolio was 7% in 2000.

      CAPITAL GROWTH PORTFOLIO - Securities held in this portfolio tend to be actively traded. Its portfolio turnover rate is normally expected to exceed 100%. The turnover rate was 152% in 2000.

      HIGH INCOME BOND PORTFOLIO - The portfolio turnover rate will vary from time to time, but it is not normally expected to exceed 100% for this portfolio. The turnover rate was 21% in 2000.

      EQUITY INCOME PORTFOLIO - The portfolio turnover rate for this portfolio is normally expected to be in the range of 50% to 150% annually. The turnover rate was 70% in 2000.

      BLUE CHIP PORTFOLIO - The portfolio will not engage in short-term trading, but it may dispose of securities held for a short period if, after examination of their value, the sub-adviser believes such disposition to be advisable in order to attain the portfolio's investment objective. The annual turnover rate is not normally expected to exceed 100%. The turnover rate was 35% in 2000.

      NASDAQ 100 INDEX PORTFOLIO. Securities held in this portfolio are generally only replaced when changes occur in the make-up of the Index or in order to more closely replicate the Index. The annual turnover rate is not expected to exceed 100%. The turnover rate was 36% in 2000.


                       INVESTMENT OBJECTIVES AND POLICIES

The following descriptions of money market instruments supplement the "Investment Objectives and Policies" set forth for each portfolio in the prospectus. The Money Market portfolio and the Omni and Strategic Income portfolios, to the extent they invest in the money market sector, will invest extensively in these instruments. The other portfolios may invest in such instruments to a limited extent (to invest otherwise idle cash) or on a temporary basis for defensive purposes. The debt security ratings referred to in the prospectus in connection with the investment policies of the portfolios are defined in the Appendix to this Statement of Additional Information.


MONEY MARKET INSTRUMENTS

      U.S. GOVERNMENT OBLIGATIONS - Bills, notes, bonds and other debt securities issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, and Federal Home Loan Banks. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; and others only by the credit of the issuer. Certain of the foregoing may be purchased on a "when issued" basis at which time the rate of return will not have been set.

      CERTIFICATES OF DEPOSIT - Certificates issued against funds deposited in a bank for a definite period of time, at a specified rate of return. Normally they are negotiable.

      BANKERS' ACCEPTANCES - Short-term credit instruments issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

      COMMERCIAL PAPER - Promissory notes issued by corporations to finance their short-term credit needs. Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts by the portfolio at varying rates of interest pursuant to direct arrangements between the portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a master demand note arrangement, the Adviser will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the portfolio may invest in them only if at the time of an investment the issuer meets the criteria set forth above for all other commercial paper issuers. Such notes will be considered to have a maturity of the longer of the demand period or the period of the interest guarantee.

      CORPORATE OBLIGATIONS - Bonds and notes issued by corporations in order to finance longer-term credit needs.

      REPURCHASE AGREEMENTS - Agreements by which the portfolio purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or a government securities dealer recognized by the Federal Reserve Board) to repurchase the security at a mutually agreed upon price and date. It may also be viewed as a loan of money by the portfolio to the seller. The resale price is normally in excess of the purchase price and reflects an agreed upon market rate. The term of these repurchase agreements will generally be short, from overnight to one week, and at no time more than one year.


                             INVESTMENT RESTRICTIONS

The prospectus lists the most significant investment restrictions to which the Fund is subject. The following is a complete list of the Fund's investment restrictions. Except as otherwise specified, investment restrictions stated in the prospectus and this Statement of Additional Information are fundamental policies. Restrictions number 4, 7, 8, 12 and 13 are fundamental policies of the Money Market, Bond and Omni portfolios and nonfundamental as to the remaining portfolios. The fundamental policies and nonfundamental operating policies of the International, International Small Company, Capital Appreciation, Aggressive Growth, High Income Bond, Equity Income and Blue Chip portfolios are shown separately below. Fundamental policies may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund or a particular portfolio, as appropriate. The Investment Company Act of l940 defines a majority vote as the vote of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a particular portfolio, such matter shall be deemed to have been effectively acted upon with respect to such portfolio if a majority of the outstanding voting securities of such portfolio vote for the approval of such matter, notwithstanding (1) that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by such matter, and (2) that such matter has not been approved by the vote of a majority of the outstanding voting securities of the Fund.

The Fund may not issue senior securities and each portfolio of the Fund (other than the International, International Small Company, Capital Appreciation, Aggressive Growth, High Income Bond, Equity Income and Blue Chip portfolios) will not:

      l. invest more than 5% of the value of the total assets of such portfolio in the securities of any one issuer (except U.S. government securities) (this restriction does not apply to the Nasdaq 100 Index portfolio and it only applies as to 75% of the Equity portfolio's assets);

      2. purchase more than l0% of the outstanding voting securities of any one issuer, and the Money Market portfolio will not acquire the voting securities of any issuer except in connection with a merger, consolidation or other reorganization;


      3. invest more than 25% of the value of its total assets in any one industry, except that each portfolio may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or in certificates of deposit, bankers' acceptances, bank time deposits or other obligations of banks or financial institutions. However, it is the intention of management not to invest in time deposits which involve any penalty or other restriction on withdrawal (this restriction does not apply to the Nasdaq-100 Index portfolio);


      4. invest more than 15% of the value of its assets (10% in the case of the Money Market, Bond and Omni portfolios) in securities or other investments, including repurchase agreements maturing in more than seven days, that are subject to legal or contractual restrictions upon resale or are otherwise not readily marketable;

      5. other than the Growth & Income, Strategic Income and Capital Growth portfolios, borrow money, except for temporary or emergency purposes from banks, in which event the aggregate amount borrowed shall not exceed 5% of the value of the assets of the portfolio; in the case of such borrowing, each portfolio may pledge, mortgage or hypothecate up to 5% of its assets. Reverse repurchase agreements are not considered to be borrowed money for purposes of this restriction. The Growth & Income, Strategic Income and Capital Growth portfolios may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of each of their total net assets, other than the amount borrowed;


      6. purchase or sell commodities or commodity contracts except that (a) each portfolio other than the Money Market portfolio may, for hedging purposes, purchase and sell financial futures contracts and options thereon within the limits of investment restriction 7 below,
            (b) the S&P 500 Index portfolio may purchase or sell stock index futures contracts in accordance with its stated investment objectives, and (c) the Nasdaq-100 Index portfolio may purchase or sell derivative securities designed to replicate the Nasdaq-100 Index;


      7. other than the S&P 500 Index portfolio, purchase or sell put or call options, except that each portfolio other than the Money Market portfolio may, for hedging purposes, (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions in options it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures contracts and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts;

      8. invest in securities of foreign issuers except that (a) each of the Bond, Omni, Core Growth, Growth & Income, S&P 500 Index, Social Awareness, and Relative Value portfolios may (i) invest up to l5% of their respective assets in securities of foreign issuers (including foreign governments or political subdivisions, agencies or instrumentalities of foreign governments) American Depository Receipts, and securities of United States domestic issuers denominated in foreign currency, and (ii) invest up to an additional l0% of the assets of the portfolio in securities issued by foreign governments or political subdivisions, agencies or instrumentalities thereof, (b) each of the Small

            Cap and Capital Growth portfolios may invest up to 30% of its assets in the securities of foreign issuers, (c) the Money Market portfolio may invest up to 50% of its assets in the securities of foreign issuers, provided the securities are denominated in U.S. dollars and held in custody in the United States, (d) the Strategic Income portfolio may invest up to 20% of its assets in foreign bonds and
            (e) each of the Equity, Firstar Growth & Income, and Nasdaq-100 Index portfolios may invest up to 25% of its assets in the securities of foreign issuers. For purposes of this restriction number 8, U.S. dollar denominated depository receipts traded in domestic markets do not constitute foreign securities;


      9. underwrite securities of other issuers except insofar as the Fund may be considered an underwriter under the Securities Act of l933 in selling portfolio securities;

      10. purchase or sell real estate, except that each portfolio may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein. For purposes of this restriction, "real estate" does not include investments in readily marketable notes or other evidence of indebtedness secured by mortgages or deeds of trust relating to real property;

      11. lend money to other persons except by the purchase of obligations in which the portfolio is authorized to invest and by entering into repurchase agreements. Other than the Strategic Income portfolio, no more than 10% of a portfolio's total assets will be invested in repurchase agreements maturing in more than seven days;

      12. sell securities short or purchase securities on margin except such short-term credits as are required to clear transactions, except that the Growth & Income portfolio may sell securities short and the Strategic Income portfolio may sell securities short if (i) it owns, or has a right to acquire, an equal amount of those securities or
            (ii) if it does not own the securities, it has segregated an amount of its other assets equal to the lesser of the market value of the securities sold short or the amount required to acquire those securities (while in a short position, the portfolio will retain the securities, rights or segregated assets);

      13. as to the Money Market, Bond and Omni portfolios, participate on a joint or joint and several basis in any trading account in securities, or purchase securities for the purpose of exercising control or management;

      14. purchase securities of other investment companies, except in connection with a merger, consolidation or reorganization, or except the purchase by any portfolio other than the Money Market or Bond portfolios of the securities of closed-end investment companies if after the purchase: (i) a portfolio does not own more than 3% of the total outstanding voting stock of the other investment company or
            (ii) the value of the securities of all investment companies held by such portfolio does not exceed 10% of the value of the total assets of that portfolio. Purchases of investment company securities will be made (a) only on the open market or through dealers or underwriters receiving the customary sales loads, or (b) as part of a merger, consolidation or plan of reorganization.

As a nonfundamental policy of each portfolio other than the Money Market, International, International Small Company, Capital Appreciation, Aggressive Growth, High Income Bond, Equity Income and Blue Chip portfolios, which policies may be changed at any time by the vote of a majority of the Board of Directors, each portfolio, in order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of specific securities (but, not more than 5% of a portfolio's assets may be invested in such currency hedging contracts).

In addition to the above restrictions, in order to comply with Rule 2a-7 under the Investment Company Act of 1940, no more than 5% of the assets of the Money Market portfolio will be invested in "second-tier" short-term debt instruments, that is those receiving the second highest rating by any two nationally recognized statistical rating organizations ("NRSRO's") and not receiving the highest rating from more than one NRSRO (or receiving the second highest rating from one NRSRO if (a) that is the only NRSRO having rated the security or (b) one other NRSRO has given the security its highest rating), or whose issuer has received such a rating or ratings with respect to a class of short-term debt obligations that is now comparable in priority and security to those to be purchased. In addition, not more than $1 million (or 1% of this portfolio's assets, if greater) may be invested in the second-tier instruments of any one issuer.

Under normal market conditions, at least 65% of the assets of the International and International Small Company Portfolios will be invested in securities of issuers in at least three different foreign countries. The Board of Directors has determined that each of State Street Bank and Trust Company and Bankers Trust Company has established a system to monitor the appropriateness of the Fund's assets held in foreign countries. The Board has delegated to State Street Bank and to Bankers Trust the selection of foreign custodians for the Fund's assets that are held outside the United States. In so doing the Board requires that these delegates determine that the Fund's assets will be subject to reasonable care based on the standards applying to custodians in the relevant markets after considering all factors related to the safekeeping of such assets.

CAPITAL APPRECIATION PORTFOLIO FUNDAMENTAL POLICIES

As a matter of fundamental policy, the portfolio may not:

        C.A.1. Borrow money except that the portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The portfolio may borrow from banks, other portfolios managed by Jennison or other persons to the extent permitted by applicable law;

        C.A.2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

        C.A.3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

        C.A.4. Make loans, although the portfolio may (i) lend portfolio securities and participate in an interfund lending program with other portfolios managed by Jennison provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the portfolio's total assets;
                (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

        C.A.5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

        C.A.6. Purchase a security if, as a result, with respect to 75% of the value of the portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

        C.A.7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

        C.A.8. Issue senior securities except in compliance with the Investment Company Act of 1940; or

        C.A.9. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

        With respect to investment restrictions C.A.1. and C.A.4,, the portfolio will not borrow from or lend to any other portfolios managed by Jennison unless they apply for and receive an exemptive order from the SEC or the SEC issues rules permitting such transactions. The portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the portfolio or promulgate any rules allowing the transactions.

        With respect to investment restriction C.A.2., the portfolio does not consider currency contracts or hybrid investments to be commodities.

        For purposes of investment restriction C.A.3., U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry.

        For purposes of investment restriction C.A.4., the portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.


CAPITAL APPRECIATION PORTFOLIO NONFUNDAMENTAL OPERATING POLICIES

As a matter of nonfundamental operating policy, the portfolio may not:

        C.A.10. Purchase additional securities when money borrowed exceeds 5% of its total assets;

        C.A.11. Invest in companies for the purpose of exercising management or control;

        C.A.12. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the portfolio's net asset value;

        C.A.13. Purchase illiquid securities (including securities eligible for resale under Rule 144A of the Securities Act of 1933) and securities of unseasoned issuers if, as a result, more than 15% of its net assets would be invested in such securities;

        C.A.14. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

        C.A.15. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) to make margin deposits in connection with futures contracts or other permissible investments;

        C.A.16. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

        C.A.17. Purchase participations or other direct interests in or enter into leases with respect to, oil, gas, or other mineral exploration or development programs if as a result more than 5% of the value of the total assets of the portfolio would be invested in such programs;

        C.A.18. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

        C.A.19. Effect short sales of securities;

        C.A.20. Purchase any warrants if as a result the portfolio will have more than 5% of its total assets invested in warrants; provided that this restriction does not apply to warrants acquired as a result of the purchase of another security; or

        C.A.21. Invest more than 25% of the portfolio's total assets (excluding reserves) in foreign securities.


AGGRESSIVE GROWTH PORTFOLIO FUNDAMENTAL POLICIES

As a matter of fundamental policy, the portfolio:

        A.G.1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the portfolio's total assets would be invested in the securities of that issuer, or (ii) the portfolio would hold more than 10% of the outstanding voting securities of that issuer.

        A.G.2. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the portfolio's total assets (including the amount borrowed), less the Portfolio's liabilities (other than borrowings), except that the portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The portfolio may also borrow money from the other mutual funds managed by Janus or other persons to the extent permitted by applicable law.

        A.G.3. May not issue senior securities, except as permitted under the Investment Company Act of 1940.

        A.G.4. May not act as an underwriter of another issuer's securities, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

        A.G.5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

        A.G.6. May not make loans if, as a result, more than 33 1/3% of the portfolio's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

        A.G.7. May not purchase the securities of any issuer if, as a result, more that 25% of the portfolio's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

        A.G.8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the portfolio from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).


AGGRESSIVE GROWTH PORTFOLIO NONFUNDAMENTAL OPERATING POLICIES

As a matter of nonfundamental operating policy, the portfolio may not:

        A.G.9. Sell securities short, unless the portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

        A.G.10. Purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contacts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

        A.G.11. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the Investment Company Act of 1940.

        A.G.12. Purchase securities of other investment companies except in compliance with the Investment Company Act of 1940.

        A.G.13. Invest in direct interests in oil, gas, or other mineral exploration programs or leases; however, the portfolio may invest in the securities of issuers that engage in these activities.

        A.G.14. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the portfolio may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the portfolio's net assets.

                In addition, (i) the aggregate value of securities underlying call options on securities written by the portfolio or obligations underlying put options on securities written by the portfolio determined as of the date the options are written will not exceed 50% of the portfolio's net assets; (ii) the aggregate premiums paid on all options purchased by the portfolio and which are being held will not exceed 20% of the portfolio's net assets; and (iii) the portfolio will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested.

        A.G.15. Pledge, mortgage or hypothecate any assets owned by the portfolio except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of the borrowing or investment.

        A.G.16. Borrow money except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

        A.G.17. Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.


INTERNATIONAL, INTERNATIONAL SMALL COMPANY, HIGH INCOME BOND, EQUITY INCOME AND BLUE CHIP PORTFOLIO FUNDAMENTAL POLICIES

As a matter of fundamental policy:

F.I.1 The portfolios will not issue senior securities, except that a portfolio may borrow money directly or through reverse repurchase agreements in amounts not in excess of one-third of the value of its total assets; provided that, while borrowings and reverse repurchase agreements outstanding exceed 5% of a portfolio's total assets, any such borrowings will be repaid before additional investments are made.

F.I.2. The portfolios will not purchase securities if, as a result of such purchase, 25% or more of a portfolio's total assets would be invested in any one industry. However, a portfolio may at any time invest 25% or more of its total assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities.

F.I.3. The portfolios will not purchase or sell real estate, although they may invest in securities of companies whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate.

F.I.4. The portfolios will not lend any of their assets, except a portfolio's securities, up to one-third of its total assets. This shall not prevent a portfolio from purchasing or holding corporate or U.S. government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, entering into repurchase agreements, or engaging in other transactions which are permitted by the portfolio's investment objectives and policies.

F.I.5. The portfolios will not underwrite any issue of securities, except as a portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations.

F.I.6. With respect to 75% of its total assets, a portfolio will not purchase the securities of any one issuer (other than cash, cash items, or securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of its total assets would be invested in the securities of that issuer. Also, a portfolio will not purchase more than 10% of any class of the outstanding voting securities of any one issuer. For these purposes, the portfolios consider common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

F.I.7. The portfolios will not purchase any securities on margin, but they may obtain such short-term credits as are necessary for clearance of transactions. The deposit or payment by a portfolio of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

F.I.8. The portfolios will not purchase or sell commodities, except that a portfolio may purchase and sell financial futures contracts and related options.


INTERNATIONAL, INTERNATIONAL SMALL COMPANY, HIGH INCOME BOND, EQUITY INCOME AND BLUE CHIP PORTFOLIO NONFUNDAMENTAL OPERATING POLICIES

As a matter of nonfundamental operating policy:

F.I.9. The portfolios will not pledge, mortgage or hypothecate any assets except to secure permitted borrowings. In those cases, a portfolio may pledge, mortgage or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of borrowing.

F.I.10. The portfolios will not sell securities short unless during the time the short position is open, a portfolio owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of a portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

F.I.11. Each of the portfolios will not invest more than 15% of its net assets in illiquid securities, including, among others, repurchase agreements providing for settlement more than seven days after notice, and certain restricted securities not determined by the Board of Directors to be liquid.


HEDGING TRANSACTIONS

The purpose of hedging transactions using put and call options on individual securities, financial futures contracts, and options on such contracts and on financial indexes, all to the extent provided in investment restriction 7, is to reduce the risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations. However, while such transactions are defensive in nature and are not speculative, some risks remain.

The use of options and futures contracts may help the Fund to gain exposure or to protect itself from changes in market values. For example, the Fund may have a substantial amount of cash at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues requires time and may result in missing a significant market movement. By using futures contracts, the Fund can obtain immediate exposure to the market.

The buying program will then proceed and, once it is completed (or as it proceeds), the futures contracts will be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by selling futures contracts, and individual securities can be sold over a longer period under cover of the resulting short contract position.


COVERED CALL OPTIONS AND PUT OPTIONS

In writing (i.e., selling) "covered" call options on securities owned by a portfolio, the portfolio gives the purchaser of the call option the right to purchase the underlying securities owned by the portfolio at a specified "exercise" price at any time prior to the expiration of the option, normally within nine months. In purchasing put options on securities owned by a portfolio, the portfolio pays the seller of the put option a premium for the right of the portfolio to sell the underlying securities owned by the portfolio at a specified exercise price prior to the expiration of the option.

Whenever a portfolio has a covered call option outstanding, the underlying securities will be segregated by the Custodian and held in an escrow account to assure that such securities will be delivered to the option holder if the option is exercised. While the underlying securities are subject to the option, the portfolio remains the record owner of the securities, entitling it to receive dividends and to exercise any voting rights.

In order to terminate its position as the writer of a call option or the purchaser of a put option, the portfolio may enter into a "closing" transaction, which is the purchase of a call option or sale of a put option on the same underlying securities and having the same exercise price and expiration date as the option previously sold or purchased by the portfolio.

FUTURES CONTRACTS

The Fund may invest in two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the S&P 500 Index or on narrow-based stock indexes. A particular index will be selected according to the Adviser's investment strategy for the particular portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association
(GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized.

At the time the Fund enters into a contract, it sets aside a small portion of the contract value in an account with the Fund's custodian as a good faith deposit (initial margin) and each day during the contract period requests and receives or pays cash equal to the daily change in the contract value (variable margin). The Fund, its futures commission merchant and the Fund's custodian retain control of the initial margin until the contract is liquidated.


OPTIONS ON FUTURES CONTRACTS AND FINANCIAL INDEXES

Instead of entering into a financial futures contract, the Fund may buy an option giving it the right to enter into such a contract at a future date. The price paid for such an option is called a premium. The Fund also may buy options on financial indexes that are traded on securities exchanges. Options on financial indexes react to changes in the value of the underlying index in the same way that options on financial futures contracts do. All settlements for options on financial indexes also are for cash.

Financial futures contracts, options on such contracts and options on financial indexes will primarily be used for hedging purposes and will, therefore, be incidental to the Fund's activities in the securities market. Accordingly, portfolio securities subject to options, or money market instruments having the market value of any futures contracts, generally will be set aside to collateralize the options or futures contracts.


FOREIGN CURRENCY HEDGING TRANSACTIONS

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each portfolio, other than the Money Market portfolio, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security.

The portfolios generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a portfolio purchases or sells a security denominated in or exposed to a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of that portfolio's securities denominated in or exposed to such foreign currency. No portfolio will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the portfolio to deliver an amount of foreign currency in excess of the value of its assets denominated in or exposed to that currency.

At the consummation of a forward contract for delivery by a portfolio of a foreign currency, the portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of its securities denominated in such currency or through conversion of other portfolio assets into such currency. It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the portfolio is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary for the portfolio to sell on the spot market some of the foreign currency received on the sale of its hedged security if the security's market value exceeds the amount of foreign currency the portfolio is obligated to deliver.

If the portfolio retains the hedged security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If a portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described with respect to options and futures generally (see "Risk Factors with Options" and "Risk Factors with Futures, Options on Futures and Options on Indexes," above). In addition, settlement of currency options and futures contracts with respect to most currencies must occur at a bank located in the issuing nation. The ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. There is no assurance that the use of foreign currency hedging transactions can successfully protect a portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. In addition, it must be remembered that these methods of protecting the value of a portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

HYBRID INSTRUMENTS

Hybrid instruments are potentially high-risk derivatives. They can combine the characteristics of securities, futures and options. For example, the principal amount, redemption or conversion terms of a security could be related to the market price of some commodity, currency or futures index. Hybrid instruments may bear interest or pay dividends at or below market or even relatively nominal rates. Under certain conditions, the redemption value of an investment could be zero.

SWAPS

Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets with differing characteristics. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not even own the assets underlying the swap. The payments are usually made on a net basis so that, on any given day, the portfolio would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated derivative instruments that can take many forms. They are known by a variety of names including caps, floors and collars.

Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount of fixed income securities in return for payments equal to a different fixed or floating rate, times the same principal amount, for a specified period. For example, a $10 million LIBOR swap would require one party to pay to the other party the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on a $10 million principal amount.

Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amount as well.

Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.

SHORT SALES

Until a borrowed security borrowed in connection with a short sale (as described in the prospectus) is replaced, a portfolio will be required to maintain daily a segregated account, containing cash or U.S. government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will at all times be equal to at least 100% of the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short. When a portfolio purchases a call option, it has to pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by a portfolio, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. See "Hedging Transactions" and "Covered Call Options and Put Options." In addition to the short sales discussed above, a portfolio also may make short sales "against the box," a transaction in which a portfolio enters into a short sale of a security which the portfolio owns. The proceeds of the short sale are held by a broker until the settlement date, at which time the portfolio delivers the security to close the short position. A portfolio receives the net proceeds from the short sale. No portfolio will, at any time, have more than 5% of the value of its net assets in deposits on short sales against the box.


BORROWING MONEY

The portfolios will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of a portfolio's total assets. In addition, certain portfolios may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of the portfolio's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio securities. This latter practice is not for investment leverage but solely to facilitate management of a portfolio by enabling it to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

Interest paid on borrowed funds will not be available for investment and will reduce net income. A portfolio will liquidate any such borrowings as soon as possible and may not purchase any portfolio securities while the borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the purchase of portfolio securities will be limited to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.


ZERO-COUPON AND PAY-IN-KIND DEBT SECURITIES

Zero-coupon securities (or "step ups") in which a portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Pay-in-kind securities make periodic interest payments in the form of additional securities (as opposed to cash). Zero-coupon and pay-in-kind securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a portfolio investing in zero-coupon and pay-in-kind securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

These transactions are made to secure what is considered to be an advantageous price or yield for a portfolio. There are no fees or other expenses, other than normal transaction costs. However, the portfolio must set aside enough of its liquid assets to pay for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled. No portfolio will engage in when-issued and delayed delivery transactions to an extent that the portfolio would have to set aside more than 20% of the total value of its assets. The Money Market portfolio does not engage in these transactions.

Zero-coupon convertible securities are debt instruments issued at a discount to their face amount and convertible to common stock (see "Convertible Securities," above). These securities usually have put features giving the holder the opportunity to sell them back to the issuer at a stated price prior to maturity. The prices of zero-coupon convertible securities are generally more sensitive to interest rate fluctuations than are conventional convertible securities.

Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, federal income tax law requires zero-coupon holders to recognize accrued income prior to receipt of actual cash payment (i.e., at maturity). In order to avoid federal income tax liability and maintain its status as a regulated investment company, a portfolio may have to sell these securities at disadvantageous times in order to generate cash for the distribution of accrued income.


                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS OF THE FUND

The Fund's Board of Directors is responsible for the Fund's management. The Board of Directors can amend the Fund's By-laws, elect its officers, declare and pay dividends, and exercise all the Fund's powers except those reserved to the shareholders.

The directors and officers of the Fund, together with information as to their principal occupations during the past five years are listed below:


                                            Position with                    Principal Occupation
Name and address                            the Fund                         during past five years
- ----------------                            -------------                    ----------------------

Ronald L. Benedict*                         Secretary and                    Corporate Vice President, Counsel and
One Financial Way                           Director                         Secretary, ONLI; Secretary of
Cincinnati, Ohio                                                             the Adviser

James E. Bushman                            Director                         Director, President & CEO, Cast-Fab
3040 Forrer Street                                                           Technologies, Inc.; Director, The Midland
Cincinnati, Ohio                                                             Company, Hilltop Basic Resources, Inc.,
                                                                             Littleford Group, Inc., Portman Equipment
                                                                             Co., Rotex, Inc., Steinhauser Printing Co.,
                                                                             Ante Investments, Inc., Carlisle Construction
                                                                             Co. Inc., EGC Construction Co. Inc., Factory
                                                                             Power Co. and Security Systems Equipment Corp.


Ross Love                                   Director                         President & CEO, Blue Chip
615 Windings Way                                                             Broadcasting Ltd.; Trustee, Health
Cincinnati, Ohio                                                             Alliance of Greater Cincinnati; Director,
                                                                             Partnership for a Drug Free America
                                                                             (Chairman of African-American Task Force);
                                                                             Advisory Board, Syracuse University School
                                                                             of Management; Director, Association of
                                                                             National Advertisers; Until 1996 was Vice
                                                                             President of Advertising, Procter & Gamble
                                                                             Co.

John J. Palmer*                             President and                    Executive Vice President, Strategic Initiatives,
One Financial Way                           Director                         ONLI; Prior to March 1997 was Senior Vice
Cincinnati, Ohio                                                             President of Life Insurance Company of
                                                                             Virginia

George M. Vredeveld                         Director                         Professor of Economics, University of
University of Cincinnati                                                     of Cincinnati; Director of Center for
P.O. Box 210223                                                              Economic Education; Private Consultant;
Cincinnati, Ohio                                                             Director of Benchmark Savings Bank

Thomas A. Barefield                         Vice President                   Senior Vice President, Institutional Sales,
One Financial Way                                                            ONLI; Prior to November 1997 was Senior
Cincinnati, Ohio                                                             Vice President of Life Insurance Company
                                                                             of Virginia

Michael A. Boedeker                         Vice President                   Senior Vice President, Investments,
One Financial Way                                                            ONLI; Vice President and Director of
Cincinnati, Ohio                                                             the Adviser

Christopher A. Carlson                      Vice President                   Senior Vice President, Investments,
One Financial Way                                                            ONLI; President and Director of the
Cincinnati, Ohio                                                             Adviser

Dennis R. Taney                             Treasurer                        Assistant Vice President, Mutual Fund
One Financial Way                                                            Operations, ONLI; Treasurer of the
Cincinnati, Ohio                                                             Adviser


*Indicates Directors who are "Interested Persons" as defined by the Investment
 Company Act of 1940, as amended.

All directors and officers of the Fund hold similar positions with ONE Fund, Inc. ("ONE Fund") and Dow Target Variable Fund LLC ("Dow Target"), other investment companies sponsored by ONLI and managed by the Adviser.


COMPENSATION OF DIRECTORS

Directors who are not affiliated with the Adviser, ONLI, ONLAC or a sub-adviser were compensated as follows in 2000:


Compensation                               Aggregate Compensation                           Total
Director                                      From the Fund                           From Fund Complex*
- --------                                      -------------                           ------------------
James E. Bushman                                 $ 7,600                                    $12,700
George E. Castrucci                                2,800                                      4,800
Ross Love                                          8,000                                     16,650
George M. Vredeveld                               10,800                                     18,350


* The "Fund Complex" consists of the Fund, ONE Fund and Dow Target.

Directors and officers of the Fund who are affiliated with the Adviser, ONLI or ONLAC receive no compensation from the Fund Complex. The Fund has no pension, retirement or deferred compensation plan for its directors or officers.


SHAREHOLDERS' MEETINGS

The Fund's by-laws do not require that shareholders meetings need be held except when matters occur that require shareholder approval. Such matters include election of directors, approval of investment advisory and sub-advisory agreements, and approval of fundamental investment policies and restrictions.


INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser is an Ohio corporation organized on January 17, 1996 to provide investment advice and management services to funds affiliated with ONLI. The Adviser is a wholly-owned subsidiary of ONLI. The Adviser succeeded O.N. Investment Management Company ("ONIMCO") as the Fund's investment adviser on May 1, 1996. Prior to that date, ONIMCO had been the investment adviser from the Fund's inception. The Adviser, like ONIMCO before it, uses ONLI's investment personnel and administrative systems.

The Adviser regularly furnishes to the Fund's Board of Directors recommendations with respect to an investment program consistent with the investment policies of each portfolio. Upon approval of an investment program by the Fund's Board of Directors, the Adviser implements the program by placing the orders for the purchase and sale of securities or, in the case of the Equity, International, Capital Appreciation, Small Cap, International Small Company, Aggressive Growth, Core Growth, Growth & Income, Strategic Income, Firstar Growth & Income, Relative Value, Capital Growth, High Income Bond, Equity Income and Blue Chip Portfolios, by delegating that implementation to Legg Mason, Federated Global, Jennison, Founders, Janus, Pilgrim Baxter, RSI, Federated Investment, or FIRMCO as the case may be.



The Adviser's services are provided under an Investment Advisory Agreement with the Fund. Under the Investment Advisory Agreement, the Adviser provides personnel, including executive officers for the Fund. The Adviser also furnishes at its own expense or pays the expenses of the Fund for clerical and related administrative services (other than those provided by the custodian agreements with Firstar Bank and State Street Bank and Trust Company and an agency agreement with Firstar Mutual Fund Services), office space, and other facilities. The Fund pays corporate expenses incurred in its operations, including, among others, local income, franchise, issuance or other taxes; certain printing costs; brokerage commissions on portfolio transactions; custodial and transfer agent fees; auditing and legal expenses; and expenses relating to registration of its shares for sale and shareholders' meetings.


As compensation for its services, the Adviser receives from the Fund annual fees on the basis of each portfolio's average daily net assets during the month for which the fees are paid based on the following schedule:

(a) for each of the Bond, Omni and Social Awareness portfolios, 0.60% of the first $100 million of each portfolio's average daily net assets, 0.50% of the next $150 million, 0.45% of the next $250 million, 0.40% of the next $500 million, 0.30% of the next $1 billion, and 0.25% of average daily net assets over $2 billion;

(b) for the Money Market portfolio, 0.30% of the first $100 million of average daily net assets, 0.25% of the next $150 million, 0.23% of the next $250 million, 0.20% of the next $500 million, and 0.15% of average daily net assets over $1 billion;

(c) for the International, Relative Value, Capital Growth, Blue Chip and Firstar Growth & Income portfolios, 0.90% of each portfolio's average daily net assets;

(d) for the Capital Appreciation, Small Cap, Aggressive Growth and Strategic Income portfolios, 0.80% of each portfolio's average daily net assets,

(e) for the Core Growth portfolio, 0.95% of the first $150 million of average daily net assets, and 0.80% of average daily net assets over $150 million;

(f) for the Growth & Income portfolio, 0.85% of the first $200 million of average daily net assets, and 0.80% of average daily net assets over $200 million,

(g) for the S&P 500 Index portfolio, 0.40% of the first $100 million of average daily net assets, 0.35% of the next $150 million, and 0.33% of average daily net assets over $250 million;


(h) for the High Income Bond, Equity Income and Nasdaq-100 Index portfolios, 0.75% of each portfolio's average daily net assets;


(i) for the International Small Company portfolio, 1.00% of the first $100 million of average daily net assets, and 0.90% of average daily net assets over $100 million, and

(j) for the Equity portfolio, 0.80% of the first $500 million of average daily net assets, and 0.75% of average daily net assets over $500 million.


However, as to the Money Market portfolio, the Adviser is presently waiving any of its fee in excess of 0.25%; as to the International portfolio, the Adviser is presently waiving any of its fee in excess of 0.85%; and as to the Nasdaq-100 Index portfolio, the Adviser is presently waiving any of its fees in excess of 0.40%.

The Fund also incurs other miscellaneous expenses for legal and accounting services, registration and filing fees, custodial services and shareholder services.


Under the Investment Advisory Agreement, the Fund authorizes the Adviser to retain sub-advisers for the Equity, International, Capital Appreciation, Small Cap, International Small Company, Aggressive Growth, Core Growth, Growth & Income, Strategic Income, Firstar Growth & Income, Relative Value, Capital Growth, High Income Bond, Equity Income and Blue Chip portfolios, subject to the approval of the Fund's Board of Directors. The Adviser has entered into Sub-Advisory Agreements with Legg Mason, Federated Global, Jennison, Founders, Janus, Pilgrim Baxter, RSI, FIRMCO and Federated Investment, as the case may be, to manage the investment and reinvestment of those portfolios' assets, subject to the supervision of the Adviser. As compensation for their services the Adviser pays:


(a) Federated Global fees at the annual rate of

        (i) 0.40% of the first $200 million and 0.35% of average daily net assets in excess of $200 million of the International portfolio, and

        (ii) 0.75% of the first $100 million and 0.65% of average daily net assets in excess of $100 million of the International Small Company portfolio;

(b) Jennison a fee at the annual rate of 0.75% of the first $10 million, 0.50% of the next $30 million, 0.35% of the next $25 million, 0.25% of the next $335 million, 0.22% of the next $600 million, and 0.20% of the average daily net asset value in excess of $1 billion of the Capital Appreciation portfolio;

(c) Founders a fee at an annual rate of 0.55% of the first $150 million, 0.50% of the next $150 million, and 0.40% of the average daily net asset value in excess of $300 million of the Small Cap portfolio;

(d) Janus a fee at the annual rate of 0.55% of the first $100 million, 0.50% of the next $400 million, and 0.45% of average daily net asset value in excess of $500 million of the Aggressive Growth portfolio;

(e) Pilgrim Baxter a fee at an annual rate of 0.65% of the first $50 million, 0.60% of the next $100 million, and 0.50% of average daily net assets in excess of $150 million of the Core Growth portfolio;


(f) RSI fees at an annual rate of


        (i) 0.60% of the first $100 million, 0.55% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million of the Growth & Income portfolio, and

        (ii) 0.64% of the first $100 million, 0.60% of the next $100 million and 0.55% of average daily net assets in excess of $200 million of the Capital Growth portfolio;


(g) FIRMCO fees at an annual rate of

        (i) 0.55% of the first $50 million and 0.50% of average daily net assets in excess of $50 million of the Strategic Income portfolio,

        (ii) 0.65% of the first $50 million and 0.60% of average daily net assets in excess of $50 million of the Relative Value portfolio, and

        (iii)0.65% of the first $50 million and 0.60% of average daily net assets in excess of $50 million of the Firstar Growth & Income portfolio;


(h) Federated Investment fees at an annual rate of

        (i) 0.50% of the first $30 million, 0.40% of the next $20 million,0.30% of the next $25 million, and 0.25% of average daily net assets in excess of $75 million of the High Income Bond portfolio, and

        (ii) 0.50% of the first $35 million, 0.35% of the next $65 million and 0.25% of average daily net assets in excess of $100 million for directing the investment and reinvestment of the assets of each of the Equity Income and Blue Chip portfolios;

(i) Legg Mason a fee at an annual rate of 0.45% of the first $500 million and 0.40% of average daily net assets in excess of $500 million of the Equity portfolio.


The following investment advisory fees from each of the Fund's portfolios were paid to the Adviser for each of the indicated years, ending December 31*:


                                              2000            1999                  1998
                                              ----            ----                  ----
      Equity                               $2,685,082      $1,848,965            $1,550,392
      Money Market**                          200,912         130,264                94,306
      Bond                                    153,509         160,182               150,300
      Omni                                    923,432       1,070,139             1,116,792
      International**                       1,419,725       1,010,896             1,346,274
      Capital Appreciation                    494,220         574,228               559,341
      Small Cap                             1,483,802         826,722               490,439
      International Small Company             384,635         239,451               175,546
      Aggressive Growth                       208,920         186,707               182,408
      Core Growth                             395,068         180,739                96,330
      Growth & Income                       1,037,491         607,062               323,909
      S&P 500 Index                           808,566         618,602               212,478
      Social Awareness                         21,462          24,814                40,259
      Strategic Income                         24,846          28,913                30,384
      Firstar Growth & Income                  33,926          32,117                32,977
      Relative Value                          101,619         100,255                80,506
      Capital Growth                          356,203          64,947                10,726
      High Income Bond                        102,652          86,401                50,117
      Equity Income                            51,897          22,667                 9,909
      Blue Chip                                53,570          33,744                13,619
      Nasdaq-100 Index                         31,286             N/A                   N/A
                                         -------------   ------------          -------------
                                          $10,972,823      $7,848,175            $6,567,012



    *The Capital Growth, High Income Bond, Equity Income and Blue Chip portfolios commenced operations on May 1, 1998. The Nasdaq-100 Index portfolio commenced operations on May 1, 2000.

  ** For the Money Market portfolio, an additional $33,485, $26,125, and $15,718, was earned but waived in 2000, 1999, and 1998 respectively, as described above. For the International portfolio, an additional $85,963 and $59,465 was earned but waived in 2000 and 1999 as described above.

The Investment Advisory Agreement also provides that if the total expenses applicable to any portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest and the investment advisory fee) exceed l%, on an annualized basis, of such portfolio's average daily net asset value, the Adviser will pay such expenses. No such amounts were paid to any portfolio during the three years ended December 31, 2000.


Under a Service Agreement among the Fund, the Adviser and ONLI, the latter has agreed to furnish the Adviser, at cost, such research facilities, services and personnel as may be needed by the Adviser in connection with its performance under the Investment Advisory Agreement. The Adviser reimburses ONLI for its expenses in this regard.

The Board of Directors and the shareholders of the respective portfolios initially voted to approve the current Investment Advisory, Service and Sub-Advisory Agreements on the dates indicated below:

                                                                                        Board of
                                                                                        Directors          Shareholders
                                                                                        ---------          ------------

Equity (Investment Advisory and Service)                                                01-24-1996          03-28-1996
Equity (Sub-Advisory)                                                                   05-20-1999          07-22-1999
Money Market                                                                            01-24-1996          03-28-1996
Bond                                                                                    01-24-1996          03-28-1996
Omni                                                                                    01-24-1996          03-28-1996
International (Investment Advisory and Service)                                         01-24-1996          03-28-1996
International (Sub-Advisory)                                                            12-09-1998          04-05-1999
Capital Appreciation (Investment Advisory and Service)                                  01-24-1996          03-28-1996
Capital Appreciation (Sub-Advisory)                                                     11-02-1999          04-03-2000
Small Cap (Investment Advisory and Service)                                             01-24-1996          03-28-1996
Small Cap (Sub-Advisory)                                                                11-19-1997          02-17-1998
International Small Company (Investment Advisory and Service)                           01-24-1996          03-28-1996
International Small Company (Sub-Advisory)                                              12-09-1998          04-05-1999
Aggressive Growth (Investment Advisory and Service)                                     01-24-1996          03-28-1996
Aggressive Growth (Sub-Advisory)                                                        11-19-1999          04-03-2000
Core Growth                                                                             08-30-2000          02-01-2001
Growth & Income (Investment Advisory and Service)                                       08-22-1996          01-02-1997
Growth & Income (Sub-Advisory)                                                          02-24-1999          04-05-1999
S&P 500 Index                                                                           08-22-1996          01-02-1997
Social Awareness                                                                        08-22-1996          01-02-1997
Strategic Income                                                                        08-22-1996          01-0219-97
Firstar Growth & Income (Investment Advisory and Service)                               08-22-1996          01-02-1997
Firstar Growth & Income (Sub-Advisory)                                                  02-24-1999          04-05-1999
Relative Value                                                                          08-22-1996          01-02-1997
Capital Growth (Investment Advisory and Service)                                        02-11-1998          04-30-1998
Capital Growth (Sub-Advisory)                                                           02-24-1999          04-05-1999
High Income Bond                                                                        02-11-1998          04-30-1998
Equity Income                                                                           02-11-1998          04-30-1998
Blue Chip                                                                               02-1119-98          04-30-1998
Nasdaq-100 Index                                                                        03-08-2000          05-01-2000


These agreements will continue in force from year to year if continuance is specifically approved at least annually by a majority of the Fund's directors who are not parties to such agreements or interested persons of any such party, with votes to be cast in person at a meeting called for the purpose of voting on such continuance, and also by a majority of the Board of Directors or by a majority of the outstanding voting securities of each portfolio voting separately.

The Investment Advisory, Service, and Sub-Advisory Agreements may be terminated at any time, without the payment of any penalty, on 60 days' written notice to the Adviser by the Fund's Board of Directors or, as to any portfolio, by a vote of the majority of the portfolio's outstanding voting securities. The Investment Advisory Agreement may be terminated by the Adviser on 90 days' written notice to the Fund. The Service Agreement may be terminated, without penalty, by the Adviser or ONLI on 90 days' written notice to the Fund and the other party. The Sub-Advisory Agreements may be terminated, without penalty, by the Adviser or the sub-adviser on 90 days' written notice to the Fund and the other party. The Agreements will automatically terminate in the event of their assignment.


                              BROKERAGE ALLOCATION

The Adviser buys and sells the portfolio securities for the Money Market, Bond, Omni, S&P 500 Index, Social Awareness and Nasdaq 100 Index portfolios and selects the brokers and dealers to handle such transactions. Each of the sub-advisers selects the brokers and dealers that execute the transactions for the portfolios managed by the respective sub-adviser. It is the intention of the Adviser and of each sub-adviser to place orders for the purchase and sale of securities with the objective of obtaining the most favorable price consistent with good brokerage service. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Adviser and sub-advisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

In selecting brokers or dealers through whom to effect transactions, the Adviser and sub-advisers consider a number of factors including the quality, difficulty and efficiency of execution, and value of research, statistical, quotation and valuation services provided. Research services by brokers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. In making such determination, the Adviser or sub-adviser may use a broker whose commission in effecting a securities transaction is in excess of that of some other broker if the Adviser or sub-adviser determines in good faith that the amount of such commission is reasonable in relation to the value of the research and related services provided by such broker. In effecting a transaction for one portfolio, a broker may also offer services of benefit to other portfolios managed by the Adviser or sub-adviser, or of benefit to its affiliates.

Generally, it is not possible to place a dollar value on research and related services provided by brokers to the Adviser or a sub-adviser. However, receipt of such services may tend to reduce the expenses of the Adviser or the sub-advisers. Research, statistical and similar information furnished by brokers may be of incidental assistance to other clients of the Adviser or the sub-advisers and conversely, transaction costs paid by other clients of the Adviser or the sub-advisers may generate information which is beneficial to the Fund.

Consistent with these policies, the sub-advisers may, with the Board of Directors' approval and subject to its review, direct portfolio transactions to be executed by a broker affiliated with the sub-adviser so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.


The Board of Directors has authorized the Adviser and sub-advisers, in their discretion and consistent with best execution and the best interests of the applicable portfolio, to effect securities transactions through Lynch, Jones & Ryan, Inc. (a subsidiary of Instinet Corp.) for the purpose of recapturing a portion of the normal negotiated brokerage commissions, or fixed income spreads, as an alternative to receiving research or other soft dollar credits. The amounts of any recaptured commissions or spreads are negotiated. They have the effect of reducing the applicable portfolio's operating expenses.


For each of the indicated years, ending on December 3l, the following brokerage commission amounts were paid by each portfolio:


                                      2000         1999           1998
                                      ----         ----           ----

Equity                              $209,185   $  817,693     $  249,512
Money Market                            None         None           None
Bond                                    None         None           None
Omni                                 298,775      224,752        130,934
International                      1,653,000    2,225,000        253,718
Capital Appreciation                 638,186       50,971         63,490
Small Cap                            175,942      113,023         78,359
International Small Company          539,000      560,000        101,032
Aggressive Growth                     43,694      195,628        118,001
Core Growth                           39,183       50,123         17,204
Growth & Income                      172,737      581,431        270,046
S&P 500 Index                         32,675       81,560         48,797
Social Awareness                       5,118       41,407         39,951
Strategic Income                       2,219       11,024          6,613
Firstar Growth & Income                5,854       13,856         16,648
Relative Value                         3,121        5,690         28,388
Capital Growth                        32,980        9,804          3,000
High Income Bond                        None          114           None
Equity Income                          8,009        3,954          2,017

Blue Chip                           7,389           3,649            4,014
Nasdaq-100 Index                    2,411             N/A              N/A
                               ----------      ----------       ----------
                               $3,869,478      $4,989,679       $1,431,724

In 2000, substantially all of such commissions were paid to brokers who furnished statistical data and research information to the Adviser or a sub-adviser.



                        PURCHASE AND REDEMPTION OF SHARES

Fund shares are sold without a sales charge and may be redeemed at their net asset value next computed after a purchase or redemption order is received by the Fund. (The net asset value for the Money Market portfolio is normally $l0 per share.) Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will be made as soon as possible, but in any event within seven days after evidence of ownership of the shares is tendered to the Fund. However, the Fund may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (c) the Commission by order so permits for the protection of security holders of the Fund.

Shares of one portfolio may be exchanged for shares of another portfolio of the Fund on the basis of the relative net assets value next computed after an exchange order is received by the Fund.

The net asset value of the Fund's shares is determined on each day on which an order for purchase or redemption of the Fund's shares is received and there is a sufficient degree of trading in portfolio securities that the current net asset value of its shares might be materially affected. Such determination is made as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. The net asset value of each portfolio is computed by dividing the value of the securities in that portfolio plus any cash or other assets less all liabilities of the portfolio, by the number of shares outstanding for that portfolio.

Securities which are held in a portfolio and listed on a securities exchange are valued at the last sale price or, if there has been no sale that day, at the last bid price reported as of 4 p.m. Eastern time. Over-the-counter securities are valued at the last bid price as of 4 p.m. Eastern time.

The Board of Directors is ultimately responsible for determining the current net asset values of each portfolio. The Board has authorized the Adviser and its service providers to use the following sources to determine the current daily prices of securities owned by the portfolios: Interactive Data Corporation (and related "Fundrun" services), Reuters, Bloomberg and any brokers making a market in a particular security.

Short-term debt securities in all portfolios other than the Money Market and Omni portfolios, with remaining maturities of 60 days or less, are valued at amortized cost. The Fund has obtained an exemptive order from the Commission permitting it to value all short-term debt securities in the Omni portfolio at amortized cost. The Fund relies on Rule 2a-7 under the Investment Company Act of 1940 to value the assets of the Money Market portfolio on the basis of amortized cost with a view toward stabilizing the net asset value at $l0 per share and allowing dividend payments to reflect net interest income as earned. Accordingly, the short-term debt assets of the Omni and Money Market portfolios are valued at their cost on the date of acquisition with a daily adjustment being made to accrued income to reflect amortization of premium or accretion of discount to the maturity date. All other assets of the Omni portfolio and of those portfolios other than the Money Market portfolio, including restricted debt securities and other investments for which market quotations are not readily available, are valued at their fair value as determined in good faith by the Board of Directors.

As a condition of the exemptive order, the Fund has agreed, with respect to short-term debt securities in its Omni portfolio, to maintain a dollar-weighted average maturity of not more than l20 days and to not purchase any such debt security having a maturity of more than one year. In relying on Rule 2a-7 with respect to short-term debt securities in its Money Market portfolio, the Fund has agreed to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to not purchase any such debt security having a maturity of more than 397 days. The dollar-weighted average maturity of short-term debt securities is determined by dividing the sum of the dollar value of each such security times the remaining days to maturity of such security by the sum of the dollar value of all short-term debt securities. Should the disposition of a short-term debt security result in a dollar-weighted average maturity of more than the number of days allowed under the exemptive order or Rule 2a-7, as the case may be, the portfolio will invest its available cash so as to reduce such average maturity to the required number of days or less as soon as reasonably practicable. The Fund normally holds short-term debt securities to maturity and realizes par therefor unless an earlier sale is required to meet redemption requirements.

In addition, the Omni and Money Market portfolios are required to limit their short-term debt investments, including repurchase agreements, to those United States dollar denominated instruments which the Board of Directors determines present minimal credit risks and which are in the top two rating categories of any nationally recognized statistical rating organizations or, in the case of any instrument that is not rated, of comparable quality as determined by the Board of Directors. Although the use of amortized cost provides certainty in valuation, it may result in periods during which value so determined is higher or lower than the price the Fund would receive if it liquidated its securities.

The Fund's Board of Directors is obligated, as a particular responsibility within the overall duty of care owed to Money Market portfolio shareholders, to establish procedures reasonably designed, taking into account current market conditions and the investment objective of such portfolio, to stabilize the portfolio's net asset value per share as computed for the purpose of distribution, redemption and repurchase, at $l0 per share. The procedures adopted by the Board of Directors include periodically reviewing, as it deems appropriate and at such intervals as are reasonable in light of current market conditions, the extent of deviation, if any, between the net asset value per share based on available market quotations and such value based on the portfolio's $l0 amortized cost price. If such deviation exceeds 1/2 of 1 percent, or if there is any other deviation which the Board of Directors believes would result in a material dilution to shareholders or purchasers, the Board of Directors will promptly consider what action, if any, it should initiate. Such action may include redemption in kind; selling portfolio instruments prior to maturity to realize capital gains or losses, or to shorten the average portfolio maturity; withholding dividends; splitting, combining or otherwise recapitalizing outstanding shares; or using available market quotations to determine net asset value per share. The portfolio may reduce the number of its outstanding shares by requiring shareholders to contribute to capital proportionately the number of full and fractional shares as is necessary to maintain the net asset value per share of $l0. ONLI and ONLAC, the sole shareholders of the Money Market portfolio, have agreed to this procedure and contract owners who allocate purchase payments to the Money Market portfolio will be bound by such agreement.


                                   TAX STATUS


At December 3l, 2000 the Fund and each portfolio qualified as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Under such provisions, the Fund is not subject to federal income tax on such part of its net ordinary income and net realized capital gains which it distributes to shareholders. Each portfolio is treated as a separate entity for federal income tax purposes, including determining whether it qualifies as a regulated investment company and determining its net ordinary income (or loss) and net realized capital gains (or losses). To qualify for treatment as a regulated investment company, each portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities. Each portfolio also intends to comply with the diversification requirements or regulations under
Section 817(h) of the Code.


The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. Since the only eligible shareholders of the Fund are separate accounts of ONLI, ONLAC and other insurance companies, no discussion is stated herein as to the federal income tax consequences at the shareholder level.

                              INDEPENDENT AUDITORS


For the fiscal year or period ended December 31, 2000, KPMG LLP, certified public accountants with offices at Two Nationwide Plaza, Columbus, Ohio 43215, served as independent auditors for the Fund. KPMG LLP performs an annual audit of the Fund's financial statements. Reports of its activities are provided to the Fund's Board of Directors.

                              FINANCIAL STATEMENTS

The Fund's Annual Report to shareholders for the fiscal year or the period ended December 31, 2000 has been filed with the Commission. The financial statements in the Annual Report are incorporated by reference into this Statement of Additional Information. The financial statements included in the Annual Report have been audited by the Fund's independent auditors, KPMG LLP, whose report thereon also appears in the Annual Report and is incorporated by reference. The financial statements in the Annual Report have been incorporated by reference in reliance upon such report given upon the authority of KPMG LLP as experts in accounting and auditing.



                                  LEGAL COUNSEL

Messrs. Jones & Blouch L.L.P., Washington, D.C., have passed on matters pertaining to the federal securities laws and Ronald L. Benedict, Esq., Secretary of the Fund and Corporate Vice President, Counsel and Secretary of ONLI, has passed on all other legal matters relating to the legality of the shares described in the prospectus and this Statement of Additional Information.


                                   THE S&P 500

The S&P 500 is a widely publicized index that tracks 500 companies traded on the New York and American Stock Exchanges and in the over-the-counter market. It is weighted by market value so that each company's stock influences the S&P 500 in proportions to its relative market capitalization. Most of the stocks in the S&P 500 are issued by companies that are among the 500 largest in the United States in terms of aggregate market value. However, for diversification purposes, some stocks of smaller companies are included in the S&P 500.

"Standard & Poor's (R)," "S&P (R)," "S&P 500 (R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The S&P 500 Index portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") and S&P makes no representation regarding the advisability of investing in the S&P 500 Index portfolio. S&P makes no representation or warranty, express or implied, to the owners of the portfolio or any member of the public regarding the advisability of investing in securities generally or in the portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Adviser is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Adviser or the portfolio. S&P has no obligation to take the needs of the Adviser or the owners of the portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the portfolio or the timing of the issuance or sale of the portfolio or in the determination or calculation of the equation by which the portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                              THE NASDAQ-100 INDEX

The Nasdaq-100 Index portfolio is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates). The Nasdaq Stock Market, Inc. and its affiliates are referred to herein as "Nasdaq." Nasdaq has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Nasdaq-100 Index portfolio. Nasdaq makes no representation or warranty, express or implied to investors in the portfolio or any member of the public regarding the advisability of investing in securities generally or the portfolio particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. Nasdaq's only relationship to the Adviser (the licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, and certain trade names of Nasdaq and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to the Adviser or the portfolio. Nasdaq has no obligation to take the needs of the Adviser or investors in the portfolio into consideration in determining, composing or calculating the Nasdaq-100 Index(R). Nasdaq is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the portfolio to be issued or in the determination or calculation of the equation by which the portfolio is to be converted into cash. Nasdaq has no liability in connection with the administration, marketing or trading of the portfolio.

NASDAQ DOES NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. NASDAQ MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, INVESTORS IN THE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. NASDAQ MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NASDAQ HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                    APPENDIX

DEBT SECURITY RATINGS

The Commission has designated six nationally recognized statistical rating organizations: Duff and Phelps, Inc. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Moody's Investors Service, Inc. (Moody's"), Standard & Poor's Corp. ("S&P"), and, with respect to bank-supported debt and debt issued by banks, broker-dealers and their affiliates, IBCA Inc. and its British affiliate, IBCA Limited ("IBCA") and Thompson Bankwatch, Inc. ("TBW"). The Adviser may use the ratings of all six such rating organizations as factors to consider in determining the quality of debt securities, although it will generally only follow D&P, Fitch, Moody's and S&P. IBCA and TBW will only be consulted if fewer than two of the other four rating organizations have given their top rating to a security. Only the ratings of Moody's, S&P and Fitch will be considered in determining the eligibility of bonds for acquisition by the Fund.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Commercial Paper:
- ----------------

Moody's short-term debt ratings are opinions of the ability of issuers to punctually repay senior debt obligations having an original maturity not exceeding one year.

P-1 The Prime-1 (P-1) rating is the highest commercial paper rating assigned by Moody's. Issuers (or supporting institutions) rated P-1 have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above for P-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Bonds:
- -----

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated as Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORP. ("S & P")

Commercial Paper:
- ----------------

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than one year.

A-1 This is S&P's highest category and it indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are designated A-1+.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated as A-1.

Bonds:
- -----

AAA Bonds rated AAA by S&P are the highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Market prices move with interest rates, and hence provide maximum safety on all counts.

AA Bonds rated AA by S&P also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

A Bonds rated A by S&P are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but to some extent, also economic conditions.

BBB The BBB or medium grade category is the borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. Marketwise, the bonds are more responsive to business and trade conditions than to interest rates. This is the lowest group which qualifies for commercial bank investments.

Debt rated `BB.' `B,' `CC,' and `C,' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major exposures to adverse markets.

BB Debt rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-' rating.

B Debt rated `B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB-' rating.

CCC Debt rated `CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-" rating.

CC The rating `CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC' rating.

C The rating `C' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC-' rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating `CI' is reserved for income bonds on which no interest is being paid.

D Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from `AA' to `CCC' may be modified by the addition of a plus (+) or minus (-) to show relative standing within the major rating categories.

DUFF & PHELPS, INC. ("D & P")

Commercial Paper:
- -----------------

D&P's short-term ratings have incorporated gradations of "1+" and "1-" in recognition of quality differences within the first tier.

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection.

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

FITCH INVESTORS SERVICE, INC. ("FITCH")

Commercial Paper
- ----------------

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. Fitch's short-term ratings emphasize the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

Bonds
- -----

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA.' Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+.'

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the rating of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issues.

CCC Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable.

C       Bonds are in imminent default in payment of interest or principal.

DDD, DD and D      Bonds in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

Note: Fitch ratings (other than `AAA.' `DDD,' `DD,' or `D' categories) may be modified by the addition of a plus (+) or minus (-) sign to show relative position of a credit within the rating category.

                    FIRST AMERICAN INSURANCE PORTFOLIOS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION


                           ____________________, 2001

                            CORPORATE BOND PORTFOLIO
                             EQUITY INCOME PORTFOLIO
                             INTERNATIONAL PORTFOLIO
                           LARGE CAP GROWTH PORTFOLIO
                            MID CAP GROWTH PORTFOLIO
                           SMALL CAP GROWTH PORTFOLIO
                              TECHNOLOGY PORTFOLIO


This Statement of Additional Information relates to the Class IA and Class IB Shares of the portfolios named above (the "Portfolios"), each of which is a series of First American Insurance Portfolios, Inc. The Portfolios available in each variable annuity where First American Insurance Portfolios are offered may vary. Please see your participating insurance company prospectus to confirm which Portfolios are available. This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Portfolios' current Prospectuses dated May 1, 2001, as supplemented _________________, 2001. This Statement of Additional Information is incorporated into the Portfolios' Prospectuses by reference. To obtain copies of variable annuity prospectuses, contact your participating insurance company. Please retain this Statement of Additional Information for future reference.

                                TABLE OF CONTENTS
                                                                            PAGE
                                                                            ----

GENERAL INFORMATION                                                           1

ADDITIONAL INFORMATION CONCERNING PORTFOLIO INVESTMENTS                       2
       Short-Term Investments                                                 2
       U.S. Government Securities                                             3
       Repurchase Agreements                                                  4
       When-Issued and Delayed Delivery Transactions                          4
       ending of Portfolio Securities                                         5
       Options Transactions                                                   6
       Futures and Options on Futures                                         8
       Fixed Income Securities - Equity Portfolios                            9
       Foreign Securities                                                     9
       Foreign Currency Transactions                                         11
       Mortgage-Backed Securities                                            13
       Asset-Backed Securities                                               16
       Zero-Coupon Securities                                                16
       Adjustable Rate Mortgage Securities                                   16
       Debt Obligations Rated Less Than Investment Grade                     16
       Floating Rate Debt Obligations                                        17
       Fixed Rate Debt Obligations                                           17
       Payments-in-Kind Debentures and Delayed Interest Securities           18
       Preferred Stock                                                       18
       Participation Interests                                               18
       CFTC Information                                                      18

INVESTMENT RESTRICTIONS                                                      19

DIRECTORS AND EXECUTIVE OFFICERS                                             20
         Directors                                                           20
         Executive Officers                                                  21
         Compensation                                                        22

CODE OF ETHICS                                                               23

INVESTMENT ADVISORY AGREEMENT AND OTHER SERVICES                             23
         Investment Advisory Agreement                                       23
         Sub-Advisory Agreement for International Portfolio                  24
         Administration Agreement                                            24
         Distributor and Distribution Plan                                   25
         Custodian; Counsel; Auditors                                        26

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE                           26

CAPITAL STOCK                                                                28

NET ASSET VALUE AND OFFERING PRICE                                           29

PORTFOLIO PERFORMANCE                                                        29

TAXATION                                                                     31

RATINGS                                                                      34
         Ratings of Corporate Debt Obligations                               35
         Ratings of Preferred Stock                                          36
         Ratings of Commercial Paper                                         37

FINANCIAL STATEMENTS                                                         38

                               GENERAL INFORMATION

         First American Insurance Portfolios, Inc. ("FAIP") was incorporated in the State of Minnesota on August 27, 1999. FAIP is organized as a series investment company and currently issues its shares in five series. Each series of shares represents a separate investment portfolio with its own investment objective and policies (in essence, a separate mutual fund). The series of FAIP to which this Statement of Additional Information relates are named on the cover. These series are referred to in this Statement of Additional Information as the "Portfolios."

         The Bylaws of FAIP provide that annual shareholders' meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the Investment Company Act of 1940 (the "1940 Act"). Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders. Minnesota law further provides that a special meeting of shareholders may be called by a shareholder or shareholders holding 10% or more of the voting power of all shares entitled to vote, except that a special meeting for the purpose of considering any action to facilitate or effect a business combination, including any action to change or otherwise affect the composition of the board of directors for that purpose, must be called by 25% or more of the voting power of all shares entitled to vote. The 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for approval of all investment advisory agreements, and for the adoption of, and material increases in amounts payable under, Rule 12b-1 distribution plans.

         Corporate Bond Portfolio, Equity Income Portfolio, Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Small Cap Growth Portfolio, and International Portfolio are each diversified open-end management investment companies. Technology Portfolio is a non-diversified open-end management investment company. Equity Income Portfolio, Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Small Cap Growth Portfolio, International Portfolio and Technology Portfolio shall constitute the "Equity Portfolios."

         Insurance companies may purchase shares of the Portfolios for their separate accounts through two separate share classes, Class IA and Class IB, which are identical in all respects, except that Class IB shares of the Portfolios may pay a Rule 12b-1 fee of up to 0.25% to the Portfolios' distributor. Except for this difference between the share classes pertaining to distribution costs, each share of each Portfolio represents an equal proportionate interest in that Portfolio.

         This Statement of Additional Information may also refer to affiliated investment companies, including: First American Funds, Inc. ("FAF"); First American Strategy Funds, Inc. ("FASF"); First American Investment Funds, Inc. ("FAIF"); and eleven separate closed-end funds (American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc.-II, American Strategic Income Portfolio Inc.-III, American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., American Select Portfolio Inc., American Municipal Term Trust Inc.-II, American Municipal Term Trust Inc.-III, Minnesota Municipal Term Trust Inc., Minnesota Municipal Term Trust Inc.-II, and American Income Fund, Inc.) collectively referred to as the First American Closed-End Funds ("FACEF").

             ADDITIONAL INFORMATION CONCERNING PORTFOLIO INVESTMENTS

         The main investment strategies of each Portfolio are set forth in the Portfolios' Prospectuses. Additional information concerning main investment strategies of the Portfolios, and other investment strategies which may be used by the Portfolios, is set forth below. The Portfolios have attempted to identify any investment strategies that will be employed in pursuing each Portfolio's investment objective. However, in the absence of an affirmative limitation, a Portfolio may utilize any strategy or technique that is consistent with its investment objective. The Portfolios do not anticipate that any such strategy or technique would exceed 5% of a Portfolio's assets absent specific identification of that practice. Additional information concerning the Portfolios' investment restrictions is set forth below under "Investment Restrictions."

         If a percentage limitation on investments by a Portfolio stated in this Section or in "Investment Restrictions" below is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. A Portfolio which is limited to investing in securities with specified ratings or of a certain credit quality is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but the Portfolio may consider doing so. Descriptions of the rating categories of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") are contained in "Ratings" below.

SHORT-TERM INVESTMENTS

         The Portfolios can invest in a variety of short-term instruments such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Portfolio; securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to an advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which the Portfolios may so invest include money market funds advised by U.S. Bancorp Piper Jaffray Asset Management, Inc., the Portfolios' investment advisor ("U.S. Bank" or the "Advisor"), subject to certain restrictions contained in an exemptive order issued by the Securities and Exchange Commission ("SEC") with respect thereto.

         Corporate Bond Portfolio may also invest in Eurodollar Certificates of Deposit issued by foreign branches of United States or foreign banks; Eurodollar Time Deposits, which are United States dollar-denominated deposits in foreign branches of United States or foreign banks; and Yankee Certificates of Deposit, which are United States dollar-denominated certificates of deposit issued by United States branches of foreign banks and held in the United States. In each instance, the Portfolio may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

         Short-term investments and repurchase agreements may be entered into on a joint basis by the Portfolios and other funds advised by the Advisor to the extent permitted by an exemptive order issued by the Securities and Exchange Commission with respect to the Portfolios. A brief description of certain kinds of short-term instruments follows:

         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. The Portfolios may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor's or Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Portfolios also may invest in commercial paper that is not rated but that is determined by the Advisor to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor's and Moody's, see "Ratings."

         BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Portfolio and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Portfolio may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Advisor or International Portfolio's Sub-Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

         VARIABLE RATE DEMAND OBLIGATIONS. Variable rate demand obligations ("VRDO") are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 calendar days on no more than 30 days' notice.

U.S. GOVERNMENT SECURITIES

         The U.S. government securities in which the Portfolios may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Portfolios invest principally are:

         * direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

         * notes, bonds, and discount notes issued and guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

         * notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

         * notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

         U.S. TREASURY INFLATION-PROTECTION SECURITIES. The Portfolios' investments in U.S. Government securities may include in U.S. Treasury inflation-protection securities, which are issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U").

         The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

         The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

         Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

REPURCHASE AGREEMENTS

         The Portfolios may invest in repurchase agreements. A repurchase agreement involves the purchase by a Portfolio of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Portfolio will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Portfolio entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Portfolio would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Advisor or, in the case of International Portfolio, the Portfolio's Sub-Advisor, will monitor the creditworthiness of the firms with which the Portfolios enter into repurchase agreements.

         The Portfolios' custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Portfolio will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         Each of the Portfolios may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered into but delivery of and payment for the securities take place at a later date. A Portfolio will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date. Pending delivery of the securities, each Portfolio will maintain in a segregated account cash or liquid high-grade securities in an amount sufficient to meet its purchase commitments.

         In connection with its ability to purchase securities on a when-issued or delayed delivery basis, Corporate Bond Portfolio may enter into mortgage "dollar rolls" in which the Portfolio sells securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. In a mortgage dollar roll, the Portfolio gives up the right to receive principal and interest paid on the securities sold. However, the Portfolio would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Portfolio compared with what such performance would have been without the use of mortgage dollar rolls. The Portfolio will hold and maintain in a segregated account until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

         The purchase of securities on a when-issued or delayed delivery basis exposes a Portfolio to risk because the securities may decrease in value prior to delivery. In addition, a Portfolio's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Portfolio's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. A seller's failure to deliver securities to a Portfolio could prevent the Portfolio from realizing a price or yield considered to be advantageous.

         When a Portfolio agrees to purchase securities on a when-issued or delayed delivery basis, the Portfolio's custodian will maintain in a segregated account cash or liquid securities in an amount sufficient to meet the Portfolio's purchase commitments. It may be expected that a Portfolio's net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Portfolio will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, its liquidity and the ability of the Advisor or, in the case of International Portfolio, the Portfolio's Sub-Advisor, to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, a Portfolio's commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

LENDING OF PORTFOLIO SECURITIES

         In order to generate additional income, each of the Portfolios may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Portfolios will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Advisor or, in the case of International Portfolio, the Portfolio's Sub-Advisor has determined are creditworthy under guidelines established by the Board of Directors. The Portfolios will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees (including fees to the Advisor, acting as securities lending agent) in connection with these loans which, in the case of U.S. Bank, are 40% of the Portfolios' income from such securities lending transactions.

         In these loan arrangements, the Portfolios will receive collateral in the form of cash, United States Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. This collateral must be valued daily by the Advisor or, in the case of International Portfolio, the Portfolio's Sub-Advisor and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Portfolio. During the time portfolio securities are on loan, the borrower pays the lending Portfolio any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Portfolio or the borrower. While a Portfolio does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

         U.S. Bank, the Portfolios' custodian and investment advisor, may act as securities lending agent for the Portfolios and receive separate compensation for such services, subject to compliance with conditions contained in an SEC exemptive order permitting U.S. Bank to provide such services and receive such compensation.

OPTIONS TRANSACTIONS

         To the extent set forth below, the Portfolios may purchase put and call options on equity securities, stock indices, interest rate indices and/or foreign currencies. These transactions will be undertaken for the purpose of reducing risk to the Portfolios; that is, for "hedging" purposes. Options on futures contracts are discussed below under "-- Futures and Options on Futures."

         OPTIONS ON SECURITIES. The Equity Portfolios may purchase put and call options on securities they own or have the right to acquire. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.

         A Portfolio may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, a Portfolio may purchase call options to hedge against an increase in the price of securities that the Portfolio anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

         OPTIONS ON STOCK INDICES. The Portfolios may purchase put and call options on stock indices. Options on stock indices are similar to options on individual stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the stock index upon which the option is based is greater than, in the case of a call, or lesser than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements for stock index options are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks. The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the underlying stock index. A multiplier of 100 means that a one-point difference will yield $100. Options on different stock indices may have different multipliers.

         OPTIONS ON INTEREST RATE INDICES. Corporate Bond Portfolio may purchase put and call options on interest rate indices. An option on an interest rate index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the interest rate index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, for the premium received, to make delivery of this amount. Unlike interest rate futures options contracts, settlements for interest rate index options are always in cash. Gain or loss depends on interest rate movements with respect to specific financial instruments. As with stock index options, the multiplier for interest rate index options determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current value of the underlying interest rate index. Options on different interest rate indices may have different multipliers.

         WRITING OF CALL OPTIONS. The Equity Portfolios may write (sell) covered call options. These transactions would be undertaken principally to produce additional income. Depending on the Portfolio, these transactions may include the writing of covered call options on equity securities or in the case of International Portfolio, on foreign currencies. The Portfolios, other than International Portfolio, may write (sell) covered call options covering up to 25% of the equity securities owned by such Portfolios, and, in the case of International Portfolio, covering up to 50% of the equity securities owned by such Portfolio.

         When a Portfolio sells a covered call option, it is paid a premium by the purchaser. If the market price of the security covered by the option does not increase above the exercise price before the option expires, the option generally will expire without being exercised, and the Portfolio will retain both the premium paid for the option and the security. If the market price of the security covered by the option does increase above the exercise price before the option expires, however, the option is likely to be exercised by the purchaser. In that case the Portfolio will be required to sell the security at the exercise price, and it will not realize the benefit of increases in the market price of the security above the exercise price of the option. These Portfolios may also write call options on stock indices the movements of which generally correlate with those of the respective Portfolios' holdings. These transactions, which would be undertaken principally to produce additional income, entail the risk of an imperfect correlation between movements of the index covered by the option and movements in the price of the Portfolio's securities.

         The writer (seller) of a call option has no control over when the underlying securities must be sold; the writer may be assigned an exercise notice at any time prior to the termination of the option. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. The writer of a call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option on the same security as the option previously written. If a Portfolio was unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         LIMITATIONS. None of the Portfolios, other than Mid Cap Growth Portfolio and International Portfolio, will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying security or index, and a put option is "in the money" if the exercise price is higher than the current market price. A Portfolio's loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

         The use of purchased put and call options involves certain risks. These include the risk of an imperfect correlation between market prices of securities held by a Portfolio and the prices of options, and the risk of limited liquidity in the event that a Portfolio seeks to close out an options position before expiration by entering into an offsetting transaction.

FUTURES AND OPTIONS ON FUTURES

         Corporate Bond Portfolio and International Portfolio may engage in stock index futures contracts and options thereon. Corporate Bond Portfolio may enter into interest rate futures, interest rate index futures and options thereon. International Portfolio may enter into contracts for the future delivery of securities and options thereon, and may enter into contracts for the future delivery of foreign currencies and options thereon.

         A futures contract on a security obligates one party to purchase, and the other to sell, a specified security at a specified price on a date certain in the future. A futures contract on an index obligates the seller to deliver, and entitles the purchaser to receive, an amount of cash equal to a specific dollar amount times the difference between the value of the index at the expiration date of the contract and the index value specified in the contract. The acquisition of put and call options on futures contracts will, respectively, give the Portfolio the right (but not the obligation), for a specified exercise price, to sell or to purchase the underlying futures contract at any time during the option period.

         At the same time a futures contract is purchased or sold, the Portfolio generally must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1-1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Portfolio would provide or receive cash that reflects any decline or increase in the contract's value. Futures transactions also involve brokerage costs and require the Portfolio to segregate liquid assets, such as cash, United States Government securities or other liquid high grade debt obligations equal to at least 100% of its performance under such contracts.

         International Portfolio may use futures contracts and options on futures in an effort to hedge against market risks and as part of its management of foreign currency transactions.

         Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Portfolio's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed 1/3 of the market value of the Portfolio's total assets. Futures transactions will be limited to the extent necessary to maintain the Portfolio's qualification as a regulated investment company under the Code.

         Where the Portfolio is permitted to purchase options on futures, its potential loss is limited to the amount of the premiums paid for the options. As stated above, this amount may not exceed 5% of the Portfolio's total assets. Where the Portfolio is permitted to enter into futures contracts obligating it to purchase securities, currency or an index in the future at a specified price, the Portfolio could lose 100% of its net assets in connection therewith if it engaged extensively in such transactions and if the market value or index value of the subject securities, currency or index at the delivery or settlement date fell to zero for all contracts into which a Portfolio was permitted to enter. Where the Portfolio is permitted to enter into futures contracts obligating it to sell securities or currencies, its potential losses are unlimited if it does not own the securities or currencies covered by the contracts and it is unable to close out the contracts prior to the settlement date.

         Futures transactions involve brokerage costs and require the Portfolio to segregate assets to cover contracts that would require it to purchase securities or currencies. The Portfolio may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Portfolio had not entered into any futures transactions. In addition, the value of the Portfolio's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Portfolio's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

FIXED INCOME SECURITIES - EQUITY PORTFOLIOS

         The fixed income securities in which Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Small Cap Growth Portfolio and Technology Portfolio may invest include securities issued or guaranteed by the United States Government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations of the kinds described above. Investments in nonconvertible preferred stocks and nonconvertible corporate debt securities will be limited to securities which are rated at the time of purchase not less than BBB by Standard & Poor's or Baa by Moody's (or equivalent short-term ratings), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Advisor. Obligations rated BBB, Baa or their equivalent, although investment grade, have speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories.

         In addition, each Portfolio, including International Portfolio, may invest up to 5% of its net assets in less than investment grade convertible debt obligations. For a description of such obligations and the risks associated therewith, see "-- Debt Obligations Rated Less Than Investment Grade."

         The fixed income securities specified above, are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by a Portfolio); (ii) credit risk (the risk that the issuers of debt securities held by a Portfolio default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring a Portfolio to reinvest the prepayment at a lower interest rate).

FOREIGN SECURITIES

         GENERAL. Under normal market conditions International Portfolio invests principally in foreign securities, and certain other Portfolios may invest lesser proportions of their assets in securities of foreign issuers that are either listed on a United States securities exchange or represented by American Depositary Receipts. In addition, Large Cap Growth Portfolio, Mid Cap Growth Portfolio, Small Cap Growth Portfolio and Technology Portfolio each may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts.

         Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

         In addition, there may be less publicly available information about a foreign company than about a United States domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of United States banks and United States domestic issuers.

         EMERGING MARKETS. International Portfolio may invest in securities issued by the governmental and corporate issuers that are located in emerging market countries. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Portfolio investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.

         Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain (particularly Eastern European) countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of such countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in many developing countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Portfolio shareholders.

         Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

         Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority act as custodian of a Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

         AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS. For many foreign securities, United States dollar-denominated American Depositary Receipts, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. American Depositary Receipts represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. American Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in American Depositary Receipts rather than directly in foreign issuers' stock, a Portfolio can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many American Depositary Receipts. The information available for American Depositary Receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. International Portfolio also may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for American Depositary Receipts and which are designed for use in the European securities markets. European Depositary Receipts are not necessarily denominated in the currency of the underlying security.

         Certain American Depositary Receipts and European Depositary Receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

         FOREIGN SECURITIES EXCHANGES. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of International Portfolio is uninvested. In addition, settlement problems could cause such Portfolios to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for the Portfolio to obtain or to enforce a judgment against the issuer.

FOREIGN CURRENCY TRANSACTIONS

         International Portfolio invests in securities which are purchased and sold in foreign currencies. The value of its assets as measured in United States dollars therefore may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. International Portfolios also will incur costs in converting United States dollars to local currencies, and vice versa.

         International Portfolio will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell an amount of a specific currency at a specific price on a future date agreed upon by the parties. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         International Portfolio may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. The Portfolio may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date the Portfolio contracts to purchase or sell a security and the settlement date, or to "lock in" the United States dollar equivalent of a dividend or interest payment made in a foreign currency. It also may engage in "portfolio hedging" to protect against a decline in the value of its portfolio securities as measured in United States dollars which could result from changes in exchange rates between the United States dollar and the foreign currencies in which the portfolio securities are purchased and sold. International Portfolio also may hedge foreign currency exchange rate risk by engaging in currency futures and options transactions.

         Although a foreign currency hedge may be effective in protecting the Portfolio from losses resulting from unfavorable changes in exchanges rates between the United States dollar and foreign currencies, it also would limit the gains which might be realized by the Portfolio from favorable changes in exchange rates. The Portfolio's investment Sub-Advisor's decision whether to enter into currency hedging transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a hedging strategy, if undertaken, would be successful. To the extent that the Sub-Advisor's view regarding future exchange rates proves to have been incorrect, International Portfolio may realize losses on their foreign currency transactions.

         As stated above, International Portfolio may engage in a variety of foreign currency transactions in connection with its investment activities. These include forward foreign currency exchange contracts, foreign currency futures, and foreign currency options.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. International Portfolio will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Portfolio will comply with applicable SEC announcements requiring it to segregate assets to cover its commitments with respect to such contracts. At the present time, these announcements generally require a fund with a long position in a forward foreign currency contract to establish with its custodian a segregated account containing cash or liquid high grade debt securities equal to the purchase price of the contract, and require a fund with a short position in a forward foreign currency contract to establish with its custodian a segregated account containing cash or liquid high grade debt securities that, when added to any margin deposit, equal the market value of the currency underlying the forward contract. These requirements will not apply where a forward contract is used in connection with the settlement of investment purchases or sales or to the extent that the position has been "covered" by entering into an offsetting position. International Portfolio generally will not enter into a forward contract with a term longer than one year.

         FOREIGN CURRENCY FUTURES TRANSACTIONS. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of its financial futures transactions, International Portfolio may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Portfolio may be able to achieve many of the same objectives as through investing in forward foreign currency exchange contracts.

         FOREIGN CURRENCY OPTIONS. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

         A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect International Portfolio against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if the Portfolio were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Portfolio's gain would be offset in part by the premium paid for the option. Similarly, if the Portfolio entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Portfolio would not need to exercise its call if the currency instead depreciated in value. In such a case, the Portfolio could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

MORTGAGE-BACKED SECURITIES

         As described in the applicable Prospectuses, Corporate Bond Portfolio also may invest in mortgage-backed securities. The Portfolio will invest only in mortgage-backed securities that are Agency Pass-Through Certificates or collateralized mortgage obligations ("CMOs"), as defined and described below. In addition, the Portfolio may invest in private pass-through securities.

         Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by GNMA, FNMA or FHLMC. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

         FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

         FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FHLMC's operations or to assist FHLMC in any other manner.

         The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

         The residential mortgage loans evidenced by Agency Pass-Through Certificates and upon which CMOs are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a "due-on-sale" clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

         Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of commercial fixed rate, conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

         CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. The Funds will invest only in CMOs which are rated in one of the four highest rating categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the Advisor. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy.

         CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:

         * In a sequential-pay CMO structure, one class is entitled to receive all principal payments and prepayments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

         * A planned amortization class ("PAC") of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

         * An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

         * As discussed above with respect to Agency Pass-Through Certificates, an interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

         * A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to "caps" and "floors" on adjustments to the interest rates which they bear.

         * A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a "mezzanine" class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

         REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest (the type in which Strategic Income Fund primarily invests), and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

         It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more its total assets in interest-only, principal-only, inverse interest only or inverse floating rate mortgage-backed securities.

ASSET-BACKED SECURITIES

         Corporate Bond Portfolio may invest in asset-backed securities. Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

ZERO COUPON SECURITIES

         Corporate Bond Portfolio may invest in zero coupon, fixed income securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall.

ADJUSTABLE RATE MORTGAGE SECURITIES

         Corporate Bond Portfolio may invest in adjustable rate mortgage securities ("ARMS"). ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. ARMS also include adjustable rate tranches of CMOs. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMs move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates.

         ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS.

DEBT OBLIGATIONS RATED LESS THAN INVESTMENT GRADE

         Corporate Bond Portfolio may invest in both investment grade and non-investment grade. Debt obligations rated BB, B or CCC by Standard & Poor's or Ba, B or Caa by Moody's are considered to be less than "investment grade" and are sometimes referred to as "junk bonds." Corporate Bond Portfolio may invest in non-investment grade bonds rated at least B by Standard & Poor's or Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or in unrated securities determined to be of comparable quality by the Advisor.

         The "equity securities" in which the Portfolios may invest include corporate debt obligations which are convertible into common stock. These convertible debt obligations may include obligations rated as low as CCC by Standard & Poor's or Caa by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. Debt obligations rated BB, B or CCC by Standard & Poor's or Ba, B or Caa by Moody's are considered to be less than "investment grade" and are sometimes referred to as "junk bonds." Each Portfolio may invest up to 5% of its net assets in non-investment grade convertible debt obligations.

         Yields on non-investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt obligations.

         In addition, the secondary trading market for non-investment grade debt obligations may be less developed than the market for investment grade obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade obligations, especially in a thin secondary trading market.

         Certain risks also are associated with the use of credit ratings as a method for evaluating non-investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the use of non-investment grade convertible debt obligations may be more dependent on the Advisor's or Sub-Advisor's own credit analysis than is the case with investment grade obligations.

FLOATING RATE DEBT OBLIGATIONS

         Corporate Bond Portfolio expects to invest in floating rate debt obligations issued, assumed, or guaranteed by corporations, trusts, partnerships, governmental agencies or creators, or other such special purpose entities, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.

FIXED RATE DEBT OBLIGATIONS

         Corporate Bond Portfolio will invest in fixed rate debt obligations issued, assumed, or guaranteed by corporations, trusts, partnerships, governmental agencies or creators, or other such special purpose entities. Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described above, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

PAYMENT-IN-KIND DEBENTURES AND DELAYED INTEREST SECURITIES

         Corporate Bond Portfolio may invest in debentures the interest on which may be paid in other securities rather than cash ("PIKs"). Typically, during a specified term prior to the debenture's maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., "in kind" rather than in cash). The type of instrument in which interest may or will be paid would be known by the Portfolio at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Portfolio to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code of 1986 (the "Code").

         Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities.

PREFERRED STOCK

         The Portfolios may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Although Corporate Bond Portfolio will not make direct purchases of common or preferred stocks or rights to acquire common or preferred stocks, it may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, such stocks. Equity interests acquired through conversion, exchange or exercise of rights to acquire stock will be disposed of by Corporate Bond Portfolio as soon as practicable in an orderly manner.

PARTICIPATION INTERESTS

         Corporate Bond Portfolio may acquire participation interests in senior, fully secured floating rate loans that are made primarily to U.S. companies. The Portfolio's investments in participation interests are subject to its limitation on investments in illiquid securities. The Portfolio may purchase only those participation interests that mature in one year or less, or, if maturing in more than one year, have a floating rate that is automatically adjusted at least once each year according to a specified rate for such investments, such as a published interest rate or interest rate index. Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as C by Moody's, or D by Standard & Poor's.

CFTC INFORMATION

         The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," which are defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which (i) will use commodity futures or commodity options contracts solely for bona fide hedging purposes (provided, however, that in the alternative, with respect to each long position in a commodity future or commodity option contract, an investment company may meet certain other tests set forth in Rule 4.5); (ii) will not enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums exceed 5% of its assets;
(iii) will not be marketed to the public as a commodity pool or as a vehicle for investing in commodity interests; (iv) will disclose to its investors the purposes of and limitations on its commodity interest trading; and (v) will submit to special calls of the CFTC for information. Any investment company desiring to claim this exclusion must file a notice of eligibility with both the CFTC and the National Futures Association. FAIP has made such notice filings with respect to those Portfolios which may invest in commodity futures or commodity options contracts.

                             INVESTMENT RESTRICTIONS

         In addition to the investment objectives and policies set forth in the Prospectus and under the caption "Additional Information Concerning Portfolio Investments" above, each of the Portfolios is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 6 below are fundamental and cannot be changed with respect to a Portfolio without approval by the holders of a majority of the outstanding shares of that Portfolio as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), i.e., by the lesser of the vote of (a) 67% of the shares of the Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Portfolio.

         None of the Portfolios will:

         1. Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction. (As a non-fundamental policy, no Portfolio will make additional investments while its borrowings exceed 5% of total assets.)

         2. Concentrate its investments in a particular industry, except that Technology Portfolio will concentrate its investments in the technology industry. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether a Portfolio is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         3. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

         4. Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Portfolios from investing in securities or other instruments backed by real estate or interest therein or in securities of companies that deal in real estate or mortgages.

         5. Purchase physical commodities or contracts relating to physical commodities.

         6. Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         The following restriction is non-fundamental and may be changed by FAIP's Board of Directors without a shareholder vote: None of the Portfolios will invest more than 15% of its net assets in all forms of illiquid investments.

         The Board of Directors has adopted guidelines and procedures under which the Portfolios' Advisor is to determine whether certain types of securities which may be held by the Portfolios are "liquid" and to report to the Board concerning its determinations, including: (i) securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; and (ii) commercial paper issued in reliance on the "private placement" exemption from registration under Section 4(2) of the Securities Act of 1933, whether or not it is eligible for resale pursuant to Rule 144A.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers of FAIP are listed below, together with their business addresses and their principal occupations during the past five years. Under Minnesota law, FAIP's Board of Directors is generally responsible for the overall operation and management of FAIP. Directors who are "interested persons" (as that term is defined in the 1940 Act) of FAIP are identified with an asterisk.

DIRECTORS

         Robert J. Dayton, 5140 Norwest Center, Minneapolis, Minnesota 55402:
Director of FAF since December 1994, of FAIF since September 1994, of FASF since June 1996 and of FAIP since August 1999; Chairman (1989-1993) and Chief Executive Officer (1993-present), Okabena Company (private family investment office). Age: 59.

         Roger A. Gibson, 1020 15th Street, Ste. 41A, Denver, Colorado 80202:
Director of FAF, FAIF and FASF since October 1997, and of FAIP since August 1999; Vice President of Cargo for United Airlines since 2001; prior to his current position, served most recently as Vice President North America-Mountain Region for United Airlines (1995-2001); employee at United Airlines since 1967.
Age: 55.

         Andrew M. Hunter III, 537 Harrington Road, Wayzata, Minnesota 55391:
Director of FAIF, FAF and FASF since January 1997, and of FAIP since August 1999; Chairman of Hunter, Keith Industries, a diversified manufacturing and services management company, since 1975. Age: 54.

         Leonard W. Kedrowski, 16 Dellwood Avenue, Dellwood, Minnesota 55110; Director of FAF and FAIF since November 1993, of FASF since July 1996, and of FAIP since August 1999; Owner of Executive Management Consulting, Inc., a management consulting firm; Chief Executive Officer of Creative Promotions International LLC, promotional award programs and products; Vice President, Chief Financial Officer, Treasurer, Secretary and Director of Anderson Corporation, a large privately-held manufacturer of wood windows, from 1983 to October 1992. Age: 59.

         John M. Murphy, Jr., 601 Second Avenue South, Minneapolis, Minnesota 55402; Director of FAIF, FAF and FASF since June 1999, and of FAIP since August 1999; Chairman and Chief Investment Officer of First American Asset Management and U.S. Bank Trust, N.A., and Executive Vice President of U.S. Bancorp, from 1991 to 1999; Executive Vice President of U.S. Bancorp since January 1999; Chairman Minnesota - U.S. Bancorp since 2000. Age: 59.

         Richard K. Riederer, 741 Chestnut Road, Sewickley, Pennsylvania 15143:
[Director of FAF, FAIF, FASF and FAIP since August 2001]; Retired; President and Chief Executive Officer of Weirton Steel from 1995 to 2001; Director of Weirton Steel from 1993 to 2001; Executive Vice President and Chief Financial Officer, Weirton Steel from 1994 to 1995; Vice President of Finance and Chief Financial Officer, Weirton Steel from 1989 to 1994. Age: 57.

         Joseph D. Strauss, 8525 Edenbrook Crossing, # 5, Brooklyn Park, Minnesota 55443: Director of FAF since 1984 and of FAIF since April 1991, of FASF since June 1996, and of FAIP since August 1999; Chairman of FAF's and FAIF's Boards from 1993 to September 1997 and of FASF's Board from June 1996 to September 1997; President of FAF and FAIF from June 1989 to November 1989; Owner and President, Strauss Management Company, since 1993; Owner and President, Community Resource Partnerships, Inc., a community business retention survey company, since 1992; Owner and President, Excensus(TM), LLC, a consulting firm, since 2000; Attorney-at-law. Age: 61.

         Virginia L. Stringer, 712 Linwood Avenue, St. Paul, Minnesota 55105:
Chair of FAIF's, FAF's and FASF's Boards since September 1997, and of FAIP's Board since 1999; Director of FAIF since August 1987, of FAF since April 1991, of FASF since June 1996, and of FAIP since August 1999; Owner and President, Strategic Management Resources, Inc. since 1993; formerly President and Director of The Inventure Group, a management consulting and training company, President of Scott's, Inc., a transportation company, and Vice President of Human Resources of The Pillsbury Company. Age: 56.

         James M. Wade, 2802 Wind Bluff Circle, Wilmington, North Carolina 28409: [Director of FAIF, FAF, FASF and FAIP since August 2001]; Owner and President, Jim Wade Homes, a home manufacturing company, since 1999; Vice President and Chief Financial Officer, Johnson Controls, Inc., a controls manufacturing company from January 1987 to May 1991. Age: 57.

EXECUTIVE OFFICERS

         Thomas S. Schreier, Jr., U.S. Bancorp Piper Jaffray Asset Management, 601 Second Avenue South, Minneapolis, Minnesota 55402; President of FAIF, FAF, FASF, and FAIP since February 28, 2001; Chief Executive Officer of U.S. Bancorp Piper Jaffray Asset Management since May 2001; Chief Executive Officer of First American Asset Management from December 2000 through May 2001 and of Firstar Investment & Research Management Company from February 2001 through May 2001; Senior Managing Director and Head of Equity Research of U.S. Bancorp Piper Jaffray through December 2000; Senior Airline Analyst and Director of Equity Research of Credit Suisse First Boston through 1998. Age: 38.

         Peter O. Torvik, U.S. Bancorp Piper Jaffray Asset Management, 601 Second Avenue South, Minneapolis, Minnesota 55402; Vice President Marketing of FAIF, FAF, FASF and FAIP since September 20, 2000; Executive Vice President of U.S. Bancorp Piper Jaffray Asset Management since May 2001; Executive Vice President of First American Asset Management from 2000 through May 2001 and of Firstar Investment & Research Management Company from February 2001 through May 2001; President and partner of DPG Group, a Florida-based partnership engaged in affinity marketing through 2000. Age: 46.

         Jeffery M. Wilson, U.S. Bancorp Piper Jaffray Asset Management, 601 Second Avenue South, Minneapolis, Minnesota 55402; Vice President Administration of FAIF, FAF, FASF and FAIP since March 11, 2000; Senior Vice President of U.S. Bancorp Piper Jaffray Asset Management since May 2001; Senior Vice President of First American Asset Management through May 2001. Age: 44.

         Robert H. Nelson, U.S. Bancorp Piper Jaffray Asset Management, 601 Second Avenue South, Minneapolis, Minnesota 55402; Treasurer of FAIF, FAF, FASF and FAIP since March 11, 2000; Senior Vice President of U.S. Bancorp Piper Jaffray Asset Management since May 2001; Senior Vice President of First American Asset Management from 1998 through May 2001 and of Firstar Investment & Research Management Company from February 2001 through May 2001; Senior Vice President of Piper Capital Management Inc. through 1998. Age: 37.

         James L. Chosy, U.S. Bancorp Piper Jaffray Asset Management, 601 Second Avenue South, Minneapolis, Minnesota 55402; Secretary of FAIF, FAF, FASF and FAIP since 2000; Associate General Counsel of U.S. Bancorp since 1996. Age: 37.

         Michael J. Radmer, 220 South Sixth Street, Minneapolis, Minnesota 55402; Assistant Secretary of FAIF, FAF, FASF and FAIP since March 2000; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm and general counsel of FAIF, FAF and FASF. Age: 56.

         James D. Alt, 220 South Sixth Street, Minneapolis, Minnesota 55402; Assistant Secretary of FAF, FAIF and FASF since September 1998, and of FAIP since September 1999; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm. Age: 49.

         Kathleen L. Prudhomme, 220 South Sixth Street, Minneapolis, Minnesota 55402; Assistant Secretary of FAF, FAIF and FASF since September 1998, and of FAIP since September 1999; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm. Age: 47.

         Alaina Metz, BISYS Fund Services, 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219; Assistant Secretary for FAIF, FAF, FASF and FAIP since March 11, 2000; Chief Administrative Officer of BYSIS Fund Services. Age: 33.

COMPENSATION

         The First American Family of Funds, which includes FAIF, FAF, FASF, FAIP and FACEF, currently pays only to directors of the funds who are not paid employees or affiliates of the funds a fee of $27,000 per year ($40,500 in the case of the Chair) plus $4,000 ($6,000 in the case of the Chair) per meeting of the Board attended and $1,200 per committee meeting attended ($1,800 in the case of a committee chair) and reimburses travel expenses of directors and officers to attend Board meetings. In the event of telephonic Board or committee meetings (other than Pricing Committee meetings for which the regular meeting schedule applies), each director receives a fee of $500 per Board or committee meeting ($750 in the case of the Chair or committee chair). In addition, directors may receive a per diem fee of $1,500 per day, plus travel expenses when directors travel out of town on fund business. However, directors do not receive the $1,500 per diem amount plus the foregoing Board or committee fee for an out-of-town committee or Board meeting but instead receive the greater of the total per diem fee or meeting fee. Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which Michael J. Radmer, James D. Alt and Kathleen L. Prudhomme, assistant secretaries of FAIF, FAF, FASF, FAIP and FACEF, are partners. The following table sets forth information concerning aggregate compensation paid to each director of FAIP (i) by FAIP (column 2), and (ii) by FAIP, FAIF, FAF, FASF and FACEF collectively (column 5) during the year ended December 31, 2000. No executive officer or affiliated person of FAIP had aggregate compensation from FAIP in excess of $60,000 during such year:

          (1)                           (2)                 (3)                (4)                  (5)
NAME OF PERSON, POSITION             AGGREGATE           PENSION OR     ESTIMATED ANNUAL    TOTAL COMPENSATION
                                    COMPENSATION         RETIREMENT       BENEFITS UPON     FROM REGISTRANT AND
                                  FROM REGISTRANT*    BENEFITS ACCRUED     RETIREMENT        FUND COMPLEX PAID
                                                      AS PART OF FUND                         TO DIRECTORS**
                                                         EXPENSES
Robert J. Dayton, Director           $    10                -0-               -0-                $57,200
Roger A. Gibson, Director                294                -0-               -0-                 55,400
Andrew M. Hunter III, Director           585                -0-               -0-                 56,000
Leonard W. Kedrowski, Director           323                -0-               -0-                 60,800
Richard K. Riederer, Director             NA                 NA                NA                     NA
Robert L. Spies, Director***             660                -0-               -0-                 63,200
John M. Murphy, Jr., Director            -0-                -0-               -0-                    -0-
Joseph D. Strauss, Director              157                -0-               -0-                 70,400
Virginia L. Stringer, Director            14                -0-               -0-                 78,100
James M. Wade, Director                   NA                 NA                NA                     NA

- -------------------------------------------------

  *Included in the Aggregate Compensation From Registrant under column 2 are amounts deferred by Directors pursuant to the Deferred Compensation plan discussed below. Pursuant to this plan, compensation was deferred for the following directors: Roger A. Gibson, $289; Andrew M. Hunter III, $585; Leonard W. Kedrowski, $317; Robert L. Spies, $660; and Joseph D. Strauss, $147.
 **Deferred Compensation is included in the Total Compensation under column 5 for the following directors that elected to participate in the plan: Roger A. Gibson, $27,700; Andrew M. Hunter, $56,000; Leonard W. Kedrowski, $30,400; Robert L. Spies, $63,200; and Joseph D. Strauss, $14,080.
***Robert L. Spies did not stand for re-election at the August 31, 2001, shareholder meeting.

         The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in the shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Portfolio assets and liabilities and will not obligate the Portfolios to retain any director or pay any particular level of compensation.

                                 CODE OF ETHICS

         First American Insurance Portfolios, Inc., U.S. Bancorp Piper Jaffray Asset Management, Inc., Clay Finlay Inc., and Quasar Distributors, LLC, have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. Each of these Codes of Ethics permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Portfolios. These Codes of Ethics are on public file with, and are available from, the Securities and Exchange Commission.

                INVESTMENT ADVISORY AGREEMENT AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

         U.S. Bancorp Piper Jaffray Asset Management, 601 Second Avenue South, Minneapolis, Minnesota 55402, serves as the investment advisor and manager of the Portfolios. U.S. Bancorp Piper Jaffray Asset Management is a registered investment adviser under the Investment Advisers Act of 1940, and is a subsidiary of U.S. Bank National Association ("U.S. Bank"). U.S. Bank is a subsidiary of U.S. Bancorp ("USB"), 601 Second Avenue South, Minneapolis, Minnesota 55402, which is a regional, multi-state bank holding company headquartered in Minneapolis, Minnesota. USB operates 7 banks and 11 trust companies with banking offices in 28 contiguous states. USB also has various other subsidiaries engaged in financial services. At March 31, 2001 on a pro forma combined basis, USB and its consolidated subsidiaries had consolidated assets of more than $160 billion, consolidated deposits of more than $104 billion and shareholders' equity of more than $15 billion.

         Pursuant to an Investment Advisory Agreement, dated December 8, 1999 (the "Advisory Agreement"), on behalf of each Portfolio and assumed by U.S. Bancorp Piper Jaffray Asset Management from U.S. Bank pursuant to an internal reorganization within USB on May 1, 2001, FAIP engages the Advisor to managed the investment of each Portfolio's assets. Prior to May 1, 2001, U.S. Bank served as investment adviser to the Portfolios.

         The Investment Advisory Agreement requires that the Portfolios pay the Advisor monthly fees calculated on an annual basis equal to 0.65% of average daily net assets for Corporate Bond Portfolio, Equity Income Portfolio and Large Cap Growth Portfolio, equal to 0.70% of average daily net assets for Mid Cap Growth Portfolio, Small Cap Growth Portfolio and Technology Portfolio, and equal to 1.10% of average daily net assets for International Portfolio. The Advisory Agreement requires the Advisor to provide FAIP with all necessary office space, personnel and facilities necessary and incident to the Advisor's performance of its services thereunder. The Advisor is responsible for the payment of all compensation to personnel of FAIP and the officers and directors of FAIP, if any, who are affiliated with the Advisor or any of its affiliates.

         In addition to the investment advisory fee, each Portfolio pays all its expenses that are not expressly assumed by the Advisor or any other organization with which the Portfolio may enter into an agreement for the performance of services. Each Portfolio is liable for such nonrecurring expenses as may arise, including litigation to which the Portfolio may be a party, and it may have an obligation to indemnify its directors and officers with respect to such litigation.

         The Advisor may, at its option, waive any or all of its fees, or reimburse expenses, with respect to any Portfolio from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time. The Advisor also may absorb or reimburse expenses of the Portfolios from time to time, in its discretion, while retaining the ability to be reimbursed by the Portfolios for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Portfolio's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

         The following table sets forth total advisory fees before waivers and after waivers for each of the Portfolios for the fiscal period ended December 31, 2000:

                                                   PERIOD ENDED
                                                DECEMBER 31, 2000
                                                   ADVISORY FEE
Corporate Bond Portfolio                                 *
Equity Income Portfolio                                  *
Large Cap Growth Portfolio                            $5,827
Mid Cap Growth Portfolio                                 *
Small Cap Growth Portfolio                               *
Technology Portfolio                                   6,102
International Portfolio                                9,609

- ------------------------------------------

* Portfolios were not in operation during the fiscal year ended December 31, 2000.

SUB-ADVISORY AGREEMENT FOR INTERNATIONAL PORTFOLIO

         Clay Finlay Inc. (Clay Finlay), 200 Park Avenue, New York, New York, 10166, is the sub-advisor to the International Portfolio under an agreement with the Advisor (the "Clay Finlay Sub Advisory Agreement"), and is responsible for the investment and reinvestment of the Portfolio's assets and the placement of brokerage transaction for the Portfolio. Clay Finlay has been retained by the Portfolio's investment advisor and is paid a portion of the advisory fee. Clay Finlay, an international equity investment management firm, headquartered in New York, was founded in 1982, and has a network of offices in London, Geneva, Melbourne and Tokyo. International equity investment management has always been Clay Finlay's only business. Clay Finlay offers a full range of Global, International (Diversified and Concentrated) and regional (Europe, Continental Europe, Japan, Pacific Basin ex Japan and Global Emerging Markets) equity mandates. Clay Finlay is a wholly owned subsidiary of Old Mutual plc. Old Mutual is a publicly owned international financial services group listed on the London Stock Exchange. As of June 30, 2000, Clay Finlay had $5.7 billion in assets under management.

         For its services to International Portfolio under the Clay Finlay Sub-Advisory Agreement, Clay Finlay is paid a monthly fee by the Advisor calculated on an annual basis equal to 0.25% of the first $500 million of International Portfolio's average daily net assets, 0.10% of International Portfolio's average daily net assets in excess of $500 million.

ADMINISTRATION AGREEMENT

         [IN ADDITION TO ACTING AS THE ADVISOR, U.S. BANCORP PIPER JAFFRAY ASSET MANAGEMENT ALSO SERVES AS THE ADMINISTRATOR (THE "ADMINISTRATOR") FOR THE PORTFOLIOS PURSUANT TO AN ADMINISTRATION AGREEMENT ASSIGNED TO THE ADVISOR BY U.S. BANK PURSUANT TO AN INTERNAL REORGANIZATION WITHIN U.S. BANCORP ON MAY 1, 2001. UNDER THE ADMINISTRATION AGREEMENT, THE ADMINISTRATOR IS COMPENSATED TO PROVIDE, OR, COMPENSATES OTHER ENTITIES TO PROVIDE SERVICES TO THE PORTFOLIOS. THESE SERVICES INCLUDE, VARIOUS LEGAL, OVERSIGHT AND ADMINISTRATIVE SERVICES, ACCOUNTING SERVICES, TRANSFER AGENCY AND DIVIDEND DISBURSING SERVICES AND SHAREHOLDER SERVICES. THE PORTFOLIOS PAY THE ADMINISTRATOR

FEES WHICH ARE CALCULATED DAILY AND PAID MONTHLY, EQUAL TO EACH PORTFOLIO'S PRO RATA SHARE OF AN AMOUNT EQUAL, ON AN ANNUAL BASIS, TO 0.07% OF THE AGGREGATE AVERAGE DAILY ASSETS OF ALL OPEN-END MUTUAL FUNDS IN THE FIRST AMERICAN FUND FAMILY UP TO $8 BILLION, AND 0.05% OF THE AGGREGATE AVERAGE DAILY NET ASSETS OF ALL OPEN-END MUTUAL FUNDS IN THE FIRST AMERICAN FUND FAMILY IN EXCESS OF $8 BILLION. (FOR THE PURPOSES OF THIS AGREEMENT, THE FIRST AMERICAN FUND FAMILY INCLUDES ALL SERIES OF FAF, FASF, FAIF, AND FAIP.) IN ADDITION, THE PORTFOLIOS PAY THE ADMINISTRATOR ANNUAL FEES OF $18,500 PER CUSIP, SHAREHOLDER ACCOUNT FEES OF $15.00 PER ACCOUNT AND CLOSED ACCOUNT FEES OF $3.50 PER ACCOUNT.]

         The following table sets forth total administrative fees, after waivers, paid by each of the Portfolios for the fiscal period ended December 31, 2000:

                                                   PERIOD ENDED
                                                DECEMBER 31, 2000
Corporate Bond Portfolio                                *
Equity Income Portfolio                                 *
Large Cap Growth Portfolio                           $33,879
Mid Cap Growth Portfolio                                *
Small Cap Growth Portfolio                              *
Technology Portfolio                                  33,879
International Portfolio                               33,879

- ------------------------------------------

* Portfolios were not in operation during the fiscal year ended December 31, 2000.

DISTRIBUTOR AND DISTRIBUTION PLAN

         Quasar Distributors, LLC (the "Distributor") serves as distributor for the Class IB Shares of the Portfolios pursuant to a Distribution Agreement dated April 2001 between itself and the Portfolios.

         Portfolio shares and other securities distributed by the Distributor are not deposits or obligations of, or endorsed or guaranteed by, U.S. Bank or its affiliates, and are not insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation.

         Under the Distribution Agreement, the Distributor has agreed to perform all distribution services and functions of the Portfolios to the extent such services and functions are not provided to the Portfolios pursuant to another agreement. The Distribution Agreement provides that Class IB Shares of the Portfolios are distributed through the Distributor and through insurance companies which enter into participation agreements with the advisor to perform distribution or shareholder support services. The Class IB Shares pay to the Distributor a fee at an annual rate of 0.25% of the average daily net assets of the Class IB shares. The fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to insurance companies through which their separate accounts hold shares of the Portfolios for ongoing servicing and/or maintenance of variable annuity account holders investing in the separate accounts. This fee is calculated and paid each month based on average daily net assets of Class IB Shares of each Portfolio for that month.

         The Distribution Agreement provides that it will continue in effect for a period of more than one year from the date of its execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of FAIP and by the vote of the majority of those Board members of FAIP who are not interested persons of FAIP and who have not direct or indirect financial interest in the operation of FAIP's Rule 12b-1 Plan of Distribution or in any agreement related to such plan.

         The Distribution Plan did not exist prior to May 1, 2001. Therefore, no information is presented with respect to fees paid.

CUSTODIAN; COUNSEL; AUDITORS

         CUSTODIAN. U.S. Bank acts as the custodian (the "Custodian"). U.S. Bank's custodian operations are located at U.S. Bank Center, 180 East Fifth Street, St. Paul, Minnesota 55101. All of the instruments representing the investments of the Portfolios and all cash is held by the Custodian or, for International Portfolio, by a sub-custodian. The Custodian or such sub-custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Portfolio assets in payment of Portfolio expenses, pursuant to instructions of FAIP's officers or resolutions of the Board of Directors.

         As compensation for its services to the Portfolios, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.01% of such Portfolio's average daily net assets. Sub-custodian fees with respect to International Portfolio are paid by the Custodian out of its fees from such Portfolio. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Portfolios. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not interested persons (as defined under the 1940 Act) of FAIP.

         COUNSEL. Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, is independent counsel for FAIP.

          AUDITORS. Ernst & Young LLP, 1400 Pillsbury Center, Minneapolis, Minnesota 55402, serves as FAIP's independent auditors, providing audit services, including audits of the annual financial statements and assistance and consultation in connection with SEC filings.

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

         Decisions with respect to placement of the Portfolios' transactions are made by the Advisor or, in the case International Portfolio, its Sub-Advisor. The Portfolios' policy is to seek to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable price. The Advisor or Sub-Advisor may, however, select a broker or dealer to effect a particular transaction without communicating with all brokers or dealers who might be able to effect such transaction because of the volatility of the market and the desire of the Advisor or Sub-Advisor to accept a particular price for a security because the price offered by the broker or dealer meets guidelines for profit, yield or both. Many of the portfolio transactions involve payment of a brokerage commission by the appropriate Portfolio. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis are made without the payment of brokerage commissions but at net prices, which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Portfolios deal with market makers unless it appears that better price and execution are available elsewhere.

         While the Advisor and, in the case of International Portfolio, its Sub-Advisor, do not deem it practicable and in the Portfolios' best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given by the Advisor and, in the case of International Portfolio, its Sub-Advisor, to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

         It is expected that International Portfolio will purchase most foreign equity securities in the over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The fixed commission paid in connection with most such foreign stock transactions generally is higher than negotiated commission on United States transactions. There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

         Foreign equity securities may be held in the form of American Depositary Receipts, or ADRs, European Depositary Receipts, or EDRs, or securities convertible into foreign equity securities. ADRs and EDRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas. The foreign and domestic debt securities and money market instruments in which the Portfolios may invest are generally traded in the over-the-counter markets.

         Subject to the policy of seeking favorable price and execution for the transaction size and risk involved, in selecting brokers and dealers and determining commissions paid to them, the Advisor, or Sub Advisor, may consider ability to provide supplemental performance, statistical and other research information as well as computer hardware and software for research purposes for consideration, analysis and evaluation by the staff of the Advisor or Sub Advisor. In accordance with this policy, the Portfolios do not execute brokerage transactions solely on the basis of the lowest commission rate available for a particular transaction. Subject to the requirements of favorable price and efficient execution, placement of orders by securities firms for the purchase of shares of the Portfolios may be taken into account as a factor in the allocation of portfolio transactions.

         Research services that may be received by the Advisor or Sub Advisor would include advice, both directly and indirectly and in writing, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. The research services may allow the Advisor or Sub Advisor to supplement its own investment research activities and enable the Advisor or Sub Advisor to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Portfolios. To the extent portfolio transactions are effected with brokers and dealers who furnish research services, the Advisor or Sub Advisor would receive a benefit, which is not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Portfolios from these transactions. Research services furnished by brokers and dealers used by the Portfolios for portfolio transactions may be utilized by the Advisor or Sub Advisor in connection with investment services for other accounts and, likewise, research services provided by brokers and dealers used for transactions of other accounts may be utilized by the Advisor or Sub Advisor in performing services for the Portfolios. The Advisor or Sub Advisor determine the reasonableness of the commissions paid in relation to their view of the value of the brokerage and research services provided, considered in terms of the particular transactions and their overall responsibilities with respect to all accounts as to which they exercise investment discretion.

         The Advisor or Sub Advisor have not entered into any formal or informal agreements with any broker or dealer, and do not maintain any "formula" that must be followed in connection with the placement of Portfolio portfolio transactions in exchange for research services provided to the Advisor or Sub Advisor, except as noted below. The Advisor or Sub Advisor may, from time to time, maintain an informal list of brokers and dealers that will be used as a general guide in the placement of Portfolio business in order to encourage certain brokers and dealers to provide the Advisor or Sub Advisor with research services, which the Advisor or Sub Advisor anticipates will be useful to it. Any list, if maintained, would be merely a general guide, which would be used only after the primary criteria for the selection of brokers and dealers (discussed above) had been met, and accordingly, substantial deviations from the list could occur. The Advisor or Sub Advisor would authorize the Portfolios to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if the Advisor or Sub Advisor determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor or Sub Advisor with respect to the Portfolios.

         The Portfolios do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Advisor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Portfolios, as determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Portfolios as the Portfolios can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

         When two or more clients of the Advisor or Sub Advisor are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Advisor or Sub Advisor to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

                                  CAPITAL STOCK

         Each share of each Portfolio's $.01 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Portfolios have no preemptive or conversion rights.

         Each share of a Portfolio has one vote. On some issues, such as the election of directors, all shares of all FAIP Portfolios vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Portfolio, the shares of that Portfolio will vote as a separate series. An example of such an issue would be a proposal to alter a fundamental investment restriction pertaining to a Portfolio.

         The Bylaws of FAIP provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the 1940 Act.

         Currently, the shares of the Portfolios are sold to Hartford Life and Annuity Insurance Company and Hartford Life Insurance Company, subsidiaries of Hartford Financial Services Group domiciled in the state of Connecticut, and PFL Life Insurance Company, subsidiary of AEGON Insurance Group ("AEGON") domiciled in the state of Iowa, through certain of their separate accounts to fund the benefits under variable annuity contracts ("Contracts"). [ADD NEW INSURANCE COMPANY RELATIONSHIPS]. The shares of the Portfolios may also be held by the Advisor (representing seed money investments). Additionally, the Portfolios may be used for other purposes in the future. The separate accounts, which will be the owners of the shares of the Portfolios, will invest in the shares of each Portfolio in accordance with instructions received from the owners of the Contracts. As of April 1, 2001, Hartford Life and Annuity Insurance Company owned 51.76% of Large Cap Growth Portfolio, 71.44% of Technology Portfolio, and 36.56% of International Portfolio. The Advisor owned 30.72% of Large Cap Growth Portfolio, 24.17% of Technology Portfolio, and 53.43% of International Portfolio. AEGON owned 17.52% of Large Cap Growth Portfolio, 100% of Mid Cap Growth Portfolio, 100% of Small Cap Growth Portfolio, 4.39% of Technology Portfolio, and 10.01% of International Portfolio. As a result, Hartford Life and Annuity Insurance Company, AEGON and the Advisor are controlling persons of the Portfolios and, through their respective ownership, may control and approve actions of the Portfolios. Hartford Life and Annuity Insurance Company's address is 200 Hopmeadow Street, Simsbury, Connecticut 06089. AEGON's address is 4333 Edgewood Road N.E., Cedar Rapids, IA 52499. The Advisor's address is 601 Second Avenue South, Minneapolis, Minnesota, 55402.


                       NET ASSET VALUE AND OFFERING PRICE

         The offering price of the shares of a Portfolio generally equals the Portfolio's net asset value, with adjustments based on any separate account fees of participating insurance companies, as described in your participating insurance company prospectus. Please note that the net asset value of Class IA and Class IB shares is the same since no sales charge is imposed on the sale of these shares. On ______________, 2001, the net asset value per share for each Portfolio was calculated as follows:

                                                           Net Asset Value
                                                           ---------------
Corporate Bond Portfolio                                        $10.00
Equity Income Portfolio                                         $10.00
Large Cap Growth Portfolio                                      $
Mid Cap Growth Portfolio                                        $
Small Cap Growth Portfolio                                      $
Technology Portfolio                                            $
International Portfolio                                         $

         The net asset value of each Portfolio's shares is determined on each day during which the New York Stock Exchange (the "NYSE") is open for business. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. To the extent that the securities of a Portfolio are traded on days that the Portfolio is not open for business, such Portfolio's net asset value per share may be affected on days when investors may not purchase or redeem shares. This may occur, for example, where International Portfolio holds securities which are traded in foreign markets.


                              PORTFOLIO PERFORMANCE

         Advertisements and other sales literature for the Portfolios may refer to a Portfolio's "average annual total return" and "cumulative total return." In addition, each Portfolio may provide yield calculations in advertisements and other sales literature. All such yield and total return quotations are based on historical earnings and are not intended to indicate future performance. The return on and principal value of an investment in any of the Portfolios will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         AVERAGE ANNUAL TOTAL RETURN. Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Average annual total return figures are computed according to the following formula:

            P(1 + T)n   =  ERV

         Where:    P    =  a hypothetical initial payment of $1,000
                   T    =  average annual total return
                   n    =  number of years
                   ERV  =  ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the applicable Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

         The Advisor has waived a portion of their fees on a voluntary basis, thereby increasing total return and yield. These fees may or may not be waived in the future in the Advisor's discretion.

         CUMULATIVE TOTAL RETURN. Cumulative total return is calculated by subtracting a hypothetical $1,000 investment in a Portfolio from the redeemable value of such investment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. Cumulative total return is computed according to the following formula:

         CTR = (ERV-P) 100
               -----------
                    P

         Where:    CTR  =  Cumulative total return;
                   ERV  =  ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of
                           such period; and
                   P    =  initial payment of $1,000.

This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the applicable Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

         Based on the foregoing, the cumulative and the average annual total returns for the Portfolios from commencement of operations through December 31, 2000, were as set forth below:

                                   CUMULATIVE SINCE    AVERAGE ANNUAL SINCE
                                      INCEPTION *           INCEPTION *
Corporate Bond Portfolio                   *                     *
Equity Income Portfolio                    *                     *
Large Cap Growth Portfolio              (17.20)%              (17.20)%
Mid Cap Growth Portfolio                   *                     *
Small Cap Growth Portfolio                 *                     *
Technology Portfolio                    (42.10)               (42.10)
International Portfolio                 (19.10)               (19.10

- --------------------------------

* Large Cap Growth Portfolio, Technology Portfolio and International Portfolio commenced operations on April 28, 2000. Corporate Bond Portfolio, Equity Income Portfolio, Mid Cap Growth Portfolio and Small Cap Growth Portfolio were not in operation during the fiscal year ended December 31, 2000.


         YIELD. Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the advertised period by the offering price per share (including the maximum sales charge) on the last day of the period. The result will then be "annualized" using a formula that provides for semi-annual compounding of income. Yield is computed according to the following formula:

         YIELD = 2[(a-b + 1)6 - 1]
                 -----------------
                        cd

         Where:   a  =  dividends and interest earned during the period;
                  b  =  expenses accrued for the period (net of reimbursements);
                  c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends; and
                  d  =  the maximum offering price per share on the last day of the period.


                                    TAXATION

         Shares of the Portfolios are offered only to separate accounts that fund variable annuity contracts and variable life insurance policies issued by participating insurance companies. See the Prospectus of such contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts, the variable annuity contracts, variable insurance policies, and the holders thereof.

         The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Portfolio of FAIP. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Portfolio. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

         GENERAL. The following is only a summary of certain additional tax considerations generally affecting each Portfolio that are not described in the Prospectus. The discussions below and in the Prospectus are not intended as substitutes for careful tax planning.

         The holders of variable life insurance policies or annuity contracts should not be subject to tax with respect to distributions made on, or redemptions of, Portfolio shares, assuming that the variable life insurance policies and annuity contracts qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as life insurance or annuities, respectively, and that the shareholders are treated as owners of the Portfolio shares. Thus, this summary does not describe the tax consequences to a holder of a life insurance policy or annuity contract as a result of the ownership of such policies or contracts. Policy or contract holders must consult the prospectuses of their respective policies or contracts for information concerning the federal income tax consequences of owning such policies or contracts. This summary also does not describe the tax consequences applicable to the owners of the Portfolio shares because the Portfolio shares will be sold only to insurance companies. Thus, purchasers of Portfolio shares must consult their own tax advisers regarding the federal, state, and local tax consequences of owning Portfolio shares.

         Each Portfolio intends to fulfill the requirements of Subchapter M of the Code, as a regulated investment company. If so qualified, each Portfolio will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that (a) a Portfolio derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) such Portfolio diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of such Portfolio's total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Portfolio's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Portfolio and engaged in the same, similar or related trades or businesses.

         If a Portfolio complies with such provisions, then in any taxable year in which such Portfolio distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than "net capital gain," as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Portfolio (but not its shareholders) will be relieved of federal income tax on any income of the Portfolio, including long-term capital gains, distributed to shareholders. However, if a Portfolio retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If the Portfolio retains any net capital gain, the Portfolio may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Portfolio against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Portfolio will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Portfolio intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest.

         If a Portfolio invests in U.S. Treasury inflation-protection securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Portfolio purchases such inflation-protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. A Portfolio holding an obligation with original issue discount is required to accrue as ordinary income a portion of such original issue discount even though it receives no cash currently as interest payment corresponding to the amount of the original issue discount. Because each Portfolio is required to distribute substantially all of its net investment income (including accrued original issue discount) in order to be taxed as a regulated investment company, it may be required to distribute an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Portfolio may be required to borrow or liquidate securities.

         Some of the investment practices that may be employed by the Portfolios will be subject to special provisions that, among other things, may defer the use of certain losses of such Portfolios, affect the holding period of the securities held by the Portfolios and, particularly in the case of transactions in or with respect to foreign currencies, affect the character of the gains or losses realized. These provisions may also require the Portfolios to mark-to-market some of the positions in their respective Portfolios (i.e., treat them as closed out) or to accrue original discount, both of which may cause such Portfolios to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, a Portfolio may be required to borrow or liquidate securities. Each Portfolio will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Portfolios as regulated investments companies.

         It is expected that any net gain realized from the closing out of futures contracts, options, or forward currency contracts will be considered gain from the sale of securities or currencies and therefore qualifying income for purposes of the 90% of gross income from qualified sources requirement, as discussed above.

         Pursuant to the Code, distributions of net investment income by a Portfolio to a shareholder who is a foreign shareholder (as defined below) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Portfolio to a foreign shareholder is "effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Portfolio will report annually to its shareholders the amount of any withholding.

         A foreign shareholder is any person who is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in the United States or under the laws of the Untied States or a political subdivision thereof, (iii) an estate whose income is includible in gross income for U.S. federal income tax purposes or (iv) a trust whose administration is subject to the primary supervision of the U.S. court and which has one or more U.S. fiduciaries who have authority to control all substantial decisions of the trust.

         Each Portfolio intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. Under Code
Section 817(h), a variable life insurance or annuity contract will not be treated as a life insurance policy or annuity contract, respectively, under the Code, unless the segregated asset account upon which such contract or policy is based is "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide that, except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the segregated asset account's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. As a safe harbor, a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. Government securities and securities of other regulated investment companies. In addition, a segregated asset account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the United States Treasury.

         For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided that the shares of such regulated investment company are held only by insurance companies and certain fund managers (a "Closed Fund").

         If the segregated asset account upon which a variable contract is based is not "adequately diversified" under the foregoing rules for each calendar quarter, then (a) the variable contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods during which such account is not "adequately diversified" and (b) the holders of such contract must include as ordinary income the "income on the contract" for each taxable year. Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a "life insurance contract" under the Code. The "income on the contract" is, generally, the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year. In addition, if a Portfolio does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Portfolio through a segregated asset account may be treated as owners of Portfolio shares and may be subject to tax on distributions made by the Portfolio.

         In order to avoid a 4% federal excise tax, each Portfolio must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Portfolio paid no federal income tax. For federal income tax purposes, dividends declared by a Portfolio in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared. The Portfolios anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax. For federal income tax purposes, each Portfolio is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss.

         Certain Portfolios will be subject to foreign taxes on their income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

         STATE AND LOCAL. Each Portfolio may be subject to state or local taxes in jurisdictions in which such Portfolio may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Portfolio and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Portfolio may have tax consequences for shareholders different from those of a direct investment in such Portfolio's securities.

         The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.

                                     RATINGS

         A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Markets values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

         When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Portfolios are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

RATINGS OF CORPORATE DEBT OBLIGATIONS

         STANDARD & POOR'S

         AAA: Securities rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA: Securities rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

         A: Securities rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB: Securities rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although such securities normally exhibit adequate protection standards, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than for those in higher rated categories.

Debt rated BB, B, CCC, CC, and C by Standard & Poor's is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB: Securities rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B: Securities rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC: Securities rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Securities rated SD or D are in selective default or default, respectively. Such a rating is assigned when an obligor has failed to pay one or more of its financial obligations (rated or unrated) when it came due.

         MOODY'S

         Aaa: Securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade securities. They are rated lower than the best securities because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater magnitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

         A: Securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Securities which are rated Baa are considered as medium grade obligations, being neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have some speculative characteristics.

         Ba: An issue which is rated Ba is judged to have speculative elements; its future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

         B: An issue which is rated B generally lacks characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: An issue which is rated Caa is of poor standing. Such an issue may be in default or there may be present elements of danger with respect to principal or interest.

Those securities in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1 and Baa-1. Other Aa, A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality groups, (2) designate securities which can be bought for possible upgrading in quality and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.

RATINGS OF PREFERRED STOCK

         STANDARD & POOR'S. Standard & Poor's ratings for preferred stock have the following definitions:

         AAA: An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA: A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as or issues rated "AAA."

         A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the category.

         MOODY'S. Moody's ratings for preferred stock include the following:

         aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa: An issue which is rated "aa" is considered a high grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         baa: An issue which is rated "baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

RATINGS OF COMMERCIAL PAPER

         STANDARD & POOR'S. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) symbol designation. None of the Portfolios will purchase commercial paper rated A-3 or lower.

         MOODY'S. Moody's commercial paper ratings are opinions as to the ability of the issuers to timely repay promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, and it does not represent that any specific instrument is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         PRIME-1: Superior capacity for repayment.

         PRIME-2: Strong capacity for repayment.

         PRIME-3: Acceptable capacity for repayment.

None of the Portfolios will purchase Prime-3 commercial paper.


                              FINANCIAL STATEMENTS

         The financial statements of FAIP included in its annual report to shareholders dated December 31, 2000 are hereby incorporated herein by reference.

WEALTH BUILDING OPPORTUNITY
OHIO NATIONAL
FUND, INC.
--------------------------------------------------------------------------------


                                                Annual Report
                                                --------------------------------
                                                December 31, 2000


                                                Ohio National Fund, Inc.






[Ohio National
 Financial Services Logo]

President's
Message

                                         [John J. Palmer Photo]

Dear Investor:

Thank you for being an investor in the Ohio National Fund. All of us here appreciate your support.

We are pleased to provide you with an update of Ohio National Fund's performance and investment activity for 2000.

Changes Continue

A new year brings new challenges, but we remain committed to continuing to provide you with high quality investment management and a broad array of investment choices. Highlights of the year 2000 for your fund include:

-- In January 2000 we changed management on our Aggressive Growth Portfolio from
  Strong Capital Management to Janus Capital Corporation. Janus is a well-recognized name in the mutual fund industry, and we are pleased to have them managing our Aggressive Growth Portfolio. Janus was founded in 1969 and acts as adviser to 61 publicly traded mutual funds. Assets under management are currently $253 billion.

-- In January 2000 we changed management of our Capital Appreciation Portfolio from T. Rowe Price Associates, Inc., to Jennison Associates, LLC. Jennison proved their mettle in a difficult market, posting the highest return of an Ohio National portfolio in 2000. This performance garnered the portfolio a #1 ranking by Lipper Analytical in its category for the year ending 12/31/00.

-- In May 2000 we opened a new portfolio, the Nasdaq 100 Index. As the name implies, this portfolio is designed to mimic the performance of the Nasdaq-100 Index. This portfolio is non-diversified, meaning it is not limited to investing no more than 5% of its assets in the securities of any one issuer and no more than 25% of its assets in one sector. The Nasdaq-100 Index has several individual stocks that represent more than 5% of the index and the index is predominately comprised of technology sector stocks. As such it would not be possible to attempt to duplicate performance under the normal diversification rules.

--One of our portfolio managers achieved a significant milestone this year. Bill
  Miller, the manager for the Equity portfolio, beat the S&P 500 Index for the tenth year in a row with the Legg Mason Value Trust mutual fund. No other fund manager has performed this feat. Returns for our Equity Portfolio were also better than the index. The Equity Portfolio is managed similarly to the Legg Mason Value Trust and has also outperformed the S&P 500 since Miller began managing it in August 1999.

The Market Strikes Back

The year 2000 proved to be a tumultuous one for the stock market. Not in the way many thought, with a climactic crash at midnight of January 1, but in a series of valleys throughout the course of the year. Market weakness focused on technology stocks, specifically those that did not have earnings to support their prices. At the end of the year the tech-heavy Nasdaq index was down a stunning 39.27%, its worst year ever. International stocks, which had a tremendous 1999, suffered in 2000 as well. A combination of falling overseas markets and a strong dollar proved too much for most foreign investors. The technology collapse affected other parts of the domestic market as well but there were a few bright spots. The healthcare, biotechnology, energy and financial sectors all did well.

The Importance of Diversification

Last year we discussed the importance of diversification within an investment portfolio, and it is important to make the point again this year. While 1999 proved to be beneficial to growth and international portfolios, 2000 proved to be the opposite. We caution investors not to read too much into one or even two years' worth of returns. Markets fluctuate and sectors move in and out of favor. Rather than pursuing last year's winners we encourage you to take a long-term approach and work out a diversified investment plan that takes into account your risk tolerance.

In Closing

Information on your investments is contained in the following pages. Please note in reviewing performance results that rates of return under variable contracts differ from those of the underlying portfolios because of applicable charges for mortality and interest guarantees and other contract charges. Please contact your registered representative for additional information on financial protection and tax deferred accumulation options offered by your variable annuity or variable universal life insurance contract. As your needs change over time, he or she stands ready to serve you.

Thank you again for the confidence you have placed in Ohio National Fund as you pursue your wealth building endeavors. Be assured that we will continue to make every effort to merit your confidence and continued business.

Best regards,

/s/ JOHN J. PALMER
John J. Palmer, FSA, MAAA

President and Director, Ohio National Fund, Inc.

--------------------------------------------------------------------------------

Directors & Officers of Ohio National Fund, Inc.

John J. Palmer, President and Director
Ronald L. Benedict, Secretary and Director
Ross Love, Director
James E. Bushman, Director
George M. Vredeveld, Director
Thomas A. Barefield, Vice President
Michael A. Boedeker, Vice President
Christopher A. Carlson, Vice President
Dennis R. Taney, Treasurer
Marcus L. Collins, Assistant Secretary
Yvonne L. Gross, Compliance Director and Assistant Treasurer

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Equities, Inc. (Member NASD/SIPC), One Financial Way, Cincinnati, Ohio 45242, telephone 513.794.6100. 8/00

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 OBJECTIVE

The principal investment objective of the Equity Portfolio is long-term capital growth. Current income is a secondary objective.

 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:

One year                                    -6.64%
Three year                                   5.76%
Five year                                   10.59%
Ten year                                    12.02%
Since inception (1/14/71)                   10.53%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

While investment success in 1999 was determined almost exclusively by how heavily weighted one was in technology, the exact opposite was true in 2000. As you probably know, the technology heavy NASDAQ index rose over 85% in 1999, the largest single increase of any broad based index in history. In 2000, the Composite fell a record 39%.

Many value funds have had little or no technology exposure, principally because technology stocks have been among the most highly valued stocks in the market by conventional measures. As a result, value funds had one of their best years in 2000, after an extended period of under-performance. Those funds with particular focus on beaten down areas such as financials, health care, utilities, and real estate did exceptionally well in 2000. The S&P financial sector in particular gained 24% in 2000 while the technology and telecommunications sectors fell about 40% each.

Although technology and financial stocks have moved in opposite directions over the past two years since the Fed started tightening in the summer of 1999, we expect that divergent behavior will end this year. On January 3rd the Fed cut rates by 50 basis points and the market reacted very positively. The Composite had a one day rise of over 14% and the NYSE Financial Index rose almost 5%. Financials should continue to do well as credit concerns begin to ease and spreads start to widen. Falling short term interest rates should begin to improve the prospects for growth later this year and boosts the shares of technology again whose results are most sensitive to changes in growth.

Since 1996, our fund had a market or greater weighting in technology which is why our performance diverged from most value managers. We have believed, and continue to believe, that technology can be analyzed on a business value basis and that investing in companies with a sustainable competitive advantage as evidenced by their return on invested capital will provide above average shareholder returns. At the beginning of this year we recognized that most of the undervaluation that we had identified in the technology stocks which we owned was fully reflected in the stocks prices. We began selling that sector and moving most of the proceeds into the financial stocks and selective consumer names where we saw tremendous discrepancy between the intrinsic values of companies and where they were trading in the market.

Financials did better than the overall market in both the fourth quarter and the year. Since they comprise over 38% of the portfolio, they were primarily responsible for the outperformance of the fund in the quarter. In the fund for the full year, technology, communication services and consumer cyclicals were all down in the double digit range while health care, financials, capital goods and consumer staples offset most of their collective decline. We have seen a tremendous shift in valuation the technology area during 2000. Although our technology weighting is less than half of where it was at the beginning of the year at just 15.8% of the portfolio, we have recently added to numerous positions in that sector that were fully valued just 9 months ago.

Although we have mentioned the term enantiodromia, the tendency for things to swing back and forth numerous times in the past, we think it remains appropriate in describing the current market. Many of the securities which have performed poorly for us in the last year or so are likely to do much better this year, while many of our strongest performers may see some short-term profit taking as investors rotate into areas that have lagged.

Thank you again for your confidence and please let us know if you have any questions!

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                                EQUITY PORTFOLIO (COMMENCED
                                                                OPERATIONS JANUARY 14, 1971)              S&P 500 INDEX
                                                                ----------------------------              -------------
'90                                                                       10000.00                           10000.00
                                                                          10795.00                           11432.00
'91                                                                       12018.10                           13054.20
                                                                          11857.00                           12970.70
'92                                                                       12925.40                           14055.00
                                                                          13663.40                           14732.50
'93                                                                       14748.30                           15458.80
                                                                          14277.80                           14930.10
'94                                                                       14784.70                           15661.70
                                                                          17234.50                           18817.50
'95                                                                       18806.30                           21523.40
                                                                          20622.90                           23718.80
'96                                                                       22258.30                           26491.50
                                                                          24978.30                           31922.30
'97                                                                       26302.20                           35299.70
                                                                          28624.60                           41551.30
'98                                                                       27806.00                           45386.40
                                                                          30383.60                           51005.30
'99                                                                       33330.80                           54937.80
                                                                          32277.50                           54701.60
'00                                                                       31115.50                           49931.60

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.
 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Waste Management Inc.                  6.7
 2.  United Healthcare Inc.                 6.1
 3.  Washington Mutual Inc.                 5.4
 4.  America Online Inc.                    5.2
 5.  MGIC Investment Corporation            4.3
 6.  Fannie Mae                             4.2
 7.  Bank One Corporation                   4.1
 8.  Citigroup Inc.                         4.0
 9.  Albertson's Inc.                       3.8
10.  Eastman Kodak Company                  3.4

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Banking                                19.9
 2.  Medical and Related                    11.3
 3.  Financial Services                     11.3
 4.  Computer and Related                    7.2
 5.  Waste Disposal                          6.7

- ---------------
* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
- -------------------------------------------------------------
             AUTOMOTIVE & RELATED (1.4%)
    95,450   General Motors Corp. .............  $  4,861,984
                                                 ------------
             BANKING (17.0%)
   380,000   Bank One Corp. ...................    13,917,500
   115,650   Bank of America Corp. ............     5,305,444
   231,399   Chase Manhattan Corp. ............    10,514,192
   260,300   Fleet Boston Financial Corp. .....     9,777,519
   349,600   Washington Mutual Inc. ...........    18,550,650
                                                 ------------
                                                   58,065,305
                                                 ------------
             COMPUTER & RELATED (7.2%)
   310,734   *Dell Computer Corp. .............     5,418,424
   512,000   *Gateway Inc. ....................     9,210,880
    98,300   International Business Machines
              Corp. ...........................     8,355,500
   170,182   *Storage Technology Corp. ........     1,531,638
                                                 ------------
                                                   24,516,442
                                                 ------------
             COMPUTER SOFTWARE (5.2%)
   506,300   *America Online Inc. .............    17,619,240
                                                 ------------
             CONSUMER PRODUCTS (5.9%)
       121   *Berkshire Hathaway Inc. CL A ....     8,591,000
   292,100   Eastman Kodak Co. ................    11,501,438
                                                 ------------
                                                   20,092,438
                                                 ------------
             ENTERTAINMENT & LEISURE (0.5%)
   112,832   *Metro-Goldwyn-Mayer Inc. ........     1,840,572
                                                 ------------
             FINANCIAL SERVICES (11.3%)
    95,500   Bear Stearns Co. Inc. ............     4,840,656
   269,933   Citigroup Inc. ...................    13,783,454
   163,800   Fannie Mae .......................    14,209,650
   158,100   MBNA Corp. .......................     5,839,819
                                                 ------------
                                                   38,673,579
                                                 ------------
             FOOD & RELATED (6.1%)
   491,200   Albertson's Inc. .................    13,016,800
   286,000   *Kroger Co. ......................     7,739,875
                                                 ------------
                                                   20,756,675
                                                 ------------
             HOTEL/LODGING (4.2%)
   177,947   MGM Grand Inc. ...................     5,015,881
   260,300   Starwood Hotels & Resorts WW .....     9,175,575
                                                 ------------
                                                   14,191,456
                                                 ------------
             INSURANCE SERVICES (5.6%)
   101,450   Aetna Inc. .......................     4,165,791
   219,500   MGIC Investment Corp. ............    14,802,531
                                                 ------------
                                                   18,968,322
                                                 ------------
             MANUFACTURING (0.8%)
    38,100   Danaher Corp. ....................     2,605,088
                                                 ------------
             MEDICAL & RELATED (11.3%)
   305,800   *Health Net Inc. .................     8,008,138
   274,500   McKesson HBOC Inc. ...............     9,851,805
   339,200   United Healthcare Inc. ...........    20,818,400
                                                 ------------
                                                   38,678,343
                                                 ------------
             RETAIL (4.6%)
   549,600   *Amazon.com Inc. .................     8,553,150
   438,200   *Toys 'R' Us Inc. ................     7,312,462
                                                 ------------
                                                   15,865,612
                                                 ------------

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
- -------------------------------------------------------------
             TELECOMMUNICATIONS & CELLULAR (3.1%)
    29,500   *MCI Worldcom Inc. ...............  $    413,000
   407,900   *Nextel Communications Inc. ......    10,095,525
                                                 ------------
                                                   10,508,525
                                                 ------------
             WASTE DISPOSAL (6.7%)
   828,600   Waste Management Inc. ............    22,993,650
                                                 ------------
             TOTAL U.S. COMMON STOCKS (90.9%)
              (COST $313,828,900) .............  $310,237,231
                                                 ------------

                                                    MARKET
  SHARES           FOREIGN COMMON STOCKS            VALUE
- -------------------------------------------------------------
             MEXICO (1.5%)
             TELECOMMUNICATIONS & CELLULAR (1.5%)
   112,500   Telefonos de Mexico SP-ADR .......  $  5,076,562
                                                 ------------
             UNITED KINGDOM (6.1%)
             ADVERTISING (3.2%)
   840,289   *WPP Group PLC ...................    10,945,520
                                                 ------------
             BANKING (2.9%)
   933,278   *Lloyds TSB Group PLC ............     9,870,441
                                                 ------------
             TOTAL UNITED KINGDOM .............  $ 20,815,961
                                                 ------------
             TOTAL FOREIGN COMMON STOCKS (7.6%)
              (COST $23,587,816) ..............  $ 25,892,523
                                                 ------------
             TOTAL COMMON STOCKS (98.5%) (COST
              $337,416,716) ...................  $336,129,754
                                                 ------------

   FACE                                             MARKET
  AMOUNT           REPURCHASE AGREEMENTS            VALUE
- -------------------------------------------------------------
             FINANCIAL (1.6%)
$3,000,000   Goldman Sachs 6.340% 1/2/01
              repurchase price $3,002,084
              collateralized by FNMA
              certificates pool # 323322, 6.00%
              due 10/1/13, Market Value
              $3,138,901, Face Value
              $4,069,000.......................  $  3,000,000
 2,372,965   Morgan Stanley Dean Witter 6.320%
              1/2/01 repurchase price
              $2,374,631 collateralized by FNMA
              certificates pool # 423376, 6.00%
              due 7/1/28, Market Value
              $2,504,251, Face Value
              $2,975,000.......................     2,372,965
                                                 ------------
             TOTAL REPURCHASE AGREEMENTS (1.6%)
              (COST $5,372,965) ...............  $  5,372,965
                                                 ------------
             TOTAL HOLDINGS (100.1%) (COST
              $342,789,681) (a) ...............  $341,502,719
                                                 ------------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-0.1%) .............      (370,567)
                                                 ------------
             TOTAL NET ASSETS (100.0%) ........  $341,132,152
                                                 ============

- ---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from cost for federal income tax purposes by $ 614,618.
ADR (American depository receipt) represents ownership of foreign securities.
PLC  Public Limited Company

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $342,789,681) ..........  $341,502,719
  Receivable for securities sold ..........     1,877,905
  Receivable for fund shares sold .........       546,639
  Dividends and accrued interest
    receivable ............................       383,005
  Other ...................................        15,686
                                             ------------
    Total assets ..........................   344,325,954
                                             ------------
Liabilities:
  Payable for securities purchased ........     2,806,498
  Payable for fund shares redeemed ........        73,446
  Payable for investment management
    services (note 3) .....................       226,062
  Other accrued expenses ..................        87,796
                                             ------------
    Total liabilities .....................     3,193,802
                                             ------------
Net assets at market value ................  $341,132,152
                                             ============
Net assets consist of:
  Par value, $1 per share .................  $ 14,656,509
  Paid-in capital in excess of par
    value .................................   328,377,223
  Distributions in excess of net realized
    gains on investments ..................      (614,618)
  Net unrealized depreciation on
    investments (note 1) ..................    (1,286,962)
                                             ------------
Net assets at market value ................  $341,132,152
                                             ============
Shares outstanding (note 4) ...............    14,656,509
Net asset value per share .................  $      23.28
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest .................................  $    666,105
  Dividends ................................     3,385,284
  Other ....................................        11,603
                                              ------------
    Total investment income ................     4,062,992
                                              ------------
Expenses:
  Management fees (note 3) .................     2,685,082
  Custodian fees (note 3) ..................        59,800
  Directors' fees (note 3) .................         6,100
  Professional fees ........................         9,701
  Accounting and transfer agent fees .......       212,321
  Printing .................................        36,000
  Filing ...................................        15,000
  Other ....................................        22,177
                                              ------------
    Total expenses .........................     3,046,181
                                              ------------
    Net investment income ..................     1,016,811
                                              ------------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain from investments .......    15,163,634
  Net change in unrealized
    appreciation/(depreciation) on
    investments ............................   (39,043,988)
                                              ------------
  Net loss on investments ..................   (23,880,354)
                                              ------------
  Net decrease in net assets from
    operations .............................  $(22,863,543)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEARS ENDED
                                                              ----------------------------
                                                                  2000           1999
                                                              ------------   -------------
From operations:
  Net investment income ....................................  $  1,016,811   $     881,759
  Realized gain on investments .............................    15,163,634     127,818,941
  Unrealized appreciation (depreciation) on investments ....   (39,043,988)    (74,881,941)
                                                              ------------   -------------
      Net increase in net assets from operations ...........   (22,863,543)     53,818,759
                                                              ------------   -------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income ................    (1,013,923)       (882,082)
  Capital gains distributions ..............................   (16,271,442)   (126,714,022)
  Distribution in excess of capital gains...................      (614,618)              0
  Return of capital ........................................    (2,227,428)        (48,644)
                                                              ------------   -------------
      Total dividends and distributions ....................   (20,127,411)   (127,644,748)
                                                              ------------   -------------
From capital share transactions (note 4):
  Received from shares sold ................................    66,077,053      37,074,219
  Received from dividends reinvested .......................    20,127,411     127,644,748
  Paid for shares redeemed .................................   (31,695,625)    (58,181,642)
                                                              ------------   -------------
      Increase in net assets derived from capital share
       transactions ........................................    54,508,839     106,537,325
                                                              ------------   -------------
         Increase in net assets ............................    11,517,885      32,711,336
Net Assets:
  Beginning of period ......................................   329,614,267     296,902,931
                                                              ------------   -------------
  End of period ............................................  $341,132,152   $ 329,614,267
                                                              ============   =============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2000       1999       1998       1997       1996
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period .......................  $26.48     $36.31     $35.44     $32.30     $28.58
Income (loss) from investment operations:
  Net investment income ....................................    0.08       0.12       0.45       0.51       0.47
  Net realized & unrealized gain/(loss) on investments .....   (1.82)      6.85       1.56       5.24       4.58
                                                              ------     ------     ------     ------     ------
    Total income (loss) from investment operations .........   (1.74)      6.97       2.01       5.75       5.05
                                                              ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income .....................   (0.08)     (0.11)     (0.45)     (0.63)     (0.46)
  Distributions from net realized capital gains ............   (1.18)    (16.68)     (0.69)     (1.98)     (0.87)
  Distribution in excess of capital gains...................   (0.04)         0          0          0          0
  Return of capital ........................................   (0.16)     (0.01)      0.00       0.00       0.00
                                                              ------     ------     ------     ------     ------
    Total distributions ....................................   (1.46)    (16.80)     (1.14)     (2.61)     (1.33)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period .............................  $23.28     $26.48     $36.31     $35.44     $32.30
                                                              ======     ======     ======     ======     ======
Total return ...............................................   (6.64)%    19.87%      5.72%     18.17%     18.35%
Ratios and supplemental data:
  Ratio of expenses to average net assets ..................    0.91%      0.76%      0.64%      0.67%      0.73%
  Ratio of net investment income to average net assets .....    0.30%      0.31%      1.25%      1.43%      1.60%
Portfolio turnover rate ....................................      36%       124%        25%        19%        11%
Net assets at end of period (millions) .....................  $341.1     $329.6     $296.9     $288.1     $232.8

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

   FACE                                            AMORTIZED
  AMOUNT              SHORT-TERM NOTES               COST
- -------------------------------------------------------------
             AUTOMOTIVE & RELATED (10.8%)
$3,288,000   American Honda Finance 6.320%
              3/8/01 ...........................  $ 3,249,903
 1,957,000   Ford Motor Credit Corp. 6.500%
              1/24/01 ..........................    1,948,873
 2,336,000   General Motors Acceptance Corp.
              6.500% 1/3/01 ....................    2,335,156
   629,000   General Motors Acceptance Corp.
              6.470% 1/29/01 ...................      625,835
                                                  -----------
                                                    8,159,767
                                                  -----------
             CHEMICALS (8.2%)
 2,900,000   Dupont (EI) DeNemours & Co 6.490%
              1/8/01 ...........................    2,896,340
 3,346,000   PPG Industries 6.570% 1/5/01 ......    3,343,557
                                                  -----------
                                                    6,239,897
                                                  -----------
             COMPUTER & RELATED (2.9%)
 2,200,000   IBM Credit Corp. 6.500% 1/23/01 ...    2,191,261
                                                  -----------
             CONSUMER PRODUCTS (11.8%)
 3,000,000   American Home Products 6.520%
              1/17/01 (144A) ...................    2,991,307
 2,750,000   Eastman Kodak Co. 6.530%
              1/22/01 ..........................    2,739,525
 3,255,000   Gillette Co. 6.470% 1/12/01
              (144A) ...........................    3,248,565
                                                  -----------
                                                    8,979,397
                                                  -----------
             FINANCE (28.8%)
 2,866,000   American General Finance 6.560%
              1/4/01 ...........................    2,864,433
 3,176,000   Associates Corp. 6.530% 1/9/01 ....    3,171,391
 1,148,000   CIT Group 6.590% 1/10/01 ..........    1,146,109
 3,330,000   Enron Funding 6.520% 1/16/01
              (144A) ...........................    3,320,954
 2,092,000   GE Capital Corp. 6.460% 1/25/01 ...    2,082,990
 2,218,000   Heller Financial 7.250% 1/10/01 ...    2,213,980
 2,000,000   Merrill Lynch 6.600% 1/5/01 .......    1,998,533
 2,352,000   Textron Financial Corp. 6.500%
              1/29/01 ..........................    2,340,109
 2,750,000   USAA Capital Corp. 6.520%
              1/19/01 ..........................    2,741,035
                                                  -----------
                                                   21,879,534
                                                  -----------
             ENTERTAINMENT & LEISURE (4.4%)
 3,341,000   Walt Disney Co. 6.500% 1/8/01 .....    3,336,777
                                                  -----------
             FOOD & RELATED (4.9%)
 2,750,000   Fortune Brands 6.500% 2/5/01
              (144A) ...........................    2,732,622
 1,000,000   General Mills 7.150% 1/3/01 .......      999,603
                                                  -----------
                                                    3,732,225
                                                  -----------

   FACE                                            AMORTIZED
  AMOUNT              SHORT-TERM NOTES               COST
- -------------------------------------------------------------
             INSURANCE (4.4%)
$3,327,000   Prudential Funding 6.500%
              1/30/01 ..........................  $ 3,309,579
                                                  -----------
             MACHINERY & EQUIPMENT (4.5%)
   900,000   John Deere Capital Corp. 6.550%
              1/3/01 ...........................      899,673
 2,475,000   John Deere Capital Corp. 6.560%
              1/2/01 ...........................    2,474,549
                                                  -----------
                                                    3,374,222
                                                  -----------
             MEDIA & PUBLISHING (3.0%)
 2,307,000   Gannett Co. 6.500% 1/18/01
              (144A) ...........................    2,299,919
                                                  -----------
             MEDICAL & RELATED (3.6%)
 2,715,000   Merck & Co. Inc. 6.500% 1/31/01 ...    2,700,294
                                                  -----------
             METALS & MINING (3.3%)
 2,527,000   Alcoa Inc. 6.500% 1/11/01 .........    2,522,437
                                                  -----------
             OIL, ENERGY & NATURAL GAS (2.9%)
 2,202,000   Questar Corp. 6.600% 1/26/01
              (144A) ...........................    2,191,908
                                                  -----------
             RETAIL (1.3%)
 1,000,000   Sears Roebuck Acceptance 7.400%
              1/18/01 ..........................      996,506
                                                  -----------
             WIRELESS EQUIPMENT (1.6%)
 1,242,000   Motorola Inc. 6.320% 2/23/01 ......    1,230,444
                                                  -----------
             TOTAL SHORT-TERM NOTES (96.4%)
              (COST $73,144,167) ...............  $73,144,167
                                                  -----------

   FACE                                            AMORTIZED
  AMOUNT              MEDIUM-TERM NOTES              COST
- -------------------------------------------------------------
             FINANCE (0.3%)
$  250,000   Household Finance Corp. 9.730%
              3/19/01 ..........................  $   251,614
                                                  -----------
             TOTAL MEDIUM-TERM NOTES (0.3%)
              (COST $251,614) ..................  $   251,614
                                                  -----------
             TOTAL HOLDINGS (96.7%)
              (COST $73,395,781) (a) ...........  $73,395,781
                                                  -----------
             CASH & RECEIVABLES NET OF
              LIABILITIES (3.3%) ...............    2,531,999
                                                  -----------
             TOTAL NET ASSETS (100.0%) .........  $75,927,780
                                                  ===========

- ---------------

   (a) Represents cost for federal income tax and financial reporting purposes.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $16,785,275 or 22.1% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at amortized
    cost (note 1) (cost $73,395,781) .......  $73,395,781
  Cash in bank .............................          760
  Receivable for fund shares sold ..........    2,624,913
  Other ....................................        4,710
                                              -----------
    Total assets ...........................   76,026,164
                                              -----------
Liabilities:
  Payable for fund shares redeemed .........       27,231
  Payable for investment management services
    (note 3) ...............................       15,210
  Other accrued expenses ...................       19,060
  Dividends payable ........................       36,883
                                              -----------
    Total liabilities ......................       98,384
                                              -----------
Net assets at market value .................  $75,927,780
                                              ===========
Net assets consist of:
  Par value, $1 per share ..................  $ 7,593,101
  Paid-in capital in excess of par value ...   68,337,905
  Accumulated net realized loss on
    investments (note 1)....................       (3,226)
                                              -----------
Net assets at market value .................  $75,927,780
                                              ===========
Shares outstanding (note 4) ................    7,593,101
Net asset value per share ..................  $     10.00
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest ..................................  $4,364,362
                                               ----------
    Total investment income..................  $4,364,362
                                               ----------
Expenses:
  Management fees (note 3) ..................     200,912
  Custodian fees (note 3) ...................      12,565
  Directors' fees (note 3) ..................       1,299
  Professional fees .........................       8,101
  Accounting and transfer agent fees ........      42,355
  Printing ..................................      11,045
  Filing ....................................       3,500
  Other .....................................       4,685
                                               ----------
    Total expenses ..........................     284,462
    Less fees waived (note 3) ...............     (33,485)
                                               ----------
    Net expenses ............................     250,977
                                               ----------
    Net investment income ...................   4,113,385
                                               ----------
Realized loss on investments:
    Net realized loss from investments.......      (3,006)
                                               ----------
    Net increase in net assets from
      operations.............................  $4,110,379
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEARS ENDED
                                                              -----------------------------
                                                                  2000            1999
                                                              -------------   -------------
From operations:
  Net investment income ....................................  $   4,113,385   $   2,578,576
  Realized loss on investments..............................         (3,006)              0
                                                              -------------   -------------
    Net increase in assets from operations..................      4,110,379       2,578,576
                                                              -------------   -------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income ................     (4,113,385)     (2,578,576)
                                                              -------------   -------------
From capital share transactions (note 4):
  Received from shares sold ................................    501,906,601     223,206,883
  Received from dividends reinvested .......................      4,113,385       2,578,576
  Paid for shares redeemed .................................   (497,247,281)   (203,029,030)
                                                              -------------   -------------
      Increase in net assets derived from capital share
       transactions ........................................      8,772,705      22,756,429
                                                              -------------   -------------
         Increase in net assets ............................      8,769,699      22,756,429
Net Assets:
  Beginning of period ......................................     67,158,081      44,401,652
                                                              -------------   -------------
  End of period ............................................  $  75,927,780   $  67,158,081
                                                              =============   =============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2000       1999       1998       1997       1996
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period .......................  $10.00     $10.00     $10.00     $10.00     $10.00
Income from investment operations:
  Net investment income ....................................    0.62       0.49       0.52       0.52       0.50
                                                              ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income .....................   (0.62)     (0.49)     (0.52)     (0.52)     (0.50)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period .............................  $10.00     $10.00     $10.00     $10.00     $10.00
                                                              ======     ======     ======     ======     ======
Total return ...............................................    6.34%      5.02%      5.39%      5.37%      5.17%
Ratios net of fees waived by advisor:
  Ratio of expenses to average net assets ..................    0.38%      0.36%      0.36%      0.38%      0.44%
  Ratio of net investment income to average net assets .....    6.16%      4.90%      5.26%      5.11%      4.98%
Ratios assuming no fees waived by advisor:
  Ratio of expenses to average net assets ..................    0.43%      0.41%      0.41%      0.43%      0.49%
Net assets at end of period (millions) .....................  $ 75.9     $ 67.2     $ 44.4     $ 29.1     $ 25.6

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 OBJECTIVE

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with preservation of capital.

 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:

One year                                     5.86%
Three year                                   3.86%
Five year                                    4.89%
Ten year                                     6.92%
Since inception (11/2/82)                    7.89%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

Concerns about slowing economic growth combined with an unexpectedly high number of credit problems caused spreads to widen dramatically in 2000. Investment grade corporate bonds registered their worst performance relative to Treasuries since 1981. The Bond Portfolio, which consists primarily of corporate bonds with an average rating of BBB, did not have good relative performance compared to the benchmark. It did, however, register a positive 5.86% return for the year ended December 2000. The Federal Reserve recently cut interest rates and indicated that it is prepared to cut rates further which lowers the probability of a recession. We believe that corporate spreads relative to Treasuries will decrease in 2001 and result in strong performance for the Bond Portfolio.
 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                                 BOND PORTFOLIO (COMMENCED       LEHMAN BROS. GOVT./CORP. INDEX -
                                                                OPERATIONS NOVEMBER 2, 1982)               INTERMEDIATE
                                                                ----------------------------     --------------------------------
'90                                                                       10000.00                           10000.00
                                                                          10445.00                           10434.00
'91                                                                       11296.30                           11461.80
                                                                          11683.70                           11806.80
'92                                                                       12147.60                           12283.70
                                                                          13087.80                           13039.20
'93                                                                       13446.40                           13354.70
                                                                          12844.00                           13002.20
'94                                                                       12930.10                           13094.50
                                                                          14471.30                           14350.30
'95                                                                       15374.30                           15097.90
                                                                          15154.50                           15066.20
'96                                                                       15944.00                           15709.50
                                                                          16489.30                           16154.10
'97                                                                       17424.30                           16945.70
                                                                          17913.90                           17526.90
'98                                                                       18333.10                           18366.40
                                                                          18274.40                           18259.90
'99                                                                       18438.90                           18437.00
                                                                          18936.70                           19028.90
'00                                                                       19520.00                           20300.00

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

The Lehman Brothers Govt/Corp Index-Intermediate represents a market weighted portfolio of high quality Intermediate Corporate and Government Bonds.

 TOP 10 BOND HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Franchise Finance Corp of
     America 8.25% 10/30/03                 3.7
 2.  Anixter 8.00% 09/15/03                 3.6
 3.  US Industries Inc/USI
     American Holdings 7.125%
     10/15/03                               3.6
 4.  Pennzoil-Quaker State 8.65%
     12/01/02                               3.6
 5.  Thermo Electron Conv. 4.25%
     01/01/03                               3.6
 6.  Dial Corporation 6.50%
     09/15/08                               3.4
 7.  Colonial 8.05% 07/15/06                3.3
 8.  Abitibi Consolidated Inc.
     7.40% 04/01/18                         3.0
 9.  Comdisco Inc. 9.50% 08/15/03           2.8
10.  Texas Utilities 7.48%
     01/01/17                               2.6

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Electrical Equipment                   10.5
 2.  Oil, Energy, and Natural Gas            8.1
 3.  Industrial Services                     6.9
 4.  Real Estate and Leasing                 6.8
 5.  Utilities                               6.4

- ---------------
* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
- -------------------------------------------------------------
             AIR COURIER (1.5%)
$  423,585   Federal Express Inc. 7.020%
              1/15/16 ..........................  $   409,541
                                                  -----------
             BUSINESS SERVICES (4.6%)
   500,000   Cendant Corp. 7.750% 12/1/03 ......      487,106
 1,000,000   Comdicso Inc. 9.500% 8/15/03 ......      785,000
                                                  -----------
                                                    1,272,106
                                                  -----------
             CHEMICALS (0.8%)
   700,000   Mississippi Chemical Corp. 7.250%
              11/15/17 .........................      227,500
                                                  -----------
             COMMUNICATIONS (1.7%)
   200,000   Comcast Cable Communications 8.375%
              5/1/07 ...........................      213,995
   250,000   Tele-Communications, Inc. 8.250%
              1/15/03 ..........................      259,031
   200,000   Sprint Corp. 8.125% 7/15/02 .......      203,144
                                                  -----------
                                                      676,170
                                                  -----------
             COMPUTER & RELATED (1.0%)
   300,000   Apple Computer Inc. 6.500%
              2/15/04 ..........................      274,500
                                                  -----------
             CONSUMER GOODS (3.4%)
 1,000,000   Dial Corp. 6.500% 9/15/08 .........      937,876
                                                  -----------
             ELECTRICAL EQUIPMENT (10.5%)
 1,000,000   Anixter Intl. 8.000% 9/15/03 ......    1,009,650
   500,000   Arrow Electronics Inc. (144A)
              8.700% 10/01/05 ..................      503,318
   500,000   Great Lakes Power 8.300% 3/1/05 ...      512,591
   500,000   Pioneer 8.500% 08/01/06 ...........      484,900
   400,000   Tektronix Inc. 7.500% 8/1/03 ......      413,186
                                                  -----------
                                                    2,923,645
                                                  -----------
             ENTERTAINMENT & LEISURE (2.3%)
   700,000   Mirage Resorts Inc. 6.750%
              2/1/08 ...........................      654,833
                                                  -----------
             FOOD & RELATED (1.4%)
   500,000   Gruma, SA de C.V. (Mexico) 7.625%
              10/15/07 .........................      386,250
                                                  -----------
             FINANCIAL SERVICES (5.8%)
 1,000,000   Franchise Finance Corp. of America
              8.250% 10/30/03 ..................    1,024,179
    90,000   Security Capital US 2.000% 5/22/03
              (144A) ...........................       79,650
   500,000   St. Paul Bancorp Inc. 7.125%
              2/15/04 ..........................      503,462
                                                  -----------
                                                    1,607,291
                                                  -----------
             FOREIGN GOVERNMENT (1.7%)
   200,000   British Columbia (United Kingdom)
              7.000% 1/15/03 ...................      204,526
   250,000   Province of Quebec (Canada) 8.625%
              1/19/05 ..........................      271,511
                                                  -----------
                                                      476,037
                                                  -----------
             FORESTRY & PAPER PRODUCTS (5.0%)
 1,000,000   Abitibi Consolidated Inc. 7.400%
              4/1/18 ...........................      844,062
   300,000   Boise Cascade Co. 9.850%
              6/15/02 ..........................      304,271
   250,000   ITT Rayonier Inc. 7.500%
              10/15/02 .........................      255,203
                                                  -----------
                                                    1,403,536
                                                  -----------

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
- -------------------------------------------------------------
             HOTEL/LODGING (2.4%)
$  700,000   ITT Destinations 6.750%
              11/15/05 .........................  $   680,860
                                                  -----------
             INDUSTRIAL SERVICES (6.9%)
   400,000   R&B Falcon Corp. Series B 6.750%
              4/15/05 ..........................      378,000
   500,000   Tenaska Georgia Partners LP 9.500%
              2/1/30 ...........................      523,386
 1,000,000   US Industries Inc. 7.125%
              10/15/03 .........................    1,009,415
                                                  -----------
                                                    1,910,801
                                                  -----------
             INSURANCE (2.3%)
   250,000   Continental Corp. 7.250% 3/1/03 ...      246,383
   400,000   Transamerica Finance Corp. 7.500%
              3/15/04 ..........................      409,980
                                                  -----------
                                                      656,363
                                                  -----------
             MACHINERY (3.6%)
 1,000,000   Thermo Electron 4.250% 1/1/03 .....      998,750
                                                  -----------
             METALS & MINING (1.8%)
   500,000   Cyprus Minerals 6.625% 10/15/05 ...      494,684
                                                  -----------
             MEDICAL & RELATED (4.3%)
   250,000   Bergen Brunswig 7.375% 1/15/03 ....      240,272
   300,000   Cardinal Health Inc. 6.500%
              2/15/04 ..........................      297,491
   700,000   Watson Pharmaceuticals 7.125%
              5/15/08 ..........................      656,378
                                                  -----------
                                                    1,194,141
                                                  -----------
             OIL, ENERGY & NATURAL GAS (8.1%)
   200,000   Atlantic Richfield 8.550%
              3/1/12 ...........................      230,421
   500,000   Husky Oil Ltd. 8.900% 8/15/28 .....      503,170
   125,000   Marathon Oil 7.000% 6/1/02 ........      125,978
   400,000   PDV America Inc. 7.875% 8/1/03 ....      390,667
 1,000,000   Pennzoil-Quaker State 8.650%
              12/1/02 ..........................    1,005,288
                                                  -----------
                                                    2,255,524
                                                  -----------
             REAL ESTATE & LEASING (6.8%)
   300,000   Avalon Properties Inc. 7.375%
              9/15/02 ..........................      303,817
   900,000   Colonial Realty 8.050% 7/15/06 ....      906,109
   500,000   Security Capital U.S. Realty 2.500%
              5/22/03 ..........................      442,500
   250,000   Sun Communities 7.625% 5/1/03 .....      251,938
                                                  -----------
                                                    1,904,364
                                                  -----------
             RESTAURANTS (1.8%)
   500,000   Wendy's Inc. 6.350% 12/15/05 ......      503,011
                                                  -----------
             TRANSPORTATION (6.2%)
   250,000   American President Cos. Ltd. 7.125%
              11/15/03 .........................      195,230
   700,000   Delta Air Lines 7.700% 12/15/05 ...      693,062
   350,000   Illinois Central Gulf Railroad
              6.750% 5/15/03 ...................      357,015
   472,580   Northwest Airlines 8.070%
              1/2/15 ...........................      485,037
                                                  -----------
                                                    1,730,344
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
- -------------------------------------------------------------
             UTILITIES (6.4%)
$  200,000   Cleveland Electric Illum. 7.625%
              8/1/02 ...........................  $   202,855
   250,000   Kansas City Gas & Electric 8.290%
              3/29/16 ..........................      217,334
   200,000   Old Dominion Electric 8.760%
              12/1/22 ..........................      216,156
   700,000   Texas Utilities 7.480% 1/1/17 .....      736,747
   200,000   Toledo Edison Co. 7.875% 8/1/04 ...      207,603
                                                  -----------
                                                    1,580,695
                                                  -----------
             TOTAL LONG-TERM BONDS & NOTES
              (90.3%) (COST $25,907,049) .......  $25,158,822
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES               VALUE
- -------------------------------------------------------------
             FINANCE (8.2%)
$1,347,000   American Express Credit 6.380%
              1/2/01 ...........................  $ 1,346,761
   933,000   American General Finance 6.250%
              1/3/01 ...........................      932,676
                                                  -----------
                                                    2,279,437
                                                  -----------
             TOTAL SHORT-TERM NOTES (8.2%) (COST
              $2,279,437) ......................  $ 2,279,437
                                                  -----------
             TOTAL HOLDINGS (98.5%)
              (COST $28,186,486) (a) ...........  $27,438,259
                                                  -----------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (1.5%) ...............      432,929
                                                  -----------
             TOTAL NET ASSETS (100.0%) .........  $27,871,188
                                                  ===========

- ---------------

(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $582,968 or 2.1% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.
   (a) Represents cost for federal income tax and financial reporting purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $28,186,486) ............  $27,438,259
  Cash in bank .............................        1,748
  Receivable for fund shares sold ..........       11,563
  Dividends and accrued interest
    receivable .............................      553,220
  Other ....................................        1,260
                                              -----------
    Total assets ...........................   28,006,050
                                              -----------
Liabilities:
  Payable for securities purchases .........       77,600
  Payable for fund shares redeemed .........       24,702
  Payable for investment management services
    (note 3) ...............................       13,940
  Other accrued expenses ...................       18,620
                                              -----------
    Total liabilities ......................      134,862
                                              -----------
Net assets at market value .................  $27,871,188
                                              ===========
Net assets consist of:
  Par value, $1 per share ..................  $ 2,833,845
  Paid-in capital in excess of par value ...   26,563,584
  Accumulated net realized loss on
    investments (note 1) ...................     (799,160)
  Net unrealized depreciation on investments
    (note 1) ...............................     (748,227)
  Undistributed net investment income ......       21,146
                                              -----------
Net assets at market value .................  $27,871,188
                                              ===========
Shares outstanding (note 4) ................    2,833,845
Net asset value per share ..................  $      9.84
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest ..................................  $1,931,156
  Dividends .................................       4,740
  Other .....................................         750
                                               ----------
    Total investment income .................   1,936,646
                                               ----------
Expenses:
  Management fees (note 3) ..................     153,509
  Custodian fees (note 3) ...................       4,900
  Directors' fees (note 3) ..................         526
  Professional fees .........................       7,851
  Accounting and transfer agent fees ........      23,009
  Printing ..................................       3,200
  Filing ....................................       1,500
  Other .....................................       1,848
                                               ----------
    Total expenses ..........................     196,343
                                               ----------
    Net investment income ...................   1,740,303
                                               ----------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss from investments ........    (493,362)
  Net change in unrealized
    appreciation/(depreciation) on
    investments .............................     220,652
                                               ----------
  Net loss on investments ...................    (272,710)
                                               ----------
  Net increase in net assets from
    operations ..............................  $1,467,593
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEARS ENDED
                                                              -------------------------
                                                                 2000          1999
                                                              -----------   -----------
From operations:
  Net investment income ....................................  $ 1,740,303   $ 1,759,320
  Realized loss on investments .............................     (493,362)      (31,297)
  Unrealized appreciation (depreciation) on investments ....      220,652    (1,582,737)
                                                              -----------   -----------
      Net increase in net assets from operations ...........    1,467,593       145,286
                                                              -----------   -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income ................   (1,737,583)   (1,743,554)
                                                              -----------   -----------
From capital share transactions (note 4):
  Received from shares sold ................................    5,973,273     5,505,101
  Received from dividends reinvested .......................    1,737,583     1,743,554
  Paid for shares redeemed .................................   (5,553,346)   (8,047,905)
                                                              -----------   -----------
      Increase (decrease) in net assets derived from capital
       share transactions ..................................    2,157,510      (799,250)
                                                              -----------   -----------
         Increase (decrease) in net assets .................    1,887,520    (2,397,518)
Net Assets:
  Beginning of period ......................................   25,983,668    28,381,186
                                                              -----------   -----------
  End of period (a) ........................................  $27,871,188   $25,983,668
                                                              ===========   ===========
(a) Includes undistributed net investment income of ........  $    21,146   $    18,426
                                                              ===========   ===========

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2000       1999       1998       1997       1996
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period .......................  $ 9.94     $10.56     $10.68     $10.62     $10.93
Income (loss) from investment operations:
  Net investment income ....................................    0.67       0.68       0.67       0.71       0.69
  Net realized and unrealized gain (loss) on investments ...   (0.10)     (0.62)     (0.12)      0.23      (0.32)
                                                              ------     ------     ------     ------     ------
    Total income from investment operations ................    0.57       0.06       0.55       0.94       0.37
                                                              ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income .....................   (0.67)     (0.68)     (0.67)     (0.88)     (0.68)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period .............................  $ 9.84     $ 9.94     $10.56     $10.68     $10.62
                                                              ======     ======     ======     ======     ======
Total return ...............................................    5.86%      0.58%      5.22%      9.28%      3.71%
Ratios and supplemental data:
  Ratio of expenses to average net assets ..................    0.77%      0.77%      0.72%      0.78%      0.79%
  Ratio of net investment income to average net assets .....    6.80%      6.57%      6.21%      6.67%      6.54%
Portfolio turnover rate ....................................       7%         8%        12%        10%         3%
Net assets at end of period (millions) .....................  $ 27.9     $ 26.0     $ 28.4     $ 21.8     $ 20.8

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 OBJECTIVE

The Omni Portfolio seeks a high level of long-term total rate of return consistent with prudent investment risks. Total return consists of current income and capital appreciation.

 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:

One year                                    -14.85%
Three year                                    0.30%
Five year                                     6.23%
Ten year                                      9.11%
Since inception (9/10/84)                     9.67%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Omni Portfolio had a disappointing year. The fund outperformed during the first three-quarters of the year only to give it all back in the fall market collapse. For the year, the portfolio had a return of -14.85% vs. -9.10% for the S&P 500. The portfolio significantly under performed the broader market in the last quarter due to its over-weighting in faster growing technology companies. The NASDAQ was down a remarkable -32.70% in the last quarter of 2000 and a full -39.18% for the year. This deeply affected most of the equity positions held by the fund. As you may recall, the portfolio was repositioned over the last year and a half to increase the growth orientation of the securities held and this ended up hurting relative performance. Fixed income securities were held to a minimum, which also had a negative impact on relative performance with other flexible portfolios.

Management is committed to improving relative performance of the fund and has decreased the size of the over-weighting in technology companies. Yet, we believe that the best positioning of the fund for long-term performance requires an over-weighting in large companies with industry-leading growth rates. This strategy should pay off in the long run but have periods of over and under performance during any short-term measurement period.

The portfolio at the end of 2000 had an over-weighting in technology, capital goods and energy. We believe the fund is positioned to benefit from the stronger names in these industries. The market plunge has provided numerous opportunities for new investments of which we are regularly reviewing.

As we look to 2001, we are guardedly optimistic about the overall equity market. Company earnings have deteriorated greatly during the last quarter of 2000 and the prospects for any growth in overall earnings for the first quarter of 2001 look bleak. If the market is to improve, it will need a fair amount of help from the Federal Reserve in the form of much lower interest rates. This combined with gradual earnings improvement throughout the year should allow for a return to positive stock performance. We thank you for your continued support and hope to report improved performance in the future.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                OMNI PORTFOLIO (COMMENCED                                    RUSSELL 3000 LB
                                                OPERATIONS SEPTEMBER 10,                                GOVERNMENT/CORPORATE INT.
                                                          1984)                     S&P INDEX               INDEX - COMBINED
                                                -------------------------           ---------           -------------------------
'90                                                     10000.00                    10000.00                    10000.00
                                                        10673.00                    11432.00                    11111.40
'91                                                     11815.00                    13054.20                    12589.20
                                                        11986.30                    12970.60                    12685.60
'92                                                     12831.40                    14055.00                    13690.60
                                                        13703.90                    14732.50                    14438.90
'93                                                     14480.90                    15458.80                    15063.00
                                                        14026.20                    14930.10                    14510.80
'94                                                     14403.50                    15661.70                    14963.80
                                                        16343.70                    18817.50                    17268.80
'95                                                     17682.20                    21523.40                    19151.80
                                                        18948.30                    23718.80                    20268.80
'96                                                     20430.00                    26491.50                    21938.10
                                                        22644.60                    31922.30                    24524.20
'97                                                     24136.90                    35299.70                    26745.50
                                                        26024.40                    41551.30                    29521.20
'98                                                     25230.70                    45386.40                    31450.70
                                                        26747.00                    51005.30                    33521.40
'99                                                     28095.10                    54937.80                    37853.10
                                                        28937.90                    54701.60                    38554.90
'00                                                     23923.00                    49931.60                    37648.80

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

Russell 3000 index measures the performance of the 3,000 largest U.S. Companies as determined by total market capitalization.

The Omni's benchmark changed from the S&P 500 Index to a blended index of the Lehman Brothers Government/Corporate Intermediate Index and the S&P 500 Index to better reflect the conservative investment objective of the portfolio.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 TOP 10 HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Citigroup Inc.                         4.2
 2.  American International Group           3.7
 3.  Johnson & Johnson                      3.5
 4.  Tyco International Ltd.                3.2
 5.  General Electric Co.                   2.7
 6.  Chase Manhattan Corporation            2.6
 7.  Tellabs Inc.                           2.5
 8.  Schlumberger Ltd.                      2.4
 9.  Texas Instruments Inc.                 2.3
10.  Solectron Corporation                  2.3

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Telecommunications and
     Cellular                               14.0
 2.  Computer and Related                   10.4
 3.  Oil, Energy, and Natural Gas            9.2
 4.  Electrical Equipment                    6.8
 5.  Financial Services                      6.8

- ---------------

  *  Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
- -------------------------------------------------------------
             BANKING (2.6%)
    75,700   Chase Manhattan Corp. ............  $  3,439,619
                                                 ------------
             BROADCAST RADIO & TV (1.9%)
   108,284   *AT&T Corp. Liberty Media-A ......     1,468,602
    36,000   *Infinity Broadcasting ...........     1,005,750
                                                 ------------
                                                    2,474,352
                                                 ------------
             BUSINESS SERVICES (0.4%)
    10,000   *Agile Software Corp. ............       493,750
                                                 ------------
             COMMERCIAL SERVICES (0.4%)
    16,500   *Plexus Corp. ....................       501,445
                                                 ------------
             COMPUTER & RELATED (10.4%)
    75,000   *Cisco Systems Inc. ..............     2,868,750
    30,000   *EMC Corp. .......................     1,995,000
    54,400   Intel Corp. ......................     1,645,600
    25,000   Intl Business Machines Corp. .....     2,125,000
    78,000   *Sun Microsystems Inc. ...........     2,174,250
    65,000   Texas Instruments Inc. ...........     3,079,375
                                                 ------------
                                                   13,887,975
                                                 ------------
             DIVERSIFIED MANUFACTURING (1.1%)
    32,000   Textron Inc. .....................     1,488,000
                                                 ------------
             DRUGS (1.1%)
    15,000   Merck & Co. Inc. .................     1,404,375
                                                 ------------
             ELECTRICAL EQUIPMENT (6.8%)
    31,666   *Analog Devices Inc. .............     1,620,903
    22,700   CTS Corp. ........................       827,131
    74,000   General Electric Co. .............     3,547,375
    90,000   *Solectron Corp. .................     3,051,000
                                                 ------------
                                                    9,046,409
                                                 ------------
             FINANCIAL SERVICES (5.8%)
   109,597   Citigroup Inc. ...................     5,596,297
    38,500   Household Intl. Inc. .............     2,117,500
                                                 ------------
                                                    7,713,797
                                                 ------------
             FOOD & RELATED (1.9%)
    50,000   Archer Daniels Midland Co. .......       750,000
    30,000   Coca-Cola Co. ....................     1,828,125
                                                 ------------
                                                    2,578,125
                                                 ------------
             INSURANCE SERVICES (3.7%)
    49,998   American Intl. Group .............     4,927,928
                                                 ------------
             MEDICAL & RELATED (6.3%)
    30,000   Baxter International .............     2,649,375
    30,000   Biovail Corp. ....................     1,165,200
    43,800   Johnson & Johnson ................     4,601,737
                                                 ------------
                                                    8,416,312
                                                 ------------
             MULTIMEDIA (2.8%)
    58,500   Walt Disney Co. ..................     1,692,844
    43,400   *Viacom Inc. CL B ................     2,028,950
                                                 ------------
                                                    3,721,794
                                                 ------------

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
- -------------------------------------------------------------
             OIL-FIELD SERVICES (3.2%)
    40,000   Apache Corp. .....................  $  2,802,500
    40,000   Halliburton Co. ..................     1,450,000
                                                 ------------
                                                    4,252,500
                                                 ------------
             OIL, ENERGY & NATURAL GAS (8.5%)
    25,000   Enron Corp. ......................     2,078,125
    30,000   Exxon Mobil Corp. ................     2,608,125
    42,700   *Rowan Co. Inc. ..................     1,152,900
    40,000   Schlumberger Ltd. ................     3,197,500
    55,000   Williams Cos. Inc. ...............     2,196,562
                                                 ------------
                                                   11,233,212
                                                 ------------
             PROTECTION/SAFETY (3.2%)
    77,000   Tyco Intl. Ltd. ..................     4,273,500
                                                 ------------
             RETAIL (1.3%)
    40,000   Radioshack Corp. .................     1,712,500
                                                 ------------
             TELECOMMUNICATIONS & CELLULAR (10.8%)
   128,000   *ADC Telecom Inc. ................     2,320,000
   121,800   *General Motors CL H .............     2,801,400
    10,000   *JDS Uniphase Corp. ..............       416,875
   142,000   *McLeodUSA Inc. CL A .............     2,005,750
    40,000   Scientific-Atlanta Inc. ..........     1,302,500
    11,000   Sycamore Networks ................       409,750
    59,600   *Tellabs Inc. ....................     3,367,400
   124,875   *Worldcom Inc. ...................     1,748,250
                                                 ------------
                                                   14,371,925
                                                 ------------
             WIRELESS EQUIPMENT (1.9%)
    80,000   Motorola Inc. ....................     1,620,000
    33,000   *R F Micro Devices ...............       905,438
                                                 ------------
                                                    2,525,438
                                                 ------------
             TOTAL U.S. COMMON STOCKS (74.1%)
              (COST $83,965,888) ..............  $ 98,462,956
                                                 ------------

                                                    MARKET
  SHARES           FOREIGN COMMON STOCKS            VALUE
- -------------------------------------------------------------
             MEXICO
             TELECOMMUNICATIONS (1.7%)
    50,000   Telefonos de Mexico SP-ADR .......  $  2,256,250
                                                 ------------
             UNITED KINGDOM
             ADVERTISING (2.0%)
    41,750   WPP Group PLC ....................     2,622,422
                                                 ------------
             TOTAL FOREIGN COMMON STOCKS (3.7%)
              (COST $5,912,751) ...............  $  4,878,672
                                                 ------------
             TOTAL COMMON STOCKS (77.8%) (COST
              $89,878,639) ....................  $103,341,628
                                                 ------------

                                                    MARKET
  SHARES             DEPOSITORY SHARES              VALUE
- -------------------------------------------------------------
    20,000   S&P 500 Depository Receipt .......  $  2,623,750
                                                 ------------
             TOTAL DEPOSITORY SHARES (2.0%)
              (COST $2,813,360) ...............  $  2,623,750
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES              PREFERRED STOCKS              VALUE
- -------------------------------------------------------------
             FOOD & RELATED (0.3%)
    20,000   Conagra Capital 9.350% Series
              C ...............................  $    501,000
                                                 ------------
             TOTAL PREFERRED STOCKS (0.3%)
              (COST $500,000) .................  $    501,000
                                                 ------------

   FACE                                             MARKET
  AMOUNT          LONG-TERM BONDS & NOTES           VALUE
- -------------------------------------------------------------
             GOVERNMENT (1.5%)
$2,005,000   U.S. Treasury Note 7.750%
              2/15/01 .........................  $  2,009,778
                                                 ------------
             AEROSPACE (0.4%)
   500,000   AAR Corp. 7.250% 10/15/03 ........       507,701
                                                 ------------
             CHEMICALS (1.3%)
 1,750,000   Geon Company 7.500% 12/15/15 .....     1,711,878
                                                 ------------
             COMMUNICATIONS (0.2%)
   300,000   Sprint 8.125% 7/15/02 ............       304,717
                                                 ------------
             COMPUTER SOFTWARE & SERVICES (1.5%)
 1,000,000   Computer Assoc. Intl. 6.250%
              4/15/03 .........................       954,510
 1,000,000   Unisys 11.750% 10/15/04 ..........     1,060,000
                                                 ------------
                                                    2,014,510
                                                 ------------
             CONSUMER PRODUCTS (1.0%)
 1,400,000   Playtex Family Products 9.000%
              12/15/03 ........................     1,358,000
                                                 ------------
             CONTAINERS (0.5%)
 1,000,000   Owens Illinois 7.850% 5/15/04 ....       605,000
                                                 ------------
             FINANCIAL SERVICES (1.0%)
 1,000,000   Fertinitro Finance Inc. 8.290%
              4/1/20 ..........................       701,596
   500,000   RBF Finance 11.000% 3/15/06 ......       581,250
                                                 ------------
                                                    1,282,846
                                                 ------------
             FORESTRY & PAPER PRODUCTS (0.7%)
   700,000   Boise Cascade Co. 9.850%
              6/15/02 .........................       709,967
   250,000   ITT Rayonier Inc. 7.500%
              10/15/02 ........................       255,203
                                                 ------------
                                                      965,170
                                                 ------------
             INSURANCE SERVICES (0.4%)
   500,000   Continental Corp. 7.250%
              3/1/03 ..........................       492,765
                                                 ------------
             MACHINERY (0.2%)
   500,000   ABC Rail Products Corp. 10.500%
              1/15/04 .........................       317,500
                                                 ------------
             MEDICAL & RELATED (0.4%)
   500,000   Bergen Brunswig 7.375% 1/15/03 ...       480,544
                                                 ------------
             OIL, ENERGY & NATURAL GAS (0.7%)
   375,000   Marathon Oil 7.000% 6/1/02 .......       377,934
   600,000   PVD America, Inc. 7.875%
              8/1/03 ..........................       586,001
                                                 ------------
                                                      963,935
                                                 ------------

   FACE                                             MARKET
  AMOUNT          LONG-TERM BONDS & NOTES           VALUE
- -------------------------------------------------------------
             TELECOMMUNICATIONS & CELLULAR (1.5%)
$2,000,000   Cincinnati Bell Telephone 6.240%
              12/30/03 ........................  $  1,958,764
                                                 ------------
             TRANSPORTATION (1.0%)
   500,000   American President Cos., Ltd.
              7.125% 11/15/03 .................       390,460
 1,000,000   Goodyear Tire Co. 8.125%
              3/15/03 .........................       932,493
                                                 ------------
                                                    1,322,953
                                                 ------------
             UTILITIES (1.6%)
   400,000   Cleveland Electric Illumination
              7.625% 8/1/02 ...................       405,710
   700,000   ESI Tractebel 7.990% 12/30/11 ....       659,659
 1,000,000   Great Lakes Power 9.000%
              8/1/04 ..........................     1,043,619
                                                 ------------
                                                    2,108,988
                                                 ------------
             TOTAL LONG-TERM BONDS & NOTES
              (13.9%) (COST $19,497,537) ......  $ 18,405,049
                                                 ------------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES              VALUE
- -------------------------------------------------------------
             AUTOMOTIVE & RELATED (2.0%)
$2,721,000   Ford Motor Credit 6.500%
              1/2/01 ..........................  $  2,720,508
                                                 ------------
             FINANCE (2.3%)
   800,000   American Express Credit Corp.
              6.380% 1/5/01 ...................       799,434
 1,080,000   American General Finance 6.250%
              1/8/01 ..........................     1,078,687
 1,159,000   Heller Financial 6.500% 1/3/01 ...     1,158,581
                                                 ------------
                                                    3,036,702
                                                 ------------
             INSURANCE SERVICES (1.5%)
 1,977,000   Prudential Funding 6.490%
              1/4/01 ..........................     1,975,931
                                                 ------------
             TOTAL SHORT-TERM NOTES (5.8%)
              (COST $7,733,141) ...............  $  7,733,141
                                                 ------------
             TOTAL HOLDINGS (99.8%) (COST
              $120,422,677) (a) ...............  $132,604,568
                                                 ------------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (0.2%) ..............       267,095
                                                 ------------
             TOTAL NET ASSETS (100.0%) ........  $132,871,663
                                                 ============

- ---------------

  *  Non-income producing securities.
ADR (American depository receipt) represents ownership of foreign securities.
PLC  Public Limited Company.
(a) Represents cost for federal income tax and financial reporting purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $120,422,677) ..........  $132,604,568
  Cash in bank ............................           814
  Receivable for fund shares sold .........         8,604
  Dividends and accrued interest
    receivable ............................       444,695
  Other ...................................         9,875
                                             ------------
    Total assets ..........................   133,068,556
                                             ------------
Liabilities:
  Payable for fund shares redeemed ........        70,067
  Payable for investment management
    services (note 3) .....................        64,477
  Other accrued expenses ..................        62,349
                                             ------------
    Total liabilities .....................       196,893
                                             ------------
Net assets at market value ................  $132,871,663
                                             ============
Net assets consist of:
  Par value, $1 per share .................  $  8,603,381
  Paid-in capital in excess of par
    value .................................   112,048,231
  Net unrealized appreciation on
    investments (note 1) ..................    12,181,891
  Undistributed net investment income .....        38,160
                                             ------------
Net assets at market value ................  $132,871,663
                                             ============
Shares outstanding (note 4) ...............     8,603,381
Net asset value per share .................  $      15.44
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest .................................  $    833,727
  Dividends ................................     2,160,217
  Other ....................................        10,703
                                              ------------
    Total investment income ................     3,004,647
                                              ------------
Expenses:
  Management fees (note 3) .................       923,432
  Custodian fees (note 3) ..................        31,500
  Directors' fees (note 3) .................         4,000
  Professional fees ........................         7,378
  Accounting and transfer agent fees .......       108,783
  Printing .................................        24,000
  Filing ...................................        13,830
  Other ....................................         9,533
                                              ------------
    Total expenses .........................     1,122,456
                                              ------------
    Net investment income ..................     1,882,191
                                              ------------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain from investments .......    24,705,187
  Net change in unrealized appreciation/
    (depreciation) on investments ..........   (49,791,252)
                                              ------------
  Net loss on investments ..................   (25,086,065)
                                              ------------
  Net decrease in net assets from
    operations .............................  $(23,203,874)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEARS ENDED
                                                              ----------------------------
                                                                  2000            1999
                                                              ------------    ------------
From operations:
  Net investment income.....................................  $  1,882,191    $  4,334,201
  Realized gain on investments..............................    24,705,187       7,456,237
  Unrealized appreciation (depreciation) on investments ....   (49,791,252)      8,982,511
                                                              ------------    ------------
      Net increase (decrease) in net assets from
       operations ..........................................   (23,203,874)     20,772,949
                                                              ------------    ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income ................    (1,934,142)     (4,249,788)
  Capital gains distributions ..............................   (24,954,792)     (6,524,769)
                                                              ------------    ------------
      Total dividends and distributions ....................   (26,888,934)    (10,774,557)
                                                              ------------    ------------
From capital share transactions (note 4):
  Received from shares sold ................................     5,176,680       7,966,478
  Received from dividends reinvested .......................    26,888,934      10,774,557
  Paid for shares redeemed .................................   (39,150,193)    (53,110,394)
                                                              ------------    ------------
      Decrease in net assets derived from capital share
       transactions ........................................    (7,084,579)    (34,369,359)
                                                              ------------    ------------
         Decrease in net assets ............................   (57,177,387)    (24,370,967)
Net Assets:
  Beginning of period ......................................   190,049,050     214,420,017
                                                              ------------    ------------
  End of period (a) ........................................  $132,871,663    $190,049,050
                                                              ============    ============
(a) Includes undistributed net investment income of ........  $     38,160    $     90,111
                                                              ============    ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              ---------------------------------------------------
                                                               2000        1999       1998       1997       1996
                                                              -------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period .......................  $ 22.55     $21.44     $21.06     $19.40     $17.60
Income (loss) from investment operations:
  Net investment income ....................................     0.25       0.48       0.58       0.56       0.53
  Net realized & unrealized gain (loss) on investments .....    (3.55)      1.91       0.38       2.87       2.10
                                                              -------     ------     ------     ------     ------
         Total income (loss) from investment operations ....    (3.30)      2.39       0.96       3.43       2.63
                                                              -------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income .....................    (0.25)     (0.48)     (0.58)     (0.69)     (0.52)
  Distributions from net realized capital gains ............    (3.56)     (0.80)      0.00      (1.08)     (0.31)
                                                              -------     ------     ------     ------     ------
         Total distributions ...............................    (3.81)     (1.28)     (0.58)     (1.77)     (0.83)
                                                              -------     ------     ------     ------     ------
Net asset value, end of period .............................  $ 15.44     $22.55     $21.44     $21.06     $19.40
                                                              =======     ======     ======     ======     ======
Total return ...............................................   (14.85)%    11.36%      4.53%     18.15%     15.54%
Ratios and supplemental data:
  Ratio of expenses to average net assets ..................     0.67%      0.67%      0.65%      0.71%      0.76%
  Ratio of net investment income to average net assets .....     1.13%      2.18%      2.71%      2.69%      2.89%
Portfolio turnover rate ....................................       87%        41%        18%        18%        12%
Net assets at end of period (millions) .....................  $ 132.9     $190.0     $214.4     $193.7     $145.5

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 OBJECTIVE

The International Portfolio seeks long-term capital growth by investing primarily in securities of foreign companies.

 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:
One year                                    -22.20%
Three year                                   10.60%
Five year                                     9.60%
Since inception (5/3/93)                     12.07%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The year 2000 was a difficult environment for global investors. A deceleration of corporate earnings growth was multifaceted. Major downward trends for the year were the combined effects of a global market correction of many telecom, media and technology (TMT) stocks, the continued devaluation of the Euro, and historically high oil prices, coupled with the uncertainty of a U.S. economic hard or soft landing.

Western European markets saw a rotation out of technology stocks and into food, beverage and insurance stocks with the performance of the Morgan Stanley Capital International (MSCI) Europe Index down 8.14%. Performance for the Asian markets was down 28.15% for 2000 as measured by the MSCI Asian Pacific Index in U.S. dollars. Specifically, corrections in Japan, Korea & Taiwan led Asian markets lower.

The annual performance ended December 31, 2000, for the Ohio National International Portfolio was -22.20%, which under performed the return of the Morgan Stanley Capital International Europe, Australia & Far East Index of -13.96%. The largest impact of the fund has been its relative over weighting in TMT stocks. Our TMT exposure, which allowed the fund to significantly outperform our peers last year, was a detriment in 2000.

Looking forward, we believe that the fund is better diversified across sectors with a lower weighting in TMT. We continue to like technology, but on a select basis driven by sustainable earnings growth, differentiation and valuation. On a short-term view, we may be poised for a modest rally on the back of expectations of a U.S. rate cut in January. Specifically, countries like Korea and Hong Kong could rally on this thesis.

On a regional basis, we still find good value across Europe in financial and some cyclical stocks. In Asia, we have been somewhat disappointed by Japan's level of corporate restructuring. This, in addition to evidence of an economic slowdown and political uncertainty with elections at mid-year, make us cautious on the Japanese market for now. Despite our somewhat negative view on Japan, we continue to believe that investors can still make money in Japan, though stock selection is paramount.

Looking towards 2001, we continue to remain bullish on the international equity markets though stock selection remains critical due to the increased market volatility. We continue to manage the Ohio National International Portfolio according to a bottom-up, fundamental and stock-picking approach. Choosing the best companies, which are trading at attractive valuations given their earnings and business prospects, are the key to long-term capital appreciation.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                            INTERNATIONAL PORTFOLIO (COMMENCED
                                                                 OPERATIONS MAY 3, 1993)                       EAFE
                                                            ----------------------------------                 ----
5/93                                                                        10000                              10000
                                                                             9936                              10052
'93                                                                       12496.5                              10826
                                                                          13253.8                            11791.7
'94                                                                       13504.3                            11698.5
                                                                          14287.5                            12021.4
'95                                                                       15139.1                            13049.2
                                                                            16812                            13658.6
'96                                                                       17331.4                            13879.9
                                                                          19366.2                            15456.7
'97                                                                       17696.8                            14040.8
                                                                          19367.4                            16298.6
'98                                                                       18383.5                            16741.9
                                                                          18188.6                            17406.6
'99                                                                       30773.4                            21256.9
                                                                          29305.5                            20393.9
'00                                                                       23942.6                            18246.4

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

The MSCI EAFE Index is a widely recognized unmanaged index of over 1,000 stock prices from companies in Europe, Australia, and the Far East. This index incurs no sales charges, expenses, or fees. Past performance of an index is not a guarantee of future results. It is not possible to invest directly in an index.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 TOP 10 HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Muenchener Rueckver AG-R               2.3
 2.  Bouygues                               1.9
 3.  Zurich Financial Services              1.9
 4.  Diago PLC                              1.8
 5.  Emap PLC                               1.6
 6.  Schering AG                            1.6
 7.  Novo Nordisk A/S-B                     1.6
 8.  Energis PLC                            1.6
 9.  Nortel Networks Corporation            1.6
10.  Ergo Versicherungsgruppe AG            1.4

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Telecommunications                     14.4
 2.  Insurance                               9.0
 3.  Computer and Related                    7.1
 4.  Medical and Health Care                 6.9
 5.  Food and Beverage                       6.6

The risk associated with investing on a worldwide basis includes differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States.

- ---------------
* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES           FOREIGN COMMON STOCKS            VALUE
- -------------------------------------------------------------
             UNITED KINGDOM (23.7%)
   116,539   Arriva PLC (31)...................  $    481,251
    23,230   Biocompatibles Intl. (23).........       126,980
   279,390   British Aerospace PLC (1).........     1,593,967
    62,947   British American Tobacco PLC
              (10).............................       477,813
   208,795   British Energy PLC (32)...........       801,417
    96,544   Cable & Wireless PLC (29).........     1,300,580
   134,783   Cadbury Schweppes PLC (15)........       932,515
    53,276   CMG PLC (9).......................       704,970
   206,575   Diageo PLC (15)...................     2,306,185
    96,798   Edidos PLC (9)....................       311,905
   164,504   EMAP PLC (22).....................     2,074,824
   299,237   Energis PLC (29)..................     2,015,566
    32,036   GlaxoSmithKline PLC (23)..........       903,317
   572,539   Invensys PLC (21).................     1,338,211
   181,181   Misys PLC (9).....................     1,781,860
    38,920   Pearson PLC (22)..................       927,126
    99,390   Railtrack Group PLC (31)..........     1,344,115
   317,778   Rank Group PLC (13)...............       841,231
   116,759   Reckitt Benckiser PLC (10)........     1,611,267
   293,935   Rentokil Initial PLC (28).........     1,016,266
   413,402   Rolls-Royce PLC (1)...............     1,228,658
   104,200   *Royal Bank of Scotland (4).......       128,389
    56,474   Royal Bank of Scotland (4)........     1,331,790
         1   Securicor PLC (28)................             2
   150,000   Sema Group (9)....................       655,273
   420,818   Vodafone Airtouch (29)............     1,542,947
   215,025   Whitbread PLC (27)................     1,769,481
                                                 ------------
                                                   29,547,906
                                                 ------------
             FRANCE (12.5%)
    26,414   Alcatel (11)......................     1,501,685
    54,694   Alstom (20).......................     1,413,389
    16,310   Aventis SA (23)...................     1,433,028
     6,001   AXA (19)..........................       868,428
    53,545   Bouygues (29).....................     2,427,758
     7,097   Cap Gemini (9)....................     1,145,743
     3,789   Erdania Beghin-Say (15)...........       329,704
     6,141   *France Telecommunications SA
              (29).............................       530,616
     5,545   Suez Lyonnaise Des Eaux (32)......     1,013,469
    17,920   *Thomson-CSF (1)..................       859,653
     7,772   Total Fina Elf (12)...............     1,156,850
    36,130   *Vivendi Ex Gen Des Faux (32).....     1,578,738
    19,600   Vivendi Universal (22)............     1,291,110
                                                 ------------
                                                   15,550,171
                                                 ------------
             JAPAN (11.8%)
    35,200   Bandai Co. Ltd. (10)..............     1,295,969
    27,700   Capcom Co. Ltd. (9)...............       947,339
        32   JSAT Corp. (29)...................       190,124
    35,600   Katokichi Co. (15)................       931,775
    50,000   Kirkin Brewery Co. Ltd. (15)......       446,257
    10,100   Konami Co. Ltd. (9)...............       755,165
     4,300   Kyocera Corp. (11)................       467,815
   382,300   Mitsubishi Heavy Inds. Ltd.
              (11).............................     1,661,014

                                                    MARKET
  SHARES           FOREIGN COMMON STOCKS            VALUE
- -------------------------------------------------------------
             JAPAN (CONTINUED)
    96,700   Nikko Securities Co. Ltd. (14)....  $    746,637
       145   *NTT Corp. (29)...................     1,041,136
        35   *NTT Docomo Inc. (34).............       601,553
   114,000   Rengo Co. Ltd. (16)...............       418,723
    15,800   Sony Corp. (11)...................     1,088,990
    59,100   Sumitomo Electric Ind. (11).......       966,266
    15,100   Takeda Chemical Ind. (7)..........       890,560
    57,800   Tokyo Electric Power Co. (32).....     1,429,620
   216,000   Toray Industries Inc. (30)........       810,330
                                                 ------------
                                                   14,689,273
                                                 ------------
             GERMANY (11.0%)
     8,200   Adidas-Salomon AG (10)............       499,319
     3,900   Allinaz AG (19)...................     1,473,262
     9,300   Babcok Borsig AG (5)..............       445,700
    45,553   Deutsche Post AG (31).............       980,689
    37,155   Dresdner Bank AG (4)..............     1,623,527
    11,132   Ergo Versicherungs Gruppe (19)....     1,809,708
    13,415   Henkel Kgaa-Vorzug Pfd. (7).......       869,819
     8,131   Munchener Rueckversicherungs
              (19).............................     2,934,029
    36,390   Schering AG (23)..................     2,065,419
    23,400   Wella AG-PFD (10).................       996,101
                                                 ------------
                                                   13,697,573
                                                 ------------
             CANADA (6.4%)
     6,300   Anderson Exploration Ltd. (12)....       143,015
    41,425   Bonbardier Inc. CL B (21).........       639,347
     4,713   *C-MAC Industries Inc. (11).......       210,521
    29,450   *Descartes Systems Group Inc.
              (9)..............................       697,007
    39,442   Manulife Financial Corp. (19).....     1,234,576
    95,835   *Mosaic Group Inc. (9)............       619,754
    61,746   *Nortel Networks Corp. (29).......     1,986,229
    40,350   *Quebecor World (22)..............     1,011,474
    39,987   *Talisman Energy Inc. (12)........     1,483,567
                                                 ------------
                                                    8,025,490
                                                 ------------
             HONG KONG (4.4%)
   245,000   Cathay Pacific Airway (31)........       452,325
    24,665   China Mobile Ltd. ADR (29)........       669,038
   100,900   Comupter & Technology Hldgs.
              (9)..............................       546,563
   174,000   Dam Sing Financial Group (4)......       936,959
 2,205,000   First Pacific Co. (14)............       629,015
   404,500   MTR Corp. (31)....................       707,902
   113,000   Television Broadcasts Ltd. (22)...       593,997
   251,500   Wing Hang Bank Ltd. (4)...........       909,304
                                                 ------------
                                                    5,445,103
                                                 ------------
             SWITZERLAND (4.0%)
     6,572   ABB Ltd. (28).....................       701,373
     2,145   Clariant AG (7)...................       769,905
       509   Nestle SA (15)....................     1,188,620
     3,902   Zurich Financial Services (19)....     2,355,133
                                                 ------------
                                                    5,015,031
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES           FOREIGN COMMON STOCKS            VALUE
- -------------------------------------------------------------
             DENMARK (3.9%)
    14,303   Carlsberg A/S CL B (15)...........  $    843,293
    74,979   GN Store Nord AS (29).............     1,312,985
    32,525   Novozymes A/S CL B (7)............       651,508
    11,387   Novo Nordisk A/S CL B (23)........     2,044,229
                                                 ------------
                                                    4,852,015
                                                 ------------
             NETHERLANDS (2.6%)
    12,826   KLM-Konin Luchtvaart Mattschappis
              (31).............................       295,289
    24,127   Koninklijke (Royal) Philips
              Electronis (11)..................       884,667
    19,028   Unilever (15).....................     1,205,153
    10,574   Van Der Moolen Holdings (14)......       906,199
                                                 ------------
                                                    3,291,308
                                                 ------------
             SPAIN (2.6%)
    62,234   Altadis SA (10)...................       964,941
    29,382   Corporacion Mapfre (19)...........       560,488
    99,875   Telefonica SA (29)................     1,651,805
                                                 ------------
                                                    3,177,234
                                                 ------------
             AUSTRALIA (1.7%)
    68,300   Broken Hill Property Co. Ltd.
              (33).............................       721,469
    85,161   News Corp. Ltd. ADR (22)..........       664,384
    23,350   News Corp. Ltd. (22)..............       753,038
                                                 ------------
                                                    2,138,891
                                                 ------------
             SWEDEN (1.5%)
   113,155   Ericsson LM-B (29)................     1,288,165
    97,709   *Readsoft AB (9)..................       558,751
                                                 ------------
                                                    1,846,916
                                                 ------------
             IRELAND (1.1%)
    28,600   Elan Corp. PLC ADR (23)...........     1,338,838
                                                 ------------
             MEXICO (1.1%)
    29,500   *Telefonos de Mexico-SP ADR
              (29).............................     1,331,188
                                                 ------------
             NORWAY (1.0%)
    48,200   *Petroleum Geo Services ADR
              (12).............................       641,663
    12,300   Smedvig ASA-A Shares (12).........       117,513
    67,200   Smedvig ASA-B Shares (12).........       542,663
                                                 ------------
                                                    1,301,839
                                                 ------------

                                                    MARKET
  SHARES           FOREIGN COMMON STOCKS            VALUE
- -------------------------------------------------------------
             SINGAPORE & MALAYSIA (0.8%)
   131,400   United Overseas Bank (4)..........  $    985,121
                                                 ------------
             ISRAEL (0.6%)
     9,674   Card-Guard Scientific Survival
              (23).............................       627,522
     6,900   Geo Interactive Meida Group (9)...        75,485
                                                 ------------
                                                      703,007
                                                 ------------
             TAIWAN (0.5%)
    33,000   *Taiwan Semiconductor ADR (11)....       569,250
                                                 ------------
             SOUTH KOREA (0.5%)
     2,800   *SK Telecom (29)..................       560,000
                                                 ------------
             BRAZIL (0.1%)
    35,600   *Usinas Siderurgicas de M
              Preference (25)..................       160,291
                                                 ------------
             PORTUGAL (0.0%)
     5,284   Portugal Telecom SA (29)..........        48,362
                                                 ------------
             BELGIUM (0.0%)
       473   Telindus Group (29)...............             4
                                                 ------------
             TOTAL FOREIGN COMMON STOCKS
              (91.8%) (COST $115,102,800)......  $114,274,811
                                                 ------------

   FACE                                             MARKET
  AMOUNT           REPURCHASE AGREEMENTS            VALUE
- -------------------------------------------------------------
             FINANCIAL SERVICES (7.0%)
$8,743,000   State Street Bank 7.250% due
              1/2/01 repurchase price
              $8,749,946 collateralized by U.S.
              Treasury Bond, 7.250%, due
              8/15/22, Market Value $8,888,757,
              Face Value $7,210,000............  $  8,743,000
                                                 ------------
             TOTAL REPURCHASE AGREEMENTS (7.0%)
              (COST $8,743,000)................  $  8,743,000
                                                 ------------
             TOTAL HOLDINGS (98.8%) (COST
              $123,845,800) (a)................  $123,017,811
                                                 ------------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (1.2%)...............     1,529,460
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $124,547,271
                                                 ============

- ---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs from cost for federal income tax purposes by $5,476,294.
 AB  Aktiebolag (Swedish Stock Company)
ADR (American depository receipt) represents ownership of foreign securities.
 AG  Aktiengesellschaft (West German Stock Co.)
PLC  Public Limited Company
 SA  Societe Anonyme (French Corp.) or Sociedad Anonima (Spanish
     Corp.)

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

INDUSTRY CLASSIFICATIONS

 (1)  Aerospace
 (2)  Appliances & Household
      Durables
 (3)  Automotive
 (4)  Banking
 (5)  Building/Construction
 (6)  Capital Goods
 (7)  Chemicals
 (8)  Communications
 (9)  Computer & Related
(10)  Consumer Products
(11)  Electrical & Electronics
(12)  Energy and Oil
(13)  Entertainment & Leisure
(14)  Finance
(15)  Food & Beverage
(16)  Forest & Paper Products
(17)  Governmental
(18)  Hotels
(19)  Insurance
(20)  Machinery
(21)  Manufacturing
(22)  Media & Publishing
(23)  Medical & Health Care
(24)  Metal & Mining
(25)  Plastics
(26)  Real Estate
(27)  Retailing
(28)  Services
(29)  Telecommunications
(30)  Textile
(31)  Transportation
(32)  Utilities
(33)  Diversified
(34)  Miscellaneous

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $123,845,800)...........  $123,017,811
  Unrealized gain on forward currency
    contracts (note 5).....................       152,205
  Receivable for securities sold...........     2,837,108
  Receivable for fund shares sold..........        33,104
  Dividends and accrued interest
    receivable.............................       548,076
  Other....................................           980
                                             ------------
    Total assets...........................   126,589,284
                                             ------------
Liabilities:
  Cash overdraft...........................       240,651
  Unrealized loss on forward currency
    contracts (note 5).....................       344,195
  Payable for securities purchased.........       933,361
  Payable for fund shares redeemed.........       350,104
  Payable for investment management
    services (note 3)......................        88,039
  Other accrued expenses...................        85,663
                                             ------------
    Total liabilities......................     2,042,013
                                             ------------
Net assets at market value.................  $124,547,271
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 10,519,799
  Paid-in capital in excess of par value...   120,459,460
  Net unrealized appreciation
    (depreciation) on:
    Investments (note 1)...................      (827,989)
    Foreign currency related
      transactions.........................        64,283
    Forward currency contracts (note 5)....      (191,990)
  Distributions in excess of net realized
    gains on investments (note 1)..........    (5,476,292)
                                             ------------
Net assets at market value.................  $124,547,271
                                             ============
Shares outstanding (note 4)................    10,519,799
Net asset value per share..................  $      11.84
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest..................................  $    496,560
  Dividends (net of $260,500 foreign taxes
    withheld)...............................     1,122,061
                                              ------------
    Total investment income.................     1,618,621
                                              ------------
Expenses:
  Management fees (note 3)..................     1,419,725
  Accounting, custody, and transfer agent
    fees (note 3)...........................       422,000
  Directors' fees (note 3)..................         3,500
  Professional fees.........................         8,700
  Printing..................................        21,288
  Filing....................................         8,000
  Other.....................................         2,472
                                              ------------
    Total expenses..........................     1,885,685
    Less fees waived (note 3)...............       (85,963)
                                              ------------
    Net expenses............................     1,799,722
                                              ------------
    Net investment loss.....................      (181,101)
                                              ------------
Realized and unrealized gain (loss) on
  investments and foreign currency:
  Net realized gain (loss) from:
    Investments.............................    32,615,352
    Forward currency related transactions...    (1,381,981)
  Net change in unrealized appreciation
    (depreciation) on:
    Investments.............................   (65,832,022)
    Foreign currency related transactions...       103,936
                                              ------------
  Net loss on investments...................   (34,494,715)
                                              ------------
  Net decrease in net assets from
    operations..............................  $(34,675,816)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEARS ENDED
                                                              ---------------------------
                                                                  2000           1999
                                                              ------------   ------------
From operations:
  Net investment loss.......................................  $   (181,101)  $   (190,997)
  Realized gain (loss) on investments and foreign currency
    transactions............................................    31,233,371     (4,215,702)
  Unrealized appreciation (depreciation) on investments and
    foreign currency transactions...........................   (65,728,086)    75,219,428
                                                              ------------   ------------
      Net increase (decrease) in net assets from
       operations...........................................   (34,675,816)    70,812,729
                                                              ------------   ------------
Dividends and distributions to shareholders:
  Capital gains.............................................   (31,464,751)             0
  Distributions in excess of capital gains..................    (5,494,477)             0
  Return of capital.........................................      (199,286)             0
                                                              ------------   ------------
      Total dividends and distributions.....................   (37,158,514)             0
From capital share transactions (note 4):
  Received from shares sold.................................    85,947,744     13,371,176
  Received from dividends reinvested........................    37,158,514             --
  Paid for shares redeemed..................................   (99,765,185)   (51,458,009)
                                                              ------------   ------------
    Decrease in net assets derived from capital share
     transactions...........................................    23,341,073    (38,086,833)
                                                              ------------   ------------
      Increase (decrease) in net assets.....................   (48,493,257)    32,725,896
Net Assets:
  Beginning of period.......................................   173,040,528    140,314,632
                                                              ------------   ------------
  End of period.............................................  $124,547,271   $173,040,528
                                                              ============   ============

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2000       1999       1998       1997       1996
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................  $21.51     $12.86     $13.39     $15.49     $14.38
Income (loss) from investment operations:
  Net investment income (loss)..............................   (0.02)     (0.02)      0.32       0.28       0.25
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions...........................   (4.74)      8.67       0.23       0.08       1.76
                                                              ------     ------     ------     ------     ------
    Total income (loss) from investment operations..........   (4.76)      8.65       0.55       0.36       2.01
                                                              ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................    0.00       0.00      (0.32)     (0.37)     (0.25)
  Distributions from net realized capital gains and foreign
    currency related transaction............................   (4.16)      0.00      (0.75)     (2.09)     (0.65)
  Distributions in excess of net realized capital gains and
    foreign currency related transaction....................   (0.73)      0.00      (0.01)      0.00       0.00
  Return of capital.........................................   (0.02)      0.00       0.00       0.00       0.00
                                                              ------     ------     ------     ------     ------
    Total distributions.....................................   (4.91)      0.00      (1.08)     (2.46)     (0.90)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period..............................  $11.84     $21.51     $12.86     $13.39     $15.49
                                                              ======     ======     ======     ======     ======
Total return................................................  (22.20)%    67.40%      3.88%      2.11%     14.48%
Ratios and supplemental data:
  Ratios net of fees waived by Adviser:
    Ratio of expenses to average net assets.................    1.14%      1.21%      1.17%      1.22%      1.15%
    Ratio of net investment income (loss) to average net
     assets.................................................   (0.11)%    (0.15)%     2.31%      1.82%      1.64%
  Ratios assuming no fees waived by Adviser:
    Ratio of expenses to average net assets.................    1.20%      1.26%      1.17%      1.22%      1.15%
Portfolio turnover rate.....................................     243%       338%        22%        24%        14%
Net assets at end of period (millions)......................  $124.5     $173.0     $140.3     $156.0     $137.3

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 OBJECTIVE

The Capital Appreciation Portfolio seeks maximum capital growth by investing primarily in common stocks.

 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:

One year                                     31.50%
Three year                                   14.03%
Five year                                    14.60%
Since inception (4/30/94)                    14.97%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the year, exceptional stock selection across most sectors, most notably financials, capital goods and health care, benefited the portfolio. Financials comprised the second largest weighting for the Fund in 2000, with holdings such as Allstate and XL Capital prospering from a renewed pricing cycle in property and casualty insurance and demutualizations in life insurance stocks such as John Hancock. Capital goods performed well, bolstered by aerospace and defense stocks on the belief that government would increase defense spending. Health care, despite a smaller weighting within the portfolio, had an outstanding year, propelled by an increase in public and private pricing which drove earnings growth. The portfolio's large exposure to basic materials created a drag on performance, with these stocks not performing well until fourth quarter.

Growth in early 2001, could be well below trend if a necessary inventory correction occurs. By fall of 2001, imbalances could be corrected and the market could then return to more normal growth patterns. Most important is the Fed's recognition of the slowing U.S. economy and subsequent moving in early January to an easing strategy for interest rates. In mid-2001, the year-to-year earnings comparisons could move into even more comfortable territory, being measured against the earnings shortfalls that began in summer 2000. We have taken advantage of low valuations in some technology companies to add positions in strong companies with compelling valuations. We feel these companies will benefit should the US economy stabilize later in 2001. We remain positive on financial stocks, particularly insurance, as we feel these stocks are only beginning a multi-year price cycle. We will also remain focused on basic materials and energy as many stocks in these industries have positive fundamentals and earnings outlooks.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                              CAPITAL APPRECIATION (COMMENCED
                                                                 OPERATIONS APRIL 30, 1994)                 S&P INDEX
                                                              -------------------------------               ---------
4/94                                                                        10000                              10000
                                                                             9975                               9658
'94                                                                       10452.8                            10131.2
                                                                            11865                            12172.7
'95                                                                       12816.6                            13923.1
                                                                          13688.1                            15343.3
'96                                                                       14835.1                            17136.9
                                                                          16014.5                              20650
'97                                                                       17089.1                            22834.7
                                                                          18032.4                            26878.8
'98                                                                       18099.1                            29359.7
                                                                          19621.3                            32994.4
'99                                                                       19268.1                            35538.3
                                                                          19888.5                            35385.5
'00                                                                         25336                            32299.8

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Conoco Inc. CL A                       2.8
 2.  Pall Corporation                       2.5
 3.  Boise Cascade Corporation              2.4
 4.  Knight Ridder Inc.                     2.3
 5.  Diebold Inc.                           2.2
 6.  Diamond Offshore Drilling              2.1
 7.  Sabre Holdings Corporation             2.0
 8.  Millipore Corporation                  1.9
 9.  Fleet Boston Financial
     Corporation                            1.9
10.  Temple-Inland Inc.                     1.8

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Oil, Energy and Natural Gas            12.5
 2.  Insurance Services                     12.2
 3.  Manufacturing                           6.3
 4.  Forestry and Paper Products             5.8
 5.  Computer and Related                    5.3

- ---------------

  *  Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
- -------------------------------------------------------------
             AGRICULTURAL (1.5%)
    38,300   Monsato Co. .......................  $ 1,036,494
                                                  -----------
             AUTOMOTIVE & RELATED (2.3%)
    25,800   *Autozone Inc. ....................      735,300
    40,000   *Lear Corp. .......................      992,500
                                                  -----------
                                                    1,727,800
                                                  -----------
             BANKING (3.6%)
    11,000   Chase Manhattan Corp. .............      499,812
    38,000   Fleet Boston Financial Corp. ......    1,427,375
    25,800   U.S. Bancorp ......................      753,038
                                                  -----------
                                                    2,680,225
                                                  -----------
             BUSINESS SERVICES (3.9%)
    27,300   Manpower Inc. .....................    1,037,400
    85,700   Pall Corp. ........................    1,826,481
                                                  -----------
                                                    2,863,881
                                                  -----------
             CHEMICALS (3.4%)
    75,300   Crompton Corp. ....................      790,650
    43,100   Englehard Corp. ...................      878,163
    18,300   Praxair Inc. ......................      812,062
                                                  -----------
                                                    2,480,875
                                                  -----------
             COMMUNICATIONS (0.7%)
    37,400   *Worldcom Inc. ....................      523,600
                                                  -----------
             COMPUTER & RELATED (5.3%)
    33,400   *Dell Computer ....................      582,412
    47,700   Diebold Inc. ......................    1,591,988
    52,300   *Parametric Technology Corp. ......      702,781
    73,330   *Unisys Corp. .....................    1,072,013
                                                  -----------
                                                    3,949,194
                                                  -----------
             ELECTRICAL EQUIPMENT (2.0%)
    47,900   *General Motors Corp. CL H ........    1,101,700
    19,900   *Gentex Corp. .....................      370,637
                                                  -----------
                                                    1,472,337
                                                  -----------
             ENTERTAINMENT & LEISURE (2.0%)
    34,700   *Sabre Holdings Corp. .............    1,496,437
                                                  -----------
             FINANCIAL SERVICES (1.9%)
     9,900   American General Corp. ............      806,850
     8,300   USA Education Inc. ................      564,400
                                                  -----------
                                                    1,371,250
                                                  -----------
             FORESTRY & PAPER PRODUCTS (5.8%)
    52,900   Boise Cascade Corp. ...............    1,778,763
    96,000   *Pactiv Corp. .....................    1,188,000
    25,300   Temple-Inland Inc. ................    1,356,712
                                                  -----------
                                                    4,323,475
                                                  -----------
             HOTEL/LODGING (1.4%)
   100,500   Hilton Hotels Corp. ...............    1,055,250
                                                  -----------
             HOUSEHOLD PRODUCTS (0.9%)
    21,500   Valspar Corp. .....................      691,870
                                                  -----------

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
- -------------------------------------------------------------
             INSURANCE SERVICES (12.2%)
    28,700   Allstate Corp. ....................  $ 1,250,244
    21,100   American Financial Group ..........      560,469
    30,800   Aon Corp. .........................    1,054,900
    29,400   CNA Financial Corp. ...............    1,139,250
    17,000   Hartford Financial Services
              Grp. .............................    1,200,625
    31,000   John Hancock Financial Services ...    1,166,375
    17,200   Lincoln National Corp. ............      813,775
    22,700   Safeco Corp. ......................      746,263
    12,700   XL Capital Ltd. CL A ..............    1,109,662
                                                  -----------
                                                    9,041,563
                                                  -----------
             MANUFACTURING (6.3%)
    15,000   *FMC Corp. ........................    1,075,312
    14,300   ITT Industries Inc. ...............      554,125
    10,000   Parker Hannifin Corp. .............      441,250
    33,900   *Polo Ralph Lauren Corp. ..........      756,394
    19,600   Rockwell Intl Corp. ...............      933,450
    74,500   Solutia Inc. ......................      894,000
                                                  -----------
                                                    4,654,531
                                                  -----------
             MEDIA & PUBLISHING (5.1%)
    29,600   Knight Ridder Inc. ................    1,683,500
    21,500   New York Times Co. CL A ...........      861,344
    28,300   Tribune Co. .......................    1,195,675
                                                  -----------
                                                    3,740,519
                                                  -----------
             MEDICAL & RELATED (4.2%)
    20,800   American Home Products Corp. ......    1,321,840
    48,800   *Caremark Rx Inc. .................      661,850
    25,900   HCA-The Healthcare Corp. ..........    1,139,859
                                                  -----------
                                                    3,123,549
                                                  -----------
             METALS & MINING (2.3%)
    38,600   Newmont Mining Corp. ..............      658,613
     2,400   *Stillwater Mining Co. ............       94,440
    53,200   USX-U.S. Steel Group ..............      957,600
                                                  -----------
                                                    1,710,653
                                                  -----------
             OIL, ENERGY & NATURAL GAS (11.1%)
    15,300   Burlington Resources Inc. .........      772,650
    71,600   Conoco Inc. CL A ..................    2,049,550
    38,800   Diamond Offshore Drilling .........    1,552,000
    22,200   Millipore Corp. ...................    1,398,600
    44,200   USX-Marathon Group ................    1,226,550
    32,200   Unocal Corp. ......................    1,245,738
                                                  -----------
                                                    8,245,088
                                                  -----------
             RETAIL (3.7%)
    35,000   Federated Department Stores
              Inc. .............................    1,225,000
    32,800   Nordstrom Inc. ....................      596,550
    92,300   *Saks Inc. ........................      923,000
                                                  -----------
                                                    2,744,550
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
- -------------------------------------------------------------
             SEMICONDUCTOR MANUFACTURING (2.3%)
    29,300   *Intl. Rectifier Corp. ............  $   879,000
    39,900   *National Semiconductor Corp. .....      802,987
                                                  -----------
                                                    1,681,987
                                                  -----------
             TELECOMMUNICATIONS & CELLULAR (0.4%)
    21,200   *Global Crossing Ltd. .............      303,425
                                                  -----------
             TRANSPORTATION & EQUIPMENT (3.7%)
    31,600   *AMR Corp. ........................    1,238,325
     9,500   *CNF Inc. .........................      321,219
    17,800   *EGL Inc. .........................      426,087
    44,100   Ryder System Inc. .................      733,163
                                                  -----------
                                                    2,718,794
                                                  -----------
             TOTAL U.S. COMMON STOCKS (86.0%)
              (COST $55,382,307) ...............  $63,637,347
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
- -------------------------------------------------------------
             CANADA (1.5%)
             METALS & MINING (1.0%)
    21,200   Alcan Aluminium Ltd. ..............  $   724,775
                                                  -----------
             TELECOMMUNICATIONS & CELLULAR (0.5%)
    11,200   Cable & Wireless PLC SP ADR .......      446,600
                                                  -----------
             TOTAL CANADA                         $ 1,171,375
                                                  -----------
             CAYMAN ISLANDS (2.1%)
             COMMUNICATIONS (0.7%)
    26,200   *Garmin Ltd. ......................      517,450
                                                  -----------
             OIL, ENERGY & NATURAL GAS (1.4%)
    34,000   *Triton Energy Ltd. ...............    1,020,000
                                                  -----------
             TOTAL CAYMAN ISLANDS                 $ 1,537,450
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
- -------------------------------------------------------------
             ISRAEL (0.7%)
             AEROSPACE (0.7%)
    19,000   *Gilat Satellite Networks Ltd. ....  $   484,500
                                                  -----------
             LUXEMBOURG (0.8%)
             TELECOMMUNICATIONS (0.8%)
    24,600   *Millicom Intl. Cellular S.A. .....      565,800
                                                  -----------
             IRELAND (1.5%)
             PAPER & RELATED (1.5%)
    57,100   Jefferson Smurfit Grp. PLC ADR ....    1,113,450
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS (6.6%)
              (COST $5,176,557) ................  $ 4,872,575
                                                  -----------
             TOTAL COMMON STOCKS (92.6%)
              (COST $60,558,864) ...............  $68,509,922
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES               VALUE
- -------------------------------------------------------------
             FINANCE (7.4%)
$2,460,000   American Express Cedit Corp. 5.75%
              1/2/01 ...........................  $ 2,460,000
 3,000,000   General Electric Capital Corp.
              5.900% 1/2/01 ....................    3,000,000
                                                  -----------
                                                    5,460,000
                                                  -----------
             TOTAL SHORT-TERM NOTES (7.4%)
              (COST $5,460,000) ................  $ 5,460,000
                                                  -----------
             TOTAL HOLDINGS (100.0%)
              (COST $66,018,864) (a) ...........  $73,969,922
                                                  -----------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (0.0%) ...............       14,354
                                                  -----------
             TOTAL NET ASSETS (100.0%) .........  $73,984,276
                                                  ===========

- ---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs from cost for federal income tax purposes by $266,064.
ADR (American depository receipt) represents ownership of foreign securities.
PLC  Public Limited Company

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $66,018,864) ............  $73,969,922
  Cash in bank .............................           32
  Receivable for securities sold ...........      601,643
  Receivable for fund shares sold ..........        4,977
  Dividends and accrued interest
    receivable .............................       43,266
  Other ....................................        2,424
                                              -----------
    Total assets ...........................   74,622,264
                                              -----------
Liabilities:
  Payable for securities purchased .........      553,851
  Payable for fund shares redeemed .........        7,787
  Payable for investment management services
    (note 3) ...............................       46,917
  Other accrued expenses ...................       29,433
                                              -----------
    Total liabilities ......................      637,988
                                              -----------
Net assets at market value .................  $73,984,276
                                              ===========
Net assets consist of:
  Par value, $1 per share ..................  $ 5,267,032
  Paid-in capital in excess of par value ...   60,591,183
  Accumulated net realized gain on
    investments (note 1) ...................      169,321
  Net unrealized appreciation on investments
    (note 1) ...............................    7,951,058
  Undistributed net investment income ......        5,682
                                              -----------
Net assets at market value .................  $73,984,276
                                              ===========
Shares outstanding (note 4) ................    5,267,032
Net asset value per share ..................  $     14.05
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest .................................  $   204,412
  Dividends ................................      858,525
                                              -----------
    Total investment income ................    1,062,937
                                              -----------
Expenses:
  Management fees (note 3) .................      494,220
  Custodian fees (note 3) ..................       11,727
  Directors' fees (note 3) .................        1,400
  Professional fees ........................        8,101
  Accounting and transfer agent fees .......       42,293
  Printing .................................        9,000
  Filing ...................................        3,500
  Other ....................................       22,660
                                              -----------
    Total expenses .........................      592,901
                                              -----------
    Net investment income ..................      470,036
                                              -----------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain from investments .......    8,462,848
  Net increase in unrealized appreciation/
    (depreciation) on investments ..........    8,312,538
                                              -----------
  Net gain on investments ..................   16,775,386
                                              -----------
  Net increase in net assets from
    operations .............................  $17,245,422
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEARS ENDED
                                                              ---------------------------
                                                                  2000           1999
                                                              ------------   ------------
From operations:
  Net investment income ....................................  $    470,036   $  2,109,910
  Realized gain on investments .............................     8,462,848      6,044,556
  Unrealized appreciation (depreciation) on investments ....     8,312,538     (3,470,618)
                                                              ------------   ------------
      Net increase in net assets from operations ...........    17,245,422      4,683,848
                                                              ------------   ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income ................      (472,021)    (2,102,848)
  Capital gains distributions ..............................    (8,285,206)    (5,994,413)
                                                              ------------   ------------
      Total dividends and distributions ....................    (8,757,227)    (8,097,261)
                                                              ------------   ------------
From capital share transactions (note 4):
  Received from shares sold ................................     6,815,814      8,091,987
  Received from dividends reinvested .......................     8,757,227      8,097,261
  Paid for shares redeemed .................................   (14,695,642)   (24,674,975)
                                                              ------------   ------------
      Increase (decrease) in net assets derived from capital
       share transactions ..................................       877,399     (8,485,727)
                                                              ------------   ------------
         Increase (decrease) in net assets .................     9,365,594    (11,899,140)
Net Assets:
  Beginning of period ......................................    64,618,682     76,517,822
                                                              ------------   ------------
  End of period (a) ........................................  $ 73,984,276   $ 64,618,682
                                                              ============   ============
(a) Includes undistributed net investment income of ........  $      5,682   $      7,667
                                                              ============   ============

 FINANCIAL HIGHLIGHTS

                                                                            YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                               2000         1999       1998       1997       1996
                                                              ------       ------     ------     ------     ------
Per share data:
Net asset value, beginning of period .......................  $12.11       $12.92     $13.53     $12.93     $11.99
Income from investment operations:
  Net investment income ....................................    0.10         0.39       0.34       0.39       0.48
  Net realized and unrealized gain on investments ..........    3.69         0.42       0.46       1.48       1.31
                                                              ------       ------     ------     ------     ------
    Total income from investment operations ................    3.79         0.81       0.80       1.87       1.79
                                                              ------       ------     ------     ------     ------
Less distributions:
  Dividends from net investment income .....................   (0.10)       (0.39)     (0.34)     (0.46)     (0.44)
  Distributions from net realized capital gains ............   (1.75)       (1.23)     (1.06)     (0.81)     (0.41)
  Distributions in excess of capital gains .................    0.00         0.00      (0.01)      0.00       0.00
                                                              ------       ------     ------     ------     ------
    Total distributions ....................................   (1.85)       (1.62)     (1.41)     (1.27)     (0.85)
                                                              ------       ------     ------     ------     ------
Net asset value, end of period .............................  $14.05       $12.11     $12.92     $13.53     $12.93
                                                              ======       ======     ======     ======     ======
Total return ...............................................    31.0%        6.46%      5.91%     15.19%     15.75%
Ratios and supplemental data:
  Ratio of expenses to average net assets ..................    0.96%        0.95%      0.93%      0.95%      0.97%
  Ratio of net investment income to average net assets .....    0.76%        2.94%      2.52%      2.88%      3.90%
Portfolio turnover rate ....................................     230%          34%        45%        41%        37%
Net assets at end of period (millions) .....................  $ 74.0       $ 64.6     $ 76.5     $ 59.8     $ 38.3

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 OBJECTIVE

The Small Cap Portfolio seeks maximum capital growth by investing primarily in common stocks of small- and medium-size companies.

 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:

One year                                   -11.22%
Three year                                  26.55%
Five year                                   20.94%
Since inception (4/30/94)                   23.91%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

In 2000, market volatility was the norm. Early in the year, we saw the NASDAQ Composite Index reach the 5,000 mark, only to watch these gains suddenly disappear as investor confidence in stock valuations gave way to uncertainty. Growth stocks of all sizes were especially vulnerable in this environment, with evidence of a slowing economy, interest rate increases by the Federal Reserve Board, and disappointing earnings announcements all combining to precipitate substantial declines. In fact, it was a year distinguished by the largest discrepancy ever between returns for small-cap growth investments and those for small-cap value investments. Indeed, the Russell 2000 Growth Index was down
- -22.43% for the year, while the Russell 2000 Value Index gained 22.83%.

As a growth-oriented fund, the Ohio National Small-Cap Portfolio struggled under these conditions, losing -11.22% in 2000 while the Fund's benchmark, the Russell 2000 Index, fell -3.02%. The Fund's underperformance was the result of poor showings from holdings in the consumer cyclical, retail, and technology sectors. Tech companies in the Fund were particularly hard-hit late in the year, when investors' concerns of a capital spending slowdown in the telecom sector led to disappointing performance from a number of holdings representing this area.

In spite of the year's many obstacles, we pressed on with our disciplined, bottom-up research, which led us to some standout performers. Specifically, strong stock selection in the healthcare sector proved beneficial. We also became very focused in 2000 on earnings visibility, seeking companies that we believe can continue to meet or exceed estimates.

Meanwhile, we took advantage of 2000's declines by purchasing fundamentally strong tech companies that, until this past year, did not meet our valuation criteria. By continuing to search for these types of "bargains, while also adding new positions to the Fund that we view as less economically sensitive -- such as restaurants and hospitals -- we feel that the Fund will be strategically positioned going forward.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                               SMALL CAP PORTFOLIO (COMMENCED
                                                                 OPERATIONS APRIL 30, 1994)             RUSSELL 2000 INDEX
                                                               ------------------------------           ------------------
4/94                                                                      10000.00                           10000.00
                                                                          10144.00                            9554.00
'94                                                                       12126.10                           10026.00
                                                                          14236.10                           11471.70
'95                                                                       16129.50                           12878.10
                                                                          18455.40                           14212.30
'96                                                                       18986.90                           15002.50
                                                                          18979.30                           16532.80
'97                                                                       20594.40                           18343.10
                                                                          21372.90                           19309.80
"98                                                                       22770.70                           17933.00
                                                                          30341.90                           19597.20
'99                                                                       47011.80                           21745.00
                                                                          56813.70                           22403.90
'00                                                                       41741.00                           21104.50

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Russell 2000 Index represents the 2000 smallest companies in the Russell 3000 Index.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO (CONTINUED)

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Shaw Group Inc.                        4.0
 2.  Albany Molecular Research              2.4
 3.  Harris Corp.                           2.4
 4.  Veritas DG Inc.                        2.3
 5.  DMC Stratex Networks Inc.              2.3
 6.  Quanta Services Inc.                   2.2
 7.  Macrovision Corporation                2.2
 8.  CEC Entertainment Inc.                 2.2
 9.  CYTYC Corporation                      2.1
10.  National Oilwell Inc.                  2.0

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Medical and Related                    10.5
 2.  Electronic Components                   7.5
 3.  Retail                                  6.7
 4.  Computer and Related                    6.6
 5.  Telecommunications and
     Cellular                                6.0

- ---------------

  *  Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                     MARKET
  SHARES              U.S. COMMON STOCKS             VALUE
- --------------------------------------------------------------
              AEROSPACE (0.7%)
     67,200   *The Titan Corp. .................  $  1,092,000
                                                  ------------
              AGRICULTURAL BIOTECHNOLOGY (0.4%)
     22,350   *Eden Bioscience Technology ......       669,103
                                                  ------------
              BATTERIES (0.3%)
     53,900   *Valence Technology Inc. .........       501,944
                                                  ------------
              BUSINESS SERVICES (5.0%)
     10,625   *Aether Systems Inc. .............       415,703
     59,650   *Corp Executive Board ............     2,372,019
     79,725   *Teletech Holdings Inc. ..........     1,464,947
    112,300   *Vertitas DG Inc. ................     3,627,290
                                                  ------------
                                                     7,879,959
                                                  ------------
              CHEMICALS (2.4%)
     62,575   *Albany Molecular Research .......     3,856,184
                                                  ------------
              COMMUNICATIONS (1.3%)
     84,274   *Spectrasite Holdings Inc. .......     1,116,630
     25,500   *Wireless Facilities .............       924,375
                                                  ------------
                                                     2,041,005
                                                  ------------
              COMPUTER & RELATED (6.6%)
     18,375   *Adept Technology Inc. ...........       266,437
     71,855   *Braun Consulting Inc. ...........       264,965
     37,350   *CDW Computer Centers Inc. .......     1,041,131
     38,025   *Documentum Inc. .................     1,889,367
    159,230   *Insight Enterprises Inc. ........     2,856,188
     36,925   *Maugistics Group ................     2,104,725
     13,625   *Mercury Interactive Corp. .......     1,229,656
     77,325   *Secure Computing Corp. ..........       763,584
                                                  ------------
                                                    10,416,053
                                                  ------------
              CONSULTING SERVICES (2.3%)
     58,700   *Management Network Group Inc. ...       697,063
     27,225   *Professional Detailing Inc. .....     2,879,469
                                                  ------------
                                                     3,576,532
                                                  ------------
              ELECTRICAL EQUIPMENT (1.0%)
     10,925   *Capsone Turbine Corp. ...........       305,900
    139,368   *Remec Inc. ......................     1,341,417
                                                  ------------
                                                     1,647,317
                                                  ------------
              ELECTRICAL SERVICES (3.9%)
     74,618   *Dycom Industries ................     2,681,584
    109,000   *Quanta Services Inc. ............     3,508,438
                                                  ------------
                                                     6,190,022
                                                  ------------
              ELECTRONIC COMPONENTS (7.5%)
     85,450   *AXT Inc. ........................     2,825,191
     23,500   *Astropower Inc. .................       738,881
     52,275   *Brooks Automation Inc. ..........     1,466,967
     60,800   *Cree Research Inc. ..............     2,160,300
     54,185   *Emcore Corp. ....................     2,546,695
     54,475   Methode Electronics ..............     1,249,520
     65,600   *TTM Technologies ................       930,700
                                                  ------------
                                                    11,918,254
                                                  ------------

                                                     MARKET
  SHARES              U.S. COMMON STOCKS             VALUE
- --------------------------------------------------------------
              FOOD & RELATED (0.7%)
     21,125   *Performance Food Group ..........  $  1,082,986
                                                  ------------
              HEALTH CARE & RELATED (2.3%)
     39,100   *Community Health Systems ........     1,368,500
     29,575   *Lifepoint Hospitals .............     1,482,447
     20,475   *Providence Healthcare ...........       806,203
                                                  ------------
                                                     3,657,150
                                                  ------------
              INDUSTRIAL SERVICES (4.6%)
     22,175   *Insituform Technologies .........       884,228
    126,430   *Shaw Group Inc. .................     6,321,500
                                                  ------------
                                                     7,205,728
                                                  ------------
              INTERNET SOFTWARE & SERVICES (5.0%)
     99,850   *Keystone System Inc. ............     1,416,622
     29,675   *Saba Software Inc. ..............       467,381
    142,050   *Sonicwall Inc. ..................     2,308,312
     48,950   *Watchguard Technologies Inc. ....     1,548,044
     73,925   *Webtrends Corp. .................     2,139,205
                                                  ------------
                                                     7,879,564
                                                  ------------
              LASER/COMPONENTS (0.5%)
    108,725   *GSI Lumonics Inc. ...............       869,800
                                                  ------------
              MACHINERY (2.0%)
     80,225   *National Oilwell Inc. ...........     3,103,705
                                                  ------------
              MANUFACTURING (1.0%)
    100,475   *Concord Camera Corp. ............     1,657,838
                                                  ------------
              MEDIA & PUBLISHING (0.1%)
      8,100   *Entravision Communications ......       148,838
                                                  ------------
              MEDICAL & RELATED (10.5%)
     41,237   *Accredo Health Inc. .............     2,069,582
     11,825   *Alexion Pharmaceuticals .........       767,886
     52,475   *CYTYC Corp. .....................     3,282,967
     16,025   *Celgene Corp. ...................       520,812
     44,575   *Cephalon Inc. ...................     2,822,155
     30,825   *Cima Labs Inc. ..................     2,005,552
     79,575   *Discovery Partners Intl. ........       964,847
     13,100   *Myraid Genetics Inc. ............     1,084,025
     31,175   *Patterson Dental ................     1,056,053
     14,750   *Regeneron Pharmaceuticals .......       520,168
     41,425   *Zoll Medical Corp. ..............     1,452,464
                                                  ------------
                                                    16,546,511
                                                  ------------
              MOTION PICTURE & SERVICE (2.2%)
     46,200   *Macrovision Corp. ...............     3,419,522
                                                  ------------
              NETWORK PRODUCTS (0.3%)
     23,425   *IXIA ............................       535,847
                                                  ------------
              OIL, ENERGY & NATURAL GAS (2.8%)
     97,975   *Cal Drive International .........     2,608,584
     25,575   Helmrich & Payne .................     1,122,103
     39,150   *Syntroleum Corp. ................       665,550
                                                  ------------
                                                     4,396,237
                                                  ------------
              POWER CONV/SUPPLY EQUIPMENT (0.2%)
     28,825   *Proton Energy ...................       302,663
                                                  ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                     MARKET
  SHARES              U.S. COMMON STOCKS             VALUE
- --------------------------------------------------------------
              RENTAL EQUIPMENT (1.8%)
     82,825   *Rent-a-Center Inc. ..............  $  2,857,463
                                                  ------------
              RESTAURANTS (0.9%)
     97,950   Ruby Tuesday .....................     1,493,738
                                                  ------------
              RETAIL (6.7%)
    100,075   *CEC Entertainment Inc. ..........     3,415,059
     29,905   *Cost Plus Inc. California .......       878,459
     67,000   *Cracker Barrel ..................     1,218,563
     52,365   *Linens N Things .................     1,446,583
     47,975   *The Mens Wearhouse Inc. .........     1,307,319
     49,650   *Tweeter Home Entertainment
               Group ...........................       605,109
     77,450   *Ultimate Electronics Inc. .......     1,699,059
                                                  ------------
                                                    10,570,151
                                                  ------------
              SCHOOLS (1.1%)
     48,950   *Education Management Corp. ......     1,749,963
                                                  ------------
              SEMICONDUCTOR MANUFACTURER (1.1%)
     25,900   *American Superconductor .........       739,769
     68,550   *Therma-Wave Inc. ................       959,700
                                                  ------------
                                                     1,699,469
                                                  ------------
              TELECOMMUNICATIONS & CELLULAR (6.0%)
    125,375   Harris Corp. .....................     3,839,609
     60,125   *Lexent Inc. .....................     1,029,641
    102,825   *Mastec Inc. .....................     2,056,500
      5,225   *Optical Communications
               Products ........................        58,781
     32,225   *Tekelec .........................       966,750
     42,540   *Viasat Inc. .....................       558,338
     29,275   *Vyyo Inc. .......................       179,309
     51,825   *WJ Communications Inc. ..........       738,506
                                                  ------------
                                                     9,427,434
                                                  ------------
              THERAPEUTICS (1.2%)
     16,275   *Cell Therapeutics Inc. ..........       733,392
     40,775   *Praecis Pharmaceuticals Inc. ....     1,192,669
                                                  ------------
                                                     1,926,061
                                                  ------------
              TRANSPORTATION SERVICE & EQUIPMENT (1.1%)
     57,225   C.H. Robinson World ..............     1,799,011
                                                  ------------
              TRAVEL & VACATION SERVICES (1.1%)
     59,875   *Hotel Reservations Inc. .........     1,698,953
                                                  ------------
              WIRELESS EQUIPMENT (2.7%)
    244,104   *DMC Stratex Networks Inc. .......     3,661,560
     46,205   *Novatel Wireless Inc. ...........       571,810
                                                  ------------
                                                     4,233,370
                                                  ------------
              TOTAL U.S. COMMON STOCKS (87.3%)
               (COST $134,754,289) .............  $138,050,375
                                                  ------------

                                                     MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
- --------------------------------------------------------------
              CANADA (0.9%)
              COMPUTER SOFTWARE
     40,650   *Optimal Robotics Corp. ..........  $  1,364,316
                                                  ------------
              CAYMAN ISLANDS (0.8%)
              COMMUNICATIONS
     66,125   *Garmin ..........................     1,305,969
                                                  ------------
              NETHERLANDS (2.4%)
              OIL, ENERGY & NATURAL GAS
    104,500   *Core Laboratories ...............     2,834,563
                                                  ------------
              TOTAL FOREIGN COMMON STOCKS (3.5%)
               (COST $5,104,966) ...............  $  5,504,848
                                                  ------------
              TOTAL COMMON STOCKS (90.8%) (COST
               $139,859,255) ...................  $143,555,223
                                                  ------------

   FACE                                              MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
- --------------------------------------------------------------
              FINANCIAL (15.1%)
$23,903,000   Firstar 4.250% 1/2/01 repurchase
               price $23,914,133 collateralized
               by various government agency
               obligations Market Value:
               (24,379,065) Face Value:
               ($28,258,480) Due from: 5/2/14 to
               9/1/5/29 Interest from: 6.000% to
               7.492% ..........................  $ 23,903,000
                                                  ------------
              TOTAL REPURCHASE AGREEMENTS
               (15.1%) (COST $23,903,000) ......  $ 23,903,000
                                                  ------------
              TOTAL HOLDINGS (105.9%) (COST
               $163,762,255) (a) ...............  $167,458,223
              LIABILITIES, NET OF CASH &
               RECEIVABLES (-5.9%) .............    (9,412,987)
                                                  ------------
              TOTAL NET ASSETS (100.0%) ........  $158,045,236
                                                  ============

- ---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by $34,315.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $163,762,255) ..........  $167,458,223
  Cash in bank ............................           342
  Receivable for securities sold ..........     1,058,381
  Receivable for fund shares sold .........        78,510
  Dividends and accrued interest
    receivable ............................        12,397
  Other ...................................         2,362
                                             ------------
    Total assets ..........................   168,610,215
                                             ------------
Liabilities:
  Payable for securities purchased ........    10,204,392
  Payable for fund shares redeemed ........       214,438
  Payable for investment management
    services (note 3) .....................       102,697
  Other accrued expenses ..................        43,452
                                             ------------
    Total liabilities .....................    10,564,979
                                             ------------
Net assets at market value ................  $158,045,236
                                             ============
Net assets consist of:
  Par value, $1 per share .................  $  7,138,891
  Paid-in capital in excess of par
    value .................................   147,244,692
  Distribution in excess of net realized
    gains on investments (note 1) .........       (34,315)
  Net unrealized appreciation on
    investments (note 1) ..................     3,695,968
                                             ------------
Net assets at market value ................  $158,045,236
                                             ============
Shares outstanding (note 4) ...............     7,138,891
Net asset value per share .................  $      22.14
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest .................................  $    433,473
  Dividends ................................        86,301
                                              ------------
    Total investment income ................       519,774
                                              ------------
Expenses:
  Management fees (note 3) .................     1,483,802
  Custodian fees (note 3) ..................        38,526
  Directors' fees (note 3) .................         3,500
  Professional fees ........................        15,299
  Accounting and transfer agent fees .......       127,091
  Printing .................................        29,106
  Filing ...................................         8,500
  Other ....................................        10,015
                                              ------------
    Total expenses .........................     1,715,839
                                              ------------
    Net investment loss ....................    (1,196,065)
                                              ------------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain from investments .......    33,702,064
  Net decrease in unrealized appreciation
    (depreciation) on investments ..........   (53,403,767)
                                              ------------
  Net loss on investments ..................   (19,701,703)
                                              ------------
  Net decrease in net assets from
    operations .............................  $(20,897,768)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                        YEARS ENDED
                                                                ----------------------------
                                                                    2000            1999
                                                                ------------    ------------
From operations:
  Net investment loss ......................................    $ (1,196,065)   $   (641,905)
  Realized gain on investments .............................      33,702,064      49,188,742
  Unrealized appreciation (depreciation) on investments ....     (53,403,767)     36,969,442
                                                                ------------    ------------
      Net increase (decrease) in net assets from
       operations ..........................................     (20,897,768)     85,516,279
                                                                ------------    ------------
Dividends and distributions to shareholders:
  Capital gains distributions ..............................      34,574,485     (42,956,147)
  Return of capital.........................................         440,600              --
                                                                ------------    ------------
  Total dividends and distributions.........................     (35,015,085)    (42,956,147)
                                                                ------------    ------------
From capital share transactions (note 4):
  Received from shares sold ................................      30,620,205      22,600,298
  Received from dividends reinvested .......................      35,015,085      42,956,147
  Paid for shares redeemed .................................     (19,595,075)    (15,774,683)
                                                                ------------    ------------
      Increase in net assets derived from capital share
       transactions ........................................      46,040,215      49,781,762
                                                                ------------    ------------
         Increase (decrease) in net assets .................      (9,872,638)     92,341,894
Net Assets:
  Beginning of period ......................................     167,917,874      75,575,980
                                                                ------------    ------------
  End of period ............................................    $158,045,236    $167,917,874
                                                                ============    ============

 FINANCIAL HIGHLIGHTS

                                                                          YEARS ENDED DECEMBER 31,
                                                              -------------------------------------------------
                                                               2000       1999       1998       1997      1996
                                                              ------     ------     ------     ------    ------
Per share data:
Net asset value, beginning of period .......................  $31.62     $20.70     $18.72     $18.03    $15.85
Income (loss) from investment operations:
  Net investment loss ......................................   (0.22)     (0.16)     (0.06)     (0.02)    (0.08)
  Net realized & unrealized gain (loss) on investments .....   (3.09)     21.96       2.04       1.54      2.80
                                                              ------     ------     ------     ------    ------
    Total income (loss) from investment operations .........   (3.31)     21.80       1.98       1.52      2.72
                                                              ------     ------     ------     ------    ------
Less distributions:
  Distributions from net realized capital gains ............   (6.09)    (10.88)        --      (0.83)    (0.54)
  Return of capital.........................................   (0.08)        --         --         --        --
                                                              ------     ------     ------     ------    ------
  Total distributions.......................................   (6.17)    (10.88)        --      (0.83)    (0.54)
                                                              ------     ------     ------     ------    ------
Net asset value, end of period .............................  $22.14     $31.62     $20.70     $18.72    $18.03
                                                              ======     ======     ======     ======    ======
Total return ...............................................  (11.22)%   106.46%     10.57%      8.47%    17.71%
Ratios and supplemental data:
  Ratio of expenses to average net assets ..................    0.92%      0.89%      0.91%      0.94%     0.96%
  Ratio of net investment loss to average net assets .......   (0.64)%    (0.61)%    (0.30)%    (0.11)%   (0.48)%
Portfolio turnover rate ....................................     138%       166%        99%        80%       70%
Net assets at end of period (millions) .....................  $158.0     $167.9     $ 75.6     $ 58.3    $ 38.5

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 OBJECTIVE

The International Small Company Portfolio seeks to provide long-term capital growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at the time of purchase of $1.5 billion or less.

 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:

One year                                   -30.27%
Three year                                  14.61%
Five year                                   13.51%
Since inception (3/31/95)                   13.31%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The performance of the MSCI World Ex-U.S. Small Cap Index (MSCI Index), measured in U.S. dollars, was -7.36% in the fourth quarter. Pacific ex Japan and Europe were the best performing regions in the small cap universe, returning -0.5% and -2.0%, respectively. Japan was the worst performing market, where the economy is showing no signs of recovery. It returned -17.3% in the last quarter of the year.

Most of the fourth quarter of 2000 was characterized by concerns about a sharp slowdown of the U.S. economy, deteriorating corporate profit picture and weak capital spending outlook. This sent the S&P and NASDAQ to lower levels, returning -8.1% and -32.7%, respectively, in the final quarter. In view of that, international stock markets, including small companies, also fell on greater probability about a global economic slowdown. In particular, technology, media and telecommunication (TMT) stocks continued to be driven to new lows.

The energy and financial sectors in the small cap universe were the only two areas that continued to buck this downward trend. High natural gas prices and the need for more oil services drove these stocks to record highs. Banks and insurers also performed well on expectation of a peak in the interest rate cycle.

For the fourth quarter, the Ohio National International Small Company Portfolio had a return of -15.13%, which underperformed the MSCI World Ex-US Small Cap Index.

The fund's underperformance relative to our benchmark index is mostly attributable to being overweight in information technology, as the fund did not escape the TMT volatility worldwide. Despite better results and improved outlook from many smaller companies in our universe, negative market sentiment drove these stocks down after attempting to rebound from their lows.

Japan continued to have positive allocation and security selection effects in the fourth quarter, due to a combination of being underweight in the country relative to our benchmark index and finding the good investments. For example, Dainippon Pharmaceutical Company in Japan was among the top five performers in the quarter due to better than expected results and upward earnings revisions. Our exposure in Financials also had a positive contribution on the back of expectations the interest rate cycle peaked. Man Group PLC in the United Kingdom was among the top ten performers, as their investment funds have a low correlation to the US market.

We continue to expect Europe to be a beneficiary of slower economic growth in the United States. Oil prices, inflation expectations and interest rates are no longer rising, but falling. The recovery of the euro on the back of a deteriorating U.S. economy and dollar weakness has begun. Thus, we expect a stronger euro may reverse the cross-border outflow of investments of the past two years. Given Europe's favorable fundamentals relative to the U.S. and Asia, we are currently overweighting the region. In terms of sectors, we are more neutrally positioned relative to our benchmark index. We remain, however, bullish on the healthcare sector with a slight overweight in TMT.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                                INTERNATIONAL SMALL COMPANY
                                                              (COMMENCED OPERATIONS MARCH 31,
                                                                           1995)                               EAFE
                                                              -------------------------------                  ----
3/95                                                                        10000                              10000
                                                                            10421                              10073
'95                                                                         10890                            10934.2
                                                                          11945.2                            11444.9
'96                                                                       12206.8                            11630.3
                                                                          13407.9                            12951.5
'97                                                                       13630.5                            11765.1
                                                                            14466                              13657
'98                                                                       14110.2                            14028.4
                                                                          17531.9                            14585.4
'99                                                                         29422                            17811.6
                                                                          25235.3                            17088.5
'00                                                                       20516.3                            15289.1

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

The MSCI EAFE is a capitalization weighted index that monitors the performance of stocks from Europe, Australia, and the Far East.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 TOP 10 HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Matalan PLC                            1.4
 2.  China Everbright Ltd.                  1.3
 3.  Zodiac SA                              1.2
 4.  Daido Steel Co. Ltd.                   1.1
 5.  Dainippon Pharma Co. Ltd.              1.1
 6.  Pinguely-Haulotte                      1.1
 7.  Cae Inc.                               1.1
 8.  Straumann Holdings AG-REG              1.0
 9.  Jomed NV                               1.0
10.  Vestas Wind Systems A/S                1.0

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Medical and Healthcare                 15.6
 2.  Computer and Related                    8.3
 3.  Finance                                 6.4
 4.  Electrical and Electronics              5.9
 5.  Food and Beverage                       5.8

The risk associated with investing on a worldwide basis includes differences in regulation of financial data and reporting and currency exchanges as well as economic and political systems which may be different from those in the United States. The prices of small company stocks are generally more volatile than the prices of large company stocks.

- ---------------

* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
- -------------------------------------------------------------
             UNITED KINGDOM (15.5%)
     6,162   Amey PLC (28)......................  $   176,697
    18,000   Associated British Foods PLC
              (15)..............................      135,423
     6,753   Atkins (WS) PLC (28)...............       89,005
     1,471   *Autonomy Corp. (9)................       41,968
    62,000   Balfour Beatty PLC (5).............      110,653
    31,000   *Baltimore Technologies PLC (9)....      159,614
    28,798   Biocompatibles Intl PLC (23).......      157,416
    27,215   British Energy PLC (12)............      104,459
     4,835   BTG PLC (28).......................      104,706
     4,277   *Cambridge Antibody Technology
              (23)..............................      242,094
    44,000   Chloride Group PLC (11)............      108,100
    26,439   Collins Stewart (14)...............      167,818
    21,000   Ed & F Man Group PLC (14)..........      193,199
    40,000   FKI PLC (21).......................      131,279
     8,400   Galen Holdings PLC (23)............      105,695
       115   Generics Group AG (9)..............       41,650
     6,300   Guardian IT PLC (144A) (28)........       89,856
    22,600   Hit Entertainment PLC (22).........      137,544
    19,000   Intec Telecom Systems PLC (9)......      113,790
    10,400   Intermediate Capital Group PLC
              (14)..............................      142,121
    98,900   Kidde PLC (28).....................      106,349
    41,850   *Matalan (27)......................      435,958
    53,637   Medisys PLC (23)...................      106,542
    10,000   Morse Holdings (144A) (9)..........       56,380
     9,150   National Express Group PLC (31)....       99,007
     9,430   Nestor Healthcare Group PLC (23)...       69,010
     4,685   NXT PLC (9)........................       49,154
     1,110   RM PLC (9).........................        9,449
     4,380   Royalblue Group PLC (9)............       68,686
    14,360   *Scoot.com PLC (22)................       14,262
    14,066   *Shire Pharmaceuticals Grp PLC
              (23)..............................      222,890
   144,000   Stagecoach Holdings PLC (31).......      150,545
    53,000   Taylor Nelson (22).................      195,514
     1,398   Telecity PLC (9)...................       11,369
    40,600   Telework Group (9).................      114,905
     7,216   *Trafficmaster PLC (28)............       42,031
     3,212   Transense Technologies PLC (9).....      116,450
     2,965   Turbo Genset Inc. (12).............       85,243
     4,900   Volex Group PLC (11)...............      144,168
    17,910   Wetherspoon (JD) PLC (18)..........       88,939
                                                  -----------
                                                    4,739,938
                                                  -----------
             JAPAN (13.9%)
     2,700   Bandai Co. Ltd. (10)...............       99,407
     3,500   Belluna Co. Ltd. (27)..............       90,844
     6,400   Capcom Co. Ltd. (9)................      218,880
    37,000   Central Glass Co. Ltd. (5).........      173,670
     2,400   Circle K Japan Co. Ltd. (27).......       84,174
   140,000   Daido Steel Co. Ltd. (24)..........      357,878
    21,000   Dainippon Pharmaceuitical Co.
              (23)..............................      346,275
    45,000   *Dowa Mining Co. (24)..............      194,730
    20,000   First Section (15).................      120,747
     6,000   Fuji Oil Co. Ltd. (15).............       52,347
    29,000   *Hino Motors Ltd. (3)..............      112,083
    13,000   Hisamitsu Pharmaceuticals Co. Inc.
              (23)..............................      224,908

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
- -------------------------------------------------------------
             JAPAN (CONTINUED)
    32,000   Hitachi Koki Co. Ltd. (11).........  $    88,222
     1,400   Hokuto Corp. (15)..................       48,491
    15,000   Japan Aviation Electronics (11)....      101,553
    15,000   JGC Corp. (34).....................      101,946
    41,000   *Kanebo Ltd. (10)..................      101,230
     5,000   Katokichi Co. (15).................      130,867
    11,000   Kinetesu World Express Inc. (31)...       98,848
     3,000   *Kirin Beverage Corp. (15).........       59,021
     3,900   Koei Co. Ltd. (10).................      106,500
     6,000   Komori Corp. (20)..................       99,459
     3,700   Kose Corp. (10)....................      123,635
    36,000   Mitsubishi Gas Chemical (7)........      108,358
    60,000   Nippon Sanso Corp. (7).............      235,561
    10,000   NOK Corp. (3)......................      113,418
    11,000   Rohto Pharmaceutical Co. Ltd.
              (23)..............................      138,196
    11,000   Sega Enterprises (10)..............      106,718
    25,000   *Seiyu Ltd. (27)...................       66,088
     5,000   Sigma Koki Co. Ltd. (11)...........       70,232
    29,000   Teikoku Oil Co. Ltd. (12)..........      120,433
    55,000   Toho Gas Co. Ltd. (32).............       98,369
     2,300   Tomy Co. Ltd. (10).................       54,982
                                                  -----------
                                                    4,248,070
                                                  -----------
             FRANCE (9.6%)
       550   Arkopharma (23)....................       80,109
     3,350   BCI Navigation (9).................       76,402
     1,219   Beneteau (10)......................      154,642
       900   Erdania Beghin-Say (15)............       78,315
     3,100   *Group Sonopar (22)................       88,674
       794   Highwave Optical (29)..............      108,113
       891   Ipsos (22).........................       97,124
     2,008   Lapeyre (5)........................      122,650
       950   Metrologic Group (9)...............       80,344
    11,599   Pinguely-Haulotte (20).............      337,887
     4,745   Publicis SA-CVG (22)...............        9,765
     4,745   Publicis SA (22)...................      160,475
       562   Radiall SA (29)....................       95,060
     1,700   Rallye (15)........................       99,044
     6,308   Remy Cointreau (15)................      266,743
       571   Rodriguez Group (10)...............      174,278
     5,550   *SOITEC (11).......................      135,599
       800   Stedim (23)........................       93,970
    10,000   Studio Canal (22)..................       97,729
     2,620   UBI Soft Entertainment SA (9)......      102,174
    10,000   Valtech (9)........................       96,319
     1,361   Zodiac SA (21).....................      376,006
                                                  -----------
                                                    2,931,422
                                                  -----------
             SWITZERLAND (9.5%)
       301   Actelion Ltd. (23).................      136,860
        55   Bank Sarasin & Cie (4).............      176,685
       130   Distronic Holding AG (23)..........      116,050
       400   Feintool Intl. Holding (20)........      189,041
     5,700   *Jomed (23)........................      313,400
        60   *Kudelski SA Bearer (10)...........       66,720

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
- -------------------------------------------------------------
             SWITZERLAND (CONTINUED)
       260   *Kuehne & Nagel Intl. AG (31)......  $   160,462
       563   *Logitech Intl. (9)................      142,602
       250   *Micronas Semiconductor Hldg AG
              (11)..............................      104,714
       140   OZ Holding AG (14).................      203,250
        67   Phonak Holding AG (23).............      277,735
       100   SEZ Holding AG (11)................       55,600
       176   *Straumann Holding AG (23).........      315,315
       564   Swisslog Holding AG (20)...........      247,384
       160   Sulzer AG (12).....................      115,550
       275   Tecan AG (23)......................      285,584
                                                  -----------
                                                    2,906,952
                                                  -----------
             CANADA (8.9%)
    10,000   *AGF Management Ltd.-B (4).........      163,339
     7,500   Agrium Inc.(7).....................      108,254
     6,544   Alliance Atlantis (22).............       95,982
     2,562   Anderson Exploration (12)..........       58,159
    13,425   ATI Technologies Inc. (11).........       76,525
    20,290   CAE Inc. (1).......................      330,062
     8,000   *Canadian Hunter Exploration Ltd.
              (12)..............................      219,207
     5,920   Centrinity Inc. (9)................       65,122
    20,866   CHC Helicopter Corp. CL A (31).....      139,111
    11,000   CI Fund Management Inc. (14).......      120,637
     4,400   Clarica Life Ins. Co. (19).........      123,057
     6,521   Com Dev International (29).........       67,386
     5,000   Global Thermoelectric (20).........       65,169
     3,286   GT Group Telecom Inc. CL B (29)....       24,427
     6,000   Industrial Alliance Life Ins. Co.
              (19)..............................      162,605
     6,900   Manitoba Telecom Services (29).....      176,646
     3,549   Molson Cos. Ltd. CL A (15).........      101,741
    12,607   *Mosaic Group Inc. (9).............       81,528
     3,700   National Bank of Canada, Montreal
              (4)...............................       65,616
     3,292   Pivotal Corp. (9)..................      122,010
    14,000   Stressgen Biotechnologies Corp.
              (23)..............................       63,002
    17,000   Tosco Corp. (12)...................      175,673
     6,700   *Westjet Airlines (12).............      103,853
                                                  -----------
                                                    2,709,111
                                                  -----------
             HONG KONG (6.9%)
   312,000   Brilliance China Automotive Hldgs.
              (3)...............................       85,003
   392,000   China Everbright Ltd. (14).........      404,580
   900,000   *China Shipping Development Co.
              (31)..............................      136,159
   138,000   Computer & Technologies Hldgs. Inc.
              (9)...............................       74,753
   154,000   Cosco Pacific Ltd. (28)............      119,453
    23,000   Dah Sing Financial Group (14)......      123,851
   921,000   Denway Motors Ltd. (3).............      160,591
   136,000   Esprit Asia Holdings Ltd. (27).....      115,953
   360,000   First Pacific Co. (14).............      102,696
   190,000   Giordano International Ltd. (27)...       87,696
    36,000   Guoco Group Ltd. (4)...............      107,312
    94,000   Hang Lung Development Co. (26).....       83,760
   220,000   Huaneng Power Intl. (32)...........      106,478
    39,000   Hysan Development Co. Ltd. (26)....       55,002
   300,000   I-Cable Communications Ltd. (22)...      126,928

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
- -------------------------------------------------------------
             HONG KONG (CONTINUED)
    67,000   Kerry Properties (26)..............  $    90,196
    49,000   Smartone Telecommunications (29)...       70,676
    20,500   Wing Hang Bank Ltd. (4)............       74,118
                                                  -----------
                                                    2,125,205
                                                  -----------
             AUSTRALIA (6.0%)
    14,500   Australian Stock Exchange (14).....      102,262
    51,485   *Billabong International Ltd.
              (10)..............................      121,502
    29,535   FH Faulding & Co. Ltd. (23)........      194,357
    28,386   Lang Corp. Ltd. (31)...............      179,013
   294,378   M.I.M. Holdingd Ltd. (24)..........      190,289
    43,062   Mayne Nickless Ltd. (31)...........      140,138
    45,000   Qantas Airways Ltd. (31)...........       88,971
   130,000   *Renewable Energy Corp. (28).......      118,806
    34,591   *Resmed Inc. (23)..................      140,598
    45,511   Santos Ltd. (12)...................      152,673
    23,538   Sonic Healchcare Ltd. (23).........      114,901
    28,460   Suncorp-Metway Ltd. (4)............      170,916
    48,455   Southcorp Ltd. (6).................      132,146
                                                  -----------
                                                    1,846,572
                                                  -----------
             GERMANY (4.7%)
       690   Altana AG (23).....................      108,865
     2,767   Amatech AG (9).....................       51,483
     1,800   *Babcock Borsig AG (5).............       86,264
     4,600   Comroad AG (9).....................      155,614
     3,100   Douglas Holdings AG (27)...........      113,901
     3,200   *GFK AG (22).......................       91,715
       400   Hugo Boss Pfd. (27)................      107,126
     4,200   *Jenoptik AG (11)..................      122,349
     1,678   Lion Bioscience AG (9).............      138,760
       920   Technotrans (20)...................      112,388
     1,770   Tecis Holding AG (14)..............      111,439
     2,750   *Wedeco AG Water Techology (32)....       98,069
     3,200   Zapf Creation AG (10)..............      138,324
                                                  -----------
                                                    1,436,297
                                                  -----------
             NETHERLANDS (3.5%)
     5,000   Boskalis Westminster (5)...........      123,571
     6,236   CSM BR Cert (15)...................      154,703
     3,500   DSM (7)............................      122,711
     8,629   Koninklijke Wessanen (15)..........      106,629
     3,000   *Nutreco Holding (15)..............      159,561
     2,749   Teleplan International (9).........       92,738
     2,391   Van Der Moolen Holdings (14).......      204,910
     8,415   Vedior NV-CVA (28).................      101,612
                                                  -----------
                                                    1,066,435
                                                  -----------
             SWEDEN (2.7%)
     5,000   *Arkivator AB (29).................      123,372
    15,600   Capio AB (23)......................      115,641
     4,740   JM AB-B (27).......................      104,909
     5,300   Nobel Biocare AB (23)..............      163,327

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
- -------------------------------------------------------------
             SWEDEN (CONTINUED)
     6,900   Q-Med AB (23)......................  $   140,294
    17,105   *Readsoft AB (9)...................       97,815
    11,010   *Teligent AB (29)..................       85,697
                                                  -----------
                                                      831,055
                                                  -----------
             SPAIN (2.7%)
     4,988   ACS, Actividades de Construccion y
              Servicias SA (5)..................      117,649
     3,091   Gamesa (32)........................       74,358
    25,700   Grupo Dragados SA (5)..............      280,143
    24,000   Zeltia SA (23).....................      280,782
    24,000   Zeltia Rights (23).................       69,463
                                                  -----------
                                                      822,395
                                                  -----------
             SINGAPORE & MALAYSIA (2.2%)
    52,000   Capitaland Ltd. (27)...............       89,965
    39,000   Elec & Eltek Intl. Co. Ltd. (11)...      117,780
    56,000   Keppel Land Ltd. (26)..............       88,812
     9,000   Natsteel Electronics Ltd. (11).....       40,744
    64,000   Natsteel Ltd. (11).................      107,774
   100,000   Sembcorp Ind. (31).................       98,039
    26,000   Sembcorp Logistics Ltd. (28).......      143,945
                                                  -----------
                                                      687,059
                                                  -----------
             ITALY (1.9%)
    18,500   *Bayerische Vita Spa (4)...........      225,824
    33,000   *Ferretti Spa (10).................      139,235
    56,600   Paramalat Finanziaria (15).........       91,748
    10,250   *Marzotto Spa (10).................      121,362
                                                  -----------
                                                      578,169
                                                  -----------
             NORWAY (1.7%)
     4,490   Eltek ASA (11).....................      108,775
     3,911   Gjensidige Nor Sparebanken (4).....      114,320
    23,000   *Nutri Pharma ASA (23).............       44,994
    26,000   Pan Fish ASA (15)..................      177,430
     8,800   *Tandberg ASA (29).................       81,072
                                                  -----------
                                                      526,591
                                                  -----------
             DENMARK (1.6%)
       600   Falck A/S (28).....................       80,124
     5,000   Novozymes A/S Cl B (7).............      100,155
     5,700   Vestas Wind Systems A/S (11).......      308,780
                                                  -----------
                                                      489,059
                                                  -----------
             CHINA (1.4%)
   482,000   Beijing Datang Power Generation
              (144A) (32).......................      125,139
   260,000   Beijing Beida Jade Bird Universal
              Sci-Tech Co. Ltd. (9).............       75,836
   240,000   Guangdong Electric Power
              Delelopment Co. Ltd. (32).........      106,158
   674,000   Zhejiang Expressy Co. Ltd. (31)....      107,153
                                                  -----------
                                                      414,286
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
- -------------------------------------------------------------
             ISRAEL (1.3%)
     2,000   Card-Guard Scientific (23).........  $   129,734
     2,800   *Oridion Systems Ltd. (23).........      112,349
     4,933   SHL Telemedicine Ltd. (23).........      146,280
                                                  -----------
                                                      388,363
                                                  -----------
             GREECE (0.9%)
    14,692   Forthnet SA (29)...................      180,905
    35,000   Jumbo SA (10)......................       85,517
                                                  -----------
                                                      266,422
                                                  -----------
             IRELAND (0.8%)
    11,000   Bank of Ireland (4)................      109,466
    10,700   Irish Life & Permanent PLC (19)....      132,723
                                                  -----------
                                                      242,189
                                                  -----------
             FINLAND (0.6%)
    14,200   *Aldata Solutions OYJ (9)..........       87,668
     5,200   Perlos OYJ (11)....................      107,502
                                                  -----------
                                                      195,170
                                                  -----------
             NEW ZEALAND (0.5%)
    44,000   Fletcher Challenge Energy (12).....      166,393
                                                  -----------
             SOUTH KOREA (0.3%)
     3,700   Kookmin Credit Card Co. (14).......       81,604
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS (97.1%)
              (COST $27,157,242)................  $29,698,757
                                                  ===========

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
- -------------------------------------------------------------
             FINANCIAL SERVICES (4.6%)
$1,394,000   State Street Bank 6.250% due 1/2/01
              repurchase price $1,394,955
              collateralized by U.S. Treasury
              Note, 6.250%, due 10/31/01, Market
              Value $1,426,700, Face Value
              $1,405,000........................  $ 1,394,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (4.6%)
              (COST $1,394,000).................  $ 1,394,000
                                                  -----------
             TOTAL HOLDINGS (101.7%) (COST
              $28,551,242) (a)..................  $31,092,757
                                                  -----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-1.7%)...............     (509,510)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $30,583,247
                                                  ===========

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

- ---------------

     *  Non-income producing securities.
   (a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis by $47,985.
    AB  Aktiebolag (Swedish Stock Company)
   ADR (American depository receipt) represents ownership of foreign securities.
    AG  Aktiengesellschaft (West German Stock Company)
    NV  Naamloze Vennootschaap (Dutch Corp.)
   PLC  Public limited company.
    SA  Societe Anonyme (French Corp.) or Sociedad Anonima (Spanish
        Corp.)
   SpA  Societa per Azioni (Italian Corp.)
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $271,375 or 0.9% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

INDUSTRY CLASSIFICATIONS

 (1)  Aerospace
 (2)  Appliances & Household
      Durables
 (3)  Automotive
 (4)  Banking
 (5)  Building/Construction
 (6)  Capital Goods
 (7)  Chemicals
 (8)  Communications
 (9)  Computer & Related
(10)  Consumer Products
(11)  Electrical & Electronics
(12)  Energy and Oil
(13)  Entertainment & Leisure
(14)  Finance
(15)  Food & Beverage
(16)  Forest & Paper Products
(17)  Governmental
(18)  Hotels
(19)  Insurance
(20)  Machinery
(21)  Manufacturing
(22)  Media & Publishing
(23)  Medical & Health Care
(24)  Metal & Mining
(25)  Plastics
(26)  Real Estate
(27)  Retailing
(28)  Services
(29)  Telecommunications
(30)  Textile
(31)  Transportation
(32)  Utilities
(33)  Diversified
(34)  Miscellaneous

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $28,551,242).............  $ 31,092,757
  Cash in bank..............................       159,179
  Receivable for securities sold............     1,159,662
  Receivable for fund shares sold...........           947
  Dividends and accrued interest
    receivable..............................        70,187
  Other.....................................            81
                                              ------------
    Total assets............................    32,482,813
                                              ------------
Liabilities:
  Payable for securities purchased..........       828,438
  Payable for fund shares redeemed..........       987,095
  Payable for investment management services
    (note 3)................................        25,784
  Other accrued expenses....................        53,362
                                              ------------
    Total liabilities.......................     1,894,679
                                              ------------
Net assets at market value..................  $ 30,588,134
                                              ============
Net assets consist of:
  Par value, $1 per share...................  $  2,300,996
  Paid-in capital in excess of par value....    25,791,666
  Accumulated net realized loss on
    investments (note 1)....................       (47,985)
  Net unrealized appreciation (depreciation)
    on:
    Investments (note 1)....................     2,541,515
    Foreign currency related transactions...         1,942
                                              ------------
Net assets at market value..................  $ 30,588,134
                                              ============
Shares outstanding (note 4).................     2,300,996
Net asset value per share...................  $      13.29
                                              ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest..................................  $     39,129
  Dividends (net of $22,074 foreign taxes
    withheld)...............................       210,294
                                              ------------
    Total investment income.................       249,423
                                              ------------
Expenses:
  Management fees (note 3)..................       384,635
  Accounting, custody, and transfer agent
    fees (note 3)...........................       221,600
  Directors' fees (note 3)..................           900
  Professional fees.........................         7,950
  Printing, postage, and proxy fees.........         5,825
  Other.....................................         3,012
                                              ------------
    Total expenses..........................       623,922
                                              ------------
    Net investment loss.....................      (374,499)
                                              ------------
Realized and unrealized gain (loss) on
  investments and foreign currency:
  Net realized gain (loss) from:
    Investments.............................     1,572,030
    Forward currency related transactions...      (316,860)
  Net increase (decrease) in unrealized
    appreciation (depreciation) on:
      Investments...........................   (14,256,428)
      Foreign currency related
         transactions.......................        14,579
                                              ------------
  Net loss on investments...................   (12,986,679)
                                              ------------
  Net decrease in net assets from
    operations..............................  $(13,361,178)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (a)

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEARS ENDED
                                                              --------------------------
                                                                  2000          1999
                                                              ------------   -----------
From operations:
  Net investment loss.......................................  $   (374,499)  $  (355,952)
  Realized gain on investments and foreign currency
    transactions............................................     1,255,170     3,593,770
  Unrealized appreciation (depreciation) on investments and
    foreign currency transactions...........................   (14,241,849)   17,793,576
                                                              ------------   -----------
      Net increase (decrease) in net assets from
       operations...........................................   (13,361,178)   21,031,394
                                                              ------------   -----------
Dividends and distributions to shareholders:
  Capital gains and foreign currency related transaction
    distributions...........................................    (1,750,675)   (3,775,161)
  Distributions in excess of capital gains..................      (146,711)            0
                                                              ------------   -----------
      Total dividends and distributions.....................    (1,897,386)   (3,775,161)
                                                              ------------   -----------
From capital share transactions (note 4):
  Received from shares sold.................................    41,525,267     6,574,950
  Received from dividends reinvested........................     1,897,386     3,775,161
  Paid for shares redeemed..................................   (35,722,582)   (9,277,931)
                                                              ------------   -----------
      Increase (decrease) in net assets derived from capital
       share transactions...................................     7,700,071     1,072,180
                                                              ------------   -----------
         Increase (decrease) in net assets..................    (7,558,493)   18,328,413
Net Assets:
  Beginning of period.......................................    38,146,627    19,818,214
                                                              ------------   -----------
  End of period.............................................  $ 30,588,134   $38,146,627
                                                              ============   ===========

 FINANCIAL HIGHLIGHTS

                                                                         YEARS ENDED DECEMBER 31,
                                                              -----------------------------------------------
                                                               2000      1999       1998      1997      1996
                                                              ------    -------    ------    ------    ------
Per share data:
Net asset value, beginning of period........................  $20.25    $ 10.76    $11.73    $11.66    $10.80
Income from investment operations:
  Net investment income (loss)..............................   (0.18)     (0.20)     0.29      0.29      0.28
  Net realized & unrealized gain (loss) on investments &
    foreign currency transactions...........................   (5.89)     11.81      0.13      1.03      1.00
                                                              ------    -------    ------    ------    ------
    Total income (loss) from investment operations..........   (6.07)     11.61      0.42      1.32      1.28
                                                              ------    -------    ------    ------    ------
Less distributions:
  Dividends from net investment income......................    0.00       0.00     (0.29)    (0.38)    (0.24)
  Distributions from net realized capital gains & foreign
    currency related transactions...........................   (0.82)     (2.12)    (1.10)    (0.87)    (0.18)
  Distributions in excess of capital gains..................   (0.07)      0.00      0.00      0.00      0.00
                                                              ------    -------    ------    ------    ------
    Total distributions.....................................   (0.89)     (2.12)    (1.39)    (1.25)    (0.42)
                                                              ------    -------    ------    ------    ------
Net asset value, end of period..............................  $13.29    $ 20.25    $10.76    $11.73    $11.66
                                                              ======    =======    ======    ======    ======
Total return................................................  (30.27)%   108.51%     3.53%    11.67%    12.09%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................    1.63%      2.06%     1.30%     1.32%     1.29%
  Ratio of net investment income (loss) to average net
    assets..................................................   (0.98)%    (1.44)%    2.48%     2.33%     2.44%
Portfolio turnover rate.....................................     251%       314%       55%       29%       18%
Net assets at end of period (millions)......................  $ 30.6    $  38.1    $ 19.8    $ 18.0    $ 11.3

- ---------------

   (a)  Prior to 5/1/99 the portfolio was known as the Global
        Contrarian Portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 OBJECTIVE

The principal investment objective of the Aggressive Growth Portfolio is to seek capital growth. The portfolio invests in a diversified collection of securities believed to represent attractive growth opportunities.
 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:
One year                                    -27.31%
Three year                                   -6.07%
Five year                                    -1.24%
Since inception (3/31/95)                     3.16%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The glory of 1999 continued into 2000 but began to wear thin in March, as signs of a slowing economy crept into some companies' earnings projections. This led to an indiscriminant sell-off in the stock market, particularly within the technology arena, leaving the Dow Jones Industrial Average and Nasdaq Composite Index with record losses in April. During the summer, however, the Federal Reserves' string of interest rate hikes began to take effect with many companies reporting missed earnings and decreased spending. Investors' concerns heightened in the Fall when rising energy prices, declining consumer confidence and tightening credit were brought into the mix, leaving most of the major indices in negative territory at year-end. In this volatile environment, the Portfolio lagged its benchmark, the S&P 500 Index.

Caught in the tech sectors' downward swing was Cisco Systems. Though the networking giant reported record earnings and remained positive for future growth, the market did not reward its performance and instead sent shares lower. Verisign also became a victim of market volatility, despite acquiring Network Solutions, the worlds' top provider of Internet domain name registration, and announcing solid third-quarter profits.

Meanwhile, our investments in some consumer staples and nondurables performed well. Drugstore giant Walgreen Company, for example, continued to see strong sales in its pharmaceutical and nonpharmaceutical areas and plans to expand through its next fiscal year. Another strong performer was wireless handset leader Nokia. After Nokia announced an anticipated slowdown in handset sales during the third quarter, we maintained our position based on our understanding of the company's fundamentals. So when sales actually exceeded Nokias' predictions, the stock recovered and rewarded us for our conviction in the company.

In these challenging times, we remain committed to picking companies on an individual basis and will continue to act according to our in-depth research, not Wall Street hype.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                          AGRESSIVE GROWTH
                                        PORTFOLIO (COMMENCED
                                          OPERATIONS MARCH
                                              31,1995)               S&P 500              NASDAQ COMP.           RUSSELL 2500
                                        --------------------         -------              ------------           ------------
3/95                                          10000.00               10000.00               10000.00               10000.00
                                              11027.00               10953.00               11422.00               10892.00
'95                                           12695.40               12528.00               12873.70               12264.40
                                              12474.50               13805.90               14499.70               13484.70
'96                                           12792.60               15419.80               15797.40               14556.70
                                              13448.80               18580.90               17645.70               16194.40
'97                                           14395.60               20546.70               19216.20               18102.10
                                              15547.30               24185.50               23186.20               19126.60
'98                                           15524.00               26417.90               26750.00               18308.00
                                              14740.00               29688.40               32768.70               20299.90
'99                                           16417.40               31977.40               49641.30               22729.80
                                              15066.30               31839.90               48380.40               24020.90
'00                                           11928.00               29063.50               30136.20               21484.30

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market & Small Cap Stocks.

Russell 2500 Index represents the smallest 500 securities in the Russell 1000 Index and all of the securities in the Russell 2000 Index.

The Aggressive Growth Portfolio changed its benchmark to the S&P 500 Index to better reflect the investment objectives of the portfolio.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

 TOP 10 HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Nokia Corporation-Spon ADR             4.4
 2.  Veritas Software Corporation           4.1
 3.  Cisco Systems Inc.                     4.0
 4.  Verisign Inc.                          2.9
 5.  Walgreen Co.                           2.4
 6.  Vodafone AirTouch PLC-Spon
     ADR                                    2.4
 7.  Colgate-Polmolive Co.                  2.1
 8.  Kroger Co.                             1.9
 9.  Pharmacia Corporation                  1.8
10.  Pfizer Inc.                            1.8

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Computer and Related                   14.2
 2.  Communications                          7.5
 3.  Retail                                  7.2
 4.  Medical/Drugs                           6.9
 5.  Computer and Software                   6.6

The prices of small company stocks are generally more volatile than the prices of large company stocks.

- ---------------

* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
- -------------------------------------------------------------
             AEROSPACE (1.1%)
     4,005   *Boeing Co ........................  $   264,330
                                                  -----------
             AUTOMOTIVE & RELATED (1.4%)
     8,500   Harley-Davidson Inc. ..............      337,875
                                                  -----------
             BROADCAST & CABLE TV (3.8%)
     3,025   *Clear Channel Communications .....      146,523
     6,300   *Comcast Corp. CL A ...............      263,025
     5,300   *Cox Communications Inc. CL A .....      246,781
     5,100   Time Warner Inc. ..................      266,424
                                                  -----------
                                                      922,753
                                                  -----------
             BUSINESS SERVICES (0.1%)
       280   Paychex Inc. ......................       13,615
                                                  -----------
             COMPUTER & RELATED (10.5%)
     4,350   *Brocade Communications Systems ...      399,384
    25,400   *Cisco Systems Inc. ...............      971,550
    13,725   *Dell Computer Corp. ..............      239,330
     4,700   *Nvidia Corp. .....................      153,998
     2,680   *Sun Microsystems Inc. ............       74,705
     9,331   *Verisign Inc. ....................      692,244
                                                  -----------
                                                    2,531,211
                                                  -----------
             COMPUTER SOFTWARE (6.6%)
     6,240   *I2 Technologies Inc. .............      339,300
     5,070   *TIBCO Software Inc. ..............      243,043
    11,320   *Veritas Software Corp. ...........      990,500
                                                  -----------
                                                    1,572,843
                                                  -----------
             CONSUMER PRODUCTS (5.6%)
     7,795   Colgate-Palmolive Co. .............      503,167
     6,025   Estee Lauder Cos. CL A ............      263,970
     5,025   Gillette Co. ......................      181,528
     7,220   Nike Inc. CL B ....................      402,966
                                                  -----------
                                                    1,351,631
                                                  -----------
             ELECTRONICS/SEMICONDUCTOR (5.4%)
     5,245   *AES Corp. ........................      290,442
     6,010   General Electric ..................      288,104
       870   *SDL Inc. .........................      128,923
     3,355   *Sanmina Corp. ....................      257,077
     7,140   Texas Instruments Inc. ............      338,258
                                                  -----------
                                                    1,302,804
                                                  -----------
             FINANCIAL SERVICES (4.0%)
     6,575   Charles Schwab Corp. ..............      186,566
     7,900   Citigroup .........................      403,394
     1,885   Fannie Mae ........................      163,524
     1,890   Goldman Sachs Group Inc. ..........      202,112
                                                  -----------
                                                      955,596
                                                  -----------
             FOOD & RELATED (3.3%)
    17,220   *Kroger Co. .......................      466,016
     5,360   *Safeway Inc. .....................      335,000
                                                  -----------
                                                      801,016
                                                  -----------

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
- -------------------------------------------------------------
             HOTEL & LODGING (1.0%)
     6,555   Starwood Hotels & Resorts WW ......  $   231,064
                                                  -----------
             INSTRUMENTS -- SCIENTIFIC (1.8%)
     4,500   Applera Crop Applied Biosys .......      423,281
                                                  -----------
             INTERNET SOFTWARE & SERVICES (1.5%)
     7,220   *Exodus Communications Inc. .......      144,400
     3,620   *Macromedia Inc. ..................      219,915
                                                  -----------
                                                      364,315
                                                  -----------
             MEDICAL & RELATED (3.0%)
     3,240   *Abgenix Inc. .....................      191,362
     1,300   Cardinal Health Inc. ..............      129,513
     4,220   *Genentach Inc. ...................      343,930
       900   Medtronic Inc. ....................       54,337
                                                  -----------
                                                      719,142
                                                  -----------
             MEDICAL -- DRUGS (6.9%)
     4,455   *Celgene Corp. ....................      144,788
     4,105   Eli Lilly & Co. ...................      382,022
     4,270   *Millennium Pharmaceuticals .......      264,206
     9,480   Pfizer Inc. .......................      436,080
     7,185   Pharmacia Corp. ...................      438,285
                                                  -----------
                                                    1,665,381
                                                  -----------
             NETWORK PRODUCTS (1.7%)
     2,585   *Juniper Networks Inc. ............      325,872
     2,325   ONI System Corp. ..................       91,983
                                                  -----------
                                                      417,855
                                                  -----------
             PUBLISHING -- NEWSPAPERS (1.4%)
     8,350   New York Times Co. CL A ...........      334,522
                                                  -----------
             RETAIL (7.0%)
    15,385   GAP Inc. ..........................      392,318
    11,530   Tiffany & Co. .....................      364,636
     6,220   Wal-Mart Stores Inc. ..............      330,437
    13,995   Walgreen Co. ......................      585,166
                                                  -----------
                                                    1,672,557
                                                  -----------
             SEMICONDUCTOR MANUFACTURER (2.1%)
     6,835   *JDS Uniphase Corp. ...............      284,934
     4,635   *Maxim Integrated Products ........      221,611
                                                  -----------
                                                      506,545
                                                  -----------
             TELECOMMUNICATIONS EQUIPMENT (2.0%)
     3,405   *Comverse Technology Inc. .........      369,868
     2,230   Corning Inc. ......................      117,772
                                                  -----------
                                                      487,640
                                                  -----------
             TOTAL U.S. COMMON STOCKS (70.2%)
              (COST $18,598,222) ...............  $16,875,976
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
- -------------------------------------------------------------
             FINLAND (4.4%)
             COMMUNICATIONS (4.4%)
    24,425   Nokia Corp-Spon ADR ...............  $ 1,062,487
                                                  -----------
             GERMANY (0.7%)
             COMMUNICATIONS (0.7%)
         9   *NTT Mobile Communications ........      155,254
                                                  -----------
             ISRAEL (0.6%)
             COMPUTER & RELATED (0.6%)
     1,015   *Check Point Software
              Technology .......................      135,566
                                                  -----------
             MEXICO (1.1%)
             BROADCAST RADIO & TV (1.1%)
     6,130   *Grupo Televisa SA SP GDR .........      275,467
                                                  -----------
             NETHERLANDS (0.7%)
             COMPUTER & RELATED (0.7%)
     7,860   *ASM Lithography Holdings .........      177,341
                                                  -----------
             UNITED KINGDOM (4.3%)
             COMMUNICATIONS (2.4%)
    15,975   Vodafone Airtouch PLC-SP ADR ......      572,105
                                                  -----------
             COMPUTER & RELATED (1.9%)
     2,700   *Colt Telecom Group SP-ADR ........      236,925
     9,813   *Colt Telecom Group PLC ...........      211,085
                                                  -----------
                                                      448,010
                                                  -----------
             TOTAL UNITED KINGDOM ..............    1,020,115
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS (11.8%)
              (COST $3,601,438) ................  $ 2,826,230
                                                  -----------
             TOTAL COMMON STOCKS (82.0%)
              (COST $22,199,660) ...............  $19,702,206
                                                  -----------

   FACE                                             MARKET
  AMOUNT               LONG-TERM NOTES               VALUE
- -------------------------------------------------------------
             COMPUTER & RELATED (0.5%)
$  157,000   E-Trade Group 6.000% 2/1/07 (b) ...  $    82,818
    40,000   Nvidia Corp. 4.750% 10/15/07 ......       25,850
                                                  -----------
                                                      108,668
                                                  -----------
             RETAIL (0.2%)
   105,000   Amazon.com Inc. 10.000% 5/1/08 ....       53,550
                                                  -----------

   FACE                                             MARKET
  AMOUNT               LONG-TERM NOTES               VALUE
- -------------------------------------------------------------
             TELECOMMUNICATIONS (1.0%)
$  225,000   Level 3 Communications Inc. 11.000%
              3/15/08 ..........................  $   199,125
   105,000   Level 3 Communications Inc. 6.000%
              3/15/10 ..........................       53,812
                                                  -----------
                                                      252,937
                                                  -----------
             TOTAL LONG-TERM NOTES (1.7%)
              (COST $554,909) ..................  $   415,155
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES               VALUE
- -------------------------------------------------------------
             FINANCIAL SERVICES (16.2%)
$3,900,000   Federal Home Mortgage Corp. 5.700%
              1/2/01 ...........................  $ 3,899,382
                                                  -----------
             TOTAL SHORT-TERM NOTES (16.2%)
              (COST $3,899,382) ................  $ 3,899,382
                                                  -----------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
- -------------------------------------------------------------
             FINANCIAL (0.3%)
$   57,000   Firstar 4.250% 1/2/01 repurchase
              price $57,003 collateralized by
              various government agency
              obligations
              Market Value: ($58,135)
              Face Value: ($67,386)
              Due from: 5/2/14 to 9/15/29
              Interest from: 6.000% to
              7.492% ...........................  $    57,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (0.3%)
              (COST $57,000) ...................  $    57,000
                                                  -----------
             TOTAL HOLDINGS (100.2%)
              (COST $26,710,951) (a) ...........  $24,073,743
                                                  -----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-0.2%) ..............      (53,328)
                                                  -----------
             TOTAL NET ASSETS (100.0%) .........  $24,020,415
                                                  ===========

- ---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis by $89,707.
(b)  Restricted as to resale.
ADR (American depository receipt) represents ownership of foreign securities.
PLC  Public Limited Company.
 SA  Societe Anonyme (French Corp.) or Sociedad Anonima (Spanish
     Corp.)

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $26,710,951) ............  $24,073,743
  Cash in bank .............................          158
  Receivable for securities sold ...........       51,014
  Receivable for fund shares sold ..........          935
  Dividends and accrued interest
    receivable .............................       11,620
  Unrealized gain on forward currency
    contracts (note 5)......................          753
  Other ....................................          735
                                              -----------
    Total assets ...........................   24,138,958
                                              -----------
Liabilities:
  Unrealized loss on forward currency
    contracts (note 5)......................        4,488
  Payable for securities purchased .........       60,403
  Payable for fund shares redeemed .........       16,357
  Payable for investment management services
    (note 3) ...............................       16,876
  Other accrued expenses ...................       20,419
                                              -----------
    Total liabilities ......................      118,543
                                              -----------
Net assets at market value .................  $24,020,415
                                              ===========
Net assets consist of:
  Par value, $1 per share ..................  $ 2,803,761
  Paid-in capital in excess of par value ...   27,790,375
  Accumulated net realized loss on
    investments (note 1) ...................   (3,928,258)
  Net unrealized appreciation on investments
    (note 1) ...............................   (2,645,463)
                                              -----------
Net assets at market value .................  $24,020,415
                                              ===========
Shares outstanding (note 4) ................    2,803,761
Net asset value per share ..................  $      8.57
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest ..................................  $   211,221
  Dividends .................................       41,410
                                               -----------
    Total investment income .................      252,631
                                               -----------
Expenses:
  Management fees (note 3) ..................      208,920
  Custodian fees (note 3) ...................        5,475
  Directors' fees (note 3) ..................          526
  Professional fees .........................        7,851
  Accounting and transfer agent fees ........       18,760
  Printing ..................................        3,500
  Filing ....................................        1,500
  Other .....................................        8,138
                                               -----------
    Total expenses ..........................      254,670
                                               -----------
    Net investment loss .....................       (2,039)
                                               -----------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss) from:
    Investments .............................   (1,448,136)
    Forward currency transactions ...........       63,798
  Net change in unrealized appreciation
    (depreciation) on:
    Investments .............................   (7,052,493)
    Forward currency transactions ...........       (3,735)
                                               -----------
      Net loss on investments ...............   (8,440,566)
                                               -----------
      Net decrease in net assets from
         operations .........................  $(8,442,605)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEARS ENDED
                                                              -------------------------
                                                                 2000          1999
                                                              -----------   -----------
From operations:
  Net investment loss ......................................  $    (2,039)  $   (75,692)
  Realized loss on investments and forward currency
    transactions ...........................................   (1,384,338)   (2,241,204)
  Unrealized appreciation (depreciation) on investments and
    futures contracts ......................................   (7,056,228)    3,175,859
                                                              -----------   -----------
      Net increase in net assets from operations ...........   (8,442,605)      858,963
                                                              -----------   -----------
From capital share transactions (note 4):
  Received from shares sold ................................   11,650,603     3,879,661
  Paid for shares redeemed .................................   (2,511,663)   (7,861,693)
                                                              -----------   -----------
      Increase (decrease) in net assets derived from capital
       share transactions ..................................    9,138,940    (3,982,032)
                                                              -----------   -----------
         Increase (decrease) in net assets .................      696,335    (3,123,069)
Net Assets:
  Beginning of period ......................................   23,324,080    26,447,149
                                                              -----------   -----------
  End of period ............................................  $24,020,415   $23,324,080
                                                              ===========   ===========

 FINANCIAL HIGHLIGHTS

                                                                           YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------------
                                                               2000       1999       1998       1997       1996
                                                              ------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period .......................  $11.79     $11.15     $11.09     $10.03     $11.84
Income (loss) from investment operations:
  Net investment income (loss) .............................    0.00      (0.03)     (0.01)     (0.05)      1.64
  Net realized and unrealized gain (loss) on investments ...   (3.22)      0.67       0.88       1.29      (1.59)
                                                              ------     ------     ------     ------     ------
    Total income (loss) from investment operations .........   (3.22)      0.64       0.87       1.24       0.05
                                                              ------     ------     ------     ------     ------
Less distributions:
  Dividends from net investment income .....................    0.00       0.00       0.00      (0.14)     (1.86)
  Distributions from net realized capital gains ............    0.00       0.00      (0.81)     (0.04)      0.00
                                                              ------     ------     ------     ------     ------
    Total distributions ....................................    0.00       0.00      (0.81)     (0.18)     (1.86)
                                                              ------     ------     ------     ------     ------
Net asset value, end of period .............................  $ 8.57     $11.79     $11.15     $11.09     $10.03
                                                              ======     ======     ======     ======     ======
Total return ...............................................  (27.31)%     5.76%      7.84%     12.53%      0.76%
Ratios and supplemental data:
  Ratio of expenses to average net assets ..................    0.98%      0.95%      0.94%      0.97%      1.01%
  Ratio of net investment income (loss) to average net
    assets .................................................   (0.01)%    (0.32)%    (0.09)%    (0.40)%    15.81%
Portfolio turnover rate ....................................     160%       241%       203%       193%      1987%
Net assets at end of period (millions) .....................  $ 24.0     $ 23.3     $ 26.4     $ 19.9     $ 12.0

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 OBJECTIVE

The objective of the Core Growth Portfolio is to provide long-term capital appreciation.

 PERFORMANCE AS OF DECEMBER 31, 2000

TOTAL RETURN:

One-year                                    -16.87%
Three-year                                   22.85%
Since inception (1/3/97)                     15.79%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Ohio National Fund Core Growth Portfolio returned -35.69% for the 4th quarter 2000 and -16.87% for the year ended December 31, 2000. This compares with the Russell 3000 Index returns of -9.01% and -7.46% over the same periods respectively.

A series of interrelated factors joined forces against the stock market in the fourth quarter. The predominant theme weighing on the market was the dramatic slowdown of the economy. After months of wondering whether the Federal Reserve's program of interest rates was producing the desired effect, investors were abruptly hit with signs that the economy was not only slower, but was perhaps growing well below potential. As consumer confidence slumped, investors speculated that the Fed may have applied the brakes too hard by their moves throughout the year. Surrounded by the resulting slower business environment, technology sector fundamentals deteriorated dramatically in the 4th quarter, the exact opposite of how they entered the year. Finally, these events conspired to drive investors away from sectors with the risk characteristics of high growth to those sectors that are typically more economically insensitive and risk averse, like utilities and health care. As investors adopted more defensive investment positions, the market reaction to growth stocks was quick and brutal, evidenced by the Nasdaq Composite Index's 32.70% decline for the quarter, bringing the full year down by 39.18%.

On overweight position in the energy sector contributed positive returns to the Fund's 2000 performance. Energy stocks enjoyed a strong year, as commodity prices for both oil and gas rose dramatically. Security selection in the industrial sector also worked in the Fund's favor. Security selection in the technology and consumer cyclical sectors had the greatest negative impact on results.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                              CORE GROWTH PORTFOLIO (COMMENCED
                                                                OPERATIONS JANUARY 3, 1997)                RUSSELL 3000
                                                              --------------------------------             ------------
1/97                                                                        10000                              10000
                                                                            10080                              11776
'97                                                                        9691.9                            13169.1
                                                                          11069.1                            15145.8
'98                                                                       10546.7                              16312
                                                                          12823.7                              18165
'99                                                                       21615.6                            21959.7
                                                                          26319.2                            22168.3
'00                                                                       17968.1                            20312.9

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Russell 3000 index measures the performance of the 3,000 largest U.S. Companies as determined by total market capitalization.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Mettler-Toledo International           3.3
 2.  Teva Pharmaceutical                    3.0
 3.  EOG Resources                          3.0
 4.  Applied Micro Circuits
     Corporation                            2.9
 5.  Brocade Communications
     Systems                                2.7
 6.  Ensco International                    2.7
 7.  Bea Systems                            2.7
 8.  Emulex Corporation                     2.6
 9.  Finisar                                2.4
10.  Inhale Therapeutics                    2.2

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Medical -- Drugs                       11.2
 2.  Computer and Related                   10.3
 3.  Oil, Energy and Natural Gas            10.3
 4.  Network Products                        9.2
 5.  Medical and Related                     8.3

- ---------------

* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES              U.S. COMMON STOCKS             VALUE
- -------------------------------------------------------------
              ADVERTISING (1.8%)
     20,400   *Getty Images Inc. ...............  $   652,800
                                                  -----------
              AUDIO VIDEO (1.0%)
     11,000   *Polycom Inc. ....................      354,062
                                                  -----------
              BUSINESS SERVICES (0.6%)
      6,100   *Acxiom Corp. ....................      237,519
                                                  -----------
              COMPUTER & RELATED (8.1%)
     14,700   *Bea Systems Inc. ................      989,494
     10,800   *Brocade Comm. Systems ...........      991,575
     21,100   *Citrix Systems Inc. .............      474,750
      5,400   *Mercury Interactive Corp. .......      487,350
                                                  -----------
                                                    2,943,169
                                                  -----------
              COMPUTER SOFTWARE (2.1%)
      9,000   *Micromuse Inc. ..................      543,234
      7,500   *Quest Software Inc. .............      210,469
                                                  -----------
                                                      753,703
                                                  -----------
              ELECTRONICS/SEMICONDUCTORS (7.4%)
     11,500   *APW Ltd. ........................      388,125
     14,213   *Applied Micro Circuits ..........    1,066,641
     14,000   *Credence Systems Corp. ..........      322,000
     13,000   *Globalspan Inc. .................      357,500
      2,300   *Transwitch Corp. ................       89,987
     11,100   *Triqunit Semiconductor ..........      484,931
                                                  -----------
                                                    2,709,184
                                                  -----------
              FIBER OPTICS (6.4%)
      6,300   *Avanex Corp. ....................      375,244
     15,300   *C-Cor.Net Corp. .................      148,697
     30,500   *Finisar Corp. ...................      884,500
      4,400   *Luminent Inc. ...................       26,469
     23,800   *Metromedia Fiber Network ........      240,975
     31,400   *MRV Communications ..............      419,975
      2,100   *New Focus Inc. ..................       72,975
      8,600   *Oplink Communication Inc. .......      154,263
                                                  -----------
                                                    2,323,098
                                                  -----------
              INSTRUMENTS/CONTROL (5.4%)
     22,000   *Mettler-Toldeo Intl. ............    1,196,250
      9,600   Newport Corp. ....................      754,650
                                                  -----------
                                                    1,950,900
                                                  -----------
              INTERNET SOFTWARE (2.8%)
      1,500   *Agile Software ..................       74,062
     15,600   *At Road Inc. ....................       35,100
      2,800   *Cacheflow Inc. ..................       47,775
      3,800   *Centillium Communications .......       84,550
     15,000   *Commerce One Inc. ...............      379,688
     23,800   *Niku Corp. ......................      174,037
     29,200   *Vitria Technology Inc. ..........      226,300
                                                  -----------
                                                    1,021,512
                                                  -----------

                                                    MARKET
  SHARES              U.S. COMMON STOCKS             VALUE
- -------------------------------------------------------------
              INTERNET & RELATED (5.0%)
     11,800   *Ariba Inc. ......................  $   634,250
     57,600   *Infospace.com ...................      509,400
      9,320   *Verisign Inc. ...................      691,427
                                                  -----------
                                                    1,835,077
                                                  -----------
              MEDICAL -- DRUGS (8.2%)
     11,400   *Andrx Corp. .....................      659,775
     16,500   *Celgene Corp. ...................      536,250
     13,500   *Medics Pharmaceutical ...........      798,188
     10,100   *OSI Pharmaceuticals .............      809,262
      5,200   *Techne Corp. ....................      187,525
                                                  -----------
                                                    2,991,000
                                                  -----------
              MEDICAL & RELATED (8.3%)
     18,300   Biomet Inc. ......................      726,281
     11,400   *Cytyc Corp. .....................      713,213
      8,400   *Genzyme Corp. ...................      755,475
     16,100   *Inhale Therapeutics .............      813,050
                                                  -----------
                                                    3,008,019
                                                  -----------
              NETWORK PRODUCTS (9.2%)
     11,800   *Emulex Corp. ....................      943,262
     19,200   *Extreme Networks Inc. ...........      751,200
      6,000   *Juniper Networks Inc. ...........      756,375
     16,200   *Redback Networks ................      664,200
      5,500   *ONI Systems Corp. ...............      217,594
                                                  -----------
                                                    3,332,631
                                                  -----------
              OIL, ENERGY & NATURAL GAS (10.3%)
      7,900   *BJ Services Co. .................      544,113
      9,600   *Cooper Cameron Corp. ............      634,200
      8,400   Diamond Offshore Drilling ........      336,000
     29,100   Ensco International ..............      991,219
     19,800   EOG Resources Inc. ...............    1,082,813
      5,700   *Global Marine Inc. ..............      161,738
                                                  -----------
                                                    3,750,083
                                                  -----------
              RETAIL (2.1%)
      7,800   RadioShack Corp. .................      333,938
     13,300   Tiffany & Co. ....................      420,612
                                                  -----------
                                                      754,550
                                                  -----------
              TELECOMMUNICATIONS & WIRELESS (4.3%)
      8,200   *Advanced Fibre Communications ...      148,112
      4,100   *Comverse Tech I .................      445,362
      7,200   *Ditech Communications Corp. .....      115,650
     11,100   *Natural Microsystems Corp. ......      109,613
     20,200   *RF Microdeveces .................      554,237
      7,000   *Tekelec .........................      210,000
                                                  -----------
                                                    1,582,974
                                                  -----------
              TOTAL U.S. COMMON STOCKS (83.0%)
               (COST $35,572,854) ..............  $30,200,281
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
- -------------------------------------------------------------
             ISRAEL (5.6%)
             COMPUTER & RELATED (2.2%)
     5,900   *Check Point Software .............  $   788,019
                                                  -----------
             MEDICAL -- DRUGS (3.0%)
    14,900   Teva Pharmaceutical ...............    1,091,425
                                                  -----------
             TELECOMMUNICATIONS (0.4%)
    11,300   *Audiocodes Ltd. ..................      153,256
                                                  -----------
             TOTAL ISRAEL ......................    2,032,700
                                                  -----------
             IRELAND (0.8%)
             EDUCATIONAL SOFTWARE (0.8%)
     8,100   *Smartforce PLC SP ADR ............      304,256
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS (6.4%)
              (COST $2,093,200) ................  $ 2,336,956
                                                  -----------
             TOTAL COMMON STOCKS (89.4%) (COST
              $37,666,054) .....................  $32,537,237
                                                  -----------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
- -------------------------------------------------------------
             FINANCIAL SERVICES (20.4%)
$7,420,000   Firstar 4.250% 1/2/01 repurchase
              price $7,423,456 collateralized by
              various government agency
              obligations Market Value:
              ($7,567,780) Face Value:
              ($8,772,033) Due from: 5/2/14 to
              9/1/5/29 Interest from: 6.000% to
              7.492% ...........................  $ 7,420,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (20.4%)
              (COST $7,420,000) ................  $ 7,420,000
                                                  -----------
             TOTAL HOLDINGS (109.8%) (COST
              $45,086,053) (a) .................  $39,957,237
                                                  -----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-9.8%) ..............   (3,550,059)
                                                  -----------
             TOTAL NET ASSETS (100.0%) .........  $36,407,178
                                                  ===========

- ---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis by $110,016.
ADR  American Depository Receipt
PLC  Public Limited Company

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $45,086,053) ............  $39,957,237
  Cash in bank .............................          544
  Receivable for securities sold ...........      563,165
  Receivable for fund shares sold ..........       23,962
  Dividends and accrued interest
    receivable .............................        3,685
                                              -----------
    Total assets ...........................   40,548,593
                                              -----------
Liabilities:
  Payable for securities purchased .........    3,810,385
  Payable for fund shares redeemed .........      285,575
  Payable for investment management services
    (note 3) ...............................       29,829
  Other accrued expenses ...................       15,626
                                              -----------
    Total liabilities ......................    4,141,415
                                              -----------
Net assets at market value .................  $36,407,178
                                              ===========
Net assets consist of:
  Par value, $1 per share ..................  $ 3,060,042
  Paid-in capital in excess of par value ...   38,475,809
  Accumulated net realized gain on
    investments (note 1) ...................          143
  Net unrealized depreciation on investments
    (note 1) ...............................   (5,128,816)
                                              -----------
Net assets at market value .................  $36,407,178
                                              ===========
Shares outstanding (note 4) ................    3,060,042
Net asset value per share ..................  $     11.90
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest .................................  $    119,352
  Dividends ................................        21,277
                                              ------------
    Total investment income ................       140,629
                                              ------------
Expenses:
  Management fees (note 3) .................       395,068
  Custodian fees (note 3) ..................         9,155
  Directors' fees (note 3) .................           800
  Professional fees ........................         9,424
  Accounting and transfer agent fees .......        29,188
  Printing .................................         5,000
  Filing ...................................         1,800
  Other ....................................         3,725
                                              ------------
    Total expenses .........................       454,160
                                              ------------
    Net investment loss ....................      (313,531)
                                              ------------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain from investments .......     5,817,117
  Net change in unrealized appreciation
    (depreciation) on investments ..........   (15,239,184)
                                              ------------
  Net loss on investments ..................    (9,422,067)
                                              ------------
  Net decrease in net assets from
    operations .............................  $ (9,735,598)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEARS ENDED
                                                              ---------------------------
                                                                  2000           1999
                                                              ------------    -----------
From operations:
  Net investment loss ......................................  $   (313,531)   $  (143,620)
  Realized gain on investments .............................     5,817,117      8,876,766
  Unrealized appreciation (depreciation) on investments ....   (15,239,184)     7,472,326
                                                              ------------    -----------
      Net increase (decrease) in net assets from
       operations ..........................................    (9,735,598)    16,205,472
                                                              ------------    -----------
Dividends and distributions to shareholders:
  Capital gain distributions ...............................    (6,194,903)    (6,552,496)
                                                              ------------    -----------
From capital share transactions (note 4):
  Received from shares sold ................................    20,474,980      9,907,186
  Received from dividends reinvested .......................     6,194,903      6,552,496
  Paid for shares redeemed .................................    (5,794,676)    (6,431,773)
                                                              ------------    -----------
      Increase in net assets derived from capital share
       transactions ........................................    20,875,207     10,027,909
                                                              ------------    -----------
         Increase in net assets ............................     4,944,706     19,680,885
Net Assets:
  Beginning of period ......................................    31,462,472     11,781,587
                                                              ------------    -----------
  End of period ............................................  $ 36,407,178    $31,462,472
                                                              ============    ===========

 FINANCIAL HIGHLIGHTS

                                                                    YEARS ENDED DECEMBER 31,
                                                              ------------------------------------
                                                               2000      1999      1998     1997*
                                                              ------    ------    ------    ------
Per share data:
Net asset value, beginning of period .......................  $16.98    $10.54    $ 9.68    $10.00
Income (loss) from investment operations:
  Net investment loss ......................................   (0.14)    (0.10)    (0.06)    (0.02)
  Net realized and unrealized gain (loss) on investments ...   (2.51)    11.05      0.92     (0.30)
                                                              ------    ------    ------    ------
    Total income (loss) from investment operations .........   (2.65)    10.95      0.86     (0.32)
                                                              ------    ------    ------    ------
Less distributions:
  Distributions from net realized capital gains ............   (2.43)    (4.51)     0.00      0.00
                                                              ------    ------    ------    ------
Net asset value, end of period .............................  $11.90    $16.98    $10.54    $ 9.68
                                                              ======    ======    ======    ======
Total return ...............................................  (16.87)%  104.95%     8.82%    (3.08)%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets ..................    1.09%     1.06%     1.13%     1.11%(a)
  Ratio of net investment loss to average net assets .......   (0.75)%   (0.75)%   (0.62)%   (0.18)%(a)
Portfolio turnover rate ....................................     146%      264%      134%       65%
Net assets at end of period (millions) .....................  $ 36.4    $ 31.5    $ 11.8    $  9.5

- ---------------

  *  Commenced operations on January 3, 1997
(a)  Annualized
(b)  Not annualized

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 OBJECTIVE

The Growth & Income Portfolio's investment objective is long-term total return.

 PERFORMANCE AS OF DECEMBER 31, 2000

TOTAL RETURN:

One-year                                     -8.29%
Three-year                                   16.74%
Since inception (1/3/97)                     21.45%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

We experienced an extremely volatile market environment in 2000 which, in the end, confirmed that the "managed risk" perspective that we bring to growth investing pays off over time. While our absolute numbers were not that strong, as the portfolio declined 8.29% in the full year, our results were much stronger when compared to the Russell Midcap Growth benchmark, which declined 11.75%. The fourth quarter proved to be very hard on growth stocks in general, particularly small and midcap companies. We made up meaningful performance ground in this environment. While the Russell MidCap Growth benchmark fell 23.25% in the fourth quarter, the portfolio declined 9.03%.

We began the year with the portfolio in a reasonably aggressive position and that strategy paid off as we rose over 18% in the first quarter. However, we grew increasingly conservative as we progressed through the Spring. This strategy held portfolio returns in check for much of the Summer as a small number of stocks pushed the benchmark higher. However, we could not justify investing in most of these stocks that possessed high valuations and looked to position the portfolio in a more diversified manner, emphasizing financial services, energy and utility stocks going into the close of the year. This proved to be a rewarding strategy as the expensive stocks that drove the benchmark higher for much of the year, finally cracked in the fourth quarter.

Looking into early 2001, we remain cautious on the market environment. We continue our overweighting to energy and financial services. The latter sector received a boost from the recent cut in interest rates. While we own technology and healthcare companies, we are underweighted against the benchmark. We expect continued volatility in the market, and that investors will pay closer attention to valuations going forward.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                GROWTH & INCOME PORTFOLIO
                                                  (COMMENCED OPERATIONS
                                                    JANUARY 3, 1997)          RUSSELL MIDCAP GROWTH           RUSSELL 2000
                                                -------------------------     ---------------------           ------------
1/97                                                    10000.00                    10000.00                    10000.00
                                                        11334.00                    11054.00                    11020.00
'97                                                     13657.50                    12253.40                    12226.70
                                                        14452.30                    13707.80                    12871.00
'98                                                     14625.80                    14442.60                    11953.30
                                                        17752.80                    16492.00                    13062.60
'99                                                     23730.10                    21851.90                    14494.30
                                                        23891.50                    24504.70                    14933.40
'00                                                     21762.70                    19285.20                    14067.30

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Russell Midcap Growth Index represents mid-capitalization stocks that have an above average growth rate.

Russell 2000 Index represents the 2000 smallest companies in the Russell 3000 Index.

The Growth & Income Portfolio changed its benchmark from the smaller capitalization weighted Russell 2000 to the Russell Mid Cap growth index to better reflect the investment objectives of the portfolio.

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Healthsouth Corporation                2.4
 2.  Washington Mutual Inc.                 2.3
 3.  King Pharmaceuticals Inc.              2.0
 4.  El Paso Energy Corporation             1.9
 5.  Golden State Bancorp Inc.              1.7
 6.  Thermo Electron Corporation            1.6
 7.  ACE Ltd.                               1.5
 8.  Phillips Petroleum Co.                 1.5
 9.  Orion Power Holdings Inc.              1.5
10.  Georgia-Pacific Group                  1.5

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Oil, Energy and Natural Gas            14.6
 2.  Medical and Related                    11.9
 3.  Banking                                 6.3
 4.  Computer and Related                    5.9
 5.  Insurance Services                      5.9

* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
- -------------------------------------------------------------
             AEROSPACE (2.5%)
    16,000   General Dynamics Corp. ...........  $  1,248,000
    20,500   Northrop Grumman Corp. ...........     1,701,500
                                                 ------------
                                                    2,949,500
                                                 ------------
             AGRICULTURAL (1.1%)
    50,000   Monsanto Co. .....................     1,353,125
                                                 ------------
             BANKING (6.3%)
    62,500   Golden State Bancorp Inc. ........     1,964,844
    18,000   Golden West Financial Corp. ......     1,215,000
    55,000   Keycorp ..........................     1,540,000
    50,000   Washington Mutual Inc. ...........     2,653,125
                                                 ------------
                                                    7,372,969
                                                 ------------
             BREWERY (0.9%)
    13,000   Adolph Coors Co. .................     1,044,062
                                                 ------------
             BUILDING & CONSTRUCTION (1.0%)
    45,000   Masco Corp. ......................     1,155,937
                                                 ------------
             CABLE TV (2.4%)
    67,500   *Charter Communications Inc. CL
              A ...............................     1,531,406
    30,000   *Comcast Corp. CL A ..............     1,252,500
                                                 ------------
                                                    2,783,906
                                                 ------------
             CHEMICALS (1.2%)
    69,000   Engelhard Corp. ..................     1,405,875
                                                 ------------
             COMMUNICATIONS (3.2%)
   226,500   *Primus Telecom. Group Inc. ......       523,781
   150,000   *Startec Global Communications
              Corp. ...........................       581,250
   100,000   *World Communications Inc. .......     1,400,000
    67,500   *XO Communications Inc. ..........     1,202,344
                                                 ------------
                                                    3,707,375
                                                 ------------
             COMPUTER & RELATED (5.9%)
    24,000   *Affiliated Computer Services
              Inc. ............................     1,456,500
    29,700   *Checkfree Holdings Corp. ........     1,278,956
    60,000   Computer Associates Intl. Inc. ...     1,170,000
    20,000   Jack Henry & Assoc. ..............     1,242,500
    18,000   *McData Corp. ....................       985,500
   150,000   *Viewpoint Corp. .................       815,625
                                                 ------------
                                                    6,949,081
                                                 ------------
             COMPUTER SOFTWARE (2.8%)
    70,000   *Citrix Systems Inc. .............     1,575,000
    40,300   *Legato Systems ..................       299,731
   106,000   *Parametric Tech Corp. ...........     1,424,375
                                                 ------------
                                                    3,299,106
                                                 ------------
             CRUISE LINES (0.9%)
    35,000   *Carnival Corp. ..................     1,078,437
                                                 ------------
             DIVERSIFIED MANUFACTURING (1.2%)
    20,000   Danaher Corp. ....................     1,367,500
                                                 ------------
             DURABLE GOODS (0.7%)
    30,000   *UST Inc. ........................       841,875
                                                 ------------

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
- -------------------------------------------------------------
             ELECTRONIC COMPONENTS/SEMICONDUCTORS (4.1%)
    20,000   *L-3 Comm Holdings Inc. ..........  $  1,540,000
   130,300   Oak Technology Inc. ..............     1,131,981
    26,500   Parker Hannifin Corp. ............     1,169,313
    21,000   Rockwell Intl. Corp. .............     1,000,125
                                                 ------------
                                                    4,841,419
                                                 ------------
             FOOD & RELATED (1.4%)
   110,000   Archer-Daniels Midland Co. .......     1,650,000
                                                 ------------
             FORESTRY & PAPER PRODUCTS (2.2%)
    55,000   Georgia-Pacific Group ............     1,711,875
    22,500   International Paper Co. ..........       918,281
                                                 ------------
                                                    2,630,156
                                                 ------------
             HOUSEHOLD PRODUCTS (1.1%)
    36,400   Alberto-Culver Co. CL A ..........     1,326,325
                                                 ------------
             INSURANCE SERVICES (4.4%)
    18,500   American General Corp. ...........     1,507,750
    17,000   Jefferson Pilot Corp. ............     1,270,750
    11,500   Loews Corp. ......................     1,190,969
    21,500   ST Paul Cos. .....................     1,167,719
                                                 ------------
                                                    5,137,188
                                                 ------------
             INTERNET & RELATED (1.1%)
    43,000   Earthlink Inc. ...................       216,344
    20,100   *Netegrity Inc. ..................     1,092,937
                                                 ------------
                                                    1,309,281
                                                 ------------
             MEDICAL & RELATED (11.9%)
    24,700   *Abgenix Inc. ....................     1,458,844
    41,600   *Applera Corp. Celerna
              Genomics ........................     1,495,000
    21,900   *Biogen Inc. .....................     1,315,369
    87,500   *Endocardial Solutions Inc. ......       267,969
     9,750   *Genzyme Corp. ...................       876,891
    57,500   *Health Mgt. Assoc. ..............     1,193,125
   175,000   *Healthsouth Corp. ...............     2,854,687
    45,000   *King Pharmaceuticals Inc. .......     2,325,937
    20,000   *Millennium Pharmaceuticals ......     1,237,500
    25,000   *Tanox Inx. ......................       979,687
                                                 ------------
                                                   14,005,009
                                                 ------------
             NETWORKING PRODUCTS (2.7%)
   125,000   *Auspex Systems Inc. .............       875,000
    90,000   *Cabletron Systems ...............     1,355,625
    15,000   *Network Appliance Inc. ..........       963,516
                                                 ------------
                                                    3,194,141
                                                 ------------
             OIL, ENERGY & NATURAL GAS (13.9%)
    25,000   Constellation Energy Group .......     1,126,563
    20,000   EOG Resources Inc. ...............     1,093,750
    31,600   EL Paso Energy Corp. .............     2,263,350
    34,000   Entergy Corp. ....................     1,438,625
    22,000   Exelon Corp. .....................     1,544,620
    36,000   *Newfield Exploration Co. ........     1,707,750
    20,000   *Noble Drilling Corp. ............       868,750
    70,000   *Orion Power Holdings Inc. .......     1,723,750
    31,100   Phillips Petroleum Co. ...........     1,768,812

                                                                     (continued)

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
- -------------------------------------------------------------
             OIL, ENERGY & NATURAL GAS (CONTINUED)
    39,500   Santa Fe Intl. Corp. .............  $  1,266,469
    54,000   *Scana Corp. Holding Co. .........     1,596,375
                                                 ------------
                                                   16,398,814
                                                 ------------
             PUBLISHING -- NEWSPAPERS (1.0%)
    30,000   New York Times Co. CL A ..........     1,201,875
                                                 ------------
             RETAIL (4.6%)
    50,000   *Abercrombie & Fitch Co. CL A ....     1,000,000
    19,000   CVS Corp. ........................     1,138,813
    87,500   Mattel Inc. ......................     1,263,500
   120,000   *Stamps.com Inc. .................       333,750
   104,500   *Venator Group Inc. ..............     1,619,750
                                                 ------------
                                                    5,355,813
                                                 ------------
             SCIENTIFIC & TECHNICAL INSTRUMENTS (2.8%)
    40,000   Tektronix Inc. ...................     1,347,500
    65,000   *Thermo Electron Corp. ...........     1,933,750
                                                 ------------
                                                    3,281,250
                                                 ------------
             SECURITY SYSTEMS & SERVICES (1.3%)
    27,500   Tyco Int. Ltd. ...................     1,526,250
                                                 ------------
             STEEL (1.4%)
    40,000   Nucor Corp. ......................     1,587,500
                                                 ------------
             TELECOMMUNICATIONS & RELATED (3.0%)
    40,000   *ADC Telecom Inc. ................       725,000
   150,000   *Netro Corp. .....................     1,040,625
    10,000   *Qualcomm Inc. ...................       821,875
    39,000   *Sonus Networks Inc. .............       984,750
                                                 ------------
                                                    3,572,250
                                                 ------------
             WASTE DISPOSAL (1.0%)
    70,000   *Republic Services Inc. CL A .....     1,203,125
                                                 ------------
             TOTAL U.S. COMMON STOCKS (88.0%)
              (COST $98,181,043) ..............  $103,529,144
                                                 ------------

                                                    MARKET
  SHARES           FOREIGN COMMON STOCKS            VALUE
- -------------------------------------------------------------
             BERMUDA (1.5%)
             INSURANCE SERVICES (1.5%)
    42,500   ACE Ltd. .........................  $  1,803,594
                                                 ------------
             CANADA (0.5%)
             OIL, ENERGY & NATURAL GAS (0.5%)
   177,500   *Bonus Resource Service ..........       348,610
                                                 ------------
             FINLAND (1.0%)
             TELECOMMUNICATIONS (1.0%)
    26,500   Nokia Corp. ADR ..................     1,152,750
                                                 ------------
             TOTAL FOREIGN COMMON STOCKS (3.0%)
              (COST $2,999,903) ...............  $  3,304,954
                                                 ------------
             TOTAL COMMON STOCKS (91.0%)
              (COST $101,180,946) .............  $106,834,098
                                                 ------------

   FACE                                              MARKET
  AMOUNT            CONVERTIBLE DEBENTURES           VALUE
- --------------------------------------------------------------
              ELECTRONIC COMPONENTS/SEMICONDUCTORS (1.1%)
$ 1,000,000   Check Point Systems Inc. 5.250%
               11/1/05 .........................  $    622,500
  1,000,000   Intl. Rectifier Corp. 4.250%
               7/15/07 .........................       671,250
                                                  ------------
                                                     1,293,750
                                                  ------------
              OIL, ENERGY & NATURAL GAS (0.2%)
    250,000   Offshore Logistics Inc. 6.000%
               12/15/03 ........................       261,250
                                                  ------------
              TELECOMMUNICATIONS (1.2%)
  6,750,000   Primus Telecom 5.75% 2/15/07 .....     1,392,188
                                                  ------------
              TOTAL CONVERTIBLE DEBENTURES
               (2.5%) (COST $4,822,870) ........  $  2,947,188
                                                  ------------

                                                    MARKET
  SHARES               SHORT OPTIONS                VALUE
- -------------------------------------------------------------
   (15,000)  Network Appliance Jan/$75 ........  $    (61,875)
                                                 ------------
             TOTAL SHORT OPTIONS (0.0%)
              (COST -$63,773) .................  $    (61,875)
                                                 ------------

   FACE                                              MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
- --------------------------------------------------------------
              FINANCIAL SERVICES (10.8%)
$12,743,000   Firstar 4.250% 1/2/01 repurchase
               price $12,748,935 collateralized
               by various government agency
               obligations
               Market Value: ($12,996,796)
               Face Value: ($15,064,963)
               Due from 5/12/14 to 9/15/29
               Interest from: 6.000% to
               7.492% ..........................  $ 12,743,000
                                                  ------------
              TOTAL REPURCHASE AGREEMENTS
               (10.8%)
               (COST $12,743,000) ..............  $ 12,743,000
                                                  ------------
              TOTAL HOLDINGS (104.3%)
               (COST $118,683,043) (a) .........  $122,462,411
                                                  ------------
              LIABILITIES, NET OF CASH &
               RECEIVABLES (-4.3%) .............    (5,051,214)
                                                  ------------
              TOTAL NET ASSETS (100.0%) ........  $117,411,197
                                                  ============

- ---------------

  * Non-income producing securities.

 (a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis by $3,587,707.

ADR American Depository Receipt
   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $118,683,043) ..........  $122,462,411
  Cash in bank ............................         1,594
  Receivable for securities sold ..........     2,291,440
  Receivable for fund shares sold .........         1,289
  Dividends and accrued interest
    receivable ............................       223,089
                                             ------------
    Total assets ..........................   124,979,823
                                             ------------
Liabilities:
  Payable for securities purchased ........     7,188,655
  Payable for fund shares redeemed ........       267,418
  Payable for investment management
    services (note 3) .....................        81,651
  Other accrued expenses ..................        30,902
                                             ------------
    Total liabilities .....................     7,568,626
                                             ------------
Net assets at market value ................  $117,411,197
                                             ============
Net assets consist of:
  Par value, $1 per share .................  $  7,870,580
  Paid-in capital in excess of par
    value .................................   109,348,956
  Distributions in excess of net realized
    gains on investments (note 1) .........    (3,587,707)
  Net unrealized appreciation on
    investments (note 1) ..................     3,779,368
                                             ------------
Net assets at market value ................  $117,411,197
                                             ============
Shares outstanding (note 4) ...............     7,870,580
Net asset value per share .................  $      14.92
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest .................................  $    715,284
  Dividends ................................       481,204
                                              ------------
    Total investment income ................     1,196,488
                                              ------------
Expenses:
  Management fees (note 3) .................     1,037,491
  Custodian fees (note 3) ..................        24,846
  Directors' fees (note 3) .................         2,300
  Professional fees ........................        12,512
  Accounting and transfer agent fees .......        83,645
  Printing .................................        19,076
  Filing ...................................         6,000
  Other ....................................         7,288
                                              ------------
    Total expenses .........................     1,193,158
                                              ------------
    Net investment income ..................         3,330
                                              ------------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain from investments .......    10,727,468
  Net change in unrealized appreciation
    (depreciation) on investments ..........   (21,968,608)
                                              ------------
  Net loss on investments ..................   (11,241,140)
                                              ------------
  Net decrease in net assets from
    operations .............................  $(11,237,810)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEARS ENDED
                                                              ---------------------------
                                                                  2000           1999
                                                              ------------   ------------
From operations:
  Net investment income ....................................  $      3,330   $    104,749
  Realized gain on investments .............................    10,727,468     20,934,796
  Unrealized appreciation (depreciation) on investments ....   (21,968,608)    19,500,116
                                                              ------------   ------------
      Net increase (decrease) in net assets from
       operations ..........................................   (11,237,810)    40,539,661
                                                              ------------   ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income ................        (3,330)      (104,749)
  Capital gains distributions ..............................   (12,409,258)   (16,246,477)
  Distributions in excess of capital gains .................    (3,587,707)
  Return of capital ........................................      (176,239)       (53,900)
                                                              ------------   ------------
      Total dividends and distributions ....................   (16,176,534)   (16,405,126)
                                                              ------------   ------------
From capital share transactions (note 4):
  Received from shares sold ................................    25,223,903     29,440,102
  Received from dividends reinvested .......................    16,176,534     16,405,126
  Paid for shares redeemed .................................    (9,623,321)    (8,304,844)
                                                              ------------   ------------
      Increase in net assets derived from capital share
       transactions ........................................    31,777,116     37,540,384
                                                              ------------   ------------
         Increase in net assets ............................     4,362,772     61,674,919
Net Assets:
  Beginning of period ......................................   113,048,425     51,373,506
                                                              ------------   ------------
  End of period ............................................  $117,411,197   $113,048,425
                                                              ============   ============

 FINANCIAL HIGHLIGHTS

                                                                       YEARS ENDED DECEMBER 31,
                                                              ------------------------------------------
                                                               2000        1999        1998       1997*
                                                              ------      ------      ------      ------
Per share data:
Net asset value, beginning of period .......................  $18.78      $13.63      $12.85      $10.00
Income (loss) from investment operations:
  Net investment income ....................................    0.00        0.02        0.14        0.11
  Net realized and unrealized gain (loss) on investments ...   (1.49)       8.33        0.77        3.52
                                                              ------      ------      ------      ------
    Total income (loss) from investment operations .........   (1.49)       8.35        0.91        3.63
                                                              ------      ------      ------      ------
Less distributions:
  Dividends from net investment income .....................    0.00       (0.02)      (0.13)      (0.11)
  Distributions from net realized capital gains ............   (1.81)      (3.17)       0.00       (0.67)
  Distributions in excess of capital gains .................   (0.53)         --          --          --
  Return of capital ........................................   (0.03)      (0.01)       0.00        0.00
                                                              ------      ------      ------      ------
    Total distributions ....................................   (2.37)      (3.20)      (0.13)      (0.78)
                                                              ------      ------      ------      ------
Net asset value, end of period .............................  $14.92      $18.78      $13.63      $12.85
                                                              ======      ======      ======      ======
Total return ...............................................   (8.29)%     62.25%       7.09%      36.58%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets ..................    0.98%       0.95%       0.97%       0.95%(a)
  Ratio of net investment income to average net assets .....    0.00%       0.15%       1.09%       1.04%(a)
Portfolio turnover rate ....................................     537%        417%        286%        185%
Net assets at end of period (millions) .....................  $117.4      $113.0      $ 51.4      $ 18.7

- ---------------

  *  Commenced operations on January 3, 1997
(a)  Annualized
(b)  Not annualized

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 OBJECTIVE

The S&P 500 Index Portfolio seeks total return approximating that of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.
 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:
One year                                    -9.65%
Three year                                  13.85%
Since inception (1/3/97)                    18.10%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The S&P 500 Index Portfolio ended the year with a return of -9.65%. The S&P 500 Index Portfolio year-end total return of -9.10% was its worst in 17 years. Concerns about slowing economic growth and earnings not meeting expectations caused P/E multiples to decline. This was especially true for technology, which was the worst performing sector returning -41%. Excluding the technology sector, the S&P 500 Index would have returned a positive 6.5%. Technology peaked at an index weight of 35% on March 8 but ended the year at only 21%. The market also showed a significant shift in market breadth. As of our second quarter report, only five of the S&P 500 companies needed to be held according to their weights to match the index returns for the year. However, by year end 62% of S&P 500 stocks outperformed the index and 55% achieved a positive total return. We believe this increased market breadth combined with the Federal Reserve lowering borrowing rates will lead to strong returns for the S&P 500 in 2001. The S&P 500 Index Portfolio currently holds investments in S&P 500 Index Futures contracts. In order to hedge the futures contracts, a significant amount of commercial paper is held by the portfolio.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                                  S&P 500 FUND (COMMENCED
                                                                OPERATIONS JANUARY 3, 1997)               S&P 500 INDEX
                                                                ---------------------------               -------------
'1/97                                                                       10000                              10000
                                                                            12058                              12060
'97                                                                       13174.6                              13336
                                                                          15524.9                            15697.7
'98                                                                       17127.1                            17146.7
                                                                          19247.4                            19269.4
'99                                                                       21516.7                            20755.1
                                                                          21628.6                            20665.8
'00                                                                       19441.9                            18863.8

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broadest domestic economy.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  S&P 500 Depository Reciepts            4.6
 2.  General Electric Co.                   1.9
 3.  Merck & Co. Inc.                       1.7
 4.  Citigroup Inc.                         1.5
 5.  Pfizer Inc.                            1.5
 6.  Exxon Mobil Corporation                1.5
 7.  SBC Communications                     1.5
 8.  Johnson & Johnson                      1.4
 9.  American International Group
     Inc.                                   1.2
10.  Intel Corporation                      1.2

 TOP 10 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Unit Investment Trust                  4.6
 2.  Drugs                                  4.1
 3.  Financial Services                     3.7
 4.  Computer and Related                   3.5
 5.  Banking                                3.2

- ---------------

* Composition of portfolio subject to change.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
- -------------------------------------------------------------
             AEROSPACE (1.3%)
    28,000   Boeing Co. .......................  $  1,848,000
    17,700   Honeywell Intl. Inc. .............       837,431
                                                 ------------
                                                    2,685,431
                                                 ------------
             AUTOMOTIVE & RELATED (0.4%)
    35,486   Ford Motor Co. ...................       831,704
     2,657   Visteon Corp. ....................        30,555
                                                 ------------
                                                      862,259
                                                 ------------
             BANKING (3.2%)
    40,000   Bank One Corp. ...................     1,465,000
    46,750   Chase Manhattan Corp. ............     2,124,203
    28,650   Fifth Third Bancorp ..............     1,711,837
     6,000   US Bancorp .......................       175,125
     2,000   Washington Mutual Inc. ...........       106,125
    18,100   Wells Fargo & Co. ................     1,007,944
                                                 ------------
                                                    6,590,234
                                                 ------------
             BROADCAST RADIO & TV (0.2%)
     7,500   *Clear Channel Communications ....       363,281
                                                 ------------
             CHEMICALS (0.5%)
    18,000   Dow Chemical Co. .................       659,250
     7,200   EI Dupont De Nemours .............       347,850
                                                 ------------
                                                    1,007,100
                                                 ------------
             COMMUNICATIONS (3.1%)
    69,250   AT&T Corp. .......................     1,198,891
    30,500   Motorola Inc. ....................       617,625
    12,000   *Qualcomm Inc. ...................       986,250
    64,000   SBC Communications Inc. ..........     3,056,000
    48,550   *Worldcom Inc. ...................       679,700
                                                 ------------
                                                    6,538,466
                                                 ------------
             COMPUTER & RELATED (3.5%)
    60,000   *Cisco Systems Inc. ..............     2,295,000
    43,000   *Dell Computer Corp. .............       749,812
    15,000   *EMC Corp. .......................       997,500
    35,200   Hewlett-Packard Co. ..............     1,111,000
    19,000   Intl. Business Machines ..........     1,615,000
    20,000   *Sun Microsystems Inc. ...........       557,500
     1,000   *Veritas Software Corp. ..........        87,500
                                                 ------------
                                                    7,413,312
                                                 ------------
             COMPUTER SOFTWARE (2.3%)
    19,000   Computer Associates ..............       370,500
    47,000   *Microsoft Corp. .................     2,044,500
    81,000   *Oracle Corp. ....................     2,354,062
                                                 ------------
                                                    4,769,062
                                                 ------------
             CONSUMER PRODUCTS (3.1%)
    31,000   Edison International .............       484,375
    12,000   Gillette Co. .....................       433,500
    28,000   Johnson & Johnson ................     2,941,750
    25,000   Philip Morris Cos. Inc. ..........     1,100,000
    20,000   Procter & Gamble Co. .............     1,568,750
                                                 ------------
                                                    6,528,375
                                                 ------------

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
- -------------------------------------------------------------
             DRUGS (4.1%)
    22,000   *Amgen Inc. ......................  $  1,406,625
    38,500   Merck & Co Inc. ..................     3,604,562
    23,700   Pharmacia Corp. ..................     1,445,700
    36,500   Schering-Plough ..................     2,071,375
                                                 ------------
                                                    8,528,262
                                                 ------------
             ELECTRICAL EQUIPMENT (2.0%)
    84,000   General Electric Co. .............     4,026,750
    10,000   Thomas & Betts Corp. .............       161,875
    14,000   Xerox Corp. ......................        64,750
                                                 ------------
                                                    4,253,375
                                                 ------------
             ELECTRONIC COMPONENTS/SEMICONDUCTOR (2.5%)
     8,140   *Agilent Technologies Inc. .......       445,665
    14,100   *Applied Materials ...............       538,444
     1,700   *Broadcom Corp. ..................       143,650
     9,000   Emerson Electric Co. .............       709,312
    82,000   Intel Corp. ......................     2,480,500
    21,300   Texas Instruments ................     1,009,088
                                                 ------------
                                                    5,326,659
                                                 ------------
             ENTERTAINMENT & LEISURE (0.6%)
    44,100   Walt Disney Co. ..................     1,276,144
                                                 ------------
             FINANCIAL SERVICES (3.7%)
    35,800   American Express Co. .............     1,966,763
    63,069   Citigroup Inc. ...................     3,220,461
    26,600   FleetBoston Financial Corp. ......       999,162
    22,000   Lehman Brothers Holding Inc. .....     1,487,750
                                                 ------------
                                                    7,674,136
                                                 ------------
             FOOD & RELATED (1.9%)
    11,500   Campbell Soup Co. ................       398,187
    31,000   Coca-Cola Co. ....................     1,889,063
    27,000   *Kroger Co. ......................       730,688
    38,000   Sara Lee Corp. ...................       933,375
                                                 ------------
                                                    3,951,313
                                                 ------------
             FORESTRY & PAPER PRODUCTS (0.2%)
     8,000   Weyerhaeuser Co. .................       406,000
                                                 ------------
             INSURANCE SERVICES (1.2%)
    25,500   American Intl. Group Inc. ........     2,513,344
                                                 ------------
             INTERNET SOFTWARE (0.4%)
    23,000   *America Online Inc. .............       800,400
                                                 ------------
             MACHINERY (0.2%)
     9,500   Ingersoll-Rand Co. ...............       397,813
                                                 ------------
             MANUFACTURING (0.2%)
     7,500   Parker-Hannifin Corp. ............       330,938
                                                 ------------
             MEDIA & PUBLISHING (0.3%)
    11,000   *Viacom Inc. CL B ................       514,250
                                                 ------------
             METALS & MINING (0.1%)
     9,200   Alcoa Inc. .......................       308,200
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES             U.S. COMMON STOCKS             VALUE
- -------------------------------------------------------------
             MEDICAL & RELATED (2.2%)
    47,900   *Boston Scientific Corp. .........  $    655,631
    12,300   Medtronic Inc. ...................       742,613
    68,750   Pfizer Inc. ......................     3,162,500
                                                 ------------
                                                    4,560,744
                                                 ------------
             OIL, ENERGY & NATURAL GAS (2.3%)
    36,000   Exxon Mobil Corp. ................     3,129,750
    10,000   Schlumberger Ltd. ................       799,375
    35,000   USX-Marathon Group ...............       971,250
                                                 ------------
                                                    4,900,375
                                                 ------------
             RESTAURANTS (0.3%)
    17,000   McDonalds Corp. ..................       578,000
                                                 ------------
             RETAIL (2.9%)
    50,500   Home Depot Inc. ..................     2,307,219
    44,800   Target Corp. .....................     1,444,800
    18,250   The Gap Inc. .....................       465,375
    36,200   Wal-Mart Stores Inc. .............     1,923,125
                                                 ------------
                                                    6,140,519
                                                 ------------
             SECURITY SYSTEMS & SERVICES (0.8%)
    30,000   Tyco Intl. Ltd. ..................     1,665,000
                                                 ------------
             TELECOMMUNICATIONS (1.3%)
     9,000   *ADC Telecommunications ..........       163,125
     2,815   *Avaya Inc. ......................        29,039
     9,600   *JDS Uniphase Corp. ..............       400,200
    38,800   Lucent Technologies Inc. .........       523,800
     1,800   Scientific Atlanta Inc. ..........        58,612
     7,800   *Tellabs Inc. ....................       440,700
    22,200   Verizon Communication ............     1,112,775
                                                 ------------
                                                    2,728,251
                                                 ------------
             TRANSPORTATION & EQUIPMENT (0.1%)
    18,000   Norfolk Southern Corp. ...........       239,625
                                                 ------------
             UTILITIES (0.8%)
    20,000   Duke Energy Corp. ................     1,705,000
                                                 ------------
             TOTAL U.S. COMMON STOCKS (45.7%)
              (COST $93,639,908) ..............  $ 95,555,868
                                                 ------------

                                                    MARKET
  SHARES           FOREIGN COMMON STOCKS            VALUE
- -------------------------------------------------------------
             CANADA (0.5%)
             TELECOMMUNICATIONS (0.5%)
    34,500   Nortel Networks Corp. ............  $  1,106,156
                                                 ------------
             NETHERLANDS (1.1%)
             FOOD & RELATED (0.2%)
     6,100   Unilever .........................       383,919
                                                 ------------

                                                    MARKET
  SHARES           FOREIGN COMMON STOCKS            VALUE
- -------------------------------------------------------------
             OIL, ENERGY & NATURAL GAS (0.9%)
    32,000   Royal Dutch Pete Co. .............  $  1,938,000
                                                 ------------
             TOTAL NETHERLANDS ................     2,321,919
                                                 ------------
             TOTAL FOREIGN COMMON STOCKS (1.6%)
              (COST $4,008,778) ...............  $  3,428,075
                                                 ------------
             TOTAL COMMON STOCKS (47.3%)
              (COST $97,648,686) ..............  $ 98,983,943
                                                 ------------

                                                    MARKET
  SHARES            DEPOSITORY RECEIPTS             VALUE
- -------------------------------------------------------------
             UNIT INVESTMENT TRUST (4.6%)
    73,900   S&P 500 Depository Receipts ......  $  9,694,756
                                                 ------------
             TOTAL DEPOSITORY RECEIPTS (4.6%)
              (COST $10,653,611) ..............  $  9,694,756
                                                 ------------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES              VALUE
- -------------------------------------------------------------
             AUTOMOTIVE & RELATED (9.0%)
$1,616,000   Daimler-Chrysler 6.540%
              1/19/01 .........................  $  1,610,716
 1,214,000   Daimler-Chrysler 6.570%
              2/12/01 .........................     1,204,695
 4,153,000   Daimler-Chrysler 6.570% 2/6/01 ...     4,125,715
 2,810,000   Ford Motor Credit 6.250%
              2/20/01 .........................     2,785,608
 4,281,000   General Motors Acceptance 6.440%
              2/5/01 ..........................     4,254,196
 2,258,000   General Motors Acceptance 6.450%
              2/7/01 ..........................     2,243,031
 2,502,000   General Motors Acceptance 6.540%
              1/10/01 .........................     2,497,909
                                                 ------------
                                                   18,721,870
                                                 ------------
             ELECTRICAL EQUIPMENT (0.6%)
 1,190,000   GE Capital 6.410% 2/8/01 .........     1,181,948
                                                 ------------
             FINANCIAL SERVICES (21.9%)
 2,501,000   American Express 6.470%
              1/29/01 .........................     2,488,414
 3,665,000   American General Finance 6.320%
              2/16/01 .........................     3,635,403
 1,301,000   American General Finance 6.500%
              1/31/01 .........................     1,293,953
 3,511,000   American General 6.560%
              1/22/01 .........................     3,497,565
 2,473,000   Associates Corp. 6.560%
              1/24/01 .........................     2,462,635
 2,248,000   Associates Corp. 6.570%
              1/26/01 .........................     2,237,744
 6,336,000   Deutsche Bank 6.550% 1/23/01 .....     6,310,638
 1,971,000   Heller Financial 6.750%
              1/17/01 .........................     1,965,087
 4,100,000   Heller Financial 7.100% 2/2/01 ...     4,074,124
 3,324,000   Heller Financial 6.720%
              1/12/01 .........................     3,317,175
 3,368,000   Household Finance 6.450%
              2/1/01 ..........................     3,349,294
 2,217,000   Household Finance 6.550%
              1/8/01 ..........................     2,214,176
 2,993,000   Household Finance 6.560%
              1/18/01 .........................     2,983,728
 3,340,000   New Center Asset Trust 6.400%
              2/13/01 .........................     3,314,468
 2,628,000   New Center Asset Trust 6.410%
              2/15/01 .........................     2,606,943
                                                 ------------
                                                   45,751,347
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES              VALUE
- -------------------------------------------------------------
             INSURANCE SERVICES (3.0%)
$4,079,000   Prudential Funding 6.420%
              2/9/01 ..........................  $  4,050,630
 2,282,000   Prudential Funding 6.300%
              2/14/01 .........................     2,264,429
                                                 ------------
                                                    6,315,059
                                                 ------------
             MACHINERY (3.8%)
 2,372,000   John Deere Capital 6.200%
              2/21/01 .........................     2,351,166
 3,536,000   John Deere Capital 6.540%
              1/3/01 ..........................     3,534,715
 2,145,000   John Deere Capital 6.530%
              1/16/01 .........................     2,139,164
                                                 ------------
                                                    8,025,045
                                                 ------------
             OIL, ENERGY & NATURAL GAS (1.2%)
 2,532,000   Texaco 6.540% 1/9/01 .............     2,528,320
                                                 ------------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES              VALUE
- -------------------------------------------------------------
             RETAIL (4.3%)
$2,767,000   Sears Roebuck Acceptance 6.600%
              1/2/01 ..........................  $  2,766,493
 2,019,000   Sears Roebuck Acceptance 7.000%
              1/30/01 .........................     2,007,615
 2,115,000   Sears Roebuck Acceptance 6.600%
              1/4/01 ..........................     2,113,837
 2,115,000   Sears Roebuck Acceptance 6.600%
              1/5/01 ..........................     2,113,449
                                                 ------------
                                                    9,001,394
                                                 ------------
             TOTAL SHORT-TERM NOTES (43.8%)
              (COST $91,524,983) ..............  $ 91,524,983
                                                 ------------
             TOTAL HOLDINGS (95.7%)
              (COST $199,827,280) (a) .........  $200,203,682
                                                 ------------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (4.3%) ..............     9,017,848
                                                 ------------
             TOTAL NET ASSETS (100.0%) ........  $209,221,530
                                                 ============

- ---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis by $72,464.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $199,827,280) ..........  $200,203,682
  Cash in bank ............................           167
  Receivable for fund shares sold .........         3,123
  Variation margin on futures contracts
    (note 1) ..............................    10,036,680
  Dividends and accrued interest
    receivable ............................       100,073
                                             ------------
    Total assets ..........................   210,343,725
                                             ------------
Liabilities:
  Payable for securities purchased ........       734,202
  Payable for fund shares redeemed ........       270,154
  Payable for investment management
    services (note 3) .....................        66,538
  Other accrued expenses ..................        51,301
                                             ------------
    Total liabilities .....................     1,122,195
                                             ------------
Net assets at market value ................  $209,221,530
                                             ============
Net assets consist of:
  Par value, $1 per share .................  $ 14,898,517
  Paid-in capital in excess of par
    value .................................   194,658,923
  Accumulated net realized gain on
    investments (note 1) ..................     1,410,726
  Net unrealized appreciation
    (depreciation) on:
    Investments (note 1) ..................       376,402
    Futures contracts (note 1) ............    (2,123,038)
                                             ------------
Net assets at market value ................  $209,221,530
                                             ============
Shares outstanding (note 4) ...............    14,898,517
Net asset value per share .................  $      14.04
                                             ============

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest .................................  $  6,721,574
  Dividends ................................     1,213,792
                                              ------------
    Total investment income ................     7,935,366
                                              ------------
Expenses:
  Management fees (note 3) .................       808,566
  Custodian fees (note 3) ..................        43,298
  Directors' fees (note 3) .................         5,200
  Professional fees ........................        19,252
  Accounting and transfer agent fees .......       148,076
  Printing .................................        42,152
  Filing ...................................        14,000
  Other ....................................        13,382
                                              ------------
    Total expenses .........................     1,093,926
                                              ------------
    Net investment income ..................     6,841,440
                                              ------------
Realized and unrealized gain on investments:
  Net realized gain (loss) from:
    Investments ............................    12,574,353
    Futures contracts ......................   (11,155,002)
  Net change in unrealized appreciation
    (depreciation) on:
    Investments ............................   (23,725,634)
    Futures contracts ......................    (6,706,238)
                                              ------------
      Net loss on investments ..............   (29,012,521)
                                              ------------
      Net decrease in net assets from
         operations ........................  $(22,171,081)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEARS ENDED
                                                              ---------------------------
                                                                  2000           1999
                                                              ------------   ------------
From operations:
  Net investment income ....................................  $  6,841,440   $  4,219,735
  Realized gain on investments and futures contracts .......     1,419,351     16,124,128
  Unrealized appreciation (depreciation) on investments and
    futures contracts ......................................   (30,431,872)    18,777,088
                                                              ------------   ------------
      Net increase (decrease) in net assets from
       operations ..........................................   (22,171,081)    39,120,951
                                                              ------------   ------------
Dividends and distributions to shareholders:
  Dividends paid from net investment income ................    (6,830,725)    (4,150,432)
  Capital gains distributions ..............................      (374,349)   (15,896,517)
  Return of capital ........................................    (1,382,383)             0
                                                              ------------   ------------
      Total dividends and distributions ....................    (8,587,457)   (20,046,949)
                                                              ------------   ------------
From capital share transactions (note 4):
  Received from shares sold ................................    37,822,271    103,721,037
  Received from dividends reinvested .......................     8,587,457     20,046,949
  Paid for shares redeemed .................................   (22,998,587)   (20,430,472)
                                                              ------------   ------------
      Increase in net assets derived from capital share
       transactions ........................................    23,411,141    103,337,514
                                                              ------------   ------------
         Increase (decrease) in net assets .................    (7,347,397)   122,411,516
Net Assets:
  Beginning of period ......................................   216,568,927     94,157,411
                                                              ------------   ------------
  End of period (a) ........................................  $209,221,530   $216,568,927
                                                              ============   ============
(a) Includes undistributed net investment income of ........  $         --   $     90,091
                                                              ============   ============

 FINANCIAL HIGHLIGHTS

                                                                        YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------
                                                               2000          1999         1998      1997*
                                                              -------       ------       ------     ------
Per share data:
Net asset value, beginning of period .......................  $ 16.17       $14.23       $11.73     $10.00
Income (loss) from investment operations:
  Net investment income (loss) .............................     0.49         0.40         0.38      (0.45)
  Net realized and unrealized gain (loss) on investments ...    (2.00)        3.28         3.09       3.60
                                                              -------       ------       ------     ------
    Total income (loss) from investment operations .........    (1.51)        3.68         3.47       3.15
                                                              -------       ------       ------     ------
Less distributions:
  Dividends from net investment income .....................    (0.49)       (0.44)       (0.33)     (0.45)
  Distributions from net realized capital gains ............    (0.03)       (1.30)       (0.64)     (0.91)
  Distributions in excess realized capital gains ...........     0.00         0.00         0.00      (0.06)
  Return of capital ........................................    (0.10)           0            0          0
                                                              -------       ------       ------     ------
    Total distributions ....................................    (0.62)       (1.74)       (0.97)     (1.42)
                                                              -------       ------       ------     ------
Net asset value, end of period .............................  $ 14.04       $16.17       $14.23     $11.73
                                                              =======       ======       ======     ======
Total return ...............................................    (9.65)%      25.63%       30.00%     31.75%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets ..................     0.50%        0.49%        0.49%      0.52%(a)
  Ratio of net investment income to average net assets .....     3.14%        2.62%        2.89%      5.29%(a)
Portfolio turnover rate ....................................       30%          68%         115%       445%
Net assets at end of period (millions) .....................  $ 209.2       $216.6       $94.20     $22.10

- ---------------

  *  Commenced operations January 3, 1996
(a)  Annualized
(b)  Not annualized

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 OBJECTIVE

The objective of the Social Awareness Portfolio is to provide long-term growth of capital by investing primarily in the common stocks and other equity securities of companies that, in the Adviser's opinion, conduct their business in a way that enhances society's quality of life. The portfolio's social concern criteria will necessarily limit the universe of securities that may be selected for this portfolio. However, the Adviser believes the portfolio's objective of long-term capital growth can be achieved despite this limitation.

 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:

One year                                   -12.80%
Three year                                  -7.31%
Since inception (1/3/97)                      .01%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The overall stock market in 2000 had yet the most volatile year in memory. The Social Awareness Portfolio was no different in this respect and unfortunately ended up on a bad note. The fund outperformed during the first three-quarters of the year only to give it all back in the fall market collapse. For the year, the portfolio had a return of -12.80% vs. -9.10% for the S&P 500. The portfolio significantly under performed the broader market in the last quarter due to its over-weighting in faster growing technology companies. The NASDAQ was down a remarkable -32.70% in the last quarter of 2000 and a full -39.18% for the year. This deeply affected most of the equity positions held by the fund. As you may recall, the portfolio was repositioned over the last year and a half to increase the growth orientation of the securities held and this ended up hurting relative performance.

Management is committed to improving relative performance of the fund and has decreased the size of the over-weighting in technology companies. Yet, we believe that the best positioning of the fund for long-term performance requires an over-weighting in large companies with industry-leading growth rates. This strategy should pay off in the long run but have periods of over and under performance during any short-term measurement period.

The portfolio at the end of 2000 had an over-weighting in technology, capital goods, communication services, utilities and energy. We believe the fund is positioned to benefit from the stronger names in these industries. The market plunge has provided numerous opportunities for new investments of which we are regularly reviewing.

As we look to 2001, we are guardedly optimistic about the overall equity market. Company earnings have deteriorated greatly during the last quarter of 2000 and the prospects for any growth in overall earnings for the first quarter of 2001 look bleak. If the market is to improve, it will need a fair amount of help from the Federal Reserve in the form of much lower interest rates. This combined with gradual earnings improvement throughout the year should allow for a return to positive stock performance. We thank you for your continued support and hope to report improved performance in the future.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                    SOCIAL AWARENESS
                                                  (COMMENCED OPERATIONS
                                                    JANUARY 3, 1997)              S&P 500 INDEX            RUSSELL 2000 INDEX
                                                  ---------------------           -------------            ------------------
'1/3/97                                                 10000.00                    10000.00                    10000.00
                                                        11321.00                    12060.00                    11020.00
'97                                                     12562.90                    13336.00                    12226.70
                                                        12462.40                    15697.70                    12871.00
'98                                                      9748.10                    17146.70                    11953.30
                                                        10181.90                    19269.40                    13062.60
'99                                                     11473.00                    20755.10                    14494.30
                                                        12791.20                    20665.80                    14933.40
'00                                                     10005.30                    18863.80                    14067.30

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

Russell 2000 Index represents the 2000 smallest companies in the Russell 3000 Index.

The Social Awareness Portfolio changed its benchmark from the smaller capitalization weighted Russell 2000 to the larger capitalization of S&P 500 Index to better reflect the portfolio's objectives and style.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO (CONTINUED)

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Citigroup Inc.                         4.6
 2.  American International Group           4.5
 3.  Tyco International Ltd.                4.3
 4.  American General Finance               3.9
 5.  Telltabs Inc                           3.8
 6.  American Express                       3.7
 7.  Johnson & Johnson                      3.5
 8.  Texas Instruments Inc.                 3.2
 9.  Plexus Corporation                     3.1
10.  Schlumberger Ltd.                      3.0

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Telecommunications                     11.6
 2.  Computer and Related                   11.4
 3.  Electronic Components/
     Semiconductors                         10.3
 4.  Oil, Energy, and Natural Gas            9.9
 5.  Financial Services                      9.1

- ---------------

* Composition of portfolio is subject to change.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                     MARKET
 SHARES              U.S. COMMON STOCKS              VALUE
- -------------------------------------------------------------
           BROADCAST RADIO & TV (1.4%)
   3,000   *AT&T Corp. Liberty Media ............  $   40,688
                                                   ----------
           BUSINESS SERVICES (1.7%)
   1,000   *Agile Software Corp. ................      49,375
                                                   ----------
           COMMERCIAL SERVICES (3.1%)
   3,000   *Plexus Corp. ........................      91,172
                                                   ----------
           COMMUNICATIONS (8.8%)
   4,000   *ADC Telecommunication ...............      72,500
   5,500   *McleodUSA Inc. ......................      77,688
   2,000   *RF Micro Devices Inc. ...............      54,875
   4,100   *Worldcom Inc. .......................      57,400
                                                   ----------
                                                      262,463
                                                   ----------
           COMPUTER & RELATED (11.4%)
   1,500   *Cisco Systems Inc. ..................      57,375
   1,000   *EMC Corp. ...........................      66,500
     800   Intl. Business Machines ..............      68,000
   2,600   *Solectron ...........................      88,140
   2,200   *Sun Microsystems ....................      61,325
                                                   ----------
                                                      341,340
                                                   ----------
           CONSUMER PRODUCTS (5.6%)
   1,000   Coca-Cola Co. ........................      60,937
   1,000   Johnson & Johnson ....................     105,063
                                                   ----------
                                                      166,000
                                                   ----------
           DIVERSIFIED MANUFACTURING (1.6%)
   1,000   General Electric Co. .................      47,938
                                                   ----------
           DRUGS (2.0%)
   1,000   *Medicis Pharmaceuticals .............      59,125
                                                   ----------
           ELECTRONIC COMPONENTS/SEMICONDUCTORS (10.3%)
   1,500   Calpine Corp. ........................      67,594
   1,000   CTS Corp. ............................      36,437
   1,000   Intel Corp. ..........................      30,250
   2,000   Texas Instruments Inc. ...............      94,750
   2,000   *Transwitch Corp. ....................      78,250
                                                   ----------
                                                      307,281
                                                   ----------
           FINANCIAL SERVICES (9.1%)
   2,666   Citigroup Inc. .......................     136,133
   1,500   Household International ..............      82,500
   2,000   Metris Cos. ..........................      52,625
                                                   ----------
                                                      271,258
                                                   ----------
           INSURANCE SERVICES (4.5%)
   1,375   American Intl. Group .................     135,523
                                                   ----------
           MEDIA & PUBLISHING (2.9%)
   1,844   *Viacom Inc. CL B ....................      86,207
                                                   ----------

                                                     MARKET
 SHARES              U.S. COMMON STOCKS              VALUE
- -------------------------------------------------------------
           OIL, ENERGY & NATURAL GAS (9.9%)
   1,000   Apache Corp. .........................  $   70,062
   1,000   Enron Corp. ..........................      83,125
   2,000   *Rowan Cos. Inc. .....................      54,000
   1,100   Schlumberger Ltd. ....................      87,931
                                                   ----------
                                                      295,118
                                                   ----------
           RETAIL (1.4%)
   1,000   RadioShack Corp. .....................      42,812
                                                   ----------
           SECURITY SYSTEMS & SERVICES (4.3%)
   2,300   Tyco Intl. Ltd. ......................     127,650
                                                   ----------
           TELECOMMUNICATIONS (10.1%)
   1,000   *JDS Uniphase ........................      41,687
   1,000   Qualcomm Inc. ........................      82,188
   2,000   Scientific Atlanta Inc. ..............      65,125
   2,000   *Telltabs Inc. .......................     113,000
                                                   ----------
                                                      302,000
                                                   ----------
           WIRELESS EQUIPMENT (2.9%)
   1,500   *Powerwave Technology Inc. ...........      87,750
                                                   ----------
           TOTAL U.S. COMMON STOCKS (91.0%)
            (COST $2,603,487) ...................  $2,713,700
                                                   ----------

                                                     MARKET
 SHARES            FOREIGN COMMON STOCKS             VALUE
- -------------------------------------------------------------
           CANADA (2.0%)
           DRUGS (2.0%)
   1,500   *Biovail Corp. .......................  $   58,260
                                                   ----------
           MEXICO (1.5%)
           TELECOMMUNICATIONS (1.5%)
   1,000   Telefonos de Mexico ..................      45,125
                                                   ----------
           TOTAL FOREIGN COMMON STOCKS (3.5%)
            (COST $105,651) .....................  $  103,385
                                                   ----------
           TOTAL COMMON STOCKS (94.5%)
            (COST $2,709,138) ...................  $2,817,085
                                                   ----------

  FACE                                               MARKET
 AMOUNT               SHORT-TERM NOTES               VALUE
- -------------------------------------------------------------
           FINANCIAL SERVICES (7.5%)
$109,000   American Express 6.380% 1/2/01 .......  $  108,981
 116,000   American General Finance 6.400%
            1/2/01 ..............................     115,979
                                                   ----------
           TOTAL SHORT-TERM NOTES (7.5%)
            (COST $224,960) .....................  $  224,960
                                                   ----------
           TOTAL HOLDINGS (102.0%)
            (COST $2,934,098) (a) ...............  $3,042,045
                                                   ----------
           LIABILITIES, NET OF CASH &
            RECEIVABLES (-2.0%) .................     (59,946)
                                                   ----------
           TOTAL NET ASSETS (100.0%) ............  $2,982,099
                                                   ==========

- ---------------

 * Non-income producing securities.

(a) Represents cost for financial reporting and federal income tax purposes.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $2,934,098) ..............  $3,042,045
  Cash in bank ..............................       1,072
  Receivable for fund shares sold ...........      22,338
  Dividends and accrued interest
    receivable ..............................       1,010
                                               ----------
    Total assets ............................   3,066,465
                                               ----------
Liabilities:
  Payable for securities purchased ..........      69,559
  Payable for fund shares redeemed ..........          36
  Payable for investment management services
    (note 3) ................................       1,541
  Other accrued expenses ....................      13,230
                                               ----------
    Total liabilities .......................      84,366
                                               ----------
Net assets at market value ..................  $2,982,099
                                               ==========
Net assets consist of:
  Par value, $1 per share ...................  $  331,712
  Paid-in capital in excess of par value ....   4,790,517
  Accumulated net realized loss on
    investments (note 1) ....................  (2,248,077)
  Net unrealized appreciation on investments
    (note 1) ................................     107,947
                                               ----------
Net assets at market value ..................  $2,982,099
                                               ==========
Shares outstanding (note 4) .................     331,712
Net asset value per share ...................  $     8.99
                                               ==========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest ...................................  $  12,565
  Dividends ..................................     11,834
                                                ---------
    Total investment income ..................     24,399
                                                ---------
Expenses:
  Management fees (note 3) ...................     21,462
  Custodian fees (note 3) ....................      4,825
  Directors' fees (note 3) ...................        150
  Professional fees ..........................      7,751
  Accounting and transfer agent fees .........      3,580
  Printing ...................................        900
  Filing .....................................        400
  Other ......................................        274
                                                ---------
    Total expenses ...........................     39,342
                                                ---------
    Net investment loss ......................    (14,943)
                                                ---------
Realized and unrealized gain (loss) on
  investments:
  Net realized gain from investments .........    186,397
  Net change in unrealized appreciation on
    investments ..............................   (592,994)
                                                ---------
  Net loss on investments ....................   (406,597)
                                                ---------
  Net decrease in net assets from
    operations ...............................  $(421,540)
                                                =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEARS ENDED
                                                              -------------------------
                                                                 2000          1998
                                                              -----------   -----------
From operations:
  Net investment income (loss) .............................  $   (14,943)  $    19,816
  Realized gain (loss) on investments ......................      186,397    (1,812,454)
  Unrealized appreciation (depreciation) on investments ....     (592,994)    2,093,387
                                                              -----------   -----------
      Net increase (decrease) in net assets from
       operations ..........................................     (421,540)      300,749
                                                              -----------   -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income ................           --       (19,816)
  Dividend paid in excess of net investment income .........           --          (831)
                                                              -----------   -----------
      Total dividends ......................................           --       (20,647)
                                                              -----------   -----------
From capital share transactions (note 4):
  Received from shares sold ................................      902,535       876,492
  Received from dividends reinvested .......................            0        20,647
  Paid for shares redeemed .................................   (1,088,829)   (4,178,575)
                                                              -----------   -----------
      Decrease in net assets derived from capital share
       transactions ........................................     (186,294)   (3,281,436)
                                                              -----------   -----------
         Decrease in net assets ............................     (607,834)   (3,001,334)
Net Assets:
  Beginning of period ......................................    3,589,933     6,591,267
                                                              -----------   -----------
  End of period ............................................  $ 2,982,099   $ 3,589,933
                                                              ===========   ===========

 FINANCIAL HIGHLIGHTS

                                                                      YEARS ENDED DECEMBER 31,
                                                              ----------------------------------------
                                                               2000        1999       1998      1997*
                                                              -------     ------     ------     ------
Per share data:
Net asset value, beginning of period .......................  $ 10.31     $ 8.80     $11.40     $10.00
Income (loss) from investment operations:
  Net investment income (loss) .............................    (0.05)      0.04       0.05       0.09
  Net realized and unrealized gain (loss) on investments ...    (1.27)      1.51      (2.60)      2.47
                                                              -------     ------     ------     ------
    Total income (loss) from investment operations .........    (1.32)      1.55      (2.55)      2.56
                                                              -------     ------     ------     ------
Less distributions:
  Dividends from net investment income .....................     0.00      (0.04)     (0.05)     (0.07)
  Distributions from net realized capital gains ............     0.00       0.00       0.00      (1.09)
                                                              -------     ------     ------     ------
    Total distributions ....................................     0.00      (0.04)     (0.05)     (1.16)
                                                              -------     ------     ------     ------
Net asset value, end of period .............................  $  8.99     $10.31     $ 8.80     $11.40
                                                              =======     ======     ======     ======
Total return ...............................................   (12.80)%    17.69%    (22.41)%    25.63%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets ..................     1.10%      0.93%      0.81%      0.95%(a)
  Ratio of net investment income (loss) to average net
    assets .................................................    (0.42)%     0.47%      0.55%      0.75%(a)
Portfolio turnover rate ....................................       75%       122%        71%        40%
Net assets at end of period (millions) .....................  $   3.0     $  3.6     $  6.6     $  4.8

- ---------------

  *  Commenced operations January 3, 1997
(a)  Annualized
(b)  Not annualized.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

 OBJECTIVE

The Strategic Income Portfolio seeks to generate high current income by investing at least 80% of its assets in income-producing securities, including at least 40% of assets in a core group of U.S. government and corporate fixed-income securities, and the remainder in other income-producing securities.

 PERFORMANCE AS OF DECEMBER 31, 2000

TOTAL RETURN:

One-year                                    11.90%
Three-year                                   1.64%
Since inception (1/3/97)                     3.37%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Strategic Income Portfolio posted a 11.90% return for the year compared to a 10.10% return for the Leman Brothers Govt/Corp Bond Index -- Intermediate benchmark. The largest stock holding in the portfolio at year end was Prentiss Properties Invs Inc. The portfolio is predominated by holdings in the Financial Services and REIT industries. The best performing stock in the portfolio as of year end was Phillip Morris Inc., First Commonwealth FD Inc., was the worst performing stock as of year end.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                                 STRATEGIC INC. (COMMENCED
                                                                OPERATIONS JANUARY 3, 1997)             LB GOVT/CORP INT.
                                                                ---------------------------             -----------------
1/97                                                                      10000.00                           10000.00
                                                                          10296.00                           10283.00
'97                                                                       10902.40                           10786.90
                                                                          10962.40                           11156.90
'98                                                                       10747.50                           11691.30
                                                                          10711.00                           11623.50
'99                                                                       10231.10                           11736.20
                                                                          10618.90                           12112.90
'00                                                                       11448.20                           12922.10

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

The Lehman Brothers Govt/Corp. Index represents a market-weighted portfolio of high quality intermediate corporate and government bonds.
 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  GNMA Pool #436197X
     7.00% 2/15/28                          4.3
 2.  Prentiss Properties Invs
     Inc.                                   4.1
 3.  Ahmanson Cap Trust I
     8.36% 12/1/26                          3.3
 4.  Federated Department Stores
     8.50% 6/15/03                          3.1
 5.  ABN-AMRO Bank N.V.
     7.75% 5/15/23                          3.1
 6.  Lehman Brothers Holdings
     7.125% 9/15/03                         3.1
 7.  Merrill Lynch & Co NT
     7.00% 4/27/08                          3.0
 8.  Spieker Properties LP 7.125%
     12/1/06                                3.0
 9.  Phillip Morris Co. 7.125%
     8/15/02                                3.0
10.  FNMA 6.50% 4/18/25                     3.0

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Financial Services                     19.7
 2.  Government                             16.0
 3.  REITS                                  15.6
 4.  Real Estate and Leasing                 7.9
 5.  Retail                                  7.7

- ---------------

  * Composition of portfolio subject to change.

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

  FACE                                               MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
- -------------------------------------------------------------
           GOVERNMENT (16.0%)
$ 12,959   FHLMC 7.500% 7/15/21 .................  $   12,955
  83,850   FNMA 9.000% 4/1/16 ...................      86,542
  62,462   FNMA 7.500% 10/1/24 ..................      63,365
 100,000   FNMA 6.500% 4/18/25 ..................      99,690
  52,462   FNMA 7.000% 9/1/27 ...................      52,540
  26,880   FNMA 7.500% 9/1/28 ...................      27,269
  44,775   GNMA 7.500% 6/15/27 ..................      45,525
 142,826   GNMA 7.000% 2/15/28 ..................     143,477
                                                   ----------
                                                      531,363
                                                   ----------
           AEROSPACE (2.9%)
 100,000   Lockheed Corp. 7.875% 3/15/23 ........      96,446
                                                   ----------
           BANKING (6.8%)
 100,000   ABM-AMRO Bank N.V. 7.750% 5/15/23 ....     102,592
  75,000   Banc One Corp. 8.000% 4/29/27 ........      74,301
  50,000   NB Capital Trust 8.250% 4/15/27 ......      47,565
                                                   ----------
                                                      224,458
                                                   ----------
           COMMUNICATIONS (1.5%)
  50,000   GTE Corp. 7.830% 5/1/23 ..............      50,459
                                                   ----------
           CONSUMER PRODUCTS (3.0%)
 100,000   Phillip Morris Co. 7.125% 8/15/02 ....     100,071
                                                   ----------
           FINANCIAL SERVICES (15.2%)
 120,000   Ahmanson Capital Trust I 8.360%
            12/1/26 (144A) ......................     110,169
 100,000   First Union Institutional Capital I
            8.040% 12/1/26 ......................      93,907
 100,000   Lehman Brothers Holdings 7.125%
            9/15/03 .............................     101,072
 100,000   Merrill Lynch & Co. NT 7.000%
            4/27/08 .............................     101,024
 100,000   Zurich Capital Trust (144A) 8.376%
            6/1/37 ..............................      97,255
                                                   ----------
                                                      503,427
                                                   ----------
           FORESTRY & PAPER PRODUCTS (0.7%)
  25,000   Fort James Corp. 6.625% 9/15/04 ......      23,352
                                                   ----------
           REAL ESTATE & LEASING (6.5%)
  50,000   EOP Operating Ltd. Partner 6.763%
            6/15/07 .............................      48,573
 100,000   Spieker Properties LP 7.125%
            12/1/06 .............................     100,580
  75,000   Spieker Properties LP 7.350%
            12/1/17 .............................      68,768
                                                   ----------
                                                      217,921
                                                   ----------
           RETAIL (7.7%)
 100,000   Federated Dept. Stores 8.500%
            6/15/03 .............................     102,956
  50,000   May Department Stores Co. 7.900%
            10/15/07 ............................      52,032
  50,000   May Department Stores Co. 7.625%
            8/15/13 .............................      50,769
  50,000   Sears Roebuck Acceptance Global 7.000%
            6/15/07 .............................      49,221
                                                   ----------
                                                      254,978
                                                   ----------
           UTILITIES (3.0%)
 100,000   Duke Power Co. 7.875% 5/1/24 .........      99,478
                                                   ----------
           TOTAL LONG-TERM BONDS & NOTES (63.3%)
            (COST $2,146,080) ...................  $2,101,953
                                                   ----------

                                                     MARKET
 SHARES        REAL ESTATE INVESTMENT TRUSTS         VALUE
- -------------------------------------------------------------
   2,500   Bedford Property Invs. Inc. ..........  $   50,625
   2,000   Developers Divers Realty Corp. .......      26,625
   1,000   Franchise Finance Corp. ..............      23,312
   3,000   Glimcher Realty Trust SBI ............      37,500
   1,603   Healthcare Realty Trust Inc. .........      34,064
     190   Hospitality Properties Trust .........       4,299
   2,000   Lasalle Hotel Properties .............      30,375
   2,500   Liberty Property Trust ...............      71,406
   1,000   Mills Corp. ..........................      16,563
   2,000   New Plan Excel Realty Trust ..........      26,250
   1,000   Post Properties Inc. .................      37,562
   5,000   Prentiss Properties Invs. Inc. .......     134,688
   1,200   Sovran Self Storage ..................      23,850
                                                   ----------
                                                      517,119
                                                   ----------
           TOTAL REAL ESTATE INVESTMENT TRUSTS
            (15.6%) (COST $529,128) .............  $  517,119
                                                   ----------

                                                     MARKET
 SHARES       CLOSED-END INVESTMENT COMPANIES        VALUE
- -------------------------------------------------------------
   6,500   First Australia Prime Inc. ...........  $   26,260
   6,900   First Commonwealth Fund Inc. .........      62,100
                                                   ----------
           TOTAL CLOSED-END INVESTMENT COMPANIES (2.7%)
            (COST $113,785) .................................
                                                   ----------

                                                     MARKET
 SHARES              U.S. COMMON STOCKS              VALUE
- -------------------------------------------------------------
           CONSUMER PRODUCTS (1.3%)
   1,000   Philip Morris Cos. Inc. ..............  $   44,000
                                                   ----------
           FINANCIAL SERVICES (0.5%)
   2,000   Morgan Stanley Dean Witter ...........      16,625
                                                   ----------
           FOOD & RELATED (0.6%)
     400   Heinz H J Co. ........................      18,975
                                                   ----------
           HOTEL/LODGING (2.7%)
   7,000   RFS Hotels Invs Inc. .................      91,438
                                                   ----------
           UTILITIES (1.9%)
     500   Cinergy Corp. ........................      17,563
   1,000   TXU Corp. ............................      44,312
                                                   ----------
                                                       61,875
                                                   ----------
           TOTAL U.S. COMMON STOCKS (7.0%)
            (COST $209,861) .....................  $  232,913
                                                   ----------

                                                     MARKET
 SHARES               PREFERRED STOCKS               VALUE
- -------------------------------------------------------------
           COMMUNICATIONS (1.8%)
   2,500   MCI Capital 8% Series A ..............  $   59,531
                                                   ----------
           FINANCIAL SERVICES (4.0%)
   1,500   Citigroup Cap I 8% 9/30/36 ...........      38,062
   1,000   Household Capital ....................      26,875
     700   MSDW Capital Trust ...................      17,150
   2,000   PLC Capital Trust I 8.25% ............      49,250
                                                   ----------
                                                      131,337
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                     MARKET
 SHARES               PREFERRED STOCKS               VALUE
- -------------------------------------------------------------
           OIL, ENERGY & NATURAL GAS (1.5%)
   2,000   Enron Capital Trust I 8.3% ...........  $   50,000
                                                   ----------
           REAL ESTATE & LEASING (1.4%)
   2,000   Kimco Realty Corp. 8.5% ..............      45,500
                                                   ----------
           UTILITIES (1.8%)
   2,500   Alabama Power Capital Tr II 7.6% .....      62,031
                                                   ----------
           TOTAL PREFERRED STOCKS (10.5%)
            (COST $356,071) .....................  $  348,399
                                                   ----------

  FACE                                               MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
- -------------------------------------------------------------
           FINANCIAL (0.8%)
$ 27,000   Firstar Bank 4.250% 1/2/01 repurchase
            price $27,013 collateralized by
            various government agency obligations
            Market Value: ($27,537)
            Face Value: ($31,920)
            Due from: 5/2/14 to 9/15/29
            Interest from: 6.000% to 7.492% .....  $   27,000
                                                   ----------
           TOTAL REPURCHASE AGREEMENTS (0.8%)
            (COST $27,000) ......................  $   27,000
                                                   ----------
           TOTAL HOLDINGS (99.9%)
            (COST $3,381,925) (a) ...............  $3,315,744
                                                   ----------
           CASH & RECEIVABLES, NET OF
            LIABILITIES (0.1%) ..................       2,424
                                                   ----------
           TOTAL NET ASSETS (100.0%) ............  $3,318,168
                                                   ==========

- ---------------

  (a) Represents cost for financial reporting and federal income tax purposes.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $207,424 or 6.3% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.
FHLMC  Federal Home Loan Mortgage Corp.
 FNMA  Federal National Mortgage Association
 GNMA  Government National Mortgage Association

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $3,381,925) ..............  $3,315,744
  Cash in bank ..............................         369
  Dividends and accrued interest
    receivable ..............................      35,480
                                               ----------
    Total assets ............................   3,351,593
                                               ----------
Liabilities:
  Payable for securities purchased ..........      17,100
  Payable for fund shares redeemed ..........         173
  Payable for investment management services
    (note 3) ................................       2,219
  Other accrued expenses ....................      13,933
                                               ----------
    Total liabilities .......................      33,425
                                               ----------
Net assets at market value ..................  $3,318,168
                                               ==========
Net assets consist of:
  Par value, $1 per share ...................  $  384,590
  Paid-in capital in excess of par value ....   3,514,028
  Accumulated net realized loss on
    investments (note 1) ....................    (522,641)
  Net unrealized depreciation on investments
    (note 1) ................................     (66,181)
  Undistributed net investment income .......       8,372
                                               ----------
Net assets at market value ..................  $3,318,168
                                               ==========
Shares outstanding (note 4) .................     384,590
Net asset value per share ...................  $     8.63
                                               ==========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest ...................................  $ 164,847
  Dividends ..................................     97,633
                                                ---------
    Total investment income ..................    262,480
                                                ---------
Expenses:
  Management fees (note 3) ...................     24,846
  Custodian fees (note 3) ....................      4,825
  Directors' fees (note 3) ...................        110
  Professional fees ..........................      7,736
  Accounting and transfer agent fees .........      6,941
  Printing ...................................        700
  Filing .....................................        300
  Other ......................................        270
                                                ---------
    Total expenses ...........................     45,728
                                                ---------
    Net investment income ....................    216,752
                                                ---------
Realized and unrealized loss on investments:
  Net realized loss from investments .........   (133,915)
  Net change in unrealized appreciation
    (depreciation) on investments ............    271,144
                                                ---------
  Net gain on investments ....................    137,229
                                                ---------
  Net increase in net assets from
    operations ...............................  $ 353,981
                                                =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                    YEARS ENDED
                                                              ------------------------
                                                                 2000          1999
                                                              ----------    ----------
From operations:
  Net investment income ....................................  $  216,752    $  261,370
  Realized loss on investments .............................    (133,915)     (291,696)
  Unrealized appreciation (depreciation) on investments ....     271,144      (139,474)
                                                              ----------    ----------
      Net increase (decrease) in net assets from
       operations ..........................................     353,981      (169,800)
                                                              ----------    ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income ................    (223,843)     (245,907)
                                                              ----------    ----------
From capital share transactions (note 4):
  Received from shares sold ................................     182,586       262,247
  Received from dividends reinvested .......................     223,843       245,907
  Paid for shares redeemed .................................    (313,446)   (1,016,913)
                                                              ----------    ----------
      Increase (decrease) in net assets derived from capital
       share transactions ..................................      92,983      (508,759)
                                                              ----------    ----------
         Increase (decrease) in net assets .................     223,121      (924,466)
Net Assets:
  Beginning of period ......................................   3,095,047     4,019,513
                                                              ----------    ----------
  End of period (a) ........................................  $3,318,168    $3,095,047
                                                              ==========    ==========
(a) Includes undistributed net investment income of ........  $    8,372    $   15,463
                                                              ==========    ==========

 FINANCIAL HIGHLIGHTS

                                                                    YEARS ENDED DECEMBER 31,
                                                              ------------------------------------
                                                               2000      1999      1998     1997*
                                                              ------    ------    ------    ------
Per share data:
Net asset value, beginning of period .......................  $ 8.29    $ 9.34    $10.16    $10.00
Income (loss) from investment operations:
  Net investment income ....................................    0.59      0.65      0.68      0.71
  Net realized and unrealized gain (loss) on investments ...    0.34     (1.07)    (0.82)     0.13
                                                              ------    ------    ------    ------
    Total income (loss) from investment operations .........    0.93     (0.42)    (0.14)     0.84
                                                              ------    ------    ------    ------
Less distributions:
  Dividends from net investment income .....................   (0.59)    (0.63)    (0.68)    (0.67)
  Distributions from net realized capital gains ............    0.00      0.00      0.00     (0.01)
                                                              ------    ------    ------    ------
    Total distributions ....................................   (0.59)    (0.63)    (0.68)    (0.68)
                                                              ------    ------    ------    ------
Net asset value, end of period .............................  $ 8.63    $ 8.29    $ 9.34    $10.16
                                                              ======    ======    ======    ======
Total return ...............................................   11.90%    (4.81)%   (1.42)%    8.74%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets ..................    1.47%     1.27%     1.18%     1.30%(a)
  Ratio of net investment income to average net assets .....    6.98%     7.23%     7.12%     7.04%(a)
Portfolio turnover rate ....................................      28%       53%      104%      102%
Net assets at end of period (millions) .....................  $  3.3    $  3.1    $  4.0    $  3.2

 * Commenced operations on January 3, 1997.

(a) Annualized.

(b) Not annualized.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME PORTFOLIO

 OBJECTIVE

The Firstar Growth & Income Portfolio seeks to provide both reasonable income and long-term capital appreciation by investing in income producing securities, including dividend paying common and preferred stock as well as fixed income securities.
 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:

One year                                     3.86%
Three year                                   2.94%
Since inception (1/3/97)                     4.59%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Firstar Growth & Income Portfolio posted a 3.86% return for the year. This compares to a 9.10% return to the portfolio's benchmark, the S&P 500 Index over the same time period. The largest stock holding in the portfolio at year end was Citigroup Inc. The portfolio is predominated by holdings in the Oil, Energy & Natural Gas, and Computer and Related industries. The best performing stock in the portfolio as of year end was Walgreen & Co., while Cisco Systems Inc., was the worst performing stock as of year end.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                 FIRSTAR GROWTH & INCOME
                                                  (COMMENCED OPERATIONS
                                                    JANUARY 3, 1997)              S&P 500 INDEX             LB GOVT/CORP INT.
                                                 -----------------------          -------------             -----------------
1/97                                                    10000.00                    10000.00                    10000.00
                                                        10531.00                    12060.00                    10283.00
'97                                                     10969.10                    13336.00                    10786.90
                                                        11253.20                    15697.70                    11156.90
'98                                                     11289.20                    17146.70                    11691.30
                                                        11670.80                    19269.40                    11623.50
'99                                                     11488.70                    20755.10                    11736.20
                                                        12005.70                    20665.80                    12112.90
'00                                                     11966.10                    18863.80                    12922.10

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

The Lehman Brothers Govt/Corp. Index-Intermediate represents a market weighted portfolio of high quality intermediate corporate and government bonds.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

The Firstar Growth & Income Portfolio changed its benchmark from the Leman Brothers Govt/Corp. Intermediate Index to the S&P 500 Index to better reflect the style and objectives of the portfolio.

 TOP 10 STOCK & BOND HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Citigroup Inc.                         2.4
 2.  Safeway Inc.                           2.0
 3.  McGraw-Hill Companies Inc.             2.1
 4.  General Electric Co.                   2.1
 5.  Mellon Bank Corporation                1.8
 6.  Exxon Mobil Corporation                1.7
 7.  SBC Communications                     1.7
 8.  Automatic Data Processing
     Inc.                                   1.7
 9.  Ecolab Inc.                            1.7
10.  Walgreen Co.                           1.6

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Oil, Energy, and Natural Gas           11.7
 2.  Financial Services                      8.1
 3.  Computer and Related                    7.9
 4.  Banking                                 6.3
 5.  Drugs                                   6.0

- ---------------

  * Composition of portfolio subject to change.

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                     MARKET
 SHARES              U.S. COMMON STOCKS              VALUE
- -------------------------------------------------------------
           ADVERTISING (1.0%)
   1,100   Interpublic Group of Cos. Inc. .......  $   46,819
                                                   ----------
           AEROSPACE (0.5%)
     300   General Dynamics Corp. ...............      23,539
                                                   ----------
           AIRLINES (0.3%)
     375   Southwest Airlines Co. ...............      12,574
                                                   ----------
           BANKING (6.3%)
   1,350   Bank of New York Inc. ................      74,503
     375   Fifth Third Bancorp ..................      22,406
   1,700   Mellon Bank Corp. ....................      83,619
     700   Northern Trust Corp. .................      57,094
     850   Wells Fargo Co. ......................      47,334
                                                   ----------
                                                      284,956
                                                   ----------
           BROADCAST RADIO & TV (1.5%)
     600   *Comcaset Corp CL A ..................      25,050
     825   Timer Warner Inc. ....................      43,098
                                                   ----------
                                                       68,148
                                                   ----------
           BUSINESS SERVICES (3.7%)
   1,250   Automatic Data Processing Inc. .......      79,141
   1,500   Manpower Inc. ........................      57,000
   1,200   *Robert Half Intl. Inc. ..............      31,800
                                                   ----------
                                                      167,941
                                                   ----------
           CHEMICALS (2.1%)
     950   Monsanto Co. .........................      49,222
   1,025   Praxair Inc. .........................      45,484
                                                   ----------
                                                       94,706
                                                   ----------
           COMPUTER & RELATED (7.9%)
     325   Adobe Systems Inc. ...................      18,911
   1,525   *Cisco Systems Inc. ..................      58,331
     875   *EMC Corp./Mass ......................      58,187
   1,275   Intel Corp. ..........................      38,569
     350   Intl. Business Machines ..............      29,750
   1,100   *Microsoft Corp. .....................      47,850
     300   Siebel Systems Inc. ..................      20,288
     925   *Sungard Data Systems ................      43,591
     850   *Sun Microsystems Inc. ...............      23,694
     200   Veritas Software Corp. ...............      17,500
                                                   ----------
                                                      356,671
                                                   ----------
           CONSUMER PRODUCTS (3.3%)
     475   Avery Dennison Corp. .................      26,066
     475   Estee Lauder Cos. Inc. ...............      20,811
     550   Johnson & Johnson ....................      57,784
     600   Kimberly-Clark Corp. .................      42,414
                                                   ----------
                                                      147,075
                                                   ----------
           CRUISE LINES (1.3%)
   1,900   Carnival Corp. CL A ..................      58,544
                                                   ----------
           DELIVERY SERVICE (0.6%)
     450   United Parcel Service ................      26,466
                                                   ----------

                                                     MARKET
 SHARES              U.S. COMMON STOCKS              VALUE
- -------------------------------------------------------------
           DRUGS (6.0%)
     725   American Home Products Corp. .........  $   46,074
     925   Bristol-Myers Squibb Co. .............      68,392
     425   Lilly (Eli) & Co. ....................      39,551
     575   Merck & Co. Inc. .....................      53,834
   1,356   Pfizer Inc. ..........................      62,376
                                                   ----------
                                                      270,227
                                                   ----------
           ELECTRONIC COMPONENTS/SEMICONDUCTORS (2.6%)
     475   *Analog Devices Inc. .................      24,314
     500   Applied Materials Inc. ...............      19,750
     918   Molex Inc. ...........................      23,352
   1,075   Texas Instruments Inc. ...............      50,928
                                                   ----------
                                                      118,344
                                                   ----------
           FINANCIAL SERVICES (8.1%)
     975   Ambac Financial Group Inc. ...........      56,855
     925   American Express Co. .................      50,817
   2,191   Citigroup Inc. .......................     111,878
     175   Freddie Mac ..........................      12,053
     925   Legg Mason Inc. ......................      50,413
     800   Merrill Lynch & Co. ..................      54,550
     350   Morgan Stanley Dean Witter & Co. .....      27,737
                                                   ----------
                                                      364,303
                                                   ----------
           FOOD & BEVERAGES (5.8%)
   1,500   Anheuser-Busch Cos. ..................      68,250
   1,050   PepsiCo Inc. .........................      52,041
   1,475   *Safeway Inc. ........................      92,188
   1,650   Sysco Corp. ..........................      49,500
                                                   ----------
                                                      261,979
                                                   ----------
           INDUSTRIAL SERVICES (1.7%)
   1,800   Ecolab Inc. ..........................      77,738
                                                   ----------
           INSTRUMENT -- SCIENTIFIC (1.6%)
   1,125   Millipore Corp. ......................      70,875
                                                   ----------
           INSURANCE SERVICES (3.1%)
     662   American Intl. Group .................      65,248
     625   Marsh & McLennan Cos. Inc. ...........      73,125
                                                   ----------
                                                      138,373
                                                   ----------
           MEDIA & PUBLISHING (3.6%)
   1,625   McGraw-Hill Cos. Inc. ................      95,266
     600   Walt Disney Co. ......................      17,363
   1,032   *Viacom Inc. .........................      48,246
                                                   ----------
                                                      160,875
                                                   ----------
           MEDICAL & RELATED (2.2%)
     475   Baxter Intl. Inc. ....................      41,948
      50   Genzyme Corp. Genl. Division .........       4,497
   1,175   HCA-The Healthcare Corp. .............      51,712
                                                   ----------
                                                       98,157
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                     MARKET
 SHARES              U.S. COMMON STOCKS              VALUE
- -------------------------------------------------------------
           OIL, ENERGY & NATURAL GAS (11.7%)
     500   Apache Corp. .........................  $   35,031
     700   Enron Corp. ..........................      58,187
   1,050   Enron Corp. Notes 2002 ...............      50,597
     800   Exelon Corp. .........................      56,168
     910   Exxon Mobil Corp. ....................      79,113
     975   Montana Power Co. ....................      20,231
   1,250   *Nabors Industries Inc. ..............      73,937
     525   Phillips Petroleum Co. ...............      29,859
     600   Schlumberger Ltd. ....................      47,962
   2,025   USX-Marathon Group ...................      56,194
     550   Williams Companies Inc. ..............      21,966
                                                   ----------
                                                      529,245
                                                   ----------
           RETAIL (4.9%)
     750   *Costco Wholesale Corp. ..............      29,953
     925   Gap Inc. .............................      23,588
     700   Home Depot ...........................      31,981
     125   *Kohls Corp. .........................       7,625
   1,600   Target Corp. .........................      51,600
   1,800   Walgreen Co. .........................      75,262
                                                   ----------
                                                      220,009
                                                   ----------
           SECURITY SYSTEMS & SERVICES (1.7%)
   1,375   Tyco International Ltd. ..............      76,313
                                                   ----------
           TELECOMMUNICATIONS & CELLULAR (5.5%)
     475   Alltel Corp. .........................      29,658
     350   Corning Inc. .........................      18,484
   1,650   SBC Communications Inc. ..............      78,787
   1,425   Verizon Communications ...............      71,428
     200   SDL Inc. .............................      29,637
   1,600   *WorldCom Inc. .......................      22,400
                                                   ----------
                                                      250,394
                                                   ----------
           UTILITIES (2.9%)
     450   Duke Energy Corp. ....................      38,362
   1,975   General Electric Co. .................      94,677
                                                   ----------
                                                      133,039
                                                   ----------
           TOTAL U.S. COMMON STOCKS (89.9%)
            (COST $3,749,394) ...................  $4,057,310
                                                   ----------

                                                     MARKET
 SHARES            FOREIGN COMMON STOCKS             VALUE
- -------------------------------------------------------------
           CANADA (1.2%)
           COMMUNICATIONS (1.2%)
   1,650   Nortel Networks Corp. ................  $   52,903
                                                   ----------
           FINLAND (0.6%)
           TELECOMMUNICATIONS (0.6%)
     650   Nokia Corp. SP-ADR ...................      28,275
                                                   ----------

                                                     MARKET
 SHARES            FOREIGN COMMON STOCKS             VALUE
- -------------------------------------------------------------
           SINGAPORE (0.3%)
           ELECTRONIC COMPONENTS/SEMICONDUCTORS (0.3%)
     525   *Flextronics Intl. Ltd. ..............  $   14,963
                                                   ----------
           TOTAL FOREIGN COMMON STOCKS (2.1%)
            (COST $110,214) .....................  $   96,141
                                                   ----------
           TOTAL COMMON STOCKS (92.0%)
            (COST $3,859,608) ...................  $4,153,451
                                                   ----------

                                                     MARKET
 SHARES        REAL ESTATE INVESTMENT TRUSTS         VALUE
- -------------------------------------------------------------
   1,375   AMB Property Corp. ...................  $   35,492
     425   Spieker Properties Inc. ..............      21,303
                                                   ----------
                                                       56,795
                                                   ----------
           TOTAL REAL ESTATE INVESTMENT TRUSTS
            (1.3%) (COST $52,604) ...............  $   56,795
                                                   ----------

  FACE                                               MARKET
 AMOUNT              CONVERTIBLE BONDS               VALUE
- -------------------------------------------------------------
           TELECOMMUNICATIONS (0.2%)
$ 12,000   Corning Inc. Zero Coupon Contract
            8/15/15 .............................  $    8,640
                                                   ----------
           TOTAL CONVERTIBLE BONDS (0.2%)
            (COST $8,903) .......................  $    8,640
                                                   ----------

  FACE                                               MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
- -------------------------------------------------------------
           FINANCIAL (15.2%)
$688,000   Firstar Bank 4.250% 1/2/01 repurchase
            price $688,320 collateralized by
            various government agency obligations
            Market Value: ($701,703)
            Face Value: ($813,364)
            Due From: 5/2/14 to 9/15/29
            Interest from 6.000% to 7.492% ......  $  688,000
                                                   ----------
           TOTAL REPURCHASE AGREEMENTS (15.2%)
            (COST $688,000) .....................  $  688,000
                                                   ----------
           TOTAL HOLDINGS (108.7%)
            (COST $4,609,115) (a) ...............  $4,906,886
                                                   ----------
           LIABILITIES, NET OF CASH &
            RECEIVABLES (-8.7%) .................    (392,604)
                                                   ----------
           TOTAL NET ASSETS (100.0%) ............  $4,514,282
                                                   ==========

- ---------------

  * Non-income producing securities.

 (a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis by $15,430.

ADR American Depository Receipt.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $4,609,115) ..............  $4,906,886
  Cash in bank ..............................         756
  Receivable for securities sold ............      50,815
  Dividends and accrued interest
    receivable ..............................       2,987
                                               ----------
    Total assets ............................   4,961,444
                                               ----------
Liabilities:
  Payable for securities purchased ..........     430,482
  Payable for fund shares redeemed ..........          91
  Payable for investment management services
    (note 3) ................................       3,343
  Other accrued expenses ....................      13,246
                                               ----------
    Total liabilities .......................     447,162
                                               ----------
Net assets at market value ..................  $4,514,282
                                               ==========
Net assets consist of:
  Par value, $1 per share ...................  $  409,182
  Paid-in capital in excess of par value ....   3,871,186
  Accumulated net realized loss on
    investments (note 1) ....................     (63,917)
  Net unrealized appreciation on investments
    (note 1) ................................     297,771
  Undistributed net investment income .......          60
                                               ----------
Net assets at market value ..................  $4,514,282
                                               ==========
Shares outstanding (note 4) .................     409,182
Net asset value per share ...................  $    11.03
                                               ==========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest ....................................  $ 11,931
  Dividends ...................................    42,105
                                                 --------
    Total investment income ...................    54,036
                                                 --------
Expenses:
  Management fees (note 3) ....................    33,926
  Custodian fees (note 3) .....................     4,825
  Directors' fees (note 3) ....................       291
  Professional fees ...........................     7,782
  Accounting and transfer agent fees ..........     4,900
  Printing ....................................       703
  Filing ......................................       300
  Other .......................................       370
                                                 --------
    Total expenses ............................    53,097
                                                 --------
    Net investment income .....................       939
                                                 --------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss from investments ..........    (6,345)
  Net change in unrealized appreciation
    (depreciation) on investments .............   122,977
                                                 --------
  Net gain on investments .....................   116,632
                                                 --------
  Net increase in net assets from operations...  $117,571
                                                 ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                    YEARS ENDED
                                                              -----------------------
                                                                 2000         1999
                                                              ----------   ----------
From operations:
  Net investment income ....................................  $      939   $   39,874
  Realized loss on investments .............................      (6,345)     (51,251)
  Unrealized appreciation (depreciation) on investments ....     122,977       71,069
                                                              ----------   ----------
      Net increase in net assets from operations ...........     117,571       59,692
                                                              ----------   ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income ................        (879)     (41,725)
                                                              ----------   ----------
From capital share transactions (note 4):
  Received from shares sold ................................   1,248,272      437,571
  Received from dividends reinvested .......................         879       41,725
  Paid for shares redeemed .................................    (157,722)    (796,078)
                                                              ----------   ----------
      Increase (decrease) in net assets derived from capital
       share transactions ..................................   1,091,429     (316,782)
                                                              ----------   ----------
         Increase (decrease) in net assets .................   1,208,121     (298,815)
Net Assets:
  Beginning of period ......................................   3,306,161    3,604,976
                                                              ----------   ----------
  End of period (a) ........................................  $4,514,282   $3,306,161
                                                              ==========   ==========
(a) Includes undistributed net investment income of ........  $       60   $        0
                                                              ==========   ==========

 FINANCIAL HIGHLIGHTS

                                                                      YEARS ENDED DECEMBER 31,
                                                                ------------------------------------
                                                                 2000      1999      1998     1997*
                                                                ------    ------    ------    ------
Per share data:
Net asset value, beginning of period .......................    $10.62    $10.56    $10.65    $10.00
Income (loss) from investment operations:
  Net investment income ....................................      0.00      0.12      0.37      0.32
  Net realized and unrealized gain (loss) on investments ...      0.41      0.06     (0.07)     0.64
                                                                ------    ------    ------    ------
    Total income from investment operations ................      0.41      0.18      0.30      0.96
                                                                ------    ------    ------    ------
Less distributions:
  Dividends from net investment income .....................      0.00     (0.12)    (0.35)    (0.31)
  Distributions from net realized capital gains ............      0.00      0.00     (0.04)     0.00
                                                                ------    ------    ------    ------
    Total distributions ....................................      0.00     (0.12)    (0.39)    (0.31)
                                                                ------    ------    ------    ------
Net asset value, end of period .............................    $11.03    $10.62    $10.56    $10.65
                                                                ======    ======    ======    ======
Total return ...............................................     3.86%      1.76%     2.92%     9.70%(c)
Ratios and supplemental data:
  Ratio of expenses to average net assets ..................     1.41%      1.39%     1.43%     1.54%(b)
  Ratio of net investment income to average net assets .....     0.02%      1.16%     3.53%     3.07%(b)
Portfolio turnover rate ....................................       99%       197%       81%       17%
Net assets at end of period (millions) .....................    $  4.5    $  3.3    $  3.6    $  2.8

- ---------------

 * Commenced operations on January 3, 1997.

(b) Annualized.

(c) Non-annualized.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO

 OBJECTIVE

The Relative Value Portfolio seeks the highest total return as is consistent with reasonable risk by investing in stocks deemed to represent characteristics with low volatility, above-average yields and are undervalued relative to the stocks comprising the S&P Composite Stock Index.
 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:
One year                                    -4.23%
Three year                                   7.49%
Since inception (1/3/97)                    12.36%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

Two major factors conspired to bring stocks down in the year 2000: inflation and corporate earnings. In the first half of the year investors feared that we would see inflation (the price we pay for goods and services) begin to increase. Usually during times of rising inflation, interest rates rise and stocks suffer as a result of higher rates.

The fear of inflation lasted until the beginning of summer at which time the economy began to slow. Then companies (especially technology) announced that earnings were going to be lower than analysts' expectations. This really caused stocks to tumble in late 2000.

As we enter a new year, we feel that the Federal reserve will begin to reduce interest rates thus creating a more positive environment for stocks. Last year was the first time since 1990 that the Standard & Poor 500 finished with a negative return for the year of -9.1% on a total return basis. The Ohio National Relative Value Fund was down -4.23%.

Top performing sectors included Utilities (+51%), Healthcare (+43%) and Financials (+14%). The worst performing sectors were Communication Services (-37%) and Technology (-32%). The top performing stocks included Philip Morris, TCF Financial, Pharmacia, Duke Energy, PNC and American Home Products. All up 70
- -100% versus the S&P 500.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                                 RELATIVE VALUE (COMMENCED
                                                                OPERATIONS JANUARY 3, 1997)               S&P 500 INDEX
                                                                ---------------------------               -------------
1/97                                                                        10000                              10000
                                                                            11628                              12060
'97                                                                         12828                              13336
                                                                          14213.4                            15697.7
'98                                                                       15485.5                            17146.7
                                                                          16959.8                            19269.4
'99                                                                       16635.8                            20755.1
                                                                          16056.9                            20665.8
'00                                                                       15931.7                            18863.8

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

 TOP 10 PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  International Business
     Machines Corporation                   4.9
 2.  Citigroup Inc.                         4.8
 3.  Intel Corporation                      4.4
 4.  Broadwing Inc.                         4.3
 5.  General Electric Co.                   4.3
 6.  Procter & Gamble Co.                   3.9
 7.  Merck & Co Inc.                        3.8
 8.  Texaco Inc.                            3.4
 9.  Bristol-Myers Squibb Co.               3.3
10.  Pharmacia Corporation                  3.3

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Banking                                14.3
 2.  Drugs                                  12.7
 3.  Computer and Related                   10.4
 4.  Oil, Energy, and Natural Gas            9.6
 5.  Financial Services                      9.0

* Composition of portfolio subject to change.

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
- -------------------------------------------------------------
             AEROSPACE (2.0%)
     4,812   Honeywell International Inc. ......  $   227,668
                                                  -----------
             AIR LINES (0.9%)
     2,000   Delta Air Lines Inc. ..............      100,375
                                                  -----------
             APPLIANCES (0.9%)
     2,000   Whirlpool Corp. ...................       95,375
                                                  -----------
             AUTOMOTIVE & RELATED (1.6%)
     4,370   Ford Motor Co. ....................      102,422
     1,500   General Motors Corp. ..............       76,406
                                                  -----------
                                                      178,828
                                                  -----------
             BANKING (14.3%)
     5,613   Amsouth Bancorporation ............       85,598
     6,000   Bank of New York Inc. .............      331,125
     3,000   Bank America Corp. ................      137,625
     6,600   First Financial Bancorp ...........      112,200
     4,500   First Tennessee National ..........      130,219
     6,500   KeyCorp ...........................      182,000
     4,000   Mellon Bank Corp. .................      196,750
     3,000   National City Corp. ...............       86,250
     3,500   North Fork Bancorp ................       85,969
     2,000   PNC Bank Corp. ....................      146,125
     2,000   TCF Financial Corp. ...............       89,125
                                                  -----------
                                                    1,582,986
                                                  -----------
             CHEMICALS (1.0%)
     3,000   Dow Chemical Co. ..................      109,875
                                                  -----------
             COMMUNICATIONS (5.1%)
     5,000   AT&T Corp. ........................       86,562
    21,000   *Broadwing Inc. ...................      479,063
                                                  -----------
                                                      565,625
                                                  -----------
             COMPUTER & RELATED (10.4%)
    16,000   Intel Corp. .......................      484,000
     6,400   Intl. Business Machines Corp. .....      544,000
     3,000   *Microsoft Corp. ..................      130,500
                                                  -----------
                                                    1,158,500
                                                  -----------
             CONSUMER PRODUCTS (8.7%)
     5,000   Gillette Co. ......................      180,625
     8,000   Philip Morris Cos. Inc. ...........      352,000
     5,500   Procter & Gamble Co. ..............      431,406
                                                  -----------
                                                      964,031
                                                  -----------
             DRUGS (12.7%)
     4,000   American Home Products Corp. ......      254,200
     5,000   Bristol-Myers Squibb Co. ..........      369,688
     4,500   Merck & Co. Inc. ..................      421,312
     6,000   Pharmacia Corp. ...................      366,000
                                                  -----------
                                                    1,411,200
                                                  -----------
             ELECTRICAL EQUIPMENT (4.7%)
     9,900   General Electric Co. ..............      474,581
     1,000   Johnson Controls Inc. .............       52,000
                                                  -----------
                                                      526,581
                                                  -----------

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
- -------------------------------------------------------------
             FORESTRY & PAPER PRODUCTS (0.9%)
     2,500   International Paper Co. ...........  $   102,031
                                                  -----------
             FINANCIAL SERVICES (9.0%)
     4,500   American Express Co. ..............      247,219
    10,499   Citigroup Inc. ....................      536,105
     6,000   Union Planters Corp. ..............      214,500
                                                  -----------
                                                      997,824
                                                  -----------
             INSURANCE SERVICES (3.1%)
     5,000   Cincinnati Financial Corp. ........      197,813
    15,000   Ohio Casualty Corp. ...............      150,000
                                                  -----------
                                                      347,813
                                                  -----------
             OIL, ENERGY & NATURAL GAS (9.6%)
     2,000   Duke Energy Corp. .................      170,500
     3,960   Exxon Mobil Corp. .................      344,273
     4,000   TXU Corp. .........................      177,250
     6,000   Texaco Inc. .......................      372,750
                                                  -----------
                                                    1,064,773
                                                  -----------
             RETAIL (1.3%)
     4,000   *Federated Department Stores ......      140,000
                                                  -----------
             SEMICONDUCTOR MANUFACTURER (0.5%)
     1,300   *Applied Materials Inc. ...........       49,643
                                                  -----------
             STEEL (0.4%)
     5,000   AK Steel Holding Corp. ............       43,750
                                                  -----------
             TELECOMMUNICATIONS (1.7%)
     3,660   Verizon Communications ............      183,457
                                                  -----------
             UTILITIES (1.9%)
     6,000   Cinergy Corp. .....................      210,750
                                                  -----------
             TOTAL U.S. COMMON STOCKS (90.7%)
              (COST $8,090,126) ................  $10,061,085
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
- -------------------------------------------------------------
             UNITED KINGDOM (6.5%)
             COMMUNICATIONS (1.5%)
     1,000   Cable & Wireless Pub Co.
              Ltd.-ADR .........................  $    39,875
     3,500   Vodafone Group PLC-ADR ............      125,344
                                                  -----------
                                                      165,219
                                                  -----------
             DRUGS (2.9%)
     5,690   SmithKline Beecham PLC-ADR CL A ...      318,640
                                                  -----------
             OIL, ENERGY & NATURAL GAS (2.1%)
     4,920   BP Amoco PLC ......................      235,545
                                                  -----------
             TOTAL UNITED KINGDOM ..............  $   719,404
                                                  -----------
             NETHERLANDS (1.6%)
             OIL, ENERGY & NATURAL GAS (1.6%)
     3,000   Royal Dutch Pete Co. NY Reg. ......      181,688
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS (8.1%)
              (COST $696,581) ..................  $   901,092
                                                  -----------
             TOTAL COMMON STOCKS (98.8%)
              (COST $8,786,707) ................  $10,962,177
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

  FACE                                             MARKET
 AMOUNT           REPURCHASE AGREEMENTS             VALUE
- ------------------------------------------------------------
           FINANCIAL (1.2%)
$138,000   Firstar 4.250% 1/2/01
            repurchase price $138,064
            collateralized by various
            government agency obligations
            Market Value: $140,748
            Face Value: $163,140
            Due From: 5/2/14 to 9/15/29
            Interest from: 6.000% to 7.492% ...  $   138,000
                                                 -----------
           TOTAL REPURCHASE AGREEMENTS (1.2%)
            (COST $138,000) ...................  $   138,000
                                                 -----------
           TOTAL HOLDINGS (100.0%)
            (COST $8,924,707) (a) .............  $11,100,177
                                                 -----------
           LIABILITIES, NET OF CASH &
            RECEIVABLES (0.0%) ................       (4,144)
                                                 -----------
           TOTAL NET ASSETS (100.0%) ..........  $11,096,033
                                                 ===========

- ---------------

  *  Non-income producing securities.
(a) Represents cost for federal income tax and financial reporting purposes.
ADR (American depository receipt) represents ownership of foreign securities.
PLC  Public Limited Company.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $8,924,707) .............  $11,100,177
  Cash in bank .............................          166
  Dividends and accrued interest
    receivable .............................       16,485
                                              -----------
    Total assets ...........................   11,116,828
                                              -----------
Liabilities:
  Payable for fund shares redeemed .........          959
  Payable for investment management services
    (note 3) ...............................        8,369
  Other accrued expenses ...................       11,467
                                              -----------
    Total liabilities ......................       20,795
                                              -----------
Net assets at market value .................  $11,096,033
                                              ===========
Net assets consist of:
  Par value, $1 per share ..................  $   731,897
  Paid-in capital in excess of par value ...    8,579,747
  Accumulated net realized loss on
    investments (note 1) ...................     (391,081)
  Net unrealized appreciation on investments
    (note 1) ...............................    2,175,470
                                              -----------
Net assets at market value .................  $11,096,033
                                              ===========
Shares outstanding (note 4) ................      731,897
Net asset value per share ..................  $     15.16
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest ...................................  $   9,966
  Dividends ..................................    226,295
                                                ---------
    Total investment income ..................    236,261
                                                ---------
Expenses:
  Management fees (note 3) ...................    101,619
  Custodian fees (note 3) ....................      4,840
  Directors' fees (note 3) ...................        260
  Professional fees ..........................      7,779
  Accounting and transfer agent fees .........      8,878
  Printing ...................................      1,670
  Filing .....................................        800
  Other ......................................        851
                                                ---------
    Total expenses ...........................    126,697
                                                ---------
    Net investment income ....................    109,564
                                                ---------
Realized and unrealized loss on investments:
  Net realized loss from investments .........   (211,489)
  Net decrease in unrealized appreciation on
    investments ..............................   (410,712)
                                                ---------
  Net loss on investments ....................   (622,201)
                                                ---------
  Net decrease in net assets from
    operations ...............................  $(512,637)
                                                =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEARS ENDED
                                                              -------------------------
                                                                 2000          1999
                                                              -----------   -----------
From operations:
  Net investment income ....................................  $   109,564   $    92,742
  Realized loss on investments .............................     (211,489)     (169,231)
  Unrealized appreciation (depreciation) on investments ....     (410,712)      842,413
                                                              -----------   -----------
      Net increase (decrease) in assets from operations ....     (512,637)      765,924
                                                              -----------   -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income ................     (109,564)      (92,742)
  Return of capital ........................................          (59)          (53)
                                                              -----------   -----------
      Total dividends and distributions ....................     (109,623)      (92,795)
                                                              -----------   -----------
From capital share transactions (note 4):
  Received from shares sold ................................    1,764,010     2,841,978
  Received from dividends reinvested .......................      109,623        92,795
  Paid for shares redeemed .................................   (2,037,164)   (1,735,051)
                                                              -----------   -----------
      Increase (decrease) in net assets derived from capital
       share transactions ..................................     (163,531)    1,199,722
                                                              -----------   -----------
         Increase (decrease) in net assets .................     (785,791)    1,872,851
Net Assets:
  Beginning of period ......................................   11,881,824    10,008,973
                                                              -----------   -----------
  End of period ............................................  $11,096,033   $11,881,824
                                                              ===========   ===========

 FINANCIAL HIGHLIGHTS

                                                                        YEARS ENDED DECEMBER 31,
                                                              --------------------------------------------
                                                               2000        1999        1998         1997*
                                                              ------      ------      ------        ------
Per share data:
Net asset value, beginning of period .......................  $15.98      $15.02      $12.68        $10.00
Income from investment operations:
  Net investment income ....................................    0.15        0.13        0.15          0.16
  Net realized and unrealized gain on investments ..........   (0.82)       1.01        2.48          2.66
                                                              ------      ------      ------        ------
    Total income from investment operations ................   (0.67)       1.14        2.63          2.82
                                                              ------      ------      ------        ------
Less distributions:
  Dividends from net investment income .....................   (0.15)      (0.18)      (0.15)        (0.14)
  Distributions from net realized capital gains ............    0.00        0.00       (0.14)         0.00
                                                              ------      ------      ------        ------
    Total distributions ....................................   (0.15)      (0.18)      (0.29)        (0.14)
                                                              ------      ------      ------        ------
Net asset value, end of period .............................  $15.16      $15.98      $15.02        $12.68
                                                              ======      ======      ======        ======
Total return ...............................................   (4.23)%      7.43%      20.72%        28.28%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets ..................    1.11%       1.06%       1.08%         1.18%(a)
  Ratio of net investment income to average net assets .....    0.96%       0.84%       1.19%         1.35%(a)
Portfolio turnover rate ....................................       7%          9%         54%            7%
Net assets at end of period (millions) .....................  $ 11.1      $ 11.9      $ 10.0        $  5.7

- ---------------

  *  Commenced operations on January 3, 1997.
(a)  Annualized.
(b)  Calculated since inception (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 OBJECTIVE

The Blue Chip Portfolio seeks growth of capital and income by investing in securities of high quality companies.

 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:
One year                                     1.08%
Since inception (5/1/98)                     3.51%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

Eventually rationality had to return to the stock market. The five year streak of the S&P 500 returning over 20%+ finally came to an end with a loss of -9.1% in the year 2000. The Standard & Poors/Barra Value Index finished 6.1% higher for the year versus a loss of -22.1% for the S&P/Barra Growth Index. The Technology sector's underperformance during the year was as dramatic as its outperformance in 1999. Unfortunately, the saying is "the taller they are, the harder they fall" and fall they did. The ten worst performing stocks were all technology related; each member of this infamous group was down over 75% for the year, and the sector, as defined by the S&P 500, returned -39.5% in 2000. Equaling those returns was the Communications sector, down 39.4%; these results were aided by price deterioration in the consumer long distance area, driving AT&T, Sprint and Worldcom all down over 65%. The upside to this difficult year is that the value style has regained some luster due to its outperformance of the growth style. Investors have finally become more concerned with a company's business model and valuation metrics.

The Ohio National Blue Chip Portfolio returned 1.1% for the year, underperforming the Lipper Multi-Cap Value peer group, up 8.8%. The fund was impacted by exposure to the technology and Communication sectors as well as adverse security selection in consumer staples and utilities. In the case of utilities, our holdings were up over 35%, but still lagged the sector's 59% return. Our year was aided by a positive security selection in healthcare (Healthsouth and Oxford Health Plans) and financial (Washington Mutual and Allstate) sectors. Our healthcare sector advanced roughly 70% in 2000.

In this regard, we intend to stick with our disciplines that have lead to our excellent long-term performance. Compared to a year ago, the investing arena looks a lot different. Many value industries have become fully valued, while some areas in the technology sector look inexpensive. The lowering of interest rates by the Federal Reserve should help the stock market advance, but the question involves timing. Our discipline continues to uncover higher quality companies whose stocks we view as temporarily out-of-favor as investors eventually gravitate back towards these names, given the compelling risk/return profile.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                               BLUE CHIP PORTFOLIO (COMMENCED
                                                                  OPERATIONS MAY 1, 1998)                 S&P 500 INDEX
                                                               ------------------------------             -------------
5/98                                                                      10000.00                           10000.00
                                                                          10024.00                           10143.00
'98                                                                       10254.60                           11079.20
                                                                          11456.40                           12450.80
'99                                                                       10860.70                           13410.80
                                                                          10236.20                           13353.10
'00                                                                       10977.30                           12188.70

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO (CONTINUED)

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Healthsouth Corporation                2.0
 2.  PNC Financial Service Group            1.9
 3.  Allstate Corporation                   1.9
 4.  Boeing Company                         1.9
 5.  Washington Mutual Inc.                 1.9
 6.  Exxon Mobil Corporation                1.9
 7.  Loews Corporation                      1.8
 8.  Tyco International Ltd.                1.8
 9.  Coastal Corporation                    1.8
10.  Bristol-Myers Squibb Company           1.8

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Oil, Energy, and Natural Gas           10.5
 2.  Insurance Services                     10.4
 3.  Medical and Related                     7.6
 4.  Computer and Related                    7.5
 5.  Telephone -- Integrated                 5.5

- ---------------

  *  Composition of portfolio subject to change.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                     MARKET
  SHARES              U.S. COMMON STOCKS             VALUE
- -------------------------------------------------------------
             AEROSPACE (3.4%)
     2,300   Boeing Company .....................  $  151,800
     1,100   General Dynamics Corp. .............      85,800
       700   Honeywell Intl Inc. ................      33,119
                                                   ----------
                                                      270,719
                                                   ----------
             AUTOMOTIVE & RELATED (1.3%)
     2,547   Ford Motor Co. .....................      59,695
       601   General Motors Corp. ...............      30,613
       400   TRW Inc. ...........................      15,500
                                                   ----------
                                                      105,808
                                                   ----------
             BANKING (5.4%)
     1,600   Bank of America Corp. ..............      73,400
     1,200   Chase Manhattan Corp. ..............      54,525
     2,100   PNC Financial Service Group ........     153,431
     2,800   Washington Mutual Inc. .............     148,575
                                                   ----------
                                                      429,931
                                                   ----------
             BROADCAST RADIO & TV (1.0%)
     1,400   *AT&T Corp.-Liberty Media-A ........      18,988
     2,700   *Charter Communications Inc. .......      61,256
                                                   ----------
                                                       80,244
                                                   ----------
             BUSINESS SERVICES (2.0%)
     3,100   *Cendant Corp. .....................      29,838
     2,400   First Data Corp. ...................     126,450
                                                   ----------
                                                      156,288
                                                   ----------
             CHEMICALS -- DIVERSIFIED (0.6%)
       900   Air Products & Chemicals Inc. ......      36,900
       300   PPG Industries Inc. ................      13,894
                                                   ----------
                                                       50,794
                                                   ----------
             COMPUTER & RELATED (7.5%)
     3,700   Compaq Computer Corp. ..............      55,685
     1,300   Computer Associates Intl. Inc. .....      25,350
       800   *Computer Sciences Corp. ...........      48,100
     2,000   Electronic Data Systems Corp. ......     115,500
     1,000   Intl. Business Machines Co. ........      85,000
     1,300   *Lexmark Intl. Group CL A ..........      57,606
     2,700   *Novell Inc. .......................      14,091
     3,600   *Sun Microsystems Inc. .............     100,350
     2,400   *Unisys Corp. ......................      35,100
       669   *Veritas Software Corp. ............      58,603
                                                   ----------
                                                      595,385
                                                   ----------
             CONSUMER PRODUCTS (5.0%)
     1,300   Kimberly-Clark Corp. ...............      91,897
     1,500   Liz Claiborne Inc. .................      62,438
     2,700   Phillip Morris Co. Inc. ............     118,800
     4,500   UST Inc. ...........................     126,281
                                                   ----------
                                                      399,416
                                                   ----------

                                                     MARKET
  SHARES              U.S. COMMON STOCKS             VALUE
- -------------------------------------------------------------
             DRUGS (4.0%)
     2,200   Abbott Laboratories ................  $  106,563
     2,166   Pharmacia Corp. ....................     132,126
     1,400   Schering-Plough Corp. ..............      79,450
                                                   ----------
                                                      318,139
                                                   ----------
             ELECTRICAL EQUIPMENT (0.4%)
       500   *Micron Technology Inc. ............      17,750
     2,000   *Viasystems Group Inc. .............      16,625
                                                   ----------
                                                       34,375
                                                   ----------
             ENTERTAINMENT & LEISURE (1.4%)
     1,900   Brunswick Corp. ....................      31,231
     1,735   *Viacom Inc. CL B ..................      81,111
                                                   ----------
                                                      112,342
                                                   ----------
             FINANCIAL SERVICES (3.8%)
     2,102   Bear Stearns Co. Inc. ..............     106,545
     1,100   Countrywide Credit Ind. Inc. .......      55,275
     2,500   H & R Block Inc. ...................     103,438
       900   Stillwell Financial Inc. ...........      35,494
                                                   ----------
                                                      300,752
                                                   ----------
             FOOD & RELATED (3.3%)
     2,300   Anheuser Busch Co. Inc. ............     104,650
     1,900   Corn Products Intl. Inc. ...........      55,219
     4,200   Sara Lee Corp. .....................     103,162
                                                   ----------
                                                      263,031
                                                   ----------
             INSURANCE SERVICES (10.4%)
     3,500   Allstate Corp. .....................     152,469
       900   CIGNA Corp. ........................     119,070
     6,124   Conseco Inc. .......................      80,760
     2,200   Lincoln National Corp. .............     104,087
     1,400   Loews Corp. ........................     144,988
       900   Marsh & McLennan Cos. Inc. .........     105,300
     1,600   MBIA Inc. ..........................     118,600
                                                   ----------
                                                      825,274
                                                   ----------
             MACHINERY (1.0%)
     1,800   Ingersoll-Rand Co. .................      75,375
                                                   ----------
             MANUFACTURING (3.4%)
       600   Minnesota Mining & Mfg. Co. ........      72,300
     1,200   Textron Inc. .......................      55,800
     2,566   Tyco International Ltd. ............     142,413
                                                   ----------
                                                      270,513
                                                   ----------
             MEDICAL & RELATED (7.6%)
     1,100   Baxter International Inc. ..........      97,144
     1,900   Bristol-Myers Squibb Co. ...........     140,481
     9,800   *Healthsouth Corp. .................     159,862
     2,400   *Oxford Health Plans Inc. ..........      94,800
     1,800   United Health Group Inc. ...........     110,475
                                                   ----------
                                                      602,762
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                     MARKET
  SHARES              U.S. COMMON STOCKS             VALUE
- -------------------------------------------------------------
             RETAIL (4.3%)
     1,800   *Federated Department Stores .......  $   63,000
     4,100   *K Mart Corp. ......................      21,781
     1,800   Lowes Cos. .........................      80,100
     5,400   *Toys 'R' Us Inc. ..................      90,113
     1,600   Wal-Mart Stores Inc. ...............      85,000
                                                   ----------
                                                      339,994
                                                   ----------
             OIL, ENERGY & NATURAL GAS (9.0%)
     1,600   Coastal Corp. ......................     141,300
     2,400   Diamond Offshore Drilling ..........      96,000
     1,696   Exxon Mobil Corp. ..................     147,446
     1,500   Schlumberger Ltd. ..................     119,906
     1,100   Sunoco Inc. ........................      37,056
       274   Transocean Sedco Forex Inc. ........      12,604
     1,100   Ultramar Diamond Shamrock CP .......      33,963
     2,900   USX-Marathon Group .................      80,475
     1,100   Williams Cos. Inc. .................      43,931
                                                   ----------
                                                      712,681
                                                   ----------
             STEEL (0.6%)
     1,200   Nucor Corp. ........................      47,625
                                                   ----------
             TELECOMMUNICATIONS & RELATED (1.5%)
     2,800   *Avaya Inc. ........................      28,875
     1,333   *General Motors CL H ...............      30,658
     1,700   Lucent Technologies Inc. ...........      22,950
     1,900   Motorola Inc. ......................      38,475
                                                   ----------
                                                      120,958
                                                   ----------
             TELEPHONE -- INTEGRATED (5.5%)
     2,200   AT&T Corp. .........................      38,087
     2,275   *Qwest Communications Intl. ........      93,275
     2,100   SBC Communications Inc. ............     100,275
       500   Telephone & Data Systems ...........      45,000
     2,630   Verizon Communications .............     131,829
     1,800   *Worldcom Inc. .....................      25,200
                                                   ----------
                                                      433,666
                                                   ----------
             UTILITIES (3.9%)
     2,500   Edison International ...............      39,063
     2,900   Entergy Corp. ......................     122,706
     1,800   FPL Group Inc. .....................     129,150
     1,100   Montana Power Co. ..................      22,825
                                                   ----------
                                                      313,744
                                                   ----------
             WASTE DISPOSAL (1.1%)
     3,152   Waste Management Inc. ..............      87,468
                                                   ----------
             TOTAL U.S. COMMON STOCKS (87.4%)
              (COST $5,198,743) .................  $6,947,284
                                                   ----------

                                                     MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
- -------------------------------------------------------------
             CANADA (0.3%)
             TELECOMMUNICATIONS (0.3%)
       814   Nortel Networks Corp. ..............  $   26,099
                                                   ----------
             NETHERLANDS (3.7%)
             ELECTRICAL EQUIPMENT (1.2%)
     2,697   Philips Electronics ................      97,766
                                                   ----------
             OIL, ENERGY & NATURAL GAS (1.5%)
     1,900   Royal Dutch Petroleum Co.-ADR ......     115,069
                                                   ----------
             TOTAL NETHERLANDS ..................  $  212,835
                                                   ----------
             TOTAL FOREIGN COMMON STOCKS (3.0%)
              (COST $221,085) ...................  $  238,934
                                                   ----------
             TOTAL COMMON STOCKS (90.4%) (COST
              $6,812,096) .......................  $7,186,218
                                                   ----------

                                                     MARKET
  SHARES           FOREIGN PREFERRED STOCKS          VALUE
- -------------------------------------------------------------
             BUSINESS SERVICES (0.2%)
     1,400   Cendent Corp. ......................  $   19,075
                                                   ----------
             INSURANCE (1.1%)
       800   *Metlife Capital Tr. 8% 5/15/03 ....      87,600
                                                   ----------
             MEDIA & PUBLISHING FOREIGN (1.3%)
     3,500   News Corp. Ltd.-ADR Australia ......     101,719
                                                   ----------
             TRANSPORTATION & RELATED (1.2%)
     2,000   Union Pacific 6.25% 4/1/28 .........      94,000
                                                   ----------
             TOTAL FOREIGN PREFERRED STOCKS
              (3.8%) (COST $277,711) ............  $  302,394
                                                   ----------

   FACE                                              MARKET
  AMOUNT               LONG-TERM NOTES               VALUE
- -------------------------------------------------------------
             BROADCAST RADIO & TV (0.8%)
$   50,000   Charter Communications (144A) 5.750%
              10/15/05 ..........................  $   61,313
                                                   ----------
             TOTAL LONG-TERM NOTES (0.8%) (COST
              $50,000) ..........................  $   61,313
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

   FACE                                              MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
- -------------------------------------------------------------
             FINANCIAL (7.4%)
$  585,000   Firstar 4.250% due 1/2/01
              repurchase price $585,272
              collateralized by various
              government agency obligations
              Market Value: ($596,651)
              Face Value: ($691,595)
              Due from: 5/2/14 to 9/15/29
              Interest from 6.000% to 7.492% ....  $  585,000
                                                   ----------
             TOTAL REPURCHASE AGREEMENTS (7.4%)
              (COST $585,000) ...................  $  585,000
                                                   ----------
             TOTAL HOLDINGS (102.4%) (COST
              $7,724,807) (a) ...................  $8,134,925
                                                   ----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-2.4%) ...............    (187,791)
                                                   ----------
             TOTAL NET ASSETS (100.0%) ..........  $7,947,134
                                                   ==========

- ---------------

     *  Non-income producing securities.
   (a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis by $1,714.
   ADR (American depository receipt) represents ownership of foreign securities.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $61,313 or 0.8% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $7,724,807) ..............  $8,134,925
  Cash in bank ..............................         334
  Receivable for securities sold ............      22,898
  Receivable for fund shares sold ...........      13,932
  Dividends and accrued interest
    receivable ..............................       7,620
                                               ----------
    Total assets ............................   8,179,709
                                               ----------
Liabilities:
  Payable for securities purchased ..........     211,647
  Payable for fund shares redeemed ..........         465
  Payable for investment management services
    (note 3) ................................       5,748
  Other accrued expenses ....................      14,715
                                               ----------
    Total liabilities .......................     232,575
                                               ----------
Net assets at market value ..................  $7,947,134
                                               ==========
Net assets consist of:
  Par value, $1 per share ...................  $  745,488
  Paid-in capital in excess of par value ....   6,881,499
  Accumulated net realized loss on
    investments (note 1) ....................     (90,402)
  Net unrealized appreciation on investments
    (note 1) ................................     410,118
  Undistributed net investment income .......         431
                                               ----------
Net assets at market value ..................  $7,947,134
                                               ==========
Shares outstanding (note 4) .................     745,488
Net asset value per share ...................  $    10.66
                                               ==========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest ....................................  $ 13,785
  Dividends ...................................    96,483
                                                 --------
    Total investment income ...................   110,268
                                                 --------
Expenses:
  Management fees (note 3) ....................    53,570
  Custodian fees (note 3) .....................     4,800
  Directors' fees (note 3) ....................       272
  Professional fees ...........................     7,777
  Accounting and transfer agent fees ..........     6,139
  Printing ....................................       968
  Filing ......................................       427
  Other .......................................       677
                                                 --------
    Total expenses ............................    74,630
                                                 --------
    Net investment income .....................    35,638
                                                 --------
Realized and unrealized gain (loss) on
  investments:
  Net realized loss from investments ..........   (76,294)
  Net increase in unrealized appreciation on
    investments ...............................   214,320
                                                 --------
  Net gain on investments .....................   138,026
                                                 --------
  Net increase in net assets from operations...  $173,664
                                                 ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC
BLUE CHIP PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                       YEAR ENDED
                                                                ------------------------
                                                                   2000          1999
                                                                ----------    ----------
From operations:
  Net investment income ....................................    $   35,638    $   19,961
  Realized gain (loss) on investments ......................       (76,294)       82,632
  Unrealized appreciation on investments ...................       214,320        85,697
                                                                ----------    ----------
      Net increase in net assets from operations ...........       173,664       188,290
                                                                ----------    ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income ................       (35,220)      (19,948)
  Capital gains distributions ..............................       (25,185)      (53,285)
                                                                ----------    ----------
      Total dividends and distributions ....................       (60,405)      (73,233)
                                                                ----------    ----------
From capital share transactions (note 4):
  Received from shares sold ................................     3,382,706     3,047,439
  Received from dividends reinvested .......................        60,405        73,233
  Paid for shares redeemed .................................      (393,210)   (1,330,868)
                                                                ----------    ----------
      Increase in net assets derived from capital share
       transactions ........................................     3,049,901     1,789,804
                                                                ----------    ----------
         Increase in net assets ............................     3,163,160     1,904,861
Net Assets:
  Beginning of period ......................................     4,783,974     2,879,113
                                                                ----------    ----------
  End of period (a) ........................................    $7,947,134    $4,783,974
                                                                ==========    ==========
  (a) Includes undistributed net investment income of ......    $      431    $       13
                                                                ==========    ==========

 FINANCIAL HIGHLIGHTS

                                                                   YEAR ENDED
                                                              --------------------     MAY 1, 1998 TO
                                                               2000        1999       DECEMBER 31, 1998
                                                              ------    ----------    -----------------
Per share data:
Net asset value, beginning of period .......................  $10.66      $10.22           $10.00
Income from investment operations:
  Net investment income ....................................    0.06        0.05             0.00
  Net realized and unrealized gain on investments ..........    0.04        0.56             0.23
                                                              ------      ------           ------
    Total income from investment operations ................    0.10        0.61             0.23
                                                              ------      ------           ------
Less distributions:
  Dividends from net investment income .....................   (0.06)      (0.05)           (0.01)
  Distributions from net realized capital gains ............   (0.04)      (0.12)            0.00
                                                              ------      ------           ------
      Total distributions ..................................   (0.10)      (0.17)           (0.01)
                                                              ------      ------           ------
Net asset value, end of period .............................  $10.66      $10.66           $10.22
                                                              ======      ======           ======
Total return  ..............................................    1.08%       5.86%            2.34%(b)
Ratios and supplemental data:
  Ratios net of fees reimbursed by advisor:
    Ratio of expenses to average net assets ................    1.25%       1.35%            1.84%(a,c)
    Ratio of net investment income to average net assets ...    0.60%       0.53%            0.25%(a,c)
Ratios assuming no fees reimbursed by advisor:
    Ratios of expenses to average net assets ...............    1.25%       1.35%            2.26%(a,c)
Portfolio turnover rate ....................................      35%         29%              32%
Net assets at end of period (millions) .....................  $  7.9      $  4.8           $  2.9

- ---------------

(a) Annualized.

(b) Calculated since inception, May 1, 1998 (not annualized).

(c) The advisor elected to reimburse certain operating expenses of the Blue Chip portfolio.
   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 OBJECTIVE

The Equity Income Portfolio seeks above-average income and capital appreciation by investing primarily in income-producing equity securities.

 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:
One year                                   -12.49%
Since inception (5/1/98)                     3.65%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The year 2000 witnessed the first time in recent memory that negative returns prevailed across all major market indices. It was a year when the value style outperformed the growth style dramatically, with the S&P Barra Value Index up 6.1% while the S&P Barra Growth Index fell -22.1%. All of this outperformance came subsequent to September 1. The strongest performing sectors of the S&P 500 for the previous year, technology and telecommunications, were the worst performers in 2000, down -39.7% and -38.9% respectively. Meanwhile, traditional defensive sectors such as utilities and energy that had underperformed in recent years had strong showings, gaining 59.1% and 13.9% respectively. Financials rose strongly, up 26.1% in anticipation of interest rate cuts by the Federal Reserve.

The Ohio National Equity Income Portfolio returned -12.49%, below the -9.10% return of the S&P 500 Index but well below the 6.70% return of the Average Variable Annuity Equity Income Fund. Please note that all of the underperformance occurred in the fourth quarter.

The largest negative returns were experienced in the technology and emerging communications sectors. The portfolios' holdings in these areas met or exceeded earnings expectations but suffered the dramatic multiple contraction that plagued the tech and communications sectors in the quarter.

While the technology sector contributed the overwhelming majority of negative returns for the portfolio, it is important to note that the portfolio's technology holdings outperformed the S&P 500 technology sector for the quarter and greatly outperformed the S&P technology sector for the year. The portfolio's best performing holdings were in the value-oriented areas such as finance, pharmaceuticals, consumer staples, basic materials and retail.

The portfolio's significant under-performance versus its Lipper Variable Annuity peer group was overwhelmingly due to our long-held sector neutral strategy that requires the portfolio to hold weightings in each of the eleven basic sectors similar to those of our S&P 500 Index benchmark. In periods during which technology significantly underperforms the market, while finance, utilities and energy significantly outperform the market, the portfolio will generally lag its Lipper peer group. Furthermore, convertible securities have traditionally provided a measure of downside protection during market corrections. In the fourth quarter these securities did not provide the expected downside cushion, an event that happens during periods of high volatility coupled with a poor high yield market environment.

During this highly volatile period in our market we are continuing to upgrade the quality of the holdings in our portfolio. While we will not alter the proven sector neutral strategy which has served the portfolio well over the years, we will continue to maintain a more conservative stance by holding common stocks with relatively low price/earnings multiples as well as holding the convertible securities of high quality companies, many of which carry investment grade ratings.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                                  EQUITY-INCOME (COMMENCED
                                                                  OPERATIONS MAY 1, 1998)                 S&P 500 INDEX
                                                                  ------------------------                -------------
'5/98                                                                     10000.00                           10000.00
                                                                           9993.00                           10143.00
'98                                                                       10549.60                           11079.20
                                                                          11642.60                           12450.80
'99                                                                       12516.90                           13410.80
                                                                          12628.30                           13353.10
'00                                                                       10953.80                           12188.70

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO (CONTINUED)

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Metlife Cap Tr I 8.00%
     5/15/03                                3.5
 2.  American International Group           3.3
 3.  Citigroup Inc.                         3.0
 4.  Pfizer Inc.                            2.9
 5.  Exxon Mobil Corporation                2.7
 6.  Pharmacia Corporation                  2.6
 7.  Bristol-Myers Squibb Co.               2.6
 8.  Quaker Oats Co.                        2.5
 9.  Enron Corporation                      2.3
10.  General Electric Co.                   2.3

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Computer Related                      11.7
 2.  Electronics/Semiconductors             9.1
 3.  Oil, Energy and Natural Gas            8.9
 4.  Financial Services                     6.7
 5.  Drugs                                  6.5

* Composition of portfolio subject to change.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                     MARKET
  SHARES              U.S. COMMON STOCKS             VALUE
- -------------------------------------------------------------
             BANKING (3.6%)
     4,250   Chase Manhattan Corp. ..............  $  193,109
     2,800   Mellon Financial Corp. .............     137,725
                                                   ----------
                                                      330,834
                                                   ----------
             BROADCAST RADIO & TV (1.4%)
     9,200   *AT&T Corp.-Liberty Media-A ........     124,775
                                                   ----------
             COMPUTER & RELATED (5.9%)
     2,800   Amdocs Automatic ...................     162,400
     2,300   *Cisco Systems Inc. ................      87,975
     1,934   *EMC Corp./Mass ....................     128,611
       600   Intl. Business Machines Corp. ......      51,000
     3,800   *Sun Microsystems Inc. .............     105,925
                                                   ----------
                                                      535,911
                                                   ----------
             DRUGS (6.5%)
     3,000   Abbott Laboratories ................     145,313
     5,625   Pfizer Inc. ........................     258,750
     3,300   Schering-Plough Corp. ..............     187,275
                                                   ----------
                                                      591,338
                                                   ----------
             ELECTRONICS/SEMICONDUCTORS (4.9%)
     1,400   Emerson Electric Co. ...............     110,337
     4,300   General Electric Co. ...............     206,131
       800   *JDS Uniphase Corp. ................      33,350
     3,000   Intel Corp. ........................      90,750
                                                   ----------
                                                      440,568
                                                   ----------
             ENTERTAINMENT LEISURE (1.2%)
     3,900   Walt Disney Co. ....................     112,856
                                                   ----------
             FINANCIAL SERVICES (6.7%)
     5,333   Citigroup Inc. .....................     272,316
     2,300   Merrill Lynch & Co. ................     156,831
     2,200   Morgan Stanley Dean Witter .........     174,350
                                                   ----------
                                                      603,497
                                                   ----------
             FOOD & RELATED (2.5%)
     2,300   Quaker Oats Co. ....................     223,963
                                                   ----------
             INSURANCE SERVICES (4.9%)
     3,000   American Intl. Group ...............     295,688
     1,300   Marsh & McLennan Cos. Inc. .........     152,100
                                                   ----------
                                                      447,788
                                                   ----------
             MEDICAL & RELATED (4.9%)
     2,300   Baxter International Inc. ..........     203,119
     3,200   Bristol-Myers Squibb Co. ...........     236,600
                                                   ----------
                                                      439,719
                                                   ----------
             METALS & MINING (0.8%)
     2,200   Alcoa Inc. .........................      73,700
                                                   ----------
             OIL, ENERGY & NATURAL GAS (8.1%)
     1,800   Chevron Corp. ......................     151,987
     4,513   Conoco Inc. CL B ...................     130,595
     2,500   Enron Corp. ........................     207,812
     2,760   Exxon Mobil Corp. ..................     239,948
                                                   ----------
                                                      730,342
                                                   ----------

                                                     MARKET
  SHARES              U.S. COMMON STOCKS             VALUE
- -------------------------------------------------------------
             RETAIL (5.9%)
     3,976   Home Depot Inc. ....................  $  181,654
     6,300   Target Corp. .......................     203,175
     2,900   Wal-Mart Stores Inc. ...............     154,062
                                                   ----------
                                                      538,891
                                                   ----------
             TELEPHONE/LONG DISTANCE (1.1%)
     2,500   *Qwest Communications Intl. ........     102,500
                                                   ----------
             TOTAL U.S. COMMON STOCKS (58.4%)
              (COST $4,905,082) .................  $5,296,682
                                                   ----------

                                                     MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
- -------------------------------------------------------------
             UNITED KINGDOM (0.8%)
             OIL, ENERGY & NATURAL GAS (0.8%)
     1,500   British Petro-Amoco-ADR ............  $   71,813
                                                   ----------
             NETHERLANDS (1.8%)
             ELECTRONICS (1.8%)
     4,628   Koninklijke Phillips Electronics ...     167,765
                                                   ----------
             TOTAL FOREIGN COMMON STOCKS (2.6%)
              (COST $281,267) ...................  $  239,578
                                                   ----------
             TOTAL COMMON STOCKS (61.0%)
              (COST $5,186,349) .................  $5,536,260
                                                   ----------

                                                     MARKET
  SHARES               PREFERRED STOCKS              VALUE
- -------------------------------------------------------------
             BROADCAST RADIO & TV (2.4%)
     2,000   Cox Communications Inc. Conv. Prides
              $.875 .............................  $  124,000
     1,800   Cox Communications Conv. Sprint PCS
              7.75% .............................      89,775
                                                   ----------
                                                      213,775
                                                   ----------
             CONSUMER PRODUCTS (0.3%)
       300   Estee Lauder Cos. Inc. Conv. .......      24,919
                                                   ----------
             DRUGS (2.6%)
     4,600   Pharmacia Corp. ....................     238,337
                                                   ----------
             FOOD & RELATED (0.7%)
     1,200   *Suiza Foods Corp. $2.75 ...........      45,300
       400   Suiza Foods Corp. Conv. (144A) .....      15,000
                                                   ----------
                                                       60,300
                                                   ----------
             INSURANCE (3.5%)
     2,900   Metlife Capital Tr I 8% 5/15/03 ....     317,550
                                                   ----------
             MACHINERY (1.0%)
     4,300   Ingresoll Rand Co. 6.75% Conv. .....      91,644
                                                   ----------
             PAPER & FOREST PRODUCTS (1.1%)
     2,200   Intl. Paper Capital 5.25% Conv. ....      99,550
                                                   ----------
             PUBLISHING -- NEWSPAPERS (0.4%)
       500   Tribune Co. $2 Conv. ...............      38,000
                                                   ----------
             TELEPHONE -- LONG DISTANCE (1.3%)
       800   Global Crossing Ltd. Conv. 6.75% ...     116,921
                                                   ----------
             TRANSPORTATION & EQUIPMENT (0.6%)
     1,200   Union Pacific Cibv .................      56,400
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                     MARKET
  SHARES               PREFERRED STOCKS              VALUE
- -------------------------------------------------------------
             UTILITIES (3.2%)
     2,800   Reliant Energy Conv. 2% ............  $  147,350
     2,900   TXU Corp. Prides $4.625 ............     146,269
                                                   ----------
                                                      293,619
                                                   ----------
             TOTAL PREFERRED STOCKS (17.1%)
              (COST $1,590,284) .................  $1,551,015
                                                   ----------

   FACE                                              MARKET
  AMOUNT            CONVERTIBLE DEBENTURES           VALUE
- -------------------------------------------------------------
             ADVERTISING SERVICES (1.1%)
$   60,000   Omnicom Group Inc. 2.250% 1/6/13 ...  $  104,100
                                                   ----------
             COMPUTER & RELATED (5.8%)
    40,000   BEA Systems Inc. 4.000% 12/15/06 ...      88,850
    60,000   I2 Technologies Inc.
              5.250% 12/15/06 ...................      98,400
   135,000   Juniper Networks 4.750% 3/15/07 ....     140,906
    20,000   Siebel Systems 5.500% 9/16/06 ......      58,150
    55,000   Veritas Software Corp. 1.856%
              8/13/06 ...........................     141,763
                                                   ----------
                                                      528,069
                                                   ----------
             ELECTRONICS/SEMICONDUCTORS (2.4%)
    50,000   RF Micro Devices (144A) 3.750%
              8/15/05 ...........................      42,813
    70,000   Texas Instruments Inc. 4.250%
              2/15/07 ...........................      94,150
    95,000   Vitesse Semiconductor 4.000%
              3/15/05 ...........................      76,356
                                                   ----------
                                                      213,319
                                                   ----------
             MANUFACTURING (1.5%)
   180,000   Tyco International Ltd. (144A) Zero
              Coupon Due 11/15/20 ...............     140,400
                                                   ----------
             MEDICAL & RELATED (1.5%)
   145,000   Roche Holdings Inc. (144A) Zero
              Coupon Due 1/19/15 ................     133,038
                                                   ----------

   FACE                                              MARKET
  AMOUNT            CONVERTIBLE DEBENTURES           VALUE
- -------------------------------------------------------------
             TELECOMMUNICATIONS (3.0%)
$  260,000   Corning Inc. Zero Coupon Due
              11/8/15 ...........................  $  187,200
    95,000   Nextell Communications (144A)
              5.250% 1/15/10 ....................      69,587
    20,000   Nextell Communications (144A)
              5.250% 1/15/10 ....................      14,650
                                                   ----------
                                                      271,437
                                                   ----------
             TOTAL CONVERTIBLE DEBENTURES (15.3%)
              (COST $1,502,859) .................  $1,390,363
                                                   ----------

  FACE                                               MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
- -------------------------------------------------------------
           FINANCIAL (7.4%)
$666,000   Firstar 4.250% 1/2/01 repurchase price
            $666,310 collateralized by various
            government agency obligations
            Market Value: ($679,264)
            Face Value: ($787,355)
            Due from: 5/2/14 to 9/15/29
            Interest from: 6.000% to 7.492% .....  $  666,000
                                                   ----------
           TOTAL REPURCHASE AGREEMENTS (7.4%)
            (COST $666,000) .....................  $  666,000
                                                   ----------
           TOTAL HOLDINGS (100.8%)
            (COST $8,945,492) (a) ...............  $9,143,638
                                                   ----------
           LIABILITIES, NET OF CASH & RECEIVABLES
            (-0.8%) .............................     (69,443)
                                                   ----------
           TOTAL NET ASSETS (100.0%) ............  $9,074,195
                                                   ==========

- ---------------

     *  Non-income producing securities.
   ADR (American depository receipt) represents ownership of foreign securities.
   (a) Represents cost for financial reporting purposes and differs from cost for federal income tax basis by $1,331.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $513,888 or 5.7% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $8,945,492) ..............  $9,143,638
  Cash in bank ..............................         341
  Receivable for securities sold ............     266,366
  Receivable for fund shares sold ...........      28,330
  Dividends and accrued interest
    receivable ..............................      13,598
                                               ----------
    Total assets ............................   9,452,273
                                               ----------
Liabilities:
  Payable for securities purchased ..........     358,889
  Payable for investment management services
    (note 3) ................................       5,608
  Other accrued expenses ....................      13,581
                                               ----------
    Total liabilities .......................     378,078
                                               ----------
Net assets at market value ..................  $9,074,195
                                               ==========
Net assets consist of:
  Par value, $1 per share ...................  $  847,943
  Paid-in capital in excess of par value ....   8,948,738
  Accumulated net realized loss on
    investments (note 1) ....................    (920,632)
  Net unrealized appreciation on investments
    (note 1) ................................     198,146
                                               ----------
Net assets at market value ..................  $9,074,195
                                               ==========
Shares outstanding (note 4) .................     847,943
Net asset value per share ...................  $    10.70
                                               ==========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest ..................................  $    52,054
  Dividends .................................      114,326
                                               -----------
    Total investment income .................      166,380
                                               -----------
Expenses:
  Management fees (note 3) ..................       51,897
  Custodian fees (note 3) ...................        4,814
  Directors' fees (note 3) ..................          110
  Professional fees .........................        7,736
  Accounting and transfer agent fees ........        8,600
  Printing ..................................          700
  Filing ....................................          300
  Other .....................................          677
                                               -----------
    Total expenses ..........................       74,834
                                               -----------
    Net investment income ...................       91,546
                                               -----------
Realized and unrealized loss on investments:
  Net realized loss from investments ........     (844,323)
  Net decrease in unrealized appreciation on
    investments .............................     (512,353)
                                               -----------
  Net loss on investments ...................   (1,356,585)
                                               -----------
  Net decrease in net assets from
    operations ..............................  $(1,265,130)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                     YEAR ENDED
                                                              ------------------------
                                                                 2000          1999
                                                              ----------    ----------
From operations:
  Net investment income ....................................  $   91,546    $   32,240
  Realized loss on investments .............................    (844,323)      (70,596)
  Unrealized appreciation (depreciation) on investments ....    (512,353)      592,478
                                                              ----------    ----------
      Net increase (decrease) in net assets from
       operations ..........................................  (1,265,130)      554,122
                                                              ----------    ----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income ................     (91,580)      (32,206)
  Return of capital ........................................         (83)            0
                                                              ----------    ----------
  Total dividends paid to shareholders .....................     (91,663)      (32,206)
                                                              ----------    ----------
From capital share transactions (note 4):
  Received from shares sold ................................   6,609,624     2,198,205
  Received from dividends reinvested .......................      91,663        32,206
  Paid for shares redeemed .................................    (643,974)     (598,466)
                                                              ----------    ----------
      Increase in net assets derived from capital share
       transactions ........................................   6,057,313     1,631,945
                                                              ----------    ----------
         Increase in net assets ............................   4,700,520     2,153,861
Net Assets:
  Beginning of period ......................................   4,373,675     2,219,814
                                                              ----------    ----------
  End of period (d) ........................................  $9,074,195    $4,373,675
                                                              ==========    ==========
  (d) Includes undistributed net investment income of ......  $        0    $       34
                                                              ==========    ==========

 FINANCIAL HIGHLIGHTS

                                                                   YEAR ENDED
                                                              ---------------------    MAY 1, 1998 TO
                                                               2000         1999      DECEMBER 31, 1998
                                                              -------    ----------   -----------------
Per share data:
Net asset value, beginning of period .......................  $ 12.38      $10.53          $10.00
Income (loss) from investment operations:
  Net investment income ....................................     0.16        0.11            0.07
  Net realized and unrealized gain (loss) on investments ...    (1.68)       1.85            0.53
                                                              -------      ------          ------
    Total income (loss) from investment operations .........    (1.52)       1.96            0.60
                                                              -------      ------          ------
Less distributions:
  Dividends from net investment income .....................    (0.16)      (0.11)          (0.07)
                                                              -------      ------          ------
Net asset value, end of period .............................  $ 10.70      $12.38          $10.53
                                                              =======      ======          ======
Total return ...............................................   (12.49)%     18.58%           5.92%(b)
Ratios and supplemental data:
  Ratios net of fees reimbursed by advisor:
    Ratio of expenses to average net assets ................     1.08%       1.28%           1.77%(a,c)
    Ratio of net investment income to average net assets ...     1.32%       1.05%           1.04%(a,c)
Ratios assuming no fees reimbursed by advisor:
    Ratio of expenses to average net assets ................     1.08%       1.28%           2.41%(a,c)
Portfolio turnover rate ....................................       70%         50%             38%
Net assets at end of period (millions) .....................  $   9.1      $  4.4          $  2.2

- ---------------

(a) Annualized.

(b) Calculated since inception, May 1, 1998, (not annualized).

(c) The advisor elected to reimburse certain operating expenses of the Equity Income portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 OBJECTIVE

The High Income Bond Portfolio seeks high current income by investing primarily in lower rated corporate debt obligations.
 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:

One year                                    -7.10%
Since inception (5/1/98)                    -2.05%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The high yield market underperformed the high quality bond market during the twelve months ended December 31, 2000. Four primary reasons accounted for the high yield market's underperformance. First, credit risk remained high, as the default rate for high yield securities in 2000 reached its highest level since 1992. Second, the economy appears to be slowing which raises the possibility that the economy could slip into recession. Third, telecommunications, the high yield market's largest industry sector, underperformed in sympathy with the substantial decline in the NASDAQ. Finally, high yield bond mutual funds experienced substantial redemptions during the year.

The Ohio National High Income Bond Portfolio returned -7.1% versus a -3.78% for the Merrill Lynch Master High Yield Index and -5.12% for the broader Merrill Lynch High Yield Master II Index. The fund's underweight in BB-rated securities was the main reason for its underperformance versus the index. BB-rated securities outperformed B-rated securities by approximately 1,000 basis points as credit quality concerns increased. The fund also suffered from its underweight in the energy and gaming sectors. The fund's overweight in deferred interest securities negatively impacted performance as these longer duration securities underperformed in the weak overall market. On the plus side, Albecca, Allied Waste, GFSI and Kinetics Concepts outperformed on strong operating performance. Merger activity and debt tenders positively impacted the performance of positions in Dialog, Triarc, USXchange, Verio and Voicestream.

At year end, the fund's five largest positions were in Global Crossing, Level 3 Communications, Nextel Communications, Charter Communications and GS Escrow Corp. Despite generally weak performance by the telecommunications sector as a whole, we continue to like the long-term outlook for the fund's top 3 telecommunications positions. Charter, a cable TV operator, continues to generate excellent results and GS Escrow which does business as Golden State Bancorp, continues to deliver excellent results. Telecommunications is the fund's largest industry exposure at 20.6%, which approximates the sector's market weight. Telecommunications is followed by Cable TV, Healthcare, Consumer Products and Business Services.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                             HIGH INCOME BOND PORTFOLIO
                                                         (COMMENCED OPERATIONS MAY 1, 1998)   MERRILL LYNCH HIGH-YIELD BOND INDEX
                                                         ----------------------------------   -----------------------------------
5/98                                                                     10000                                10000
                                                                         10090                                10118
'98                                                                     9958.8                                10036
                                                                         10172                                10312
'99                                                                    10157.7                              10293.5
                                                                        9963.7                              10198.8
'00                                                                     9435.6                               9774.5

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 TOP 10 BOND HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Global Crossing Holdings Sr
     Note 9.50% 11/15/09                    2.1
 2.  Level 3 Communications Inc Sr
     due 12/1/08 0% till 12/1/03
     then 10.500%                           2.0
 3.  Nextel Communications I Sr
     Note 9.375% 11/15/09                   1.9
 4.  Charter Communications H Sr
     Disc Note 0% 4/1/11                    1.7
 5.  Tenet Healthcare Corp
     8.125% 12/1/08                         1.7
 6.  GS Escrow Corp Sr Note
     7.125% 8/1/05                          1.6
 7.  Premier Parks Inc. 0% Cpn
     until 4/1/03 then 10% 4/1/08           1.6
 8.  NTL Inc Sr Deferred 0% Cpn
     until 4/1/03 then 9.75%
     4/1/08                                 1.5
 9.  HMH Properties Inc. Sr Note
     Series B 7.875% 8/1/08                 1.5
10.  Allied Waste North America Sr
     Sub Note 10.00% 8/1/09                 1.5

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Telecommunications and
     Cellular                               20.6
 2.  Cable Television                       10.3
 3.  Medical and Related                     6.7
 4.  Consumer Products                       6.1
 5.  Business Services                       4.6

- ---------------

  *  Composition of portfolio subject to change.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
- -------------------------------------------------------------
           AEROSPACE (0.6%)
$ 50,000   Anteon Corp. 12.000% 5/15/09 ........  $    44,250
  50,000   Fairchild Corp. 10.750% 4/15/09 .....       37,250
                                                  -----------
                                                       81,500
                                                  -----------
           AUTOMOTIVE & RELATED (2.9%)
  50,000   Aftermarket Technology Series D
            12.000% 8/1/04 .....................       47,750
 150,000   American Axle & Manufacture
            9.750% 3/1/09 ......................      127,500
  50,000   J.L. French Automotive C
            11.500% 6/1/09 .....................       27,750
 225,000   Lear Corp. Co. 8.110% 5/15/09 .......      205,166
  50,000   Transportation Mfg. Operation
            11.250% 5/1/09 .....................       15,250
                                                  -----------
                                                      423,416
                                                  -----------
           BANKING (1.6%)
 250,000   GS Escrow Corp. 7.125% 8/1/05 .......      236,313
                                                  -----------
           BROADCAST RADIO & TV (3.1%)
  75,000   Acme Television due 9/30/04 0% until
            9/30/00 then 10.875% ...............       65,250
  50,000   *Big City Radio Inc. due 3/15/05 0%
            until 3/15/01 then 11.250% .........       17,750
 150,000   *Fox/Liberty Networks LLC due 8/15/07
            0% until 8/1/02 then 9.750% ........      127,875
 100,000   Orion Network Systems 11.250%
            1/15/07 ............................       35,500
 200,000   Sinclair Broadcast Group 8.750%
            12/15/07 ...........................      178,000
  50,000   XM Satellite Radio Inc. 14.000%
            3/15/10 ............................       26,750
                                                  -----------
                                                      451,125
                                                  -----------
           BUILDING & CONSTRUCTION (1.0%)
  50,000   Formica Corp. 10.875% 3/1/09 ........       18,750
  50,000   Juno Lighting Inc. 11.875% 7/1/09 ...       38,250
  50,000   MMI Products Inc. 11.250% 4/15/07 ...       49,000
  50,000   NCI Building Systems Ser. B
            9.250% 5/1/09 ......................       45,750
                                                  -----------
                                                      151,750
                                                  -----------
           BUSINESS SERVICES (4.6%)
  50,000   Buhrmann US Inc. 12.250% 11/1/09 ....       50,250
  50,000   Coinmatch Corp. 11.750% 11/15/05 ....       50,500
  50,000   Crown Castle Intl. Corp. 10.750%
            8/1/11 .............................       52,125
 100,000   *Crown Castle Intl. Corp. due 5/15/11
            0% until 5/15/04 then 10.375% ......       67,250
 100,000   Crown Castle Intl. Corp. due 8/1/11
            0% until 8/1/04 then 11.250% .......       67,750
 150,000   Fisher Scientific Intl. 9.000%
            2/1/08 .............................      138,000
 100,000   Orius Capital Corp. 12.750%
            2/1/10 .............................       84,500
 100,000   Sitel Corp. NT 9.250% 3/15/06 .......       85,500
  50,000   *Spectrasite Holdings Inc. due
            3/15/10
            0% until 3/15/05 then 12.875% ......       25,250
  50,000   URS Corp. 12.250% 5/1/09 ............       50,250
 100,000   *US Office Products Co. 9.750%
            6/15/08 (c) ........................        7,500
                                                  -----------
                                                      678,875
                                                  -----------

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
- -------------------------------------------------------------
           CABLE TV (10.3%)
$200,000   CSC Holdings Inc. 9.250% 11/1/05 ....  $   203,500
 425,000   *Charter Communications due 4/1/11
            0% until 4/1/04 then 9.920% ........      251,813
 125,000   Diamond Cable Comm. due 2/15/07
            0% until 2/15/02 then 10.750% ......       84,375
 150,000   Echostar DBS Corp. 9.375% 2/1/09 ....      147,000
  50,000   *Golden Sky DBS due 3/1/07 0% until
            3/1/04 then 13.500% ................       32,750
 400,000   *NTL Inc. due 4/1/08 0% until 4/1/03
            then 9.750% ........................      222,000
  75,000   *NTL Inc. due 10/1/08 0% until
            10/1/03 then 12.375% ...............       42,375
 150,000   Pegasus Communication Series B
            9.625% 10/15/05 ....................      140,250
  50,000   *RCN Corp. due 10/15/07 0% until
            10/15/02 then 11.125% ..............       18,250
  50,000   *RCN Corp. Ser. B due 2/15/08
            0% until 2/15/03 then 9.800% .......       15,750
 175,000   *Telewest Communications PLC due
            10/7/07 0% until 10/1/00 then
            11.000% ............................      157,500
 175,000   *United Intl. Hdlg. Ser. B due
            2/15/08
            0% until 2/15/03 then 10.750% ......       76,125
 200,000   *United Pan-Europe Communications due
            8/1/09 0% until 8/1/04 then
            12.500% ............................       63,000
 175,000   *United Pan-Europe Communications due
            11/1/09 0% until 11/1/04 then
            13.375% ............................       55,125
                                                  -----------
                                                    1,509,813
                                                  -----------
           CHEMICALS (2.4%)
  50,000   Huntsman ICI Chemicals 10.125%
            7/1/09 .............................       48,250
 150,000   Lyondell Chemical Co. 10.875%
            5/1/09 .............................      142,500
 200,000   Polymer Group Inc. 8.750% 3/1/08 ....      129,000
  50,000   Texas Petrochemicals Corp.
            11.125% 7/1/06 .....................       37,750
                                                  -----------
                                                      357,500
                                                  -----------
           CONGLOMERATES (0.4%)
  75,000   Eagle Picher Industries 9.375%
            3/1/08 .............................       52,125
                                                  -----------
           CONSUMER PRODUCTS (6.1%)
  75,000   Albecca Inc. 10.750% 8/15/08 ........       65,625
 100,000   Amscan Holdings Inc. 9.875%
            12/15/07 ...........................       80,500
 100,000   Chattem Inc. Series B 8.875%
            4/1/08 .............................       70,500
  75,000   Jostens Inc. 12.750% 5/1/10 .........       68,625
 100,000   NBTY Inc. 8.625% 9/15/07 ............       83,500
 100,000   Playtex Family Products Corp.
            9.000% 12/15/03 ....................       96,000
 150,000   Revlon Consumer Products Corp.
            8.625% 2/1/08 ......................       80,250
  50,000   Royster-Clark 10.250% 4/1/09 ........       35,250
 175,000   *Sealy Mattress Co. Ser. B due
            12/5/07 0% until 12/15/02 then
            10.875% ............................      132,125
  50,000   Sleepmaster L.L.C. 11.000%
            5/15/09 ............................       39,250
  50,000   True Temper Sports Inc. Ser. B
            10.875% 12/1/08 ....................       48,500

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
- -------------------------------------------------------------
           CONSUMER PRODUCTS (CONTINUED)
$100,000   United Industries Corp. 9.875%
            4/1/09 .............................  $    51,500
  50,000   Volume Services America
            11.250% 3/1/09 .....................       43,750
                                                  -----------
                                                      895,375
                                                  -----------
           CONTAINERS (2.7%)
  75,000   Huntsman Packaging Corp. 13.000%
            6/1/10 .............................       43,875
 150,000   Owens-Illinois Inc. 7.150%
            5/15/05 ............................       87,750
  75,000   Owens-Illinois Inc. 8.100%
            5/15/07 ............................       42,375
  50,000   Russell Stanley Holdings 10.875%
            2/15/09 ............................       12,750
  75,000   Stone Container 11.500% 10/1/04 .....       77,813
 100,000   Tekni-Plex Inc. 12.750% 6/15/10 .....       80,500
  50,000   US Can Corp. (144A) 12.375%
            10/1/10 ............................       49,750
                                                  -----------
                                                      394,813
                                                  -----------
           ECOLOGICAL SERVICES & EQUIPMENT (2.8%)
 200,000   Allied Waste N.A. 7.625% 1/1/06 .....      191,000
 225,000   Allied Waste N.A. 10.000% 8/1/09 ....      212,625
                                                  -----------
                                                      403,625
                                                  -----------
           ELECTRICAL EQUIPMENT (3.3%)
  75,000   AES Corp. 9.375% 9/15/10 ............       77,625
  60,000   Amphenol Corp. 9.875% 5/15/07 .......       61,200
  50,000   Fairchild Semiconductor 10.375%
            10/1/07 ............................       46,750
  50,000   Flextronics Intl. Ltd. (144A)
            9.875% 7/1/10 ......................       49,250
  32,000   SCG Holding Corp. 12.000% 8/1/09 ....       27,440
 100,000   Telecommunications Techniques
            9.750% 5/15/08 .....................       88,500
 150,000   Wesco Distribution Inc. 9.125%
            6/1/08 .............................      132,750
                                                  -----------
                                                      483,515
                                                  -----------
           ENTERTAINMENT & LEISURE (1.7%)
 100,000   *Amf Bowling Worldwide Inc. due
            3/15/06 0% until 3/15/01 then
            12.250% (b) ........................       14,500
 325,000   *Premier Parks Inc. due 4/1/08 0%
            until 4/1/03 then 10.000% ..........      225,875
 100,000   Regal Cinemas Inc. 9.500% 6/1/08
            (d) ................................        7,500
                                                  -----------
                                                      247,875
                                                  -----------
           FINANCIAL SERVICES (1.1%)
  50,000   RBF Finance Co. 11.375% 3/15/09 .....       58,000
 100,000   Trizee Finance 10.875% 10/15/05 .....      100,000
                                                  -----------
                                                      158,000
                                                  -----------
           FOOD & RELATED (2.2%)
 125,000   Agrilink Foods Inc. 11.875%
            11/1/08 ............................       83,125
 100,000   Carrols Corp. Co. 9.500% 12/1/08 ....       65,500
 100,000   *Del Monte Foods Co. Ser. B due
            12/15/07 0% until 12/15/02 then
            12.500% ............................       74,500
  50,000   Dominos Inc. 10.375% 1/15/09 ........       42,250
 100,000   Eagle Family Foods 8.750% 1/15/08 ...       50,500
                                                  -----------
                                                      315,875
                                                  -----------

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
- -------------------------------------------------------------
           HOTELS & LODGING (2.1%)
$100,000   Florida Panthers RST 9.875%
            4/15/09 ............................  $    92,500
 225,000   HMH Properties Inc. Series B
            7.875% 8/1/08 ......................      214,875
                                                  -----------
                                                      307,375
                                                  -----------
           INDUSTRIAL (0.5%)
  50,000   Accuride Corp. 9.250% 2/1/08 ........       31,250
  50,000   Unifrax Investment Corp. 10.500%
            11/1/03 ............................       43,250
                                                  -----------
                                                       74,500
                                                  -----------
           INTERNET SOFTWARE (0.7%)
  50,000   Exodus Communications (144A)
            11.625% 7/15/10 ....................       44,750
 100,000   Psinet Inc. 10.000% 2/15/05 .........       28,500
  50,000   Psinet Inc. 11.000% 8/1/09 ..........       14,250
  50,000   Rhythms Net Connections
            14.000% 2/15/10 ....................       13,250
                                                  -----------
                                                      100,750
                                                  -----------
           MACHINERY (0.9%)
 100,000   Columbus McKinnion Corp. 8.500%
            4/1/08 .............................       79,500
  50,000   Simonds Inds. 10.250% 7/1/08 ........       34,250
  50,000   WEC Co. 12.000% 7/15/09 .............       14,750
                                                  -----------
                                                      128,500
                                                  -----------
           MANUFACTURING (1.6%)
  50,000   Blount Inc. 13.000% 8/1/09 ..........       39,000
  50,000   Cabot Safety Corp. 12.500%
            7/15/05 ............................       49,813
  50,000   Foamex LP 13.500% 8/15/05 ...........       29,750
  50,000   Foamex LP 9.875% 6/15/07 ............       27,750
 100,000   Hexcel Corp. Series B 9.750%
            1/15/09 ............................       88,500
                                                  -----------
                                                      234,813
                                                  -----------
           MEDICAL & RELATED (6.7%)
 125,000   Columbia HCA Healthcare 6.910%
            6/15/05 ............................      122,119
 100,000   Conmed Corp. 9.000% 3/15/08 .........       80,500
  50,000   Everest Healthcare Services Corp.
            9.750% 5/1/08 (d) ..................       50,750
  50,000   *Genesis Health Ventures 9.250%
            10/1/06 (e) ........................        4,750
  50,000   Hanger Orthopedic Group
            11.250% 6/15/09 ....................       15,250
 125,000   HCA-The Health Care Co.
            8.750% 9/1/10 ......................      132,187
 100,000   Hudson Respiratory Care Inc.
            9.125% 4/15/08 .....................       60,500
 150,000   Kinetic Concepts Corp. 9.625%
            11/1/07 ............................      123,750
 125,000   Tenet Healthcare Corp. 9.250%
            9/1/10 .............................      133,125
 250,000   Tenet Healthcare Corp. 8.125%
            12/1/08 ............................      253,750
                                                  -----------
                                                      976,681
                                                  -----------
           METAL & MINING (1.0%)
 100,000   Euramax Intl PLC 11.250% 10/1/06 ....       64,500
 100,000   Neenah Corp. 11.125% 5/1/07 .........       74,000
  50,000   *Republic Technologies 13.750%
            7/15/09 ............................        5,250
                                                  -----------
                                                      143,750
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
- -------------------------------------------------------------
           OIL, ENERGY & NATURAL GAS (2.9%)
$ 50,000   AES Drax Energy Ltd. (144A) 11.500%
            8/30/10 ............................  $    52,736
  50,000   Forest Oil Corp. 10.500% 1/15/06 ....       52,000
 100,000   Pride Petroleum Services 9.375%
            5/1/07 .............................      103,500
  50,000   R&B Falcon Corp. 12.250% 3/15/06 ....       60,250
 150,000   Triton Energy Ltd. 8.875% 10/1/07 ...      152,250
                                                  -----------
                                                      420,736
                                                  -----------
           PRINTING & PUBLISHING (0.6%)
  50,000   Garden State Newspapers Inc. 8.750%
            10/1/09 ............................       45,000
  50,000   Ziff Davis Media Inc. (144A) 12.000%
            7/15/10 ............................       39,250
                                                  -----------
                                                       84,250
                                                  -----------
           RENTAL AUTO/EQUIPMENT (0.9%)
  50,000   Nationsrent Inc. 10.375% 12/15/08 ...       19,250
  50,000   United Rentals Inc. 9.250%
            1/15/09 ............................       38,250
 100,000   United Rentals Inc. 9.000% 4/1/09 ...       75,500
                                                  -----------
                                                      133,000
                                                  -----------
           RESTAURANTS (0.2%)
  50,000   CKE Restaurants Inc. 9.125%
            5/1/09 .............................       29,000
                                                  -----------
           RETAIL (0.3%)
  50,000   Community Distributions Inc. 10.250%
            10/15/04 ...........................       39,250
                                                  -----------
           TELECOMMUNICATIONS & CELLULAR (20.6%)
 150,000   *AirGate PCS Inc. due 10/1/09 0%
            until 10/1/04 then 13.250% .........       87,000
 175,000   *Alamosa PCS Hdlg. Inc. due 2/15/10
            0% until 2/15/05 then 12.875% ......       84,875
  50,000   Asia Global Crossing (144A) 13.375%
            10/15/10 ...........................       43,250
 150,000   *Call-Net Enterprises Inc. due
            8/15/07 0% until 8/15/02 then
            9.270% .............................       41,625
 100,000   *Call-Net Enterprises Inc. due
            5/15/09 0% until 5/15/04 then
            10.800% ............................       27,500
  50,000   Echostar Broadband Corp. (144A)
            10.375% 10/1/07 ....................       49,500
 325,000   Global Crossing 9.500% 11/15/09 .....      310,375
 100,000   Hermes Europe Railtel B.V. 11.500%
            8/15/07 ............................       40,500
 250,000   Intermedia Communications .600%
            6/1/08 .............................      176,250
 350,000   Level 3 Communication Inc. 9.125%
            5/1/08 .............................      282,250
 100,000   *Level 3 Communication Inc. due
            12/1/08 0% until 12/1/03 then
            10.500% ............................       52,000
 250,000   *McLeod USA Inc. due 3/1/07 0% until
            3/1/02 then 10.500% ................      210,000
  50,000   Metromedia Fiber Network 10.000%
            12/15/09 ...........................       42,750
 100,000   Millicom International due 6/1/06 0%
            until 6/1/01 then 13.500% ..........       78,500
 225,000   *Nextel Communications due 2/15/08 0%
            until 2/15/03 then 9.950% ..........      163,687

  FACE                                              MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
- -------------------------------------------------------------
           TELECOMMUNICATIONS & CELLULAR (CONTINUED)
$300,000   Nextel Communications 9.375%
            11/15/09 ...........................  $   282,750
 150,000   *Nextlink Communications due 6/1/09
            0% until 6/1/04 then 12.250% .......       75,750
 150,000   Nexlink Communications 10.750%
            6/1/09 .............................      124,500
 225,000   *Nextlink Communications due 4/15/08
            0% until 4/15/03 then 9.450% .......      117,562
 125,000   *Qwest Communications Intl. due
            10/15/07 0% until 10/15/02 then
            9.470% .............................      113,801
 100,000   Rogers Cantel 8.800% 10/1/07 ........      100,500
 150,000   *Telesystem Intl. Wireless Ser. B due
            6/30/07 0% until 6/30/02 then
            13.250% ............................       69,750
  50,000   *Teligent Inc. 11.500% 12/1/07 ......        6,750
  50,000   *Teligent Inc. due 3/1/08 0% until
            3/1/03 then 11.500% ................        3,250
 100,000   *Tritel PCS Inc. due 5/15/09 0% until
            5/15/04 then 12.750% ...............       68,750
 100,000   *Triton PCS Inc. due 5/1/08 0% until
            5/1/03 then 11.000% ................       79,500
 225,000   *Viatel Inc. due 4/15/08 0% until
            4/15/03 then 12.500% ...............       46,125
  50,000   VoiceStream Wireless 10.375%
            11/15/09 ...........................       54,000
 125,000   *VoiceStream Wireless Holdings due
            11/15/09 0% until 11/15/04 then
            11.875% ............................       91,875
 149,000   *Winstar Communications Inc. due
            4/15/10 0% until 4/15/05 then
            14.750% ............................       46,935
  50,000   Winstar Communications Inc. 12.750%
            4/15/10 ............................       35,250
                                                  -----------
                                                    3,010,110
                                                  -----------
           TEXTILES & RELATED (0.6%)
 100,000   GFSI Inc. Series B 9.625% 3/1/07 ....       75,500
  75,000   *Glenoit Corp. 11.000% 4/15/07
            (b) ................................        9,375
  50,000   *Pillowtex Corp. 10.000% 11/15/06
            (e) ................................        1,750
                                                  -----------
                                                       86,625
                                                  -----------
           TRANSPORTATION & EQUIPMENT (1.9%)
 100,000   Allied Holdings Inc. 8.625%
            10/1/07 ............................       76,500
  50,000   *Gearbulk Holding Ltd. 11.250%
            12/1/04 ............................       50,000
  50,000   Railworks Corp. 11.500% 4/15/09 .....       17,750
 150,000   Stena Line AB 10.500% 12/15/05 ......      135,750
                                                  -----------
                                                      280,000
                                                  -----------
           UTILITIES (2.1%)
 150,000   Caithness Coso Fund Corp. 9.050%
            12/15/09 ...........................      150,000
 100,000   El Paso Electric Co. 9.400%
            5/1/11 .............................      108,643
  50,000   *Niagara Mohawk Power Series H due
            7/1/10 0% until 7/1/03 then
            8.500% .............................       43,274
                                                  -----------
                                                      301,917
                                                  -----------
           TOTAL LONG-TERM BONDS & NOTES (90.4%)
            (COST $15,413,277) .................  $13,192,752
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                   MARKET
SHARES              PREFERRED STOCKS                VALUE
- ------------------------------------------------------------
         MEDIA & PUBLISHING (0.7%)
 1,300   Primedia Inc. Series H 8.625%
          4/1/10 ..............................  $   104,650
                                                 -----------
         TELECOMMUNICATIONS (0.2%)
    50   *Benedek Communications 11.500%
          5/18/08 .............................       22,750
                                                 -----------
         TOTAL PREFERRED STOCKS (0.9%)
          (COST $179,026) .....................  $   127,400
                                                 -----------

                                                    MARKET
  SHARES                  WARRANTS                   VALUE
- -------------------------------------------------------------
        75   Jostens Inc. ......................  $     1,519
        50   Metricom Inc. .....................           62
        75   Pliant Corp. (144A) ...............          750
        50   Republic Technology ...............            1
                                                  -----------
             TOTAL WARRANTS (0.0%) .............  $     2,332
                                                  -----------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
- -------------------------------------------------------------
             FINANCIAL (7.0%)
$1,030,000   Firstar Bank 4.250% due 1/2/01
              repurchase price $1,030,480
              collateralized by various
              government agency obligations
              Market Value: $(1,050,515)
              Face Value: $(1,217,682)
              Due from: 5/2/14 to 9/15/29
              Interest from: 6.000% to
              7.492% ...........................  $ 1,030,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (7.0%)
              (COST $1,030,000) ................  $ 1,030,000
                                                  -----------
             TOTAL HOLDINGS (98.3%)
              (COST $16,622,303) (a) ...........  $14,352,484
                                                  -----------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (1.7%) ...............      249,003
                                                  -----------
             TOTAL NET ASSETS (100.0%) .........  $14,601,487
                                                  ===========

- ---------------

     *  Non-income producing securities.
   (a) Represents cost for federal income tax and financial reporting purposes.
   (b) Represents a defaulted security that is illiquid and non-income producing.
   (c)  Represents an illiquid security.
   (d)  Represents a defaulted security.
   (e)  Represents a defaulted and non-income producing security.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $329,236 or 2.3% of net assets. These securities were deemed liquid persuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1)(cost $16,622,303) .............  $14,352,484
  Cash in bank .............................           33
  Receivable for fund shares sold ..........          959
  Dividends and accrued interest
    receivable .............................      280,643
                                              -----------
    Total assets ...........................   14,634,119
                                              -----------
Liabilities:
  Payable for fund shares redeemed .........        4,072
  Payable for investment management services
    (note 3) ...............................        9,103
  Other accrued expenses ...................       19,457
                                              -----------
    Total liabilities ......................       32,632
                                              -----------
Net assets at market value .................  $14,601,487
                                              ===========
Net assets consist of:
  Par value, $1 per share ..................  $ 1,821,654
  Paid-in capital in excess of par value ...   15,625,015
  Accumulated net realized loss on
    investments (note 1) ...................     (587,410)
  Net unrealized depreciation on investments
    (note 1) ...............................   (2,269,819)
  Undistributed net investment income ......       12,047
                                              -----------
Net assets at market value .................  $14,601,487
                                              ===========
Shares outstanding (note 4) ................    1,821,654
Net asset value per share ..................  $      8.02
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest ..................................  $ 1,051,838
  Dividends .................................       11,211
                                               -----------
    Total investment income .................    1,063,049
                                               -----------
Expenses:
  Management fees (note 3) ..................      102,652
  Custodian fees (note 3) ...................        4,841
  Directors' fees (note 3) ..................          246
  Professional fees .........................        7,776
  Accounting and transfer agent fees ........       31,450
  Printing ..................................        1,500
  Filing ....................................          800
  Other .....................................        1,024
                                               -----------
    Total expenses ..........................      150,289
                                               -----------
    Net investment income ...................      912,760
                                               -----------
Realized and unrealized loss on investments:
  Net realized loss from investments ........     (390,607)
  Net change in unrealized depreciation on
    investments .............................   (1,553,739)
                                               -----------
  Net loss on investments ...................   (1,944,346)
                                               -----------
  Net decrease in net assets from
    operations ..............................  $(1,031,586)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED
                                                              --------------------------
                                                                 2000           1999
                                                              -----------    -----------
From operations:
  Net investment income ....................................  $   912,760    $   712,592
  Realized loss on investments .............................     (390,607)      (196,803)
  Unrealized depreciation on investments ...................   (1,553,739)      (299,814)
                                                              -----------    -----------
      Net increase (decrease) in net assets from
       operations ..........................................   (1,031,586)       215,975
                                                              -----------    -----------
Dividends and distributions to shareholders:
  Dividends paid from net investment income ................     (914,333)      (698,972)
                                                              -----------    -----------
From capital share transactions (note 4):
  Received from shares sold ................................    3,994,751      2,977,591
  Received from dividends reinvested .......................      914,333        698,972
  Paid for shares redeemed .................................     (972,169)    (1,013,822)
                                                              -----------    -----------
      Increase in net assets derived from capital share
       transactions ........................................    3,936,915      2,662,741
                                                              -----------    -----------
         Increase in net assets ............................    1,990,996      2,179,744
Net Assets:
  Beginning of period ......................................   12,610,491     10,430,747
                                                              -----------    -----------
  End of period (a) ........................................  $14,601,487    $12,610,491
                                                              ===========    ===========
(a) Includes undistributed net investment income of ........  $    12,047    $    13,620
                                                              ===========    ===========

 FINANCIAL HIGHLIGHTS

                                                                   YEAR ENDED
                                                              --------------------    MAY 1, 1998 TO
                                                               2000        1999      DECEMBER 31, 1998
                                                              ------    ----------   -----------------
Per share data:
Net asset value, beginning of period .......................  $ 9.22      $ 9.59          $10.00
Income (loss) from investment operations:
  Net investment income ....................................    0.58        0.57            0.38
  Net realized and unrealized loss on investments ..........   (1.20)      (0.38)          (0.40)
                                                              ------      ------          ------
    Total Income (loss) from investment operations .........   (0.62)       0.19           (0.02)
                                                              ------      ------          ------
Less distributions:
  Dividends from net investment income .....................   (0.58)      (0.56)          (0.37)
  Distributions from net realized capital gains ............    0.00        0.00           (0.02)
                                                              ------      ------          ------
    Total distributions ....................................   (0.58)      (0.56)          (0.39)
                                                              ------      ------          ------
Net asset value, end of period .............................  $ 8.02      $ 9.22          $ 9.59
                                                              ======      ======          ======
Total return ...............................................   (7.10)%      1.95%           0.20%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets ..................    1.10%       1.13%           1.20%(a)
  Ratio of net investment income to average net assets .....    6.67%       6.19%           5.79%(a)
Portfolio turnover rate ....................................      21%         31%             11%
Net assets at end of period (millions) .....................  $ 14.6      $ 12.6          $ 10.4

- ---------------

(a) Annualized.

(b) Calculated since inception, May 1, 1998 (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 OBJECTIVE

The Capital Growth Portfolio seeks capital appreciation by investing primarily in common stocks of emerging growth companies.

 PERFORMANCE AS OF DECEMBER 31, 2000

AVERAGE ANNUAL TOTAL RETURNS:
One year                                   -26.01%
Since inception (5/1/98)                    37.60%

A substantial portion of the Capital Growth portfolio's investments have been in initial public offerings or recent issues of technology companies that were purchased during a period favorable for those stocks. There can be no assurance that such investments will continue to be as available or that they will continue to have so positive an effect on the portfolio's future performance. Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

Looking back on 2000, we endured a very difficult year that was characterized by unprecedented volatility and some of the largest absolute declines in our market segment ever. With the NASDAQ down over 39%, 2000 proved to be a very tough year for growth investors. The Capital Growth Portfolio ended a challenging 2000 down 26.01% for the year versus a decline of 3.02% for the Russell 2000 benchmark.

We closed the year with a technology weighting of 29.2% against a benchmark weighting of 11.5%. Technology has not constituted less than 40% of the portfolio since 1998, and it constituted upwards of 55% in late 1999. Within our technology weighting in the fourth quarter, we have owned more software than hardware. In fact, we have favored software over hardware for most of 2000. While that strategy hurt us somewhat in the first half of the year, it has helped the portfolio later in the year as many segments of hardware have fallen more sharply than much of the software segment. That said, software did not add to returns in the fourth quarter. Stocks like BEA Systems detracted from returns.

The portfolio remains overweighted in health care at the close of 2000. The bulk of these positions came from service providers like Health Management Associates, Inc. and Community Health Systems. Seeking more visibility of earnings, investors continued to bid up many service providers throughout the fourth quarter which contributed to fourth quarter performance. Conversely, investors sold off biotech stocks in the quarter, as measured by a 13% decline in the Chase/H&Q biotech index. Threats of an economic slowdown tend to weaken the biotech stocks, most of which have modest to little cash flow and earnings. Abgenix, Inc., and Medarex detracted from recent performance, but were still significant positive contributors to performance for the full year.

 CHANGE IN VALUE OF $10,000 INVESTMENT
[GRAPH]

                                                                 CAPITAL GROWTH (COMMENCED
                                                                  OPERATIONS MAY 1, 1998)                  RUSSELL 2000
                                                                 -------------------------                 ------------
'5/98                                                                       10000                              10000
                                                                             9706                               9450
'98                                                                       10339.8                            8776.22
                                                                          18424.5                             9590.7
'99                                                                       31281.1                            10641.8
                                                                          34359.2                            10964.2
'00                                                                       23144.3                            10328.3

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

The Russell 2000 Index measures the performance of the 3,000 largest U.S. Companies as determined by total market capitalization.

The Russell 2000 Index represents the 2000 smallest companies in the Russell 3000 Index.

The Capital Growth Portfolio changed its benchmark from the smaller capitalization weighted Russell 2000 to the Russell 2000 Growth Index to better reflect the investment objectives of the portfolio.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (CONTINUED)

 TOP 10 EQUITY HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Netiq Corporation                      6.4
 2.  Cytyc Corporation                      3.9
 3.  Macrovision Corporation                3.2
 4.  Accredo Health Inc.                    2.8
 5.  American Tower Corporation             2.7
 6.  Sunrise Assisted Living Inc.           2.5
 7.  Province Healthcare Co.                2.4
 8.  Waddell & Reed Financial
     Inc.                                   2.0
 9.  Abgenix Inc.                           2.0
10.  Surmodics, Inc.                        1.9

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Medical and Related                    17.7
 2.  Computer Software                      11.5
 3.  Telecommunications and
     Related                                 7.2
 4.  Medical -- Drugs                        6.2
 5.  Financial Services                      5.1

- ---------------
* Composition of portfolio subject to change.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
- -------------------------------------------------------------
             ADVERTISING (2.1%)
     5,850   *Catalina Marketing Corp. .........  $   227,784
    12,700   *Lamar Advertising Co. ............      490,141
     9,000   *Ventiv Health Inc. ...............      113,063
                                                  -----------
                                                      830,988
                                                  -----------
             BROADCAST RADIO & TV (3.9%)
    17,050   *Citadel Communications Corp. .....      204,600
    26,100   *Cox Radio Inc. CL A ..............      588,881
    10,100   *Entercom Communications Inc. .....      347,819
    13,600   *Hispanic Broadcasting Corp. ......      346,800
    12,700   *Spanish Broadcasting System
              Inc. .............................       63,500
                                                  -----------
                                                    1,551,600
                                                  -----------
             BUSINESS SERVICES (3.0%)
     5,650   *Forrester Research Inc. ..........      282,853
    15,300   *Hall Kinion & Assoc. .............      307,913
     5,450   *Professional Detailing ...........      576,423
       950   *Resources Connection Inc. ........       18,050
                                                  -----------
                                                    1,185,239
                                                  -----------
             CHEMICALS (2.0%)
    21,000   *Surmodics Inc. ...................      773,063
                                                  -----------
             COMMERCIAL SERVICES (1.7%)
    19,400   *Memberworks Inc. .................      412,250
     9,300   *Teletech Holdings Inc. ...........      170,888
     2,800   *Wireless Facilities Inc. .........      101,500
                                                  -----------
                                                      684,638
                                                  -----------
             COMPUTER & RELATED (1.0%)
     1,300   *Lanronix Inc. ....................        8,288
     7,500   *National Instruments Corp. .......      364,219
                                                  -----------
                                                      372,507
                                                  -----------
             COMPUTER SERVICES (3.3%)
    23,600   *Digex Inc. .......................      531,000
     3,000   *Netegrity Inc. ...................      163,125
     7,700   *Predictive Systems Inc. ..........       55,103
     6,225   *Webmethods Inc. ..................      553,636
                                                  -----------
                                                    1,302,864
                                                  -----------
             COMPUTER SOFTWARE (11.5%)
    17,300   *Actuate Software Corp. ...........      330,863
     5,000   *Business Objects SA ..............      283,125
    21,600   *Firepond Inc. ....................      203,850
     9,500   *Informatica Corp. ................      375,844
     7,600   *Interactive Intelligence .........      183,350
    29,000   *Netiq Corp. ......................    2,533,875
     9,700   *Packeteer Inc. ...................      120,037
     5,800   *Quest Software Inc. ..............      162,763
     7,150   *Tibico Software Inc. .............      342,753
                                                  -----------
                                                    4,536,460
                                                  -----------
             CONSUMER PRODUCTS (0.3%)
     3,600   *Direct Focus Inc. ................      120,825
                                                  -----------
             ELECTRONIC COMPONENTS/SEMICONDUCTORS (4.8%)
    10,200   *Exar Corp. .......................      316,041
     3,350   *Molecular Devices Corp. ..........      229,266

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
- -------------------------------------------------------------
             ELECTRONIC COMPONENTS/SEMICONDUCTORS (CONTINUED)
    23,400   *Oak Technology Inc. ..............  $   203,288
    14,200   *PLX Technology Inc. ..............      118,037
    18,900   *Power Integrations Inc. ..........      217,350
    14,100   *Sipex Corp. ......................      337,519
     4,000   *Triquint Semiconductor Inc. ......      174,750
    27,750   *Virata Corp. .....................      301,781
                                                  -----------
                                                    1,898,032
                                                  -----------
             FINANCIAL SERVICES (5.1%)
    13,300   *Financial Federal Corp. ..........      317,537
    13,400   *Investment Technology Group ......      559,450
     7,900   *Knight Trading Group Inc. ........      110,106
    28,800   *Nextcard Inc. ....................      230,400
    21,200   Waddell & Reed Financial Inc. .....      797,650
                                                  -----------
                                                    2,015,143
                                                  -----------
             INTERNET CONTENT (1.3%)
    17,450   *HomeStore.com Inc. ...............      351,181
     9,800   *Lifeminders Inc. .................       34,300
    10,400   *Multex.com Inc. ..................      137,800
                                                  -----------
                                                      523,281
                                                  -----------
             INTERNET SOFTWARE & SERVICES (3.5%)
    27,800   *C-Bridge Internet Solutions ......      108,594
    15,400   *Espeed Inc. CL A .................      241,587
    34,600   *Proxicom Inc. ....................      142,725
    18,800   *Retek Inc. .......................      458,250
    20,200   *Saba Software Inc. ...............      318,150
     4,400   *Selectica Inc. ...................      106,425
                                                  -----------
                                                    1,375,731
                                                  -----------
             MEDICAL & RELATED (17.7%)
     5,700   *Community Health Care ............      199,500
    24,600   *Cytyc Corp. ......................    1,539,038
    13,300   *Health Mgmt. Assoc. Inc.-A .......      275,975
     5,700   *Inhale Therapeutic Systems
              Inc. .............................      287,850
    10,900   Invacare Corp. ....................      373,325
         1   Medtronic Inc. ....................           60
    35,350   *Oakley Inc. ......................      477,225
     3,900   *Protein Design Labs Inc. .........      338,813
    24,850   *Province Healthcare Co. ..........      978,469
     4,800   *Resmed Inc. ......................      191,400
    20,500   *Resperonics Inc. .................      584,250
       250   *Speciality Laboratories ..........        8,281
    39,500   *Sunrise Assisted Living Inc. .....      987,500
     7,700   *Syncor Intl. Corp. ...............      280,087
    24,700   *Thoratec Labs Corp. ..............      271,700
    11,450   *Vascular Solutions Inc. ..........       84,444
    11,600   *Visx Inc. ........................      121,075
                                                  -----------
                                                    6,998,992
                                                  -----------
             MEDICAL -- DRUGS (6.2%)
    22,100   *Accredo Health Inc. ..............    1,109,144
     1,050   *AeroGen Inc. .....................       11,156
     2,600   *Andrx Group ......................      150,475
    13,700   Bindley Western Inds. .............      569,406

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
- -------------------------------------------------------------
             MEDICAL -- DRUGS (CONTINUED)
     4,400   *Charles River Laboratories
              Intl .............................  $   120,450
    11,600   *Priority Healthcare Corp.-B ......      473,425
                                                  -----------
                                                    2,434,056
                                                  -----------
             MOTION PICTURES & SERVICES (3.3%)
    17,300   *Macrovision Corp. ................    1,280,470
                                                  -----------
             RESEARCH & DEVELOPMENT (1.3%)
     3,900   *Albany Molecular Research Inc. ...      240,338
     8,700   *Aurora Bioscience Corp. ..........      273,506
                                                  -----------
                                                      513,844
                                                  -----------
             RETAIL (3.8%)
     6,400   *99 Cents Only Store ..............      175,200
    10,400   *Dollar Tree Stores Inc. ..........      254,800
     9,400   *Factory 2-U Stores Inc. ..........      311,375
    59,500   *Goto.com Inc. ....................      435,094
    16,000   *School Specialty Inc. ............      321,000
                                                  -----------
                                                    1,497,469
                                                  -----------
             TELECOMMUNICATIONS & RELATED (6.3%)
     9,450   *Allegiance Telecom Inc. ..........      210,410
     5,000   *Leap Wireless Intl Inc. ..........      125,000
    47,800   *Mck Communications ...............      403,313
    23,900   *McLead USA Inc. CL A .............      337,587
    17,700   *Metro One Telecommunications .....      442,500
     4,600   *Standford Microdevices Inc. ......      165,600
     5,900   *Triton PCS Holdings ..............      200,231
    10,100   *West Teleservices Corp. ..........      284,062
     7,200   *Winstar Communications Inc. ......       84,150
    12,193   *XO Communications ................      217,188
                                                  -----------
                                                    2,470,041
                                                  -----------
             THERAPEUTICS (5.0%)
    13,400   *Abgenix Inc. .....................      791,437
     8,700   Cor Therapeutics Inc. .............      306,131
    16,500   *Medarex Inc. .....................      672,375
     7,000   *Praecis Pharmaceuticals Inc. .....      204,750
                                                  -----------
                                                    1,974,693
                                                  -----------
             TRANSPORTATION & EQUIPMENT (1.9%)
     5,700   *Atlas Air Inc. ...................      185,962
    15,550   *Forward Air Corp .................      580,209
                                                  -----------
                                                      766,171
                                                  -----------

                                                    MARKET
  SHARES             U.S. COMMON STOCKS              VALUE
- -------------------------------------------------------------
             WIRELESS EQUIPMENT (5.0%)
    28,300   *American Tower Corp. .............  $ 1,071,862
    41,050   *Metawave Communications Corp. ....      374,581
     7,350   *Netro Corp. ......................       50,991
    11,450   *Pinacle Holdings .................      103,766
     5,700   *Powerwave Technologies Inc. ......      333,450
     8,000   *Weblink Wireless Inc. ............       27,500
                                                  -----------
                                                    1,962,150
                                                  -----------
             TOTAL U.S. COMMON STOCKS (94.0%)
              (COST $41,894,374) ...............  $37,068,257
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCKS            VALUE
- -------------------------------------------------------------
             CANADA (2.9%)
             HOTEL/LODGING (2.0%)
    12,700   Four Seasons Hotels Inc. ..........  $   808,037
                                                  -----------
             TELECOMMUNICATIONS (0.9%)
     4,400   *Research In Motion ...............      352,000
                                                  -----------
             TOTAL CANADA ......................  $ 1,160,037
                                                  -----------
             TOTAL FOREIGN COMMON STOCKS (2.9%)
              (COST $1,013,444) ................  $ 1,160,037
                                                  -----------
             TOTAL COMMON STOCKS (96.9%) (COST
              $42,907,818) .....................  $38,228,294
                                                  -----------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
- -------------------------------------------------------------
             FINANCIAL (8.0%)
$3,167,000   Firstar 4.250% 1/2/01 repurchase
              price $3,168,475 collateralized by
              various government agency
              obligations
              Market Value: ($3,230,076)
              Face Value: ($3,744,074)
              Due from: 5/2/14 to 9/15/29
              Interest from: 6.000% to
              7.492% ...........................  $ 3,167,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENT (8.0%)
              (COST $3,167,000) ................  $ 3,167,000
                                                  -----------
             TOTAL HOLDINGS (104.9%) (COST
              $46,074,818) (a) .................  $41,395,294
                                                  -----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-4.9%) ..............   (1,941,716)
                                                  -----------
             TOTAL NET ASSETS (100.0%) .........  $39,453,578
                                                  ===========

- ---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis by $633,738.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $46,074,818) ............  $41,395,294
  Cash in bank .............................          862
  Receivable for fund shares sold ..........       46,502
  Dividends and accrued interest
    receivable .............................        1,917
                                              -----------
    Total assets ...........................   41,444,575
                                              -----------
Liabilities:
  Payable for securities purchased .........    1,946,378
  Payable for investment management services
    (note 3) ...............................       38,772
  Other accrued expenses ...................        5,847
                                              -----------
    Total liabilities ......................    1,990,997
                                              -----------
Net assets at market value .................  $39,453,578
                                              ===========
Net assets consist of:
  Par value, $1 per share ..................  $ 1,907,470
  Paid-in capital in excess of par value ...   44,930,034
  Accumulated undistributed net realized
    loss on investments (note 1) ...........   (2,704,402)
  Net unrealized depreciation on investments
    (note 1) ...............................   (4,679,524)
                                              -----------
Net assets at market value .................  $39,453,578
                                              ===========
Shares outstanding (note 4) ................    1,907,470
Net asset value per share ..................  $     20.68
                                              ===========

 STATEMENT OF OPERATIONS

                                                    Year Ended December 31, 2000

Investment income:
  Interest .................................  $    169,404
  Dividends ................................         3,333
                                              ------------
    Total investment income ................       172,737
                                              ------------
Expenses:
  Management fees (note 3) .................       356,203
  Custodian fees (note 3) ..................         7,923
  Directors' fees (note 3) .................           525
  Professional fees ........................         7,851
  Accounting and transfer agent fees .......        28,480
  Printing .................................         4,315
  Filing ...................................         1,400
  Other ....................................         2,527
                                              ------------
    Total expenses .........................       409,224
                                              ------------
    Net investment loss ....................      (236,487)
                                              ------------
Realized and unrealized loss on investments:
  Net realized loss from investments .......    (2,680,520)
  Net change in unrealized appreciation
    (depreciation) on investments ..........   (12,107,128)
                                              ------------
  Net loss on investments ..................   (14,787,648)
                                              ------------
  Net decrease in net assets from
    operations .............................  $(15,024,135)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED
                                                              ---------------------------
                                                                  2000           1999
                                                              ------------    -----------
From operations:
  Net investment loss ......................................  $   (236,487)   $   (46,265)
  Realized gain (loss) on investments ......................    (2,680,520)     2,648,384
  Unrealized appreciation (depreciation) on investments ....   (12,107,128)     6,870,977
                                                              ------------    -----------
      Net increase (decrease) in net assets from
       operations ..........................................   (15,024,135)     9,473,096
                                                              ------------    -----------
Dividends and distributions to shareholders:
  Capital gain distributions ...............................       (23,882)    (2,233,461)
                                                              ------------    -----------
From capital share transactions (note 4):
  Received from shares sold ................................    49,470,820     18,417,413
  Received from dividends reinvested .......................        23,882      2,233,461
  Paid for shares redeemed .................................   (15,264,581)    (9,890,108)
                                                              ------------    -----------
      Increase in net assets derived from capital share
       transactions ........................................    34,230,121     10,760,766
                                                              ------------    -----------
         Increase in net assets ............................    19,182,104     18,000,401
Net Assets:
  Beginning of period ......................................    20,271,474      2,271,073
                                                              ------------    -----------
  End of period ............................................  $ 39,453,578    $20,271,474
                                                              ============    ===========

 FINANCIAL HIGHLIGHTS

                                                                 YEAR ENDED
                                                              -----------------     MAY 1, 1998 TO
                                                               2000       1999     DECEMBER 31, 1998
                                                              -------    ------    -----------------
Per share data:
Net asset value, beginning of period .......................  $ 28.01    $10.47         $10.00
Income from investment operations:
  Net investment loss ......................................    (0.16)    (0.12)         (0.09)
  Net realized and unrealized gain (loss) on investments ...    (7.15)    21.25           0.56
                                                              -------    ------         ------
    Total income from investment operations ................    (7.31)    21.13           0.47
                                                              -------    ------         ------
Less distributions:
  Distributions from net realized capital gains ............    (0.02)    (3.59)          0.00
                                                              -------    ------         ------
Net asset value, end of period .............................  $ 20.68    $28.01         $10.47
                                                              =======    ======         ======
Total return ...............................................   (26.01)%  202.38%          4.62%(b)
Ratios and supplemental data:
  Ratios net of fees reimbursed by advisor:
    Ratio of expenses to average net assets ................     1.03%     1.09%          1.96%(a,c)
    Ratio of net investment income (loss) to average net
     assets ................................................    (0.60)%   (0.61)%         1.47%(a,c)
Ratios assuming no fees reimbursed by advisor:
    Ratio of expenses to average net assets ................     1.03%     1.09%          2.72%(a,c)
Portfolio turnover rate ....................................      152%      185%           121%
Net assets at end of period (millions) .....................  $  39.5    $ 20.3         $  2.3

- ---------------

(a) Annualized.

(b) Calculated since inception, May 1, 1998 (not annualized).

(c) The advisor elected to reimburse certain operating expenses of the Capital Growth portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NASDAQ 100 INDEX PORTFOLIO

 OBJECTIVE
The Nasdaq 100 Index Portfolio seeks long-term growth of capital by investing primarily in stocks that are included in the Nasdaq 100 Index.

 PERFORMANCE AS OF DECEMBER 31, 2000

TOTAL RETURNS:

Since inception (5/1/00)                   -39.10%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses. Unlike the other portfolios, the Nasdaq 100 Index portfolio is a non-diversified fund. The portfolio's concentration among relatively few companies and its concentration largely within a narrow range of related industries renders the portfolio vulnerable to greater volatility than is likely to be experienced by diversified portfolios. Changes in the prices of one or a few stocks can greatly affect the net asset value of the portfolio, either up or down.

 COMMENTS

Ohio National launched the Nasdaq 100 Index Portfolio on May 1 of 2000. The returns for the remainder of the year were significantly negative due to the correction in shares of technology related companies. The Nasdaq 100 Index Portfolio remains an excellent growth vehicle for long-term investors. For the five years ended December 2000, the Nasdaq 100 Index had an annualized return of 32.45% compared to 18.27% and 18.14% for the S&P 500 Index and Dow Jones Industrial Average, respectively. Through an investment in the Nasdaq 100 Index Portfolio, you will participate in the collective performance of many fast growing companies such as Cisco, Microsoft, Intel, Qualcomm, and Amgen.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[GRAPH]

                                                                NASDAQ 100 INDEX PORTFOLIO
                                                            (COMMENCED OPERATIONS MAY 1, 2000)              NASDAQ 100
                                                            ----------------------------------              ----------
5/00                                                                     10000.00                            10000.00
                                                                          9852.00                             9828.00
'00                                                                       6089.50                             6116.00

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

 TOP 10 HOLDINGS AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Nasdaq-100 Shares                      17.8
 2.  Cisco Systems Inc.                      5.2
 3.  Microsoft Corporation                   4.2
 4.  Qualcomm Inc.                           3.9
 5.  Intel Corporation                       3.8
 6.  Oracle Corporation                      3.7
 7.  JDS Uniphase Corporation                2.1
 8.  Sun Microsystems Inc.                   2.1
 9.  Veritas Software Corporation            2.0
10.  Siebel Systems Inc.                     1.9

 TOP 5 INDUSTRIES AS OF DECEMBER 31, 2000*

                                      % of Net Assets
 1.  Unit Investment Trusts                 17.8
 2.  Electronic Components/
     Semiconductors                         14.7
 3.  Telecommunications and
     Related                                13.6
 4.  Computer Software                      11.9
 5.  Networking Products                     9.6

- ---------------
* Composition of portfolio subject to change.

OHIO NATIONAL FUND, INC.
NASDAQ 100 INDEX PORTFOLIO

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                     MARKET
 SHARES              U.S. COMMON STOCKS              VALUE
- -------------------------------------------------------------
           ADVERTISING (0.3%)
     400   *TMP Worldwide Inc. ..................  $   22,000
                                                   ----------
           APPLICATION SOFTWARE (1.5%)
     700   *Citrix Systems Inc. .................      15,750
   1,025   *Intuit Inc. .........................      40,423
   1,300   *Parametric Technology ...............      17,469
     700   *Rational Software Corp. .............      27,256
                                                   ----------
                                                      100,898
                                                   ----------
           BROADCASTING & CABLE TV (1.6%)
     430   *Adelphia Communications Corp. .......      22,199
   1,430   *Comcast Corp. .......................      59,703
   1,150   *USA Networks Inc. ...................      22,353
                                                   ----------
                                                      104,255
                                                   ----------
           BUSINESS SERVICES (0.4%)
     500   *Fiserv Inc. .........................      23,719
                                                   ----------
           COMPUTER & RELATED (7.9%)
   1,510   *Apple Computer Inc. .................      22,461
     815   *Ariba Inc. ..........................      43,806
   3,300   *Dell Computer Corp. .................      57,544
   1,850   *Siebel Systems Inc. .................     125,337
   4,970   *Sun Microsystems Inc. ...............     138,539
   1,470   *Veritas Software Corp. ..............     128,625
                                                   ----------
                                                      516,312
                                                   ----------
           COMPUTER SOFTWARE (11.9%)
   1,250   *BEA Systems Inc. ....................      84,141
     640   *BMC Software Inc. ...................       8,960
     450   *Electronic Arts Inc. ................      19,181
   1,590   *I2 Technologies Inc. ................      86,456
   6,350   *Microsoft Corp. .....................     276,225
   8,285   *Oracle Corp. ........................     240,783
   1,700   *PeopleSoft Inc. .....................      63,219
                                                   ----------
                                                      778,965
                                                   ----------
           CONSUMER PRODUCTS (1.0%)
     600   Cintas Corp. .........................      31,912
     785   *Costco Wholesale Corp. ..............      31,351
                                                   ----------
                                                       63,263
                                                   ----------
           ELECTRONIC COMPONENTS/SEMICONDUCTORS (14.0%)
   1,030   Adobe Systems Inc. ...................      59,933
   1,900   *Altera Corp. ........................      49,994
   1,450   *Applied Materials Inc. ..............      55,372
   1,255   *Applied Micro Circuits Corp. ........      94,184
   1,200   *Atmel Corp. .........................      13,950
     475   *Broadcom Corp. CL A .................      40,138
     860   *Conexant Systems Inc. ...............      13,222
   8,160   Intel Corp. ..........................     246,840
     850   *KLA-Tencor Corp. ....................      28,634
   1,395   *Maxium Integrated Products Inc. .....      66,698
     300   *Microchip Technology Inc. ...........       6,581
     330   Molex Inc. ...........................      11,715

                                                     MARKET
 SHARES              U.S. COMMON STOCKS              VALUE
- -------------------------------------------------------------
           ELECTRONIC COMPONENTS/SEMICONDUCTORS (CONTINUED)
     630   *PMC-Sierra Inc. .....................  $   49,534
     320   *Qlogic Corp. ........................      24,640
     635   *Sanmina Corp. .......................      48,657
     640   *Vitesse Semiconductor Corp. .........      35,400
   1,605   *Xilinx Inc. .........................      74,031
                                                   ----------
                                                      919,523
                                                   ----------
           FIBER OPTICS (3.1%)
   3,330   *JDS Uniphase Corp. ..................     138,819
   1,885   *Metromedia Fober Network Inc. .......      19,086
     300   *SDL Inc. ............................      44,456
                                                   ----------
                                                      202,361
                                                   ----------
           FINANCIAL SERVICES (1.5%)
     800   *Concord EFS Inc. ....................      35,150
   1,245   Paychex Inc. .........................      60,538
                                                   ----------
                                                       95,688
                                                   ----------
           INTERNET SOFTWARE & SERVICES (2.8%)
   1,000   *Broadvision Inc. ....................      11,812
   1,175   *CMGI Inc. ...........................       6,573
     685   *eBay Inc. ...........................      22,605
   1,600   *Exodus Communications Inc. ..........      32,000
     450   *Inktomi Corp. .......................       8,044
     300   *Mercury Interactive Corp. ...........      27,075
     500   *Real Networks Inc. ..................       4,344
     630   *Verisign Inc. .......................      46,738
     830   *Yahoo! Inc. .........................      25,043
                                                   ----------
                                                      184,234
                                                   ----------
           MEDICAL & RELATED (7.3%)
     315   *Abgenix Inc. ........................      18,605
   1,705   *Amgen Inc. ..........................     109,013
     600   *Biogen Inc. .........................      36,037
     800   Biomet Inc. ..........................      31,750
     975   *Chiron Corp. ........................      43,388
     350   *Genzyme Corp. General Division ......      31,478
     190   *Human Genome Sciences Inc. ..........      13,169
   2,625   *Immunex Corp. .......................     106,641
     770   *Medimmune Inc. ......................      36,719
     840   *Millennium Pharmaceuticals Inc. .....      51,975
                                                   ----------
                                                      478,775
                                                   ----------
           NETWORKING PRODUCTS (9.6%)
     600   *3Com Corp. ..........................       5,100
   1,265   *Ciena Corp. .........................     102,939
   8,850   *Cisco Systems Inc. ..................     338,513
     850   *Juniper Networks Inc. ...............     107,153
   1,135   *Network Appliance Inc. ..............      76,118
                                                   ----------
                                                      629,823
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
NASDAQ 100 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                                       DECEMBER 31, 2000

                                                     MARKET
 SHARES              U.S. COMMON STOCKS              VALUE
- -------------------------------------------------------------
           RETAIL (1.4%)
     800   *Amazon.com Inc. .....................  $   12,450
   1,200   *Bed Bath & Beyond Inc. ..............      26,850
   1,000   *Staples Inc. ........................      11,813
     900   *Starbucks Corp. .....................      39,825
                                                   ----------
                                                       90,938
                                                   ----------
           SATELLITE TELECOMMUNICATIONS (0.6%)
     835   *Echostar Communications Corp. .......      18,996
     700   *PanAmSat Corp. ......................      24,281
                                                   ----------
                                                       43,277
                                                   ----------
           TELECOMMUNICATIONS & RELATED (13.0%)
   3,300   *ADC Telecomm Inc. ...................      59,813
     630   *Comverse Technology Inc. ............      68,434
   1,550   *Gemstar-TV Guide Intl. Inc. .........      71,881
     850   *Level 3 Communications Inc. .........      27,891
   1,480   Linear Technology Corp. ..............      68,450
   3,580   *MCI Worldcom Inc. ...................      50,120
   1,585   *McLeod USA Inc. .....................      22,388
   3,380   *Nextel Communications Inc. ..........      83,655
   3,135   *Qualcomm Inc. .......................     257,658
     875   *Tellabs Inc. ........................      49,437
     760   *Voice Stream Wireless Corp. .........      76,475
   1,165   *XO Communications Inc. ..............      20,752
                                                   ----------
                                                      856,954
                                                   ----------
           WIRELESS EQUIPMENT (1.0%)
   1,850   *Palm Inc. ...........................      52,378
     570   *RF Micro Devices Inc. ...............      15,639
                                                   ----------
                                                       68,017
                                                   ----------
           TOTAL U.S. COMMON STOCKS (78.9%) (COST
            $7,795,174) .........................  $5,179,002
                                                   ----------

                                                     MARKET
 SHARES            FOREIGN COMMON STOCKS             VALUE
- -------------------------------------------------------------
           ISRAEL (1.1%)
           COMPUTER & RELATED (1.1%)
     555   *Check Point Software Tech. Ltd. .....  $   74,127
                                                   ----------
           SINGAPORE (0.7%)
           ELECTRONICS/SEMICONDUCTORS (0.7%)
   1,600   *Flextronics Intl. Ltd. ..............      45,600
                                                   ----------
           SWEDEN (0.6%)
           TELECOMMUNICATIONS & RELATED (0.6%)
   3,400   Ericsson (LM) Tel-Sp-ADR .............      38,038
                                                   ----------
           TOTAL FOREIGN COMMON STOCKS (2.4%)
            (COST $194,897) .....................  $  157,765
                                                   ----------
           TOTAL COMMON STOCKS (81.3%) (COST
            $7,990,071) .........................  $5,336,767
                                                   ----------

                                                     MARKET
 SHARES            UNIT INVESTMENT TRUSTS            VALUE
- -------------------------------------------------------------
  20,065   NASDAQ 100 Shares ....................  $1,171,294
                                                   ----------
           TOTAL UNIT INVESTMENT TRUSTS (17.8%)
            (COST $1,690,096) ...................  $1,171,294
                                                   ----------

  FACE                                               MARKET
 AMOUNT               SHORT-TERM NOTES               VALUE
- -------------------------------------------------------------
           FINANCIAL (1.6%)
$107,000   American General Finance 6.400%
            1/2/01 ..............................  $  106,981
                                                   ----------
           TOTAL SHORT-TERM NOTES (1.6%) (COST
            $106,981) ...........................  $  106,981
                                                   ----------
           TOTAL HOLDINGS (100.7%)
            (COST $9,787,148) (a) ...............  $6,615,042
                                                   ----------
           LIABILITIES, NET OF CASH &
            RECEIVABLES (-0.7%) .................     (45,921)
                                                   ----------
           TOTAL NET ASSETS (100.0%) ............  $6,569,121
                                                   ==========

- ---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs from cost for Federal Income Tax purposes by $36,795.
ADR (American depository receipt) represents ownership of foreign securities.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NASDAQ 100 INDEX PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                               December 31, 2000

Assets:
  Investments in securities at market value
    (note 1) (cost $9,787,148) ..............  $ 6,615,042
  Cash in bank ..............................           99
  Receivable for fund shares sold ...........       72,055
  Other .....................................            8
                                               -----------
    Total assets ............................    6,687,204
                                               -----------
Liabilities:
  Payable for securities purchased ..........      106,836
  Payable for investment management services
    (note 3) ................................        4,401
  Other accrued expenses ....................        6,846
                                               -----------
    Total liabilities .......................      118,083
                                               -----------
Net assets at market value ..................  $ 6,569,121
                                               ===========
Net assets consist of:
  Par value, $1 per share ...................  $ 1,078,781
  Paid-in capital in excess of par value ....    8,757,929
  Accumulated net realized loss on
    investments (note 1) ....................      (95,483)
  Net unrealized depreciation on investments
    (note 1) ................................   (3,172,106)
                                               -----------
Net assets at market value ..................  $ 6,569,121
                                               ===========
Shares outstanding (note 4) .................    1,078,781
Net asset value per share ...................  $      6.09
                                               ===========

 STATEMENT OF OPERATIONS

                                               *May 1, 2000 to December 31, 2000

Investment income:
  Interest ..................................  $    10,029
  Dividends .................................          626
                                               -----------
    Total investment income .................       10,655
                                               -----------
Expenses:
  Management fees (note 3) ..................       31,286
  Custodian fees (note 3) ...................        2,829
  Directors' fees (note 3) ..................           80
  Professional fees .........................        7,750
  Accounting and transfer agent fees ........        3,199
  Printing ..................................          800
  Filing ....................................          150
  Other .....................................          474
                                               -----------
    Total expenses ..........................       46,568
                                               -----------
    Net investment loss .....................      (35,913)
                                               -----------
Realized and unrealized loss on investments:
  Net realized loss on investments ..........      (95,483)
  Net change in unrealized depreciation on
    investments .............................   (3,172,106)
                                               -----------
  Net loss on investments ...................   (3,267,589)
                                               -----------
  Net decrease in net assets from
    operations ..............................  $(3,303,502)
                                               ===========

* Represents commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NASDAQ 100 INDEX PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE PERIOD*
                                                              FROM MAY 1, 2000 TO
                                                               DECEMBER 31, 2000
                                                              -------------------
From operations:
  Net investment loss.......................................      $   (35,913)
  Realized loss on investments..............................          (95,483)
  Unrealized depreciation on investments....................       (3,172,106)
                                                                  -----------
      Net decrease in net assets from operations............       (3,303,502)
                                                                  -----------
From capital share transactions (note 4):
  Received from shares sold.................................       13,031,924
  Paid for shares redeemed..................................       (3,159,301)
                                                                  -----------
      Increase in net assets derived from capital share
       transactions.........................................        9,872,623
                                                                  -----------
         Increase in net assets.............................        6,569,121
Net Assets:
  Beginning of period.......................................                0
                                                                  -----------
  End of period.............................................      $ 6,569,121
                                                                  ===========

 FINANCIAL HIGHLIGHTS

                                                                FOR THE PERIOD*
                                                              FROM MAY 1, 2000 TO
                                                               DECEMBER 31, 2000
                                                              -------------------
Per share data:
Net asset value, beginning of period........................        $ 10.00
Loss from investment operations:
  Net investment loss.......................................          (0.05)
  Net unrealized loss on investments........................          (3.86)
                                                                    -------
    Total loss from investment operations...................          (3.91)
                                                                    -------
Net asset value, end of period..............................        $  6.09
                                                                    =======
Total return................................................         (39.10)%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets...................           0.74%(a)
  Ratio of net investment loss to average net assets........          (0.57)%(a)
Portfolio turnover rate.....................................             36%
Net assets at end of period (millions)......................        $   6.6

- ---------------

(a)  Annualized.
(b)  Calculated since inception May 1, 2000 (not annualized).
  *  Represents commencement of operations.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.                                       December 31, 2000
NOTES TO FINANCIAL STATEMENTS

(1) BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

   Ohio National Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is a series investment company which consists of 21 separate investment portfolios that seek the following investment objectives:

   - Equity Portfolio -- long-term growth of capital by investing principally in common stocks or other equity securities. Current income is a secondary objective.

   - Money Market Portfolio -- maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments.

   - Bond Portfolio -- high level of return consistent with preservation of capital by investing primarily in high quality intermediate and long-term debt securities.

   - Omni Portfolio -- high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

   - International Portfolio -- long-term capital growth by investing primarily in common stocks of foreign companies.

   - Capital Appreciation Portfolio -- maximum capital growth by investing primarily in common stocks that are (1) considered to be undervalued or temporarily out of favor with investors, or (2) expected to increase in price over the short term.

   - Small Cap Portfolio -- maximum capital growth by investing primarily in common stocks of small- and medium-sized companies.

   - International Small Company Portfolio -- long-term growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at time of purchase of $1.5 billion or less.

   - Aggressive Growth Portfolio -- long-term capital growth by investing in equity securities with attractive growth opportunities.

   - Core Growth Portfolio -- long-term capital appreciation by investing in primarily stocks of large medium and small companies.

   - Growth & Income Portfolio -- long-term total return by investing in equity and debt securities focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.

   - S&P 500 Index Portfolio -- total return that approximates that of the Standard & Poor's 500 Index ("S&P 500") by investing in common stocks and in stock index futures contracts hedged by U.S. Government obligations, investment grade corporate bonds and cash equivalents.

   - Social Awareness Portfolio -- long-term capital growth by investing primarily in common stocks and other equity securities of companies that, in the Advisor's opinion, conduct their business in a way that enhances society's quality of life.

   - Strategic Income Portfolio -- high current income by investing at least 40% of its assets in a core group of U.S. government and corporate fixed income securities and at least 80% of its assets in income producing securities.

   - Firstar Growth & Income Portfolio -- reasonable income and long-term capital appreciation by investing in income producing securities including dividend-paying common, preferred stocks and fixed-income securities.

   - Relative Value Portfolio -- maximum total return consistent with reasonable risk by investing primarily in equity securities.

   - Blue Chip Portfolio -- growth of capital and income by concentrating investment decisions in securities of high quality companies.

   - Equity Income Portfolio -- above average income and capital appreciation by investing primarily in high quality income producing equity securities including common stock, preferred stock, REIT's, and securities convertible into common stock.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2000
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   - High Income Bond Portfolio -- high current income by investing primarily in lower rated corporate debt obligations commonly referred to as "junk bonds". The portfolio's investments are generally rated Baa or lower by Moody's, or BBB or lower by S&P or Fitch.

   - Capital Growth Portfolio -- capital appreciation by investing in and actively managing equity securities in emerging growth companies.

   The Nasdaq 100 Index Portfolio commenced operations on May 1, 2000.

   - Nasdaq 100 Index Portfolio -- long-term growth of capital by investing primarily in stocks that are included in the Nasdaq 100 Index. Unlike the other portfolios, the Nasdaq 100 Index Portfolio is a non-diversified fund.

   The following is a summary of significant accounting policies:

   Investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7, which approximates market value. Provided that the Omni Portfolio maintains a dollar-weighted average maturity of 120 days or less and no such debt maturity greater than 1 year, the Omni Portfolio also values such securities at amortized cost. All net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income from the remaining portfolios are declared and paid to shareholders quarterly and are recorded on the ex-dividend date. Distributions arising from accumulated net realized capital gains are recorded on the ex-dividend date and are distributed to shareholders at least once a year.

   For all but the Money Market Portfolio, securities which are traded on U.S. and foreign stock exchanges or in the over-the-counter markets are valued at the last sale price or, if there has been no sale that day, at the last bid reported as of 4:00 p.m. Eastern time on each day the New York Stock Exchange (Exchange) is open for unrestricted trading. Over-the-counter securities are valued at the last bid price as of the close of trading on the Exchange. Short-term investments (investments with remaining maturities of 60 days or less) are valued at amortized cost and fixed income securities are valued by using market quotations, or independent pricing services which use prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time of such valuation.

   Foreign currency exchange rates are generally determined prior to 4:00 p.m. Eastern time. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the time of valuation, which in the case of the International, Small Cap, International Small Company, Aggressive Growth, Firstar Growth & Income, Blue Chip, and Small Cap Growth Portfolios would not be reflected in the computation of the portfolios' net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

   In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency exchange contracts (forward contracts). A forward contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

   Each portfolio other than the Money Market Portfolio and S&P 500 Index Portfolio may (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2000
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts. Options are recorded at market value, and the related realized and unrealized gains and losses are included in the statement of operations. The portfolios making use of options bear the market risk of an unfavorable change in the price of any security underlying the options.

   The Fund may invest in two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange.

   Futures contracts may be based on broad-based stock indexes such as the Standard & Poor's 500 Index or on narrow-based stock indexes. A particular index will be selected according to Ohio National Investments, Inc.'s ("ONI's"), the investment advisor to the Fund, investment strategy for the particular portfolio. The Fund may enter into such contracts to reduce the risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations.

   The S&P 500 Index Portfolio holds investments in S&P 500 Index Futures Contracts at December 31, 2000. The contracts in the S&P 500 Index Portfolio are fully hedged with commercial paper, cash on deposit with broker and receivable for securities sold. The futures contracts in the S&P 500 Index Portfolio at December 31, 2000 are as follows:

                                             EXPIRATION   UNDERLYING FACE   UNREALIZED    CASH DEPOSITED AS
   PORTFOLIO            PURCHASED               DATE      AMOUNT AT VALUE    GAIN/LOSS    MARGIN REQUIREMENT
   ---------            ---------            ----------   ---------------   -----------   ------------------
    S&P 500    302 S&P 500 Index Contracts   March 2001    $102,915,537     ($2,123,038)     $12,159,718

   The activity on written call option positions in the Growth & Income Portfolio for the year ended December 31, 2000 are as follows:

                                                                                 NUMBER
                                                                 AMOUNT OF    OF CONTRACTS
                                                                 PREMIUMS       OPTIONED
                                                                 ---------    ------------
   Call options outstanding 12/31/99...........................  $      --           --
   Call options written........................................  $ 568,063        1,820
   Call options closed or expired..............................  $(504,290)      (1,670)
   Call options exercised......................................  $      --           --
                                                                 ---------       ------
   Call options outstanding 12/31/00...........................  $  63,773          150
                                                                 =========       ======

   Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date (except in the case of foreign securities in the International, Small Cap, International Small Company, Aggressive Growth, Firstar Growth & Income, Blue Chip, and Small Cap Growth Portfolios, in which dividends are recorded as soon after the ex-dividend date as the fund becomes aware of such dividends), and interest income is accrued daily as earned. Net realized gain or loss on investments and foreign exchange transactions are determined using the specific identification method.

   The books and records of all the portfolios are maintained in U.S. dollars. Foreign currency amounts in the International, Growth & Income, Small Cap, International Small Company, Aggressive Growth, Growth & Income, Firstar Growth & Income, Blue Chip and Small Cap Growth Portfolios are translated into U.S. dollars on the following basis:

   (1) market value of investments, other assets and liabilities -- at exchange rates prevailing at the end of the period.

   (2) purchases and sales of investments, income and expenses -- at the rates of exchange prevailing on the respective dates of such transaction.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2000
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   Although the net assets and the market value of the portfolios are presented at the foreign exchange rates at the end of the period, the portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of changes in the market price of the investments. However, for tax purposes, the portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of foreign-currency denominated debt obligations pursuant to Federal income tax regulations.

   Foreign investment and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks, including re-evaluation of currency and future adverse political and economic developments, could cause investments and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

   Each portfolio may acquire repurchase agreements from member banks of the Federal Reserve System which ONI deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system.

   Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to net operating and wash sale losses. The character of distributions made during the period from net investment income or net realized gains, if any may differ from their ultimate characterization for federal income tax purposes. On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassifications were made to increase (decrease) undistributed net investment income and accumulated net realized gain (loss) on investments with an offsetting adjustment to paid in capital in excess of par value for the following portfolios:

                                                              UNDISTRIBUTED NET     ACCUMULATED NET
                                                                 INVESTMENT       REALIZED GAIN (LOSS)
                                                                   INCOME            ON INVESTMENTS
                                                              -----------------   --------------------
Equity......................................................     $   (2,888)           $    2,888
International...............................................        181,101                18,185
Capital Appreciation........................................             --               (44,254)
Small Cap...................................................      1,196,065              (755,465)
International Small Company.................................        374,499               430,777
Aggressive Growth...........................................          2,039                    --
Core Growth.................................................        313,531              (313,531)
Growth & Income.............................................         (3,330)              178,134
S&P 500 Index...............................................       (100,806)            1,483,189
Social Awareness............................................         14,942                    --
Relative Value..............................................             59                    --
Equity Income...............................................             83                    --
High Income.................................................            386                    --
Capital Growth..............................................        236,487                    --
Nasdaq 100..................................................         35,913                    --

   This reclassification has no effect on net assets or net asset value per share.

   For Federal income tax purposes, the Money Market, Bond, Aggressive Growth, S&P 500 Index, Social Awareness, Strategic Income, Firstar Growth & Income, Relative Value, Blue Chip, Equity Income, High Income Bond, Capital Growth, and Nasdaq 100 Index Portfolios had net capital loss carryovers of $3,226, $799,160, $3,838,551, $639,849, $2,248,077, $522,641, $48,487, $391,081,
   $88,688, $919,301, $587,410, $2,070,665 and $95,483, respectively. If not offset by capital gains these losses expire in

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2000
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   2003 through 2008. The Board of Directors does not intend to authorize a distribution of any net realized gain for a portfolio until the capital loss carryover has been offset or expires.

   It is the policy of the Fund to distribute to its shareholders substantially all of its taxable income, thus gaining relief from Federal income taxes under provisions of current tax regulations applicable to investment companies of this type. Accordingly, no provision for Federal income taxes has been made.

   Expenses directly attributable to a portfolio are charged to that portfolio. Expenses not directly attributed to a portfolio are allocated on the basis of relative net assets.

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

                                                                                                              CAPITAL
                                             EQUITY           BOND             OMNI        INTERNATIONAL    APPRECIATION
                                          ------------    -------------    ------------    -------------    ------------
   Gross unrealized:
     Appreciation.......................  $ 55,208,276     $   589,317     $ 27,985,513    $  7,720,664     $ 10,449,408
     Depreciation.......................   (57,109,856)     (1,337,544)     (15,803,622)    (14,024,945)      (2,764,414)
   Net unrealized:
     Appreciation (depreciation)........    (1,901,580)       (748,227)      12,181,891      (6,304,281)       7,684,994

                                             SMALL        INTERNATIONAL     AGGRESSIVE         CORE           GROWTH &
                                              CAP         SMALL COMPANY       GROWTH          GROWTH           INCOME
                                          ------------    -------------    ------------    -------------    ------------
   Gross unrealized:
     Appreciation.......................  $ 23,895,321     $ 4,396,782     $  1,372,869    $  4,145,061     $  8,891,858
     Depreciation.......................   (20,233,668)     (1,903,252)      (4,099,784)     (9,383,893)      (8,700,197)
   Net unrealized:
     Appreciation (depreciation)........     3,661,653       2,493,530       (2,726,915)     (5,238,832)         191,661

                                            S&P 500          SOCIAL         STRATEGIC      FIRSTAR GROWTH      RELATIVE
                                             INDEX          AWARENESS         INCOME          & INCOME          VALUE
                                          ------------    -------------    ------------    --------------    ------------
   Gross unrealized:
     Appreciation.......................  $  7,303,209     $   424,632     $     72,809     $    506,261     $  2,824,433
     Depreciation.......................    (6,999,271)       (316,685)        (138,990)        (223,920)        (648,963)
   Net unrealized:
     Appreciation (depreciation)........       303,938         107,947          (66,181)         282,341        2,175,470

                                                             EQUITY        HIGH INCOME        CAPITAL        NASDAQ 100
                                           BLUE CHIP         INCOME            BOND           GROWTH           INDEX
                                          ------------    -------------    ------------    -------------    ------------
   Gross unrealized:
     Appreciation.......................  $  1,207,862     $   913,715     $    340,707    $  4,493,110     $    115,829
     Depreciation.......................      (799,458)       (716,900)      (2,610,526)     (9,806,372)      (3,287,935)
   Net unrealized:
     Appreciation (depreciation)........       408,404         196,815       (2,269,819)     (5,313,262)      (3,172,106)

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2000
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(2) INVESTMENT TRANSACTIONS

   Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31, 2000 were as follows:

                                                                                                              CAPITAL
                                             EQUITY           BOND             OMNI        INTERNATIONAL    APPRECIATION
                                          ------------    -------------    ------------    -------------    ------------
   Stocks & Bonds:
     Purchases..........................  $155,610,355     $ 2,573,590     $135,875,008    $342,730,763     $135,765,483
     Sales..............................   117,489,035       1,577,219      167,041,270     353,710,259      140,876,014
   U.S. Government Obligations
     Purchases..........................            --              --               --              --               --
     Sales..............................            --              --               --              --        1,739,470

                                             SMALL        INTERNATIONAL     AGGRESSIVE         CORE           GROWTH &
                                              CAP         SMALL COMPANY       GROWTH          GROWTH           INCOME
                                          ------------    -------------    ------------    -------------    ------------
   Stocks & Bonds:
     Purchases..........................  $239,933,266     $96,805,362     $ 42,753,268    $ 66,638,321     $601,615,175
     Sales..............................   242,147,182      91,049,832       37,195,699      55,488,003      593,045,003
   U.S. Government Obligations
     Purchases..........................            --              --               --              --               --
     Sales..............................            --              --               --              --               --

                                            S&P 500          SOCIAL         STRATEGIC      FIRSTAR GROWTH      RELATIVE
                                             INDEX          AWARENESS         INCOME          & INCOME          VALUE
                                          ------------    -------------    ------------    --------------    ------------
   Stocks & Bonds:
     Purchases..........................  $ 42,611,902     $ 2,511,379     $    941,014     $  4,141,269     $    896,734
     Sales..............................    32,932,286       2,767,554          857,628        3,480,210          736,043
   U.S. Government Obligations
     Purchases..........................            --              --          129,919               --               --
     Sales..............................            --              --          103,658               --               --

                                                           HIGH INCOME        EQUITY          CAPITAL        NASDAQ 100
                                           BLUE CHIP          BOND            INCOME          GROWTH           INDEX
                                          ------------    -------------    ------------    -------------    ------------
   Stocks & Bonds:
     Purchases..........................  $  4,534,566     $ 5,994,442     $  9,177,114    $ 86,358,121     $ 11,997,818
     Sales..............................     1,988,321       2,610,685        4,554,088      52,656,892        2,222,178
   U.S. Government Obligations:
     Purchases..........................            --              --               --              --               --
     Sales..............................            --              --               --              --               --

(3) INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATED PERSONS

   The Fund has an investment advisory agreement with Ohio National Investments, Inc. ("ONI") a wholly owned subsidiary of Ohio National Life Insurance Company (ONLIC), under the terms of which ONI provides portfolio management and investment advice to the Fund and administers its other affairs, subject to the supervision of the Fund's Board of Directors. As compensation for its services, ONI receives from the Fund annual fees on the basis of each portfolio's average daily net assets based on the following schedule: (a) for each of the Bond, Omni and Social Awareness Portfolios, 0.60% of the first $100 million of each Portfolio's net assets, 0.50% of the next $150 million of net assets, 0.45% of the next $250 million of net assets, 0.40% of the next $500 million of net assets, 0.30% of the next $1 billion of net assets, and 0.25% of net assets over $2 billion; (b) for the Money Market Portfolio, 0.30% of the first $100 million of net assets, 0.25% of the next $150 million of net assets, 0.23% of the next $250 million of net assets, 0.20% of the next $500 million of net assets, and 0.15% of net assets over $1 billion; (c) for the

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2000
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   International, Firstar Growth & Income, Relative Value, Capital Growth, and Blue Chip Portfolios, 0.90% of each Portfolio's net assets; (d) for the Capital Appreciation, Small Cap, Aggressive Growth and Strategic Income Portfolios, 0.80% of each Portfolio's net assets, (e) for the Core Growth Portfolio, 0.95% of the first $150 million of net assets, and 0.80% of net assets over $150 million; (f) for the Growth & Income Portfolio, 0.85% of the first $200 million of net assets and 0.80% of net assets over $200 million,
   (g) for the S&P 500 Index Portfolio, 0.40% of the first $100 million of net assets, 0.35% of the next $150 million of net assets, and 0.33% of net assets over $250 million; (h) for the International Small Company Portfolio, 1.00% of that Portfolio's net assets; (i) for the High Income Bond, Equity Income and Nasdaq 100 Index, 0.75% of each Portfolio's net assets; and (j) for the Equity Portfolio, 0.80% of the first $500 million of the Portfolio's net assets, and 0.75% of net assets over $500 million. However, as to the Money Market Portfolio, the Advisor is presently waiving any of its fee in excess of 0.25%. In addition, after January 1, 1999, the advisor began waiving any of its fees in excess of 0.85% in the International Portfolio.

   Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisors for the International, Capital Appreciation, Small Cap, International Small Company, Aggressive Growth, Core Growth, Growth & Income, Capital Growth, Strategic Income, Firstar Growth & Income, Relative Value, High Income Bond, Equity Income, Blue Chip, and Equity Portfolios subject to the approval of the Fund's Board of Directors. ONI has entered into Sub-Advisory Agreements with Founders Asset Management, Inc. ("FAM"), Janus Capital Corporation ("Janus"), Pilgrim Baxter & Associates, Ltd. ("PBA"), RS Investment Management, Co. LLC ("RSIM"), Firstar Bank, N.A. ("Firstar"), Firstar Investment Research and Management Co., L.L.C. ("Firmco"), Federated Investment Counseling ("FIC"), Federated Global Investment Management Corp. (Federated Global), Jennison Associates LLC ("Jennison") and Legg Mason Fund Advisers, Inc. ("LM") respectively, to manage the investment and reinvestment of those Portfolios' assets, subject to the supervision of ONI. As compensation for their services, (a) Jennison receives from ONI a fee at an annual rate of (i) 0.75% of the first $10 million, 0.50% of the next $30 million, 0.35% of the next $25 million, 0.25% of the next $335 million, 0.22% of the next $600 million, and 0.20% of the average daily net assets in excess of $1 billion of the Capital Appreciation Portfolio, (b) FAM receives from ONI a fee at an annual rate of 0.55% of the first $150 million, 0.50% between $150 and $300 million, and 0.40% of the average daily net assets in excess of $300 million of the Small Cap Portfolio; (c) Janus receives from ONI a fee at an annual rate of 0.55% of the first $100 million, 0.50% of the next $400 million and 0.45% of the average daily net assets in excess of $500 million of the Aggressive Growth Portfolio; (d) PBA receives from ONI a fee at an annual rate of 0.65% of the first $50 million, 0.60% of the next $100 million, and 0.50% of average daily net assets in excess of $150 million of the Core Growth Portfolio; (e) RSIM receives from ONI a fee at an annual rate of (i) 0.60% of the first $100 million, 0.55% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million of the Growth & Income Portfolio, and (ii) 0.64% of the first $100 million, 0.60% of the next $100 million, and 0.55% of the average daily net assets in excess of $200 million of the Capital Growth Portfolio; (f) Firstar receives from ONI fees at an annual rate of (i) 0.55% of the first $50 million and 0.50% of average daily net assets in excess of $50 million of the Strategic Income Portfolio,
   (ii) 0.65% of the first $50 million and 0.60% of average daily net assets in excess of $50 million of the Relative Value Portfolio; (g) Firmco receives from ONI fees at an annual rate of 0.65% of the first $50 million and 0.60% of average daily assets in excess of $50 million of the Firstar Growth & Income Portfolio; (h) FIC receives from ONI fees at an annual rate of (i) 0.50% of the first $35 million, 0.35% of the next $65 million, and 0.25% of the average daily net assets in excess of $100 million of each of the Equity Income and Blue Chip Portfolios, (ii) 0.50% of the first $30 million, 0.40% of the next $20 million, 0.30% of the next $25 million, and 0.25% of the average daily net assets in excess of $75 million of the High Income Bond Portfolio; (i) Federated Global receives (i) 0.40% of the first $200 million and 0.35% of average daily net assets in excess of $200 million of the International Portfolio, and (ii) 0.75% of the first $100 million and 0.65% of average daily net assets in excess of $100 million of the International Small Company Portfolio; and (j) LM receives from ONI fees at the annual rate of 0.45% of the first $500 million and 0.40% of the average daily net assets in excess of $500 million of the Equity Portfolio.

   Effective January 3, 2000 Jennison replaced T. Rowe Price as the sub-advisor for the Capital Appreciation Portfolio. Also, effective January 3, 2000 Janus replaced Strong Capital Management, Inc. as the sub-advisor for the Aggressive Growth Portfolio.

   Each director who is not an officer of the Fund or an employee of ONI or its corporate affiliates is paid a quarterly retainer fee of $2,000 plus $400 for each meeting attended.

   The Fund's transfer agent and dividend paying agent is American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York. The Fund's custodian for those portfolios other than the International and

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2000
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   International Small Company Portfolios is Firstar Bank, N.A., 425 Walnut Street, Cincinnati. Ohio. The custodian for the International and International Small Company Portfolios is State Street Bank-Kansas City, 801 Pennsylvania, Kansas City, Missouri. For assets held outside the United States, Firstar Bank and State Street Bank-Kansas City enter into subcustodial agreements, subject to approval by the Board of Directors. Effective February 1, 2001, Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, took over as the Fund's transfer agent and accounting agent.

(4) CAPITAL SHARE TRANSACTIONS

   Capital share transactions for the years ended December 31, 2000 and December 31, 1999 were as follows:

                                                    EQUITY                  MONEY MARKET                   BOND
                                            ----------------------    ------------------------    ----------------------
                                              YEAR         YEAR          YEAR          YEAR         YEAR         YEAR
                                              ENDED        ENDED        ENDED         ENDED         ENDED        ENDED
                                            12/31/00     12/31/99      12/31/00      12/31/99     12/31/00     12/31/99
                                            ---------    ---------    ----------    ----------    ---------    ---------
   Capital shares issued on sales.........  2,605,688      957,794    50,190,660    22,320,710      603,355      532,591
   Capital shares issued on reinvested
     dividends............................    847,435    4,875,492       411,338       257,858      175,889      171,315
   Capital shares redeemed................  1,245,055    1,560,827    49,724,728    20,302,903      560,345      777,574

                                                     OMNI                  INTERNATIONAL           CAPITAL APPRECIATION
                                            ----------------------    ------------------------    ----------------------
                                              YEAR         YEAR          YEAR          YEAR         YEAR         YEAR
                                              ENDED        ENDED        ENDED         ENDED         ENDED        ENDED
                                            12/31/00     12/31/99      12/31/00      12/31/99     12/31/00     12/31/99
                                            ---------    ---------    ----------    ----------    ---------    ---------
   Capital shares issued on sales.........    239,404      366,349     4,267,426       908,052      519,625      611,576
   Capital shares issued on reinvested
     dividends............................  1,688,643      488,865     3,111,276            --      620,429      658,894
   Capital shares redeemed................  1,754,310    2,428,393     4,902,619     3,773,197    1,210,564    1,857,003

                                                  SMALL CAP             INT'L SMALL COMPANY         AGGRESSIVE GROWTH
                                            ----------------------    ------------------------    ----------------------
                                              YEAR         YEAR          YEAR          YEAR         YEAR         YEAR
                                              ENDED        ENDED        ENDED         ENDED         ENDED        ENDED
                                            12/31/00     12/31/99      12/31/00      12/31/99     12/31/00     12/31/99
                                            ---------    ---------    ----------    ----------    ---------    ---------
   Capital shares issued on sales.........    904,408      873,277     2,347,975       444,549    1,049,634      381,709
   Capital shares issued on reinvested
     dividends............................  1,504,593    1,388,684       138,272       191,099           --           --
   Capital shares redeemed................    581,342      602,086     2,069,442       593,735      224,037      775,957

                                                 CORE GROWTH              GROWTH & INCOME             S&P 500 INDEX
                                            ----------------------    ------------------------    ----------------------
                                              YEAR         YEAR          YEAR          YEAR         YEAR         YEAR
                                              ENDED        ENDED        ENDED         ENDED         ENDED        ENDED
                                            12/31/00     12/31/99      12/31/00      12/31/99     12/31/00     12/31/99
                                            ---------    ---------    ----------    ----------    ---------    ---------
   Capital shares issued on sales.........  1,068,107      781,709     1,329,604     1,882,536    2,408,428    6,848,877
   Capital shares issued on reinvested
     dividends............................    474,790      395,539     1,033,467       905,619      558,686    1,258,144
   Capital shares redeemed................    336,015      442,104       513,050       536,400    1,465,550    1,325,233

                                               SOCIAL AWARENESS           STRATEGIC INCOME        FIRSTAR GROWTH & INCOME
                                            ----------------------    ------------------------    ------------------------
                                              YEAR         YEAR          YEAR          YEAR          YEAR          YEAR
                                              ENDED        ENDED        ENDED         ENDED         ENDED         ENDED
                                            12/31/00     12/31/99      12/31/00      12/31/99      12/31/00      12/31/99
                                            ---------    ---------    ----------    ----------    ----------    ----------
   Capital shares issued on sales.........     82,738       99,912        21,953        28,748      111,869        41,852
   Capital shares issued on reinvested
     dividends............................         --        2,521        26,733        28,040           79         4,000
   Capital shares redeemed................     99,300      503,237        37,566       113,496       14,215        75,846

                                                                     (continued)

OHIO NATIONAL FUND, INC.                                       December 31, 2000
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                RELATIVE VALUE               BLUE CHIP                 EQUITY INC.
                                            ----------------------    ------------------------    ----------------------
                                              YEAR         YEAR          YEAR          YEAR         YEAR         YEAR
                                              ENDED        ENDED        ENDED         ENDED         ENDED        ENDED
                                            12/31/00     12/31/99      12/31/00      12/31/99     12/31/00     12/31/99
                                            ---------    ---------    ----------    ----------    ---------    ---------
   Capital shares issued on sales.........    113,936      181,502       329,216       282,532      540,329      192,426
   Capital shares issued on reinvested
     dividends............................      7,016        5,881         5,825         6,959        7,682        2,831
   Capital shares redeemed................    132,466      110,451        38,498       122,210       53,491       52,654

                                                                                                   NASDAQ
                                                 HIGH INCOME BOND           CAPITAL GROWTH        100 INDEX
                                              ----------------------    ----------------------    ---------
                                                YEAR         YEAR         YEAR         YEAR         YEAR
                                                ENDED        ENDED        ENDED        ENDED        ENDED
                                              12/31/00     12/31/99     12/31/00     12/31/99     12/31/00*
                                              ---------    ---------    ---------    ---------    ---------
   Capital shares issued on sales...........    457,486      314,320    1,693,102      876,365    1,412,257
   Capital shares issued on reinvested
     dividends..............................    107,197       74,356          680       81,368           --
   Capital shares redeemed..................    110,946      108,995      509,969      451,086      333,476

- ---------------

* For the period beginning May 1, 2000.

   The Fund is authorized to issue 250,000,000 of its capital shares. 20,000,000 shares each have been allocated to the Equity, Omni, and International Portfolios, and 10,000,000 are allocated to each of the other portfolios. The remaining 20,000,000 are unallocated at this time.

(5) COMMITMENTS

   As of December 31, 2000, the International and Aggressive Growth Portfolios had entered into forward currency contracts, as set forth below, summarized by currency:

                            INTERNATIONAL PORTFOLIO

               CURRENCY TO BE DELIVERED                   CURRENCY TO BE RECEIVED                        UNREALIZED
    SETTLE    --------------------------   U.S. $ VAL.   --------------------------   U.S. $ VAL.   --------------------
    DATES      AMOUNT          TYPE        AT 12/31/00    AMOUNT          TYPE        AT 12/31/00     GAIN       LOSS
    ------    ---------   --------------   -----------   ---------   --------------   -----------   --------   ---------
   10/05/01   3,650,000   New Zld Dollar   $1,597,970    1,750,175      U.S. Dollar   $1,750,175    $152,205          --
   10/05/01   1,942,166      U.S. Dollar    1,942,166    3,650,000   New Zld Dollar    1,597,970          --   $(344,195)
                                           ----------                                 ----------    --------   ---------
                                           $3,540,136                                 $3,348,145    $152,205   $(344,195)
                                           ==========                                 ==========    ========   =========

                          AGGRESSIVE GROWTH PORTFOLIO

             CURRENCY TO BE DELIVERED                 CURRENCY TO BE RECEIVED                    UNREALIZED
   SETTLE    ------------------------   U.S. $ VAL.   ------------------------   U.S. $ VAL.   --------------
    DATES     AMOUNT         TYPE       AT 12/31/00    AMOUNT         TYPE       AT 12/31/00   GAIN    LOSS
   ------    ---------   ------------   -----------   ---------   ------------   -----------   ----   -------
   1/26/01     15,000     G.B. Pound     $ 22,419     $ 21,565    U.S. dollar     $ 21,565       --   $  (854)
   1/26/01     21,000     G.B. Pound       31,387       32,140    U.S. dollar       32,140     $753        --
   4/27/01    100,000     G.B. Pound      149,621      145,987    U.S. dollar      145,987       --    (3,634)
                                         --------                                 --------     ----   -------
                                         $203,427                                 $199,692     $753   $(4,488)
                                         ========                                 ========     ====   =======

OHIO NATIONAL FUND, INC.

 INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Shareholders of Ohio National Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of Ohio National Fund, Inc. - Equity Portfolio, Money Market Portfolio, Bond Portfolio, Omni Portfolio, International Portfolio, Capital Appreciation Portfolio, Small Cap Portfolio, International Small Company Portfolio, Aggressive Growth Portfolio, Core Growth Portfolio, Growth & Income Portfolio, S&P 500 Index Portfolio, Social Awareness Portfolio, Strategic Income Portfolio, Firstar Growth & Income Portfolio, Relative Value Portfolio, Blue Chip Portfolio, Equity Income Portfolio, High Income Bond Portfolio, Capital Growth Portfolio, Nasdaq 100 Index Portfolio (collectively, the Funds), including the schedules of investments, as of December 31, 2000, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 2000, by examination, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of December 31, 2000, the results of operations, changes in net assets and the financial highlights for the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

                                                                        KPMG LLP

Columbus, Ohio
February 23, 2001

                      [THIS PAGE LEFT INTENTIONALLY BLANK]

OHIO NATIONAL FUND, INC.
Post Office Box 371
Cincinnati, Ohio 45201

Form 1320 Rev.1/01

WEALTH BUILDING OPPORTUNITY
Ohio National Fund, Inc.



Semi-Annual Report
------------------
JUNE 30, 2001




Ohio National Fund, Inc.









[LOGO] Ohio National
       Financial Services(R)

President's
Message

                                         [John J. Palmer Photo]

Dear Investor:

At the time of this writing, positive recovery signs indicate that the U.S. equity markets may be stabilizing. After a poor first quarter, the S&P 500 Index rebounded 7.8 percent in April and has remained fairly stable. Investors may be buoyed by repeated reductions in the Federal Funds rate, the continuing lack of inflationary pressure in the economy, decreasing energy prices as well as positive earnings pre-announcements that are ahead of first-quarter levels.

However, as of June 30 the S&P 500 is still in negative territory for the year, as are the Dow Jones Industrial Average and the Nasdaq Composite. The only positive area of the market is small cap stocks as represented by the climb of more than 6 percent in the Russell 2000. The technology sector, the largest sector of the S&P 500 at 19 percent, shows little sign of recovery at this point.

Much like the economy, the Ohio National Fund has the same pattern of mixed results for the first half of the year. Some portfolios have performed well while other growth-oriented portfolios are still suffering from the general economic malaise.

Highlights of the Ohio National Fund

The Capital Appreciation portfolio has continued to build on its stellar performance in 2000. Its focus on mid-cap value oriented stocks has been the right fit for the current market. As of this writing, Capital Appreciation's double-digit performance leads all Ohio National Fund portfolios on a year-to-date basis.

Also performing well is the Equity portfolio. Managed by Bill Miller of Legg Mason, the Equity portfolio is posting positive gains for the year. The performance of the fund this year continues to build on Miller's S&P 500 beating performance since he took over management of the fund on August 1, 1999.

The Blue Chip portfolio has had its best performance yet. Currently, its focus on large- cap value stocks has allowed it to outperform its S&P 500 benchmark on both a year-to-date and a one-year basis.

In the following pages, we're pleased to present you with a complete update of Ohio National Fund's performance and investment activity for the six months ending June 30, 2001.

Bull or Bear Market?

The remaining six-months of the year are difficult to forecast and Wall Street is a confusing mix of bulls and bears. A positive sign is that the Federal Reserve Board has cut interest rates by 275 basis points so far this year. Many analysts believe that third and fourth quarter earnings will be better than anticipated as it normally takes six to nine months for interest rate cuts to work through the system.

One such bull is Jeffrey Applegate, Chief Investment Strategist at Lehman Brothers, who feels, "Our conviction is high that the cyclical trough is upon us and that now is the time to purchase stocks."

Bolstering this opinion is the fact that rate-sensitive sectors such as consumer cyclicals are posting good gains so far this year. This is a textbook sign of a potential recovery for the economy.

The reverse of the coin is represented by a continuing contraction in manufacturing activity and dire earnings warnings from the tech sector. Former teflon stocks, Nokia, JDS Uniphase, Nortel Networks and Juniper Networks have all warned that they would not meet earnings estimates in the near future. Additionally, businesses continue to idle workers and plants. The amount of production capacity in use (measured by the capacity utilization rate) declined to 77.4 percent in May, its lowest level since 1983.

There is no consensus on the direction of the stock market. If earnings manage to grow in the second half of the year, the market should recover and post positive gains overall. If the bears are correct, 2001 could be another down year for equity markets.

Investing 101

What does this mean to you as an investor? First, I would reiterate the advice we have dispensed for some time now. Guessing where the market is going is the job of seers and prophets. We believe three steps have held up against the test of time:

1. Stay diversified

2. Have a long-term investment philosophy

3. Maintain a regular investment plan

Following a consistent, diversified investment program over the course of time is far more appropriate than chasing the hottest sector of the market. To quote David Dreman, chairman of Dreman Value Management, "Investors repeatedly jump ship on a good strategy just because it hasn't worked so well lately and, almost invariably, abandon it at precisely the wrong time."

Thank you again for the confidence you have placed in your variable insurance product as you pursue your wealth-building efforts. Be assured that we will make every effort to continue to merit that confidence.

Best regards,

/s/ JOHN J. PALMER
John J. Palmer

President and Director

--------------------------------------------------------------------------------

Directors and Officers of Ohio National Fund, Inc.

John J. Palmer, President and Director
Ronald L. Benedict, Secretary and Director
Ross Love, Director
James E. Bushman, Director
George M. Vredeveld, Director
Thomas A. Barefield, Vice President
Michael A. Boedeker, Vice President
Christopher A. Carlson, Vice President
Dennis R. Taney, Treasurer
Marcus L. Collins, Assistant Secretary
Maureen K. Kiefer, Compliance Director and Assistant Treasurer

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus of Ohio National Fund, Inc. For a prospectus containing more complete information, including charges and expenses, please contact Ohio National Equities, Inc. (Member NASD/SIPC), One Financial Way, Cincinnati, Ohio 45242, telephone 513.794.6100. 8/01

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 OBJECTIVE

The principal investment objective of the Equity Portfolio is long-term capital growth. Current income is a secondary objective.

 PERFORMANCE AS OF JUNE 30, 2001

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                     0.66%
Three-year                                   4.31%
Five-year                                    9.52%
Ten-year                                    11.56%
Since inception (1/14/71)                   10.50%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

Stocks rebounded in the second quarter, but not enough to bring the averages into positive territory for the year. Your Ohio National Equity Portfolio had a good second quarter and six month period, beating the averages and its peer funds. Our 4.42% return for the period ending June 30, 2001 is well ahead of the market and most funds. The average equity fund is down almost 6% through the first half of the year.

The market continues to reward valuation sensitive strategies, with most value funds making money and beating the market. Growth funds generally have posted quite poor returns; the average growth fund is down over 15% in the first 6 months of this year. The problem for growth funds remains technology; the tech heavy NASDAQ is down almost twice as much as the S&P 500.

Stocks tend to bottom when the economy or corporate earnings bottom. Since the market is a discounting mechanism, stocks often begin to rise well before the general economic news turns positive. We continue to believe that the lows reached in late March and early April of this year will be the lows for this bear market and that the direction of the market is higher.

We have begun to build positions in a number of telecommunications companies, including Corning and Tellabs, both leaders in the equipment area. We are under no illusions that this area will rebound quickly; but we do think that spending will begin to recover by 2003. A rebound that far away has created an opportunity now for patient investors, as those less willing to wait have pushed these companies prices to levels we think will enable us to earn excess returns over a 3 to 5 year period that will compensate us for what may be subpar returns for the next 6 months to a year.

We are optimistic that the economy will improve over the balance of the year and that economic growth will be better next year than this, as will corporate profits. Monetary and fiscal policies are both more oriented toward growth than has been the case in years. Bank balance sheets are strong and can support loan growth when demand resumes. Consumer spending is surprisingly robust considering the circumstances. We do not expect it to get better, but it shouldn't get worse either, even if savings rates begin to rise, as we expect.

For our economy to improve, monetary policy must be effective in stimulating demand. The transmission mechanisms of monetary policy are the stock market, the dollar, and the yield curve. Since the Fed began easing, all have moved the wrong way: stocks are down, the dollar is up, and bond yields are higher. We expect that by the end of this year, all will be supportive of stronger growth.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                EQUITY PORTFOLIO (COMMENCED
                                                                OPERATIONS JANUARY 14, 1971)              S&P 500 INDEX
                                                                ----------------------------              -------------
12/90                                                                       10000                              10000
6/91                                                                        10795                              11432
12/91                                                                     12018.1                            13054.2
6/92                                                                        11857                            12970.6
12/92                                                                     12925.4                              14055
6/93                                                                      13663.4                            14732.5
12/93                                                                     14748.3                            15458.8
6/94                                                                      14277.8                            14930.1
12/94                                                                     14784.6                            15661.6
6/95                                                                      17234.5                            18817.5
12/95                                                                     18806.2                            21523.4
6/96                                                                      20622.9                            23718.8
12/96                                                                     22258.3                            26491.5
6/97                                                                      24978.3                            31922.3
12/97                                                                     26302.2                            35299.7
6/98                                                                      28624.6                            41551.2
12/98                                                                       27806                            45386.4
6/99                                                                      30383.6                            51005.3
12/99                                                                     33330.8                            54937.8
6/00                                                                      32277.5                            54701.6
12/00                                                                     31115.5                            49931.6
6/01                                                                      32490.8                            46586.2

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO (CONTINUED)

 TOP 10 HOLDINGS AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  Waste Management Inc.                   6.9
 2.  AOL/Time Warner                         6.4
 3.  UnitedHealth Group, Inc.                5.6
 4.  Washington Mutual, Inc.                 4.6
 5.  MGIC Investment                         4.3
 6.  Albertson's Inc.                        4.0
 7.  Citigroup Inc.                          3.9
 8.  Fleet Boston Financial Corp.            3.8
 9.  Banc One Corp.                          3.5
10.  Fannie Mae                              3.2

 TOP 5 INDUSTRIES AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  Banking                                 22.5
 2.  Computer & Related                      14.9
 3.  Medical & Related                       10.0
 4.  Waste Disposal                           6.9
 5.  Insurance Services                       6.6

- ---------------
* Composition of Portfolio subject to change.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

                                                    MARKET
  SHARES             U.S. COMMON STOCK              VALUE
- -------------------------------------------------------------
             AUTOMOTIVE & RELATED (1.7%)
    98,950   General Motors Corp. .............  $  6,367,433
                                                 ------------
             BANKING (19.9%)
   364,500   Banc One Corp. ...................    13,049,100
    81,350   Bank of America Corp. ............     4,883,441
   272,733   Citigroup Inc. ...................    14,411,212
   354,700   Fleet Boston Financial Corp. .....    13,992,915
   236,999   JP Morgan Chase & Co. ............    10,570,155
   460,800   Washington Mutual Inc. ...........    17,303,040
                                                 ------------
                                                   74,209,863
                                                 ------------
             COMPUTER & RELATED (14.9%)
   448,200   *AOL Time Warner Inc. ............    23,754,600
   410,800   *Dell Computer Corp. .............    10,742,420
   512,000   *Gateway Inc. ....................     8,422,400
    94,200   International Business Machines...    10,644,600
   138,082   *Storage Technology Corp. ........     1,900,008
                                                 ------------
                                                   55,464,028
                                                 ------------
             CONSUMER PRODUCTS (3.8%)
   306,800   Eastman Kodak Co. ................    14,321,424
                                                 ------------
             DIVERSIFIED (1.2%)
   266,800   *Corning Corp. ...................     4,458,228
                                                 ------------
             ENTERTAINMENT & LEISURE (0.7%)
   112,832   *Metro-Goldwyn-Mayer Inc. ........     2,555,645
                                                 ------------
             FINANCIAL SERVICES (6.0%)
    95,500   Bear Stearns Co. Inc. ............     5,631,635
   138,100   Fannie Mae........................    11,759,215
   147,500   MBNA Corp. .......................     4,860,125
                                                 ------------
                                                   22,250,975
                                                 ------------
             FOOD & RELATED (6.5%)
   499,000   Albertson's Inc. .................    14,965,010
   377,100   *Kroger Co. ......................     9,427,500
                                                 ------------
                                                   24,392,510
                                                 ------------
             HOTEL/LODGING (4.1%)
   177,447   *MGM Grand Inc. ..................     5,316,312
   264,600   Starwood Hotels & Resorts WW......     9,864,288
                                                 ------------
                                                   15,180,600
                                                 ------------
             INSURANCE SERVICES (6.6%)
       121   *Berkshire Hathaway Inc. CL A.....     8,397,400
   221,800   MGIC Investment Corp. ............    16,111,552
                                                 ------------
                                                   24,508,952
                                                 ------------
             MANUFACTURING (0.5%)
    35,300   Danaher Corp. ....................     1,976,800
                                                 ------------
             MEDICAL & RELATED (10.0%)
   315,300   *Health Net Inc. .................     5,486,220
   301,100   McKesson HBOC Inc. ...............    11,176,832
   336,360   United Healthcare Group Inc. .....    20,770,230
                                                 ------------
                                                   37,433,282
                                                 ------------

                                                    MARKET
  SHARES             U.S. COMMON STOCK              VALUE
- -------------------------------------------------------------
             RETAIL (5.6%)
   838,800   *Amazon.com Inc. .................  $ 11,869,020
   370,500   *Toys 'R' Us Inc. ................     9,169,875
                                                 ------------
                                                   21,038,895
                                                 ------------
             TELECOMMUNICATIONS & CELLULAR (5.4%)
   557,600   *Level 3 Communications Inc. .....     3,061,224
   584,400   *Nextel Communications Inc. ......    10,227,000
   347,500   *Tellabs Inc. ....................     6,734,550
                                                 ------------
                                                   20,022,774
                                                 ------------
             WASTE DISPOSAL (6.9%)
   832,675   Waste Management Inc. ............    25,663,043
                                                 ------------
             TOTAL U.S. COMMON STOCK (93.8%)
              (COST $334,623,119)..............  $349,844,452
                                                 ------------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK            VALUE
- -------------------------------------------------------------
             MEXICO (0.5%)
             TELECOMMUNICATIONS & CELLULAR (0.5%)
    58,900   Telefonos de Mexico SP-ADR........  $  2,066,801
                                                 ------------
             UNITED KINGDOM (4.9%)
             ADVERTISING (2.3%)
   867,489   *WPP Group PLC....................     8,540,679
             BANKING (2.6%)
   963,389   *Lloyds TSB Group PLC.............     9,640,665
                                                 ------------
             TOTAL UNITED KINGDOM..............    18,181,344
                                                 ------------
             TOTAL FOREIGN COMMON STOCK (5.4%)
              (COST $20,658,749)...............  $ 20,248,145
                                                 ------------
             TOTAL COMMON STOCK (99.2%) (COST
              $355,281,868)....................  $370,092,597
                                                 ------------

   FACE                                             MARKET
  AMOUNT           REPURCHASE AGREEMENTS            VALUE
- -------------------------------------------------------------
             FINANCIAL (0.8%)
$2,763,248   Goldman Sachs 4.05% 07/02/01
              repurchase price $2,764,181
              collateralized by FNMA
              certificates pool # 786668
              Market Value: ($2,834,242)
              Face Value: ($3,757,008)
              Due: 12/01/28 Interest: 6.478%...  $  2,763,248
                                                 ------------
             TOTAL REPURCHASE AGREEMENTS (0.8%)
              (COST $2,763,248)................  $  2,763,248
                                                 ------------
             TOTAL HOLDINGS (100.0%) (COST
              $358,045,116) (A)................  $372,855,845
                                                 ------------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (0.0%)...............        47,878
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $372,903,723
                                                 ============

- ---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes but differs from the federal income tax purposes by $614,618.
ADR (American depository receipt) represents ownership of foreign securities.
PLC  Public Limited Company

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2001 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (Cost $358,045,116)...........  $372,855,845
  Receivable for fund shares sold..........       220,143
  Dividends & accrued interest
    receivable.............................       469,037
  Other....................................        23,493
                                             ------------
    Total assets...........................   373,568,518
                                             ------------
Liabilities:
  Cash overdraft...........................        93,140
  Payable for fund shares redeemed.........       289,276
  Payable for investment management
    services (note 3)......................       241,983
  Other accrued expenses...................        40,396
                                             ------------
    Total liabilities......................       664,795
                                             ------------
Net assets at market value.................  $372,903,723
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 15,363,417
  Paid-in capital in excess of par value...   345,093,889
  Accumulated net realized loss on
    investments............................    (2,555,925)
  Net unrealized appreciation on
    investments............................    14,810,729
  Undistributed net investment income......       191,613
                                             ------------
Net assets at market value.................  $372,903,723
                                             ============
Shares outstanding (note 4)................    15,363,417
Net asset value per share..................  $      24.27
                                             ============

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 2001 (Unaudited)

Investment income:
  Interest..................................  $    79,799
  Dividends.................................    2,180,964
                                              -----------
    Total investment income.................    2,260,763
                                              -----------
Expenses:
  Management fees (note 3)..................    1,401,590
  Custodian fees (note 3)...................       30,151
  Directors' fees (note 3)..................        4,512
  Professional fees.........................        5,569
  Accounting and transfer agent fees........      105,402
  Printing fees.............................       21,572
  Filing fees...............................        7,935
  Conversion expense........................       49,166
  Other.....................................          758
                                              -----------
    Total expenses..........................    1,626,655
                                              -----------
    Net investment income...................      634,108
                                              -----------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments........   (1,941,307)
  Net change in unrealized
    appreciation/(depreciation) on
    investments.............................   16,097,691
                                              -----------
    Net income on investments...............   14,156,384
                                              -----------
    Net increase in net assets from
      operations............................  $14,790,492
                                              ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2001       DECEMBER 31,
                                                                (UNAUDITED)            2000
                                                              ----------------     ------------
From operations:
  Net investment income.....................................    $    634,108       $  1,016,811
  Realized gain (loss) on investments.......................      (1,941,307)        15,163,634
  Unrealized appreciation (depreciation) on investments.....      16,097,691        (39,043,988)
                                                                ------------       ------------
      Net increase (decrease) in assets from operations.....      14,790,492        (22,863,543)
                                                                ------------       ------------
Dividends and distribution to shareholders:
  Dividends paid from net investment income.................        (442,495)        (1,013,923)
  Capital gains distributions...............................               0        (16,271,442)
  Distributions in excess of capital gains..................               0           (614,618)
  Return of capital.........................................               0         (2,227,428)
                                                                ------------       ------------
      Total dividends and distributions.....................        (442,495)       (20,127,411)
                                                                ------------       ------------
From capital share transactions (note 4):
  Received from shares sold.................................      33,476,722         66,077,053
  Received from dividends reinvested........................         442,495         20,127,411
  Paid for shares redeemed..................................     (16,495,643)       (31,695,625)
                                                                ------------       ------------
      Increase in net assets derived from capital share
       transactions.........................................      17,423,574         54,508,839
                                                                ------------       ------------
         Increase in net assets.............................      31,771,571         11,517,885
Net Assets:
  Beginning of period.......................................     341,132,152        329,614,267
                                                                ------------       ------------
  End of period (a).........................................    $372,903,723       $341,132,152
                                                                ============       ============
(a) Includes undistributed net investment income of.........    $    191,613       $         --
                                                                ============       ============

 FINANCIAL HIGHLIGHTS

                                                               SIX MONTHS ENDED             YEARS ENDED DECEMBER 31,
                                                                JUNE 30, 2001        ---------------------------------------
                                                                 (UNAUDITED)          2000       1999       1998       1997
                                                              ------------------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................        $23.28           $26.48     $36.31     $35.44     $32.30
Income (loss) from investment operations:
  Net investment income.....................................          0.07             0.08       0.12       0.45       0.51
  Net realized & unrealized gain (loss) on investments......          0.95            (1.82)      6.85       1.56       5.24
                                                                    ------           ------     ------     ------     ------
    Total income (loss) from investment operations..........          1.02            (1.74)      6.97       2.01       5.75
                                                                    ------           ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................         (0.03)           (0.08)     (0.11)     (0.45)     (0.63)
  Distributions from net realized capital gains.............          0.00            (1.18)    (16.68)     (0.69)     (1.98)
  Distributions in excess of capital gains..................          0.00            (0.04)      0.00       0.00       0.00
  Return of capital.........................................          0.00            (0.16)     (0.01)      0.00       0.00
                                                                    ------           ------     ------     ------     ------
    Total distributions.....................................         (0.03)           (1.46)    (16.80)     (1.14)     (2.61)
                                                                    ------           ------     ------     ------     ------
Net asset value, end of period..............................        $24.27           $23.28     $26.48     $36.31     $35.44
                                                                    ======           ======     ======     ======     ======
Total return................................................          4.42%(b)        (6.64%)    19.87%      5.72%     18.17%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................          0.93%(a)         0.91%      0.76%      0.64%      0.67%
  Ratio of net investment income to average
    net assets..............................................          0.36%(a)         0.30%      0.31%      1.25%      1.43%
Portfolio turnover rate.....................................             8%              36%       124%        25%        19%
Net assets at end of period (millions)......................        $372.9           $341.1     $329.6     $296.9     $288.1

- ---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).
   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

   FACE                                           AMORTIZED
  AMOUNT             MEDIUM-TERM NOTES               COST
- -------------------------------------------------------------
             FINANCE (3.9%)
$2,000,000   Goldman Sachs Group Inc. 4.196%
              11/26/01.........................  $  2,002,065
 2,000,000   Merrill Lynch & Co. 5.605%
              11/01/01.........................     2,000,973
                                                 ------------
             TOTAL MEDIUM-TERM NOTES (3.9%)
              (COST $4,003,038)................  $  4,003,038
                                                 ------------

   FACE                                           AMORTIZED
  AMOUNT              SHORT-TERM NOTES               COST
- -------------------------------------------------------------
             AUTOMOTIVE & RELATED (13.3%)
$2,769,000   American Honda Finance 3.980%
              07/13/01.........................  $  2,765,326
 3,318,000   Ford Motor Credit Corp. 3.790%
              07/16/01.........................     3,312,760
 3,234,000   General Motors Acceptance Corp.
              3.980% 07/02/01..................     3,233,642
 4,188,000   Hertz Corp. 3.830% 07/19/01.......     4,179,980
                                                 ------------
                                                   13,491,708
                                                 ------------
             BUSINESS SERVICES (1.0%)
 1,000,000   PHH Corp. 4.250% 07/23/01.........       997,403
                                                 ------------
             CHEMICALS (8.5%)
 4,445,000   Dow Chemical 3.900% 07/13/01......     4,439,222
 4,186,000   Monsanto Co. (144A) 3.860%
              07/17/01.........................     4,178,819
                                                 ------------
                                                    8,618,041
                                                 ------------
             CONSUMER PRODUCTS (6.3%)
 4,200,000   American Home Products (144A)
              3.750% 08/08/01..................     4,183,375
 2,178,000   Eastman Kodak Co. 3.900%
              08/14/01.........................     2,167,618
                                                 ------------
                                                    6,350,993
                                                 ------------
             DRUGS (3.6%)
 3,588,000   Pfizer Inc. (144A) 3.850%
              07/10/01.........................     3,584,547
                                                 ------------
             ENTERTAINMENT & LEISURE (4.4%)
 4,447,000   Walt Disney Co. 3.800% 07/18/01...     4,439,020
                                                 ------------
             FINANCE (23.00%)
 3,885,000   Allmerica Finance 4.020%
              07/03/01.........................     3,884,132
 4,566,000   CIT Group 3.810% 07/25/01.........     4,554,834
 5,000,000   Enron Funding Corp. (144A) 3.760%
              07/30/01.........................     4,984,856

   FACE                                           AMORTIZED
  AMOUNT              SHORT-TERM NOTES               COST
- -------------------------------------------------------------
             FINANCE (CONTINUED)
$1,000,000   Heller Financial 3.980%
              07/20/01.........................  $    997,984
 4,503,000   Household Finance Corp. 3.960%
              07/09/01.........................     4,499,112
 4,428,000   USAA Capital Corp. 3.880%
              07/06/01.........................     4,425,614
                                                 ------------
                                                   23,346,532
                                                 ------------
             INSURANCE (9.4%)
 4,368,000   Metlife Funding Inc. 3.650%
              07/27/01.........................     4,356,485
 4,197,000   Prudential Funding Corp. 3.850%
              07/05/01.........................     4,195,205
 1,000,000   Safeco 4.000% 07/11/01............       998,889
                                                 ------------
                                                    9,550,579
                                                 ------------
             MEDIA & PUBLISHING (7.8%)
 1,767,000   Gannett Co. (144A) 3.950%
              07/11/01.........................     1,765,061
 2,595,000   Knight Ridder (144A) 3.920%
              07/20/01.........................     2,589,631
 3,588,000   Washington Post (144A) 3.740%
              08/10/01.........................     3,573,090
                                                 ------------
                                                    7,927,782
                                                 ------------
             METALS & MINING (3.5%)
 3,588,000   Alcoa Inc. 3.88% 07/12/01.........     3,583,746
                                                 ------------
             OIL, ENERGY & NATURAL GAS (10.1%)
 1,000,000   Praxair Inc. 4.020% 07/16/01......       998,325
 4,391,000   Questar Corp. (144A) 3.720%
              09/14/01.........................     4,356,970
 4,930,000   Texaco Inc. 3.720% 07/24/01.......     4,918,283
                                                 ------------
                                                   10,273,578
                                                 ------------
             RETAIL (5.1%)
 1,000,000   Toys 'R' Us Corp. 4.200%
              07/11/01.........................       998,833
 4,130,000   Wal-Mart Stores (144A) 3.710%
              07/23/01.........................     4,120,636
                                                 ------------
                                                    5,119,469
                                                 ------------
             TOTAL SHORT-TERM NOTES (96.0%)
              (COST $97,283,398)...............  $ 97,283,398
                                                 ------------
             TOTAL HOLDINGS (99.9%) (COST
              $101,286,436) (A)................  $101,286,436
                                                 ------------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (0.1%)...............       101,498
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $101,387,934
                                                 ============

- ---------------

   (a)  Also represents cost for federal income tax purposes.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $33,336,985 or 32.9% of total net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2001 (Unaudited)

Assets:
  Investments in securities at amortized
    cost (note 1)..........................  $101,286,436
  Receivable for fund shares sold..........     1,502,345
  Dividends & accrued interest
    receivable.............................        22,888
  Other....................................         9,115
                                             ------------
    Total assets...........................   102,820,784
                                             ------------
Liabilities:
  Cash overdraft...........................     1,330,824
  Payable for fund shares redeemed.........        52,603
  Payable for investment management
    services...............................        20,958
  Dividends payable........................        19,838
  Other accrued expenses...................         8,627
                                             ------------
    Total liabilities......................     1,432,850
                                             ------------
Net assets at market value.................  $101,387,934
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 10,139,116
  Paid-in capital in excess of par value...    91,252,044
  Accumulated net realized loss on
    investments............................        (3,226)
                                             ------------
Net assets at market value.................  $101,387,934
                                             ============
Shares outstanding (note 4)................    10,139,116
Net asset value per share..................  $      10.00
                                             ============

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 2001 (Unaudited)

Investment income:
  Interest...................................  $2,254,648
                                               ----------
Expenses:
  Management fees (note 3)...................     132,982
  Custodian fees (note 3)....................       5,801
  Directors' fees (note 3)...................         992
  Professional fees..........................       4,228
  Accounting and transfer agent fees.........      21,374
  Printing fees..............................       4,711
  Filing fees................................       1,736
  Conversion expense.........................      10,461
  Other......................................          85
                                               ----------
    Total expenses...........................     182,370
                                               ----------
    Less fees waived (note 3)................     (21,966)
                                               ----------
    Net expenses.............................     160,404
                                               ----------
    Net investment income....................   2,094,244
                                               ----------
    Net increase in net assets from
      operations.............................  $2,094,244
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
MONEY MARKET PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2001       DECEMBER 31,
                                                                (UNAUDITED)            2000
                                                              ----------------     -------------
From operations:
  Net investment income.....................................   $   2,094,244       $   4,113,385
  Realized loss on investments..............................               0              (3,006)
                                                               -------------       -------------
    Net increase in assets from operations..................       2,094,244           4,110,379
                                                               -------------       -------------
Dividend and distribution to shareholders:
  Dividends paid from net investment income.................      (2,094,244)         (4,113,385)
                                                               -------------       -------------
From capital share transactions (note 4):
  Received from shares sold.................................     270,234,753         501,906,601
  Received from dividends reinvested........................       2,094,244           4,113,385
  Paid for shares redeemed..................................    (246,868,843)       (497,247,281)
                                                               -------------       -------------
    Increase in net assets derived from capital share
     transactions...........................................      25,460,154           8,772,705
                                                               -------------       -------------
      Increase in net assets................................      25,460,154           8,769,699
Net Assets:
  Beginning of period.......................................      75,927,780          67,158,081
                                                               -------------       -------------
  End of period.............................................   $ 101,387,934       $  75,927,780
                                                               =============       =============

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED            YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2001       ---------------------------------------
                                                                (UNAUDITED)         2000       1999       1998       1997
                                                              ----------------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................       $10.00          $10.00     $10.00     $10.00     $10.00
Income from investment operations:
  Net investment income.....................................         0.23            0.62       0.49       0.52       0.52
                                                                   ------          ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................        (0.23)          (0.62)     (0.49)     (0.52)     (0.52)
                                                                   ------          ------     ------     ------     ------
Net asset value, end of period..............................       $10.00          $10.00     $10.00     $10.00     $10.00
                                                                   ======          ======     ======     ======     ======
Total return................................................         2.39%(b)        6.34%      5.02%      5.39%      5.37%
Ratios net of fees waived by advisor:
  Ratio of expenses to average net assets...................         0.37%(a)        0.38%      0.36%      0.36%      0.38%
  Ratio of net investment income to average net assets......         4.83%(a)        6.16%      4.90%      5.26%      5.11%
Ratios assuming no fees waived by advisor:
  Ratio of expenses to average net assets...................         0.42%(a)        0.43%      0.41%      0.41%      0.43%
Net assets at end of period (millions)......................       $101.4          $ 75.9     $ 67.2     $ 44.4     $ 29.1

- ---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 OBJECTIVE

The Bond Portfolio seeks to obtain a high level of income and opportunity for capital appreciation consistent with preservation of capital.

 PERFORMANCE AS OF JUNE 30, 2001

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                     7.67%
Three-year                                   4.41%
Five-year                                    6.11%
Ten-year                                     6.92%
Since inception (11/2/82)                    7.92%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Ohio National Bond Portfolio which consists primarily of corporate bonds with an average rating of BBB, had strong relative performance compared to the benchmark. The fund has returned 4.45% for the year, compared to 5.43% for the Merrill Lynch Corporate Index. The fund's return for the second quarter was 0.74%, versus (1.70%) for the index. The fund's underweight in securities A-rated and higher was the primary reason for the outperformance versus the index. Higher rated securities underperformed BBB-rated securities as credit concerns eased during the first half of the year.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                              BOND PORTFOLIO (COMMENCED     MERRILL LYNCH CORP. BOND    LEHMAN BROS. GOVT./CORP.
                                             OPERATIONS NOVEMBER 2, 1982)             INDEX                INDEX-INTERMEDIATE
                                             ----------------------------   ------------------------    ------------------------
12/90                                                    10000                         10000                       10000
6/91                                                     10445                       10611.6                       10434
12/91                                                  11296.3                       11664.3                     11461.8
6/92                                                   11683.7                         12129                     11806.8
12/92                                                  12147.6                       12658.6                     11924.8
6/93                                                   13087.8                       13605.4                     12665.4
12/93                                                  13446.4                       14050.3                     12973.1
6/94                                                     12844                       13625.8                     12633.2
12/94                                                  12930.1                       13767.4                     12721.6
6/95                                                   14471.3                       15331.2                     13942.9
12/95                                                  15374.3                       16281.8                     14672.1
6/96                                                   15154.5                       16150.7                     14641.3
12/96                                                    15944                       16947.9                     15266.5
6/97                                                   16489.3                       17500.6                     15698.6
12/97                                                  17424.3                         18405                     16467.8
6/98                                                   17913.9                       19099.8                     17032.6
12/98                                                  18333.1                       19933.7                     17848.5
6/99                                                   18274.4                       19780.8                       17745
12/99                                                  18438.9                       19974.5                     17917.1
6/00                                                   18936.7                       20469.4                     18492.2
12/00                                                    19520                       21841.1                     19727.5
6/01                                                   20388.6                         23027                     20402.2

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Merrill Lynch Corp. Bond Index 1-10 year represents $150 million issue or greater investment grade bonds maturing in 1 to 10 years.

The Lehman Brothers Govt./Corp. Index-Intermediate represents a market weighted portfolio of high quality Intermediate Corporate and Government Bonds.

 TOP 10 HOLDINGS AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  US Treasury Note 5.0% 2/15/11           3.6
 2.  Household Fin. Corp 4.06%
     7/2/01                                  3.3
 3.  Erac USA Finance 6.95% 3/1/04           2.6
 4.  Franchise Fin. Corp. of America
     8.25% 10/30/03                          2.6
 5.  GMAC Note 7.25% 3/2/11                  2.5
 6.  Radian Group 7.75% 2/15/04              2.5
 7.  General American Transpirt
     10.125% 3/15/02                         2.5
 8.  France Telecom 7.75% 3/1/11             2.5
 9.  Anixter Inc. 8% 9/15/03                 2.5
10.  Abitibi Consolidated, Inc. 7.4%
     4/1/18                                  2.3

 TOP 5 INDUSTRIES AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  Financial Services                     11.5
 2.  Oil, Energy & Natural Gas               9.1
 3.  Electrical Equipment                    8.6
 4.  Utilities                               7.5
 5.  Transportation                          6.3

- ---------------
* Composition of Portfolio subject to change.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
- -------------------------------------------------------------
             GOVERNMENT (3.6%)
$1,500,000   US Treasury Note 5.000% 02/15/11...  $ 1,455,939
                                                  -----------
             AIR COURIER (1.0%)
   420,837   Federal Express Inc. 7.020%
              01/15/16..........................      407,545
                                                  -----------
             BUSINESS SERVICES (4.2%)
   900,000   Cendant Corp. 7.750% 12/01/03......      916,713
 1,000,000   Comdicso Inc. 9.500% 08/15/03......      790,000
                                                  -----------
                                                    1,706,713
                                                  -----------
             CHEMICALS (3.1%)
   500,000   IMC Global Inc. 6.875% 07/15/07....      401,770
   700,000   Mississippi Chemical Corp. 7.250%
              11/15/17..........................      332,500
   500,000   Nova Chemicals 7.000% 08/15/26.....      507,944
                                                  -----------
                                                    1,242,214
                                                  -----------
             COMMUNICATIONS (3.7%)
   200,000   Comcast Cable Communications 8.375%
              05/01/07..........................      217,170
 1,000,000   France Telecom (144A) 7.750%
              03/01/11..........................    1,021,003
   250,000   Tele-Communications, Inc. 8.250%
              01/15/03..........................      260,220
                                                  -----------
                                                    1,498,393
                                                  -----------
             COMPUTER & RELATED (1.8%)
   750,000   Computer Sciences Corp. 7.375%
              06/15/11..........................      742,295
                                                  -----------
             CONSUMER PRODUCTS (2.1%)
 1,000,000   Dial Corp. 6.500% 09/15/08.........      863,585
                                                  -----------
             ELECTRICAL EQUIPMENT (8.6%)
 1,000,000   Anixter Intl. 8.000% 09/15/03......    1,029,341
   500,000   Apogent Technology (144A) 8.000%
              04/01/11..........................      513,092
   500,000   Arrow Electronics Inc. 8.700%
              10/01/05..........................      507,945
   500,000   Avista Corp. (144A) 9.750%
              06/01/08..........................      534,362
   500,000   Pioneer 8.500% 08/01/06............      490,615
   400,000   Tektronix Inc. 7.500% 08/01/03.....      412,192
                                                  -----------
                                                    3,487,545
                                                  -----------
             DIVERSIFIED MANUFACTURING (3.0%)
   500,000   FMC Corp. 6.750% 01/16/05..........      474,375
 1,000,000   US Industries Inc. (144A) 7.125%
              10/15/03..........................      755,000
                                                  -----------
                                                    1,229,375
                                                  -----------
             FINANCIAL SERVICES (11.5%)
 1,055,000   ERAC USA Finance (144A) 6.950%
              03/01/04..........................    1,067,393
 1,000,000   Franchise Finance Corp. of America
              8.250% 10/30/03...................    1,065,077
 1,000,000   GMAC Note 7.250% 03/02/11..........    1,013,355
 1,000,000   Radian Group 7.750% 06/01/11.......    1,009,530
   500,000   St. Paul Bancorp Inc. 7.125%
              02/15/04..........................      510,786
                                                  -----------
                                                    4,666,141
                                                  -----------

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
- -------------------------------------------------------------
             FOOD & RELATED (1.1%)
$  500,000   Gruma, SA de C.V. (Mexico) 7.625%
              10/15/07..........................  $   446,250
                                                  -----------
             FOREIGN GOVERNMENT (1.2%)
   200,000   British Columbia (United Kingdom)
              7.000% 01/15/03...................      205,717
   250,000   Province of Quebec (Canada) 8.625%
              01/19/05..........................      273,463
                                                  -----------
                                                      479,180
                                                  -----------
             FORESTRY & PAPER PRODUCTS (3.7%)
 1,000,000   Abitibi Consolidated Inc. 7.400%
              04/01/18..........................      918,028
   300,000   Boise Cascade Co. 9.850%
              06/15/02..........................      309,662
   250,000   ITT Rayonier Inc. 7.500%
              10/15/02..........................      258,618
                                                  -----------
                                                    1,486,308
                                                  -----------
             HOTEL & LODGING (3.3%)
   700,000   ITT Corp. 6.750% 11/15/05..........      680,736
   700,000   Mirage Resorts Inc. 6.750%
              02/01/08..........................      669,036
                                                  -----------
                                                    1,349,772
                                                  -----------
             INSURANCE (1.7%)
   250,000   Continental Corp. 7.250%
              03/01/03..........................      253,386
   400,000   Transamerica Finance Corp. 7.500%
              03/15/04..........................      417,653
                                                  -----------
                                                      671,039
                                                  -----------
             MACHINERY (2.6%)
   550,000   Briggs & Stratton (144A) 8.875%
              03/15/11..........................      558,250
   500,000   Tenaska Georgia Partners LP 9.500%
              02/01/30..........................      511,116
                                                  -----------
                                                    1,069,366
                                                  -----------
             METALS & MINING (3.7%)
   500,000   Cyprus Minerals 6.625% 10/15/05....      487,173
 1,000,000   Santa Fe PFC Gold 8.375%
              07/01/05..........................    1,008,302
                                                  -----------
                                                    1,495,475
                                                  -----------
             MEDICAL & RELATED (5.3%)
   250,000   Bergen Brunswig 7.375% 01/15/03....      244,788
   300,000   Cardinal Health Inc. 6.500%
              02/15/04..........................      307,455
 1,000,000   Thermolase Corp. (144A) 4.375%
              08/05/04..........................      922,500
   700,000   Watson Pharmaceuticals 7.125%
              05/15/08..........................      666,616
                                                  -----------
                                                    2,141,359
                                                  -----------
             OIL, ENERGY & NATURAL GAS (9.1%)
   200,000   Atlantic Richfield 8.550%
              03/01/12..........................      233,059
   500,000   Husky Oil Ltd. 8.900% 08/15/28.....      507,380
   125,000   Marathon Oil 7.000% 06/01/02.......      127,562
   400,000   PDV America Inc. 7.875% 08/01/03...      402,938
 1,000,000   Pennzoil - Quaker State 8.650%
              12/01/02..........................    1,017,316

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
- -------------------------------------------------------------
             OIL, ENERGY & NATURAL GAS (CONTINUED)
$  400,000   R&B Falcon Corp. Series B 6.750%
              04/15/05..........................  $   406,334
 1,000,000   WCG Note Trust (144A) 8.250%
              03/15/04..........................      996,715
                                                  -----------
                                                    3,691,304
                                                  -----------
             REAL ESTATE & LEASING (5.3%)
 1,000,000   Bay Apartment Communities 6.625%
              01/15/08..........................      971,324
   900,000   Colonial Properties 8.050%
              07/15/06..........................      922,203
   250,000   Sun Communities 7.625% 05/01/03....      256,036
                                                  -----------
                                                    2,149,563
                                                  -----------
             RESTAURANTS (1.2%)
   500,000   Wendy's International 6.350%
              12/15/05..........................      502,925
                                                  -----------
             TRANSPORTATION (6.3%)
   700,000   Delta Air Lines 7.700% 12/15/05....      693,937
 1,000,000   General American Trans. 10.125%
              03/15/02..........................    1,022,696
   350,000   Illinois Central Gulf Railroad
              6.750% 05/15/03...................      362,584
   465,315   Northwest Airlines 8.070%
              01/02/15..........................      473,819
                                                  -----------
                                                    2,553,035
                                                  -----------
             UTILITIES (7.5%)
   200,000   Cleveland Electric Illum. 7.625%
              08/01/02..........................      204,121
   500,000   Great Lakes Power 8.300%
              03/01/05..........................      511,229
   250,000   Kansas City Gas & Electric 8.290%
              03/29/16..........................      226,251

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
- -------------------------------------------------------------
             UTILITIES (CONTINUED)
$  700,000   Niagara Mohawk Power 8.750%
              04/01/22..........................  $   732,386
   200,000   Old Dominion Electric 8.760%
              12/01/22..........................      216,837
   200,000   Sprint Corp. 8.125% 07/15/02.......      205,533
   700,000   Texas Utilities 7.480% 01/01/17....      714,085
   200,000   Toledo Edison Co. 7.875%
              08/01/04..........................      209,137
                                                  -----------
                                                    3,019,579
                                                  -----------
             TOTAL LONG-TERM BONDS & NOTES
              (94.6%) (COST $38,993,506)........  $38,354,897
                                                  -----------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES               VALUE
- -------------------------------------------------------------
             FINANCE (3.3%)
$1,346,000   Household Finance Corp. 4.060% due
              07/02/01..........................  $ 1,345,848
                                                  -----------
             TOTAL SHORT-TERM NOTES (3.3%) (COST
              $1,345,848).......................  $ 1,345,848
                                                  -----------
             TOTAL HOLDINGS (97.9%) (COST
              $40,339,354) (A)..................  $39,700,745
                                                  -----------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (2.1%)................      841,966
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $40,542,711
                                                  ===========

- ---------------

   (a) Represents cost for federal income tax and financial reporting purposes. See note 1.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $6,368,315 or 15.7% of total net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2001 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (Cost $40,339,354).............  $39,700,745
  Receivable for fund shares sold...........       34,091
  Dividends & accrued interest receivable...      852,859
                                              -----------
    Total assets............................   40,587,695
                                              -----------
Liabilities:
  Cash overdraft............................        9,832
  Payable for fund shares redeemed..........          205
  Payable for investment management services
    (note 3)................................       20,062
  Other accrued expenses....................       14,885
                                              -----------
    Total liabilities.......................       44,984
                                              -----------
Net assets at market value..................  $40,542,711
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 4,015,163
  Paid-in capital in excess of par value....   37,254,752
  Accumulated net realized loss on
    investments.............................     (779,007)
  Net unrealized depreciation on
    investments.............................     (638,609)
  Undistributed net investment income.......      690,412
                                              -----------
Net assets at market value..................  $40,542,711
                                              ===========
Shares outstanding (note 4).................    4,015,163
Net asset value per share...................  $     10.10
                                              ===========

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 2001 (Unaudited)

Investment income:
  Interest...................................  $1,254,305
  Dividends..................................     186,395
                                               ----------
    Total investment income..................   1,440,700
                                               ----------
Expenses:
  Management fees (note 3)...................     105,904
  Custodian fees (note 3)....................       2,429
  Directors' fees (note 3)...................         396
  Professional fees..........................       3,983
  Accounting and transfer agent fees.........      11,827
  Printing fees..............................       1,884
  Filing fees................................         695
  Conversion expense.........................       3,971
  Other......................................          58
                                               ----------
    Total expenses...........................     131,147
                                               ----------
    Net investment income....................   1,309,553
                                               ----------
Realized & unrealized gain on investments:
  Net realized gain from investments.........      20,153
  Net change in unrealized appreciation/
    (depreciation) on investments............     109,618
                                               ----------
    Net income on investments................     129,771
                                               ----------
    Net increase in net assets from
      operations.............................  $1,439,324
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BOND PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2001       DECEMBER 31,
                                                                (UNAUDITED)            2000
                                                              ----------------     ------------
From operations:
  Net investment income.....................................    $ 1,309,553        $ 1,740,303
  Realized gain (loss) on investments.......................         20,153           (493,362)
  Unrealized appreciation on investments....................        109,618            220,652
                                                                -----------        -----------
      Net increase in assets from operations................      1,439,324          1,467,593
                                                                -----------        -----------
Dividend and distribution to shareholders:
  Dividends paid from net investment income.................       (640,286)        (1,737,583)
                                                                -----------        -----------
From capital share transactions (note 4):
  Received from shares sold.................................     14,229,281          5,973,273
  Received from dividends reinvested........................        640,286          1,737,583
  Paid for shares redeemed..................................     (2,997,082)        (5,553,346)
                                                                -----------        -----------
      Increase in net assets derived from capital share
       transactions.........................................     11,872,485          2,157,510
                                                                -----------        -----------
         Increase in net assets.............................     12,671,523          1,887,520
Net Assets:
  Beginning of period.......................................     27,871,188         25,983,668
                                                                -----------        -----------
  End of period (a).........................................    $40,542,711        $27,871,188
                                                                ===========        ===========
(a) Includes undistributed net investment income of.........    $   690,412        $    21,146
                                                                ===========        ===========

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED            YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2001       ---------------------------------------
                                                                (UNAUDITED)         2000       1999       1998       1997
                                                              ----------------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................       $ 9.84          $ 9.94     $10.56     $10.68     $10.62
Income (loss) from investment operations:
  Net investment income.....................................         0.35            0.67       0.68       0.67       0.71
  Net realized & unrealized gain (loss) on investments......         0.09           (0.10)     (0.62)     (0.12)      0.23
                                                                   ------          ------     ------     ------     ------
    Total income from investment operations.................         0.44            0.57       0.06       0.55       0.94
                                                                   ------          ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................        (0.18)          (0.67)     (0.68)     (0.67)     (0.88)
                                                                   ------          ------     ------     ------     ------
Net asset value, end of period..............................       $10.10          $ 9.84     $ 9.94     $10.56     $10.68
                                                                   ======          ======     ======     ======     ======
Total return................................................         4.46%(b)        5.86%      0.58%      5.22%      9.28%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................         0.76%(a)        0.77%      0.77%      0.72%      0.78%
  Ratio of net investment income to average net assets......         7.58%(a)        6.80%      6.57%      6.21%      6.67%
Portfolio turnover rate.....................................            9%              7%         8%        12%        10%
Net assets at end of period (millions)......................       $ 40.5          $ 27.9     $ 26.0     $ 28.4     $ 21.8

- ---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 OBJECTIVE

The Omni Portfolio seeks a high level of long-term total rate of return consistent with prudent investment risks. Total return consists of current income and capital appreciation.

 PERFORMANCE AS OF JUNE 30, 2001

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                  (24.79)%
Three-year                                 (5.79)%
Five-year                                   2.81%
Ten-year                                    7.39%
Since inception (9/10/84)                   8.75%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Ohio National Omni Portfolio had a total return of (9.03%) for the first half of 2001 versus (6.70%) for the S&P 500 Index, and 5.43% for the Merrill Lynch Corporate Bond Index. The first six months of 2001 were marked by extreme volatility in both the stock and bond markets and this impacted the fund. The stock market started off the year with strong gains due to the unexpected interest rate cut by the Federal Reserve. Unfortunately, the highs for the stock market were reached in January and stocks sold off heavily during February and March. Gains that were made back in April and early May were again pared back by the end of June. Strong initial performances by energy, financials, utilities and technology names held by the fund couldn't offset their decline later in the period.

The market is adjusting to the reality that corporate earnings are weaker than anticipated and that this condition could last longer than earlier forecasts. The Federal Reserve has acted with unprecedented speed in lowering interest rates to stave off a recession, but there are no clear signs that its actions are working yet. Interest rates in the market today are higher than when the Federal Reserve first started lowering them. Investors are clearly divided in future expectations for the economy and the stock market. We feel that corporate earnings and stock prices will recover, but at a slower pace than what most investors appear to believe.

Due to uncertainty in the economy and its impact on corporate earnings, the fund has taken a more conservative approach. The portfolio has increased its weighting in fixed income investments and short-term cash equivalents. Corporate bonds and commercial paper represented 31.5% of the portfolio as of June 30th. This weighting will fluctuate somewhat over the next six months as assets are allocated between fixed income and equity investments. Stocks will continue to be the largest asset class but there will be fewer growth names and more diversification among industry sectors. Relative to the S&P 500 at the end of the period, the equity portion of the fund was over-weighted in capital goods, communication services, consumer staples, energy and utilities. The portfolio was under-weighted in technology, consumer cyclicals, financials and transportation. The largest change to the portfolio over the last six months has been in the technology sector. The fund has gone from significantly over-weighting this sector to significantly under-weighting it. This is due to the extreme lack of earnings visibility among technology companies and our reluctance to become aggressive. This shift in allocation began early in the period, but didn't accelerate until later. The more conservative asset mix did help mitigate the negative returns that the fund would have had if no changes were made; however, performance would have been better if the modifications would have been implemented sooner.

Looking forward, we intend to decrease the weighted-average market capitalization within equity positions held and improve the overall core holdings. Valuations for smaller companies have improved compared to larger companies over the last year and offer opportunity. In addition, smaller companies have traditionally out-performed larger companies when economic cycles are on the upswing. Overall, we feel that we will have a better opportunity in the next six months to become more aggressive.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                 OMNI PORTFOLIO (COMMENCED        MERRILL LYNCH CORP. BOND INDEX
                                                                OPERATIONS NOVEMBER 2, 1982)                (COMBINED)
                                                                ----------------------------      ------------------------------
12/90                                                                       10000                              10000
6/91                                                                        10673                            11195.7
12/91                                                                       11815                            12694.6
6/92                                                                      11986.3                            12789.5
12/92                                                                     12831.4                            13708.8
6/93                                                                      13703.9                            14507.8
12/93                                                                     14480.9                            15166.6
6/94                                                                      14026.2                            14658.1
12/94                                                                     14403.5                            15592.7
6/95                                                                      16343.7                            18369.1
12/95                                                                     17682.2                            20585.7
6/96                                                                      18948.3                            21993.9
12/96                                                                       20430                            24136.1
6/97                                                                      22644.6                            27832.2
12/97                                                                     24136.9                            30327.2
6/98                                                                      26024.4                            34434.5
12/98                                                                     25230.7                            37123.3
6/99                                                                        26747                            40214.3
12/99                                                                     28095.1                            42477.4
6/00                                                                      28937.9                            42667.3
12/00                                                                       23923                            41055.1
6/01                                                                      21762.7                            43649.3

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Merrill Lynch Corp. Bond Index 1-10 year represents $150 million issue or greater investment grade bonds maturing in 1 to 10 years.

 TOP 10 HOLDINGS AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  Citigroup Inc.                          3.1
 2.  General Electric Co.                    2.8
 3.  Household International                 2.3
 4.  Tyco International Ltd.                 2.2
 5.  Waste Management, Inc.                  2.0
 6.  Exxon Mobil Corporation                 2.0
 7.  AOL Time Warner, Inc.                   1.9
 8.  Shaw Group                              1.9
 9.  AT&T Corp-Liberty Media-A               1.9
10.  ComCast Corp CL A Special               1.8

 TOP 5 INDUSTRIES AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  Telecommunications & Cellular          11.3
 2.  Oil, Energy & Natural Gas              11.0
 3.  Computer & Related                      6.1
 4.  Food & Related                          5.1
 5.  Insurance Services                      4.5

- ---------------
* Composition of Portfolio subject to change.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

                                                    MARKET
  SHARES             U.S. COMMON STOCK              VALUE
- -------------------------------------------------------------
             BANKING (4.4%)
    64,597   Citigroup Inc. ...................  $  3,413,305
    30,000   Wells Fargo Company...............     1,392,900
                                                 ------------
                                                    4,806,205
                                                 ------------
             BROADCAST RADIO & TV (3.7%)
   118,284   *AT&T Corp. Liberty Media-A.......     2,068,787
    45,000   *Comcast Corp. CL A...............     1,953,000
                                                 ------------
                                                    4,021,787
                                                 ------------
             BUSINESS SERVICES (1.0%)
    55,000   *Cendant Corp. ...................     1,072,500
                                                 ------------
             COMPUTER & RELATED (3.6%)
    40,000   *AOL Time Warner..................     2,120,000
    50,000   Compaq Computers Corp. ...........       774,500
    30,000   *EMC Corp. Massachusetts..........       871,500
     3,000   NCR Corp. ........................       141,000
                                                 ------------
                                                    3,907,000
                                                 ------------
             CONSUMER PRODUCTS (2.8%)
    29,000   Kimberly Clark....................     1,621,100
    30,000   Johnson & Johnson Co. ............     1,500,000
                                                 ------------
                                                    3,121,100
                                                 ------------
             CONSTRUCTION & BUILDING (1.3%)
    35,000   *Shaw Group Inc. .................     1,403,500
                                                 ------------
             DRUGS/BIOTECHNOLOGY (2.4%)
    30,000   *Genentech Inc. ..................     1,653,000
    25,000   Pfizer Inc. ......................     1,001,250
                                                 ------------
                                                    2,654,250
                                                 ------------
             ELECTRICAL EQUIPMENT (2.8%)
    64,000   General Electric Co. .............     3,120,000
                                                 ------------
             ELECTRONICS/SEMICONDUCTORS (2.5%)
    50,000   *American Power Conversion Co. ...       787,500
    40,000   Intel Corp. ......................     1,170,000
    44,800   *Solectron Corp. .................       819,840
                                                 ------------
                                                    2,777,340
                                                 ------------
             ENVIRONMENTAL SERVICES (2.0%)
    72,000   Waste Management Inc. ............     2,219,040
                                                 ------------
             FINANCIAL SERVICES (2.3%)
    38,500   Household Intl. Inc. .............     2,567,950
                                                 ------------
             FOOD & RELATED (2.8%)
    68,000   Archer-Daniels-Midland Co. .......       884,000
    15,000   Philip Morris Co. Inc. ...........       761,250
    30,000   *Safeway Inc. ....................     1,440,000
                                                 ------------
                                                    3,085,250
                                                 ------------
             INSURANCE SERVICES (4.0%)
    40,000   AFLAC Corp. ......................     1,259,600
    14,000   American International Group......     1,204,000
    39,000   Jefferson Pilot...................     1,884,480
                                                 ------------
                                                    4,348,080
                                                 ------------
             MEDICAL & RELATED (3.4%)
    30,000   Baxter International Inc. ........     1,470,000
    75,000   *Health Mgmt. Assoc. CL A.........     1,578,000
    15,000   Medtronic Inc. ...................       690,150
                                                 ------------
                                                    3,738,150
                                                 ------------

                                                    MARKET
  SHARES             U.S. COMMON STOCK              VALUE
- -------------------------------------------------------------
             MACHINERY (0.4%)
    10,000   *Mettler-Toledo Int'l.............  $    432,500
                                                 ------------
             MULTIMEDIA (1.7%)
    35,000   *Viacom Inc. CL B.................     1,811,250
                                                 ------------
             OFFICE EQUIPMENT (1.3%)
    33,000   Pitney Bowes Inc. ................     1,389,960
                                                 ------------
             OIL, ENERGY & NATURAL GAS (7.4%)
    30,000   Apache Corp. .....................     1,522,500
    25,000   Exxon Mobil Corp. ................     2,183,750
    35,000   Halliburton Co. ..................     1,246,000
    62,700   *Rowan Co. Inc. ..................     1,385,670
    55,000   Williams Cos. Inc. ...............     1,812,250
                                                 ------------
                                                    8,150,170
                                                 ------------
             REAL ESTATE (0.6%)
    25,000   Archstone Communities Trust.......       644,500
                                                 ------------
             RETAIL (1.7%)
    60,000   Radioshack Corp. .................     1,830,000
                                                 ------------
             TELECOMMUNICATIONS & CELLULAR (6.0%)
    70,000   *General Motors CL H..............     1,417,500
   172,000   *McLeod Inc. .....................       789,480
    20,000   Scientific-Atlanta Inc. ..........       812,000
    30,000   Verizon Communications............     1,605,000
    45,231   *Williams Communications..........       133,431
     4,995   Worldcom Inc. - MCI Group.........        80,419
   124,875   *Worldcom Inc. - Worldcom Group...     1,773,225
                                                 ------------
                                                    6,611,055
                                                 ------------
             UTILITIES (2.9%)
    57,000   *Aquila Inc. .....................     1,405,050
    33,739   El Paso Corp. ....................     1,772,647
                                                 ------------
                                                    3,177,697
                                                 ------------
             TOTAL U.S. COMMON STOCKS (61.0%)
              (COST $70,044,620)...............  $ 66,889,285
                                                 ------------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK            VALUE
- -------------------------------------------------------------
             BERMUDA (2.2%)
             DIVERSIFIED MANUFACTURING (2.2%)
    45,000   Tyco Intl. Ltd. ..................  $  2,452,500
                                                 ------------
             CANADA (1.2%)
             DRUGS/BIOTECHNOLOGY
    30,000   *Biovail Corp. ...................     1,305,000
                                                 ------------
             MEXICO (1.6%)
             TELECOMMUNICATIONS & CELLULAR
    50,000   Telephonos De Mexico ADR..........     1,754,500
                                                 ------------
             TOTAL FOREIGN COMMON STOCKS (5.0%)
              (COST $4,880,064)................  $  5,512,000
                                                 ------------
             TOTAL COMMON STOCKS (66.0%) (COST
              $74,924,684).....................  $ 72,401,285
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

                                                    MARKET
  SHARES             DEPOSITORY SHARES              VALUE
- -------------------------------------------------------------
    13,000   S&P 500 Depository Receipt........  $  1,594,450
                                                 ------------
             TOTAL DEPOSITORY UNITS (1.5%)
              (COST $1,811,065)................  $  1,594,450
                                                 ------------

                                                    MARKET
  SHARES               NASDAQ SHARES                VALUE
- -------------------------------------------------------------
    25,000   *NASDAQ - 100 Shares..............  $  1,141,250
                                                 ------------
             TOTAL NASDAQ SHARES (1.0%) (COST
              $1,065,250)......................  $  1,141,250
                                                 ------------

                                                    MARKET
  SHARES              PREFERRED STOCK               VALUE
- -------------------------------------------------------------
             FOOD & RELATED (0.5%)
    20,000   Conagra Capital 9.350% Series C...  $    508,000
                                                 ------------
             TOTAL PREFERRED STOCKS (0.5%)
              (COST $500,000)..................  $    508,000
                                                 ------------

   FACE                                             MARKET
  AMOUNT          LONG-TERM BONDS & NOTES           VALUE
- -------------------------------------------------------------
             GOVERNMENT (1.8%)
$2,000,000   U.S. Treasury Note 5.000%
              02/15/11.........................  $  1,941,252
                                                 ------------
             AEROSPACE (0.5%)
   500,000   AAR Corp. 7.250% 10/15/03.........       496,611
                                                 ------------
             BUSINESS SERVICES (2.3%)
 2,000,000   Cendant Corp. 7.750% 12/01/03.....     2,037,140
   650,000   Comdisco Inc. 6.650% 11/13/01.....       507,000
                                                 ------------
                                                    2,544,140
                                                 ------------
             CHEMICALS (1.5%)
 1,750,000   Geon Company 7.500% 12/15/15......     1,683,409
                                                 ------------
             COMPUTER & RELATED (2.5%)
 1,000,000   Computer Assoc. Intl. 6.250%
              04/15/03.........................       986,358
 1,800,000   Unisys 8.125% 06/01/06............     1,759,500
                                                 ------------
                                                    2,745,858
                                                 ------------
             FINANCIAL SERVICES (0.9%)
 1,000,000   Equifax Inc. 6.500% 06/15/03......     1,010,459
                                                 ------------
             FOOD & RELATED (1.8%)
 2,000,000   ARAMARK Services 8.150%
              05/01/05.........................     2,032,860
                                                 ------------
             FORESTRY & PAPER PRODUCTS (0.9%)
   700,000   Boise Cascade Co. 9.850%
              06/15/02.........................       722,546
   250,000   ITT Rayonier Inc. 7.500%
              10/15/02.........................       258,618
                                                 ------------
                                                      981,163
                                                 ------------
             INSURANCE SERVICES (0.5%)
   500,000   Continental Corp. 7.250%
              03/01/03.........................       506,772
                                                 ------------
             MEDICAL & RELATED (0.4%)
   500,000   Bergen Brunswig 7.375% 01/15/03...       489,576
                                                 ------------

   FACE                                             MARKET
  AMOUNT          LONG-TERM BONDS & NOTES           VALUE
- -------------------------------------------------------------
             OIL, ENERGY & NATURAL GAS (3.6%)
$2,000,000   EL Paso Energy Corp. 6.950%
              12/15/07.........................  $  1,982,200
   375,000   Marathon Oil 7.000% 06/01/02......       382,685
 1,000,000   National Oilwell Inc. 6.500%
              03/15/11.........................       950,689
   600,000   PVD America, Inc. 7.875%
              08/01/03.........................       604,408
                                                 ------------
                                                    3,919,981
                                                 ------------
             REAL ESTATE & LEASING (0.4%)
   500,000   Trinet Corp. Realty 6.750%
              03/01/03.........................       481,489
                                                 ------------
             TELECOMMUNICATIONS & CELLULAR (3.7%)
 1,800,000   AT&T Canada Inc. 7.650%
              09/15/06.........................     1,780,857
 2,000,000   Cincinnati Bell Telephone 6.240%
              12/30/03.........................     1,931,818
   300,000   Sprint Corp. 8.125% 07/15/02......       308,300
                                                 ------------
                                                    4,020,975
                                                 ------------
             TRANSPORTATION (0.2%)
   500,000   ABC Rail Products Corp. 10.500%
              01/15/04.........................       178,125
                                                 ------------
             UTILITIES (1.3%)
   400,000   Cleveland Electric Illumination
              7.625% 08/01/02..................       408,243
 1,000,000   Great Lakes Power 9.000%
              08/01/04.........................     1,041,616
                                                 ------------
                                                    1,449,859
                                                 ------------
             TOTAL LONG-TERM BONDS & NOTES
              (22.3%) (COST $25,003,042).......  $ 24,482,528
                                                 ------------

   FACE                                             MARKET
  AMOUNT          SHORT-TERM BONDS & NOTES          VALUE
- -------------------------------------------------------------
             AUTOMOTIVE & RELATED (2.2%)
$2,464,000   Ford Motor Credit Co. 3.650%
              07/03/01.........................  $  2,463,500
                                                 ------------
             FINANCE (4.7%)
 2,361,000   American Express Credit Corp.
              3.900% 07/06/01..................     2,359,721
 2,747,000   Sears Roebuck Acceptance Corp.
              3.900% 07/05/01..................     2,745,810
                                                 ------------
                                                    5,105,531
                                                 ------------
             OIL, ENERGY & NATURAL GAS (1.8%)
 2,003,000   Chevron 3.710% 07/02/01...........     2,002,794
                                                 ------------
             TOTAL SHORT-TERM NOTES (8.7%)
              (COST $9,571,825)................  $  9,571,825
                                                 ------------
             TOTAL HOLDINGS (100.0%) (COST
              $112,875,866) (A)................  $109,699,339
                                                 ------------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (0.0%)...............        46,712
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $109,746,051
                                                 ============

- ---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis. See note 1.
ADR (American depository receipt) represents ownership of foreign securities.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2001 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (Cost $112,875,866)...........  $109,699,339
  Receivable for fund shares sold..........           237
  Dividends & accrued interest
    receivable.............................       404,673
  Other....................................         1,995
                                             ------------
    Total assets...........................   110,106,244
                                             ------------
Liabilities:
  Cash overdraft...........................        20,447
  Payable for securities purchased.........       141,140
  Payable for fund shares redeemed.........        68,896
  Payable for investment management
    services (note 3)......................        53,883
  Other accrued expenses...................        75,827
                                             ------------
    Total liabilities......................       360,193
                                             ------------
Net assets at market value.................  $109,746,051
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  7,839,937
  Paid-in capital in excess of par value...   101,479,123
  Accumulated net realized gain on
    investments............................     2,999,954
  Net unrealized depreciation on
    investments............................    (3,176,527)
  Undistributed net investment income......       603,564
                                             ------------
Net assets at market value.................  $109,746,051
                                             ============
Shares outstanding (note 4)................     7,839,937
Net asset value per share..................  $      14.00
                                             ============

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 2001 (Unaudited)

Investment income:
  Interest..................................  $  1,090,807
  Dividends.................................       343,709
                                              ------------
    Total investment income.................     1,434,516
                                              ------------
Expenses:
  Management fees (note 3)..................       347,605
  Custodian fees (note 3)...................        15,124
  Directors' fees (note 3)..................         1,984
  Professional fees.........................         4,493
  Accounting and transfer agent fees........        61,093
  Printing fees.............................         9,917
  Filing fees...............................         3,472
  Conversion expense........................        19,850
  Other.....................................           507
                                              ------------
    Total expenses..........................       464,045
                                              ------------
    Net investment income...................       970,471
                                              ------------
Realized & unrealized gain (loss) on
  investments:
  Net realized gain from investments........     2,999,954
  Net change in unrealized appreciation/
    (depreciation) on investments...........   (15,358,418)
                                              ------------
    Net loss on investments.................   (12,358,464)
                                              ------------
    Net decrease in net assets from
      operations............................  $(11,387,993)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
OMNI PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2001       DECEMBER 31,
                                                                (UNAUDITED)            2000
                                                              ----------------     ------------
From operations:
  Net investment income.....................................    $    970,471       $  1,882,191
  Realized gain on investments..............................       2,999,954         24,705,187
  Unrealized depreciation on investments....................     (15,358,418)       (49,791,252)
                                                                ------------       ------------
      Net decrease in assets from operations................     (11,387,993)       (23,203,874)
                                                                ------------       ------------
Dividend and distribution to shareholders:
  Dividends paid from net investment income.................        (405,067)        (1,934,142)
  Capital gains distributions...............................               0        (24,954,792)
                                                                ------------       ------------
      Total dividends and distributions.....................        (405,067)       (26,888,934)
                                                                ------------       ------------
From capital share transactions (note 4):
  Received from shares sold.................................       2,896,266          5,176,680
  Received from dividends reinvested........................         405,067         26,888,934
  Paid for shares redeemed..................................     (14,633,885)       (39,150,193)
                                                                ------------       ------------
      Decrease in net assets derived from capital share
       transactions.........................................     (11,332,552)        (7,084,579)
                                                                ------------       ------------
         Decrease in net assets.............................     (23,125,612)       (57,177,387)
Net Assets:
  Beginning of period.......................................     132,871,663        190,049,050
                                                                ------------       ------------
  End of period (a).........................................    $109,746,051       $132,871,663
                                                                ============       ============
(a) Includes undistributed net investment income of.........    $    603,564       $     38,160
                                                                ============       ============

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED            YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2001       ---------------------------------------
                                                                (UNAUDITED)         2000       1999       1998       1997
                                                              ----------------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................       $15.44          $22.55     $21.44     $21.06     $19.40
Income (loss) from investment operations:
  Net investment income.....................................         0.12            0.25       0.48       0.58       0.56
  Net realized & unrealized gain (loss) on investments......        (1.51)          (3.55)      1.91       0.38       2.87
                                                                   ------          ------     ------     ------     ------
    Total income (loss) from investment operations..........        (1.39)          (3.30)      2.39       0.96       3.43
                                                                   ------          ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................        (0.05)          (0.25)     (0.48)     (0.58)     (0.69)
  Distributions from net realized capital gains.............         0.00           (3.56)     (0.80)      0.00      (1.08)
                                                                   ------          ------     ------     ------     ------
    Total distributions.....................................        (0.05)          (3.81)     (1.28)     (0.58)     (1.77)
                                                                   ------          ------     ------     ------     ------
Net asset value, end of period..............................       $14.00          $15.44     $22.55     $21.44     $21.06
                                                                   ======          ======     ======     ======     ======
Total return................................................        (9.03)%(b)     (14.85)%    11.36%      4.53%     18.15%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................         0.76%(a)        0.67%      0.67%      0.65%      0.71%
  Ratio of net investment income to average net assets......         1.59%(a)        1.13%      2.18%      2.71%      2.69%
Portfolio turnover rate.....................................           49%             87%        41%        18%        18%
Net assets at end of period (millions)......................       $109.7          $132.9     $190.0     $214.4     $193.7

- ---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 OBJECTIVE

The International Portfolio seeks long-term capital growth by investing primarily in securities of foreign companies.

 PERFORMANCE AS OF JUNE 30, 2001

AVERAGE ANNUAL TOTAL RETURNS:
One-year                                   (32.25)%
Three-year                                   0.83%
Five-year                                    3.38%
Since inception (5/3/93)                     8.76%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The first half of 2001 continued to be a difficult environment for global investors, with the Morgan Stanley Capital International (MSCI) World Index returning (10.50)%, measured in U.S. dollars. A brief rally was sparked by a U.S. interest rate cut on March 20, followed by another surprise interest rate cut on April 18. However, all of the MSCI developed international indices finished down for the first half-year with 20 out of 23 developed national indices reporting negative returns. Asia generally out-performed its European counterparts. The MSCI AC Asia Pacific and the MSCI Europe index reported returns of (6.92)% and (17.41)%, respectively, in U.S. dollars. Emerging Markets out-performed the World Market with the performance of the MSCI Emerging Market index returning (1.87)%, in U.S. dollar terms.

The Semi-Annual's out-performance of emerging markets can be attributed primarily to the multiple interest rate cuts worldwide. The U.S. cut rates six times with the Federal Funds rate declining from 6.50% to 3.75%. Additionally, we expect further rate cuts in the second half of the year.

The worst performing sectors for the period were the Information Technology and the Telecommunications Services sectors, whose performances as measured by the MSCI World Information Technology and Telecommunications Services indices were (21.43)% and (20.09)%, respectively, measured in U.S. dollars. The best performing sector was the MSCI World Consumer Discretionary sector returning 0.42%. This was due to the MSCI World Automobiles & Components industry returning 10.90%, both in U.S. dollars. Investors rotated funds out of Technology names and were drawn by resilient consumer consumption of automobiles during an economic downturn. The performances of other noteworthy MSCI World sectors were: Energy, (1.55)%; Materials, (1.93)%; Consumer Staples, (10.39)%; Healthcare, (13.89)% and Utilities, (9.80)%. Clearly, global investors continue to be sensitive to the uncertainty of a weak U.S. economic outlook spilling into international markets.

The performance for the Ohio National International Portfolio was (17.08)%. This compares with (14.87)% return of the MSCI Europe, Australia & Far East (EAFE) Index, both measured in US dollars. The fund was hurt by its exposure to the European Telecommunications Services sector, its overweight in Software & Services and media stocks and its underweight in Automobiles & Components stocks. On a stock specific basis, Energis PLC, Vodafone Group PLC, Cap Gemini SA, and Pearson PLC adversely impacted the fund. The fund benefited by its stock selection in the Pharmaceuticals & Biotechnology and Household & Personal Products. On a stock specific basis, Novo Nordisk A/S and Wella AG were among the fund's top performers.

Some of our top holdings as of June 29, 2001 include: Aventis S.A. (2.10% of net assets), one of the world's largest Pharmaceutical/Agricultural companies based in France; Talisman Energy Inc. (1.91%), the largest energy exploration and production company in Canada; and Allianz.AG (1.41%), the world's second largest insurance company, based in Germany.

We continue to believe that the international equity markets will remain volatile going into the second half of 2001 due to continued earnings risk, fears of a prolonged economic slowdown, and high valuations. While many Telecom, Media and Technology (TMT) stock valuations have come down to more reasonable levels, we are not yet convinced that the worst is behind us, though some pockets of opportunities are starting to emerge in the Media and Software sector. As a result, we are prudently looking to increase or build positions in selective TMT stocks during market weakness. Specifically, one investment criteria includes companies with franchise value offering compelling risk/reward potential such as Nintendo Co. Ltd., Misys PLC, and The News Corp. Ltd.

Outside of TMT, we are finding value in mid-cap Pharmaceutical companies and Consumer Discretionary stocks such as Shire Pharmaceuticals Group PLC and Bridgestone Corp. We have also been increasing positions in other interest rate sensitive sectors like Building Materials, Energy and Automobiles. We continue to remain underweight in Financials and defensives such as Food and Beverage stocks.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

Moreover, we have been increasing our position in Japanese equities. Fundamentally, any news flow on a potential fiscal and/or corporate restructuring may re-ignite investor confidence in this long disregarded country. We have also increased our weighting in Korea given valuations and sensitivity to interest rates. Finally, we are now underweight Europe due to poorer risk/rewards.

Looking forward, we continue to remain bullish on the international equity markets, though stock selection remains critical due to the increased market volatility. We continue to manage the Ohio National International Portfolio according to a bottom-up, fundamental and stock-picking approach. Choosing the best companies, which are trading at attractive valuations given their earnings and business prospects, are the key to long-term capital appreciation.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                            INTERNATIONAL PORTFOLIO (COMMENCED   MORGAN STANLEY CAPTL. INTL. EAFE
                                                                 OPERATIONS MAY 3, 1982)                      INDEX
                                                            ----------------------------------   --------------------------------
5/93                                                                        10000                              10000
6/93                                                                         9936                              10052
12/93                                                                     12496.5                              10826
6/94                                                                      13253.8                            11791.7
12/94                                                                     13504.3                            11698.5
6/95                                                                      14287.5                            12021.4
12/95                                                                     15139.1                            13049.2
6/96                                                                        16812                            13658.6
12/96                                                                     17331.4                            13879.9
6/97                                                                      19366.2                            15456.7
12/97                                                                     17696.8                            14040.8
6/98                                                                      19367.4                            16298.6
12/98                                                                     18383.5                            16741.9
6/99                                                                      18188.6                            17406.6
12/99                                                                     30773.3                            21256.9
6/00                                                                      29305.5                            20393.9
12/00                                                                     23942.6                            18246.4
6/01                                                                      19853.2                            15533.2

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

MSCI EAFE Index is a widely recognized unmanaged index of over 1,000 stock prices from companies in Europe, Australia, and the Far East.
 TOP 10 HOLDINGS AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  Total Fina Elf                          2.4
 2.  Nikko Securiies                         1.9
 3.  Aventis SA                              1.8
 4.  Talisman Energy, Inc                    1.7
 5.  Rentokil Initial PLC                    1.6
 6.  Fuji Photo Film-Ord                     1.5
 7.  Ing Groep N.V                           1.5
 8.  JSAT Corp                               1.4
 9.  Vivendi Universal                       1.3
10.  Allianz AG-Reg                          1.3

 TOP 5 COUNTRIES AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  Japan                                   21.1
 2.  United Kingdom                          16.9
 3.  France                                  11.9
 4.  Germany                                  7.8
 5.  Hong Kong                                4.4

- ---------------

* Composition of Portfolio subject to change.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
- -------------------------------------------------------------
             JAPAN (21.2%)
    30,300   Bandai Co. Ltd. (10)...............  $   882,277
    41,500   Capcom Co. Ltd. (9)................    1,438,094
    36,000   Fuji Photo Film (10)...............    1,553,604
        25   Japan Telecom Co. Ltd. (29)........      519,392
        32   JSAT Corp. (29)....................      199,960
   107,000   Mitsubishi Estate Co. Ltd. (26)....      984,470
     8,150   Nintendo Co. Ltd. (13).............    1,484,017
   243,200   Nikko Securities Co. Ltd. (14).....    1,948,877
   178,000   Nissan Motor Co. (3)...............    1,229,359
    36,700   Nomuva Securities Co. Ltd. (14)....      703,590
        28   NTT Docomo Inc. (29)...............      487,386
     6,900   Rohm Co. Ltd. (11).................    1,072,651
    44,000   Sega Enterprises (13)..............      780,010
    20,600   Sony Corp. (11)....................    1,354,991
    12,200   Takefuji Corp. (14)................    1,108,780
    21,200   TDK Corp. (9)......................      988,024
    42,000   Tokyo Electric Power Co. (32)......    1,088,196
   240,400   Toray Industries Inc. (30).........      960,327
   248,000   Toshiba Corp. (11).................    1,310,969
    22,700   Toyota Motor Corp. (3).............      799,366
                                                  -----------
                                                   20,894,340
                                                  -----------
             UNITED KINGDOM (16.9%)
    42,436   Amvescap PLC (14)..................      736,594
   116,539   Arriva PLC (31)....................      553,074
   265,990   British Aerospace PLC (1)..........    1,279,260
   874,200   Corus Group PLC (24)...............      744,498
    99,458   Diageo PLC (15)....................    1,095,148
   106,464   EMAP PLC (22)......................    1,056,417
    73,200   Hanson PLC (5).....................      539,586
   175,000   Innogy Holdings (32)...............      549,144
   461,085   Invensys PLC (21)..................      876,595
    67,950   Kingfisher PLC (27)................      371,463
    86,832   Misys PLC (9)......................      610,616
    50,658   Pearson PLC (22)...................      837,779
   101,175   P & O Princess Cruises PLC (13)....      528,782
   158,778   Rank Group PLC (13)................      500,485
   477,295   Rentokil Initial PLC (28)..........    1,629,294
   266,657   Rolls-Royce PLC (1)................      879,165
    31,701   *Royal Bank of Scotland Group
              (4)...............................      702,610
   104,200   Royal Bank of Scotland Addl. Shares
              (4)...............................      130,349
   115,700   Sainsbury PLC (15).................      724,899
    33,800   Shire Pharmaceuticals Group (23)...      620,614
   479,100   Stagecoach Holdings PLC (31).......      529,915
   497,814   Vodafone Airtouch (29).............    1,104,747
                                                  -----------
                                                   16,601,034
                                                  -----------
             FRANCE (11.9%)
    31,071   Alstom (20)........................      866,466
    22,917   Aventis SA (23)....................    1,833,995
    36,784   AXA (19)...........................    1,050,443
    17,464   Bouygues (29)......................      591,647
     6,800   Compagnie De Saint-Gobain (6)......      926,217
   102,900   Orange SA (29).....................      838,330

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
- -------------------------------------------------------------
             FRANCE (CONTINUED)
    16,715   Publicis Groupe (22)...............  $   405,696
    12,700   Societe Generale (6)...............      753,911
    16,922   Total Fina Elf (12)................    2,375,286
    17,400   Valeo (3)..........................      704,215
    22,775   Vivendi Universal (22).............    1,330,733
                                                  -----------
                                                   11,676,939
                                                  -----------
             GERMANY (7.8%)
     4,627   Allianz AG (19)....................    1,361,388
    20,650   Daimlerchrysler AG (3).............      949,835
     5,800   Depfa Deutsche Pfandbriefbank
              (4)...............................      388,851
    10,527   Deutsche Bank AG (4)...............      754,008
    19,411   Henkel Kgaa-Vorzug Pfd. (7)........    1,128,411
     1,390   Kamps AG (15)......................       12,917
    15,600   SAP AG ADR (9).....................      547,404
    13,400   SGL Carbon AG (7)..................      466,248
    16,767   Schering AG (23)...................      876,526
    23,400   Wella AG - Pfd (10)................    1,131,929
                                                  -----------
                                                    7,617,517
                                                  -----------
             HONG KONG (4.4%)
    38,275   China Mobile Ltd. ADR (29).........    1,025,387
   550,000   CNOOC Ltd. (12)....................      521,802
   290,000   Hong Kong Exchanges (14)...........      516,802
   608,000   MTR Corp. (31).....................    1,040,629
   248,000   The Wharf Ltd. (26)................      518,263
   176,000   Wing Hang Bank Ltd. (4)............      671,291
                                                  -----------
                                                    4,294,174
                                                  -----------
             NETHERLANDS (3.8%)
    24,415   ING Groep (14).....................    1,599,568
    17,326   KLM - Konin Luchtvaart Mattschappis
              (31)..............................      305,837
    37,267   Koninklijke (Royal) Philips
              Electronis (11)...................      990,230
    14,175   Unilever N.V. (15).................      851,697
                                                  -----------
                                                    3,747,332
                                                  -----------
             AUSTRALIA (3.2%)
   182,142   Broken Hill Property Co. Ltd.
              (33)..............................      966,382
    31,250   News Corp. Ltd. ADR (22)...........    1,160,938
   104,861   News Corp. Ltd. (22)...............      964,868
                                                  -----------
                                                    3,092,188
                                                  -----------
             SPAIN (2.7%)
    29,382   Corporacion Mapfre (19)............      615,646
    39,800   Repsol (12)........................      658,637
    41,860   Sogecable (22).....................      843,351
    44,558   Telefonica SA (29).................      550,574
                                                  -----------
                                                    2,668,208
                                                  -----------
             CANADA (2.6%)
     8,100   Anderson Exploration Ltd. (12).....      163,888
    21,392   Manulife Financial Corp. (19)......      598,047
    45,787   Talisman Energy Inc. (12)..........    1,745,519
                                                  -----------
                                                    2,507,454
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
- -------------------------------------------------------------
             BRAZIL (2.5%)
 5,402,000   Banco Itau SA (4)..................  $   465,710
     7,000   Brasil Telecom (29)................      294,070
    75,500   CIA Paranaense Energia SP ADR
              (12)..............................      567,005
    20,600   Petroleo Brasileiro (12)...........      535,600
    34,600   Tele Norte Leste Participacoes
              (29)..............................      527,996
    35,600   Usinas Sider Minas Gerais (5)......      100,500
                                                  -----------
                                                    2,490,881
                                                  -----------
             SOUTH KOREA (2.1%)
    91,500   Daewoo Shipbuilding & Marine
              Engineering Co. Ltd. (6)..........      560,750
    26,700   Korea Electric Power Corp. (32)....      496,840
     3,200   Samsung Electronics (11)...........      472,434
   133,700   Samsung Heavy Industries (6).......      565,436
                                                  -----------
                                                    2,095,460
                                                  -----------
             SWITZERLAND (1.9%)
     9,674   Card-Guard Scientific Survival
              (23)..............................      538,761
     6,900   Geo Interactive Meida Group (9)....       28,187
     9,104   UBS AG-Reg. (4)....................    1,305,569
                                                  -----------
                                                    1,872,517
                                                  -----------
             DENMARK (1.8%)
    14,303   Carlsberg A/S CL B (15)............      599,079
    20,900   Novozymes A/S CL B (7).............      436,507
    16,860   Novo Nordisk A/S CL B (23).........      746,476
                                                  -----------
                                                    1,782,062
                                                  -----------
             RUSSIA (1.8%)
    15,450   Norilsk Nickel (24)................      284,898
    61,200   Unified Energy System (32).........      703,800
    12,680   Yukos Oil Co. (12).................      740,512
                                                  -----------
                                                    1,729,210
                                                  -----------
             IRELAND (0.8%)
    13,700   Elan Corp. PLC ADR (23)............      835,700
                                                  -----------
             SWEDEN (0.8%)
   152,180   Ericsson LM-B (29).................      833,230
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
- -------------------------------------------------------------
             ITALY (0.7%)
   192,500   Intesa BCI (4).....................  $   681,233
                                                  -----------
             FINDLAND (0.7%)
    13,100   Nokia Corp ADR (29)................      288,724
    17,100   Nokia OYJ (29).....................      388,484
                                                  -----------
                                                      677,208
                                                  -----------
             NORWAY (0.2%)
    29,200   Smedvig ASA-CL B (12)..............      234,895
                                                  -----------
             SINGAPORE & MALAYSIAN (0.2%)
   142,000   Keppel Land Ltd. (26)..............      178,425
                                                  -----------
             PORTUGAL (0.0%)
     5,284   Portugal Telecom SA (29)...........       36,950
     5,284   Portugal Telecom Rights (29).......          718
                                                  -----------
                                                       37,668
                                                  -----------
             TOTAL FOREIGN COMMON STOCK (88.0%)
              (COST $91,350,007)................  $86,547,675
                                                  -----------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENT             VALUE
- -------------------------------------------------------------
             FINANCIAL SERVICES (9.7%)
$9,526,000   State Street Bank 2.000% due
              07/02/01 repurchase price
              $9,527,588 collateralized by U.S.
              Treasury Note Market Value:
              ($9,721,820) Face Value:
              ($8,945,000) Due: 05/15/06
              Interest: 6.875%..................  $ 9,526,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (9.7%)
              (COST $9,526,000).................  $ 9,526,000
                                                  -----------
             TOTAL HOLDINGS (97.7%) (COST
              $100,876,007) (a).................  $96,073,675
                                                  -----------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (2.3%)................    2,323,797
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $98,397,472
                                                  ===========

- ---------------

  *  Non-income producing securities.
(a)  Also represents cost for Federal income tax purposes.
ADR (American depository receipt) represents ownership of foreign securities.
 AG  Aktiengesellschaft (West German Stock Company)
PLC  Public Limited Company
 SA  Sociedad Anonima (Spanish Corp.)

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

INDUSTRY CLASSIFICATIONS

  (1)  Aerospace
  (2)  Appliances & Household Durables
  (3)  Automotive
  (4)  Banking
  (5)  Building/Construction
  (6)  Capital Goods
  (7)  Chemicals
  (8)  Communications
  (9)  Computer & Related
 (10)  Consumer Products
 (11)  Electrical & Electronics
 (12)  Energy and Oil
 (13)  Entertainment & Leisure
 (14)  Finance
 (15)  Food & Beverage
 (16)  Forest & Paper Products
 (17)  Governmental
 (18)  Hotels
 (19)  Insurance
 (20)  Machinery
 (21)  Manufacturing
 (22)  Media & Publishing
 (23)  Medical & Health Care
 (24)  Metal & Mining
 (25)  Plastics
 (26)  Real Estate
 (27)  Retailing
 (28)  Services
 (29)  Telecommunications
 (30)  Textile
 (31)  Transportation
 (32)  Utilities
 (33)  Diversified
 (34)  Miscellaneous

   The accompanying notes are in integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2001 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (Cost $100,876,007)............  $96,073,675
  Cash......................................      780,142
  Unrealized gain on forward currency
    contracts (note 5)......................      569,629
  Receivable for securities sold............    3,673,033
  Receivable for fund shares sold...........        2,126
  Dividends & accrued interest receivable...      453,862
  Other.....................................        4,910
                                              -----------
    Total assets............................  101,557,377
                                              -----------
Liabilities:
  Unrealized loss on forward currency
    contracts (note 5)......................      465,740
  Payable for securities purchased..........    2,406,505
  Payable for fund shares redeemed..........      110,928
  Payable for investment management services
    (note 5)................................       70,213
  Other accrued expenses....................      106,519
                                              -----------
    Total liabilities.......................    3,159,905
                                              -----------
Net assets at market value..................  $98,397,472
                                              ===========
Net assets consist of:
  Par value, $1 per share...................       10,022
  Paid-in capital in excess of par value....  130,167,450
  Accumulated net realized gain on
    investments.............................    6,869,858
  Net unrealized appreciation (depreciation)
    on:
    Investments (note 1)....................   (4,802,331)
    Foreign currency related transactions...      (34,280)
    Forward currency contracts (note 5).....      103,889
  Net investment loss.......................  (33,917,136)
                                              -----------
Net assets at market value..................  $98,397,472
                                              ===========
Shares outstanding (note 4).................   10,022,106
Net asset value per share...................  $      9.82
                                              ===========

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 2001 (Unaudited)

Investment income:
  Interest..................................  $    108,899
  Dividends (net of $90,078 foreign taxes
    withheld)...............................       831,663
                                              ------------
      Total investment income...............       940,562
                                              ------------
Expenses:
  Management fees (note 3)..................       484,959
  Accounting, custudy & transfer agent fees
    (note 3)................................       196,521
  Directors' fees (note 3)..................         1,636
  Professional fees.........................         4,383
  Printing fees.............................         7,687
  Filing fees...............................         2,976
  Conversion expense........................        16,480
  Other.....................................         2,678
                                              ------------
    Total expenses..........................       717,320
                                              ------------
      Less fees waived (note 3).............       (26,943)
                                              ------------
      Net expenses..........................       690,377
                                              ------------
    Net investment income...................       250,185
                                              ------------
Realized & unrealized gain (loss) on
  investments and foreign currency:
  Net realized loss from:
    Investments.............................   (16,047,566)
    Foreign currency related transactions...      (462,004)
  Net change in unrealized appreciation/
    (depreciation) on:
    Investments.............................    (3,974,342)
    Foreign currency related transactions...       197,475
                                              ------------
    Net loss on investments.................   (20,286,437)
                                              ------------
    Net decrease in net assets from
      operations............................  $(20,036,252)
                                              ============

   The accompanying notes are in integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2001       DECEMBER 31,
                                                                (UNAUDITED)            2000
                                                              ----------------     ------------
From operations:
  Net investment income (loss)..............................    $    250,185       $   (181,101)
  Realized gain (loss) on investments and foreign currency
    transactions............................................     (16,509,570)        31,233,371
  Unrealized depreciation on investments and foreign
    currency transactions...................................      (3,776,867)       (65,728,086)
                                                                ------------       ------------
      Net decrease in assets from operations................     (20,036,252)       (34,675,816)
                                                                ------------       ------------
Dividend and distribution to shareholders:
  Capital gains distributions...............................               0        (31,464,751)
  Distributions in excess of capital gains..................               0         (5,494,477)
  Return of capital.........................................               0           (199,286)
                                                                ------------       ------------
      Total dividends and distributions.....................               0        (37,158,514)
                                                                ------------       ------------
From capital share transactions (note 4):
  Received from shares sold.................................      63,436,015         85,947,744
  Received from dividends reinvested........................               0         37,158,514
  Paid for shares redeemed..................................     (69,549,562)       (99,765,185)
                                                                ------------       ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................      (6,113,547)        23,341,073
                                                                ------------       ------------
         Decrease in net assets.............................     (26,149,799)       (48,493,257)
Net Assets:
  Beginning of period.......................................     124,547,271        173,040,528
                                                                ------------       ------------
  End of period.............................................    $ 98,397,472       $124,547,271
                                                                ============       ============

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED            YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2001       ---------------------------------------
                                                                (UNAUDITED)         2000       1999       1998       1997
                                                              ----------------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................      $ 11.84          $21.51     $12.86     $13.39     $15.49
Income (loss) from investment operations:
  Net investment income (loss)..............................         0.02           (0.02)     (0.02)      0.32       0.28
  Net realized & unrealized gain (loss) on investments and
    foreign currency transactions...........................        (2.04)          (4.74)      8.67       0.23       0.08
                                                                  -------          ------     ------     ------     ------
    Total income (loss) from investment operations..........        (2.02)          (4.76)      8.65       0.55       0.36
                                                                  -------          ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................         0.00            0.00       0.00      (0.32)     (0.37)
  Distributions from net realized capital gains & foreign
    currency related transactions...........................         0.00           (4.16)      0.00      (0.75)     (2.09)
  Distributions in excess of capital gains & foreign
    currency related transactions...........................         0.00           (0.73)      0.00      (0.01)      0.00
  Return of capital.........................................         0.00           (0.02)      0.00       0.00       0.00
                                                                  -------          ------     ------     ------     ------
    Total distributions.....................................         0.00           (4.91)      0.00      (1.08)     (2.46)
                                                                  -------          ------     ------     ------     ------
Net asset value, end of period..............................      $  9.82          $11.84     $21.51     $12.86     $13.39
                                                                  =======          ======     ======     ======     ======
Total return................................................       (17.08)%(b)     (22.20)%    67.40%      3.88%      2.11%
Ratios and supplemental data:
Ratios net of fees waived by advisor:
  Ratio of expenses to average net assets...................         1.25%(a)        1.14%      1.21%      1.17%      1.22%
  Ratio of net investment income (loss) to average net
    assets..................................................         0.45%(a)       (0.11)%    (0.15)%     2.31%      1.82%
Ratios assuming no fees waived by advisor:
  Ratio of expenses to average net assets...................         1.30%(a)        1.20%      1.26%      1.17%      1.22%
Portfolio turnover rate.....................................          119%            273%       338%        22%        24%
Net assets at end of period (millions)......................      $  98.4          $124.5     $173.0     $140.3     $156.0

- ---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 OBJECTIVE

The Capital Appreciation Portfolio seeks maximum capital growth by investing primarily in common stocks.

 PERFORMANCE AS OF JUNE 30, 2001

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                     40.27%
Three-year                                   15.66%
Five-year                                    15.30%
Since inception (4/30/94)                    15.39%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

For the six-month period ending June 30, 2001, the Ohio National Capital Appreciation Portfolio returned 10.10% compared to the S&P Index return of (6.70)%.

The six months ending June 30, 2001 was a period in which a large number of stocks that had been depressed late in 2000 because of cyclical worries experienced rebounds. If anything, the cyclical outlook continued to deteriorate during this period. Aggressive Fed easing, however, helped turn the market psychology to one of looking "over the valley" to the prospects of recovery later in the year.

The strongest contributor to performance during this period was Newmont Mining, which rebounded from a depressed level as gold rebounded in price. We took advantage of this advance by selling the stock. International Rectifier, the second strongest contributor, is another example of a tech stock that ended last year very depressed, but experienced a strong rebound. We have since sold the position in the stock because of weaker-than-expected fundamentals. Monsanto, the fourth strongest contributor, benefited from renewed confidence in the company's growth strategy within the technology-based agricultural products area. Health Management Associates was the sixth strongest contributor. Finally, A.G. Edwards is a regional brokerage firm that we were able to buy at a compelling valuation level, and the stock benefited from an improved psychology surrounding the broker stocks.

Technology turned in the best sector performance over the last six months. The current market climate forced us to look for new growth areas in the technology sector and emphasized the importance of astute stock selection. The telecom sector is an area that continued to deteriorate during the six-month period. Two of our three worst performers during this period, Cable and Wireless and Gilat Satellite, were in this sector. We have eliminated both positions from the portfolio.

We believe that a better equilibrium between value and growth has been restored to the market than has been the case for many years. For example, within the technology sector, many stocks are taking on valuation characteristics that are of interest to our value discipline. We intend to be opportunistic in taking advantage of these rapidly changing market conditions. At the same time, a number of our major holdings that have done well over the past year continue to look like good investments despite significant appreciation over this period. Some of these stocks are in the financial sector, which remains an important part of the portfolio. We are striving for a balance in the portfolio, which on the one hand is opportunistic in taking advantage of these "new" value opportunities, while at the same time recognizing that last year's more defensive winners may well have significant rewards ahead.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                               CAPITAL APPRECIATION PORTFOLIO
                                                              (COMMENCED OPERATIONS APRIL 30,
                                                                           1994)                            S&P INDEX
                                                              -------------------------------               ---------
4/94                                                                        10000                              10000
6/94                                                                         9975                               9658
12/94                                                                     10452.8                            10131.2
6/95                                                                        11865                            12172.7
12/95                                                                     12816.5                            13923.1
6/96                                                                      13688.1                            15343.3
12/96                                                                     14835.1                            17136.9
6/97                                                                      16014.5                              20650
12/97                                                                     17089.1                            22834.7
6/98                                                                      18032.4                            26878.8
12/98                                                                     18099.1                            29359.7
6/99                                                                      19621.3                            32994.4
12/99                                                                     19268.1                            35538.3
6/00                                                                      19888.5                            35385.5
12/00                                                                       25336                            32299.8
6/01                                                                      27894.9                            30135.8

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

 TOP 10 HOLDINGS AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  Pall Corp                               2.3
 2.  Knight Ridder, Inc.                     2.1
 3.  Fleet Boston Financial Corp.            2.1
 4.  Hartford Financial Services             2.1
 5.  XL Capital LTD-Class A                  2.1
 6.  Temple Inland                           1.9
 7.  Lincoln International Corp.             1.9
 8.  Edwards AG                              1.8
 9.  CAN Financial                           1.7
10.  Allstate Corp.                          1.6

 TOP 5 INDUSTRIES AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  Insurance Services                      13.8
 2.  Oil, Energy & Natural Gas               10.2
 3.  Computer & Related                       7.2
 4.  Forestry & Paper Products                6.6
 5.  Electronic Instruments                   5.1

- ---------------
* Composition of Portfolio subject to change.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

                                                     MARKET
  SHARES              U.S. COMMON STOCK               VALUE
- --------------------------------------------------------------
             AEROSPACE (2.6%)
    18,100   Boeing..............................  $ 1,006,360
    18,400   Northrop Grumman Corp. .............    1,473,840
                                                   -----------
                                                     2,480,200
                                                   -----------
             AGRICULTURAL (2.4%)
    20,100   *FMC Corp. .........................    1,378,056
    25,300   Monsanto Co. .......................      936,100
                                                   -----------
                                                     2,314,156
                                                   -----------
             BANKING (3.2%)
    51,900   Fleet Boston Financial Corp. .......    2,047,455
    23,700   JP Morgan Chase & Co. ..............    1,057,020
                                                   -----------
                                                     3,104,475
                                                   -----------
             BROADCAST RADIO & TV (1.7%)
    58,900   *AT&T Corp-Liberty Media-A..........    1,030,161
    55,700   *Sinclair Broadcast Group-A.........      573,710
                                                   -----------
                                                     1,603,871
                                                   -----------
             BUSINESS SERVICES (1.8%)
    52,700   *Ceridian Corp. ....................    1,010,259
    43,400   *KPMG Consulting....................      666,190
                                                   -----------
                                                     1,676,449
                                                   -----------
             CHEMICALS (3.7%)
    92,600   Crompton Corp. .....................    1,009,340
   101,600   Solutia Inc. .......................    1,295,400
    33,500   Valspar Corp. ......................    1,189,250
                                                   -----------
                                                     3,493,990
                                                   -----------
             COMPUTER & RELATED (7.2%)
   102,500   3 Com Corp. ........................      486,875
    48,200   *BMC Software Inc. .................    1,086,428
    56,500   *Ingram Micro Inc. CL A.............      818,685
    25,100   *Intuit Inc. .......................    1,003,749
    92,600   *Maxtor Corp. ......................      486,150
    53,000   *Sybase Inc. .......................      871,850
    15,400   *Synopsys Inc. .....................      745,206
    23,500   *Tech Data Corp. ...................      783,960
    44,000   *Unisys Corp. ......................      647,240
                                                   -----------
                                                     6,930,143
                                                   -----------
             CONSUMER PRODUCTS (1.6%)
    33,500   *Polo Ralph Lauren Corp. ...........      864,300
    29,900   Tupperware Corp. ...................      700,557
                                                   -----------
                                                     1,564,857
                                                   -----------
             ELECTRONIC INSTRUMENTS (5.1%)
    45,500   *Fischer Scientific Int'l...........    1,319,500
    92,800   Pall Corp. .........................    2,183,584
    17,600   Rockwell Intl Corp. ................      670,912
    29,700   *Vishay Intertechnology Inc. .......      683,100
                                                   -----------
                                                     4,857,096
                                                   -----------
             FINANCIAL SERVICES (1.8%)
    39,300   Edward AG...........................    1,768,500
                                                   -----------

                                                     MARKET
  SHARES              U.S. COMMON STOCK               VALUE
- --------------------------------------------------------------
             FOOD & RELATED (1.5%)
    53,200   *Whole Foods Market Inc. ...........  $ 1,441,720
                                                   -----------
             FORESTRY & PAPER PRODUCTS (6.6%)
    57,100   Boise Cascade Corp. ................    2,008,207
    40,800   International Paper.................    1,456,560
    78,600   *Pactiv Corp. ......................    1,053,240
    34,400   Temple-Inland Inc. .................    1,833,176
                                                   -----------
                                                     6,351,183
                                                   -----------
             INSURANCE SERVICES (10.3%)
    35,700   Allstate Corp. .....................    1,570,443
    23,600   American Financial Group............      715,080
    21,800   Aon Corp. ..........................      763,000
    15,500   Cigna Corp. ........................    1,485,210
    41,100   *CNA Financial Corp. ...............    1,621,395
    28,700   Hartford Financial Services Grp.....    1,963,080
    34,600   Lincoln National Corp. .............    1,790,550
                                                   -----------
                                                     9,908,758
                                                   -----------
             MANUFACTURING (1.5%)
    32,200   ITT Industries Inc. ................    1,424,850
                                                   -----------
             MEDIA & PUBLISHING (3.3%)
    33,500   Knight Ridder Inc. .................    1,986,550
    27,200   New York Times Co. CL A.............    1,142,400
                                                   -----------
                                                     3,128,950
                                                   -----------
             MEDICAL & RELATED (3.1%)
    19,100   *Aviron.............................    1,088,700
    89,700   *Health Mgmt. Assoc. CL A...........    1,887,288
                                                   -----------
                                                     2,975,988
                                                   -----------
             METALS & MINING (3.6%)
    47,600   Engelhard Corp. ....................    1,227,604
    31,500   Nucor Corp. ........................    1,540,035
    23,200   *Stillwater Mining Co. .............      678,600
                                                   -----------
                                                     3,446,239
                                                   -----------
             OFFICE EQUIPMENT (2.0%)
    60,400   Diebold Inc. .......................    1,941,860
                                                   -----------
             OIL, ENERGY & NATURAL GAS (8.7%)
    78,600   Conoco Inc. CL A....................    2,216,520
    45,300   Diamond Offshore Drilling...........    1,497,165
     7,700   *FMC Technologies Inc. .............      159,005
    41,600   Halliburton Co. ....................    1,480,960
    35,200   *Newfield Exploration Co. ..........    1,128,512
    53,900   Unocal Corp. .......................    1,840,685
                                                   -----------
                                                     8,322,847
                                                   -----------
             RETAIL (1.7%)
    15,000   *Federated Department Stores
              Inc. ..............................      637,500
   103,600   *Saks Inc. .........................      994,560
                                                   -----------
                                                     1,632,060
                                                   -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

                                                     MARKET
  SHARES              U.S. COMMON STOCK               VALUE
- --------------------------------------------------------------
             TELECOMMUNICATIONS & CELLULAR (2.1%)
    64,300   *General Motors Corp. CL H..........  $ 1,302,075
    16,600   *Western Wireless Corp. CL A........      713,800
                                                   -----------
                                                     2,015,875
                                                   -----------
             TRANSPORTATION & EQUIPMENT (2.9%)
     8,000   Burlington Northern Santa Fe
              Corp...............................      241,360
    20,900   CNF Transportation Inc. ............      590,425
    17,800   Ryder System Inc. ..................      964,320
    18,100   Union Pacific Corp. ................      993,871
                                                   -----------
                                                     2,789,976
                                                   -----------
             UTILITIES (3.4%)
    21,500   Public Service Enterprises..........    1,051,350
    37,200   Sprint Corporation Common...........      794,592
    56,900   *Sprint PCS Group...................    1,374,135
                                                   -----------
                                                     3,220,077
                                                   -----------
             TOTAL U.S. COMMON STOCKS (81.8%)
              (COST $71,341,717).................  $78,394,120
                                                   -----------

                                                     MARKET
  SHARES             FOREIGN COMMON STOCK             VALUE
- --------------------------------------------------------------
             CANADA (0.4%)
             METALS & MINING
     9,500   Alcan Aluminum Ltd. ................  $   399,190
                                                   -----------
             BRAZIL (0.9%)
             AEROSPACE
    20,800   Embraer Aircraft Corp ADR...........      812,240
                                                   -----------
             BERMUDA (3.5%)
             INSURANCE SERVICES
    18,100   Everest RE Group Ltd. ..............    1,353,880
    24,100   XL Capital Ltd. CL A................    1,978,610
                                                   -----------
                                                     3,332,490
                                                   -----------

                                                     MARKET
  SHARES             FOREIGN COMMON STOCK             VALUE
- --------------------------------------------------------------
             CAYMAN ISLANDS (1.5%)
             OIL, ENERGY & NATURAL GAS
    45,000   *Triton Energy Ltd. ................  $ 1,473,750
                                                   -----------
             LUXEMBOURG (0.9%)
             TELECOMMUNICATIONS & CELLULAR
    33,900   *Millicom Intl. Cellular S.A. ......      850,890
                                                   -----------
             SWITZERLAND (1.4%)
             DRUGS
    37,358   Novartis AG-ADR.....................    1,350,492
                                                   -----------
             TOTAL FOREIGN STOCKS (8.6%)
              (COST $7,457,567)..................  $ 8,219,052
                                                   -----------
             TOTAL COMMON STOCKS (90.4%)
              (COST $78,799,284).................  $86,613,172
                                                   -----------

   FACE                                              MARKET
  AMOUNT               SHORT-TERM NOTES               VALUE
- --------------------------------------------------------------
              FINANCE (9.5%)
$ 4,500,000   American Express Credit Corp.
               4.0913% 07/02/01..................  $ 4,500,000
  4,615,000   GE Capital Corp. 4.0713%
               07/02/01..........................    4,615,000
                                                   -----------
              TOTAL SHORT-TERM NOTES (9.5%)
               (COST $9,115,000).................  $ 9,115,000
                                                   -----------
              TOTAL HOLDINGS (99.9%)
               (COST $87,914,284) (a)............  $95,728,172
                                                   -----------
              CASH & RECEIVABLES, NET OF
               LIABILITIES (0.1%)................      117,169
                                                   -----------
              TOTAL NET ASSETS (100.0%)..........  $95,845,341
                                                   ===========

- ---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis. See note 1.
ADR (American depository receipt) represents ownership of foreign securities.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2001 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (Cost $87,914,284).............  $95,728,172
  Receivable for securities sold............      718,256
  Receivable for fund shares sold...........      103,451
  Dividends & accrued interest receivable...       76,946
  Other.....................................        2,693
                                              -----------
    Total assets............................   96,629,518
                                              -----------
Liabilities:
  Cash overdraft............................       23,894
  Payable for securities purchased..........      673,444
  Payable for fund shares redeemed..........       11,099
  Payable for investment management services
    (note 3)................................       62,536
  Other accrued expenses....................       13,204
                                              -----------
    Total liabilities.......................      784,177
                                              -----------
Net assets at market value..................  $95,845,341
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 6,207,111
  Paid-in capital in excess of par value....   73,603,210
  Accumulated net realized gain on
    investments.............................    8,082,002
  Net unrealized appreciation on
    investments.............................    7,813,887
  Undistributed investment income...........      139,131
                                              -----------
Net assets at market value..................  $95,845,341
                                              ===========
Shares outstanding (note 4).................    6,207,111
Net asset value per share...................  $     15.44
                                              ===========

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 2001 (Unaudited)

Investment income:
  Interest...................................  $  134,125
  Dividends..................................     513,865
                                               ----------
    Total investment income..................     647,990
                                               ----------
Expenses:
  Management fees (note 3)...................     338,327
  Custodian fees (note 3)....................       5,801
  Directors' fees (note 3)...................         992
  Professional fees..........................       4,222
  Accounting and transfer agent fees.........      21,099
  Printing fees..............................       4,711
  Filing fees................................       1,736
  Conversion expense.........................       9,790
  Other......................................         170
                                               ----------
    Total expenses...........................     386,848
                                               ----------
    Net investment income....................     261,142
                                               ----------
Realized & unrealized gain (loss) on
  investments:
  Net realized gain from investments.........   7,912,681
  Net change in unrealized appreciation/
    (depreciation) on investments............    (137,171)
                                               ----------
    Net gain on investments..................   7,775,510
                                               ----------
    Net increase in net assets from
      operations.............................  $8,036,652
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL APPRECIATION PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2001       DECEMBER 31,
                                                                (UNAUDITED)            2000
                                                              ----------------     ------------
From operations:
  Net investment income.....................................    $   261,142        $    470,036
  Realized gain on investments..............................      7,912,681           8,462,848
  Unrealized appreciation (depreciation) on investments.....       (137,171)          8,312,538
                                                                -----------        ------------
      Net increase in assets from operations................      8,036,652          17,245,422
                                                                -----------        ------------
Dividend and distribution to shareholders:
  Dividends paid from net investment income.................       (127,693)           (472,021)
  Capital gains distributions...............................              0          (8,285,206)
                                                                -----------        ------------
      Total dividends and distributions.....................       (127,693)         (8,757,227)
                                                                -----------        ------------
From capital share transactions (note 4):
  Received from shares sold.................................     17,354,127           6,815,814
  Received from dividends reinvested........................        127,693           8,757,227
  Paid for shares redeemed..................................     (3,529,714)        (14,695,642)
                                                                -----------        ------------
    Increase in net assets derived from capital share
     transactions...........................................     13,952,106             877,399
                                                                -----------        ------------
         Increase in net assets.............................     21,861,065           9,365,594
Net Assets:
  Beginning of period.......................................     73,984,276          64,618,682
                                                                -----------        ------------
  End of period (a).........................................    $95,845,341        $ 73,984,276
                                                                ===========        ============
(a) Includes undistributed net investment income of.........    $   139,131        $      5,682
                                                                ===========        ============

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED            YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2001       ---------------------------------------
                                                                (UNAUDITED)         2000       1999       1998       1997
                                                              ----------------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................       $14.05          $12.11     $12.92     $13.53     $12.93
Income from investment operations:
  Net investment income.....................................         0.04            0.10       0.39       0.34       0.39
  Net realized & unrealized gain on investments.............         1.37            3.69       0.42       0.46       1.48
                                                                   ------          ------     ------     ------     ------
    Total income from investment operations.................         1.41            3.79       0.81       0.80       1.87
                                                                   ------          ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................        (0.02)          (0.10)     (0.39)     (0.34)     (0.46)
  Distributions from net realized capital gains.............         0.00           (1.75)     (1.23)     (1.06)     (0.81)
  Distributions in excess of capital gains..................         0.00            0.00       0.00      (0.01)      0.00
                                                                   ------          ------     ------     ------     ------
    Total distributions.....................................        (0.02)          (1.85)     (1.62)     (1.41)     (1.27)
                                                                   ------          ------     ------     ------     ------
Net asset value, end of period..............................       $15.44          $14.05     $12.11     $12.92     $13.53
                                                                   ======          ======     ======     ======     ======
Total return................................................        10.11%(b)       31.50%      6.46%      5.91%     15.19%
Ratios and supplemental data:
  Ratio of expenses to average
    net assets..............................................         0.93%(a)        0.96%      0.95%      0.93%      0.95%
  Ratio of net investment income to
    average net assets......................................         0.63%(a)        0.76%      2.94%      2.52%      2.88%
Portfolio turnover rate.....................................           69%            230%        34%        45%        41%
Net assets at end of period (millions)......................       $ 95.8          $ 74.0     $ 64.6     $ 76.5     $ 59.8

- ---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 OBJECTIVE

The Small Cap Portfolio seeks maximum capital growth by investing primarily in common stocks of small- and medium-size companies.

 PERFORMANCE AS OF JUNE 30, 2001

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                   (33.22)%
Three-year                                  21.08%
Five-year                                   15.50%
Since inception (4/30/94)                   20.46%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Federal Reserve Board's aggressive rate cuts during the period ending June 30, 2001, along with better-than-expected economic numbers, instilled some confidence in the markets. They showed signs of life amid hope that the U.S. may avoid a recession and resume economic growth. In this climate, many stocks recovered dramatically in the second quarter of 2001 after a difficult first quarter.

The market's preference for value stocks over growth stocks, established in 2000, has continued in 2001. To demonstrate: the benchmark Russell 2000 Index, which includes both growth and value components, returned 6.81% for the six months ending June 30, 2001, with the value portion rising 12.78% the growth portion returning just 0.16% (as measured by the Russell 2000 Growth and Value Indexes). As a growth-oriented fund, the Ohio National Small Cap Portfolio returned (9.10%) for the same period.

After sector weakness in the first quarter, many technology holdings rebounded sharply in the second quarter. New positions also saw robust performance. Relative to the Russell 2000 Index, we were underweight in this sector in the second quarter. However, good stock selection offset this effect. Semiconductor-related stocks such as AXT Inc. (1.42% of the Fund as of June 30, 2001), and Cree Research Inc. (0.44% of the Fund), performed well, as did new holding Microtune Inc. (0.98% of the Fund).

The energy sector was the worst-performing sector in the Russell 2000 Index for the period. Accordingly, the Fund saw poor performance from its energy holdings, which included Veritas DGC Inc., a seismic company (1.02% of the Fund as of June 30, 2001), and National Oilwell, Inc., an oil service equipment supplier (0.70% of the Fund). We believe the second-quarter drop in many energy companies' share prices was due to investors' profit taking following that sector's outperformance in 2000, and due to investors' concerns about commodity prices, as oil and gas inventories have been higher than the market expected.

We have been in an environment of very rapid sector rotation, a climate where a keen focus on valuation leads us to take advantage of price weakness by buying fundamentally solid stocks and to aggressively take profits when stocks meet our price targets. Using our bottom-up research process, we have broadened the number of holdings in the portfolio to "seed" the Fund with stocks that our analysis has lead us to believe will perform well when economic growth re-emerges.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                               SMALL CAP PORTFOLIO (COMMENCED
                                                                 OPERATIONS APRIL 30, 1994)             RUSSELL 2000 INDEX
                                                               ------------------------------           ------------------
4/94                                                                        10000                              10000
6/94                                                                        10144                               9554
12/94                                                                     12126.1                              10026
6/95                                                                      14236.1                            11471.7
12/95                                                                     16129.5                            12878.1
6/96                                                                      18455.4                            14212.3
12/96                                                                     18986.9                            15002.5
6/97                                                                      18979.3                            16532.8
12/97                                                                     20594.4                            18343.1
6/98                                                                      21372.9                            19309.8
12/98                                                                     22770.7                              17933
6/99                                                                      30341.9                            19597.2
12/99                                                                     47011.8                              21745
6/00                                                                      56813.7                            22403.9
12/00                                                                       41741                            21104.5
6/01                                                                      37942.6                            22541.7

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Russell 2000 Index represents the 2,000 smallest companies in the Russell 3,000 index.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO (CONTINUED)

 TOP 10 HOLDINGS AS OF JUNE 30, 2001*

                                      % of Net Assets
 1.  Rent-A-Center                          2.7
 2.  Cytyc Corporation                      2.7
 3.  Taro Pharm                             2.6
 4.  Sonicwall, Inc.                        2.3
 5.  Insight Enterprises                    2.3
 6.  Accredo Health Inc.                    1.9
 7.  Professional Detailing                 1.9
 8.  CEC Entertainment, Inc.                1.8
 9.  DMC Stratex Networks, Inc.             1.8
10.  Hotel Reservations Inc.                1.8

 TOP 5 INDUSTRIES AS OF JUNE 30, 2001*

                                      % of Net Assets
 1.  Telecommunications & Cellular          9.6
 2.  Electronics/Semiconductors             9.6
 3.  Medical & Related                      8.3
 4.  Drugs/Biotechnology                    8.0
 5.  Computer Software                      7.7

- ---------------
* Composition of Portfolio subject to change.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

                                                    MARKET
 SHARES             U.S. COMMON STOCK               VALUE
- -------------------------------------------------------------
           BANKING (0.6%)
  26,850   *Southwest Bancorp of Texas.........  $    811,139
                                                 ------------
           BROADCAST RADIO & TV (1.7%)
  64,275   *Mediacom Communications Corp. .....       899,850
  65,275   *Radio One Inc. CL D................     1,439,314
                                                 ------------
                                                    2,339,164
                                                 ------------
           BUILDING & CONSTRUCTION (3.2%)
  18,700   *Insituform Technology CL A.........       682,550
  15,400   *Jacobs Engineering Group Inc. .....     1,004,542
  70,955   *Shaw Group Inc. ...................     2,845,296
                                                 ------------
                                                    4,532,388
                                                 ------------
           BUSINESS SERVICES (6.4%)
  38,850   *Corp Executive Board Co. ..........     1,631,700
  42,775   *Eclipsys Corp. ....................     1,201,977
  31,650   *Macrovision Corp. .................     2,168,025
  58,700   *Management Network Group Inc. .....       358,070
  23,775   *Maximus Inc. ......................       953,140
  29,125   *Professional Detailing Inc. .......     2,679,500
                                                 ------------
                                                    8,992,412
                                                 ------------
           COMPUTER & RELATED (3.2%)
  71,855   *Braun Consulting Inc. .............       578,433
  34,300   *CDW Computer Centers Inc. .........     1,362,053
  32,550   *Keane Inc. ........................       716,100
  16,825   *Tech Data Corp. ...................       561,282
  67,200   *The Titan Corp. ...................       662,383
  19,750   *Webex Communications Inc. .........       526,535
                                                 ------------
                                                    4,406,786
                                                 ------------
           COMPUTER SOFTWARE (7.5%)
  23,700   *Barra Inc. ........................       927,855
  86,350   *Documentum Inc. ...................     1,115,642
  21,150   *Informatica Corp. .................       367,164
 128,255   *Insight Enterprises Inc. ..........     3,142,247
  12,000   *Internet Security Systems..........       582,720
  31,900   *Intranet Solutions Inc. ...........     1,213,795
  47,025   *Mastec Inc. .......................       620,730
  16,825   *Netegrity Inc. ....................       504,750
  84,425   *Secure Computing Corp. ............     1,326,317
  51,625   *Seebeyond Technology Corp. ........       619,500
                                                 ------------
                                                   10,420,720
                                                 ------------
           CONSUMER PRODUCTS & SERVICES (3.3%)
  38,900   *American Eagle Outfitters..........     1,370,836
  54,650   *Hotel Reservations Inc. CL A.......     2,542,864
  15,950   *Timberland Co. ....................       630,185
                                                 ------------
                                                    4,543,885
                                                 ------------
           DRUGS/BIOTECHNOLOGY (8.0%)
  33,125   *Albany Molecular Research..........     1,259,081
  12,125   Alpharma Inc. CL A..................       330,406
  22,125   *Celgene Corp. .....................       638,306
  19,725   *Cephalon Inc. .....................     1,390,612
  10,250   *Cima Labs Inc. ....................       804,625
  39,550   *Medicis Pharmaceutical CL A........     2,096,150
   5,525   *Myriad Genetics Inc. ..............       349,842

                                                    MARKET
 SHARES             U.S. COMMON STOCK               VALUE
- -------------------------------------------------------------
           DRUGS/BIOTECHNOLOGY (CONTINUED)
   7,375   *OSI Pharmaceuticals Inc. ..........  $    387,851
   7,875   *Sicor Inc. ........................       181,913
  42,000   *Taro Pharmaceutical Ind. Ltd. .....     3,677,520
                                                 ------------
                                                   11,116,306
                                                 ------------
           ELECTRICAL SERVICES (0.8%)
  48,843   *Dycom Industries...................     1,119,970
                                                 ------------
           ELECTRONICS/SEMICONDUCTORS (9.6%)
  27,550   *Astropower Inc. ...................     1,436,457
  74,175   *AXT Inc. ..........................     1,980,472
   6,750   *Brooks Automation Inc. ............       311,175
  23,475   *Cree Research Inc. ................       613,754
  64,925   *Digital Courier Tech Inc. .........     1,298,500
  43,610   *Emcore Corp. ......................     1,341,007
  19,550   *FEI Co. ...........................       801,550
  48,350   *IXIA...............................       918,650
  61,725   *Microne Inc. ......................     1,357,950
  40,900   *Mattson Technology Inc. ...........       714,932
  16,975   *MKS Instruments Inc. ..............       488,880
  29,425   *PRI Automation Inc. ...............       545,098
  28,825   *Proton Energy Systems..............       345,900
  28,275   *Sawtek Inc. .......................       665,311
  28,250   *Therma-Wave Inc. ..................       538,727
                                                 ------------
                                                   13,358,363
                                                 ------------
           FOOD & RELATED (1.4%)
  41,925   *Performance Food Group Co. ........     1,267,393
  25,450   *Whole Foods Market Inc. ...........       689,695
                                                 ------------
                                                    1,957,088
                                                 ------------
           INSURANCE (0.7%)
  36,750   *First Health Group Corp. ..........       886,410
   7,975   *Odyssey Re Holdings Corp. .........       144,108
                                                 ------------
                                                    1,030,518
                                                 ------------
           MACHINERY (0.6%)
   2,000   *Global Power Equipment Group.......        58,600
  25,450   Stewart & Stevens Svcs. ............       839,850
                                                 ------------
                                                      898,450
                                                 ------------
           MEDICAL & RELATED (8.3%)
  72,655   *Accredo Health Inc. ...............     2,702,039
  47,875   *Align Technology Inc. .............       375,340
  45,700   *Community Health Systems...........     1,348,150
 164,075   *CYTYC Corp. .......................     3,781,929
  43,275   *Lifepoint Hospitals Inc. ..........     1,916,217
  12,275   *Medarex Inc. ......................       288,463
  14,025   *Patterson Dental Co. ..............       420,750
  20,475   *Providence Healthcare..............       722,563
                                                 ------------
                                                   11,555,451
                                                 ------------
           OIL, ENERGY & NATURAL GAS (5.7%)
  40,375   *Cal Drive International............       993,225
  39,550   *Hanover Compressor Co. ............     1,308,709
  58,975   *Lone Star Technologies.............     2,134,895
  36,375   *National Oilwell Inc. .............       974,850
  24,850   *Patterson - UTI Energy Inc. .......       444,070

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

                                                    MARKET
 SHARES             U.S. COMMON STOCK               VALUE
- -------------------------------------------------------------
           OIL, ENERGY & NATURAL GAS (CONTINUED)
  56,050   *Superior Energy Services Inc. .....  $    442,795
  58,275   *Vertitas DGC Inc. .................     1,617,131
                                                 ------------
                                                    7,915,675
                                                 ------------
           RENTAL EQUIPMENT (2.7%)
  70,275   *Rent-A-Center Inc. ................     3,696,465
                                                 ------------
           RESTAURANTS (3.0%)
  49,500   *CEC Entertainment Inc. ............     2,442,825
  97,950   Ruby Tuesday Inc. ..................     1,674,945
                                                 ------------
                                                    4,117,770
                                                 ------------
           RETAIL (4.1%)
  37,750   *Cost Plus Inc. California..........     1,132,500
  37,600   *Duane Reade Inc. ..................     1,222,000
  21,825   Fastenal Co. .......................     1,352,713
  34,350   *Tweeter Home Entertainment Group...     1,212,555
  24,375   *Ultimate Electronics Inc. .........       790,237
                                                 ------------
                                                    5,710,005
                                                 ------------
           SCHOOLS (4.7%)
  40,900   *Corinthain Colleges Inc. ..........     1,925,163
  43,900   *Education Management Corp. ........     1,758,195
  38,900   *ITT Educational Services Inc. .....     1,750,500
  22,225   Strayer Education Inc. .............     1,083,469
                                                 ------------
                                                    6,517,327
                                                 ------------
           TELECOMMUNICATIONS & CELLULAR (9.6%)
  27,750   *Centillium Communications..........       686,535
 249,854   *DMC Stratex Networks Inc. .........     2,498,540
  79,275   Harris Corp. .......................     2,157,073
  41,150   *Illuminet Holdings Inc. ...........     1,294,168
  75,275   *Quanta Services Inc. ..............     1,659,061
  67,755   *Novatel Wireless Inc. .............       137,543
 149,943   *Remec Inc. ........................     1,859,293
 125,125   *Sonicwall Inc. ....................     3,154,401
                                                 ------------
                                                   13,446,614
                                                 ------------
           TRANSPORTATION SERVICE & EQUIPMENT (2.2%)
  72,275   C.H. Robinson Worldwide Inc. .......     2,015,750
  15,975   CNF Transportation Inc. ............       451,294
  20,850   US Freightways Corp. ...............       615,075
                                                 ------------
                                                    3,082,119
                                                 ------------
           WASTE MANAGEMENT (1.8%)
  72,275   *Stericycle Inc. ...................     1,687,853
  22,175   *Waste Connections..................       798,300
                                                 ------------
                                                    2,486,153
                                                 ------------
           TOTAL U.S. COMMON STOCK (89.1%)
            (COST $116,911,756)................  $124,054,768
                                                 ------------

                                                      MARKET
  SHARES             FOREIGN COMMON STOCK             VALUE
- ---------------------------------------------------------------
              CANADA (0.2%)
              COMPUTER SOFTWARE
      9,150   *Optimal Robotics Corp. ...........  $    347,700
                                                   ------------
              CAYMAN ISLANDS (0.8%)
              COMMUNICATIONS
     50,250   *Garmin Ltd. ......................     1,148,213
                                                   ------------
              NETHERLANDS (1.1%)
              OIL, ENERGY & NATURAL GAS
     78,000   *Core Laboratories.................     1,462,500
                                                   ------------
              TOTAL FOREIGN COMMON STOCK (2.1%)
               (COST $3,135,428).................  $  2,958,413
                                                   ------------
              TOTAL COMMON STOCK (91.2%)
               (COST $120,047,184)...............  $127,013,181
                                                   ------------

   FACE                                              MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
- --------------------------------------------------------------
              FINANCIAL (9.2%)
$12,788,000   Firstar 3.150% 07/02/01 repurchase
               price $12,791,357 collateralized
               by FHR Market Value:
               ($13,043,084)
               Face Value: ($17,749,108)
               Due: 03/15/25
               Interest: 6.000%.................  $ 12,788,000
                                                  ------------
              TOTAL REPURCHASE AGREEMENTS (9.2%)
               (COST $12,788,000)...............  $ 12,788,000
                                                  ------------
              TOTAL HOLDINGS (100.4%)
               (COST $132,835,184) (a)..........  $139,801,181
                                                  ------------
              LIABILITIES, NET OF CASH &
               RECEIVABLES (-0.4%)..............      (499,723)
                                                  ------------
              TOTAL NET ASSETS (100.0%).........  $139,301,458
                                                  ============

- ---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis. See Note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2001 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (Cost $132,835,184)...........  $139,801,181
  Receivable for securities sold...........       306,770
  Receivable for fund shares sold..........        77,330
  Dividends & accrued interest
    receivable.............................         7,798
  Other....................................         4,133
                                             ------------
    Total assets...........................   140,197,212
                                             ------------
Liabilities:
  Cash overdraft...........................        33,966
  Payable for securities purchased.........       709,657
  Payable for fund shares redeemed.........        16,221
  Payable for investment management
    services (note 3)......................        87,871
  Other accrued expenses...................        48,039
                                             ------------
    Total liabilities......................       895,754
                                             ------------
Net assets at market value.................  $139,301,458
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  6,920,711
  Paid-in capital in excess of par value...   142,921,179
  Accumulated net realized loss on
    investments............................   (17,200,350)
  Net unrealized appreciation on
    investments............................     6,965,997
  Net investment loss......................      (306,079)
                                             ------------
Net assets at market value.................  $139,301,458
                                             ============
Shares outstanding (note 4)................     6,920,711
Net asset value per share..................  $      20.13
                                             ============

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 2001 (Unaudited)

Investment income:
  Interest..................................  $    309,636
  Dividends.................................        46,210
                                              ------------
    Total investment income.................       355,846
                                              ------------
Expenses:
  Management fees (note 3)..................       538,928
  Custodian fees (note 3)...................        16,587
  Directors' fees (note 3)..................         2,380
  Professional fees.........................         4,646
  Accounting and transfer agent fees........        61,392
  Printing fees.............................        10,909
  Filing fees...............................         3,968
  Conversion expense........................        22,913
  Other.....................................           202
                                              ------------
    Total expenses..........................       661,925
                                              ------------
    Net investment loss.....................      (306,079)
                                              ------------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments........   (17,166,035)
  Net change in unrealized appreciation/
    (depreciation) on investments...........     3,270,029
                                              ------------
    Net loss on investments.................   (13,896,006)
                                              ------------
    Net decrease in net assets from
      operations............................  $(14,202,085)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SMALL CAP PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2001       DECEMBER 31,
                                                                (UNAUDITED)            2000
                                                              ----------------     ------------
From operations:
  Net investment loss.......................................    $   (306,079)      $ (1,196,065)
  Realized gain (loss) on investments.......................     (17,166,035)        33,702,064
  Unrealized appreciation (depreciation) on investments.....       3,270,029        (53,403,767)
                                                                ------------       ------------
      Net decrease in assets from operations................     (14,202,085)       (20,897,768)
                                                                ------------       ------------
Dividend and distribution to shareholders:
  Capital gains distributions...............................               0        (34,574,485)
  Return of capital.........................................               0           (440,600)
                                                                ------------       ------------
      Total dividends and distributions.....................               0        (35,015,085)
                                                                ------------       ------------
From capital share transactions (note 4):
  Received from shares sold.................................       8,585,472         30,620,205
  Received from dividends reinvested........................               0         35,015,085
  Paid for shares redeemed..................................     (13,127,165)       (19,595,075)
                                                                ------------       ------------
      Increase (decrease) in net assets derived from
         capital share transactions.........................      (4,541,693)        46,040,215
                                                                ------------       ------------
         Decrease in net assets.............................     (18,743,778)        (9,872,638)
Net Assets:
  Beginning of period.......................................     158,045,236        167,917,874
                                                                ------------       ------------
  End of period.............................................    $139,301,458       $158,045,236
                                                                ============       ============

 FINANCIAL HIGHLIGHTS

                                                               SIX MONTHS
                                                                  ENDED                YEARS ENDED DECEMBER 31,
                                                              JUNE 30, 2001     ---------------------------------------
                                                               (UNAUDITED)       2000       1999       1998       1997
                                                              -------------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................     $22.14         $31.62     $20.70     $18.72     $18.03
Income (loss) from investment operations:
  Net investment loss.......................................      (0.04)         (0.22)     (0.16)     (0.06)     (0.02)
  Net realized & unrealized gain (loss) on investments......      (1.97)         (3.09)     21.96       2.04       1.54
                                                                 ------         ------     ------     ------     ------
    Total income (loss) from investment operations..........      (2.01)         (3.31)     21.80       1.98       1.52
                                                                 ------         ------     ------     ------     ------
Less distributions:
  Distributions from net realized capital gains.............       0.00          (6.09)    (10.88)      0.00      (0.83)
  Return of capital.........................................       0.00          (0.08)      0.00       0.00       0.00
                                                                 ------         ------     ------     ------     ------
    Total distributions.....................................       0.00          (6.17)    (10.88)      0.00      (0.83)
                                                                 ------         ------     ------     ------     ------
Net asset value, end of period..............................     $20.13         $22.14     $31.62     $20.70     $18.72
                                                                 ======         ======     ======     ======     ======
Total return................................................      (9.10)%(b)    (11.22)%   106.46%     10.57%      8.47%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................       0.96%(a)       0.92%      0.89%      0.91%      0.94%
  Ratio of net investment loss to average net assets........      (0.44)%(a)     (0.64)%    (0.61)%    (0.30)%    (0.11)%
Portfolio turnover rate.....................................         60%           138%       166%        99%        80%
Net assets at end of period (millions)......................     $139.3         $158.0     $167.9     $ 75.6     $ 58.3

- ---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 OBJECTIVE

The International Small Company seeks to provide long-term capital growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at the time of purchase of $1.5 billion or less.

 PERFORMANCE AS OF JUNE 30, 2001

AVERAGE ANNUAL TOTAL RETURNS:

One-year                                   (31.55)%
Three-year                                   6.09%
Five-year                                    7.66%
Since inception (3/31/95)                    9.14%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

Equity markets continued on their roller coaster ride during the first half with initial optimism on the economy fueled by continued interest rate cuts, but was rapidly replaced by economic gloom and profit warnings. From the end of March to June, the Federal Reserve cut the Federal Funds rate three more times by 75 basis points. Since the beginning of the year, the FOMC has cut interest rates by 275 basis points. Elsewhere, the Bank of England reduced the benchmark interest rate by 75 basis points and the European Central Bank by 25 basis points. This proactiveness on the part of central banks helped improve market sentiment considerably at the start of the second quarter, but it became clear that the global economy is expected to continue its struggle to eliminate excess inventory in the face of declining demand. Profit warnings picked up again as analysts' expectations looked too optimistic. Earnings downgrades are thus likely to persist in the third quarter.

For the first half of 2001, the Ohio National International Small Company Portfolio, measured in U.S. dollars, had a return of (15.8)% which underperformed the MSCI EAFE Index return of (14.87)%.

The general reasons behind the poor performance of the international markets and the fund are concerns of a global slowdown and mounting evidence that profits will be less than expected as the economy slows. Ahead of the first and second quarter results, there were a number of company profit warnings and earnings downgrades leading to a further decline in share prices. Investors are now looking for signs that the worst of the slowdown is over and for the global economies to begin their gradual recoveries. The fund also underperformed due to its growth-oriented investment style. Value investing continued to outpace growth investing as investors became much more valuation-sensitive.

Specific to the fund, being overweight in Energy initially helped performance in the first five months of the year, but it suffered towards the end of the second quarter as oil and gas prices fell on concerns of weakening demand (seasonal weakness between heating and cooling seasons) and rising inventories. Small cap individual investments, from a broad industrial representation, also suffered negative price performance as they were broadly sold down by the market in a knee jerk reaction to unrelated profit warnings.

Asia, on the other hand, was a clear, positive contributor to performance during the period. Although the global economy and international markets have been slowing, exports from major Asian countries and regions to China are still rising. In particular, China was the best performing country for the fund due to strong stock selection. The market has been boosted by an abundant capital inflow as investors prepare for the expected opening of their market and its inclusion into the World Trade Organization. South Korea also had positive effects during the first half due to the fund's exposure to export-related investments that are benefiting from a falling currency.

We believe that as this year's interest rate cuts begin to take effect (typically a six-month delay) and as investors regain confidence and look to the second half of this year, liquidity should improve, thus boosting the international small-cap growth markets. However, we do not believe this is an environment that will generate a major rebound in markets, particularly as analysts' earnings expectations still continue to look too optimistic.

We currently favor Asia's forecasted economic growth of 5.5% over Europe's 2.1% and the U.S. (1.1)%, among others. We also believe Japan will produce an economic plan that will restore foreign investor confidence as the country strengthens its financial system and continues to implement restructuring plans. Japan's new prime minister, Koizumi, has gained a high approval rating which has not been seen for many years in Japan. With the support of the people, cabinet, and government, Koizumi is expected to release a highly anticipated plan to reverse Japan's economic woes. We expect this plan to be announced after the Upper House elections at the end of July.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                        INTERNATIONAL SMALL COMPANY PORTFOLIO
                                                            (COMMENCED OPERATIONS MARCH 31,
                                                                         1995)                                 EAFE
                                                          ------------------------------------                 ----
3/95                                                                       10000                               10000
6/95                                                                       10421                               10073
12/95                                                                      10890                             10934.2
6/96                                                                     11945.2                             11444.9
12/96                                                                    12206.8                             11630.3
6/97                                                                     13407.9                             12951.5
12/97                                                                    13630.5                             11765.1
6/98                                                                     14466.1                               13657
12/98                                                                    14110.2                             14028.4
6/99                                                                     17531.9                             14585.4
12/99                                                                      29422                             17811.6
6/00                                                                     25235.3                             17088.5
12/00                                                                    20516.3                             15289.1
6/01                                                                     17274.7                             13015.6

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

The MSCI EAFE is a capitalization-weighted index that monitors the performance of stocks from Europe, Australia, and the Far East.

 TOP 10 HOLDINGS AS OF JUNE 30, 2001*

                                      % of Net Assets
 1.  CAE Inc.                               1.7
 2.  Compton Petroleum                      1.0
 3.  Suncorp-Metway Limited                 1.0
 4.  ED & F Man                             1.0
 5.  Manitoba Telecom Services              1.0
 6.  Gulf Canada                            1.0
 7.  Daido Steel Co.                        1.0
 8.  Toho Gas Co.                           1.0
 9.  Logitech International                 1.0
10.  Kawasaki Heavy Industries              1.0

 TOP 5 COUNTRY WEIGHTINGS AS OF JUNE 30, 2001*

                                      % of Net Assets
 1.  Japan                                  25.0
 2.  Canada                                 14.6
 3.  United Kingdom                          9.3
 4.  Hong Kong                               5.7
 5.  Germany                                 5.5

- ---------------
* Composition of Portfolio subject to change.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
- -------------------------------------------------------------
             JAPAN (25.0%)
    18,000   Air Water Inc. (7).................  $    88,798
    14,000   Amada Co. Ltd. (20)................       70,862
     3,300   Bandai Co. Ltd. (10)...............       96,090
       230   Bellsystem 24 Inc. (28)............       76,196
     9,000   Canon Sales Co. Inc. (27)..........       88,148
     3,200   Capcom Co. Ltd. (9)................      110,889
    14,000   Central Glass Co. Ltd. (5).........       78,161
       900   Colin Corp. (23)...................      106,124
    45,000   Cosmo Oil Co. Ltd. (12)............      111,890
     1,500   CSK Corp. (9)......................       46,685
    65,000   Daido Steel Co. Ltd. (24)..........      178,839
    19,000   Daiei OMC Inc. (27)................       98,761
     4,900   Daito Trust Construction Co. (5)...       83,131
    20,000   *Dowa Mining Co. (24)..............       96,258
    20,000   Ezaki Glico Co. (15)...............      115,189
    22,000   Gunze Ltd. (10)....................       88,413
     5,000   Heiwa Corp. (10)...................       86,833
    29,000   *Hino Motors Ltd.(3)...............      135,619
     5,000   Hisamitsu Pharmaceutical Co. Inc.
              (23)..............................       80,135
    32,000   Hitachi Koki Co. Ltd. (20).........      119,103
     2,640   Hokuto Corp. (15)..................      102,919
    24,000   Iwasaki Electric Co. Ltd. (11).....       87,595
    43,000   Japan Energy Corp. (12)............       91,060
    15,000   JGC Corp. (12).....................      125,135
     4,000   Jusco Co. Ltd. (27)................       88,236
     4,000   Justsystem Corp. (9)...............       68,985
    10,000   Kagome Co. Ltd. (15)...............       88,557
    11,000   Kaken Pharmaceutical Co. (23)......       93,795
    17,000   Kamigumi Co. Ltd. (31).............       83,183
    41,000   Kanebo Ltd. (10)...................      107,215
     5,000   Katokichi Co. (15).................      118,317
    54,000   Kawasaki Heavy Industries (20).....       89,231
     4,680   Koei Co. Ltd. (9)..................      154,667
    34,000   Mazda Motor Corp. (3)..............       85,092
     2,300   Meitec Corp. (9)...................       76,934
    27,000   Mitsubishi Gas Chemical Co.(7).....      108,507
     3,300   Nihon Denpa Kogyo Co. Ltd. (11)....       68,692
     5,000   Nippon Kanzai Co. Ltd. (28)........       69,787
    11,000   Nippon Thompson Co. Ltd.(20).......       79,854
     3,700   Nisshin Fudosan Co. Ltd. (26)......       82,954
     2,000   Nissin Kogyo Co. Ltd. (3)..........       76,686
    13,000   NOK Corp. (3)......................       84,466
     8,000   Olympus Optical Co. (23)...........      128,216
     9,000   Onward Kashiyama Co. Ltd. (10).....       97,605
     9,000   Q. P. Corp. (15)...................       83,456
     2,500   Sanyo Electric Credit Co. Ltd.
              (14)..............................       75,202
     4,500   Sega Enterprises (10)..............       79,774
    38,000   Showa Denko K.K. (7)...............       54,257
    18,000   Showa Shell Sekiyu K.K. (12).......      104,969
     8,000   Stanley Electric Co. (3)...........       74,375
    11,000   Suruga Bank Ltd. (4)...............       92,648
     7,000   Takara Co. Ltd. (10)...............       88,999
    10,000   Takuma Co. Ltd. (20)...............      100,269
    13,000   Tanabe Seiyaku Co. (23)............      122,737
    15,000   Teikoku Oil Co. Ltd. (12)..........       74,359

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
- -------------------------------------------------------------
             JAPAN (CONTINUED)
    75,000   Toho Gas Co. Ltd. (32).............  $   182,890
    19,000   Tokuyama Corp. (7).................       80,624
     5,600   Toppan Forms Co. Ltd. (28).........       94,108
     6,000   Tostem Corp. (5)...................       98,664
     3,900   Toyo Corp. (31)....................       94,477
    35,000   Toyo Engineering Corp. (12)........       73,557
    10,000   Toyo Suisan Kaisha (15)............      103,718
    45,500   Toyo Tire & Rubber Co. Ltd. (3)....       84,675
    34,000   Yokohama Rubber Co. (3)............       86,728
                                                  -----------
                                                    6,064,298
                                                  -----------
             CANADA (14.6%)
     5,962   Anderson Exploration Ltd. (12).....      120,629
     6,500   Baytex Energy Ltd. CL A (12).......       42,050
    22,340   CAE Inc. (1).......................      435,046
     6,000   *Canadian Hunter Exploration Ltd.
              (12)..............................      146,549
     8,000   CHC Helicopter Corp. CL A (31).....      105,621
     4,400   Clarica Life Insurance Co. (19)....      129,980
    13,000   Cognicase Inc. (9).................       70,370
     3,000   Cominco Ltd. (24)..................       55,451
    76,000   Compton Petroleum Corp. (12).......      219,745
     4,800   Descartes Systems Group Inc. (9)...       87,803
     7,000   Finning International Inc. (20)....       78,325
    14,800   GT Group Telecom Inc. CL B (29)....       90,372
    23,000   Gulf Canada Resources Ltd. (12)....      186,448
    10,250   Hudson's Bay Co. (27)..............      110,427
     6,000   Industrial Alliance Life Ins. Co.
              (19)..............................      151,896
     1,700   Magna International Inc. CL A
              (3)...............................      104,625
     6,900   Manitoba Telecom Services (29).....      194,722
     4,750   Pivotal Corp. (9)..................       81,415
     4,200   Precision Drilling Corp. (12)......      131,280
     3,300   Rio Alto Exploration Ltd. (12).....       57,184
     7,000   SNC-Lavalin Group Inc. (5).........       93,112
    17,000   Southward Energy Ltd. (12).........       84,167
    24,000   Storm Energy Inc. (12).............      148,926
     4,700   Tembec Inc. CL A (16)..............       34,439
     8,500   Tesco Corp. (12)...................       95,950
     3,900   Toromont Industries Ltd. (20)......       59,214
     7,315   TransAlta Corp. (32)...............      128,786
    11,860   Turbo Genset Inc. (20).............       63,491
    20,000   Vermilion Resources Ltd. (12)......      142,060
     6,700   *Westjet Airlines Ltd. (31)........      107,697
                                                  -----------
                                                    3,557,780
                                                  -----------
             UNITED KINGDOM (9.3%)
    14,000   Associated British Ports PLC
              (31)..............................       85,538
     9,320   Atkins (WS) PLC (28)...............      105,720
     7,500   Berkeley Group PLC (10)............       76,170
     4,835   BTG PLC (28).......................       78,936
    20,000   Cairn Energy PLC (12)..............       96,966
     2,877   *Cambridge Antibody Tech. Grp. PLC
              (23)..............................       84,830
     6,570   Eidos PLC (9)......................       23,077
       500   Eidos PLC Rights (9)...............          629
    34,629   First Choice Holidays PLC (13).....       72,933
     8,400   Galen Holdings PLC (23)............       97,955

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
- -------------------------------------------------------------
             UNITED KINGDOM (CONTINUED)
     6,300   Guardian IT PLC (28)...............  $    55,211
    22,600   Hit Entertainment PLC (22).........      116,600
    25,600   iSoft Group PLC (9)................       90,464
     4,779   Johnson Matthey (7)................       71,199
    98,900   Kidde PLC (28).....................      112,885
    17,500   Man (ED&F) Group PLC (14)..........      236,478
     5,694   *Matalan PLC (27)..................       39,800
     9,430   Nestor Healthcare Group PLC (23)...       72,978
     6,340   Pace Micro Technology PLC (10).....       33,785
     6,600   PizzaExpress PLC (18)..............       85,361
    10,840   RM PLC (9).........................       83,124
     6,330   Royalblue Group PLC (9)............       72,474
    39,360   RPS Group PLC (28).................       93,189
     7,066   *Shire Pharmaceuticals Group PLC
              (23)..............................      129,741
    14,600   Torex PLC (9)......................      133,109
     3,212   Transense Technologies PLC (9).....      103,856
                                                  -----------
                                                    2,253,008
                                                  -----------
             HONG KONG (5.7%)
   256,000   Beijing Datang Power CL H (32).....       87,796
    70,000   Beijing Enterprises (10)...........       90,193
   325,000   Beijing North Star Co. Ltd. (26)...       95,835
   390,000   Brilliance China Automotive Ltd.
              (3)...............................       95,001
    92,000   China Everbright Ltd. (14).........       85,514
   100,000   China Merchants Intl. Co. (14).....       75,642
   450,000   *China Shipping Development Co.
              (31)..............................       86,540
   390,000   China Travel Intl. Inv. Ltd.
              (13)..............................       73,501
   275,600   Denway Motors Ltd. (3).............       98,935
    66,000   Esprit Asia Holdings Ltd. (27).....       72,347
    90,000   Giordano International Ltd. (27)...       46,731
   800,000   Guangzhou Investment Co. Ltd.
              (26)..............................       87,181
    36,000   Hong Kong Exchanges & Clearing
              (14)..............................       64,155
   100,000   Huaneng Power International Inc.
              (32)..............................       61,219
    50,000   I-CABLE Communications Ltd. (22)...       27,885
    70,000   MTR Corp. Ltd. (31)................      119,809
   185,000   Shum Yip Investment Ltd. (26)......       58,703
    49,000   Smartone Telecommunications (29)...       56,539
                                                  -----------
                                                    1,383,526
                                                  -----------
             GERMANY (5.5%)
     1,360   Aixtron (11).......................       39,126
     1,240   FJA AG (9).........................       72,505
     1,000   Fraport AG (31)....................       27,751
     2,820   *GFK AG (28).......................       68,206
       400   Hugo Boss - PFD (27)...............      112,022
     2,690   IM International Media AG (22).....       63,920
     2,310   *Jenoptik AG (11)..................       50,774
    10,700   Kamps AG (15)......................       99,432
     1,600   Krones AG Pfd. (20)................       54,721
     1,390   Lambda Physik AG (11)..............       60,279
    11,900   Salzgitter AG (24).................      105,029
     4,230   SAP Systems Integration AG (9).....       77,180
     1,920   SGL Carbon AG (7)..................       66,806

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
- -------------------------------------------------------------
             GERMANY (CONTINUED)
     3,700   Stada Arzneimittel AG (23).........  $    89,804
     2,100   Suess Microtech (11)...............       61,485
       920   Technotrans AG (20)................       86,664
     5,140   Thiel Logistik AG (31).............       83,315
     3,025   *Wedeco AG Water Technology (32)...      101,403
                                                  -----------
                                                    1,320,422
                                                  -----------
             SPAIN (4.5%)
     4,988   Actividades de Constuccion y
              Service (5).......................      138,591
     4,065   Aurea Concesiones De Infraes
              (31)..............................       72,445
     5,560   Avanzit SA (29)....................       61,293
    11,095   Azkoyen SA (20)....................       71,089
     3,700   Banco Popular Espanol SA (4).......      129,651
     3,920   Fomento de Construcciones y
              Contratas SA (5)..................       74,851
     5,246   Gamesa (32)........................      111,746
     5,600   Grupo Ferrovial SA (5).............       92,768
     7,810   Indra Sistemas SA (9)..............       68,931
     6,110   Mapfre (Corporacion) (19)..........      128,024
     3,900   Sogecable (22).....................       78,573
     6,500   Zeltia SA (23).....................       66,305
                                                  -----------
                                                    1,094,267
                                                  -----------
             FRANCE (4.5%)
     1,800   Bouygues Offshore SA (12)..........       80,274
     1,746   CoFace (14)........................      117,058
     2,000   Generale De Sante (23).............       32,673
     2,620   M6 Metropole Television (22).......       55,520
       950   Metrologic Group (9)...............       55,629
     2,040   Neopost SA (11)....................       52,370
     4,200   Pinguely-Haulotte (20).............       68,613
     2,372   Publicis Groupe (22)...............       57,572
     4,745   Publicis SA-CVG (22)...............       13,530
     1,700   Rallye (27)........................       86,562
     3,308   Remy Cointreau (15)................       95,449
     5,550   *SOITEC (11).......................       91,092
     2,360   Transiciel SA (9)..................       88,544
     3,810   UBI Soft Entertainment SA (9)......      129,690
     1,050   Vallourec (Usines) (24)............       58,366
                                                  -----------
                                                    1,082,942
                                                  -----------
             SOUTH KOREA (4.3%)
    15,000   Cheil Industries Inc. (10).........       86,275
     3,000   Cheil Jedang Corp. (15)............       98,731
    25,500   Coreana Cosmetics Co. Ltd. (10)....       90,196
    14,970   Daewoo Shipbuilding & Marine
              Engineering Co. Ltd. (31).........       91,742
    45,000   Hankook Tire Manufacturing Co.
              (3)...............................       94,464
    21,000   Hotel Shilla Co. (18)..............      124,175
     5,500   Humax Co. Ltd. (10)................       80,777
    11,500   Hyundai Mobis (3)..................      123,799
    11,000   Hyundai Securities Co. (14)........       86,275
     1,700   Pacific Corp. (10).................       84,052
     1,900   Samsung SDI Co. Ltd. (11)..........       91,603
                                                  -----------
                                                    1,052,089
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
- -------------------------------------------------------------
             SWITZERLAND (3.7%)
        55   Bank Sarasin & Cie (4).............  $   130,179
       130   Disetronic Holdings AG (23)........       95,929
       160   Feintool International Holdings AG
              (20)..............................       53,018
       100   Galenica Holdings AG (23)..........       80,753
       345   Givaudan (7).......................       95,780
       375   Kaba Holding AG-B (11).............       74,140
       500   *Kudelski SA - Bearer (10).........       42,047
       130   *Kuehne & Nagel Intl. AG (31)......       70,227
       563   *Logitech International SA (9).....      180,601
     1,800   Swisslog Holding AG (20)...........       80,697
                                                  -----------
                                                      903,371
                                                  -----------
             AUSTRALIA (3.2%)
    26,485   *Billabong International Ltd.
              (10)..............................       71,680
    19,400   BRL Hardy Ltd. (15)................      103,524
    72,000   Futuris Corp. Ltd. (15)............       98,535
    24,000   Mayne Nickless Ltd. (23)...........       79,049
    32,455   Southcorp Holdings Ltd. (15).......      126,088
    28,460   Suncorp-Metway Ltd. (14)...........      218,055
     8,250   Toll Holdings Ltd. (28)............       82,189
                                                  -----------
                                                      779,120
                                                  -----------
             ITALY (3.2%)
     9,000   *Bayerische Vita SPA (4)...........       90,127
     8,800   Buzzi Unicem SPA (5)...............       69,155
    33,000   *Ferretti SPA (10).................      107,541
    25,800   Interpump Group SPA (20)...........       88,238
    10,250   *Lane G. Marzotto Ord (10).........      121,694
    45,000   Montedison SPA (7).................      127,944
     6,500   Safilo (23)........................       68,567
    16,900   Saipem Ord (12)....................       92,794
                                                  -----------
                                                      766,060
                                                  -----------
             NETHERLANDS (2.7%)
     1,200   IHC Caland (31)....................       60,594
     3,200   International-Muller (6)...........       73,731
     2,995   Koninklijke Vopak NV (31)..........       61,636
     3,900   Koninklijke Luchtvaart
              Maatschapppij NV (KLM) (31).......       68,842
     2,950   OPG Groep NV (23)..................       90,878
     4,100   Ordina Beheer NV (9)...............       72,025
     1,800   PinkRoccade NV (9).................       65,686
     2,749   Teleplan International NV (9)......       65,089
     3,873   Van der Moolen Holding NV (14).....      101,563
                                                  -----------
                                                      660,044
                                                  -----------
             SWEDEN (2.3%)
     3,780   Autoliv Inc. SDR (3)...............       65,046
    15,600   Capio AB (23)......................      114,125
    13,270   Elekta AB CL B (23)................       91,585
     7,444   Getinge Industrier AB CL B (23)....      129,467
     1,960   Nobel Biocare AB(23)...............       66,193
    20,000   Swedish Match AB (15)..............       93,862
                                                  -----------
                                                      560,278
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
- -------------------------------------------------------------
             DENMARK (2.0%)
     2,500   Danisco (15).......................  $    91,623
     1,940   NEG Micon A/S (20).................       88,102
     5,000   Novozymes A/S CL B (23)............      104,428
     4,000   Sophus Berendsen CL B (28).........      107,444
     1,860   Vestas Wind Systems A/S (12).......       86,797
                                                  -----------
                                                      478,394
                                                  -----------
             ISRAEL (1.5%)
     2,000   Card-Guard Scientific Survival Ltd.
              (23)..............................      111,383
     3,400   *Oridion Systems Ltd. (23).........       80,474
     4,933   SHL Telemedicine Ltd. (23).........       70,742
     1,100   Taro Pharmaceutical Industries Ltd.
              (23)..............................       99,143
                                                  -----------
                                                      361,742
                                                  -----------
             SINGAPORE & MALAYSIAN (0.9%)
   104,000   Sembcorp Logistics Ltd. (31).......      132,960
    57,000   Want Want Holdings (15)............       90,060
                                                  -----------
                                                      223,020
                                                  -----------
             MEXICO (0.8%)
    47,600   Consorcia ARA SA (26)..............       78,939
     4,160   Controladora Commercial Mexicana SA
              de CV ADR (27)....................       76,544
     7,600   TV Azteca SA de CV ADR (22)........       48,716
                                                  -----------
                                                      204,199
                                                  -----------
             BRAZIL (0.8%)
    10,020   CIA Companhia Paranaense de
              Energia-Copel ADR (32)............       75,250
     7,410   Tele Centro Oeste Cellular
              Participacoes ADR (29)............       64,097
     1,565   Telemig Celular Participacoes SA
              ADR (29)..........................       64,635
                                                  -----------
                                                      203,982
                                                  -----------
             NORWAY (0.7%)
     4,090   Bergesen D Y ASA-B (31)............       70,628
    11,000   Fjord Seafood ASA (15).............       28,906
     7,200   Petroleum Geo-Services ASA (12)....       72,978
                                                  -----------
                                                      172,512
                                                  -----------
             PORTUGAL (0.4%)
    12,300   Brisa Auto Estradas de Portugal SA
              (31)..............................      104,384
                                                  -----------
             IRELAND (0.3%)
     3,250   Bank of Ireland (4)................       32,353
     1,400   IONA Technologies PLC ADR (9)......       53,900
                                                  -----------
                                                       86,253
                                                  -----------
             FINLAND (0.3%)
     4,480   Elisa Communications Oyj (29)......       73,416
                                                  -----------
             TOTAL FOREIGN COMMON STOCK (96.2%)
              (COST $23,612,548)................  $23,385,107
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
- -------------------------------------------------------------
             FINANCIAL SERVICES (4.7%)
$1,136,000   State Street Bank 2.000% due
              07/02/01 repurchase price
              $1,136,189 collateralized by U.S.
              Treasury Note Market Value:
              ($1,162,923) Face Value:
              ($1,070,000) Due: 05/15/06
              Interest: 6.875%..................  $ 1,136,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (4.7%)
              (COST $1,136,000).................  $ 1,136,000
                                                  -----------
             TOTAL HOLDINGS (100.9%) (COST
              $24,748,548) (A)..................  $24,521,107
                                                  -----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (-0.9%)...............     (228,559)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $24,292,548
                                                  ===========

- ---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis. See note 1.
ADR (American depository receipt) represents ownership of foreign securities.
 AG  Aktiengesellschaft (West German Stock Company)
PLC  Public Limited Company
 SA  Sociedad Anonima (Spanish Corp.)

INDUSTRY CLASSIFICATIONS

  (1)  Aerospace
  (2)  Appliances & Household Durables
  (3)  Automotive
  (4)  Banking
  (5)  Building/Construction
  (6)  Capital Goods
  (7)  Chemicals
  (8)  Communications
  (9)  Computer & Related
 (10)  Consumer Products
 (11)  Electrical & Electronics
 (12)  Energy and Oil
 (13)  Entertainment & Leisure
 (14)  Finance
 (15)  Food & Beverage
 (16)  Forest & Paper Products
 (17)  Governmental
 (18)  Hotels
 (19)  Insurance
 (20)  Machinery
 (21)  Manufacturing
 (22)  Media & Publishing
 (23)  Medical & Health Care
 (24)  Metal & Mining
 (25)  Plastics
 (26)  Real Estate
 (27)  Retailing
 (28)  Services
 (29)  Telecommunications
 (30)  Textile
 (31)  Transportation
 (32)  Utilities
 (33)  Diversified
 (34)  Miscellaneous

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2001 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (Cost $24,748,548).............  $24,521,107
  Unrealized gain on forward currency
    contracts (note 5)......................       72,889
  Cash......................................      454,361
  Receivable for securities sold............      261,640
  Receivable for fund shares sold...........        1,422
  Dividends & accrued interest receivable...       73,898
  Other.....................................          656
                                              -----------
    Total assets............................   25,385,973
                                              -----------
Liabilities:
  Payable for securities purchased..........    1,000,849
  Payable for fund shares redeemed..........          178
  Payable for investment management services
    (note 5)................................       20,182
  Other accrued expenses....................       72,216
                                              -----------
    Total liabilities.......................    1,093,425
                                              -----------
Net assets at market value..................  $24,292,548
                                              ===========
Net assets consist of:
  Par value, $1 per share...................        2,171
  Paid-in capital in excess of par value....   27,724,653
  Accumulated net realized loss on
    investments.............................   (1,728,971)
  Net unrealized appreciation (depreciation)
    on:
    Investments (note 1)....................     (227,441)
    Foreign currency related transactions...          423
    Forward currency contracts (note 5).....       72,889
  Net investment loss.......................   (1,551,176)
                                              -----------
Net assets at market value..................  $24,292,548
                                              ===========
Shares outstanding (note 4).................    2,170,699
Net asset value per share...................  $     11.19
                                              ===========

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 2001 (Unaudited)

Investment income:
  Interest...................................  $    17,895
  Dividends (net of $19,786 foreign taxes
    withheld)................................      225,550
                                               -----------
      Total investment income................      243,445
                                               -----------
Expenses:
  Management fees (note 3)...................      128,071
  Accounting, custudy & transfer agent fees
    (note 3).................................      109,889
  Directors' fees (note 3)...................          521
  Professional fees..........................        3,987
  Printing fees..............................        2,480
  Filing fees................................          918
  Conversion expense.........................        4,535
  Other......................................          258
                                               -----------
    Total expenses...........................      250,659
                                               -----------
    Net investment loss......................       (7,214)
                                               -----------
Realized & unrealized gain (loss) on
  investments and foreign currency:
    Net realized loss from:
      Investments............................   (1,599,279)
      Foreign currency related
         transactions........................      (85,104)
    Net change in unrealized appreciation/
      (depreciation) on:
         Investments.........................   (2,775,512)
         Foreign currency related
           transactions......................       76,257
                                               -----------
         Net loss on investments.............   (4,383,638)
                                               -----------
         Net decrease in net assets from
           operations........................  $(4,390,852)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
INTERNATIONAL SMALL COMPANY PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2001       DECEMBER 31,
                                                                (UNAUDITED)            2000
                                                              ----------------     ------------
From operations:
  Net investment loss.......................................    $     (7,214)      $   (374,499)
  Realized gain (loss) on investments and foreign currency
    transactions............................................      (1,684,383)         1,255,170
  Unrealized depreciation on investments and foreign
    currency transactions...................................      (2,699,255)       (14,241,849)
                                                                ------------       ------------
      Net decrease in assets from operations................      (4,390,852)       (13,361,178)
                                                                ------------       ------------
Dividend and distribution to shareholders:
  Capital gains and foreign currency related transaction
    distributions...........................................               0         (1,750,675)
  Distributions in excess of capital gains..................               0           (146,711)
                                                                ------------       ------------
      Total dividends and distributions.....................               0         (1,897,386)
                                                                ------------       ------------
From capital share transactions (note 4):
  Received from shares sold.................................      21,552,796         41,525,267
  Received from dividends reinvested........................               0          1,897,386
  Paid for shares redeemed..................................     (23,457,530)       (35,722,582)
                                                                ------------       ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................      (1,904,734)         7,700,071
                                                                ------------       ------------
         Decrease in net assets.............................      (6,295,586)        (7,558,493)
Net Assets:
  Beginning of period.......................................      30,588,134         38,146,627
                                                                ------------       ------------
  End of period.............................................    $ 24,292,548       $ 30,588,134
                                                                ============       ============

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED            YEARS ENDED DECEMBER 31,
                                                               JUNE 30, 2001       ---------------------------------------
                                                                (UNAUDITED)         2000       1999       1998       1997
                                                              ----------------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................      $ 13.29          $20.25     $10.76     $11.73     $11.66
Income (loss) from investment operations:
  Net investment income (loss)..............................         0.00           (0.18)     (0.20)      0.29       0.29
  Net realized & unrealized gain (loss) on investments and
    foreign currency transactions...........................        (2.10)          (5.89)     11.81       0.13       1.03
                                                                  -------          ------     ------     ------     ------
    Total income (loss) from investment operations..........        (2.10)          (6.07)     11.61       0.42       1.32
                                                                  -------          ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................         0.00            0.00       0.00      (0.29)     (0.38)
  Distributions from net realized capital gains & foreign
    currency related transactions...........................         0.00           (0.82)     (2.12)     (1.10)     (0.87)
  Distributions in excess of capital gains..................         0.00           (0.07)      0.00       0.00       0.00
                                                                  -------          ------     ------     ------     ------
    Total distributions.....................................         0.00           (0.89)     (2.12)     (1.39)     (1.25)
                                                                  -------          ------     ------     ------     ------
Net asset value, end of period..............................      $ 11.19          $13.29     $20.25     $10.76     $11.73
                                                                  =======          ======     ======     ======     ======
Total return................................................       (15.80)%(b)     (30.27)%   108.51%      3.53%     11.67%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................         1.90%(a)        1.63%      2.06%      1.30%      1.32%
  Ratio of net investment income (loss) to average net
    assets..................................................        (0.05)%(a)      (0.98)%    (1.44)%     2.48%      2.33%
Portfolio turnover rate.....................................          117%            251%       314%        55%        29%
Net assets at end of period (millions)......................      $  24.2          $ 30.6     $ 38.1     $ 19.8     $ 18.0

- ---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 OBJECTIVE

The principal investment objective of the Aggressive Growth Portfolio is to seek capital growth. The portfolio invests in a diversified collection of securities believed to represent attractive growth opportunities.
 PERFORMANCE AS OF JUNE 30, 2001

TOTAL RETURNS:
One-year                                   (39.73)%
Three-year                                 (16.41)%
Five-year                                   (6.16)%
Since inception (3/31/95)                   (1.55)%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

Relentless volatility in equity markets took its toll on technology and non-technology stocks alike during the first six months of the year. Slowing business investment, deteriorating corporate earnings, mounting job layoffs and high energy prices triggered the extreme swings, further straining an economy that appeared to be headed toward a recession.

With the economic outlook growing bleaker by the day, the Federal Reserve took aggressive action in early January and surprised investors by lowering interest rates a half-point. Later, scant evidence of a turnaround persuaded central bankers to follow that inter-meeting move with five additional rate cuts. By the end of June, borrowing costs had been slashed to 3.75%, the lowest in seven years. Although stocks rallied after each reduction, they later gave back their gains on fears of ongoing weakness in company profits. All three major market indices ended the period down, with the technology-laden Nasdaq Composite Index suffering the biggest loss.

The Portfolio fell 23.88% in this volatile environment and underperformed its benchmark, the S&P 500 Index, down 6.70%. VERITAS was among our disappointments. Despite meeting first-quarter forecasts and later announcing it would do the same in the second quarter, the storage management software provider gave ground amid the carnage in the high-tech sector. While it has not been immune to the sizeable cutbacks in corporate IT budgets, VERITAS' focus on broadening its product line to accommodate new platforms has helped it achieve its sales goals in the face of slowing capital expenditures. When the economy starts to pick up again, spending on storage management should also pick up, ultimately benefiting VERITAS.

Nokia worked against us as well. The top cellular phone maker plunged after it cut estimates for second-quarter sales growth and lowered its earnings forecast. Handset sales have slipped recently as economies around the world have slowed. The slump has been made worse by consumers delaying purchases until new models that enable faster Internet access are introduced. Although we expect sales to rebound in 2002, we are nevertheless monitoring the situation closely.

AES Corporation, one of the world's leading independent power producers, also declined. News it was facing a Justice Department antitrust probe for agreeing to limit expansion of some of its plants dragged down AES shares. Federal rate caps and allegations of electricity overcharges in California only added to the company's woes. Still, AES's solid fundamentals and growing global presence convinced us to increase our position at more attractive prices.

On a positive note, AOL Time Warner was a winner. A year after it was first announced, in January AOL's acquisition of Time Warner was given the go-ahead, creating the world's largest entertainment and media corporation. Although slowing advertising sales have weighed on revenues, the company plans to meet its 2001 profit goals by implementing cost-cutting measures and expanding into international markets where opportunities for growth abound.

Looking ahead, an economic recovery appears to be on the horizon. Even so, we will continue to pick stocks as we always have, employing our research-driven, company-by-company approach to finding those that can perform no matter what the economy has in store.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                AGGRESSIVE GROWTH PORTFOLIO
                                                              (COMMENCED OPERATIONS MARCH 31,
                                                                           1995)                          S&P 500 INDEX
                                                              -------------------------------             -------------
3/95                                                                        10000                              10000
6/95                                                                        11027                              10953
12/95                                                                     12695.4                              12528
6/96                                                                      12474.5                            13805.9
12/96                                                                     12792.6                            15419.8
6/97                                                                      13448.8                            18580.9
12/97                                                                     14395.6                            20546.7
6/98                                                                      15547.3                            24185.5
12/98                                                                       15524                            26417.9
6/99                                                                        14740                            29688.4
12/99                                                                     16417.4                            31977.4
6/00                                                                      15066.3                            31839.9
12/00                                                                       11928                            29063.5
6/01                                                                      9079.57                            27116.2

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

 TOP 10 HOLDINGS AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  Veritas Software                         4.4
 2.  Walgreen Co.                             2.8
 3.  Comcast Corp. CL A Special               2.7
 4.  Maxim Integrated Products                2.7
 5.  Nvidia Corp.                             2.4
 6.  Nokia Corp.                              2.3
 7.  Kroger                                   2.2
 8.  AOL Time Warner, Inc.                    2.2
 9.  General Electric                         2.1
10.  New York Times                           2.0

 TOP 5 INDUSTRIES AS OF JUNE 30, 2001*

                                      % of Net Assets
 1.  Computer & Related                     9.0
 2.  Computer Software                      7.5
 3.  Electronics/Semiconductors             8.6
 4.  Telecommunications                     7.2
 5.  Broadcast Radio & TV                   6.8

- ---------------
* Composition of Portfolio subject to change.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

                                                      MARKET
  SHARES               U.S. COMMON STOCK               VALUE
- ----------------------------------------------------------------
              AEROSPACE (1.3%)
      1,835   Boeing Co. ........................  $     102,026
      1,915   General Dynamics Corp. ............        149,006
                                                   -------------
                                                         251,032
                                                   -------------
              AUTOMOTIVE & RELATED (1.9%)
      7,610   Harley-Davidson Inc. ..............        358,279
                                                   -------------
              BANKING (3.9%)
      3,365   Bank Of New York...................        161,520
     10,825   Citigroup Inc. ....................        571,993
                                                   -------------
                                                         733,513
                                                   -------------
              BROADCAST RADIO & TV (5.3%)
      3,425   *Clear Channel Communications......        214,747
     11,825   *Comcast Corp. CL A................        513,205
      6,045   *Cox Communications Inc. CL A......        267,793
                                                   -------------
                                                         995,745
                                                   -------------
              BUSINESS SERVICES (0.5%)
      3,365   Manpower Inc. .....................        100,614
                                                   -------------
              COMPUTER & RELATED (7.6%)
      7,751   *AOL Time Warner Inc. .............        410,750
      2,490   *Brocade Communications Systems....        109,535
     11,505   *Cisco Systems Inc. ...............        209,391
      1,195   *Fiserv Inc. ......................         76,456
      4,890   *Nvidia Corp. .....................        453,548
      2,800   *Verisign Inc. ....................        168,028
                                                   -------------
                                                       1,427,708
                                                   -------------
              COMPUTER SOFTWARE (7.5%)
     20,280   *Inktomi Corp. ....................        194,485
      2,475   *Microsoft Corp. ..................        180,675
      4,685   *Siebel Systems Inc. ..............        219,726
     12,295   *Veritas Software Corp. ...........        817,986
                                                   -------------
                                                       1,412,872
                                                   -------------
              CONSUMER PRODUCTS (2.4%)
      2,970   Colgate-Palmolive Co. .............        175,200
      6,225   Estee Lauder Cos. CL A.............        268,297
                                                   -------------
                                                         443,497
                                                   -------------
              DRUGS/BIOTECHNOLOGY (3.5%)
      4,220   *Genetech Inc. ....................        237,756
        900   *Ivax Corp. .......................         35,100
      9,440   Pfizer Inc. .......................        378,072
                                                   -------------
                                                         650,928
                                                   -------------
              ELECTRICAL EQUIPMENT (2.1%)
      8,180   General Electric...................        398,775
                                                   -------------
              ELECTRONICS/SEMICONDUCTOR (8.3%)
      7,550   *Advanced Micro Devices............        218,044
      5,575   *Applied Materials Inc. ...........        273,733
      5,085   *Celestica Inc. ...................        261,877
      2,680   *FEI Co. ..........................        109,880
     11,310   *Maxim Integrated Products.........        500,015
      4,920   *Xilinx Inc. ......................        202,901
                                                   -------------
                                                       1,566,450
                                                   -------------

                                                      MARKET
  SHARES               U.S. COMMON STOCK               VALUE
- ----------------------------------------------------------------
              ENTERTAINMENT & LEISURE (0.5%)
      3,270   Walt Disney Co. ...................  $      94,470
                                                   -------------
              FINANCIAL SERVICES (5.6%)
      7,425   Charles Schwab Corp. ..............        113,603
      1,825   *Concord EFS Inc. .................         94,918
      3,335   Fannie Mae.........................        283,975
      4,130   Goldman Sachs Group Inc. ..........        354,354
      2,805   MGIC Investment....................        203,755
                                                   -------------
                                                       1,050,605
                                                   -------------
              FOOD & RELATED (4.1%)
     16,660   *Kroger Co. .......................        416,500
      7,180   *Safeway Inc. .....................        344,640
                                                   -------------
                                                         761,140
                                                   -------------
              HOTEL & LODGING (1.2%)
      7,730   *MGM Grand Inc. ...................        231,591
                                                   -------------
              MEDICAL & RELATED (4.4%)
      5,122   Cardinal Health Inc. ..............        353,418
      1,090   HCA The Healthcare Co. ............         49,257
      2,825   Medtronic Inc. ....................        129,978
      5,630   *Tenet Healthcare Corp. ...........        290,452
                                                   -------------
                                                         823,105
                                                   -------------
              PUBLISHING-NEWSPAPERS (1.9%)
      8,740   New York Times Co. CL A............        367,080
                                                   -------------
              RETAIL (6.8%)
     13,890   Tiffany & Co. .....................        503,096
      4,975   Wal-Mart Stores Inc. ..............        242,780
     15,390   Walgreen Co. ......................        525,569
                                                   -------------
                                                       1,271,445
                                                   -------------
              OIL, ENERGY & NATURAL GAS (1.2%)
      4,125   Schlumberger.......................        217,181
                                                   -------------
              TELECOMMUNICATIONS (5.1%)
      2,510   *Ciena Corp. ......................         95,380
      3,865   *Comverse Technology Inc. .........        220,691
      5,035   *Juniper Networks Inc. ............        156,589
      8,280   *ONI Systems Corp. ................        231,012
      8,150   Qwest Communications Intl. ........        259,741
                                                   -------------
                                                         963,413
                                                   -------------
              TRANSPORTATION (1.0%)
     10,595   Southwest Airlines Co. ............        195,902
                                                   -------------
              UTILITIES (1.6%)
      5,245   *AES Corp. ........................        301,135
                                                   -------------
              TOTAL U.S. COMMON STOCK (77.7%)
               (COST $15,550,786)................  $  14,616,480
                                                   -------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

                                                      MARKET
  SHARES             FOREIGN COMMON STOCK              VALUE
- ----------------------------------------------------------------
              CANADA (0.8%)
              TELECOMMUNICATIONS (0.8%)
      4,375   *Research In Motion................  $     141,094
                                                   -------------
              FINLAND (2.3%)
              COMMUNICATIONS (2.3%)
     19,810   Nokia Corp. Spon ADR...............        436,612
                                                   -------------
              GERMANY (1.8%)
              COMMUNICATIONS (1.8%)
         20   *NTT Mobile Communications.........        347,980
                                                   -------------
              MEXICO (1.5%)
              BROADCAST RADIO & TV (1.5%)
      6,965   *Grupo Televisa SA SP GDR..........        278,670
                                                   -------------
              NETHERLANDS (2.1%)
              COMPUTER & RELATED (1.4%)
     11,930   *ASM Lithography Holdings..........        265,443
                                                   -------------
              PUBLISHING (0.7%)
      4,747   *Wolters Kluwer-CVA................        127,597
                                                   -------------
              TOTAL NETHERLANDS..................        393,040
                                                   -------------
              UNITED KINGDOM (0.6%)
              TELECOMMUNICATIONS (0.6%)
      7,899   *Colt Telecom Group PLC............         54,660
      2,365   *Colt Telecom Group PLC ADR........         66,220
                                                   -------------
                                                         120,880
                                                   -------------
              TOTAL FOREIGN COMMON STOCK (9.1%)
               (COST $2,994,231).................  $   1,718,276
                                                   -------------
              TOTAL COMMON STOCK (86.8%)
               (COST $18,545,017)................  $  16,334,756
                                                   -------------

   FACE                                               MARKET
  AMOUNT                LONG-TERM NOTES                VALUE
- ----------------------------------------------------------------
              COMMUNICATIONS (2.5%)
$    60,000   American Tower Corp. (144A) 9.375%
               02/01/09..........................  $      56,250
     60,000   Exodus Communications 11.625%
               07/15/10..........................         21,000
    175,000   Mediacom Communications (144A)
               11.000% 07/15/13..................        178,938
     85,000   Nextel Communications 9.500%
               02/01/11..........................         66,831
    110,000   SBA Communications Corp. 10.250%
               02/01/09..........................        101,200
     40,000   Time Warner Telecom Inc. 10.125%
               02/01/11..........................         36,200
                                                   -------------
                                                         460,419
                                                   -------------

   FACE                                               MARKET
  AMOUNT                LONG-TERM NOTES                VALUE
- ----------------------------------------------------------------
              FINANCIAL SERVICES (0.4%)
$    85,000   Goldman Sachs Group 6.875%
               01/15/11..........................  $      84,669
                                                   -------------
              RETAIL (0.4%)
    105,000   Amazon.com Inc. 10.000% 05/01/08...         70,087
                                                   -------------
              TOTAL LONG-TERM NOTES (3.3%)
               (COST $635,168)...................  $     615,175
                                                   -------------

   FACE                                               MARKET
  AMOUNT            CONVERTIBLE DEBENTURES             VALUE
- ----------------------------------------------------------------
              ELECTRONICS/SEMICONDUCTOR (0.3%)
$    40,000   Nvidia Corp. 4.750% 10/15/07.......  $      49,700
                                                   -------------
              TELECOMMUNICATIONS (0.7%)
    185,000   Juniper Networks 4.750% 03/15/07...        133,200
                                                   -------------
              TOTAL CONVERTIBLE DEBENTURES (1.0%)
               (COST $199,287)...................  $     182,900
                                                   -------------

   FACE                                               MARKET
  AMOUNT               SHORT-TERM NOTES                VALUE
- ----------------------------------------------------------------
              FINANCIAL SERVICES (9.0%)
$ 1,700,000   Federal Home Mortgage Corp. 3.740%
               07/02/01..........................  $   1,699,814
                                                   -------------
              TOTAL SHORT-TERM NOTES (9.0%) (COST
               $1,699,814).......................  $   1,699,814
                                                   -------------

   FACE                                               MARKET
  AMOUNT             REPURCHASE AGREEMENTS             VALUE
- ----------------------------------------------------------------
              FINANCIAL (0.2%)
$    44,000   Firstar 3.150% 07/02/01 repurchase
               price $44,012 collateralized by
               FHR Market Value: ($44,878)
               Face Value: ($61,070)
               Due: 03/15/25
               Interest: 6.000%..................  $      44,000
                                                   -------------
              TOTAL REPURCHASE AGREEMENTS (0.2%)
               (COST $44,000)....................  $      44,000
                                                   -------------
              TOTAL HOLDINGS (100.3%)
               (COST $21,123,286) (a)............  $  18,876,645
                                                   -------------
              LIABILITIES, NET OF CASH &
               RECEIVABLES (-0.3%)...............        (52,382)
                                                   -------------
              TOTAL NET ASSETS (100.0%)..........  $  18,824,263
                                                   =============

- ---------------

     *  Non-income producing securities.
   (a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis. See note 1.
   ADR (American depository receipt) represents ownership of foreign securities.
   PLC  Public Limited Company
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $235,188 or 1.2% of total net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2001 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (Cost $21,123,286).............  $18,876,645
  Receivable for securities sold............       85,753
  Receivable for fund shares sold...........        1,007
  Dividends & accrued interest receivable...       24,069
  Unrealized gain on forward contracts......       29,097
  Other.....................................          137
                                              -----------
    Total assets............................   19,016,708
                                              -----------
Liabilities:
  Cash overdraft............................        5,388
  Payable for securities purchased..........      147,999
  Payable for fund shares redeemed..........        4,547
  Payable for investment management services
    (note 3)................................       12,529
  Other accrued expenses....................       21,982
                                              -----------
    Total liabilities.......................      192,445
                                              -----------
Net assets at market value..................  $18,824,263
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,892,087
  Paid-in capital in excess of par value....   28,330,033
  Accumulated net realized loss on
    investments.............................  (10,190,593)
  Net unrealized depreciation on
    investments.............................   (2,217,543)
  Undistributed net investment income.......       10,279
                                              -----------
Net assets at market value..................  $18,824,263
                                              ===========
Shares outstanding (note 4).................    2,892,087
Net asset value per share...................  $      6.51
                                              ===========

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 2001 (Unaudited)

Investment income:
  Interest...................................  $   116,412
  Dividends..................................       32,727
                                               -----------
    Total investment income..................      149,139
                                               -----------
Expenses:
  Management fees (note 3)...................       82,050
  Custodian fees (note 3)....................        2,764
  Directors' fees (note 3)...................          396
  Professional fees..........................        3,953
  Accounting and transfer agent fees.........        9,347
  Printing fees..............................        1,884
  Filing fees................................          744
  Conversion expense.........................        3,577
  Other......................................           70
                                               -----------
    Total expenses...........................      104,785
                                               -----------
    Net investment income....................       44,354
                                               -----------
Realized & unrealized gain (loss) on
  investments and foreign currency:
  Net realized income (loss) from:
    Investments..............................   (6,360,871)
    Foreign currency related transactions....       98,536
  Net change in unrealized appreciation/
    (depreciation) on:
      Investments............................      467,140
      Foreign currency related
         transactions........................      (39,220)
                                               -----------
      Net loss on investments................   (5,834,415)
                                               -----------
      Net decrease in net assets from
         operations..........................  $(5,790,061)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
AGGRESSIVE GROWTH PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2001       DECEMBER 31,
                                                                (UNAUDITED)            2000
                                                              ----------------     ------------
From operations:
  Net investment income (loss)..............................    $    44,354        $    (2,039)
  Realized loss on investments and forward currency
    transactions............................................     (6,262,335)        (1,384,338)
  Unrealized appreciation (depreciation) on investments and
    futures contracts.......................................        427,920         (7,056,228)
                                                                -----------        -----------
      Net decrease in assets from operations................     (5,790,061)        (8,442,605)
                                                                -----------        -----------
Dividend and distribution to shareholders:
  Capital gains distributions...............................        (34,075)                 0
                                                                -----------        -----------
From capital share transactions (note 4):
  Received from shares sold.................................      2,713,673         11,650,603
  Received from shares reinvested...........................         34,075                  0
  Paid for shares redeemed..................................     (2,119,764)        (2,511,663)
                                                                -----------        -----------
      Increase in net assets derived from capital share
       transactions.........................................        627,984          9,138,940
                                                                -----------        -----------
         Increase (decrease) in net assets..................     (5,196,152)           696,335
Net Assets:
  Beginning of period.......................................     24,020,415         23,324,080
                                                                -----------        -----------
  End of period (a).........................................    $18,824,263        $24,020,415
                                                                ===========        ===========
(a) Includes undistributed net investment income of.........    $    10,279        $        --
                                                                ===========        ===========

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED             YEAR ENDED DECEMBER 31,
                                                               JUNE 30, 2001       ---------------------------------------
                                                                (UNAUDITED)         2000       1999       1998       1997
                                                              ----------------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period........................       $ 8.57          $11.79     $11.15     $11.09     $10.03
Income (loss) from investment operations:
  Net investment income (loss)..............................         0.01            0.00      (0.03)     (0.01)     (0.05)
  Net realized & unrealized gain (loss) on investments......        (2.06)          (3.22)      0.67       0.88       1.29
                                                                   ------          ------     ------     ------     ------
    Total income (loss) from investment operations..........        (2.05)          (3.22)      0.64       0.87       1.24
                                                                   ------          ------     ------     ------     ------
Less distributions:
  Dividends from net investment income......................        (0.01)           0.00       0.00       0.00      (0.14)
  Distributions from net realized capital gains.............         0.00            0.00       0.00      (0.81)     (0.04)
                                                                   ------          ------     ------     ------     ------
    Total distributions.....................................        (0.01)           0.00       0.00      (0.81)     (0.18)
                                                                   ------          ------     ------     ------     ------
Net asset value, end of period..............................       $ 6.51          $ 8.57     $11.79     $11.15     $11.09
                                                                   ======          ======     ======     ======     ======
Total return................................................       (23.87)%(b)     (27.31)%     5.76%      7.84%     12.53%
Ratios and supplemental data:
  Ratio of expenses to average net assets...................         0.99%(a)        0.98%      0.95%      0.94%      0.97%
  Ratio of net investment income (loss) to average net
    assets..................................................         0.42%(a)       (0.01)%    (0.32)%    (0.09)%    (0.40)%
Portfolio turnover rate.....................................           52%            160%       241%       203%       193%
Net assets at end of period (millions)......................       $ 18.8          $ 24.0     $ 23.3     $26.40     $19.90

- ---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 OBJECTIVE

The objective of the Core Growth Portfolio is to provide long-term capital appreciation.

 PERFORMANCE AS OF JUNE 30, 2001

TOTAL RETURN:

One-year                                   (49.94)%
Three-year                                   5.98%
Since inception (1/3/97)                     6.32%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Ohio National Core Growth Portfolio fell (26.68)% for the period ending June 30, 2001, versus (6.12)% for the Russell 3000 Index.

Portfolio returns benefited from an overweight position in health care and an underweight position in energy. Additionally, favorable security selection in both the consumer cyclical and services segments had a positive impact on performance relative to the benchmark. During the quarter, many companies repeatedly dropped their growth forecasts to the point where annual growth rate projections were negative. In contrast, some of our holdings with only moderated sales and earnings growth forecasts became relatively attractive, benefiting returns for the quarter.

Although health care contributed positively to overall performance during the quarter, some of our holdings fell victim to negative earnings pre-announcements, missed milestones, product delays, and clinical results that were misunderstood by the public. However, we continue to hold almost all of these companies, as we believe they still exhibit significant near- and long-term growth opportunities.

The outlook for renewed earnings growth in the second half was challenged during the quarter, as companies continued to cite deteriorating business conditions. Although many Wall Street analysts were quick to interpret any comments of "bottoming out" as positive, these comments were generally devoid of any indication for improved growth. Many of these companies have been under extreme negative pressure, making it even tougher to set expectations for growth once we return to a more normalized economic environment. Our challenge has been to focus on those companies and sectors currently realizing growth as a result of solid fundamentals. This has become more difficult, as the number of companies in this category has diminished.

We continued to diversify the Portfolio by increasing our weightings in the consumer cyclicals, financial, health care, industrial, and services sectors. We also took advantage of the Portfolio's broad market capitalization mandate to add several larger companies to holdings during the quarter.

Although we continue to wait for signs that the Fed's interest rate cuts are positively impacting the economy, we do believe that the Fed's actions put us closer to a recovery. We will continue to monitor the companies most likely to benefit from an improved spending environment and less stringent corporate budgets. Meanwhile, we will maintain our current posture of further diversification, while seeking to invest in those companies that we believe exhibit the best growth potential supported by strong fundamentals.

We believe the technology sector continues to offer the most opportunities for investing in companies likely to achieve above-average sales and earnings growth relative to other sectors. Technology companies that can emerge from the economic malaise with improved competitive advantage will likely be rewarded premium valuations. While it is still too early to tell for many companies, we are closely monitoring the sector, looking for those companies that we believe are best positioned to take advantage of economic recovery.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                 GROWTH & INCOME PORTFOLIO
                                                              (COMMENCED OPERATIONS JANUARY 3,
                                                                           1997)                        RUSSEL 3000 INDEX
                                                              --------------------------------          -----------------
12/96                                                                       10000                              10000
6/97                                                                        10080                              11776
12/97                                                                     9691.92                            13169.1
6/98                                                                      11069.1                            15145.8
12/98                                                                     10546.7                              16312
6/99                                                                      12823.7                              18165
12/99                                                                     21615.6                            21959.7
6/00                                                                      26319.2                            22168.3
12/00                                                                     17968.1                            20312.9
6/01                                                                      13174.2                            19069.7

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Russell 3000 Index measures the performance of the 3,000 largest U.S. Companies as determined by total market capitalization.

 TOP 10 HOLDINGS AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  Invitrogen Corp.                        3.1
 2.  Pfizer, Inc.                            2.8
 3.  AOL Time Warner Inc.                    2.5
 4.  Siebel Systems, Inc.                    2.4
 5.  Teva Pharmaceutical ADR                 2.3
 6.  Federal Home Loan MTG Corp.             2.3
 7.  ANDRX Group                             2.2
 8.  GemStar-TV Guide Int'l., Inc.           2.0
 9.  Macrovision Corp.                       2.0
10.  Biomet, Inc.                            1.9

 TOP 5 INDUSTRIES AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  Drugs/Biotechnology                     18.8
 2.  Medical & Related                       15.1
 3.  Computer Software                       13.3
 4.  Computer & Related                       8.1
 5.  Telecommunications & Wireless            6.4

- ---------------
* Composition of Portfolio subject to change.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

                                                    MARKET
 SHARES              U.S. COMMON STOCK               VALUE
- -------------------------------------------------------------
           ADVERTISING (3.7%)
  11,000   *Getty Images Inc. ..................  $   288,860
   7,400   *Lamar Advertising Co. ..............      325,600
   3,000   Omnicom Group........................      258,000
                                                  -----------
                                                      872,460
                                                  -----------
           BUILDING & CONSTRUCTION (0.9%)
   5,000   *Shaw Group Inc. ....................      200,500
                                                  -----------
           BUSINESS SERVICES (2.0%)
   4,900   *Concord EFS Inc. ...................      254,849
   1,200   *Convergys Corp. ....................       36,300
   4,400   *Corporate Executive Board Co. ......      184,800
                                                  -----------
                                                      475,949
                                                  -----------
           COMPUTER & RELATED (8.1%)
  11,000   *AOL Time Warner Inc. ...............      583,000
   5,300   *Bisys Group Inc. ...................      312,700
   2,800   *Citrix Systems Inc. ................       97,720
   3,400   Electronic Data Systems Corp. .......      212,500
   6,300   Jack Henry & Associates..............      195,300
   5,500   *Manugistics Group Inc. .............      138,050
   6,000   *Mercury Interactive Corp. ..........      359,400
                                                  -----------
                                                    1,898,670
                                                  -----------
           COMPUTER SOFTWARE (11.8%)
   4,700   *Advent Software Inc. ...............      298,450
   3,400   *Electronic Arts.....................      196,860
   7,300   *Informatica Corp. ..................      126,728
   8,800   *Micromuse Inc. .....................      246,312
  12,400   *Peregrine Systems Inc. .............      359,600
  10,700   *Quest Software Inc. ................      403,925
   6,600   *Rational Software Corp. ............      185,130
  12,100   *Siebel Systems Inc. ................      567,490
   3,400   *Ulticom Inc. .......................      114,920
   3,800   *Veritas Software Corp. .............      252,814
                                                  -----------
                                                    2,752,229
                                                  -----------
           DRUGS/BIOTECHNOLOGY (16.5%)
   5,100   *Amgen...............................      309,468
   6,800   *Andrx Group.........................      523,600
   8,300   *Celgene Corp. ......................      239,455
   2,400   *Enzon Inc. .........................      150,000
   4,400   *Genzyme Corp. ......................      268,400
  10,000   *Invitrogen Corp. ...................      718,000
   6,600   *King Pharmaceuticals Inc. ..........      354,750
   6,700   *Medics Pharmaceutical CL A..........      355,100
  16,500   Pfizer Inc. .........................      660,825
   5,500   *Pharmaceutical Product Develop......      167,805
   3,800   *Techne Corp. .......................      123,500
                                                  -----------
                                                    3,870,903
                                                  -----------
           EDUCATION (1.6%)
   9,000   *Apollo Group Inc. ..................      382,050
                                                  -----------

                                                    MARKET
 SHARES              U.S. COMMON STOCK               VALUE
- -------------------------------------------------------------
           ELECTRONICS/SEMICONDUCTORS (2.9%)
   3,000   *L-3 Communications Holdings.........  $   228,900
   2,000   *Microsemi Corp. ....................      142,000
   2,700   *Nvidia Corp. .......................      250,425
   2,200   *RF Micro Devices Inc. ..............       59,334
                                                  -----------
                                                      680,659
                                                  -----------
           FINANCIAL SERVICES (4.4%)
   4,000   *Americredit Corp. ..................      207,800
   5,400   Citigroup Inc. ......................      285,336
   7,600   Federal Home Loan Mtg. Corp. ........      532,000
                                                  -----------
                                                    1,025,136
                                                  -----------
           INSTRUMENTS/CONTROL (1.2%)
   3,300   *Mettler-Toledo Intl.................      142,725
   5,200   Perkin Elmer Inc. ...................      143,156
                                                  -----------
                                                      285,881
                                                  -----------
           INSURANCE (1.4%)
   2,900   American International Group.........      249,400
   4,600   *Odyssey Re Holdings Corp. ..........       83,122
                                                  -----------
                                                      332,522
                                                  -----------
           INTERNET & RELATED (3.2%)
   7,400   *EBAY Inc. ..........................      506,826
   5,000   *Internet Security Systems...........      242,800
                                                  -----------
                                                      749,626
                                                  -----------
           INTERNET SOFTWARE (2.2%)
   6,200   *Interwoven Inc. ....................      104,780
   5,700   *Netegrity Inc. .....................      171,000
   6,700   *Openwave Systems Inc. ..............      232,490
                                                  -----------
                                                      508,270
                                                  -----------
           MEDIA (5.5%)
   5,600   *Clear Channel Communications........      351,120
  10,800   *Gemstar-TV Guide Intl. Inc. ........      460,080
   6,800   *Macrovision Corp. ..................      465,800
                                                  -----------
                                                    1,277,000
                                                  -----------
           MEDICAL & RELATED (15.1%)
   4,500   *Accredo Health Inc. ................      167,355
   4,700   *Advance PCS.........................      301,035
   9,400   Biomet Inc. .........................      451,764
  17,900   *Cytyc Corp. ........................      412,595
   3,000   *Cardinal Health Inc. ...............      207,000
   5,200   *Express Scripts Inc. ...............      286,156
   4,600   *Laboratory Corp. of America.........      353,740
   7,300   *Life Point Hospitals Inc. ..........      323,244
   6,200   *Minimed Inc. .......................      297,600
  14,600   *United Surgical Partners............      350,400
   5,200   *Varian Medical Systems Inc. ........      371,800
                                                  -----------
                                                    3,522,689
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

                                                    MARKET
 SHARES              U.S. COMMON STOCK               VALUE
- -------------------------------------------------------------
           OIL, ENERGY & NATURAL GAS (2.6%)
   3,500   *BJ Services Co. ....................  $    99,330
   2,600   Diamond Offshore Drilling............       85,930
   8,000   *Hanover Compressor Co. .............      264,720
   2,200   *Pride International Inc. ...........       41,800
   2,500   *Wetherford International............      120,000
                                                  -----------
                                                      611,780
                                                  -----------
           RESTAURANTS (1.8%)
   2,700   *CEC Entertainment Inc. .............      133,245
  12,200   *Starbucks Corp. ....................      280,600
                                                  -----------
                                                      413,845
                                                  -----------
           RETAIL (1.8%)
  13,900   *Bed Bath and Beyond Inc. ...........      417,000
                                                  -----------
           TELECOMMUNICATIONS & WIRELESS (6.4%)
   3,900   *Comverse Technology Inc. ...........      222,690
   8,600   *ONI Systems Corp. ..................      239,940
  11,400   *Polycom Inc. .......................      263,226
   9,300   *Sonus Networks Inc. ................      217,248
   1,300   *Time Warner Telecom CL A............       43,576
   7,800   *Triton PCS Holdings.................      319,800
   4,600   *Western Wireless Corp. CL A.........      197,800
                                                  -----------
                                                    1,504,280
                                                  -----------
           TOTAL U.S. COMMON STOCK (93.1%) (COST
            $20,901,599)........................  $21,781,449
                                                  -----------

                                                    MARKET
 SHARES            FOREIGN COMMON STOCK              VALUE
- -------------------------------------------------------------
           BERMUDA (2.9%)
           DIVERSIFIED MANUFACTURING
  12,300   Tyco International Ltd. .............  $   670,350
                                                  -----------

                                                    MARKET
 SHARES            FOREIGN COMMON STOCK              VALUE
- -------------------------------------------------------------
           ISRAEL (2.3%)
           DRUGS/BIOTECHNOLOGY
   8,500   Teva Pharmaceutical ADR..............  $   529,550
                                                  -----------
           IRELAND (1.5%)
           COMPUTER SOFTWARE
   9,800   *Smartforce PLC SP ADR...............      345,254
                                                  -----------
           TOTAL FOREIGN COMMON STOCK (6.7%)
            (COST $1,466,609)...................  $ 1,545,154
                                                  -----------
           TOTAL COMMON STOCK (99.8%) (COST
            $22,368,208)........................  $23,326,603
                                                  -----------

                                                    MARKET
 SHARES            REPURCHASE AGREEMENTS             VALUE
- -------------------------------------------------------------
           FINANCIAL SERVICES (1.7%)
 401,000   Firstar 3.150% 07/02/01 repurchase
            price $401,105 collateralized by FHR
            Market Value: ($408,999) Face Value:
            ($556,568) Due: 03/15/25 Interest:
            6.000%..............................  $   401,000
                                                  -----------
           TOTAL SHORT-TERM NOTES (1.7%) (COST
            $401,000)...........................  $   401,000
                                                  -----------
           TOTAL HOLDINGS (101.5%) (COST
            $22,769,208) (A)....................  $23,727,603
                                                  -----------
           LIABILITIES, NET OF CASH &
            RECEIVABLES (-1.5%).................     (340,550)
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $23,387,053
                                                  ===========

- ---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis. See Note 1.
ADR (American depository receipt) represents ownership of foreign securities.
PLC  Public Limited Company

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2001 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (Cost $22,769,208).............  $23,727,603
  Receivable for securities sold............       11,935
  Receivable for fund shares sold...........       58,965
  Dividends & accrued interest receivable...          899
  Other.....................................        1,658
                                              -----------
    Total assets............................   23,801,060
                                              -----------
Liabilities:
  Cash overdraft............................        6,633
  Payable for securities purchased..........      368,504
  Payable for fund shares redeemed..........          431
  Payable for investment management services
    (note 3)................................       18,047
  Other accrued expenses....................       20,392
                                              -----------
    Total liabilities.......................      414,007
                                              -----------
Net assets at market value..................  $23,387,053
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,681,047
  Paid-in capital in excess of par value....   35,494,335
  Accumulated net realized loss on
    investments.............................  (15,644,582)
  Net unrealized appreciation on
    investments.............................      958,395
  Net investment loss.......................     (102,142)
                                              -----------
Net assets at market value..................  $23,387,053
                                              ===========
Shares outstanding (note 4).................    2,681,047
Net asset value per share...................  $      8.72
                                              ===========

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 2001 (Unaudited)

Investment income:
  Interest...................................  $    41,711
  Dividends..................................        9,795
                                               -----------
    Total investment income..................       51,506
                                               -----------
Expenses:
  Management fees (note 3)...................      123,061
  Custodian fees (note 3)....................        3,669
  Directors' fees (note 3)...................          545
  Professional fees..........................        4,008
  Accounting and transfer agent fees.........       13,637
  Printing fees..............................        2,480
  Filing fees................................          992
  Conversion expense.........................        5,215
  Other......................................           41
                                               -----------
    Total expenses...........................      153,648
                                               -----------
    Net investment loss......................     (102,142)
                                               -----------
Realized & unrealized gain (loss) on
  Investments:
  Net realized loss from investments.........  (15,644,725)
  Net change in unrealized appreciation/
    (depreciation) on investments............    6,087,211
                                               -----------
      Net loss on investments................   (9,557,514)
                                               -----------
      Net decrease in net assets from
         operations..........................  $(9,659,656)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CORE GROWTH PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2001       DECEMBER 31,
                                                                (UNAUDITED)            2000
                                                              ----------------     ------------
From operations:
  Net investment loss.......................................    $   (102,142)      $   (313,531)
  Realized gain (loss) on investments.......................     (15,644,725)         5,817,117
  Unrealized appreciation (depreciation) on investments.....       6,087,211        (15,239,184)
                                                                ------------       ------------
      Net decrease in assets from operations................      (9,659,656)        (9,735,598)
                                                                ------------       ------------
Dividend and distribution to shareholders:
  Capital gains distributions...............................               0         (6,194,903)
                                                                ------------       ------------
From capital share transactions (note 4):
  Received from shares sold.................................       4,306,425         20,474,980
  Received from dividends reinvested........................               0          6,194,903
  Paid for shares redeemed..................................      (7,666,894)        (5,794,676)
                                                                ------------       ------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................      (3,360,469)        20,875,207
                                                                ------------       ------------
         Increase (decrease) in net assets..................     (13,020,125)         4,944,706
Net Assets:
  Beginning of period.......................................      36,407,178         31,462,472
                                                                ------------       ------------
  End of period.............................................    $ 23,387,053       $ 36,407,178
                                                                ============       ============

 FINANCIAL HIGHLIGHTS

                                                             SIX MONTHS ENDED            YEARS ENDED DECEMBER 31,
                                                              JUNE 30, 2001       ---------------------------------------
                                                               (UNAUDITED)         2000       1999       1998      1997*
                                                             ----------------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period.......................       $11.90          $16.98     $10.54     $ 9.68     $10.00
Income (loss) from investment operations:
  Net investment loss......................................        (0.04)          (0.14)     (0.10)     (0.06)     (0.02)
  Net realized & unrealized gain (loss) on investments.....        (3.14)          (2.51)     11.05       0.92      (0.30)
                                                                  ------          ------     ------     ------     ------
    Total income (loss) from investment operations.........        (3.18)          (2.65)     10.95       0.86      (0.32)
                                                                  ------          ------     ------     ------     ------
Less distributions:
  Distributions from net realized capital gains............         0.00           (2.43)     (4.51)      0.00       0.00
                                                                  ------          ------     ------     ------     ------
Net asset value, end of period.............................       $ 8.72          $11.90     $16.98     $10.54     $ 9.68
                                                                  ======          ======     ======     ======     ======
Total return...............................................       (26.67)%(b)     (16.87)%   104.95%      8.82%     (3.08)%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets..................         1.11%(a)        1.09%      1.06%      1.13%      1.11%(a)
  Ratio of net investment loss to average net assets.......        (0.74)%(a)      (0.75)%    (0.75)%    (0.62)%    (0.18)%(a)
Portfolio turnover rate....................................          102%            146%       264%       134%        65%
Net assets at end of period (millions).....................       $ 23.4          $ 36.4     $ 31.5     $ 11.8     $  9.5

- ---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

 * Commenced operations on January 3, 1997

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 OBJECTIVE

The Growth & Income Portfolio's investment objective is long-term total return.

 PERFORMANCE AS OF JUNE 30, 2001

TOTAL RETURN:

One-year                                   (10.43)%
Three-year                                  13.98%
Since inception (1/3/97)                    18.45%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

Diversification helped the Ohio National Growth and Income Portfolio's year-to-date performance, as the portfolio declined only 1.66% (net) versus decline of 12.97% for the Russell MidCap Growth Index.

Throughout most of May and June, we believe that investors' enthusiasm was dampened by the slowing down of corporate earnings and the negative second quarter earnings pre-announcements by many large-cap technology companies. We believe that we are in what could be called an earnings recession, even though we are not in a truly defined economic recession. We're seeing double digit declines in corporate earnings; something that we haven't seen since the last recession in 1990 and 1991 and early in 1994. We believe that the economy will bottom-out and start to turn up well before we see earnings visibility, and that upturn could be within 3 to 6 months, or before the first quarter of next year.

We have increased the portfolio's weighting in technology to about 21.7% versus the benchmark's weighting of 28.5%. In this sector, we are focusing on software and networking as well as data storage-related hardware stocks, which haven't really shown a decline in growth in the past year and have contributed to the portfolio's performance during the second quarter.

The portfolio's healthcare positions continued to help performance in the second quarter. In healthcare we own mostly biotechnology companies. We tend to focus on those that are fully funded, have potentially good products on the market and are in late Phase II or Phase III trials. One of the portfolio's top performers was Abgenix, a leader in the human genomics industry. The data gathered by Abgenix is sold to pharmaceutical companies and research organizations such as the National Institute of Health. Abgenix often structures its transactions to capture a royalty payment from drugs developed using Abgenix resources. This business structure puts Abgenix in the position to capture lucrative and recurring revenue streams.

We maintained the portfolio's exposure to energy at approximately 10%, but shifted our focus a bit from exclusively exploration and production companies into more energy service companies, where we see better earnings growth. In spite of solid revenue and earnings reports, the portfolio's energy positions fared poorly this quarter. Two of the positions that declined significantly late in the quarter, thus hurting performance, were National-Oilwell, a company that designs and manufactures components used in oil and gas drilling, and Patterson-UTI Energy, the largest provider of domestic land-based drilling services to oil and natural gas companies in North America. Although these companies were hurt by the decrease in fuel prices over the past weeks, we maintain that the energy crisis is not going away anytime soon. We believe that these companies will profit from being able to provide the machinery that the production companies need in order to increase the number of oil and natural gas wells that will in turn help to meet our increasing demand for energy.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                 GROWTH & INCOME PORTFOLIO
                                                              (COMMENCED OPERATIONS JANUARY 3,
                                                                           1997)                   RUSSELL MIDCAP GROWTH INDEX
                                                              --------------------------------     ---------------------------
12/96                                                                       10000                              10000
6/97                                                                        11334                              11054
12/97                                                                     13657.5                            12253.4
6/98                                                                      14452.3                            13707.8
12/98                                                                     14625.8                            14442.6
6/99                                                                      17752.8                              16492
12/99                                                                     23730.1                            21851.9
6/00                                                                      23891.5                            24504.7
12/00                                                                     21762.7                            19285.2
6/01                                                                      21401.5                            16783.9

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Russell Midcap Growth Index represents mid-capitalization stocks that have an above average growth rate.

 TOP 10 HOLDINGS AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  L-3 Communications Holdings              2.3
 2.  Peregine Systems, Inc.                   2.1
 3.  Pacific Century Financial Corp.          2.1
 4.  Viewpoint Corporation                    2.0
 5.  Citrix Systems, Inc.                     1.9
 6.  McLeod, Inc.                             1.9
 7.  Union Planters Corp.                     1.9
 8.  Human Genome Sciences, Inc.              1.8
 9.  Edison Schools Inc.                      1.7
10.  Cendant Corporation                      1.5

 TOP 5 INDUSTRIES AS OF JUNE 30, 2001*

                                      % of Net Assets
 1.  Computer Software                      10.5
 2.  Telecommunications                      9.8
 3.  Drugs/Biotechnology                     8.2
 4.  Banking                                 7.0
 5.  Financial Services                      6.8

- ---------------
* Composition of Portfolio subject to change.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

                                                    MARKET
  SHARES                COMMON STOCK                VALUE
- -------------------------------------------------------------
             AEROSPACE (1.0%)
    30,000   Lockheed Martin Corp. ............  $  1,111,500
                                                 ------------
             AUTOMOTIVE & RELATED (2.1%)
    22,500   General Motors Corp. .............     1,447,875
    35,000   Goodyear Tire & Rubber............       980,000
                                                 ------------
                                                    2,427,875
                                                 ------------
             BANKING (7.0%)
    21,000   Bank of America Corp. ............     1,260,630
    45,000   BB&T Corp. .......................     1,651,500
    25,500   Golden West Financial Corp. ......     1,638,120
    95,000   Pacific Century Financial
              Corp. ...........................     2,450,050
    45,000   Southtrust Corp. .................     1,170,000
                                                 ------------
                                                    8,170,300
                                                 ------------
             BROADCAST TV & RADIO (5.9%)
    88,000   *AT&T Corp. - Liberty Media CL
              A................................     1,539,120
    77,600   *Charter Communications Inc. CL
              A................................     1,811,960
    30,000   *Comcast Corp. CL A...............     1,302,000
    44,000   *Fox Entertainment Group
              Inc. - A.........................     1,227,600
    24,500   *Univision Communications Inc. ...     1,048,110
                                                 ------------
                                                    6,928,790
                                                 ------------
             BUILDING & CONSTRUCTION (1.9%)
    23,600   Fluor Corp. ......................     1,065,540
    22,500   Vulcan Materials Co. .............     1,209,375
                                                 ------------
                                                    2,274,915
                                                 ------------
             BUSINESS SERVICES (3.9%)
    92,500   *Cendant Corp. ...................     1,803,750
    45,000   Moody's Corp. ....................     1,507,500
    14,000   *Professional Detailing Inc. .....     1,288,000
                                                 ------------
                                                    4,599,250
                                                 ------------
             COMPUTER & RELATED (4.6%)
    50,000   *Apple Computer Inc. .............     1,162,500
   165,000   *Auspex Systems Inc. .............     1,178,100
    20,000   *Expedia Inc. CL A................       932,000
    26,000   Factset Research Systems..........       928,200
   200,000   *Informix Corp. ..................     1,168,000
                                                 ------------
                                                    5,368,800
                                                 ------------
             COMPUTER SOFTWARE (10.5%)
    65,000   *Citrix Systems Inc. .............     2,268,500
    44,000   *Intuit Inc. .....................     1,759,560
    55,000   *Legato Systems Inc. .............       877,250
    35,000   *Netiq Corp. .....................     1,095,150
    85,000   *Peregrine Systems Inc. ..........     2,465,000
    40,000   *Quest Software Inc. .............     1,510,000
   280,200   *Viewpoint Corp. .................     2,381,700
                                                 ------------
                                                   12,357,160
                                                 ------------
             CONSUMER PRODUCTS (2.0%)
    33,000   Alberto-Culver Co. CL A...........     1,168,200
    25,000   Eastman Kodak.....................     1,167,000
                                                 ------------
                                                    2,335,200
                                                 ------------

                                                    MARKET
  SHARES                COMMON STOCK                VALUE
- -------------------------------------------------------------
             DRUGS/BIOTECHNOLOGY (6.3%)
    27,000   *Abgenix Inc. ....................  $  1,215,000
    15,000   *Andrx Group......................     1,155,000
    35,000   *Human Genome Sciences............     2,108,750
    27,500   *Medimmune Inc. ..................     1,298,000
    30,000   *OSI Pharmaceuticals Inc. ........     1,577,700
                                                 ------------
                                                    7,354,450
                                                 ------------
             EDUCATION (1.7%)
    87,000   *Edison Schools Inc. .............     1,987,080
                                                 ------------
             ELECTRONICS/SEMICONDUCTORS (2.6%)
    27,800   *Advanced Micro Devices...........       802,864
    22,000   *Novellus Systems Inc. ...........     1,249,380
    31,250   Texas Instruments Inc. ...........       984,375
                                                 ------------
                                                    3,036,619
                                                 ------------
             ENTERTAINMENT & LEISURE (2.0%)
    45,000   *Mandalay Resort Group............     1,233,000
    52,500   *Royal Caribbean Cruises Ltd. ....     1,160,775
                                                 ------------
                                                    2,393,775
                                                 ------------
             FINANCIAL SERVICES (5.9%)
   147,500   *E*Trade Group Inc. ..............       951,375
    30,000   Eaton Vance Corp. ................     1,044,000
    21,500   Household International...........     1,434,050
    41,000   Metris Companies Inc. ............     1,382,110
    50,000   Union Planters Corp. .............     2,180,000
                                                 ------------
                                                    6,991,535
                                                 ------------
             FORESTRY & PAPER PRODUCTS (1.2%)
    41,000   Georgia-Pacific Co. ..............     1,387,850
                                                 ------------
             HOUSING & RELATED (1.6%)
   120,000   Clayton Homes Inc. ...............     1,886,400
                                                 ------------
             INSURANCE SERVICES (1.0%)
    42,500   American Financial Group Inc. ....     1,287,750
                                                 ------------
             MANUFACTURING (0.8%)
    17,500   Textron Inc. .....................       963,200
                                                 ------------
             MACHINERY (0.9%)
    47,500   *Thermo Electron Corp. ...........     1,045,950
                                                 ------------
             MEDICAL & RELATED (3.6%)
    31,500   *Applera Corp.- Celera Genomics...     1,249,290
    30,000   Becton Dickinson..................     1,073,700
    75,000   *Endocardial Solutions Inc. ......       431,250
    47,000   *Manor Care Inc. .................     1,492,250
                                                 ------------
                                                    4,246,490
                                                 ------------
             METALS & MINING (1.1%)
    50,000   Engelhard Corp. ..................     1,289,500
                                                 ------------
             OIL, ENERGY & NATURAL GAS (3.6%)
    42,000   *B J Services.....................     1,191,960
    17,100   Kerr-McGee Co. ...................     1,133,217
    32,000   *National - Oilwell Inc. .........     1,139,000
    43,500   *Patterson-UTI Energy Inc. .......       777,345
                                                 ------------
                                                    4,241,522
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

                                                    MARKET
  SHARES                COMMON STOCK                VALUE
- -------------------------------------------------------------
             REAL ESTATE (0.8%)
    30,000   Equity Office Properties..........  $    948,900
                                                 ------------
             RETAIL (2.6%)
    57,500   *J C Penney Co. ..................     1,515,700
   147,500   *Office Depot.....................     1,531,050
                                                 ------------
                                                    3,046,750
                                                 ------------
             TELECOMMUNICATIONS (9.0%)
    92,500   *Allegiance Telecom Inc. .........     1,386,575
    51,800   *General Motors Class H...........     1,048,950
    35,000   *L-3 Communications Holdings......     2,670,500
   475,000   *McLeod Inc. .....................     2,180,250
    75,000   Motorola Inc. ....................     1,242,000
   200,000   *Primus Telecom. Group Inc. ......       164,000
    57,200   *Tellium Inc. ....................     1,041,040
    25,000   *Time Warner Telecom CL A.........       838,000
                                                 ------------
                                                   10,571,315
                                                 ------------
             TRANSPORTATION & EQUIPMENT (1.3%)
    72,500   Norfolk Southern Co. .............     1,500,750
                                                 ------------
             UTILITIES (3.1%)
    40,000   CMS Energy Corp. .................     1,114,000
    55,000   *NRG Energy Inc. .................     1,214,400
    47,500   Sempra Energy.....................     1,298,650
                                                 ------------
                                                    3,627,050
                                                 ------------
             TOTAL COMMON STOCK (88.0%) (COST
              $94,556,481).....................  $103,380,676
                                                 ------------

   FACE                                             MARKET
  AMOUNT           CONVERTIBLE DEBENTURES            VALUE
- -------------------------------------------------------------
             COMMUNICATIONS & MEDIA (0.8%)
$1,000,000   Echostar Communications (144A)
              5.750% 05/15/08...................  $   936,250
                                                  -----------
             COMPUTER & RELATED (1.0%)
 1,000,000   Check Point Systems Inc. 5.250%
              11/01/05..........................    1,003,750
   990,000   Silicon Graphics 5.250% 09/01/04...      236,362
                                                  -----------
                                                    1,240,112
                                                  -----------
             DRUGS/BIOTECHNOLOGY (1.9%)
 1,250,000   Cephalon Inc. (144A)
             5.250% 05/01/06....................    1,434,375
   750,000   Genzyme Corp. (144A) 3.000%
              05/15/21..........................      787,500
                                                  -----------
                                                    2,221,875
                                                  -----------

   FACE                                             MARKET
  AMOUNT           CONVERTIBLE DEBENTURES            VALUE
- -------------------------------------------------------------
             ELECTRONICS/SEMICONDUCTORS (2.2%)
$1,000,000   Intl. Rectifier Corp.
             4.250% 07/15/07....................  $   786,250
 1,000,000   LAM Research (144A) 4.000%
              06/01/06..........................      992,500
 1,500,000   Solectron Corp. Zero Coupon due
              05/08/20..........................      750,000
                                                  -----------
                                                    2,528,750
                                                  -----------
             FINANCIAL SERVICES (0.9%)
 2,000,000   Merrill Lynch
             Zero Coupon due 05/23/31...........    1,020,000
                                                  -----------
             INSURANCE SERVICES (0.3%)
   500,000   XLC Capital LTD (144A)
             Zero Coupon due 05/23/21...........      302,500
                                                  -----------
             MEDICAL & RELATED (1.0%)
 1,250,000   Sunrise Assisted Living
             5.500% 06/15/02....................    1,201,563
                                                  -----------
             RETAIL (0.6%)
   750,000   American Greetings (144A)
             7.000% 07/15/06....................      729,375
                                                  -----------
             TELECOMMUNICATIONS (0.8%)
 7,500,000   Primus Telecom
             5.750% 02/15/07....................      993,750
                                                  -----------
             TOTAL CONVERTIBLE DEBENTURES (9.5%)
              (COST $13,641,083)................  $11,174,175
                                                  -----------

                                                    MARKET
  SHARES         LONG-TERM BONDS AND NOTES          VALUE
- -------------------------------------------------------------
             COMMUNICATIONS & MEDIA(1.1%)
 1,000,000   Allegiance Telecom Inc. 12.875%
              05/15/08.........................  $    885,000
 1,000,000   Level 3 Communications 9.125%
              05/01/08.........................       420,000
                                                 ------------
                                                    1,305,000
                                                 ------------
             TOTAL LONG-TERM BONDS AND NOTES
              (1.1%) (COST $1,262,407).........  $  1,305,000
                                                 ------------
             TOTAL HOLDINGS (98.6%) (COST
              $109,459,971) (a)................  $115,859,851
                                                 ------------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (1.4%)...............     1,654,703
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $117,514,554
                                                 ============

- ---------------

     *  Non-income producing securities.
   (a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis. See note 1.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $5,182,500 or 4.4% of total net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2001 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (Cost $109,459,971)...........  $115,859,851
  Receivable for securities sold...........     5,396,195
  Receivable for fund shares sold..........        19,049
  Dividends & accrued interest
    receivable.............................       328,318
  Other....................................           710
                                             ------------
    Total assets...........................   121,604,123
                                             ------------
Liabilities:
  Cash overdraft...........................       232,164
  Payable for securities purchased.........     3,699,452
  Payable for fund shares redeemed.........        56,489
  Payable for investment management
    services (note 3)......................        80,339
  Other accrued expenses...................        21,125
                                             ------------
    Total liabilities......................     4,089,569
                                             ------------
Net assets at market value.................  $117,514,554
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $  8,027,885
  Paid-in capital in excess of par value...   111,459,664
  Accumulated net realized loss on
    investments............................    (8,753,396)
  Net unrealized appreciation on
    investments............................     6,402,383
  Undistributed investment income..........       378,018
                                             ------------
Net assets at market value.................  $117,514,554
                                             ============
Shares outstanding (note 4)................     8,027,885
Net asset value per share..................  $      14.64
                                             ============

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 2001 (Unaudited)

Investment income:
  Interest...................................  $   877,788
  Dividends..................................      439,828
                                               -----------
    Total investment income..................    1,317,616
                                               -----------
Expenses:
  Management fees (note 3)...................      486,001
  Custodian fees (note 3)....................       10,811
  Directors' fees (note 3)...................        1,587
  Professional fees..........................        4,400
  Accounting and transfer agent fees.........       40,546
  Printing fees..............................        7,439
  Filing fees................................        2,728
  Conversion expense.........................       16,659
  Other......................................          101
                                               -----------
    Total expenses...........................      570,272
                                               -----------
    Net investment income....................      747,344
                                               -----------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments.........   (5,165,689)
  Net change in unrealized appreciation/
    (depreciation) on investments............    2,623,015
                                               -----------
      Net loss on investments................   (2,542,674)
                                               -----------
      Net decrease in net assets from
         operations..........................  $(1,795,330)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
GROWTH & INCOME PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2001       DECEMBER 31,
                                                                (UNAUDITED)            2000
                                                              ----------------     ------------
From operations:
  Net investment income.....................................    $    747,344       $      3,330
  Realized gain (loss) on investments.......................      (5,165,689)        10,727,468
  Unrealized appreciation (depreciation) on investments.....       2,623,015        (21,968,608)
                                                                ------------       ------------
      Net decrease in assets from operations................      (1,795,330)       (11,237,810)
                                                                ------------       ------------
Dividend and distribution to shareholders:
  Dividends paid from net investment income.................        (369,326)            (3,330)
  Capital gains distributions...............................               0        (12,409,258)
  Distributions in excess of capital gains..................               0         (3,587,707)
  Return of capital.........................................               0           (176,239)
                                                                ------------       ------------
      Total dividends and distributions.....................        (369,326)       (16,176,534)
                                                                ------------       ------------
From capital share transactions (note 4):
  Received from shares sold.................................       7,733,751         25,223,903
  Received from dividends reinvested........................         369,326         16,176,534
  Paid for shares redeemed..................................      (5,835,064)        (9,623,321)
                                                                ------------       ------------
    Increase in net assets derived from capital share
     transactions...........................................       2,268,013         31,777,116
                                                                ------------       ------------
      Increase in net assets................................         103,357          4,362,772
Net Assets:
  Beginning of period.......................................     117,411,197        113,048,425
                                                                ------------       ------------
  End of period (a).........................................    $117,514,554       $117,411,197
                                                                ============       ============
(a) Includes undistributed net investment income of.........    $    378,018       $    --
                                                                ============       ============

 FINANCIAL HIGHLIGHTS

                                                             SIX MONTHS ENDED            YEARS ENDED DECEMBER 31,
                                                              JUNE 30, 2001       ---------------------------------------
                                                               (UNAUDITED)         2000       1999       1998      1997*
                                                             ----------------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period.......................       $14.92          $18.78     $13.63     $12.85     $10.00
Income (loss) from investment operations:
  Net investment income....................................         0.10            0.00       0.02       0.14       0.11
  Net realized & unrealized gain (loss) on investments.....        (0.33)          (1.49)      8.33       0.77       3.52
                                                                  ------          ------     ------     ------     ------
    Total income (loss) from investment operations.........        (0.23)          (1.49)      8.35       0.91       3.63
                                                                  ------          ------     ------     ------     ------
  Less distributions:
    Dividends from net investment income...................        (0.05)           0.00      (0.02)     (0.13)     (0.11)
    Distributions from net realized capital gains..........         0.00           (1.81)     (3.17)      0.00      (0.67)
    Distributions in excess of capital gains...............         0.00           (0.53)      0.00       0.00       0.00
    Return of capital......................................         0.00           (0.03)     (0.01)      0.00       0.00
                                                                  ------          ------     ------     ------     ------
      Total distributions..................................        (0.05)          (2.37)     (3.20)     (0.13)     (0.78)
                                                                  ------          ------     ------     ------     ------
Net asset value, end of period.............................       $14.64          $14.92     $18.78     $13.63     $12.85
                                                                  ======          ======     ======     ======     ======
Total return...............................................        (1.51)%(b)      (8.29)%    62.25%      7.09%     36.58%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets..................         0.99%(a)        0.98%      0.95%      0.97%      0.95%(a)
  Ratio of net investment income to average net assets.....         1.30%(a)        0.00%      0.15%      1.09%      1.04%(a)
Portfolio turnover rate....................................          224%            537%       417%       286%       185%
Net assets at end of period (millions).....................       $117.5          $117.4     $113.0     $ 51.4     $ 18.7

- ---------------

(a)Annualized.

(b)Calculated on an aggregate basis (not annualized).

 *Commenced operations on January 3, 1997

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 OBJECTIVE

The S&P 500 Index Portfolio seeks total return approximating that of the S&P 500 Index, including reinvestment of dividends, at a risk level consistent with that of the S&P 500 Index.

 PERFORMANCE AS OF JUNE 30, 2001

TOTAL RETURN:
One-year                                   (16.89)%
Three-year                                   5.01%
Since inception (1/3/97)                    13.93%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The S&P 500 Index Portfolio returned (7.54)% for the first half of 2001, versus the S&P 500 Index return of (6.70)%. The fund's correlation with the S&P 500 Index was 99.18%. The correlation between the fund and the index is due to the use of S&P 500 Index futures and investment guidelines that limit the fund's discretion relative to the S&P 500 Index. The guideline limits any overweight or underweight in both individual stock and industry sector to 2%. We continue to monitor the fund's relative performance and correlation to ensure the current guidelines are consistent with the objective of approximating the return of the S&P 500 Index while minimizing expenses.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                              S&P INDEX PORTFOLIO (COMMENCED
                                                                OPERATIONS JANUARY 3, 1997)               S&P 500 INDEX
                                                              -------------------------------             -------------
12/96                                                                       10000                              10000
6/97                                                                        12058                              12060
12/97                                                                     13174.6                              13336
6/98                                                                      15524.9                            15697.7
12/98                                                                     17127.1                            17146.7
6/99                                                                      19247.4                            19269.4
12/99                                                                     21516.7                            20755.1
6/00                                                                      21628.6                            20665.8
12/00                                                                     19441.9                            18863.8
6/01                                                                        17976                            17599.9

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

 TOP 10 HOLDINGS AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  S&P 500 Depository Receipts             4.2
 2.  General Electric                        2.1
 3.  Microsoft Corp.                         1.7
 4.  Exxon Mobil Corp.                       1.6
 5.  Pfizer, Inc.                            1.4
 6.  Merck and Co.                           1.2
 7.  Intel Corp.                             1.2
 8.  International Business Machines         1.1
 9.  SBC Communications                      1.1
10.  American International Group            1.1

 TOP 5 INDUSTRIES AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  Banking                                 5.5
 2.  Computer & Related                      4.4
 3.  Drugs/Biotechnology                     4.4
 4.  Telecommunications                      4.1
 5.  S&P Depository Receipts                 4.1

- ---------------
* Composition of Portfolio subject to change.

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

                                                    MARKET
  SHARES             U.S. COMMON STOCK              VALUE
- -------------------------------------------------------------
             AEROSPACE (1.3%)
    26,000   Boeing Co. .......................  $  1,445,600
     3,100   General Dynamics Corp. ...........       241,211
    17,700   Honeywell Intl. Inc. .............       619,323
     5,000   United Technologies Corp. ........       366,300
                                                 ------------
                                                    2,672,434
                                                 ------------
             AUTOMOTIVE & RELATED (0.3%)
    25,486   Ford Motor Co. ...................       625,682
     4,000   Delphi Automotive Systems.........        63,720
                                                 ------------
                                                      689,402
                                                 ------------
             BANKING (5.5%)
    37,000   Bank One Corp. ...................     1,324,600
    63,069   Citigroup Inc. ...................     3,332,566
    23,650   Fifth Third Bancorp...............     1,420,183
     8,000   First Union Corp. ................       279,520
    26,600   Fleet Boston Financial Corp. .....     1,049,370
    37,000   JP Morgan Chase & Co. ............     1,650,200
    19,590   US Bancorp........................       446,456
    14,250   Washington Mutual Inc. ...........       535,088
    18,100   Wells Fargo & Co. ................       840,383
                                                 ------------
                                                   10,878,366
                                                 ------------
             BROADCAST RADIO & TV (0.2%)
     7,500   *Clear Channel Communications.....       470,250
                                                 ------------
             BUSINESS SERVICES (0.3%)
     6,000   Automatic Data Processing Inc. ...       298,200
     4,000   First Data........................       257,000
                                                 ------------
                                                      555,200
                                                 ------------
             CHEMICALS (0.5%)
    18,000   Dow Chemical Co. .................       598,500
     7,200   Dupont De Nemours & Co. ..........       347,328
                                                 ------------
                                                      945,828
                                                 ------------
             COMPUTER & RELATED (4.4%)
    29,000   *AOL Time Warner Inc. ............     1,537,000
    65,000   *Cisco Systems Inc. ..............     1,183,000
    15,000   Compaq Computers Corp. ...........       232,350
     1,500   *Computer Sciences................        51,900
    43,000   *Dell Computer Corp. .............     1,124,450
    19,000   *EMC Corp. Massachusetts..........       551,950
     7,000   Electronic Data Systems Corp. ....       437,500
    35,200   Hewlett-Packard Co. ..............     1,006,720
    19,000   Intl. Business Machines...........     2,147,000
    24,000   *Sun Microsystems Inc. ...........       377,280
                                                 ------------
                                                    8,649,150
                                                 ------------
             COMPUTER SOFTWARE (2.9%)
    19,000   Computer Associates...............       684,000
    47,000   *Microsoft Corp. .................     3,431,000
    81,000   *Oracle Corp. ....................     1,539,000
     2,000   *Siebel Systems Inc. .............        93,800
     1,000   *Veritas Software Corp. ..........        66,530
                                                 ------------
                                                    5,814,330
                                                 ------------

                                                    MARKET
  SHARES             U.S. COMMON STOCK              VALUE
- -------------------------------------------------------------
             CONSUMER PRODUCTS (2.2%)
     3,500   Eastman Kodak.....................  $    163,380
    12,000   Gillette Co. .....................       347,880
    50,000   Johnson & Johnson Co. ............     2,500,000
    20,000   Procter & Gamble Co. .............     1,276,000
                                                 ------------
                                                    4,287,260
                                                 ------------
             DRUGS/BIOTECHNOLOGY (4.4%)
     3,500   Abbott Labs.......................       168,035
    20,250   *Amgen Inc. ......................     1,228,770
     4,000   Bristol-Meyer/Squibb..............       209,200
    35,500   Merck & Co Inc. ..................     2,268,805
    68,750   Pfizer Inc. ......................     2,753,438
    23,700   Pharmacia Corp. ..................     1,089,015
    26,500   Schering-Plough Corp. ............       960,360
                                                 ------------
                                                    8,677,623
             ELECTRICAL EQUIPMENT (2.3%)
     9,000   Emerson Electric Co. .............       544,500
    84,000   General Electric Co. .............     4,095,000
                                                 ------------
                                                    4,639,500
                                                 ------------
             ELECTRONICS/SEMICONDUCTOR (2.7%)
    11,000   *Agilent Technologies Inc. .......       357,500
     6,000   *Analog Devices...................       259,500
    16,100   *Applied Materials................       790,510
     1,700   *Broadcom Corp. ..................        72,692
    82,000   Intel Corp. ......................     2,398,500
     3,700   *Sanmina Corp. ...................        86,617
    10,000   *Solectron Corp. .................       183,000
     8,300   *Teradyne Inc. ...................       274,730
    21,300   Texas Instruments.................       670,950
     3,500   *Xilinx Inc. .....................       144,340
                                                 ------------
                                                    5,238,339
                                                 ------------
             ENTERTAINMENT & LEISURE (0.6%)
    44,100   Walt Disney Co. ..................     1,274,049
                                                 ------------
             ENVIRONMENTAL SERVICES (0.1%)
     8,000   Waste Management Inc. ............       246,560
                                                 ------------
             FINANCIAL SERVICES (1.4%)
    35,800   American Express Co. .............     1,389,040
    17,200   Lehman Brothers Holding Inc. .....     1,337,300
                                                 ------------
                                                    2,726,340
                                                 ------------
             FOOD & RELATED (2.4%)
     3,500   Anheuser-Busch Cos. Inc. .........       144,200
     9,000   Archer-Daniels-Midland Co. .......       117,000
    11,500   Campbell Soup Co. ................       296,125
    31,000   Coca-Cola Co. ....................     1,395,000
    27,000   *Kroger Co. ......................       675,000
    25,000   Philip Morris Cos. Inc. ..........     1,268,750
    38,000   Sara Lee Corp. ...................       719,720
     5,000   Sysco Corp. ......................       135,750
                                                 ------------
                                                    4,751,545
                                                 ------------
             FORESTRY & PAPER PRODUCTS (0.2%)
     8,000   Weyerhaeuser Co. .................       439,760
                                                 ------------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

                                                    MARKET
  SHARES             U.S. COMMON STOCK              VALUE
- -------------------------------------------------------------
             INSURANCE SERVICES (1.3%)
     7,000   Allstate Corp. ...................  $    307,930
    25,500   American Intl. Group Inc. ........     2,193,000
     1,500   Cigna Corp. ......................       143,730
                                                 ------------
                                                    2,644,660
                                                 ------------
             MANUFACTURING (0.6%)
     1,500   Illinois Tool Works...............        94,950
     9,500   Ingersoll-Rand Co. ...............       391,400
     7,500   Parker-Hannifin Corp. ............       318,300
                                                 ------------
                                                      804,650
                                                 ------------
             MEDIA & PUBLISHING (0.4%)
     3,000   Gannett Co. Inc. .................       197,700
    11,000   *Viacom Inc. CL B.................       569,250
                                                 ------------
                                                      766,950
                                                 ------------
             METALS & MINING (0.2%)
     9,200   Alcoa Inc. .......................       362,480
                                                 ------------
             MEDICAL & RELATED (0.7%)
    47,900   *Boston Scientific Corp. .........       814,300
    12,300   Medtronic Inc. ...................       565,923
                                                 ------------
                                                    1,380,223
                                                 ------------
             OFFICE EQUIPMENT (0.1%)
     3,000   Avery Dennison Co. ...............       153,150
                                                 ------------
             OIL, ENERGY & NATURAL GAS (2.5%)
    36,000   Exxon Mobil Corp. ................     3,144,600
    10,000   Schlumberger Ltd. ................       526,500
    35,000   USX-Marathon Group................     1,032,850
     9,000   Williams Cos. ....................       296,550
                                                 ------------
                                                    5,000,500
                                                 ------------
             RESTAURANTS (0.2%)
    17,000   McDonalds Corp. ..................       460,020
                                                 ------------
             RETAIL (3.1%)
     5,000   CVS Corp. ........................       193,000
    18,250   Gap Inc. .........................       529,250
    46,500   Home Depot Inc. ..................     2,164,575
    38,200   Target Corp. .....................     1,321,720
    40,800   Wal-Mart Stores Inc. .............     1,991,040
                                                 ------------
                                                    6,199,585
                                                 ------------
             TELECOMMUNICATIONS (3.8%)
    17,500   *ADC Telecommunications...........       115,500
    69,250   AT&T Corp. .......................     1,523,500
     3,501   *Avaya Inc. ......................        47,962
     1,000   Corning Corp. ....................       167,100
    12,600   *JDS Uniphase Corp. ..............       157,500
    38,800   Lucent Technologies Inc. .........       240,560
    10,500   Motorola Inc. ....................       173,880
    12,000   *Qualcomm Inc. ...................       701,760
    55,900   SBC Communications Inc. ..........     2,239,354
     1,800   Scientific Atlanta Inc. ..........        73,080

                                                    MARKET
  SHARES             U.S. COMMON STOCK              VALUE
- -------------------------------------------------------------
             TELECOMMUNICATIONS (CONTINUED)
     7,800   *Tellabs Inc. ....................  $    151,164
    22,200   Verizon Communication.............     1,187,700
     1,942   Worldcom Inc. - MCI Group.........        31,266
    48,550   *Worldcom Inc. - Worldcom Group...       689,410
                                                 ------------
                                                    7,499,736
                                                 ------------
             TRANSPORTATION & EQUIPMENT (0.3%)
     4,500   *Fedex Corp. .....................       180,900
    18,000   Norfolk Southern Corp. ...........       372,600
                                                 ------------
                                                      553,500
                                                 ------------
             UTILITIES (1.2%)
     6,000   *AES Corp. .......................       258,300
    37,500   Duke Energy Corp. ................     1,462,875
    31,000   *Edison International.............       345,650
     4,600   El Paso Corp. ....................       241,684
                                                 ------------
                                                    2,308,509
                                                 ------------
             TOTAL U.S. COMMON STOCK (46.1%)
              (COST $96,893,690)...............  $ 91,089,899
                                                 ------------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
- -------------------------------------------------------------
             BERMUDA (0.9%)
             MANUFACTURING (0.8%)
    30,000   Tyco International Ltd. ...........  $ 1,635,000
             TELECOMMUNICATIONS (0.1%)
    10,000   *Global Crossing Ltd. .............       86,400
                                                  -----------
             TOTAL BERMUDA                        $ 1,721,400
                                                  -----------
             CANADA (0.2%)
             TELECOMMUNICATIONS (0.2%)
    37,500   Nortel Networks Corp. .............      340,875
                                                  -----------
             NETHERLANDS (1.2%)
             FOOD & RELATED (0.3%)
     8,600   Unilever...........................      512,302
                                                  -----------
             OIL, ENERGY & NATURAL GAS (0.9%)
    32,000   Royal Dutch Pete Co. ..............    1,864,640
                                                  -----------
             TOTAL NETHERLANDS                    $ 2,376,942
                                                  -----------
             TOTAL FOREIGN COMMON STOCK (2.3%)
              (COST $5,374,505).................  $ 4,439,217
                                                  -----------
             TOTAL COMMON STOCK (48.4%) (COST
              $102,268,195).....................  $95,529,116
                                                  -----------

                                                     MARKET
  SHARES             DEPOSITORY RECEIPTS             VALUE
- -------------------------------------------------------------
             UNIT INVESTMENT TRUST (4.1%)
    66,900   S&P 500 Depository Receipts.........  $8,205,284
                                                   ----------
             TOTAL DEPOSITORY RECEIPTS (4.1%)
              (COST $9,596,831)..................  $8,205,284
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
S&P 500 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES              VALUE
- -------------------------------------------------------------
             AUTOMOTIVE & RELATED (7.0%)
$3,947,000   Daimler-Chrysler 4.130%
              07/24/01.........................  $  3,936,585
 3,954,000   Daimler-Chrysler 3.810%
              07/31/01.........................     3,941,446
 1,244,000   Ford Motor Credit 3.660%
              08/03/01.........................     1,239,826
 2,214,000   General Motors Acceptance Corp.
              3.980% 07/02/01..................     2,213,755
 2,458,000   General Motors Acceptance Corp.
              3.800% 07/23/01..................     2,452,292
                                                 ------------
                                                   13,783,904
                                                 ------------
             FINANCIAL SERVICES (20.4%)
 2,522,000   American Express
             3.840% 07/16/01...................     2,517,965
 2,088,000   American Express 3.730%
              08/07/01.........................     2,079,995
 3,002,000   American General Finance Corp.
              3.670% 08/02/01..................     2,992,207
 1,700,000   American General 3.900%
              07/17/01.........................     1,697,053
 3,122,000   CIT Group 3.960% 07/10/01.........     3,118,909
 1,823,000   CIT Group 3.810% 07/25/01.........     1,818,370
 6,197,000   Deutsche Bank 3.850% 07/12/01.....     6,189,710
 2,092,000   Heller Financial 4.100%
              07/06/01.........................     2,090,809
 2,982,000   Heller Financial 4.000%
              07/19/01.........................     2,976,036
 2,412,000   Heller Financial 3.980%
              07/20/01.........................     2,406,933
 3,984,000   Household Finance Corp. 3.860%
              07/13/01.........................     3,978,874
 2,194,000   Household Finance Corp. 3.840%
              07/18/01.........................     2,190,022
 1,412,000   Household Finance Corp. 3.650%
              08/01/01.........................     1,407,562
 4,768,000   New Center Asset Trust 3.740%
              07/27/01.........................     4,755,121
                                                 ------------
                                                   40,219,566
                                                 ------------

   FACE                                             MARKET
  AMOUNT              SHORT-TERM NOTES              VALUE
- -------------------------------------------------------------
             INSURANCE SERVICES (3.9%)
$5,040,000   Prudential Funding 3.700%
              07/26/01.........................  $  5,027,050
 2,675,000   Prudential Funding 3.600%
              07/30/01.........................     2,667,243
                                                 ------------
                                                    7,694,293
                                                 ------------
             MACHINERY (4.1%)
 3,086,000   John Deere Capital 3.940%
              07/05/01.........................     3,084,649
 2,471,000   John Deere Capital 3.630%
              08/06/01.........................     2,462,030
 2,524,000   John Deere Capital 3.740%
              08/08/01.........................     2,514,036
                                                 ------------
                                                    8,060,715
                                                 ------------
             OIL, ENERGY & NATURAL GAS (2.1%)
 4,237,000   Texaco 3.850% 07/03/01............     4,236,094
                                                 ------------
             RETAIL (2.9%)
 1,636,000   Sears Roebuck Acceptance
             3.900% 07/09/01...................     1,634,582
 4,053,000   Sears Roebuck Acceptance 4.200%
              07/11/01.........................     4,048,272
                                                 ------------
                                                    5,682,854
                                                 ------------
             TOTAL SHORT-TERM NOTES (40.4%)
              (COST $79,677,426)...............  $ 79,677,426
                                                 ------------
             TOTAL HOLDINGS (92.9%) (COST
              $191,542,452) (A)................  $183,411,826
                                                 ------------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (7.1%)...............    13,998,156
                                                 ------------
             TOTAL NET ASSETS (100.0%).........  $197,409,982
                                                 ============

- ---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis. See Note 1.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2001 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (Cost $191,542,452)...........  $183,411,826
  Variation margin on futures contracts
    (note 1)...............................    13,936,569
  Receivable for fund shares sold..........       281,483
  Dividends & accrued interest
    receivable.............................       108,964
  Other....................................        19,006
                                             ------------
    Total assets...........................   197,757,848
                                             ------------
Liabilities:
  Cash overdraft...........................        50,281
  Payable for securities purchased.........       182,970
  Payable for investment management
    services (note 3)......................        61,592
  Other accrued expenses...................        53,023
                                             ------------
    Total liabilities......................       347,866
                                             ------------
Net assets at market value.................  $197,409,982
                                             ============
Net assets consist of:
  Par value, $1 per share..................  $ 15,319,592
  Paid-in capital in excess of par value...   199,756,004
  Accumulated net realized loss on
    investments............................    (7,595,327)
  Net unrealized depreciation on:
    Investments (note 1)...................    (8,130,626)
    Futures contracts (note 1).............    (3,060,475)
  Undistributed investment income..........     1,120,814
                                             ------------
Net assets at market value.................  $197,409,982
                                             ============
Shares outstanding (note 4)................    15,319,592
Net asset value per share..................  $      12.89
                                             ============

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 2001 (Unaudited)

Investment income:
  Interest..................................  $  2,398,467
  Dividends.................................       617,142
                                              ------------
    Total investment income.................     3,015,609
                                              ------------
Expenses:
  Management fees (note 3)..................       371,334
  Custodian fees (note 3)...................        18,448
  Directors' fees (note 3)..................         2,925
  Professional fees.........................         4,902
  Accounting and transfer agent fees........        72,144
  Printing fees.............................        13,885
  Filing fees...............................         5,207
  Conversion expense........................        30,928
  Other.....................................           134
                                              ------------
    Total expenses..........................       519,907
                                              ------------
    Net investment income...................     2,495,702
                                              ------------
Realized & unrealized gain (loss) on
  investments:
  Net realized gain (loss) from:
    Investments.............................   (11,409,370)
    Futures contracts.......................     2,403,316
  Net change in unrealized appreciation/
    (depreciation) on:
    Investments.............................    (8,507,028)
    Futures contracts.......................      (937,437)
                                              ------------
      Net loss on investments...............   (18,450,519)
                                              ------------
      Net decrease in net assets from
         operations.........................  $(15,954,817)
                                              ============

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
S&P 500 PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2001       DECEMBER 31,
                                                                (UNAUDITED)            2000
                                                              ----------------     ------------
From operations:
  Net investment income.....................................    $  2,495,702       $  6,841,440
  Realized gain (loss) on investments and futures
    contracts...............................................      (9,006,054)         1,419,351
  Unrealized depreciation on investments and futures
    contracts...............................................      (9,444,465)       (30,431,872)
                                                                ------------       ------------
      Net decrease in assets from operations................     (15,954,817)       (22,171,081)
                                                                ------------       ------------
Dividend and distribution to shareholders:
  Dividends paid from net investment income.................      (1,374,888)        (6,830,725)
  Capital gains distributions...............................               0           (374,349)
  Return of capital.........................................               0         (1,382,383)
                                                                ------------       ------------
      Total dividends and distributions.....................      (1,374,888)        (8,587,457)
                                                                ------------       ------------
From capital share transactions (note 4):
  Received from shares sold.................................      17,470,790         37,822,271
  Received from dividends reinvested........................       1,374,888          8,587,457
  Paid for shares redeemed..................................     (13,327,521)       (22,998,587)
                                                                ------------       ------------
      Increase in net assets derived from capital share
       transactions.........................................       5,518,157         23,411,141
                                                                ------------       ------------
         Decrease in net assets.............................     (11,811,548)        (7,347,397)
Net Assets:
  Beginning of period.......................................     209,221,530        216,568,927
                                                                ------------       ------------
  End of period.............................................    $197,409,982       $209,221,530
                                                                ============       ============

 FINANCIAL HIGHLIGHTS

                                                             SIX MONTHS ENDED            YEARS ENDED DECEMBER 31,
                                                              JUNE 30, 2001       ---------------------------------------
                                                               (UNAUDITED)         2000       1999       1998      1997*
                                                             ----------------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period.......................       $14.04          $16.17     $14.23     $11.73     $10.00
Income (loss) from investment operations:
  Net investment income (loss).............................         0.16            0.49       0.40       0.38      (0.45)
  Net realized & unrealized gain (loss) on investments.....        (1.22)          (2.00)      3.28       3.09       3.60
                                                                  ------          ------     ------     ------     ------
    Total income (loss) from investment operations.........        (1.06)          (1.51)      3.68       3.47       3.15
                                                                  ------          ------     ------     ------     ------
Less distributions:
  Dividends from net investment income.....................        (0.09)          (0.49)     (0.44)     (0.33)     (0.45)
  Distributions from net realized capital gains............         0.00           (0.03)     (1.30)     (0.64)     (0.91)
  Distributions in excess of capital gains.................         0.00            0.00       0.00       0.00      (0.06)
  Return of capital........................................         0.00           (0.10)      0.00       0.00       0.00
                                                                  ------          ------     ------     ------     ------
    Total distributions....................................        (0.09)          (0.62)     (1.74)     (0.97)     (1.42)
                                                                  ------          ------     ------     ------     ------
Net asset value, end of period.............................       $12.89          $14.04     $16.17     $14.23     $11.73
                                                                  ======          ======     ======     ======     ======
Total return...............................................        (7.53)%(b)      (9.65)%    25.63%     30.00%     31.75%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets..................         0.52%(a)        0.50%      0.49%      0.49%      0.52%(a)
  Ratio of net investment income (loss) to average net
    assets.................................................        (2.48)%(a)       3.14%      2.62%      2.89%      5.29%(a)
Portfolio turnover rate....................................            6%             30%        68%       115%       445%
Net assets at end of period (millions).....................       $197.4          $209.2     $216.6     $ 94.2     $ 22.1

- ---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

 * Commenced operations on January 3, 1997

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 OBJECTIVE

The objective of the Social Awareness Portfolio is to provide long-term growth of capital by investing primarily in the common stocks and other equity securities of companies that, in the Adviser's opinion, conduct their business in a way that enhances society's quality of life. The portfolio's social concern criteria will necessarily limit the universe of securities that may be selected for this portfolio. However, the Adviser believes the portfolio's objective of long-term capital growth can be achieved despite this limitation.
 PERFORMANCE AS OF JUNE 30, 2001

TOTAL RETURN:

One-year                                   (31.18)%
Three-year                                 (10.94)%
Since inception (1/3/97)                    (2.80)%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Ohio National Social Awareness Portfolio returned (12.03%) for the first half of 2001 versus (6.70%) for the S&P 500 Index. The fund compares much more favorably when it is compared to the Russell 1000 Growth Index. This index comprises of the 1000 largest growth companies in the U.S. stock market and represents a good comparison for the portfolio's holdings. The Russell index was down 14.39% in the period due to poor market conditions. The Social Awareness Portfolio was repositioned in 1999 to be more growth oriented and the Russell index represents a better comparison of the fund's investment style. Once again the markets were marked by extreme volatility and this impacted the fund. The stock market started off the year with strong gains due to the unexpected interest rate cut by the Federal Reserve. Unfortunately, the highs for the stock market were reached in January and stocks sold off heavily during February and March. Gains that were made back in April and early May were again pared back by the end of June. Strong initial performances by energy, financials, utilities and technology names held by the fund couldn't offset their decline later in the period.

The market is adjusting to the reality that corporate earnings are weaker than anticipated and that this condition could last longer than earlier forecasts. The Federal Reserve has acted with unprecedented speed in lowering interest rates to stave off a recession, but there are no clear signs that its actions are working yet. Interest rates in the market today are higher than when the Federal Reserve first started lowering them. Investors are clearly divided in future expectations for the economy and the stock market. We feel that corporate earnings and stock prices will recover, but at a slower pace than what most investors appear to believe.

Due to uncertainty in the economy and its impact on corporate earnings, the fund has taken a somewhat more conservative position than in the recent past. Relative to the S&P 500, the fund was over-weighted in financials, capital goods, communication services, health care and utilities. The portfolio is now under-weighted in technology, consumer cyclicals, energy, basic materials and transportation. The largest change to the portfolio over the last six months has been in the technology sector. The fund has gone from significantly over-weighting this sector to significantly under-weighting it. This is due to the extreme lack of earnings visibility among technology companies and our reluctance to become aggressive. This shift in allocation began early in the period, but didn't accelerate until later. The more conservative asset mix did help mitigate the negative returns that the fund would have had if no changes were made; however, performance would have been better if the modifications would have been implemented sooner.

Looking forward, we intend to decrease the weighted-average market capitalization within equity positions held and improve the overall core holdings. Valuations for smaller companies have improved compared to larger companies over the last year and offer opportunity. In addition, smaller companies have traditionally out-performed larger companies when economic cycles are on the upswing. Overall, we feel that we will have a better opportunity in the next six months to become more aggressive.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                SOCIAL AWARENESS PORTFOLIO
                                                              (COMMENCED OPERATIONS JANUARY 3,
                                                                           1997)                          S&P 500 INDEX
                                                              --------------------------------            -------------
12/96                                                                       10000                              10000
6/97                                                                        11321                              12060
12/97                                                                     12562.9                              13336
6/98                                                                      12462.4                            15697.7
12/98                                                                      9748.1                            17146.7
6/99                                                                      10181.9                            19269.4
12/99                                                                       11473                            20755.1
6/00                                                                      12791.2                            20665.8
12/00                                                                     10005.3                            18863.8
6/01                                                                      8801.64                            17599.9

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

 TOP 10 HOLDINGS AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  Household International                 3.9
 2.  Citigroup, Inc.                         3.9
 3.  Tyco International LTD                  3.6
 4.  AT&T Corp-Liberty Media - A             3.4
 5.  Jefferson Pilot                         2.9
 6.  Wells Fargo Company                     2.7
 7.  Metris Companies, Inc.                  2.7
 8.  Medtronic, Inc.                         2.7
 9.  Viacom-Inc-CL B                         2.7
10.  Biovail Corp.                           2.6

 TOP 5 INDUSTRIES AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  Telecommunications                      13.6
 2.  Drugs/Biotechnology                      9.2
 3.  Insurance Services                       7.9
 4.  Medical & Related                        7.6
 5.  Banking                                  6.6

- ---------------

* Composition of Portfolio subject to change.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
- -------------------------------------------------------------
           BANKING (6.6%)
   1,866   Citigroup Inc. .......................  $   98,599
   1,500   Wells Fargo Co. ......................      69,645
                                                   ----------
                                                      168,244
                                                   ----------
           BROADCAST RADIO & TV (5.2%)
   5,000   *AT&T Corp. - Liberty Media CL A......      87,450
   1,000   *Comcast Corp. CL A...................      43,400
                                                   ----------
                                                      130,850
                                                   ----------
           BUSINESS SERVICES (1.5%)
   2,000   *Cendant Corp. .......................      39,000
                                                   ----------
           CONSTRUCTION SERVICES (1.6%)
   1,000   *Shaw Group Inc. .....................      40,100
                                                   ----------
           COMPUTER & RELATED (5.3%)
   2,000   *AOL Time Warner Inc. ................     106,000
   1,000   *EMC Corp. Massachusetts..............      29,050
                                                   ----------
                                                      135,050
                                                   ----------
           DRUGS/BIOTECHNOLOGY (6.6%)
   1,000   *Genetech Inc. .......................      55,100
   1,000   *Medicis Pharmaceuticals CL A.........      53,000
   1,500   Pfizer Inc. ..........................      60,075
                                                   ----------
                                                      168,175
                                                   ----------
           ELECTRICAL EQUIPMENT (1.9%)
   1,000   General Electric Co. .................      48,750
                                                   ----------
           ELECTRONICS/SEMICONDUCTORS (4.0%)
   3,000   *American Power Conversion Corp. .....      47,250
   1,000   Intel Corp. ..........................      29,250
   1,300   *Solectron Corp. .....................      23,790
                                                   ----------
                                                      100,290
                                                   ----------
           FOOD & RELATED (1.9%)
   1,000   *Safeway Inc. ........................      48,000
                                                   ----------
           FINANCIAL SERVICES (6.6%)
   1,500   Household International...............     100,050
   2,000   Metris Cos. Inc. .....................      67,420
                                                   ----------
                                                      167,470
                                                   ----------
           INSURANCE SERVICES (7.9%)
   2,000   AFLAC Corp. ..........................      62,980
     775   American Intl. Group..................      66,650
   1,500   Jefferson Pilot.......................      72,480
                                                   ----------
                                                      202,110
                                                   ----------
           MACHINERY (3.3%)
   1,000   *Capstone Turbine Corp. ..............      22,090
     500   *SPX Corp. ...........................      62,590
                                                   ----------
                                                       84,680
                                                   ----------
           MEDIA & PUBLISHING (2.7%)
   1,344   *Viacom Inc. CL B.....................      69,552
                                                   ----------

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
- -------------------------------------------------------------
           MEDICAL & RELATED (7.6%)
   3,000   *Health Mgmt. Assoc. CL A.............  $   63,120
   1,200   Johnson & Johnson Co. ................      60,000
   1,500   Medtronic Inc. .......................      69,015
                                                   ----------
                                                      192,135
                                                   ----------
           RETAIL (2.4%)
   2,000   RadioShack Corp. .....................      61,000
                                                   ----------
           OIL, ENERGY & NATURAL GAS (5.1%)
   1,000   Apache Corp. .........................      50,750
   1,000   Halliburton Co. ......................      35,600
   2,000   *Rowan Cos. Inc. .....................      44,200
                                                   ----------
                                                      130,550
                                                   ----------
           TELECOMMUNICATIONS (11.3%)
   4,500   *ADC Telecommunication................      29,700
   2,000   *General Motors CL H..................      40,500
   2,000   *Level 3 Communications Inc. .........      10,980
   8,500   *McLeod USA Inc. .....................      39,015
   1,000   Scientific-Atlanta Inc. ..............      40,600
   1,500   *Western Wireless Corp. CL A..........      64,500
     164   Worldcom Inc. - MCI Group.............       2,641
   4,100   *Worldcom Inc. - Worldcom Group.......      58,220
                                                   ----------
                                                      286,156
                                                   ----------
           UTILITIES (5.7%)
   1,000   *Aquila Inc. .........................      24,650
   1,500   *Calpine Corp. .......................      56,700
   1,230   El Paso Corp. ........................      64,624
                                                   ----------
                                                      145,974
                                                   ----------
           TOTAL U.S. COMMON STOCK (87.2%) (COST
            $2,340,834)..........................  $2,218,086
                                                   ----------

                                                     MARKET
 SHARES             FOREIGN COMMON STOCK             VALUE
- -------------------------------------------------------------
           BERMUDA (3.6%)
           MANUFACTURING
   1,700   Tyco International Ltd. ..............  $   92,650
                                                   ----------
           CANADA (2.6%)
           DRUGS/BIOTECHOLOGY
   1,500   *Biovail Corp. .......................      65,250
                                                   ----------
           MEXICO (1.4%)
           TELECOMMUNICATIONS
   1,000   Telefonos De Mexico...................      35,090
                                                   ----------
           UNITED KINGDOM (0.9%)
           TELECOMMUNICATIONS
   1,000   Vodafone Group PLC ADR................      22,350
                                                   ----------
           TOTAL FOREIGN COMMON STOCK (8.5%)
            (COST $187,084)......................  $  215,340
                                                   ----------
           TOTAL COMMON STOCK (95.7%) (COST
            $2,527,918)..........................  $2,433,426
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

  FACE                                               MARKET
 AMOUNT               SHORT-TERM NOTES               VALUE
- -------------------------------------------------------------
           FINANCIAL SERVICES (4.8%)
$123,000   American Express 3.850% 07/02/01......  $  122,986
                                                   ----------
           TOTAL SHORT-TERM NOTES (4.8%) (COST
            $122,986)............................  $  122,986
                                                   ----------
           TOTAL HOLDINGS (100.5%) (COST
            $2,650,904) (A)......................  $2,556,412
                                                   ----------
           LIABILITIES, NET OF CASH & RECEIVABLES
            (-0.5%)..............................     (13,966)
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $2,542,446
                                                   ==========

- ---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis. See note 1.
ADR (American depository receipt) represents ownership of foreign securities.
PLC  Public Limited Company

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2001 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (Cost $2,650,904)...............  $ 2,556,412
  Receivable for fund shares sold............        3,443
  Dividends & accrued interest receivable....        1,066
  Other......................................          370
                                               -----------
    Total assets.............................    2,561,291
                                               -----------
Liabilities:
  Cash overdraft.............................          403
  Payable for fund shares redeemed...........           11
  Payable for investment management services
    (note 3).................................        1,261
  Other accrued expenses.....................       17,170
                                               -----------
    Total liabilities........................       18,845
                                               -----------
Net assets at market value...................  $ 2,542,446
                                               ===========
Net assets consist of:
  Par value, $1 per share....................  $   321,479
  Paid-in capital in excess of par value.....    4,710,658
  Accumulated net realized loss on
    investments..............................   (2,390,035)
  Net unrealized depreciation on
    investments..............................      (94,492)
  Net investment loss........................       (5,164)
                                               -----------
Net assets at market value...................  $ 2,542,446
                                               ===========
Shares outstanding (note 4)..................      321,479
Net asset value per share....................  $      7.91
                                               ===========

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 2001 (Unaudited)

Investment income:
  Interest....................................  $   6,259
  Dividends...................................      5,707
                                                ---------
    Total investment income...................     11,966
                                                ---------
Expenses:
  Management fees (note 3)....................      8,154
  Custodian fees (note 3).....................      2,393
  Directors' fees (note 3)....................         65
  Professional fees...........................      3,840
  Accounting and transfer agent fees..........      1,772
  Printing fees...............................        304
  Filing fees.................................        148
  Conversion expense..........................        432
  Other.......................................         22
                                                ---------
    Total expenses............................     17,130
                                                ---------
    Net investment loss.......................     (5,164)
                                                ---------
Realized & unrealized loss on investments:
  Net realized loss from investments..........   (141,958)
  Net change in unrealized appreciation/
    (depreciation) on investments.............   (202,439)
                                                ---------
      Net loss on investments.................   (344,397)
                                                ---------
      Net decrease in net assets from
         operations...........................  $(349,561)
                                                =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
SOCIAL AWARENESS PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2001       DECEMBER 31,
                                                                (UNAUDITED)            2000
                                                              ----------------     ------------
From operations:
  Net investment loss.......................................     $   (5,164)       $   (14,943)
  Realized gain (loss) on investments.......................       (141,958)           186,397
  Unrealized depreciation on investments....................       (202,439)          (592,994)
                                                                 ----------        -----------
      Net decrease in assets from operations................       (349,561)          (421,540)
                                                                 ----------        -----------
From capital share transactions (note 4):
  Received from shares sold.................................        217,135            902,535
  Paid for shares redeemed..................................       (307,227)        (1,088,829)
                                                                 ----------        -----------
      Decrease in net assets derived from capital share
       transactions.........................................        (90,092)          (186,294)
                                                                 ----------        -----------
         Decrease in net assets.............................       (439,653)          (607,834)
Net Assets:
  Beginning of period.......................................      2,982,099          3,589,933
                                                                 ----------        -----------
  End of period.............................................     $2,542,446        $ 2,982,099
                                                                 ==========        ===========

 FINANCIAL HIGHLIGHTS

                                                             SIX MONTHS ENDED             YEARS ENDED DECEMBER 31,
                                                              JUNE 30, 2001       ----------------------------------------
                                                               (UNAUDITED)         2000        1999       1998      1997*
                                                             ----------------     -------     ------     ------     ------
Per share data:
Net asset value, beginning of period.......................      $  8.99          $ 10.31     $ 8.80     $11.40     $10.00
Income (loss) from investment operations:
  Net investment income (loss).............................        (0.02)           (0.05)      0.04       0.05       0.09
  Net realized & unrealized gain (loss) on investments.....        (1.06)           (1.27)      1.51      (2.60)      2.47
                                                                 -------          -------     ------     ------     ------
    Total income (loss) from investment operations.........        (1.08)           (1.32)      1.55      (2.55)      2.56
                                                                 -------          -------     ------     ------     ------
Less distributions:
  Dividends from net investment income.....................         0.00             0.00      (0.04)     (0.05)     (0.07)
  Distributions from net realized capital gains............         0.00             0.00       0.00       0.00      (1.09)
                                                                 -------          -------     ------     ------     ------
    Total distributions....................................         0.00             0.00      (0.04)     (0.05)     (1.16)
                                                                 -------          -------     ------     ------     ------
Net asset value, end of period.............................      $  7.91          $  8.99     $10.31     $ 8.80     $11.40
                                                                 =======          =======     ======     ======     ======
Total return...............................................       (12.02)%(b)      (12.80)%    17.69%    (22.41)%    25.63%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets..................         1.23%(a)         1.10%      0.93%      0.81%      0.95%(a)
  Ratio of net investment income (loss) to average net
    assets.................................................        (0.37)%(a)       (0.42)%     0.47%      0.55%      0.75%(a)
Portfolio turnover rate....................................           55%              75%       122%        71%        40%
Net assets at end of period (millions).....................      $   2.5          $   3.0     $  3.6     $  6.6     $  4.8

- ---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

 * Commenced operations on January 3, 1997

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

 OBJECTIVE

The Strategic Income Portfolio seeks to generate high current income by investing at least 80% of its assets in income-producing securities, including at least 40% of assets in a core group of U.S. government and corporate fixed-income securities, and the remainder in other income-producing securities.

 PERFORMANCE AS OF JUNE 30, 2001

TOTAL RETURN:

One-year                                    15.58%
Three-year                                   3.84%
Since inception (1/3/97)                     4.60%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The Strategic Income Portfolio rose 7.21% during the first half of 2001 after returning 4.230% in the 1st quarter of 2001 and additional 2.86% for the 2nd quarter of 2001. Key to the strength in results was the Federal Reserve's easing of interest rates in an effort to divert the U.S. economy from going into a recession. The total easing of the federal funds rate by the Federal Open Market Committee (FOMC) was 275 basis points which brought the federal funds rate to 3.75% from it's beginning of the year level of 6.50%. The equity market was volatile during the first half of this year declining in the first quarter on concerns regarding the telecommunications and technology sector coupled with general concerns about the weakness of the U.S. economy. However, the stock market rose in the second quarter as investors perceived that the economy would begin to pick-up in the second half of the year. For the six months ending June 30, 2001 the S&P 500, a general barometer of the stock market, has declined producing a negative return of (6.7%). REIT's, a more value-oriented and income-oriented asset class, were the asset of choice during the 1st half of 2001 managing to produce a 10% rate of return all of which came during the second quarter of 2001. The REIT return is measured by the results of the Morgan Stanley REIT index.

The Strategic Income Fund produced very competitive results during the 1st and 2nd quarters of 2001 due to its diversified fixed income characteristics coupled with the use of attractive dividend paying REIT's. The Fund has maintained a 40% allocation to corporate bonds in a variety of industries, 15%-17% in Mortgage related securities, 15% in REIT's, 25% in high dividend yield equities and nearly 3%-5% in cash equivalent vehicles during the first half of 2001. The Strategic Income Fund continues in its goal of delivering a high income yield with the fund now yielding nearly 8% on a gross basis.

The Fund's total (income plus principal appreciation) return of 7.21% for the first half of 2001 outpaced the results of other bond funds and bond indices. The Lehman Govt/Corp bond index rose 3.42% during the first half of 2001 while the Lehman Corp Bond Int. Index rose 5.02%. The Lipper High Current Yield Avg. Fund produced a total return of 1.66% for the first half of 2001 while the avg. Lipper U.S. Bond Fund produced a 2.34 % total return for the quarter ending June 30, 2001. Lipper is a database of active mutual fund managers and results appear daily in the Wall Street Journal.
 CHANGE IN VALUE OF $10,000 INVESTMENT

[STRATEGIC INCOME PORTFOLIO CHART]

                                                                STRATEGIC INCOME PORTFOLIO
                                                              (COMMENCED OPERATIONS JANUARY 3,   LEHMAN BROS. GOVT./CORP. INDEX-
                                                                           1997)                           INTERMEDIATE
                                                              --------------------------------   -------------------------------
12/96                                                                       10000                              10000
6/97                                                                        10296                              10283
12/97                                                                     10902.4                            10786.9
6/98                                                                      10962.4                            11156.9
12/98                                                                     10747.5                            11691.3
6/99                                                                        10711                            11623.5
12/99                                                                     10231.1                            11736.2
6/00                                                                      10618.9                            12112.9
12/00                                                                     11448.2                            12922.1
6/01                                                                      12273.6                              13364

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

The Lehman Brothers Govt./Corp. Index-Intermediate represents a market weighted portfolio of high quality Intermediate Corporate and Government Bonds.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO (CONTINUED)

 TOP 10 HOLDINGS AS OF JUNE 30, 2001*

                                      % of Net Assets
 1.  Prentiss Properties Trust              2.2
 2.  Liberty Property Trust                 2.0
 3.  Aberdeen Commonwealth Fund             1.7
 4.  RFS Hotel Investors                    1.7
 5.  Equity Residential Props               1.5
 6.  Kimco Realty 8.5% Series B             1.4
 7.  Bedford Property Investors             1.4
 8.  Xcel Energy Inc                        1.2
 9.  Healthcare Realty                      1.2
10.  Developers Diversified                 1.0

 TOP 5 INDUSTRIES AS OF JUNE 30, 2001*

                                     % of Net Assets
 1.  Real Estate Invest. Trusts           18.2
 2.  Government                           16.0
 3.  Financial Services                   15.0
 4.  Banking                               9.1
 5.  Retail                                7.1

- ---------------
* Composition of Portfolio subject to change.

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

  FACE                                               MARKET
 AMOUNT           LONG-TERM BONDS & NOTES            VALUE
- -------------------------------------------------------------
           GOVERNMENT (16.0%)
$  6,870   FHLM 7.500% 07/15/21..................  $    6,889
  82,492   FNMA 9.000% 04/01/16..................      89,316
  55,522   FNMA 7.500% 10/01/24..................      57,157
  44,039   FNMA 7.500% 09/01/27..................      44,390
 100,000   FNMA 6.500% 04/18/25..................      99,391
  99,907   FNMA 7.000% 05/01/31..................     100,444
  26,612   FNMA 7.500% 09/01/28..................      27,266
  40,181   GNMA 7.500% 06/15/27..................      41,375
 128,633   GNMA 7.000% 02/15/28..................     129,968
                                                   ----------
                                                      596,196
                                                   ----------
           AEROSPACE (2.6%)
 100,000   Lockheed Corp. 7.875% 03/15/23........      97,133
                                                   ----------
           BANKING (9.1%)
 100,000   ABM-AMRO Bank N.V. 7.750% 05/15/23....     107,237
  75,000   Banc One Corp. 8.000% 04/29/27........      80,863
 100,000   First Union Institutional Capital I
            8.040% 12/01/26......................     100,042
  50,000   NB Capital Trust 8.250% 04/15/27......      50,769
                                                   ----------
                                                      338,911
                                                   ----------
           COMMUNICATIONS (1.3%)
  50,000   GTE Corp. 7.830% 05/01/23.............      49,403
                                                   ----------
           FINANCIAL SERVICES (11.2%)
 120,000   Ahmanson Capital Trust I 8.360%
            12/01/26 (144A)......................     111,187
 100,000   Lehman Brothers Holdings 7.125%
            09/15/03.............................     103,436
 100,000   Merrill Lynch & Co. NT 7.000%
            04/27/08.............................     102,160
 100,000   Zurich Capital Trust (144A) 8.376%
            06/01/37.............................     101,955
                                                   ----------
                                                      418,738
                                                   ----------
           FOOD & RELATED (2.7%)
 100,000   Philip Morris Co. Inc. 7.125%
            08/15/02.............................     102,119
                                                   ----------
           FORESTRY & PAPER PRODUCTS (0.7%)
  25,000   Fort James Corp.
           6.625% 09/15/04.......................      24,863
                                                   ----------
           REAL ESTATE & LEASING (6.0%)
  50,000   EOP Operating Ltd. Partner 6.763%
            06/15/07.............................      49,734
 100,000   Spieker Properties LP 7.125%
            12/01/06.............................     101,701
  75,000   Spieker Properties LP 7.350%
            12/01/17.............................      70,512
                                                   ----------
                                                      221,947
                                                   ----------
           RETAIL (7.1%)
 100,000   Federated Dept. Stores 8.500%
            06/15/03.............................     105,487
  50,000   May Department Stores Co. 7.900%
            10/15/07.............................      54,029
  50,000   May Department Stores Co. 7.625%
            08/15/13.............................      53,633
  50,000   Sears Roebuck Acceptance Global 7.000%
            06/15/07.............................      50,528
                                                   ----------
                                                      263,677
                                                   ----------
           UTILITIES (2.8%)
 100,000   Duke Power Co. 7.875% 05/01/24........     103,113
                                                   ----------
           TOTAL LONG-TERM BONDS & NOTES (59.5%)
            (COST $2,197,352)....................  $2,216,100
                                                   ----------

                        REAL ESTATE                  MARKET
 SHARES              INVESTMENT TRUSTS               VALUE
- -------------------------------------------------------------
   2,500   Bedford Property Invs. Inc. ..........  $   52,375
   2,000   Developers Divers Realty Corp. .......      36,760
   1,000   Duke-Weeks Realty Corp................      24,850
   1,000   Equity Residential Props..............      56,550
   1,000   Franchise Finance Corp. ..............      25,110
   1,500   Glimcher Realty Trust SBI.............      26,850
   1,603   Healthcare Realty Trust Inc. .........      42,158
   1,000   Home Properties of NY Inc. ...........      30,100
     190   Hospitality Properties Trust..........       5,415
   2,000   Lasalle Hotel Properties..............      35,640
   2,500   Liberty Property Trust................      74,000
   1,000   Mills Corp. ..........................      24,600
   2,000   New Plan Excel Realty Trust...........      30,600
   1,000   Post Properties Inc. .................      37,850
   3,000   Prentiss Properties Invs. Inc. .......      78,900
   4,000   RFS Hotels Invs Inc. .................      63,160
   1,200   Sovran Self Storage...................      32,844
                                                   ----------
                                                      677,762
                                                   ----------
           TOTAL REAL ESTATE INVEST. TRUSTS
            (18.2%) (COST $609,815)..............  $  677,762
                                                   ----------

                         CLOSED-END                  MARKET
 SHARES             INVESTMENT COMPANIES             VALUE
- -------------------------------------------------------------
   6,500   Aberdeen Asia-Pacific Prime Inc. .....  $   26,715
   6,900   Aberdeen Commonwealth Fund............      61,410
                                                   ----------
           TOTAL INVESTMENT COMPANIES (2.4%)
            (COST $113,785)......................  $   88,125
                                                   ----------

                                                     MARKET
 SHARES                 COMMON STOCK                 VALUE
- -------------------------------------------------------------
           FOOD & RELATED (1.8%)
     400   Heinz H J Co. ........................  $   16,356
   1,000   Philip Morris Cos. Inc. ..............      50,750
                                                   ----------
                                                       67,106
                                                   ----------
           TRANSPORTATION (0.2%)
     500   Nordic American Tanker................       8,590
                                                   ----------
           UTILITIES (1.8%)
     500   DTE Energy Company....................      23,220
   1,500   Xcel Energy Inc. .....................      42,675
                                                   ----------
                                                       65,895
                                                   ----------
           TOTAL COMMON STOCK (3.8%) (COST
            $122,548)............................  $  141,591
                                                   ----------

                                                     MARKET
 SHARES               PREFERRED STOCK                VALUE
- -------------------------------------------------------------
           COMMUNICATIONS (1.6%)
   2,500   MCI Capital 8% Series A...............  $   60,627
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

                                                     MARKET
 SHARES               PREFERRED STOCK                VALUE
- -------------------------------------------------------------
           FINANCIAL SERVICES (3.8%)
   1,500   Citigroup Cap I 8% 9/30/36............  $   37,635
   1,000   Household Capital.....................      27,660
   2,000   Morgan Stanley Dean Witter 8%.........      10,420
     700   MSDW Capital Trust 7.1%...............      17,346
   2,000   PLC Capital Trust I 8.25%.............      49,820
                                                   ----------
                                                      142,881
                                                   ----------
           OIL, ENERGY & NATURAL GAS (1.3%)
   2,000   Enron Capital Trust I 8.3%............      50,040
                                                   ----------
           REAL ESTATE & LEASING (1.4%)
   2,000   Kimco Realty Corp. 8.5%...............      50,200
                                                   ----------
           UTILITIES (1.7%)
   2,500   Alabama Power Capital Tr II 7.6%......      62,300
                                                   ----------
           TOTAL PREFERRED STOCK (9.8%) (COST
            $373,132)............................  $  366,048
                                                   ----------

  FACE                                               MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
- -------------------------------------------------------------
           FINANCIAL (4.0%)
$150,000   Firstar 3.150% 07/02/01 repurchase
            price $150,039 collateralized by FHR
            Market Value: ($152,992) Face Value:
            ($208,193) Due: 03/15/25 Interest:
            6.000%...............................  $  150,000
                                                   ----------
           TOTAL REPURCHASE AGREEMENTS (4.0%)
            (COST $150,000)......................  $  150,000
                                                   ----------
           TOTAL HOLDINGS (97.7%) (COST
            $3,566,632) (A)......................  $3,639,626
                                                   ----------
           CASH & RECEIVABLES, NET OF LIABILITIES
            (2.3%)...............................      83,938
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $3,723,564
                                                   ==========

- ---------------

   (a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis. See note 1.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $213,142 or 5.7% of total net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2001 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (Cost $3,566,632)...............  $3,639,626
  Receivable for fund shares sold............      64,011
  Dividends & accrued interest receivable....      41,494
  Other......................................         272
                                               ----------
    Total assets.............................   3,745,403
                                               ----------
Liabilities:
  Cash overdraft.............................       1,160
  Payable for investment management services
    (note 3).................................       2,415
  Other accrued expenses.....................      18,264
                                               ----------
    Total liabilities........................      21,839
                                               ----------
Net assets at market value...................  $3,723,564
                                               ==========
Net assets consist of:
  Par value, $1 per share....................  $  408,896
  Paid-in capital in excess of par value.....   3,704,987
  Accumulated net realized loss on
    investments..............................    (524,106)
  Net unrealized appreciation on
    investments..............................      72,994
  Undistributed net investment income........      60,793
                                               ----------
Net assets at market value...................  $3,723,564
                                               ==========
Shares outstanding (note 4)..................     408,896
Net asset value per share....................  $     9.11
                                               ==========

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 2001 (Unaudited)

Investment income:
  Interest.....................................  $ 74,202
  Dividends....................................    58,219
                                                 --------
    Total investment income....................   132,421
                                                 --------
Expenses:
  Management fees (note 3).....................    13,948
  Custodian fees (note 3)......................     2,393
  Directors' fees (note 3).....................        65
  Professional fees............................     3,841
  Accounting and transfer agent fees...........     3,448
  Printing fees................................       304
  Filing fees..................................       148
  Conversion expense...........................       479
  Other........................................        24
                                                 --------
    Total expenses.............................    24,650
                                                 --------
    Net investment income......................   107,771
                                                 --------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments...........    (1,465)
  Net change in unrealized appreciation/
    (depreciation) on investments..............   139,175
                                                 --------
      Net gain on investments..................   137,710
                                                 --------
      Net increase in net assets from
         operations............................  $245,481
                                                 ========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
STRATEGIC INCOME PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2001       DECEMBER 31,
                                                                (UNAUDITED)            2000
                                                              ----------------     ------------
From operations:
  Net investment income.....................................     $  107,771         $  216,752
  Realized loss on investments..............................         (1,465)          (133,915)
  Unrealized appreciation on investments....................        139,175            271,144
                                                                 ----------         ----------
      Net increase in assets from operations................        245,481            353,981
                                                                 ----------         ----------
Dividend and distribution to shareholders:
  Dividends paid from net investment income.................        (55,350)          (223,843)
                                                                 ----------         ----------
From capital share transactions (note 4):
  Received from shares sold.................................        357,510            182,586
  Received from dividends reinvested........................         55,350            223,843
  Paid for shares redeemed..................................       (197,595)          (313,446)
                                                                 ----------         ----------
      Increase in net assets derived from capital share
       transactions.........................................        215,265             92,983
                                                                 ----------         ----------
         Increase in net assets.............................        405,396            223,121
Net Assets:
  Beginning of period.......................................      3,318,168          3,095,047
                                                                 ----------         ----------
  End of period (a).........................................     $3,723,564         $3,318,168
                                                                 ==========         ==========
(a) Includes undistributed net investment income of.........     $   60,793         $    8,372
                                                                 ==========         ==========

 FINANCIAL HIGHLIGHTS

                                                             SIX MONTHS ENDED            YEARS ENDED DECEMBER 31,
                                                              JUNE 30, 2001       ---------------------------------------
                                                               (UNAUDITED)         2000       1999       1998      1997*
                                                             ----------------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period.......................       $ 8.63          $ 8.29     $ 9.34     $10.16     $10.00
Income (loss) from investment operations:
  Net investment income....................................         0.29            0.59       0.65       0.68       0.71
  Net realized & unrealized gain (loss) on investments.....         0.33            0.34      (1.07)     (0.82)      0.13
                                                                  ------          ------     ------     ------     ------
    Total income (loss) from investment operations.........         0.62            0.93      (0.42)     (0.14)      0.84
                                                                  ------          ------     ------     ------     ------
Less distributions:
  Dividends from net investment income.....................        (0.14)          (0.59)     (0.63)     (0.68)     (0.67)
  Distributions from net realized capital gains............         0.00            0.00       0.00       0.00      (0.01)
                                                                  ------          ------     ------     ------     ------
    Total distributions....................................        (0.14)          (0.59)     (0.63)     (0.68)     (0.68)
                                                                  ------          ------     ------     ------     ------
Net asset value, end of period.............................       $ 9.11          $ 8.63     $ 8.29     $ 9.34     $10.16
                                                                  ======          ======     ======     ======     ======
Total return...............................................         7.21%(b)       11.90%     (4.81)%    (1.42)%     8.74%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets..................         1.42%(a)        1.47%      1.27%      1.18%      1.30%(a)
  Ratio of net investment income to average net assets.....         6.19%(a)        6.98%      7.23%      7.12%      7.04%(a)
Portfolio turnover rate....................................            7%             28%        53%       104%       102%
Net assets at end of period (millions).....................       $  3.7          $  3.3     $  3.1     $  4.0     $  3.2

- ---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

 * Commenced operations on January 3, 1997

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME PORTFOLIO

 OBJECTIVE

The Firstar Growth & Income seeks to provide both reasonable income and long-term capital appreciation by investing in income producing securities, including dividend paying common and preferred stock as well as fixed income securities.
 PERFORMANCE AS OF JUNE 30, 2001

TOTAL RETURN:

One-year                                    (9.77)%
Three-year                                  (1.26)%
Since inception (1/3/97)                     1.79%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The equity markets sold off sharply in the first three months of the year as the outlook for earnings continued to deteriorate. The second quarter provided some recovery with the S&P 500 generating its first positive quarterly return of 5.9% in five quarters. Overall, the equity markets, as measured by the S&P 500, returned (6.7)% the first half of the year. The S&P 500/BARRA Value index followed a similar pattern, earning (6.5)% in the first quarter and 4.4% in the second quarter for a six-month return of (2.5)%. The Firstar Growth and Income Portfolio followed suit with a negative first quarter return followed by a positive second quarter return of 3.31% and a year-to-date return of (9.47)%. The relative underperformance of the Firstar Growth and Income Portfolio, year-to-date, reflects in part the large disparity in performance between high quality and low quality stocks. Stocks rated C & D by Standard and Poor's, for example, outperformed A+ rated stocks by over 19 percentage points in the first six months of 2001. We continue to emphasize high quality large capitalization issues in the portfolio.

Corporate earnings growth continued to decelerate in the first half of 2001. We are projecting nearly a 20% drop in S&P 500 earnings in this year's second quarter, down from the 11% decline experienced in the first quarter and the 2% drop reported for the quarter ended December 31, 2000. The Federal Reserve Board's aggressive first half response to the weakening corporate earnings environment combined with easier year-over-year earnings comparisons is expected to end the market's "earnings recession" in late 2001 or early 2002. Importantly, the stock market has often discounted a turn in corporate profitability by approximately six months.

Currently, the Firstar Growth and Income Portfolio is overweight in the healthcare and consumer staples sectors and underweight in the financials and basic materials sectors relative to the portfolio's custom benchmark. The custom benchmark is an equally weighted combination of the Standard and Poor's 500 Index and the Standard and Poor's 500/ BARRA Value Index. The portfolio remains broadly diversified across economic sectors. We expect above-average stock price volatility and sector rotation to continue due to the uncertain economic and earnings environment. The portfolio will continue to emphasize those sectors and issues that we feel will experience superior earnings growth relative to their equity valuations.
 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                FIRSTAR GROWTH & INCOME
                                                 PORTFOLIO (COMMENCED       LEHMAN BROS. GOVT./CORP.
                                              OPERATIONS JANUARY 3, 1997)             INDEX                   S&P 500 INDEX
                                              ---------------------------   ------------------------          -------------
12/96                                                     10000                        10000                       10000
6/97                                                      10531                        10283                       12060
12/97                                                   10969.1                      10786.9                       13336
6/98                                                    11253.2                      11156.9                     15697.7
12/98                                                   11289.2                      11691.3                     17146.7
6/99                                                    11670.8                      11623.5                     19269.4
12/99                                                   11488.7                      11736.2                     20755.1
6/00                                                    12005.7                      12112.9                     20665.8
12/00                                                   11966.1                      12922.1                     18863.8
6/01                                                    10832.9                        13364                     17599.9

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

The Lehman Brothers Govt/Corp. Index represents a market-weighted portfolio of high quality intermediate corporate and government bonds.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME PORTFOLIO (CONTINUED)

 TOP 10 HOLDINGS AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  Exxon Mobil Corporation                  3.1
 2.  Citigroup Inc.                           3.0
 3.  General Electric                         2.7
 4.  Verizon Communications                   2.2
 5.  Microsoft Corp.                          2.0
 6.  SBC Communications                       1.8
 7.  Safeway Inc.                             1.7
 8.  American International Group             1.6
 9.  AOL Time Warner Inc.                     1.5
10.  General Dynamics                         1.5

 TOP 5 INDUSTRIES AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  Oil, Energy & Natural Gas               10.6
 2.  Banking                                  8.4
 3.  Telecommunications                       8.1
 4.  Food & Beverages                         6.4
 5.  Insurance Services                       6.2

- ---------------

* Composition of Portfolio subject to change.

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
- -------------------------------------------------------------
           ADVERTISING (0.1%)
     250   Interpublic Group of Cos. Inc. .......  $    7,338
                                                   ----------
           AEROSPACE (1.6%)
     100   Boeing................................       5,560
     875   General Dynamics Corp. ...............      68,084
                                                   ----------
                                                       73,644
                                                   ----------
           AUTOMOTIVE & RELATED (0.4%)
     800   Ford Motor Co. .......................      19,640
                                                   ----------
           BANKING (8.4%)
     975   Bank of New York Inc. ................      46,800
   2,616   Citigroup Inc. .......................     138,229
     400   Fifth Third Bancorp...................      24,020
   1,000   JP Morgan Chase & Co. ................      44,600
   1,075   Mellon Financial Corp. ...............      49,450
     375   Northern Trust Corp. .................      23,438
   1,400   Wells Fargo Co. ......................      65,002
                                                   ----------
                                                      391,539
                                                   ----------
           BROADCAST RADIO & TV (1.3%)
     475   *Clear Channel Communications.........      29,782
     675   *Comcast Corp CL A....................      29,295
                                                   ----------
                                                       59,077
                                                   ----------
           BUSINESS SERVICES (0.9%)
     850   Automatic Data Processing Inc. .......      42,245
                                                   ----------
           CHEMICALS (3.2%)
   1,475   Ecolab Inc. ..........................      60,431
     625   Millipore Corp. ......................      38,738
   1,100   Praxair Inc. .........................      51,700
                                                   ----------
                                                      150,869
                                                   ----------
           COMPUTER & RELATED (5.7%)
   1,312   *AOL Time Warner Inc. ................      69,536
   1,425   *Cisco Systems Inc. ..................      25,935
   1,750   *Dell Computer Corp. .................      45,762
     475   *EMC Corp. Massachusetts..............      13,799
     375   Intl. Business Machines...............      42,375
   1,200   *Sun Microsystems Inc. ...............      18,864
   1,650   *Sungard Data Systems Inc. ...........      49,517
                                                   ----------
                                                      265,788
                                                   ----------
           COMPUTER SOFTWARE (3.2%)
     425   Adobe Systems Inc. ...................      19,975
   1,275   *Microsoft Corp. .....................      93,075
     900   *Oracle Systems.......................      17,100
     100   *Siebel Systems Inc. .................       4,690
     250   *Veritas Software Corp. ..............      16,633
                                                   ----------
                                                      151,473
                                                   ----------
           CONSUMER PRODUCTS (2.1%)
     130   Avery Dennison Corp. .................       6,636
     650   Johnson & Johnson Co. ................      32,500
     725   Kimberly Clark........................      40,528
     275   Procter & Gamble......................      17,545
                                                   ----------
                                                       97,209
                                                   ----------

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
- -------------------------------------------------------------
           DELIVERY SERVICE (0.6%)
     475   United Parcel Service.................  $   27,455
                                                   ----------
           DRUGS/BIOTECHNOLOGY (5.1%)
     825   American Home Products Corp. .........      48,213
     950   Bristol-Myers Squibb Co. .............      49,685
     450   Lilly (Eli) & Co. ....................      33,300
     775   Merck & Co. Inc. .....................      49,530
   1,456   Pfizer Inc. ..........................      58,313
                                                   ----------
                                                      239,041
                                                   ----------
           ELECTRICAL EQUIPMENT (2.7%)
   2,625   General Electric......................     127,969
                                                   ----------
           ELECTRONICS/SEMICONDUCTORS (3.5%)
     150   *Analog Devices Inc. .................       6,487
     700   *Applied Materials Inc. ..............      34,370
   1,775   Intel Corp. ..........................      51,919
     450   *Micron Technology Inc. ..............      18,495
     100   *Novellus Systems Inc. ...............       5,679
   1,550   Texas Instruments Inc. ...............      48,825
                                                   ----------
                                                      165,775
                                                   ----------
           ENTERTAINMENT & LEISURE (1.4%)
   2,200   Carnival Corp. CL A...................      67,540
                                                   ----------
           ENVIRONMENTAL SERVICES (0.2%)
     250   *Waste Management Inc. ...............       7,705
                                                   ----------
           FINANCIAL SERVICES (4.8%)
   1,050   American Express Co. .................      40,740
   1,000   Federal Home Mtg. Corp. ..............      70,000
     200   Fannie Mae............................      17,030
     450   Legg Mason Inc. ......................      22,392
     850   Merrill Lynch & Co. ..................      50,363
     375   Morgan Stanley Dean Witter & Co. .....      24,086
                                                   ----------
                                                      224,611
                                                   ----------
           FOOD & BEVERAGES (6.4%)
   1,125   Anheuser-Busch Co. Inc. ..............      46,350
     225   Coca-Cola Co. ........................      10,125
     500   *Kraft Foods Inc. ....................      15,500
   1,150   PepsiCo Inc. .........................      50,830
     950   Philip Morris Co. Inc. ...............      48,212
   1,675   *Safeway Inc. ........................      80,400
   1,700   Sysco Corp. ..........................      46,155
                                                   ----------
                                                      297,572
                                                   ----------
           INSURANCE SERVICES (6.2%)
      75   AFLAC Corp. ..........................       2,362
     975   AMBAC Financial Group Inc. ...........      56,745
     862   American International Group..........      74,132
     600   Chubb Corp. ..........................      46,458
     600   MGIC Investment.......................      43,584
     650   Marsh & McLennan Cos. Inc. ...........      65,650
                                                   ----------
                                                      288,931
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
- -------------------------------------------------------------
           MEDIA & PUBLISHING (2.4%)
   1,075   McGraw-Hill Cos. Inc. ................  $   64,496
     957   *Viacom Inc. CL B.....................      49,525
                                                   ----------
                                                      114,021
                                                   ----------
           MEDICAL & RELATED (2.5%)
   1,200   Baxter Intl. Inc. ....................      58,800
   1,325   HCA - The Healthcare Co. .............      59,877
                                                   ----------
                                                      118,677
                                                   ----------
           OIL, ENERGY & NATURAL GAS (9.9%)
     525   Apache Corp. .........................      26,644
     200   Anadarko Petroleum Corp. .............      10,806
     100   Chevron Corp. ........................       9,050
     550   Dynegy Inc. ..........................      25,575
     750   Enron Corp. ..........................      36,750
   1,660   Exxon Mobil Corp. ....................     145,001
   1,375   *Global Marine Inc. ..................      25,616
     700   *Nabors Industries Inc. ..............      26,040
     600   Ocean Energy Inc. ....................      10,470
     575   Phillips Petroleum Co. ...............      32,775
     625   Schlumberger Ltd. ....................      32,906
   2,175   USX-Marathon Group....................      64,184
     575   Williams Companies Inc. ..............      18,946
                                                   ----------
                                                      464,763
                                                   ----------
           RETAIL (4.8%)
     200   CVS Corp. ............................       7,720
     800   *Costco Wholesale Corp. ..............      32,864
     975   Gap Inc. .............................      28,275
     875   Home Depot............................      40,731
      75   *Kohls Corp. .........................       4,705
     875   Target Corp. .........................      30,275
     925   Wal-Mart Stores Inc. .................      45,140
   1,000   Walgreen Co. .........................      34,150
                                                   ----------
                                                      223,860
                                                   ----------
           TELECOMMUNICATIONS (7.1%)
     475   Alltel Corp. .........................      29,098
     975   *Broadwing Inc. ......................      23,839
     100   *Comverse Technology..................       5,710
     375   Corning Inc. .........................       6,266
     550   *JDS Uniphase Corp. ..................       6,875
   1,000   Qwest Communications Intl.............      31,870
   2,100   SBC Communications Inc. ..............      84,126
     500   *Sprint PCS Group.....................      12,075
   1,950   Verizon Communications................     104,325
      72   WorldCom Inc. - MCI Group.............       1,159
   1,800   *WorldCom Inc. - Worldcom Group.......      25,560
                                                   ----------
                                                      330,903
                                                   ----------

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
- -------------------------------------------------------------
           UTILITIES (2.8%)
     550   Constellation Energy Group............  $   23,430
     925   Duke Energy Corp. ....................      36,084
     825   Exelon Corp. .........................      52,899
     675   *Reliant Resources Inc. ..............      16,673
                                                   ----------
                                                      129,086
                                                   ----------
           TOTAL U.S. COMMON STOCK (87.3%) (COST
            $4,148,860)..........................  $4,086,731
                                                   ----------

                                                     MARKET
 SHARES            FOREIGN COMMON STOCKS             VALUE
- -------------------------------------------------------------
           BERMUDA (2.1%)
           MANUFACTURING
   1,750   Tyco International Ltd. ..............  $   95,375
                                                   ----------
           CANADA (0.3%)
           TELECOMMUNICATIONS
   1,500   Nortel Networks Corp. ................      13,635
                                                   ----------
           FINLAND (0.4%)
           TELECOMMUNICATIONS
     875   Nokia Corp. ADR.......................      19,285
                                                   ----------
           SINGAPORE (0.3%)
           ELECTRONIC/SEMICONDUCTORS
     575   *Flextronics Intl. Ltd. ..............      15,013
                                                   ----------
           TOTAL FOREIGN COMMON STOCK (3.1%)
            (COST $187,132)......................  $  143,308
                                                   ----------
           TOTAL COMMON STOCK (90.4%) (COST
            $4,335,992)..........................  $4,230,039
                                                   ----------

                        REAL ESTATE                  MARKET
 SHARES              INVESTMENT TRUSTS               VALUE
- -------------------------------------------------------------
   1,400   AMB Property Corp. ...................  $   36,064
                                                   ----------
           TOTAL REAL ESTATE INVESTMENT TRUSTS
            (0.8%) (COST $32,433)................  $   36,064
                                                   ----------

                                                     MARKET
 SHARES               PREFERRED STOCK                VALUE
- -------------------------------------------------------------
           COMPUTER & RELATED (0.5%)
     425   *Electronic Data Systems Conv.........  $   22,397
                                                   ----------
           DRUGS/BIOTECHNOLOGY (0.9%)
   1,025   Pharmacia Corp. Conv..................      41,410
                                                   ----------
           OIL, ENERGY & NATURAL GAS (0.7%)
   1,075   Enron Corp. Notes 2002 Conv...........      34,443
                                                   ----------
           TOTAL PREFERRED STOCK (2.1%) (COST
            $101,578)............................  $   98,250
                                                   ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

   FACE                                              MARKET
  AMOUNT               CONVERTIBLE BONDS              VALUE
- ------------------------------------------------------------
             TELECOMMUNICATIONS (0.3%)
$   10,000   Ciena Corp. 3.75% 02/01/08............  $ 7,637
    12,000   Corning Inc. Zero Coupon Contract
              11/08/15.............................    6,765
                                                     -------
                                                      14,402
                                                     -------
             TOTAL CONVERTIBLE BONDS (0.3%) (COST
              $19,021).............................  $14,402
                                                     -------

  FACE                                               MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
- -------------------------------------------------------------
           FINANCIAL (6.5%)
$303,000   Firstar 3.150% 07/02/01 repurchase
            price $303,080 collateralized by FHR
            Market Value: ($309,044) Face Value:
            ($420,549) Due: 03/15/25 Interest:
            6.000%...............................  $  303,000
                                                   ----------
           TOTAL REPURCHASE AGREEMENTS (6.5%)
            (COST $303,000)......................  $  303,000
                                                   ----------
           TOTAL HOLDINGS (100.1%) (COST
            $4,792,024) (A)......................  $4,681,755
                                                   ----------
           LIABILITIES, NET OF CASH & RECEIVABLES
            (-0.1%)..............................      (3,085)
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $4,678,670
                                                   ==========

- ---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis. See note 1.
ADR (American depository receipt) represents ownership of foreign securities.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2001 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (Cost $4,792,024)...............  $4,681,755
  Receivable for securities sold.............       6,671
  Receivable for fund shares sold............       8,579
  Dividends & accrued interest receivable....       2,407
  Other......................................         426
                                               ----------
    Total assets.............................   4,699,838
                                               ----------
Liabilities:
  Cash overdraft.............................       1,081
  Payable for investment management services
    (note 3).................................       8,721
  Other accrued expenses.....................      11,366
                                               ----------
    Total liabilities........................      21,168
                                               ----------
Net assets at market value...................  $4,678,670
                                               ==========
Net assets consist of:
  Par value, $1 per share....................  $  467,483
  Paid-in capital in excess of par value.....   4,416,096
  Accumulated net realized loss on
    investments..............................     (95,324)
  Net unrealized depreciation on
    investments..............................    (110,268)
  Undistributed net investment income........         683
                                               ----------
Net assets at market value...................  $4,678,670
                                               ==========
Shares outstanding (note 4)..................     467,483
Net asset value per share....................  $    10.01
                                               ==========

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 2001 (Unaudited)

Investment income:
  Interest....................................  $   6,871
  Dividends...................................     23,793
                                                ---------
    Total investment income...................     30,664
                                                ---------
Expenses:
  Management fees (note 3)....................     20,170
  Custodian fees (note 3).....................      2,393
  Directors' fees (note 3)....................         65
  Professional fees...........................      3,843
  Accounting and transfer agent fees..........      2,456
  Printing fees...............................        304
  Filing fees.................................        148
  Conversion expense..........................        639
  Other.......................................         23
                                                ---------
    Total expenses............................     30,041
                                                ---------
    Net investment income.....................        623
                                                ---------
Realized & unrealized loss on investments:
  Net realized loss from investments..........    (31,407)
  Net change in unrealized appreciation/
    (depreciation) on investments.............   (408,039)
                                                ---------
      Net loss on investments.................   (439,446)
                                                ---------
      Net decrease in net assets from
         operations...........................  $(438,823)
                                                =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
FIRSTAR GROWTH & INCOME PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2001       DECEMBER 31,
                                                                (UNAUDITED)            2000
                                                              ----------------     ------------
From operations:
  Net investment income.....................................     $      623         $      939
  Realized loss on investments..............................        (31,407)            (6,345)
  Unrealized appreciation (depreciation) on investments.....       (408,039)           122,977
                                                                 ----------         ----------
      Net increase (decrease) in assets from operations.....       (438,823)           117,571
                                                                 ----------         ----------
Dividend and distribution to shareholders:
  Dividends paid from net investment income.................              0               (879)
                                                                 ----------         ----------
From capital share transactions (note 4):
  Received from shares sold.................................        976,018          1,248,272
  Received from dividends reinvested........................              0                879
  Paid for shares redeemed..................................       (372,807)          (157,722)
                                                                 ----------         ----------
      Increase in net assets derived from capital share
       transactions.........................................        603,211          1,091,429
                                                                 ----------         ----------
         Increase in net assets.............................        164,388          1,208,121
Net Assets:
  Beginning of period.......................................      4,514,282          3,306,161
                                                                 ----------         ----------
  End of period (a).........................................     $4,678,670         $4,514,282
                                                                 ==========         ==========
(a) Includes undistributed net investment income of.........     $      683         $       60
                                                                 ==========         ==========

 FINANCIAL HIGHLIGHTS

                                                             SIX MONTHS ENDED            YEARS ENDED DECEMBER 31,
                                                              JUNE 30, 2001       ---------------------------------------
                                                               (UNAUDITED)         2000       1999       1998      1997*
                                                             ----------------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period.......................       $11.03          $10.62     $10.56     $10.65     $10.00
Income (loss) from investment operations:
  Net investment income....................................         0.00            0.00       0.12       0.37       0.32
  Net realized & unrealized gain (loss) on investments.....        (1.02)           0.41       0.06      (0.07)      0.64
                                                                  ------          ------     ------     ------     ------
    Total income (loss) from investment operations.........        (1.02)           0.41       0.18       0.30       0.96
                                                                  ------          ------     ------     ------     ------
Less distributions:
  Dividends from net investment income.....................         0.00            0.00      (0.12)     (0.35)     (0.31)
  Distributions from net realized capital gains............         0.00            0.00       0.00      (0.04)      0.00
                                                                  ------          ------     ------     ------     ------
    Total distributions....................................         0.00            0.00      (0.12)     (0.39)     (0.31)
                                                                  ------          ------     ------     ------     ------
Net asset value, end of period.............................       $10.01          $11.03     $10.62     $10.56     $10.65
                                                                  ======          ======     ======     ======     ======
Total return...............................................        (9.46)%(b)       3.86%      1.76%      2.92%      9.70%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets..................         1.33%(a)        1.41%      1.39%      1.43%      1.54%(a)
  Ratio of net investment income to average net assets.....         0.03%(a)        0.02%      1.16%      3.53%      3.07%(a)
Portfolio turnover rate....................................           22%             99%       197%        81%        17%
Net assets at end of period (millions).....................       $  4.7          $  4.5     $  3.3     $  3.6     $  2.8

- ---------------

(a)Annualized.

(b)Calculated on an aggregate basis (not annualized).

 *Commenced operations on January 3, 1997

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO

 OBJECTIVE

The Relative Value Portfolio seeks the highest total return as is consistent with reasonable risk by investing in stocks deemed to represent characteristics with low volatility, above-average yields and are undervalued relative to the stocks comprising the S&P Composite Stock Index.

 PERFORMANCE AS OF JUNE 30, 2001

TOTAL RETURN:
One-year                                    (0.70)%
Three-year                                   3.91%
Since inception (1/3/97)                    10.93%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The stock market has been driven so far this year by lower-quality stocks, which typically have poor sales and earnings histories or a weaker balance sheet. This is a reversal of the 2000 stock market when high-quality companies were dominant. Stocks have continued to suffer under the weight of corporate profit performance and weak economic growth and its impact.

During the first half of 2001 the Ohio National Relative Value Fund had excellent performance compared to its benchmark, the Standard & Poor's 500 Index. The large cap value fund generated a return of +.08% compared to the S & P 500 Index return of -6.70% for the six-month period ending June 30, 2001. Over the last twelve months value stocks have enjoyed a return to favor versus their growth counterparts. The Ohio National Relative Value Portfolio has outpaced its benchmark by over 14% for the twelve months ending June 30, 2001.

Strong performance by technology stocks, Microsoft Corporation and International Business Machines helped performance during the first half of 2001 along with an overweight in the Energy sector. Basic materials, Consumer cyclical, finance and utility stocks also added positive performance. Exposure to Healthcare stocks was reduced slightly as that sector declined in the first two quarters. The fund maintained a 2% cash position.

We believe that the markets have bottomed and will begin to improve in the third and fourth quarters. As the stock market anticipates economic recovery, it may move higher while negative earnings news is still, prevalent. Valuations now favor high-quality companies as their earnings have continued to advance while share prices have languished.

The combination of investor uncertainty, persistent Fed easing of credit conditions, a slowing in the rate of earnings deterioration, and more favorable equity valuations creates an environment for more favorable price performance.

 CHANGE IN VALUE OF $10,000 INVESTMENT

[RELATIVE VALUE LINE GRAPH]

                                                                 RELATIVE VALUE PORTFOLIO
                                                              (COMMENCED OPERATIONS JANUARY 3,
                                                                           1997)                          S&P 500 INDEX
                                                              --------------------------------            -------------
12/96                                                                       10000                              10000
6/97                                                                        11628                              12060
12/97                                                                       12828                              13336
6/98                                                                      14213.4                            15697.7
12/98                                                                     15485.5                            17146.7
6/99                                                                      16959.8                            19269.4
12/99                                                                     16635.8                            20755.1
6/00                                                                      16056.9                            20665.8
12/00                                                                     15931.7                            18863.8
6/01                                                                      15944.4                            17599.9

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO (CONTINUED)

 TOP 10 HOLDINGS AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  International Business Machines         5.4
 2.  Citigroup, Inc.                         5.1
 3.  Broadwing, Inc.                         4.9
 4.  General Electric                        4.6
 5.  Intel Corp.                             4.5
 6.  Philip Morris Co. Inc.                  3.9
 7.  Texaco                                  3.8
 8.  Procter and Gamble                      3.4
 9.  Exxon Mobile                            3.3
10.  Bank of New York                        2.8

 TOP 5 INDUSTRIES AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  Banking                                18.3
 2.  Oil, Energy & Natural Gas              11.3
 3.  Telecommunications                      9.9
 4.  Consumer Products                       9.9
 5.  Computer & Related                      7.5

- ---------------
* Composition of Portfolio subject to change.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

                                                    MARKET
 SHARES              U.S. COMMON STOCK               VALUE
- -------------------------------------------------------------
           AEROSPACE (1.6%)
   4,812   Honeywell International Inc. ........  $   168,372
                                                  -----------
           AUTOMOTIVE & RELATED (2.0%)
   4,370   Ford Motor Co. ......................      107,284
   1,500   General Motors Corp. ................       96,525
                                                  -----------
                                                      203,809
                                                  -----------
           BANKING (18.3%)
   2,000   Bank of America Corp. ...............      120,060
   6,000   Bank of New York Inc. ...............      288,000
  10,000   Citigroup Inc. ......................      528,400
   6,930   First Financial Bancorp..............      118,364
   4,500   First Tennessee National Corp. ......      156,195
   2,000   JP Morgan Chase & Co. ...............       89,200
   4,000   Mellon Bank Corp. ...................      184,000
   3,500   North Fork Bancorp...................      108,500
   2,000   PNC Bank Corp. ......................      131,580
   2,000   TCF Financial Corp. .................       92,620
   2,000   Wells Fargo Company..................       92,860
                                                  -----------
                                                    1,909,779
                                                  -----------
           CHEMICALS (1.0%)
   3,000   Dow Chemical Co. ....................       99,750
                                                  -----------
           COMPUTER & RELATED (7.5%)
   5,000   Intl. Business Machines..............      565,000
   3,000   *Microsoft Corp. ....................      219,000
                                                  -----------
                                                      784,000
                                                  -----------
           CONSUMER PRODUCTS (9.9%)
   5,000   Gillette Co. ........................      144,950
   8,000   Philip Morris Co. Inc. ..............      406,000
   5,500   Procter & Gamble Co. ................      350,900
   2,000   Whirlpool Corp. .....................      125,000
                                                  -----------
                                                    1,026,850
                                                  -----------
           DRUGS/BIOTECHNOLOGY (5.8%)
   4,000   American Home Products Corp. ........      233,760
   3,500   Bristol-Meyers/Squibb Co. ...........      183,050
   2,900   Merck & Co. Inc. ....................      185,339
                                                  -----------
                                                      602,149
                                                  -----------
           ELECTRICAL EQUIPMENT (5.3%)
   9,900   General Electric Co. ................      482,625
   1,000   Johnson Controls Inc. ...............       72,470
                                                  -----------
                                                      555,095
                                                  -----------
           FORESTRY & PAPER PRODUCTS (0.9%)
   2,500   International Paper Co. .............       89,250
                                                  -----------
           ELECTRONICS/SEMICONDUCTORS (4.5%)
  16,000   Intel Corp. .........................      468,000
                                                  -----------
           FINANCIAL SERVICES (6.1%)
   4,500   American Express Co. ................      174,600
   5,613   Amsouth Bancorporation...............      103,784
   3,000   National City Corp. .................       92,340
   6,000   Union Planters Corp. ................      261,600
                                                  -----------
                                                      632,324
                                                  -----------

                                                    MARKET
 SHARES              U.S. COMMON STOCK               VALUE
- -------------------------------------------------------------
           INSURANCE SERVICES (5.4%)
   5,000   Cincinnati Financial Corp. ..........  $   197,500
   6,500   KeyCorp..............................      169,325
  15,000   *Ohio Casualty Corp. ................      194,250
                                                  -----------
                                                      561,075
                                                  -----------
           OIL, ENERGY & NATURAL GAS (7.2%)
   3,960   Exxon Mobil Corp. ...................      345,906
   6,000   Texaco Inc. .........................      399,600
                                                  -----------
                                                      745,506
                                                  -----------
           RETAIL (1.6%)
   4,000   *Federated Department Stores.........      170,000
                                                  -----------
           STEEL (0.6%)
   5,000   AK Steel Holding Corp. ..............       62,700
                                                  -----------
           TELECOMMUNICATIONS (8.7%)
   8,000   AT&T Corp. ..........................      176,000
  21,000   *BroadWing Inc. .....................      513,450
   1,375   *JDS Uniphase Corp. .................       17,188
   3,660   Verizon Communications...............      195,810
                                                  -----------
                                                      902,448
                                                  -----------
           UTILITIES (5.4%)
   6,000   Cinergy Corp. .......................      209,700
   4,000   Duke Energy Corp. ...................      156,040
   4,000   TXU Corp. ...........................      192,760
                                                  -----------
                                                      558,500
                                                  -----------
           TOTAL U.S. COMMON STOCK (91.8%) (COST
            $7,748,221).........................  $ 9,539,607
                                                  -----------

                                                    MARKET
 SHARES            FOREIGN COMMON STOCK              VALUE
- -------------------------------------------------------------
           CANADA (0.3%)
           TELECOMMUNICATIONS
   4,400   Nortel Networks Corp. ...............  $    39,996
                                                  -----------
           NETHERLANDS (1.7%)
           OIL, ENERGY & NATURAL GAS
   3,000   Royal Dutch Pete Co. NY Reg. 1.25....      174,810
                                                  -----------
           UNITED KINGDOM (0.9%)
           TELECOMMUNICATIONS
   1,000   Cable & Wireless PLC ADR.............       18,000
   3,500   Vodafone Group PLC ADR...............       78,225
                                                  -----------
                                                       96,225
                                                  -----------
           DRUGS/BIOTECHNOLOGY (1.1%)
   2,000   GlaxoSmithKline PLC..................      112,400
                                                  -----------
           OIL, ENERGY & NATURAL GAS (2.4%)
   4,920   BP PLC...............................      245,262
                                                  -----------
           TOTAL UNITED KINGDOM.................  $   453,887
                                                  -----------
           TOTAL FOREIGN COMMON STOCK (6.4%)
            (COST $647,683).....................  $   668,693
                                                  -----------
           TOTAL COMMON STOCK (98.2%) (COST
            $8,395,904).........................  $10,208,300
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

  FACE                                              MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
- -------------------------------------------------------------
           FINANCIAL (1.9%)
$201,000   Firstar 3.150% 07/02/01 repurchase
            price $201,053 collateralized by FHR
            Market Value: ($205,009) Face Value:
            ($278,978) Due: 03/15/25 Interest:
            6.000%..............................  $   201,000
                                                  -----------
           TOTAL REPURCHASE AGREEMENTS (1.9%)
            (COST $201,000).....................  $   201,000
                                                  -----------

  FACE                                              MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
- -------------------------------------------------------------
           FINANCIAL (CONTINUED)
           TOTAL HOLDINGS (100.1%) (COST
            $8,596,904) (A).....................  $10,409,300
                                                  -----------
           LIABILITIES, NET OF CASH &
            RECEIVABLES (-0.1%).................      (12,027)
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $10,397,273
                                                  ===========

- ---------------

  *  Non-income producing securities.
(a) Represents cost for federal income tax and financial reporting purposes. See note 1.
ADR (American depository receipt) represents ownership of foreign securities.
PLC  Public Limited Company

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2001 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (Cost $8,596,904)..............  $10,409,300
  Dividends & accrued interest receivable...       14,140
  Other.....................................        1,124
                                              -----------
    Total assets............................   10,424,564
                                              -----------
Liabilities:
  Cash overdraft............................        3,037
  Payable for investment management services
    (note 3)................................        7,766
  Other accrued expenses....................       16,488
                                              -----------
    Total liabilities.......................       27,291
                                              -----------
Net assets at market value..................  $10,397,273
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $   686,807
  Paid-in capital in excess of par value....    7,964,007
  Accumulated net realized loss on
    investments.............................      (89,192)
  Net unrealized appreciation on
    investments.............................    1,812,395
  Undistributed net investment income.......       23,256
                                              -----------
Net assets at market value..................  $10,397,273
                                              ===========
Shares outstanding (note 4).................      686,807
Net asset value per share...................  $     15.14
                                              ===========

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 2001 (Unaudited)

Investment income:
  Interest....................................  $   1,041
  Dividends...................................    105,461
                                                ---------
    Total investment income...................    106,502
                                                ---------
Expenses:
  Management fees (note 3)....................     47,158
  Custodian fees (note 3).....................      2,400
  Directors' fees (note 3)....................        161
  Professional fees...........................      3,875
  Accounting and transfer agent fees..........      4,474
  Printing fees...............................        744
  Filing fees.................................        273
  Conversion expense..........................      1,637
  Other.......................................         23
                                                ---------
    Total expenses............................     60,745
                                                ---------
    Net investment income.....................     45,757
                                                ---------
Realized & unrealized gain (loss) on
  investments:
  Net realized gain from investments..........    301,890
  Net change in unrealized appreciation/
    (depreciation) on investments.............   (363,075)
                                                ---------
      Net loss on investments.................    (61,185)
                                                ---------
      Net decrease in net assets from
         operations...........................  $ (15,428)
                                                =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
RELATIVE VALUE PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2001       DECEMBER 31,
                                                                (UNAUDITED)            2000
                                                              ----------------     ------------
From operations:
  Net investment income.....................................    $    45,757        $   109,564
  Realized gain (loss) on investments.......................        301,890           (211,489)
  Unrealized depreciation on investments....................       (363,075)          (410,712)
                                                                -----------        -----------
      Net decrease in assets from operations................        (15,428)          (512,637)
                                                                -----------        -----------
Dividend and distribution to shareholders:
  Dividends paid from net investment income.................        (22,501)          (109,564)
  Capital gains distributions...............................              0                (59)
                                                                -----------        -----------
      Total dividends and distributions.....................        (22,501)          (109,623)
                                                                -----------        -----------
From capital share transactions (note 4):
  Received from shares sold.................................        495,119          1,764,010
  Received from dividends reinvested........................         22,501            109,623
  Paid for shares redeemed..................................     (1,178,451)        (2,037,164)
                                                                -----------        -----------
    Decrease in net assets derived from capital share
     transactions...........................................       (660,831)          (163,531)
                                                                -----------        -----------
         Decrease in net assets.............................       (698,760)          (785,791)
Net Assets:
  Beginning of period.......................................     11,096,033         11,881,824
                                                                -----------        -----------
  End of period (a).........................................    $10,397,273        $11,096,033
                                                                ===========        ===========
  (a) Includes undistributed net investment income of.......    $    23,256        $        --
                                                                ===========        ===========

 FINANCIAL HIGHLIGHTS

                                                             SIX MONTHS ENDED            YEARS ENDED DECEMBER 31,
                                                              JUNE 30, 2001       ---------------------------------------
                                                               (UNAUDITED)         2000       1999       1998      1997*
                                                             ----------------     ------     ------     ------     ------
Per share data:
Net asset value, beginning of period.......................       $15.16          $15.98     $15.02     $12.68     $10.00
Income (loss) from investment operations:
  Net investment income....................................         0.06            0.15       0.13       0.15       0.16
  Net realized & unrealized gain (loss) on investments.....        (0.05)          (0.82)      1.01       2.48       2.66
                                                                  ------          ------     ------     ------     ------
    Total income (loss) from investment operations.........         0.01           (0.67)      1.14       2.63       2.82
                                                                  ------          ------     ------     ------     ------
Less distributions:
  Dividends from net investment income.....................        (0.03)          (0.15)     (0.18)     (0.15)     (0.14)
  Distributions from net realized capital gains............         0.00            0.00       0.00      (0.14)      0.00
                                                                  ------          ------     ------     ------     ------
    Total distributions....................................        (0.03)          (0.15)     (0.18)     (0.29)     (0.14)
                                                                  ------          ------     ------     ------     ------
Net asset value, end of period.............................       $15.14          $15.16     $15.98     $15.02     $12.68
                                                                  ======          ======     ======     ======     ======
Total return...............................................         0.08%(b)       (4.23)%     7.43%     20.72%     28.28%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets..................         1.14%(a)        1.11%      1.06%      1.08%      1.18%(a)
  Ratio of net investment income to average net assets.....         0.86%(a)        0.96%      0.84%      1.19%      1.35%(a)
Portfolio turnover rate....................................            4%              7%         9%        54%         7%
Net assets at end of period (millions).....................       $ 10.4          $ 11.1     $ 11.9     $ 10.0     $  5.7

- ---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

 * Commenced operations on January 3, 1997

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 OBJECTIVE

The Blue Chip Portfolio seeks growth of capital and income by investing in securities of high quality companies.

 PERFORMANCE AS OF JUNE 30, 2001

TOTAL RETURN:
One-Year                                     7.52%
Three-Year                                   3.19%
Since inception (5/1/98)                     3.03%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The first half of 2001 was disappointing for most equity market benchmarks, despite an active Federal Reserve Board that decreased short-term interest rates six times since January. Stocks rallied strongly after the first rate decrease in January, and then again in April after the fourth cut, but poor economic and corporate fundamentals weighed on investors' minds during the other four months. The S&P 500 Index declined 6.7%, while the Nasdaq Composite fell 12.4%. The markets shrugged off a 5% decline in first quarter operating profits for the S&P 500, and focused on the outlook for later in 2001. However, this outlook deteriorated rapidly as the second quarter progressed as second quarter profits for the S&P 500 are expected to be down 16% from year ago levels, and down 6% for all of 2001. Without strong results from the Energy and Utilities sectors, the profit outlook would be much bleaker. Market breadth was poor as only two of ten economic sectors generated positive results. Information Technology stocks performed the worst during the period and declined over 17%. Healthcare, which declined 15%, was the second worst performing sector. Given the dramatic decrease in the fundamentals of the Information Technology sector during the past six months, it is unclear whether the second quarter rally in these shares signaled the end of their fifteen-month decline or just a temporary reversal. Small- and mid-cap strategies continued their outperformance over large-cap strategies during the period, and growth strategies outperformed value strategies for the first time in a year during the second quarter.

The Ohio National Blue Chip Portfolio returned 0.26% during the first six months of 2001, and outperformed the S&P 500 Index which returned (6.70)%. The fund also outperformed the S&P/Barra Value Index which returned (2.41)% during the period. Aiding performance relative to the S&P 500 Index for the period were overweight positions in Utilities and Consumer Discretionary as well as an underweight position and favorable security selection in Information Technology (Computer Associates up 85%, Lexmark up 52%, IBM up 33%). Also aiding relative performance favorable security selection in Industrials (Cendant up 103%, H&R Block up 58%, Textron up 20%) and Financials (Bank of America up 34%, Loews Corp up 25%, Bear Stearns up 17%). Offsetting these positive influences on relative performance was an underweight position in Materials and unfavorable security selection in Healthcare (Schering-Plough down 36%, Bristol-Myers down 29%, Oxford Health down 28%) and Utilities (Montana Power down 29%, Edison International down 29%, El Paso down 16%).

We believe that the market's rotation back towards value investing that began fifteen months ago will continue due to the uncertainty surrounding the prospects for earnings in the Technology sector and the overall market. We believe that the struggle taking place in the equity markets between fiscal stimuli and deteriorating fundamentals across wide sectors of the economy favors valuation-sensitive strategies over momentum-based investing. Despite the under-performance of growth investing during the past year, historical valuation relationships still favor value strategies. The S&P Information Technology sector still trades at a price-to-earnings (P/E) ratio twice its twenty-year average, and the P/E ratio of the S&P/Barra Value Index is still at a 20% discount to its historical average relative to the S&P/Barra Growth Index. The April rally in Information Technology shares only served to increase valuations while fundamental deterioration continued to accelerate in many industries. We believe that investors have become reoriented with the concepts of risk and valuation, so the markets should be more balanced going forward. Our strategy is to identify leading companies with solid franchise values that are temporarily out of favor in the market. We will continue to add these undervalued leading companies to the portfolio and eliminate those with weakening fundamentals or overvaluation.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                              BLUE CHIP PORTFOLIO (COMMENCED
                                                                  OPERATIONS MAY 1, 1998)                 S&P 500 INDEX
                                                              -------------------------------             -------------
5/98                                                                        10000                              10000
6/98                                                                        10024                              10143
12/98                                                                     10254.6                            11079.2
6/99                                                                      11456.4                            12450.8
12/99                                                                     10860.6                            13410.8
6/00                                                                      10236.2                            13353.1
12/00                                                                     10977.3                            12188.7
6/01                                                                      11005.8                            11372.1

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.
 TOP 10 HOLDINGS AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  Tyco International LTD                  2.3
 2.  Loews Corporation                       2.3
 3.  Verizon Communications                  2.2
 4.  H&R Block                               2.0
 5.  Healthcare Corporation                  2.0
 6.  Washington Mutual Inc.                  2.0
 7.  Cigna Corp                              2.0
 8.  Cendant Corporation                     1.9
 9.  First Data                              1.9
10.  Toys "R" Us Inc.                        1.8

 TOP 5 INDUSTRIES AS OF JUNE 30, 2001*

                                       % of Net Assets
 1.  Insurance Services                     11.9
 2.  Oil, Energy & Natural Gas               8.8
 3.  Computer & Related                      8.1
 4.  Banking                                 7.7
 5.  Telecommunications                      7.3

- ---------------
* Composition of Portfolio subject to change.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

                                                    MARKET
 SHARES              U.S. COMMON STOCK               VALUE
- -------------------------------------------------------------
           AEROSPACE (2.4%)
   2,100   Boeing Company.......................  $   116,760
   1,500   General Dynamics Corp. ..............      116,715
                                                  -----------
                                                      233,475
                                                  -----------
           AUTOMOTIVE & RELATED (2.1%)
   3,447   Ford Motor Co. ......................       84,624
     901   General Motors Corp. ................       57,979
   1,500   TRW Inc. ............................       61,500
                                                  -----------
                                                      204,103
                                                  -----------
           BANKING (7.7%)
   2,700   Bank of America Corp. ...............      162,081
   3,600   First Union Corp. ...................      125,784
   2,600   JP Morgan Chase & Company............      115,960
   2,500   PNC Financial Service Group..........      164,475
   5,250   Washington Mutual Inc. ..............      197,138
                                                  -----------
                                                      765,438
                                                  -----------
           BROADCAST RADIO & TV (0.8%)
   3,400   *Charter Communications Inc. ........       79,390
                                                  -----------
           BUSINESS SERVICES (3.8%)
   9,567   *Cendant Corp. ......................      186,557
   2,900   First Data Corp. ....................      186,325
                                                  -----------
                                                      372,882
                                                  -----------
           CHEMICALS-DIVERSIFIED (0.4%)
     900   Air Products & Chemicals Inc. .......       41,175
                                                  -----------
           COMPUTER & RELATED (8.1%)
   4,700   Compaq Computer Corp. ...............       72,803
   1,700   Computer Associates Intl. Inc. ......       61,200
   1,200   *Computer Sciences Corp. ............       41,520
   2,300   Electronic Data Systems Corp. .......      143,750
   2,300   Hewlett-Packard Co. .................       65,780
   1,400   Intl. Business Machines Co. .........      158,200
   1,600   *Lexmark Intl. Group CL A............      107,600
   2,700   *Novell Inc. ........................       15,363
   1,500   *Sun Microsystems Inc. ..............       23,580
   3,700   *Unisys Corp. .......................       54,427
     869   *Veritas Software Corp. .............       57,815
                                                  -----------
                                                      802,038
                                                  -----------
           CONSUMER PRODUCTS (1.9%)
   1,600   Kimberly-Clark Corp. ................       89,440
   1,900   Liz Claiborne Inc. ..................       95,855
                                                  -----------
                                                      185,295
                                                  -----------
           DRUGS/BIOTECHNOLOGY (4.5%)
   2,800   Abbott Laboratories..................      134,428
   2,200   Bristol-Myers Squibb Co. ............      115,060
   2,566   Pharmacia Corp. .....................      117,908
   1,900   Schering-Plough Corp. ...............       68,856
                                                  -----------
                                                      436,252
                                                  -----------
           ELECTRONICS/SEMICONDUCTORS (0.3%)
     800   *Micron Technology Inc. .............       32,880
                                                  -----------

                                                    MARKET
 SHARES              U.S. COMMON STOCK               VALUE
- -------------------------------------------------------------
           ENTERTAINMENT & LEISURE (0.7%)
   1,435   *Viacom Inc. CL B....................  $    74,261
                                                  -----------
           FINANCIAL SERVICES (4.2%)
   2,502   Bear Stearns Co. Inc. ...............      147,542
   1,500   Countrywide Credit Ind. Inc. ........       68,820
   3,100   H & R Block Inc. ....................      200,105
                                                  -----------
                                                      416,467
                                                  -----------
           FOOD & RELATED (5.5%)
   2,900   Anheuser-Busch Cos. Inc. ............      119,480
   3,400   Philip Morris Co. Inc. ..............      172,550
   5,400   Sara Lee Corp. ......................      102,276
   5,400   UST Inc. ............................      155,844
                                                  -----------
                                                      550,150
                                                  -----------
           INSURANCE SERVICES (10.8%)
   4,500   Allstate Corp. ......................      197,955
   1,200   CIGNA Corp. .........................      114,984
   7,524   Conseco Inc. ........................      102,702
   2,800   Lincoln National Corp. ..............      144,900
   3,600   Loews Corp. .........................      231,948
   1,100   Marsh & McLennan Cos. Inc. ..........      111,100
   3,050   MBIA Inc. ...........................      169,824
                                                  -----------
                                                    1,073,413
                                                  -----------
           MACHINERY (0.7%)
   1,700   Ingersoll-Rand Co. ..................       70,040
                                                  -----------
           MANUFACTURING (1.7%)
     900   Minnesota Mining & Mfg. Co. .........      102,690
   1,200   Textron Inc. ........................       66,048
                                                  -----------
                                                      168,738
                                                  -----------
           MEDICAL & RELATED (5.6%)
   2,800   Baxter International Inc. ...........      137,200
  12,600   *Healthsouth Corp. ..................      201,222
   4,000   *Oxford Health Plans Inc. ...........      114,400
   1,700   United Health Group Inc. ............      104,975
                                                  -----------
                                                      557,797
                                                  -----------
           OIL, ENERGY & NATURAL GAS (7.5%)
   1,300   Chevron Corp. .......................      117,650
   2,900   Diamond Offshore Drilling............       95,845
   1,796   Exxon Mobil Corp. ...................      156,881
   1,100   Sunoco Inc. .........................       40,293
   1,100   Ultramar Diamond Shamrock............       51,975
   1,900   Unocol Corp..........................       64,885
   4,800   USX-Marathon Group...................      141,648
   2,300   Williams Cos. Inc. ..................       75,785
                                                  -----------
                                                      744,962
                                                  -----------
           RETAIL (6.5%)
   2,300   *Federated Department Stores.........       97,750
  10,600   *K Mart Corp. .......................      121,582
   2,100   Lowes Cos............................      152,355
   7,000   *Toys 'R' Us Inc. ...................      173,250
   2,000   Wal-Mart Stores Inc. ................       97,600
                                                  -----------
                                                      642,537
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

                                                    MARKET
 SHARES              U.S. COMMON STOCK               VALUE
- -------------------------------------------------------------
           STEEL (0.9%)
   1,800   Nucor Corp. .........................  $    88,002
                                                  -----------
           TELECOMMUNICATIONS (7.3%)
   2,800   AT&T Corp. ..........................       61,600
   4,000   *Avaya Inc. .........................       54,800
   8,300   Lucent Technologies Inc. ............       51,460
   4,800   Motorola Inc. .......................       79,488
   3,200   SBC Communications Inc. .............      128,192
     700   Telephone & Data Systems.............       76,125
   4,030   Verizon Communications...............      215,605
   3,900   *Worldcom Inc. ......................       55,380
                                                  -----------
                                                      722,650
                                                  -----------
           UTILITIES (4.4%)
   5,400   *Edison International................       60,210
   1,768   El Paso Corporation..................       92,890
   3,500   Entergy Corp. .......................      134,365
   2,400   FPL Group Inc. ......................      144,504
                                                  -----------
                                                      431,969
                                                  -----------
           WASTE DISPOSAL (1.3%)
   4,152   Waste Management Inc. ...............      127,965
                                                  -----------
           TOTAL U.S. COMMON STOCK (89.1%) (COST
            $8,292,668).........................  $ 8,821,879
                                                  -----------

                                                    MARKET
 SHARES            FOREIGN COMMON STOCK              VALUE
- -------------------------------------------------------------
           AUSTRALIA (1.5%)
           MEDIA & PUBLISHING (1.5%)
   4,700   News Corp. Ltd. ADR..................  $   152,280
                                                  -----------
           BERMUDA (2.3%)
           MANUFACTURING (2.3%)
   4,266   Tyco International Ltd. .............      232,497
                                                  -----------
           NETHERLANDS (0.9%)
           ELECTRICAL EQUIPMENT (0.9%)
   3,297   Koninklijke Phillips Electronics.....       87,140
                                                  -----------

                                                    MARKET
 SHARES            FOREIGN COMMON STOCK              VALUE
- -------------------------------------------------------------
           UNITED KINGDOM (1.3%)
           OIL, ENERGY & NATURAL GAS (1.3%)
   2,500   BP PLC...............................  $   124,625
                                                  -----------
           TOTAL FOREIGN COMMON STOCK (6.0%)
            (COST $584,667).....................  $   596,542
                                                  -----------
           TOTAL COMMON STOCK (95.1%) (COST
            $8,877,335).........................  $ 9,418,421
                                                  -----------

                                                    MARKET
 SHARES               PREFERRED STOCK                VALUE
- -------------------------------------------------------------
           INSURANCE SERVICES (1.1%)
   1,100   *Metlife Capital Tr. 8% 5/15/03......  $   106,975
                                                  -----------
           TRANSPORTATION & RELATED (1.1%)
   2,400   Union Pacific 6.25% 4/1/28...........      114,300
                                                  -----------
           TOTAL PREFERRED STOCK (2.2%) (COST
            $183,364)...........................  $   221,275
                                                  -----------

  FACE                                              MARKET
 AMOUNT               LONG-TERM NOTES                VALUE
- -------------------------------------------------------------
           BROADCAST RADIO & TV (0.6%)
$ 50,000   Charter Communications (144A) 5.750%
            10/15/05............................  $    61,687
                                                  -----------
           TOTAL LONG-TERM NOTES (0.6%) (COST
            $50,000)............................  $    61,687
                                                  -----------

 AMOUNT            REPURCHASE AGREEMENTS             VALUE
- -------------------------------------------------------------
           FINANCIAL (4.1%)
$405,000   Firstar 3.150% 07/02/01 repurchase
            price $405,106 collateralized by FHR
            Market Value: ($413,079) Face Value:
            ($562,120) Due: 03/15/25 Interest:
            6.000%..............................  $   405,000
                                                  -----------
           TOTAL REPURCHASE AGREEMENTS (4.1%)
            (COST $405,000).....................  $   405,000
                                                  -----------
           TOTAL HOLDINGS (102.0%) (COST
            $9,515,699) (A).....................  $10,106,383
                                                  -----------
           LIABILITIES, NET OF CASH &
            RECEIVABLES (-2.0%).................     (198,908)
                                                  -----------
           TOTAL NET ASSETS (100.0%)............  $ 9,907,475
                                                  ===========

- ---------------

     *  Non-income producing securities.
   (a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis. See note 1.
   ADR (American depository receipt) represents ownership of foreign securities.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $61,687 or 0.6% of total net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2001 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (Cost $9,515,699)..............  $10,106,383
  Receivable for securities sold............       31,299
  Receivable for fund shares sold...........        9,729
  Dividends & accrued interest receivable...       10,238
  Other.....................................          646
                                              -----------
    Total assets............................   10,158,295
                                              -----------
Liabilities:
  Cash overdraft............................        2,417
  Payable for securities purchased..........      224,055
  Payable for fund shares redeemed..........           17
  Payable for investment management services
    (note 3)................................        7,363
  Other accrued expenses....................       16,968
                                              -----------
    Total liabilities.......................      250,820
                                              -----------
Net assets at market value..................  $ 9,907,475
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $   928,080
  Paid-in capital in excess of par value....    8,622,590
  Accumulated net realized loss on
    investments.............................     (250,504)
  Net unrealized appreciation on
    investments.............................      590,685
  Undistributed net investment income.......       16,624
                                              -----------
Net assets at market value..................  $ 9,907,475
                                              ===========
Shares outstanding (note 4).................      928,080
Net asset value per share...................  $     10.68
                                              ===========

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 2001 (Unaudited)

Investment income:
  Interest....................................  $  10,207
  Dividends...................................     69,994
                                                ---------
    Total investment income...................     80,201
                                                ---------
Expenses:
  Management fees (note 3)....................     40,053
  Custodian fees (note 3).....................      2,380
  Directors' fees (note 3)....................        123
  Professional fees...........................      3,864
  Accounting and transfer agent fees..........      2,972
  Printing fees...............................        595
  Filing fees.................................        210
  Conversion expense..........................      1,073
  Other.......................................         12
                                                ---------
    Total expenses............................     51,282
                                                ---------
    Net investment income.....................     28,919
                                                ---------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments..........   (160,101)
  Net change in unrealized appreciation/
    (depreciation) on investments.............    180,567
                                                ---------
      Net gain on investments.................     20,466
                                                ---------
      Net increase in net assets from
         operations...........................  $  49,385
                                                =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
BLUE CHIP PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2001       DECEMBER 31,
                                                                (UNAUDITED)            2000
                                                              ----------------     ------------
From operations:
  Net investment income.....................................     $   28,919         $   35,638
  Realized loss on investments..............................       (160,101)           (76,294)
  Unrealized appreciation on investments....................        180,567            214,320
                                                                 ----------         ----------
      Net increase in assets from operations................         49,385            173,664
                                                                 ----------         ----------
Dividend and distribution to shareholders:
  Dividends paid from net investment income.................        (12,727)           (35,220)
  Capital gains distributions...............................              0            (25,185)
                                                                 ----------         ----------
      Total dividends and distributions.....................        (12,727)           (60,405)
                                                                 ----------         ----------
From capital share transactions (note 4):
  Received from shares sold.................................      2,780,625          3,382,706
  Received from dividends reinvested........................         12,727             60,405
  Paid for shares redeemed..................................       (869,669)          (393,210)
                                                                 ----------         ----------
    Increase in net assets derived from capital share
     transactions...........................................      1,923,683          3,049,901
                                                                 ----------         ----------
         Increase in net assets.............................      1,960,341          3,163,160
Net Assets:
  Beginning of period.......................................      7,947,134          4,783,974
                                                                 ----------         ----------
  End of period (a).........................................     $9,907,475         $7,947,134
                                                                 ==========         ==========
  (a) Includes undistributed net investment income of.......     $   16,624         $      431
                                                                 ==========         ==========

 FINANCIAL HIGHLIGHTS

                                                                                      YEARS ENDED
                                                              SIX MONTHS ENDED       DECEMBER 31,
                                                               JUNE 30, 2001       -----------------      MAY 1, 1998 TO
                                                                (UNAUDITED)         2000       1999      DECEMBER 31, 1998
                                                              ----------------     ------     ------     -----------------
Per share data:
Net asset value, beginning of period........................       $10.66          $10.66     $10.22          $10.00
Income from investment operations:
  Net investment income.....................................         0.04            0.06       0.05            0.00
  Net realized & unrealized gain on investments.............         0.00            0.04       0.56            0.23
                                                                   ------          ------     ------          ------
    Total income from investment operations.................         0.04            0.10       0.61            0.23
                                                                   ------          ------     ------          ------
Less distributions:
  Dividends from net investment income......................        (0.02)          (0.06)     (0.05)          (0.01)
  Distributions from net realized capital gains.............         0.00           (0.04)     (0.12)           0.00
                                                                   ------          ------     ------          ------
    Total distributions.....................................        (0.02)          (0.10)     (0.17)          (0.01)
                                                                   ------          ------     ------          ------
Net asset value, end of period..............................       $10.68          $10.66     $10.66          $10.22
                                                                   ======          ======     ======          ======
Total return................................................         0.26%(b)        1.08%      5.86%           2.34%(b)
Ratios and supplemental data:
Ratios net of fees waived by advisor:
  Ratio of expenses to average net assets...................         1.17%(a)        1.25%      1.35%           1.84%(a,c)
  Ratio of net investment income to average net assets......         0.66%(a)        0.60%      0.53%           0.25%(a,c)
Ratios assuming no fees waived by advisor:
  Ratio of expenses to average net assets...................         1.17%(a)        1.25%      1.35%           2.26%(a,c)
Portfolio turnover rate.....................................           10%             35%        29%             32%
Net assets at end of period (millions)......................       $  9.9          $  7.9     $  4.8          $  2.9

- ---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has elected to reimburse certain expenses of the Blue Chip portfolio.
   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 OBJECTIVE

The Equity Income Portfolio seeks above-average income and capital appreciation by investing primarily in income-producing equity securities

 PERFORMANCE AS OF JUNE 30, 2001

TOTAL RETURN:
One Year                                    (21.03)%
Since inception (5/1/98)                      0.06%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The second quarter of 2001 witnessed an aggressive Federal Reserve continuing to reduce short-term interest rates, as the economy weakened further. The equity market was very strong in the month of April, as investors believed that the interest rate cuts might be sufficient to prevent further deterioration in the economy. May and June were more challenging months with company news across many sectors indicating that business conditions were still worsening. Best performing sectors throughout the quarter were those that would benefit from an economic recovery including Information Technology 12.5%, Industrials 11.3%, and Materials 10.8%.

The worst performing sector was Utilities (5.7)%, feeling the negative effects of declining natural gas prices and governmental intervention related to California's energy crisis. Other poorly performing sectors were Consumer Staples (1.9)% and Telecommunications Services (1.9)%, a sector plagued by poor fundamental prospects and increasing debt defaults by emerging carriers.

Ohio National Equity Income Portfolio returned 1.9% in the quarter, trailing the 4.4% return of the Lipper Equity VA Income Fund Average and the 5.9% return of the S&P 500 Index. On a year-to-date basis, the fund's (8.95)% return is somewhat behind the (6.7)% return of its S&P 500 benchmark index and still lags the (1.8)% return of the Lipper Equity VA Income Fund Average. Main detriments to performance have been the fund's blend style compared to the predominately value-oriented style used by the competitors. For the year-to-date, the S&P Barra Growth Index has returned (11.04)% while the S&P Barra Value Index has returned (2.41)%.

We have continued to upgrade the quality of holdings in the portfolio, with an emphasis on yield. Many of the recently purchased convertible securities yield well in excess of the average common stock, but should allow participation in the upside of the underlying common stock.

We believe that the returns in the market for the remainder of the year will be less heavily weighted toward either the growth or the value style than has been seen in recent years. As a fund comprised of high quality companies in a sector-neutral approach, and using a blend of both the value and growth styles, it should be well positioned for the environment ahead.
 CHANGE IN VALUE OF $10,000 INVESTMENT

[EQUITY INCOME PORTFOLIO]

                                                                 EQUITY INCOME PORTFOLIO
                                                            (COMMENCED OPERATIONS MAY 1, 1998)            S&P 500 INDEX
                                                            ----------------------------------            -------------
5/98                                                                        10000                              10000
6/98                                                                         9993                              10143
12/98                                                                     10549.6                            11079.2
6/99                                                                      11642.6                            12450.8
12/99                                                                     12516.9                            13410.8
6/00                                                                      12628.3                            13353.1
12/00                                                                     10953.8                            12188.7
6/01                                                                      9973.43                            11372.1

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO (CONTINUED)

 TOP 10 HOLDINGS AS OF JUNE 30, 2001*

                                      % of Net Assets
 1.  Exxon Mobil Corp.                      2.9
 2.  Baxter International Inc.              2.3
 3.  JP Morgan Chase and Company            2.3
 4.  Abbott Labs                            2.2
 5.  Amer Home Products Corp.               2.0
 6.  Pfizer Inc.                            2.0
 7.  Chevron Corp.                          2.0
 8.  Quaker Oats                            1.9
 9.  Pharmacia Corp.                        1.9
10.  Washington Mutual Inc                  1.6

 TOP 5 INDUSTRIES AS OF JUNE 30, 2001*

                                      % of Net Assets
 1.  Drugs/Biotechnology                   10.9
 2.  Computer & Related                     8.5
 3.  Oil, Energy & Natural Gas              9.3
 4.  Banking                                8.8
 5.  Telecommunications                     5.9

- ---------------
* Composition of Portfolio subject to change.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
- -------------------------------------------------------------
           AEROSPACE/DEFENSE (0.7%)
   1,300   Boeing................................  $   72,280
                                                   ----------
           AUTOMOTIVE & RELATED (0.9%)
   3,600   Ford Motor Co. .......................      88,380
                                                   ----------
           BANKING (7.2%)
   1,800   Bank of America Corp. ................     108,054
   3,400   Banc One Corp. .......................     121,720
   3,233   Citigroup Inc. .......................     170,832
   5,050   JP Morgan Chase & Co. ................     225,230
   1,900   Wells Fargo Co. ......................      88,217
                                                   ----------
                                                      714,053
                                                   ----------
           COMPUTER & RELATED (4.4%)
   5,600   Compaq Computers Corp. ...............      86,744
   1,100   Intl. Business Machines Corp. ........     124,300
   3,100   *Microsoft Corp. .....................     226,300
                                                   ----------
                                                      437,344
                                                   ----------
           CONSUMER PRODUCTS (1.8%)
   1,600   Johnson & Johnson Co. ................      80,000
   1,500   Proctor & Gamble......................      95,700
                                                   ----------
                                                      175,700
                                                   ----------
           DRUGS/BIOTECHNOLOGY (7.5%)
   4,500   Abbott Laboratories...................     216,045
   3,400   American Home Products Corp. .........     198,696
   2,700   Bristol-Meyer Squibb Co. .............     141,210
   4,925   Pfizer Inc. ..........................     197,246
                                                   ----------
                                                      753,197
                                                   ----------
           ELECTRICAL EQUIPMENT (4.4%)
   2,300   Emerson Electric Co. .................     139,150
   6,100   General Electric Co. .................     297,375
                                                   ----------
                                                      436,525
                                                   ----------
           ELECTRONICS/SEMICONDUCTORS (4.7%)
   2,900   *Applied Materials Inc. ..............     142,390
   6,200   Intel Corp. ..........................     181,350
   4,500   Texas Instruments.....................     141,750
                                                   ----------
                                                      465,490
                                                   ----------
           ENTERTAINMENT LEISURE (1.8%)
   6,100   Walt Disney Co. ......................     176,229
                                                   ----------
           FINANCIAL SERVICES (3.2%)
   2,100   Merrill Lynch & Co. ..................     124,425
   3,000   Morgan Stanley Dean Whitter...........     192,690
                                                   ----------
                                                      317,115
                                                   ----------
           FOOD & RELATED (3.1%)
   3,200   Anheuser-Busch Cos. Inc. .............     131,840
   2,100   Quaker Oats Co. ......................     191,625
                                                   ----------
                                                      323,465
                                                   ----------
           INSURANCE SERVICES (2.5%)
   1,300   American Intl. Group..................     111,800
   1,400   Marsh & McLennan Cos. Inc. ...........     141,400
                                                   ----------
                                                      253,200
                                                   ----------

                                                     MARKET
 SHARES              U.S. COMMON STOCK               VALUE
- -------------------------------------------------------------
           MACHINERY (0.9%)
   2,227   Ingersoll Rand Co. ...................  $   91,752
                                                   ----------
           MEDICAL & RELATED (2.3%)
   4,600   Baxter International Inc. ............     225,400
                                                   ----------
           METALS & MINING (0.9%)
   2,200   Alcoa Inc. ...........................      86,680
                                                   ----------
           OIL, ENERGY & NATURAL GAS (4.9%)
   2,200   Chevron Corp. ........................     199,100
   3,260   Exxon Mobil Corp. ....................     284,761
                                                   ----------
                                                      483,861
                                                   ----------
           RETAIL (4.3%)
   3,276   Home Depot Inc. ......................     152,498
   3,900   Target Corp. .........................     134,940
   3,000   Wal-Mart Stores Inc. .................     146,400
                                                   ----------
                                                      433,838
                                                   ----------
           TELECOMMUNICATIONS (3.4%)
   2,200   Bell South Corp. .....................      88,594
   1,600   Qwest Communications Intl.............      50,992
   2,800   SBC Communications Inc. ..............     112,168
   1,700   Verizion Communications...............      90,950
                                                   ----------
                                                      342,704
                                                   ----------
           U.S. COMMON STOCK (58.9%) (COST
            $5,825,269)..........................  $5,877,213
                                                   ----------

                                                    MARKET
 SHARES              PREFERRED STOCKS               VALUE
- ------------------------------------------------------------
           BANKING (1.6%)
   3,000   Washington Mutual Inc. Unit Conv.....  $  160,125
                                                  ----------
           BROADCAST RADIO & TV (1.6%)
   2,800   Cox Communications Inc. Conv. Prides
            $.875...............................     162,400
                                                  ----------
           COMPUTERS & RELATED (1.7%)
   3,200   *Electronic Data Systems.............     168,640
                                                  ----------
           CONSUMER PRODUCTS (0.6%)
     700   Estee Lauder Aces Tr. Conv...........      56,437
                                                  ----------
           DRUGS/BIOTECHNOLOGY (1.9%)
   4,600   Pharmacia Corp. .....................     185,840
                                                  ----------
           FOOD & RELATED (1.5%)
   3,600   *Suiza Cap Trust Conv................     148,050
                                                  ----------
           INSURANCE SERVICES (1.5%)
   1,500   Metlife Capital Tr. I 8% 5/15/03.....     145,875
                                                  ----------
           OIL, ENERGY & NATURAL GAS (2.9%)
   2,000   Apache Corp. Conv....................      86,000
   2,200   *Calpine Cap. III Conv...............     123,200
   2,200   Coastal Corp. 6.625% 8/16/02 Conv....      78,562
                                                  ----------
                                                     287,762
                                                  ----------
           PAPER & FOREST PRODUCTS (1.3%)
   2,900   Intl. Paper Capital 5.25% Conv.......     126,875
                                                  ----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

                                                    MARKET
 SHARES              PREFERRED STOCKS               VALUE
- ------------------------------------------------------------
           REAL ESTATE (1.0%)
   2,100   Raytheon Co (Pride Like) Conv........  $  103,131
                                                  ----------
           TELECOMMUNICATIONS (2.5%)
   3,200   Amdocs Automatic Communications
            Conv................................     161,600
   1,700   *Quest Trends Trust Conv.............      89,038
                                                  ----------
                                                     250,638
                                                  ----------
           TRANSPORTATION (1.3%)
   2,800   Union Pacific Cap. Conv..............     133,350
                                                  ----------
           UTILITIES (2.0%)
   8,000   Duke Energy Corp. Conv...............     205,200
                                                  ----------
           TOTAL PREFERRED STOCKS (21.4%) (COST
            $2,175,941).........................  $2,134,323
                                                  ----------

  FACE                                               MARKET
 AMOUNT            CONVERTIBLE DEBENTURES            VALUE
- -------------------------------------------------------------
           ADVERTISING SERVICES (1.1%)
$ 60,000   Omnicom Group Inc. 2.250% 01/06/13....  $  107,100
                                                   ----------
           BUSINESS SERVICES (1.9%)
 250,000   *Cendant Corp. (144A) Zero Coupon due
            02/13/21.............................     185,000
                                                   ----------
           COMPUTER & RELATED (2.4%)
 200,000   *Hewlett-Packard Co. Zero Coupon due
            10/14/17.............................     109,500
  60,000   Peregrine Systems Inc. (144A) 5.500%
            11/15/07.............................      87,750
  30,000   Peregrine Systems 5.500% 11/15/07.....      43,875
                                                   ----------
                                                      241,125
                                                   ----------
           DRUGS/BIOTECHNOLOGY (1.5%)
 120,000   Amerisource Health (144A) 5.000%
            12/01/07.............................     154,500
                                                   ----------
           FINANCIAL SERVICES (0.5%)
 100,000   *Merrill Lynch Zero Coupon due
            05/23/31.............................      51,000
                                                   ----------

  FACE                                               MARKET
 AMOUNT            CONVERTIBLE DEBENTURES            VALUE
- -------------------------------------------------------------
           MEDIA & PUBLISHING (3.5%)
$100,000   Charter Communications (144A) 5.750%
            10/15/05.............................  $  123,375
  30,000   Charter Communications 5.750%
            10/15/05.............................      37,013
  80,000   Liberty Media/ Viacom (144A) 3.250%
            03/15/31.............................      90,100
 200,000   *News Corp Lyons (144A) Zero Coupon
            due 02/28/21.........................      99,000
                                                   ----------
                                                      349,488
                                                   ----------
           OIL, ENERGY, & NATURAL GAS (1.5%)
 120,000   Kerr-McGee Corp. 5.250% 02/15/10......     146,400
                                                   ----------
           UTILITIES (0.8%)
 160,000   Reliant Energy 2.309% 09/15/29........      81,600
                                                   ----------
           TOTAL CONVERTIBLE DEBENTURES (13.2%)
            (COST $1,332,519)....................  $1,316,213
                                                   ----------

  FACE                                               MARKET
 AMOUNT            REPURCHASE AGREEMENTS             VALUE
- -------------------------------------------------------------
           FINANCIAL (4.8%)
$475,000   Firstar 3.150% 07/02/01 repurchase
            price $475,125 collateralized by FHR
            Market Value: ($484,475) Face Value:
            ($659,276) Due: 03/15/25 Interest:
            6.000%...............................  $  475,000
                                                   ----------
           TOTAL REPURCHASE AGREEMENTS (4.8%)
            (COST $475,000)......................  $  475,000
                                                   ----------
           TOTAL HOLDINGS (98.3%) (COST
            $9,808,729) (A)......................  $9,802,749
                                                   ----------
           CASH & RECEIVABLES, NET OF LIABILITIES
            (1.7%)...............................     173,394
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $9,976,143
                                                   ==========

- ---------------

     *  Non-income producing securities.
   (a) Represents cost for federal income tax and financial reporting purposes. See note 1.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $739,725 or 7.4% of total net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2001 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (Cost $9,808,729)..............  $ 9,802,749
  Cash in bank..............................      105,334
  Receivable for securities sold............      262,410
  Receivable for fund shares sold...........          496
  Dividends & accrued interest receivable...       12,471
  Other.....................................          270
                                              -----------
    Total assets............................   10,183,730
                                              -----------
Liabilities:
  Payable for securities purchased..........      179,237
  Payable for fund shares redeemed..........        6,103
  Payable for investment management services
    (note 3)................................        9,216
  Other accrued expenses....................       13,031
                                              -----------
    Total liabilities.......................      207,587
                                              -----------
Net assets at market value..................  $ 9,976,143
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 1,026,710
  Paid-in capital in excess of par value....   10,605,197
  Accumulated net realized loss on
    investments.............................   (1,682,690)
  Net unrealized depreciation on
    investments.............................       (5,980)
  Undistributed net investment income.......       32,906
                                              -----------
Net assets at market value..................  $ 9,976,143
                                              ===========
Shares outstanding (note 4).................    1,026,710
Net asset value per share...................  $      9.72
                                              ===========

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 2001 (Unaudited)

Investment income:
  Interest....................................  $  27,603
  Dividends...................................     83,120
                                                ---------
    Total investment income...................    110,723
                                                ---------
Expenses:
  Management fees (note 3)....................     35,952
  Custodian fees (note 3).....................      2,380
  Directors' fees (note 3)....................        128
  Professional fees...........................      3,868
  Accounting and transfer agent fees..........      4,316
  Printing fees...............................        644
  Filing fees.................................        235
  Conversion expense..........................      1,257
  Other.......................................         14
                                                ---------
    Total expenses............................     48,794
                                                ---------
    Net investment income.....................     61,929
                                                ---------
Realized & unrealized loss on investments:
  Net realized loss from investments..........   (762,058)
  Net change in unrealized appreciation/
    (depreciation) on investments.............   (204,126)
                                                ---------
      Net loss on investments.................   (966,184)
                                                ---------
      Net decrease in net assets from
         operations...........................  $(904,255)
                                                =========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
EQUITY INCOME PORTFOLIO

 STATEMENT OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2001       DECEMBER 31,
                                                                (UNAUDITED)            2000
                                                              ----------------     ------------
From operations:
  Net investment income.....................................    $    61,929        $    91,546
  Realized loss on investments..............................       (762,058)          (844,323)
  Unrealized depreciation on investments....................       (204,126)          (512,353)
                                                                -----------        -----------
      Net decrease in assets from operations................       (904,255)        (1,265,130)
                                                                -----------        -----------
Dividend and distribution to shareholders:
  Dividends paid from net investment income.................        (29,023)           (91,580)
  Return of capital.........................................              0                (83)
                                                                -----------        -----------
      Total dividends and distributions.....................        (29,023)           (91,663)
                                                                -----------        -----------
From capital share transactions (note 4):
  Received from shares sold.................................      3,109,761          6,609,624
  Received from dividends reinvested........................         29,023             91,663
  Paid for shares redeemed..................................     (1,303,558)          (643,974)
                                                                -----------        -----------
    Increase in net assets derived from capital share
     transactions...........................................      1,835,226          6,057,313
                                                                -----------        -----------
         Increase in net assets.............................        901,948          4,700,520
Net Assets:
  Beginning of period.......................................      9,074,195          4,373,675
                                                                -----------        -----------
  End of period (a).........................................    $ 9,976,143        $ 9,074,195
                                                                ===========        ===========
  (a) Includes undistributed net investment income of.......    $    32,906        $        --
                                                                ===========        ===========

 FINANCIAL HIGHLIGHTS

                                                                                      YEARS ENDED
                                                              SIX MONTHS ENDED       DECEMBER 31,
                                                               JUNE 30, 2001       -----------------      MAY 1, 1998 TO
                                                                (UNAUDITED)         2000       1999      DECEMBER 31, 1998
                                                              ----------------     ------     ------     -----------------
Per share data:
Net asset value, beginning of period........................       $10.70          $12.38     $10.53          $10.00
Income (loss) from investment operations:
  Net investment income.....................................         0.06            0.16       0.11            0.07
  Net realized & unrealized gain (loss) on investments......        (1.01)          (1.68)      1.85            0.53
                                                                   ------          ------     ------          ------
    Total income (loss) from investment operations..........        (0.95)          (1.52)      1.96            0.60
                                                                   ------          ------     ------          ------
Less distributions:
  Dividends from net investment income......................        (0.03)          (0.16)     (0.11)          (0.07)
                                                                   ------          ------     ------          ------
Net asset value, end of period..............................       $ 9.72          $10.70     $12.38          $10.53
                                                                   ======          ======     ======          ======
Total return................................................        (8.95)%(b)     (12.49)%    18.58%           5.92%(b)
Ratios and supplemental data:
Ratios net of fees waived by advisor:
  Ratio of expenses to average net assets...................         1.02%(a)        1.08%      1.28%           1.77%(a,c)
  Ratio of net investment income to average net assets......         1.30%(a)        1.32%      1.05%           1.04%(a,c)
Ratios assuming no fees waived by advisor:
  Ratio of expenses to average net assets...................         1.02%(a)        1.08%      1.28%           2.41%(a,c)
Portfolio turnover rate.....................................           54%             70%        50%             38%
Net assets at end of period (millions)......................       $ 10.0          $  9.1     $  4.4          $  2.2

- ---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has elected to reimburse certain expenses of the Equity Income portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 OBJECTIVE

The High Income Bond Portfolio seeks high current income by investing primarily in lower rated corporate debt obligations.

 PERFORMANCE AS OF JUNE 30, 2001

TOTAL RETURNS:

One-year                                    (3.09)%
Since inception (5/1/98)                    (1.01)%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

The high yield market barely outperformed the high quality bond market during the period ending June 30, 2001. For example, the Merrill Lynch High Yield Master II index returned 4.86% for the period while the Merrill Lynch Corporate & Government Master returned 3.32%. However, there were two very distinct periods within the six months. High yield got off to a fast start driven by the Federal Reserve's surprise January interest rate reduction. Strong equity markets, the hope for an improving economic situation and perceived attractive valuations for high yield bonds, led to a substantial high yield rally in January and February. Unfortunately, the rally was short lived as credit quality concerns continued to plague the high yield market with default rates remaining well above normal and credit downgrades far exceeding upgrades. Also, falling equity prices and continuing concerns among investors about the impact of slowing economies, both in the U.S. and abroad, negatively impacted the market. Finally, the high yield Telecommunications sector moved substantially lower in response to continuing defaults in the sector, operational disappointments, funding shortfalls and concerns over the well documented "fiber-glut". Within the high yield market, the bias toward quality was clearly seen with the higher quality BB-rated sector returning 8.51% while the B-rated sector returned (0.10)%.

The High Income Bond Portfolio returned 2.33%, underperforming the Merrill Lynch High Yield Master II Index of 4.86% during the period. The fund did outperform it's peer group, the Lipper Variable Annuity High Current Yield Fund Average, which returned 1.10%. The fund's overweight in B-rated securities and underweight in BB-rated securities was the primary cause of the fund's underperformance. The fund's overweight in zero coupon step-up bonds also negatively impacted performance. The fund's position in the Telecommunications sector negatively impacted returns as holdings in Level 3 Communications, Inc., Global Crossing Holdings, Ltd., XO Communications and Mcleod USA, Inc. fell in a weak overall Telecommunications market and Telecommunications positions in Viatel, Inc., PSINet, Inc., Winstar Communications, Inc. and Teligent, Inc. defaulted during the period. Other positions, which underperformed the overall market, were NTL, Inc. and Polymer Group. On the positive side, previously defaulted positions in Genesis Healthcare and Regal Cinemas, Inc. outperformed the overall market, as did positions in Agrilink Foods, Inc., Charter Communications, Intermedia Communications, United Industries and Allied Waste.

From a portfolio perspective, we have considerably reduced exposure to the wireline Telecommunications sector, as these companies continue to face near term execution issues. We have maintained exposure on the wireless side of Telecommunications (i.e. cell phones) as we believe the outlook there is brighter. Overall, Telecommunications remains a large exposure in the fund although we are underweighted compared to the index. Also, two large Telecommunications holdings, Voicestream Wireless and Intermedia Communications, benefited from mergers over the past several months, reducing the volatility of the respective securities. We continue to have a bias toward companies with stable operating outlooks. We would like to modestly increase quality while still being an optimistic purchaser of more aggressive situations that will benefit from, what we believe, will be an improving economy into 2002.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                            HIGH INCOME BOND PORTFOLIO
                                                         (COMMENCED OPERATIONS MAY 1, 1998)   MERRILL LYNCH HIGH-YIELD BOND INDEX
                                                         ----------------------------------   -----------------------------------
5/98                                                                     10000                                10000
6/98                                                                     10090                                10118
12/98                                                                  9958.83                                10036
6/99                                                                     10172                                10312
12/99                                                                  10157.7                              10293.5
6/00                                                                    9963.7                              10198.8
12/00                                                                  9435.62                               9774.5
6/01                                                                   9655.47                              10249.6

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Merrill Lynch High Yield Bond is an index consisting of all domestic and Yankee high-yield bonds with a minimum outstanding amount of $100 million and maturing over 1 year. The quality range is less than BBB-/Baa3 but not in default (DDD1 or less). Split-rated issues (investment grade by one rating agency and high-yield by another) are included in this index based on the bond's corresponding composite rating.

 TOP 10 HOLDINGS AS OF JUNE 30, 2001*

                                      % of Net Assets
 1.  Charter Communications H Sr.
     Disc. Note 0% 04/01/11                  1.9
 2.  Nextel Communications 9.375%
     11/15/09                                1.8
 3.  Premier Parks 4/1/08                    1.7
 4.  GS Escrow Corp. 7.125% 8/1/05           1.6
 5.  Tenet Healthcare Corp. 8.125%
     12/1/08                                 1.6
 6.  Allied Waste NA 7.625% 1/1/06           1.6
 7.  Allied Waste NA 10% 8/1/09              1.5
 8.  Calpine Corp. Sr. Notes 8.5%
     2/15/11                                 1.5
 9.  Lear Corp. 8.11% 5/15/09                1.4
10.  CSC Holdings Inc. 9.25% 11/1/05         1.3

 TOP 5 INDUSTRIES AS OF JUNE 30, 2001*

                                     % of Net Assets
 1.  Telecommunications                    12.8
 2.  Cable TV                               9.9
 3.  Medical & Related                      8.0
 4.  Consumer Products                      5.8
 5.  Utilities                              4.9

- ---------------

* Composition of Portfolio subject to change.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
- -------------------------------------------------------------
             AEROSPACE (0.9%)
$   50,000   Alliant Techsystems Inc. (144A)
              8.500% 05/15/01...................  $    50,750
    50,000   Anteon Corp. 12.000% 05/15/09......       48,750
    50,000   Fairchild Corp. 10.750% 04/15/09...       40,250
                                                  -----------
                                                      139,750
                                                  -----------
             AUTOMOTIVE & RELATED (3.5%)
    50,000   Accuride Corp. 9.250% 02/01/08.....       33,250
    50,000   Aftermarket Technology Series D
              12.000% 08/01/04..................       50,250
   100,000   American Axle & Mfg. Inc. 9.750%
              03/01/09..........................      100,250
    50,000   Arvin Industries Inc. 7.125%
              03/15/09..........................       44,607
    50,000   Hayes Lemmerz Intl. (144A) 11.875%
              06/15/06..........................       49,500
    50,000   J.L. French Automotive 11.500%
              06/01/09..........................       18,750
   225,000   Lear Corp. Co. 8.110% 05/15/09.....      224,663
    50,000   Motor Couch Ind. Intl. Inc. 11.250%
              05/01/09..........................       20,250
                                                  -----------
                                                      541,520
                                                  -----------
             BANKING (1.6%)
   250,000   GS Escrow Corp. 7.125% 08/01/05....      243,680
                                                  -----------
             BROADCAST RADIO & TV (3.0%)
    75,000   Acme Television 10.875% 09/30/04...       70,875
   150,000   *Fox/Liberty Networks LLC due
              08/15/07 0% till 08/01/02 then
              9.750%............................      142,875
   100,000   Loral Space & Communications Ltd.
              11.250% 01/15/07..................       40,500
   200,000   Sinclair Broadcast Group 8.750%
              12/15/07..........................      193,000
    50,000   XM Satellite Radio Inc. 14.000%
              03/15/10..........................       30,250
                                                  -----------
                                                      477,500
                                                  -----------
             BUILDING & CONSTRUCTION (1.3%)
    50,000   Formica Corp. 10.875% 03/01/09.....       30,250
    50,000   ISG Resources 10.000% 04/15/08.....       26,750
    50,000   MMI Products Inc. 11.250%
              04/15/07..........................       48,625
    50,000   NCI Building Systems Inc. Ser. B
              9.250% 05/01/09...................       46,000
    50,000   WCI Communities Inc. (144A)
              10.6250% 02/15/11.................       52,250
                                                  -----------
                                                      203,875
                                                  -----------
             BUSINESS EQUIPMENT & SERVICES (3.5%)
   100,000   Buhrmann US Inc. 12.250%
              11/01/09..........................       99,500
   100,000   *Crown Castle Intl. Corp. due
              05/15/11 0% till 05/15/04 then
              10.375%...........................       63,500
    50,000   Crown Castle Intl. Corp. 10.750%
              08/01/11..........................       48,500
   150,000   Crown Castle Intl. Corp. due
              08/01/11 0% till 08/01/04 then
              11.250%...........................       95,250
   150,000   Fisher Scientific Intl. 9.000%
              02/01/08..........................      149,250
   100,000   Sitel Corp. NT 9.250% 03/15/06.....       87,500
   100,000   *US Office Products Co. (144A)
              9.750% 06/15/08...................        2,500
                                                  -----------
                                                      546,000
                                                  -----------

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
- -------------------------------------------------------------
             CABLE TV (9.9%)
$  200,000   CSC Holdings Inc. 9.250%
              11/01/05..........................  $   206,000
   300,000   *Charter Communications due
              01/15/11 0% till 01/15/06 then
              13.500%...........................      189,750
   425,000   *Charter Communications due
              04/01/11 0% till 04/01/04 then
              9.920%............................      292,188
   125,000   Diamond Cable Comm. due 02/15/07 0%
              till 02/15/02 then 10.750%........       76,875
   150,000   Echostar DBS Corp. 9.375%
              02/01/09..........................      150,375
   500,000   *NTL Inc. due 04/01/08 0% till
              04/01/03 then 9.750%..............      220,000
    75,000   *NTL Inc. due 10/01/08 0% till
              10/01/03 then 12.375%.............       33,375
   100,000   *Pegasus Satellite due 03/01/07 0%
              till 03/01/04 then 13.500%........       61,500
    50,000   Quebecor Media Inc. (144A) 11.125%
              07/15/11..........................       49,052
    50,000   Quebecor Media Inc. (144A) due
              7/15/11 0% till 07/01/06 then
              13.750%...........................       25,631
    50,000   *RCN Corp. Ser. B due 02/15/08 0%
              till 02/15/03 then 9.800%.........       13,750
   175,000   *Telewest Communications PLC
              11.000% 10/01/07..................      150,500
   175,000   *United Intl. Hdlg. Ser. B due
              02/15/08 0% till 02/15/03 then
              10.750%...........................       55,125
   200,000   *United Pan-Europe Communications
              due 08/01/09 0% till 08/01/04 then
              12.500%...........................       33,000
                                                  -----------
                                                    1,557,121
                                                  -----------
             CHEMICALS (2.8%)
    50,000   Foamex LP 13.500% 08/15/05.........       37,750
    50,000   Foamex LP 9.875% 06/15/07..........       32,750
    50,000   Huntsman ICI Chemicals 10.125%
              07/01/09..........................       49,750
    50,000   Lyondell Chemical Co. 9.625%
              05/01/07..........................       50,250
   150,000   Lyondell Chemical Co. 10.875%
              05/01/09..........................      150,375
   200,000   Polymer Group Inc. 8.750%
              03/01/08..........................       75,000
    50,000   Texas Petrochemicals Corp. 11.125%
              07/01/06..........................       44,750
                                                  -----------
                                                      440,625
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
- -------------------------------------------------------------
             CONSUMER PRODUCTS (5.8%)
$   75,000   Albecca Inc. 10.750% 08/15/08......  $    75,375
    50,000   American Greeting Corp. (144A)
              11.750% 07/15/08..................       48,750
   100,000   Amscan Holdings Inc. 9.875%
              12/15/07..........................       88,500
   100,000   Chattem Inc. Series B 8.875%
              04/01/08..........................       92,500
    75,000   Jostens Inc. 12.750% 05/01/10......       76,125
    50,000   Levi Strauss & Co. 11.625%
              01/15/08..........................       45,500
    50,000   Playtex Products Inc. (144A) 9.375%
              06/01/11..........................       51,250
   150,000   Revlon Consumer Products Corp.
              8.625% 02/01/08...................       68,250
    50,000   Royster-Clark Inc. 10.250%
              04/01/09..........................       40,000
   175,000   *Sealy Mattress Co. Ser. B due
              12/05/07 0% till 12/15/02 then
              10.875%...........................      144,375
    50,000   True Temper Sports Inc. Ser.B
              10.875% 12/01/08..................       51,250
   100,000   United Industries Corp. 9.875%
              04/01/09..........................       80,500
    50,000   Volume Services America 11.250%
              03/01/09..........................       47,250
                                                  -----------
                                                      909,625
                                                  -----------
             CONTAINERS (3.0%)
   150,000   Owens-Illinois Inc. 7.150%
              05/15/05..........................      111,750
    75,000   Owens-Illinois Inc. 8.100%
              05/15/07..........................       55,875
    75,000   Pliant Corp./Huntsman Packaging
              13.000% 06/01/10..................       57,375
    50,000   *Russell Stanley Holdings (144A)
              10.875% 02/15/09..................        7,750
    75,000   Sealed Air Corp. (144A) 8.750%
              07/01/08..........................       74,437
    75,000   Stone Container (144A) 9.750%
              02/01/11..........................       76,688
   100,000   Tenki-Plex Inc. 12.750% 06/15/10...       80,500
                                                  -----------
                                                      464,375
                                                  -----------
             CONGLOMERATES (0.3%)
    75,000   Eagle Pitcher Industries 9.375%
              03/01/08..........................       51,000
                                                  -----------
             ECOLOGICAL SERVICES & EQUIPMENT (3.1%)
   250,000   Allied Waste N.A. 7.625%
              01/01/06..........................      248,750
   225,000   Allied Waste N.A. 10.000%
              08/01/09..........................      232,875
                                                  -----------
                                                      481,625
                                                  -----------
             ELECTRONICS/SEMICONDUCTORS (2.4%)
    60,000   Amphenol Corp. 9.875% 05/15/07.....       63,300
    50,000   Fairchild Semiconductor 10.375%
              10/01/07..........................       48,625
    50,000   SCG Holding Corp. 12.000%
              08/01/09..........................       31,750
   100,000   Telecommunications Techniques
              9.750% 05/15/08...................       85,500
   150,000   Wesco Distribution Inc. 9.125%
              06/01/08..........................      143,250
                                                  -----------
                                                      372,425
                                                  -----------
             ENTERTAINMENT & LEISURE (1.7%)
   100,000   *Amf Bowling Worldwide Inc. (144A)
              12.250% 03/15/06..................        2,500
   325,000   *Premier Parks Inc. due 04/01/08 0%
              till 04/01/03 then 10.000%........      268,125
                                                  -----------
                                                      270,625
                                                  -----------

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
- -------------------------------------------------------------
             FOOD & RELATED (3.6%)
$  125,000   Agrilink Foods Inc. 11.875%
              11/01/08..........................  $   113,750
   100,000   Carrols Corp. Co. 9.500%
              12/01/08..........................       88,500
   100,000   Constellation Brands Inc. (144A)
              8.000% 02/15/08...................      100,500
   100,000   Del Monte Foods Co. (144A) 9.25%
              05/15/11..........................      101,500
    50,000   Dominos Inc. 10.375% 01/15/09......       51,000
   100,000   Eagle Family Foods 8.750%
              01/15/08..........................       58,000
    50,000   Michael Foods (144A) 11.750%
              04/01/11..........................       51,500
                                                  -----------
                                                      564,750
                                                  -----------
             FORESTRY & PAPER PRODUCTS (0.6%)
    50,000   Georgia-Pacific Corp. 7.500%
              05/15/06..........................       49,856
    50,000   Riverwood Intl. Co. (144A) 10.625%
              08/01/07..........................       51,750
                                                  -----------
                                                      101,606
                                                  -----------
             HOTELS & LODGING (3.6%)
    50,000   Courtyard By Marriott II 10.750%
              02/01/08..........................       51,500
    75,000   Felcor Lodging LP (144A) 8.500%
              06/01/11..........................       72,000
   100,000   Florida Panthers Boca Resorts
              9.875% 04/15/09...................      104,500
   225,000   HMH Properties Inc. Series B 7.875%
              08/01/08..........................      213,750
    50,000   HMH Properties Inc. 8.450%
              12/01/08..........................       49,000
    75,000   Meristar Hospitality (144A) 9.125%
              01/15/11..........................       75,938
                                                  -----------
                                                      566,688
                                                  -----------
             INDUSTRIAL (0.6%)
   100,000   Unifax Investment Corp. 10.500%
              11/01/03..........................       94,500
                                                  -----------
             MACHINERY (1.9%)
   125,000   AGCO Corp. (144A) 9.500%
              05/01/08..........................      121,875
    50,000   Briggs & Stratton Corp. (144A)
              8.875% 03/15/11...................       49,883
   100,000   Columbus McKinnion Corp. 8.500%
              04/01/08..........................       89,500
    50,000   Simonds Inds. 10.250% 07/01/08.....       32,750
    50,000   WEC Co. (144A) 12.000% 07/15/09....        5,250
                                                  -----------
                                                      299,258
                                                  -----------
             MANUFACTURING (1.1%)
    50,000   Blount Inc. 13.000% 08/01/09.......       29,750
    50,000   Cabot Safety Corp. 12.500%
              07/15/05..........................       50,250
   100,000   Hexcel Corp. Series B 9.750%
              01/15/09..........................       99,000
                                                  -----------
                                                      179,000
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
- -------------------------------------------------------------
             MEDICAL & RELATED (8.0%)
$   75,000   Alliance Imaging Inc. (144A)
              10.3750% 04/15/11.................  $    76,875
   125,000   Columbia HCA Healthcare 6.910%
              06/15/05..........................      123,560
   100,000   Conmed Corp. 9.000% 03/15/08.......       98,500
    50,000   Davita Inc. (144A) 9.250%
              04/15/11..........................       51,500
    50,000   Hanger Orthopedic Group 11.250%
              06/15/09..........................       22,250
   125,000   HCA - The Health Care Co. 8.750%
              09/01/10..........................      133,750
   100,000   Hudson Respiratory Care Inc. 9.125%
              04/15/08..........................       50,500
   150,000   Kinetic Concepts Inc. 9.625%
              11/01/07..........................      137,250
    50,000   Magellan Health (144A) 9.375%
              11/15/07..........................       51,125
    50,000   Owen & Minor Inc. (144A) 8.500%
              07/15/11..........................       50,750
   250,000   Tenet Healthcare Corp. 8.125%
              12/01/08..........................      258,750
   125,000   Tenet Healthcare Corp. 9.250%
              09/01/10..........................      143,125
    50,000   Triad Hospitals (144A) 8.750%
              05/01/09..........................       51,000
                                                  -----------
                                                    1,248,935
                                                  -----------
             METAL & MINING (1.5%)
   100,000   Euramax Intl. PLC 11.250%
              10/01/06..........................       80,500
    50,000   Neenah Corp. Ser. B 11.125%
              05/01/07..........................       26,750
   100,000   Neenah Corp. Ser. F 11.125%
              05/01/07..........................       53,500
    50,000   *Republic Technologies (144A)
              13.750% 07/15/09..................        5,250
    75,000   Ryerson Tull Inc. 9.120%
              07/15/06..........................       68,625
                                                  -----------
                                                      234,625
                                                  -----------
             OIL, ENERGY & NATURAL GAS (2.8%)
    50,000   BRL Universal Equipment 8.875%
              02/15/08..........................       51,250
    75,000   Dresser Inc. (144A) 9.375%
              04/15/11..........................       77,625
    50,000   Forest Oil Corp. 10.500%
              01/15/06..........................       53,250
    50,000   Lone Star Technologies (144A)
              9.000% 06/01/11...................       49,000
    50,000   Pogo Production Co. 10.375%
              02/15/09..........................       54,000
   150,000   Triton Energy Ltd. 8.875%
              10/01/07..........................      155,250
                                                  -----------
                                                      440,375
                                                  -----------
             PRINTING & PUBLISHING (1.3%)
    75,000   Advanstar Communications 12.000%
              02/15/01..........................       75,750
    50,000   Garden State Newspapers Inc. 8.750%
              10/01/09..........................       48,750
    50,000   Primedia Inc. 8.875% 05/15/11......       47,250
    50,000   Ziff Davis Media Inc. 12.000%
              07/15/10..........................       29,750
                                                  -----------
                                                      201,500
                                                  -----------
             REAL ESTATE & LEASING (0.7%)
   100,000   Trizec Finance Ltd. 10.875%
              10/15/05..........................      104,500
                                                  -----------
             RENTAL AUTO/EQUIPMENT (1.2%)
    50,000   Nationsrent Inc. 10.375%
              12/15/08..........................       11,750
   125,000   United Rentals Inc. 10.750%
              4/15/08...........................      131,250
    50,000   United Rentals Inc. (144A) 9.000%
              04/01/09..........................       46,000
                                                  -----------
                                                      189,000
                                                  -----------

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
- -------------------------------------------------------------
             RETAIL (0.1%)
$   50,000   Community Distributors 10.250%
              10/15/04..........................  $    20,000
                                                  -----------
             TELECOMMUNICATIONS (12.8%)
   150,000   *AirGate PCS Inc. due 10/01/09 0%
              till 10/01/04 then 13.500%........       87,000
    50,000   Alamosa Delaware (144A) 12.500%
              02/01/11..........................       45,250
   175,000   *Alamosa PCS Hdlg. Inc. due
              02/15/10 0% till 02/15/05 then
              12.870%...........................       81,375
    50,000   American Tower Systems (144A)
              9.375% 02/01/09...................       47,250
    50,000   Asia Global Crossing 13.375%
              10/15/10..........................       39,250
   150,000   *Call-Net Enterprises Inc. due
              08/15/07 0% till 8/15/02 then
              9.270%............................       32,250
   100,000   *Call-Net Enterprises Inc. due
              05/15/09 0% till 05/15/04 then
              10.800%...........................       17,500
    50,000   Echostar Broadband Corp. 10.375%
              10/01/07..........................       50,250
   125,000   Global Crossing Hldgs. Ltd. 9.500%
              11/15/09..........................       96,250
   150,000   Intermedia Communications 8.600%
              06/01/08..........................      147,750
   300,000   Level 3 Communication Inc. 9.125%
              05/01/08..........................      127,500
   250,000   *McLeod USA Inc. due 03/01/07 0%
              till 03/01/02 then 10.500%........      136,250
   100,000   Millicom International 13.500%
              06/01/06..........................       88,500
   225,000   *Nextel Communications due 02/15/08
              0% till 02/15/03 then 9.950%......      142,875
   350,000   Nextel Communications 9.375%
              11/15/09..........................      278,250
   150,000   *Nextlink Communications due
              06/01/09 0% till 06/01/04 then
              12.250%...........................       21,750
    50,000   Psinet Inc. (144A) 11.000%
              08/01/09..........................        3,500
   100,000   Psinet Inc. (144A) 10.000%
              02/15/05..........................        7,000
   100,000   Rogers Cantel 8.800% 10/01/07......       96,500
    50,000   Rogers Wireless Inc. (144A) 9.625%
              05/01/11..........................       50,250
   100,000   *Tritel PCS Inc. due 05/15/09 0%
              till 05/15/04 then 12.750%........       64,000
   100,000   *Triton PCS Inc. due 05/01/08 0%
              till 05/01/03 then 11.000%........       80,500
    75,000   Triton PCS Inc. 9.375% 02/01/11....       73,125
   225,000   *Viatel Inc. due 04/15/08 0% till
              04/15/03 then 12.500% (144A)......        3,375
    50,000   VoiceStream Wireless 10.375%
              11/15/09..........................       57,313

                                                                     (continued)

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

   FACE                                             MARKET
  AMOUNT           LONG-TERM BONDS & NOTES           VALUE
- -------------------------------------------------------------
             TELECOMMUNICATIONS (CONTINUED)
$  125,000   *VoiceStream Wireless Holdings due
              11/15/09 0% till 11/15/04 then
              11.875%...........................  $   100,781
   125,000   *Winstar Communications Inc. (144A)
              due 04/15/10 0% till 04/15/05 then
              14.750%...........................        1,563
   225,000   XO Communications due 04/15/08 0%
              till 04/15/03 then 9.450%.........       37,125
                                                  -----------
                                                    2,014,282
                                                  -----------
             TEXTILES & RELATED (0.5%)
   100,000   GFSI Inc. Series B 9.625%
              03/01/07..........................       76,000
    75,000   *Glenoit Corp. (144A) 11.000%
              04/15/07..........................        1,875
    50,000   *Pillowtex Corp. (144A) 10.000%
              11/15/06..........................        1,750
                                                  -----------
                                                       79,625
                                                  -----------
             TRANSPORTATION & EQUIPMENT (2.4%)
   100,000   Allied Holdings Inc. 8.625%
              10/01/07..........................       67,500
   100,000   *Gearbulk Holding Ltd. 11.250%
              12/01/04..........................      102,500
   150,000   Stena Line AB 10.500% 12/15/05.....      148,500
    50,000   Teekay Shipping Corp. (144A) 8.875%
              07/15/11..........................       50,875
                                                  -----------
                                                      369,375
                                                  -----------
             UTILITIES (4.9%)
   150,000   Caithness Coso Fund Corp. 9.050%
              12/15/09..........................      147,000
   250,000   Calpine Corp. 8.500% 02/15/11......      241,708
    50,000   CMS Energy Corp. 7.500% 01/15/09...       46,851
   100,000   CMS Energy Corp. 8.500% 04/15/11...       98,203
    75,000   CMS Energy Corp. 8.900% 07/15/08...       75,120
   100,000   El Paso Electric Co. 9.400%
              05/01/11..........................      108,122
    50,000   *Niagara Mohawk Power Series H due
              07/01/10 0% till 07/01/03 then
              8.500%............................       43,282
                                                  -----------
                                                      760,286
                                                  -----------
             TOTAL LONG-TERM BONDS & NOTES
              (90.4%) (COST $16,680,728)........  $14,168,051
                                                  -----------

                                                    MARKET
  SHARES               PREFERRED STOCK               VALUE
- -------------------------------------------------------------
             BROADCAST RADIO & TV (0.2%)
       375   Sinclair Capital...................  $    35,344
                                                  -----------

                                                    MARKET
  SHARES               PREFERRED STOCK               VALUE
- -------------------------------------------------------------
             PRINTING & PUBLISHING (1.2%)
     1,300   Primedia Inc. Series H.............  $   102,050
     1,000   Primedia Inc. .....................       82,500
                                                  -----------
                                                      184,550
                                                  -----------
             TOTAL PREFERRED STOCKS (1.4%) (COST
              $242,366).........................  $   219,894
                                                  -----------

                                                    MARKET
  SHARES                  WARRANTS                   VALUE
- -------------------------------------------------------------
        75   Jostens Inc. ......................  $     1,518
        50   Metricom Inc. .....................            1
        75   Pliant Corp. ......................           75
        50   Republic Technology................            1
        50   XM Satellite Radio.................        1,012
                                                  -----------
             TOTAL WARRANTS (0.0%)..............  $     2,607
                                                  -----------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENTS            VALUE
- -------------------------------------------------------------
             FINANCIAL (7.2%)
$1,134,000   Firstar 3.150% 07/02/01 repurchase
              price $1,134,298 collateralized by
              FHR Market Value: ($,1,156,620)
              Face Value: ($1,573,936) Due:
              03/15/25 Interest: 6.000%.........  $ 1,134,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (7.2%)
              (COST $1,134,000).................  $ 1,134,000
                                                  -----------
             TOTAL HOLDINGS (99.0%) (COST
              $18,057,094) (A)..................  $15,524,552
                                                  -----------
             CASH & RECEIVABLES, NET OF
              LIABILITIES (1.0%)................      151,407
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $15,675,959
                                                  ===========

- ---------------

     *  Non-income producing securities.
   (a) Represents cost for federal income tax and financial reporting purposes. See note 1.
(144A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These Securities may be resold in transactions exempt from registration, normally to qualified buyers. At the period end, the value of these securities amounted to $1,793,067 or 11.4% of total net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Directors.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2001 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (Cost $18,057,094).............  $15,524,552
  Receivable for securities sold............      107,089
  Receivable for fund shares sold...........          413
  Dividends & accrued interest receivable...      283,892
  Other.....................................          588
                                              -----------
    Total assets............................   15,916,534
                                              -----------
Liabilities:
  Cash overdraft............................        3,023
  Payable for securities purchased..........      198,660
  Payable for fund shares redeemed..........       14,099
  Payable for investment management services
    (note 3)................................        9,748
  Other accrued expenses....................       15,045
                                              -----------
    Total liabilities.......................      240,575
                                              -----------
Net assets at market value..................  $15,675,959
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,019,638
  Paid-in capital in excess of par value....   17,037,082
  Accumulated net realized loss on
    investments.............................  +(1,293,597)
  Net unrealized depreciation on
    investments.............................   (2,525,307)
  Undistributed net investment income.......      438,143
                                              -----------
Net assets at market value..................  $15,675,959
                                              ===========
Shares outstanding (note 4).................    2,019,638
Net asset value per share...................  $      7.76
                                              ===========

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 2001 (Unaudited)

Investment income:
  Interest...................................  $1,360,504
  Dividends..................................      10,085
                                               ----------
    Total investment income..................   1,370,589
                                               ----------
Expenses:
  Management fees (note 3)...................      59,639
  Custodian fees (note 3)....................       2,400
  Directors' fees (note 3)...................         199
  Professional fees..........................       3,894
  Accounting and transfer agent fees.........      16,659
  Printing fees..............................         943
  Filing fees................................         347
  Conversion expense.........................       2,103
  Other......................................          31
                                               ----------
    Total expenses...........................      86,215
                                               ----------
    Net investment income....................   1,284,374
                                               ----------
Realized & unrealized loss on investments:
  Net realized loss from investments.........    (706,187)
  Net change in unrealized appreciation/
    (depreciation) on investments............    (255,488)
                                               ----------
      Net loss on investments................    (961,675)
                                               ----------
      Net increase in net assets from
         operations..........................  $  322,699
                                               ==========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
HIGH INCOME BOND PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               JUNE 30, 2001       DECEMBER 31,
                                                                (UNAUDITED)            2000
                                                              ----------------     ------------
From operations:
  Net investment income.....................................    $ 1,284,374        $   912,760
  Realized loss on investments..............................       (706,187)          (390,607)
  Unrealized depreciation on investments....................       (255,488)        (1,553,739)
                                                                -----------        -----------
      Net increase (decrease) in assets from operations.....        322,699         (1,031,586)
                                                                -----------        -----------
Dividend and distribution to shareholders:
  Dividends paid from net investment income.................       (858,277)          (914,333)
                                                                -----------        -----------
From capital share transactions (note 4):
  Received from shares sold.................................      5,574,058          3,994,751
  Received from dividends reinvested........................        858,277            914,333
  Paid for shares redeemed..................................     (4,822,285)          (972,169)
                                                                -----------        -----------
    Increase in net assets derived from capital share
     transactions...........................................      1,610,050          3,936,915
                                                                -----------        -----------
         Increase in net assets.............................      1,074,472          1,990,996
Net Assets:
  Beginning of period.......................................     14,601,487         12,610,491
                                                                -----------        -----------
  End of period (a).........................................    $15,675,959        $14,601,487
                                                                ===========        ===========
  (a) Includes undistributed net investment income of.......    $   438,143        $    12,047
                                                                ===========        ===========

 FINANCIAL HIGHLIGHTS

                                                        SIX MONTHS ENDED       YEARS ENDED DECEMBER 31,
                                                         JUNE 30, 2001       ----------------------------      MAY 1, 1998 TO
                                                          (UNAUDITED)           2000             1999         DECEMBER 31, 1998
                                                        ----------------        ----             ----         -----------------
Per share data:
Net asset value, beginning of period..................       $ 8.02            $ 9.22           $ 9.59             $10.00
Income (loss) from investment operations:
  Net investment income...............................         0.66              0.58             0.57               0.38
  Net realized & unrealized loss on investments.......        (0.47)            (1.20)           (0.38)             (0.40)
                                                             ------            ------           ------             ------
    Total income (loss) from investment operations....         0.19             (0.62)            0.19              (0.02)
                                                             ------            ------           ------             ------
Less distributions:
  Dividends from net investment income................        (0.45)            (0.58)           (0.56)             (0.37)
  Distributions from net realized capital gains.......         0.00              0.00             0.00              (0.02)
                                                             ------            ------           ------             ------
    Total distributions...............................        (0.45)            (0.58)           (0.56)             (0.39)
                                                             ------            ------           ------             ------
Net asset value, end of period........................       $ 7.76            $ 8.02           $ 9.22             $ 9.59
                                                             ======            ======           ======             ======
Total return..........................................         2.33%(b)         (7.10)%           1.95%              0.20%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets.............         1.09%(a)          1.10%            1.13%              1.20%(a)
  Ratio of net investment income to average net
    assets............................................        16.25%(a)          6.67%            6.19%              5.79%(a)
Portfolio turnover rate...............................           22%(a)            21%              31%                11%(a)
Net assets at end of period (millions)................       $ 15.7            $ 14.6           $ 12.6             $ 10.4

- ---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 OBJECTIVE

The Capital Growth Portfolio seeks capital appreciation by investing primarily in common stocks of emerging growth companies.

 PERFORMANCE AS OF JUNE 30, 2001

TOTAL RETURN:
One-Year                                    (36.82)%
Since inception (5/1/98)                     28.22%

A substantial portion of the Capital Growth portfolio's investments have been in initial public offerings or recent issues of technology companies that were purchased during a period favorable for those stocks. There can be no assurance that such investments will continue to be as available or that they will continue to have so positive an effect on the portfolio's future performance. Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses.

 COMMENTS

During the period ending June 30, 2001, the Ohio National Capital Growth Portfolio returned (6.21)% compared to 0.15% for the Russell 2000 Growth Index.

We went into the quarter with a broadly diversified portfolio that largely reflected the uncertain market environment. The technology and healthcare sectors, which dragged the market down in the first quarter, both posted double-digit gains in the second quarter, fueling most small growth investors' returns. We saw a big move in April as investors realized that many stocks had been oversold. Things calmed down in May and June as investors migrated out of the more speculative emerging growth companies and tended to return to more predictable growth investment ideas.

Regardless, we are encouraged by the growth prospects in our stock universe. While earnings estimates have been cut by about 15% across our universe, we are still looking at greater than 50% earnings growth rates on stocks that are trading at approximately 36-37 times 2002 earnings. In the historical context of emerging growth investing, this is a very attractive relationship.

We benefited from overweighting in technology throughout the quarter. Software names like Agile Software, Quest Software and Retek all contributed positively to performance. The stocks of several companies involved in wireless voice and data transmission enjoyed a bounce-back after experiencing strong selling pressure over the last several quarters. Stanford Microdevices, and Intersil Holding Corporation were both strong contributors to performance.

We achieved net positive returns from our healthcare positions, which represented approximately 24% of the portfolio, about the same percentage as the benchmark. We continue to favor a number of hospital management companies like Lifepoint and Province Healthcare that concentrate their efforts in rural locations. Province Healthcare owns or leases 14 hospitals and manages 38 hospitals. By focusing its operations in rural markets, Province often operates the dominant or sole hospital in its market. By reducing patient out-migration, adding physicians and services, and containing costs, Province has succeeded in raising gross margins of its hospitals, which has helped to fuel continued earnings growth. We believe the company can continue to generate 25% earnings per share growth for the next several years.

 CHANGE IN VALUE OF $10,000 INVESTMENT

                                                                  CAPITAL GROWTH PORTFOLIO              RUSSELL 2000 INDEX
                                                                  ------------------------              ------------------
5/98                                                                        10000                              10000
6/98                                                                         9706                               9547
12/98                                                                     10339.8                            9165.12
6/99                                                                      18424.5                            10340.1
12/99                                                                     31281.1                            13115.4
6/00                                                                      34359.2                            13276.7
12/00                                                                     23144.3                            10173.9
6/01                                                                      21707.1                            10189.2

Hypothetical illustration based on past performance. Future performance will vary. All returns reflect reinvested dividends. The portfolio's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. Neither the portfolio nor the index is open to direct investment.

Russell 2000 Index represents the 2,000 smallest companies in the Russell 3,000 index.

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (CONTINUED)

 TOP 10 HOLDINGS AS OF JUNE 30, 2001*

                                      % of Net Assets
 1.  Macrovision Corp.                      3.4
 2.  Cytyc Corp.                            2.1
 3.  Cox Radio Inc.                         2.0
 4.  Oakley Inc.                            1.9
 5.  Goto.Com Inc.                          1.9
 6.  Surmodics Inc.                         1.8
 7.  Waddell and Reed Financial,
     Inc.                                   1.7
 8.  Lamar Advertising Company              1.6
 9.  Entercom Communications Corp.          1.6
10.  Intersil Corporation                   1.5

 TOP 5 INDUSTRIES AS OF JUNE 30, 2001*

                                      % of Net Assets
 1.  Medical & Related                     12.8
 2.  Electronics/Semiconductors            11.5
 3.  Telecommunications                     9.6
 4.  Business Services                      9.1
 5.  Retail                                 7.5

- ---------------

* Composition of Portfolio subject to change.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

                                                    MARKET
  SHARES              U.S. COMMON STOCK              VALUE
- -------------------------------------------------------------
             ADVERTISING (1.6%)
    15,500   *Lamar Advertising Co. ............  $   682,000
                                                  -----------
             BROADCAST RADIO & TV (5.1%)
    30,800   *Cox Radio Inc. CL A...............      857,780
    12,400   *Entercom Communications Corp. ....      664,764
    16,600   *Hispanic Broadcasting Corp. ......      476,254
    15,800   *Spanish Broadcasting System
              Inc. .............................      129,718
                                                  -----------
                                                    2,128,516
                                                  -----------
             BUSINESS SERVICES (9.1%)
    19,100   *Hall Kinion & Associates..........      153,946
    20,200   *I-Many Inc. ......................      272,700
    21,300   *Macrovision Corp. ................    1,459,050
    23,800   *Memberworks Inc. .................      550,732
    18,100   *Navigant International Inc. ......      253,400
     4,950   *Professional Detailing Inc. ......      455,400
    15,200   *Ventiv Health Inc. ...............      313,728
     1,050   *Watson Wyatt & Co. Holdings.......       24,549
    12,700   *West Corp. .......................      279,527
                                                  -----------
                                                    3,763,032
                                                  -----------
             CHEMICALS (1.8%)
    12,900   *Surmodics Inc. ...................      758,520
                                                  -----------
             COMPUTER SERVICES (1.6%)
     1,000   *Alliance Data Systems.............       15,000
     2,900   *Citrix Systems Inc. ..............      101,210
    19,100   *CNET Networks Inc. ...............      248,300
     8,800   *National Instruments Corp. .......      285,560
                                                  -----------
                                                      650,070
                                                  -----------
             COMPUTER SOFTWARE (6.9%)
    29,100   *Actuate Software Corp. ...........      277,905
    20,200   *Agile Software Corp. .............      343,400
    11,900   *Embarcadero Technologies..........      265,489
     8,200   *Interactive Intelligence Inc. ....       90,200
     9,800   *Numerical Technologies Inc. ......      205,800
    18,350   *Quest Software Inc. ..............      692,713
    11,500   *Retek Inc. .......................      551,310
    10,700   *Simplex Solutions Inc. ...........      253,590
    11,300   *Versity LTD.......................      180,800
                                                  -----------
                                                    2,861,207
                                                  -----------
             DRUGS/BIOTECHNOLOGY (6.4%)
     8,100   *Abgenix Inc. .....................      364,500
     4,700   *Albany Molecular Research.........      178,647
     3,100   *Andrx Group.......................      238,700
     5,700   *Charles River Laboratories
              Intl..............................      198,075
     7,300   Cor Therapeutics Inc. .............      222,650
     4,600   *Covance Inc. .....................      104,190
    20,200   *Medarex Inc. .....................      474,700
     4,100   *Pharmaceutical Product
              Development.......................      125,091
     4,700   *Protein Design Labs Inc. .........      407,772
     7,700   *Regeneration Technologies.........       67,760
     8,200   *Syncor Intl. Corp. ...............      254,200
                                                  -----------
                                                    2,636,285
                                                  -----------

                                                    MARKET
  SHARES              U.S. COMMON STOCK              VALUE
- -------------------------------------------------------------
             ELECTRONICS/SEMICONDUCTORS (11.1%)
     5,200   *Astropower Inc. ..................  $   271,128
    25,900   *Chippac Inc. .....................      270,396
     9,300   *Cirrus Logic Inc. ................      214,179
    12,900   *Exar Corp. .......................      254,904
     5,600   *FEI Co. ..........................      229,600
    17,400   *Intersil Corp. ...................      633,360
     8,800   *Ixia..............................      167,200
     7,300   *LTX Corp. ........................      186,588
     5,700   *Microsemi Corp. ..................      404,700
     5,200   *Microtune Inc. ...................      114,400
     4,150   *Molecular Devices Corp. ..........       83,208
     2,250   *Multilink Technologies Corp. .....       32,175
    13,500   *Oak Technology Inc. ..............      142,965
     8,200   *Photon Dynamcis Inc. .............      221,400
    23,800   *PLX Technologies Inc. ............      202,062
    23,300   *Power Integrations Inc. ..........      363,480
     6,800   *Silicon Labs......................      150,280
     6,700   *Sipex Corp. ......................      101,103
     7,300   *Stanford Microdevices Inc. .......      123,370
    11,700   *Virage Logic Corporation..........      181,233
    18,150   *Virata Corp. .....................      215,078
                                                  -----------
                                                    4,562,809
                                                  -----------
             FINANCIAL SERVICES (6.9%)
    18,600   *Financial Federal Corp. ..........      538,470
     1,050   *Instinet Group Inc. ..............       19,572
    14,500   *InterCept Group Inc. .............      551,000
     9,600   *Investment Tech. Group............      482,784
     7,300   *Knight Trading Group Inc. ........       78,037
    35,700   *Nexcard Inc. .....................      394,485
       700   *Odyssey Re Holdings Corp. ........       12,649
     1,350   *Resources Connection Inc. ........       34,884
    23,300   Wadell & Reed Financial Inc. ......      739,775
                                                  -----------
                                                    2,851,656
                                                  -----------
             INTERNET SERVICES (6.8%)
    10,400   *Earthlink Inc. ...................      146,640
    18,600   *Espeed Inc. CL A..................      409,200
    12,400   *Expedia Inc. CL A.................      577,840
    41,400   *GOTO.COM Inc. ....................      805,230
    16,650   *HomeStore.com.....................      582,084
     5,500   *IntraNet Solutions Inc. ..........      209,275
     5,300   *Multex.com Inc. ..................       86,125
                                                  -----------
                                                    2,816,394
                                                  -----------
             INTERNET SOFTWARE (3.4%)
    12,900   *Interwoven Inc. ..................      218,010
     4,100   *Netegrity Inc. ...................      123,000
    46,500   *Vignette Corp. ...................      412,455
    32,100   *Websense Inc. ....................      642,000
                                                  -----------
                                                    1,395,465
                                                  -----------
             MACHINERY (0.3%)
     5,700   *CapstoneTurbine Corp. ............      125,913
       150   *Global Power Equipment Group......        4,395
                                                  -----------
                                                      130,308
                                                  -----------

                                                                     (continued)

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

                                                    MARKET
  SHARES              U.S. COMMON STOCK              VALUE
- -------------------------------------------------------------
             MEDICAL & RELATED (12.8%)
     5,700   *Accredo Health Inc. ..............  $   211,983
     4,800   *Biosite Diagnostics Inc. .........      215,040
    38,300   *Cytyc Corp. ......................      882,815
     4,600   *Health Mgmt. Assoc. Inc. CL A.....       96,784
     7,300   *Inhale Therapeutic Systems
              Inc. .............................      167,900
     7,300   Invacare Corp. ....................      281,999
     5,200   *Lifepoint Hospitals Inc. .........      230,256
         1   Medtronic Inc. ....................           46
     6,200   *Rehabcare Group Inc. .............      298,840
     6,650   *Province Healthcare Co. ..........      234,679
     6,200   *Resmed Inc. ......................      313,410
    18,600   *Resperonics Inc. .................      553,536
       250   *Specialty Laboratories............        9,462
    48,400   *Sunrise Assisted Living Inc. .....    1,270,500
       200   *Unilab Corp. .....................        5,040
       850   *United Surgical Partners..........       20,400
    23,300   *Urocor Inc. ......................      364,645
    14,050   *Vascular Solutions Inc. ..........      116,194
                                                  -----------
                                                    5,273,529
                                                  -----------
             OIL, ENERGY & NATURAL GAS (0.3%)
    15,500   *Grey Wolf Inc. ...................       62,000
     1,100   *Key Production Co. Inc. ..........       18,315
     2,500   *McDermott International Inc. .....       29,125
                                                  -----------
                                                      109,440
                                                  -----------
             RETAIL (7.5%)
    11,900   *99 Cents Only Stores..............      356,405
     6,800   *Direct Focus Inc. ................      323,000
    11,900   *Factory 2-U Stores Inc. ..........      349,265
       200   *Galyan's Trading Company..........        4,080
    44,050   *Oakley Inc. ......................      814,925
    19,700   *School Specialty Inc. ............      509,245
    11,400   *The Buckle Inc. ..................      215,460
    19,700   *Too Inc. .........................      539,780
                                                  -----------
                                                    3,112,160
                                                  -----------
             TELECOMMUNICATIONS & RELATED (8.9%)
    11,850   *Allegiance Telecom Inc. ..........      177,631
    24,800   *American Tower Corp. .............      512,616
    50,200   *DMC Stratex Networks Inc. ........      502,000
     7,300   *Leap Wireless Intl. Inc. .........      221,190
    41,050   *Metawave Communications Corp. ....      238,999
    17,800   *Metro One Telecommunications......    1,154,686
    21,300   *Powerwave Technologies Inc. ......      308,850
     5,700   *Spectralink Corp. ................       74,157
    10,650   *Triton PCS Holdings...............      436,650
    12,193   *XO Communications Inc. CL A.......       29,170
                                                  -----------
                                                    3,655,949
                                                  -----------
             TOTAL U.S. COMMON STOCK (90.5%)
              (COST $34,273,870)................  $37,387,340
                                                  -----------

                                                    MARKET
  SHARES            FOREIGN COMMON STOCK             VALUE
- -------------------------------------------------------------
             CANADA (2.6%)
             HOTEL/LODGING (2.1%)
    15,500   Four Seasons Hotels Inc. ..........  $   857,925
             TELECOMMUNICATIONS (0.5%)
     6,100   *Research In Motion................      196,725
                                                  -----------
                                                    1,054,650
                                                  -----------
             CAYMAN ISLANDS (0.6%)
             ELECTRONICS/SEMICONDUCTORS (0.4%)
    13,300   *02Micro International.............      146,300
             TELECOMMUNICATIONS (0.2%)
     4,800   *Garmin Ltd. ......................      109,680
                                                  -----------
                                                      255,980
                                                  -----------
             INDIA (0.6%)
             DRUGS/BIOTECHNOLOGY (0.6%)
    13,900   *Doctor Reddy's Lab ADR............      257,845
                                                  -----------
             ISRAEL (0.9%)
             COMPUTER & RELATED (0.9%)
    13,600   *M-Systems Flash Disk Pioneer......       96,560
     8,500   *Precise Software Solutions........      260,950
                                                  -----------
                                                      357,510
                                                  -----------
             TOTAL FOREIGN COMMON STOCK (4.7%)
              (COST $1,922,818).................  $ 1,925,985
                                                  -----------
             TOTAL COMMON STOCK (95.2%) (COST
              $36,196,688)......................  $39,313,325
                                                  -----------

   FACE                                             MARKET
  AMOUNT            REPURCHASE AGREEMENT             VALUE
- -------------------------------------------------------------
             FINANCIAL (7.1%)
$2,921,000   Firstar 3.150% 07/02/01 repurchase
              price $2,921,767 collateralized by
              FHR Market Value: ($2,979,266)
              Face Value: ($4,054,203) Due:
              03/15/25 Interest: 6.000%.........  $ 2,921,000
                                                  -----------
             TOTAL REPURCHASE AGREEMENTS (7.1%)
              (COST $2,921,000).................  $ 2,921,000
                                                  -----------
             TOTAL HOLDINGS (102.3%) (COST
              $39,117,688) (A)..................  $42,234,325
                                                  -----------
             LIABILITIES, NET OF CASH &
              RECEIVABLES (2.3%)................     (942,926)
                                                  -----------
             TOTAL NET ASSETS (100.0%)..........  $41,291,399
                                                  ===========

- ---------------

  *  Non-income producing securities.
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax basis. See note 1.
ADR (American depository receipt) represents ownership of foreign securities.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2001 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (Cost $39,117,688).............  $42,234,325
  Receivable for securities sold............      428,234
  Receivable for fund shares sold...........       29,185
  Dividends & accrued interest receivable...        1,080
  Other.....................................           42
                                              -----------
    Total assets............................   42,692,866
                                              -----------
Liabilities:
  Cash overdraft............................       10,551
  Payable for securities purchased..........        3,800
  Payable for fund shares redeemed..........    1,345,302
  Payable for investment management services
    (note 3)................................       38,740
  Other accrued expenses....................        3,074
                                              -----------
    Total liabilities.......................    1,401,467
                                              -----------
Net assets at market value..................  $41,291,399
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 2,125,063
  Paid-in capital in excess of par value....   48,834,217
  Accumulated net realized loss on
    investments.............................  (12,666,767)
  Net unrealized appreciation on
    investments.............................    3,116,636
  Net investment loss.......................     (117,750)
                                              -----------
Net assets at market value..................  $41,291,399
                                              ===========
Shares outstanding (note 4).................    2,125,063
Net asset value per share...................  $     19.43
                                              ===========

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 2001 (Unaudited)

Investment income:
  Interest...................................  $    69,202
  Dividends..................................        8,778
                                               -----------
    Total investment income..................       77,980
                                               -----------
Expenses:
  Management fees (note 3)...................      165,562
  Custodian fees (note 3)....................        3,361
  Directors' fees (note 3)...................          521
  Professional fees..........................        4,014
  Accounting and transfer agent fees.........       13,311
  Printing fees..............................        2,480
  Filing fees................................          918
  Conversion expense.........................        5,542
  Other......................................           21
                                               -----------
    Total expenses...........................      195,730
                                               -----------
    Net investment loss......................     (117,750)
                                               -----------
Realized & unrealized gain (loss) on
  investments:
  Net realized loss from investments.........   (9,962,365)
  Net change in unrealized appreciation/
    (depreciation) on investments............    7,796,160
                                               -----------
    Net loss on investments..................   (2,166,205)
                                               -----------
    Net decrease in net assets from
      operations.............................  $(2,283,955)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
CAPITAL GROWTH PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 2001          YEAR ENDED
                                                                (UNAUDITED)        DECEMBER 31, 2000
                                                              ----------------     -----------------
From operations:
  Net investment loss.......................................    $   (117,750)        $   (236,487)
  Realized loss on investments..............................      (9,962,365)          (2,680,520)
  Unrealized appreciation (depreciation) on investments.....       7,796,160          (12,107,128)
                                                                ------------         ------------
    Net decrease in assets from operations..................      (2,283,955)         (15,024,135)
                                                                ------------         ------------
Dividend and distribution to shareholders:
  Dividends paid from net investment income.................               0              (23,882)
                                                                ------------         ------------
From capital share transactions (note 4):
  Received from shares sold.................................      17,288,284           49,470,820
  Received from dividends reinvested........................               0               23,882
  Paid for shares redeemed..................................     (13,166,508)         (15,264,581)
                                                                ------------         ------------
    Increase in net assets derived from capital share
     transactions...........................................       4,121,776           34,230,121
                                                                ------------         ------------
      Increase in net assets................................       1,837,821           19,182,104
Net Assets:
  Beginning of period.......................................      39,453,578           20,271,474
                                                                ------------         ------------
  End of period.............................................    $ 41,291,399         $ 39,453,578
                                                                ============         ============

 FINANCIAL HIGHLIGHTS

                                                        SIX MONTHS ENDED       YEARS ENDED DECEMBER 31
                                                         JUNE 30, 2001       ----------------------------      MAY 1, 1998 TO
                                                          (UNAUDITED)           2000             1999         DECEMBER 31, 1998
                                                        ----------------     -----------     ------------     -----------------
Per share data:
Net asset value, beginning of period..................       $20.68            $ 28.01         $ 10.47             $10.00
Income (loss) from investment operations:
  Net investment loss.................................        (0.06)             (0.16)          (0.12)             (0.09)
  Net realized & unrealized gain (loss) on
    investments.......................................        (1.19)             (7.15)          21.25               0.56
                                                             ------            -------         -------             ------
    Total income (loss) from investment operations....        (1.25)             (7.31)          21.13               0.47
                                                             ------            -------         -------             ------
Less distributions:
  Dividends from net investment income................         0.00              (0.02)          (3.59)              0.00
                                                             ------            -------         -------             ------
Net asset value, end of period........................       $19.43            $ 20.68         $ 28.01             $10.47
                                                             ======            =======         =======             ======
Total return..........................................        (6.20)%(b)        (26.01)%        202.38%              4.62%(b)
Ratios and supplemental data:
Ratios net of fees waived by advisor:
  Ratio of expenses to average net assets.............         1.05%(a)           1.03%           1.09%              1.96%(a,c)
  Ratio of net investment income (loss) to average net
    assets............................................        (0.63)%(a)         (0.60)%         (0.61)%             1.47%(a,c)
Ratios assuming no fees waived by advisor:
  Ratio of expenses to average net assets.............         1.05%(a)           1.03%           1.09%              2.72%(a,c)
Portfolio turnover rate...............................           52%               152%            185%               121%
Net assets at end of period (millions)................       $ 41.3            $  39.5         $  20.3             $  2.3

- ---------------

(a) Annualized.

(b) Calculated on an aggregate basis (not annualized).

(c) The advisor has elected to reimburse certain expenses of the Capital Growth portfolio.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NASDAQ 100 INDEX PORTFOLIO

 OBJECTIVE

The Nasdaq 100 Index Portfolio seeks long-term growth of capital by investing primarily in stocks that are included in the Nasdaq 100 Index.

 PERFORMANCE AS OF JUNE 30, 2001

TOTAL RETURNS:

One Year                                   (51.96)%
Since inception (5/1/00)                   (52.67)%

Returns represent past performance, which is no guarantee of future results. Investment return and principal value will vary so that shares, when redeemed, may be worth more or less than their original cost. Actual results for variable annuity and variable universal life contracts will be lower due to contract charges. Consult your contract for applicable charges for mortality and expenses. Unlike the other portfolios, the Nasdaq 100 Index portfolio is a non-diversified fund. The portfolio's concentration among relatively few companies and its concentration largely within a narrow range of related industries renders the portfolio vulnerable to greater volatility than is likely to be experienced by diversified portfolios. Changes in the prices of one or a few stocks can greatly affect the net asset value of the portfolio, either up or down.

 COMMENTS

The returns for the Nasdaq-100 Index Portfolio for the first half of the year were significantly negative due to the correction in shares of technology related companies and the slowdown of the US economy. The fund returned (22.28)% for the first six months of 2001, compared to (21.82)% for the Nasdaq-100 Index. The fund's correlation with the Nasdaq-100 index was 99.89%. One of the reasons for the high correlation was that over 10% of the fund was invested in Nasdaq-100 shares. Nasdaq-100 shares represent ownership in the Nasdaq-100 Trust, which is a unit investment trust established to provide the investment returns of the Nasdaq-100 Index. The fund also owned shares in each of the 100 stocks in the index. The top five stock holdings are Microsoft, Intel, Qualcomm, Oracle, and Cisco. These top five positions account for nearly 30% of the fund and are market-weighted relative to the Nasdaq-100 Index.

 TOP 10 PORTFOLIO HOLDINGS AS OF JUNE 30, 2001*

                                      % of Net Assets
 1.  Microsoft                              10.2
 2.  Nasdaq-100 shares                       5.9
 3.  Intel Corporation                       5.3
 4.  Qualcom Inc.                            4.0
 5.  Cisco Systems Inc.                      3.6
 6.  Oracle Systems                          3.4
 7.  Dell Computer Corp.                     1.9
 8.  Siebel Systems, Inc.                    1.8
 9.  Comcast Corp.                           1.5
10.  Peoplesoft Corp.                        1.5

 TOP 5 INDUSTRIES AS OF JUNE 30, 2001*

                                     % of Net Assets
 1.  Electronics/Semiconductors            18.9
 2.  Computer Software                     17.7
 3.  Telecommunications                    12.7
 4.  Drugs/Biotechnology                    9.2
 5.  Computer & Related                     6.4

- ---------------

* Composition of Portfolio subject to change.

OHIO NATIONAL FUND, INC.
NASDAQ 100 INDEX PORTFOLIO

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

                                                     MARKET
  SHARES              U.S. COMMON STOCK              VALUE
- -------------------------------------------------------------
             ADVERTISING (0.5%)
       750   *TMP Worldwide Inc. ................  $   45,000
                                                   ----------
             APPLICATION SOFTWARE (6.2%)
     1,530   Adobe Systems Inc. .................      71,910
     1,925   *Broadvision Inc. ..................       9,625
     1,475   *Brocade Communications System......      64,885
     1,450   *Citrix Systems Inc. ...............      50,605
     1,450   *Compuware Corp. ...................      20,285
       550   *Mercury Interactive Corp. .........      32,945
     2,625   *PeopleSoft Inc. ...................     129,228
     3,250   *Siebel Systems Inc. ...............     152,425
                                                   ----------
                                                      531,908
                                                   ----------
             AUTOMOTIVE & RELATED (0.3%)
       550   Paccar Inc. ........................      28,281
                                                   ----------
             BROADCASTING & CABLE TV (3.9%)
     1,055   *Adelphia Communications Corp. CL
              A..................................      43,255
     2,905   *Comcast Corp. CL A.................     126,077
     1,585   *Echostar Communications Corp. .....      51,386
     1,350   *PanAmSat Corp. ....................      52,488
     2,250   *USA Networks Inc. .................      63,000
                                                   ----------
                                                      336,206
                                                   ----------
             BUSINESS SERVICES (3.7%)
     1,300   Cintas Corp. .......................      60,125
     2,375   *CMG Information Services...........       7,125
     1,750   *Concord EFS Inc. ..................      91,017
     1,025   *Fiserv Inc. .......................      65,580
     2,295   Paychex Inc. .......................      91,800
                                                   ----------
                                                      315,647
                                                   ----------
             COMPUTER & RELATED (5.5%)
     3,160   *Apple Computer Inc. ...............      73,470
     6,150   *Dell Computer Corp. ...............     160,823
     3,450   *Palm Inc. .........................      20,942
     2,350   *Parametric Technology Co. .........      32,876
     1,300   *Rational Software Corp. ...........      36,465
     9,195   *Sun Microsystems Inc. .............     144,545
                                                   ----------
                                                      469,121
                                                   ----------
             COMPUTER SOFTWARE (17.7%)
     2,350   *BEA Systems Inc. ..................      72,169
       875   *Electronic Arts Inc. ..............      50,663
     1,675   *Intuit Inc. .......................      66,983
    11,850   *Microsoft Corp. ...................     865,050
    15,310   *Oracle Corp. ......................     290,890
     2,595   *Veritas Software Corp. ............     172,645
                                                   ----------
                                                    1,518,400
                                                   ----------
             DRUGS/BIOTECHNOLOGY (9.2%)
       548   *Abgenix Inc. ......................      24,660
     3,155   *Amgen Inc. ........................     191,445
     1,175   *Biogen Inc. .......................      63,873
     1,725   *Chiron Corp. ......................      87,975
     1,550   *Genzyme Corp. .....................      94,550
       790   *Human Genome Sciences Inc. ........      47,598

                                                     MARKET
  SHARES              U.S. COMMON STOCK              VALUE
- -------------------------------------------------------------
             DRUGS/BIOTECHNOLOGY (CONTINUED)
     1,000   *IDEC Pharmaceuticals Corp. ........  $   67,690
     4,825   *Immunex Corp. .....................      85,644
     1,495   *Medimmune Inc. ....................      70,564
     1,490   *Millennium Pharmaceuticals Inc. ...      53,014
                                                   ----------
                                                      787,013
                                                   ----------
             ELECTRONICS/SEMICONDUCTORS (17.9%)
     3,500   *Altera Corp. ......................     101,500
     2,675   *Applied Materials Inc. ............     131,342
     2,205   *Applied Micro Circuits Corp. ......      37,926
     2,250   *Atmel Corp. .......................      30,352
     1,050   *Broadcom Corp. CL A................      44,898
     1,735   *Conexant Systems Inc. .............      15,528
     2,775   *Gemstar-TV Guide Intl. Inc. .......     118,215
    15,235   Intel Corp. ........................     445,623
     1,450   *KLA-Tencor Corp. ..................      84,782
     2,940   *Maxium Integrated Products Inc. ...     129,977
       700   *Microchip Technology Inc. .........      23,401
       655   Molex Inc. .........................      23,927
       400   *Nvidia.............................      37,100
     1,155   *PMC-Sierra Inc. ...................      35,886
       620   *Qlogic Corp. ......................      39,959
     1,220   *RF Micro Devices Inc. .............      32,903
     2,120   *Sanmina Corp. .....................      49,629
     1,340   *Vitesse Semiconductor Corp. .......      28,194
     2,855   *Xilinx Inc. .......................     117,740
                                                   ----------
                                                    1,528,882
                                                   ----------
             FOOD & RELATED (0.9%)
     3,400   *Starbucks Corp. ...................      78,200
                                                   ----------
             FORESTRY & PAPER (0.3%)
     1,550   *Smurfit-Stone Container Corp. .....      25,110
                                                   ----------
             INTERNET SERVICES (3.2%)
     1,540   *Ariba Inc. ........................       8,470
     1,650   *At Home Corporation-Ser A..........       3,531
     1,310   *eBay Inc. .........................      89,721
     3,650   *Exodus Communications Inc. ........       7,519
     2,740   *I2 Technologies Inc. ..............      54,252
     1,205   *Verisign Inc. .....................      72,312
     1,730   *Yahoo! Inc. .......................      34,583
                                                   ----------
                                                      270,388
                                                   ----------
             INTERNET SOFTWARE (0.4%)
       750   *Inktomi Corp. .....................       7,193
     2,450   *Novell.............................      13,941
       950   *Real Networks Inc. ................      11,163
                                                   ----------
                                                       32,297
                                                   ----------
             MEDICAL & RELATED (0.9%)
     1,550   Biomet Inc. ........................      74,493
                                                   ----------
             NETWORKING PRODUCTS (5.7%)
     1,150   *3Com Corp. ........................       5,463
     2,515   *Ciena Corp. .......................      95,570
    16,650   *Cisco Systems Inc. ................     303,030

                                                                     (continued)

OHIO NATIONAL FUND, INC.
NASDAQ 100 INDEX PORTFOLIO (CONTINUED)

 SCHEDULE OF INVESTMENTS                               JUNE 30, 2001 (UNAUDITED)

                                                     MARKET
  SHARES              U.S. COMMON STOCK              VALUE
- -------------------------------------------------------------
             NETWORKING PRODUCTS (CONTINUED)
     1,000   *Cnet Networks Inc. ................  $   13,000
     1,350   *Juniper Networks Inc. .............      41,985
     2,185   *Network Appliance Inc. ............      29,935
                                                   ----------
                                                      488,983
                                                   ----------
             RETAIL (2.2%)
     1,550   *Amazon.com Inc. ...................      21,933
     2,500   *Bed Bath & Beyond Inc. ............      75,000
     1,510   *Costco Wholesale Corp. ............      62,031
     1,975   *Staples Inc. ......................      31,580
                                                   ----------
                                                      190,544
                                                   ----------
             TELECOMMUNICATIONS (11.0%)
     6,350   *ADC Telecomm Inc. .................      41,910
     1,105   *Comverse Technology Inc. ..........      63,096
     8,685   *JDS Uniphase Corp. ................     108,562
     1,650   *Level 3 Communications Inc. .......       9,058
     2,730   Linear Technology Corp. ............     120,721
     3,050   *McLeod USA Inc. ...................      14,000
     3,810   *Metromedia Fiber Network Inc. .....       7,772
     6,030   *Nextel Communications Inc. ........     105,525
     5,860   *Qualcomm Inc. .....................     342,693
     1,525   *Tellabs Inc. ......................      29,555
       227   Worldcom Inc. - MCI Group...........       3,655
     6,680   *Worldcom Inc. - Worldcom Group.....      94,856
     1,890   *XO Communications Inc. ............       3,629
                                                   ----------
                                                      945,032
                                                   ----------
             TOTAL U.S. COMMON STOCK (89.5%)
              (COST $11,791,501).................  $7,665,505
                                                   ----------

                                                     MARKET
 SHARES             FOREIGN COMMON STOCK             VALUE
- -------------------------------------------------------------
           GERMANY (1.3%)
           TELECOMMUNICATIONS
   5,014   Deutsche Telekom ADR..................  $  112,564
                                                   ----------

                                                     MARKET
 SHARES             FOREIGN COMMON STOCK             VALUE
- -------------------------------------------------------------
           ISRAEL (0.9%)
           COMPUTER & RELATED
   1,470   *Check Point Software Tech. Ltd. .....  $   74,338
                                                   ----------
           SINGAPORE (1.0%)
           ELECTRONICS/SEMICONDUCTORS
   3,300   *Flextronics Intl. Ltd. ..............      86,163
                                                   ----------
           SWEDEN (0.4%)
           TELECOMMUNICATIONS
   6,250   Ericsson (LM) Tel-Sp ADR..............      33,875
                                                   ----------
           TOTAL FOREIGN COMMON STOCK (3.6%)
            (COST $425,952)......................  $  306,940
                                                   ----------
           TOTAL COMMON STOCK (93.1%) (COST
            $12,217,453).........................  $7,972,445
                                                   ----------

                                                     MARKET
 SHARES            UNIT INVESTMENT TRUST             VALUE
- -------------------------------------------------------------
  10,965   NASDAQ 100 Shares.....................  $  500,552
                                                   ----------
           TOTAL UNIT INVESTMENT TRUST (5.8%)
            (COST $498,673)......................  $  500,552
                                                   ----------

  FACE                                               MARKET
 AMOUNT               SHORT-TERM NOTES               VALUE
- -------------------------------------------------------------
           FINANCIAL (1.3%)
$111,987   American Express 3.850% 07/02/01......  $  111,987
                                                   ----------
           TOTAL SHORT-TERM NOTES (1.3%) (COST
            $111,987)............................  $  111,987
                                                   ----------
           TOTAL HOLDINGS (100.2%) (COST
            $12,828,113) (A).....................  $8,584,984
                                                   ----------
           LIABILITIES, NET OF CASH & RECEIVABLES
            (-0.2%)..............................     (18,785)
                                                   ----------
           TOTAL NET ASSETS (100.0%).............  $8,566,199
                                                   ==========

- ---------------

  *  Non-income producing securities.
(a) Represents cost for federal income tax and financial reporting purposes. See note 1.
ADR (American depository receipt) represents ownership of foreign securities.

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC
NASDAQ 100 PORTFOLIO

 STATEMENT OF ASSETS AND LIABILITIES

                                                       June 30, 2001 (Unaudited)

Assets:
  Investments in securities at market value
    (note 1) (Cost $12,828,113).............  $ 8,584,984
  Receivable for fund shares sold...........      111,828
  Dividends & accrued interest receivable...           36
  Other.....................................          496
                                              -----------
    Total assets............................    8,697,344
                                              -----------
Liabilities:
  Cash overdraft............................        2,077
  Payable for securities purchased..........      104,640
  Payable for fund shares redeemed..........       11,928
  Payable for investment management services
    (note 3)................................        2,399
  Other accrued expenses....................       10,101
                                              -----------
    Total liabilities.......................      131,145
                                              -----------
Net assets at market value..................  $ 8,566,199
                                              ===========
Net assets consist of:
  Par value, $1 per share...................  $ 1,809,819
  Paid-in capital in excess of par value....   11,945,242
  Accumulated net realized loss on
    investments.............................     (919,108)
  Net unrealized depreciation on
    investments.............................   (4,243,129)
  Net investment loss.......................      (26,625)
                                              -----------
Net assets at market value..................  $ 8,566,199
                                              ===========
Shares outstanding (note 4).................    1,809,819
Net asset value per share...................  $      4.73
                                              ===========

 STATEMENT OF OPERATIONS

                                  For Six Months Ended June 30, 2001 (Unaudited)

Investment income:
  Interest...................................  $     4,213
  Dividends..................................        1,485
                                               -----------
    Total investment income..................        5,698
                                               -----------
Expenses:
  Management fees (note 3)...................       28,036
  Custodian fees (note 3)....................        2,402
  Directors' fees (note 3)...................          105
  Professional fees..........................        3,861
  Accounting and transfer agent fees.........        3,832
  Printing fees..............................          496
  Filing fees................................          186
  Conversion expense.........................        1,010
  Other......................................            9
                                               -----------
    Total expenses...........................       39,937
                                               -----------
    Less fees waived (note 3)................       (7,614)
                                               -----------
    Net expenses.............................       32,323
                                               -----------
    Net investment loss......................      (26,625)
                                               -----------
Realized & unrealized loss on investments:
  Net realized loss from investments.........     (823,624)
  Net change in unrealized appreciation/
    (depreciation) on investments............   (1,071,023)
                                               -----------
    Net loss on investments..................   (1,894,647)
                                               -----------
    Net decrease in net assets from
      operations.............................  $(1,921,272)
                                               ===========

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.
NASDAQ 100 PORTFOLIO

 STATEMENTS OF CHANGES IN NET ASSETS

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 2001        MAY 1, 2000 TO
                                                                (UNAUDITED)        DECEMBER 31, 2000
                                                              ----------------     -----------------
From operations:
  Net investment loss.......................................    $   (26,625)          $   (35,913)
  Realized loss on investments and forward currency
    transactions............................................       (823,624)              (95,483)
  Unrealized depreciation on investments and futures
    contracts...............................................     (1,071,023)           (3,172,106)
                                                                -----------           -----------
      Net decrease in assets from operations................     (1,921,272)           (3,303,502)
                                                                -----------           -----------
From capital share transactions (note 4):
  Received from shares sold.................................      5,819,430            13,031,924
  Paid for shares redeemed..................................     (1,901,080)           (3,159,301)
                                                                -----------           -----------
      Increase in net assets derived from capital share
       transactions.........................................      3,918,350             9,872,623
                                                                -----------           -----------
         Increase in net assets.............................      1,997,078             6,569,121
Net Assets:
  Beginning of period.......................................      6,569,121                     0
                                                                -----------           -----------
  End of period.............................................    $ 8,566,199           $ 6,569,121
                                                                ===========           ===========

 FINANCIAL HIGHLIGHTS

                                                              SIX MONTHS ENDED
                                                               JUNE 30, 2001        MAY 1, 2000 TO
                                                                (UNAUDITED)        DECEMBER 31, 2000
                                                              ----------------     -----------------
Per share data:
Net asset value, beginning of period........................      $  6.09               $ 10.00
Loss from investment operations:
  Net investment loss.......................................        (0.02)                (0.05)
  Net realized & unrealized loss on investments.............        (1.34)                (3.86)
                                                                  -------               -------
    Total loss from investment operations...................        (1.36)                (3.91)
                                                                  -------               -------
Net asset value, end of period..............................      $  4.73               $  6.09
                                                                  =======               =======
Total return................................................       (22.27)%(b)           (39.10)%(b)
Ratios and supplemental data:
  Ratio of expenses to average net assets...................         0.87%(a)              1.12%(a)
  Ratio of net investment loss to average net assets........        (0.71)%(a)            (0.86)%(a)
Ratios assuming no fees waived by advisor:
  Ratio of expenses to average net assets...................         1.07%(a)              0.74%(a)
Portfolio turnover rate.....................................           41%                   36%
Net assets at end of period (millions)......................      $   8.6               $   6.6

- ---------------

(a) Annualized

(b) Calculated on an aggregate basis (not annualized)

   The accompanying notes are an integral part of these financial statements.

OHIO NATIONAL FUND, INC.                               June 30, 2001 (Unaudited)
NOTES TO FINANCIAL STATEMENTS

(1) BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

   Ohio National Fund, Inc. (Fund) is registered under the Investment Company Act of 1940 as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund is a series investment company which consists of 21 separate investment portfolios that seek the following investment objectives:

   - Equity Portfolio -- long-term growth of capital by investing principally in common stocks or other equity securities. Current income is a secondary objective.

   - Money Market Portfolio -- maximum current income consistent with preservation of capital and liquidity by investing in high quality money market instruments and medium-term notes.

   - Bond Portfolio -- high level of return consistent with preservation of capital by investing primarily in high quality intermediate and long-term debt securities.

   - Omni Portfolio -- high level of long-term total return consistent with preservation of capital by investing in stocks, bonds, and money market instruments.

   - International Portfolio -- long-term capital growth by investing primarily in common stocks of foreign companies.

   - Capital Appreciation Portfolio -- maximum capital growth by investing primarily in common stocks that are (1) considered to be undervalued or temporarily out of favor with investors, or (2) expected to increase in price over the short term.

   - Small Cap Portfolio -- maximum capital growth by investing primarily in common stocks of small- and medium-sized companies.

   - International Small Company Portfolio -- long-term growth of capital by investing primarily in equity securities of foreign companies having a market capitalization at time of purchase of $1.5 billion or less.

   - Aggressive Growth Portfolio -- capital growth.

   - Core Growth Portfolio -- long-term capital appreciation.

   - Growth & Income Portfolio -- long-term total return by investing in equity and debt securities focusing on small- and mid-cap companies that offer potential for capital appreciation, current income, or both.

   - S&P 500 Index Portfolio -- total return that approximates that of the Standard & Poor's 500 Index ("S&P 500") by investing in common stocks and in stock index futures contracts hedged by U.S. Government obligations, investment grade corporate bonds and cash equivalents.

   - Social Awareness Portfolio -- long-term capital growth by investing primarily in common stocks and other equity securities of companies that, in the Advisor's opinion, conduct their business in a way that enhances society's quality of life.

   - Strategic Income Portfolio -- high current income by investing at least 40% of its assets in a core group of U.S. government and corporate fixed income securities and the remainder in other income producing securities.

   - Firstar Growth and Income Portfolio -- reasonable income and long-term capital appreciation by investing in income producing securities including dividend-paying common, preferred stocks and fixed-income securities.

   - Relative Value Portfolio -- maximum total return consistent with reasonable risk by investing primarily in equity securities.

   - Blue Chip Portfolio -- growth of capital and income by concentrating investment decisions in securities of high quality companies.

   - Equity Income Portfolio -- above average income and capital appreciation by investing primarily in high quality income producing equity securities including common stock, preferred stock, REIT's, and securities convertible into common stock.

   - High Income Bond Portfolio -- seek high current income by investing primarily in lower rated corporate debt obligations commonly referred to as "junk bonds". The portfolio's investments are generally rated Baa or lower by Moody's, or BBB or lower by S&P or Fitch.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2001 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   - Capital Growth -- capital appreciation by investing in and actively managing equity securities in emerging growth companies.

   - Nasdaq 100 Index Portfolio -- long-term growth of capital by investing primarily in stocks that are included in the Nasdaq 100 Index. Unlike the other portfolios, the Nasdaq 100 Index portfolio is a non-diversified fund.

   The following is a summary of significant accounting policies:

   Investments in the Money Market Portfolio are valued at amortized cost in accordance with Rule 2a-7, which approximates market value. All net investment income of the Money Market Portfolio is declared and paid daily as a dividend to shareholders immediately before the computation of the net asset value of Money Market Portfolio shares. Dividends are automatically reinvested in additional Money Market Portfolio shares at the net asset value immediately following such computation. Distributions arising from net investment income from the remaining portfolios are declared and paid to shareholders quarterly and are recorded on the ex-dividend date. Distributions arising from accumulated net realized capital gains are recorded on the ex-dividend date and are distributed to shareholders at least once a year.

   For all but the Money Market Portfolio, securities which are traded on U.S. and foreign stock exchanges or in the over-the-counter markets are valued at the last sale price or, if there has been no sale that day, at the last bid reported as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. Over-the-counter securities are valued at the last bid price as of the close of trading on the Exchange. Short-term investments (investments with remaining maturities of 60 days or less) are valued at amortized cost and fixed income securities are valued by using market quotations, or independent pricing services which use prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. All investments and cash quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time of such valuation.

   Foreign currency exchange rates are generally determined prior to 4:00 p.m. Eastern time. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the time of valuation, which in the case of the International, Small Cap, International Small Company, Aggressive Growth, Firstar Growth & Income, Blue Chip, and Capital Growth Portfolios would not be reflected in the computation of the portfolios' net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

   In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency exchange contracts (forward contracts). A forward contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

   Each portfolio other than the Money Market Portfolio and S&P 500 Index Portfolio may (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts. Options are recorded at market value, and the related realized and unrealized gains and losses are included in the statement of operations. The portfolios making use of options bear the market risk of an unfavorable change in the price of any security underlying the options.

   The Fund may invest in two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2001 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange.

   Futures contracts may be based on broad-based stock indexes such as the Standard & Poor's 500 Index or on narrow-based stock indexes. A particular index will be selected according to Ohio National Investments, Inc.'s ("ONI's"), the investment advisor to the Fund, investment strategy for the particular portfolio. The Fund may enter into such contracts to reduce the risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations.

   The S&P 500 Index Portfolio currently holds investments in S&P 500 Index Futures Contracts. The contracts in the S&P 500 Index Portfolio are fully hedged with commercial paper, cash on deposit with broker and receivable for securities sold. The futures contracts in the S&P 500 Index Portfolio at June 30, 2001 are as follows:

                                             EXPIRATION   UNDERLYING FACE   UNREALIZED    CASH DEPOSITED AS
   PORTFOLIO            PURCHASED               DATE      AMOUNT AT VALUE    GAIN/LOSS    MARGIN REQUIREMENT
   ---------            ---------            ----------   ---------------   -----------   ------------------
    S&P 500    303 S&P 500 Index Contracts   Sept 2001      $96,361,749     $(3,060,475)     $ 5,226,750

   The call option positions in the Growth & Income Portfolio as of June 30, 2001 are as follows:

                                                                                 NUMBER
                                                                 AMOUNT OF    OF CONTRACTS
                                                                 PREMIUMS       OPTIONED
                                                                 ---------    ------------
   Call options outstanding 6/30/01............................  $ 63,773            150
   Call options closed or expired..............................  $(63,773)          (150)
                                                                 --------       --------
   Call options outstanding 6/30/01............................  $      0              0
                                                                 ========       ========

   Securities transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date (except in the case of foreign securities in the International, Small Cap, International Small Company, Aggressive Growth, Firstar Growth & Income, Blue Chip, and Capital Growth Portfolios, in which dividends are recorded as soon after the ex-dividend date as the fund becomes aware of such dividends), and interest income is accrued daily as earned. Net realized gain or loss on investments and foreign exchange transactions are determined using the first-in, first-out method except in the case of the Aggressive Growth and Growth & Income Portfolios in which the identified cost basis is used.

   The books and records of all the portfolios are maintained in U.S. dollars. Foreign currency amounts in the International, Small Cap, International Small Company, Aggressive Growth, Growth & Income, Firstar Growth & Income, Blue Chip and Capital Growth Portfolios are translated into U.S. dollars on the following basis:

   (1) market value of investments, other assets and liabilities--at exchange rates prevailing at the end of the period.

   (2) purchases and sales of investments, income and expenses--at the rates of exchange prevailing on the respective dates of such transaction.

   Although the net assets and the market value of the portfolios are presented at the foreign exchange rates at the end of the period, the portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of changes in the market price of the investments. However, for tax purposes, the portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon sale or maturity of foreign-currency denominated debt obligations pursuant to Federal income tax regulations.

   Foreign investment and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and the U.S. Government. These risks, including re-evaluation of currency and future adverse political and economic developments, could cause investments and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and the U.S. Government.

   Each portfolio may acquire repurchase agreements from member banks of the Federal Reserve System which ONI deems creditworthy under guidelines approved by the Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the portfolio plus

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2001 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain as collateral for the repurchase transaction securities in which the portfolio has a perfected security interest with a value not less than 100% of the repurchase price (including accrued interest). At June 30, 2001 certain portfolios invested in repurchase agreements in which the aggregate amounted to $53,037,963. These securities are collateralized by various GNMA certificates with a market value of $53,061,091. Securities subject to repurchase agreements are held by the Fund's custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the portfolio under the 1940 Act.

   Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily due to net operating and wash sale losses. The character of distributions made during the period from net investment income or net realized gains, if any may differ from their ultimate characterization for federal income tax purposes. On the statement of assets and liabilities, as a result of permanent book-to-tax differences, the following reclassifications were made in the International, Small Cap, International Small Company, Aggressive Growth, Core Growth, Growth & Income, Social Awareness, Capital Growth and Nasdaq 100 Index Portfolios: accumulated net investment loss has been decreased by $360,243, $583,421, $403,949, $24,406, $160,158, $55,029, $8,266, $76,077 and $6,154 respectively. This classification has no effect on net assets or net asset value per share.

   For Federal income tax purposes, the Bond, Aggressive Growth, Social Awareness, Strategic Income, Firstar Growth & Income, Relative Value, Equity Income and High Income Bond Portfolios had capital loss carryovers of $305,798, $1,752,158, $2,433,931, $375,826, $50,917, $169,231, $76,310 and
   $196,803 respectively, at December 31, 2000. If not offset by capital gains, $41,235 will expire in 2003 and $2,893 in 2005 in the Bond Portfolio, $230,373, $622,020, $97,030 and $5,714 will expire in 2006 in the Bond,
   Social Awareness, Strategic Income and Equity Income Portfolios, respectively and $31,297, $1,752,158, $1,811,911, $278,796, $50,917, $169,231, $70,596 and
   $196,803 will expire in 2007 in the Bond, Aggressive Growth, Social Awareness, Strategic Income, Firstar Growth & Income, Relative Value, Equity Income and High Income Bond Portfolios, respectively. The Board of Directors does not intend to authorize a distribution of any net realized gain for a portfolio until the capital loss carryover has been offset or expires.

   It is the policy of the Fund to distribute to its shareholders substantially all of its taxable income, thus gaining relief from Federal income taxes under provisions of current tax regulations applicable to investment companies of this type. Accordingly, no provision for Federal income taxes has been made.

   Expenses directly attributable to a portfolio are charged to that portfolio. Expenses not directly attributed to a portfolio are allocated on the basis of relative net assets.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   The gross unrealized appreciation and depreciation on investments in each portfolio as of June 30, 2001 were as follows:

                                                                EQUITY          BOND            OMNI         INTERNATIONAL
                                                             ------------   -------------   ------------   -----------------
   Gross unrealized:
     Appreciation..........................................  $ 69,830,547    $   639,307    $  9,971,438      $ 3,164,441
     Depreciation..........................................   (55,019,818)    (1,277,916)    (13,147,965)      (7,966,772)
   Net Unrealized:
     Appreciation (depreciation)...........................    14,810,729       (638,609)     (3,176,527)      (4,802,331)

                                                               CAPITAL
                                                             APPRECIATION
                                                             ------------
   Gross unrealized:
     Appreciation..........................................  $ 10,603,492
     Depreciation..........................................    (2,789,605)
   Net Unrealized:
     Appreciation (depreciation)...........................     7,813,887

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2001 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                            INTERNATIONAL
                                                                SMALL           SMALL        AGGRESSIVE          CORE
                                                                 CAP           COMPANY         GROWTH           GROWTH
                                                             ------------   -------------   ------------   -----------------
   Gross unrealized:
     Appreciation..........................................  $ 20,669,753    $ 1,781,092    $  1,043,010      $ 3,004,058
     Depreciation..........................................   (13,703,756)    (2,008,553)     (3,260,553)      (2,045,663)
   Net Unrealized:
     Appreciation (depreciation)...........................     6,965,997       (227,441)     (2,217,543)         958,395


                                                               GROWTH &
                                                                INCOME
                                                             ------------
   Gross unrealized:
     Appreciation..........................................  $ 14,745,378
     Depreciation..........................................    (8,342,995)
   Net Unrealized:
     Appreciation (depreciation)...........................     6,402,383

                                                               S&P 500         SOCIAL        STRATEGIC      FIRSTAR GROWTH
                                                                INDEX         AWARENESS        INCOME          & INCOME
                                                             ------------   -------------   ------------   -----------------
   Gross unrealized:
     Appreciation..........................................  $ 13,874,444    $   272,255    $    157,378      $   370,248
     Depreciation..........................................   (25,065,545)      (366,747)        (84,384)        (480,516)
   Net Unrealized:
     Appreciation (depreciation)...........................   (11,191,101)       (94,492)         72,994         (110,268)

                                                               RELATIVE
                                                                VALUE
                                                             ------------
   Gross unrealized:
     Appreciation..........................................  $  2,455,166
     Depreciation..........................................      (642,771)
   Net Unrealized:
     Appreciation (depreciation)...........................     1,812,395

                                                                               EQUITY       HIGH INCOME         CAPITAL
                                                              BLUE CHIP        INCOME           BOND            GROWTH
                                                             ------------   -------------   ------------   -----------------
   Gross unrealized:
     Appreciation..........................................  $  1,441,050    $   558,852    $    545,738      $ 8,528,304
     Depreciation..........................................      (850,365)      (591,758)     (3,071,045)      (5,411,668)
   Net Unrealized:
     Appreciation (depreciation)...........................       590,685        (32,906)     (2,525,307)       3,116,636

                                                              NASDAQ 100
                                                                INDEX
                                                             ------------
   Gross unrealized:
     Appreciation..........................................  $    473,865
     Depreciation..........................................    (4,716,994)
   Net Unrealized:
     Appreciation (depreciation)...........................    (4,243,129)

(2) INVESTMENT TRANSACTIONS

   Purchases and sales of investment securities (excluding short-term securities) for the year ended June 30, 2001 were as follows:

                                                                                                                         CAPITAL
                                                               EQUITY         BOND          OMNI       INTERNATIONAL   APPRECIATION
                                                             -----------   -----------   -----------   -------------   ------------
   Stocks & Bonds:
     Purchases.............................................  $46,387,732   $14,332,609   $49,693,826   $119,358,000    $65,588,924
     Sales.................................................   26,665,360     2,860,599    63,108,318    127,064,000     55,463,816
   U.S. Government Obligations
     Purchases.............................................           --     1,475,391     1,958,750             --             --
     Sales.................................................           --            --     2,005,000             --             --

                                                                           INTERNATIONAL
                                                                SMALL          SMALL       AGGRESSIVE          CORE
                                                                 CAP          COMPANY        GROWTH           GROWTH
                                                             -----------   -------------   -----------   -----------------
   Stocks & Bonds:
     Purchases.............................................  $73,945,987    $28,991,000    $12,292,766      $25,423,263
     Sales.................................................   76,663,549     30,936,000      9,560,919       25,098,661
   U.S. Government Obligations
     Purchases.............................................           --             --             --               --
     Sales.................................................           --             --             --               --


                                                               GROWTH &
                                                                INCOME
                                                             ------------
   Stocks & Bonds:
     Purchases.............................................  $251,124,790
     Sales.................................................   245,315,969
   U.S. Government Obligations
     Purchases.............................................            --
     Sales.................................................            --

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2001 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                              S&P 500        SOCIAL        STRATEGIC     FIRSTAR GROWTH
                                                               INDEX        AWARENESS       INCOME          & INCOME
                                                             ----------   -------------   -----------   -----------------
   Stocks & Bonds:
     Purchases.............................................  $9,756,352    $ 1,404,016    $   345,315      $ 1,542,024
     Sales.................................................   5,950,260      1,445,383        230,815          944,855
   U.S. Government Obligations
     Purchases.............................................          --             --             --               --
     Sales.................................................          --             --          2,616               --

                                                               RELATIVE
                                                                VALUE
                                                             ------------
   Stocks & Bonds:
     Purchases.............................................  $    410,195
     Sales.................................................     1,104,347
   U.S. Government Obligations
     Purchases.............................................            --
     Sales.................................................            --

                                                                           HIGH INCOME      EQUITY           CAPITAL
                                                             BLUE CHIP        BOND          INCOME           GROWTH
                                                             ----------   -------------   -----------   -----------------
   Stocks & Bonds:
     Purchases.............................................  $2,975,838    $ 4,482,291    $ 6,594,410      $21,336,529
     Sales.................................................     856,499      3,291,772      4,942,830       18,120,904
   U.S. Government Obligations:
     Purchases.............................................          --             --             --               --
     Sales.................................................          --             --             --               --

                                                              NASDAQ 100
                                                                INDEX
                                                             ------------
   Stocks & Bonds:
     Purchases.............................................  $  6,924,814
     Sales.................................................     3,047,345
   U.S. Government Obligations:
     Purchases.............................................            --
     Sales.................................................            --

(3)INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENTS AND TRANSACTIONS WITH AFFILIATED PERSONS

   The Fund has an investment advisory agreement with Ohio National Investments, Inc. ("ONI") a wholly owned subsidiary of Ohio National Life Insurance Company (ONLIC), under the terms of which ONI provides portfolio management and investment advice to the Fund and administers its other affairs, subject to the supervision of the Fund's Board of Directors. As compensation for its services, ONI receives from the Fund annual fees on the basis of each portfolio's average daily net assets based on the following schedule: (a) for each of the Bond, Omni and Social Awareness Portfolios, 0.60% of the first $100 million of each Portfolio's net assets, 0.50% of the next $150 million of net assets, 0.45% of the next $250 million of net assets, 0.40% of the next $500 million of net assets, 0.30% of the next $1 billion of net assets, and 0.25% of net assets over $2 billion; (b) for the Money Market Portfolio, 0.30% of the first $100 million of net assets, 0.25% of the next $150 million of net assets, 0.23% of the net $250 million of net assets, 0.20% of the next $500 million of net assets, and 0.15% of net assets over $1 billion; (c) for the International, Firstar Growth & Income, Relative Value, Capital Growth, and Blue Chip Portfolios, 0.90% of each Portfolio's net assets; (d) for the Capital Appreciation, Small Cap, Aggressive Growth and Strategic Income Portfolios, 0.80% of each Portfolio's net assets, (e) for the Core Growth Portfolio, 0.95% of the first $150 million of net assets, and 0.80% of net assets over $150 million; (f) for the Growth & Income Portfolio, 0.85% of the first $200 million of net assets and 0.80% of net assets over $200 million,
   (g) for the S&P 500 Index Portfolio, 0.40% of the first $100 million of net assets, 0.35% of the next $150 million of net assets, and 0.33% of net assets over $250 million; (h) for the International Small Company Portfolio, 1.00% of that Portfolio's net assets; (i) for the High Income Bond and Equity Income, 0.75% of each Portfolio's net assets; and (j) for the Equity Portfolio, 0.80% of the first $500 million of the Portfolio's net assets, and 0.75% of net assets over $500 million. However, as to the Money Market Portfolio, the Advisor is presently waiving any of its fee in excess of 0.25%. In addition, after January 1, 1999, the advisor began waiving any fees in excess of 0.85% in the International Portfolio.

   Under the Investment Advisory Agreement, the Fund authorizes ONI to retain sub-advisors for the International, Capital Appreciation, Small Cap, International Small Company, Aggressive Growth, Core Growth, Growth & Income, Capital Growth, Strategic Income, Firstar Growth & Income, Relative Value, High Income Bond, Equity Income, Blue Chip, and Equity Portfolios subject to the approval of the Fund's Board of Directors. ONI has entered into Sub-Advisory Agreements with T. Rowe Price Associates, Inc. ("TRPA"), Founders Asset Management, Inc. ("FAM"), Strong Capital Management, Inc. ("SCM"), Pilgrim Baxter & Associates, Ltd. ("PBA"), Robertson Stephens Investment Management, L.P. ("RSIM"), Firstar Bank, N.A. ("Firstar"), Firstar Investment Research and Management Co., L.L.C. ("Firmco"), Federated Investment Counseling ("FIC"), and Legg Mason Fund Advisers, Inc. ("LM") respectively, to manage the investment and reinvestment of those Portfolios' assets, subject to the supervision of ONI. As compensation for their services, (a) TRPA receives from ONI a fee at an annual rate of 0.50% of average daily net assets of the Capital Appreciation Portfolio, (b) FAM receives from ONI a fee at an annual rate of 0.625% of the first $75 million, 0.55% of the next $75 million, 0.50% between $150 and $300 million, and 0.40% of the average daily net asset value in

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2001 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

   excess of $300 million of the Small Cap Portfolio; (c) SCM receives from ONI a fee at an annual rate of 0.55% of the first $50 million, and 0.45% of average daily net asset value in excess of $50 million of the Aggressive Growth Portfolio; (d) PBA receives from ONI a fee at an annual rate of 0.65% of the first $50 million, 0.60% of the next $100 million, and 0.50% of average daily net assets in excess of $150 million of the Core Growth
   Portfolio: (e) RSIM receives from ONI a fee at an annual rate of (i) 0.60% of the first $100 million, 0.55% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million of the Growth & Income Portfolio, and (ii) 0.64% of the first $100 million, 0.60% of the next $100 million, and 0.55% of the average daily net assets in excess of $200 million of the Small Cap Growth Portfolio; (f) Firstar receives from ONI fees at an annual rate of
   (i) 0.55% of the first $50 million and 0.50% of average daily net assets in excess of $50 million of the Strategic Income Portfolio, (ii) 0.65% of the first $50 million and 0.60% of average daily net assets in excess of $50 million of the Relative Value Portfolio; (g) Firmco receives from ONI fees at an annual rate of 0.65% of the first $50 million and 0.60% of average daily assets in excess of $50 million of the First Growth & Income Portfolio; (h) FIC receives from ONI fees at an annual rate of (i) 0.50% of the first $35 million, 0.35% of the next $65 million, and 0.25% of the average daily net assets in excess of $100 million of each of the Equity Income and Blue Chip Portfolios, (ii) 0.50% of the first $30 million, 0.40% of the next $20 million, 0.30% of the next $25 million, and 0.25% of the average daily net assets in excess of $75 million of the High Income Bond Portfolio, (iii) 0.40% of the first $200 million and 0.35% of average daily net assets in excess of $200 million of the International Portfolio, and (iv) 0.75% of the first $100 million and 0.65% of average daily net assets in excess of $100 million of the International Small Company Portfolio; and (i) LM receives from ONI fees at the annual rate of 0.45% of the first $500 million and 0.40% of the average daily net assets in excess of $500 million of the Equity Portfolio.

   Effective January 1, 1999 FIC replaced SGAM as the sub-advisor for the International and Global Contrarian Portfolios. As compensation for their services FIC will receive from ONI fees at an annual rate of (i) 0.40% of the first $200 million and 0.35% of average net assets in excess of $200 million of the International Portfolio and (ii) 0.75% of the first $100 million and 0.65% of the average daily net assets in excess of $100 million of the Global Contrarian Portfolio.

   Effective August 1, 1999 LM replaced ONI (adviser) as the sub-adviser for the Equity Portfolio. As compensation for their services LM will receive from ONI fees at an annual rate of (i) 0.45% of the first $500 million and 0.40% of the average net assets in excess of $200 million of the Equity Portfolio.

   Each director who is not an officer of the Fund or an employee of ONI or its corporate affiliates is paid a quarterly retainer fee of $2,000 plus $400 for each meeting attended.

   The Fund's transfer agent and dividend-paying agent through December 31, 2000 was American Data Services, Inc., The Hauppauge Corporate Center, 150 Motor Parkway, Suite 109, Hauppauge, New York. Effective January 1, 2001, Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin, took over as transfer agent for the Funds. The Fund's custodian for those portfolios other than the International and International Small Company Portfolios is Firstar Bank, N.A., 425 Walnut Street, Cincinnati. Ohio. The custodian for the International and International Small Company Portfolios is State Street Bank-Kansas City, 801 Pennsylvania, Kansas City, Missouri. For assets held outside the United States, Firstar Bank and State Street Bank-Kansas City enter into subcustodial agreements, subject to approval by the Board of Directors.

(4) CAPITAL SHARE TRANSACTIONS

   Capital share transactions for the six months ended June 30, 2001 and the year ended December 31, 2000 were as follows:

                                                       EQUITY                   MONEY MARKET                   BOND
                                               -----------------------    ------------------------    -----------------------
                                               SIX MONTHS      YEAR       SIX MONTHS       YEAR       SIX MONTHS      YEAR
                                                 ENDED         ENDED        ENDED         ENDED         ENDED         ENDED
                                                06/30/01     12/31/00      6/30/01       12/31/00      6/30/01      12/31/00
                                               ----------    ---------    ----------    ----------    ----------    ---------
      Capital shares issued on sales.........  1,384,375     2,605,688    27,024,464    50,190,660    1,414,883       603,355
      Capital shares issued on reinvested
        dividends............................     19,940       847,435    27,232,899       411,338       63,926       175,889
      Capital shares redeemed................    697,407     1,245,055    24,686,884    49,724,728      297,492       560,345

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2001 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                         OMNI                   INTERNATIONAL          CAPITAL APPRECIATION
                                                -----------------------    -----------------------    -----------------------
                                                SIX MONTHS      YEAR       SIX MONTHS      YEAR       SIX MONTHS      YEAR
                                                  ENDED         ENDED        ENDED         ENDED        ENDED         ENDED
                                                 6/30/01      12/31/00      6/30/01      12/31/00      6/30/01      12/31/00
                                                ----------    ---------    ----------    ---------    ----------    ---------
      Capital shares issued on sales..........    194,778       239,404    6,123,278     4,267,426    1,169,588       519,625
      Capital shares issued on reinvested
        dividends.............................     30,078     1,688,643           --     3,111,276        9,255       620,429
      Capital shares redeemed.................    988,300     1,754,310    6,620,971     4,902,619      238,765     1,210,564

                                                       SMALL CAP             INT'L SMALL COMPANY         AGGRESSIVE GROWTH
                                                -----------------------    -----------------------    -----------------------
                                                SIX MONTHS      YEAR       SIX MONTHS      YEAR       SIX MONTHS      YEAR
                                                  ENDED         ENDED        ENDED         ENDED        ENDED         ENDED
                                                 6/30/01      12/31/00      6/30/01      12/31/00      6/30/01      12/31/00
                                                ----------    ---------    ----------    ---------    ----------    ---------
      Capital shares issued on sales..........    432,906       904,408    1,800,215     2,347,975      374,997     1,049,634
      Capital shares issued on reinvested
        dividends.............................         --     1,504,593           --       138,272        5,515            --
      Capital shares redeemed.................    651,086       581,342    1,930,513     2,069,442      292,186       224,037

                                                      CORE GROWTH              GROWTH & INCOME             S&P 500 INDEX
                                                -----------------------    -----------------------    -----------------------
                                                SIX MONTHS      YEAR       SIX MONTHS      YEAR       SIX MONTHS      YEAR
                                                  ENDED         ENDED        ENDED         ENDED        ENDED         ENDED
                                                 6/30/01      12/31/00      6/30/01      12/31/00      6/30/01      12/31/00
                                                ----------    ---------    ----------    ---------    ----------    ---------
      Capital shares issued on sales..........    448,727     1,068,107      530,063     1,329,604    1,303,978     2,408,428
      Capital shares issued on reinvested
        dividends.............................         --       474,790       27,924     1,033,467      113,645       558,686
      Capital shares redeemed.................    827,722       336,015      400,682       513,050      996,549     1,465,550

                                                   SOCIAL AWARENESS           STRATEGIC INCOME        FIRSTAR GROWTH & INCOME
                                                -----------------------    -----------------------    -----------------------
                                                SIX MONTHS      YEAR       SIX MONTHS      YEAR       SIX MONTHS      YEAR
                                                  ENDED         ENDED        ENDED         ENDED        ENDED         ENDED
                                                 6/30/01      12/31/00      6/30/01      12/31/00      6/30/01      12/31/00
                                                ----------    ---------    ----------    ---------    ----------    ---------
      Capital shares issued on sales..........     25,967        82,738       40,079        21,953       94,576       111,869
      Capital shares issued on reinvested
        dividends.............................         --            --        6,259        26,733           --            79
      Capital shares redeemed.................     36,199        99,300       22,032        37,566       36,276        14,215

                                                    RELATIVE VALUE                BLUE CHIP                EQUITY INCOME
                                                -----------------------    -----------------------    -----------------------
                                                SIX MONTHS      YEAR       SIX MONTHS      YEAR       SIX MONTHS      YEAR
                                                  ENDED         ENDED        ENDED         ENDED        ENDED         ENDED
                                                 6/30/01      12/31/00      6/30/01      12/31/00      6/30/01      12/31/00
                                                ----------    ---------    ----------    ---------    ----------    ---------
      Capital shares issued on sales..........     32,527       113,936      262,166       329,216      303,337       540,329
      Capital shares issued on reinvested
        dividends.............................      1,612         7,016        1,259         5,825        3,084         7,682
      Capital shares redeemed.................     79,229       132,466       80,835        38,498      127,654        53,491

                                                      HIGH INCOME              CAPITAL GROWTH            NASDAQ 100 INDEX
                                                -----------------------    -----------------------    -----------------------
                                                SIX MONTHS      YEAR       SIX MONTHS      YEAR       SIX MONTHS      YEAR
                                                  ENDED         ENDED        ENDED         ENDED        ENDED         ENDED
                                                 6/30/01      12/31/00      6/30/01      12/31/00      6/30/01      12/31/00
                                                ----------    ---------    ----------    ---------    ----------    ---------
      Capital shares issued on sales..........    670,267       457,486      970,661     1,693,102    1,120,411     1,412,257
      Capital shares issued on reinvested
        dividends.............................    108,368       107,197           --           680           --            --
      Capital shares redeemed.................    580,652       110,946      753,067       509,969      389,374       333,476

   The Fund is authorized to issue 250,000,000 of its capital shares. 20,000,000 shares each have been allocated to the Equity, Omni, and International Portfolios, and 10,000,000 are allocated to each of the other portfolios. The remaining 20,000,000 are unallocated at this time.

                                                                     (continued)

OHIO NATIONAL FUND, INC.                               June 30, 2001 (Unaudited)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(5) COMMITMENTS

   As of June 30, 2001 the International, International Small Company, and Aggressive Growth Portfolios had entered into forward currency contracts, as set forth below, summarized by currency:

                            INTERNATIONAL PORTFOLIO

                  CURRENCY TO BE DELIVERED                  CURRENCY TO BE RECEIVED                       UNREALIZED
       SETTLE    --------------------------  U.S. $ VAL.   --------------------------  U.S. $ VAL.   --------------------
       DATES       AMOUNT         TYPE       AT 6/30/01      AMOUNT         TYPE       AT 6/30/01      GAIN       LOSS
       ------    ----------  --------------  -----------   ----------  --------------  -----------   --------   ---------
      10/05/01    3,650,000  New Zld Dollar  $1,476,425     1,750,175  U.S. Dollar     $1,750,175    $273,750
      10/05/01    1,942,425  U.S. Dollar      1,942,165     3,650,000  New Zld Dollar   1,476,425               $(465,740)
                                             ----------                                ----------    --------   ---------
                                             $3,418,590                                $3,226,600    $273,750   $(465,740)
                                             ==========                                ==========    ========   =========

                          INTERNATIONAL SMALL COMPANY

                   CURRENCY TO BE DELIVERED                   CURRENCY TO BE RECEIVED                       UNREALIZED
       SETTLE    ----------------------------  U.S. $ VAL.   --------------------------  U.S. $ VAL.   ---------------------
       DATES       AMOUNT           TYPE       AT 6/30/01      AMOUNT         TYPE       AT 6/30/01      GAIN        LOSS
       ------    -----------   --------------  -----------   ----------  --------------  -----------   ---------   ---------
       7/3/01    136,620,000   Japanese        $1,095,940     1,111,689  U.S. Dollar     $1,111,689    $  15,748
       7/3/01     51,800,432   Japanese           415,533       429,879  U.S. Dollar        429,879       14,345
       7/3/01     34,527,471   Japanese           276,973       287,704  U.S. Dollar        287,704       10,731
       7/3/01     77,245,021   Japanese           619,645       651,708  U.S. Dollar        651,708       32,062
                                               ----------                                ----------    ---------   ---------
                                               $2,408,091                                $2,480,980    $  72,889   $       0
                                               ==========                                ==========    =========   =========

                               AGGRESSIVE GROWTH

                  CURRENCY TO BE DELIVERED                  CURRENCY TO BE RECEIVED                       UNREALIZED
      SETTLE     --------------------------  U.S. $ VAL.   --------------------------  U.S. $ VAL.   ---------------------
      DATES        AMOUNT         TYPE       AT 6/30/01      AMOUNT         TYPE       AT 6/30/01      GAIN        LOSS
      ------     ----------  --------------  -----------   ----------  --------------  -----------   ---------   ---------
      10/26/01   39,100,000  Japanese        $  324,118       317,600  U.S. Dollar     $  317,600    $   6,518
      11/09/01      375,000  Eurobond           338,043       316,756  U.S. Dollar        316,756       21,288
      10/26/01       15,000  Great Britain       21,442        20,999  U.S. Dollar         20,999          443
      11/02/01       30,000  Great Britain       42,832        41,985  U.S. Dollar         41,985          847
                                             ----------                                ----------    ---------   ---------
                                             $  726,436                                $  697,340    $  20,096   $       0
                                             ==========                                ==========    =========   =========

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                                       138

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                                       139

                       THIS PAGE INTENTIONALLY LEFT BLANK

Ohio National Fund, Inc.
Post Office Box 371
Cincinnati, Ohio 45201



Form 1325 Rev. 8/01

FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (FAIP)
PRO FORMA STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2001
(UNAUDITED)

                                                                 Ohio National Fund               Met Investors Series Trust
                                                            ----------------------------- ------------------------------------------
                                                                                                       Firstar Growth    Firstar
                                                            Firstar Growth                  Firstar      & Income         Equity
                                                               & Income    Relative Value   Balanced       Equity         Income
                                                              Portfolio(4)  Portfolio(4)  Portfolio(4)  Portfolio(4)   Portfolio(4)
                                                            ------------------------------------------------------------------------
ASSETS:
       Investments in securities, at value (cost $4,792,024,
       $8,596,904, $8,013,713, $13,111,339, $4,996,737, and
       $41,030,851, respectively)                             $ 4,681,755   $ 10,409,300   $ 7,986,808   $ 12,225,351   $ 5,727,637
       Cash in bank on demand deposit (bank overdraft)             (1,081)        (3,037)      576,464         78,698       (26,106)
       Receivable for investment securities sold                    6,671             --           376             --            --
       Dividends and interest receivable                            2,407         14,140        36,465          7,234         6,020
       Receivable for fund shares sold                              8,579             --            --             --            --
       Other assets                                                   426          1,124            --             --            --
                                                            ------------------------------------------------------------------------
         Total assets                                           4,698,757     10,421,527     8,600,113     12,311,283     5,707,551
                                                            ------------------------------------------------------------------------
LIABILITIES:
       Payable for fund shares redeemed                       $        --   $         --   $       888   $      1,792   $     1,481
       Payable for investment securities purchased                     --             --       209,290             --            --
       Payable for investment advisory fees                         8,721          7,766         2,490         26,051         2,249
       Accrued expenses and other liabilities                      11,366         16,488        26,071          5,233        25,143
                                                            ------------------------------------------------------------------------
         Total liabilities                                         20,087         24,254       238,739         33,076        28,873
                                                            ------------------------------------------------------------------------
NET ASSETS                                                    $ 4,678,670   $ 10,397,273   $ 8,361,374   $ 12,278,207   $ 5,678,678
                                                            ========================================================================

COMPOSITION OF NET ASSETS:
       Portfolio capital                                      $ 4,883,579   $  8,650,814   $ 8,331,725   $ 13,377,315   $ 5,008,378
       Accumulated net realized loss on investments               (95,324)       (89,192)       (5,707)      (230,424)      (89,698)
       Net unrealized appreciation (depreciation) of
       investments                                               (110,268)     1,812,395       (26,905)      (885,988)      730,900
       Undistributed net investment income                            683         23,256        62,261         17,304        29,098
                                                            ------------------------------------------------------------------------
NET ASSETS                                                    $ 4,678,670   $ 10,397,273   $ 8,361,374   $ 12,278,207   $ 5,678,678
                                                            ========================================================================

NET ASSETS:
       Ohio National Fund Portfolios                          $ 4,678,670   $ 10,397,273
       Met Investors Series Trust Portfolios                                               $ 8,361,374   $ 12,278,207   $ 5,678,678
       FAIP Class IA
       FAIP Class IB
                                                            ------------------------------------------------------------------------
            Total net assets                                  $ 4,678,670   $ 10,397,273   $ 8,361,374   $ 12,278,207   $ 5,678,678
                                                            ========================================================================

CAPITAL SHARES OUTSTANDING:
       Ohio National Fund Portfolios                              467,483        686,807            --             --            --
       Met Investors Series Trust Portfolios                           --             --       741,191      1,144,400       451,523
       FAIP Class IA                                                   --             --            --             --            --
       FAIP Class IB                                                   --             --            --             --            --
                                                            ------------------------------------------------------------------------
            Total shares outstanding                              467,483        686,807       741,191      1,144,400       451,523
                                                            ========================================================================

NET ASSET VALUE AND OFFERING PRICE PER SHARE:
       Ohio National Fund Portfolios                          $     10.01   $      15.14
       Met Investors Series Trust Portfolios                                               $     11.28   $      10.73   $     12.58
       FAIP Class IA
       FAIP Class IB

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                                FAIP Equity
                                                                             Income Portfolio
                                                                                 Pro Forma
                                                              Adjustments       Combined(1)
                                                            ---------------------------------
ASSETS:
       Investments in securities, at value (cost $4,792,024,
       $8,596,904, $8,013,713, $13,111,339, $4,996,737, and
       $41,030,851, respectively)                             $         --      $ 41,030,851
       Cash in bank on demand deposit (bank overdraft)                  --           624,938
       Receivable for investment securities sold                        --             7,047
       Dividends and interest receivable                                --            66,266
       Receivable for fund shares sold                                  --             8,579
       Other assets                                                     --             1,550
                                                            --------------------------------
         Total assets                                                   --        41,739,231
                                                            --------------------------------
LIABILITIES:
       Payable for fund shares redeemed                       $         --      $      4,161
       Payable for investment securities purchased                      --           209,290
       Payable for investment advisory fees                             --            47,277
       Accrued expenses and other liabilities                           --            84,301
                                                            --------------------------------
         Total liabilities                                              --           345,029
                                                            --------------------------------
NET ASSETS                                                    $         --      $ 41,394,202
                                                            ================================

COMPOSITION OF NET ASSETS:
       Portfolio capital                                      $  2,497,007 (2)  $ 42,748,818
       Accumulated net realized loss on investments               (844,271)(2)    (1,354,616)
       Net unrealized appreciation (depreciation) of
       investments                                              (1,520,134)(2)            --
       Undistributed net investment income                              --           132,602
                                                            --------------------------------
NET ASSETS                                                    $    132,602      $ 41,526,804
                                                            ================================

NET ASSETS:
       Ohio National Fund Portfolios                          $(15,075,943)(3)  $         --
       Met Investors Series Trust Portfolios                   (26,318,259)(3)            --
       FAIP Class IA                                            26,318,259 (3)    26,318,259
       FAIP Class IB                                            15,075,943 (3)    15,075,943
                                                            --------------------------------
            Total net assets                                  $         --      $ 41,394,202
                                                            ================================

CAPITAL SHARES OUTSTANDING:
       Ohio National Fund Portfolios                            (1,154,290)(3)            --
       Met Investors Series Trust Portfolios                    (2,337,114)(3)            --
       FAIP Class IA                                             2,092,189 (3)     2,092,189
       FAIP Class IB                                             1,198,406 (3)     1,198,406
                                                            --------------------------------
            Total shares outstanding                              (200,809)        3,290,595
                                                            ================================

NET ASSET VALUE AND OFFERING PRICE PER SHARE:
       Ohio National Fund Portfolios
       Met Investors Series Trust Portfolios
       FAIP Class IA                                                            $      12.58
       FAIP Class IB                                                            $      12.58

        (1) The Met Investors Series Trust - Firstar Equity Income Portfolio will be the accounting survivor.
        (2) Adjustment reflects realization of unrealized gain (loss) attributed to taxable reorganization as if such reorganization occurred at June 30, 2001.
        (3) Reflects new shares issued, net of retired shares of the respective Funds.
        (4) Amounts are derived from each portfolio's semi-annual unaudited financial statements (precombination basis).

                  (See Notes to Pro Forma Financial Statements)

FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (FAIP)
PRO FORMA STATEMENTS OF OPERATIONS
FOR THE TWELVE MONTHS ENDED JUNE 30, 2001
(UNAUDITED)

                                                                   Ohio National Fund             Met Investors Series Trust
                                                                ------------------------- ------------------------------------------
                                                                                                       Firstar Growth     Firstar
                                                                Firstar Growth  Relative     Firstar      & Income        Equity
                                                                   & Income      Value      Balanced       Equity         Income
                                                                  Portfolio    Portfolio    Portfolio     Portfolio      Portfolio
                                                                --------------------------------------------------------------------
INVESTMENT INCOME:
      Interest                                                    $  14,719    $   6,415    $ 215,728    $    34,703    $       461
      Dividends                                                      46,298      220,231       73,899        164,606        150,092
                                                                --------------------------------------------------------------------
           Total income                                              61,017      226,646      289,627        199,309        150,553

EXPENSES:
      Investment advisory fees                                       38,644       98,484       92,126        144,316         67,954
      Custody, fund accounting, administration and transfer
            agent fees                                               11,341       12,881       61,859         62,673         53,533
      Distribution fees - Class IB                                       --           --           --             --             --
      Other expenses                                                  9,508       14,615       35,370         34,845         34,600
                                                                --------------------------------------------------------------------
           Total expenses                                            59,493      125,980      189,355        241,834        156,087
      Waivers                                                            --           --           --             --             --
                                                                --------------------------------------------------------------------
           Net expenses                                              59,493      125,980      189,355        241,834        156,087
                                                                --------------------------------------------------------------------

                    NET INVESTMENT INCOME                             1,524      100,666      100,272        (42,525)        (5,534)
                                                                --------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on investments                             (19,322)     (55,847)     (74,520)      (138,128)      (159,480)
Net change in unrealized appreciation or depreciation of
      investments                                                  (461,152)    (152,912)    (118,610)    (2,201,410)     1,214,710
                                                                --------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                     (480,474)    (208,759)    (193,130)    (2,339,538)     1,055,230
                                                                --------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $(478,950)   $(108,093)   $ (92,858)   $(2,382,063)   $ 1,049,696
                                                                ====================================================================

[WIDE TABLE CONTINUED FROM ABOVE]

                                                                                  FAIP Equity
                                                                               Income Portfolio
                                                                                   Pro Forma
                                                                 Adjustments      Combined(1)
                                                               --------------------------------
INVESTMENT INCOME:
      Interest                                                   $        --       $   272,026
      Dividends                                                           --           655,126
                                                               -------------------------------
           Total income                                                   --           927,152

EXPENSES:
      Investment advisory fees                                      (144,599)(2)       296,925
      Custody, fund accounting, administration and transfer
            agent fees                                               (93,338)(2)       108,949
      Distribution fees - Class IB                                    37,811 (3)        37,811
      Other expenses                                                (101,529)(4)        27,409
                                                               -------------------------------
           Total expenses                                           (301,655)          471,094
      Waivers                                                        (44,996)(5)       (44,996)
                                                               -------------------------------
           Net expenses                                             (346,651)          426,098
                                                               -------------------------------

                    NET INVESTMENT INCOME                            346,651           501,054
                                                               -------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain (loss) on investments                            2,812,632 (6)     2,365,335
Net change in unrealized appreciation or depreciation of
      investments                                                 (2,812,632)(6)    (4,532,006)
                                                               -------------------------------
NET GAIN (LOSS) ON INVESTMENTS                                            --        (2,166,671)
                                                               -------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS  $   346,651       $(1,665,617)
                                                               ===============================

        (1) The Met Investors Series Trust - Firstar Equity Income Portfolio will be the accounting survivor.
        (2) Adjustment based on new contractual agreements with the investment advisor, administrator, transfer agent and custodian for the combined fund.
        (3) Reflects adjustment based on new distribution fee arranagement for Class IB.
        (4) Reflects the anticipated savings of the merger.
        (5) Reflects adjustment based on expense limitation for each class of the combined fund.
        (6) Reflects realization of unrealized gain (loss) attributed to taxable reorganization as if the combination occurred at the beginning of the period.

                  (See Notes to Pro Forma Financial Statements)

FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (FAIP)
PRO FORMA SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2001
(UNAUDITED)

(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

                                       Ohio National Fund                 Met Investors Series Trust
                                   --------------------------      ----------------------------------------
                                                                               Firstar Growth     Firstar       FAIP Equity
                                   Firstar Growth    Relative       Firstar       & Income        Equity     Income Portfolio
                                     & Income         Value        Balanced        Equity         Income         Pro Forma
                                     Portfolio      Portfolio      Portfolio      Portfolio      Portfolio       Combined
                                       Value          Value          Value          Value          Value          Value(1)
                                     ----------     ----------     ----------     ----------     ----------     ----------
COMMON STOCKS - 90.2%
US COMMON STOCK - 88.1%
ADVERTISING - 0.1%
Interpublic Group of Companies       $    7,338     $       --     $    3,052     $   20,545     $       --     $   30,935
                                     ----------     ----------     ----------     ----------     ----------     ----------

AEROSPACE - 1.7%
Boeing                                    5,560                        11,120         22,240                        38,920
General Dynamics                         68,084                        93,372        155,620         93,372        410,448
Honeywell International                                168,372                                                     168,372
Raytheon                                                                                             90,270         90,270
                                     ----------     ----------     ----------     ----------     ----------     ----------
                                         73,644        168,372        104,492        177,860        183,642        708,010
                                     ----------     ----------     ----------     ----------     ----------     ----------

AUTOMOTIVE & RELATED - 0.8%
Ford Motor Company                       19,640        107,284         29,460         68,740                       225,124
General Motors                                          96,525                                                      96,525
                                     ----------     ----------     ----------     ----------     ----------     ----------
                                         19,640        203,809         29,460         68,740             --        321,649
                                     ----------     ----------     ----------     ----------     ----------     ----------

BEVERAGES, FOOD & TOBACCO - 5.2%
Anheuser-Busch                           46,350                        53,560        131,840                       231,750
Coca-Cola                                10,125                        13,500         31,500                        55,125
Heinz (H.J.)                                                                                        143,115        143,115
Kraft Foods                              15,500                        18,600         43,400                        77,500
Pepsico                                  50,830                        57,460        132,600                       240,890
Philip Morris                            48,212        406,000         60,900         65,975                       581,087
Ralston Purina Group                                                   36,024                                       36,024
Safeway                                  80,400                        57,600        225,600                       363,600
Sara Lee                                                                                             87,124         87,124
Sysco                                    46,155                        61,087        128,148         92,310        327,700
                                     ----------     ----------     ----------     ----------     ----------     ----------
                                        297,572        406,000        358,731        759,063        322,549      2,143,915
                                     ----------     ----------     ----------     ----------     ----------     ----------

BROADCAST RADIO & TV - 0.2%
Clear Channel Communications             29,782                                                                     29,782
Comcast Corp CL A                        29,295                                                                     29,295
                                     ----------     ----------     ----------     ----------     ----------     ----------
                                         59,077             --             --             --             --         59,077
                                     ----------     ----------     ----------     ----------     ----------     ----------

BUILDING MATERIALS - 1.0%
Martin Marietta Materials                                                                           153,419        153,419
Masco                                                                                               162,240        162,240
Sherwin Williams                                                                                     77,700         77,700
                                     ----------     ----------     ----------     ----------     ----------     ----------
                                             --             --             --             --        393,359        393,359
                                     ----------     ----------     ----------     ----------     ----------     ----------

FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (FAIP)
PRO FORMA SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2001
(UNAUDITED)

(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

                                       Ohio National Fund                 Met Investors Series Trust
                                   --------------------------      ----------------------------------------
                                                                               Firstar Growth     Firstar       FAIP Equity
                                   Firstar Growth    Relative       Firstar       & Income        Equity     Income Portfolio
                                     & Income         Value        Balanced        Equity         Income         Pro Forma
                                     Portfolio      Portfolio      Portfolio      Portfolio      Portfolio       Combined
                                       Value          Value          Value          Value          Value          Value(1)
                                     ----------     ----------     ----------     ----------     ----------     ----------
BUSINESS SERVICES - 0.1%
Automatic Data Processing Inc.          42,245             --             --             --             --         42,245
                                    ----------     ----------     ----------     ----------     ----------     ----------

CHEMICALS - 1.6%
Dow Chemical                                           99,750                                                      99,750
Ecolab                                  60,431                        73,746        167,977                       302,154
Millipore                               38,738                                                                     38,738
Praxair                                 51,700                        28,200        145,700                       225,600
                                    ----------     ----------     ----------     ----------     ----------     ----------
                                       150,869         99,750        101,946        313,677                       666,242
                                    ----------     ----------     ----------     ----------     ----------     ----------

COMPUTER & RELATED - 8.1%
Analog Devices                           6,487                         8,650         17,300                        32,437
Applied Materials                       34,370                        26,023         78,560                       138,953
Compaq Computer                                                       23,235                                       23,235
Dell Computer                           45,762                        58,388        129,750                       233,900
EMC Corp. Massachusetts                 13,799                        17,430         40,670                        71,899
First Data                                                            50,757                        96,375        147,132
Flextronics International                                             15,666         41,776                        57,442
Intel                                   51,919        468,000         71,663        155,025         29,250        775,857
International Business Machines         42,375        565,000         56,500         90,400        135,600        889,875
Micron Technology                       18,495                        24,660         53,430                        96,585
Novellus Systems                         5,679                         5,679         17,037                        28,395
Sun Microsystems                        18,864                        15,720         34,584                        69,168
Sungard Data Systems                    49,517                        56,419        136,545        120,040        362,521
Texas Instruments                       48,825                        53,550        132,300                       234,675
                                    ----------     ----------     ----------     ----------     ----------     ----------
                                       336,092      1,033,000        484,340        927,377        381,265      3,162,074
                                    ----------     ----------     ----------     ----------     ----------     ----------

COMPUTER SOFTWARE - 2.4%
Adobe Systems                           19,975                        18,800         47,000                        85,775
Automatic Data Processing                                                           114,310                       114,310
Electronic Data Systems                                               26,350         63,240                        89,590
Hewlett-Packard                                                                                     57,200         57,200
Microsoft                               93,075        219,000        115,071        268,620                       695,766
Oracle Systems                          17,100                        19,000         49,400                        85,500
Siebel Systems                           4,690                         4,690         14,070                        23,450
VERITAS Software                        16,633                                       39,918                        56,551
                                    ----------     ----------     ----------     ----------     ----------     ----------
                                       151,473        219,000        183,911        596,558         57,200      1,208,142
                                    ----------     ----------     ----------     ----------     ----------     ----------

CONSUMER PRODUCTS - 2.2%
Avery Dennison                           6,636                        10,721         25,525                        42,882
Gillette                                              144,950                                       86,970        231,920
Johnson & Johnson                       32,500                                                                     32,500

FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (FAIP)
PRO FORMA SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2001
(UNAUDITED)

(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

                                            Ohio National Fund                Met Investors Series Trust
                                        --------------------------     ----------------------------------------
                                                                                    Firstar Growth    Firstar       FAIP Equity
                                        Firstar Growth    Relative       Firstar       & Income       Equity     Income Portfolio
                                          & Income         Value        Balanced        Equity        Income         Pro Forma
                                          Portfolio      Portfolio      Portfolio      Portfolio     Portfolio       Combined
                                            Value          Value          Value          Value         Value          Value(1)
                                         ----------     ----------     ----------     ----------     ----------     ----------
Kimberly Clark                               40,528                                                                     40,528
Procter & Gamble                             17,545        350,900         19,140         51,040                       438,625
Whirlpool                                                  125,000                                                     125,000
                                         ----------     ----------     ----------     ----------     ----------     ----------
                                             97,209        620,850         29,861         76,565         86,970        911,455
                                         ----------     ----------     ----------     ----------     ----------     ----------

DELIVERY SERVICE - 0.1%
United Parcel Service                        27,455             --             --             --             --         27,455
                                         ----------     ----------     ----------     ----------     ----------     ----------

DRUGS/BIOTECHNOLOGY - 2.0%
American Home Products                       48,213        233,760                                                     281,973
Bristol-Myers Squibb                         49,685        183,050                                                     232,735
Lilly (Eli) & Co.                            33,300                                                                     33,300
Merck & Co.                                  49,530        185,339                                                     234,869
Pfizer                                       58,313                                                                     58,313
                                         ----------     ----------     ----------     ----------     ----------     ----------
                                            239,041        602,149             --             --             --        841,190
                                         ----------     ----------     ----------     ----------     ----------     ----------

ELECTRICAL EQUIPMENT - 2.8%
Energizer Holdings                                                                                       82,620         82,620
General Electric                            127,969        482,625        113,344        293,719                     1,017,657
Johnson Controls                                            72,470                                                      72,470
                                         ----------     ----------     ----------     ----------     ----------     ----------
                                            127,969        555,095        113,344        293,719         82,620      1,172,747
                                         ----------     ----------     ----------     ----------     ----------     ----------

ENTERTAINMENT & LEISURE - 0.7%
Carnival Corporation                         67,540                        42,980        199,550                       310,070
                                         ----------     ----------     ----------     ----------     ----------     ----------

ENVIRONMENTAL SERVICES - 0.1%
Waste Management                              7,705                        12,328         24,656                        44,689
                                         ----------     ----------     ----------     ----------     ----------     ----------

FINANCIAL SERVICES - 17.2%
American Express                             40,740        174,600         42,680        108,640                       366,660
Amsouth Bancorporation                                     103,784                                                     103,784
Bank of America                                            120,060                                                     120,060
Bank of New York                             46,800        288,000                       129,600                       464,400
Citigroup                                   138,229        528,400        163,804        396,300        162,008      1,388,741
Comerica                                                                                                161,280        161,280
Fannie Mae                                   17,030                                                                     17,030
Federal Home Mtg                             70,000                                                                     70,000
Fifth Third Bancorp                          24,020                        24,020         66,055                       114,095
First Financial Bancorp                                    118,364                                                     118,364
First Tennessee National                                   156,195                                                     156,195
Heller Financial                                                                                        160,000        160,000
JP Morgan Chase & Co.                        44,600         89,200         92,322        120,420        127,110        473,652
Legg Mason Inc.                              22,392                                       74,640                        97,032
MBNA                                                                       55,685                       138,390        194,075
Mellon Bank                                                184,000                                                     184,000
Mellon Financial                             49,450                        55,200        138,000        170,200        412,850
Merrill Lynch & Company                      50,363                        59,250        148,125                       257,738
Morgan Stanley Dean Witter & Company         24,086                        25,692         70,653                       120,431
National City Corporation                                   92,340                                      141,588        233,928
North Fork Bancorp                                         108,500                                                     108,500
Northern Trust                               23,438                                       68,750                        92,188
PNC Bank                                                   131,580                                      118,422        250,002
TCF Financial                                               92,620                                                      92,620
Union Planters                                             261,600                                      148,240        409,840

FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (FAIP)
PRO FORMA SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2001
(UNAUDITED)

(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

                                               Ohio National Fund                Met Investors Series Trust
                                           --------------------------     ----------------------------------------
                                                                                       Firstar Growth    Firstar       FAIP Equity
                                           Firstar Growth    Relative       Firstar       & Income       Equity     Income Portfolio
                                             & Income         Value        Balanced        Equity        Income         Pro Forma
                                             Portfolio      Portfolio      Portfolio      Portfolio     Portfolio       Combined
                                               Value          Value          Value          Value         Value          Value(1)
                                            ----------     ----------     ----------     ----------     ----------     ----------
USA Education                                                                 99,499         82,855        277,400        459,754
Wells Fargo                                     65,002         92,860         78,931        185,720         69,645        492,158
                                            ----------     ----------     ----------     ----------     ----------     ----------
                                               616,150      2,542,103        518,653      1,321,183      1,674,283      7,119,377
                                            ----------     ----------     ----------     ----------     ----------     ----------

FORESTRY & PAPER PRODUCTS - 0.6%
International Paper                                            89,250                                                      89,250
Kimberly-Clark                                                                50,310        115,992                       166,302
                                            ----------     ----------     ----------     ----------     ----------     ----------
                                                    --         89,250         50,310        115,992             --        255,552
                                            ----------     ----------     ----------     ----------     ----------     ----------

HEALTH CARE PROVIDERS - 0.8%
HCA - The Healthcare Company                    59,877             --         27,114        167,203        108,456        362,650
                                            ----------     ----------     ----------     ----------     ----------     ----------

INDUSTRIAL - DIVERSIFIED - 0.9%
Tyco International                                  --             --        114,450        277,950             --        392,400
                                            ----------     ----------     ----------     ----------     ----------     ----------

INSURANCE SERVICES - 4.7%
AFLAC                                            2,362                         3,149          6,298                        11,809
AMBAC Financial Group                           56,745                        64,020        165,870                       286,635
American International Group                    74,132                        86,000        206,400                       366,532
Chubb                                           46,458                        61,944        131,631                       240,033
Cincinnati Financial                                          197,500                                                     197,500
KeyCorp                                                       169,325                                                     169,325
MGIC Investment                                 43,584                        50,848        123,488                       217,920
Marsh & McLennan Cos. Inc.                      65,650                        30,300        181,800                       277,750
Ohio Casualty                                                 194,250                                                     194,250
                                            ----------     ----------     ----------     ----------     ----------     ----------
                                               288,931        561,075        296,261        815,487             --      1,961,754
                                            ----------     ----------     ----------     ----------     ----------     ----------

MEDIA - BROADCASTING & PUBLISHING - 2.8%
AOL Time Warner                                 69,536                        53,265        190,800                       313,601
Clear Channel Communications                                                  31,350         75,240                       106,590
Comcast Corporation - Class A                                                 30,380         82,460                       112,840
McGraw-Hill Companies                           64,496                        52,920        198,450         59,535        375,401
Viacom - Class B                                49,525                        58,344        144,900                       252,769
                                            ----------     ----------     ----------     ----------     ----------     ----------
                                               183,557             --        226,259        691,850         59,535      1,161,201
                                            ----------     ----------     ----------     ----------     ----------     ----------

MEDICAL & RELATED - 1.3%
Baxter International                            58,800                       115,640        166,600                       341,040
Millipore                                                                     61,980        117,762                       179,742
                                            ----------     ----------     ----------     ----------     ----------     ----------
                                                58,800             --        177,620        284,362             --        520,782
                                            ----------     ----------     ----------     ----------     ----------     ----------

METALS - 0.5%
Alcoa                                               --             --         35,460             --        173,360        208,820
                                            ----------     ----------     ----------     ----------     ----------     ----------

OIL, ENERGY & NATURAL GAS - 9.1%
Apache                                          26,644                        30,450         81,200                       138,294
Anadarko Petroleum                              10,806                        10,806         27,015                        48,627
Chevron                                          9,050                         9,050         27,150                        45,250
Conoco                                                                                                     160,740        160,740
Dynegy                                          25,575                        32,550         74,400                       132,525
Enron                                           36,750                        19,600         98,000                       154,350
Exxon Mobil                                    145,001        345,906        139,760        419,280                     1,049,947
Global Marine                                   25,616                        27,945         72,657                       126,218
Murphy Oil                                                                    33,856                                       33,856

FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (FAIP)
PRO FORMA SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2001
(UNAUDITED)

(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

                                            Ohio National Fund                Met Investors Series Trust
                                        --------------------------     ----------------------------------------
                                                                                    Firstar Growth    Firstar       FAIP Equity
                                        Firstar Growth    Relative       Firstar       & Income       Equity     Income Portfolio
                                          & Income         Value        Balanced        Equity        Income         Pro Forma
                                          Portfolio      Portfolio      Portfolio      Portfolio     Portfolio       Combined
                                            Value          Value          Value          Value         Value          Value(1)
                                         ----------     ----------     ----------     ----------     ----------     ----------
Nabors Industries                            26,040                        14,880         74,400                       115,320
National Fuel Gas                                                                                       135,174        135,174
Ocean Energy                                 10,470                        17,537         29,665                        57,672
Phillips Petroleum                           32,775                        17,100         91,200        153,900        294,975
Schlumberger Ltd.                            32,906                        21,060         89,505                       143,471
Texaco                                                     399,600                                       93,240        492,840
USX-Marathon Group                           64,184                        89,710        185,323        141,648        480,865
Williams Companies                           18,946                        92,260         52,720                       163,926
                                         ----------     ----------     ----------     ----------     ----------     ----------
                                            464,763        745,506        556,564      1,322,515        684,702      3,774,050
                                         ----------     ----------     ----------     ----------     ----------     ----------

PHARMACEUTICALS - 3.4%
Abbott Laboratories                                                        67,214                                       67,214
American Home Products                                                                   140,256                       140,256
Bristol-Myers Squibb                                                      101,724        141,210                       242,934
Eli Lilly & Company                                                        79,920         94,720                       174,640
Johnson & Johnson                                                                         90,000                        90,000
Merck & Company                                                            57,519        130,376                       187,895
Pfizer                                                                     60,075        160,200                       220,275
Pharmacia                                                                  45,950        113,120        131,233        290,303
                                         ----------     ----------     ----------     ----------     ----------     ----------
                                                 --             --        412,402        869,882        131,233      1,413,517
                                         ----------     ----------     ----------     ----------     ----------     ----------

RETAIL - 4.0%
CVS                                           7,720                         7,720         23,160                        38,600
Costco Wholesale                             32,864                        24,648         90,376                       147,888
Gap Stores                                   28,275                        23,200         46,400                        97,875
Federated Department Stores                                170,000                                                     170,000
Home Depot                                   40,731                        41,895        107,065                       189,691
Kohls                                         4,705                         6,273         12,546                        23,524
Lowes                                                                                                   217,650        217,650
May Department Stores                                                                                   140,466        140,466
Target Corp.                                 30,275                        34,600         86,500         76,120        227,495
Wal-Mart Stores                              45,140                       101,992        126,880                       274,012
Walgreens                                    34,150                        20,490         92,205                       146,845
                                         ----------     ----------     ----------     ----------     ----------     ----------
                                            223,860        170,000        260,818        585,132        434,236      1,674,046
                                         ----------     ----------     ----------     ----------     ----------     ----------

STEEL - 0.2%
AK Steel Holding                                 --         62,700             --             --             --         62,700
                                         ----------     ----------     ----------     ----------     ----------     ----------

TELECOMMUNICATIONS & CELLULAR - 7.8%
Alltel                                       29,098                                       85,764                       114,862
AT&T                                                       176,000                                                     176,000
Broadwing                                    23,839        513,450         24,450         61,492                       623,231
Cisco Systems                                25,935                        32,760         74,620                       133,315
Comverse Technology                           5,710                         5,762         17,286                        28,758
Corning                                       6,266                                       18,381                        24,647
Corning, Inc. Convertible                                                                 24,805                        24,805
JDS Uniphase                                  6,875         17,188                        17,595         12,750         54,408
McDATA                                                                                     1,808                         1,808
Nokia                                                                      17,632         53,337                        70,969
Nortel Networks                                                            16,362         39,087         27,270         82,719
Qwest Communications International           31,870                        38,244         89,236                       159,350
SBC Communications                           84,126                       116,174        252,378        120,180        572,858
Sprint PCS Group                             12,075                        14,490         33,810                        60,375
Verizon Communications                      104,325        195,810        110,959        306,609        150,121        867,824

FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (FAIP)
PRO FORMA SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2001
(UNAUDITED)

(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

                                               Ohio National Fund                Met Investors Series Trust
                                           --------------------------     ----------------------------------------
                                                                                       Firstar Growth    Firstar       FAIP Equity
                                           Firstar Growth    Relative       Firstar       & Income       Equity     Income Portfolio
                                             & Income         Value        Balanced        Equity        Income         Pro Forma
                                             Portfolio      Portfolio      Portfolio      Portfolio     Portfolio       Combined
                                               Value          Value          Value          Value         Value          Value(1)
                                            ----------     ----------     ----------     ----------     ----------     ----------
Williams Communications                                                        6,791          3,879                        10,670
WorldCom Inc. - MCI Group                        1,159                         1,578          3,284          2,576          8,597
WorldCom Inc. - Worldcom Group                  25,560                        36,652         76,296         59,840        198,348
                                            ----------     ----------     ----------     ----------     ----------     ----------
                                               356,838        902,448        421,854      1,159,667        372,737      3,213,544
                                            ----------     ----------     ----------     ----------     ----------     ----------

TRANSPORTATION - 0.2%
United Parcel Service                               --             --             --         69,360             --         69,360
                                            ----------     ----------     ----------     ----------     ----------     ----------

UTILITIES - 4.3%
Cinergy                                                       209,700                                      118,830        328,530
Constellation Energy Group                      23,430                        29,820         68,160        136,320        257,730
Duke Energy                                     36,084        156,040         86,602        210,654        156,040        645,420
Exelon                                          52,899                        64,120        153,888                       270,907
Reliant Resources                               16,673                        22,230         46,930                        85,833
TXU                                                           192,760                                                     192,760
                                            ----------     ----------     ----------     ----------     ----------     ----------
                                               129,086        558,500        202,772        479,632        411,190      1,781,180
                                            ----------     ----------     ----------     ----------     ----------     ----------

US GOVERNMENT AGENCY - 1.2%
Federal Home Loan Mortgage                                                    77,000        196,000                       273,000
Federal National Mortgage Association                                         17,030         34,060        170,300        221,390
                                            ----------     ----------     ----------     ----------     ----------     ----------
                                                    --             --         94,030        230,060        170,300        494,390
                                            ----------     ----------     ----------     ----------     ----------     ----------

TOTAL U.S. COMMON STOCK
(Cost $4,148,860, $7,748,221, $5,112,616,
$12,973,319, $4,996,737 and $36,508,577,
respectively)(2)                             4,086,731      9,539,607      4,859,012     11,848,585      5,727,637     36,508,577
                                            ----------     ----------     ----------     ----------     ----------     ----------

FOREIGN COMMON STOCK
BERMUDA - 0.2%
MANUFACTURING
                                            ----------     ----------     ----------     ----------     ----------     ----------
Tyco International Ltd.                         95,375             --             --             --             --         95,375
                                            ----------     ----------     ----------     ----------     ----------     ----------

CANADA - 0.1%
TELECOMMUNICATIONS
Nortel Networks                                 13,635         39,996             --             --             --         53,631
                                            ----------     ----------     ----------     ----------     ----------     ----------

FINLAND - 0.1%
TELECOMMUNICATIONS
Nokia ADR                                       19,285             --             --             --             --         19,285
                                            ----------     ----------     ----------     ----------     ----------     ----------

NETHERLANDS - 0.4%
OIL, ENERGY & NATURAL GAS
Royal Dutch Petroleum Co.                           --        174,810             --             --             --        174,810
                                            ----------     ----------     ----------     ----------     ----------     ----------

SINGAPORE - 0.1%
ELECTRONIC COMPONENTS/SEMICONDUCTORS
Flextronics Intl. Ltd.                          15,013             --             --             --             --         15,013
                                            ----------     ----------     ----------     ----------     ----------     ----------

UNITED KINGDOM - 1.1%
TELECOMMUNICATIONS - 0.2%
Cable & Wireless                                               18,000                                                      18,000
Vodafone                                                       78,225                                                      78,225
                                            ----------     ----------     ----------     ----------     ----------     ----------
                                                    --         96,225             --             --             --         96,225
                                            ----------     ----------     ----------     ----------     ----------     ----------

FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (FAIP)
PRO FORMA SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2001
(UNAUDITED)

(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

                                               Ohio National Fund                Met Investors Series Trust
                                           --------------------------     ----------------------------------------
                                                                                       Firstar Growth    Firstar       FAIP Equity
                                           Firstar Growth    Relative       Firstar       & Income       Equity     Income Portfolio
                                             & Income         Value        Balanced        Equity        Income         Pro Forma
                                             Portfolio      Portfolio      Portfolio      Portfolio     Portfolio       Combined
                                               Value          Value          Value          Value         Value          Value(1)
                                            ----------     ----------     ----------     ----------     ----------     ----------
DRUGS - 0.3%
GlaxoSmithKline                                     --        112,400             --             --             --        112,400
                                            ----------     ----------     ----------     ----------     ----------     ----------

OIL, ENERGY & NATURAL GAS - 0.6%
BP PLC                                              --        245,262             --             --             --        245,262
                                            ----------     ----------     ----------     ----------     ----------     ----------

TOTAL UNITED KINGDOM                                --        453,887             --             --             --        453,887
                                            ----------     ----------     ----------     ----------     ----------     ----------

TOTAL FOREIGN COMMON STOCK
(Cost $187,132 $647,683, and $812,001,
respectively)(2)                               143,308        668,693             --             --             --        812,001
                                            ----------     ----------     ----------     ----------     ----------     ----------

TOTAL COMMON STOCK
(Cost $4,335,992, $8,395,904, $5,112,616,
$12,973,319, $4,996,737 and $37,320,578,
respectively)(2)                             4,230,039     10,208,300      4,859,012     11,848,585      5,727,637     37,320,578
                                            ----------     ----------     ----------     ----------     ----------     ----------

US GOVERNMENT & AGENCY OBLIGATIONS - 3.7%
US GOVERNMENT AGENCY MORTGAGE BACKED
SECURITIES - 1.4%
Federal Home Loan Mortgage
6.500%, 01/01/2012                                                            17,313                                       17,313
Federal National Mortgage Association
6.000%, 03/01/2011                                                            20,575                                       20,575
Federal National Mortgage Association
6.000%, 11/01/2013                                                           351,651                                      351,651
Federal National Mortgage Association
7.000%, 02/01/2016                                                            59,801                                       59,801
Government National Mortgage Association
6.000%, 01/15/2011                                                            91,631                                       91,631
Government National Mortgage Association
6.500%, 03/15/2024                                                            29,445                                       29,445
Government National Mortgage Association
7.000%, 07/20/2027                                                            28,709                                       28,709
                                            ----------     ----------     ----------     ----------     ----------     ----------
                                                    --             --        599,125             --             --        599,125
                                            ----------     ----------     ----------     ----------     ----------     ----------

US TREASURY SECURITIES - 2.3%
US Treasury Note
7.250%, 05/15/2004                                                           321,285                                      321,285
US Treasury Note
6.625%, 05/15/2007                                                           322,395                                      322,395
US Treasury Note
6.125%, 08/15/2007                                                           157,533                                      157,533
US Treasury Note
5.625%, 05/15/2008                                                           155,906                                      155,906
                                            ----------     ----------     ----------     ----------     ----------     ----------
                                                    --             --        957,119             --             --        957,119
                                            ----------     ----------     ----------     ----------     ----------     ----------
TOTAL US GOVERNMENT & AGENCY OBLIGATIONS
(Cost $1,523,876 and $1,556,244,
respectively)(2)                                    --             --      1,556,244             --             --      1,556,244
                                            ----------     ----------     ----------     ----------     ----------     ----------

CORPORATE DEBT - 2.9%
AUTOMOTIVE - 0.5%
Ford Motor Credit
                                            ----------     ----------     ----------     ----------     ----------     ----------
7.20%, 06/15/2007                                                            204,661                                      204,661
                                            ----------     ----------     ----------     ----------     ----------     ----------

FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (FAIP)
PRO FORMA SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2001
(UNAUDITED)

(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

                                               Ohio National Fund                Met Investors Series Trust
                                           --------------------------     ----------------------------------------
                                                                                       Firstar Growth    Firstar       FAIP Equity
                                           Firstar Growth    Relative       Firstar       & Income       Equity     Income Portfolio
                                             & Income         Value        Balanced        Equity        Income         Pro Forma
                                             Portfolio      Portfolio      Portfolio      Portfolio     Portfolio       Combined
                                               Value          Value          Value          Value         Value          Value(1)
                                            ----------     ----------     ----------     ----------     ----------     ----------
BANKING - 0.9%
Household Finance
6.000%, 05/01/2004                                                           151,514                                      151,514
Norwest Financial
6.625%, 07/15/2004                                                           206,622                                      206,622
                                            ----------     ----------     ----------     ----------     ----------     ----------
                                                    --             --        358,136             --             --        358,136
                                            ----------     ----------     ----------     ----------     ----------     ----------

CHEMICALS - 0.4%
Du Pont (EI) de Nemours
8.250%, 09/15/2006                                                           165,686                                      165,686
                                            ----------     ----------     ----------     ----------     ----------     ----------


ENTERTAINMENT & LEISURE - 0.4%
Walt Disney
5.250%, 11/10/2003                                                           150,509                                      150,509
                                            ----------     ----------     ----------     ----------     ----------     ----------


FINANCIAL SERVICES - 0.7%
Associates Corporation of North America
5.800%, 04/20/2004                                                           151,651                                      151,651
General Motors Acceptance
6.850%, 06/17/2004                                                           154,430                                      154,430
                                            ----------     ----------     ----------     ----------     ----------     ----------
                                                    --             --        306,081             --             --        306,081
                                            ----------     ----------     ----------     ----------     ----------     ----------
TOTAL CORPORATE DEBT
(Cost $1,174,858 and $1,185,073,
respectively)(2)                                    --             --      1,185,073             --             --      1,185,073
                                            ----------     ----------     ----------     ----------     ----------     ----------

DOMESTIC BONDS & DEBT SECURITIES - 0.5%
Ciena
3.750%, 02/01/2008                                                                           15,275                        15,275
US Treasury Note
6.000%, 08/15/2009                                                           208,049                                      208,049
                                            ----------     ----------     ----------     ----------     ----------     ----------

TOTAL DOMESTIC BONDS & DEBT SECURITIES
(Cost $202,363, $20,000, and $223,324,
respectively)(2)                                    --             --        208,049         15,275             --        223,324
                                            ----------     ----------     ----------     ----------     ----------     ----------

REAL ESTATE
INVESTMENT TRUSTS - 0.1%
AMB Property Corp.                              36,064                                                                     36,064
                                            ----------     ----------     ----------     ----------     ----------     ----------

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $32,433 and $36,064, respectively)(2)     36,064             --             --             --             --         36,064
                                            ----------     ----------     ----------     ----------     ----------     ----------

REPURCHASE AGREEMENTS - 1.2%
Firstar 3.150% 07/02/01                        303,000        201,000                                                     504,000
                                            ----------     ----------     ----------     ----------     ----------     ----------

TOTAL REPURCHASE AGREEMENTS
(Cost $303,000, $201,000, and $504,000
respectively)(2)                               303,000        201,000             --             --             --        504,000
                                            ----------     ----------     ----------     ----------     ----------     ----------

PREFERRED STOCK - 0.2%
COMPUTER & RELATED
Electronic Data Systems Conv                    22,397                                                                     22,397
DRUGS
Pharmacia Corp. Conv                            41,410                                                                     41,410

FIRST AMERICAN INSURANCE PORTFOLIOS, INC. (FAIP)
PRO FORMA SCHEDULE OF PORTFOLIO INVESTMENTS
JUNE 30, 2001
(UNAUDITED)

(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

                                              Ohio National Fund                Met Investors Series Trust
                                          ---------------------------    -----------------------------------------
                                                                                      Firstar Growth     Firstar       FAIP Equity
                                          Firstar Growth    Relative       Firstar       & Income        Equity     Income Portfolio
                                            & Income         Value        Balanced        Equity         Income         Pro Forma
                                            Portfolio      Portfolio      Portfolio      Portfolio      Portfolio       Combined
                                              Value          Value          Value          Value          Value          Value(1)
                                           ----------     -----------    ----------     -----------     ----------     -----------

OIL, ENERGY & NATURAL GAS
Enron Corp. Notes 2002 Conv                    34,443                                                                       34,443
                                           ----------     -----------    ----------     -----------     ----------     -----------

TOTAL PREFERRED STOCK
(Cost $101,578 and $98,250,
respectively)(2)                               98,250              --            --              --             --          98,250
                                           ----------     -----------    ----------     -----------     ----------     -----------


CONVERTIBLE BONDS - 0.3%
Ciena Corp.
   3.75% 02/01/08                               7,637                                                                        7,637
Corning Inc.
   Zero Coupon Contract 11/08/15                6,765                                                                        6,765
Enron
7.00%, convertible to 07/31/02                                                               92,916                         92,916
                                           ----------     -----------    ----------     -----------     ----------     -----------
TOTAL CONVERTIBLE BONDS
(Cost $19,021, $118,020, and $107,318,
respectively)(2)                               14,402              --            --          92,916             --         107,318
                                           ----------     -----------    ----------     -----------     ----------     -----------

Total Investments - 99.1%
(Cost $4,792,024, $8,596,904, $8,013,713,
$13,111,339, $4,996,737, and $41,030,851,
respectively)(2)                           $4,681,755     $10,409,300    $7,808,378     $11,956,776     $5,727,637     $41,030,851
                                           ==========     ===========    ==========     ===========     ==========     ===========

Management does not anticipate having to sell any securities as a result of the merger.

(1) The Met Investors Series Trust - Firstar Equity Income Portfolio will be the accounting survivor.
(2) For each of the five combining funds, cost of investments is presented on a precombination basis. On a pro forma combined basis the cost and fair value of investments are the same as a result of the portfolios' taxable reorganizations.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)


1.  BASIS OF COMBINATION

    The unaudited pro forma statements of assets and liabilities, statements of operations, and schedules of portfolio investments reflect the accounts of three investment portfolios offered by Met Investors Series Trust ("the Met Investors Funds") and two investment portfolios offered by the Ohio National Fund, Inc. ("the Ohio National Funds") as if the proposed reorganizations occurred as of and for the year ended June 30, 2001. These statements have been derived from books and records utilized in calculating daily net asset values at June 30, 2001. Below are the fund names for the Ohio National Funds, Met Investors Funds and the Surviving Fund. The Surviving Fund will be a portfolio of the First American Insurance Portfolios, Inc. (FAIP).

     -----------------------------------  -----------------------------------  -------------------------------
           OHIO NATIONAL FUNDS                     MET INVESTORS FUNDS                 SURVIVING FUND
     -----------------------------------  -----------------------------------  -------------------------------
     Relative Value Portfolio             Firstar Balanced Portfolio           FAIP Equity Income Portfolio
     -----------------------------------  -----------------------------------  -------------------------------
     Firstar Growth & Income              Firstar Equity Income Portfolio
     Portfolio
     -----------------------------------  -----------------------------------  -------------------------------
                                          Firstar Growth & Income Equity
                                          Portfolio
     -----------------------------------  -----------------------------------  -------------------------------

    Each Agreement and Plan of Reorganization provides that at the time the reorganization becomes effective (the "Effective Time of the Reorganization"), substantially all of the assets and the identified liabilities of the acquired fund will be transferred such that at and after the Effective Time of Reorganization, substantially all of the assets and liabilities of the acquired fund will become assets and the identified liabilities of the acquiring fund. In exchange for the transfer of assets and liabilities, the acquiring fund will issue to the acquired funds full and fractional shares of the acquiring fund, and the acquired fund will make a liquidating distribution of such shares to its shareholders. The number of shares of the acquiring fund so issued will be in equal value to the full and fractional shares of the acquired funds that are outstanding immediately prior to the Effective Time of Reorganization. At and after the Effective Time of Reorganization, all debts, liabilities and obligations of the acquired funds will attach to the acquiring fund and may thereafter be enforced against the acquiring fund to the same extent as if they had been incurred by the acquiring fund. The pro forma financial statements give effect to the proposed transfers described above.

    Under the purchase method of accounting for business combinations under accounting principles generally accepted in the United States, the basis on the part of the acquiring fund of the assets of the acquired fund will be the fair market value of such on the closing date of the transaction. The acquiring fund will recognize no gain or loss for federal tax purposes on its issuance of shares in the reorganization, and the basis to the acquiring fund of the assets of the acquired funds received pursuant to the reorganization will equal the fair market value of the consideration furnished, and costs incurred, by the acquiring fund in the reorganization - i.e., the sum of the liabilities assumed, the fair market value of the acquiring fund's shares issued, and such costs. For accounting purposes, the Met Investors - Firstar Equity Income Portfolio is the accounting survivor of the reorganizations. The pro forma statements reflect the combined results of operations of the acquired and acquiring funds. However, should such reorganizations be effected, the statements of operations of the acquiring fund will not be restated for precombination period results of the corresponding acquired funds.

    The pro forma statements of assets and liabilities, statements of operations, and schedules of portfolio investments should be read in conjunction with the historical financial statements of the Ohio National Funds and Met Investors Funds incorporated by reference in the Statement of Additional Information.

    The Ohio National Funds and Met Investors Funds are each separate portfolios of the Ohio National Fund, Inc. and the Met Investors Series Trust, respectively, which are registered as open-end management investment companies under the Investment Company Act of 1940.

2.  SERVICE PROVIDERS

    U.S. Bancorp Piper Jaffray Asset Management, Inc. (the "Advisor"), a subsidiary of U.S. Bank National Association ("U.S. Bank"), will serve as the Surviving Fund's investment advisor. U.S. Bancorp Piper Jaffray Asset Management, Inc. and Firstar Mutual Fund Services, LLC (the "Co-administrators") will serve as the co-administrators to the Surviving Fund. Firstar Mutual Fund Services, LLC will serve as the transfer agent to the Surviving Fund. U.S. Bank will serve as the custodian.

3.  PRO FORMA ADJUSTMENTS AND PRO FORMA COMBINED COLUMNS

    The pro forma adjustments and pro forma combined columns of the statements of operations reflect the adjustments necessary to show expenses and waivers at the rates which would have been in effect if the Ohio National Funds and Met Life Investors Trust Funds as appropriate were included in the Surviving Fund for the year ended June 30, 2001, as if the reorganizations occurred at the beginning of the period. The pro forma statements of assets and liabilities and schedules of investments give effect to the proposed combination as if the reorganizations had occurred at June 30, 2001. The Surviving Fund will offer two classes of shares: Class IA and Class IB. More information on the classes of shares offered can be found in the Combined Proxy Statement/Prospectus.

4.  PORTFOLIO VALUATION, SECURITIES TRANSACTIONS AND RELATED INCOME

    Securities of the Ohio National Funds, Met Investors Funds and the Surviving Fund are valued at market value. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value. Security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined by comparing the net sale proceeds to an identified cost basis. Interest income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-dividend date or as soon as information is available to the Funds. Discounts are accreted and premiums are amortized on fixed income securities over the life of the respective security. Discounts are accreted and premiums are amortized on securities with put provisions to the earlier of the put or maturity date.

5.  CAPITAL SHARES

    The pro forma net asset value per share assumes the issuance of shares of the FAIP Equity Income Portfolio, which would have occurred at June 30, 2001, in connection with the proposed reorganization.

6.  MERGER COSTS

    All costs associated with the reorganizations will be paid by U.S. Bancorp.

              SMALL CAP STOCK PORTFOLIO FOR THE YEAR ENDED 12/31/00
                  MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT


                             LETTER TO POLICYHOLDERS
                                 MARKET ANALYSIS
The Small Cap Stock Portfolio had a disappointing year with a total return of -10.55%. The fund underperformed its benchmark, the Russell 2000 Index(1), by 7.53% in the year ended December 31, 2000. Year 2000 was a difficult period for the U.S. Equity markets; the broad small cap market narrowly outperformed the S&P 500(2) for the year, but both were in negative territory. The Russell 2000 Index returned -3.02% for the 12 months ended December 31, 2000, while the S&P 500 returned -9.10% during the same period.

The year was one characterized by extreme volatility and a flight to value stocks, as small cap value names dominated performance and many of last year's best performing small telecom, technology and services names plunged. Pharmaceuticals were a clear exception, proving that investors were still interested in companies with strong growth potential and were eager to find substitutes for down-sized tech names. A slowing economy, replete with earnings disappointments and political uncertainty, undermined investor confidence in growth stocks and internet-related names in particular. This movement away from growth stocks was represented by the notable disparity between the Russell style indexes during the year. Small cap value stocks were the top performers for the year as the Russell 2000 Value Index(3) +22.83% outperformed the Russell 2000 -3.02% and the Russell 2000 Growth(4) -22.43%. PERFORMANCE ANALYSIS Sector allocation and stock selection detracted about equally from return for the year, as the portfolio underperformed the index in 13 of 18 sectors. The Portfolio's holdings in the (i) pharmaceuticals, (ii) energy and (iii) finance sectors contributed most to overall return, while holdings in the (i) services, (ii) telecommunications and (iii) software sectors were detractors. Holdings that contributed most to performance for the past twelve months included Human Genome Sciences (pharmaceuticals), Shaw Group (industrial cyclical) and Power-One (hardware). Human Genome Sciences (+81.65%) is a company that develops products that predict, prevent, treat and cure disease based on gene science. Shares of HGSI benefited from a market that favored biotech companies with strong drug pipelines for most of the year. Holdings that detracted most from performance for the past twelve months included DiamondCluster International (services), Tumbleweed Communications (services) and Advanced Fibre Communications (hardware). DiamondCluster International (-68.03%) is a technology consulting firm

(1) The Russell 2000 Index is an unmanaged index consisting of the stocks of 2000 U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment. (2) The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment. (3) The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. This index does not include fees or expenses and is not available for direct investment.
(4) The Russell 2000 Growth Index is an unmanaged index and measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not include fees or expenses and is not available for direct investment.

that develops and implements e-business strategies which focus on information technology. Shares of DTPI fell despite posting positive financial results, increasing its client base, and growing its overseas business. The company, previously known as Diamond Technology Partners, combined with Cluster Consulting in late November and changed its name to DiamondCluster International.

OUTLOOK
The portfolio's tilt toward the growth sectors of the economy had the most negative impact on performance during the first half of the year (due in large part to the technology correction in April and May). Stock selection was the main detractor from performance during the second half of the year. Looking ahead we expect continued broadening trends that favor a multi-sector investment strategy. Our continued emphasis on security selection is well suited to a market environment in which valuations are likely to be driven by fundamentals.

MARIAN U. PARDO
ALEXANDRA WELLS
Portfolio Managers
J.P. MORGAN INVESTMENT MANAGEMENT INC.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 12/31/00

%                                                 of portfolio

Cleco Corp.                                             1.6
National-Oilwell, Inc.                                  1.4
Shaw Group, Inc.                                        1.4
CMS Energy Corp.                                        1.3
Newfield Exploration Co.                                1.2
Internet Security Systems, Inc.                         1.2
Heller Financial, Inc.                                  1.2
Protective Life Corp.                                   1.1
Allied Capital Corp.                                    1.1
On Assignment, Inc.                                     1.1

TOP 10 PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

HEALTHCARE/DRUGS          18.5%

Other                     14.0%
Industrial Cyclical       13.6%
Finance                    9.9%
Technology                13.3%
Consumer Services          9.4%
Energy                     8.0%
REITs                      4.5%
Insurance                  4.5%
Utilities                  4.3%

SMALL CAP STOCK PORTFOLIO                            FOR THE YEAR ENDED 12/31/00
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT

LETTER TO POLICYHOLDERS (CONTINUED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SMALL CAP STOCK PORTFOLIO, MANAGED BY
J.P. MORGAN INVESTMENT VS. RUSSELL 2000 INDEX
Growth Based on $10,000+

SMALL CAP STOCK PORTFOLIO,                   RUSSELL 2000

                        managed by JPMIM            Index
5/96                             $10,000          $10,000
6/96                              $9,955           $9,978
9/96                             $10,091          $10,012
12/96                            $10,825          $10,524
3/97                             $10,089           $9,981
6/97                             $11,630          $11,594
9/97                             $13,371          $13,316
12/97                            $13,135          $12,865
3/98                             $14,739          $14,192
6/98                             $13,753          $13,543
9/98                             $10,797          $10,799
12/98                            $12,426          $12,577
3/99                             $11,834          $11,893
6/99                             $13,172          $13,739
9/99                             $13,293          $12,868
12/99                            $17,963          $15,262
3/00                             $19,482          $16,344
6/00                             $18,107          $15,727
9/00                             $18,465          $15,905
12/00                            $16,068          $14,816

                                           Average Annual Return(1)
                                    1 Year       3 Year      Since Inception+

Small Cap Stock Portfolio,
--     managed by JPMIM           -10.55%         6.94%            10.68%
--     Russell 2000 Index          -2.92%         4.82%             8.79%

+Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Small Cap Stock Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

QUALITY BOND PORTFOLIO                               FOR THE YEAR ENDED 12/31/00
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT

LETTER TO POLICYHOLDERS

MARKET ANALYSIS
The Quality Bond Portfolio provided a total return of 11.42% for the year ending December 31, 2000. The Salomon Broad Investment Grade Index(1) returned 11.59% for the same time period, while the average Lipper VA Corp. Debt A rated fund returned 10.54%. The fixed income markets rallied sharply towards the end of the year as the slowdown in the U.S. economy accelerated and broadened faster than most market participants had anticipated. In the final months of the year, the monthly NAPM report fell to levels that signal recession. Corporate profits declined sharply and as expectations of future earnings were revised down, businesses retrenched by shedding capacity and labor. Layoffs resulted in the recent rise in new unemployment claimants and weaker payroll growth. The Fed reacted quickly to these developments by moving to an easing bias at the December 19 meeting of the FOMC and then shocked the market by lowering Fed Funds rate by 50 bps in an inter-meeting move in early January. In reaction to these events, the fixed income markets rallied sharply with the 2-year U.S. Treasury yields down by 88 bps to end the year at 5.09% and the 10-year yields down by 69 bps to 5.11%.

PERFORMANCE ANALYSIS
As signs of deteriorating credit quality from stressed corporate balance sheets and persistent illiquidity in the corporate and high-yield sectors increased, we liquidated many of our holdings in mortgages, agencies, asset-backed securities, and corporates in the first quarter of 2000. We moved these assets into Treasuries, establishing an overweight position in the portfolio. During the second and third quarters, we added some yield to the portfolio by further repositioning it to an over-weighting in mortgages with the expectation that higher rates would slow prepayments and limit new supply. We remained significantly underweight in the corporate sector during the last three quarters, which benefited the portfolio as corporate spreads continued to widen. However, as the prospect of Fed easing became more likely, we began moving closer to a neutral position toward the end of the year.

The Fund's long duration position contributed to performance in 2000. In the first quarter, we shifted to a long duration position concentrated in the long end of the yield curve, as the continued fiscal surplus resulted in an increase in the paydown of outstanding U.S. Treasuries. This strategy produced positive results through the second quarter. In the third quarter, we

(1) The Salomon Brothers Broad Investment-Grade Bond Index (BIG) is a market-capitalized weighted index that includes fixed-rate Treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The Index is not available for direct investment and does not reflect any expenses.

neutralized our yield curve bias and shifted our long position into the five-year area of the yield curve as signs of an economic slowdown appeared. During the fourth quarter, we maintained a long duration position, increasing the position as further signs of slowing became apparent and moving much of our exposure to the shorter maturities in anticipation of an easing by the Fed. Our strategy paid off in December when the Fed moved to an easing bias and then lowered the Fed Funds rate in early January.

OUTLOOK
Early in 2001, we expect U.S. economic data to continue to soften and for growth to sink well below potential in the first half of the year. With U.S. growth slowing, we expect the Fed to continue to ease monetary policy. It is likely that the new administration will be successful in getting a tax cut through Congress. Falling private sector borrowing rates should provide some impetus to consumption and ease tight corporate credit conditions. All these sources of stimulus should lead growth to re-accelerate by the end of this year. The Treasury market already has largely priced this scenario. As a result, early in January we moved to a neutral duration position, looking for tactical opportunities that the market may present. The Fed's willingness to provide liquidity will tend, over time, to stabilize the credit sectors and lead to a narrowing of yield spreads. We will look for opportunities to increase our exposure to these sectors.

JAY GLADIEUX
JAMES J. DOUGHERTY
Portfolio Managers
J.P. MORGAN INVESTMENT MANAGEMENT INC.

PORTFOLIO COMPOSITION (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. AGENCY AND CORPORATE MORTGAGE BACKED            43.7%

U.S. Treasury and Agency                             21.0%
Corporate Investment Grade                           17.8%
Asset Backed Securities                              16.6%
Corporate High Yield                                  0.8%
Emerging Market Debt                                  0.2%

QUALITY BOND PORTFOLIO                               FOR THE YEAR ENDED 12/31/00
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT

LETTER TO POLICYHOLDERS (CONTINUED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

QUALITY BOND PORTFOLIO, MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT VS. SALOMON BROTHERS BROAD INVESTMENT-GRADE BOND INDEX
Growth Based on $10,000+

             QUALITY BOND PORTFOLIO,       SALOMON BROTHERS

                     managed by JPMIM               BIG Index
5/1/96                           $10,000              $10,000
6/30/96                          $10,095              $10,123
9/30/96                          $10,140              $10,311
12/31/96                         $10,577              $10,623
3/31/97                          $10,488              $10,567
6/30/97                          $10,845              $10,948
9/30/97                          $11,190              $11,311
12/31/97                         $11,495              $11,645
3/31/98                          $11,706              $11,833
6/30/98                          $11,983              $12,106
9/30/98                          $12,481              $12,608
12/31/98                         $12,469              $12,660
3/31/99                          $12,390              $12,602
6/30/99                          $12,209              $12,486
9/30/99                          $12,277              $12,576
12/31/99                         $12,277              $12,556
3/31/00                          $12,541              $12,831
6/30/00                          $12,725              $13,054
9/30/00                          $13,080              $13,451
12/31/00                         $13,679              $14,016

                                             Average Annual Return(1)
                                      1 Year       3 Year      Since Inception+

Quality Bond Portfolio,
--     managed by JPMIM               11.42%        5.93%             6.97%
--     Salomon Brothers BIG Index     11.63%        6.37%             7.50%

+Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Quality Bond Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

SELECT EQUITY PORTFOLIO                              FOR THE YEAR ENDED 12/31/00
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT

LETTER TO POLICYHOLDERS

MARKET ANALYSIS
The Select Equity Portfolio returned -6.18% for the year ended December 31,2000. The Lipper Growth and Income Average was up 0.8% during the year. Our investment approach, which selects stocks which are the most undervalued relative to their LONGER TERM earnings and cash flow prospects, proved effective in a market more driven by fundamentals as the fund outperformed the S&P 500 by about 3%. 2000 was a tale of two cities as the first quarter was characterized by an over heating economy, sky high technology valuations and internet related stocks priced to perfection. The second half of 2000 saw dramatic declines in the U.S. Equity markets, coinciding with the fed monetary policy tightening, as the S&P 500(1) ended the year losing over 9% of its value and the Nasdaq losing over 30%. The drop was dominated by a huge sell off in technology and telecommunications stocks precipitated by numerous earnings down grades and disappointments. The increased fear of a recession in 2001 placed added downward pressure on the market due to the economic slow down ending the year. However, despite poor performance in the broad market, 2000 was a turbulent year with significant dispersion in returns between sectors and investment styles. Value outperformed growth by 30%, technology stocks reached new lows not witnessed in over a year, and the internet bubble burst as well known companies such as Pets.com, CDNow and Priceline's Webhouse Club all closed their doors.

By contrast, nine of the sixteen sectors we track actually gained value during 2000: utilities (53.1%), health service & systems (50.7%), insurance (37.9%), pharmaceuticals (34.1%), capital markets (26.6%), finance (25.8%), energy (20.2%), consumer stable (13.7%), and industrial cyclical (0.1%). An equal weighted version of the S&P 500 index would have produced over 3% lower returns. This demonstrates how the small names in the index performed worst than the larger more liquid stocks.

PERFORMANCE ANALYSIS
Like the market, the sector performance within the fund showed both a wide distribution of individual returns. Stock selection among pharmaceuticals issues was particularly beneficial. Alza corp gained 129% with the introduction of Concerta, a once a day treatment for children with Attention Deficit Disorder. Philip Morris (+105%) also performed well as a result of a move by investors into value stocks, news that litigation problems have subsided a little and its purchase of Nabisco with its subsequent Kraft food division IPO. Underweighting internet bellwether Yahoo!, which underperformed during the year with other internet issues, also contributed to results. On the other hand, stock picks in technology performed poorly. Computer Associates was the worst performer in the portfolio, losing 63% of its value as it restated earnings and lowered forecasts. Overweighting E trade Group, whose 66% loss underperformed its sector by over 93%, also hurt results.

OUTLOOK
The Federal Reserve's actions during the first quarter of 2001 will set the stage for economic growth during the year. The slowing economy and lowered corporate spending, combined with earnings disappointments, has investors nervous about equity markets heading into the new year. However, the 50 basis point interest rate cut by the fed early in the new year leads to signs that a soft landing might still be achievable and therefore a brighter outlook for equities.

THOMAS M. LUDDY
JAMES RUSSO
Portfolio Managers
J.P. MORGAN INVESTMENT MANAGEMENT INC.

TOP 10 PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

OTHER                    17.9%

Technology               16.8%
Industrial
Cyclical                 14.0%
Drugs                    11.9%
Energy                    7.9%
Capital Markets           7.0%
Finance                   6.5%
Consumer Staples          6.4%
Services                  5.9%
Telecommunications        5.7%

(1) The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 12/31/00

%                                                     of portfolio

General Electric Co.                                    4.3
Exxon Mobil Corp.                                       3.9
Citigroup, Inc.                                         3.5
Tyco International Ltd.                                 3.5
Cisco Systems, Inc.                                     3.1
Philip Morris Co., Inc.                                 2.2
Sun Microsystems, Inc.                                  2.2
Microsoft Corp.                                         2.2
Chevron Corp.                                           2.1
Pharmacia Corp.                                         2.1

SELECT EQUITY PORTFOLIO                              FOR THE YEAR ENDED 12/31/00
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT

LETTER TO POLICYHOLDERS (CONTINUED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SELECT EQUITY PORTFOLIO, MANAGED BY
J.P. MORGAN INVESTMENT MANAGEMENT VS. S&P 500 INDEX
Growth Based on $10,000+

SELECT EQUITY PORTFOLIO,                 S&P 500

                     managed by JPMIM      Index
5/96                          $10,000    $10,000
6/96                           $9,852    $10,297
9/96                          $10,004    $10,615
12/96                         $10,837    $11,499
3/97                          $10,932    $11,808
6/97                          $12,966    $13,869
9/97                          $14,372    $14,908
12/97                         $14,224    $15,336
3/98                          $15,930    $17,475
6/98                          $16,147    $18,052
9/98                          $14,384    $16,256
12/98                         $17,496    $19,718
3/99                          $17,779    $20,700
6/99                          $19,476    $22,160
9/99                          $16,955    $20,777
12/99                         $19,195    $23,868
3/00                          $19,814    $24,415
6/00                          $19,008    $23,768
9/00                          $19,419    $23,540
12/00                         $18,008    $21,699

                            Average Annual Return(1)
                                     1 Year       3 Year       Since Inception+

Select Equity
--     Portfolio,
managed by JPMIM                     -6.18%         8.04%            13.41%
--     S&P 500 Index                 -9.09%        12.26%            18.06%

+Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Select Equity Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

LARGE CAP STOCK PORTFOLIO                            FOR THE YEAR ENDED 12/31/00
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT

LETTER TO POLICYHOLDERS

MARKET ANALYSIS
The Large Cap Stock Portfolio returned -11.55 for the year ended December 31, 2000. The Lipper Growth and Income Average was up 0.8% during the year, while the S&P 500(1) returned -9.1%. 2000 was a tale of two cities as the first quarter was characterized by an over heating economy, sky high technology valuations and internet related stocks priced to perfection. The second half of 2000 saw dramatic declines in the U.S. Equity markets, coinciding with the fed monetary policy tightening, as the S&P 500 ended the year losing over 9% of its value and the Nasdaq losing over 30%. The drop was dominated by a huge sell off in technology and telecommunications stocks precipitated by numerous earnings down grades and disappointments. The increased fear of a recession in 2001 placed added downward pressure on the market due to the economic slow down ending the year. However, despite poor performance in the broad market, 2000 was a turbulent year with significant dispersion in returns between sectors and investment styles. Value outperformed growth by 30%, technology stocks reached new lows not witnessed in over a year, and the internet bubble burst as well known companies such as Pets.com, CDNow and Priceline's Webhouse Club all closed their doors.

By contrast, nine of the sixteen sectors we track actually gained value during 2000: utilities (53.1%), health service & systems (50.7%), insurance (37.9%), pharmaceuticals (34.1%), capital markets (26.6%), finance (25.8%), energy (20.2%), consumer stable (13.7%), and industrial cyclical (0.1%). An equal weighted version of the S&P 500 index would have produced over 3% lower returns. This demonstrates how

(1) The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

TOP 10 PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

OTHER                     14.9%

Healthcare/Drugs          13.8%
Capital Markets            7.4%
Consumer Staples           6.7%
Retail                     6.0%
Finance                    6.0%
Telecommunications         5.6%
Energy                     7.6%
Technology                20.6%
Industrial Cyclical       11.4%

the small names in the index performed worst than the larger more liquid stocks.

PERFORMANCE ANALYSIS

Like the market, the sector performance within the fund showed a wide distribution of individual returns. Stock selection among pharmaceuticals issues was particularly beneficial. Alza corp gained 129% with the introduction of Concerta, a once a day treatment for children with Attention Deficit Disorder. Philip Morris (+105%) also performed well as a result of investors moving into value stocks, news that litigation problems have subsided a little and its purchase of Nabisco with subsequent Kraft food division IPO. On the down side, stock selection in technology, specifically hardware, semiconductors and software & services, detracted from performance. An underweight in Oracle was the worst performer in the portfolio as the stock gained 5.6% and outperformed its sector by over 49%. Overweighting Cedent Corp., whose 63% loss underperformed its sector by over 57%, also hurt results.

OUTLOOK
The Federal Reserve's actions during the first quarter of 2001 will set the stage for economic growth during the year. The slowing economy and lowered corporate spending, combined with earnings disappointments, has investors nervous about equity markets heading into the new year. However, the 50 basis point interest rate cut by the fed early in the new year leads to signs that a soft landing might still be achievable and therefore a brighter outlook for equities.

NANETTE BUZIAK
TIMOTHY DEVLIN
JOSEPH GILL
Portfolio Managers
J.P. MORGAN INVESTMENT MANAGEMENT INC.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 12/31/00

%                                                  of portfolio

General Electric Co.                                    4.0
Citigroup, Inc.                                         3.2
Exxon Mobil Corp.                                       3.1
Cisco Systems, Inc.                                     2.8
Pfizer, Inc.                                            2.5
Merck & Co., Inc.                                       2.2
Philip Morris Co., Inc.                                 1.9
Oracle Corp.                                            1.8
Wal-Mart Stores, Inc.                                   1.7
Microsoft Corp.                                         1.6

LARGE CAP STOCK PORTFOLIO                            FOR THE YEAR ENDED 12/31/00
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT

LETTER TO POLICYHOLDERS (CONTINUED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

LARGE CAP STOCK PORTFOLIO, MANAGED BY
J.P. MORGAN INVESTMENT MANAGEMENT VS. S&P 500 INDEX
Growth Based on $10,000+

LARGE CAP STOCK PORTFOLIO,                 S&P 500

                        managed by JPMIM     Index
5/96                             $10,000   $10,000
6/96                             $10,237   $10,297
9/96                             $10,419   $10,615
12/96                            $11,467   $11,499
3/97                             $11,724   $11,808
6/97                             $13,863   $13,869
9/97                             $14,902   $14,908
12/97                            $15,238   $15,336
3/98                             $17,516   $17,475
6/98                             $18,192   $18,052
9/98                             $16,400   $16,256
12/98                            $20,161   $19,718
3/99                             $20,840   $20,700
6/99                             $22,731   $22,160
9/99                             $21,170   $20,777
12/99                            $23,717   $23,868
3/00                             $24,176   $24,415
6/00                             $23,206   $23,768
9/00                             $22,680   $23,540
12/00                            $20,978   $21,699

                                             Average Annual Return(1)
                                     1 Year        3 Year      Since Inception+

Large Cap Stock Portfolio,
--     managed by JPMIM             -11.55%        11.23%            17.18%
--     S&P 500 Index                 -9.09%        12.26%            18.06%

+Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Large Cap Stock Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

INTERNATIONAL EQUITY PORTFOLIO                       FOR THE YEAR ENDED 12/31/00
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT

LETTER TO POLICYHOLDERS

MARKET ANALYSIS
The International Equity Portfolio returned -16.76% for the year ended December 31,2000. The portfolio underperformed the benchmark, MSCI EAFE Index(1), which returned -14.01% for the same time period. The year was difficult for international equity markets. The start of the period witnessed a continuation of last year's trends. Economic growth continued to look healthy around the world, and many of the so-called 'new-economy' sectors, particularly TMT (technology, media and telecom) continued to perform well. By the second quarter of the year the situation and market perception changed. Global investment markets began to focus on the upward trend in interest rates. The U.S. Federal Reserve, Bank of England, European Central Bank, and Bank of Japan, all raised rates during the year -- prompted by strong economic growth. By the end of the period, the mood was much darker, with concerns that rate rises in the U.S. had gone too far. Some commentators began to predict a hard landing for the U.S. economy, and as a consequence, a global slowing of economic growth.

PERFORMANCE ANALYSIS
Against this background, equity markets did not respond favorably, with most of the underperformance coming in the second half of the year. The Asian markets, both developed and emerging, did particularly badly. Among the larger markets Japan lagged; with many foreign investors taking profits post 1999's strong performance, and continued unwinding of cross-shareholdings negatively affecting the market.

Both the UK and Continental Europe outperformed, in relative terms, over the period. The investment climate was challenging for stock selection, particularly in Continental Europe and the United Kingdom. In particular, stock choices in the telecom and banking sectors held pack performance.

OUTLOOK

Looking forward, we remain cautious on Japan, with signs of the economy slowing. The UK remains attractively valued, compared to other markets, with inflation below target and the likelihood of interest rate cuts later in 2001.

NIGEL F. EMMETT
PAUL QUINSEE
Portfolio Managers
J.P. MORGAN INVESTMENT MANAGEMENT INC.

(1) The Morgan Stanley Capital International Europe, Australia and Far East Index is an unmanaged index and is an aggregate of 15 individual country indexes that collectively represent many of the major markets of the world. The Index does not include fees or expenses and is not available for direct investment.

COUNTRY ALLOCATION (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

JAPAN               21.9%

United Kingdom      21.1%
Other               11.7%
France              11.1%
Switzerland         10.5%
Germany              8.4%
Netherlands          5.6%
Spain                3.7%
Finland              3.2%
Italy                2.8%

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 12/31/00

%                                                  of portfolio

Vodafone Group Plc                                      2.9
GlaxoSmithKline Plc                                     2.5
Zurich Financial Services AG                            2.0
Allianz AG                                              2.0
BP Amoco Plc                                            1.9
Nokia Oyj                                               1.8
UBS AG                                                  1.8
Nestle S.A.                                             1.8
Total Fina                                              1.8
Vivendi Universal S.A.                                  1.8

INTERNATIONAL EQUITY PORTFOLIO                       FOR THE YEAR ENDED 12/31/00
MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT

LETTER TO POLICYHOLDERS (CONTINUED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

INTERNATIONAL EQUITY PORTFOLIO, MANAGED BY J.P. MORGAN INVESTMENT MANAGEMENT VS. MSCI EAFE INDEX
Growth Based on $10,000+

INTERNATIONAL EQUITY PORTFOLIO,                  MSCI EAFE

                              managed by JPMIM        Index
5/96                                   $10,000      $10,000
6/96                                   $10,172       $9,865
9/96                                   $10,142       $9,852
12/96                                  $10,859      $10,009
3/97                                   $11,032       $9,852
6/97                                   $12,003      $11,130
9/97                                   $12,090      $11,053
12/97                                  $11,491      $10,187
3/98                                   $12,913      $11,686
6/98                                   $13,189      $11,810
9/98                                   $11,008      $10,131
12/98                                  $13,107      $12,225
3/99                                   $13,372      $12,394
6/99                                   $13,851      $12,709
9/99                                   $14,230      $13,267
12/99                                  $16,846      $15,521
3/00                                   $17,085      $15,512
6/00                                   $16,159      $14,905
9/00                                   $14,746      $13,709
12/00                                  $14,023      $13,347

                                        Average Annual Return(1)
                                      1 Year       3 Year      Since Inception+

International Equity
--     Portfolio,
managed by JPMIM                      -16.76%       6.86%              7.50%
--     MSCI EAFE Index                -14.01%       9.42%              6.38%

+Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the International Equity Portfolio managed by J.P. Morgan Investment Management (JPMIM) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

BOND DEBENTURE PORTFOLIO                             FOR THE YEAR ENDED 12/31/00
MANAGED BY LORD, ABBETT & CO.

LETTER TO POLICYHOLDERS

The year 2000 proved to be a difficult credit environment for the high yield bond market. The yield spread, or difference in yield, between non-investment grade corporate bonds and Treasury securities of similar maturities continued to widen. By quarter-end, high-yield bonds yielded roughly 900 basis points more than comparable Treasuries, as investors continued to shun high-yield bonds in an overall flight to quality. Since bond prices move in the opposite direction of their yields, the prices on many high-yield bonds dropped to historic lows. Issuance of new bonds stayed low, as companies struggled to raise capital in a tight credit environment.

Several factors enabled your portfolio to perform better than the high-yield markets which were under considerable pressure throughout the year. First, your portfolio's continuing focus on quality helped during this volatile period. Your high-yield holdings are predominantly characterized by companies that have solid fundamentals, good revenue streams and healthy balance sheets. In general, we aim to avoid bonds issued by extremely risky venture capital-type companies. Second, your portfolio's diversified mix helped manage risk overall throughout the period. Third, your portfolio's mortgage-related securities -- GNMA's and FNMA's in particular -- performed very well, and as they appreciated in price to levels that we believe represented "peaks," we sold them off selectively, generating gains for the portfolio. In addition, your portfolio's allocation to convertible bonds added to performance, despite a difficult quarter for convertible bonds overall. We maintained your emphasis on investment-grade convertible bonds and your sizable position in high-quality, energy-related convertibles (oil and natural gas) substantially contributed to performance. Select convertibles issued by investment-grade companies in the pharmaceuticals sector, such as Glaxo and Novartis, also performed well, since many of these companies have shown solid earnings growth with healthy balance sheets. Finally, several of your high-quality convertibles issued by financial services companies performed very well for the period, also adding to performance.

Moving forward, the overall allocation mix of your portfolio will remain unchanged, with an emphasis on select high-yield bonds, and secondarily, on high-quality convertibles and U.S. government mortgage and agency securities. As select convertible bonds issued by financials services companies appreciate in price, we will consider reducing the number of these bonds in your portfolio and redeploying assets into other areas that we believe offer better value. We may also add some select technology convertibles, but only those issued by financially sound companies with high cash reserves relative to their debt. We will continue to perform rigorous, bottom-up research in our security selection.

We believe much of the worsening in high-yield bond market conditions this quarter was a result of investors' mounting concerns of a "hard landing" for the U.S. economy as well as due to the extreme volatility in equity markets. These concerns were fueled by signs of a slowing economy, and in particular, by an overriding sense of uncertainty regarding the outcome of the U.S. presidential election. However, with record levels of household income, consumer confidence high, and unemployment levels still historically low, we believe sufficient evidence points to the narrowing of yield spreads and an overall improvement in the high-yield bond markets in 2001.

CHRISTOPHER J. TOWLE
Portfolio Manager
LORD, ABBETT & CO.

TOP 10 CORPORATE HOLDINGS BY MARKET VALUE
As of 12/31/00

%                                                       of portfolio

GNMA Bond (8.0%, 5/15/30)                               6.9
GNMA Bond (8.0%, 5/15/30)                               5.9
Iron Mountain, Inc.                                     1.7
Swiss Life Financial Ltd. Convertible
(U.S.$)                                                 1.2
Harrah's Operating Co., Inc.                            1.1
Roche Holdings, Inc. Convertible (144A)                 1.1
AES Corp.                                               1.0
Lamar Media Corp.                                       1.0
TeleCorp PCS, Inc.                                      1.0
Gulf Canada Resources Ltd. (Yankee)                     1.0

TOP PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          HIGH YIELD                55.0%

Convertibles                        19.0%
U.S. Treasury and Agency            13.0%
High Grade/Investment Grade          8.0%
Other                                5.0%

BOND DEBENTURE PORTFOLIO                             FOR THE YEAR ENDED 12/31/00
MANAGED BY LORD, ABBETT & CO.

LETTER TO POLICYHOLDERS (CONTINUED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

BOND DEBENTURE PORTFOLIO, MANAGED BY LORD ABBETT VS. INDICES(2)
Growth Based on $10,000+


                                                               FIRST BOSTON

Bond Debenture Portfolio,                 Merrill Lynch All       High Yield            Salomon Brothers Broad
            managed by Lord Abbett     Convertible Index(2)         Index(2)   Investment High Grade Index(2)
5/96                        $10,000                  $10,000         $10,000                             $10,000
6/96                        $10,202                  $10,064         $10,103                             $10,123
9/96                        $10,718                  $10,283         $10,482                             $10,311
12/96                       $11,359                  $10,587         $10,945                             $10,623
3/97                        $11,433                  $10,667         $11,105                             $10,567
6/97                        $12,148                  $11,595         $11,584                             $10,948
9/97                        $12,779                  $12,792         $12,129                             $11,311
12/97                       $13,053                  $12,595         $12,324                             $11,645
3/98                        $13,711                  $13,644         $12,693                             $11,833
6/98                        $13,792                  $13,567         $12,853                             $12,106
9/98                        $13,198                  $12,037         $12,063                             $12,608
12/98                       $13,870                  $13,629         $12,393                             $12,660
3/99                        $14,083                  $14,346         $12,597                             $12,602
6/99                        $14,005                  $15,433         $12,743                             $12,486
9/99                        $13,813                  $15,364         $12,539                             $12,576
12/99                       $14,342                  $19,670         $12,800                             $12,556
3/00                        $14,480                  $21,020         $12,635                             $12,831
6/00                        $14,552                  $19,817         $12,692                             $13,054
9/00                        $14,872                  $20,280         $12,778                             $13,451
12/00                       $14,466                  $17,370         $12,131                             $14,016


                                                                            Average Annual Return(1)
                                                                    1 Year           3 Year      Since Inception+
                          Bond Debenture Portfolio,
                          managed by Lord Abbett                          0.87%      3.48%             8.22%
                          ----------------------                          -----      -----             -----

                          First Boston High Yield
--- - -                   Index(2)                                       -5.22%     -0.52%             4.23%
                          Salomon Brothers Broad
- - -                     Investment High Grade Index(2)                 11.63%      6.37%             7.50%
                          Merrill Lynch All
-  -                      Convertible Index(2)                          -11.69%     11.31%            12.56%

+Performance is shown from date of initial public offering, May 1, 1996.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Bond Debenture Portfolio managed by Lord Abbett and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The First Boston High Yield Index is representative of the lower rated debt (including straight-preferred stocks) investments in the portfolio; the Merrill Lynch All Convertible Index is representative of the equity-related securities in the portfolio; and Salomon Brothers Broad Investment High Grade Index is representative of the high-grade debt in the portfolio. The three indices chosen have elements of these three categories, but since there is no one index combining all three categories, these three separate indices may not be a valid comparison for the Portfolio. You may not directly invest in any of these indices. The indices do not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software and Bloomberg. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

MID-CAP VALUE PORTFOLIO                              FOR THE YEAR ENDED 12/31/00
MANAGED BY LORD, ABBETT & CO.

LETTER TO POLICYHOLDERS

Your portfolio's positive performance during the year was driven by strong gains in healthcare, basic materials and consumer staples companies due to superior stock selection. The healthcare services sector has been experiencing improving fundamentals all year, a trend we anticipate will continue to benefit the recent strong performance of many holdings. Caremark Rx, Inc. continued to be a strong performer as well as remaining a top ten holding. Other heath care winners include top ten holdings Varian Medical Systems and Health Net, Inc. as well as new holding DaVita, Inc. A strengthening in the basic materials sector was reflected with positive performance of many sector holdings. Potash Corporation of Saskatchewan, a leading fertilizer producer and Ball Corp., a major packaging manufacturer contributed strongly to positive performance.

After the very strong gains in the first part of 2000, utility and energy sector stocks gave back some performance during the fourth quarter, as the strong summer electric demand waned and investors realized many of the stocks' strong performance throughout the year. We still believe, however, that there is tremendous opportunity for investors as a result of the ongoing deregulation and consolidation of the U.S. electric utility industry. The peak and subsequent fall in oil prices of the last few months was reflected in the weak performance of your stocks of oil service companies. However, we expect to see improved earnings performance from these companies over the next several quarters.

As the first year of the new millennium begins, we believe that the potential long-term rewards in mid-cap value stocks are excellent. As evidence of an economic deceleration accumulates, investors are pushing down the valuation of entire sectors of the market. By the very nature or our investment discipline, this increases the number of opportunities for us to investigate and, eventually, include in your portfolio. We continue to believe that many of the stocks categorized as large-cap growth, especially technology companies, continue to fade from favor due to what we believe are high relative valuations combined with deteriorating fundamentals. As a result, we expect that value stocks will continue to perform well as we move into 2001.

EDWARD VON DER LINDE
Portfolio Manager
LORD, ABBETT & CO.

TOP 10 HOLDINGS BY MARKET VALUE
As of 12/31/00

%                                                of portfolio

Caremark Rx, Inc.                                         4.2
Varian Medical Systems, Inc.                              2.9
J.C. Penney Co., Inc.                                     2.8
TECO Energy, Inc.                                         2.6
Potash Corporation of Saskatchewan, Inc.                  2.5
Pactiv Corp.                                              2.4
Georgia-Pacific Corp.                                     2.4
Health Net, Inc.                                          2.3
IMC Global, Inc.                                          2.3
CBRL Group, Inc.                                          2.3

TOP PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

HEALTH CARE                     21.2%

Materials and Processing        17.4%
Consumer Discretionary          14.8%
Utilities                       13.4%
Financial Services              10.9%
Energy                           9.1%
Consumer Staples                 7.1%
Autos and Transportation         3.3%
Other                            2.8%

MID-CAP VALUE PORTFOLIO                              FOR THE YEAR ENDED 12/31/00
MANAGED BY LORD, ABBETT & CO.

LETTER TO POLICYHOLDERS (CONTINUED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MID-CAP VALUE PORTFOLIO, MANAGED BY LORD ABBETT VS. RUSSELL MIDCAP INDEX(2) Growth Based on $10,000+

MID-CAP VALUE PORTFOLIO,                 RUSSELL MIDCAP

               managed by Lord Abbett             Index(2)
8/97                          $10,000             $10,000
9/97                          $10,440             $10,440
12/97                         $10,490             $10,556
3/98                          $11,361             $11,697
6/98                          $11,308             $11,520
9/98                           $9,383              $9,813
12/98                         $10,606             $11,623
3/99                          $10,125             $11,568
6/99                          $11,829             $12,824
9/99                          $10,940             $11,723
12/99                         $11,211             $13,742
3/00                          $12,366             $15,129
6/00                          $13,198             $14,447
9/00                          $14,890             $15,719
12/00                         $17,139             $15,155

                                              Average Annual Return(1)
                                       1 Year       3 Year      Since Inception+

Mid-Cap Value Portfolio,
managed by Lord Abbett                 52.87%       17.76%             17.34%
                                       ------       ------             ------

- -    Russell Midcap Index(2)         10.28%       12.81%             13.13%

+Performance is shown from date of initial public offering, August 20, 1997.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Mid-Cap Value Portfolio managed by Lord Abbett and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The Russell Midcap Index measures the performance of the 800 smallest securities in the Russell 1000 Index, which represent approximately 35% of the total market capitalization. The index does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software and Bloomberg. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

LARGE CAP RESEARCH PORTFOLIO                         FOR THE YEAR ENDED 12/31/00
MANAGED BY LORD, ABBETT & CO.

LETTER TO POLICYHOLDERS

Equity markets were quite friendly to value investors for most of 2000. Many traditional, "old-economy" sectors saw the tide of investment dollars continue to flow back as many investors focused on reallocating their growth or tech-heavy portfolios to include companies with realized earnings, realistic growth forecasts and reasonable valuations. The obsession with speculative technology and Internet stocks, as well as with many large-cap growth stocks has clearly faded.

Your portfolio continued to focus on companies that have reacted favorably to the present macroeconomic and market environment -- namely a slowing U.S. economy, stabilizing interest rates and a return to fundamental value investing. You continued to hold companies in "defensive" sectors that provided stable returns over the past six months -- namely financial services and electric utilities, where we have found many undervalued companies with strong underlying business fundamentals. Stocks of electric utility companies continued to contribute considerably to performance for the quarter. Additionally, while you were still underweighted relative to the Index, stocks of financial services companies were still an area that generated healthy gains. You remained underweight in the technology and telecommunications sectors relative to the Index which contributed positively to your performance as these sectors saw negative returns during the fourth quarter. Additionally, your portfolio benefited from superior stock selection in both of these sectors. Two of your information technology holdings, PeopleSoft and Cadence Design Systems, both software companies, were strong performers.

Your holdings in stocks of companies involved in the production of industrial goods and basic materials finally came into their own during the fourth quarter, many of them posting double-digit gains. These sectors contained some of our "old favorites," and many of these names have only recently been garnering the interest of growth-weary investors. Thematically, we have seen an upturn in stocks of companies involved in aerospace due to increases in defense spending. We anticipate that these sectors will react favorably following the recent period of slower economic growth.

We believe the market will continue to adapt to the slowing growth rate of the U.S. economy. While most signs point in the direction of the Federal Reserve engineering a "soft landing," some investors believe it may be more difficult than that. The residual effects of previous interest rate hikes and excessively high energy costs have obviously caused consumers to retrench their spending. As a result, we believe we have not seen an end to widespread earnings disappointments based on lofty estimates made during more prosperous times. However, with inflation still under control and President Bush proposing future tax cuts, the key underpinnings of a bull market still seem to be in place. With interest rates low and likely moving irregularly lower, we plan to continue to position the portfolio to include economic and interest rate sensitive companies over the next six to nine months.

ROBERT MORRIS
Portfolio Manager
LORD, ABBETT & CO.

TOP 10 HOLDINGS BY MARKET VALUE
As of 12/31/00

%                                                      of portfolio

Exxon Mobil Corp.                                         4.6
First Data Corp.                                          3.3
Ace Ltd.                                                  3.0
Duke Energy Corp.                                         2.9
Boeing Co.                                                2.6
American Home Products Corp.                              2.5
Exelon Corp.                                              2.4
Cadence Design Systems, Inc.                              2.1
Dominion Resources, Inc.                                  2.1
HCA-The Healthcare Company                                2.1

TOP 10 PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FINANCIAL SERVICES              24.9%

Utilities                       15.8%
Energy                          13.8%
Materials and Processing        11.7%
Health Care                      7.1%
Technology                       6.4%
Consumer Staples                 5.4%
Other                            5.1%
Producer Durables                4.9%
Consumer Discretionary           4.9%

LARGE CAP RESEARCH PORTFOLIO                         FOR THE YEAR ENDED 12/31/00
MANAGED BY LORD, ABBETT & CO.

LETTER TO POLICYHOLDERS (CONTINUED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

LARGE CAP RESEARCH PORTFOLIO, MANAGED BY LORD ABBETT VS. S&P 500 INDEX(2) Growth Based on $10,000+

LARGE CAP RESEARCH PORTFOLIO,                  S&P 500

                     managed by Lord Abbett    Index(2)
8/97                                $10,000     $10,000
9/97                                $14,040     $10,251
12/97                                $9,926     $10,545
3/98                                $11,298     $12,016
6/98                                $11,452     $12,413
9/98                                $10,035     $11,178
12/98                               $12,014     $13,559
3/99                                $12,436     $14,234
6/99                                $13,631     $15,237
9/99                                $13,131     $14,286
12/99                               $15,083     $16,412
3/00                                $14,721     $16,788
6/00                                $14,361     $16,343
9/00                                $15,645     $16,186
12/00                               $16,984     $14,921

                                           Average Annual Return(1)
                                     1 Year       3 Year       Since Inception+

Large Cap Research
Portfolio,
managed by Lord Abbett               12.60%        19.59%            17.02%
                                     ------        ------            ------

- -    S&P 500 Index(2)              -9.09%        12.26%            12.61%

+Performance is shown from date of initial public offering, August 20, 1997.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Large Cap Research Portfolio managed by Lord Abbett and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns for the graph above were generated by Cova from CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

DEVELOPING GROWTH PORTFOLIO                          FOR THE YEAR ENDED 12/31/00
MANAGED BY LORD, ABBETT & CO.

LETTER TO POLICYHOLDERS

Volatility plagued the small company growth market for most of 2000. The stocks that fared the best were the more "defensive" names in non-cyclical sectors (e.g. foods, drugs and healthcare) -- those in which investors were confident that earnings expectations would be met. Conversely, many companies that spend heavily on capital equipment to increase capacity or relied largely on capital investments made by outside firms to drive their revenues made investors nervous, and many of their stocks suffered as a result. Slower U.S. economic growth coupled with widespread earnings shortfalls by several popular growth companies made many investors rethink their investment approach.

While performance suffered during the year, in line with much of the small-cap growth segment your portfolio was able to outperform the Russell 2000 Growth Index(1). Poor performance during the most recent quarter was experienced by most market sectors across the Index, with the technology companies seeing the most significant declines. Software companies that faced questions regarding future growth sales were particularly hard hit. Your portfolio was underweight in the technology sector relative to the Index, which aided your outperformance. However, the prior nine month valuation correction in this sector has been the largest hindrance to the year's performance. In general, the stocks of non-cyclical, consumer product companies served your portfolio well during the 4(th) quarter, as they tend to respond favorably to a slowing economy. The retail sector provided mixed results during the quarter, generating some of the largest gains and deepest losses. Investors flirted heavily with retail names over the course of the year, often moving in during downturns in the technology and biotech sectors and retreating during tech and biotech rallies. Careful stock picking had been the key to success in the retail sector, as investors have had the tendency to bid up prices on stocks of retail companies when good news hit the airways. The healthcare sector was one of the more "defensive" areas that provided some healthy gains in select company stocks. While there was widespread investor trepidation surrounding the recent presidential election and proposed healthcare spending, the stocks of many healthcare services companies were still able to post good relative performance.

(1) The Russell 2000 Growth Index is an unmanaged index and measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not include fees or expenses and is not available for direct investment.

As we move into 2001, we believe that the small-cap growth segment will produce attractive investment opportunities given the environment of slowing earnings growth for many large-cap companies. In addition, we expect that the recent outperformance enjoyed by small-cap value companies will stimulate investing in small cap growth companies. Coupled with the "soft landing" being engineered by the Federal Reserve, we believe we are likely to see earnings growth and renewed price appreciation among many small-growth companies across many sectors.

STEPHEN J. MCGRUDER
Portfolio Manager
LORD, ABBETT & CO.

TOP 10 HOLDINGS BY MARKET VALUE
As of 12/31/00

%                                                      of portfolio

Plantronics, Inc.                                         4.8
Timberland Co. (The)                                      3.8
OM Group, Inc.                                            2.4
Acxiom Corp.                                              2.3
Stillwater Mining Co.                                     2.2
Corporate Executive Board Co.                             2.1
Advanced Digital Information Corp.                        1.8
Louis Dreyfus Natural Gas Corp.                           1.8
Iron Mountain, Inc.                                       1.7
Skywest, Inc.                                             1.7

TOP 10 PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CONSUMER DISCRETIONARY          30.2%

Technology                      19.8%
Health Care                     14.8%
Producer Durables               10.7%
Energy                           7.7%
Materials and Processing         6.7%
Financial Services               4.1%
Autos and Transportation         3.4%
Consumer Staples                 1.7%
Other                            0.9%

DEVELOPING GROWTH PORTFOLIO                          FOR THE YEAR ENDED 12/31/00
MANAGED BY LORD, ABBETT & CO.

LETTER TO POLICYHOLDERS (CONTINUED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DEVELOPING GROWTH PORTFOLIO, MANAGED BY LORD ABBETT VS. RUSSELL 2000 INDEX(2) Growth Based on $10,000+

DEVELOPING GROWTH PORTFOLIO,                  RUSSELL 2000

                    managed by Lord Abbett            Index
8/97                               $10,000          $10,000
9/97                               $11,190          $10,730
12/97                              $10,552          $10,366
3/98                               $11,732          $11,436
6/98                               $11,419          $10,913
9/98                                $8,927           $8,702
12/98                              $11,248          $10,134
3/99                               $11,509           $9,584
6/99                               $13,020          $11,071
9/99                               $12,289          $10,369
12/99                              $14,901          $12,298
3/00                               $15,241          $13,170
6/00                               $13,146          $12,673
9/00                               $13,062          $12,816
12/00                              $12,089          $11,938

                                          Average Annual Return(1)
                                     1 Year       3 Year       Since Inception+

Developing Growth
Portfolio, managed by
Lord Abbett                         -18.87%         4.63%             5.79%
                                    -------         -----             -----

- -    Russell 2000 Index            -2.92%         4.82%             5.40%

+Performance is shown from date of initial public offering, August 20, 1997.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Developing Growth Portfolio managed by Lord Abbett and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The Russell 2000 Index is an unmanaged index consisting of the stocks of 2000 U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software and Bloomberg. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

LORD ABBETT GROWTH AND INCOME PORTFOLIO              FOR THE YEAR ENDED 12/31/00
MANAGED BY LORD, ABBETT & CO.

LETTER TO POLICYHOLDERS

Equity markets were quite friendly to value investors during most of 2000. Many traditional, "old-economy" sectors saw the tide of investment dollars continue to flow back as many investors focused on reallocating their growth or tech-heavy portfolios to include companies with realized earnings, realistic growth forecasts and reasonable valuations. The obsession with speculative technology and Internet stocks, as well as with many large-cap growth stocks, has clearly faded.

Your holdings in stocks of companies involved in the production of industrial goods and basic materials finally come into their own during the fourth quarter, many of them posting double-digit gains. Minnesota Mining and Manufacturing and Deere & Co. are two excellent examples of industrial stocks your portfolio held that returned strong performance for the quarter. Additionally, Dow Chemical was your portfolio's strongest materials sector performer. These sectors contained some of our "old favorites," and many of these names have only recently been garnering the interest of growth-weary investors. Thematically, we have seen an upturn in stocks of companies involved in aerospace due to increases in defense spending. We anticipate that these sectors will react favorably following the recent period of slower economic growth.

As the U.S. economy cooled during the fourth quarter, many of your holdings within the healthcare sector, a staple of consumer spending regardless of the state of the economy, helped boost returns. On the other hand, select energy sector stocks, which have done well for the year, slightly held back performance during the fourth quarter.

You remained underweight in the technology and telecommunications sectors relative to the Index, and virtually eliminated some of your larger names in these sectors. But as has been the theme for the past nine months, your remaining exposure in these beleaguered sectors hurt during the fourth quarter. Telecommunications services companies continued to experience difficulties during the quarter, as price competition caused several companies to miss earning estimates and to revise future growth forecasts.

We believe the market will continue to adapt to the slowing growth rate of the U.S. economy. While most signs point in the direction of the federal Reserve engineering a "soft landing," some investors believe it may be more difficult than that. The residual effects of previous interest rate hikes and excessively high energy costs have obviously caused consumers to retrench their spending. As a result, we believe we have not seen an end to the widespread earnings disappointments based on lofty estimates made during more prosperous times. However, with inflation still under control and President Bush proposing future tax cuts, the key underpinnings of a bull market still seem to be in place. With interest rates low and likely moving irregularly lower, we plan to continue to position the portfolio to include economic and interest rate sensitive companies over the next six to nine months.

W. THOMAS HUDSON JR.
Portfolio Manager
LORD, ABBETT & CO.

TOP 10 HOLDINGS BY MARKET VALUE
As of 12/31/00

%                                                      of portfolio

Ace Ltd.                                                  2.9
Dominion Resources, Inc.                                  2.8
Exxon Mobil Corp.                                         2.8
Coastal Corp.                                             2.6
Minnesota Mining & Manufacturing Co. (3M)                 2.6
Wells Fargo Co.                                           2.4
American Home Products Corp.                              2.4
Federal National Mortgage Association                     2.3
FirstEnergy Corp.                                         2.3
Exelon Corp.                                              2.2

TOP 10 PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          FINANCIAL SERVICES                 28.1%

Utilities                                    13.7%
Energy                                       13.6%
Health Care                                   9.0%
Materials and Processing                      9.0%
Producer Durables                             7.8%
Consumer Discretionary and Services           5.7%
Technology                                    5.1%
Other                                         4.8%
Autos and Transportation                      3.2%

LORD ABBETT GROWTH AND INCOME PORTFOLIO              FOR THE YEAR ENDED 12/31/00
MANAGED BY LORD, ABBETT & CO.

LETTER TO POLICYHOLDERS (CONTINUED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

LORD ABBETT GROWTH AND INCOME PORTFOLIO, MANAGED BY LORD ABBETT VS. S&P 500 INDEX(2)
Growth Based on $10,000+

LORD ABBETT GROWTH AND INCOME PORTFOLIO,                    S&P 500

                                   managed by Lord Abbett    Index(2)
1/99                                              $10,000     $10,000
3/99                                               $9,829     $10,117
6/99                                              $10,958     $10,830
9/99                                              $10,083     $10,154
12/99                                             $11,138     $11,665
3/00                                              $11,092     $11,933
6/00                                              $10,897     $11,616
9/00                                              $11,778     $11,505
12/00                                             $12,773     $10,605

                                                    Average Annual Return(1)
                                                    1 Year      Since Inception+

Lord Abbett Growth and Income
Portfolio, managed by Lord Abbett                   14.68%            13.15%
                                                    ------            ------

- -    S&P 500 Index(2)                             -9.09%             3.01%

+Performance is shown from date of initial public offering, January 8, 1999.

(1) "Total Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the LA Growth and Income Portfolio and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The S&P 500 Index is an unmanaged index generally considered to be representative of stock market activity.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by Cova from CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

BALANCED PORTFOLIO                                   FOR THE YEAR ENDED 12/31/00
MANAGED BY MISSISSIPPI VALLEY ADVISORS (FIRMCO)

LETTER TO POLICYHOLDERS

The stock market came into the year 2000 as a "Bull but left as a "Bear," with the S&P 500(1) falling -7.8% during the fourth quarter. This brought the full year loss to -9.1%, the worst performance for the S&P 500 since 1981. Technology stocks led the rout with the NASDAQ(2) plummeting -32.6% during the fourth quarter, bringing its annual loss to a staggering -38.8%. It was, however, a year of celebration for investors in small and mid-sized company stocks and for investors who follow a "value" style of stock selection. These sectors were left out of the party for the last few years and were due for a resurgence at the expense of big company growth stocks. The S&P MidCap 400(3) Index fell -3.9% during the quarter but rose +17.5% for the year, while the S&P SmallCap 600(4) rose +1.3% during the quarter and gained +11.8% for the year. With share prices well off their 2000 highs, inflation on the decline and the Federal Reserve lowering interest rates, we believe 2001 will be a year of above average returns for the stock market.

We began 2000 with the Federal Reserve raising short-term interest rates to slow a "red hot" U.S. economy. Initially, bond investors seemed to believe the Fed's actions would not matter as long-term interest rates ratcheted up and yield spreads between corporate bonds and Treasuries narrowed. Not too surprisingly, the Fed did matter. The economy slowed, Treasury bond prices surged ahead and corporate yield spreads widened-out to recession-like levels. As measured by the Lehman Brothers Aggregate Bond Index(5), the bond market provided a +11.6% total return for 2000, its best performance since 1995. U.S. Treasury and Agency securities were the best performing sectors, generating +13.5% and +12.8% returns, respectively. The mortgage-backed sector gained +11.1% while the widening in yield spreads held the corporate sector's return to +9.1%. Now that the Federal Reserve has adopted an expansionary interest rate policy, the bond market will eventually anticipate a re-acceleration in the economy, putting upward pressure on long-term rates. We expect the yield on the benchmark ten-year Treasury to bottom-out at 4.5% early in 2001 and then rise above 5.5% in the second half of the year. Short-term rates should sink below 5% before mid-year in response to additional rate cuts from the Fed and economic weakness. Corporate bonds (high yield in particular) are likely to be the best performing sector of the fixed income market.

BOB BERNSTEIN
Portfolio Manager
MISSISSIPPI VALLEY ADVISORS
DIVISION OF FIRMCO

(1) The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

(2) The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ.

(3) The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.

(4) The S&P SmallCap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization.

(5) The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of the taxable bonds in the U.S. market, with maturities of at least one year.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 12/31/00

%                                                      of portfolio

FNMA Bond (6.0%, 11/01/03)                                4.0
U.S. Treasury Note (6.625%, 5/15/07)                      3.4
U.S. Treasury Note (7.25%, 5/15/04)                       3.3
USA Education, Inc.                                       2.5
Sysco Corp.                                               2.3
U.S. Treasury Note (6.0%, 8/18/09)                        2.2
Norwest Financial                                         2.1
Masco Corp.                                               1.8
Eli Lilly & Co.                                           1.8
Baxter International, Inc.                                1.8

TOP PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              COMMON STOCKS                  62.5%

U.S. Treasury                                13.7%
Investment Grade Corporate Debt              11.5%
U.S. Govt. & Agency Mortgage Backed           6.9%
Other                                         5.4%

BALANCED PORTFOLIO                                   FOR THE YEAR ENDED 12/31/00
MANAGED BY MISSISSIPPI VALLEY ADVISORS (FIRMCO)

LETTER TO POLICYHOLDERS (CONTINUED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

BALANCED PORTFOLIO, MANAGED BY
MISSISSIPPI VALLEY ADVISORS VS. INDICES
Growth Based on $10,000+

BALANCED PORTFOLIO,                S&P 500    SALOMON BROTHERS

                 managed by MVA      Index          BIG Index(2)
7/97                    $10,000    $10,000               $10,000
9/97                    $10,510    $10,749               $10,332
12/97                   $10,601    $11,057               $10,637
3/98                    $11,346    $12,600               $10,808
6/98                    $11,327    $13,016               $11,058
9/98                    $10,760    $11,721               $11,517
12/98                   $12,013    $14,217               $11,564
3/99                    $12,139    $14,925               $11,511
6/99                    $12,887    $15,978               $11,405
9/99                    $12,222    $14,981               $11,487
12/99                   $12,870    $17,210               $11,468
3/00                    $12,859    $17,604               $11,720
6/00                    $12,871    $17,137               $11,924
9/00                    $12,740    $16,973               $12,286
12/00                   $13,093    $15,645               $12,802

                                           Average Annual Return(1)
                                    1 Year       3 Year      Since Inception+

Balanced Portfolio,
managed by MVA                       1.73%        7.28%             7.99%
                                     -----        -----             -----

- - - S&P 500 Index                -9.09%        12.26%            13.64%
Salomon Brothers
- -    BIG Index(2)                 11.63%        6.37%             7.31%

+Index is shown from the first full month since Portfolio's inception.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Balanced Portfolio managed by Mississippi Valley Advisors (MVA) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

(2) The Salomon Brothers Broad Investment-Grade Bond Index (BIG) is a market-capitalized weighted index that includes fixed-rate Treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The Index is not available for direct investment and does not reflect any expenses.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

EQUITY INCOME PORTFOLIO                              FOR THE YEAR ENDED 12/31/00
MANAGED BY MISSISSIPPI VALLEY ADVISORS (FIRMCO)

LETTER TO POLICYHOLDERS

The year 2000 was one that most investors would like to forget. Two major factors conspired to bring stocks down in the last twelve months -- inflation and corporate earnings. However, The Equity Income Portfolio bucked the trend by generating a +14.64% return compared to the Standard & Poor 500(1) losing -9.1%, S&P 500/Barra Value Index(2) gaining +6.06% and the Russell 1000 Index(3) down -7.78%.
The fund maintained a fully invested portfolio for most of 2000 with financials, utilities, energy and healthcare, the largest sectors weights, accounting for over 55% of the portfolio's assets. These were also four of the top performing sectors in 2000. A big contributor to performance was also the underweight in the technology sector, with less than 8% of the portfolio exposed to the volatile price movements of these stocks.

As we look forward to 2001 we see economic growth in a range of 2% -- 3% with no recession, inflation decelerating to 2.5%, bonds yields and interest rates declining, and unemployment relatively low. All should prove positive for stocks and the market in general.

As stated a year ago, the value sector holds above average return potential going forward with many worldwide economies recovering as the U.S. economy attempts to pull off the soft landing as directed by the Federal Reserve.

JOSEPH BELEW
Portfolio Manager
MISSISSIPPI VALLEY ADVISORS
DIVISION OF FIRMCO

(1) The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

(2) The S&P 500/BARRA Value Index is a capitalization-weighted index of all the stocks in the S&P 500 that have low price-to-book ratios.

(3) The Russell 1000 Index consists of the largest 1000 companies in the Russell 3000 Index. The Index represents the universe of large capitalization stocks from which most active money managers typically select. The Index does not include fees or expenses and is not available for direct investment.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 12/31/00

%                                                      of portfolio

USA Education, Inc.                                       3.5
Sungard Data Systems, Inc.                                2.7
Baxter International, Inc.                                2.6
Mellon Financial Corp.                                    2.4
Pharmacia Corp.                                           2.3
Federal National Mortgage Association                     2.3
Duke Energy Corp.                                         2.3
Masco Corp.                                               2.2
Comerica, Inc.                                            2.2
Heinz (H.J.), Co.                                         2.2

TOP 10 PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FINANCIAL SERVICES             26.9%

Utilities                      11.2%
Energy                          9.7%
Consumer Staples                9.2%
Health Care                     9.2%
Consumer Cyclicals              8.7%
Basic Materials                 8.6%
Technology                      7.7%
Communications Services         4.6%
Capital Goods                   4.2%

EQUITY INCOME PORTFOLIO                              FOR THE YEAR ENDED 12/31/00
MANAGED BY MISSISSIPPI VALLEY ADVISORS (FIRMCO)

LETTER TO POLICYHOLDERS (CONTINUED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

EQUITY INCOME PORTFOLIO, MANAGED BY
MISSISSIPPI VALLEY ADVISORS VS. RUSSELL 1000
Growth Based on $10,000+

EQUITY INCOME PORTFOLIO,                 RUSSELL 1000

                       managed by MVA            Index
7/97                          $10,000          $10,000
9/97                          $10,900          $10,864
12/97                         $11,269          $11,192
3/98                          $12,656          $12,688
6/98                          $12,427          $12,992
9/98                          $11,266          $11,637
12/98                         $12,323          $14,187
3/99                          $12,354          $14,776
6/99                          $13,700          $15,845
9/99                          $12,631          $14,782
12/99                         $12,632          $17,155
3/00                          $12,225          $17,878
6/00                          $12,239          $17,292
9/00                          $13,426          $17,404
12/00                         $14,481          $15,817

                                             Average Annual Return(1)
                                      1 Year       3 Year      Since Inception+

Equity Income Portfolio,
managed by MVA                        14.64%        8.71%            11.14%
                                      ------        -----            ------

- -    Russell 1000 Index            -7.80%        12.22%            14.00%

+Index is shown from the first full month since Portfolio's inception.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Equity Income Portfolio managed by Mississippi Valley Advisors (MVA) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

GROWTH & INCOME EQUITY PORTFOLIO                     FOR THE YEAR ENDED 12/31/00
MANAGED BY MISSISSIPPI VALLEY ADVISORS (FIRMCO)

LETTER TO POLICYHOLDERS

The equity markets were extremely volatile during the twelve months ended December 31, 2000 as traditional valuation and fundamental business analysis replaced price-momentum as the winning stock market strategy. Momentum investing held center stage until the markets peaked in March, when value-oriented strategies began to significantly outperform the major market indexes. Benefiting from the shift to a more value-oriented market, the S&P 500/BARRA Value Index(1) returned +6.1% in 2000. The Growth and Income Equity Fund returned -5.66% during the year while the S&P 500 Index(2) earned -9.1%.

The fund's investment performance and sector weightings are compared to a custom benchmark. The custom benchmark is an equally weighted combination of the Standard and Poor's 500 Index and the Standard and Poor's 500 Barra Value Index. This combination results in a more evenly distributed sector allocation versus the S&P 500 Index alone. The financial and technology sectors account for approximately 20% of the custom benchmark while the capital goods, communication services, consumer cyclical, consumer staples, energy and healthcare sectors each account for nearly 10% of the benchmark. The Growth and Income Equity Portfolio remains focused on companies able to generate positive unit growth in an increasingly competitive environment. Utility holdings Duke Energy Corporation and Excelon Corporation are positioned to benefit from the trend toward increased deregulation of the power market. Duke has capitalized on this trend with its growing energy trading and marketing operations while Excelon has significant power generating capabilities. Although year-over-year growth in advertising expenditures is expected to slow from last year's dot-com driven levels, Interpublic Group's advertising services are a critical sales driver in a slowing economy. Pharmaceutical manufacturer Bristol-Myers Squibb Company is expected to benefit from strong demographic trends and an enhanced political outlook, as well as a new focused strategy of divesting non-core pharmaceutical assets and a potential blockbuster product launch in 2001 ( VanLev for hypertension).

Looking ahead, we expect extreme stock price volatility and vicious sector rotation to continue as economic growth slows and corporate earnings expectations are adjusted to reflect the slower growth environment. However, slower economic growth means interest rates and inflation expectations are likely to decline, creating a very favorable backdrop for the stock market. We believe a diversified portfolio strategy emphasizing companies with strong fundamentals and consistent, predictable earnings growth is the key to success.

LEON DODGE
MARIAN ZENTMYER
Portfolio Manager
MISSISSIPPI VALLEY ADVISORS
DIVISION OF FIRMCO

(1) The S&P 500/BARRA Value Index is a capitalization-weighted index of all the stocks in the S&P 500 that have low price-to-book ratios.

(2) The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.

TOP 10 PORTFOLIO HOLDINGS BY MARKET VALUE
As of 12/31/00

%                                                      of portfolio

USA Education, Inc.                                       4.3
Eli Lilly & Co.                                           3.2
Heinz (H.J.), Co.                                         2.8
USX -- Marathon Group                                     2.4
Citigroup, Inc.                                           2.2
Safeway, Inc.                                             1.9
General Electric Co.                                      1.9
Verizon Communications, Inc.                              1.9
McGraw-Hill Companies, Inc. (The)                         1.9
SBC Communications Corp.                                  1.9

TOP 10 PORTFOLIO SECTORS (% of portfolio market value)
As of 12/31/00

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

FINANCIAL SERVICES             18.6%

Technology                     15.3%
Consumer Staples               13.6%
Health Care                    11.0%
Utilities                       5.3%
Energy                          7.6%
Capital Goods                   7.3%
Consumer Cyclicals              7.1%
Other                           9.1%
Communications Services         5.1%

GROWTH & INCOME EQUITY PORTFOLIO                     FOR THE YEAR ENDED 12/31/00
MANAGED BY MISSISSIPPI VALLEY ADVISORS (FIRMCO)

LETTER TO POLICYHOLDERS (CONTINUED)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH & INCOME EQUITY PORTFOLIO, MANAGED BY
MISSISSIPPI VALLEY ADVISORS VS. S&P 500 INDEX
Growth Based on $10,000+

GROWTH AND INCOME EQUITY PORTFOLIO,                   S&P 500

                                    managed by MVA       Index
7/97                                       $10,000    $10,000
9/97                                       $10,772    $10,749
12/97                                      $10,826    $11,057
3/98                                       $12,191    $12,600
6/98                                       $11,976    $13,016
9/98                                       $10,344    $11,721
12/98                                      $12,445    $14,217
3/99                                       $12,746    $14,925
6/99                                       $14,167    $15,978
9/99                                       $13,006    $14,981
12/99                                      $14,457    $17,210
3/00                                       $14,352    $17,604
6/00                                       $14,208    $17,137
9/00                                       $13,730    $16,973
12/00                                      $13,640    $15,645

                                           Average Annual Return(1)
                                    1 Year       3 Year      Since Inception+

Growth and Income Equity
Portfolio, managed by MVA          -5.66%         8.00%             9.25%
                                   ------         -----             -----

- -    S&P 500 Index               -9.09%        12.26%            13.64%

+Index is shown from the first full month since Portfolio's inception.

(1) "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Growth and Income Equity Portfolio managed by Mississippi Valley Advisors (MVA) and the return on the investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Portfolio operating expenses, but they do not include the administrative fee, the insurance risk charge, the annual contract maintenance charge or the 5% withdrawal charge imposed by the Cova variable annuity contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

Graph prepared by Cova. The index returns in the graph above were generated by CDA Wiesenberger HySales software. Comparison line graphs chart the hypothetical growth of $10,000 over a given historical period of time. Although data are gathered from reliable sources, accuracy and completeness cannot be guaranteed.

Cova Series Trust
Small Cap Stock Portfolio
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                         VALUE
DESCRIPTION                                         SHARES      (NOTE 1)
                                                    ------      --------

COMMON STOCKS - 93.9%
ADVERTISING - 0.6%
Getty Images, Inc.*...............................  14,300         $457,600
internet.com Corp.*................................. 6,600           39,187
Obie Media Corp.*.................................  14,100          108,394
                                                    ------          -------

                                                                    605,181

APPAREL RETAILERS - 1.4%
Abercrombie & Fitch Co.*..........................  21,200          424,000
Pacific Sunwear of California, Inc.*..............  38,000          973,750
                                                    ------          -------

                                                                  1,397,750

AUTOMOTIVE - 0.9%
Borg-Warner Automotive, Inc......................... 7,100          284,000
Monaco Coach Corp.*...............................  21,100          373,206
National R.V. Holdings, Inc.*.....................  18,500          213,906
                                                    ------          -------

                                                                    871,112

BANKING - 5.2%
American Capital Strategies, Ltd..................  11,000          277,062
AmeriCredit Corp.*................................  26,100          711,225
Bank United Corp..................................  14,900        1,015,994
City National Corp................................  15,800          613,237
Medallion Financial Corp..........................  28,700          419,737
MicroFinancial, Inc................................. 6,600           77,550
National Commerce Bancorp.........................  21,900          542,025
Net.B@nk, Inc.*...................................  31,000          203,437
NextCard, Inc.*...................................  38,300          306,400
Pacific Century Financial Corp....................  22,900          405,044
Waypoint Financial Corp.*.........................  18,400          202,400
Westamerica Bancorp................................. 7,800          335,400
                                                     -----          -------

                                                                  5,109,511

BEVERAGES, FOOD & TOBACCO - 0.9%
Keebler Foods Co..................................  21,100          874,331
                                                    ------          -------

BUILDING MATERIALS - 1.0%
Elcor Corp........................................  22,150          373,781
Omnicare, Inc.....................................  26,400          570,900
                                                    ------          -------

                                                                    944,681

CHEMICALS - 3.5%
Albemarle Corp....................................  26,100          645,975
Eden Bioscience Corp.*.............................. 5,200          155,675
Gentek, Inc.......................................  40,820          673,530
Georgia Gulf Corp.................................  40,600          692,737
Minerals Technologies, Inc.......................... 8,300          283,756
Wellman, Inc......................................  67,900          959,087
                                                    ------          -------

                                                                  3,410,760

COMMERCIAL SERVICES - 3.4%
Ciphergen Biosystems, Inc.*......................... 2,900           38,425
Core Laboratories N.V.*...........................  16,900          461,581
Deltagen, Inc.*...................................  13,600          141,950
DiamondCluster International, Inc. - Class A*.....  11,100          338,550
Diversa Corp.*...................................... 5,800          104,037
Exelixis, Inc.*..................................... 3,900           57,037

SECURITY                                                         VALUE
DESCRIPTION                                         SHARES      (NOTE 1)
                                                    ------      --------

COMMERCIAL SERVICES - CONTINUED
Isis Pharmaceuticals, Inc.*.......................  19,100         $202,938
Maxygen, Inc.*...................................... 5,100          124,950
MediChem Life Sciences, Inc.*.....................  10,100           46,712
On Assignment, Inc.*..............................  37,200        1,060,200
Trimeris, Inc.*..................................... 6,000          329,250
Wind River Systems, Inc.*.........................  13,400          457,275
                                                    ------          -------

                                                                  3,362,905

COMMUNICATIONS - 1.8%
Advanced Fibre Communications, Inc.*..............  32,000          578,000
Inet Technologies, Inc.*............................ 3,900          157,950
L-3 Communications Holdings, Inc.*.................. 5,900          454,300
Polycom, Inc.*...................................... 8,800          283,250
Turnstone Systems, Inc.*..........................  19,600          145,775
U.S. Wireless Corp.*..............................  23,100          101,062
Ulticom, Inc.*...................................... 2,600           88,562
                                                     -----           ------

                                                                  1,808,899

COMPUTER SOFTWARE & PROCESSING - 10.8%
Agile Software Corp.*.............................  13,100          646,812
Apropos Technology, Inc.*.........................  18,300          130,387
Certicom Corp.*...................................  20,400          415,650
Clarent Corp.*...................................... 8,000           90,500
Click2Learn.com, Inc.*............................  24,100          234,975
Corillian Corp.*..................................  15,000          180,000
DigitalThink, Inc.*...............................  33,200          566,475
E. Piphany, Inc.*................................... 4,500          242,719
Eclipsys Corp.*...................................  14,400          352,800
eFunds Corp.*.....................................  18,575          170,658
Espeed, Inc. - Class A*...........................  20,100          315,319
Informatica Corp.*................................  20,700          818,944
Innovative Solutions and Support, Inc.*............. 8,300          145,379
Internet Security Systems, Inc.*..................  14,500        1,137,344
Interwoven, Inc.*................................... 3,800          250,562
Metasolv Software, Inc.*..........................  14,000          127,750
Netegrity, Inc.*.................................... 8,550          464,906
Nuance Communications, Inc.*........................ 4,800          207,000
Peregrine Systems, Inc.*..........................  39,700          784,075
Precise Software Solutions Ltd.*.................... 7,800          193,050
Retek, Inc.*......................................  12,900          314,437
Saba Software, Inc.*..............................  24,600          387,450
SafeNet, Inc.*...................................... 3,700          173,900
SeeBeyond Technology Corp.*.......................  13,700          140,425
SmartForce Plc (ADR)*.............................  13,900          522,119
Source Information Management Co. (The)*            31,600          118,500
SynQuest, Inc.*...................................  15,500          114,312
Tumbleweed Communications Corp.*..................  21,600          369,563
Watchguard Technologies, Inc.*...................... 9,500          300,437
WebTrends Corp.*..................................  15,800          457,212
Witness Systems, Inc.*............................  18,000          243,000
                                                    ------          -------

                                                                 10,616,660

                             See notes to financial statements

Cova Series Trust
Small Cap Stock Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                         VALUE
DESCRIPTION                                         SHARES      (NOTE 1)
                                                    ------      --------

COMPUTERS & INFORMATION - 0.3%
M-Systems Flash Disk Pioneer Ltd.*................  19,200         $267,600
                                                    ------         --------

CONTAINERS & PACKAGING - 0.9%
Pactiv Corp.*.....................................  69,500          860,062
                                                    ------          -------

COSMETICS & PERSONAL CARE - 0.9%
Alberto-Culver Co. - Class B......................  21,200          907,625
                                                    ------          -------

ELECTRIC UTILITIES - 2.9%
Cleco Corp........................................  28,800        1,576,800
CMS Energy Corp...................................  39,300        1,245,319
                                                    ------        ---------

                                                                  2,822,119

ELECTRICAL EQUIPMENT - 0.8%
Active Power, Inc.*...............................  15,000          329,062
Capstone Turbine Corp.*...........................  13,800          386,398
Wilson Greatbatch Technologies, Inc.*............... 3,300           93,225
                                                     -----           ------

                                                                    808,685

ELECTRONICS - 4.4%
Alliance Fiber Optic Products, Inc.*................ 8,500           51,000
AXT, Inc.*........................................  14,200          469,487
C-Cube Microsystems, Inc.*........................  39,200          482,650
Caliper Technologies Corp.*......................... 4,900          230,300
DDi Corp.*.......................................... 9,700          264,325
Exar Corp.*.......................................  31,800          985,304
Garmin Ltd.*......................................  13,400          264,650
hi/fn, Inc.*......................................  17,400          478,500
JNI Corp.*.......................................... 6,400          145,200
Oplink Communications, Inc.*......................  21,800          391,037
Power-One, Inc.*.................................... 8,400          330,225
Silicon Image, Inc.*..............................  46,600          253,387
                                                    ------          -------

                                                                  4,346,065

ENTERTAINMENT & LEISURE - 2.3%
Adolor Corp.*....................................... 5,700          125,400
American Classic Voyages Co.*.....................  16,700          233,800
Anchor Gaming*....................................  21,800          850,200
Concord Camera Corp.*.............................  20,700          341,550
Lexar Media, Inc.*................................  26,800           25,125
Penn National Gaming, Inc.*.......................  22,300          227,181
WMS Industries, Inc.*.............................  21,400          430,675
                                                    ------          -------

                                                                  2,233,931

FINANCIAL SERVICES - 4.3%
Allied Capital Corp...............................  53,100        1,108,462
American Home Mortgage Holdings, Inc.*............  17,800           84,550
Ameritrade Holding Corp.*.........................  56,600          396,200
Doral Financial Corp..............................  27,100          655,481
Heller Financial, Inc.............................  36,900        1,132,369
Irwin Financial Corp................................ 3,400           72,037
Ocwen Financial Corp.*............................  32,500          207,188
Southwest Securities Group, Inc..................... 9,610          248,659

SECURITY                                                         VALUE
DESCRIPTION                                         SHARES      (NOTE 1)
                                                    ------      --------

FINANCIAL SERVICES - CONTINUED
W.P. Stewart & Co., Ltd.*.........................  10,700         $278,200
Web Street, Inc.*.................................  10,400            8,776
                                                    ------            -----

                                                                  4,191,922

FOREST PRODUCTS & PAPER - 1.7%
Buckeye Technologies, Inc.*.......................  46,500          653,906
Caraustar Industries, Inc.........................  47,500          445,313
Universal Forest Products, Inc....................  39,600          524,700
                                                    ------          -------

                                                                  1,623,919

HEALTH CARE PROVIDERS - 1.2%
Accredo Health, Inc.*............................... 6,950          348,803
Specialty Laboratories, Inc.*....................... 2,000           66,250
Triad Hospitals, Inc.*............................  21,900          713,119
                                                    ------          -------

                                                                  1,128,172

HEAVY CONSTRUCTION - 0.8%
McDermott International, Inc......................  74,400          799,800
                                                    ------          -------

HEAVY MACHINERY - 2.0%
Applied Industrial Technologies, Inc................ 4,800           98,700
Flowserve Corp.*..................................  14,700          314,213
IDEXX Corp........................................  13,100          433,938
Kennametal, Inc...................................  18,600          541,725
Optimal Robotics Corp.*...........................  17,500          587,344
                                                    ------          -------

                                                                  1,975,920

HOUSEHOLD PRODUCTS - 0.3%
Gentex Corp.*.....................................  13,100          243,988
                                                    ------          -------

INDUSTRIAL - DIVERSIFIED - 3.1%
Millipore Corp...................................... 5,000          315,000
Shaw Group, Inc.*.................................  26,600        1,330,000
Symyx Technologies, Inc.*.........................  16,500          594,000
Valmont Industries, Inc...........................  40,800          749,700
                                                    ------          -------

                                                                  2,988,700

INSURANCE - 4.2%
American Physicians Capital, Inc.*................  14,700          243,469
Hooper Holmes, Inc................................  57,900          640,374
MIIX Group, Inc...................................   3,700           27,750
Nationwide Financial Services, Inc. - Class A.....  15,400          731,500
Protective Life Corp..............................  34,500        1,112,625
StanCorp Financial Group, Inc.....................  15,900          759,225
W.R. Berkley Corp.................................  13,300          627,594
                                                    ------          -------

                                                                  4,142,537

LODGING - 0.5%
Station Casinos, Inc.*............................  35,700          533,269
                                                    ------          -------

MEDIA - BROADCASTING & PUBLISHING - 0.9%
Hearst-Argyle Television, Inc.*...................  25,100          512,981
Insight Communications Co., Inc.*.................  17,300          406,550
                                                    ------          -------

                                                                    919,531

MEDICAL SUPPLIES - 5.0%
August Technology Corp.*..........................  18,200          235,463
Bruker Daltonics, Inc.*............................. 6,500          153,156

                             See notes to financial statements

Cova Series Trust
Small Cap Stock Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                         VALUE
DESCRIPTION                                         SHARES      (NOTE 1)
                                                    ------      --------

MEDICAL SUPPLIES - CONTINUED
Cyberonics, Inc.*.................................  21,700         $504,525
Enzon, Inc.*......................................  10,200          633,038
Harvard Bioscience, Inc.*.........................   8,000           79,000
i-STAT Corp.*.....................................  24,000          634,500
Meade Instruments Corp.*..........................  28,000          183,750
Mettler-Toledo International, Inc.*...............  17,100          929,813
Molecular Devices Corp.*..........................   8,800          602,250
Physiometrix, Inc.*...............................  10,700          170,531
Priority Healthcare Corp. - Class B*..............   6,500          265,281
STAAR Surgical Co.*...............................  30,500          383,156
Transgenomic, Inc.*...............................   8,800           92,400
                                                     -----           ------

                                                                  4,866,863

METALS - 0.8%
Gulf Island Fabrication, Inc.*....................  12,600          229,163
Mueller Industries, Inc.*.........................  20,800          557,700
                                                    ------          -------

                                                                    786,863

OIL & GAS - 6.3%
Abraxas Petroleum Corp.*..........................  19,000           83,125
Atmos Energy Corp.................................  31,100          758,063
Evergreen Resources, Inc.*........................   8,500          328,313
Global Industries, Ltd.*..........................  18,600          254,588
Kinder Morgan, Inc................................  15,300          798,469
National-Oilwell, Inc.*...........................  36,400        1,408,225
Newfield Exploration Co.*.........................  25,200        1,195,425
Spinnaker Exploration Co.*........................  24,200        1,028,500
Westport Resources Corp.*.........................  16,200          355,388
                                                    ------          -------

                                                                  6,210,096

PHARMACEUTICALS - 8.6%
3 Dimensional Pharmaceuticals, Inc.*..............   4,400           65,175
Abgenix, Inc.*....................................  11,500          679,219
Akorn, Inc.*......................................  33,800          221,813
Arena Pharmaceuticals, Inc.*......................   4,200           65,100
Bindley Western Industries, Inc...................  18,700          777,219
Charles River Laboratories Intl., Inc.*...........  17,100          468,113
COR Therapeutics, Inc.*...........................   9,700          341,319
Durect Corp.*.....................................   3,700           44,400
Gilead Sciences, Inc.*............................   5,600          464,450
Human Genome Sciences, Inc.*......................   6,200          429,738
IDEC Pharmaceuticals Corp.*.......................   2,200          417,038
ImmunoGen, Inc.*..................................   6,000          128,625
Inhale Therapeutic Systems, Inc.*.................  13,817          697,759
Ligand Pharmaceuticals, Inc. - Class B*...........  53,600          750,400
Medarex, Inc.*....................................  22,900          933,175
Neurocrine Biosciences, Inc.*.....................  16,100          533,313
OSI Pharmaceuticals, Inc.*........................   3,000          240,375
POZEN, Inc.*......................................  13,888          253,456
Vertex Pharmaceuticals, Inc.*.....................  12,900          922,350
                                                    ------          -------

                                                                  8,433,037

SECURITY                                                         VALUE
DESCRIPTION                                         SHARES      (NOTE 1)
                                                    ------      --------

REAL ESTATE - 4.3%
Catellus Development Corp.*.......................  17,500         $306,250
Centerpoint Properties Corp. (REIT)...............  14,500          685,125
CoStar Group, Inc.*...............................   8,600          203,175
Cousins Properties, Inc. (REIT)...................  30,100          840,919
General Growth Properties, Inc. (REIT)............  13,300          481,294
Manufactured Home Communities, Inc. (REIT)........  11,800          342,200
Mission West Properties, Inc. (REIT)..............  24,600          341,325
Post Properties, Inc. (REIT)......................  25,567          960,360
                                                    ------          -------

                                                                  4,160,648

RESTAURANTS - 0.1%
California Pizza Kitchen, Inc.*...................   5,100          144,075
                                                     -----          -------

RETAILERS - 1.2%
BJ's Wholesale Club, Inc.*........................   6,900          264,788
Cost Plus, Inc.*..................................  18,000          528,750
School Specialty, Inc.*...........................  16,800          337,050
                                                    ------          -------

                                                                  1,130,588

TELEPHONE SYSTEMS - 1.2%
Boston Communications Group, Inc.*................   3,200           89,200
ECtel Ltd.*.......................................  11,900          136,106
Flag Telecom Holdings Ltd.*.......................  41,600          260,000
IBasis, Inc.*.....................................  25,100          103,538
ITXC Corp.*.......................................  19,300          133,894
SBA Communications Corp.*.........................   5,200          213,525
TeleCommunication Systems, Inc.*..................   8,400           28,350
Wireless Facilities, Inc.*........................   4,500          163,125
                                                     -----          -------

                                                                  1,127,738

TEXTILES, CLOTHING & FABRICS - 1.7%
Coach, Inc.*......................................   9,300          267,375
Genesco, Inc.*....................................  39,900          975,056
Skechers U.S.A., Inc.*............................  11,700          181,350
Vans, Inc.*.......................................  14,100          238,819
                                                    ------          -------

                                                                  1,662,600

TRANSPORTATION - 3.7%
C.H. Robinson Worldwide, Inc......................  27,900          877,106
GATX Corp.........................................  14,300          713,213
Skywest, Inc......................................  31,400          902,750
Werner Enterprises, Inc...........................  46,475          790,075
Willis Lease Finance Corp.*.......................  34,400          344,000
                                                    ------          -------

                                                                  3,627,144

Total Common Stocks (Cost $85,870,216)                           91,945,287
                                                                 ----------

CONVERTIBLE PREFERRED STOCKS - 0.1%
FINANCIAL SERVICES - 0.1%
Amcv Capital Trust I (Cost $195,000)*.............  3,900           108,225
                                                    -----           -------

                             See notes to financial statements

Cova Series Trust
Small Cap Stock Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

PAR                          SECURITY                               VALUE
AMOUNT                    DESCRIPTION                             (NOTE 1)
                          -----------                             --------

PAR            SHORT-TERM INVESTMENTS - 11.8%
$393,582       American Express II, 6.63%,
                  due 01/18/01(a)...................                 $393,582
787,163        Bank of America, 6.67%, due
                  03/22/01(a).......................                  787,163
787,162        Bank of Montreal, 6.563%, due
                  01/05/01(a).......................                  787,162
2,361,485      Bank of Nova Scotia, 6.67%,
                  due 01/05/01(a)...................                2,361,485
787,162        Bank of Nova Scotia I, 6.63%,
                  due 01/19/01(a)...................                  787,162
1,574,323      Bayerische Hypovereinsbank,
                  5.50%, due 01/02/01(a)............                1,574,323
371,525        Bayerische Hypovereinsbank I,
                  6.63%, due 02/01/01(a)............                  371,525
393,583        First Union National Bank,
                  6.67%, due 05/09/01(a)............                  393,583
925,630        Fleet National Bank, 6.85%,
                  due 04/30/01(a)...................                  925,630
834,960        Goldman Sachs, 6.71%, due
                  02/13/01(a).......................                  834,960
2,361,485      Merrimac Cash Fund-Premium
                  Class, 6.50%, due
                  01/02/01(a).......................                2,361,485
                  ------------                                      ---------

Total Short-Term Investments
(Cost $11,578,060)                                                 11,578,060
                                                                   ----------

TOTAL INVESTMENTS - 105.8%
(Cost $97,643,276)                                                  103,631,572

               Other Assets and Liabilities (net) -
               (5.8%)                                              (5,688,299)
               ------                                              -----------

TOTAL NET ASSETS - 100.0%                                           $97,943,273
                                                                    ===========

                              PORTFOLIO FOOTNOTES:

*       Non-income producing security.


  (a) Represents investment of collateral received from securities lending transactions.

  ADR - American Depositary Receipt

  REIT - Real Estate Investment Trust

  See notes to financial statements
                                       31

Cova Series Trust Quality Bond Portfolio
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

PAR                          SECURITY                                             VALUE
AMOUNT                    DESCRIPTION                 COUPON     MATURITY       (NOTE 1)
                          -----------                 ------     --------       --------

               DOMESTIC BONDS & DEBT
                  SECURITIES - 96.4%
               ASSET BACKED SECURITIES - 17.1%
$2,500,000     AmeriCredit Auto Receivable            5.960%     03/12/2006      $2,510,587
                  Trust 1999-B A4.
2,500,000      Associates Automobile                  6.820%     02/15/2005       2,521,330
                  Receivables Trust.
1,500,000      Carco Auto Loan Master                 5.780%     03/15/2004       1,498,013
                  Trust.
360,000        Citibank Credit Card Master            5.500%     02/15/2006         355,602
                  Trust.
1,230,000      Citibank Credit Card Master            6.150%     03/10/2011       1,203,468
                  Trust.
2,500,000      Dailmer-Benz Vehicle Trust...........  5.220%     12/22/2003       2,476,763
1,500,000      First USA Credit Card Master           6.420%     03/17/2005       1,514,018
                  Trust.
340,000        Fleet Credit Card Master               7.020%     02/15/2008         354,630
                  Trust.
60,000         MBNA Master Credit Card                6.900%     01/15/2008          62,292
                  Trust.
595,000        Money Store Home Equity Trust          6.485%     12/15/2038         595,455
                  (The).
500,000        Peco Energy Transition                 5.800%     03/01/2007         495,088
                  Trust.
915,000        Residential Asset Securities           7.365%     09/25/2016         918,742
                  Corp
915,000        Residential Asset Securities           7.355%     01/25/2026         932,592
                  Corp
450,000        UBS PFD Funding Trust................  8.622%     10/29/2049         473,228
               ----------------------                 ------     ----------         -------

                                                                                 15,911,808

               AUTOMOTIVE - 0.6%
625,000        Ford Motor Credit Co.................  5.750%     02/23/2004         605,411
               --------------------                   ------     ----------         -------

               BANKING - 4.5%
450,000        Capital One Bank.....................  8.250%     06/15/2005         455,537
920,000        First Union National Bank............  7.800%     08/18/2010         950,635
225,000        Fleet Capital Ltd....................  7.920%     12/11/2026         209,784
415,000        ING Capital Funding Trust              8.439%     12/31/2049         423,054
                  III.
600,000        Qwest Capital Funding                  7.750%     08/15/2006         614,089
                  (144A)(a).
1,500,000      Wachovia Corp........................  6.700%     06/21/2004       1,514,457
               --------------                         ------     ----------       ---------

                                                                                  4,167,556

               BEVERAGES, FOOD & TOBACCO - 0.2%
175,000        Smithfield Foods, Inc................  7.625%     02/15/2008         164,281
               ----------------------                 ------     ----------         -------

               COLLATERALIZED MORTGAGE OBLIGATIONS - 18.8%
211,463        Banc of America Commercial             7.109%     11/15/2008         219,604
                  Mortgage, Inc.
2,400,000      Chase Manhattan Bank - First           7.439%     07/15/2009       2,547,732
                  Union National
1,980,000      Commercial Mortgage Acceptance         6.030%     03/15/2008       1,949,855
                  Corp
715,000        Credit Suisse First Boston             7.290%     09/15/2009         753,942
                  Mortgage Securities Corp
2,000,000      Credit Suisse First Boston             7.545%     04/15/2010       2,137,604
                  Mortgage Securities Corp
1,905,315      First Nationwide Trust...............  6.500%     10/19/2029       1,846,694
1,655,000      First Union Commercial                 6.070%     10/15/2008       1,629,743
                  Mortgage
240,000        First Union-Lehman Brothers            6.600%     05/18/2007         244,032
                  Co
1,730,000      First Union-Lehman Brothers            6.650%     12/18/2007       1,764,479
                  Co
1,500,000      Morgan Stanley Capital,                6.170%     10/03/2008       1,477,185
                  Inc.
2,800,000      Nationslink Funding Corp.............  6.316%     11/20/2008       2,799,115
175,000        PNC Mortgage Acceptance                7.300%     09/12/2010         184,326
                  Corp

                                                                                 17,554,311

               COMMUNICATIONS - 1.0%
985,000        Tele-Communications TCI                7.875%     02/15/2026         965,052
                  Group.

               ELECTRIC SERVICES - 0.5%
480,000        Dominion Resources, Inc..............  7.625%     07/15/2005         501,136
               ------------------------               ------     ----------         -------

               ELECTRIC UTILITIES - 0.3%
275,000        Xcel Energy, Inc.....................  7.000%     12/01/2010         273,172
               ----------------                       ------     ----------         -------

               FINANCIAL SERVICES - 1.9%
1,800,000      General Motors Acceptance              6.850%     06/17/2004       1,800,785
                  Corp

                             See notes to financial statements

Cova Series Trust
Quality Bond Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)


PAR                          SECURITY                                             VALUE
AMOUNT                    DESCRIPTION                 COUPON     MATURITY       (NOTE 1)
                          -----------                 ------     --------       --------
               FOOD RETAILERS - 0.3%
$275,000       Kroger Co............................  7.250%     06/01/2009        $280,974
               ----------                             ------     ----------        --------

               INSURANCE - 0.7%
600,000        AXA..................................  8.600%     12/15/2030         619,535
               ----                                   ------     ----------         -------

               LODGING - 0.1%
110,000        Felcor Lodging LP....................  9.500%     09/15/2008         109,450
               ------------------                     ------     ----------         -------

               MEDIA - BROADCASTING & PUBLISHING - 2.0%
450,000        Clear Channel Communications,          7.875%     06/15/2005         468,157
                  Inc.
455,000        Cox Communications, Inc..............  7.750%     11/01/2010         473,329
250,000        Fox Liberty Networks LLC.............  8.875%     08/15/2007         256,250
600,000        News America Holdings, Inc...........  8.500%     02/15/2005         623,763
30,000         News America Holdings, Inc...........  7.700%     10/30/2025          27,336
               --------------------------             ------     ----------          ------

                                                                                  1,848,835

               OIL & GAS - 1.8%
200,000        Dynegy, Inc..........................  6.875%     07/15/2002         200,145
450,000        Dynegy, Inc..........................  7.450%     07/15/2006         461,161
500,000        Sonat, Inc...........................  7.625%     07/15/2011         519,000
430,000        Tosco Corp...........................  8.125%     02/15/2030         464,478
               ----------                             ------     ----------         -------

                                                                                  1,644,784

               RETAILERS - 0.3%
230,000        Lowe's Co., Inc......................  7.500%     12/05/2005         234,861
               ----------------                       ------     ----------         -------

               TELEPHONE SYSTEMS - 1.4%
680,000        British Telecom Plc..................  8.125%     12/15/2010         690,364
250,000        Global Crossing Ltd..................  9.125%     11/15/2006         240,625
455,000        Liberty Media Group..................  8.250%     02/01/2030         416,185
               --------------------                   ------     ----------         -------

                                                                                  1,347,174

               U.S. GOVERNMENT AGENCY - 8.5%
1,650,000      Federal Home Loan Mortgage             6.875%     09/15/2010       1,762,215
                  Corp
3,064,000      Federal National Mortgage              7.000%     07/15/2005       3,218,711
                  Association.
2,297,000      Federal National Mortgage              7.125%     06/15/2010       2,491,650
                  Association.
402,000        Federal National Mortgage              7.125%     01/15/2030         450,172
                  Association.

                                                                                  7,922,748

               U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 24.7%
17,624         Federal Home Loan Mortgage             8.000%     09/01/2008          18,318
                  Corp
822,679        Federal National Mortgage              6.500%     06/01/2014         822,568
                  Association.
74,330         Federal National Mortgage              6.500%     08/01/2014          74,320
                  Association.
25,679         Federal National Mortgage              6.500%     09/01/2014          25,675
                  Association.
208,349        Federal National Mortgage              6.500%     09/01/2014         208,320
                  Association.
111,288        Federal National Mortgage              6.500%     12/01/2014         111,273
                  Association.
607,056        Federal National Mortgage              6.500%     12/01/2014         606,974
                  Association.
87,238         Federal National Mortgage              6.500%     01/01/2015          87,226
                  Association.
806,616        Federal National Mortgage              6.500%     02/01/2015         806,507
                  Association.
336,757        Federal National Mortgage              7.000%     03/01/2015         340,290
                  Association.
868,660        Federal National Mortgage              7.000%     03/01/2015         877,772
                  Association.
810,933        Federal National Mortgage              7.000%     03/01/2015         819,440
                  Association.
775,081        Federal National Mortgage              7.000%     04/01/2015         783,211
                  Association.
19,200         Federal National Mortgage              8.500%     07/01/2019          19,741
                  Association.
355,583        Federal National Mortgage              7.500%     12/01/2022         360,724
                  Association.
785,023        Federal National Mortgage              7.000%     06/01/2028         786,176
                  Association.
385,519        Federal National Mortgage              6.000%     07/01/2028         373,058
                  Association.
390,968        Federal National Mortgage              7.000%     08/01/2028         391,542
                  Association.
784,786        Federal National Mortgage              7.000%     09/01/2028         785,938
                  Association.

                             See notes to financial statements
                                               33

Cova Series Trust
Quality Bond Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

PAR                          SECURITY                                             VALUE
AMOUNT                    DESCRIPTION                 COUPON     MATURITY       (NOTE 1)
                          -----------                 ------     --------       --------

               U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - CONTINUED
$79,862        Federal National Mortgage              6.000%     10/01/2028         $77,281
                  Association.
300,754        Federal National Mortgage              6.000%     12/01/2028         291,032
                  Association.
721,938        Federal National Mortgage              7.000%     08/01/2029         722,998
                  Association.
417,403        Federal National Mortgage              7.000%     08/01/2029         418,016
                  Association.
59,757         Federal National Mortgage              7.000%     09/01/2029          59,845
                  Association.
498,420        Federal National Mortgage              7.500%     09/01/2029         505,626
                  Association.
630,925        Federal National Mortgage              7.500%     09/01/2029         640,046
                  Association.
361,353        Federal National Mortgage              7.500%     10/01/2029         366,577
                  Association.
541,931        Federal National Mortgage              7.500%     10/01/2029         549,766
                  Association.
542,843        Federal National Mortgage              7.500%     10/01/2029         550,691
                  Association.
24,931         Federal National Mortgage              7.000%     12/01/2029          24,967
                  Association.
34,106         Federal National Mortgage              7.000%     12/01/2029          34,156
                  Association.
77,266         Federal National Mortgage              7.500%     01/01/2030          78,383
                  Association.
899,748        Federal National Mortgage              7.000%     02/01/2030         901,070
                  Association.
323,744        Federal National Mortgage              7.000%     02/01/2030         324,219
                  Association.
26,921         Federal National Mortgage              7.000%     03/01/2030          26,961
                  Association.
45,353         Federal National Mortgage              7.000%     04/01/2030          45,420
                  Association.
419,302        Federal National Mortgage              7.500%     04/01/2030         425,365
                  Association.
914,769        Federal National Mortgage              7.000%     05/01/2030         916,113
                  Association.
523,421        Federal National Mortgage              7.000%     07/01/2030         524,189
                  Association.
432,280        Federal National Mortgage              7.500%     07/01/2030         438,530
                  Association.
368,049        Federal National Mortgage              7.500%     07/01/2030         373,370
                  Association.
771,444        Federal National Mortgage              7.500%     07/01/2030         782,598
                  Association.
670,143        Federal National Mortgage              7.000%     08/01/2030         671,128
                  Association.
254,975        Federal National Mortgage              7.000%     12/01/2030         255,350
                  Association.
32,367         Government National Mortgage           9.000%     01/15/2020          33,588
                  Association.
60,359         Government National Mortgage           7.500%     02/15/2027          61,370
                  Association.
2,514,156      Government National Mortgage           6.500%     12/15/2028       2,487,888
                  Association.
498,502        Government National Mortgage           7.000%     07/15/2029         500,771
                  Association.
124,622        Government National Mortgage           7.000%     11/15/2029         125,189
                  Association.
394,261        Government National Mortgage           7.000%     02/15/2030         396,055
                  Association.
404,730        Government National Mortgage           7.000%     05/15/2030         406,573
                  Association.
676,122        Government National Mortgage           7.000%     05/15/2030         679,200
                  Association.

                                                                                 22,993,404

               U.S. TREASURY SECURITIES - 11.7%
2,670,000      U.S. Treasury Bond(b)................  8.875%     02/15/2019       3,669,723
4,378,000      U.S. Treasury Bond...................  6.750%     08/15/2026       5,060,014
335,000        U.S. Treasury Bond...................  6.500%     11/15/2026         376,367
10,000         U.S. Treasury Bond...................  5.250%     02/15/2029           9,605
380,000        U.S. Treasury Bond...................  6.125%     08/15/2029         413,963
900,000        U.S. Treasury Note...................  6.750%     05/15/2005         958,245
300,000        U.S. Treasury Note...................  8.000%     11/15/2021         388,266
               ------------------                     ------     ----------         -------

                                                                                 10,876,183

               Total Domestic Bonds & Debt                                       89,821,460
                  Securities (Cost
                   $86,642,952)

               FOREIGN BONDS & DEBT
                  SECURITIES - 2.3%
               ARGENTINA - 0.0%
25,000         Argentina (Republic of)                   11.375% 01/30/2017          22,337
                  (Global)

               CANADA - 0.3%
250,000        Quebec Province (Global).............  7.500%     09/15/2029         270,152
               ------------------------               ------     ----------         -------

               CHANNEL ISLANDS - 0.5%
420,000        HSBC Capital Funding (144A)               10.176% 12/29/2049         484,307
                  (Yankee)(a).

                             See notes to financial statements
                                               34

Cova Series Trust
Quality Bond Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

PAR                          SECURITY                                             VALUE
AMOUNT                    DESCRIPTION                 COUPON     MATURITY       (NOTE 1)
                          -----------                 ------     --------       --------

               COLOMBIA - 0.0%
$50,000        Colombia (Republic of)                 9.750%     04/23/2009         $42,125
                  (Global)

               MEXICO - 0.1%
20,000         United Mexican States................ 10.375%     02/17/2009          21,920
20,000         United Mexican States Series A         9.875%     02/01/2010          21,510
                  (Global)

                                                                                     43,430

               NETHERLANDS - 1.4%
435,000        Deutsche Telekom Finance B.V.          8.250%     06/15/2030         430,905
                  (Global)
330,000        Koninklijke KPN N.V. (144A)            8.375%     10/01/2030         288,304
                  (U.S.$)(a)
250,000        KPNQwest B.V. (Yankee)...............  8.125%     06/01/2009         221,250
325,000        Telefonica Europe B.V.                 7.750%     09/15/2010         329,561
                  (Global)

                                                                                  1,270,020

               PERU - 0.0%
10,000         Peru (Republic of) PDI                 4.500%     03/07/2017           6,497
                  (U.S.$).

               QATAR - 0.0%
20,000         Qatar (State of) (U.S.$).............  9.750%     06/15/2030          20,194
               ------------------------               ------     ----------          ------

               Total Foreign Bonds & Debt                                         2,159,062
                  Securities (Cost $2,167,423)

               SHORT-TERM INVESTMENTS - 4.4%
139,111        American Express II, 6.63%, due 01/18/01(c)..................        139,111
278,221        Bank of America, 6.67%, due 03/22/01(c)......................        278,221
278,221        Bank of Montreal, 6.563%, due 01/05/01(c)....................        278,221
834,664        Bank of Nova Scotia, 6.67%, due 01/05/01(c)..................        834,664
278,221        Bank of Nova Scotia I, 6.63%, due 01/19/01(c)................        278,221
556,442        Bayerische Hypovereinsbank, 5.50%, due                               556,442
                  01/02/01(c).
131,112        Bayerische Hypovereinsbank I, 6.63%, due                             131,112
                  02/01/01(c).
139,110        First Union National Bank, 6.67%, due                                139,110
                  05/09/01(c).
343,532        Fleet National Bank, 6.85%, due 04/30/01(c)..................        343,532
278,952        Goldman Sachs, 6.71%, due 02/13/01(c)........................        278,952
834,664        Merrimac Cash Fund-Premium Class, 6.50%, due                         834,664
                  01/02/01(c).

Total Short-Term Investments                                                      4,092,250
                  (Cost $4,092,250)

TOTAL INVESTMENTS - 103.1%
               (Cost $92,902,625)                                                96,072,772

Other Assets and Liabilities (net) -
               (3.1%)                                                          (2,868,752)
               ------                                                          -----------

TOTAL NET ASSETS - 100.0%                                                       $93,204,020
                                                                                ===========

                              PORTFOLIO FOOTNOTES:

  (a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

  (b)  Held as collateral for open futures contracts.

  (c) Represents investment of collateral received from securities lending transactions.

  Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

  See notes to financial statements

Cova Series Trust
Quality Bond Portfolio
PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
DECEMBER 31, 2000

The following table summarizes the portfolio composition of long-term debt holdings at December 31, 2000, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

PORTFOLIO COMPOSITION BY CREDIT QUALITY

RATINGS%                                                       OF PORTFOLIO
U.S. Gov't and Agency Obligations                                   43.4%
AAA                                                                 33.1
AA                                                                   0.5
A                                                                   11.0
BBB                                                                  6.8
BB                                                                   0.9
NR                                                                   4.3
                                                                     ---

                                                                   100.0%

Note: NR = Not Rated
                        See notes to financial statements

Cova Series Trust Select Equity Portfolio
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                          VALUE
DESCRIPTION                                         SHARES       (NOTE 1)
                                                    ------       --------

COMMON STOCKS - 99.3%
APPAREL RETAILERS - 0.7%
Abercrombie & Fitch Co.*............................ 52,900       $1,058,000
Gap Store, Inc...................................... 17,200          438,600
                                                     ------          -------

                                                                   1,496,600

AUTOMOTIVE - 0.9%
Ford Motor Co....................................... 28,199          660,914
Lear Corp.*......................................... 57,000        1,414,312
                                                     ------        ---------

                                                                   2,075,226

BANKING - 5.4%
AmSouth Bancorp..................................... 55,700          849,425
Bank One Corp....................................... 60,600        2,219,475
Capital One Financial Corp.......................... 41,100        2,704,894
First Union Corp.................................... 47,800        1,329,437
Firstar Corp........................................ 65,000        1,511,250
Southtrust Corp..................................... 26,300        1,070,081
U.S. Bancorp........................................ 92,000        2,685,250
                                                     ------        ---------

                                                                  12,369,812

BEVERAGES, FOOD & TOBACCO - 3.3%
Coca-Cola Co. (The)................................. 16,800        1,023,750
Pepsico, Inc........................................ 25,500        1,263,844
Philip Morris Co., Inc............................  116,000        5,104,000
                                                    -------        ---------

                                                                   7,391,594

CHEMICALS - 1.4%
Air Products & Chemicals, Inc....................... 42,110        1,726,510
Praxair, Inc........................................ 34,040        1,510,525
                                                     ------        ---------

                                                                   3,237,035

COMMERCIAL SERVICES - 0.3%
Cendant Corp.*...................................... 59,675          574,372
                                                     ------          -------

COMMUNICATIONS - 4.9%
Cisco Systems, Inc.*..............................  182,400        6,976,800
Corning, Inc........................................ 19,800        1,045,687
Corvis Corp.*....................................... 23,200          552,450
JDS Uniphase Corp.*................................. 32,700        1,363,181
Lucent Technologies, Inc............................ 38,745          523,057
Nortel Networks Corp................................ 24,200          775,912
                                                     ------          -------

                                                                  11,237,087

COMPUTER SOFTWARE & PROCESSING - 7.9%
America Online, Inc.*............................... 92,000        3,201,600
Automatic Data Processing, Inc...................... 23,500        1,487,844
Citrix Systems, Inc.*............................... 31,400          706,500
Microsoft Corp.*..................................  116,000        5,031,500
NCR Corp.*.......................................... 33,800        1,660,425
Oracle Corp.*.....................................  129,500        3,763,594
Parametric Technology Corp.*........................ 98,600        1,324,937
VERITAS Software Corp.*.............................. 8,394          734,475
                                                      -----          -------

                                                                  17,910,875

COMPUTERS & INFORMATION - 5.3%
Compaq Computer Corp................................ 50,200          755,510

SECURITY                                                          VALUE
DESCRIPTION                                         SHARES       (NOTE 1)
                                                    ------       --------

COMPUTERS & INFORMATION - CONTINUED
Dell Computer Corp.*................................ 47,500         $828,281
EMC Corp.*.......................................... 43,300        2,879,450
International Business Machines Corp................ 11,700          994,500
Quantum Corp. - DLT & Storage Systems*............  112,500        1,497,656
Sun Microsystems, Inc.*...........................  182,500        5,087,187
                                                    -------        ---------

                                                                  12,042,584

COSMETICS & PERSONAL CARE - 1.3%
Gillette Co......................................... 84,600        3,056,175
                                                     ------        ---------

ELECTRIC UTILITIES - 2.6%
FPL Group, Inc...................................... 29,100        2,087,925
NiSource, Inc....................................... 46,892        1,441,929
Progress Energy, Inc................................ 22,400        1,101,800
Wisconsin Energy Corp............................... 54,400        1,227,400
                                                     ------        ---------

                                                                   5,859,054

ELECTRICAL EQUIPMENT - 4.3%
General Electric Co...............................  203,500        9,755,281
                                                    -------        ---------

ELECTRONICS - 3.0%
Altera Corp.*....................................... 38,500        1,013,031
Applied Materials, Inc.*............................ 13,500          515,531
Intel Corp.......................................... 94,800        2,849,925
Micron Technology, Inc.*............................ 20,800          738,400
Texas Instruments, Inc.............................. 35,700        1,691,287
                                                     ------        ---------

                                                                   6,808,174

ENVIRONMENTAL CONTROLS - 1.7%
Republic Services, Inc.*............................ 80,300        1,380,156
Waste Management, Inc............................... 90,774        2,518,978
                                                     ------        ---------

                                                                   3,899,134

FINANCIAL SERVICES - 6.9%
CIT Group, Inc. (The)............................... 55,400        1,114,925
Citigroup, Inc....................................  155,209        7,925,360
Countrywide Credit Industries, Inc.................. 27,400        1,376,850
E*Trade Group, Inc.*..............................  117,367          865,582
Goldman Sachs Group, Inc. (The)..................... 40,500        4,330,969
                                                     ------        ---------

                                                                  15,613,686

FOREST PRODUCTS & PAPER - 0.8%
Smurfit-Stone Container Corp.*....................  127,083        1,898,302
                                                    -------        ---------

HEALTH CARE PROVIDERS - 0.8%
Tenet Healthcare Corp.*............................. 42,500        1,888,594
                                                     ------        ---------

HEAVY MACHINERY - 1.5%
Baker Hughes, Inc................................... 28,900        1,201,156
Cooper Industries, Inc.............................. 47,700        2,191,219
                                                     ------        ---------

                                                                   3,392,375

HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.9%
Gemstar-TV Guide Intl., Inc.*....................... 68,400        3,172,050
Johnson Controls, Inc............................... 22,800        1,185,600
                                                     ------        ---------

                                                                   4,357,650

                             See notes to financial statements

Cova Series Trust
Select Equity Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                          VALUE
DESCRIPTION                                         SHARES       (NOTE 1)
                                                    ------       --------

HOUSEHOLD PRODUCTS - 1.8%
Clorox Co........................................... 30,100       $1,068,550
Procter & Gamble Co................................. 38,100        2,988,469
                                                     ------        ---------

                                                                   4,057,019

INDUSTRIAL - DIVERSIFIED - 3.5%
Tyco International Ltd............................  141,520        7,854,360
                                                    -------        ---------

INSURANCE - 3.7%
Allstate Corp....................................... 15,700          683,931
Ambac Financial Group, Inc.......................... 14,850          865,941
American General Corp................................ 5,121          417,361
American International Group........................ 32,100        3,163,856
Aon Corp............................................ 31,200        1,068,600
Cigna Corp.......................................... 17,000        2,249,100
                                                     ------        ---------

                                                                   8,448,789

MEDIA - BROADCASTING & PUBLISHING - 1.9%
Comcast Corp. - Class A*............................ 42,700        1,782,725
Fox Entertainment Group, Inc. - Class A*.
32,300                                                               577,363
Time Warner, Inc.................................... 23,200        1,211,968
Viacom Inc. - Class B*.............................. 13,700          640,475
                                                     ------          -------

                                                                   4,212,531

MEDICAL SUPPLIES - 0.6%
Bard (C.R.), Inc.................................... 30,200        1,406,188
                                                     ------        ---------

METALS - 0.9%
Alcoa, Inc.......................................... 30,716        1,028,986
Allegheny Technologies, Inc......................... 58,900          935,038
                                                     ------          -------

                                                                   1,964,024

OIL & GAS - 7.3%
Anadarko Petroleum Corp............................. 10,500          746,340
Chevron Corp........................................ 57,300        4,838,269
Dynegy, Inc. - Class A.............................. 15,000          840,938
Exxon Mobil Corp..................................  100,710        8,755,476
Global Marine, Inc.*................................ 52,800        1,498,200
                                                     ------        ---------

                                                                  16,679,223

PHARMACEUTICALS - 11.8%
Alza Corp.*......................................... 58,300        2,477,750
American Home Products Corp......................... 30,900        1,963,695

SECURITY                                                          VALUE
DESCRIPTION                                         SHARES       (NOTE 1)
                                                    ------       --------

PHARMACEUTICALS - CONTINUED
Amgen, Inc.*........................................ 18,600       $1,189,238
Bristol-Myers Squibb Co............................. 30,200        2,232,913
Eli Lilly & Co...................................... 21,900        2,038,069
Merck & Co., Inc.................................... 35,200        3,295,600
Pfizer, Inc.......................................  100,350        4,616,100
Pharmacia Corp...................................... 76,674        4,677,114
Schering-Plough Corp................................ 77,900        4,420,825
                                                     ------        ---------

                                                                  26,911,304

RETAILERS - 4.6%
eBay, Inc.*......................................... 27,300          900,900
Home Depot, Inc..................................... 58,100        2,654,444
Lowes Co., Inc...................................... 23,900        1,063,550
Target Corp......................................... 59,700        1,925,325
TJX Companies, Inc.................................. 39,500        1,096,125
Wal-Mart Stores, Inc................................ 53,200        2,826,250
                                                     ------        ---------

                                                                  10,466,594

TELEPHONE SYSTEMS - 6.9%
AT&T Corp.................................................1               17
AT&T Corp. - Liberty Media Group*.................  210,600        2,856,263
Global Crossing Ltd.*............................... 43,300          619,731
Level 3 Communications, Inc.*....................... 76,200        2,500,313
Nextel Communications, Inc.*........................ 30,200          747,450
Qwest Communications Intl., Inc.*................... 70,300        2,882,300
SBC Communications, Inc............................. 47,677        2,276,577
Sprint Corp. (PCS Group)*........................... 44,400          907,425
TyCom, Ltd.*........................................ 65,600        1,467,800
Verizon Communications, Inc......................... 29,738        1,490,617
                                                     ------        ---------

                                                                  15,748,493

TRANSPORTATION - 0.3%
Union Pacific Corp.................................. 15,600          791,700
                                                     ------          -------

U.S. GOVERNMENT AGENCY - 1.1%
Federal Home Loan Mortgage Corp..................... 24,500        1,687,438
Federal National Mortgage Association................ 8,300          720,025
                                                      -----          -------

                                                                   2,407,463

Total Common Stocks (Cost $223,478,291)                          225,811,298
                                                                 -----------

                             See notes to financial statements

Cova Series Trust
Select Equity Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

PAR                          SECURITY                               VALUE
AMOUNT                    DESCRIPTION                             (NOTE 1)
                          -----------                             --------

               SHORT-TERM INVESTMENTS - 6.7%
$520,140       American Express II, 6.63%,
                  due 01/18/01(a)...................                 $520,140
1,040,291      Bank of America, 6.67%, due
                  03/22/01(a).......................                1,040,291
1,040,291      Bank of Montreal, 6.563%, due
                  01/05/01(a).......................                1,040,291
3,120,874      Bank of Nova Scotia, 6.67%,
                  due 01/05/01(a)...................                3,120,874
1,040,294      Bank of Nova Scotia I, 6.63%,
                  due 01/19/01(a)...................                1,040,294
2,080,581      Bayerische Hypovereinsbank,
                  5.50%, due 01/02/01(a)............                2,080,581
381,148        Bayerische Hypovereinsbank I,
                  6.63%, due 02/01/01(a)............                  381,148
520,145        First Union National Bank,
                  6.67%, due 05/09/01(a)............                  520,145
1,356,427      Fleet National Bank, 6.85%,
                  due 04/30/01(a)...................                1,356,427
1,080,177      Goldman Sachs, 6.71%, due
                  02/13/01(a).......................                1,080,177
3,120,872      Merrimac Cash Fund-Premium
                  Class, 6.50%, due
                  01/02/01(a).......................                3,120,872
                  ------------                                      ---------

Total Short-Term Investments
                (Cost $15,301,240)                                 15,301,240
                ------------------                                 ----------

TOTAL INVESTMENTS - 106.0%
               (Cost $238,779,531)                                241,112,538

Other Assets and Liabilities (net) -
               (6.0%)                                             (13,708,380)
               ------                                             ------------

TOTAL NET ASSETS - 100.0%                                         $227,404,158
                                                                  ============

                              PORTFOLIO FOOTNOTES:

*       Non-income producing security.


  (a) Represents investment of collateral received from securities lending transactions.

  See notes to financial statements

Cova Series Trust
Large Cap Stock Portfolio
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                     VALUE
DESCRIPTION                                   SHARES        (NOTE 1)
                                              ------        --------

COMMON STOCKS - 99.2%
AEROSPACE & DEFENSE - 0.5%
B.F. Goodrich Co., (The)....................... 8,100          $294,637
Boeing Co..................................... 11,300           745,800
United Technologies Corp....................... 3,400           267,325
                                                -----           -------

                                                              1,307,762

AIRLINES - 0.4%
AMR Corp.*.................................... 14,200           556,462
Southwest Airlines............................ 12,800           429,184
                                               ------           -------

                                                                985,646

APPAREL RETAILERS - 0.4%
Abercrombie & Fitch Co.*...................... 12,300           246,000
Gap Store, Inc................................ 18,500           471,750
Limited, Inc. (The)........................... 20,900           356,606
                                               ------           -------

                                                              1,074,356

AUTOMOTIVE - 1.5%
Dana Corp..................................... 11,300           173,031
Delphi Automotive Systems Corp................ 35,400           398,250
Ford Motor Co................................. 53,500         1,253,906
General Motors Corp........................... 33,200         1,691,125
Harley-Davidson, Inc........................... 2,100            83,475
                                                -----            ------

                                                              3,599,787

BANKING - 6.5%
American Express Credit Corp................... 7,200           395,550
AmSouth Bancorp............................... 19,200           292,800
Bank of America Corp.......................... 29,900         1,371,662
Bank One Corp................................. 51,800         1,897,175
Banknorth Group, Inc........................... 5,300           105,669
Capital One Financial Corp.................... 17,900         1,178,044
Dime Bancorp, Inc.............................. 8,800           260,150
First Union Corp.............................. 59,000         1,640,938
Greenpoint Financial Corp...................... 4,700           192,406
Hibernia Corp.................................. 4,900            62,475
Household International, Inc................... 3,400           187,000
KeyCorp....................................... 21,400           599,200
MBNA Corp...................................... 2,000            73,875
National Commerce Bancorp...................... 8,700           215,325
PNC Financial Services Group.................. 19,700         1,439,331
Providian Financial Corp...................... 25,000         1,437,500
Summit Bancorp................................. 7,100           271,131
Suntrust Banks, Inc.............................. 200            12,600
U.S. Bancorp.................................. 85,600         2,498,450
Washington Mutual, Inc........................ 34,600         1,835,962
                                               ------         ---------

                                                             15,967,243

BEVERAGES, FOOD & TOBACCO - 4.0%
Coca-Cola Co. (The)........................... 20,700         1,261,406
General Mills, Inc............................. 1,400            62,387
Heinz (H.J.), Co.............................. 14,400           683,100
Kellogg Co.................................... 17,100           448,875
Pepsico, Inc.................................. 15,200           753,350

SECURITY                                                     VALUE
DESCRIPTION                                   SHARES        (NOTE 1)
                                              ------        --------

BEVERAGES, FOOD & TOBACCO - CONTINUED
Philip Morris Co., Inc......................  107,500        $4,730,000
Quaker Oats Co. (The).......................... 7,800           759,525
Unilever NV - New York Shares................. 15,900         1,000,706
                                               ------         ---------

                                                              9,699,349

CHEMICALS - 1.7%
Air Products & Chemicals, Inc................. 26,800         1,098,800
Dow Chemical Co............................... 25,200           922,950
PPG Industries, Inc........................... 11,300           523,331
Praxair, Inc.................................. 14,500           643,437
Rohm & Haas Co................................ 25,600           929,600
                                               ------           -------

                                                              4,118,118

COMMERCIAL SERVICES - 0.2%
Cendant Corp.*................................ 58,100           559,212
                                               ------           -------

COMMUNICATIONS - 5.6%
CIENA Corp.*................................... 3,200           260,400
Cisco Systems, Inc.*........................  180,600         6,907,950
Corning, Inc.................................. 35,500         1,874,844
JDS Uniphase Corp.*........................... 40,400         1,684,175
Network Appliance, Inc.*....................... 6,400           411,100
Nortel Networks Corp.......................... 42,600         1,365,862
QUALCOMM, Inc.*............................... 11,500           945,156
Redback Networks Inc.*........................  1,600            65,600
Tellabs, Inc.*................................  3,900           220,350
Williams Communications Group, Inc.*..........  4,700            55,225
                                                                 ------

                                                             13,790,662

COMPUTER SOFTWARE & PROCESSING - 6.0%
Adobe Systems, Inc............................. 6,600           384,037
Akamai Technologies, Inc.*..................... 8,100           170,606
America Online, Inc.*......................... 36,700         1,277,160
Automatic Data Processing, Inc................ 13,500           854,719
BEA Systems, Inc.*............................ 15,400         1,036,612
Citrix Systems, Inc.*.......................... 1,400            31,500
Microsoft Corp.*.............................. 92,400         4,007,850
NCR Corp.*..................................... 7,200           353,700
Oracle Corp.*...............................  150,700         4,379,719
Parametric Technology Corp.*.................. 13,800           185,437
Siebel Systems, Inc.*.......................... 2,500           169,375
TIBCO Software, Inc.*.......................... 1,800            86,287
VERITAS Software Corp.*....................... 19,353         1,693,388
                                               ------         ---------

                                                             14,630,390

COMPUTERS & INFORMATION - 5.0%
Compaq Computer Corp.......................... 79,000         1,188,950
Dell Computer Corp.*.......................... 69,700         1,215,394
EMC Corp.*.................................... 46,000         3,059,000
Hewlett-Packard Co............................ 14,100           445,031
International Business Machines Corp
34,000                                                        2,890,000
Pitney Bowes, Inc.............................. 4,800           159,000

                             See notes to financial statements

Cova Series Trust
Large Cap Stock Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                     VALUE
DESCRIPTION                                   SHARES        (NOTE 1)
                                              ------        --------

COMPUTERS & INFORMATION - CONTINUED
Quantum Corp. - DLT & Storage Systems*......    8,800          $117,150
Sun Microsystems, Inc.*.....................  109,600         3,055,100
                                              -------         ---------

                                                             12,129,625

COSMETICS & PERSONAL CARE - 1.0%
Estee Lauder Co................................ 8,600           376,787
Gillette Co................................... 59,200         2,138,600
                                               ------         ---------

                                                              2,515,387

ELECTRIC UTILITIES - 2.7%
Ameren Corp.................................... 8,300           384,394
Cinergy Corp................................... 9,500           333,687
CMS Energy Corp................................ 7,700           243,994
Consolidated Edison, Inc...................... 10,000           385,000
DTE Energy Co.................................. 9,700           377,694
Entergy Corp.................................. 30,300         1,282,069
FPL Group, Inc................................. 8,300           595,525
GPU, Inc....................................... 6,900           254,006
NiSource, Inc................................. 10,600           325,950
PG&E Corp..................................... 18,400           368,000
Pinnacle West Capital Corp..................... 6,000           285,750
Progress Energy, Inc.......................... 16,100           791,919
TXU Corp...................................... 11,600           514,025
Wisconsin Energy Corp.......................... 6,900           155,681
Xcel Energy, Inc.............................. 10,300           299,344
                                               ------           -------

                                                              6,597,038

ELECTRICAL EQUIPMENT - 4.3%
Emerson Electric Co............................ 3,500           275,844
General Electric Co.........................  205,300         9,841,569
Grainger (W.W.), Inc........................... 8,900           324,850
                                                -----           -------

                                                             10,442,263

ELECTRONICS - 4.1%
Altera Corp.*................................. 21,400           563,087
Analog Devices, Inc.*.......................... 9,500           486,281
Applied Materials, Inc.*...................... 22,800           870,675
Broadcom Corp. - Class A*...................... 3,400           287,300
Cypress Semiconductor Corp.*................... 2,800            55,125
Intel Corp..................................  132,900         3,995,306
Lattice Semiconductor Corp.*................... 7,200           132,300
Linear Technology Corp........................ 13,900           642,875
Maxim Integrated Products, Inc.*............... 6,800           325,125
Micron Technology, Inc.*....................... 8,900           315,950
PMC-Sierra, Inc.*.............................. 1,000            78,625
Texas Instruments, Inc........................ 33,700         1,596,537
Xilinx, Inc.*................................. 16,700           770,287
                                               ------           -------

                                                             10,119,473

ENTERTAINMENT & LEISURE - 0.3%
Eastman Kodak Co.............................. 10,100           397,687
Hasbro, Inc................................... 13,900           147,687
International Game Technology*................. 3,900           187,200
                                                -----           -------

                                                                732,574

SECURITY                                                     VALUE
DESCRIPTION                                   SHARES        (NOTE 1)
                                              ------        --------

FINANCIAL SERVICES - 5.9%
A.G. Edwards, Inc.............................  6,800          $322,575
CIT Group, Inc. (The)......................... 16,300           328,037
Citigroup, Inc................................154,204         7,874,042
Countrywide Credit Industries, Inc............ 12,200           613,050
E*Trade Group, Inc.*.......................... 22,700           167,412
Goldman Sachs Group, Inc. (The)............... 22,000         2,352,625
Lehman Brothers Holdings, Inc.................  7,500           507,187
Merrill Lynch & Co., Inc...................... 28,500         1,943,344
Stilwell Financial, Inc.......................  3,200           126,200
TD Waterhouse Group, Inc.*.................... 17,700           234,525
                                               ------           -------

                                                             14,468,997

FOOD RETAILERS - 0.8%
Kroger Co.*................................... 36,500           987,781
Safeway, Inc.*................................ 16,900         1,056,250
                                               ------         ---------

                                                              2,044,031

FOREST PRODUCTS & PAPER - 0.4%
Georgia-Pacific Group.......................... 3,600           112,050
Kimberly-Clark Corp............................ 8,700           615,003
Smurfit-Stone Container Corp.*................ 12,900           192,694
                                               ------           -------

                                                                919,747

HEALTH CARE PROVIDERS - 1.2%
HCA-The Healthcare Company.................... 32,000         1,408,320
Medtronic, Inc................................. 2,500           150,938
Tenet Healthcare Corp.*....................... 30,800         1,368,675
                                               ------         ---------

                                                              2,927,933

HEAVY MACHINERY - 1.5%
Baker Hughes, Inc.............................. 8,200           340,813
Caterpillar, Inc.............................. 15,900           752,269
Cooper Industries, Inc......................... 8,000           367,500
Deere & Co..................................... 8,200           375,663
Dover Corp..................................... 4,800           194,700
Eaton Corp..................................... 8,100           609,019
Ingersoll-Rand Co............................. 15,200           636,500
Parker-Hannifin Corp........................... 6,900           304,463
                                                -----           -------

                                                              3,580,927

HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.5%
Gemstar-TV Guide Intl., Inc.*................. 21,200           983,150
Johnson Controls, Inc.......................... 6,400           332,800
                                                -----           -------

                                                              1,315,950

HOUSEHOLD PRODUCTS - 1.4%
Clorox Co..................................... 10,700           379,850
Procter & Gamble Co........................... 39,700         3,113,969
                                               ------         ---------

                                                              3,493,819

INDUSTRIAL - DIVERSIFIED - 2.2%
Honeywell International, Inc.................. 41,300         1,954,006
Illinois Tool Works, Inc....................... 6,000           357,375
ITT Industries, Inc............................ 7,700           298,375

                             See notes to financial statements

Cova Series Trust
Large Cap Stock Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                     VALUE
DESCRIPTION                                   SHARES        (NOTE 1)
                                              ------        --------

INDUSTRIAL - DIVERSIFIED - CONTINUED
Temple Inland, Inc............................. 1,400           $75,075
Tyco International Ltd........................ 47,100         2,614,050
                                               ------         ---------

                                                              5,298,881

INSURANCE - 4.6%
Aetna, Inc.*................................... 1,300            53,381
AFLAC Inc..................................... 10,500           757,969
Allstate Corp................................. 22,700           988,869
Ambac Financial Group, Inc..................... 9,300           542,306
American General Corp......................... 14,700         1,198,050
American International Group.................. 29,700         2,927,306
Aon Corp...................................... 14,000           479,500
Cigna Corp..................................... 8,300         1,098,090
Hartford Financial Services Group, Inc.........17,000         1,200,625
John Hancock Financial Services, Inc..........  7,500           282,188
Lincoln National Corp......................... 11,400           539,363
MBIA, Inc...................................... 8,800           652,300
Torchmark Corp................................ 11,600           445,875
                                               ------           -------

                                                             11,165,822

LODGING - 0.5%
Hilton Hotels Corp............................ 29,100           305,550
Marriott International, Inc. - Class A........ 12,700           536,575
Starwood Hotels & Resorts Worldwide, Inc...... 13,200           465,300
                                                                -------

                                                              1,307,425

MEDIA - BROADCASTING & PUBLISHING - 2.7%
Comcast Corp. - Class A*....................  46,700          1,949,725
Fox Entertainment Group, Inc. - Class A*....     100              1,788
Gannett Co., Inc............................... 5,100           321,619
Knight-Ridder, Inc............................. 1,100            62,563
New York Times Co.............................. 2,800           112,175
Time Warner, Inc.............................. 43,900         2,293,336
Viacom Inc. - Class B*........................ 40,700         1,902,725
                                               ------         ---------

                                                              6,643,931

MEDICAL SUPPLIES - 1.4%
Agilent Technologies, Inc.*................... 11,800           646,050
Bard (C.R.), Inc............................... 7,400           344,563
Becton Dickinson & Co......................... 22,500           779,063
Boston Scientific Corp.*...................... 27,800           380,513
Forest Laboratories, Inc.*..................... 2,700           358,763
Guidant Corp.*................................. 8,100           436,894
St. Jude Medical, Inc.*........................ 8,500           522,219
                                                -----           -------

                                                              3,468,065

METALS - 0.5%
Alcoa, Inc.................................... 38,700         1,296,450
Phelps Dodge Corp................................ 100             5,581
                                                  ---             -----

                                                              1,302,031

OIL & GAS - 7.4%
Anadarko Petroleum Corp........................ 5,200           369,616
Chevron Corp.................................. 36,400         3,073,525
Conoco Inc. - Class B.......................... 1,500            43,406

SECURITY                                                     VALUE
DESCRIPTION                                   SHARES        (NOTE 1)
                                              ------        --------

OIL & GAS - CONTINUED
Cooper Cameron Corp.*.......................... 9,000          $594,563
Devon Energy Corp.............................. 1,800           109,746
Dynegy, Inc. - Class A........................ 4,600            257,888
Exxon Mobil Corp.............................. 86,700         7,537,481
Global Marine, Inc.*.......................... 24,300           689,513
Halliburton Co................................. 7,900           286,375
Royal Dutch Petroleum Co...................... 57,800         3,500,513
Texaco, Inc................................... 22,200         1,379,175
Williams Companies, Inc........................ 5,500           219,656
                                                -----           -------

                                                             18,061,457

PHARMACEUTICALS - 11.4%
Abbott Laboratories........................... 19,700           954,219
Alza Corp.*................................... 16,500           701,250
American Home Products Corp................... 25,200         1,601,460
Amgen, Inc.*................................... 8,700           556,256
Bristol-Myers Squibb Co....................... 35,300         2,609,994
Eli Lilly & Co................................ 26,000         2,419,625
Human Genome Sciences, Inc.*................... 2,600           180,213
Incyte Genomics, Inc.*......................... 1,000            24,875
Johnson & Johnson............................. 26,500         2,784,156
Merck & Co., Inc.............................. 58,600         5,486,425
Pfizer, Inc.................................  132,200         6,081,200
Pharmacia Corp................................ 30,800         1,878,800
Schering-Plough Corp.......................... 46,000         2,610,500
                                               ------         ---------

                                                             27,888,973

RESTAURANTS - 0.2%
McDonald's Corp............................... 16,300           554,200
                                               ------           -------

RETAILERS - 4.6%
Best Buy Co., Inc.*............................ 1,600            47,300
eBay, Inc.*.................................... 2,200            72,600
Federated Department Stores, Inc.*............ 24,500           857,500
Home Depot, Inc............................... 56,200         2,567,638
Lowes Co., Inc................................ 17,300           769,850
May Department Stores Co. (The)............... 18,100           592,775
Target Corp................................... 47,200         1,522,200
TJX Companies, Inc............................ 18,000           499,500
Wal-Mart Stores, Inc.......................... 79,600         4,228,750
Walgreen Co.................................... 4,100           171,431
                                                -----           -------

                                                             11,329,544

TELEPHONE SYSTEMS - 5.8%
AT&T Corp..................................... 40,200           695,963
AT&T Corp. - Liberty Media Group*............. 35,600           482,825
Avaya, Inc.*.................................. 10,641           109,735
BellSouth Corp................................ 20,800           851,500
Global Crossing Ltd.*......................... 25,700           367,831
Level 3 Communications, Inc.*................. 15,100           495,469
Nextel Communications, Inc.*.................. 41,000         1,014,750
Qwest Communications Intl., Inc.*............. 59,200         2,427,200
SBC Communications Corp....................... 76,600         3,657,650
Sprint Corp. (PCS Group)*..................... 41,700           852,244

                             See notes to financial statements

Cova Series Trust
Large Cap Stock Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                     VALUE
DESCRIPTION                                   SHARES        (NOTE 1)
                                              ------        --------

TELEPHONE SYSTEMS - CONTINUED
Verizon Communications, Inc................... 55,000        $2,756,875
WorldCom, Inc.*............................... 38,900           544,600
                                               ------           -------

                                                             14,256,642

TEXTILES, CLOTHING & FABRICS - 0.3%
Jones Apparel Group, Inc.*.................... 10,200           328,313
NIKE, Inc. - Class B........................... 5,900           329,294
                                                -----           -------

                                                                657,607

TRANSPORTATION - 0.7%
Burlington Northern Santa Fe Corp............. 19,600           554,925
C.H. Robinson Worldwide, Inc................... 5,000           157,188

SECURITY                                                     VALUE
DESCRIPTION                                   SHARES        (NOTE 1)
                                              ------        --------

TRANSPORTATION - CONTINUED
FedEx Corp.*................................... 6,200          $247,752
Union Pacific Corp............................ 14,500           735,875
                                               ------           -------

                                                              1,695,740

U.S. GOVERNMENT AGENCY - 1.0%
Federal Home Loan Mortgage Corp............... 12,600           867,825
Federal National Mortgage Association......... 16,500         1,431,375
                                                              ---------

                                                              2,299,200

Total Common Stocks (Cost $244,368,198)                     242,949,807
                                                            -----------

PAR                          SECURITY                                                                                VALUE
AMOUNT                       DESCRIPTION                                     COUPON            MATURITY             (NOTE 1)
                             -----------                                     ------            --------             --------


                  U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 0.2%
$525,000          U.S. Treasury Note (Cost $524,455)(a)..............       5.625%           02/28/2001             525,021
                  -------------------------------------                     ------           ----------             -------

                  SHORT-TERM INVESTMENTS - 6.6%
549,671           American Express II, 6.63%, due 01/18/01(b)...........................................            549,671
1,099,342         Bank of America, 6.67%, due 03/22/01(b)...............................................          1,099,342
1,099,340         Bank of Montreal, 6.563%, due 01/05/01(b).............................................          1,099,340
3,298,023         Bank of Nova Scotia, 6.67%, due 01/05/01(b)...........................................          3,298,023
1,099,339         Bank of Nova Scotia I, 6.63%, due 01/19/01(b).........................................          1,099,339
2,198,679         Bayerische Hypovereinsbank, 5.50%, due 01/02/01(b)....................................          2,198,679
489,207           Bayerische Hypovereinsbank I, 6.63%, due 02/01/01(b)..................................            489,207
549,670           First Union National Bank, 6.67%, due 05/09/01(b).....................................            549,670
1,666,077         Fleet National Bank, 6.85%, due 04/30/01(b)...........................................          1,666,077
822,401           Goldman Sachs, 6.71%, due 02/13/01(b).................................................            822,401
3,298,019         Merrimac Cash Fund-Premium Class, 6.50%, due 01/02/01(b)..............................          3,298,019
                  ---------------------------------------------------------                                       ---------

                  Total Short-Term Investments (Cost $16,169,768)                                                16,169,768
                  -----------------------------------------------                                                ----------

TOTAL INVESTMENTS - 106.1%
                    (Cost $261,062,421)                                                                         259,644,596

Other Assets and Liabilities (net) - (6.1%)                                                                     (14,833,237)
                                                                                                                ------------

TOTAL NET ASSETS - 100.0%                                                                                      $244,811,359
                                                                                                               ============

PORTFOLIO FOOTNOTES:

         *          Non-income producing security.

          (a)     Held as collateral for open futures contracts.

          (b) Represents investment of collateral received from securities lending transactions.

                        See notes to financial statements

Cova Series Trust
International Equity Portfolio
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                          VALUE
DESCRIPTION                                         SHARES       (NOTE 1)
                                                    ------       --------

COMMON AND PREFERRED STOCKS - 98.7%
AUSTRALIA - 2.7%
AMP Ltd............................................  30,950         $348,155
Australia & New Zealand Banking Group Ltd..........  43,300          346,382
Broken Hill Proprietary Co., Ltd...................  29,000          305,811
Commonwealth Bank Of Australia.....................  39,500          679,080
CSR Ltd............................................  75,991          197,799
Foster's Brewing Group Ltd......................... 102,548          269,264
News Corp., Ltd. (The) Preferred...................  79,746          567,843
Southcorp Holdings Ltd.............................  57,600          156,818
Telstra Corp., Ltd.................................  63,091          225,431
WMC Ltd............................................  29,051          123,745
                                                     ------          -------

                                                                   3,220,328

BELGIUM - 0.7%
Agfa Gevaert N.V.................................... 10,987          253,739
Interbrew (144A)*(a)................................ 17,690          616,466
                                                     ------          -------

                                                                     870,205

DENMARK - 0.5%
Novo Nordisk A/S, - Class B.......................... 2,917          522,944
Novozymes A/S, - Class B*............................ 2,381           47,628
                                                      -----           ------

                                                                     570,572

FINLAND - 3.2%
Nokia Oyj........................................... 48,304        2,154,020
Sonera Oyj.......................................... 30,400          550,813
Stora Enso Oyj...................................... 63,284          748,498
Tietoenator Corp.................................... 10,319          293,531
                                                     ------          -------

                                                                   3,746,862

FRANCE - 10.8%
Alcatel............................................. 28,986        1,646,329
Alcatel O (Optronics)*............................... 5,028          221,901
BNP Paribas......................................... 14,881        1,306,221
Carrefour S.A........................................ 9,903          621,965
Christian Dior S.A................................... 8,292          397,400
Fimatex*............................................ 14,659           94,819
Genset S.A.*......................................... 3,429          141,642
Groupe Danone........................................ 3,237          488,047
Lafarge S.A.......................................... 6,050          507,201
Lagardere Groupe..................................... 6,558          380,481
PSA Peugeot Citroen.................................. 2,762          628,276
Technip S.A.......................................... 2,417          350,800
Total Fina.......................................... 14,043        2,088,277
Vinci S.A............................................ 7,347          451,777
Vivendi Environmental S.A.*......................... 29,277        1,278,064
Vivendi Universal S.A............................... 31,491        2,072,419
                                                     ------        ---------

                                                                  12,675,619

GERMANY - 8.4%
Allianz AG........................................... 6,255        2,352,988
BASF AG............................................. 23,707        1,078,310
Bayer AG............................................ 19,562        1,030,266
Carrier1 International S.A.*........................ 10,014          180,032
Commerzbank AG...................................... 25,745          746,593
Consors Discount Broker AG*.......................... 2,808          159,223
DaimlerChrysler AG................................... 7,900          331,815
Deutsche Telekom AG................................. 13,814          416,292
Dresdner Bank AG.................................... 21,891          954,607
E.On AG............................................. 15,543          945,547
Intershop Communications AG*......................... 7,657          240,236
Schering AG.......................................... 8,982          510,154

SECURITY                                                          VALUE
DESCRIPTION                                         SHARES       (NOTE 1)
                                                    ------       --------

GERMANY - CONTINUED
Siemens AG........................................... 4,646         $607,362
Software AG*......................................... 3,682          285,728
                                                      -----          -------

                                                                   9,839,153

HONG KONG - 2.6%
Cheung Kong (Holdings) Ltd.........................   9,000          115,105
China Mobile (Hong Kong) Ltd.......................  52,000          284,022
Hang Seng Bank Limited.............................  25,800          347,334
Hong Kong Electric Holdings Ltd.................... 133,000          491,115
HSBC Holdings Plc (Hong Kong Registered)...........  15,600          231,018
Hutchison Whampoa Ltd..............................  46,000          573,570
SmarTone Telecommunications Holdings Ltd...........  93,500          134,866
Sun Hung Kai Properties Ltd........................  74,000          737,685
Sunevision Holdings Ltd. (144A)*(a)................ 257,500           93,268
                                                    -------           ------

                                                                   3,007,983

IRELAND - 0.1%
Trintech Group Plc (ADR)*........................... 11,115          123,130
                                                     ------          -------

ITALY - 2.9%
Autostrade - Concessioni e Costruzioni
Autostrade.......................................... 44,760          297,212
Credito Emiliano SpA................................ 73,935          324,493
ENI SpA...........................................  137,881          899,109
Mediolanum SpA...................................... 26,410          352,938
Telecom Italia SpA.................................. 86,013          957,279
Unicredito Italiano SpA...........................  100,509          523,214
                                                    -------          -------

                                                                   3,354,245

JAPAN - 22.2%
Advantest Corp....................................... 2,600          243,480
Aiful Corp........................................... 2,250          183,726
Ajinomoto Co., Inc.................................. 16,000          207,947
Asahi Breweries, Ltd................................ 56,000          570,978
Bank of Fukuoka Ltd................................. 42,000          179,380
Bank of Tokyo - Mitsubishi Ltd. (The)............... 53,000          527,402
DDI Corp.................................................16           77,157
EBARA Corp.......................................... 20,000          217,224
FANUC, Ltd........................................... 3,100          210,809
Fuji Heavy Industries Ltd............................ 5,000           30,369
Fuji Photo Film Co., Ltd............................. 5,000          209,172
Fujitsu Ltd......................................... 38,000          560,056
Hitachi Ltd......................................... 73,000          650,394
Hitachi Software Engineering Co., Ltd................ 1,300           94,434
Honda Motor Co., Ltd................................ 13,000          484,684
Ito-Yokado Co., Ltd.................................. 7,000          349,204
Kao Corp............................................ 13,000          377,735
Kawasaki Steel Corp...............................  345,000          356,293
Kubota Corp......................................... 67,000          204,061
MACNICA, Inc........................................... 700           53,299
Marui Co., Ltd...................................... 16,000          241,554
Matsushita Electric Industry........................ 51,000        1,218,537
Minebea Co., Ltd.................................... 33,000          305,566
Mitsubishi Chemical Corp..........................  235,000          619,071
Mitsubishi Corp...................................  100,000          736,916
Mitsubishi Estate Co., Ltd.......................... 33,000          352,354
Mizuho Holdings, Inc................................... 114          706,389
Murata Manufacturing Co., Ltd........................ 3,100          369,254
NAMCO Ltd............................................ 1,700           31,245
NEC Corp............................................ 42,000          768,248
Nintendo Co. Ltd..................................... 3,000          479,170
Nippon Express Co., Ltd............................. 27,000          163,049

                             See notes to financial statements

Cova Series Trust
International Equity Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                          VALUE
DESCRIPTION                                         SHARES       (NOTE 1)
                                                    ------       --------

JAPAN - CONTINUED
Nippon Meat Packers, Inc............................ 19,000         $258,743
Nippon Sheet Glass Co., Ltd......................... 12,000          146,403
Nippon Telegraph and Telephone Corp.*.................. 218        1,570,226
Nippon Yusen Kabushiki Kaisha.....................  132,000          545,283
Nishimatsu Construction Co.......................... 87,000          296,954
Nissan Motor Co., Ltd.*...........................  129,000          742,885
Nomura Securities Co., Ltd.......................... 57,000        1,025,162
Omron Corp........................................... 5,000          105,242
Oriental Land Co., Ltd............................... 1,900          127,210
Orix Corp............................................ 2,000          200,595
Osaka Gas Co., Ltd................................  101,000          306,730
Pioneer Corp......................................... 4,000          106,774
Promise Co., Ltd..................................... 3,700          262,297
Ricoh Corp., Ltd.................................... 33,000          609,400
Sankyo Co., Ltd...................................... 6,000          143,882
Sekisui House, Ltd.................................. 31,000          283,520
Snow Brand Milk Product Co., Ltd.................... 35,000          120,383
Softbank Corp........................................ 2,200           76,440
Sony Corp........................................... 10,900          753,632
Sumitomo Bank, Ltd.................................. 48,000          492,771
Sumitomo Rubber Industries Ltd...................... 35,000          146,420
Sumitomo Trust & Banking Co., Ltd................... 74,000          503,221
Takeda Chemical Industries.......................... 24,000        1,419,919
TDK Corp............................................. 1,700          165,447
Tokio Marine & Fire Insurance Co. Ltd............... 39,000          446,797
Tokuyama Corp....................................... 34,000          133,905
Tokyo Electric Power Co., Inc....................... 18,000          446,613
Tokyo Gas Co., Ltd.................................. 91,000          269,193
Tokyo Steel Manufacturing Co., Ltd.................. 23,200          103,350
Tostem Corp......................................... 29,000          360,152
Toyota Motor Co..................................... 33,500        1,070,147
Uny Co., Ltd........................................ 23,000          245,580
West Japan Railway Co.................................. 166          733,678
Yamanouchi Pharmaceutical............................ 2,000           86,469
                                                      -----           ------

                                                                  26,084,580

NETHERLANDS - 5.9%
European Aeronautic Defence & Space Co.*............ 16,507          366,654
Getronics N.V....................................... 20,458          120,229
Heineken Holdings N.V...............................  8,907          376,285
Heineken N.V........................................  5,039          304,888
ING Groep N.V....................................... 23,015        1,838,279
Koninklijke (Royal) Philips Electonics N.V.......... 43,203        1,582,611
Koninklijke KPN N.V................................. 73,748          848,816
Koninklijke Numico, N.V.............................  9,134          465,622
Royal Dutch Petroleum Co............................ 12,273          751,919
VNU N.V.............................................  5,310          260,966
                                                      -----          -------

                                                                   6,916,269

NEW ZEALAND - 0.3%
Lion Nathan Ltd...................................  142,096          320,408
Telecom New Zealand.................................. 9,166           19,531
                                                      -----           ------

                                                                     339,939

NORWAY - 0.3%
Telenor A/S*........................................ 94,586          412,739
                                                     ------          -------

PORTUGAL - 0.1%
Telecel-Comunicacoes Pessoai, S.A.*................. 13,632          148,454
                                                     ------          -------

SECURITY                                                          VALUE
DESCRIPTION                                         SHARES       (NOTE 1)
                                                    ------       --------

SINGAPORE - 0.8%
City Developments Ltd............................... 47,000         $218,258
DBS Group Holdings Ltd.............................. 16,705          188,877
Singapore Airlines Ltd.............................. 26,000          257,975
Singapore Press Holdings Ltd........................ 18,000          265,821
                                                     ------          -------

                                                                     930,931

SPAIN - 3.7%
Acerinox, S.A........................................ 8,489          259,008
Banco Bilbao Vizcaya S.A............................ 80,465        1,197,318
Iberdrola I.S.A..................................... 59,723          748,507
Repsol S.A.......................................... 25,517          407,720
Telefonica S.A.*..................................  104,691        1,729,797
                                                    -------        ---------

                                                                   4,342,350

SWEDEN - 1.8%
Autoliv, Inc........................................ 11,138          174,860
Skandia Forsakrings AB.............................. 73,804        1,201,739
Tele1 Europe Holding AB*............................ 34,976          168,812
Telefonaktiebolaget LM Ericsson AB.................. 47,897          546,184
                                                     ------          -------

                                                                   2,091,595

SWITZERLAND - 10.6%
ABB Ltd.............................................. 3,914          417,373
Adecco S.A...........................................  532           334,963
Compagnie Financiere Richemont AG - Units A..........  247           660,954
Nestle S.A...........................................   909        2,121,000
Novartis AG.......................................... 1,119        1,978,972
Roche Holding AG.....................................   161        1,640,809
SGS Societe Generale de Surveillance Holding
S.A..................................................   259          375,710
Swatch Group AG......................................   228          285,000
Syngenta AG*......................................... 1,119           60,094
UBS AG...............................................12,992        2,121,225
Zurich Financial Services AG......................... 3,946        2,379,779
                                                      -----        ---------

                                                                  12,375,879

UNITED KINGDOM - 21.1%
3i Group Plc......................................... 8,227          152,205
Amvescap Plc........................................ 14,600          299,783
ARM Holdings Plc*................................... 13,207           99,867
Astrazeneca Group Plc................................ 4,650          234,527
BAE Systems Plc..................................... 39,837          227,414
Barclays Bank Plc................................... 29,600          916,533
BG Group Plc........................................ 92,611          362,602
Billiton Plc........................................ 87,327          336,694
Bookham Technology Plc*.............................. 5,700           80,922
BP Amoco Plc......................................  274,088        2,211,824
British American Tobacco Plc........................ 41,108          313,149
British Energy Plc.................................. 64,200          247,526
British Sky Broadcasting Group Plc*................. 30,158          505,214
British Telecommunications Plc...................... 21,853          186,799
Cable & Wireless Communications Plc.................. 9,052          122,152
Cadbury Schweppes Plc............................... 33,009          228,392
Canary Wharf Finance Plc*........................... 18,800          136,962
Carphone Warehouse (The), Plc*...................... 46,606          137,207
Celltech Group Plc*.................................. 9,400          166,180
Chubb Plc*.......................................... 66,800          157,725
Dixons Group Plc.................................... 38,853          130,059
Gallaher Group Plc.................................. 25,000          158,780
GlaxoSmithKline Plc*..............................  103,510        2,923,570
Glynwed International Plc........................... 51,702          149,118
Granada Compass Plc*................................ 56,753          617,853

                             See notes to financial statements

Cova Series Trust
International Equity Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                          VALUE
DESCRIPTION                                         SHARES       (NOTE 1)
                                                    ------       --------

UNITED KINGDOM - CONTINUED
Hanson Plc.......................................... 66,059         $453,118
Hays Plc............................................ 58,661          338,379
Hilton Group Plc.................................... 79,592          248,589
HSBC Holdings Plc.................................  138,675        2,041,274
Johnson Matthey Plc................................. 12,528          197,515
Legal & General Group Plc.........................  138,000          380,489
Lloyds TSB Group Plc................................ 47,284          500,281
Logica Plc........................................... 8,975          234,714
Marconi Plc......................................... 31,597          339,501
MFI Furniture Group Plc............................. 90,755           93,920
Nycomed Amersham Plc................................ 26,770          223,028
Pearson Plc......................................... 14,292          339,592
QXL Ricardo Plc*.................................... 89,000           11,970
Railtrack Group Plc................................. 12,700          175,555
Reckitt Benckiser Plc............................... 27,620          380,559

SECURITY                                                          VALUE
DESCRIPTION                                         SHARES       (NOTE 1)
                                                    ------       --------

UNITED KINGDOM - CONTINUED
Reuters Group Plc.................................   17,682         $299,384
Royal & Sun Alliance Insurance Group Plc..........   70,081          600,097
Royal Bank of Scotland............................   39,745          939,628
Scottish & Newcastle Plc..........................   12,698           89,187
Scottish Power Plc................................   55,439          438,266
Severn Trent Plc..................................   22,452          249,629
Smiths Group Plc..................................   20,746          250,503
Spirent Plc.......................................   15,006          136,792
Tesco Plc.........................................  228,099          929,726
Unilever Plc......................................   40,100          343,373
Vodafone Group Plc................................  923,563        3,388,324
                                                    -------        ---------

                                                                  24,726,450

Total Common and Preferred Stocks (Cost
$121,756,054)                                                    115,777,283

PAR                          SECURITY                               VALUE
AMOUNT                    DESCRIPTION                             (NOTE 1)
                          -----------                             --------

               SHORT-TERM INVESTMENTS - 5.9%
               UNITED STATES - 5.9%
$227,730       American Express II, 6.63%,
                  due 01/18/01(b)...................                  227,730
455,475        Bank of America, 6.67%, due
                  03/22/01(b).......................                  455,475
455,468        Bank of Montreal, 6.563%, due
                  01/05/01(b).......................                  455,468
1,366,407      Bank of Nova Scotia, 6.67%,
                  due 01/05/01(b)...................                1,366,407
455,468        Bank of Nova Scotia I, 6.63%,
                  due 01/19/01(b)...................                  455,468
910,936        Bayerische Hypovereinsbank,
                  5.50%, due 01/02/01(b)............                  910,936
211,712        Bayerische Hypovereinsbank I,
                  6.63%, due 02/01/01(b)............                  211,712
227,731        First Union National Bank,
                  6.67%, due 05/09/01(b)............                  227,731
575,020        Fleet National Bank, 6.85%,
                  due 04/30/01(b)...................                  575,020
446,953        Goldman Sachs, 6.71%, due
                  02/13/01(b).......................                  446,953
1,366,403      Merrimac Cash Fund-Premium
                  Class, 6.50%, due
                  01/02/01(b).......................                1,366,403
170,000        US Treasury Bill, 5.745%, due
                  03/22/01(c).......................                  167,776
40,000         US Treasury Bill, 6.035%, due
                  03/22/01(c).......................                   39,450
                  ------------                                         ------

                                                                    6,906,529

Total Short-Term Investments
                  (Cost $6,906,529)                                 6,906,529
                  -----------------                                 ---------

TOTAL INVESTMENTS - 104.6%
               (Cost $128,662,583)                                  122,683,812

Other Assets and Liabilities (net) -
               (4.6%)                                              (5,409,040)
               ------                                              -----------

TOTAL NET ASSETS - 100.0%                                          $117,274,772
                                                                   ============

                              PORTFOLIO FOOTNOTES:

*       Non-income producing security.


  (a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

  (b) Represents investment of collateral received from securities lending transactions.

  (c)  Held as collateral for open futures contracts.

  ADR - American Depositary Receipt

  See notes to financial statements

Cova Series Trust
Bond Debenture Portfolio
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

PAR                           SECURITY                                             VALUE
AMOUNT                     DESCRIPTION                 COUPON     MATURITY        (NOTE 1)
                           -----------                 ------     --------        --------
                DOMESTIC BONDS & DEBT
                   SECURITIES - 78.6%
                ADVERTISING - 4.1%
$1,500,000      Ackerley Group, Inc. (The)...........  9.000%     01/15/2009       $1,320,000
300,000         Interpublic Group of                   1.870%     06/01/2006          280,125
                   Companies, Inc. (The).
600,000         Interpublic Group of                   1.800%     09/16/2004          702,000
                   Companies, Inc. (The)
                   Convertible.
1,500,000       Lamar Media Corp.....................  9.625%     12/01/2006        1,552,500
1,000,000       News Corp. Ltd.......................  8.750%     02/15/2006          975,000
1,500,000       R.H. Donnelly Corp...................  9.125%     06/01/2008        1,466,250
                ------------------                     ------     ----------        ---------

                                                                                    6,295,875

                AEROSPACE & DEFENSE - 1.5%
1,000,000       BE Aerospace, Inc....................  9.875%     02/01/2006        1,007,500
1,000,000       Dyncorp, Inc.........................  9.500%     03/01/2007          825,000
500,000         United Defense Industries,             8.750%     11/15/2007          472,500
                   Inc.

                                                                                    2,305,000

                AIRLINES - 1.1%
1,000,000       America West Airlines, Inc........... 10.750%     09/01/2005          875,000
950,000         Continental Airlines, Inc............  8.000%     12/15/2005          912,000
                --------------------------             ------     ----------          -------

                                                                                    1,787,000

                AUTOMOTIVE - 2.5%
1,000,000       Collins & Aikman Corp................ 11.500%     04/15/2006          785,000
250,000         Dura Operating Corp..................  9.000%     05/01/2009          208,750
1,200,000       Navistar International                 8.000%     02/01/2008          882,000
                   Corp
1,500,000       Oshkosh Truck Corp...................  8.750%     03/01/2008        1,447,500
1,000,000       Safelite Glass Corp. (a).............  9.875%     12/15/2006           12,500
1,000,000       Tenneco Automotive Inc............... 11.625%     10/15/2009          490,000
                ----------------------                    ------------------          -------

                                                                                    3,825,750

                BANKING - 0.7%
7,200           CNB Cap Trust I Convertible            6.000%     06/30/2028          297,000
                   Preferred.
750,000         Providian Financial Corp.............  3.250%     08/15/2005          750,000
                ------------------------               ------     ----------          -------

                                                                                    1,047,000

                BEVERAGES, FOOD & TOBACCO - 0.2%
500,000         Agrilink Foods Inc................... 11.875%     11/01/2008          328,750
                ------------------------               ------     ----------          -------

                BUILDING MATERIALS - 0.8%
1,250,000       American Standard Inc................  8.250%     06/01/2009        1,193,750
                ----------------------                 ------     ----------        ---------

                CABLE - 6.9%
1,500,000       Adelphia Communications..............  9.500%     03/01/2005        1,410,000
1,000,000       Charter Communications                 8.625%     04/01/2009          912,500
                   Holdings LLC
1,000,000       Charter Communications                10.000%     04/01/2009          975,000
                   Holdings LLC
750,000         CSC Holdings, Inc....................  9.250%     11/01/2005          768,750
300,000         CSC Holdings, Inc.................... 10.500%     05/15/2016          327,000
1,000,000       Echostar Broadband Corp.              10.375%     10/01/2007          987,500
                   (144A)(b).
850,000         EchoStar Communications                4.875%     01/01/2007          654,500
                   Corp
230,000         Echostar DBS Corp....................  9.375%     02/01/2009          224,250
750,000         Frontiervision LP/Capital............ 11.000%     10/15/2006          690,000
1,000,000       Frontiervision LP/Capital............  0%, ++     09/15/2007          865,000
                                                      11.875%
1,000,000       Mediacom LLC.........................  8.500%     04/15/2008          920,000
1,000,000       NTL, Inc............................. 10.000%     02/15/2007          867,500
1,000,000       NTL, Inc.............................  0%, ++     10/01/2008          545,000
                                                      12.375%
750,000         Renaissance Media Group..............  0%, ++     04/15/2008          516,562
                                                      10.000%

                                                                                   10,663,562

                             See notes to financial statements
                                               47

Cova Series Trust
Bond Debenture Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

PAR                           SECURITY                                             VALUE
AMOUNT                     DESCRIPTION                 COUPON     MATURITY        (NOTE 1)
                           -----------                 ------     --------        --------

                CHEMICALS - 1.2%
$1,000,000      Huntsman Corp. (144A)(b).............  9.500%     07/01/2007         $605,000
250,000         Huntsman ICI Chemicals LLC........... 10.125%     07/01/2009          244,375
1,000,000       Scotts Co. (The) (144A)(b)...........  8.625%     01/15/2009          975,000
                --------------------------             ------     ----------          -------

                                                                                    1,824,375

                COMMERCIAL SERVICES - 5.0%
750,000         Affymetrix, Inc......................  4.750%     02/15/2007          557,812
1,500,000       Allied Waste North America,            7.875%     01/01/2009        1,398,750
                   Inc.
1,000,000       Avis Group Holdings, Inc............. 11.000%     05/01/2009        1,082,500
2,500,000       Iron Mountain, Inc................... 10.125%     10/01/2006        2,600,000
1,500,000       JMH Finance Ltd. (144A)(b)...........  4.750%     09/06/2007        1,522,500
622,000         Unicco Service Co....................  9.875%     10/15/2007          594,010
                ------------------                     ------     ----------          -------

                                                                                    7,755,572

                COMMUNICATIONS - 5.1%
1,000,000       Crown Castle Int'l. Corp............. 10.750%     08/01/2011        1,045,000
880,000         L-3 Communications Corp.............. 10.375%     05/01/2007          910,800
500,000         McLeodUSA, Inc....................... 12.000%     07/15/2008          507,500
1,000,000       McLeodUSA, Inc.......................  9.500%     11/01/2008          915,000
1,000,000       Metromedia Fiber Network,             10.000%     12/15/2009          835,000
                   Inc.
2,000,000       Nextel Communications, Inc...........  0%, ++     02/15/2008        1,465,000
                                                       9.950%
700,000         Nextel Communications, Inc...........  5.250%     01/15/2010          512,750
1,250,000       Sprint Spectrum L.P..................  0%, ++     08/15/2006        1,245,669
                                                      12.500%
500,000         Time Warner Telecom, LLC.............  9.750%     07/15/2008          462,500
                ------------------------               ------     ----------          -------

                                                                                    7,899,219

                COMPUTER SOFTWARE & PROCESSING - 0.6%
250,000         Globix Corp.......................... 12.500%     02/01/2010           93,750
600,000         Mercury Interactive Corp.              4.750%     07/01/2007          672,000
                   (144A)(b).
600,000         Orbital Imaging Corp................. 11.625%     03/01/2005           93,000
                --------------------                  -------     ----------           ------

                                                                                      858,750

                CONTAINERS & PACKAGING - 0.7%
1,000,000       Packaging Corp. of America...........  9.625%     04/01/2009        1,037,500
                --------------------------             ------     ----------        ---------

                COSMETICS & PERSONAL CARE - 0.4%
750,000         Chattem, Inc.........................  8.875%     04/01/2008          566,250
                ------------                           ------     ----------          -------

                ELECTRIC UTILITIES - 2.8%
1,500,000       AES Corp.............................  9.500%     06/01/2009        1,560,000
1,000,000       Calpine Corp.........................  7.875%     04/01/2008          943,570
500,000         Kansas City Power & Light              7.125%     12/15/2005          505,201
                   Co
74,859          Midland Cogeneration Venture           10.330%    07/23/2002           76,704
                   L.P.
1,250,000       PP&L Resources, Inc..................  6.550%     03/01/2006        1,244,112
                --------------------                   ------     ----------        ---------

                                                                                    4,329,587

                ELECTRONICS - 2.2%
500,000         Cypress Semiconductor Corp...........  3.750%     07/01/2005          352,500
1,000,000       Cypress Semiconductor Corp.            4.000%     02/01/2005          781,250
                   Convertible.
1,000,000       Flextronics International.             9.875%     07/01/2010        1,005,000
                   Ltd.
125,000         Lattice Semiconductor Corp.            4.750%     11/01/2006          137,344
                   Convertible (144A)(b).
750,000         LSI Logic............................  4.000%     02/15/2005          538,125
700,000         Vitesse Semiconductor.                 4.000%     03/15/2005          562,625
                   Convertible.

                                                                                    3,376,844

                             See notes to financial statements
                                               48

Cova Series Trust
Bond Debenture Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

PAR                           SECURITY                                             VALUE
AMOUNT                     DESCRIPTION                 COUPON     MATURITY        (NOTE 1)
                           -----------                 ------     --------        --------

                ENERGY - 0.0%
$1,000,000      AEI Holding Co., Inc.                 10.500%     12/15/2005          $65,000
                   (144A)(b).

                ENTERTAINMENT & LEISURE - 2.0%
1,700,000       Harrah's Operating Co.,                7.500%     01/15/2009        1,660,767
                   Inc.
1,500,000       Mohegan Tribal Gaming................  8.750%     01/01/2009        1,505,625
                ----------------------                 ------     ----------        ---------

                                                                                    3,166,392

                FINANCIAL SERVICES - 0.7%
1,000,000       Accuride Corp........................  9.250%     02/01/2008          607,500
500,000         Merrill Lynch & Co., Inc.............  1.500%     12/15/2005          493,750
                ------------------------               ------     ----------          -------

                                                                                    1,101,250

                FOREST PRODUCTS & PAPER - 0.1%
250,000         Fonda Group, Inc.....................  9.500%     03/01/2007          196,250
                ----------------                       ------     ----------          -------

                HEALTH CARE PROVIDERS - 1.6%
275,000         Fresenius Med Cap Trust I............  9.000%     12/01/2006          264,688
500,000         Healthsouth Corp. (144A)(b).......... 10.750%     10/01/2008          525,860
1,000,000       Leiner Health Products                 9.625%     07/01/2007          205,000
                   Group.
500,000         Prime Medical Services,                8.750%     04/01/2008          432,500
                   Inc.
1,000,000       Tenet Healthcare Corp................  8.625%     01/15/2007        1,028,750
                ----------------------                 ------     ----------        ---------

                                                                                    2,456,798

                HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.8%
1,000,000       D.R. Horton, Inc..................... 10.000%     04/15/2006        1,000,000
1,000,000       Lennar Corp..........................  7.625%     03/01/2009          926,479
1,000,000       MDC Holdings, Inc....................  8.375%     02/01/2008          915,000
                ------------------                     ------     ----------          -------

                                                                                    2,841,479

                LODGING - 1.9%
1,000,000       Aztar Corp...........................  8.875%     05/15/2007          970,000
1,000,000       Host Marriott LP (144A)(b)...........  9.250%     10/01/2007        1,000,000
1,000,000       Park Place Entertainment               7.875%     12/15/2005          982,500
                   Corp

                                                                                    2,952,500

                MEDIA - BROADCASTING & PUBLISHING - 3.8%
1,000,000       Allbritton Communications              9.750%     11/30/2007          980,000
                   Co
500,000         Cumulus Media, Inc................... 10.375%     07/01/2008          403,750
1,000,000       Fox Liberty Networks LLC.............  8.875%     08/15/2007        1,025,000
400,000         Gray Communications Systems,          10.625%     10/01/2006          389,000
                   Inc.
1,000,000       Interep National Radio                10.000%     07/01/2008          755,000
                   Sales.
425,000         Primedia, Inc........................ 10.250%     06/01/2004          427,125
1,600,000       Sinclair Broadcast Group,             10.000%     09/30/2005        1,560,000
                   Inc.
350,000         Young Broadcasting, Inc.............. 11.750%     11/15/2004          354,375
                ------------------------              -------     ----------          -------

                                                                                    5,894,250

                MEDICAL SUPPLIES - 0.7%
1,000,000       Fisher Scientific                      9.000%     02/01/2008          932,500
                   International, Inc
225,000         Fresenius Med Cap Trust II...........  7.875%     02/01/2008          205,312
                --------------------------             ------     ----------          -------

                                                                                    1,137,812

                METALS - 1.1%
1,000,000       AK Steel Corp........................  9.000%     09/15/2007          925,000
500,000         Nortek, Inc..........................  8.875%     08/01/2008          445,000
500,000         WCI Steel, Inc.......................  10.000%    12/01/2004          357,500
                --------------                         -------    ----------          -------

                                                                                    1,727,500

                             See notes to financial statements
                                               49

Cova Series Trust
Bond Debenture Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

PAR                           SECURITY                                             VALUE
AMOUNT                     DESCRIPTION                 COUPON     MATURITY        (NOTE 1)
                           -----------                 ------     --------        --------

                OIL & GAS - 4.4%
$1,000,000      Chesapeake Energy Corp...............  9.625%     05/01/2005       $1,033,750
1,250,000       Cross Timbers Royalty Trust..........  9.250%     04/01/2007        1,284,375
1,000,000       HS Resources, Inc....................  9.875%     12/01/2003        1,015,000
150,000         KCS Energy, Inc.(a).................. 11.000%     01/15/2003          140,250
1,000,000       Kerr-McGee Corp.                       5.250%     02/15/2010        1,262,500
                   Convertible.
660,000         Parker Drilling Corp. - Series         9.750%     11/15/2006          666,600
                   D.
500,000         Parker Drilling Corp.                  5.500%     08/01/2004          433,125
                   Convertible.
500,000         Pogo Producing Corp..................  8.750%     05/15/2007          495,000
500,000         Vintage Petroleum, Inc...............  8.625%     02/01/2009          510,000
                ----------------------                 ------     ----------          -------

                                                                                    6,840,600

                PHARMACEUTICALS - 2.9%
1,000,000       Ivax Corp. Convertible                 5.500%     05/15/2007        1,255,000
                   (144A)(b).
1,800,000       Roche Holdings, Inc.                    +         01/19/2015        1,651,500
                   Convertible (144A)(b).
1,000,000       Teva Pharmaceutical LLC                1.500%     10/15/2005        1,101,250
                   (144A)(b).
500,000         Vertex Pharmaceuticals, Inc            5.000%     09/19/2007          513,750
                   (144A)(b).

                                                                                    4,521,500

                RETAILERS - 0.5%
250,000         Costco Wholesale Corp.                  +         08/19/2017          240,313
                   Convertible.
500,000         Costco Wholesale Corp.                  +         08/19/2017          480,625
                   Convertible (144A)(b).

                                                                                      720,938

                TELEPHONE SYSTEMS - 7.1%
750,000         Exodus Communications, Inc........... 10.750%     12/15/2009          648,750
1,000,000       Exodus Communications, Inc.           11.625%     07/15/2010          895,000
                   (144A)(b).
1,000,000       Intermedia Communications of           9.500%     03/01/2009          705,000
                   Florida, Inc
1,000,000       Level 3 Communications,               11.000%     03/15/2008          885,000
                   Inc.
1,000,000       Liberty Media Group                    4.000%     11/15/2029          665,000
                   Convertible.
400,000         MasTec, Inc..........................  7.750%     02/01/2008          370,000
350,000         Motient Corp......................... 12.250%     04/01/2008          131,250
750,000         Price Communications Wireless,         9.125%     12/15/2006          763,125
                   Inc.
1,000,000       Qwest Communications                   7.500%     11/01/2008        1,008,551
                   International, Inc
1,000,000       SBA Communications Corp..............  0%, ++     03/01/2008          780,000
                                                      12.000%
1,500,000       TeleCorp PCS, Inc.................... 10.625%     07/15/2010        1,530,000
1,000,000       Triton PCS, Inc......................  0%, ++     05/01/2008          795,000
                                                      11.000%
500,000         VoiceStream Wireless Corp............ 10.375%     11/15/2009          538,125
750,000         Winstar Communications............... 12.750%     04/15/2010          498,750
1,000,000       XO Communications, Inc............... 10.750%     11/15/2008          830,000
                ----------------------                -------     ----------          -------

                                                                                   11,043,551

                TEXTILES, CLOTHING & FABRICS - 0.3%
500,000         Interface, Inc.......................  9.500%     11/15/2005          492,500
                --------------                         ------     ----------          -------

                TRANSPORTATION - 1.1%
600,000         Commscope, Inc. (144A)(b)............  4.000%     12/15/2006          433,500
500,000         Efficient Networks, Inc..............  5.000%     03/15/2005          254,375
1,000,000       United Parcel Services...............  1.750%     09/27/2007        1,051,250
                ----------------------                 ------     ----------        ---------

                                                                                    1,739,125

                             See notes to financial statements
                                               50

Cova Series Trust
Bond Debenture Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

PAR                           SECURITY                                             VALUE
AMOUNT                     DESCRIPTION                 COUPON     MATURITY        (NOTE 1)
                           -----------                 ------     --------        --------

                U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 12.8%
$10,459,722     Government National Mortgage           8.000%     05/15/2030      $10,735,869
                   Association.
8,955,673       Government National Mortgage           8.000%     05/15/2030        9,192,112
                   Association.

                                                                                   19,927,981

                Total Domestic Bonds & Debt                                       121,920,210
                   Securities (Cost
                    $131,617,288)

                FOREIGN BONDS & DEBT
                   SECURITIES - 11.8%
                ARGENTINA - 0.6%
1,000,000       Telefonica de Argentina S.A.           9.125%     05/07/2008          872,500
                   (U.S.$) (144A)(b).

                BERMUDA - 1.6%
2,000,000       Elan Finance Corp. Ltd.                 +         12/14/2018        1,475,000
                   (Yankee)(b).
1,000,000       Global Crossing Holdings Ltd.          9.625%     05/15/2008          945,000
                   (U.S.$).

                                                                                    2,420,000

                BRAZIL - 0.3%
500,000         Globo Comunicacoes                        10.625% 12/05/2008          423,750
                   Participation (U.S.$)
                   (144A)(b).

                CANADA - 2.8%
1,000,000       Clearnet Communications, Inc.          0%, ++     05/01/2009          790,000
                   (Yankee).......................... 10.125%
1,500,000       Gulf Canada Resources Ltd.             8.375%     11/15/2005        1,522,500
                   (Yankee)
1,000,000       Rogers Cantel, Inc.                    8.300%     10/01/2007          995,000
                   (Yankee)
1,000,000       Tembec Industries, Inc.                8.625%     06/30/2009          995,000
                   (Yankee)

                                                                                    4,302,500

                CHINA - 0.0%
250,000         Cathay International Ltd.             13.500%     04/15/2008           91,250
                   (U.S.$) (144A)(b).

                LUXEMBOURG - 0.5%
1,000,000       Millicom International                 0%, ++     06/01/2006          790,000
                   Cellular S.A. (Yankee)               13.500%
                   (144A)(b).
                   ----------

                MEXICO - 0.6%
1,000,000       TV Azteca S.A. (Yankee).............. 10.500%     02/15/2007          947,500
                ------------------------              -------     ----------          -------

                NETHERLANDS - 1.9%
1,000,000       ASM Lithography Holding N.V.           4.250%     11/30/2004          928,750
                   (U.S.$) (144A)(b).
500,000         STMicroelectronics N.V.                 +         09/22/2009          601,875
                   Convertible (U.S.$).
2,700,000       United Pan-Europe                      0%, ++     08/01/2009          837,000
                   Communications N.V.                12.500%
                   (Yankee)
500,000         United Pan-Europe                     11.250%     11/01/2009          322,500
                   Communications N.V.
                   (Yankee)
500,000         Versatel Telecom International        11.875%     07/15/2009          302,500
                   N.V. (Yankee).

                                                                                    2,992,625

                SWITZERLAND - 1.1%
600,000         Credit Suisse First Boston             2.250%     03/16/2004          601,500
                   Convertible (Yankee)
2,000,000       Roche Holdings, Inc.                    +         04/20/2010        1,162,600
                   Convertible (U.S.$)
                   (144A)(b).

                                                                                    1,764,100

                UNITED KINGDOM - 2.4%
550,000         Diamond Cable Communication            0%, ++     02/15/2007          371,250
                   Plc (Yankee)...................... 10.750%
1,000,000       Esprit Telecom Group Plc              10.875%     06/15/2008           15,000
                   (Yankee)
1,000,000       RSL Communications Plc                12.000%     11/01/2008           70,000
                   (Yankee)
750,000         Swiss Life Financial Ltd.              2.000%     05/20/2003          749,062
                   Convertible (U.S.$).
1,750,000       Swiss Life Financial Ltd.              2.000%     05/20/2005        1,789,463
                   Convertible (U.S.$).
1,500,000       Telewest Communication Plc             0%, ++     04/15/2009          708,750
                   (Yankee)..........................  9.250%
                   --------                            ------

                                                                                    3,703,525

                Total Foreign Bonds & Debt                                         18,307,750
                   Securities (Cost
                    $22,330,094)

                             See notes to financial statements

Cova Series Trust
Bond Debenture Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)


PAR/SHARE                     SECURITY                                             VALUE
AMOUNT                     DESCRIPTION                                            (NOTE 1)
                           -----------                                            --------
                COMMON AND PREFERRED STOCKS -
                  5.1%
                CABLE - 0.2%
10,000          Frontiervision LP/Capital....................................        $343,125
                --------------------------                                           --------

                COMMUNICATIONS - 0.8%
1,500,000       Williams Communications Group, Inc...........................       1,162,500
                ----------------------------------                                  ---------

                ELECTRIC UTILITIES - 1.1%
10,000          AES Trust VII Convertible Preferred*.........................         690,000
20,000          TXU Corp. Convertible Preferred..............................       1,008,750
                --------------------------------                                    ---------

                                                                                    1,698,750

                ELECTRONICS - 0.0%
           66   DecisionOne Corp.(a).........................................               1
           --   --------------------                                                        -

                FOOD RETAILERS - 0.3%
1,000,000       Whole Foods Market, Inc.*....................................         435,000
                --------------------------                                            -------

                FOREST PRODUCTS & PAPER - 1.3%
1,000,000       Abitibi-Consolidated, Inc....................................       1,007,600
1,000,000       International Paper Co.......................................       1,038,588
                ----------------------                                              ---------

                                                                                    2,046,188

                HEALTH CARE PROVIDERS - 0.1%
250,000         Wellpoint Health Networks, Inc.*.............................         228,125
                --------------------------------                                      -------

                INSURANCE - 0.2%
10,000          AmerUs Group. Convertible Preferred..........................         295,000
                ------------------------------------                                  -------

                MEDIA - BROADCASTING & PUBLISHING - 0.6%
10,000          Cox Communications, Inc......................................         620,000
8,500           Sinclair Broadcast Group, Inc................................         240,125
                ------------------------------                                        -------

                                                                                      860,125

                PHARMACEUTICALS - 0.5%
15,000          Pharmacia Corp. (ACES).......................................         777,188
                ----------------------                                                -------

                TELEPHONE SYSTEMS - 0.0%
1,533           Intermedia Communications of Florida, Inc.*..................          11,018
                --------------------------------------------                           ------

                Total Common and Preferred                                          7,857,020
                   Stocks (Cost $8,252,932)

                WARRANTS - 0.0%
                CABLE - 0.0%
          522   NTL, Inc. (expiring 10/14/08) (144A)(b)*.....................             326
          ---   ----------------------------------------                                  ---

                COMMUNICATIONS - 0.0%
          450   Splitrock Services, Inc. (expiring 07/15/08)                           58,950
                   (144A)(b)*

                COMPUTER SOFTWARE & PROCESSING - 0.0%
          600   Orbital Imaging Corp. (expiring 03/01/05)                               5,475
                   (144A)(b)*

                MEDICAL SUPPLIES - 0.0%
          250   Urohealth Systems, Inc. (expiring 04/10/04)                                 3
                   (144A)(b)*

                TELEPHONE SYSTEMS - 0.0%
          350   Motient Corporation (expiring 4/01/08)                                  4,944
                   (144A)(b)*

                Total Warrants (Cost $7,898)                                           69,698
                ----------------------------                                           ------

                SHORT-TERM INVESTMENTS - 6.0%
314,222         American Express II, 6.63%, due 01/18/01(c)..................         314,222
628,415         Bank of America, 6.67%, due 03/22/01(c)......................         628,415
628,427         Bank of Montreal, 6.563%, due 01/05/01(c)....................         628,427
1,885,274       Bank of Nova Scotia, 6.67%, due 01/05/01(c)..................       1,885,274
628,425         Bank of Nova Scotia I, 6.63%, due 01/19/01(c)................         628,425

                             See notes to financial statements
                                               52

Cova Series Trust
Bond Debenture Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

PAR/SHARE                     SECURITY                                             VALUE
AMOUNT                     DESCRIPTION                                            (NOTE 1)
                           -----------                                            --------

1,256,857       Bayerische Hypovereinsbank, 5.50%, due                             $1,256,857
                   01/02/01(c).
164,947         Bayerische Hypovereinsbank I, 6.63%, due                              164,947
                   02/01/01(c).
314,213         First Union National Bank, 6.67%, due                                 314,213
                   05/09/01(c).
264,120         Fleet National Bank, 6.85%, due 04/30/01(c)..................         264,120
1,273,123       Goldman Sachs, 6.71%, due 02/13/01(c)........................       1,273,123
1,885,285       Merrimac Cash Fund-Premium Class, 6.50%, due                        1,885,285
                   01/02/01(c).

Total Short-Term Investments                                                        9,243,308
                   (Cost $9,243,308)

TOTAL INVESTMENTS - 101.5%
               (Cost $171,451,521)                                                 157,397,986

Other Assets and Liabilities (net) -
               (1.4%)                                                              (2,207,841)
               ------                                                              -----------

TOTAL NET ASSETS - 100.0%                                                         $155,190,145
                                                                                  ============

                              PORTFOLIO FOOTNOTES:

*       Non-income producing security.

  (a)  Security is in Bankruptcy.

  (b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

  (c) Represents investment of collateral received from securities lending transactions.

  +  Zero coupon bond


  ++ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

  ACES - Automatically Convertible Equity Security

  Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

  See notes to financial statements
                                       53

Cova Series Trust
Bond Debenture Portfolio
PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
DECEMBER 31, 2000

The following table summarizes the portfolio composition of long-term debt holdings at December 31, 2000, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

PORTFOLIO COMPOSITION BY CREDIT QUALITY

RATINGS%                                                           OF PORTFOLIO
U.S. Gov't and Agency Obligations                                       12.7%
AAA                                                                      0.7
AA                                                                       0.7
A                                                                        1.4
BBB                                                                     10.8
BB                                                                      18.6
B                                                                       35.6
CCC                                                                      2.0
NR                                                                      17.5
                                                                        ----

                                                                       100.0%

Note: NR = Not Rated
                        See notes to financial statements

Cova Series Trust Mid-Cap Value Portfolio PORTFOLIO OF INVESTMENTS DECEMBER 31, 2000 (PERCENTAGE OF NET ASSETS)

SECURITY                                                          VALUE
DESCRIPTION                                         SHARES      (NOTE 1)
                                                    ------      --------

COMMON STOCKS - 96.0%
AUTOMOTIVE - 2.9%
Borg-Warner Automotive, Inc......................... 17,000        $680,000
Genuine Parts Co.................................... 40,300       1,055,356
                                                     ------       ---------

                                                                  1,735,356

BEVERAGES, FOOD & TOBACCO - 10.6%
Archer-Daniels-Midland Co........................... 90,800       1,362,000
Corn Products International, Inc.................... 43,200       1,255,500
Dean Foods Co....................................... 20,800         638,300
IBP, Inc............................................ 40,000       1,070,000
Sensient Technologies Corp.......................... 55,800       1,269,450
Smithfield Foods, Inc.*............................. 25,800         784,320
                                                     ------         -------

                                                                  6,379,570

CHEMICALS - 6.2%
Crompton Corp....................................... 79,000         829,500
IMC Global, Inc..................................... 89,400       1,391,287
Potash Corporation of Saskatchewan, Inc............. 19,000       1,487,937
                                                                  ---------

                                                                  3,708,724

CONTAINERS & PACKAGING - 4.7%
Ball Corp........................................... 29,400       1,354,237
Pactiv Corp.*.....................................  118,300       1,463,962
                                                    -------       ---------

                                                                  2,818,199

ELECTRIC UTILITIES - 12.2%
Ameren Corp......................................... 19,600         907,725
Constellation Energy Group, Inc..................... 21,700         977,856
IPALCO Enterprises, Inc............................. 31,100         752,231
Niagara Mohawk Holdings, Inc.*...................... 47,500         792,656
Northeast Utilities................................. 44,300       1,074,275
Reliant Energy, Inc................................. 21,100         913,894
Scana Corp. - W/I................................... 12,038         355,873
TECO Energy, Inc.................................... 48,300       1,563,712
                                                     ------       ---------

                                                                  7,338,222

ENTERTAINMENT & LEISURE - 1.0%
Harrah's Entertainment, Inc.*....................... 23,300         614,537
                                                     ------         -------

FOREST PRODUCTS & PAPER - 2.4%
Georgia-Pacific Group............................... 45,300       1,409,963
                                                     ------       ---------

HEALTH CARE PROVIDERS - 6.2%
Caremark Rx, Inc.*................................  186,000       2,522,625
DaVita, Inc.*....................................... 68,400       1,171,350
                                                     ------       ---------

                                                                  3,693,975

HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.1%
Whirlpool Corp...................................... 14,100         672,394
                                                     ------         -------

SECURITY                                                          VALUE
DESCRIPTION                                         SHARES      (NOTE 1)
                                                    ------      --------

HOUSEHOLD PRODUCTS - 2.1%
Snap-On, Inc........................................ 44,700      $1,246,013
                                                     ------      ----------

INSURANCE - 14.1%
Ace Ltd............................................. 21,600         916,650
Everest Re Group, Ltd............................... 12,600         902,475
Health Net, Inc.*................................... 53,200       1,393,175
Oxford Health Plans, Inc.*.......................... 32,300       1,275,850
PartnerRe Ltd....................................... 21,900       1,335,900
Transatlantic Holdings, Inc.......................... 8,100         857,588
Trigon Healthcare, Inc.*............................. 8,000         622,500
XL Captial Ltd...................................... 13,500       1,179,563
                                                     ------       ---------

                                                                  8,483,701

MEDIA - BROADCASTING & PUBLISHING - 0.1%
E.W. Scripps Co. (The)................................. 600          37,725
                                                        ---          ------

MEDICAL SUPPLIES - 8.9%
Becton Dickinson & Co............................... 35,100       1,215,338
Boston Scientific Corp.*............................ 84,300       1,153,856
St. Jude Medical, Inc.*............................. 19,600       1,204,175
Varian Medical Systems, Inc.*....................... 25,500       1,732,406
                                                     ------       ---------

                                                                  5,305,775

OIL & GAS - 11.1%
Dynegy, Inc. - Class A.............................. 20,784       1,165,203
ENSCO International, Inc............................ 30,000       1,021,875
EOG Resources, Inc.................................. 23,000       1,257,813
Kerr-McGee Corp..................................... 14,900         997,369
R&B Falcon Corp.*................................... 46,300       1,062,006
Southwest Gas Corp.................................. 53,300       1,165,938
                                                     ------       ---------

                                                                  6,670,204

REAL ESTATE - 2.2%
Healthcare Realty Trust, Inc. (REIT)................ 60,555       1,286,794
                                                     ------       ---------

RESTAURANTS - 2.3%
CBRL Group, Inc..................................... 76,300       1,387,706
                                                     ------       ---------

RETAILERS - 7.2%
Albertson's, Inc.................................... 24,200         641,300
Consolidated Stores Corp.*........................  126,800       1,347,250
J.C. Penney Co., Inc..............................  152,500       1,658,438
May Department Stores Co. (The)..................... 21,000         687,750
                                                     ------         -------

                                                                  4,334,738

TEXTILES, CLOTHING & FABRICS - 0.7%
Polymer Group, Inc.................................. 82,500         443,438
                                                     ------         -------

Total Common Stocks (Cost $43,810,561)                           57,567,034
                                                                 ----------

                        See notes to financial statements
                                       55

Cova Series Trust
Mid-Cap Value Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

PAR                          SECURITY                               VALUE
AMOUNT                    DESCRIPTION                            (NOTE 1)
                          -----------                            --------

               SHORT-TERM INVESTMENTS - 7.7%
$156,378       American Express II, 6.63%,
                  due 01/18/01(a)...................                $156,378
312,755        Bank of America, 6.67%, due
                  03/22/01(a).......................                 312,755
312,755        Bank of Montreal, 6.563%, due
                  01/05/01(a).......................                 312,755
938,266        Bank of Nova Scotia, 6.67%,
                  due 01/05/01(a)...................                 938,266
312,755        Bank of Nova Scotia I, 6.63%,
                  due 01/19/01(a)...................                 312,755
625,511        Bayerische Hypovereinsbank,
                  5.50%, due 01/02/01(a)............                 625,511
156,377        Bayerische Hypovereinsbank I,
                  6.63%, due 02/01/01(a)............                 156,377
156,378        First Union National Bank,
                  6.67%, due 05/09/01(a)............                 156,378
378,003        Fleet National Bank, 6.85%,
                  due 04/30/01(a)...................                 378,003
312,755        Goldman Sachs, 6.71%, due
                  02/13/01(a).......................                 312,755
938,267        Merrimac Cash Fund-Premium
                  Class, 6.50%, due
                  01/02/01(a).......................                 938,267
                  ------------                                       -------

Total Short-Term Investments
                  (Cost $4,600,200)                                4,600,200
                  -----------------                                ---------

TOTAL INVESTMENTS - 103.6%
               (Cost $48,410,761)                                 62,167,234

Other Assets and Liabilities (net) -
               (3.6%)                                             (2,187,197)
               ------                                             -----------

TOTAL NET ASSETS - 100.0%                                         $59,980,037
                                                                  ===========

                              PORTFOLIO FOOTNOTES:

*         Non-income producing security.


  (a) Represents investment of collateral received from securities lending transactions.

  REIT - Real Estate Investment Trust

                        See notes to financial statements

Cova Series Trust
Large Cap Research Portfolio
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                         VALUE
DESCRIPTION                                         SHARES     (NOTE 1)
                                                    ------     --------

COMMON STOCKS - 93.5%
AEROSPACE & DEFENSE - 2.6%
Boeing Co.........................................  19,300      $1,273,800
                                                    ------      ----------

AUTOMOTIVE - 0.8%
Ford Motor Co.....................................  17,764         416,344
                                                    ------         -------

BANKING - 12.2%
Bank One Corp.....................................  13,100         479,787
Chase Manhattan Corp.*............................  18,525         841,730
First Tennessee National Corp.....................  30,300         876,806
Fleet Boston Financial Corp.......................  25,995         976,437
M&T Bank Corp.....................................  11,300         768,400
MBNA Corp.........................................  12,400         458,025
Mellon Financial Corp.............................  14,800         727,975
Wells Fargo Co....................................  17,150         955,041
                                                    ------         -------

                                                                 6,084,201

BEVERAGES, FOOD & TOBACCO - 4.1%
Archer-Daniels-Midland Co.........................  38,430         576,450
Heinz (H.J.), Co..................................  19,100         906,056
Pepsico, Inc......................................  11,000         545,187
                                                    ------         -------

                                                                 2,027,693

CHEMICALS - 3.0%
Potash Corporation of Saskatchewan, Inc...........  11,900         931,919
Praxair, Inc......................................  12,700         563,562
                                                    ------         -------

                                                                 1,495,481

COMPUTER SOFTWARE & PROCESSING - 8.2%
Cadence Design Systems, Inc.*.....................  38,800       1,067,000
First Data Corp...................................  30,900       1,628,044
Mentor Graphics Corp.*............................  20,100         551,494
Peoplesoft, Inc.*.................................  22,800         847,875
                                                    ------         -------

                                                                 4,094,413

COMPUTERS & INFORMATION - 1.0%
Solectron Corp.*..................................  14,700         498,330
                                                    ------         -------

ELECTRIC UTILITIES - 11.8%
Dominion Resources, Inc...........................  15,700       1,051,900
Duke Energy Corp..................................  16,900       1,440,725
Entergy Corp......................................  17,100         723,544
Exelon Corp.......................................  17,237       1,210,210
FPL Group, Inc....................................  13,350         957,862
Progress Energy, Inc................................ 9,520         468,265
                                                     -----         -------

                                                                 5,852,506

FINANCIAL SERVICES - 1.1%
Morgan Stanley, Dean Witter & Co.................... 6,800         538,900
                                                     -----         -------

FOOD RETAILERS - 1.4%
Safeway, Inc.*....................................  10,800         675,000
                                                    ------         -------

FOREST PRODUCTS & PAPER - 5.0%
Bowater, Inc......................................  16,500         930,187
International Paper Co............................  20,100         820,331
Packaging Corp. of America*.......................  46,700         753,038
                                                    ------         -------

                                                                 2,503,556

SECURITY                                                         VALUE
DESCRIPTION                                         SHARES     (NOTE 1)
                                                    ------     --------

HEALTH CARE PROVIDERS - 2.1%
HCA-The Healthcare Company........................  23,400      $1,029,834
                                                    ------      ----------

HEAVY MACHINERY - 4.5%
Baker Hughes, Inc.................................  14,100         586,031
Deere & Co........................................  22,200       1,017,038
Eaton Corp.......................................... 8,800         661,650
                                                     -----         -------

                                                                 2,264,719

HOUSEHOLD PRODUCTS - 1.0%
Procter & Gamble Co................................. 6,400         502,000
                                                     -----         -------

INDUSTRIAL - DIVERSIFIED - 1.5%
Minnesota Mining & Manufacturing Co. (3M)........... 6,000         723,000
                                                                   -------

INSURANCE - 6.2%
Ace Ltd............................................ 35,400       1,502,288
American General Corp..............................  9,450         770,175
Cigna Corp.........................................  1,700         224,910
UnitedHealth Group, Inc............................  9,600         589,200
                                                     -----         -------

                                                                 3,086,573

MEDIA - BROADCASTING & PUBLISHING - 2.2%
Dow Jones & Co., Inc................................ 7,900         447,338
Time Warner, Inc.................................... 5,300         276,872
Viacom Inc. - Class B*.............................. 7,670         358,573
                                                     -----         -------

                                                                 1,082,783

METALS - 1.5%
Alcoa, Inc........................................  22,700         760,450
                                                    ------         -------

OIL & GAS - 11.9%
BP Amoco Plc (ADR).................................. 9,820         470,133
Coastal Corp......................................  11,620       1,026,191
Exxon Mobil Corp..................................  26,220       2,279,501
Schlumberger Ltd..................................  11,900         951,256
Tosco Corp........................................  12,600         427,613
Total Fina Elf S.A. (ADR)........................... 5,100         370,706
Transocean Sedco Forex, Inc......................... 8,187         376,602
                                                     -----         -------

                                                                 5,902,002

PHARMACEUTICALS - 3.9%
American Home Products Corp.......................  19,700       1,251,935
Pharmacia Corp....................................  11,662         711,382
                                                    ------         -------

                                                                 1,963,317

RETAILERS - 2.6%
Consolidated Stores Corp.*........................  66,600         707,625
Federated Department Stores, Inc.*................  17,000         595,000
                                                    ------         -------

                                                                 1,302,625

TELEPHONE SYSTEMS - 3.8%
Alltel Corp......................................... 7,500         468,281
SBC Communications Inc............................  17,800         849,950
Verizon Communications, Inc.......................  11,400         571,425
                                                    ------         -------

                                                                 1,889,656

TRANSPORTATION - 1.1%
United Parcel Service, Inc. - Class B............... 9,300         546,956
                                                     -----         -------

Total Common Stocks (Cost $37,954,792)                          46,514,139
                                                                ----------

                        See notes to financial statements
                                       57

Cova Series Trust
Large Cap Research Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

PAR                          SECURITY                               VALUE
AMOUNT                    DESCRIPTION                            (NOTE 1)
                          -----------                            --------

               SHORT-TERM INVESTMENTS - 7.4%
$125,147       American Express II, 6.63%,
                  due 01/18/01(a)...................                $125,147
250,296        Bank of America, 6.67%, due
                  03/22/01(a).......................                 250,296
250,294        Bank of Montreal, 6.563%, due
                  01/05/01(a).......................                 250,294
750,881        Bank of Nova Scotia, 6.67%,
                  due 01/05/01(a)...................                 750,881
250,294        Bank of Nova Scotia I, 6.63%,
                  due 01/19/01(a)...................                 250,294
500,588        Bayerische Hypovereinsbank,
                  5.50%, due 01/02/01(a)............                 500,588
125,148        Bayerische Hypovereinsbank I,
                  6.63%, due 02/01/01(a)............                 125,148
125,148        First Union National Bank,
                  6.67%, due 05/09/01(a)............                 125,148
302,505        Fleet National Bank, 6.85%,
                  due 04/30/01(a)...................                 302,505
250,294        Goldman Sachs, 6.71%, due
                  02/13/01(a).......................                 250,294
750,881        Merrimac Cash Fund-Premium
                  Class, 6.50%, due
                  01/02/01(a).......................                 750,881
                  ------------                                       -------

Total Short-Term Investments
                  (Cost $3,681,476)                                3,681,476
                  -----------------                                ---------

TOTAL INVESTMENTS - 100.9%
               (Cost $41,636,268)                                 50,195,615

Other Assets and Liabilities (net) -
              (0.9%)                                               (456,632)
              ------                                               ---------

TOTAL NET ASSETS - 100.0%                                        $49,738,983
                                                                 ===========

                              PORTFOLIO FOOTNOTES:

*       Non-income producing security.


  (a) Represents investment of collateral received from securities lending transactions.

  ADR - American Depositary Receipt

  See notes to financial statements
                                       58

Cova Series Trust
Developing Growth Portfolio
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                         VALUE
DESCRIPTION                                         SHARES     (NOTE 1)
                                                    ------     --------

COMMON STOCKS - 97.2%
AEROSPACE & DEFENSE - 0.5%
Moog, Inc. - Class A*............................... 1,000         $29,000
Orbital Sciences Corp.*...........................  43,600         179,850
                                                    ------         -------

                                                                   208,850

AIRLINES - 1.1%
Frontier Airlines, Inc.*..........................  15,200         470,250
                                                    ------         -------

APPAREL RETAILERS - 3.3%
AnnTaylor Stores Corp.*...........................  20,200         503,737
Children's Place Retail Stores, Inc.*.............  16,200         328,050
Pacific Sunwear of California, Inc.*..............  21,350         547,094
                                                    ------         -------

                                                                 1,378,881

BEVERAGES, FOOD & TOBACCO - 0.8%
Horizon Organic Holding Corp.*...................... 8,000          35,500
Smithfield Foods, Inc.*............................. 4,800         145,920
United Natural Foods, Inc.*......................... 8,200         144,525
                                                     -----         -------

                                                                   325,945

BUILDING MATERIALS - 0.7%
Insight Enterprises, Inc.*........................  16,200         290,588
                                                    ------         -------

CHEMICALS - 2.4%
OM Group, Inc.....................................  18,500       1,010,562
                                                    ------       ---------

COMMERCIAL SERVICES - 12.5%
Aegis Communications Group, Inc.*.................  41,800          33,440
Butler International, Inc.*.......................   6,250          28,906
CellStar Corp.*...................................  50,900          73,169
Core Laboratories N.V.*...........................  22,200         606,337
Corporate Executive Board Co.*....................  22,300         886,773
Critical Path, Inc.*..............................   2,000          61,500
DiamondCluster International, Inc. - Class A*.....   6,750         205,875
EGL, Inc.*........................................   5,000         119,687
First Consulting Group, Inc.*.....................   5,800          27,550
Forrester Research, Inc.*.........................   4,800         240,300
G & K Services, Inc...............................  15,600         438,750
IMRglobal Corp.*..................................   6,200          33,325
Iron Mountain, Inc.*..............................  19,200         712,800
Jupiter Media Metrix, Inc.*.......................   6,581          61,286
Labor Ready, Inc.*................................   8,700          28,819
Lexent, Inc.*.....................................   4,000          68,500
Management Network Group, Inc.*...................   4,200          49,875
MarchFirst, Inc.*.................................  10,412          15,618
NCO Group, Inc.*..................................  11,900         361,462
On Assignment, Inc.*..............................  11,100         316,350
Pegasus Solutions, Inc.*..........................  20,350         141,178
Steiner Leisure Ltd.*.............................  12,500         175,000
TeleTech Holdings, Inc.*..........................  33,800         621,075
                                                    ------         -------

                                                                 5,307,575

COMMUNICATIONS - 5.8%
Cable Design Technologies Corp.*..................  14,800         248,825
Comtech Telecommunications Corp.*................... 9,600         149,400
Plantronics, Inc.*................................  43,100       2,025,700
U.S. Wireless Corp.*................................ 3,300          14,437
                                                     -----          ------

                                                                 2,438,362

SECURITY                                                         VALUE
DESCRIPTION                                         SHARES     (NOTE 1)
                                                    ------     --------

COMPUTER SOFTWARE & PROCESSING - 10.4%
Activision, Inc.*.................................  12,200        $184,525
Acxiom Corp.*.....................................  24,500         953,969
BSQUARE Corp.*...................................... 6,300          37,800
CheckFree Corp.*.................................... 5,500         236,844
CyberSource Corp.*.................................. 6,500          15,437
Documentum, Inc.*.................................  13,200         655,875
eCollege.com, Inc.*...............................  10,800          43,875
eLoyalty Corp.*...................................  31,600         204,414
eMerge Interactive, Inc. - Class A*................. 6,600          23,925
Exchange Applications, Inc.*........................ 7,300           8,897
EXE Technologies, Inc.*............................. 9,000         117,000
iGate Capital Corp.*..............................  16,800          48,300
Lionbridge Technologies, Inc.*...................... 8,000          28,750
Manhattan Associates, Inc.*......................... 5,600         238,700
Manugistics Group, Inc.*............................ 6,000         342,000
Metasolv Software, Inc.*............................ 2,200          20,075
Multex.com, Inc.*................................... 7,700         102,025
National Instruments Corp.*......................... 5,950         288,947
Netopia, Inc.*...................................... 3,600          15,525
Phoenix Technologies Ltd.*.......................... 9,500         128,102
Primus Knowledge Solutions, Inc.*................... 4,200          27,300
Project Software & Development, Inc.*............... 5,300          56,892
Proxicom, Inc.*..................................... 2,400           9,900
RSA Security, Inc.*................................. 2,500         132,187
Rudolph Technologies, Inc.*......................... 1,300          39,244
Take-Two Interactive Software, Inc.*................ 5,400          62,100
THQ, Inc.*.......................................... 8,750         213,281
Verity, Inc.*....................................... 3,900          93,844
Virage, Inc.*....................................... 1,700           9,137
Watchguard Technologies, Inc.*...................... 2,300          72,737
                                                     -----          ------

                                                                 4,411,607

COMPUTERS & INFORMATION - 4.0%
Advanced Digital Information Corp.*...............  33,800         777,400
Cray, Inc.*.......................................  18,100          27,150
InFocus Corp.*...................................... 6,400          94,400
Interlink Electronics, Inc.*........................ 3,200          40,600
MICROS Systems, Inc.*............................... 9,600         175,200
RadiSys Corp.*....................................  17,300         447,637
Xircom, Inc.*....................................... 7,700         119,350
                                                     -----         -------

                                                                 1,681,737

ELECTRICAL EQUIPMENT - 1.5%
Ampex Corp.*......................................  27,100          10,162
Analogic Corp....................................... 6,300         280,744
Technitrol, Inc..................................... 7,800         320,775
Universal Electronics, Inc.*........................ 2,800          43,225
                                                     -----          ------

                                                                   654,906

ELECTRONICS - 5.8%
Artesyn Technologies, Inc.*.......................  12,200         193,675
AXT, Inc.*.......................................... 5,000         165,312
CTS Corp............................................ 2,800         102,025
Dallas Semiconductor Corp........................... 3,800          97,375
Dionex Corp.*....................................... 2,500          86,250
EMS Technologies, Inc.*............................. 7,600          88,350

                             See notes to financial statements
                                               59

Cova Series Trust
Developing Growth Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                         VALUE
DESCRIPTION                                         SHARES     (NOTE 1)
                                                    ------     --------

ELECTRONICS - CONTINUED
Fairchild Semiconductor Corp.*....................  10,300        $148,706
Helix Technology Corp............................... 2,300          54,445
Lecroy Corp.*....................................... 8,500         105,187
Luminent, Inc.*..................................... 8,300          49,929
NVIDIA Corp.*.....................................  10,100         330,933
Oak Technology, Inc.*............................... 9,600          83,400
Pioneer-Standard Electronics, Inc................... 3,600          39,600
Sawtek, Inc.*.....................................  12,200         563,487
Silicon Storage Technology, Inc.*................... 7,100          83,869
SLI, Inc..........................................  19,400         124,888
Three-Five Systems, Inc.*........................... 8,350         150,300
                                                     -----         -------

                                                                 2,467,731

ENTERTAINMENT & LEISURE - 1.5%
American Classic Voyages Co.*....................... 9,500         133,000
Bally Total Fitness Holdings Corp.*................. 8,500         287,937
Championship Auto Racing Teams, Inc.*............... 8,400         176,400
Cinar Corp.*(a)..................................... 6,300          24,019
                                                     -----          ------

                                                                   621,356

FINANCIAL SERVICES - 2.5%
Federal Agricultural Mortgage Corp.*..............  11,400         266,475
Investment Technology Group, Inc.*.................. 3,200         133,600
Metris Companies, Inc.............................  15,800         415,737
Raymond James Financial, Inc........................ 3,400         118,575
S1 Corp.*.........................................  22,600         118,650
                                                    ------         -------

                                                                 1,053,037

FOOD RETAILERS - 1.5%
Whole Foods Market, Inc.*.........................  10,300         629,587
                                                    ------         -------

HEALTH CARE PROVIDERS - 3.2%
Apria Healthcare Group, Inc.*.....................  18,800         559,300
Collateral Therapeutics, Inc.*....................   1,100          19,456
Hanger Orthopedic Group, Inc.*....................  13,800          18,112
Healthcare Services Group, Inc.*..................  11,750          74,906
Matria Healthcare, Inc.*..........................   8,750          84,219
Pharmaceutical Product Development, Inc.*.........   7,500         372,656
Renal Care Group, Inc.*...........................   7,900         216,633
                                                     -----         -------

                                                                 1,345,282

HEAVY MACHINERY - 0.7%
Flow International Corp.*.........................  10,200         112,200
Semitool, Inc.*...................................  21,200         205,375
                                                    ------         -------

                                                                   317,575

HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 0.5%
Crossmann Communities, Inc.*......................  10,100         212,100
                                                    ------         -------

INSURANCE - 2.3%
Advance Paradigm, Inc.*...........................  13,000         591,500
Hooper Holmes, Inc................................  34,000         376,040
                                                    ------         -------

                                                                   967,540

MEDIA - BROADCASTING & PUBLISHING - 0.3%
Regent Communications, Inc.*......................  21,200         125,875
                                                    ------         -------

MEDICAL SUPPLIES - 4.5%
Arrow International, Inc..........................  10,800         406,857
ATS Medical, Inc.*................................  21,800         309,287

SECURITY                                                         VALUE
DESCRIPTION                                         SHARES     (NOTE 1)
                                                    ------     --------

MEDICAL SUPPLIES - CONTINUED
Bio-Rad Laboratories, Inc. - Class A*................. 800         $25,440
Coherent, Inc.*...................................  13,300         432,250
Diagnostic Products Corp............................ 4,900         267,663
Orthofix International N.V.*......................  11,300         216,113
Radiance Medical Systems, Inc.*..................... 9,500          47,500
SonoSite, Inc.*..................................... 7,700          98,175
Theragenics Corp.*................................  16,900          84,500
Therma-Wave Inc.*................................... 1,500          21,000
                                                     -----          ------

                                                                 1,908,785

METALS - 0.5%
Matthews International Corp......................... 7,100         224,094
                                                     -----         -------

MINING - 2.4%
North American Palladium Ltd.*....................  13,900         125,100
Stillwater Mining Co.*............................  23,200         912,920
                                                    ------         -------

                                                                 1,038,020

MISCELLANEOUS - 1.2%
Armor Holdings, Inc.*.............................  22,000         383,625
Student Advantage, Inc.*..........................  30,100         127,925
                                                    ------         -------

                                                                   511,550

OIL & GAS - 6.7%
Evergreen Resources, Inc.*.......................... 9,700         374,663
EXCO Resources, Inc.*.............................  10,800         168,750
Forest Oil Corp.*................................... 4,900         180,688
Grant Prideco, Inc.*................................ 5,600         122,850
Louis Dreyfus Natural Gas Corp.*..................  16,700         765,069
Seitel, Inc.*.....................................  10,300         189,906
Stone Energy Corp.*................................. 5,100         329,205
Superior Energy Services, Inc.*...................  14,100         162,150
Vintage Petroleum, Inc............................  26,100         561,150
                                                    ------         -------

                                                                 2,854,431

PHARMACEUTICALS - 6.9%
Albany Molecular Research, Inc.*.................... 8,500         523,813
Barr Laboratories, Inc.*............................ 4,150         302,691
Corixa Corp.*....................................... 8,700         242,513
Hyseq, Inc.*........................................ 1,700          24,438
ICOS Corp.*.......................................  11,500         597,281
ILEX Oncology, Inc.*................................ 5,700         149,981
Invitrogen Corp.*................................... 1,600         138,200
K-V Pharmaceutical Co. - Class A*................... 5,000         125,000
Kos Pharmaceuticals, Inc.*.......................... 6,800         119,850
Maxim Pharmaceuticals, Inc.*........................ 3,800          24,225
Medicines Co. (The)*................................ 4,800          98,400
Noven Pharmaceuticals, Inc*......................... 3,400         127,075
Scios, Inc.*........................................ 5,800         129,050
SICOR, Inc.*......................................  16,100         232,444
SuperGen, Inc.*..................................... 5,500          76,313
                                                     -----          ------

                                                                 2,911,274

REAL ESTATE - 0.5%
Catellus Development Corp.*......................... 4,700          82,250
Healthcare Realty Trust, Inc. (REIT)................ 6,000         127,500
                                                     -----         -------

                                                                   209,750

                        See notes to financial statements
                                       60

Cova Series Trust
Developing Growth Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                         VALUE
DESCRIPTION                                         SHARES     (NOTE 1)
                                                    ------     --------

RESTAURANTS - 1.3%
Buca, Inc.*......................................... 4,100         $60,219
CEC Entertainment, Inc.*..........................  10,000         341,250
P.F. Chang's China Bistro, Inc.*.................... 5,400         169,763
                                                     -----         -------

                                                                   571,232

RETAILERS - 2.0%
Alloy Online, Inc.*...............................   9,700          74,569
Cost Plus, Inc.*..................................   5,450         160,094
MSC Industrial Direct Co.,Inc.*...................  23,400         422,663
ValueVision International, Inc. - Class A*........  15,300         193,163
                                                                   -------

                                                                   850,489

TELEPHONE SYSTEMS - 0.8%
Boston Communications Group, Inc.*................   5,200         144,950
Lightbridge, Inc.*................................   8,000         105,000
Mpower Communications Corp.*......................   9,750          49,969
Talk.com, Inc.*...................................  26,500          38,094
                                                    ------          ------

                                                                   338,013

SECURITY                                                         VALUE
DESCRIPTION                                         SHARES     (NOTE 1)
                                                    ------     --------

TEXTILES, CLOTHING & FABRICS - 7.0%
Cutter & Buck, Inc.*..............................   8,700         $66,338
Guess ?, Inc.*....................................  13,600          72,250
Kenneth Cole Productions, Inc.*...................   6,300         253,575
Quiksilver, Inc.*.................................  25,200         488,250
Tarrant Apparel Group*............................  13,800          50,025
Timberland Co. (The)*.............................  23,900       1,598,313
Tropical Sportswear International Corp.*..........  16,000         222,000
Vans, Inc.*.......................................  13,100         221,881
                                                    ------         -------

                                                                 2,972,632

TRANSPORTATION - 1.7%
Railworks Corp.*..................................  12,100          28,360
Skywest, Inc......................................  24,600         707,250
                                                    ------         -------

                                                                   735,610

WATER AND SEWER - 0.4%
Ionics, Inc.*....................................... 6,300         178,763
                                                     -----         -------

Total Common Stocks (Cost $41,091,680)                          41,223,989
                                                                ----------

PAR                          SECURITY                               VALUE
AMOUNT                    DESCRIPTION                            (NOTE 1)
                          -----------                            --------

               SHORT-TERM INVESTMENTS - 9.4%
$136,096       American Express II, 6.63%,
                  due 01/18/01(b)...................                 136,096
272,193        Bank of America, 6.67%, due
                  03/22/01(b).......................                 272,193
272,193        Bank of Montreal, 6.563%, due
                  01/05/01(b).......................                 272,193
816,578        Bank of Nova Scotia, 6.67%,
                  due 01/05/01(b)...................                 816,578
272,193        Bank of Nova Scotia I, 6.63%,
                  due 01/19/01(b)...................                 272,193
544,385        Bayerische Hypovereinsbank,
                  5.50%, due 01/02/01(b)............                 544,385
136,096        Bayerische Hypovereinsbank I,
                  6.63%, due 02/01/01(b)............                 136,096
136,096        First Union National Bank,
                  6.67%, due 05/09/01(b)............                 136,096
328,977        Fleet National Bank, 6.85%,
                  due 04/30/01(b)...................                 328,977
272,193        Goldman Sachs, 6.71%, due
                  02/13/01(b).......................                 272,193
816,578        Merrimac Cash Fund-Premium
                  Class, 6.50%, due
                  01/02/01(b).......................                 816,578
                  ------------                                       -------

Total Short-Term Investments
                  (Cost $4,003,578)                                4,003,578
                  -----------------                                ---------

TOTAL INVESTMENTS - 106.6%
               (Cost $45,095,258)                                  45,227,567

Other Assets and Liabilities (net) -
               (6.7%)                                             (2,831,981)
               ------                                             -----------

TOTAL NET ASSETS - 100.0%                                         $42,395,586
                                                                  ===========

                              PORTFOLIO FOOTNOTES:

*       Non-income producing security.

  (a)  Security is in Bankruptcy.

  (b) Represents investment of collateral received from securities lending transactions.

  REIT - Real Estate Investment Trust

                        See notes to financial statements
                                       61

Cova Series Trust
Lord Abbett Growth & Income Portfolio
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                              VALUE
DESCRIPTION                                           SHARES         (NOTE 1)
                                                      ------         --------

COMMON STOCKS - 95.9%
AEROSPACE & DEFENSE - 4.2%
Boeing Co..............................................  200,000     $13,200,000
Lockheed Martin Corp...................................  260,000       8,827,000
United Technologies Corp...............................  220,000      17,297,500
                                                         -------      ----------

                                                                      39,324,500

AIRLINES - 1.1%
AMR Corp.*.............................................  260,000      10,188,750
                                                         -------      ----------

BANKING - 9.1%
Bank One Corp..........................................  300,000      10,987,500
Chase Manhattan Corp.*.................................  190,000       8,633,125
Fleet Boston Financial Corp............................  500,000      18,781,250
MBNA Corp..............................................  360,000      13,297,500
Mellon Financial Corp..................................  240,000      11,805,000
Wells Fargo Co.........................................  400,000      22,275,000
                                                         -------      ----------

                                                                      85,779,375

BEVERAGES, FOOD & TOBACCO - 3.3%
Archer-Daniels-Midland Co............................  1,200,000      18,000,000
Hershey Foods Corp.....................................  100,000       6,437,500
Pepsico, Inc...........................................  140,000       6,938,750
                                                         -------       ---------

                                                                      31,376,250

CHEMICALS - 2.2%
Dow Chemical Co........................................  300,000      10,987,500
Praxair, Inc............................................. 16,000         710,000
Rohm & Haas Co.........................................  250,000       9,078,125
                                                         -------       ---------

                                                                      20,775,625

COMMUNICATIONS - 0.9%
QUALCOMM, Inc.*........................................  100,000       8,218,750
                                                         -------       ---------

COMPUTER SOFTWARE & PROCESSING - 3.7%
Cadence Design Systems, Inc.*..........................  420,000      11,550,000
First Data Corp........................................  320,000      16,860,000
Peoplesoft, Inc.*......................................  180,000       6,693,750
                                                         -------       ---------

                                                                      35,103,750

COMPUTERS & INFORMATION - 0.9%
International Business Machines Corp...................  100,000       8,500,000
                                                         -------       ---------

COSMETICS & PERSONAL CARE - 0.9%
Avon Products, Inc.....................................  180,000       8,617,500
                                                         -------       ---------

ELECTRIC UTILITIES - 9.9%
Dominion Resources, Inc................................  400,000      26,800,000
Duke Energy Corp.......................................  240,000      20,460,000
Exelon Corp............................................  300,000      21,063,000
FirstEnergy Corp.......................................  680,000      21,462,500
PG&E Corp..............................................  205,600       4,112,000
                                                         -------       ---------

                                                                      93,897,500

ELECTRICAL EQUIPMENT - 1.3%
Emerson Electric Co....................................  160,000      12,610,000
                                                         -------      ----------

SECURITY                                                              VALUE
DESCRIPTION                                           SHARES         (NOTE 1)
                                                      ------         --------

ELECTRONICS - 1.0%
General Motors Corp. - Class H*..............................  3             $69
Texas Instruments, Inc.................................  200,000       9,475,000
                                                         -------       ---------

                                                                       9,475,069

ENVIRONMENTAL CONTROLS - 1.4%
Waste Management, Inc..................................  470,000      13,042,500
                                                         -------      ----------

FINANCIAL SERVICES - 1.3%
Morgan Stanley, Dean Witter & Co.......................  160,000      12,680,000
                                                         -------      ----------

FOOD RETAILERS - 1.3%
Safeway, Inc.*.........................................  200,000      12,500,000
                                                         -------      ----------

FOREST PRODUCTS & PAPER - 2.4%
Bowater, Inc...........................................  260,000      14,657,500
International Paper Co.................................  200,000       8,162,500
                                                         -------       ---------

                                                                      22,820,000

HEALTH CARE PROVIDERS - 1.6%
HCA-The Healthcare Company.............................  350,000      15,403,500
                                                         -------      ----------

HEAVY MACHINERY - 2.2%
Deere & Co.............................................  450,000      20,615,625
                                                         -------      ----------

INDUSTRIAL - DIVERSIFIED - 2.6%
Minnesota Mining & Manufacturing Co. (3M)..............  200,000      24,100,000
                                                         -------      ----------

INSURANCE - 12.0%
Ace Ltd................................................  650,000      27,584,375
Aegon N.V. (ADR).......................................  200,000       8,287,500
American General Corp..................................  220,000      17,930,000
Cigna Corp.............................................  120,000      15,876,000
Jefferson-Pilot Corp...................................  270,000      20,182,500
St. Paul Co............................................  200,000      10,862,500
UnitedHealth Group, Inc................................  200,000      12,275,000
                                                         -------      ----------

                                                                     112,997,875

MEDIA - BROADCASTING & PUBLISHING - 2.3%
Dow Jones & Co., Inc...................................  200,000      11,325,000
Viacom Inc. - Class B*.................................  220,000      10,285,000
                                                         -------      ----------

                                                                      21,610,000

MEDICAL SUPPLIES - 1.8%
Baxter International, Inc..............................  100,000       8,831,250
Becton Dickinson & Co..................................  240,000       8,310,000
                                                         -------       ---------

                                                                      17,141,250

METALS - 1.9%
Alcoa, Inc.............................................  530,000      17,755,000
                                                         -------      ----------

OIL & GAS - 13.0%
BP Amoco Plc (ADR).....................................  300,000      14,362,500
Coastal Corp...........................................  280,000      24,727,500
Exxon Mobil Corp.......................................  300,000      26,081,250
Schlumberger Ltd.......................................  240,000      19,185,000
Tosco Corp.............................................  320,000      10,860,000
Total Fina Elf S.A. (ADR)..............................  240,000      17,445,000
Transocean Sedco Forex, Inc............................  220,000      10,120,000
                                                         -------      ----------

                                                                     122,781,250

                        See notes to financial statements

Cova Series Trust
Lord Abbett Growth & Income Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                               VALUE
DESCRIPTION                                           SHARES          (NOTE 1)
                                                      ------          --------

PHARMACEUTICALS - 4.5%
American Home Products Corp............................  350,000     $22,242,500
McKesson HBOC, Inc.....................................  200,000       7,178,000
Pharmacia Corp.........................................  220,000      13,420,000
                                                         -------      ----------

                                                                      42,840,500

RETAILERS - 1.1%
Consolidated Stores Corp.*.............................  620,000       6,587,500
Target Corp............................................  124,100       4,002,225
                                                         -------       ---------

                                                                      10,589,725

TELEPHONE SYSTEMS - 3.8%
Alltel Corp............................................  180,000      11,238,750
SBC Communications, Inc................................  250,000      11,937,500
Verizon Communications, Inc............................  250,000      12,531,250
                                                         -------      ----------

                                                                      35,707,500

SECURITY                                                              VALUE
DESCRIPTION                                           SHARES         (NOTE 1)
                                                      ------         --------

TEXTILES, CLOTHING & FABRICS - 0.2%
V.F. Corp................................................ 48,600      $1,761,264
                                                          ------      ----------

TRANSPORTATION - 1.7%
Burlington Northern Santa Fe Corp......................  140,000       3,963,750
United Parcel Service, Inc. - Class B..................  200,000      11,762,500
                                                         -------      ----------

                                                                      15,726,250

U.S. GOVERNMENT AGENCY - 2.3%
Federal National Mortgage Association..................  250,000      21,687,500
                                                         -------      ----------

Total Common Stocks (Cost $723,538,141)                              905,626,808
                                                                     -----------

CONVERTIBLE PREFERRED STOCKS - 1.1%
BEVERAGES, FOOD & TOBACCO - 1.1%
Seagram Co Ltd (ACES) (Cost $9,284,846)................  200,000      10,425,000
                                                         -------      ----------

PAR                           SECURITY                              VALUE
AMOUNT                     DESCRIPTION                             (NOTE 1)
                           -----------                             --------

                SHORT-TERM INVESTMENTS - 7.6%
$2,437,923      American Express II, 6.63%,
                   due 01/18/01(a)...................                2,437,923
4,875,849       Bank of America, 6.67%, due
                   03/22/01(a).......................                4,875,849
4,875,849       Bank of Montreal, 6.563%, due
                   01/05/01(a).......................                4,875,849
14,627,548      Bank of Nova Scotia, 6.67%,
                   due 01/05/01(a)...................               14,627,548
4,875,849       Bank of Nova Scotia I, 6.63%,
                   due 01/19/01(a)...................                4,875,849
9,751,698       Bayerische Hypovereinsbank,
                   5.50%, due 01/02/01(a)............                9,751,698
2,832,728       Bayerische Hypovereinsbank I,
                   6.63%, due 02/01/01(a)............                2,832,728
2,437,926       First Union National Bank,
                   6.67%, due 05/09/01(a)............                2,437,926
5,945,902       Fleet National Bank, 6.85%,
                   due 04/30/01(a)...................                5,945,902
4,428,192       Goldman Sachs, 6.71%, due
                   02/13/01(a).......................                4,428,192
14,627,546      Merrimac Cash Fund-Premium
                   Class, 6.50%, due
                   01/02/01(a).......................               14,627,546
                   ------------                                     ----------

Total Short-Term Investments
                   (Cost $71,717,010)                               71,717,010
                   ------------------                               ----------

TOTAL INVESTMENTS - 104.6%
               (Cost $804,539,997)                                 987,768,818

Other Assets and Liabilities (net) -
               (4.6%)                                             (43,188,391)
               ------                                             ------------

TOTAL NET ASSETS - 100.0%                                         $944,580,427
                                                                  ============

                              PORTFOLIO FOOTNOTES:

*       Non-income producing security.


  (a) Represents investment of collateral received from securities lending transactions.

  ADR - American Depositary Receipt

  ACES - Automatically Convertible Equity Security

                        See notes to financial statements
                                       63

Cova Series Trust
Balanced Portfolio
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                        VALUE
DESCRIPTION                                         SHARES     (NOTE 1)
                                                    ------     --------

COMMON STOCKS - 62.5%
ADVERTISING - 0.4%
Interpublic Group of Companies,
Inc. (The)..........................................   800       $34,050
                                                       ---       -------

AEROSPACE & DEFENSE - 1.0%
General Dynamics Corp............................... 1,200        93,600
                                                     -----        ------

BANKING - 7.9%
Chase Manhattan Corp.*.............................. 2,070        94,056
Comerica, Inc....................................... 2,100       124,687
Fifth Third Bancorp................................... 400        23,900
MBNA Corp........................................... 3,690       136,299
Mellon Financial Corp............................... 1,800        88,537
USA Education, Inc.................................. 3,563       242,284
Wells Fargo Co........................................ 900        50,119
                                                       ---        ------

                                                                 759,882

BEVERAGES, FOOD & TOBACCO - 5.1%
Heinz (H.J.), Co.................................... 3,400       161,288
Ralston Purina Group................................ 4,200       109,725
Sysco Corp.......................................... 7,250       217,500
                                                     -----       -------

                                                                 488,513

BUILDING MATERIALS - 1.9%
Martin Marietta Materials, Inc........................ 100         4,230
Masco Corp.......................................... 6,815       175,060
                                                     -----       -------

                                                                 179,290

COMMERCIAL SERVICES - 0.9%
Ecolab, Inc......................................... 2,100        90,694
                                                     -----        ------

COMMUNICATIONS - 1.9%
Cisco Systems, Inc.*................................ 2,400        91,800
Nokia Corp. (ADR)..................................... 800        34,800
Nortel Networks Corp................................ 1,800        57,712
                                                     -----        ------

                                                                 184,312

COMPUTER SOFTWARE & PROCESSING - 1.9%
First Data Corp..................................... 2,390       125,923
Microsoft Corp.*.................................... 1,285        55,737
                                                     -----        ------

                                                                 181,660

COMPUTERS & INFORMATION - 2.6%
Compaq Computer Corp................................ 1,500        22,575
Dell Computer Corp.*................................ 1,350        23,541
Electronic Data Systems Corp.......................... 800        46,200
EMC Corp.*............................................ 900        59,850
Sun Microsystems, Inc.*............................. 1,000        27,875
Sungard Data Systems, Inc.*......................... 1,540        72,573
                                                     -----        ------

                                                                 252,614

CONTAINERS & PACKAGING - 1.0%
Avery-Dennison Corp................................. 1,810        99,323
                                                     -----        ------

COSMETICS & PERSONAL CARE - 1.2%
Estee Lauder Co..................................... 1,230        53,889
Gillette Co......................................... 1,640        59,245
                                                     -----        ------

                                                                 113,134

SECURITY                                                        VALUE
DESCRIPTION                                         SHARES     (NOTE 1)
                                                    ------     --------

ELECTRIC UTILITIES - 2.9%
AES Corp.*.......................................... 1,600       $88,600
Duke Energy Corp.................................... 1,110        94,628
Exelon Corp......................................... 1,000        70,210
Montana Power Co. (The)............................. 1,000        20,750
                                                     -----        ------

                                                                 274,188

ELECTRICAL EQUIPMENT - 1.2%
General Electric Co................................. 2,325       111,455
                                                     -----       -------

ELECTRONICS - 2.2%
Applied Materials, Inc.*.............................. 530        20,239
Intel Corp.......................................... 1,550        46,597
KLA-Tencor Corp.*................................... 1,260        42,446
Maxim Integrated Products, Inc.*...................... 940        44,944
Texas Instruments, Inc.............................. 1,200        56,850
                                                     -----        ------

                                                                 211,076

FOREST PRODUCTS & PAPER - 2.0%
Kimberly-Clark Corp................................. 1,200        84,828
Mead Corp........................................... 3,430       107,616
                                                     -----       -------

                                                                 192,444

HOUSEHOLD PRODUCTS - 0.7%
Energizer Holdings, Inc.*........................... 3,200        68,400
                                                     -----        ------

INDUSTRIAL - DIVERSIFIED - 3.4%
Illinois Tool Works, Inc............................ 1,060        63,136
Millipore Corp...................................... 2,760       173,880
Tyco International Ltd.............................. 1,600        88,800
                                                     -----        ------

                                                                 325,816

INSURANCE - 1.5%
Ambac Financial Group, Inc.......................... 1,200        69,975
American International Group.......................... 800        78,850
                                                       ---        ------

                                                                 148,825

MEDIA - BROADCASTING & PUBLISHING - 1.7%
Comcast Corp. - Class A*.............................. 700        29,225
McGraw-Hill Companies, Inc. (The)..................... 800        46,900
Time Warner, Inc...................................... 670        35,001
Viacom Inc. - Class A*.............................. 1,200        56,400
                                                     -----        ------

                                                                 167,526

MEDICAL SUPPLIES - 1.8%
Baxter International, Inc........................... 1,980       174,859
                                                     -----       -------

METALS - 1.3%
Alcoa, Inc.......................................... 3,600       120,600
                                                     -----       -------

OIL & GAS - 4.1%
Murphy Oil Corp..................................... 1,060        64,064
Ocean Energy, Inc................................... 4,605        80,012
USX - Marathon Group................................ 4,940       137,085
Williams Companies, Inc............................. 2,800       111,825
                                                     -----       -------

                                                                 392,986

PHARMACEUTICALS - 8.2%
Abbott Laboratories................................. 2,700       130,781

                        See notes to financial statements

Cova Series Trust
Balanced Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                        VALUE
DESCRIPTION                                         SHARES     (NOTE 1)
                                                    ------     --------

PHARMACEUTICALS - CONTINUED
Bristol-Myers Squibb Co............................. 1,945      $143,808
Eli Lilly & Co...................................... 1,880       174,958
Merck & Co., Inc...................................... 600        56,175
Pfizer, Inc......................................... 1,500        69,000
Pharmacia Corp...................................... 1,000        61,000
Schering-Plough Corp................................ 2,725       154,644
                                                     -----       -------

                                                                 790,366

RESTAURANTS - 0.7%
Tricon Global Restaurants, Inc.*.................... 2,140        70,620
                                                     -----        ------

RETAILERS - 2.3%
Home Depot, Inc....................................... 900        41,119

SECURITY                                                        VALUE
DESCRIPTION                                         SHARES     (NOTE 1)
                                                    ------     --------

RETAILERS - CONTINUED
Target Corp......................................... 2,000       $64,500
Wal-Mart Stores, Inc................................ 2,090       111,031
                                                     -----       -------

                                                                 216,650

TELEPHONE SYSTEMS - 2.6%
SBC Communications, Inc............................. 2,400       114,600
Verizon Communications, Inc......................... 2,074       103,959
WorldCom, Inc.*..................................... 2,450        34,300
                                                     -----        ------

                                                                 252,859

U.S. GOVERNMENT AGENCY - 0.1%
Federal Home Loan Mortgage Corp....................... 200        13,775
                                                       ---        ------

Total Common Stocks (Cost $5,461,737)                          6,009,517
                                                               ---------

PAR                       SECURITY                                             VALUE
AMOUNT                  DESCRIPTION                 COUPON     MATURITY      (NOTE 1)
                        -----------                 ------     --------      --------
             CORPORATE DEBT - 11.5%
             BANKING - 3.6%
$150,000     Household Finance Corp..............   6.000%    05/01/2004        147,335
200,000      Norwest Financial...................   6.625%    07/15/2004        201,670
             ------------------                     ------    ----------        -------

                                                                                349,005

             CHEMICALS - 1.7%
150,000      Du Pont (E.I.) de Nemours and          8.250%    09/15/2006        165,236
               Co

             ENTERTAINMENT & LEISURE - 1.5%
150,000      Walt Disney Co. (The)...............   5.250%    11/10/2003        146,972
             ----------------------                 ------    ----------        -------

             FINANCIAL SERVICES - 4.7%
150,000      Associates Corp. of North              5.800%    04/20/2004        147,743
               America.
150,000      General Motors Acceptance              6.850%    06/17/2004        150,065
               Corp
150,000      Merrill Lynch & Co., Inc............   6.550%    08/01/2004        151,280
             ------------------------               ------    ----------        -------

                                                                                449,088

             Total Corporate Debt (Cost                                       1,110,301
                $1,124,508)

             U.S. GOVERNMENT AND AGENCY
               OBLIGATIONS - 20.6%
             U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 6.9%
26,003       Federal Home Loan Mortgage             6.500%    01/01/2012         26,007
               Corp
26,187       Federal National Mortgage              6.000%    03/01/2011         25,840
               Association.
388,719      Federal National Mortgage              6.000%    11/01/2013        383,564
               Association.
65,896       Federal National Mortgage              7.000%    02/01/2016         66,596
               Association.
102,781      Government National Mortgage           6.000%    01/15/2011        101,932
               Association.
30,023       Government National Mortgage           6.500%    03/15/2024         29,709
               Association.
31,143       Government National Mortgage           7.000%    07/20/2027         31,129
               Association.

                                                                                664,777

                        See notes to financial statements
                                       65



Cova Series Trust
Balanced Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

PAR                       SECURITY                                             VALUE
AMOUNT                  DESCRIPTION                 COUPON     MATURITY      (NOTE 1)
                        -----------                 ------     --------      --------

             U.S. TREASURY SECURITIES - 13.7%
$150,000     U.S. Treasury Note..................   6.375%    08/15/2002       $152,627
300,000      U.S. Treasury Note..................   7.250%    05/15/2004        319,417
300,000      U.S. Treasury Note..................   6.625%    05/15/2007        323,681
150,000      U.S. Treasury Note..................   6.125%    08/15/2007        157,957
150,000      U.S. Treasury Note..................   5.625%    05/15/2008        154,123
200,000      U.S. Treasury Note..................   6.000%    08/15/2009        211,160
             ------------------                     ------    ----------        -------

                                                                              1,318,965

             Total U.S. Government and                                        1,983,742
               Agency Obligations (Cost
                $1,957,837)

TOTAL INVESTMENTS - 94.6%
               (Cost $8,544,082)                                              9,103,560

Other Assets and Liabilities (net) -
               5.4%                                                             515,037
               ----                                                             -------

TOTAL NET ASSETS - 100.0%                                                    $9,618,597
                                                                             ==========


                              PORTFOLIO FOOTNOTES:

*       Non-income producing security.

ADR - American Depositary Receipt

                             See notes to financial statements

Cova Series Trust
Equity Income Portfolio
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                        VALUE
DESCRIPTION                                         SHARES     (NOTE 1)
                                                    ------     --------

COMMON STOCKS - 100.1%
AEROSPACE & DEFENSE - 2.6%
General Dynamics Corp............................... 1,200       $93,600
Raytheon Co......................................... 3,400        98,600
                                                     -----        ------

                                                                 192,200

BANKING - 17.1%
Chase Manhattan Corp.*.............................. 2,850       129,497
Comerica, Inc....................................... 2,800       166,250
MBNA Corp........................................... 4,200       155,138
Mellon Financial Corp............................... 3,700       181,994
National City Corp.................................. 4,600       132,250
PNC Financial Services Group........................ 1,800       131,513
Union Planters Corp................................. 3,400       121,550
USA Education, Inc.................................. 3,800       258,400
                                                     -----       -------

                                                               1,276,592

BEVERAGES, FOOD & TOBACCO - 6.7%
Heinz (H.J.), Co.................................... 3,500       166,031
Ralston Purina Group................................ 4,500       117,563
Sara Lee Corp....................................... 4,600       112,987
Sysco Corp.......................................... 3,400       102,000
                                                     -----       -------

                                                                 498,581

BUILDING MATERIALS - 5.2%
Martin Marietta Materials, Inc...................... 3,100       131,130
Masco Corp.......................................... 6,500       166,969
Sherwin Williams Co................................. 3,500        92,094
                                                     -----        ------

                                                                 390,193

CHEMICALS - 0.8%
Solutia, Inc........................................ 5,000        60,000
                                                     -----        ------

COMPUTER SOFTWARE & PROCESSING - 2.4%
BMC Software, Inc.*................................. 1,600        22,400
First Data Corp..................................... 3,000       158,062
                                                     -----       -------

                                                                 180,462

COMPUTERS & INFORMATION - 4.9%
Hewlett-Packard Co.................................. 2,000        63,125
International Business Machines Corp................ 1,200       102,000
Sungard Data Systems, Inc.*......................... 4,200       197,925
                                                     -----       -------

                                                                 363,050

CONTAINERS & PACKAGING - 0.7%
Crown Cork & Seal, Inc.............................. 6,700        49,831
                                                     -----        ------

COSMETICS & PERSONAL CARE - 1.5%
Gillette Co......................................... 3,000       108,375
                                                     -----       -------

ELECTRIC UTILITIES - 9.0%
Cinergy Corp........................................ 3,400       119,425
Constellation Energy Group, Inc..................... 3,200       144,200
Duke Energy Corp.................................... 2,000       170,500

SECURITY                                                        VALUE
DESCRIPTION                                         SHARES     (NOTE 1)
                                                    ------     --------

ELECTRIC UTILITIES - CONTINUED
Exelon Corp......................................... 1,600      $112,336
Xcel Energy, Inc.................................... 4,340       126,131
                                                     -----       -------

                                                                 672,592

ELECTRONICS - 0.4%
Intel Corp.......................................... 1,000        30,062
                                                     -----        ------

FINANCIAL SERVICES - 3.8%
Citigroup, Inc...................................... 3,066       156,558
Heller Financial, Inc............................... 4,000       122,750
                                                     -----       -------

                                                                 279,308

FOREST PRODUCTS & PAPER - 1.3%
Mead Corp........................................... 3,000        94,125
                                                     -----        ------

HEALTH CARE PROVIDERS - 1.4%
HCA-The Healthcare Company.......................... 2,400       105,624
                                                     -----       -------

HOUSEHOLD PRODUCTS - 1.0%
Energizer Holdings, Inc.*........................... 3,600        76,950
                                                     -----        ------

INDUSTRIAL - DIVERSIFIED - 2.6%
Illinois Tool Works, Inc............................ 1,200        71,475
Temple Inland, Inc.................................. 2,300       123,337
                                                     -----       -------

                                                                 194,812

MEDIA - BROADCASTING & PUBLISHING - 0.7%
McGraw-Hill Companies, Inc. (The)..................... 900        52,762
                                                       ---        ------

MEDICAL SUPPLIES - 5.5%
Bard (C.R.), Inc.................................... 2,800       130,375
Baxter International, Inc........................... 2,200       194,287
Becton Dickinson & Co............................... 2,400        83,100
                                                     -----        ------

                                                                 407,762

METALS - 3.1%
Alcoa, Inc.......................................... 4,400       147,400
USX - U.S. Steel Group, Inc......................... 4,700        84,600
                                                     -----        ------

                                                                 232,000

OIL & GAS - 11.9%
Conoco, Inc......................................... 5,700       163,162
Murphy Oil Corp..................................... 1,400        84,612
National Fuel Gas Co................................ 2,600       163,638
Ocean Energy, Inc................................... 5,900       102,513
Phillips Petroleum Co............................... 2,700       153,563
Texaco, Inc......................................... 1,400        86,975
USX - Marathon Group................................ 4,800       133,200
                                                     -----       -------

                                                                 887,663

PHARMACEUTICALS - 2.3%
Pharmacia Corp...................................... 2,856       174,216
                                                     -----       -------

REAL ESTATE - 3.7%
Archstone Communities Trust (REIT).................. 6,000       154,500
Prentiss Properties Trust (REIT).................... 4,500       121,219
                                                     -----       -------

                                                                 275,719

                        See notes to financial statements

Cova Series Trust
Equity Income Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                        VALUE
DESCRIPTION                                         SHARES     (NOTE 1)
                                                    ------     --------

RETAILERS - 4.6%
Lowes Co., Inc...................................... 3,000      $133,500
May Department Stores Co. (The)..................... 4,100       134,275
Target Corp......................................... 2,200        70,950
                                                     -----        ------

                                                                 338,725

TELEPHONE SYSTEMS - 4.6%
SBC Communications, Inc............................. 3,000       143,250
Verizon Communications, Inc......................... 2,806       140,651
WorldCom, Inc.*..................................... 4,000        56,000
                                                     -----        ------

                                                                 339,901

U.S. GOVERNMENT AGENCY - 2.3%
Federal National Mortgage Association............... 2,000       173,500
                                                     -----       -------

TOTAL INVESTMENTS - 100.1%
(Cost $6,635,125)                                              7,455,005

Other Assets and Liabilities (net) -
(0.1%)                                                           (6,383)
                                                                 -------

TOTAL NET ASSETS - 100.0%                                     $7,448,622
                                                              ==========

  PORTFOLIO FOOTNOTES:

*       Non-income producing security.

REIT - Real Estate Investment Trust

                        See notes to financial statements

Cova Series Trust
Growth & Income Equity Portfolio
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                         VALUE
DESCRIPTION                                         SHARES     (NOTE 1)
                                                    ------     --------

COMMON STOCKS - 93.5%
ADVERTISING - 0.9%
Interpublic Group of Companies,
Inc. (The)........................................   3,300        $140,456
                                                     -----        --------

AIRLINES - 0.2%
Southwest Airlines.................................. 1,100          36,883
                                                     -----          ------

APPAREL RETAILERS - 0.5%
Gap Store, Inc...................................... 2,700          68,850
                                                     -----          ------

BANKING - 11.0%
American Express Credit Corp........................ 2,700         148,331
Bank Of New York Co., Inc. (The).................... 3,900         215,231
Fifth Third Bancorp................................. 1,100          65,725
Mellon Financial Corp............................... 5,100         250,856
Northern Trust Corp................................. 2,500         203,906
USA Education, Inc.................................. 9,435         641,580
Wells Fargo Co...................................... 2,300         128,081
                                                     -----         -------

                                                                 1,653,710

BEVERAGES, FOOD & TOBACCO - 6.1%
Anheuser-Busch Co., Inc............................. 4,500         204,750
Heinz (H.J.), Co.................................... 9,000         426,937
Pepsico, Inc........................................ 3,000         148,687
Sysco Corp.......................................... 4,720         141,600
                                                     -----         -------

                                                                   921,974

CHEMICALS - 0.9%
Praxair, Inc........................................ 3,100         137,562
                                                     -----         -------

COMMERCIAL SERVICES - 3.4%
Ecolab, Inc......................................... 5,600         241,850
Manpower Inc........................................ 4,600         174,800
Robert Half International, Inc.*.................... 3,400          90,100
                                                     -----          ------

                                                                   506,750

COMMUNICATIONS - 3.6%
Cisco Systems, Inc.*................................ 6,500         248,625
Corning, Inc........................................ 1,100          58,094
Corning, Inc. Convertible.........................  44,000          31,680
Nokia Corp. (ADR)................................... 1,920          83,520
Nortel Networks Corp................................ 4,000         128,250
                                                     -----         -------

                                                                   550,169

COMPUTER SOFTWARE & PROCESSING - 2.7%
Adobe Systems, Inc.................................... 400          23,275
Automatic Data Processing, Inc...................... 3,700         234,256
Microsoft Corp.*.................................... 3,500         151,812
                                                     -----         -------

                                                                   409,343

COMPUTERS & INFORMATION - 3.8%
Compaq Computer Corp................................ 1,700          25,585
Electronic Data Systems Corp........................ 2,200         127,050
EMC Corp.*.......................................... 2,800         186,200

SECURITY                                                           VALUE
DESCRIPTION                                         SHARES       (NOTE 1)
                                                    ------       --------

COMPUTERS & INFORMATION - CONTINUED
Sun Microsystems, Inc.*............................. 2,200         $61,325
Sungard Data Systems, Inc.*......................... 3,675         173,184
                                                     -----         -------

                                                                   573,344

CONTAINERS & PACKAGING - 0.5%
Avery-Dennison Corp................................. 1,400          76,825
                                                     -----          ------

COSMETICS & PERSONAL CARE - 0.5%
Estee Lauder Co..................................... 1,800          78,862
                                                     -----          ------

ELECTRIC UTILITIES - 3.1%
Duke Energy Corp.................................... 2,700         230,175
Exelon Corp......................................... 2,400         168,504
Montana Power Co. (The)............................. 3,100          64,325
                                                     -----          ------

                                                                   463,004

ELECTRICAL EQUIPMENT - 2.4%
General Electric Co................................. 6,025         288,823
Molex, Inc. - Class A............................... 2,800          71,225
                                                     -----          ------

                                                                   360,048

ELECTRONICS - 2.6%
Analog Devices, Inc.*............................... 1,400          71,663
Flextronics International Ltd.*..................... 1,600          45,600
Intel Corp.......................................... 4,200         126,263
Texas Instruments, Inc.............................. 3,300         156,338
                                                     -----         -------

                                                                   399,864

ENTERTAINMENT & LEISURE - 1.3%
Carnival Corp....................................... 6,500         200,281
                                                     -----         -------

FINANCIAL SERVICES - 5.0%
Citigroup, Inc...................................... 6,600         337,013
Legg Mason, Inc..................................... 2,800         152,600
Merrill Lynch & Co., Inc............................ 2,500         170,469
Morgan Stanley, Dean Witter & Co.................... 1,100          87,175
                                                     -----          ------

                                                                   747,257

FOOD RETAILERS - 1.9%
Safeway, Inc.*...................................... 4,700         293,750
                                                     -----         -------

FOREST PRODUCTS & PAPER - 1.3%
Kimberly-Clark Corp................................. 2,675         189,096
                                                     -----         -------

HEALTH CARE PROVIDERS - 1.1%
HCA-The Healthcare Company.......................... 3,700         162,837
                                                     -----         -------

INDUSTRIAL - DIVERSIFIED - 2.9%
Millipore Corp...................................... 3,400         214,200
Tyco International Ltd.............................. 4,100         227,550
                                                     -----         -------

                                                                   441,750

INSURANCE - 4.1%
Ambac Financial Group, Inc.......................... 3,150         183,684
American International Group........................ 2,200         216,838
Marsh & McLennan Co., Inc........................... 1,800         210,600
                                                     -----         -------

                                                                   611,122

                        See notes to financial statements
                                       69

Cova Series Trust
Growth & Income Equity Portfolio
PORTFOLIO OF INVESTMENTS - CONTINUED
DECEMBER 31, 2000
(PERCENTAGE OF NET ASSETS)

SECURITY                                                           VALUE
DESCRIPTION                                         SHARES       (NOTE 1)
                                                    ------       --------

MEDIA - BROADCASTING & PUBLISHING - 4.2%
Comcast Corp. - Class A*............................ 1,900         $79,325
McGraw-Hill Companies, Inc. (The)................... 4,900         287,263
Time Warner, Inc.................................... 2,400         125,376
Viacom Inc. - Class B*.............................. 3,100         144,925
                                                     -----         -------

                                                                   636,889

MEDICAL SUPPLIES - 1.0%
Baxter International, Inc........................... 1,700         150,131
                                                     -----         -------

OIL & GAS - 9.9%
Apache Corp......................................... 1,600         112,100
Enron Corp.......................................... 2,900         139,744
Exxon Mobil Corp.................................... 3,000         260,813
Nabors Industries, Inc.*............................ 3,500         207,025
Ocean Energy, Inc................................... 6,800         118,150
Phillips Petroleum Co............................... 1,500          85,313
Schlumberger Ltd.................................... 1,700         135,894
USX - Marathon Group..............................  13,080         362,970
Williams Companies, Inc............................. 1,600          63,900
                                                     -----          ------

                                                                 1,485,909

PHARMACEUTICALS - 10.6%
Allergan Specialty Therapeutics, Inc.*...................1              14
American Home Products Corp......................... 2,400         152,520
Bristol-Myers Squibb Co............................. 3,600         266,175
Eli Lilly & Co...................................... 5,180         482,064
Johnson & Johnson................................... 1,700         178,606
Merck & Co., Inc.................................... 2,040         190,995
Pfizer, Inc......................................... 4,000         184,000
Pharmacia Corp. (ACES).............................. 2,800         145,075
                                                     -----         -------

                                                                 1,599,449

RETAILERS - 2.4%
Costco Wholesale Corp.*............................. 2,200          87,863
Home Depot, Inc..................................... 2,300         105,081
Target Corp......................................... 5,100         164,475
                                                     -----         -------

                                                                   357,419

SECURITY                                                          VALUE
DESCRIPTION                                         SHARES       (NOTE 1)
                                                    ------       --------

TELEPHONE SYSTEMS - 4.9%
Alltel Corp......................................... 1,400         $87,413
SBC Communications, Inc............................. 6,000         286,500
Verizon Communications, Inc......................... 5,731         287,266
WorldCom, Inc.*..................................... 5,100          71,400
                                                     -----          ------

                                                                   732,579

TRANSPORTATION - 0.5%
United Parcel Service, Inc. - Class B............... 1,200          70,575
                                                     -----          ------

U.S. GOVERNMENT AGENCY - 0.2%
Federal Home Loan Mortgage Corp....................... 500          34,438
                                                       ---          ------

Total Common Stocks (Cost $13,566,717)                          14,091,126
                                                                ----------

CONVERTIBLE NOTES - 1.1%
OIL & GAS - 1.1%
Enron Corp. (Cost $140,771)......................... 2,000         166,250
                                                     -----         -------

TOTAL INVESTMENTS - 94.6%
(Cost $13,707,488)                                              14,257,376

Other Assets and Liabilities (net) -
5.4%                                                               814,193
                                                                   -------

TOTAL NET ASSETS - 100.0%                                      $15,071,569
                                                               ===========

  PORTFOLIO FOOTNOTES:

*       Non-income producing security.

ADR - American Depositary Receipt

ACES - Automatically Convertible Equity Security

                        See notes to financial statements

                       THIS PAGE INTENTIONALLY LEFT BLANK


COVA SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                                 Small Cap Stock        Quality Bond         Select Equity
                                                     Portfolio            Portfolio             Portfolio
                                                     ---------            ---------             ---------
ASSETS
Investments, at value (Note 1)*                      $103,631,572           $96,072,772         $241,112,538
Cash                                                    6,073,835               316,977            1,644,423
Cash denominated in foreign
          currencies**                                         --                 3,643                   --
Receivable for investments sold                           470,069                   448                   --
Dividends receivable                                       98,171                   --               209,572
Interest receivable                                        90,558             1,035,879               93,191
Net variation margin on financial
          futures contracts (Note 4)                           --                15,812                   --
Unrealized appreciation on forward
          currency contracts (Note 5)                          --                   --                    --
          ---------------------------                          --                   --                    --

          Total assets                                110,364,205            97,445,531          243,059,724
          ------------                                -----------            ----------          -----------

LIABILITIES
Payables for:
          Investments purchased                           644,393                   --                    --
          Trust shares repurchased                         36,885                26,540               99,778
          Net variation margin on
              financial futures contracts
              (Note 4)                                         --                   --                    --
          Unrealized depreciation on
              forward currency contracts
              (Note 5)                                         --                   --                    --
          Securities on loan (Note 6)                  11,578,060             4,092,250           15,301,240
          Investment advisory fee payable
              (Note 2)                                     68,091                46,879              129,745
Accrued expenses                                           93,503                75,842              124,803
                                                           ------                ------              -------

          Total liabilities                            12,420,932             4,241,511           15,655,566
          -----------------                            ----------             ---------           ----------

NET ASSETS                                            $97,943,273           $93,204,020         $227,404,158
                                                      ===========           ===========         ============

NET ASSETS REPRESENTED BY:
Paid in surplus                                       $80,431,382           $89,485,288         $222,106,709
Accumulated net realized gain (loss)                   11,379,960           (5,540,264)            2,005,309
Unrealized appreciation
          (depreciation) on investments,
          futures contracts and foreign
          currency                                      5,988,296             3,355,322            2,333,007
Undistributed net investment income                       143,635             5,903,674              959,133
                                                          -------             ---------              -------

          Total                                       $97,943,273           $93,204,020         $227,404,158
          =====                                       ===========           ===========         ============

Capital shares outstanding                              6,606,875             8,331,002           16,203,104
                                                        =========             =========           ==========

NET ASSET VALUE AND OFFERING PRICE PER
SHARE                                                     $14.824               $11.188              $14.035
                                                          =======               =======              =======

*    Investments at cost                              $97,643,276           $92,902,625         $238,779,531
**   Cost of cash denominated in foreign
currencies                                                     --                 1,430                   --


                        See notes to financial statements
                                       72


Mid-Cap
                                             Large Cap Stock    International Equity    Bond Debenture            Value
                                                Portfolio            Portfolio             Portfolio            Portfolio
                                                ---------            ---------             ---------            ---------
ASSETS
Investments, at value (Note 1)*                 $259,644,596         $122,683,812         $157,397,986         $62,167,234
Cash                                               1,476,999              261,994            4,271,007           2,439,323
Cash denominated in foreign
         currencies**                                    --               604,796                   --                 --
Receivable for investments sold                      499,520              192,694                   --                 --
Dividends receivable                                 250,521              124,917                   --              67,875
Interest receivable                                   83,755               32,248            3,125,415              47,523
Net variation margin on financial
         futures contracts (Note 4)                      --                50,704                   --                 --
Unrealized appreciation on forward
         currency contracts (Note 5)                     --               954,542                   --                 --
         ---------------------------                     --               -------                   --                 --

         Total assets                            261,955,391          124,905,707          164,794,408          64,721,955
         ------------                            -----------          -----------          -----------          ----------

LIABILITIES
Payables for:
         Investments purchased                       500,913              338,986                   --              19,353
         Trust shares repurchased                    198,102               52,874              135,003              16,291
         Net variation margin on
             financial futures contracts
             (Note 4)                                 22,750                   --                   --                 --
         Unrealized depreciation on
             forward currency contracts
             (Note 5)                                    --               367,299                   --                 --
         Securities on loan (Note 6)              16,169,768            6,699,303            9,243,308           4,600,200
         Investment advisory fee payable
             (Note 2)                                135,231               77,468              106,223              53,640
Accrued expenses                                     117,268               95,005              119,729              52,434
                                                     -------               ------              -------              ------

         Total liabilities                        17,144,032            7,630,935            9,604,263           4,741,918
         -----------------                        ----------            ---------            ---------           ---------

NET ASSETS                                      $244,811,359         $117,274,772         $155,190,145         $59,980,037
                                                ============         ============         ============         ===========

NET ASSETS REPRESENTED BY:
Paid in surplus                                 $249,710,727         $111,160,015         $159,668,396         $40,087,537
Accumulated net realized gain (loss)             (5,204,684)           10,895,649           (3,186,251)          5,815,384
Unrealized appreciation
         (depreciation) on investments,
         futures contracts and foreign
         currency                                (1,421,078)           (5,369,713)         (14,053,535)         13,756,473
Undistributed net investment income                1,726,394              588,821           12,761,535             320,643
                                                   ---------              -------           ----------             -------

         Total                                  $244,811,359         $117,274,772         $155,190,145         $59,980,037
         =====                                  ============         ============         ============         ===========

Capital shares outstanding                        14,608,012            9,301,535           13,210,973           3,544,528
                                                  ==========            =========           ==========           =========

NET ASSET VALUE AND OFFERING PRICE PER
SHARE                                                $16.759              $12.608              $11.747             $16.922
                                                     =======              =======              =======             =======

*    Investments at cost                        $261,062,421         $128,662,583         $171,451,521         $48,410,761
**   Cost of cash denominated in foreign
     currencies                                           --               592,137                   --                 --

                        See notes to financial statements
                                        73

COVA SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

                                     Large Cap             Developing            Lord Abbett
                                      Research               Growth          Growth and Income
                                     Portfolio             Portfolio              Portfolio
                                     ---------             ---------              ---------
ASSETS
Investments, at value
          (Note 1)*                      $50,195,615           $45,227,567          $987,768,818
Cash                                       3,236,250             1,547,304            36,809,533
Receivable for
          investments sold                       --                396,047             1,187,350
Dividends receivable                          55,116                 4,277             1,253,040
Interest receivable                           35,208                24,628               577,833
Receivable from
          investment
          adviser (Note 2)                       --                    --                    --
          ----------------                       --                    --                    --

          Total assets                    53,522,189            47,199,823         1,027,596,574
          ------------                    ----------            ----------         -------------

LIABILITIES
Payables for:
          Investments
               purchased                         --                725,670            10,000,657
          Trust shares
               repurchased                    15,360                 3,746               313,166
          Securities on
               loan
               (Note 6)                    3,681,476             4,003,578            71,717,010
          Investment
               advisory fee
               payable
               (Note 2)                       40,446                24,448               500,473
Accrued expenses                              45,924                46,795               484,841
                                              ------                ------               -------

          Total liabilities                3,783,206             4,804,237            83,016,147
          -----------------                ---------             ---------            ----------

NET ASSETS                               $49,738,983           $42,395,586          $944,580,427
                                         ===========           ===========          ============

NET ASSETS REPRESENTED
BY:
Paid in surplus                          $40,199,299           $44,302,184          $755,721,553
Accumulated net
          realized gain
          (loss)                             707,548           (2,038,907)           (5,836,932)
Unrealized
          appreciation on
          investments,
          futures contracts
          and foreign
          currency                         8,559,347               132,309           183,228,821
Undistributed
          (distributions in
          excess of) net
          investment income                  272,789                   --             11,466,985
          -----------------                  -------                   --             ----------

          Total                          $49,738,983           $42,395,586          $944,580,427
          =====                          ===========           ===========          ============

Capital shares
outstanding                                3,239,959             3,705,046            35,223,959
                                           =========             =========            ==========

NET ASSET VALUE AND
OFFERING PRICE PER
SHARE                                        $15.352               $11.443               $26.816
                                             =======               =======               =======

*    Investments at cost                 $41,636,268           $45,095,258          $804,539,997
**   Cost of cash
     denominated in
     foreign currencies                           --                    --                    --

                             See notes to financial statements

                                                                                Growth & Income
                                      Balanced           Equity Income               Equity
                                     Portfolio             Portfolio               Portfolio
                                     ---------             ---------               ---------
ASSETS
Investments, at value
          (Note 1)*                       $9,103,560            $7,455,005            $14,257,376
Cash                                         439,593                 2,826                769,878
Receivable for
          investments sold                    63,137                   --                  60,694
Dividends receivable                           7,268                14,262                 11,238
Interest receivable                           42,766                   220                  4,821
Receivable from
          investment
          adviser (Note 2)                       138                    52                    --
          ----------------                       ---                    --                    --

          Total assets                     9,656,462             7,472,365             15,104,007
          ------------                     ---------             ---------             ----------

LIABILITIES
Payables for:
          Investments
               purchased                      13,762                   --                     --
          Trust shares
               repurchased                     2,899                 4,123                  6,982
          Securities on
               loan
               (Note 6)                          --                    --                     --
          Investment
               advisory fee
               payable
               (Note 2)                          --                    --                   4,180
Accrued expenses                              21,204                19,620                 21,276
                                              ------                ------                 ------

          Total liabilities                   37,865                23,743                 32,438
          -----------------                   ------                ------                 ------

NET ASSETS                                $9,618,597            $7,448,622            $15,071,569
                                          ==========            ==========            ===========

NET ASSETS REPRESENTED
BY:
Paid in surplus                           $9,402,347            $6,706,305            $14,031,170
Accumulated net
          realized gain
          (loss)                           (343,228)              (79,756)                490,361
Unrealized
          appreciation on
          investments,
          futures contracts
          and foreign
          currency                           559,478               819,880                549,888
Undistributed
          (distributions in
          excess of) net
          investment income                      --                  2,193                    150
          -----------------                      --                  -----                    ---

          Total                           $9,618,597            $7,448,622            $15,071,569
          =====                           ==========            ==========            ===========

Capital shares
outstanding                                  839,515               591,730              1,205,545
                                             =======               =======              =========

NET ASSET VALUE AND
OFFERING PRICE PER
SHARE                                        $11.457               $12.588                $12.502
                                             =======               =======                =======

*    Investments at cost                  $8,544,082            $6,635,125            $13,707,488
**   Cost of cash
denominated in
foreign currencies                               --                    --                     --

                             See notes to financial statements

COVA SERIES TRUST
STATEMENTS OF OPERATIONS
YEAR OR PERIOD ENDED DECEMBER 31, 2000


                                 Small Cap Stock          Quality Bond         Select Equity
                                     Portfolio             Portfolio             Portfolio
                                     ---------             ---------             ---------
INVESTMENT INCOME
Dividends(1)                                $837,966             $      --            $2,564,558
Interest(2)                                  465,772             6,416,697               217,602
                                             -------             ---------               -------

          Total investment
               income                      1,303,738             6,416,697             2,782,160
               ------                      ---------             ---------             ---------

EXPENSES
Investment advisory
          fee (Note 2)                       930,187               497,568             1,631,068
Custody, fund
          accounting, and
          transfer agent
          fees                               156,730               127,574               152,607
Audit                                         16,647                17,745                16,647
Trustee fees and
          expenses                             4,923                 4,923                 4,923
Legal                                          6,501                 6,501                 6,501
Shareholder reporting                          8,047                 6,346                10,832
                                               -----                 -----                ------

          Total expenses                   1,123,035               660,657             1,822,578
          Less fees waived
               and expenses
               reimbursed by
               the adviser                       --                 71,084                   --
               -----------                       --                 ------                   --

          Net expenses                     1,123,035               589,573             1,822,578
          ------------                     ---------               -------             ---------

Net investment income                        180,703             5,827,124               959,582
                                             -------             ---------               -------

NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN
CURRENCY RELATED
TRANSACTIONS
Net realized gain
          (loss) on
          investments                     11,588,122           (2,966,991)             3,621,559
Net realized gain
          (loss) on futures
          contracts                              --                132,628                   --
Net realized gain on
          foreign currency
          related
          transactions                           --                488,133                   --
          ------------                           --                -------                   --

          Net realized gain
               (loss) on
               investments,
               futures
               contracts and
               foreign
               currency
               related
               transactions               11,588,122           (2,346,230)             3,621,559
               ------------               ----------           -----------             ---------

Unrealized
          appreciation
          (depreciation) on
          investments,
          futures contracts
          and foreign
          currency
               Beginning of
                    period                29,531,639           (3,085,537)            22,128,768
               End of period               5,988,296             3,355,322             2,333,007
               -------------               ---------             ---------             ---------

Net change in
          unrealized
          appreciation
          (depreciation) on
          investments,
          futures contracts
          and foreign
          currency                      (23,543,343)             6,440,859          (19,795,761)
          --------                      ------------             ---------          ------------

Net realized and
          unrealized gain
          (loss) on
          investments,
          futures contracts
          and foreign
          currency related
          transactions                  (11,955,221)             4,094,629          (16,174,202)
          ------------                  ------------             ---------          ------------

NET INCREASE (DECREASE)
IN NET ASSETS
RESULTING FROM
OPERATIONS                             $(11,774,518)            $9,921,753         $(15,214,620)
                                       =============            ==========         =============

(1) Dividend income is
net of withholding
taxes of:                                       $--                   $--                 $1,207

(2) Interest income includes security
lending income of:                          $104,162               $26,119               $16,068


                   See notes to financial statements


Mid-Cap
                              Large Cap Stock     International Equity      Bond Debenture             Value
                                  Portfolio             Portfolio              Portfolio            Portfolio
                                  ---------             ---------              ---------            ---------
INVESTMENT INCOME
Dividends(1)                         $3,407,450            $1,898,488              $416,426              $654,954
Interest(2)                             294,182                64,208            13,740,838               181,205
                                        -------                ------            ----------               -------

         Total investment
              income                  3,701,632             1,962,696            14,157,264               836,159
              ------                  ---------             ---------            ----------               -------

EXPENSES
Investment advisory
         fee (Note 2)                 1,733,404             1,035,915             1,231,339               405,814
Custody, fund
         accounting, and
         transfer agent
         fees                           199,960               441,158               137,507                73,564
Audit                                    16,647                20,953                17,746                17,568
Trustee fees and
         expenses                         4,923                 4,923                 4,923                 4,923
Legal                                     6,501                 6,501                 6,501                 6,501
Shareholder reporting                    12,455                 9,724                10,047                 5,825
                                         ------                 -----                ------                 -----

         Total expenses               1,973,890             1,519,174             1,408,063               514,195
         Less fees waived
              and expenses
              reimbursed by
              the adviser                    --                    --                12,612                   --
              -----------                    --                    --                ------                   --

         Net expenses                 1,973,890             1,519,174             1,395,451               514,195
         ------------                 ---------             ---------             ---------               -------

Net investment income                 1,727,742               443,522            12,761,813               321,964
                                      ---------               -------            ----------               -------

NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN
CURRENCY RELATED
TRANSACTIONS
Net realized gain
         (loss) on
         investments                 (4,412,558)           11,624,253              (888,286)            5,822,793
Net realized gain
         (loss) on futures
         contracts                     (340,274)             (228,318)                   --                   --
Net realized gain on
         foreign currency
         related
         transactions                        --                 4,436                    --                   --
         ------------                        --                 -----                    --                   --

         Net realized gain
              (loss) on
              investments,
              futures
              contracts and
              foreign
              currency
              related
              transactions           (4,752,832)           11,400,371              (888,286)            5,822,793
              ------------           -----------           ----------              ---------            ---------

Unrealized
         appreciation
         (depreciation) on
         investments,
         futures contracts
         and foreign
         currency
              Beginning of
                  period             26,924,802            30,271,049            (3,658,955)            1,206,064
              End of period          (1,421,078)           (5,369,713)          (14,053,535)           13,756,473
              -------------          -----------           -----------          ------------           ----------

Net change in
         unrealized
         appreciation
         (depreciation) on
         investments,
         futures contracts
         and foreign
         currency                   (28,345,880)          (35,640,762)          (10,394,580)           12,550,409
         --------                   ------------          ------------          ------------           ----------

Net realized and
         unrealized gain
         (loss) on
         investments,
         futures contracts
         and foreign
         currency related
         transactions               (33,098,712)          (24,240,391)          (11,282,866)           18,373,202
         ------------               ------------          ------------          ------------           ----------

NET INCREASE (DECREASE)
IN NET ASSETS
RESULTING FROM
OPERATIONS                         $(31,370,970)         $(23,796,869)           $1,478,947           $18,695,166
                                   =============         =============           ==========           ===========

(1) Dividend income is
net of withholding
taxes of:                                $9,365              $251,045                   $--                  $979

(2) Interest income includes security
lending income of:                      $23,539               $33,563               $37,357                $3,175


                        See notes to financial statements

COVA SERIES TRUST
STATEMENTS OF OPERATIONS
YEAR OR PERIOD ENDED DECEMBER 31, 2000

                                     Large Cap             Developing            Lord Abbett
                                      Research               Growth          Growth and Income
                                     Portfolio             Portfolio              Portfolio
                                     ---------             ---------              ---------
INVESTMENT INCOME
Dividends(1)                                $647,600               $47,025           $15,921,705
Interest(2)                                  140,270               148,477             1,581,587
                                             -------               -------             ---------

          Total investment
               income                        787,870               195,502            17,503,292
               ------                        -------               -------            ----------

EXPENSES
Investment advisory
          fee (Note 2)                       411,345               359,437             5,626,286
Custody, fund
          accounting, and
          transfer agent
          fees                                68,552                98,163               360,814
Audit                                         17,568                17,568                17,568
Trustee fees and
          expenses                             4,923                 4,923                 4,923
Legal                                          6,501                 6,501                 6,501
Shareholder reporting                          5,936                 8,249                17,275
                                               -----                 -----                ------

          Total expenses                     514,825               494,841             6,033,367
          Less fees waived
               and expenses
               reimbursed by
               the adviser                       --                 15,591                   --
               -----------                       --                 ------                   --

          Net expenses                       514,825               479,250             6,033,367
          ------------                       -------               -------             ---------

Net investment income                        273,045             (283,748)            11,469,925
                                             -------             ---------            ----------

NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN
CURRENCY RELATED
TRANSACTIONS
Net realized gain
          (loss) on
          investments                        720,899           (2,039,823)           (5,439,850)
          -----------                        -------           -----------           -----------

          Net realized gain
               (loss) on
               investments,
               futures
               contracts and
               foreign
               currency
               related
               transactions                  720,899           (2,039,823)           (5,439,850)
               ------------                  -------           -----------           -----------

Unrealized
          appreciation
          (depreciation) on
          investments,
          futures contracts
          and foreign
          currency
               Beginning of
                    period                 3,702,361             6,233,807            67,801,952
               End of period               8,559,347               132,309           183,228,821
               -------------               ---------               -------           -----------

Net change in
          unrealized
          appreciation
          (depreciation) on
          investments,
          futures contracts
          and foreign
          currency                         4,856,986           (6,101,498)           115,426,869
          --------                         ---------           -----------           -----------

Net realized and
          unrealized gain
          (loss) on
          investments,
          futures contracts
          and foreign
          currency related
          transactions                     5,577,885           (8,141,321)           109,987,019
          ------------                     ---------           -----------           -----------

NET INCREASE (DECREASE)
IN NET ASSETS
RESULTING FROM
OPERATIONS                                $5,850,930          $(8,425,069)          $121,456,944
                                          ==========          ============          ============

(1) Dividend income is
net of withholding
taxes of:                                     $2,166                  $--                $81,076

(2) Interest income includes security
lending income of:                            $6,052               $28,132              $147,475


                        See notes to financial statements

                                                                                Growth & Income
                                      Balanced           Equity Income               Equity
                                     Portfolio             Portfolio               Portfolio
                                     ---------             ---------               ---------
INVESTMENT INCOME
Dividends(1)                                 $77,606              $169,704               $178,214
Interest(2)                                  249,010                14,109                 42,468
                                             -------                ------                 ------

          Total investment
               income                        326,616               183,813                220,682
               ------                        -------               -------                -------

EXPENSES
Investment advisory
          fee (Note 2)                        96,005                69,983                158,480
Custody, fund
          accounting, and
          transfer agent
          fees                                58,321                51,990                 60,014
Audit                                         14,114                13,615                 13,615
Trustee fees and
          expenses                             4,923                 4,923                  4,923
Legal                                          6,501                 6,501                  6,501
Shareholder reporting                          3,975                 3,474                  3,586
                                               -----                 -----                  -----

          Total expenses                     183,839               150,486                247,119
          Less fees waived
               and expenses
               reimbursed by
               the adviser                    78,228                73,502                 72,783
               -----------                    ------                ------                 ------

          Net expenses                       105,611                76,984                174,336
          ------------                       -------                ------                -------

Net investment income                        221,005               106,829                 46,346
                                             -------               -------                 ------

NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON
INVESTMENTS, FUTURES
CONTRACTS AND FOREIGN
CURRENCY RELATED
TRANSACTIONS
Net realized gain
          (loss) on
          investments                      (142,779)              (19,120)                830,573
          -----------                      ---------              --------                -------

          Net realized gain
               (loss) on
               investments,
               futures
               contracts and
               foreign
               currency
               related
               transactions                (142,779)              (19,120)                830,573
               ------------                ---------              --------                -------

Unrealized
          appreciation
          (depreciation) on
          investments,
          futures contracts
          and foreign
          currency
               Beginning of
                    period                   477,859              (86,125)              2,349,356
               End of period                 559,478               819,880                549,888
               -------------                 -------               -------                -------

Net change in
          unrealized
          appreciation
          (depreciation) on
          investments,
          futures contracts
          and foreign
          currency                            81,619               906,005             (1,799,468)
          --------                            ------               -------             -----------

Net realized and
          unrealized gain
          (loss) on
          investments,
          futures contracts
          and foreign
          currency related
          transactions                      (61,160)               886,885               (968,895)
          ------------                      --------               -------               ---------

NET INCREASE (DECREASE)
IN NET ASSETS
RESULTING FROM
OPERATIONS                                  $159,845              $993,714              $(922,549)
                                            ========              ========              ==========

(1) Dividend income is
net of withholding
taxes of:                                       $ 38                  $--                    $116

     (2) Interest income includes security
lending income of:                              $--                   $--                    $ --

                        See notes to financial statements

COVA SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                         Small Cap Stock                            Quality Bond
                                             Portfolio                                Portfolio
                                             ---------                                ---------

                                   Year ended          Year ended          Year ended           Year ended
                                 December 31,         December 31,        December 31,         December 31,
                                     2000                 1999                2000                 1999
                                     ----                 ----                ----                 ----
INCREASE (DECREASE) IN
NET ASSETS:
OPERATIONS:
Net investment income                   $180,703              $88,108          $5,827,124          $5,313,461
Net realized gain
          (loss) on
          investments,
          futures
          contracts, and
          foreign currency
          related
          transactions                11,588,122            8,168,219          (2,346,230)         (3,044,365)
Net change in
          unrealized
          appreciation
          (depreciation) on
          investments,
          futures contracts
          and foreign
          currency related
          transactions               (23,543,343)          25,442,404           6,440,859          (3,536,555)
          ------------               ------------          ----------           ---------          -----------

Net increase
          (decrease) in net
          assets resulting
          from operations            (11,774,518)          33,698,731           9,921,753          (1,267,459)
          ---------------            ------------          ----------           ---------          -----------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                     (1,301)           (225,815)          (5,358,301)         (1,063,522)
Net realized gains                    (4,473,735)                 --                   --            (532,208)
In excess of net
          realized gains                      --                  --                   --                  --
          --------------                      --                  --                   --                  --

Total distributions                   (4,475,036)           (225,815)          (5,358,301)         (1,595,730)
                                      -----------           ---------          -----------         -----------

CAPITAL SHARE
TRANSACTIONS:
Proceeds from shares
          sold                         6,934,060            5,349,852           4,004,460          66,930,667
Net asset value of
          shares issued
          through dividend
          reinvestment                 4,475,036              225,815           5,358,301           1,595,730
Cost of shares
          repurchased                 (6,527,900)         (7,898,260)         (16,327,262)        (15,870,190)
          -----------                 -----------         -----------         ------------        ------------

Net increase
          (decrease) in net
          assets from
          capital share
          transactions                 4,881,196          (2,322,593)          (6,964,501)         52,656,207
          ------------                 ---------          -----------          -----------         ----------

TOTAL INCREASE IN NET
ASSETS                               (11,368,358)          31,150,323          (2,401,049)         49,793,018
NET ASSETS:
Beginning period                     109,311,631           78,161,308          95,605,069          45,812,051
                                     -----------           ----------          ----------          ----------

End of period                        $97,943,273         $109,311,631         $93,204,020         $95,605,069
                                     ===========         ============         ===========         ===========

Net Assets at end of
          period includes
          undistributed net
          investment income             $143,635               $1,457          $5,903,674          $5,359,050
          =================             ========               ======          ==========          ==========

CAPITAL SHARE
TRANSACTIONS:
Beginning shares                       6,330,087            6,523,058           8,960,770           4,157,310
                                       ---------            ---------           ---------           ---------

Shares sold                              392,710              433,399             372,170           6,125,624
Shares issued through
dividend reinvestment                    275,833               18,118             516,874             150,560
Shares repurchased                      (391,755)           (644,488)          (1,518,812)         (1,472,724)
                                        ---------           ---------          -----------         -----------

Net increase (decrease)
in shares outstanding                    276,788            (192,971)            (629,768)          4,803,460
                                         -------            ---------            ---------          ---------

Ending shares                          6,606,875            6,330,087           8,331,002           8,960,770
                                       =========            =========           =========           =========

                           See notes to financial statements

                                          Select Equity                           Large Cap Stock
                                             Portfolio                                Portfolio
                                             ---------                                ---------

                                   Year ended          Year ended          Year ended           Year ended
                                 December 31,         December 31,        December 31,         December 31,
                                     2000                 1999                2000                 1999
                                     ----                 ----                ----                 ----
INCREASE (DECREASE) IN
NET ASSETS:
OPERATIONS:
Net investment income                   $959,582           $1,222,805          $1,727,742          $1,705,284
Net realized gain
          (loss) on
          investments,
          futures
          contracts, and
          foreign currency
          related
          transactions                 3,621,559           15,949,952          (4,752,832)         21,044,860
Net change in
          unrealized
          appreciation
          (depreciation) on
          investments,
          futures contracts
          and foreign
          currency related
          transactions               (19,795,761)           3,971,464         (28,345,880)         10,578,973
          ------------               ------------           ---------         ------------         ----------

Net increase
          (decrease) in net
          assets resulting
          from operations            (15,214,620)          21,144,221         (31,370,970)         33,329,117
          ---------------            ------------          ----------         ------------         ----------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                 (1,210,437)           (584,001)          (1,704,999)           (316,889)
Net realized gains                   (16,230,646)        (19,820,406)         (16,030,375)         (6,916,352)
In excess of net
          realized gains                      --                  --           (5,205,601)                 --
          --------------                      --                  --           -----------                 --

Total distributions                  (17,441,083)        (20,404,407)         (22,940,975)         (7,233,241)
                                     ------------        ------------         ------------         -----------

CAPITAL SHARE
TRANSACTIONS:
Proceeds from shares
          sold                         7,107,993           34,325,012          28,494,620         152,714,691
Net asset value of
          shares issued
          through dividend
          reinvestment                17,441,083           20,404,407          22,940,975           7,233,241
Cost of shares
          repurchased                (14,191,164)         (3,535,467)         (15,439,439)        (26,677,903)
          -----------                ------------         -----------         ------------        ------------

Net increase
          (decrease) in net
          assets from
          capital share
          transactions                10,357,912           51,193,952          35,996,156         133,270,029
          ------------                ----------           ----------          ----------         -----------

TOTAL INCREASE IN NET
ASSETS                               (22,297,791)          51,933,766         (18,315,789)        159,365,905
NET ASSETS:
Beginning period                     249,701,949          197,768,183         263,127,148         103,761,243
                                     -----------          -----------         -----------         -----------

End of period                       $227,404,158         $249,701,949        $244,811,359        $263,127,148
                                    ============         ============        ============        ============

Net Assets at end of
          period includes
          undistributed net
          investment income             $959,133           $1,209,644          $1,726,394          $1,704,569
          =================             ========           ==========          ==========          ==========

CAPITAL SHARE
TRANSACTIONS:
Beginning shares                      15,497,466           12,301,851          12,726,910           5,727,886
                                      ----------           ----------          ----------           ---------

Shares sold                              460,788            2,116,682           1,470,057           8,057,353
Shares issued through
dividend reinvestment                  1,179,463            1,303,210           1,241,655             375,063
Shares repurchased                      (934,613)           (224,277)            (830,610)         (1,433,392)
                                        ---------           ---------            ---------         -----------

Net increase (decrease)
in shares outstanding                    705,638            3,195,615           1,881,102           6,999,024
                                         -------            ---------           ---------           ---------

Ending shares                         16,203,104           15,497,466          14,608,012          12,726,910
                                      ==========           ==========          ==========          ==========

                                          International Equity
                                                Portfolio
                                                ---------

                                     Year ended            Year ended
                                    December 31,          December 31,
                                        2000                  1999
                                        ----                  ----

INCREASE (DECREASE) IN
NET ASSETS:
OPERATIONS:
Net investment income                       $443,522              $704,396
Net realized gain
          (loss) on
          investments,
          futures
          contracts, and
          foreign currency
          related
          transactions                    11,400,371             8,612,909
Net change in
          unrealized
          appreciation
          (depreciation) on
          investments,
          futures contracts
          and foreign
          currency related
          transactions                  (35,640,762)            21,164,293
          ------------                  ------------            ----------

Net increase
          (decrease) in net
          assets resulting
          from operations               (23,796,869)            30,481,598
          ---------------               ------------            ----------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                      (585,699)             (565,919)
Net realized gains                       (8,527,635)           (1,512,457)
In excess of net
          realized gains                         --                    --
          --------------                         --                    --

Total distributions                      (9,113,334)           (2,078,376)
                                         -----------           -----------

CAPITAL SHARE
TRANSACTIONS:
Proceeds from shares
          sold                            14,466,763            11,679,051
Net asset value of
          shares issued
          through dividend
          reinvestment                     9,113,334             2,078,376
Cost of shares
          repurchased                   (11,466,275)           (8,564,792)
          -----------                   ------------           -----------

Net increase
          (decrease) in net
          assets from
          capital share
          transactions                    12,113,822             5,192,635
          ------------                    ----------             ---------

TOTAL INCREASE IN NET
ASSETS                                  (20,796,381)            33,595,857
NET ASSETS:
Beginning period                         138,071,153           104,475,296
                                         -----------           -----------

End of period                           $117,274,772          $138,071,153
                                        ============          ============

Net Assets at end of
          period includes
          undistributed net
          investment income                 $588,821              $478,189
          =================                 ========              ========

CAPITAL SHARE
TRANSACTIONS:
Beginning shares                           8,509,824             8,125,765
                                           ---------             ---------

Shares sold                                  969,027               861,951
Shares issued through
dividend reinvestment                        632,819               153,263
Shares repurchased                         (810,135)             (631,155)
                                           ---------             ---------

Net increase (decrease)
in shares outstanding                        791,711               384,059
                                             -------               -------

Ending shares                              9,301,535             8,509,824
                                           =========             =========

                        See notes to financial statements
                                       81

COVA SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS


                                          Bond Debenture                           Mid-Cap Value
                                             Portfolio                                Portfolio
                                             ---------                                ---------

                                   Year ended          Year ended          Year ended           Year ended
                                 December 31,         December 31,        December 31,         December 31,
                                     2000                 1999                2000                 1999
                                     ----                 ----                ----                 ----
INCREASE (DECREASE) IN
NET ASSETS:
OPERATIONS:
Net investment income
          (loss)                     $12,761,813          $10,881,164            $321,964            $123,771
Net realized gain
          (loss) on
          investments,
          futures
          contracts, and
          foreign currency
          related
          transactions                  (888,286)         (2,283,490)           5,822,793             459,652
Net change in
          unrealized
          appreciation
          (depreciation) on
          investments,
          futures contracts
          and foreign
          currency related
          transactions               (10,394,580)         (3,287,343)          12,550,409             821,269
          ------------               ------------         -----------          ----------             -------

Net increase
          (decrease) in net
          assets resulting
          from operations              1,478,947            5,310,331          18,695,166           1,404,692
          ---------------              ---------            ---------          ----------           ---------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                (10,882,595)         (3,223,792)            (115,041)            (33,769)
Net realized gains                            --          (1,044,699)            (243,686)                 --
In excess of net
          realized gains                      --                  --                   --                  --
          --------------                      --                  --                   --                  --

Total distributions                  (10,882,595)         (4,268,491)            (358,727)            (33,769)
                                     ------------         -----------            ---------            --------

CAPITAL SHARE
TRANSACTIONS:
Proceeds from shares
          sold                         3,775,480           53,944,111          13,031,028          10,362,789
Net asset value of
          shares issued
          through dividend
          reinvestment                10,882,595            4,268,491             358,727              33,769
Cost of shares
          repurchased                (20,220,089)         (9,101,140)          (1,170,277)           (663,920)
          -----------                ------------         -----------          -----------           ---------

Net increase
          (decrease) in net
          assets from
          capital share
          transactions                (5,562,014)          49,111,462          12,219,478           9,732,638
          ------------                -----------          ----------          ----------           ---------

TOTAL INCREASE IN NET
ASSETS                               (14,965,662)          50,153,302          30,555,917          11,103,561
NET ASSETS:
Beginning period                     170,155,807          120,002,505          29,424,120          18,320,559
                                     -----------          -----------          ----------          ----------

End of period                       $155,190,145         $170,155,807         $59,980,037         $29,424,120
                                    ============         ============         ===========         ===========

Net Assets at end of
          period includes
          undistributed net
          investment income          $12,761,535          $10,882,317            $320,643            $114,818
          =================          ===========          ===========            ========            ========

CAPITAL SHARE
TRANSACTIONS:
Beginning shares                      13,640,172            9,692,597           2,634,576           1,731,193
                                      ----------            ---------           ---------           ---------

Shares sold                              305,167            4,336,782             975,091             960,855
Shares issued through
dividend reinvestment                    921,489              349,891              27,185               2,901
Shares repurchased                    (1,655,855)           (739,098)             (92,324)            (60,373)
                                      -----------           ---------             --------            --------

Net increase (decrease)
in shares outstanding                   (429,199)           3,947,575             909,952             903,383
                                        ---------           ---------             -------             -------

Ending shares                         13,210,973           13,640,172           3,544,528           2,634,576
                                      ==========           ==========           =========           =========

                           See notes to financial statements

                                        Large Cap Research                       Developing Growth
                                             Portfolio                                Portfolio
                                             ---------                                ---------

                                   Year ended          Year ended          Year ended           Year ended
                                 December 31,         December 31,        December 31,         December 31,
                                     2000                 1999                2000                 1999
                                     ----                 ----                ----                 ----
INCREASE (DECREASE) IN
NET ASSETS:
OPERATIONS:
Net investment income
          (loss)                        $273,045              $99,599           $(283,748)          $(164,847)
Net realized gain
          (loss) on
          investments,
          futures
          contracts, and
          foreign currency
          related
          transactions                   720,899            3,703,701          (2,039,823)          2,631,357
Net change in
          unrealized
          appreciation
          (depreciation) on
          investments,
          futures contracts
          and foreign
          currency related
          transactions                 4,856,986            2,233,661          (6,101,498)          4,835,963
          ------------                 ---------            ---------          -----------          ---------

Net increase
          (decrease) in net
          assets resulting
          from operations              5,850,930            6,036,961          (8,425,069)          7,302,473
          ---------------              ---------            ---------          -----------          ---------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                    (99,829)            (43,197)                  --                  --
Net realized gains                    (3,585,970)                 --              (30,506)                 --
In excess of net
          realized gains                      --                  --           (2,040,118)                 --
          --------------                      --                  --           -----------                 --

Total distributions                   (3,685,799)            (43,197)          (2,070,624)                 --
                                      -----------            --------          -----------                 --

CAPITAL SHARE
TRANSACTIONS:
Proceeds from shares
          sold                         9,552,421           16,222,683          18,299,867          11,026,779
Net asset value of
          shares issued
          through dividend
          reinvestment                 3,685,799               43,197           2,070,624                  --
Cost of shares
          repurchased                 (1,662,281)           (127,622)          (1,036,325)           (662,604)
          -----------                 -----------           ---------          -----------           ---------

Net increase
          (decrease) in net
          assets from
          capital share
          transactions                11,575,939           16,138,258          19,334,166          10,364,175
          ------------                ----------           ----------          ----------          ----------

TOTAL INCREASE IN NET
ASSETS                                13,741,070           22,132,022           8,838,473          17,666,648
NET ASSETS:
Beginning period                      35,997,913           13,865,891          33,557,113          15,890,465
                                      ----------           ----------          ----------          ----------

End of period                        $49,738,983          $35,997,913         $42,395,586         $33,557,113
                                     ===========          ===========         ===========         ===========

Net Assets at end of
          period includes
          undistributed net
          investment income             $272,789              $99,573                 $--                $644
          =================             ========              =======                 ===                ====

CAPITAL SHARE
TRANSACTIONS:
Beginning shares                       2,401,262            1,158,927           2,254,403           1,413,656
                                       ---------            ---------           ---------           ---------

Shares sold                              675,921            1,248,721           1,361,758             895,038
Shares issued through
dividend reinvestment                    280,043                3,287             172,239                  --
Shares repurchased                      (117,267)             (9,673)             (83,354)            (54,291)
                                        ---------             -------             --------            --------

Net increase (decrease)
in shares outstanding                    838,697            1,242,335           1,450,643             840,747
                                         -------            ---------           ---------             -------

Ending shares                          3,239,959            2,401,262           3,705,046           2,254,403
                                       =========            =========           =========           =========

                                    Lord Abbett Growth and Income
                                                Portfolio
                                                ---------

                                     Year ended            Year ended
                                    December 31,          December 31,
                                        2000                  1999
                                        ----                  ----

INCREASE (DECREASE) IN
NET ASSETS:
OPERATIONS:
Net investment income
          (loss)                         $11,469,925           $10,096,702
Net realized gain
          (loss) on
          investments,
          futures
          contracts, and
          foreign currency
          related
          transactions                   (5,439,850)            13,627,935
Net change in
          unrealized
          appreciation
          (depreciation) on
          investments,
          futures contracts
          and foreign
          currency related
          transactions                   115,426,869            67,801,952
          ------------                   -----------            ----------

Net increase
          (decrease) in net
          assets resulting
          from operations                121,456,944            91,526,589
          ---------------                -----------            ----------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                   (10,099,192)                   --
Net realized gains                       (8,188,085)                   --
In excess of net
          realized gains                 (5,837,382)                   --
          --------------                 -----------                   --

Total distributions                     (24,124,659)                   --
                                        ------------                   --

CAPITAL SHARE
TRANSACTIONS:
Proceeds from shares
          sold                             7,122,136           831,899,157
Net asset value of
          shares issued
          through dividend
          reinvestment                    24,124,659                   --
Cost of shares
          repurchased                   (70,987,011)          (36,437,388)
          -----------                   ------------          ------------

Net increase
          (decrease) in net
          assets from
          capital share
          transactions                  (39,740,216)           795,461,769
          ------------                  ------------           -----------

TOTAL INCREASE IN NET
ASSETS                                    57,592,069           886,988,358
NET ASSETS:
Beginning period                         886,988,358                   --
                                         -----------                   --

End of period                           $944,580,427          $886,988,358
                                        ============          ============

Net Assets at end of
          period includes
          undistributed net
          investment income              $11,466,985           $10,096,702
          =================              ===========           ===========

CAPITAL SHARE
TRANSACTIONS:
Beginning shares                          36,849,506                   --
                                          ----------                   --

Shares sold                                  301,745            38,459,861
Shares issued through
dividend reinvestment                      1,041,818                   --
Shares repurchased                       (2,969,110)           (1,610,355)
                                         -----------           -----------

Net increase (decrease)
in shares outstanding                    (1,625,547)            36,849,506
                                         -----------            ----------

Ending shares                             35,223,959            36,849,506
                                          ==========            ==========

                        See notes to financial statements

COVA SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                 Balanced
                                                Portfolio
                                                ---------

                                     Year ended            Year ended
                                    December 31,          December 31,
                                        2000                  1999
                                        ----                  ----

INCREASE (DECREASE) IN
NET ASSETS:
OPERATIONS:
Net investment income                       $221,005              $185,242
Net realized gain
          (loss) on
          investments,
          futures
          contracts, and
          foreign currency
          related
          transactions                     (142,779)               148,258
Net change in
          unrealized
          appreciation
          (depreciation) on
          investments,
          futures contracts
          and foreign
          currency related
          transactions                        81,619               175,022
          ------------                        ------               -------

Net increase
          (decrease) in net
          assets resulting
          from operations                    159,845               508,522
          ---------------                    -------               -------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                      (221,747)             (185,699)
In excess of net
          investment income                    (666)                   --
Net realized gains                               --               (92,940)
In excess of net
          realized gains                   (266,385)                   --
          --------------                   ---------                   --

Total distributions                        (488,798)             (278,639)
                                           ---------             ---------

CAPITAL SHARE
TRANSACTIONS:
Proceeds from shares
          sold                             1,068,808             5,153,301
Net asset value of
          shares issued
          through dividend
          reinvestment                       488,798               278,639
Cost of shares
          repurchased                    (1,337,702)             (506,935)
          -----------                    -----------             ---------

Net increase
          (decrease) in net
          assets from
          capital share
          transactions                       219,904             4,925,005
          ------------                       -------             ---------

TOTAL INCREASE IN NET
ASSETS                                     (109,049)             5,154,888
NET ASSETS:
Beginning period                           9,727,646             4,572,758
                                           ---------             ---------

End of period                             $9,618,597            $9,727,646
                                          ==========            ==========

Net Assets at end of
          period includes
          undistributed
          (distributions in
          excess of) net
          investment income                     $--                   $742
          =================                     ===                   ====

CAPITAL SHARE
TRANSACTIONS:
Beginning shares                             820,358               401,205
                                             -------               -------

Shares sold                                   91,760               436,860
Shares issued through
dividend reinvestment                         42,421                23,528
Shares repurchased                         (115,024)              (41,235)
                                           ---------              --------

Net increase (decrease)
in shares outstanding                         19,157               419,153
                                              ------               -------

Ending shares                                839,515               820,358
                                             =======               =======

                        See notes to financial statements
                                       84

                                          Equity Income                        Growth & Income Equity
                                             Portfolio                                Portfolio
                                             ---------                                ---------

                                   Year ended          Year ended          Year ended           Year ended
                                 December 31,         December 31,        December 31,         December 31,
                                     2000                 1999                2000                 1999
                                     ----                 ----                ----                 ----
INCREASE (DECREASE) IN
NET ASSETS:
OPERATIONS:
Net investment income                   $106,829             $115,317             $46,346             $58,659
Net realized gain
          (loss) on
          investments,
          futures
          contracts, and
          foreign currency
          related
          transactions                   (19,120)             199,162             830,573             230,954
Net change in
          unrealized
          appreciation
          (depreciation) on
          investments,
          futures contracts
          and foreign
          currency related
          transactions                   906,005            (233,913)          (1,799,468)          1,678,750
          ------------                   -------            ---------          -----------          ---------

Net increase
          (decrease) in net
          assets resulting
          from operations                993,714               80,566            (922,549)          1,968,363
          ---------------                -------               ------            ---------          ---------

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
Net investment income                   (103,953)           (112,474)             (46,196)            (58,640)
In excess of net
          investment income                   --                  --                   --                  --
Net realized gains                            --            (327,155)            (570,237)           (104,246)
In excess of net
          realized gains                 (22,300)                 --                   --                  --
          --------------                 --------                 --                   --                  --

Total distributions                     (126,253)           (439,629)            (616,433)           (162,886)
                                        ---------           ---------            ---------           ---------

CAPITAL SHARE
TRANSACTIONS:
Proceeds from shares
          sold                           452,830            2,550,012             946,925           5,893,218
Net asset value of
          shares issued
          through dividend
          reinvestment                   126,253              439,629             616,433             162,886
Cost of shares
          repurchased                   (968,438)           (355,199)          (1,370,850)           (510,033)
          -----------                   ---------           ---------          -----------           ---------

Net increase
          (decrease) in net
          assets from
          capital share
          transactions                  (389,355)           2,634,442             192,508           5,546,071
          ------------                  ---------           ---------             -------           ---------

TOTAL INCREASE IN NET
ASSETS                                   478,106            2,275,379          (1,346,474)          7,351,548
NET ASSETS:
Beginning period                       6,970,516            4,695,137          16,418,043           9,066,495
                                       ---------            ---------          ----------           ---------

End of period                         $7,448,622           $6,970,516         $15,071,569         $16,418,043
                                      ==========           ==========         ===========         ===========

Net Assets at end of
          period includes
          undistributed
          (distributions in
          excess of) net
          investment income               $2,193               $1,484                $150                  $2
          =================               ======               ======                ====                  ==

CAPITAL SHARE
TRANSACTIONS:
Beginning shares                         624,111              403,852           1,190,729             755,861
                                         -------              -------           ---------             -------

Shares sold                               42,516              209,770              72,223             461,285
Shares issued through
dividend reinvestment                      9,973               38,718              48,081              12,120
Shares repurchased                       (84,870)            (28,229)            (105,488)            (38,537)
                                         --------            --------            ---------            --------

Net increase (decrease)
in shares outstanding                    (32,381)             220,259              14,816             434,868
                                         --------             -------              ------             -------

Ending shares                            591,730              624,111           1,205,545           1,190,729
                                         =======              =======           =========           =========

                           See notes to financial statements

COVA SERIES TRUST
FINANCIAL HIGHLIGHTS
FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED



                                                              Small Cap Stock Portfolio
                                                              -------------------------

                                                                                                  For the period
                                                                                                 from May 1, 1996
                                    Year ended     Year ended      Year ended     Year ended     (date of initial
                                   December 31,   December 31,    December 31,   December 31,   public offering) to
                                     2000(a)          1999           1998           1997         December 31, 1996
NET ASSET VALUE, BEGINNING OF
PERIOD                                  $17.269        $11.982         $13.105        $10.922            $10.512
                                        -------        -------         -------        -------            -------

         INCOME FROM INVESTMENT
              OPERATIONS
              Net investment
                  income                  0.027          0.015           0.051          0.057              0.057
              Net realized and
                  unrealized
                  gains (losses)         (1.784)         5.307         (0.722)          2.217              0.843
                  --------------         -------         -----         -------          -----              -----

         TOTAL FROM INVESTMENT
              OPERATIONS                 (1.757)         5.322         (0.671)          2.274              0.900
              ----------                 -------         -----         -------          -----              -----

         DISTRIBUTIONS
              Dividends from net
                  investment
                  income                     --+        (0.035)        (0.017)        (0.055)             (0.055)
              Distributions from
                  net realized
                  gains                  (0.688)            --         (0.435)        (0.036)             (0.435)
                  -----                  -------            --         -------        -------             -------

         TOTAL DISTRIBUTIONS             (0.688)        (0.035)        (0.452)        (0.091)             (0.490)
         -------------------             -------        -------        -------        -------             -------

NET ASSET VALUE, END OF PERIOD          $14.824        $17.269         $11.982        $13.105            $10.922
                                        -------        -------         -------        -------            -------

TOTAL RETURN                            (10.55%)        44.56%         (5.40%)         20.89%              8.65%*
                                        --------        ------         -------         ------              ------

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period
         (In millions)                    $97.9         $109.3           $78.2          $59.8              $14.7

RATIOS TO AVERAGE NET
         ASSETS (1):
         Expenses                         1.03%          1.05%           0.95%          0.95%              0.95%**
         Net investment income            0.17%          0.11%           0.45%          0.56%              0.87%**

PORTFOLIO TURNOVER RATE                  107.1%         123.5%           62.4%          79.1%             102.4%*

    (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses
to Average Net Assets:                       N/A         1.09%           1.12%          1.39%              2.68%**

Ratio of Net Investment
Income to Average Net
Assets:                                      N/A         0.07%           0.28%          0.12%             (0.86%)**

(a) For the year ended December 31, 2000, the Funds were audited by Deloitte & Touche LLP. Each of the previous years were audited by other auditors.

*      Non-annualized

**     Annualized

+      Less than $.0005 per share

N/A    Not Applicable

                             See notes to financial statements

                                                               Quality Bond Portfolio
                                                               ----------------------

                                                                                                  For the period
                                                                                                 from May 1, 1996
                                    Year ended     Year ended      Year ended     Year ended     (date of initial
                                   December 31,   December 31,    December 31,   December 31,   public offering) to
                                     2000(a)          1999           1998           1997         December 31, 1996
NET ASSET VALUE, BEGINNING OF
PERIOD                                  $10.669        $11.020         $10.405        $10.082             $9.897
                                        -------        -------         -------        -------             ------

         INCOME FROM INVESTMENT
              OPERATIONS
              Net investment
                  income                  0.748          0.459           0.490          0.446              0.459
              Net realized and
                  unrealized
                  gains (losses)          0.418         (0.631)          0.365          0.452              0.102
                  --------------          -----         -------          -----          -----              -----

         TOTAL FROM INVESTMENT
              OPERATIONS                  1.166         (0.172)          0.855          0.898              0.561
              ----------                  -----         -------          -----          -----              -----

         DISTRIBUTIONS
              Dividends from net
                  investment
                  income                 (0.647)        (0.119)        (0.240)        (0.531)             (0.376)
              Distributions from
                  net realized
                  gains                      --         (0.060)            --         (0.044)                 --
                  -----                      --         -------            --         -------                 --

         TOTAL DISTRIBUTIONS             (0.647)        (0.179)        (0.240)        (0.575)             (0.376)
         -------------------             -------        -------        -------        -------             -------

NET ASSET VALUE, END OF PERIOD          $11.188        $10.669         $11.020        $10.405            $10.082
                                        -------        -------         -------        -------            -------

TOTAL RETURN                             11.42%         (1.54%)          8.37%          9.06%              5.68%*
                                         ------         -------          -----          -----              ------

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period
         (In millions)                    $93.2          $95.6           $45.8          $18.6               $5.8

RATIOS TO AVERAGE NET
         ASSETS (1):
         Expenses                         0.64%          0.64%           0.65%          0.65%              0.65%**
         Net investment income            6.33%          5.67%           5.59%          5.92%              5.94%**

PORTFOLIO TURNOVER RATE                  221.9%         369.5%          255.4%         163.7%             181.3%*

    (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses
to Average Net Assets:                     0.72%          0.71%          0.86%           1.08%               1.52%**

Ratio of Net Investment
Income to Average Net
Assets:                                    6.26%          5.60%          5.38%           5.49%               5.07%**

(a) For the year ended December 31, 2000, the Funds were audited by Deloitte & Touche LLP. Each of the previous years were audited by other auditors.

*      Non-annualized

**     Annualized

+      Less than $.0005 per share

N/A    Not Applicable

                             See notes to financial statements

COVA SERIES TRUST
FINANCIAL HIGHLIGHTS
FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                               Select Equity Portfolio
                                                               -----------------------

                                                                                                  For the period
                                                                                                 from May 1, 1996
                                    Year ended     Year ended      Year ended     Year ended     (date of initial
                                   December 31,   December 31,    December 31,   December 31,   public offering) to
                                     2000(a)          1999           1998           1997         December 31, 1996
NET ASSET VALUE, BEGINNING OF
PERIOD                                  $16.112        $16.076         $13.966        $10.742            $10.084
                                        -------        -------         -------        -------            -------

         INCOME FROM INVESTMENT
              OPERATIONS
              Net investment
                  income                  0.060          0.074           0.091          0.078              0.081
              Net realized and
                  unrealized
                  gains (losses)         (1.005)         1.451           2.983          3.294              0.771
                  --------------         -------         -----           -----          -----              -----

         TOTAL FROM INVESTMENT
              OPERATIONS                 (0.945)         1.525           3.074          3.372              0.852
              ----------                 -------         -----           -----          -----              -----

         DISTRIBUTIONS
              Dividends from net
                  investment
                  income                 (0.079)        (0.043)        (0.046)        (0.077)             (0.081)
              Distributions from
                  net realized
                  gains                  (1.053)        (1.446)        (0.918)        (0.071)             (0.113)
              Distributions in
                  excess of net
                  realized gains             --             --             --             --                  --
                  --------------             --             --             --             --                  --

         TOTAL DISTRIBUTIONS             (1.132)        (1.489)        (0.964)        (0.148)             (0.194)
         -------------------             -------        -------        -------        -------             -------

NET ASSET VALUE, END OF PERIOD          $14.035        $16.112         $16.076        $13.966            $10.742
                                        -------        -------         -------        -------            -------

TOTAL RETURN                             (6.18%)         9.71%          22.56%         31.55%              8.52%*
                                         -------         -----          ------         ------              ------

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period
         (In millions)                   $227.4         $249.7          $197.8         $106.9              $23.8

RATIOS TO AVERAGE NET
         ASSETS (1):
         Expenses                         0.75%          0.77%           0.78%          0.83%              0.85%**
         Net investment income            0.39%          0.55%           0.68%          0.81%              1.35%**

PORTFOLIO TURNOVER RATE                   77.6%         133.8%          182.9%         134.8%             123.9%*

    (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses
to Average Net Assets:                       N/A             N/A         0.86%           1.00%               1.70%**

Ratio of Net Investment
Income to Average Net
Assets:                                      N/A             N/A         0.60%           0.64%               0.50%**

(a) For the year ended December 31, 2000, the Funds were audited by Deloitte & Touche LLP. Each of the previous years were audited by other auditors.

*      Non-annualized

**     Annualized

N/A    Not Applicable

                             See notes to financial statements

                                                              Large Cap Stock Portfolio
                                                              -------------------------

                                                                                                  For the period
                                                                                                 from May 1, 1996
                                    Year ended     Year ended      Year ended     Year ended     (date of initial
                                   December 31,   December 31,    December 31,   December 31,   public offering) to
                                     2000(a)          1999           1998           1997         December 31, 1996
NET ASSET VALUE, BEGINNING OF
PERIOD                                  $20.675        $18.115         $13.845        $11.112            $10.003
                                        -------        -------         -------        -------            -------

         INCOME FROM INVESTMENT
              OPERATIONS
              Net investment
                  income                  0.109          0.105           0.098          0.113              0.124
              Net realized and
                  unrealized
                  gains (losses)         (2.346)         3.057           4.357          3.560              1.304
                  --------------         -------         -----           -----          -----              -----

         TOTAL FROM INVESTMENT
              OPERATIONS                 (2.237)         3.162           4.455          3.673              1.428
              ----------                 -------         -----           -----          -----              -----

         DISTRIBUTIONS
              Dividends from net
                  investment
                  income                 (0.125)        (0.026)        (0.043)        (0.118)             (0.122)
              Distributions from
                  net realized
                  gains                  (1.173)        (0.576)        (0.142)        (0.822)             (0.197)
              Distributions in
                  excess of net
                  realized gains         (0.381)            --             --             --                  --
                  --------------         -------            --             --             --                  --

         TOTAL DISTRIBUTIONS             (1.679)        (0.602)        (0.185)        (0.940)             (0.319)
         -------------------             -------        -------        -------        -------             -------

NET ASSET VALUE, END OF PERIOD          $16.759        $20.675         $18.115        $13.845            $11.112
                                        -------        -------         -------        -------            -------

TOTAL RETURN                            (11.55%)        17.64%          32.31%         33.25%             14.35%*
                                        --------        ------          ------         ------             -------

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period
         (In millions)                   $244.8         $263.1          $103.8          $32.3              $16.8

RATIOS TO AVERAGE NET
         ASSETS (1):
         Expenses                         0.74%          0.75%           0.75%          0.75%              0.75%**
         Net investment income            0.65%          0.75%           0.77%          0.99%              1.56%**

PORTFOLIO TURNOVER RATE                   69.8%          63.2%           62.4%          59.5%              35.5%*

    (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses
to Average Net Assets:                       N/A          0.76%          0.94%           1.08%               1.23%**

Ratio of Net Investment
Income to Average Net
Assets:                                      N/A          0.74%          0.58%           0.66%               1.08%**

(a) For the year ended December 31, 2000, the Funds were audited by Deloitte & Touche LLP. Each of the previous years were audited by other auditors.

*      Non-annualized

**     Annualized

N/A    Not Applicable

                             See notes to financial statements

COVA SERIES TRUST
FINANCIAL HIGHLIGHTS
FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                           International Equity Portfolio
                                                           ------------------------------

                                                                                                  For the period
                                                                                                 from May 1, 1996
                                    Year ended     Year ended      Year ended     Year ended     (date of initial
                                   December 31,   December 31,    December 31,   December 31,   public offering) to
                                     2000(a)          1999           1998           1997         December 31, 1996
NET ASSET VALUE, BEGINNING OF
PERIOD                                  $16.225        $12.857         $11.472        $10.959            $10.215
                                        -------        -------         -------        -------            -------

         INCOME FROM INVESTMENT
              OPERATIONS
              Net investment
                  income                  0.047          0.083           0.117          0.122              0.096
              Net realized and
                  unrealized
                  gains (losses)         (2.636)         3.534           1.491          0.539              0.755
                  --------------         -------         -----           -----          -----              -----

         TOTAL FROM INVESTMENT
              OPERATIONS                 (2.589)         3.617           1.608          0.661              0.851
              ----------                 -------         -----           -----          -----              -----

         DISTRIBUTIONS
              Dividends from net
                  investment
                  income                 (0.066)        (0.068)        (0.220)        (0.137)             (0.086)
              Distributions from
                  net realized
                  gains                  (0.962)        (0.181)        (0.003)        (0.011)             (0.021)
                  -----                  -------        -------        -------        -------             -------

         TOTAL DISTRIBUTIONS             (1.028)        (0.249)        (0.223)        (0.148)             (0.107)
         -------------------             -------        -------        -------        -------             -------

NET ASSET VALUE, END OF PERIOD          $12.608        $16.225         $12.857        $11.472            $10.959
                                        -------        -------         -------        -------            -------

TOTAL RETURN                            (16.76%)        28.52%          14.07%          5.96%              8.44%*
                                        --------        ------          ------          -----              ------

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period
         (In millions)                   $117.3         $138.1          $104.5          $68.8              $15.6

RATIOS TO AVERAGE NET
         ASSETS (1):
         Expenses                         1.16%          1.10%           0.91%          0.95%              0.95%**
         Net investment income            0.34%          0.62%           0.97%          1.35%              1.43%**

PORTFOLIO TURNOVER RATE                  101.0%          82.8%           74.0%          74.1%              48.2%*

    (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses
to Average Net Assets:                       N/A         1.15%           1.09%          1.53%              3.80%**

Ratio of Net Investment
Income to Average Net
Assets:                                      N/A         0.57%           0.79%          0.77%             (1.42%)**

(a) For the year ended December 31, 2000, the Funds were audited by Deloitte & Touche LLP. Each of the previous years were audited by other auditors.

*      Non-annualized

**     Annualized

N/A    Not Applicable

                             See notes to financial statements

                                                              Bond Debenture Portfolio
                                                              ------------------------

                                                                                                  For the period
                                                                                                 from May 1, 1996
                                    Year ended     Year ended      Year ended     Year ended     (date of initial
                                   December 31,   December 31,    December 31,   December 31,   public offering) to
                                     2000(a)          1999           1998           1997         December 31, 1996
NET ASSET VALUE, BEGINNING OF
PERIOD                                  $12.475        $12.381         $12.112        $10.970            $10.098
                                        -------        -------         -------        -------            -------

         INCOME FROM INVESTMENT
              OPERATIONS
              Net investment
                  income                  1.000          0.710           0.682          0.544              0.345
              Net realized and
                  unrealized
                  gains (losses)         (0.896)        (0.293)          0.072          1.147              0.949
                  --------------         -------        -------          -----          -----              -----

         TOTAL FROM INVESTMENT
              OPERATIONS                  0.104          0.417           0.754          1.691              1.294
              ----------                  -----          -----           -----          -----              -----

         DISTRIBUTIONS
              Dividends from net
                  investment
                  income                 (0.832)        (0.244)        (0.349)        (0.549)             (0.342)
              Distributions from
                  net realized
                  gains                      --         (0.079)        (0.136)            --              (0.080)
                  -----                      --         -------        -------            --              -------

         TOTAL DISTRIBUTIONS             (0.832)        (0.323)        (0.485)        (0.549)             (0.422)
         -------------------             -------        -------        -------        -------             -------

NET ASSET VALUE, END OF PERIOD          $11.747        $12.475         $12.381        $12.112            $10.970
                                        -------        -------         -------        -------            -------

TOTAL RETURN                              0.87%          3.40%           6.26%         15.63%             12.89%*
                                          -----          -----           -----         ------             -------

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period
         (In millions)                   $155.2         $170.2          $120.0          $55.4               $7.7

RATIOS TO AVERAGE NET
         ASSETS (1):
         Expenses                         0.85%          0.85%           0.85%          0.85%              0.85%**
         Net investment income            7.78%          6.74%           6.58%          6.68%              7.26%**

PORTFOLIO TURNOVER RATE                   64.9%          46.7%           84.7%         100.3%              58.1%*

    (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses
to Average Net Assets:                     0.86%          0.86%          0.93%           1.07%               2.05%**

Ratio of Net Investment
Income to Average Net
Assets:                                    7.77%          6.73%          6.50%           6.46%               6.06%**

(a) For the year ended December 31, 2000, the Funds were audited by Deloitte & Touche LLP. Each of the previous years were audited by other auditors.

*      Non-annualized

**     Annualized

N/A    Not Applicable

                             See notes to financial statements

COVA SERIES TRUST
FINANCIAL HIGHLIGHTS
FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                          Mid-Cap Value Portfolio
                                                          -----------------------

                                                                                       For the period
                                                                                       from August 20,
                                                                                             1997
                                       Year ended      Year ended      Year ended        (Commencement
                                      December 31,    December 31,    December 31,    of Operations) to
                                        2000(a)           1999            1998        December 31, 1997
NET ASSET VALUE, BEGINNING OF
PERIOD                                     $11.168          $10.583         $10.481              $10.000
                                           -------          -------         -------              -------

          INCOME FROM INVESTMENT
              OPERATIONS
              Net investment
                   income                    0.086            0.042           0.032                0.010
              Net realized and
                   unrealized
                   gains (losses)            5.789            0.557           0.087                0.481
                   --------------            -----            -----           -----                -----

          TOTAL FROM INVESTMENT
              OPERATIONS                     5.875            0.599           0.119                0.491
              ----------                     -----            -----           -----                -----

          DISTRIBUTIONS
              Dividends from net
                   investment
                   income                   (0.039)         (0.014)         (0.017)              (0.010)
              Distributions from
                   net realized
                   gains                    (0.082)             --              --                   --
                   -----                    -------             --              --                   --

          TOTAL DISTRIBUTIONS               (0.121)         (0.014)         (0.017)              (0.010)
          -------------------               -------         -------         -------              -------

NET ASSET VALUE, END OF PERIOD             $16.922          $11.168         $10.583              $10.481
                                           -------          -------         -------              -------

TOTAL RETURN                                52.87%            5.71%           1.11%                4.90%*
                                            ------            -----           -----                ------

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period
          (In millions)                      $60.0            $29.4           $18.3                 $2.2

RATIOS TO AVERAGE NET
          ASSETS (1):
          Expenses                           1.26%            1.25%           1.10%                1.10%**
          Net investment income              0.79%            0.50%           0.44%                0.97%**

PORTFOLIO TURNOVER RATE                      66.4%            64.3%           41.0%                 1.5%*

    (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses
to Average Net Assets:                          N/A           1.41%           1.68%                8.41%**

Ratio of Net Investment
Income to Average Net
Assets:                                         N/A           0.34%         (0.14%)               (6.34%)**

(a) For the period ended December 31, 2000, the Funds were audited by Deloitte & Touche LLP. Each of the previous years were audited by other auditors.

*      Non-annualized

**     Annualized

N/A    Not Applicable

                             See notes to financial statements

                                                       Large Cap Research Portfolio
                                                       ----------------------------

                                                                                       For the period
                                                                                       from August 20,
                                                                                             1997
                                       Year ended      Year ended      Year ended        (Commencement
                                      December 31,    December 31,    December 31,    of Operations) to
                                        2000(a)           1999            1998        December 31, 1997
NET ASSET VALUE, BEGINNING OF
PERIOD                                     $14.991          $11.964          $9.905              $10.000
                                           -------          -------          ------              -------

          INCOME FROM INVESTMENT
              OPERATIONS
              Net investment
                   income                    0.079            0.026           0.069                0.017
              Net realized and
                   unrealized
                   gains (losses)            1.593            3.023           2.023              (0.096)
                   --------------            -----            -----           -----              -------

          TOTAL FROM INVESTMENT
              OPERATIONS                     1.672            3.049           2.092              (0.079)
              ----------                     -----            -----           -----              -------

          DISTRIBUTIONS
              Dividends from net
                   investment
                   income                   (0.036)         (0.022)         (0.033)              (0.016)
              Distributions from
                   net realized
                   gains                    (1.275)             --              --                   --
                   -----                    -------             --              --                   --

          TOTAL DISTRIBUTIONS               (1.311)         (0.022)         (0.033)              (0.016)
          -------------------               -------         -------         -------              -------

NET ASSET VALUE, END OF PERIOD             $15.352          $14.991         $11.964               $9.905
                                           -------          -------         -------               ------

TOTAL RETURN                                12.60%           25.54%          21.04%              (0.74%)*
                                            ------           ------          ------              --------

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period
          (In millions)                      $49.7            $36.0           $13.9                 $1.4

RATIOS TO AVERAGE NET
          ASSETS (1):
          Expenses                           1.25%            1.25%           1.10%                1.10%**
          Net investment income              0.66%            0.41%           0.97%                1.53%**

PORTFOLIO TURNOVER RATE                      59.0%            67.7%          103.0%                 1.3%*

    (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses
to Average Net Assets:                          N/A           1.38%           1.95%               10.04%**

Ratio of Net Investment
Income to Average Net
Assets:                                         N/A           0.28%           0.12%               (7.41%)**

(a) For the period ended December 31, 2000, the Funds were audited by Deloitte & Touche LLP. Each of the previous years were audited by other auditors.

*      Non-annualized

**     Annualized

N/A    Not Applicable

                             See notes to financial statements

COVA SERIES TRUST
FINANCIAL HIGHLIGHTS
FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                         Developing Growth Portfolio
                                                         ---------------------------

                                                                                         For the period
                                                                                     from August 20, 1997
                                      Year ended      Year ended      Year ended         (Commencement
                                     December 31,    December 31,    December 31,     of Operations) to
                                       2000(a)           1999            1998         December 31, 1997
NET ASSET VALUE, BEGINNING OF
PERIOD                                     $14.885         $11.241         $10.549               $10.000
                                           -------         -------         -------               -------

          INCOME FROM INVESTMENT
              OPERATIONS
              Net investment
                   income (loss)           (0.077)          (0.073)         (0.025)                0.002
              Net realized and
                   unrealized
                   gains (losses)          (2.692)           3.717           0.723                 0.549
                   --------------          -------           -----           -----                 -----

          TOTAL FROM INVESTMENT
              OPERATIONS                   (2.769)           3.644           0.698                 0.551
              ----------                   -------           -----           -----                 -----

          DISTRIBUTIONS
              Dividends from net
                   investment
                   income                      --              --              --                (0.002)
              Distributions in
                   excess of net
                   investment
                   income                      --              --              --                    --
              Distributions from
                   net realized
                   gains                   (0.010)             --           (0.006)                  --
              Distributions in
                   excess of net
                   realized gains          (0.663)             --              --                    --
                   --------------          -------             --              --                    --

          TOTAL DISTRIBUTIONS              (0.673)             --           (0.006)              (0.002)
          -------------------              -------             --           -------              -------

NET ASSET VALUE, END OF PERIOD             $11.443         $14.885         $11.241               $10.549
                                           -------         -------         -------               -------

TOTAL RETURN                              (18.87%)          32.47%           6.60%                 5.52%*
                                          --------          ------           -----                 ------

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period
          (In millions)                      $42.4           $33.6           $15.9                  $1.7
RATIOS TO AVERAGE NET
          ASSETS (1):
          Expenses                           1.20%           1.15%           1.00%                 1.00%**
          NET INVESTMENT INCOME            (0.71%)          (0.73%)         (0.47%)                0.18%**

PORTFOLIO TURNOVER RATE                      42.5%           53.2%           18.7%                  9.1%*

    (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses
to Average Net Assets:                       1.24%           1.34%           1.70%                 9.00%**

Ratio of Net Investment
Income to Average Net
Assets:                                    (0.75%)          (0.92%)         (1.17%)               (7.82%)**

(a) For the period ended December 31, 2000, the Funds were audited by Deloitte & Touche LLP. Each of the previous years were audited by other auditors.

*      Non-annualized

**     Annualized

N/A    Not Applicable

                             See notes to financial statements

                                   Lord Abbett Growth and Income
                                             Portfolio                                  Balanced Portfolio
                                             ---------                                  ------------------

                                                   For the period                                                 For the period
                                                from January 8, 1999                                            from July 1, 1997
                                 Year ended         (Commencement       Year ended   Year ended    Year ended     (Commencement
                                December 31,      of Operations) to    December 31, December 31,  December 31,   of  Operations) to
                                   2000(a)        December 31, 1999      2000(a)       1999          1998        December 31, 1997
NET ASSET VALUE, BEGINNING OF
PERIOD                              $24.071             $21.603          $11.858      $11.398       $10.389          $10.000
                                    -------             -------          -------      -------       -------          -------

        INCOME FROM INVESTMENT
            OPERATIONS
            Net investment
                income (loss)         0.335               0.274            0.275        0.232         0.223            0.123
            Net realized and
                unrealized
                gains (losses)        3.086               2.194          (0.070)        0.581         1.152            0.477
                --------------        -----               -----          -------        -----         -----            -----

        TOTAL FROM INVESTMENT
            OPERATIONS                3.421               2.468            0.205        0.813         1.375            0.600
            ----------                -----               -----            -----        -----         -----            -----

        DISTRIBUTIONS
            Dividends from net
                investment
                income               (0.283)                --           (0.276)       (0.233)       (0.222)          (0.124)
            Distributions in
                excess of net
                investment
                income                   --                 --           (0.001)           --            --               --
            Distributions from
                net realized
                gains                (0.229)                --               --        (0.120)       (0.144)          (0.087)
            Distributions in
                excess of net
                realized gains       (0.164)                --           (0.329)           --            --               --
                --------------       -------                --           -------           --            --               --

        TOTAL DISTRIBUTIONS          (0.676)                --           (0.606)       (0.353)       (0.366)          (0.211)
        -------------------          -------                --           -------       -------       -------          -------

NET ASSET VALUE, END OF PERIOD      $26.816             $24.071          $11.457      $11.858       $11.398          $10.389
                                    -------             -------          -------      -------       -------          -------

TOTAL RETURN                         14.68%              11.38%*           1.73%        7.14%        13.31%            6.01%*
                                     ------              -------           -----        -----        ------            ------

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period
        (In millions)                $944.6              $887.0             $9.6         $9.7          $4.6             $1.5
RATIOS TO AVERAGE NET
        ASSETS (1):
        Expenses                      0.70%               0.70%**          1.10%        1.10%         1.10%            1.10%**
        NET INVESTMENT INCOME         1.32%               1.24%**          2.30%        2.52%         2.54%            2.74%**

PORTFOLIO TURNOVER RATE               51.7%               70.8%*           39.3%        27.4%         36.0%            13.6%*

    (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses
to Average Net Assets:                   N/A                 N/A           1.91%        2.06%         3.08%            3.81%**

Ratio of Net Investment
Income to Average Net
Assets:                                  N/A                 N/A           1.48%        1.56%         0.56%            0.03%**

(a) For the period ended December 31, 2000, the Funds were audited by Deloitte & Touche LLP. Each of the previous years were audited by other auditors.

*      Non-annualized

**     Annualized

N/A    Not Applicable

                             See notes to financial statements

COVA SERIES TRUST
FINANCIAL HIGHLIGHTS
FOR A SHARE HELD THROUGHOUT THE PERIODS INDICATED

                                                                       Equity Income Portfolio
                                                                       -----------------------

                                                                                                             For the period
                                                                                                            from July 1, 1997
                                               Year ended           Year ended            Year ended          (Commencement
                                              December 31,         December 31,          December 31,       of Operations) to
                                                 2000(a)              1999                  1998            December 31, 1997
NET ASSET VALUE, BEGINNING OF PERIOD             $11.169              $11.626               $11.047               $10.000
                                                 -------              -------               -------               -------

         INCOME FROM INVESTMENT
             OPERATIONS
             Net investment income                 0.184                0.194                 0.167                 0.074
             Net realized and unrealized
                 gains (losses)                    1.452                0.107                 0.862                 1.192
                 --------------                    -----                -----                 -----                 -----

         TOTAL FROM INVESTMENT OPERATIONS          1.636                0.301                 1.029                 1.266
         --------------------------------          -----                -----                 -----                 -----

         DISTRIBUTIONS
             Dividends from net
                 investment income                (0.179)              (0.190)              (0.167)                (0.074)
             Distributions from net
                 realized gains                       --               (0.568)              (0.283)                (0.145)
             Distributions in excess of
                 net realized gains               (0.038)                  --                   --                     --
                 ------------------               -------                  --                   --                     --

         TOTAL DISTRIBUTIONS                      (0.217)              (0.758)              (0.450)                (0.219)
         -------------------                      -------              -------              -------                -------

NET ASSET VALUE, END OF PERIOD                   $12.588              $11.169               $11.626               $11.047
                                                 -------              -------               -------               -------

TOTAL RETURN                                      14.64%                2.51%                 9.35%                12.69%*
                                                  ------                -----                 -----                -------

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period (In
         millions)                                  $7.4                 $7.0                  $4.7                  $1.7

RATIOS TO AVERAGE NET ASSETS (1):
         Expenses                                  1.10%                1.10%                 1.10%                 1.10%**
         Net investment income                     1.53%                1.85%                 1.79%                 1.65%**

PORTFOLIO TURNOVER RATE                            31.9%                58.8%                 79.4%                 17.9%*

    (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to
Average Net Assets:                                2.15%                2.23%                 2.69%                 3.58%**

Ratio of Net Investment Income to
Average Net Assets:                                0.48%                0.72%                 0.20%                (0.83%)**

(a) For the period ended December 31, 2000, the Funds were audited by Deloitte & Touche LLP. Each of the previous years were audited by other auditors.

*      Non-annualized

**     Annualized

N/A    Not Applicable

                             See notes to financial statements


                                                                   Growth & Income Equity Portfolio
                                                                   --------------------------------

                                                                                                            For the period
                                                                                                           from July 1, 1997
                                               Year ended           Year ended            Year ended         (Commencement
                                              December 31,         December 31,          December 31,      of Operations) to
                                                 2000(a)              1999                  1998           December 31, 1997

NET ASSET VALUE, BEGINNING OF PERIOD             $13.788              $11.995               $10.710               $10.000
                                                 -------              -------               -------               -------

         INCOME FROM INVESTMENT
             OPERATIONS
             Net investment income                 0.039                0.049                 0.057                 0.033
             Net realized and unrealized
                 gains (losses)                   (0.807)               1.890                 1.538                 0.793
                 --------------                   -------               -----                 -----                 -----

         TOTAL FROM INVESTMENT OPERATIONS         (0.768)               1.939                 1.595                 0.826
         --------------------------------         -------               -----                 -----                 -----

         DISTRIBUTIONS
             Dividends from net
                 investment income                (0.039)              (0.049)              (0.058)                (0.032)
             Distributions from net
                 realized gains                   (0.479)              (0.097)              (0.252)                (0.084)
             Distributions in excess of
                 net realized gains                   --                   --                   --                     --
                 ------------------                   --                   --                   --                     --

         TOTAL DISTRIBUTIONS                      (0.518)              (0.146)              (0.310)                (0.116)
         -------------------                      -------              -------              -------                -------

NET ASSET VALUE, END OF PERIOD                   $12.502              $13.788               $11.995               $10.710
                                                 -------              -------               -------               -------

TOTAL RETURN                                      (5.66%)              16.17%                14.95%                 8.26%*
                                                  -------              ------                ------                 ------

RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period (In
         millions)                                 $15.1                $16.4                  $9.1                  $2.4

RATIOS TO AVERAGE NET ASSETS (1):
         Expenses                                  1.10%                1.10%                 1.10%                 1.10%**
         Net investment income                     0.29%                0.45%                 0.65%                 0.87%**

PORTFOLIO TURNOVER RATE                           106.4%                37.8%                 57.5%                 18.1%*

    (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to
Average Net Assets:                                1.56%                1.59%                 2.00%                 3.51%**

Ratio of Net Investment Income to
Average Net Assets:                               (0.17%)              (0.04%)              (0.25%)                (1.54%)**

(a) For the period ended December 31, 2000, the Funds were audited by Deloitte & Touche LLP. Each of the previous years were audited by other auditors.

*      Non-annualized

**     Annualized

N/A    Not Applicable

                        See notes to financial statements

                                COVA SERIES TRUST
                          Notes to Financial Statements
                                December 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Cova Series Trust (the Trust) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act). The Trust offers thirteen diversified portfolios (each, a Fund and collectively, the Funds) each of which operates as a distinct investment vehicle of the Trust. J.P. Morgan Investment Management Inc. manages the Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, and International Equity Portfolio. Lord Abbett & Co. manages the Bond Debenture Portfolio, Mid-Cap Value Portfolio, Large Cap Research Portfolio, Developing Growth Portfolio, and Lord Abbett Growth and Income Portfolio. Mississippi Valley Advisors Inc. manages the Balanced Portfolio, Equity Income Portfolio and Growth & Income Equity Portfolio.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. If there was no sale on such day, the securities are valued at the mean between the most recently quoted bid and asked prices. Investments in securities not listed on a securities exchange are valued based on their last quoted bid price or, if not available, their fair value as determined in good faith by the Board of Trustees. Domestic fixed income investments are stated at values using the mean between the most recently quoted bid and asked prices. Foreign fixed income securities are valued at their sale price as of the close of the securities exchange on which the securities are listed. If such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees are used. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value.

Under the amortized cost method, investments are recorded at cost and any discount or premium is accreted or amortized, respectively, on a straight line basis to the maturity of the investment. Value on any given date equals original cost plus or minus accreted discount or amortized premium, respectively, to that date. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued at forward rates and are marked-to-market daily.

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and discounts on fixed income securities. The Funds currently do not amortize premiums on fixed income securities. Upon adoption, the Funds will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Funds have not completed their analysis on the impact of the accounting change.

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Funds may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Funds segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Dividend income is recorded on the ex-dividend date, or in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income and expenses are recorded when earned or incurred, respectively. Foreign income and foreign capital gains realized on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

D. FEDERAL INCOME TAXES - The Trust's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, to its shareholders. Accordingly, the Funds have not recorded a provision for federal income taxes. In addition, any Funds subject to federal excise tax regulations will distribute substantially all of their net investment income and net capital gains, if any, in each calendar year in order to avoid the payment of federal excise taxes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences. For the Large Cap Stock, Quality Bond, and International Equity Portfolios, net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of timing differences related to open futures at year end.

The Funds utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2000, the accumulated capital loss carryforwards and expiration dates by

                                COVA SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

D. FEDERAL INCOME TAXES - CONTINUED
Fund were as follows: Quality Bond $3,023,092 expiring in 2007 and $2,305,867 expiring in 2008, Bond Debenture $2,276,221 expiring in 2007 and $889,407 expiring in 2008, Large Cap Stock $4,533,984 expiring in 2008, Developing Growth $1,934,268 expiring in 2008, and Lord Abbett Growth and Income $5,818,547 expiring in 2008.

For tax purposes, the Equity Income and Growth and Equity Income Portfolios elected to defer to its fiscal year ending December 31, 2001, $81,049 and $340,618 of losses, respectively, recognized during the period of November 1, 2000 to December 31, 2000.

E. DISTRIBUTION OF INCOME AND GAINS - The Funds annually declare, pay and automatically reinvest dividends from net investment income and distributions of any net realized capital gains.

F. DERIVATIVES - A derivative financial instrument, in general terms, is a security whose value is "derived" from the value of an underlying asset, reference rate or index. The Funds primarily use derivative instruments to protect against possible changes in the market value of their investments. All of the Funds' holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation of investments. Upon disposition, a realized gain or loss is recognized accordingly.

The primary risks associated with the use of these financial instruments for hedging purposes are the possibility of (a) an imperfect correlation between the change in market value of the hedged securities held by the Funds and the change in market value of these financial instruments, and (b) an illiquid market. As a result, the use of these financial instruments may involve, to a varying degree, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The following are brief descriptions of derivative instruments the Funds may hold.

A. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Funds are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

B. OPTIONS CONTRACTS - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Funds to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss equal to the premium paid. When the Fund enters into a closing sale transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less the cost of the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised this loss can be greater than premium received. In addition, the Fund could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

C. FORWARD FOREIGN CURRENCY CONTRACTS - The Quality Bond and International Equity Portfolios may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward

                                COVA SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

F. DERIVATIVES - CONTINUED
rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Fund, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

G. SECURITY LENDING - The Funds may lend their securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower fail financially. The Funds receive compensation for lending their securities.

Each Portfolio receives transaction fees for providing services in connection with the securities lending program. The risks to the Portfolios of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

H. FOREIGN CURRENCY TRANSLATION - Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Fund does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

I. REPURCHASE AGREEMENTS - The Funds may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Fund accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Fund enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

J. REVERSE REPURCHASE AGREEMENTS - The Funds may enter into reverse repurchase agreements with selected commercial banks or broker-dealers. In a reverse repurchase agreement, the Fund sells securities as collateral and agrees to repurchase them at a mutually agreed upon date and price. This practice is the equivalent of borrowing using the securities as collateral and can create leverage. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities but pays interest to the counter-party based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing liquid assets having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the collateral securities to be repurchased by the Fund may be delayed or limited.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into an investment advisory agreement with Cova Investment Advisory Corporation (the "Adviser"), pursuant to which the Adviser manages the investment operations of the Trust's affairs. On January 6, 2000, the Advisers ultimate parent company General American Mutual Holding Company, was acquired by the Metropolitan Life Insurance Company. The Adviser has entered into sub-advisory agreements with J.P. Morgan Investment Management Inc., Lord Abbett & Co., and Mississippi Valley Advisors Inc. (the "Sub-advisers") for investment advisory services in connection with the investment management of the Funds.

The Adviser supervises the Sub-advisers and makes recommendations to the Board of Trustees with respect to the retention or renewal of the sub-advisory agreements. The Adviser pays the Sub-advisers and bears the cost of compensating officers of the Trust.

                                COVA SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Under the terms of the Funds' investment advisory agreement, the Funds pay the Adviser a monthly fee based upon annual rates applied to each of the Funds' average daily net assets as follows:

Fund                                  Average Daily Net Assets%       Per Annum

Small Cap Stock                       All                             0.85%
Quality Bond                          First $75 Million               0.55%
                                      Over $75 Million                0.50%
Select Equity                         First $50 Million               0.75%
                                      Over $50 Million                0.65%
Large Cap Stock                       All                             0.65%
International Equity                  First $50 Million               0.85%
                                      Over $50 Million                0.75%
Lord Abbett Growth and Income         All                             0.65%
Bond Debenture                        All                             0.75%
Mid-Cap Value                         All                             1.00%
Large Cap Research                    All                             1.00%
Developing Growth                     All                             0.90%
Balanced                              All                             1.00%
Equity Income                         All                             1.00%
Growth & Income Equity                All                             1.00%

The Trust has entered into a Custodian, Fund Accounting, and Transfer Agency Agreement with Investors Bank & Trust Company ("Investors Bank").

Cova Variable Annuity Account One and Five, Cova Variable Life Account One, Five, and Eight, and First Cova Variable Annuity Account One are separate investment accounts offered by Cova Financial Services Life Insurance Co. and its subsidiaries, Cova Financial Life Insurance Co. and First Cova Life Insurance Co. (collectively "Cova Life"). At December 31, 2000, Cova Life owned all shares of beneficial interest of each Fund except those listed below.

                                     Percentage of Ownership

                           Lord, Abbett & Co.   Mississippi Valley Advisors Inc.
                           ------------------   --------------------------------

Mid-Cap Value                       0.3%                           --
Large Cap Research                  0.4%                           --
Developing Growth                   0.3%                           --
Balanced                            --                            13.6%
Equity Income                       --                            19.4%
Growth & Income Equity              --                             9.1%

                                COVA SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
The Adviser has voluntarily reimbursed the Quality Bond, Bond Debenture, Balanced, Equity Income, and Growth & Income Equity Portfolios for their operating expenses, exclusive of brokerage, advisory, or other portfolio transaction expenses or expenses of litigation, indemnification, taxes, or other extraordinary expenses, to the extent that they exceeded an annual rate of .10% of the average daily net assets. The Adviser has voluntarily reimbursed the Developing Growth Portfolio for its operating expenses, exclusive of brokerage, advisory, or other portfolio transaction expenses or expenses of litigation, indemnification, taxes, or other extraordinary expenses, to the extent that they exceeded an annual rate of .30% of the average daily net assets.

3. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2000 were as follows:

                                                                    Purchases

Portfolio:                                    U.S. Government       Non-Government         Total
                                              ---------------       --------------         -----
Small Cap Stock                                            $0         $111,359,031      $111,359,031
Quality Bond                                      146,159,860           59,184,961       205,344,821
Select Equity                                               0          185,685,147       185,685,147
Large Cap Stock                                     1,427,063          198,405,280       199,832,343
International Equity                                        0          133,667,564       133,667,564
Bond Debenture                                     29,975,781           71,489,010       101,464,791
Mid-Cap Value                                               0           38,928,895        38,928,895
Large Cap Research                                          0           31,188,800        31,188,800
Developing Growth                                           0           34,249,456        34,249,456
Lord Abbett Growth and Income                               0          434,121,356       434,121,356
Balanced                                                    0            4,525,129         4,525,129
Equity Income                                               0            2,146,878         2,146,878
Growth & Income Equity                                      0           16,125,652        16,125,652

                                                                      Sales

Portfolio:                                    U.S. Government     Non-Government          Total
                                              ---------------     --------------          -----

Small Cap Stock                                           $0         $109,106,518      $109,106,518
Quality Bond                                     156,544,191           46,602,451       203,146,642
Select Equity                                              0          189,313,781       189,313,781
Large Cap Stock                                      901,688          180,970,684       181,872,372
International Equity                                       0          130,390,862       130,390,862
Bond Debenture                                    31,467,363           70,407,424       101,874,787
Mid-Cap Value                                              0           25,220,604        25,220,604
Large Cap Research                                         0           22,844,466        22,844,466
Developing Growth                                          0           16,040,713        16,040,713
Lord Abbett Growth and Income                              0          474,469,445       474,469,445
Balanced                                                   0            3,470,671         3,470,671
Equity Income                                              0            2,249,962         2,249,962
Growth & Income Equity                                     0           16,071,390        16,071,390



                                COVA SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

3. INVESTMENT TRANSACTIONS - CONTINUED

At December 31, 2000, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund was as follows:

                                                                                                Unrealized Net
                                     Federal Income    Gross Unrealized    Gross Unrealized     Appreciation/
Portfolio:                              Tax Cost         Appreciation       (Depreciation)      (Depreciation)
                                        --------         ------------       --------------      --------------
Small Cap Stock                        $97,796,029         $18,252,251        $(12,416,708)        $5,835,543
Quality Bond                            92,929,691           3,320,472            (177,391)         3,143,081
Select Equity                          241,124,994          29,091,129         (29,103,585)           (12,456)
Large Cap Stock                        261,736,374          29,215,655         (31,307,433)        (2,091,778)
International Equity                   129,462,527           8,018,957         (14,797,672)        (6,778,715)
Bond Debenture                         171,472,146           3,675,417         (17,749,577)       (14,074,160)
Mid-Cap Value                           48,529,431          15,224,352          (1,586,549)        13,637,803
Large Cap Research                      41,679,951           9,571,216          (1,055,552)         8,515,664
Developing Growth                       45,199,897           9,891,306          (9,863,636)            27,670
Lord Abbett Growth and Income          804,558,383         194,387,619         (11,177,184)       183,210,435
Balanced                                 8,546,692           1,017,252            (460,384)           556,868
Equity Income                            6,633,832           1,377,407            (556,234)           821,173
Growth & Income Equity                  13,707,977           1,707,705          (1,158,306)           549,399


4. FUTURES CONTRACTS

Transactions in futures contracts for the year ended December 31, 2000, were as follows:

                                               Quality       Large      International
                                                Bond       Cap Stock        Equity
                                              Portfolio    Portfolio       Portfolio
Futures Contracts Outstanding at
December 31, 1999                                  318          11
Contracts Opened                                 1,572          84                462
Contracts Closed                                (1,612)        (90)             (407)
                                                -------        ----             -----

Futures Contracts Outstanding at
December 31, 2000                                  278           5                 55
                                                   ===           =                 ==

The futures contracts outstanding as of December 31, 2000 and the description and unrealized appreciation or depreciation were as follows:

                                                                                 Unrealized
                                                                               Appreciation/
                                              Contracts    Notional Value      (Depreciation)
International Equity Portfolio:
Dow Jones Euro Stoxx 50 Futures                    44         $1,987,702           $(10,263)
March 2001 - Long

International Equity Portfolio:
Tokyo Price Index Futures                           4           $448,976            $19,386
March 2001 - Short


                                COVA SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

4. FUTURES CONTRACTS - CONTINUED

                                                                                 Unrealized
                                                                               Appreciation/
                                              Contracts    Notional Value      (Depreciation)
International Equity Portfolio:
ASX Shore Price Index Futures                       7           $315,909             $6,975
March 2001 - Short

Large Cap Stock Portfolio:
S&P Index Futures                                   5         $1,668,750            $(3,253)
March 2001 - Long

Quality Bond Portfolio:
U.S. Treasury Note 5 Year Futures                 153        $15,845,063           $318,338
March 2001 - Long

Quality Bond Portfolio:
U.S. Treasury Note 2 Year Futures                  25         $5,078,906            $56,003
March 2001 - Long

Quality Bond Portfolio:
U.S. Treasury Note 10 Year Futures                 77         $8,074,172          $(142,220)
March 2001 - Short

Quality Bond Portfolio:
U.S. Treasury Bond Futures                         23         $2,406,375           $(49,158)
March 2001 - Short


5. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts for the International Equity Portfolio at December 31, 2000, were as follows:

Forward Foreign Currency Contracts to Buy:

                                                                                                  Net Unrealized
                                                                  Value at          In Exchange   Appreciation/
                        Settlement Date                     December 31, 2000       for U.S.     $(Depreciation)
                        ---------------                     -----------------       --------     ---------------
1/2/2001                    36,520 Euro Dollar                      $34,292             33,796            $496
1/3/2001                    74,796 Euro Dollar                       70,237             70,218              19
1/10/2001                 13,885,331 Euro Dollar                 13,043,601         12,012,872       1,030,729
1/10/2001           1,274,263 British Pound Sterling              1,904,753          1,865,966          38,787
1/4/2001                   400,000 Japanese Yen                       3,504              3,483              21
1/10/2001                584,182,168 Japanese Yen                 5,123,434          5,256,877        (133,443)
1/10/2001                 4,970,200 Swedish Krona                   527,697            509,764          17,933
                          -----------------------                   -------            -------          ------

                                                                                                      $954,542

                                COVA SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

5. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED
Forward Foreign Currency Contracts to Sell:

                                                                                                  Net Unrealized
                                                                  Value at          In Exchange   Appreciation/
                        Settlement Date                     December 31, 2000       for U.S.     $(Depreciation)
                        ---------------                     -----------------       --------     ---------------

1/2/2001                  3,850 Australian Dollar                    $2,142              2,129            $(13)
1/3/2001                 125,396 Australian Dollar                   69,762             70,218             456
1/10/2001                650,000 Australian Dollar                  361,652            351,435         (10,217)
1/10/2001                  6,713,850 Swiss Franc                  4,149,105          3,877,884        (271,221)
1/10/2001                  6,883,850 Euro Dollar                  6,466,551          6,092,023        (374,528)
1/10/2001           1,270,200 British Pound Sterling              1,898,680          1,838,681         (59,999)
1/10/2001                819,108,393 Japanese Yen                 7,183,800          7,532,023         348,223
                         ------------------------                 ---------          ---------         -------

                                                                                                     $(367,299)

6. SECURITY LENDING

As of December 31, 2000, certain Portfolios had loaned securities which were collateralized by short term investments. The value of the securities on loan and the value of the related collateral were as follows:

Fund                               Value of Securities      Value of Collateral
                                   -------------------      -------------------

Small Cap Stock                          $11,075,826              $11,578,060
Quality Bond                              $3,968,786               $4,092,250
Select Equity                            $14,806,327              $15,301,240
Large Cap Stock                          $15,722,967              $16,169,768
International Equity                      $6,342,288               $6,699,303
Bond Debenture                            $9,023,314               $9,243,308
Mid-Cap Value                             $4,505,075               $4,600,200
Large Cap Research                        $3,583,961               $3,681,476
Developing Growth                         $3,848,922               $4,003,578
Lord Abbett Growth and Income            $69,685,139              $71,717,010

7. SUBSEQUENT EVENT (UNAUDITED)

At a Special Meeting of Shareholders held on January 26, 2001, the shareholders of the Trust approved the reorganization of the Funds pursuant to an Agreement and Plan of Reorganization between Met Investors Series Trust ("MIT") and Cova Series Trust dated as of December 8, 2000. MIT is an open-end management investment company registered under the 1940 Act. MIT was established under an Agreement and Declaration of Trust dated as of July 27, 2000.

The reorganization will be completed on February 12, 2001. Under the reorganization, all of the assets of the Funds of Cova Series Trust, with the exception of Large Cap Research Portfolio will be acquired by a corresponding series of MIT in exchange for shares of such new series and the assumption by the series of the identified liabilities of each Fund. In addition, the net assets of the Large Cap Research Portfolio will be acquired by the Lord Abbett Growth & Income Portfolio of MIT. The shareholders of each of the above Funds will receive Class A shares of each corresponding series having an aggregate net asset value equal to the aggregate net asset value of each Fund. The transaction will be structured to qualify as a tax-free reorganization under the Internal Revenue Code.

Met Investors Advisory Corp. will serve as the investment adviser to each of the series of MIT. The Advisory fees and voluntary expense limitations will change for certain of the Funds.

8. CHANGE OF INDEPENDENT AUDITORS (UNAUDITED)

On May 24, 2000, The Trust's Board of Trustees, upon the recommendation of its Audit Committee requested and subsequently accepted the resignation of KPMG LLP
(KPMG) as the Funds' independent auditors. KPMG's reports on the Funds' financial statements for the fiscal years ended December 31, 1996, December 31, 1997, December 31, 1998, and December 31, 1999 contained no adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the Trust's fiscal years ended December 31, 1996 December 31, 1997, December 31, 1998, and December 31, 1999: (i) there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved

                                COVA SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

8. CHANGE OF INDEPENDENT AUDITORS (UNAUDITED) - CONTINUED

to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years; and (ii) there were no reportable events of the kind described in Item 304 (a)(l)(v) of Regulated S-K under the Securities Exchange Act of 1934, as amended.

The Trust, by action of its Trustees, upon the recommendation of its Audit Committee of the Board, has engaged Deloitte & Touche LLP ("D&T") as the independent auditors to audit the Funds' financial statements for the fiscal year ended December 31, 2000. During the Funds' fiscal years ended December 31, 1996, December 31, 1997, December 31, 1998, and December 31, 1999, neither the Trust nor anyone on its behalf has consulted D&T on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Trust's financial statements or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(l)(iv) of Item 304 of Regulation S-K) of reportable events (as described in paragraph (a)(l)(v) of said Item 304).

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Cova Series Trust:

We have audited the accompanying statements of assets and liabilities of Small Cap Stock Portfolio, Quality Bond Portfolio, Select Equity Portfolio, Large Cap Stock Portfolio, International Equity Portfolio, Bond Debenture Portfolio, Mid-Cap Value Portfolio, Large Cap Research Portfolio, Developing Growth Portfolio, Lord Abbett Growth & Income Portfolio, Balanced Portfolio, Equity Income Portfolio, Growth & Income Equity Portfolio, portfolios of Cova Series Trust (the Trust) including the portfolio of investments, as of December 31, 2000, and the related statements of operations, of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements of the Trust for the year ended December 31, 1999 and the financial highlights for each of the years or periods in the four year period then ended were audited by other auditors whose report, dated February 4, 2000, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trust as of December 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 2, 2001

                                COVA SERIES TRUST

                                  ANNUAL REPORT
                                DECEMBER 31, 2000

                                COVA SERIES TRUST
                      SUPPLEMENTAL INFORMATION (UNAUDITED)
                                DECEMBER 31, 2000

PROXY VOTING RESULTS

A special meeting of the Funds' shareholders was held on January 6, 2000, as adjourned from December 23, 1999. The results of votes taken among shareholders on proposals before them are reported below.

         Proposal 1: To approve a New Investment Advisory Agreement between Cova Investment Advisory Corporation and Cova Series Trust, such New Investment Advisory Agreement to contain the same terms and conditions as the current Investment Advisory Agreement except for the dates of execution, effectiveness and termination.

NAME OF PORTFOLIO                                       FOR                      AGAINST                        ABSTAIN

J.P. Morgan:
Quality Bond                                          8,691,406.774                79,946.014                 198,606.356
Small Cap Stock                                       6,077,177.487                37,360.639                 211,859.963
Large Cap Stock                                      12,184,212.280                75,152.574                 306,007.895
Select Equity                                        14,886,139.727                84,172.180                 409,902.260
International Equity                                  8,166,318.635                49,903.063                 236,732.570
Lord Abbett & Co.:
Bond Debenture                                       13,122,272.625                86,410.035                 420,341.120
Mid-Cap Value                                         2,462,281.489                 9,053.062                  73,431.172
Large Cap Research                                    2,200,043.069                     0.000                  64,962.829
Developing Growth                                     2,032,302.306                17,915.644                  72,575.772
Lord Abbett Growth and Income                        35,394,437.195               248,869.019               1,178,927.909
Mississippi Valley Advisors:
Balanced                                                622,428.276                18,133.335                  23,004.638
Equity Income                                           458,726.574                 2,578.520                  11,462.263
Growth & Income Equity                                1,034,850.037                     0.000                  28,214.795
Riggs Bank:
Riggs Stock*                                             11,942.215                     0.000                       0.000
Riggs U.S. Government Securities*                        21,483.451                     0.000                       0.000

* Portfolio ceased operations on June 29, 2000

         Proposal 2: To approve a New Sub-Advisory Agreement among Cova Investment Advisory Corporation, Cova Series Trust and J.P. Morgan Investment Management Inc., such New Sub-Advisory Agreement to contain the same terms and conditions as the current Sub-Advisory Agreement except for the dates of execution, effectiveness and termination.

NAME OF PORTFOLIO                  FOR               AGAINST          ABSTAIN

J.P. Morgan:
Quality Bond                     8,694,267.577       80,941.416     194,750.151
Small Cap Stock                  6,077,447.504       52,260.865     196,689.720
Large Cap Stock                 12,232,013.184       72,413.984     260,945.581
Select Equity                   14,896,949.669       92,745.539     390,518.959
International Equity             8,143,073.567       63,584.094     246,296.607

         Proposal 3: To approve a New Sub-Advisory Agreement among Cova Investment Advisory Corporation, Cova Series Trust and Lord, Abbett & Co., such New Sub-Advisory Agreement to contain the same terms and conditions as the current Sub-Advisory Agreement except for the dates of execution, effectiveness and termination.

NAME OF PORTFOLIO                  FOR                AGAINST          ABSTAIN

Lord, Abbett:
Bond Debenture                  13,164,795.350       91,879.238      372,349.192
Mid-Cap Value                    2,469,786.540        4,786.053       70,193.130
Large Cap Research               2,197,789.176            0.000       67,216.722
Developing Growth                2,044,088.035       14,413.495       64,242.193
Lord Abbett Growth and Income   35,428,800.441      269,039.875    1,124,393.807

         Proposal 4: To approve a New Sub-Advisory Agreement among Cova Investment Advisory Corporation, Cova Series Trust and Mississippi Valley Advisors Inc., such New Sub-Advisory Agreement to contain the same terms and conditions as the current Sub-Advisory Agreement except for the dates of execution, effectiveness and termination.

NAME OF PORTFOLIO                     FOR           AGAINST         ABSTAIN

Mississippi Valley Advisors:
Balanced                           621,704.426     18,133.335   23,728.489
Equity Income                      458,726.574          0.000   14,040.783
Growth & Income Equity           1,029,055.878          0.000   34,008.954

         Proposal 5: To approve a New Sub-Advisory Agreement among Cova Investment Advisory Corporation, Cova Series Trust and Riggs Bank N.A., such New Sub-Advisory Agreement to contain the same terms and conditions as the current Sub-Advisory Agreement except for the dates of execution, effectiveness and termination.

NAME OF PORTFOLIO                           FOR        AGAINST         ABSTAIN

Riggs Bank:
Riggs Stock*                             11,942.215     0.000            0.000
Riggs U.S. Government Securities*        21,483.451

* Portfolio ceased operations on June 29, 2000.

                                  MET INVESTORS
                                  SERIES TRUST

                      J.P. Morgan Small Cap Stock Portfolio

                       J.P. Morgan Quality Bond Portfolio

                       J.P. Morgan Select Equity Portfolio

                      J.P. Morgan Enhanced Index Portfolio

                   J.P. Morgan International Equity Portfolio

                      Lord Abbett Bond Debenture Portfolio

                       Lord Abbett Mid-Cap Value Portfolio

                     Lord Abbett Developing Growth Portfolio

                   Lord Abbett Growth Opportunities Portfolio

                      Lord Abbett Growth & Income Portfolio

                           Firstar Balanced Portfolio

                         Firstar Equity Income Portfolio

                    Firstar Growth & Income Equity Portfolio

                        Janus Aggressive Growth Portfolio

                          MFS Mid Cap Growth Portfolio

                      MFS Research International Portfolio

                   Oppenheimer Capital Appreciation Portfolio

                          PIMCO Money Market Portfolio

                          PIMCO Total Return Portfolio

                           PIMCO Innovation Portfolio

                          Met/Putnam Research Portfolio

                               SEMI-ANNUAL REPORT

                                  JUNE 30, 2001

August 1, 2001

Letter from the President

First half 2001 - Volatility and Uncertainty In the first half of 2001 the financial markets continued to exhibit the weakness and volatility that characterized much of the year 2000. Despite the Fed's aggressive easing of interest rates in January and continued easing of monetary policy through the first two quarters, the equity markets continued to fall. The tech sector was hurt the most as exhibited by the 12.5% drop in the Nasdaq Composite for the first half of 2001. Corporations, whether large or small, "old" economy or "new", felt their earnings come under pressure as capital spending weakened and inventories ballooned. Investors remained cautious, focusing on companies with solid fundamentals.

As long-term investors, you should not feel anxious about short-term market fluctuations. MetLife Investors Group, Inc. and your financial advisor can provide you with the tools to help plan a well-diversified investment strategy.

As you may know, the Met Investors Series Trust was established in February 2001. We welcome all investors, particularly those from the former Cova Series Trust and Security First Trust, many of whom have already reaped the benefits of reduced portfolio expenses. As we progress through 2001 and beyond, Met Investors Series Trust will continue to identify opportunities to gain operating efficiencies and provide competitive investment products.

We look forward to a long-term relationship helping you satisfy all your investment needs.

Sincerely,

/s/ Elizabeth M. Forget

Elizabeth M. Forget
President
Met Investors Series Trust

J.P. Morgan Small Cap Stock Portfolio          For the six months ended 06/30/01
Managed by J.P. Morgan Investment Management

Letter to Policyholders

Market Analysis

The J.P. Morgan Small Cap Stock Portfolio returned -1.33% (net of fees) for the six months ended June 30, 2001. The Russell 2000 Index/1/ returned 6.94% during this time period.

Small cap stocks put in a solid second quarter and the broad small cap market, as measured by the Russell 2000 Index, finished 6.94% for the six month period ending June 30, 2001.

Though high profile earnings disappointments and economic uncertainty continued to take their toll during the second quarter, optimism over Fed easing and strength from the consumer sector helped to buoy stocks in the market's most beaten down sectors. For the first time in five quarters, growth outperformed value, however small value names still lead the charge by a significant margin for the year to date period.

Portfolio Analysis

Stock selection in software, pharmaceutical and consumer cyclical names were particularly strong during the second quarter. In addition, pharmaceutical names rallied jumping 43.6% in the benchmark. Despite strong postings in the benchmark, portfolio holdings in the consumer goods and semiconductor sectors detracted from performance due to weak security selection.

The impact of a weak first quarter certainly reverberates through our year to date performance. On a year to date basis, the portfolio is still down slightly (1.33%) versus a Russell 2000 return of 6.94%. A look at the June attribution reveals that despite the positive impact of recent performance (April--June), security selection on a year to date basis remains particularly weak in technology and services. Sectors with the best absolute returns for the six month period ending June 30, 2001 were Retail, 43.38%, Finance, 24.19%, and Consumer Cyclical, 17.08%. Conversely, Portfolio sectors with the worst absolute returns were: Services, -27.46%, Semiconductors, -26.07% and Hardware, -19%.

Market Outlook

Though volatility is likely to remain a factor while the outlook for capital spending remains weak, we believe that small caps are well positioned for a recovery.

Heightened exposure to technology, the Internet, and companies with negative earnings, as a result of this year's Russell rebalancing, may increase the volatility of the small cap universe and the Russell benchmarks.

Marian U. Pardo
Portfolio Manager
J.P. Morgan Investment Management Inc.

                                                          Average Annual Return/2/
Inception 5/1/96                                     (for the period ended 6/30/01)
                                                     ------------------------------

                                               1 Year    3 Year      5 Year    Since inception
                                               ------    ------      ------    ---------------
J.P. Morgan Small
Cap Stock Portfolio-- Class A                 (12.43)%     4.85%       9.69%          9.31%
                           Class B               --         --          --           19.29%
                           -------               --         --          --           ------

Russell 2000 Index/1/                           0.58%      5.29%       9.62%          9.21%
                                                -----      -----       -----          -----

Top 10 Portfolio Holdings by Market Value As of 06/30/01


% of portfolio
Heller Financial, Inc.                                                  1.4
                                                                        ---

Charles River Laboratories Intl., Inc.                                  1.3
                                                                        ---

Skywest, Inc.                                                           1.1
                                                                        ---

Cousins Properties, Inc. (REIT)                                         1.1
                                                                        ---

Spinnaker Exploration Co.                                               1.1
                                                                        ---

Anchor Gaming                                                           1.0
                                                                        ---

McDermott International, Inc.                                           1.0
                                                                        ---

Cleco Corp.                                                             1.0
                                                                        ---

Williams-Sonoma, Inc.                                                   1.0
                                                                        ---

Universal Forest Products, Inc.                                         1.0
                                                                        ---

Top 10 Portfolio Sectors (% of portfolio market value) As of 06/30/01

                                     [GRAPH]

                          Industrial Cyclical                   16.3%
                          Consumer Cyclical                     13.7%
                          Finance                               11.2%
                          Health Services & Systems              7.5%
                          Pharmaceuticals                        6.7%
                          REIT's                                 5.7%
                          Software & Services                    5.7%
                          Services                               4.5%
                          Retail                                 4.3%
                          Other                                 24.4%


/1/The Russell 2000 Index is an unmanaged index consisting of the stocks of 2000 U.S. based companies. The Index does not include fees or expenses and is not available for direct investment.


/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

J.P. Morgan Quality Bond Portfolio             For the six months ended 06/30/01
Managed by J.P. Morgan Investment Management

Letter to Policyholders

Market Analysis

The J.P. Morgan Quality Bond Portfolio provided a total return of 3.37% (net of fees) for the first half of Year 2001. The Salomon Brothers Broad Investment Grade Bond Index/1/ returned 3.61% for the same time period.

During the first half of year 2001, the fixed income markets were buffeted by the easing in monetary policy by the Fed, more aggressive than expected tax cuts, and the retrenchment of the once red hot capital spending boom. Economic growth remained under severe pressure, with the industrial sector in general and the technology sector in particular feeling the brunt of the impact. With corporate profits under stress, being squeezed by rising labor and energy costs and the capital servicing requirements of higher debt burdens, capital spending growth fell sharply into negative territory. The effects of labor shedding clearly emerged during the second quarter.

In spite of the bleak news on the business front, the consumer sector remained relatively firm. The continued easing moves by the Fed and the prospect of $60 billion in reduced taxes in coming months seem to have had a favorable effect on consumer psychology. Consumer confidence measures even showed an upturn at the end of June, notwithstanding the prospect of further weakening in the employment picture.

In this environment the yield curve steepened significantly, with short rates declining to reflect the 275 basis points of Fed ease during the period and longer rates increasing to reflect recovering economic prospects and reduced government surplus. Three-month U.S. Treasury bills ended the first half of the year yielding 3.64%, down 226 basis points and thirty-year bond yields were up 35 basis points, ending at 5.69%.

The corporate sector outperformed during the period, even in the face of a record-breaking new issue calendar. Investment grade telecom showed the best sub-sector returns. Although residential mortgages underperformed during the first quarter, the sector showed modest outperformance relative to comparable duration Treasuries as expectations of supply declined in concert with the tapering off of the refinancing wave. Asset-backed securities, commercial mortgage securities and mortgage private placements were roughly unchanged in yield spread, generating moderate positive returns over Treasuries from their yield advantage.

Strategy Review

We entered the year with a long duration position, expecting interest rates to drift lower as the economic slowdown broadened. With tax cuts, Fed ease and a resilient consumer sector, the downside risks for the economy moderated during the second quarter. By the end of June, we began scaling back to a neutral duration position in the U.S. market.

After being underweight in the corporate sector for almost all last year, in December it became clear that corporates had declined to the point of offering strong relative value and that the Fed was about to embark on a process of multi-step easing of monetary policy. These are the conditions that typically point to strong future outperformance. We began to add to our corporate holdings in December, continued through the first quarter and had moved to an overweight position by quarter-end.

During the second quarter of year 2001, we maintained a significant overweight in the corporate sector, favoring the more liquid auto, finance, and telecom names. Given the strong outperformance of the sector, toward the end of the quarter we took profits in some of our positions, moving to a less aggressive overweight. We remained overweight in commercial mortgage-backed securities, asset-backed, and private placement mortgages, given their strong relative value and yield advantage. Our offsetting underweights were in U.S. Treasuries and Agencies. We moved to a roughly neutral position in residential mortgages.

Outlook

With the impact of the inventory adjustment fading, most of the capital spending retrenchment behind us, an accommodative Fed, and tax cuts in consumers' pockets, the most likely path for the economy is for recovery as we move through the second half of year 2001. In this environment, event risk for corporate and emerging economy credits will decline and we expect credit spreads will likely continue to compress, though not likely at the same pace as earlier in the year. As markets begin to anticipate a "renormalization" of Fed policy, interest rates will drift higher and the yield curve will tend to flatten. In portfolios we will remain overweight in the credit sectors and will look for opportunities to move tactically to a short duration posture.

Jay A. Gladieux
James J. Dougherty
Portfolio Managers
J.P. Morgan Investment Management Inc.

                                                       Average Annual Return/2/
Inception 5/1/96                                    (for the period ended 6/30/01)
                                                    ------------------------------

                                               1 Year    3 Year      5 Year     Since inception
                                               ------    ------      ------     ---------------
J.P. Morgan Quality
Bond Portfolio-- Class A                       11.12%     5.67%       7.00%        6.96%
                     Class B                     --        --          --          0.41%
                     -------                     --        --          --          -----

Salomon Brothers BIG Index/1/                  11.26%     6.24%       7.48%        7.49%
                                               ------     -----       -----        -----

J.P. Morgan Quality Bond Portfolio             For the six months ended 06/30/01
Managed by J.P. Morgan Investment Management

Letter to Policyholders (continued)

Top 10 Portfolio Holdings by Market Value As of 06/30/01


% of portfolio
First USA Credit Card Master Trust                                         3.3
                                                                           ---

FHLMC (6.50%, 5/01/31)                                                     3.2
                                                                           ---

Merrill Lynch Mortgage Investors, Inc.                                     2.6
                                                                           ---

French Treasury Note (Global)                                              2.6
                                                                           ---

Credit Suisse First Boston Mortgage Securities Corp.                       2.6
                                                                           ---

Bundesobligation (Global)                                                  2.6
                                                                           ---

Nationslink Funding Corp.                                                  2.2
                                                                           ---

U.S. Treasury Note (5.00%, 2/15/11)                                        2.1
                                                                           ---

Associates Automobile Receivables Trust                                    2.1
                                                                           ---

AmeriCredit Auto Receivable Trust 1999-B A4                                2.1
                                                                           ---

Portfolio Composition (% of portfolio market value) As of 06/30/01

                                     [GRAPH]

                        Corporates                                 22.1%
                        Asset Backed Securities                    16.6%
                        Mortgages - Non call                       12.9%
                        Treasury                                   10.0%
                        International                               5.4%
                        Agency                                      3.5%
                        High Yield                                  1.9%
                        Emerging Markets Debt                       0.6%
                        Mortgages - Prepay Sensitive               27.0%


/1/The Salomon Brothers Broad Investment Grade Bond Index (BIG) is a market-capitalized weighted index that includes fixed-rate Treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The Index is not available for direct investment and does not reflect any expenses.


/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

J.P. Morgan Select Equity Portfolio            For the six months ended 06/30/01
Managed by J.P. Morgan Investment Management

Letter to Policyholders

Performance Overview

The J.P. Morgan Select Equity Portfolio returned -1.88% for the six months ended June 30, 2001 while the S&P 500 Index/1/ returned -6.70% for the same period. Our investment approach, which selects stocks which are the most undervalued relative to their longer term earnings and cash flow prospects, proved effective in a market that was increasingly driven by fundamentals.

Market Analysis

The equity markets continued their downward trend in the first six months of the year with many of the same themes experienced in late 2000. The S&P 500 lost 6.7%, while the technology heavy NASDAQ/2/ composite lost 12.4%. These numbers hid the fact that more dramatic first quarter losses (S&P 500 -11.9%, NASDAQ - 25.4%) were partially recaptured in the second quarter (S&P 500 5.9%, NASDAQ 17.5%). Value stocks outperformed growth stocks by over 10%, and small stocks outperformed large stocks by a similar margin.

Corporate profits posed the greatest concern to investors with a rash of earnings disappointments and downward pre-announcements. Company management cut capital spending and laid off workers in an attempt to boost profits. The network technology sector, containing stocks such as Corning, JDS Uniphase, Nortel Networks, and Lucent Technologies, continued its slide, losing over 50% of its value. On a positive note, the services sector (media and entertainment) was a standout performer returning over 20%, led by its largest company, AOL Time Warner, and radio station operator Clear Channel Communications.

In response to a weak economy, the Federal Reserve has lowered rates six times in as many months, reducing fed funds by 275 basis points. Both the Fed and the markets remain watchful of any erosion in consumer confidence or spending that could lead the market further downward, and Federal Reserve Chairman Greenspan has indicated his willingness to lower rates again if necessary. If we look to the equity markets as an indicator of things to come in the overall economy then the positive second quarter signals a turn might be around the corner, though visibility is still quite poor.

Performance Analysis

Within the portfolio, stock selection in the services sectors was particularly beneficial. AOL Time Warner was a notable contributor to the portfolio as the stock ran up approximately 50% in early January on the news that the FCC had approved the merger between the titans. Philip Morris (+18%) also performed well as investors flocked to the safe haven's consistent earnings and high yield amid market uncertainty and also responded positively to continued favorable court rulings. On the other hand, stock picks in Telecommunications performed poorly. Level 3 Communications was the worst performer in the portfolio, losing 83% of its value as the company's projected breakeven, on a cash basis, was moved back from 2003 to 2004 and poor earnings visibility continued. On a more positive note, Level 3 secured $60 million in new broadband contracts in the second quarter and continues to cut expenses via workforce layoffs.

Outlook

We remain confident in our investment process and the risk return profile of the portfolio. While the outlook for company earnings is still murky, and calling a market bottom is far from an exact science, there is reason to be optimistic. Much of the poor earnings story is already reflected in lower stock prices. The Fed has re-affirmed its commitment to economic growth. It would be unlikely that we would move into a recession unless consumers stop spending. This leads us to a neutral to optimistic view on equity markets but with continued volatility. The market's return to a focus on company valuation bodes well for the portfolio's investment approach with its goal of outperforming the S&P 500 in all market environments.

Thomas M. Luddy
James Russo
Portfolio Managers
J.P. Morgan Investment Management Inc.

                                                         Average Annual Return/3/
Inception 5/1/96                                     (for the period ended 6/30/01)
                                                     ------------------------------

                                               1 Year    3 Year      5 Year    Since inception
                                               ------    ------      ------    ---------------
J.P. Morgan
Select Equity Portfolio--Class A               (7.05)%    3.04%      12.38%       11.64%
                               Class B           --        --          --         11.47%
                               -------           --        --          --         ------

S&P 500 Index/1/                              (14.83)%    3.89%      14.48%       14.62%
                                              --------    -----      ------       ------

Top 10 Portfolio Holdings by Market Value As of 06/30/01


% of portfolio
General Electric Co.                                                  4.2
                                                                      ---

Tyco International, Ltd.                                              3.7
                                                                      ---

Citigroup, Inc.                                                       3.5
                                                                      ---

Exxon Mobil Corp.                                                     3.1
                                                                      ---

Microsoft Corp.                                                       3.0
                                                                      ---

AOL Time Warner, Inc.                                                 2.5
                                                                      ---

Philip Morris Co., Inc.                                               2.5
                                                                      ---

Chevron Corp.                                                         2.4
                                                                      ---

Pfizer, Inc.                                                          1.9
                                                                      ---

American International Group, Inc.                                    1.9
                                                                      ---

J.P. Morgan Select Equity Portfolio            For the six months ended 06/30/01
Managed by J.P. Morgan Investment Management

Letter to Policyholders (continued)

Top 10 Portfolio Sectors (% of portfolio market value) As of 06/30/01

                                     [GRAPH]

                             Industrial Cyclicals              11.7%
                             Pharmaceuticals                   10.7%
                             Energy                             8.5%
                             Telecommunications                 6.8%
                             Capital Markets                    6.7%
                             Finance                            6.2%
                             Consumer Staples                   6.1%
                             Services                           6.1%
                             Sortware & Services                6.1%
                             Other                             31.1%


/1/The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.


/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ.


/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

J.P. Morgan Enhanced Index Portfolio           For the six months ended 06/30/01
Managed by J.P. Morgan Investment Management

Letter to Policyholders

Market Analysis

The J.P. Morgan Enhanced Index Portfolio returned -5.16% (net of fees) for the six months ended June 30, 2001. The S&P 500 Index/1/ returned -6.70% during this time period.

The equity markets continued their downward trend in the first six months of the year with many of the same themes experienced in late 2000. The S&P 500 lost 6.7%, while the technology heavy NASDAQ Composite Index/2/ lost 12.4%. These numbers hide the fact that more dramatic first quarter losses (S&P 500 -11.9%, NASDAQ -25.4%) were partially recaptured in the second quarter (S&P 500 5.9%, NASDAQ 17.5%). Value stocks outperformed growth stocks by over 10%, and small stocks outperformed large stocks by a similar margin.

The eternally optimistic US consumer continues to spend and build homes in the face of corporate layoffs. In response to a weak economy, the Fed has lowered rates six times in as many months, reducing fed funds by 275 basis points. Both the Fed and the markets remain watchful of any erosion in consumer confidence or spending that could lead the market further downward, and Greenspan has indicated his willingness to lower rates again if necessary. If we look to the equity markets as an indicator of things to come in the overall economy then an upbeat second quarter signals a turn might be around the corner, though visibility is still quite poor.

Corporate profits posed the greatest concern to investors with a rash of earnings disappointments and downward pre-announcements. Company management cut capital spending and laid off workers in an attempt to boost profits. The network technology sector, containing stocks such as Corning, JDS Uniphase, Nortel Networks, and Lucent Technologies, continued its slide, losing over 50% of its value. On a positive note, the services sector (media and entertainment) was a standout performer returning over 20%, led by its largest company, AOL Time Warner, and radio station operator Clear Channel Communications.

Performance Analysis

While the equity markets were challenging in the first six months of 2001, the J.P. Morgan Enhanced Index Portfolio outperformed the S&P 500. The portfolio's emphasis on stock selection paid off with positive contributions to performance in 13 of 18 sectors. Stock selection among energy, capital markets, and consumer cyclical companies was particularly beneficial. Philip Morris (+17.9%), the largest overweight position in the portfolio, was the greatest contributor in the first six months, driven by diminished concerns over litigation and the IPO of its Kraft Foods division. This follows an equally impressive 2000 for the tobacco company. The decision to underweight holdings in Enron (-40.7%), and chipmaker Applied Micro Circuits (-77.1%) was a strong contributor to performance. However, an underweight position in Microsoft (+68.3%) contributed to underperformance in the computer software sector, as the market rewarded more well established rather than cutting-edge technology companies.

Outlook

We remain confident in our investment process and the risk return profile of the portfolio. While the outlook for company earnings is still murky, and calling a market bottom is far from an exact science, there is reason to be optimistic. Much of the poor earnings story is already reflected in lower stock prices. The Fed has re-affirmed its commitment to economic growth. It would be unlikely that we would move into a recession unless consumers stop spending. This leads us to a neutral to optimistic view on equity markets but with continued volatility. The market's return to a focus on company valuation bodes well for the portfolio's investment approach with its goal of outperforming the S&P 500 in all market environments.

Nanette Buziak
Timothy Devlin
Joseph Gill
Portfolio Managers
J.P. Morgan Investment Management Inc.

                                                          Average Annual Return/3/
Inception 5/1/96                                      (for the period ended 6/30/01)
                                                      ------------------------------

                                               1 Year    3 Year      5 Year    Since inception
                                               ------    ------      ------    ---------------
J.P. Morgan
Enhanced Index
Portfolio-- Class A                         (14.27)%    3.03%        14.20%         14.23%
               Class B                          --        --           --            8.50%
               -------                          --        --           --            -----

S&P 500 Index/1/                            (14.83)%    3.89%        14.48%         14.62%
                                            --------    -----        ------         ------

J.P. Morgan Enhanced Index Portfolio           For the six months ended 06/30/01
Managed by J.P. Morgan Investment Management

Letter to Policyholders (continued)

Top 10 Portfolio Holdings by Market Value As of 06/30/01


% of portfolio
General Electric Co.                                               4.6
                                                                   ---

Microsoft Corp.                                                    3.5
                                                                   ---

Citigroup, Inc.                                                    3.5
                                                                   ---

Exxon Mobil Corp.                                                  3.1
                                                                   ---

Pfizer, Inc.                                                       2.6
                                                                   ---

AOL Time Warner, Inc.                                              2.4
                                                                   ---

Philip Morris Co., Inc.                                            2.1
                                                                   ---

International Business Machines Corp.                              2.0
                                                                   ---

Intel Corp.                                                        1.9
                                                                   ---

Wal-Mart Stores, Inc.                                              1.7
                                                                   ---

Top 10 Portfolio Sectors (% of portfolio market value) As of 06/30/01

                                     [GRAPH]

                           Pharmaceuticals                     10.3%
                           Industrial Cyclicals                 9.4%
                           Energy                               7.6%
                           Capital Markets                      7.2%
                           Finance                              6.8%
                           Consumer Staples                     6.5%
                           Software & Services                  6.3%
                           Retail                               6.2%
                           Telecommunications                   5.5%
                           Other                               34.2%


/1/The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.


/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ.


/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

J.P. Morgan International Equity Portfolio     For the six months ended 06/30/01
Managed by J.P. Morgan Investment Management

Letter to Policyholders

Market Overview

The J.P. Morgan International Equity Portfolio returned -15.01% (net of fees) for the six months ended June 30, 2001. The MSCI EAFE Index/1/ returned -14.75% during this time period.

The first half of the year was dominated by evidence suggesting that markets were in the clutches of a global slowdown. In the early part of the period, the force of this slowdown was seen mainly in the US economy, with investors growing more concerned about a possible recession. However, by the end of the half the slowing pace of growth had spread to all corners of the globe, including Europe and Japan.

All major Central Banks responded to the slowdown by cutting interest rates, albeit some with more vigor. While the US Federal Reserve Bank has cut interest rates by a cumulative total of 275 basis points since January, the European Central Bank (ECB) cut rates by only 25 basis points during this time. The ECB has been less inclined to take an easing bias primarily because both the money supply growth rate and inflation rate in the region remain above target numbers. Elsewhere, the Bank of Japan moved to a zero-interest rate policy near the beginning of the year and remains on hold.

Against this backdrop, equity markets continued to see much volatility in the first 6 months of the year. During the period, all major markets lost value in local and US dollar terms, with the exception of Japan, which was flat in local currency terms but fell into negative territory based on the strength of the US dollar. In Japan, the revelation that the economy had contracted in the first quarter was counter balanced by the surprise April election of Junichiro Koizumi, a known reformer, as Prime Minister. On a relative basis, the Pacific Rim, including Japan remained the best performing market.

Europe was the biggest laggard over the period. The degree to which European economic growth slowed toward the end of the half surprised market participants, and coupled with a Euro falling against all major currencies, equities were led lower. The impact of dwindling economic growth was evident in a number of profit warnings from several leading European companies in sectors as diverse as Telecom and Chemicals.

On a sector basis, the TMT (Technology, Media, & Telecom) sectors performed poorly amidst downgrades to corporate profit forecasts and continued signs of weakness, as evidenced by the tightening of capital expenditure budgets in key industries. Financials also had a difficult time during the period, particularly in Japan where banks continued to be saturated with bad debt problems. On the other hand, Autos did well over the first half of the year as consumers took advantage of lower financing costs and dealer discounts.

Portfolio Performance

During the six month period, the portfolio slightly underperformed the benchmark. Towards the end of this period, we transitioned the portfolio to a process based on bottom up stock selection by sector as a reflection of the strategy's enhancements. This transition was completed and moving forward, the portfolio will fully reflect the enhanced strategy. We remain broadly sector neutral and diversified across regions.

Stock selections within the Basic Industry and Consumer Non Durable sectors were positive contributors to performance during the first half of the year, as were selections in the Banking sector. Japanese building manufacturer, Tostem, added value as the stock gained roughly 45% during the period. In addition, the second quarter saw Tostem announce its plans for a merger with local tile manufacturer, INAX, and the market reacted favorably. An overweight in Commonwealth Bank of Australia, which returned almost 14% in local terms, also proved beneficial. The stock rallied on continuing good news regarding loan growth and cost synergies from its acquisition of Colonial. Other selections where we added value for the period were found in the Capital Goods and Oil sectors.

Stock selections in Technology and Telecoms detracted somewhat from performance. Our position in Dutch carrier, KPN, hurt performance as the stock fell over 40% primarily due to market concerns of a large rights issue to relieve its debt burden. The Telecoms sector was the largest market detractor during the period, and we continue to believe that KPN is the best positioned to outperform on a sector recovery.

Outlook and Strategy

We find more opportunities in the UK than in Continental Europe. Unless the European Central Bank accelerates interest rate cuts, there is little indication that European equities will outperform in the short term given the current lackluster economic picture. The weakness pervasive throughout the second quarter is likely to be reflected in the first half results that will be reported over the next two months. On the other hand, a potential rally in cyclicals is possible on the back of a US recovery. The UK picture is more encouraging. The MPC has acted pre-emptively to cut interest rates, corporate earnings downgrades are on the decline, consumer confidence is more robust, and the market is generally more defensive than Continental Europe. However, while recent rate cuts are essentially supportive of the UK market, dependence on exports and continuing weakness in the manufacturing sector could make the outlook for corporate earnings somewhat uncertain.

The outlook for Japan will depend a great deal on political developments and Prime Minister Koizumi's ability to generate reform and implement truly meaningful restructuring policies. That said, we are selectively finding value in individual names in the region.

Nigel F. Emmett
Paul Quinsee
Portfolio Managers
J.P. Morgan Investment Management Inc.

                                                       Average Annual Return/2/
Inception 5/1/96                                    (for the period ended 6/30/01)
                                                    ------------------------------

                                               1 Year    3 Year      5 Year    Since inception
                                               ------    ------      ------    ---------------
J.P. Morgan
International Equity
Portfolio-- Class A                            (26.24)% (3.32)%       3.22%          3.45%
               Class B                           --        --         --           (0.12)%
               -------                           --        --         --           -------

MSCI EAFE Index/1/                             (23.84)% (1.34)%       2.83%          2.54%
                                               ----------------       -----          -----

J.P. Morgan International Equity Portfolio     For the six months ended 06/30/01
Managed by J.P. Morgan Investment Management

Letter to Policyholders (continued)

Top 10 Portfolio Holdings by Market Value As of 06/30/01


% of portfolio
Vodafone Group Plc                                              3.5
                                                                ---

GlaxoSmithKline Plc                                             3.0
                                                                ---

Total Fina                                                      2.9
                                                                ---

UBS AG                                                          2.2
                                                                ---

Barclays Bank Plc                                               2.0
                                                                ---

Nestle S.A.                                                     1.8
                                                                ---

BP Amoco Plc                                                    1.8
                                                                ---

Banco Bilbao Vizcaya S.A.                                       1.7
                                                                ---

Societe Generale                                                1.7
                                                                ---

BNP Paribas                                                     1.7
                                                                ---

Country Allocation (% of portfolio market value) As of 06/30/01

                                     [GRAPH]

                               Japan                       21.2%
                               France                      16.1%
                               Other                        8.3%
                               Switzerland                  6.7%
                               Netherlands                  6.0%
                               Germany                      5.3%
                               Australia                    4.8%
                               Spain                        3.7%
                               Italy                        3.4%
                               United Kingdom              24.6%


/1/The Morgan Stanley Capital International Europe, Australia and Far East Index is an unmanaged index and is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. The Index does not include fees or expenses and is not available for direct investment.


/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

Lord Abbett Bond Debenture Portfolio           For the six months ended 06/30/01
Managed by Lord, Abbett & Co.

Letter to Policyholders

Portfolio Commentary/1/

First Quarter 2001 Portfolio Review

The portfolio performed well for the quarter and provided competitive returns versus bond market benchmarks. This favorable performance reflected the overall rally in the high-yield bond market this quarter, which responded well to the Fed's lowering of interest rates. Specifically, the portfolio's emphasis on rigorous, bottom-up research and careful security selection boded well for performance, assisting us in weeding out riskier credits. In addition, our security selection of bonds issued by firms in the telecommunications sector also added to performance. Because we structured our telecom holdings more defensively-buying bonds only issued by firms with a solid, leadership position in their respective markets-we were able to capture value in this sector while adding favorable yield to the portfolio. This reflected our overall predisposition toward less volatile, higher cash flow businesses in general. On the negative side, our exposure to convertible bonds-bonds that are convertible to shares of common stock at a specified price-detracted from performance somewhat, as performance for this asset class was suppressed due to the earnings difficulties that came to light for many companies in the first quarter. Because convertibles are "linked" to their underlying equities, volatility in the stock market typically spills over to the convertible bond market at large. Overall, we maintained the portfolio's allocation mix, with an emphasis on select high-yield bonds of companies with sound fundamentals and relatively healthy balance sheets.

Second Quarter 2001 Portfolio Review

The portfolio posted slightly negative performance for the quarter, in line with most versus bond market benchmarks. In general, our high-yield bonds issued by mid-cap companies enjoyed solid price appreciation during the quarter and therefore, significantly contributed to the Fund's outperformance versus its peers. The bonds of many of these mid-capitalization companies, which had sound fundamentals, were undervalued and responded well to favorable macro environment.

On the negative side, some of the portfolio's high-yield bonds issued by companies in the telecommunications sector performed poorly. This sector overall suffered from continued price competition and oversaturation of the market. On a positive note, our underweighting in these bonds helped performance, but the few that we did own proved to have a negative impact on our performance for the quarter. As a result, throughout the quarter, we shifted our focus within the telecom sector to wireless or cellular phone companies and away from fiber-optic firms, for example, a decision that also aided performance.

In our convertible bond holdings, we enjoyed significant price performance in several areas, a pleasant contrast to the overall convertible market, which was down roughly 2% year-to-date/2/. Many of our convertible bonds issued by firms in business services performed very well, and we sold many of these "winners," harvesting gains for the portfolio. Likewise, many of our convertible bonds of select healthcare, energy and pharmaceutical firms fared well. While we sold some of our healthcare and pharmaceutical holdings to add gains to the portfolio, we plan to hold onto those convertibles that we believe have not yet realized the gains we expect in the near term, particularly those issued by energy concerns. Finally, we maintained our heavy weighting in financial services, where we also expect to see improved performance over the next few months.

Outlook

Moving forward, we will maintain our steadfast focus on companies with solid fundamentals and strong revenue streams, avoiding the lower tier of the high-yield market. Particularly in areas such as business services, we will keep our eyes on firms with food economies of scale and expanding customer base. We will maintain our current exposure to energy, financial services, business services, select healthcare and select pharmaceutical companies, and will keep our exposure to the small-cap segment of the telecom sector extremely low. On a macro level, we believe yield spreads will continue to tighten over the next few months, as the Fed's easing bias continues, and as access to credit becomes easier for many firms and investor demand remains strong.

Christopher J. Towle
Portfolio Manager
Lord, Abbett & Co.

                                                             Average Annual Return/3/
Inception 5/1/96                                          (for the period ended 6/30/01)

                                               1 Year    3 Year      5 Year    Since inception
                                               ------    ------      ------    ---------------

Lord Abbett
Bond Debenture
Portfolio-- Class A                             1.58%     2.34%       7.69%          7.85%
               Class B                           --        --          --          (0.28)%
               -------                           --        --          --          -------

Lehman Brothers
Aggregate Bond Index/4/                        11.24%     6.25%       7.48%          7.46%
                                               ------     -----       -----          -----

Salomon Brothers Broad
Investment Grade Bond Index/5/                 11.24%     6.25%       7.48%          7.49%
                                               ------     -----       -----          -----

Credit Suisse First Boston
High Yield Index/6/                             0.88%   (0.13)%       4.85%          4.90%
                                                -----   -------       -----          -----

Merrill Lynch
All Convertible Index/2/                      (13.18)%    8.24%      11.32%         11.07%
                                              --------    -----      ------         ------

Lord Abbett Bond Debenture Portfolio           For the six months ended 06/30/01
Managed by Lord, Abbett & Co.

Letter to Policyholders (continued)

Top 10 Portfolio Holdings by Market Value As of 06/30/01


% of portfolio
GNMA Bond (8.0%, 5/15/30)                                             5.0
                                                                      ---

Iron Mountain, Inc.                                                   1.6
                                                                      ---

TeleCorp PCS, Inc.                                                    1.2
                                                                      ---

Swiss Life Financial Ltd. Convertible (U.S.$)                         1.1
                                                                      ---

Elan Finance Corp. Ltd. (Yankee)                                      1.1
                                                                      ---

Harrah's Operating Co., Inc.                                          1.1
                                                                      ---

Lamar Media Corp.                                                     1.0
                                                                      ---

JMH Finance Ltd. (144A)                                               1.0
                                                                      ---

Mohegan Tribal Gaming Authority                                       1.0
                                                                      ---

AES Corp.                                                             1.0
                                                                      ---

Portfolio Composition (% of portfolio market value) As of 06/30/01

                                     [GRAPH]

                      Corporates                                   70.0%
                      Convertables and Equity Related              21.0%
                      US Government & Agency                        7.0%
                      Cash                                          2.0%



/1/The portfolio is actively managed and therefore, allocations are subject to change.


/2/For the period 12/31/00 through 5/31/01, as measured by the Merrill Lynch Convertible Bond Special Quality Index TR, which returned -2.68% for the specified period. The Index is unmanaged and not available for direct investment.


/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.


/4/The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of the taxable bonds in the U.S. market, with maturities of at least one year.


/5/The Salmon Brothers Broad Investment-Grade Bond Index (BIG) is a market-capitalized weighted index that includes fixed-rate treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The Index does not reflect any expenses .


/6/The Credit Suisse First Boston High Yield Index is representative of lower rated debt, including straight-preferred stocks.

A NOTE ABOUT RISK: The Portfolio has the ability to invest up to 80% of total assets in debt securities, which may include high-yield debt securities. The risks of high-yield debt securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. In addition, the Portfolio may invest up to 10% of gross assets at market value in debt securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

Lord Abbett Mid-Cap Value Portfolio            For the six months ended 06/30/01
Managed by Lord, Abbett & Co.

Letter to Policyholders

Portfolio Commentary/1/
First Quarter 2001 Portfolio Review

Although the portfolio posted a slight loss for the quarter, we were able to shield the portfolio from the market fallout slightly better than the S&P MidCap 400 Barra Value Index/2/. Strength in the portfolio during the quarter was seen in many of our consumer-oriented stocks. These securities were sold heavily by investors in latter half of 2000, and offered an excellent opportunity for us to establish or increase positions. By and large, the retail sector provided good results during the quarter, generating some of the largest gains for the portfolio. Investors flirted heavily with retail names during the quarter, moving in during heavy downturns in the technology and biotech sectors.

Remarkable weakness was seen in some of the best performing sectors of last year. Specifically, healthcare and basic materials stock that performed exceptionally well in the last quarter of 2000 detracted from portfolio performance over the last three months. We believe the weakness in many of our underperforming holdings was attributable to their strong performance in the latter part of 2000, which resulted in profit taking by many investors at the onset of the first quarter. In many cases, we have used these price drops to increase positions in holdings.

Second Quarter 2001 Portfolio Review

The portfolio posted a positive return for the quarter, but underperformed the S&P MidCap 400 Barra Value Index. For the second quarter in a row, the portfolio's consumer-oriented stocks offered the greatest source of strength. Many so-called early cycle stocks, such as retailers, gaming companies and appliances manufacturers continued strength in product pricing helped the stocks recover from first quarter declines.

On the other hand, energy was the only sector in the portfolio that experienced broad weakness. Stocks in this sector sold off as the slowing economy dampened expectations for oil and gas demand growth. Nevertheless, we believe supply growth is not keeping up with longer-term demand growth trends creating a very favorable outlook for future earnings growth. If stock price weakness for this sector continues, we may use it as an opportunity to add to our exposure.

Outlook

We continue to believe that the potential long-term rewards in mid-cap value stocks are excellent. As evidence of an economic deceleration accumulates, investors are pushing down the valuation of entire sectors of the market. By the very nature of our investment discipline, this increases the number of opportunities for us to investigate and, eventually, include in our portfolio. We continue to believe that many of the stocks categorized as large-cap growth, especially technology companies, will continue to fade from favor due to what we believe are high relative valuations combined with deteriorating fundamentals. As a result, we expect that value stocks will continue to perform well as we move further into 2001.

Edward von der Linde
Portfolio Manager
Lord, Abbett & Co.

                                                           Average Annual Return/3/
Inception 8/20/97                                    (for the period ended 6/30/01)
                                                     ------------------------------

                                                         1 Year      3 Year Since inception

Lord Abbett
Mid-Cap Value Portfolio-- Class A                        33.80%      16.00%       15.85%
                                Class B                    --          --          6.24%
                                -------                    --          --          -----

S&P 400
Mid-Cap/BARRA Value Index/2/                             32.90%      11.84%       10.54%
                                                         ------      ------       ------

Russell Mid Cap Index/4/                                  0.95%       8.17%       10.70%
                                                          -----       -----       ------

Lord Abbett Mid-Cap Value Portfolio For the six months ended 06/30/01 Managed by Lord, Abbett & Co.

Letter to Policyholders (continued)

Top 10 Portfolio Holdings by Market Value As of 06/30/01


% of portfolio
J.C. Penney Co., Inc.                                                3.2
                                                                     ---

Big Lots, Inc.                                                       2.7
                                                                     ---

Boston Scientific Corp.                                              2.7
                                                                     ---

Caremark Rx, Inc.                                                    2.6
                                                                     ---

Georgia-Pacific Group                                                2.6
                                                                     ---

K-Mart Corp.                                                         2.5
                                                                     ---

Mylan Laboratories, Inc.                                             2.5
                                                                     ---

Healthcare Realty Trust, Inc. (REIT)                                 2.5
                                                                     ---

Pactiv Corp.                                                         2.5
                                                                     ---

Health Net, Inc.                                                     2.5
                                                                     ---

Top 10 Portfolio Sectors (% of portfolio market value) As of 6/30/01

                                     [GRAPH]

                          Consumer Discretionary                19.0%
                          Health Care                           19.0%
                          Materials                             15.0%
                          Utilities                             14.0%
                          Financials                            11.0%
                          Consumer Staples                       7.0%
                          Energy                                 6.0%
                          Industrials                            4.0%
                          Information Technology                 4.0%
                          Other                                  1.0%



/1/The portfolio is actively managed and therefore, allocations are subject to change.


/2/The S&P Mid-Cap 400 Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The S&P/BARRA Growth and Value Indices are constructed by dividing the stocks in an index according to a singe attribute: book-to-price ratio. This splits the index into two mutually exclusive groups designed to track two of the predominant investment styles in the U.S. equity market. The value index contains firms with higher book-to-price ratios; conversely, the growth index has firms with lower book-to-price ratios. Indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.


/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.


/4/The Russell Mid Cap Index measures the performance of the 800 smallest securities in the Russell 1000 Index, which represent approximately 35% of the total market capitalization. The Index does not reflect any expenses.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of gross assets at market value in debt securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative portfolio performance does not account for the deduction of sales charges and would be different if sales charges were included.

Lord Abbett Developing Growth Portfolio        For the six months ended 06/30/01
Managed by Lord, Abbett & Co.

Letter to Policyholders

Portfolio Commentary/1/
First Quarter 2001 Portfolio Review

Performance was negative during the first quarter of 2001 and slightly lagged the Russell 2000 Growth Index/2/. Although many market sectors across the Index experienced poor performance during the quarter, the stocks of technology companies saw the most significant declines. Because of our concerns over technology valuations, the portfolio was underweight in the technology sector relative to the Index, which somewhat helped performance. Overall, the portfolio holdings that declined the most in value did so primarily due to lower reported earnings.

The stronger performing companies during the quarter were those thought to be relatively impervious to an economic downturn. For example, one area perceived to be recession resistant is education and training. Examples of such holdings in the portfolio include small companies involved in temporary staffing and accounts receivable management. These are some of the types of opportunities that may be more successful in a difficult economic environment. Additionally, the healthcare sector was one of the more "defensive" areas that provided some healthy gains in select company stocks. The retail sector once again provided mixed results during the quarter, generating some of the largest gains and deepest losses.

Second Quarter 2001 Portfolio Review

While the Portfolio posted a respectable return for the quarter, we slightly lagged the Russell 2000 Growth Index. Our underperformance could be attributed, in part, to the impressive gains seen by the Index's smallest issues, many of which fall beneath the range of our investment guidelines. For the first time in almost six quarters, most market sectors across the Index experienced positive performance, including the beleaguered technology and telecom areas. However, due to our ongoing short-term concerns over valuations and future earnings in these two sectors, the portfolio was slightly underweight relative to the Index. But due to good stock selection, we performed somewhat better than the Index in these areas for the quarter. On the whole, our holdings in companies involved in healthcare proved to be the portfolio's most prolific area. Although we were underweight in the sector versus the Index, our strong stock selection, particularly in healthcare services companies, generated healthy gains that aided performance. As one of the more defensive, non-cyclical areas of the portfolio, our healthcare holdings have proved to be reliable standbys during this period of economic uncertainty.

Performance for many of our holdings in the consumer discretionary sector, while strong in the first quarter, held back the portfolio somewhat this time around. The retail sector once again provided mixed results during the quarter, generating some of the largest gains and deepest losses. Rising cost, slowing consumer demand and seasonal weakness stifled some of our key retail apparel holdings. However, some of the portfolio's consumer electronics holdings managed to perform well.

Although the portfolio benefited from its technology holding in the second quarter, it wasn't altogether immune to difficulties in the sector. Companies involved in computer hardware (e.g. semiconductors and capital equipment) declined the most in value primarily due to lower reported earnings and a sharp slowdown in business conditions.

Outlook

Going forward, we anticipate building incremental positions in select companies in the energy, home building and education services sectors. We believe there is a sustained demand for energy and the infrastructure of the energy industry, and we will look for unique opportunities within those industries. Our research indicates that the home building industry continues to be in a period of secular growth due to an overall shortage in housing across the country. However, we believe the excessive housing prices in the coastal areas are unsustainable and that the markets in the center of the U.S. offer better value. Additionally, with the affordability of mortgages and the prospect of further Fed rate cuts, we believe this to be a promising area from an interest rate standpoint. Education spending has become a hot topic for President Bush. We believe his accommodative platform portends a period of strong growth and ample demand for education services companies.

Bracing for the summer slowdown, we will look to reduce our exposure to stocks of consumer discretionary companies that may see waning seasonal or cyclical demand. We have also begun to take profits in selected healthcare services and consumer electronics companies whose valuations now appear to fully discount their prospects for growth. While we remain cautious on technology and capital equipment related to technology, we plan to maintain our selective exposure to these areas. We believe that, in the near term, downward earnings revisions and negative sentiment will continue to weigh on the markets. However, as inventories are reduced and liquidity improves, opportunities for small-cap growth companies that have relatively attractive valuations and solid business models should become apparent.

Stephen J. McGruder
Portfolio Manager
Lord, Abbett & Co.

                                                             Average Annual Return/3/
Inception 8/20/97                                        (for the period ended 6/30/01)
                                                         ------------------------------

                                                         1 Year      3 Year    Since inception

Lord Abbett
Developing Growth Portfolio-- Class A                    (11.66)%       0.57%        3.95%
                                     Class B                --            --        20.77%
                                     -------                --            --        ------

Russell 2000 Index/2/                                      0.58%        5.29%        6.44%
                                                           -----        -----        -----

Lord Abbett Developing Growth Portfolio        For the six months ended 06/30/01
Managed by Lord, Abbett & Co.

Letter to Policyholders (continued)

Top 10 Portfolio Holdings by Market Value As of 06/30/01


% of portfolio
Timberland Co. (The)                                               2.4
                                                                   ---

Corporate Executive Board Co.                                      2.2
                                                                   ---

Iron Mountain, Inc.                                                2.1
                                                                   ---

Plantronics, Inc.                                                  1.8
                                                                   ---

Stillwater Mining Co.                                              1.8
                                                                   ---

Coherent, Inc.                                                     1.5
                                                                   ---

Advanced Digital Information Corp.                                 1.5
                                                                   ---

Quiksilver, Inc.                                                   1.4
                                                                   ---

SICOR, Inc.                                                        1.4
                                                                   ---

Metris Companies, Inc.                                             1.4
                                                                   ---

Top 10 Portfolio Sectors (% of portfolio market value) As of 06/30/01

                                     [GRAPH]

                          Consumer Discretionary                27.0%
                          Health Care                           21.0%
                          Technology                            11.0%
                          Producer Durables                     10.0%
                          Other                                  9.0%
                          Other Energy                           8.0%
                          Financial Services                     6.0%
                          Materials and Processing               5.0%
                          Auto and Transportation                2.0%
                          Consumer Staples                       1.0%



/1/The portfolio is actively managed and subject to change. Sectors may include many industries.


/2/The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the Index had an approximate market capitalization of $1.5 billion. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged, does not reflect the deduction of fees or expenses and is not available for direct investment.


/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

A NOTE ABOUT RISK: The Portfolio invests primarily in small-cap growth company stocks, which tend to be more volatile and can be less liquid that other types of stocks. Also, small-cap companies may have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. These factors can affect portfolio performance.

The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative portfolio performance does not account for the deduction of sales charges and would be different if sales charges were included.

Lord Abbett Growth Opportunities Portfolio     For the six months ended 06/30/01
Managed by Lord, Abbett & Co.

Letter to Policyholders

Portfolio Commentary/1/
First Quarter 2001 Portfolio Review

For the period ended March 31, 2001, the portfolio posted a negative return, which was slightly less than that of its primary benchmark, the Russell Mid Cap Growth Index/2/. While the Russell Mid Cap Growth Index was very heavily technology-weighted, the portfolio was underweight in technology for the past year and a half, which served us well on a relative basis. Although technology stocks initially reacted well to the Federal Reserve Board's interest rate cuts in January, the sector exceeded its prior lows despite an additional interest rate cut in March. Another factor that helped the portfolio on a relative basis was its emphasis on energy-related companies. Although natural gas and oil prices came down from their highs of a few months ago, they were still well above long-term, historical price support levels. The biggest beneficiaries of this environment were exploration and production companies, as well as energy service concerns. However, on an absolute return basis, our overweight in healthcare was a negative during the first quarter, as investor's took profits after a very strong year in 2000.

Second Quarter 2001 Portfolio Review

During the quarter the portfolio generated a positive return that slightly lagged the Russell Mid Cap Growth Index. We made very few changes to the portfolio during the quarter, choosing instead to continue focusing on stocks of companies in more defensive sectors. One area that we continued to emphasize was health care company stocks, where we saw some of our most significant gains. Our overweight position and good stock selection notably helped our outperformance over the Index. In particular, the portfolio benefited greatly from our decision to specifically invest in stocks of generic drug companies. We initiated this trend in early 1999, and the increasingly favorable state and federal legislative climate, along with the large number of drugs coming off patent into the generic market has created an extremely positive investment environment. We also remained modestly overweight in financial services companies that have directly benefited from the Fed's string of rate cuts. On a fundamental basis, many of these companies have performed well. Borrowing costs have been falling at a faster pace than the rates at which they lend money. As a result, these companies' net interest margins have widened, leading to faster earnings per share growth.

Performance for many of our holdings in the consumer discretionary sector held back the portfolio somewhat. Rising costs, intense competition and cyclical weakness stifled some of our key holdings in this sector. While many companies have take steps to fix inventory surpluses and adjust for slower rates of growth, the general economic weakness and negative effect on consumer spending has taken its toll lately. Due to ongoing concerns about high valuation levels and general uneasiness regarding overcapacity and earnings potential, we remained significantly underweight in the stock of technology companies during the quarter a position we've maintained for approximately 18 months. Although our slight exposure hurt portfolio performance, our underweighting versus the Index paid off, as the technology sector continued to bear the brunt of the market's correction.

Outlook

We remain cautiously optimistic about the economy in general for the remainder of 2001. We are more optimistic about 2002, particularly the second half of next year. We are encouraged by the Fed's aggressive actions and accommodative stance, but continue to be concerned with high valuations in many areas of the market. We believe that favorable company news has, in many cases, already been discounted in a lot of stock prices. Therefore, in-depth company research and bottom-up stock picking will continue to be a paramount importance. However, we believe we will continue to see enthusiasm for the midcap segment over the long term, where investors can find faster growing companies at lower levels of risk.

Kevin P. Ferguson
Steven J. McGruder
Fredric D. Ohr.
Portfolio Managers
Lord, Abbett & Co.

                                                                Average Annual Return/3/
Inception 2/12/01                                            (for the period ended 6/30/01)
                                                             ------------------------------

                                                                  Since inception
Lord Abbett
Growth Opportunities Portfolio-- Class A                                   0.73%
                                         Class B                          (3.60)%
                                         -------                          -------

Russell Mid Cap Growth Index/2/                                          (17.67)%
                                                                         --------

Russell Mid Cap Index/4/                                                  (5.71)%
                                                                          -------

S&P 400 Mid Cap Index/5/                                                  (1.23)%
                                                                          -------

Lord Abbett Growth Opportunities Portfolio     For the six months ended 06/30/01
Managed by Lord, Abbett & Co.

Letter to Policyholders (continued)

Top 10 Portfolio Holdings by Market Value As of 06/30/01


% of portfolio
Caremark Rx, Inc.                                                   2.7
                                                                    ---

Barnes & Noble, Inc.                                                2.3
                                                                    ---

Laboratory Corporation of America Holdings                          2.2
                                                                    ---

SICOR, Inc.                                                         2.1
                                                                    ---

Genzyme Corp.                                                       2.1
                                                                    ---

IVAX Corp.                                                          1.9
                                                                    ---

Charter Communications, Inc. - Class A                              1.8
                                                                    ---

Concord EFS, Inc.                                                   1.8
                                                                    ---

XL Capital, Ltd.                                                    1.7
                                                                    ---

Dynegy, Inc. - Class A                                              1.7
                                                                    ---

Top 10 Portfolio Sectors (% of portfolio market value) As of 06/30/01

                                     [GRAPH]

                             Health Care                       24.0%
                             Technology                        19.0%
                             Consumer Discretionary            16.0%
                             Financial Services                10.0%
                             Other Energy                       9.0%
                             Other                              9.0%
                             Utilties                           8.0%
                             Materials & Processing             3.0%
                             Auto and Transportation            1.0%
                             Consumer Staples                   1.0%


/1/The portfolio is actively managed and subject to change. Sectors may include many industries.


/2/The Russell Mid Cap Growth Index measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and height forecasted growth values. The stocks are also included in the Russell 1000 Growth Index. The Russell Growth Index measures the performance of those Russell 1000 companies with higher forecasted growth values. The indices cited are unmanaged and not available for direct investment.


/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.


/4/The Russell Mid Cap Index measures the performance of the 800 smallest securities in the Russell 1000 index, which represent approximately 35% of the total market capitalization. The Index does not reflect any expenses.


/5/The S&P 400 Mid Cap Index consists of 400 domestic stocks of midsize companies in the U.S. market. The Index does not include fees and expenses and is not available for direct deposit.

A NOTE ABOUT RISK: The Portfolio invests primarily in small-cap growth company stocks, which tend to be more volatile and can be less liquid that other types of stocks. Also, small-cap companies may have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. These factors can affect portfolio performance.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative portfolio performance does not account for the deduction of sales charges and would be different if sales charges were included.

Lord Abbett Growth & Income Portfolio          For the six months ended 06/30/01
Managed by Lord, Abbett & Co.

Letter to Policyholders

Portfolio Commentary/1/
First Quarter 2001 Portfolio Review

Many of the investment strategies that helped the portfolio post strong performance in 2000 came under pressure in the turbulent first quarter. As a result the Portfolio posted a negative return for the quarter, underperforming its benchmark, the S&P Barra Value Index/2/, which also posted a negative return. The portfolio's underweight position in consumer cyclical stocks, such as retail stocks, was a key factor in the portfolio's underperformance this period, as the sector was one of the market's better performers. In addition, select stocks in both the financial services sector and in the technology sector came under pressure and detracted from performance. Our overweight position in electrical utilities also held back the portfolio, as the sector performed poorly for the quarter.

Second Quarter 2001 Portfolio Review

The portfolio performed well for the quarter, outperforming the S&P 500/BARRA Value Index. Generally, the portfolio's diversified mix, based on good value opportunities in the market across all sectors, was a significant basis for the portfolio's performance this quarter. Specifically, the biggest contributors to performance this period were our stocks of companies in basic industries (companies whose earnings tend to be more sensitive to movements in the overall economy), pollution control, and select consumer cyclical companies. In addition, selected stocks in our financial services holdings substantially contributed to our favorable performance. Regarding our exposure to technology, we have been underweight in these stocks for some time relative to the Index. Still, our few holdings in this sector positively added to performance this period.

In terms of portfolio activity, we modestly reduced our position in energy-related stocks, as we believe significant increases in the price of oil in the months ahead are unlikely. We added to our holdings as in the stocks of transportation companies (both airlines and railroads), consumer cyclicals (retail and entertainment) and financial services companies, particularly banks. Underlying all of these additions to the portfolio were attractive valuations and improving longer-term fundamentals.

Outlook

We believe S&P 500 profits are likely to decline 8 to 10% in 2001 due to the slowdown in consumer spending and the severe decline in capital expenditures. Although economic growth is currently sluggish, with GDP expected to grow a mere 1% in the second quarter, the United States economy should avoid recession due to the Fed's substantial reduction of short-term interest rates during the first half of the year. This rapid decline of interest rates combined with the recently approved tax cut by Congress should stimulate consumer spending and improve economic activity later this year or early in 2002.

During the first half of the year, we positioned the portfolio to take advantage of this expected re-acceleration in the economy. This strategy is in line with our historical approach of buying quality companies at value prices, and we believe, will continue to serve our clients well. On a broad basis, we believe value stocks will continue to offer the best potential for good returns, relative to other sectors of the market.

W. Thomas Hudson Jr.
Portfolio Manager
Lord, Abbett & Co.

                                                             Average Annual Return/3/
Inception 12/11/89                                       (for the period ended 6/30/01)


                                     1 Year   3 Year   5 Year       10 Year   Since inception
                                     ---------------------------------------------------------
Lord Abbett
Growth and Income
Portfolio-- Class A                  12.35%     9.56%    14.99%      15.77%          14.90%
               Class B                  --       --        --          --             8.93%
               -------                  --       --        --          --             -----

S&P 500 Index/2/                    (14.83)%    3.89%    14.48%      15.09%          14.00%
                                    --------    -----    ------      ------          ------

Lord Abbett Growth & Income Portfolio          For the six months ended 06/30/01
Managed by Lord, Abbett & Co.

Letter to Policyholders (continued)

Top 10 Portfolio Holdings by Market Value As of 06/30/01


% of portfolio
Exxon Mobil Corp.                                                   2.4
                                                                    ---

Minnesota Mining & Manufacturing Co. (3M)                           2.2
                                                                    ---

Wells Fargo Co.                                                     2.0
                                                                    ---

Mellon Financial Corp.                                              2.0
                                                                    ---

Waste Management, Inc.                                              2.0
                                                                    ---

American Home Products Corp.                                        2.0
                                                                    ---

Schering-Plough Corp.                                               1.9
                                                                    ---

Dominion Resources, Inc.                                            1.9
                                                                    ---

Verizon Communications, Inc.                                        1.9
                                                                    ---

Citigroup, Inc.                                                     1.9
                                                                    ---

Top 10 Portfolio Sectors (% of portfolio market value) As of 06/30/01

                                     [GRAPH]

                             Financials                        20.0%
                             Industrials                       18.0%
                             Consumer Discretionary            15.0%
                             Health Care                        8.0%
                             Energy                             7.0%
                             IT                                 7.0%
                             Materials                          7.0%
                             Utilities                          7.0%
                             Other                              6.0%
                             Consumer Staples                   5.0%


/1/The portfolio is actively managed and subject to change.


/2/The S&P 500 Index is a market capitalization weighted index consisting of 500 widely held common stocks chosen for market size, liquidity and industry group representation. The S&P/BARRA Growth and Value Indices are constructed by dividing the stocks in an index according to a single attribute: book-to-price ratios; conversely, the growth index has firms with lower book-to-price ratios. The indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.


/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of gross assets at market value in debt securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Except where noted, comparative portfolio performance does not account for the deduction of sales charges and would be different if sales charges were included.

Firstar Balanced Portfolio                     For the six months ended 06/30/01
Managed by U.S. Bancorp Piper Jaffray Asset Management, Inc.

Letter to Policyholders

Equity Markets

Stock prices were volatile in the first half of the year with the S&P 500 Index/1/ posting a -12.1% decline in the first quarter followed by a 5.9% gain in the second quarter. The second quarter advance was the first positive performance for the index in five quarters and lowered the six-month loss to - 6.7%. The S&P 600 SmallCap Index's/2/ quarterly advance of 13.7% and the S&P 400 MidCap Index's/3/ jump of 13.2% continued the dominance of small and medium-sized companies over large stocks. These indexes have now advanced 6.2% and 1.0% respectively during the first six months of 2001.

The stock market continued to suffer under the weight of corporate profit performance and weak economic growth and its impact. Earnings expectations for the S&P 500 Index in 2001 are now down 12% since December, which has created a difficult environment for stocks. Valuations now favor high-quality companies as their earnings have continued to advance while share prices have languished. Our Portfolio is traditionally filled with high-quality stocks, which should be a positive as investors rotate back into these securities.

We believe that the market has bottomed and will begin to improve in the third and fourth quarters. The combination of investor uncertainty, persistent Fed easing of credit conditions, a slowing in the rate of earnings deterioration, and more favorable equity valuations creates an environment for better price performance. Such an environment would benefit the Portfolio, which holds 60% of its assets in the equity market.

Fixed Income

Two investment themes dominate the bond market thus far in 2001. First, high-yield and corporate bonds continue to perform well relative to other fixed-income sectors, while quality spreads narrow. Second, and most widely reported, is the dramatic reshaping of the Treasury yield curve, featuring an aggressive 250 basis point easing by the Federal Reserve. Relative performance thus far has hinged on positioning the bond component, representing 35% of the Portfolio's net assets, for a steepening yield curve and with an over-weighting in credit-sensitive sectors.

Looking forward in its enhanced role as a leading economic indicator, the bond market is anticipating slow but sustainable growth, with both fiscal and monetary stimulus underway. Conditions will remain precarious for individual corporate credits, requiring continued careful focus on diversification and security selection. Yield spreads still rank in the top quartile historically and offer attractive value, despite high levels of corporate indebtedness and record new issue volume. With the dramatic steepening of the yield curve now behind us, a laddered portfolio structure is optimal to capture roll-down opportunities over time.

Robert Bernstein
Portfolio Manager
U.S. Bancorp Piper Jaffray Asset Management, Inc.

                                                                 Average Annual Return/4/
Inception 7/1/97                                            (for the period ended 6/30/01)
                                                            ------------------------------

                                                         1 Year      3 Year    Since inception
                                                         ------      ------    ---------------
Firstar
Balanced Portfolio-- Class A                              0.13%       4.39%           6.54%
                                                          -----       -----           -----

S&P 500 Index/1/                                       (14.83)%       3.89%           9.92%
                                                       --------       -----           -----

Salomon Brothers Broad
Investment Grade Bond Index/5/                           11.24%      6.25%           7.32%
                                                         ------      -----           -----

Firstar Balanced Portfolio                     For the six months ended 06/30/01
Managed by U.S. Bancorp Piper Jaffray Asset Management, Inc.

Letter to Policyholders (continued)

Top 10 Portfolio Holdings by Market Value
As of 06/30/01
%                                                          of portfolio
                                                           ------------

Federal National Mortgage Association                           4.2
                                                                ---

U.S. Treasury Note (6.625%, 5/15/07)                            3.9
                                                                ---

U.S. Treasury Note (7.25%, 5/15/04)                             3.8
                                                                ---

U.S. Treasury Note (6.00%, 8/15/09)                             2.5
                                                                ---

Norwest Financial                                               2.5
                                                                ---

Ford Motor Credit Co.                                           2.4
                                                                ---

Du Pont (E.I.) de Nemours and Co.                               2.0
                                                                ---

Citigroup, Inc.                                                 2.0
                                                                ---

U.S. Treasury Note (6.125%, 8/15/07)                            1.9
                                                                ---

U.S. Treasury Note (5.625%, 5/15/08)                            1.9
                                                                ---

Top 10 Portfolio Sectors (% of portfolio market value) As of 06/30/01

                                     [GRAPH]

                   Communication Services                       6.9%
                   Basic Materials                              1.3%
                   Financial                                   21.6%
                   Utility                                      6.9%
                   Energy                                       8.2%
                   Consumer Staples                             9.1%
                   Technology                                  14.5%
                   Capital Goods                                9.6%
                   Health Care                                 11.2%
                   Consumer Cyclical                           10.7%


/1/ The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.


/2/ The S&P 600 SmallCap Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization.


/3/ The S&P 400 MidCap Index is a capitalization-weighted index that measures the performance of the mid-range sector of the U.S. stock market.


/4/ "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.


/5/ The Salmon Brothers Broad Investment-Grade Bond Index (BIG) is a market-capitalized weighted index that includes fixed-rate treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The index does not reflect any expenses.

The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

Firstar Equity Income Portfolio                For the six months ended 06/30/01
Managed by U.S. Bancorp Piper Jaffray Asset Management, Inc.

Letter to Policyholders

Disappointing earnings, a deceleration in earnings growth, and fears of an economic recession played havoc on the financial markets during the first half of 2001. The equity markets rebounded during the second quarter, recovering a portion of the losses realized in the first three months of the year. The Russell 1000 Index/1/ fell -12.57% during the first quarter, gained +6.30% in the second quarter and is down -7.05% year-to-date. The Equity Income Portfolio, following a similar pattern, declined -3.02% during the first quarter, gained +3.07% during the second quarter and is down only -0.04% year-to-date. On an even brighter note, the Portfolio returned +18.28% for the trailing twelve months compared to a -14.96% return for the Russell 1000 Index.

Corporate earnings growth continued to decelerate in the first half of 2001. We are projecting a nearly 20% drop in S&P 500 earnings in this year's second quarter, down from the 11% decline experienced in the first quarter and the 2% drop reported for the quarter ended December 31, 2000. The Federal Reserve Board's aggressive first half response to the weakening corporate earnings environment combined with easier year-over-year earnings comparisons is expected to end the market's "earnings recession" in late 2001 or early 2002. Importantly, the stock market has often discounted a turn in corporate profitability by approximately six months.

The ten largest holdings represent 31.65% of the Portfolio with USA Education, Inc. the largest holding at 4.8% of total assets. Financial assets represent 32% of the Portfolio assets and consumer discretionary, energy, utility, and industrial stocks are all 9% or greater in terms of sector weights. We expect above-average stock price volatility and sector rotation to continue due to the uncertain economic and earnings environment. The Portfolio will continue to emphasize those sectors and issues that we feel will experience superior earnings growth relative to their equity valuations.

Joseph Belew
Portfolio Manager
U.S. Bancorp Piper Jaffray Asset Management, Inc.

                                                               Average Annual Return/2/
Inception 7/1/97                                          (for the period ended 6/30/01)
                                                          ------------------------------

                                                         1 Year     3 Year   Since inception
                                                         ------     ------   ---------------
Firstar
Equity Income Portfolio -- Class A                       18.28%      5.21%         9.68%
                                                         ------      -----         -----

Russell 1000 Index/1/                                  (14.96)%      4.24%        10.19%
                                                       --------      -----        ------

Top 10 Portfolio Holdings by Market Value As of 6/30/01
                                                         % of portfolio
                                                         --------------

USA Education, Inc.                                              4.9
                                                                 ---

Lowes Co., Inc.                                                  3.8
                                                                 ---

Alcoa, Inc.                                                      3.1
                                                                 ---

Federal National Mortgage Association                            3.0
                                                                 ---

Mellon Financial Corp.                                           3.0
                                                                 ---

Masco Corp.                                                      2.9
                                                                 ---

Citigroup, Inc.                                                  2.9
                                                                 ---

Comerica, Inc.                                                   2.8
                                                                 ---

Conoco, Inc.                                                     2.8
                                                                 ---

Heller Financial, Inc.                                           2.8
                                                                 ---

Top 10 Portfolio Sectors (% of portfolio market value) As of 6/30/01

                                     [GRAPH]

                   Health Care                               4.2%
                   Basic Materials                           5.7%
                   Communication Services                    5.7%
                   Financial                                32.2%
                   Technology                                6.7%
                   Consumer Staples                          7.2%
                   Capital Goods                             9.2%
                   Consumer Cyclical                        10.0%
                   Utility                                   9.5%
                   Energy                                    9.6%

/1/The Russell 1000 Index consists of the largest 1000 companies in the Russell 3000 Index. The Index represents the universe of large capitalization stocks from which most active money managers typically select. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

Firstar Growth & Income Equity Portfolio       For the six months ended 06/30/01
Managed by U.S. Bancorp Piper Jaffray Asset Management, Inc.

Letter to Policyholders

The equity markets sold off sharply in the first three months of the year as the outlook for earnings continued to deteriorate. The second quarter provided some recovery with the S&P 500 returning its first positive quarterly return (+5.9%) in five quarters. Overall, the equity markets, as measured by the S&P 500 Index1, returned -6.7% the first half of the year. The S&P 500/Barra Value index2 followed a similar pattern, earning -6.5% in the first quarter and +4.4% in the second quarter for a six-month return of -2.50%. The Growth & Income Equity Portfolio followed suit with a negative first quarter return (-13.2%), a positive second quarter return (+3.0%) and a year-to-date return of -10.6%. The relative underperformance of the Growth and Income Equity Portfolio, year-to-date, reflects in part the large disparity in performance between high quality and low quality stocks. Stocks rated C & D by Standard and Poor's, for example, outperformed A+ rated stocks by over 19 percentage points in the first six months of 2001. We continue to emphasize high quality large capitalization issues in the Growth and Income Equity Portfolio.

Earnings growth decelerated throughout 2000 and eventually turned negative in last year's fourth quarter. We are projecting a nearly 20% drop in S&P 500 earnings in this year's second quarter, down from the 11% decline experienced in the first quarter and the 2% drop reported for the quarter ended December 31, 2000. The Federal Reserve Board's aggressive first half response to the weakening corporate earnings environment combined with easier year-over-year earnings comparisons is expected to end the market's "earnings recession" in late 2001 or early 2002.

Currently, the Growth and Income Equity Portfolio is overweight in the healthcare and consumer staples sectors and underweight in the financials and basic materials sectors relative to the Portfolio's custom benchmark. The custom benchmark is an equally weighted combination of the Standard and Poor's 500 Index and the Standard and Poor's 500/BARRA Value Index. The Portfolio remains broadly diversified across economic sectors. We expect above-average stock price volatility and sector rotation to continue due to the uncertain economic and earnings environment. The Portfolio will continue to emphasize those sectors and issues that we feel will experience superior earnings growth relative to their equity valuations.

Marian Zentmyer
Don Keller
Leon D. Dodge
Portfolio Managers
U.S. Bancorp Piper Jaffray Asset Management, Inc.
--------------------------------------------------

                                                               Average Annual Return/3/
Inception 7/1/97                                          (for the period ended 6/30/01)
                                                          ------------------------------

                                                         1 Year     3 Year   Since inception

Firstar

Growth & Income Equity Portfolio -- Class A              (14.14)%    0.62%         5.09%
                                                         --------    -----         -----

S&P 500 Index/1/                                         (14.83)%    3.89%         9.92%
                                                         --------    -----         -----

Blended Index (50% S&P 500 Index /
50% S&P/BARRA 500 Value Index)/2/                        (12.70)%    4.68%        10.54%
                                                         --------    -----        ------

Top 10 Portfolio Holdings by Market Value As of 06/30/01
% of portfolio
---------------
Exxon Mobil Corp.                                                      3.4
                                                                       ---

Citigroup, Inc.                                                        3.2
                                                                       ---

Verizon Communications, Inc.                                           2.5
                                                                       ---

General Electric Co.                                                   2.4
                                                                       ---

Tyco International, Ltd.                                               2.3
                                                                       ---

Microsoft Corp.                                                        2.2
                                                                       ---

SBC Communications, Inc.                                               2.1
                                                                       ---

Safeway, Inc.                                                          1.8
                                                                       ---

Duke Energy Corp.                                                      1.7
                                                                       ---

American International Group, Inc.                                     1.7
                                                                       ---

Top 10 Portfolio Sectors (% of portfolio market value) As of 06/30/01

                                     [GRAPH]

                   Basic Materials                                 2.6%
                   Utility                                         5.8%
                   Transportation                                  0.5%
                   Financial                                      21.5%
                   Communication Services                          7.4%
                   Consumer Cyclical                               7.8%
                   Capital Goods                                   7.9%
                   Technology                                     14.3%
                   Energy                                          9.7%
                   Consumer Staples                               12.6%
                   Health Care                                     9.9%


/1/ The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.


/2/ The S&P 500/BARRA Value Index is a capitalization-weighted index of all the stocks in the S&P 500 that have low price-to-book ratios.


/3/ "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

Janus Aggressive Growth Portfolio                  For the period ended 06/30/01
Managed by Janus Capital Corporation

Letter to Policyholders

Relentless volatility in equity markets took its toll on technology and non-technology stocks alike during the first six months of the year. Slowing business investment, deteriorating corporate earnings, mounting job layoffs and high energy prices triggered the extreme swings, further straining an economy that appeared headed toward a recession.

With the economic outlook growing bleaker by the day, the Federal Reserve took aggressive action in early January and surprised investors by lowering interest rates a half-point. Later, scant evidence of a turnaround persuaded central bankers to follow that inter-meeting move with five additional rate cuts. By the end of June, borrowing costs had been slashed to 3.75%, the lowest in seven years. Although stocks rallied after each reduction, they later gave back their gains on fears of ongoing weakness in company profits. All three major market indices ended the period down, with the technology-laden NASDAQ Composite Index suffering the biggest loss.

The Portfolio dropped sharply in this unfavorable environment and lagged its benchmark, the S&P 500 Index./1/ To say I am disappointed and frustrated with our poor performance would be an obvious understatement. Despite our research-intensive, hands-on stock-picking approach--an approach we believe helps us know our investments better than anyone--many companies that have posted outstanding results year in and year out fell far short of my expectations during the period.

In the face of the unsettling market volatility, we have focused our efforts on positioning the Portfolio for an eventual recovery. That means poring over earnings estimates to determine when inventories, particularly in the technology sector, will return to normal levels. It also means using our proven investing strategy to ascertain which companies can grow in this slow-growth period, whether through tightening expenses or cutting manufacturing capacity. The few businesses that measure up to our exacting standards must, first and foremost, be able to meet or beat their earnings projections. Secondly, they must be managed by top people who have successfully guided their companies through previous economic downturns. Finally, they must have franchise business models that will allow them to emerge from this slowing economy stronger than before and with fewer competitors.

Until recently, Nokia was one such company. Nevertheless, shares of the No. 1 cellular phone maker plunged after the company cut second-quarter sales growth estimates in half, from 20% to 10%, and lowered its quarterly earnings forecast. Nokia has seen handset sales slip as the economic deterioration in the U.S. has spread overseas. What's more, the slump has been made worse by consumers delaying purchases until new models that enable faster Internet access are introduced. Still, as the dominant industry player with approximately 35% of the market, Nokia has continued to take share from rivals Motorola and Ericsson. The downside is that about 70% of Nokia's sales come from mobile handsets, so it is more exposed to slowdown. Although we expect to rebound in 2002, we are monitoring the situation closely.

AES Corporation, one of the world's leading independent power producers, declined as well. News it was facing a Justice Department antitrust probe for agreeing to limit expansion of some of its California plants weighed on AES shares. Federal rate caps and allegations of electricity overcharges in the Sunshine State only added to its woes. Although AES was not among the energy providers accused by the California Public Utility Commission of withholding supplies to artificially inflate prices, the company's stock nonetheless fell on the market manipulation charges. Even so, AES owns or has an interest in 173 power plants in over 36 countries around the world. The strength of its diversified portfolio of global businesses, coupled with the trend toward deregulation, make AES a compelling investment. Consequently, we added to our position at more attractive prices.

Also working against us was VERITAS Software. Despite meeting first-quarter sales forecasts and later announcing it would do the same in the second quarter, the storage management software maker gave ground amid a steady stream of sales and earnings shortfalls by high-tech stalwarts. While it has not been immune to the sizable cutback in corporate IT budgets, VERITAS accounts for revenues from manufacturers that resell its products one month in arrears. As a result, the corporation knows at the beginning of every quarter what it will earn on 30% of its business. Moreover, VERITAS' expansion into international markets and focus on broadening its product line to accommodate new platforms, such as network-attached storage, have helped it achieve its sales goals in the face of slowing capital expenditures. In the end, when the economy starts to pick up again, spending on storage management should pick up as the amount of data that must be securely stored continues to grow. For these reasons, VERITAS occupies the top spot in the Portfolio.

On the plus side, Tiffany & Co., a name synonymous with fine jewelry, sterling silver, china and crystal, was a solid performer. Even as fears of a slowdown in its business were realized, with first-quarter sales falling 3% over last year, the luxury retailer still beat earnings estimates as it implemented some impressive cost-control measures. Moreover, CEO Michael Kowalski recently predicted second-quarter sales would meet expectations as well. As we see it, Tiffany remains in a strong position, both competitively and financially, and we would be shortsighted to disregard the power of the 150-year-plus brand name that sets it apart from its more lackluster peers.

As I look at the Portfolio, it becomes clear that, unlike years past, there are no apparent industry "themes" I am developing. While I continue to pick stocks on a company-by-company basis, I am broadening my horizons to find those that pass my rigorous scrutiny across every sector or the economy. I am confident this strategy, which has proven so successful in the past, will enable us to produce the results our investors expect, whether the anticipated economic recovery occurs next quarter--or next year.

Thank you for your investment with Janus Institutional.

Claire Young
Portfolio Manager
Janus Capital Corporation
                                                   Average Annual Return/2/
Inception 2/12/01                             (for the period ended 6/30/01)
                                              ------------------------------

                                                        Since inception
Janus
Aggressive Growth Portfolio -- Class B                       (17.00)%
                                                             --------
S&P 500 Mid Cap Index/1/                                      (7.52)%/3/
                                                              ----------

Janus Aggressive Growth Portfolio                  For the period ended 06/30/01
Managed by Janus Capital Corporation

Letter to Policyholders (continued)

Top 10 Portfolio Holdings by Market Value As of 06/30/01
% of portfolio
---------------
VERITAS Software Corp.                                               4.5
                                                                     ---

Citigroup, Inc.                                                      3.2
                                                                     ---

Tiffany & Co.                                                        2.8
                                                                     ---

Walgreen Co.                                                         2.7
                                                                     ---

Comcast Corp. - Class A                                              2.6
                                                                     ---

Maxim Integrated Products, Inc.                                      2.5
                                                                     ---

Kroger Co.                                                           2.3
                                                                     ---

NVIDIA Corp.                                                         2.2
                                                                     ---

Nokia Corp. (ADR)                                                    2.2
                                                                     ---

AOL Time Warner, Inc.                                                2.1
                                                                     ---

Top 10 Portfolio Sectors (% of portfolio market value) As of 6/30/01

                                     [GRAPH]

                   Not Classified                               2.9%
                   Communication Services                       2.0%
                   Utilities                                    1.9%
                   Other                                        4.4%
                   Capital Goods                                5.4%
                   Technology                                  31.1%
                   Health Care                                  7.0%
                   Consumer Cyclicals                          10.2%
                   Financials                                  10.3%
                   Consumer Staples                            24.8%


/1/The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.


/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.


/3/The S&P 500 Index returns are based on an inception date of 2/28/01.

The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

MFS Mid Cap Growth Portfolio                       For the period ended 06/30/01
Managed by Massachusetts Financial Services Company

Letter to Policyholders

For the period ended June 30, 2001, the portfolio provided a total return of -5.00%. These returns, which assume the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a return over the same period of -17.67% for the portfolio's benchmark, the Russell Mid Cap Growth Index/1/ (the Russell Index).

Performance over the period was very much a good news/bad news story. The good news was that the portfolio strongly outperformed its benchmark, and the bad news was that performance was nonetheless negative. The market has gone through one of the worst technology corrections in history, with telecommunications being perhaps the hardest hit of all the technology areas. Although we had minimized our telecom weighting going into the downturn, several of our holdings in other areas were still affected. However, in a period marked by many well-publicized earnings disappointments, a number of our largest holdings met or exceeded earnings expectations.

For example, VeriSign, one of our largest holdings as of the end of the period, is a dominant player in both security and domain names for the Internet. We significantly increased our position over the period as the stock tumbled along with the overall market slide; we saw this as a buying opportunity because our research indicated that VeriSign's earnings potential remained strong. And in the second quarter of 2001, our decision was vindicated as Verisign beat earnings expectations and the stock rose considerably.

CSG Systems was another large holding that helped performance. CSG is an outsourcing company that generates bills for cable television, satellite broadcast, and telephone subscribers. Its customers include AT&T Broadband and Cablevision. Our research indicates that CSG already bills nearly half of all U.S. cable TV subscribers and that over the next year its customer base may expand faster than Wall Street analysts seem to expect.

We also increased existing holdings or added new holdings in several technology firms whose stocks had fallen to attractive valuations--having been unjustly punished, in our view, by a market that sometimes failed to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. Holdings initiated or increased over the period included Adobe Systems and Advanced Fibre Communications.

A health care holding that performed well over the period was CYTYC. The firm developed and manufactures the ThinPrep Pap Test for cervical cancer screening. Our research indicated some time ago that CYTYC's more-effective test had the potential to become a new standard of care, replacing the existing standard. Our early belief in the company has been rewarded as the firm has overcome considerable hurdles--including convincing doctors to use the test, labs to adopt the screening technology, and insurers to pay for this more-expensive test--and the market has increasingly recognized CYTYC's value. We believe that in the third quarter of 2001, the ThinPrep test will achieve the significant milestone of over 50% market penetration.

Looking ahead, we continue to like CYTYC in part because our ongoing contact with company management indicates the firm is doing just what we'd hope a great company would do: take a near-monopoly position in its market and expand the business with new products and services. One such project in development is electronic imaging that uses artificial intelligence to assist a lab technician in reading a ThinPrep test. We think this could potentially result in both faster and more accurate test evaluation.

We also had some disappointments over the period. One area that hurt performance was stocks related to content delivery over the Internet. Although we have largely avoided companies based on Web sites because many of them have, in our opinion, poor business models, we have invested in a few firms that we feel have great business models. InterNAP Network Services and Akamai Technologies offer some of the best technology for helping Web sites deliver content faster and more effectively.

Our energy holdings in oil and natural gas exploration and production firms were another area that hurt performance. Particularly in the second quarter of 2001, the market seemed to be saying that we'd reached the end of the energy cycle, that oil and natural gas prices were headed downward, and that the drillers and production firms would not be good stocks going forward. We think that argument has one basic flaw: the commodity supply, at least in natural gas, has not increased at all. In our view, the supply/demand imbalance that began this cycle of rising prices has yet to be resolved. Especially in natural gas, we think that falling prices could actually increase demand as many industrial and utility users, who switched to oil when gas prices skyrocketed, switch back to natural gas. Our analysis points to higher demand over the next six months that may drive up stocks of exploration and production firms, and we have actually added to our energy positions on the second-quarter-2001 weakness in those stocks.

Mark Regan
David E. Sette-Ducati
Portfolio Managers
Massachusetts Financial Services Company

                                                       Average Annual Return/2/
Inception 2/12/01                                 (for the period ended 6/30/01)
                                                  ------------------------------

                                                           Since inception
                                                           ---------------

MFS
Mid Cap Growth Portfolio -- Class A                             (2.56)%
                                   Class B                      (5.00)%
                                   -------                      -------

Russell Mid Cap Growth Index/1/                                (17.67)%
                                                               --------

MFS Mid Cap Growth Portfolio                       For the period ended 06/30/01
Managed by Massachusetts Financial Services Company

Letter to Policyholders (continued)

Top 10 Portfolio Holdings by Market Value As of 06/30/01
% of portfolio
---------------
CheckFree Corp.                                                   5.1
                                                                  ---

Citrix Systems, Inc.                                              4.8
                                                                  ---

VeriSign, Inc.                                                    4.8
                                                                  ---

Noble Drilling Corp.                                              4.1
                                                                  ---

Apache Corp.                                                      4.1
                                                                  ---

CSG Systems International, Inc.                                   4.0
                                                                  ---

EOG Resources, Inc.                                               4.0
                                                                  ---

Devon Energy Corp.                                                3.8
                                                                  ---

Cytyc Corp.                                                       3.6
                                                                  ---

Houston Exploration Co.                                           3.3
                                                                  ---

Portfolio Sectors (% of portfolio market value) As of 06/30/01

                                     [GRAPH]

                   Capital Goods                                   2.6%
                   Utility/Communication Services                  2.1%
                   Financial                                       0.4%
                   Leisure                                         4.8%
                   Healthcare                                      9.0%
                   Technology                                     37.6%
                   Business Services                              11.3%
                   Energy                                         32.2%



/1/The Russell Mid Cap Growth Index is a market-capitalization-weighted total return index that measures the performance of those Russell mid-cap companies with higher price-to-book ratios and higher forecasted growth values. The Russell mid-cap companies are the 800 smallest companies in the Russell 1000 Index, which measures the performance of the 1,000 largest U.S. companies based on total market capitalization.


/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

MFS Research International Portfolio               For the period ended 06/30/01
Managed by Massachusetts Financial Services Company

Letter to Policyholders

For the period ended June 30, 2001, the portfolio provided a total return of -8.5%. This return, which includes the reinvestment of any distributions but does not reflect any applicable contract or surrender charges, compares to a return of -8.14% for the portfolio's benchmark, the MSCI EAFE/1/ Index for the period from February 28, 2001 through June 30, 2001.

As the results of the portfolio and its benchmark indicate, it was a difficult market environment for equity investors around the world. While the magnitude of the markets' volatility has been startling, it was not wholly unexpected. Many parts of the world were clearly in the midst of an economic slowdown, and corporate profitability has been squeezed by reduced capital expenditures, inventory write-downs, and weaker economic growth. As a result, a number of high-profile companies reported disappointing results, which added to the climate of uncertainty. This triggered a sharp reduction in stock prices, especially in the technology and telecommunications sectors.

Our largest holding, ING Groep, exemplifies our core strategy of remaining focused on finding high-quality franchises that we believe have the ability to consistently deliver double-digit earnings growth and that possess reasonable stock valuations. Consequently, because ING possesses the visionary management team and competitive products that we think can gain market share, it's the type of holding we've concentrated on finding during a period of economic uncertainty.

We think it's a bit early to tell, but aggressive interest rate cuts make it less likely that weakness will persist over the long run. As a result, while we are cautious, we also positioned the portfolio for a potential rebound in the global economy. Interest rate reductions coupled with federal tax cuts, could convince consumers and investors that the U.S. government is committed to bailing out the flailing economy. If the U.S. economy recovers sooner and more strongly than anticipated, we think confidence will be restored to overseas markets and companies will expand their capital spending, which could bode well for the market, especially the technology sector.

In the near term, there seems to be a growing sense that the worst of the global economic slowdown is over, however, we think there are still risks on the horizon. Many companies have been working through inventory problems, and while many economic indicators seem to have stabilized, world trade indicators have yet to turn up. On the other hand, we think additional market weakness will be short lived because the greater the weakness, the greater the pressure will likely be on European and Asian central banks to ease interest rates or initiate fiscal policies to stimulate economic growth.

David A. Antonelli
Portfolio Manager
Massachusetts Financial Services Company

                                                  Average Annual Return/2/
Inception 2/12/01                              (for the period ended 6/30/01)
                                               ------------------------------

                                                       Since inception
                                                       ---------------

MFS
Research International Portfolio -- Class A                  (4.19)%
                                            Class B          (8.50)%
                                            -------          -------

MSCI EAFE Index/1/                                           (8.14)%/3/
                                                             ----------

MFS Research International Portfolio               For the period ended 06/30/01
Managed by Massachusetts Financial Services Company

Letter to Policyholders (continued)

Top 10 Portfolio Holdings by Market Value As of 06/30/01
% of portfolio
---------------
ING Groep N.V.                                                      4.0
                                                                    ---

Total Fina                                                          3.1
                                                                    ---

Novartis AG                                                         2.8
                                                                    ---

Canon, Inc.                                                         2.8
                                                                    ---

Royal Dutch Petroleum Co.                                           2.7
                                                                    ---

Honda Motor Co., Ltd.                                               2.4
                                                                    ---

Syngenta AG                                                         2.3
                                                                    ---

Vodafone Group Plc                                                  2.2
                                                                    ---

Fast Retailing Co., Ltd.                                            1.9
                                                                    ---

Sanofi-Synthelabo S.A.                                              1.9
                                                                    ---

Country Allocation (% of portfolio market value) As of 06/30/01

                                     [GRAPH]

                   United States                             4.1%
                   Spain                                     2.4%
                   Italy                                     4.7%
                   Japan                                    20.8%
                   Germany                                   6.0%
                   Switzerland                               9.5%
                   United Kingdom                           14.4%
                   France                                   11.5%
                   Netherlands                              12.8%
                   Other                                    13.8%


/1/The Morgan Stanley Capital International Europe, Australia and Far East Index is an unmanaged index and is an aggregate of 15 individual country indices that collectively represent many of the major markets of the world. The Index does not include fees or expenses and is not available for direct investments.


/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.


/3/The MSCI EAFE Index returns are based on an inception date of 2/28/01.

The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

Oppenheimer Capital Appreciation Portfolio         For the period ended 06/30/01
Managed by OppenheimerFunds, Inc.

Letter to Policyholders

Oppenheimer Capital Appreciation Portfolio provided a cumulative total return of -6.50% since its inception on February 12, 2001.

While we would, of course, always prefer to deliver positive returns to our investors, our disciplined, growth-at-a-reasonable-price investment strategy enabled us stay slightly ahead of the benchmark, the S&P 500 Index/1/, and many of our peers. We attribute the Portfolio's relative performance to two primary factors. First was our success in finding good investment opportunities among defensive stocks in companies we believed were likely to exhibit growth despite a slowing economic environment. Second was our timely move to take advantage of attractive prices in cyclical stocks that were hurt by the economic slowdown.

During the past six months, the U.S. economy's expansion continued to slow in the face of reduced levels of corporate spending, rising energy prices and declining consumer confidence. These conditions caused revenues and earnings to fall short of expectations across a wide range of traditional growth-oriented industries. For the first few months of 2001, investors turned to more defensive industries that appeared likely to continue growing despite the economic slowdown. However, during the second quarter of 2001, growth-oriented stocks rebounded from their earlier lows as investors hunted for bargains in anticipation of renewed economic growth. Defensive stocks tended to suffer in this environment.

Our investment strategy remained consistently focused on seeking individual stocks offering attractive growth potential at a reasonable price. During the first quarter of 2001, we emphasized companies with a track record of delivering moderate but steady earnings, and with strong prospects of continuing to deliver consistent earnings in a slowing economy. Our largest areas of investment included technology, consumer staples, financials and healthcare. In technology, we held positions in software and electronics companies that we believed were well positioned to continue growing despite the challenging economic environment. In consumer staples, we built a relatively large position in cable companies, such as Comcast Corp./4/Such companies exhibit both defensive and growth characteristics because cable subscription rates tend to remain relatively strong during weak economic times, while demand is growing for a new generation of digital communications products. Among financials and healthcare, we invested primarily in relatively safe, defensive entities, including government agencies, such as Freddie Mac, and major pharmaceutical companies, such as Pfizer Inc.

In April, we began to shift some of the Portfolio's assets into "cyclical" stocks that had been badly hurt by the slowing economic environment.

Cyclicals are companies that tend to perform especially well in strong economic environments, and relatively poorly in weak environments. Although we had not yet seen evidence of a return to stronger economic growth, experience has shown us that these types of stocks generally experience their strongest upward moves before an economic recovery is clearly established. We invested in a broad range of companies that we believed had excellent prospects for long-term growth and represented attractive values at the prevailing prices. In particular, we focused on companies in the technology, retail, and media and entertainment sectors, most of which performed well during the second quarter of 2001. For example, stock in media conglomerate AOL-Time Warner, Inc. rose more than 50% between early April and late May 2001. By contrast, the performance of our remaining defensive holdings in the financial and healthcare sectors suffered as the market shifted in favor of bargain hunters.

As of the end of the six-month period, we have shifted to a neutral bias with regard to cyclical and defensive stocks. The prices of most cyclical stocks have risen to the point at which they no longer represent obvious bargains, in light of the market's uncertainties. While falling interest rates are creating a more favorable environment for economic growth, there is no way to tell if economic growth rates are likely to respond before 2002. Accordingly, we are closely watching corporate earnings for signs of growth, while focusing on individual companies that we believe are well positioned to meet or exceed expectations.

Going forward, we remain rigorously committed to our fundamental approach of seeking growth at the right price. In today's volatile economic environment, we believe our disciplined approach and emphasis on selecting stocks one company at a time should serve investors well.

Jane Putnam
Portfolio Manager
OppenheimerFunds Inc.

                                                  Average Annual Return/2/
Inception 2/12/01                             (for the period ended 6/30/01)
                                              ------------------------------


                                                        Since inception
                                                        ---------------
Oppenheimer
Capital Appreciation Portfolio -- Class B                  (6.50)%
                                                           -------

S&P 500 Index/1/                                           (7.52)%/3/
                                                           ----------

Oppenheimer Capital Appreciation Portfolio         For the period ended 06/30/01
Managed by OppenheimerFunds, Inc.

Letter to Policyholders (continued)

Top 10 Portfolio Holdings by Market Value As of 06/30/01
% of portfolio
---------------
AOL Time Warner, Inc.                                         4.5
                                                              ---

Microsoft Corp.                                               3.3
                                                              ---

Comcast Corp. - Class A                                       3.2
                                                              ---

Citigroup, Inc.                                               2.6
                                                              ---

Viacom Inc. - Class B                                         2.3
                                                              ---

Johnson & Johnson                                             1.8
                                                              ---

Clear Channel Communications, Inc.                            1.8
                                                              ---

Exxon Mobil Corp.                                             1.6
                                                              ---

Federal Home Loan Mortgage Corp.                              1.5
                                                              ---

Nokia Corp. (ADR)                                             1.5
                                                              ---

Top 10 Portfolio Sectors (% of portfolio market value) As of 06/30/01

                                     [GRAPH]

                   Other                                           2.3%
                   Utility                                         3.7%
                   Transportation                                  1.9%
                   Technology                                     25.7%
                   Energy                                          6.4%
                   Capital Goods                                   7.9%
                   Healthcare                                      9.8%
                   Consumer Staples                               17.3%
                   Consumer Cyclical                              11.9%
                   Financial                                      13.2%


/1/The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.


/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.


/3/The S&P 500 Index returns are based on an inception date of 2/28/01.


/4/Holdings are subject to change. The Portfolio's investment strategies and focus can change over time. The mention of specific Portfolio holdings does not constitute a recommendation by OppenheimerFunds, Inc.

The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

PIMCO Money Market Portfolio                       For the period ended 06/30/01
Managed by Pacific Investment Management Company, LLC

Letter to Policyholders

Portfolio performance
For the four months ended June 30, 2001, the Money Market portfolio returned 1.56% (after fees) compared to 1.52% for the Salomon 3 Month Treasury Index./1/

Major market trends affecting the portfolio's performance The Federal Reserve cut rates six times, bringing total easing since the beginning of the year to 275 basis points. Yields on high quality commercial paper fell sharply during the quarter as confidence about a supportive Fed pushed short-term rates lower. Signs of economic weakness refused to go away, as contraction in investment spending and eroding corporate profits threatened to dash hopes for recovery.

Other factors attributed to the portfolio's positive/negative performance vs. the benchmark

Holdings of top quality commercial paper and short-term corporate and agency securities boosted returns due to their yield advantage relative to similar-maturity Treasuries.

Market/portfolio outlook
Weak investment spending, eroding corporate profits and more cautious consumers will be at work to restrain any substantial recovery in global growth over the next several quarters.

We will achieve a competitive and attractive yield by using high-quality domestic and yankee commercial paper as the portfolio's core investments. To enhance portfolio yield, we will retain a modest allocation to short maturity corporate issues and floating rate notes; these securities pose minimal interest rate and credit risk. We will maintain average portfolio maturity of about one month to ensure sufficient liquidity.

Paul A. McCulley
Portfolio Manager
Pacific Investment Management Company, LLC.

                                               Average Annual Return/2/
Inception 2/12/01                         (for the period ended 6/30/01)
                                          ------------------------------

                                                  Since inception
                                                  ---------------

PIMCO
Money Market Portfolio -- Class B                       1.56%
                                                        -----

Salomon 3-Month
Treasury Bill Index/1/                                   1.77%/3/
                                                         --------

Top 10 Portfolio Holdings by Market Value As of 06/30/01
                                                       % of portfolio
                                                       --------------
The International Bank for Reconstruction and
Development (the World Bank)                                     5.6
                                                                 ---

FHLMC (3.920%, 7/5/01)                                           3.9
                                                                 ---

American Express Credit Corp.                                    3.8
                                                                 ---

Procter & Gamble Co.                                             3.8
                                                                 ---

National Rural Utilities                                         3.8
                                                                 ---

Federal Farm Credit Bank                                         3.8
                                                                 ---

FHLMC (3.520%, 10/11/01)                                         3.8
                                                                 ---

FNMA (7.00%, 3/15/02)                                            3.1
                                                                 ---

Wells Fargo Co.                                                  2.0
                                                                 ---

Wal-Mart Stores, Inc.                                            1.9
                                                                 ---


/1/Salomon 3-Month Treasury Index--Equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value.


/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.


/3/The Salomon 3-Month Treasury Bill Index returns are based on an inception date of 2/28/01.

The investment return and principal value of and investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

PIMCO Total Return Portfolio For the period ended 06/30/01 Managed by Pacific Investment Management Company, LLC.

Letter to Policyholders

Portfolio performance

For the period ended June 30, 2001, the Total Return Portfolio returned 1.10% (after fees) compared to 1.07% for the Lehman Brothers Aggregate Bond Index/1/, for the four month period ended June 30, 2001.

Major market trends affecting the portfolio's performance

Intermediate and long maturity yields rose amid concern that eventual economic recovery would create inflationary pressures. The Corporate sector rallied, despite falling corporate profits, as the sector outperformed Treasuries by approximately 3% in the first half of 2001. As investors' risk appetite returned with 275 basis points of easing by the Federal Reserve, lower quality and longer corporates outperformed. Mortgage securities performed well as prepayment fears subsided and investors sought mortgage securities for their high risk-adjusted yields. Real yields fell, particularly in the short and intermediate sector, due to previously mentioned central bank easing and the inflationary pressures resulting from a possible economic recovery.

Other factors attributed to the portfolio's positive/negative performance vs. the benchmark

The Portfolio's duration was neutral to performance. A corporate underweight was negative to performance as investors grew more confident that growth and profits would improve. An emphasis on intermediate maturities also detracted from returns as these yields rose the most. A mortgage emphasis helped returns as mortgage rates stabilized and prepayment concerns abated. Falling real yields helped real return bonds outperform like duration Treasuries, benefiting performance.

Market/portfolio outlook

Weak investment spending, eroding corporate profits and more cautious consumers will be at work to restrain any substantial recovery in global growth over the next several quarters.

The protracted slowdown will prompt the Federal Reserve and the European Central Bank to lower interest rates more than markets currently expect. This accommodative monetary policy should put downward pressure on short-term yields in the U.S., Europe and the U.K. At a minimum these rates are unlikely to rise much over our cyclical time frame, which means that the front end of the U.S., U.K. and Eurozone yield curves will offer compelling value for investors in the near term. Real yields should also decline due to the accommodative monetary policy and the possibility of central bank overreach that could lead to inflationary pressures.

The balance of risks continues to favor higher quality investments. Mortgages will provide a yield advantage over Treasuries with minimal credit risk. If rates remain within our forecasted range, prepayment risk will be muted. Prices of corporate bonds will remain under pressure early in our secular period as weak growth translates into subdued profits in the U.S. and Europe. Opportunities for corporates will be better in 2002 and beyond as companies reduce debt taken on over the last several years to fund capital spending and stock buybacks.

William H. Gross
Portfolio Manager
Pacific Investment Management Company, LLC.

                                                Average Annual Return/2/
Inception 2/12/01                          (for the period ended 6/30/01)
                                           ------------------------------

                                                   Since inception
                                                   ---------------

PIMCO
Total Return Portfolio -- Class A                        1.00%
                                Class B                  1.10%
                                -------                  -----

Lehman Brothers Aggregate
Bond Index/1/                                             1.07%/3/
                                                          --------

PIMCO Total Return Portfolio For the period ended 06/30/01 Managed by Pacific Investment Management Company, LLC.

Letter to Policyholders (continued)

Top 10 Portfolio Holdings by Market Value As of 06/30/01
% of portfolio
---------------
GNMA (7.00%, 7/01/31)                                                   17.6
                                                                        ----

FHLMC (6.00%, 7/16/31)                                                  13.4
                                                                        ----

FNMA (6.625%, 11/15/10)                                                  7.2
                                                                         ---

FNMA (3.63%, 12/20/01)                                                   5.5
                                                                         ---

Federal Farm Credit Bank                                                 4.2
                                                                         ---

FHLMC (3.90%, 9/13/01)                                                   4.2
                                                                         ---

Hershey Foods Corp.                                                      3.5
                                                                         ---

National Rural Utilities                                                 3.5
                                                                         ---

KFW International Finance                                                3.5
                                                                         ---

Walt Disney Co. (The)                                                    3.5
                                                                         ---

Portfolio Composition (% of portfolio market value) As of 06/30/01

                                     [GRAPH]

                   US Treasuries                                9.0%
                   US Agencies                                  9.0%
                   Cash and Cash Equivalents                   50.0%
                   Mortgages                                   32.0%



/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of the taxable bonds in the U.S. market, with maturities of at least one year.


/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.


/3/The Lehman Brothers Aggregate Bond Index returns are based on an inception date of 2/28/01.

The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

PIMCO Innovation Portfolio                         For the period ended 06/30/01
Managed by PIMCO Equity Advisors

Letter to Policyholders

Market Analysis
Tech stocks suffered a dramatic rout in the first quarter, as Fed rate cuts were unable to buoy the sector. Despite a January rally, the NASDAQ Composite Index /1/ ended down 25.51% for the quarter. However, the NASDAQ Composite Index rebounded in the second quarter, rising 17.43% The tech sector enjoyed a multi-week rally in April and May, but this uptrend proved unsustainable, and many of the gains were given back by the end of the second quarter.

The technology sector continues to suffer from a decelerating economy, which has weakened the fundamentals of most technology stocks significantly. In particular, corporate technology spending came to a virtual standstill in the first quarter of 2001, which dramatically affected earnings in the second quarter.

Performance Analysis
PIMCO Innovation Portfolio suffered along with the NASDAQ Composite Index from the inception of the portfolio to the end of the first quarter. The Portfolio actually underperformed the Index during this period, largely due to its significant exposure to non-tech innovators in the healthcare sector, which did not perform well when the Federal Reserve started cutting rates. However, despite great volatility in the technology sector, PIMCO Innovation Portfolio ended the second quarter in positive territory.

Software stocks proved particularly disappointing in the first quarter. The industry, which had posted strong relative returns in the third and fourth quarters, was punished by investors for its high valuations. It also was hurt by news that some companies were cutting their software spending because of the economic downturn. Telecom equipment stocks continued to disappoint in the first quarter, as competitive local exchange carriers (CLECs) started to flounder and spending on telecom equipment dropped precipitously.

The Portfolio's exposure to semiconductors and PC makers positively contributed to the Portfolio's performance in the first quarter. These industries benefited from low relative valuations and the perception that they will be early recoverers in the event of an economic re-acceleration. Wireless stocks also posted solid relative returns, with cell phone handset maker Nokia meeting earnings expectations for the first quarter despite slowing demand.

One area of strength in the second quarter was local area networking. Companies such as Foundry and Extreme Networks both performed exceptionally well and posted significant gains for the quarter. Another industry within technology that performed well was storage area networking, an area where fundamentals appear to have bottomed and started to recover. The portfolio is overweight in both these areas, as both appear poised to be early recoverers.

Certain Internet stocks also showed positive results in the second quarter. Ebay appears to be exceeding expectations and AOL Time Warner continues to benefit from merger synergies. Fiber optics and telecom chips continued to be an area of disappointment in the technology sector, as company after company came out with disappointing pre-announcements. However, the portfolio is underweight in this industry, and will continue to do so until there is greater visibility on when it will start to work through its inventory correction.

Outlook
Due to the volatile technology market and the lack of visibility, it is hard to predict how the entire sector will perform. However, specific industries in technology--which comprise approximately 15% of the sector--have begun to show signs of recovery. It is within these areas that we intend to invest, while watching to see what industries will be next to show positive returns, and invest accordingly.

We are confident that the aggressive Federal Reserve easing cycle will have a significant effect on the economy and the stock market. We believe the economy will start to show signs of improvement by year end and that portions of corporate spending on technology will accelerate in advance of the economic recovery.

Dennis P. McKechnie
Portfolio Manager
PIMCO Equity Advisors

                                                 Average Annual Return/2/
Inception 2/12/01                           (for the period ended 6/30/01)
                                            ------------------------------

                                                     Since inception
                                                     ---------------

PIMCO
Innovation Portfolio -- Class A                             (5.71)%
                              Class B                      (24.10)%
                              -------                      --------

S&P 500 Index/3/                                             (7.52)%/4/
                                                             ----------

PIMCO Innovation Portfolio                         For the period ended 06/30/01
Managed by PIMCO Equity Advisors

Letter to Policyholders (continued)

Top 10 Portfolio Holdings by Market Value As of 06/30/01
                                                        % of portfolio
                                                        --------------
VERITAS Software Corp.                                           3.4
                                                                 ---

PeopleSoft, Inc.                                                 3.1
                                                                 ---

Applied Materials, Inc.                                          3.1
                                                                 ---

Siebel Systems, Inc.                                             2.9
                                                                 ---

AOL Time Warner, Inc.                                            2.9
                                                                 ---

Dell Computer Corp.                                              2.9
                                                                 ---

QUALCOMM, Inc.                                                   2.9
                                                                 ---

Sun Microsystems, Inc.                                           2.8
                                                                 ---

Micron Technology, Inc.                                          2.8
                                                                 ---

Microsoft Corp.                                                  2.7
                                                                 ---

Top Portfolio Sectors (% of portfolio market value) As of 6/30/01

                                     [GRAPH]

                   Capital Goods                              2.0%
                   Communication Services                     3.0%
                   Health Care                                2.0%
                   Consumer Cyclicals                         1.0%
                   Consumer Staples                           4.0%
                   Other                                      5.0%
                   Technology                                83.0%



/1/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ.


/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.


/3/The S&P 500 Index is an unmanaged index consisting of the stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.


/4/The S&P 500 Index returns are based on an inception date of 2/28/01.

The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

Met/Putnam Research Portfolio                      For the period ended 06/30/01
Managed by Putnam Investment Management, LLC.

Letter to Policyholders

Summary
The Met/Putnam Research Portfolio underperformed the S&P 500 Index/1/ since inception (Feb. 12, 2001), falling 10.0% versus a decline of 7.5% for the S&P 500 for the same period. The underperformance was based largely on stock selection in the technology and communications sectors.

Market Overview: U.S. Equity Markets In the first half of 2001, the Federal Reserve Board attempted to steer the U.S. economy clear of recession, cutting interest rates six times in one of the fastest and most aggressive easing cycles in Fed history. The U.S. equity market experienced extreme market volatility, particularly in the first quarter. It regained some of its footing in Q2, only to lose its bearings once again late in the quarter amid pre-announcements of earnings disappointments and economic uncertainty.

Portfolio Analysis
The Met/Putnam Research Portfolio underperformed the S&P 500 Index during the semiannual period ending June 30, 2001, falling 10.0% since an inception date of Feb. 12, 2001, versus a decline of 7.5% for the S&P 500 for the same period. The underperformance occurred early in the period; the portfolio dropped 16.5% from February 12 to the end of the first quarter on March 31, while the index slipped 12.6%. The portfolio recovered some of these losses in the second quarter, with a 7.9% advance versus 5.9% for the index.

The fund represents the strongest stock recommendations of Putnam's equity research team. The portfolio's strategy is founded on detailed, disciplined research that assesses the value of a stock relative to its price and determines the variables that can affect both. For the most part, the portfolio is sector- and style-neutral to the S&P, relying instead on a bottom-up stock selection process.

The portfolio's underperformance during the semiannual period was based largely on stock selection in the technology and communications sectors. In the communications sector, negative contributors included McLeod USA, Global Crossing LTD, and Tycom LTD. The technology sector was hurt as corporations "battened down the hatches," dramatically reducing capital spending, particularly in area of the information technology. Poorly performing technology holdings were concentrated in storage and software with negative contributors including I2 Technologies (software), EMC (software), BEA Systems (software), Network Appliance (storage), and Veritas (software and storage).

Stock selection among consumer staples and consumer cyclicals boosted returns. The top contributors in the consumer staples sector included media stocks (Clear Channel Communications and AOL Time Warner). Continued strength in consumer spending has helped recent valuations in media stocks, which have become more attractive since recovering somewhat from underperforming in 2000.

The portfolio's top performing consumer cyclicals were exclusively in retail (Lowe's and TJX Companies). The retail sector has also benefitted from the continued relative strength in consumer spending, the Federal Reserve Board's recent interest rate cuts, and the anticipated Federal income tax cut.

Outlook: U.S. Equity Markets
We believe that economic uncertainty will continue to pressure rapidly growing, high-quality growth companies. While we do not expect this condition to persist over the long term, we have taken steps to focus on companies that we expect will grow profits even during unsettled economic times.

As mentioned earlier, the Portfolio is designed to represent the best ideas of the Putnam research department. Therefore, it is kept relatively style- and sector-neutral relative to the S&P 500. Putnam's equity research team performs the disciplined research-driven stock analysis required to select each potential holding. The portfolio is compiled from a selection of their strongest stock recommendations--their "best ideas."


Putnam Global Equity Research Committee
---------------------------------------
                                                     Average Annual Return/2/
Inception 2/12/01                              (for the period ended 6/30/01)
                                               ------------------------------

                                                       Since inception
                                                       ---------------

Met/Putnam
Research Portfolio -- Class B                                (10.00)%
                                                             --------

S&P 500 Index/1/                                               (7.52)%/3/

Met/Putnam Research Portfolio                      For the period ended 06/30/01
Managed by Putnam Investment Management, LLC.

Letter to Policyholders (continued)

Top 10 Portfolio Holdings by Market Value As of 06/30/01

                                                                 % of portfolio

Microsoft Corp.                                                           4.9
                                                                          ---

Citigroup, Inc.                                                           4.4
                                                                          ---

Coca-Cola Co. (The)                                                       3.7
                                                                          ---

AOL Time Warner, Inc.                                                     3.3
                                                                          ---

Royal Dutch Petroleum Co.                                                 3.1
                                                                          ---

Clear Channel Communications, Inc.                                        2.8
                                                                          ---

Exxon Mobil Corp.                                                         2.7
                                                                          ---

SBC Communications, Inc.                                                  2.7
                                                                          ---

Medtronic, Inc.                                                           2.6
                                                                          ---

Schering-Plough Corp.                                                     2.6
                                                                          ---

Top 10 Portfolio Sectors (% of portfolio market value) As of 06/30/01

                                     [GRAPH]

                         Other                                     3.7%
                         Utility                                   3.8%
                         Conglomerates                             2.5%
                         Consumer Staples                         22.5%
                         Consumer Cyclical                         4.3%
                         Communication Services                    4.7%
                         Energy                                    8.6%
                         Healthcare                               11.5%
                         Technology                               21.2%
                         Financial                                17.2%


/1/ The S&P 500 Index is an unmanaged index consisting of stocks of 500 of the largest U.S.-based companies. The Index does not include fees or expenses and is not available for direct investment.


/2/ "Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.


/3/ The S&P 500 Index returns are based on an inception date of 2/28/01.

The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

Met Investors Series Trust
J.P. Morgan Small Cap Stock Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                                  Value
Description                                                             Shares          (Note 2)
                                                                        ------          --------
Common Stocks - 94.2%
Advertising - 0.5%
Catalina Marketing Corp.*.........................................         4,700        $143,397
Getty Images, Inc.*...............................................         8,600         225,836
Obie Media Corp.*.................................................        14,100          99,546
                                                                          ------          ------

                                                                                         468,779

Airlines - 1.1%
Skywest, Inc......................................................        35,900       1,005,200
                                                                          ------       ---------

Apparel Retailers - 1.5%
Abercrombie & Fitch Co.*..........................................        13,350         594,075
Hot Topic, Inc.*..................................................        11,200         348,320
Pacific Sunwear of California, Inc.*..............................         8,900         199,627
Talbots, Inc......................................................         5,300         231,875
                                                                           -----         -------

                                                                                       1,373,897

Automotive - 1.8%
Federal Signal Corp...............................................        10,600         248,782
Monaco Coach Corp.*...............................................        21,100         700,520
National R.V. Holdings, Inc.*.....................................        20,600         309,000
Oshkosh Truck Corp................................................         2,900         128,325
Superior Industries International, Inc............................         5,300         202,990
                                                                           -----         -------

                                                                                       1,589,617

Banking - 4.9%
American Capital Strategies, Ltd..................................        15,500         434,930
AmeriCredit Corp.*................................................         8,700         451,965
Bank United Financial Corp.*......................................         4,300          60,415
City National Corp................................................        16,500         730,785
Medallion Financial Corp..........................................        34,800         356,700
MicroFinancial, Inc...............................................         7,300         118,333
National Commerce Financial Corp..................................        16,900         411,853
Net.B@nk, Inc.*...................................................        31,000         350,300
Pacific Century Financial Corp....................................        29,800         768,542
R&G Financial Corp................................................        12,000         192,600
Waypoint Financial Corp...........................................        11,800         148,090
Westamerica Bancorp...............................................         8,100         317,925
Wintrust Financial Corp...........................................         2,600          64,610
                                                                           -----          ------

                                                                                       4,407,048

Beverages, Food & Tobacco - 0.2%
Suiza Foods Corp.*................................................         4,000         212,400
                                                                           -----         -------

Building Materials - 2.1%
Dal-Tile International, Inc.*.....................................        24,100         447,055
Elcor Corp........................................................        14,650         296,662
Encompass Services Corp.*.........................................        39,400         352,630
Omnicare, Inc.....................................................        38,200         771,640
                                                                          ------         -------

                                                                                       1,867,987

Chemicals - 2.7%
Albemarle Corp....................................................        18,200         421,694
Eden Bioscience Corp.*............................................         5,200          51,948
Gentek, Inc.......................................................        40,820         216,346
Olin Corp.........................................................        36,300         616,737
OM Group, Inc.....................................................         7,200         405,000
Potash Corporation of Saskatchewan, Inc...........................         2,700         154,980
Wellman, Inc......................................................        32,100         574,590
                                                                          ------         -------

                                                                                       2,441,295

Commercial Services - 3.2%
Administaff, Inc.*................................................         9,900         257,400
Core Laboratories N.V.*...........................................        15,600         292,500
CuraGen Corp.*....................................................         5,800         211,120
DiamondCluster International, Inc. - Class A*.....................        13,300         169,309
Diversa Corp.*....................................................         5,100         103,734
Isis Pharmaceuticals, Inc.*.......................................        13,000         161,070
ITT Educational Services, Inc.*...................................         6,600         297,000
Maxygen, Inc.*....................................................         5,300         102,820
On Assignment, Inc.*..............................................        38,900         700,200
Stericycle, Inc.*.................................................         8,300         389,685
Trimeris, Inc.*...................................................         4,200         210,294
                                                                           -----         -------

                                                                                       2,895,132

Communications - 2.6%
Advanced Fibre Communications, Inc.*..............................        35,100         737,100
Corvis Corp.*.....................................................        28,600         125,554
L-3 Communications Holdings, Inc.*................................         4,900         373,870
Polycom, Inc.*....................................................        19,900         459,491
SBA Communications Corp.*.........................................         8,600         212,850
Titan Corp. (The)*................................................         3,800          87,020
Turnstone Systems, Inc.*..........................................        40,800         285,600
U.S. Wireless Corp.*(a)...........................................        23,100          67,221
                                                                          ------          ------

                                                                                       2,348,706

Computer Software & Processing - 9.3%
Agile Software Corp.*.............................................        16,900         287,300
Alliance Data Systems Corp.*......................................        10,700         160,500
Apropos Technology, Inc.*.........................................        18,300          45,933
Borland Software Corp.*...........................................        30,400         474,240
Certicom Corp.*...................................................        10,400          28,288
Eclipsys Corp.*...................................................        23,500         660,350
eFunds Corp.*.....................................................        11,275         209,715
Espeed, Inc. - Class A*...........................................        40,200         884,400
HNC Software, Inc.*...............................................         9,100         177,450
Innovative Solutions and Support, Inc.*...........................        16,300         234,720
Internet Security Systems, Inc.*..................................         9,200         446,752
Interwoven, Inc.*.................................................         7,400         125,060
MatrixOne, Inc.*..................................................        19,000         440,610
Metasolv Software, Inc.*..........................................        11,500          91,195
Netegrity, Inc.*..................................................         8,325         249,750
Nuance Communications, Inc.*......................................         4,800          86,496
Peregrine Systems, Inc.*..........................................        18,800         545,200
PLATO Learning, Inc.*.............................................         4,000         123,800
Precise Software Solutions Ltd.*..................................        28,900         887,230
Retek, Inc.*......................................................        13,400         642,396
Saba Software, Inc.*..............................................        25,200         413,532

                             See notes to financial statements

Met Investors Series Trust
J.P. Morgan Small Cap Stock Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited) (Percentage of Net Assets)

Security                                                                                Value
Description                                                             Shares         (Note 2)
                                                                        ------         --------

Computer Software & Processing - continued
SmartForce Plc (ADR)*.............................................        18,700        $658,801
SonicWALL, Inc.*..................................................         2,800          70,588
Source Information Management Co. (The)*..........................        32,400         179,172
SynQuest, Inc.*...................................................         7,185          25,147
Tumbleweed Communications Corp.*..................................        22,100          83,759
Witness Systems, Inc.*............................................        18,000         197,820
                                                                          ------         -------

                                                                                       8,430,204

Computers & Information - 0.3%
Cirrus Logic, Inc.*...............................................         2,500          57,575
Mercury Computer Systems, Inc.*...................................         4,466         196,951
                                                                           -----         -------

                                                                                         254,526

Containers & Packaging - 0.7%
Pactiv Corp.*.....................................................        46,200         619,080
                                                                          ------         -------

Cosmetics & Personal Care - 0.7%
Alberto-Culver Co. - Class B......................................        14,400         605,376
Electric Utilities - 2.2%                                                           -----------
ALLETE, Inc.......................................................         9,325         209,812
Cleco Corp........................................................        40,600         923,650
CMS Energy Corp...................................................        30,500         849,425
                                                                          ------         -------

                                                                                       1,982,887

Electrical Equipment - 1.1%
Active Power, Inc.*...............................................        29,700         495,396
Capstone Turbine Corp.*...........................................        22,200         499,278
                                                                          ------         -------

                                                                                         994,674

Electronics - 4.2%
Axcelis Technologies, Inc.*.......................................         9,000         133,200
AXT, Inc.*........................................................        14,900         397,830
Cymer, Inc.*......................................................         3,800          96,102
DDi Corp.*........................................................        22,600         452,000
Exar Corp.*.......................................................        18,400         363,584
Garmin Ltd.*......................................................        15,600         356,460
hi/fn, Inc.*......................................................        16,300         246,619
Integrated Circuit Systems, Inc.*.................................        21,500         412,800
Lattice Semiconductor Corp.*......................................         8,000         195,200
LTX Corp.*........................................................         2,900          74,124
Monolithic System Technology, Inc.*...............................         6,300          69,615
Multilink Technology Corp.*.......................................         5,300          75,790
Oplink Communications, Inc.*......................................         5,939          22,271
Photronics, Inc.*.................................................         2,800          71,848
Power-One, Inc.*..................................................        20,900         347,776
Silicon Image, Inc.*..............................................        34,700         173,500
Stratos Lightwave, Inc.*..........................................        20,700         269,100
Veeco Instruments, Inc.*..........................................         1,500          59,625
                                                                           -----          ------

                                                                                       3,817,444

Entertainment & Leisure - 2.9%
American Classic Voyages Co.*.....................................        16,500          57,750
Anchor Gaming*....................................................        14,500         936,990
Concord Camera Corp.*.............................................        21,600         127,440

Entertainment & Leisure - continued
JAKKS Pacific, Inc.*..............................................        23,200         433,840
Penn National Gaming, Inc.*.......................................        22,300         566,420
Six Flags, Inc.*..................................................        14,500         305,080
WMS Industries, Inc.*.............................................         5,900         189,803
                                                                           -----         -------

                                                                                       2,617,323

Financial Services - 5.4%
Allied Capital Corp...............................................        30,600         708,390
American Home Mortgage Holdings, Inc..............................        26,000         309,530
Ameritrade Holding Corp.*.........................................        66,800         531,728
Annaly Mortgage Management, Inc...................................        24,825         340,351
Anthracite Capital, Inc...........................................         4,400          48,620
Doral Financial Corp..............................................        19,300         661,990
Heller Financial, Inc.............................................        32,700       1,308,000
Instinet Group, Inc.*.............................................        12,000         223,680
NextCard, Inc.*...................................................        31,900         352,495
Ocwen Financial Corp.*............................................        36,300         372,075
                                                                          ------         -------

                                                                                       4,856,859

Forest Products & Paper - 2.3%
Aracruz Celulose S.A. (ADR).......................................        15,225         284,707
Buckeye Technologies, Inc.*.......................................        34,800         501,120
Caraustar Industries, Inc.........................................        43,600         401,120
Universal Forest Products, Inc....................................        39,600         891,000
                                                                          ------         -------

                                                                                       2,077,947

Health Care Providers - 1.6%
Accredo Health, Inc.*.............................................         6,525         242,665
LifePoint Hospitals, Inc.*........................................        10,225         452,763
Triad Hospitals, Inc.*............................................        24,900         733,803
                                                                          ------         -------

                                                                                       1,429,231

Heavy Machinery - 3.5%
Applied Industrial Technologies, Inc..............................        13,100         248,245
Asyst Technologies, Inc.*.........................................         6,400          86,400
Flowserve Corp.*..................................................        15,500         476,625
FMC Technologies, Inc.*...........................................        18,000         371,700
IDEXX Corp........................................................        13,100         445,400
McDermott International, Inc.*....................................        79,300         923,845
Optimal Robotics Corp.*...........................................        10,920         414,960
PRI Automation, Inc.*.............................................         4,700          87,067
W-H Energy Services, Inc.*........................................         7,600         144,400
                                                                           -----         -------

                                                                                       3,198,642

Home Construction, Furnishings & Appliances - 0.5%
D.R. Horton, Inc..................................................         7,601         172,543
Furniture Brands International, Inc.*.............................        10,400         291,200
                                                                          ------         -------

                                                                                         463,743

Household Products - 0.7%
Gentex Corp.*.....................................................        21,600         601,992
                                                                          ------         -------

Industrial - Diversified - 1.9%
Shaw Group, Inc.*.................................................        13,100         525,310

                             See notes to financial statements

Met Investors Series Trust
J.P. Morgan Small Cap Stock Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited) (Percentage of Net Assets)

Security                                                                                Value
Description                                                               Shares       (Note 2)
                                                                          ------       --------

Industrial - Diversified - continued
Symyx Technologies, Inc.*.........................................        16,500        $433,785
Valmont Industries, Inc...........................................        40,800         742,560
                                                                          ------         -------

                                                                                       1,701,655

Insurance - 3.8%
American Physicians Capital, Inc.*................................         9,900         193,050
HCC Insurance Holdings, Inc.......................................         8,900         218,050
Hooper Holmes, Inc................................................        61,400         629,350
MIIX Group, Inc...................................................         3,700          31,450
Odyssey Re Holdings Corp.*........................................         8,900         160,823
Protective Life Corp..............................................        21,400         735,518
StanCorp Financial Group, Inc.....................................        15,900         753,501
W.R. Berkley Corp.................................................        18,100         749,702
                                                                          ------         -------

                                                                                       3,471,444

Lodging - 1.0%
Orient-Express Hotels, Ltd.*......................................        11,100         244,755
Station Casinos, Inc.*............................................        41,300         660,800
                                                                          ------         -------

                                                                                         905,555

Media - Broadcasting & Publishing - 1.1%
Hearst-Argyle Television, Inc.*...................................        19,900         398,000
Insight Communications Co., Inc.*.................................        24,900         622,500
                                                                          ------         -------

                                                                                       1,020,500

Medical Supplies - 4.4%
August Technology Corp.*..........................................        18,200         259,896
Bruker Daltonics, Inc.*...........................................         6,500          97,955
Coherent, Inc.*...................................................         1,000          36,170
Cyberonics, Inc.*.................................................        12,000         202,800
Enzon, Inc.*......................................................         6,100         381,250
i-STAT Corp.*.....................................................        24,000         353,760
Meade Instruments Corp.*..........................................        28,000         188,440
Mettler-Toledo International, Inc.*...............................        13,600         588,200
Millipore Corp....................................................        13,100         811,938
Molecular Devices Corp.*..........................................         2,900          58,145
Physiometrix, Inc.*...............................................        13,200          39,600
Priority Healthcare Corp. - Class B*..............................         7,500         212,100
Roper Industries, Inc.............................................         9,300         388,275
STAAR Surgical Co.*...............................................        30,500         147,315
Transgenomic, Inc.*...............................................        10,400         197,600
                                                                          ------         -------

                                                                                       3,963,444

Metals - 1.4%
Gulf Island Fabrication, Inc.*....................................        10,400         149,760
Mueller Industries, Inc.*.........................................        22,500         740,475
Precision Castparts Corp..........................................         9,000         336,780
                                                                           -----         -------

                                                                                       1,227,015

Oil & Gas - 3.0%
Abraxas Petroleum Corp.*..........................................        26,000          82,160
Atmos Energy Corp.................................................        31,900         780,274
Global Industries, Ltd.*..........................................        16,300         203,261
National-Oilwell, Inc.*...........................................         7,900         211,720
Spinnaker Exploration Co.*........................................        24,200         964,612
Stone Energy Corp.*...............................................         5,300         234,790
Westport Resources Corp.*.........................................        13,000         273,000
                                                                          ------         -------

                                                                                       2,749,817

Pharmaceuticals - 6.8%
Abgenix, Inc.*....................................................        11,900         535,500
Adolor Corp.*.....................................................         5,700         123,120
Albany Molecular Research, Inc.*..................................         5,000         190,050
Amylin Pharmaceuticals, Inc.*.....................................         7,200          81,000
Aviron*...........................................................         1,700          96,900
Charles River Laboratories Intl., Inc.*...........................        34,400       1,195,400
COR Therapeutics, Inc.*...........................................        11,300         344,650
Durect Corp.*.....................................................         3,700          51,800
Gilead Sciences, Inc.*............................................         6,800         395,692
ImmunoGen, Inc.*..................................................         6,200         124,000
Inhale Therapeutic Systems, Inc.*.................................         8,497         195,431
Invitrogen Corp.*.................................................         5,100         366,180
La Jolla Pharmaceutical Co.*......................................        14,200         145,550
Ligand Pharmaceuticals, Inc. - Class B*...........................        43,100         487,030
Medarex, Inc.*....................................................        12,100         284,350
Neurocrine Biosciences, Inc.*.....................................        17,000         679,830
OSI Pharmaceuticals, Inc.*........................................         3,900         205,101
POZEN, Inc.*......................................................         9,488         142,320
Praecis Pharmaceuticals, Inc.*....................................        12,300         202,212
Unilab Corp.*.....................................................         9,300         234,360
XOMA Ltd.*........................................................         6,600         113,058
                                                                           -----         -------

                                                                                       6,193,534

Real Estate - 5.4%
Centerpoint Properties Corp. (REIT)...............................        17,707         888,891
Cousins Properties, Inc. (REIT)...................................        36,414         977,716
General Growth Properties, Inc. (REIT)............................        17,005         669,317
Highwood Properties, Inc. (REIT)..................................         8,500         226,525
Innkeepers USA Trust (REIT).......................................        21,153         253,413
Mission West Properties, Inc. (REIT)..............................        11,210         135,641
Prentiss Properties Trust (REIT)..................................        24,703         649,689
United Dominion Realty Trust, Inc. (REIT).........................        25,610         367,503
Ventas, Inc. (REIT)...............................................        26,339         288,412
Weingarten Realty Investors (REIT)................................         9,302         407,893
                                                                           -----         -------

                                                                                       4,865,000

Restaurants - 0.8%
AFC Enterprises, Inc.*............................................        24,300         465,467
California Pizza Kitchen, Inc.*...................................         5,200         120,900
Jack in the Box, Inc.*............................................         6,475         168,998
                                                                           -----         -------

                                                                                         755,365

Retailers - 2.6%
Alloy Online, Inc.*...............................................        14,500         207,495
Cost Plus, Inc.*..................................................        15,000         450,000
Linens 'n Things, Inc.*...........................................         7,700         210,364

                             See notes to financial statements

Met Investors Series Trust
J.P. Morgan Small Cap Stock Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited) (Percentage of Net Assets)

Security                                                                     Value
Description                                                      Shares     (Note 2)
                                                                 ------     --------

Retailers - continued
Priceline.com, Inc.*......................................       8,000        72,400
School Specialty, Inc.*...................................      17,600      $454,960
Williams-Sonoma, Inc.*....................................      23,600       916,152
                                                                ------       -------

                                                                           2,311,371

Telephone Systems - 0.9%
Boston Communications Group, Inc.*........................      28,375       408,600
Flag Telecom Holdings Ltd.*...............................      41,600       145,600
IBasis, Inc.*.............................................      26,300       131,500
ITXC Corp.*...............................................      22,400       156,800
                                                                ------       -------

                                                                             842,500

Textiles, Clothing & Fabrics - 2.5%
Coach, Inc.*..............................................      11,800       448,990
Genesco, Inc.*............................................      21,200       712,320
Mohawk Industries, Inc.*..................................      11,100       390,720
Quiksilver, Inc.*.........................................      13,800       345,000
Vans, Inc.*...............................................      16,450       386,575
                                                                ------       -------

                                                                           2,283,605

Transportation - 2.6%
C.H. Robinson Worldwide, Inc..............................       4,820       134,430
Forward Air Corp.*........................................       5,000       149,750
GATX Corp.................................................      21,900       878,190
Werner Enterprises, Inc...................................      34,675       840,869
Willis Lease Finance Corp.*...............................      35,900       397,413
                                                                ------       -------

                                                                           2,400,652

Total Common Stocks (Cost $82,231,860)....................                85,251,446
                                                                          ----------

Convertible Preferred Stocks - 0.1%

Financial Services - 0.1%
Amcv Capital Trust I, 7.00%, convertible to 02/15/15
(Cost $195,000)*..........................................       3,900        45,825
                                                                 -----        ------

Par                  Security                                                                                Value
Amount               Description                                                                            (Note 2)
                Short-Term Investments - 15.0%
$2,618,189      Banc One, Bank Note, 4.058%, due 07/02/01(b)..........................................     2,618,189
2,094,551       Credit Suisse First Boston, Triparty Corporate, 4.165%, due 07/02/01(b)...............     2,094,551
2,061,093       Fleet National Bank, Bank Note, 4.205%, due 10/31/01(b)...............................     2,061,093
1,047,275       Merrill Lynch I, Triparty Corporate, 4.165%, due 07/02/01(b)..........................     1,047,275
523,638         Merrill Lynch, Bank Note, 3.94%, due 04/05/02(b)......................................       523,638
3,141,826       Merrimac, Money Market Fund, 4.12%, due 07/02/01(b)...................................     3,141,826
523,638         Royal Bank of Canada, Eurodollar Overnight, 4.00%, due 07/02/01(b)....................       523,638
1,570,913       Toronto Dominion, Eurodollar Overnight, 4.063%, due 07/02/01(b).......................     1,570,913
                ---------------------------------------------------------------                            ---------

                Total Short-Term Investments (Cost $13,581,123).......................................    13,581,123
                -----------------------------------------------                                           ----------

                TOTAL INVESTMENTS - 109.3%
                (Cost $96,007,983)....................................................................    98,878,394

                Other Assets and Liabilities (net) - (9.3%)...........................................    (8,400,201)
                -------------------------------------------                                               -----------

                TOTAL NET ASSETS - 100%...............................................................   $90,478,193
                -----------------------                                                                  -----------

               Portfolio Footnotes:

               * Non-income producing security.

               (a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

               (b) Represents investment of collateral received from securities lending transactions.

               ADR - American Depositary Receipt

               REIT - Real Estate Investment Trust

               See notes to financial statements

Met Investors Series Trust
J.P. Morgan Quality Bond Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Par                Security                                                                                           Value
Amount             Description                                                    Coupon           Maturity          (Note 2)
                   -----------                                                    ------           --------          --------

            Domestic Bonds & Debt Securities - 86.7%
            Aerospace & Defense - 0.1%
$90,000     Lockheed Martin Corp..............................................    7.750%         05/01/2026           $91,106
            ---------------------                                                 ------         ----------           -------

            Asset Backed Securities - 19.6%
2,500,000   American Express Master Trust.....................................    5.143%         08/15/2002         2,501,712
2,500,000   AmeriCredit Auto Receivable Trust 1999-B A4.......................    5.960%         03/12/2006         2,546,573
2,500,000   Associates Automobile Receivables Trust...........................    6.820%         02/15/2005         2,557,615
360,000     Citibank Credit Card Master Trust.................................    5.500%         02/15/2006           363,191
1,230,000   Citibank Credit Card Master Trust.................................    6.150%         03/10/2011         1,203,698
2,108,741   Daimler Chrysler Auto Trust.......................................    6.810%         07/06/2003         2,133,536
4,000,000   First USA Credit Card Master Trust................................    6.420%         03/17/2005         4,089,524
340,000     Fleet Credit Card Master Trust....................................    7.020%         02/15/2008           356,589
1,993,000   Ford Credit Auto Owner Trust......................................    7.070%         04/15/2004         2,060,130
60,000      MBNA Master Credit Card Trust.....................................    6.900%         01/15/2008            62,703
3,115,000   Merrill Lynch Mortgage Investors, Inc.(a).........................    7.560%         09/15/2009         3,281,656
555,785     Money Store Home Equity Trust (The)...............................    6.485%         12/15/2038           563,718
500,000     Peco Energy Transition Trust......................................    5.800%         03/01/2007           505,338
693,270     Residential Asset Securities Corp.................................    7.205%         09/25/2016           702,166
915,000     Residential Asset Securities Corp.................................    7.355%         01/25/2026           945,518
450,000     UBS PFD Funding Trust.............................................    8.622%         10/29/2049           487,219
            ---------------------                                                 ------         ----------           -------

                                                                                                                   24,360,886

            Automotive - 2.0%
1,250,000   Ford Motor Credit Co..............................................    7.875%         06/15/2010         1,305,521
590,000     Ford Motor Credit Co..............................................    7.375%         02/01/2011           596,722
605,000     General Motors Corp...............................................    7.200%         01/15/2011           613,269
            --------------------                                                  ------         ----------           -------

                                                                                                                    2,515,512

            Banking - 5.9%
1,070,000   Bank of America Corp..............................................    7.400%         01/15/2011         1,113,690
450,000     Capital One Bank..................................................    8.250%         06/15/2005           465,776
805,000     First Union National Bank.........................................    7.800%         08/18/2010           863,525
125,000     Fleet Boston Corp.................................................    7.375%         12/01/2009           131,099
225,000     Fleet Capital Ltd.................................................    7.920%         12/11/2026           224,613
805,000     Household Finance Corp............................................    6.750%         05/15/2011           795,582
420,000     HSBC Cap Funding (144A)(b)........................................    9.547%         12/29/2049           475,500
450,000     ING Capital Funding Trust III.....................................    8.439%         12/29/2049           478,341
650,000     Qwest Capital Funding, Inc. (144A)(b).............................    7.250%         02/15/2011           644,578
1,500,000   Wachovia Corp.....................................................    6.700%         06/21/2004         1,550,705
605,000     Wells Fargo Bank NA...............................................    6.450%         02/01/2011           595,989
            -------------------                                                   ------         ----------           -------

                                                                                                                    7,339,398

            Beverages, Food & Tobacco - 0.7%
730,000     Kellogg Co. (144A)(b).............................................    6.600%         04/01/2011           714,618
175,000     Smithfield Foods, Inc.............................................    7.625%         02/15/2008           171,500
            ---------------------                                                 ------         ----------           -------

                                                                                                                      886,118

            Chemicals - 0.1%
150,000     Lyondell Chemical Co..............................................    9.875%         05/01/2007           149,250
            --------------------                                                  ------         ----------           -------

            Collateralized Mortgage Obligations - 8.4%
199,761     Banc of America Commercial Mortgage, Inc.(a)......................    7.109%         11/15/2008           206,692
2,000,000   Credit Suisse First Boston Mortgage Securities Corp.(a)...........    7.545%         04/15/2010         2,114,944
175,000     Credit Suisse First Boston Mortgage Securities Corp.(a)...........    6.380%         12/16/2035           172,816
                        See notes to financial statements

Met Investors Series Trust
J.P. Morgan Quality Bond Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited) (Percentage of Net Assets)


Par                Security                                                                                           Value
Amount             Description                                                    Coupon           Maturity          (Note 2)
                   -----------                                                    ------           --------          --------


            Collateralized Mortgage Obligations - continued
$3,070,000  Credit Suisse First Boston Mortgage Securities Corp.(a)...........    7.290%         09/15/2041        $3,202,738
1,980,000   Lehman Brothers Commercial Conduit Mortgage Trust(a)..............    6.480%         01/18/2008         1,975,026
2,800,000   Nationslink Funding Corp.(a)......................................    6.316%         11/20/2008         2,773,663
            ----------------------------                                          ------         ----------         ---------

                                                                                                                   10,445,879

            Communications - 1.1%
250,000     Nextel Communications, Inc........................................    9.375%         11/15/2009           198,750
145,000     Nextel Communications, Inc........................................    9.500%         02/01/2011           114,005
985,000     Tele-Communications TCI Group.....................................    7.875%         02/15/2026           998,713
            -----------------------------                                         ------         ----------           -------

                                                                                                                    1,311,468

            Cosmetics & Personal Care - 0.2%
200,000     Procter & Gamble Co. (The)........................................    6.875%         09/15/2009           207,894
            --------------------------                                            ------         ----------           -------

            Electric Services - 0.4%
480,000     Dominion Resources, Inc...........................................    7.625%         07/15/2005           502,395
            ------------------------                                              ------         ----------           -------

            Electric Utilities - 0.8%
125,000     Calpine Corp......................................................    8.625%         08/15/2010           121,154
80,000      Calpine Corp......................................................    8.500%         02/15/2011            77,246
550,000     Exelon Generation Co. LLC (144A)(b)...............................    6.950%         06/15/2011           547,445
275,000     Xcel Energy, Inc..................................................    7.000%         12/01/2010           276,344
            -----------------                                                     ------         ----------           -------

                                                                                                                    1,022,189

            Financial Services - 1.6%
240,000     First Union-Lehman Brothers Co(a).................................    6.600%         05/18/2007           245,084
1,730,000   First Union-Lehman Brothers Co(a).................................    6.650%         12/18/2007         1,752,404
            ---------------------------------                                     ------         ----------         ---------

                                                                                                                    1,997,488

            Food Retailers - 0.9%
275,000     Kroger Co.........................................................    7.250%         06/01/2009           280,467
600,000     Safeway, Inc......................................................    6.500%         03/01/2011           585,953
200,000     Winn-Dixie Stores, Inc............................................    8.875%         04/01/2008           203,500
            -----------------------                                               ------         ----------           -------

                                                                                                                    1,069,920

            Health Care Providers - 0.1%
185,000     HCA - The Healthcare Co. (144A)(b)................................    7.875%         02/01/2011           186,898
            ----------------------------------                                    ------         ----------           -------

            Lodging - 0.3%
110,000     Felcor Lodging LP.................................................    9.500%         09/15/2008           111,100
80,000      Felcor Lodging LP (144A)(b).......................................    9.500%         09/15/2008            80,800
235,000     MGM Mirage, Inc...................................................    8.500%         09/15/2010           244,156
            ----------------                                                      ------         ----------           -------

                                                                                                                      436,056

            Media - Broadcasting & Publishing - 1.7%
200,000     Adelphia Communications Corp......................................    7.875%         05/01/2009           177,500
250,000     Clear Channel Communications, Inc.................................    7.650%         09/15/2010           258,173
455,000     Cox Communications, Inc...........................................    7.750%         11/01/2010           475,939
135,000     Cox Enterprises, Inc. (144A)(b)...................................    7.875%         09/15/2010           139,600
250,000     Fox Liberty Networks LLC..........................................    8.875%         08/15/2007           261,250
600,000     News America Holdings, Inc........................................    8.500%         02/15/2005           638,504
100,000     Primedia, Inc. (144A)(b)..........................................    8.875%         05/15/2011            93,000
85,000      Young Broadcasting, Inc. (144A)(b)................................   10.000%         03/01/2011            82,025
            ----------------------------------                                   -------         ----------            ------

                                                                                                                    2,125,991

            Oil & Gas - 2.8%
155,000     Apache Corp.......................................................    7.700%         03/15/2026           162,312
                        See notes to financial statements

Met Investors Series Trust
J.P. Morgan Quality Bond Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)


Par                Security                                                                                           Value
Amount             Description                                                    Coupon           Maturity          (Note 2)
                   -----------                                                    ------           --------          --------


            Oil & Gas - continued
$600,000    Coastal Corp. (The)...............................................   7.750%         06/15/2010          $614,722
200,000     Dynegy, Inc.......................................................   6.875%         07/15/2002           202,773
450,000     Dynegy, Inc.......................................................   7.450%         07/15/2006           465,065
500,000     El Paso Energy Corp...............................................   7.625%         07/15/2011           508,125
220,000     Texaco Capital, Inc. (The)........................................   5.500%         01/15/2009           209,488
530,000     Tosco Corp........................................................   8.125%         02/15/2030           579,476
300,000     WCG Note Trust (144A)(b)..........................................   8.250%         03/15/2004           299,015
470,000     Williams Companies, Inc. (144A)(b)................................   7.500%         01/15/2031           441,793
            ----------------------------------                                   ------         ----------           -------

                                                                                                                   3,482,769

            Restaurants - 0.2%
200,000     Tricon Global Restaurants, Inc....................................   8.875%         04/15/2011           206,000
            -------------------------------                                      ------         ----------           -------

            Retailers - 0.4%
250,000     Federated Department Stores, Inc..................................   6.300%         04/01/2009           240,008
230,000     Lowe's Co., Inc...................................................   7.500%         12/05/2005           242,093
            ----------------                                                     ------         ----------           -------

                                                                                                                     482,101

            Telephone Systems - 1.5%
280,000     AT&T Corp.........................................................   6.500%         03/15/2029           239,777
395,000     AT&T Wireless Group (144A)(b).....................................   7.875%         03/01/2011           396,415
250,000     Global Crossing Ltd...............................................   9.125%         11/15/2006           198,125
150,000     Liberty Media Group...............................................   7.875%         07/15/2009           144,060
205,000     Liberty Media Group...............................................   8.250%         02/01/2030           176,704
465,000     Sprint Capital Corp...............................................   7.625%         01/30/2011           462,155
105,000     Sprint Capital Corp...............................................   6.875%         11/15/2028            89,404
100,000     Verizon Global Funding Corp. (144A)(b)............................   7.750%         12/01/2030           103,155
            --------------------------------------                               ------         ----------           -------

                                                                                                                   1,809,795

            Transportation - 0.1%
100,000     Norfolk Southern Corp.............................................   7.800%         05/15/2027           102,989
            ----------------------                                               ------         ----------           -------

            U.S. Government Agency - 3.4%
1,650,000   Federal Home Loan Mortgage Corp.(a)...............................   6.875%         09/15/2010         1,736,186
700,000     Federal National Mortgage Association(a)..........................   6.625%         09/15/2009           726,256
515,000     Federal National Mortgage Association(a)..........................   6.625%         11/15/2010           533,788
777,000     Federal National Mortgage Association(a)..........................   7.125%         01/15/2030           833,210
335,000     Federal National Mortgage Association(a)..........................   6.625%         11/15/2030           339,707
            ----------------------------------------                             ------         ----------           -------

                                                                                                                   4,169,147

            U.S. Government Agency Mortgage Backed Securities - 26.7%
13,155      Federal Home Loan Mortgage Corp.(a)...............................   8.000%         09/01/2008            13,733
25,848      Federal Home Loan Mortgage Corp...................................   9.500%         04/01/2019            27,708
11,116      Federal Home Loan Mortgage Corp...................................   9.000%         06/01/2019            11,828
638,712     Federal Home Loan Mortgage Corp...................................   6.000%         04/01/2031           613,859
648,472     Federal Home Loan Mortgage Corp...................................   6.000%         05/01/2031           623,239
306,433     Federal Home Loan Mortgage Corp...................................   6.000%         05/01/2031           294,510
647,146     Federal Home Loan Mortgage Corp...................................   6.000%         05/01/2031           621,965
4,035,001   Federal Home Loan Mortgage Corp...................................   6.500%         05/01/2031         3,975,533
713,942     Federal Home Loan Mortgage Corp...................................   6.000%         06/01/2031           686,162
532,096     Federal Home Loan Mortgage Corp...................................   6.500%         06/01/2031           524,254
1,000,100   Federal Home Loan Mortgage Corp...................................   6.500%         06/01/2031           985,361
895,089     Federal Home Loan Mortgage Corp...................................   6.500%         06/01/2031           881,897
999,900     Federal Home Loan Mortgage Corp...................................   6.500%         06/01/2031           985,163


                        See notes to financial statements

Met Investors Series Trust
J.P. Morgan Quality Bond Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited) (Percentage of Net Assets)


Par                Security                                                                                           Value
Amount             Description                                                    Coupon           Maturity          (Note 2)
                   -----------                                                    ------           --------          --------


            U.S. Government Agency Mortgage Backed Securities - continued
$42,904     Federal Home Loan Mortgage Corp...................................    6.500%         06/01/2031           $42,272
77,101      Federal National Mortgage Association.............................    6.000%         04/01/2016            75,999
638,016     Federal National Mortgage Association.............................    6.000%         04/01/2016           628,898
332,426     Federal National Mortgage Association.............................    6.000%         04/01/2016           327,764
25,813      Federal National Mortgage Association.............................    6.000%         04/01/2016            25,451
555,388     Federal National Mortgage Association.............................    6.000%         04/01/2016           547,451
835,250     Federal National Mortgage Association.............................    6.000%         04/01/2016           823,313
331,855     Federal National Mortgage Association.............................    6.000%         05/01/2016           329,011
665,000     Federal National Mortgage Association.............................    6.000%         05/01/2016           655,675
623,488     Federal National Mortgage Association.............................    6.000%         05/01/2016           614,746
670,458     Federal National Mortgage Association.............................    6.000%         06/01/2016           661,057
332,942     Federal National Mortgage Association.............................    6.000%         06/01/2016           328,273
16,600      Federal National Mortgage Association(a)..........................    8.500%         07/01/2019            17,484
706,329     Federal National Mortgage Association.............................    7.000%         06/01/2028           709,794
357,946     Federal National Mortgage Association.............................    7.000%         08/01/2028           359,702
703,355     Federal National Mortgage Association.............................    7.000%         09/01/2028           706,806
625,588     Federal National Mortgage Association.............................    7.000%         08/01/2029           628,657
373,881     Federal National Mortgage Association.............................    7.000%         08/01/2029           375,715
56,597      Federal National Mortgage Association.............................    7.000%         09/01/2029            56,875
22,402      Federal National Mortgage Association.............................    7.000%         12/01/2029            22,512
29,233      Federal National Mortgage Association.............................    7.000%         12/01/2029            29,376
789,614     Federal National Mortgage Association.............................    7.000%         02/01/2030           793,488
303,906     Federal National Mortgage Association.............................    7.000%         02/01/2030           305,397
24,243      Federal National Mortgage Association.............................    7.000%         03/01/2030            24,362
33,273      Federal National Mortgage Association.............................    7.000%         04/01/2030            33,436
708,734     Federal National Mortgage Association.............................    7.000%         05/01/2030           712,211
486,299     Federal National Mortgage Association.............................    7.000%         07/01/2030           488,684
586,218     Federal National Mortgage Association.............................    7.000%         08/01/2030           589,094
227,117     Federal National Mortgage Association.............................    7.000%         12/01/2030           228,231
124,208     Federal National Mortgage Association.............................    6.500%         01/01/2031           122,377
238,336     Federal National Mortgage Association.............................    6.500%         02/01/2031           234,824
498,488     Federal National Mortgage Association.............................    6.500%         03/01/2031           491,142
2,300,000   Federal National Mortgage Association(c)..........................    7.000%         07/01/2031         2,310,063
1,738       Government National Mortgage Association..........................    9.000%         04/15/2009             1,844
9,901       Government National Mortgage Association..........................    9.000%         05/15/2009            10,506
2,485       Government National Mortgage Association..........................    9.000%         05/15/2009             2,636
986         Government National Mortgage Association..........................    9.000%         05/15/2009             1,046
1,233       Government National Mortgage Association..........................    9.000%         05/15/2009             1,308
9,320       Government National Mortgage Association..........................   11.500%         11/15/2015            10,434
20,879      Government National Mortgage Association..........................   10.000%         06/15/2017            21,869
6,837       Government National Mortgage Association..........................    9.250%         07/15/2017             7,219
7,464       Government National Mortgage Association..........................   10.000%         11/15/2017             7,819
3,191       Government National Mortgage Association..........................   11.500%         02/15/2018             3,572
19,394      Government National Mortgage Association..........................   10.000%         03/15/2019            20,314
31,945      Government National Mortgage Association..........................    9.000%         01/15/2020            33,534
13,446      Government National Mortgage Association..........................   10.000%         03/15/2020            14,084
85,699      Government National Mortgage Association..........................    9.250%         05/15/2021            90,497
20,793      Government National Mortgage Association..........................    9.250%         06/15/2021            21,957
9,742       Government National Mortgage Association..........................    9.500%         01/15/2025            10,257
3,486       Government National Mortgage Association..........................    9.500%         05/15/2025             3,671

                        See notes to financial statements

                                       46

Met Investors Series Trust
J.P. Morgan Quality Bond Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)


Par                Security                                                                                           Value
Amount             Description                                                    Coupon           Maturity          (Note 2)
                   -----------                                                    ------           --------          --------


            U.S. Government Agency Mortgage Backed Securities - continued
$161,152    Government National Mortgage Association..........................    8.000%         05/15/2027          $167,130
659,036     Government National Mortgage Association..........................    6.500%         04/15/2028           652,851
1,317,761   Government National Mortgage Association..........................    6.500%         10/15/2028         1,305,394
333,708     Government National Mortgage Association..........................    6.500%         11/15/2028           330,576
2,329,420   Government National Mortgage Association..........................    6.500%         12/15/2028         2,307,558
201,324     Government National Mortgage Association..........................    6.500%         01/15/2029           199,434
135,890     Government National Mortgage Association..........................    6.500%         02/15/2029           134,615
225,228     Government National Mortgage Association..........................    6.500%         04/15/2029           223,114
273,050     Government National Mortgage Association..........................    6.500%         05/15/2029           270,487
142,261     Government National Mortgage Association..........................    6.500%         06/15/2029           140,926
77,175      Government National Mortgage Association..........................    8.000%         07/15/2029            80,037
205,334     Government National Mortgage Association..........................    8.000%         09/15/2029           212,950
426,082     Government National Mortgage Association..........................    8.000%         10/15/2029           441,887
66,181      Government National Mortgage Association..........................    8.000%         05/15/2030            68,636
103,672     Government National Mortgage Association..........................    8.000%         05/15/2030           107,517
210,021     Government National Mortgage Association..........................    8.000%         06/15/2030           217,812
159,891     Government National Mortgage Association..........................    8.000%         06/15/2030           165,822
45,859      Government National Mortgage Association..........................    8.000%         07/15/2030            47,560
531,158     Government National Mortgage Association..........................    8.000%         07/15/2030           550,861
457,612     Government National Mortgage Association..........................    8.000%         07/15/2030           474,586
169,701     Government National Mortgage Association..........................    8.000%         07/15/2030           175,996
            ----------------------------------------                              ------         ----------           -------

                                                                                                                   33,083,668

            U.S. Treasury Securities - 7.7%
285,000     U.S. Treasury Inflation Index Note(a).............................    3.500%         01/15/2011           290,774
2,670,000   U.S. Treasury Note(a).............................................    5.000%         02/15/2011         2,591,571
460,000     U.S. Treasury CPI Note(a).........................................    3.875%         04/15/2029           529,968
855,000     U.S. Treasury Note(a).............................................    6.250%         05/15/2030           906,969
1,745,000   U.S. Treasury Bond(d).............................................    8.875%         02/15/2019         2,312,125
1,738,000   U.S. Treasury Bond(a).............................................    6.750%         08/15/2026         1,928,773
220,000     U.S. Treasury Bond(a).............................................    5.250%         02/15/2029           201,463
730,000     U.S. Treasury Bond(a).............................................    6.125%         08/15/2029           757,313
            ---------------------                                                 ------         ----------           -------

                                                                                                                    9,518,956

            Total Domestic Bonds & Debt Securities (Cost $106,641,678)                                            107,503,873
            ----------------------------------------------------------                                            -----------

            Foreign Bonds & Debt Securities - 9.6%
            Brazil - 0.1%
110,000     Brazil (Republic of) (U.S.$)......................................   14.500%         10/15/2009           114,125
30,000      Brazil (Republic of) (U.S.$)......................................   12.750%         01/15/2020            26,850
60,000      Brazil (Republic of) (U.S.$)......................................   11.000%         08/17/2040            44,276
12,314      Brazil C Bond (U.S.$).............................................    8.000%         04/15/2014             9,146
            ----------------------                                                ------         ----------             -----

                                                                                                                      194,397

            Canada - 0.3%
165,000     Canadian National Railway Co. (Yankee)............................    6.900%         07/15/2028           156,236
200,000     Rogers Wireless Communications, Inc. (144A) (U.S.$)(b)............    9.625%         05/01/2011           202,000
            ------------------------------------------------------                ------         ----------           -------

                                                                                                                      358,236

            Colombia - 0.1%
15,000      Colombia (Republic of) (U.S.$)....................................   10.500%         06/13/2006            15,487
20,000      Colombia (Republic of) (U.S.$)....................................    9.750%         04/23/2009            19,150


                        See notes to financial statements
                                       47

Met Investors Series Trust
J.P. Morgan Quality Bond Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)


Par                Security                                                                                           Value
Amount             Description                                                    Coupon           Maturity          (Note 2)
                   -----------                                                    ------           --------          --------


            Colombia - continued
$50,000     Colombia (Republic of) (U.S.$)....................................    9.750%         04/09/2011           $51,250
15,000      Colombia (Republic of) (U.S.$)....................................   11.750%         02/25/2020            14,363
            ------------------------------                                       -------         ----------            ------

                                                                                                                      100,250

            Costa Rica - 0.0%
10,000      Costa Rica (Republic of) (U.S.$)..................................    9.335%         05/15/2009            10,544
            --------------------------------                                      ------         ----------            ------

            France - 3.5%
580,000     AXA (Yankee)......................................................    8.600%         12/15/2030           639,325
470,000     France Telecom S.A. (144A) (U.S.$)(b).............................    7.750%         03/01/2011           479,871
3,800,000   French Treasury Note (Global).....................................    5.000%         01/12/2006         3,263,923
            -----------------------------                                         ------         ----------         ---------

                                                                                                                    4,383,119

            Germany - 2.6%
3,700,000   Bundesobligation (Global).........................................    5.000%         02/17/2006         3,186,484
            -------------------------                                             ------         ----------         ---------

            Luxembourg - 0.1%
80,000      Tyco International Group S.A. (Yankee)............................    6.375%         06/15/2005            80,882
            --------------------------------------                                ------         ----------            ------

            Mexico - 0.2%
15,000      United Mexican States (U.S.$).....................................    8.625%         03/12/2008            15,600
20,000      United Mexican States (U.S.$).....................................   10.375%         02/17/2009            22,420
80,000      United Mexican States (U.S.$).....................................   11.375%         09/15/2016            96,720
10,000      United Mexican States (U.S.$).....................................   11.500%         05/15/2026            12,625
80,000      United Mexican States Series A (Global)...........................    9.875%         02/01/2010            87,720
            ---------------------------------------                               ------         ----------            ------

                                                                                                                      235,085

            Netherlands - 0.9%
410,000     Deutsche Telekom Finance B.V. (Yankee)............................    8.250%         06/15/2030           422,772
100,000     HSBC Holdings Plc (144A) (Yankee)(b)..............................    7.400%         04/15/2003           103,448
95,000      Koninklijke KPN N.V. (Yankee).....................................    8.000%         10/01/2010            91,286
330,000     Koninklijke KPN N.V. (144A) (Yankee)(b)...........................    8.375%         10/01/2030           304,483
250,000     KPNQwest B.V. (Yankee)............................................    8.125%         06/01/2009           143,750
            ----------------------                                                ------         ----------           -------

                                                                                                                    1,065,739

            Peru - 0.0%
25,000      Peru (Republic of) (U.S.$)........................................    4.000%         03/07/2017            15,725
35,000      Peru (Republic of) (PDI) (U.S.$)..................................    4.500%         03/07/2017            24,349
            --------------------------------                                      ------         ----------            ------

                                                                                                                       40,074

            Philippine Islands - 0.0%
25,000      Philippines (Republic of) (U.S.$).................................    9.875%         03/16/2010            24,594
25,000      Philippines (Republic of) (U.S.$).................................    9.875%         01/15/2019            21,813
            ---------------------------------                                     ------         ----------            ------

                                                                                                                       46,407

            Qatar - 0.0%
60,000      Qatar (State of) (U.S.$)..........................................    9.750%         06/15/2030            67,882
            ------------------------                                              ------         ----------            ------

            Trinidad - 0.1%
15,000      Trinidad & Tobago (Republic of) (U.S.$)...........................    9.875%         10/01/2009            16,950
50,000      Trinidad & Tobago (Republic of) (U.S.$)...........................    9.750%         07/01/2020            55,000
            ---------------------------------------                               ------         ----------            ------

                                                                                                                       71,950

            United Kingdom - 1.7%
595,000     British Telecom Plc (U.S.$).......................................    8.125%         12/15/2010           633,093
840,000     Marconi Corp. Plc (Yankee)........................................    7.750%         09/15/2010           757,154


                        See notes to financial statements

Met Investors Series Trust
J.P. Morgan Quality Bond Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)


Par                Security                                                                                           Value
Amount             Description                                                    Coupon           Maturity          (Note 2)
                   -----------                                                    ------           --------          --------


            United Kingdom - continued
$595,000    Royal Bank of Scotland Group Plc (U.S.$)..........................   9.118%         03/31/2049          $660,564
70,000      Telewest Communication Plc (Yankee)...............................   9.875%         02/01/2010            59,150
            -----------------------------------                                  ------         ----------            ------

                                                                                                                   2,109,961

            Total Foreign Bonds & Debt Securities (Cost $12,338,901)                                              11,951,010
            --------------------------------------------------------                                              ----------

            Short-Term Investments - 4.5%
1,064,539   Banc One, Bank Note, 4.058%, due 07/02/01(e)...................................................        1,064,539
851,631     Credit Suisse First Boston, Triparty Corporate, 4.165%, due 07/02/01(e)........................          851,631
838,027     Fleet National Bank, Bank Note, 4.205%, due 10/31/01(e)........................................          838,027
425,816     Merrill Lynch I, Triparty Corporate, 4.165%, due 07/02/01(e)...................................          425,816
212,908     Merrill Lynch, Bank Note, 3.94%, due 04/05/02(e)...............................................          212,908
1,277,447   Merrimac, Money Market Fund, 4.12%, due 07/02/01(e)............................................        1,277,447
212,908     Royal Bank of Canada, Eurodollar Overnight, 4.00%, due 07/02/01(e).............................          212,908
638,724     Toronto Dominion, Eurodollar Overnight, 4.063%, due 07/02/01(e)................................          638,724
            ---------------------------------------------------------------                                          -------

            Total Short-Term Investments (Cost $5,522,000).................................................        5,522,000
            ----------------------------------------------                                                         ---------

            TOTAL INVESTMENTS - 100.8%
            (Cost $124,502,579)............................................................................      124,976,883
            -------------------                                                                                  -----------

            Other Assets and Liabilities (net) - (0.8%)....................................................         (990,617)
            -------------------------------------------                                                             ---------

            TOTAL NET ASSETS - 100.0%......................................................................     $123,986,266
            =========================                                                                           ============

               Portfolio Footnotes:

               (a) All or a portion of these securities have been segregated to cover open futures contracts and/or when-issued/ delayed delivery transactions.

               (b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

               (c) Security purchased on a delayed or when-issued basis.

               (d) Held as collateral for open futures contracts.

               (e) Represents investment of collateral received from securities lending transactions.

               PDI - Past Due Interest

               Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

               See notes to financial statements

Met Investors Series Trust
J.P. Morgan Quality Bond Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited) (Percentage of Net Assets)

The following table summarizes the portfolio composition of long-term debt holdings at June 30, 2001, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.


Portfolio Composition by Credit Quality
             Ratings%                                         of portfolio
             Treasury                                               10.00%
             Agency                                                  30.40
             AAA                                                     33.90
             AA                                                       2.40
             A                                                       11.80
             BBB                                                      9.30
             BB                                                       1.80
             B                                                        0.40
                                                                    100.0%

                             See notes to financial statements

Met Investors Series Trust
J.P. Morgan Select Equity Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)


Security                                                                               Value
Description                                                             Shares        (Note 2)
                                                                        ------        --------
Common Stocks - 96.7%
Aerospace & Defense - 0.2%
Honeywell International, Inc......................................       14,400         $503,856
                                                                         ------         --------

Airlines - 0.3%
Southwest Airlines Co.............................................       35,900          663,791
                                                                         ------          -------

Apparel Retailers - 0.4%
Abercrombie & Fitch Co.*..........................................       21,100          938,950
                                                                         ------          -------

Automotive - 0.6%
Lear Corp.*.......................................................       35,600        1,242,440
                                                                         ------        ---------

Banking - 5.6%
American Express Co...............................................       28,800        1,117,440
Bank One Corp.....................................................       97,000        3,472,600
Capital One Financial Corp........................................       38,000        2,280,000
First Union Corp..................................................       25,600          894,464
National Commerce Financial Corp..................................       35,800          872,446
U.S. Bancorp......................................................      144,620        3,295,890
                                                                        -------        ---------

                                                                                      11,932,840

Beverages, Food & Tobacco - 4.2%
Coca-Cola Co. (The)...............................................       46,100        2,074,500
Pepsico, Inc......................................................       34,700        1,533,740
Philip Morris Co., Inc.(a)........................................      106,900        5,425,175
                                                                        -------        ---------

                                                                                       9,033,415

Chemicals - 0.6%
Praxair, Inc......................................................       25,240        1,186,280
                                                                         ------        ---------

Commercial Services - 0.7%
Cendant Corp.*....................................................       75,475        1,471,762
                                                                         ------        ---------

Communications - 2.7%
American Tower Corp.*.............................................       48,900        1,010,763
CIENA Corp.*......................................................       26,700        1,014,600
Cisco Systems, Inc.*..............................................      181,900        3,310,580
Corvis Corp.*.....................................................       45,300          198,867
JDS Uniphase Corp.*...............................................       14,100          179,775
                                                                         ------          -------

                                                                                       5,714,585

Computer Software & Processing - 6.1%
Citrix Systems, Inc.*.............................................       23,500          820,150
Microsoft Corp.*(a)...............................................       87,400        6,345,240
NCR Corp.*........................................................       41,900        1,969,300
Oracle Corp.*.....................................................       64,900        1,233,100
Peregrine Systems, Inc.*..........................................       41,000        1,189,000
Rational Software Corp.*..........................................       22,700          636,735
Siebel Systems, Inc.*.............................................        8,800          412,720
VERITAS Software Corp.*...........................................        8,594          571,759
                                                                          -----          -------

                                                                                      13,178,004

Computers & Information - 3.2%
Compaq Computer Corp..............................................       61,800          957,281
EMC Corp.*........................................................       17,200          499,660
International Business Machines Corp..............................       34,900        3,943,700
Sun Microsystems, Inc.*...........................................       99,800        1,568,856
                                                                         ------        ---------

                                                                                       6,969,497

Cosmetics & Personal Care - 1.1%
Gillette Co.......................................................       78,400        2,272,816
                                                                         ------        ---------

Electric Utilities - 2.0%
Ameren Corp.......................................................       29,200        1,246,840
Edison International..............................................      110,400        1,230,960
FPL Group, Inc....................................................       11,100          668,331
Wisconsin Energy Corp.............................................       50,600        1,202,762
                                                                         ------        ---------

                                                                                       4,348,893

Electrical Equipment - 4.2%
General Electric Co.(a)...........................................      185,700        9,052,875
                                                                        -------        ---------

Electronics - 3.8%
Altera Corp.*.....................................................       36,700        1,064,300
Intel Corp........................................................      132,300        3,869,775
Micron Technology, Inc.*..........................................       11,800          484,980
Motorola, Inc.....................................................       59,600          986,976
Texas Instruments, Inc............................................       29,100          916,650
Xilinx, Inc.*.....................................................       19,100          787,684
                                                                         ------          -------

                                                                                       8,110,365

Entertainment & Leisure - 0.5%
Mattel, Inc.......................................................       52,300          989,516
                                                                         ------          -------

Environmental Controls - 1.7%
Republic Services, Inc.*..........................................       23,700          470,445
Waste Management, Inc.............................................      101,574        3,130,511
                                                                        -------        ---------

                                                                                       3,600,956

Financial Services - 5.3%
Citigroup, Inc.(a)................................................      143,909        7,604,152
Countrywide Credit Industries, Inc................................       30,800        1,413,104
E*Trade Group, Inc.*..............................................       59,267          382,272
Goldman Sachs Group, Inc. (The)...................................       24,200        2,076,360
                                                                         ------        ---------

                                                                                      11,475,888

Food Retailers - 0.4%
Safeway, Inc.*....................................................       16,900          811,200
                                                                         ------          -------

Forest Products & Paper - 0.6%
Smurfit-Stone Container Corp.*....................................       83,283        1,349,185
                                                                         ------        ---------

Health Care Providers - 1.4%
Tenet Healthcare Corp.*...........................................       60,300        3,110,877
                                                                         ------        ---------

Heavy Machinery - 2.0%
Applied Materials, Inc.*..........................................       27,300        1,340,430
Cooper Cameron Corp.*.............................................       22,300        1,244,340
Cooper Industries, Inc............................................       43,800        1,734,042
                                                                         ------        ---------

                                                                                       4,318,812

                        See notes to financial statements

Met Investors Series Trust
J.P. Morgan Select Equity Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)


Security                                                                               Value
Description                                                             Shares        (Note 2)
                                                                        ------        --------

Home Construction, Furnishings & Appliances - 2.0%
Gemstar-TV Guide Intl., Inc.*.....................................       41,000       $1,804,000
Johnson Controls, Inc.............................................       33,000        2,391,510
                                                                         ------        ---------

                                                                                       4,195,510

Household Products - 0.7%
Procter & Gamble Co...............................................       23,200        1,480,160
                                                                         ------        ---------

Industrial - Diversified - 3.7%
Tyco International, Ltd.(a).......................................      144,639        7,882,826
                                                                        -------        ---------

Insurance - 4.3%
Ambac Financial Group, Inc........................................       40,350        2,348,370
American International Group, Inc.(a).............................       46,700        4,016,200
Cigna Corp........................................................       30,500        2,922,510
                                                                         ------        ---------

                                                                                       9,287,080

Lodging - 0.5%
Marriott International, Inc. - Class A............................       21,900        1,036,746
                                                                         ------        ---------

Media - Broadcasting & Publishing - 4.6%
Adelphia Communications Corp.*....................................       38,400        1,574,400
AOL Time Warner, Inc.*(a).........................................      103,100        5,464,300
Comcast Corp. - Class A*..........................................       10,000          434,000
Fox Entertainment Group, Inc. - Class A*..........................       29,800          831,420
Gannett Co., Inc..................................................       25,000        1,647,500
                                                                         ------        ---------

                                                                                       9,951,620

Medical Supplies - 2.1%
Applera Corp. - Applied Biosystems Group..........................       46,400        1,241,200
Bard (C.R.), Inc..................................................       30,000        1,708,500
Danaher Corp......................................................       28,200        1,579,200
                                                                         ------        ---------

                                                                                       4,528,900

Metals - 0.8%
Alcoa, Inc........................................................       21,116          831,970
Allegheny Technologies, Inc.......................................       54,000          976,860
                                                                         ------          -------

                                                                                       1,808,830

Oil & Gas - 7.7%
Anadarko Petroleum Corp...........................................        9,600          518,688
Chevron Corp.(a)..................................................       57,300        5,185,650
Conoco, Inc. - Class B............................................       26,800          774,520
Dynegy, Inc. - Class A............................................       34,500        1,604,250
Exxon Mobil Corp.(a)..............................................       75,910        6,630,738
Global Marine, Inc.*..............................................       95,500        1,779,165
                                                                         ------        ---------

                                                                                      16,493,011

Pharmaceuticals - 10.3%
American Home Products Corp.......................................       27,800        1,624,632
Amgen, Inc.*......................................................       31,800        1,929,624
Bristol-Myers Squibb Co...........................................       20,800        1,087,840
Human Genome Sciences, Inc.*......................................       14,983          902,726
Johnson & Johnson.................................................       60,172        3,008,600
Merck & Co., Inc..................................................       41,200        2,633,092
Pfizer, Inc.(a)...................................................      102,550        4,107,127
Pharmacia Corp....................................................       52,874        2,429,560
Schering-Plough Corp..............................................      108,800        3,942,912
Vertex Pharmaceuticals, Inc.*.....................................        8,600          425,700
                                                                          -----          -------

                                                                                      22,091,813

Real Estate - 0.3%
Security Capital Group, Inc.*.....................................       30,500          652,700
                                                                         ------          -------

Retailers - 3.8%
Home Depot, Inc...................................................       72,300        3,365,565
Target Corp.......................................................       21,700          750,820
TJX Companies, Inc................................................       50,100        1,596,687
Wal-Mart Stores, Inc..............................................       48,700        2,376,560
                                                                         ------        ---------

                                                                                       8,089,632

Telephone Systems - 6.6%
AT&T Corp.........................................................            1               22
AT&T Corp. - Liberty Media Group*.................................       62,000        1,084,380
BellSouth Corp....................................................       21,200          853,724
Level 3 Communications, Inc.*.....................................       76,400          419,436
Nextel Communications, Inc.*......................................       27,700          484,750
Qwest Communications Intl., Inc.*.................................       95,400        3,040,398
SBC Communications, Inc...........................................       47,977        1,921,959
Sprint Corp. - PCS Group*.........................................      101,100        2,441,565
TyCom, Ltd.*......................................................      107,800        1,854,160
Verizon Communications, Inc.......................................       39,238        2,099,233
                                                                         ------        ---------

                                                                                      14,199,627

Textiles, Clothing & Fabrics - 0.2%
Jones Apparel Group, Inc.*........................................        9,600          414,720
                                                                          -----          -------

U.S. Government Agency - 1.5%
Federal National Mortgage Association.............................       38,900        3,312,335
                                                                         ------        ---------

Total Common Stocks (Cost $207,621,013)...........................                   207,702,313
                                                                                     -----------

                        See notes to financial statements

Met Investors Series Trust
J.P. Morgan Select Equity Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)


Par          Security                                                                                         Value
Amount       Description                                                                                     (Note 2)
             Short-Term Investments - 5.4%
$2,062,836   Banc One, Bank Note, 4.058%, due 07/02/01(b)..............................................       $2,062,836
1,650,268    Credit Suisse First Boston, Triparty Corporate, 4.165%, due 07/02/01(b)...................        1,650,268
1,623,908    Fleet National Bank, Bank Note, 4.205%, due 10/31/01(b)...................................        1,623,908
825,134      Merrill Lynch I, Triparty Corporate, 4.165%, due 07/02/01(b)..............................          825,134
412,567      Merrill Lynch, Bank Note, 3.94%, due 04/05/02(b)..........................................          412,567
2,475,403    Merrimac, Money Market Fund, 4.12%, due 07/02/01(b).......................................        2,475,403
412,567      Royal Bank of Canada, Eurodollar Overnight, 4.00%, due 07/02/01(b)........................          412,567
1,237,701    Toronto Dominion, Eurodollar Overnight, 4.063%, due 07/02/01(b)...........................        1,237,701
900,000      U.S. Treasury Note, 6.25%, due 02/28/02(c)................................................          914,843
             ------------------------------------------                                                          -------

             Total Short-Term Investments (Cost $11,607,099)...........................................       11,615,227
             -----------------------------------------------                                                  ----------

             TOTAL INVESTMENTS - 102.1%
             (Cost $219,228,112).......................................................................      219,317,540

             Other Assets and Liabilities (net) - (2.1%)...............................................       (4,626,051)
             -------------------------------------------                                                      -----------

             TOTAL NET ASSETS - 100%...................................................................     $214,691,489
             =======================                                                                        ============

           Portfolio Footnotes:

           * Non-income producing security.

           (a) All or a portion of these securities have been segregated to cover open futures contracts.

           (b) Represents investment of collateral received from securities lending transactions.

           (c) Held as collateral for open futures contracts.

           See notes to financial statements

Met Investors Series Trust
J.P. Morgan Enhanced Index Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)


Security                                                                              Value
Description                                                             Shares       (Note 2)
                                                                        ------       --------

Common Stocks - 99.7%

Aerospace & Defense - 1.1%
B.F. Goodrich Co., (The)..........................................        8,400         $319,032
Boeing Co.........................................................       18,000        1,000,800
Honeywell International, Inc......................................       16,400          573,836
Lockheed Martin Corp..............................................        2,800          103,740
United Technologies Corp..........................................        5,900          432,234
                                                                          -----          -------

                                                                                       2,429,642

Airlines - 0.5%
Delta Air Lines, Inc..............................................       11,600          511,328
Southwest Airlines Co.............................................       35,800          661,942
                                                                         ------          -------

                                                                                       1,173,270

Apparel Retailers - 0.3%
Abercrombie & Fitch Co.*..........................................        8,000          356,000
Kohl's Corp.*.....................................................        1,100           69,003
Limited, Inc. (The)...............................................       10,600          175,112
                                                                         ------          -------

                                                                                         600,115

Automotive - 1.3%
Delphi Automotive Systems Corp....................................       13,700          218,241
Ford Motor Co.....................................................        6,400          157,120
General Motors Corp...............................................       27,000        1,737,450
Harley-Davidson, Inc..............................................        2,000           94,160
Lear Corp.*.......................................................        5,500          191,950
Rockwell International Corp.......................................       10,800          411,696
                                                                         ------          -------

                                                                                       2,810,617

Banking - 7.0%
American Express Co...............................................       37,800        1,466,640
AmeriCredit Corp.*................................................        6,400          332,480
AmSouth Bancorp...................................................       19,200          355,008
Bank of America Corp..............................................       10,000          600,300
Bank of New York Co., Inc. (The)..................................          900           43,200
Bank One Corp.....................................................       55,200        1,976,160
Capital One Financial Corp........................................       23,500        1,410,000
Compass Bancshares, Inc...........................................        2,500           66,250
Dime Bancorp, Inc.................................................        2,600           96,850
First Union Corp..................................................       25,200          880,488
Golden State Bancorp, Inc.........................................        6,300          194,040
Greenpoint Financial Corp.........................................        4,900          188,160
Hibernia Corp.....................................................        5,200           92,560
Household International, Inc......................................       15,200        1,013,840
IndyMac Bancorp, Inc.*............................................        3,100           83,080
KeyCorp...........................................................       22,400          583,520
Marshall and Ilsley Corp..........................................        1,400           75,460
MBNA Corp.........................................................        1,600           52,720
National Commerce Financial Corp..................................        8,500          207,145
PNC Financial Services Group......................................       20,700        1,361,853
Providian Financial Corp..........................................       10,900          645,280
Suntrust Banks, Inc...............................................          800           51,824
U.S. Bancorp......................................................      101,200        2,306,348
Wachovia Corp.....................................................        2,800          199,220
Washington Mutual, Inc............................................       31,100        1,167,805
Wilmington Trust Corp.............................................        1,200           75,180
                                                                          -----           ------

                                                                                      15,525,411

Beverages, Food & Tobacco - 4.3%
Coca-Cola Co. (The)...............................................       44,100        1,984,500
General Mills, Inc................................................        3,100          135,718
Heinz (H.J.), Co..................................................       12,600          515,214
Kellogg Co........................................................       13,600          394,400
Kraft Foods, Inc. - Class A*......................................        6,400          198,400
Pepsico, Inc......................................................       15,200          671,840
Philip Morris Co., Inc............................................       92,600        4,699,450
Quaker Oats Co. (The).............................................        7,800          711,750
Unilever NV - New York Shares.....................................        4,900          291,893
                                                                          -----          -------

                                                                                       9,603,165

Chemicals - 1.7%
Air Products & Chemicals, Inc.....................................       14,400          658,800
Dow Chemical Co...................................................       21,400          711,550
E. I. du Pont De Nemours and Co...................................        4,700          226,728
PPG Industries, Inc...............................................       12,900          678,153
Praxair, Inc......................................................       14,900          700,300
Rohm & Haas Co....................................................       25,400          835,660
                                                                         ------          -------

                                                                                       3,811,191

Commercial Services - 0.5%
Cendant Corp.*....................................................       61,800        1,205,100
                                                                         ------        ---------

Communications - 2.6%
CIENA Corp.*......................................................       19,600          744,800
Cisco Systems, Inc.*(a)...........................................      172,500        3,139,500
Corning, Inc......................................................       19,600          327,516
JDS Uniphase Corp.*...............................................       10,700          136,425
Lucent Technologies, Inc..........................................       60,700          376,340
Nortel Networks Corp..............................................        2,400           21,816
QUALCOMM, Inc.*...................................................       17,400        1,017,552
                                                                         ------        ---------

                                                                                       5,763,949

Computer Software & Processing - 6.4%
Adobe Systems, Inc................................................        5,300          249,100
Automatic Data Processing, Inc....................................       13,600          675,920
BEA Systems, Inc.*................................................       11,700          359,307
Citrix Systems, Inc.*.............................................       17,900          624,710
Microsoft Corp.*..................................................      108,300        7,862,580
NCR Corp.*........................................................       22,400        1,052,800
Oracle Corp.*.....................................................       99,900        1,898,100
Parametric Technology Corp.*......................................       13,800          193,062
Peregrine Systems, Inc.*..........................................       12,700          368,300
Siebel Systems, Inc.*.............................................        4,900          229,810
VERITAS Software Corp.*...........................................       11,100          738,483
                                                                         ------          -------

                                                                                      14,252,172

Computers & Information - 4.5%
Cabletron Systems, Inc.*..........................................        1,100           25,135
Compaq Computer Corp..............................................       64,200          994,458
Dell Computer Corp.*..............................................       42,200        1,095,090


                             See notes to financial statements

Met Investors Series Trust
J.P. Morgan Enhanced Index Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)


Security                                                                              Value
Description                                                             Shares       (Note 2)
                                                                        ------       --------

Computers & Information - continued
Electronic Data Systems Corp......................................        5,100         $318,750
EMC Corp.*........................................................       37,700        1,095,185
Hewlett-Packard Co................................................       16,000          457,600
International Business Machines Corp..............................       40,200        4,542,600
Sun Microsystems, Inc.*...........................................       92,600        1,455,672
                                                                         ------        ---------

                                                                                       9,984,490

Cosmetics & Personal Care - 0.7%
Estee Lauder Co...................................................       12,000          517,200
Gillette Co.......................................................       39,100        1,133,509
                                                                         ------        ---------

                                                                                       1,650,709

Electric Utilities - 3.0%
Ameren Corp.......................................................        8,700          371,490
Cinergy Corp......................................................        9,500          332,025
CMS Energy Corp...................................................       13,000          362,050
Consolidated Edison, Inc..........................................          700           27,860
DTE Energy Co.....................................................       11,900          552,636
Edison International..............................................       34,900          389,135
Entergy Corp......................................................       28,500        1,094,115
FPL Group, Inc....................................................        2,400          144,504
GPU, Inc..........................................................        7,300          256,595
NiSource, Inc.....................................................        2,600           71,058
PG&E Corp.........................................................       37,100          415,520
Pinnacle West Capital Corp........................................        6,400          303,360
Potomac Electric Power Co.........................................        4,000           83,680
Progress Energy, Inc..............................................       16,100          723,212
TXU Corp..........................................................       18,600          896,334
Wisconsin Energy Corp.............................................        6,900          164,013
Xcel Energy, Inc..................................................       14,500          412,525
                                                                         ------          -------

                                                                                       6,600,112

Electrical Equipment - 5.0%
Emerson Electric Co...............................................        9,300          562,650
General Electric Co.(a)...........................................      208,600       10,169,250
Grainger (W.W.), Inc..............................................        8,900          366,324
                                                                          -----          -------

                                                                                      11,098,224

Electronics - 4.2%
Altera Corp.*.....................................................       11,200          324,800
Analog Devices, Inc.*.............................................          700           30,275
Broadcom Corp. - Class A*.........................................        2,000           85,520
Cypress Semiconductor Corp.*......................................        1,400           33,390
Intel Corp.(a)....................................................      142,900        4,179,825
Lattice Semiconductor Corp.*......................................        5,300          129,320
Linear Technology Corp............................................       13,900          614,658
LSI Logic Corp.*..................................................        9,800          184,240
Maxim Integrated Products, Inc.*..................................        6,800          300,628
Micron Technology, Inc.*..........................................        8,200          337,020
Motorola, Inc.....................................................       82,300        1,362,888
PMC-Sierra, Inc.*.................................................        2,600           80,782
Texas Instruments, Inc............................................       30,700          967,050
Xilinx, Inc.*.....................................................       14,700          606,228
                                                                         ------          -------

                                                                                       9,236,624

Entertainment & Leisure - 0.7%
Carnival Corp.....................................................          600           18,420
Eastman Kodak Co..................................................       14,500          676,860
Hasbro, Inc.......................................................       13,900          200,855
Mattel, Inc.......................................................       37,000          700,040
                                                                         ------          -------

                                                                                       1,596,175

Environmental Controls - 0.0%
Waste Management, Inc.............................................          200            6,164
                                                                            ---            -----

Financial Services - 5.3%
A.G. Edwards, Inc.................................................        3,400          153,000
Charles Schwab Corp. (The)........................................       26,600          406,980
Charter One Financial, Inc........................................        4,600          146,740
Citigroup, Inc....................................................      148,000        7,820,320
Countrywide Credit Industries, Inc................................       14,000          642,320
E*Trade Group, Inc.*..............................................       27,900          179,955
Goldman Sachs Group, Inc. (The)...................................       10,200          875,160
Legg Mason, Inc...................................................          200            9,952
Mellon Financial Corp.............................................          100            4,600
Merrill Lynch & Co., Inc..........................................        1,600           94,800
Morgan Stanley Dean Witter & Co...................................        6,700          430,341
Stilwell Financial, Inc...........................................       20,800          698,048
TD Waterhouse Group, Inc.*........................................       17,700          193,461
                                                                         ------          -------

                                                                                      11,655,677

Food Retailers - 0.8%
Kroger Co.*.......................................................       31,600          790,000
Safeway, Inc.*....................................................       22,100        1,060,800
                                                                         ------        ---------

                                                                                       1,850,800

Forest Products & Paper - 0.6%
Georgia-Pacific Group.............................................          500           16,925
Kimberly-Clark Corp...............................................       18,300        1,022,970
Smurfit-Stone Container Corp.*....................................       12,900          208,980
                                                                         ------          -------

                                                                                       1,248,875

Health Care Providers - 1.0%
HCA-The Healthcare Company........................................       13,100          591,989
Tenet Healthcare Corp.*...........................................       32,100        1,656,039
Wellpoint Health Networks, Inc.*..................................          600           56,544
                                                                            ---           ------

                                                                                       2,304,572

Heavy Machinery - 1.7%
Applied Materials, Inc.*..........................................       22,800        1,119,480
Baker Hughes, Inc.................................................        7,600          254,600
Black & Decker Corp...............................................          600           23,676
Cooper Cameron Corp.*.............................................       10,700          597,060
Cooper Industries, Inc............................................        8,000          316,720
Dover Corp........................................................        3,400          128,010
Eaton Corp........................................................        6,800          476,680
Ingersoll-Rand Co.................................................       12,600          519,120
Parker-Hannifin Corp..............................................        5,100          216,444
                                                                          -----          -------

                                                                                       3,651,790

                        See notes to financial statements

Met Investors Series Trust
J.P. Morgan Enhanced Index Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)


Security                                                                              Value
Description                                                             Shares       (Note 2)
                                                                        ------       --------

Home Construction, Furnishings & Appliances - 0.8%
Gemstar-TV Guide Intl., Inc.*.....................................       26,800       $1,179,200
Johnson Controls, Inc.............................................        7,200          521,784
                                                                          -----          -------

                                                                                       1,700,984

Household Products - 1.0%
Procter & Gamble Co...............................................       34,600        2,207,480
                                                                         ------        ---------

Industrial - Diversified - 1.6%
ITT Industries, Inc...............................................        7,700          340,725
Temple Inland, Inc................................................        1,400           74,606
Tyco International, Ltd...........................................       59,000        3,215,500
                                                                         ------        ---------

                                                                                       3,630,831

Insurance - 4.5%
Aetna, Inc.*......................................................        2,800           72,436
Allstate Corp.....................................................       38,900        1,711,211
Ambac Financial Group, Inc........................................       12,200          710,040
American General Corp.............................................       32,000        1,486,400
American International Group, Inc.................................       33,000        2,838,000
Cigna Corp........................................................        9,200          881,544
Hartford Financial Services Group, Inc............................        6,400          437,760
Lincoln National Corp.............................................        6,500          336,375
Marsh & McLennan Co., Inc.........................................        2,600          262,600
MBIA, Inc.........................................................       13,200          734,976
Protective Life Corp..............................................        2,900           99,673
St. Paul Companies, Inc. (The)....................................          700           35,483
Torchmark Corp....................................................       11,600          466,435
                                                                         ------          -------

                                                                                      10,072,933

Lodging - 0.7%
Hilton Hotels Corp................................................       29,500          342,200
Marriott International, Inc. - Class A............................       14,200          672,228
Starwood Hotels & Resorts Worldwide, Inc..........................       16,600          618,848
                                                                         ------          -------

                                                                                       1,633,276

Media - Broadcasting & Publishing - 4.3%
Adelphia Communications Corp.*....................................        7,900          323,900
AOL Time Warner, Inc.*............................................      102,500        5,432,500
Charter Communications, Inc. - Class A*...........................          600           14,010
Comcast Corp. - Class A*..........................................       17,600          763,840
Fox Entertainment Group, Inc. - Class A*..........................        7,900          220,410
Gannett Co., Inc..................................................       16,700        1,100,530
Viacom Inc. - Class B*............................................       32,500        1,681,875
                                                                         ------        ---------

                                                                                       9,537,065

Medical Supplies - 1.8%
Agilent Technologies, Inc.*.......................................        1,500           48,750
Applera Corp. - Applied Biosystems Group..........................        8,300          222,025
Bard (C.R.), Inc..................................................        4,300          244,885
Baxter International, Inc.........................................       12,600          617,400
Becton Dickinson & Co.............................................       22,500          805,275
Boston Scientific Corp.*..........................................       15,200          258,400
Danaher Corp......................................................        7,700          431,200
Forest Laboratories, Inc.*........................................        9,000          639,000
Guidant Corp.*....................................................       11,500          414,000
St. Jude Medical, Inc.*...........................................        6,200          372,000
                                                                          -----          -------

                                                                                       4,052,935

Metals - 0.7%
Alcoa, Inc........................................................       39,600        1,560,240
                                                                         ------        ---------

Oil & Gas - 7.2%
Anadarko Petroleum Corp...........................................        9,200          497,076
Chevron Corp......................................................       28,900        2,615,450
Conoco, Inc. - Class B............................................       36,500        1,054,850
Diamond Offshore Drilling, Inc....................................        6,500          214,825
Dynegy, Inc. - Class A............................................       11,200          520,800
Enron Corp........................................................        4,900          240,100
Exxon Mobil Corp..................................................       79,100        6,909,385
Global Marine, Inc.*..............................................       24,900          463,887
Rowan Companies, Inc.*............................................        4,100           90,610
Royal Dutch Petroleum Co..........................................       32,700        1,905,429
Texaco, Inc.......................................................       22,200        1,478,520
                                                                         ------        ---------

                                                                                      15,990,932

Pharmaceuticals - 10.0%
Abbott Laboratories...............................................        7,500          360,075
American Home Products Corp.......................................       33,600        1,963,584
Amgen, Inc.*......................................................       23,300        1,413,844
Bristol-Myers Squibb Co...........................................       22,000        1,150,600
Eli Lilly & Co....................................................       13,900        1,028,600
Human Genome Sciences, Inc.*......................................        7,200          433,800
Johnson & Johnson.................................................       71,628        3,581,400
Merck & Co., Inc..................................................       49,500        3,163,545
Pfizer, Inc.......................................................      142,000        5,687,100
Pharmacia Corp....................................................       40,100        1,842,595
Schering-Plough Corp..............................................       41,000        1,485,840
Vertex Pharmaceuticals, Inc.*.....................................          400           19,800
                                                                            ---           ------

                                                                                      22,130,783

Restaurants - 0.3%
McDonald's Corp...................................................       28,000          757,680
                                                                         ------          -------

Retailers - 5.1%
Circuit City Stores,       Inc....................................        3,600           64,800
Costco Wholesale Corp.*...........................................        6,100          250,588
eBay, Inc.*.......................................................        2,500          171,225
Federated Department Stores, Inc.*................................       25,500        1,083,750
Home Depot, Inc...................................................       59,800        2,783,690
Lowes Co., Inc....................................................          600           43,530
May Department Stores Co. (The)...................................       18,900          647,514
Target Corp.......................................................       38,400        1,328,640
TJX Companies, Inc................................................       27,300          870,051
Wal-Mart Stores, Inc..............................................       79,400        3,874,720
Walgreen Co.......................................................        6,100          208,315
                                                                          -----          -------

                                                                                      11,326,823

Telephone Systems - 5.9%
AT&T Corp.........................................................       48,900        1,075,800


                             See notes to financial statements

Met Investors Series Trust
J.P. Morgan Enhanced Index Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)


Security                                                                              Value
Description                                                             Shares       (Note 2)
                                                                        ------       --------

Telephone Systems - continued
AT&T Corp. - Liberty Media Group*.................................       36,000         $629,640
Avaya, Inc.*......................................................       10,641          145,782
BellSouth Corp....................................................       25,100        1,010,777
Broadwing, Inc.*..................................................          600           14,670
Global Crossing Ltd.*.............................................       27,600          238,464
Level 3 Communications, Inc.*.....................................       17,700           97,173
Nextel Communications, Inc.*......................................       24,800          434,000
Qwest Communications Intl., Inc.*.................................       48,800        1,555,256
SBC Communications, Inc...........................................       64,900        2,599,894
Sprint Corp. - PCS Group*.........................................       41,600        1,004,640
Verizon Communications, Inc.......................................       62,600        3,349,100
WorldCom, Inc. - MCI Group*.......................................        6,700          107,870
WorldCom, Inc. - WorldCom Group*..................................       48,400          724,064
                                                                         ------          -------

                                                                                      12,987,130

Textiles, Clothing & Fabrics - 0.3%
Jones Apparel Group, Inc.*........................................       10,200          440,640
NIKE, Inc. - Class B..............................................        4,700          197,353
                                                                          -----          -------

                                                                                         637,993

Transportation - 0.6%
Burlington Northern Santa Fe Corp.................................       26,900          811,573
C.H. Robinson Worldwide, Inc......................................        5,000          139,450
GATX Corp.........................................................          900           36,090
Union Pacific Corp................................................        4,900          269,059
                                                                          -----          -------

                                                                                       1,256,172

U.S. Government Agency - 1.7%
Federal Home Loan Mortgage Corp...................................       19,900        1,393,000
Federal National Mortgage Association.............................       28,900        2,460,835
                                                                         ------        ---------

                                                                                       3,853,835

Total Common Stocks (Cost $226,908,379)...........................                   221,395,936
                                                                                     -----------

Par         Security                                                                                                  Value
Amount      Description                                                                                              (Note 2)
            Short-Term Investments - 5.1%
$2,151,406  Banc One, Bank Note, 4.058%, due 07/02/01(b)...................................................        2,151,406
1,721,125   Credit Suisse First Boston, Triparty Corporate, 4.165%, due  07/02/01(b).......................        1,721,125
1,693,632   Fleet National Bank, Bank Note, 4.205%, due 10/31/01(b)........................................        1,693,632
860,563     Merrill Lynch I, Triparty Corporate, 4.165%, due 07/02/01(b)...................................          860,563
430,281     Merrill Lynch, Bank Note, 3.94%, due 04/05/02(b)...............................................          430,281
2,581,688   Merrimac, Money Market Fund, 4.12%, due 07/02/01(b)............................................        2,581,688
430,281     Royal Bank of Canada, Eurodollar Overnight, 4.00%, due 07/02/01(b).............................          430,281
1,290,844   Toronto Dominion, Eurodollar Overnight, 4.063%, due 07/02/01(b)................................        1,290,844
110,000     U.S. Treasury Note, 5.875%, due 11/30/01(c)....................................................          110,990
            -------------------------------------------                                                              -------

            Total Short-Term Investments (Cost $11,270,358)................................................       11,270,810
            ---------------------------------- ------------                                                       ----------

            TOTAL INVESTMENTS - 104.8%
            (Cost $238,178,737)............................................................................      232,666,746

            Other Assets and Liabilities (net) - (4.8%)....................................................      (10,613,388)
            -------------------------------------------                                                          ------------

            TOTAL NET ASSETS - 100%........................................................................     $222,053,358
            =======================                                                                             ============

               Portfolio Footnotes:

               * Non-income producing security.

               (a) All or a portion of these securities have been segregated to cover open futures contracts.

               (b) Represents investment of collateral received from securities lending transactions.

               (c) Held as collateral for open futures contracts.

               See notes to financial statements

Met Investors Series Trust
J.P. Morgan International Equity Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                               Value
Description                                                             Shares        (Note 2)
                                                                        ------        --------
Common and Preferred Stocks - 99.4% Australia - 4.8%
Australia & New Zealand Banking Group Ltd.........................       42,200         $363,166
Commonwealth Bank Of Australia....................................       71,300        1,239,605
Foster's Brewing Group Ltd........................................      130,000          362,683
News Corp., Ltd. (The) Preferred..................................       79,746          640,241
Santos Ltd........................................................      140,600          464,551
WMC Ltd...........................................................      315,251        1,537,535
                                                                        -------        ---------

                                                                                       4,607,781

Belgium - 0.9%
Agfa Gevaert N.V..................................................       46,487          665,979
Interbrew*........................................................        7,924          212,263
                                                                          -----          -------

                                                                                         878,242

Denmark - 0.5%
Novo Nordisk A/S..................................................       11,844          524,715
                                                                         ------          -------

Finland - 1.3%
Nokia Oyj.........................................................       52,706        1,196,054
                                                                         ------        ---------

France - 16.0%
Air Liquide S.A...................................................       10,508        1,511,625
Aventis...........................................................        3,200          255,802
BNP Paribas.......................................................       18,117        1,578,780
Compagnie de Saint Goban..........................................        1,476          200,818
JC Decaux International*..........................................       10,270          137,553
Lafarge S.A.......................................................        7,966          682,031
Lagardere Groupe..................................................        3,741          176,321
Orange S.A.*......................................................       29,107          236,870
Pechiney S.A., - Class A..........................................        9,544          485,427
PSA Peugeot Citroen*..............................................        3,250          883,536
Sanofi-Synthelabo S.A.............................................       15,074          990,313
Schneider Electric S.A............................................       19,163        1,060,764
Societe Generale..................................................       27,276        1,617,374
Technip S.A.......................................................        2,940          373,836
Total Fina........................................................       19,769        2,771,803
Usinor............................................................       52,848          555,063
Vivendi Environmental S.A.........................................       24,540        1,034,095
Vivendi Universal S.A.............................................       11,346          662,200
                                                                         ------          -------

                                                                                      15,214,211

Germany - 5.2%
Allianz AG(a).....................................................        3,655        1,074,196
Dresdner Bank AG..................................................        7,191          328,869
E.On AG...........................................................       15,543          812,288
Gehe AG...........................................................        3,279          128,140
Muenchener Rueckversicherungs-Gesellschaft AG.....................        2,100          590,999
SAP AG............................................................        5,300          731,879
Schering AG.......................................................       17,682          928,121
Siemens AG........................................................        3,519          213,289
Software AG.......................................................        2,335          152,135
                                                                          -----          -------

                                                                                       4,959,916

Hong Kong - 2.0%
China Mobile (Hong Kong) Ltd.*....................................       93,000          491,269
Hong Kong Electric Holdings Ltd...................................      133,000          511,578
Hutchison Whampoa Ltd.............................................          700            7,068
New World Development Company Ltd.*...............................       88,000          107,188
Sun Hung Kai Properties Ltd.......................................       83,000          747,590
                                                                         ------          -------

                                                                                       1,864,693

Ireland - 0.2%
Irish Life & Permanent Plc........................................       14,698          171,941
                                                                         ------          -------

Italy - 3.4%
Alleanza Assicurazioni............................................       18,750          197,885
Enel SpA..........................................................      195,000          596,738
ENI SpA...........................................................       56,440          690,870
Mediolanum SpA....................................................       22,160          223,730
Pirelli SpA.......................................................      103,000          287,260
Telecom Italia SpA................................................       32,250          153,969
Unicredito Italiano SpA...........................................      244,009        1,052,848
                                                                        -------        ---------

                                                                                       3,203,300

Japan - 21.3%
Aiful Corp........................................................        2,250          203,052
Asahi Breweries, Ltd..............................................       20,000          224,451
Daiwa Securities Group, Inc.......................................       57,000          596,703
FANUC, Ltd........................................................       15,300          762,177
Fujitsu Ltd.......................................................      106,000        1,113,910
Hitachi Ltd.......................................................       93,000          913,886
Honda Motor Co., Ltd..............................................       32,000        1,406,706
Ito-Yokado Co., Ltd...............................................        4,000          184,502
Kao Corp..........................................................        9,000          223,809
KDDI Corp.........................................................           35          163,404
Kubota Corp.......................................................      200,000          795,764
MACNICA, Inc......................................................        2,375          131,458
Marui Co., Ltd....................................................        9,000          129,953
Matsushita Electric Industry(a)...................................       49,000          767,271
Minebea Co., Ltd..................................................       33,000          217,335
Mitsubishi Chemical Corp..........................................      256,000          685,898
Mitsubishi Corp...................................................      128,000        1,031,927
Mitsubishi Heavy Industries Ltd...................................       49,000          223,656
NEC Corp..........................................................       87,000        1,175,959
Nintendo Co. Ltd..................................................        2,200          405,904
Nippon Sheet Glass Co., Ltd.......................................       25,000          145,596
Nippon Yusen Kabushiki Kaisha.....................................       99,000          392,315
Nissan Motor Co., Ltd.(a).........................................       63,000          435,128
Nomura Securities Co., Ltd........................................       32,000          613,509
NTT Mobile Communications Network, Inc............................           46          800,738
Omron Corp........................................................       13,000          235,681
Ricoh Corp., Ltd..................................................       49,000        1,057,356
Sony Corp.........................................................       13,800          907,749
Sumitomo Bank, Ltd................................................       80,000          660,998
Suzuki Motor Corp.................................................       38,000          506,016
Takeda Chemical Industries........................................       24,000        1,116,637
TDK Corp..........................................................        5,800          270,319
Tokio Marine & Fire Insurance Co. Ltd.............................       22,000          205,599


                             See notes to financial statements

                                       58




Met Investors Series Trust
J.P. Morgan International Equity Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                               Value
Description                                                             Shares        (Note 2)
                                                                        ------        --------

Japan - continued
Tostem Corp.......................................................        9,000         $148,003
Toyota Motor Co...................................................       15,200          535,280
West Japan Railway Co.............................................          165          894,754
                                                                            ---          -------

                                                                                      20,283,403

Netherlands - 6.0%
Aegon N.V.........................................................       37,800        1,065,432
DSM N.V...........................................................       15,413          535,690
Heineken Holdings N.V.............................................       10,883          332,119
Heineken N.V......................................................       14,324          578,345
ING Groep N.V.*...................................................       20,277        1,326,976
Koninklijke (Royal) KPN N.V.*.....................................       75,591          429,326
Koninklijke (Royal) Philips Electonics N.V........................        6,085          161,505
TNT Post Group N.V................................................       27,224          568,867
VNU N.V...........................................................       21,111          715,832
                                                                         ------          -------

                                                                                       5,714,092

Norway - 0.6%
Telenor A/S.......................................................      139,554          576,323
                                                                        -------          -------

Singapore - 0.2%
Chartered Semiconductor Manufacturing Ltd.*.......................       58,000          145,159
                                                                         ------          -------

Spain - 3.7%
Acerinox, S.A.....................................................        8,289          230,472
Banco Bilbao Vizcaya S.A..........................................      126,665        1,640,674
Iberdrola I. S.A..................................................       60,437          776,172
Telefonica S.A.*(a)...............................................       69,019          851,868
                                                                         ------          -------

                                                                                       3,499,186

Sweden - 1.8%
Securitas AB......................................................       23,480          411,702
Skandinaviska Enskilda Banken (SEB)...............................       86,086          820,093
Telefonaktiebolaget LM Ericsson AB................................       79,897          437,560
                                                                         ------          -------

                                                                                       1,669,355

Switzerland - 6.7%
Compagnie Financiere Richemont AG - Units A.......................          329          835,788
Credit Suisse Group*..............................................        2,432          400,365
Nestle S.A........................................................        8,202        1,745,495
Novartis AG.......................................................       30,415        1,102,226
Schindler Holding AG..............................................          115          153,632
SGS Societe Generale de Surveillance Holding S.A..................          229           41,462
UBS AG............................................................       14,592        2,093,281
                                                                         ------        ---------

                                                                                       6,372,249

United Kingdom - 24.8%
ARM Holdings Plc*.................................................       32,907          124,316
Astrazeneca Group Plc.............................................        7,150          333,289
Barclays Bank Plc.................................................       61,441        1,884,555
BG Group Plc......................................................      175,611          692,455
BP Amoco Plc(a)...................................................      205,139        1,687,046
British American Tobacco Plc......................................      141,608        1,075,909
British Telecommunications Plc....................................       84,618          532,187
Cadbury Schweppes Plc.............................................      100,934          680,958
COLT Telecom Group Plc*...........................................       36,143          250,198
Dixons Group Plc..................................................      208,007          681,911
GlaxoSmithKline Plc...............................................      100,818        2,837,019
Hays Plc..........................................................       54,625          140,841
Legal & General Group Plc.........................................      443,733        1,006,736
Next Plc..........................................................       47,900          626,776
Nycomed Amersham Plc..............................................       39,107          283,371
P & O Princess Cruises Plc........................................       80,118          417,086
Reckitt Benckiser Plc.............................................       76,795        1,107,518
Reuters Group Plc.................................................      104,576        1,358,088
Royal & Sun Alliance Insurance Group Plc..........................       79,281          596,784
Royal Bank of Scotland............................................       71,359        1,573,301
Scottish Power Plc................................................      179,763        1,322,806
Tesco Plc(a)......................................................      281,479        1,015,845
Vodafone Group Plc(a).............................................    1,512,775        3,352,347
                                                                      ---------        ---------

                                                                                      23,581,342

Total Common and Preferred Stocks (Cost $105,284,481)                                 94,461,962
                                                                                      ----------

Rights - 0.0%

Netherlands - 0.0%
Koninklijke (Royal) KPN N.V.*.....................................       73,748           20,005
                                                                         ------           ------

                                                                                          20,005

Total Rights (Cost $0)............................................                        20,005
                                                                                          ------

                        See notes to financial statements

Met Investors Series Trust
J.P. Morgan International Equity Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)


Par         Security                                                                                              Value
Amount      Description                                                                                          (Note 2)
            Short-Term Investments - 5.9%
            United States - 5.9%
$1,067,367  Banc One, Bank Note, 4.058%, due 07/02/01(b).................................................        $1,067,367
853,894     Credit Suisse First Boston, Triparty Corporate, 4.165%, due 07/02/01(b)......................           853,894
840,255     Fleet National Bank, Bank Note, 4.205%, due 10/31/01(b)......................................           840,255
426,947     Merrill Lynch I, Triparty Corporate, 4.165%, due 07/02/01(b).................................           426,947
213,473     Merrill Lynch, Bank Note, 3.94%, due 04/05/02(b).............................................           213,473
1,280,840   Merrimac, Money Market Fund, 4.12%, due 07/02/01(b)..........................................         1,280,840
213,473     Royal Bank of Canada, Eurodollar Overnight, 4.00%, due 07/02/01(b)...........................           213,473
640,420     Toronto Dominion, Eurodollar Overnight, 4.063%, due 07/02/01(b)..............................           640,420
70,000      U.S. Treasury Bill, 4.525%, due 08/02/01(c)..................................................            69,709
            -------------------------------------------                                                              ------

            Total Short-Term Investments (Cost $5,606,378)...............................................         5,606,378
            ----------------------------------------------                                                        ---------

            TOTAL INVESTMENTS - 105.3%
            (Cost $110,890,859)..........................................................................       100,088,345

            Other Assets and Liabilities (net) - (5.3%)..................................................        (5,019,717)
            -------------------------------------------                                                          -----------

            TOTAL NET ASSETS - 100.0%....................................................................       $95,068,628
            =========================                                                                           ===========

          Portfolio Footnotes:

          * Non-income producing security.

          (a) All or a portion of these securities have been segregated to cover open futures contracts.

          (b) Represents investment of collateral received from securities lending transactions.

          (c) Held as collateral for open futures contracts.

          See notes to financial statements

Met Investors Series Trust
Lord Abbett Bond Debenture Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)


Par          Security                                                                                           Value
Amount       Description                                                     Coupon            Maturity        (Note 2)
             Domestic Bonds & Debt Securities - 79.7%
             Advertising - 3.9%
$1,500,000   Ackerley Group, Inc. (The)................................      9.000%          01/15/2009        $1,320,000
300,000      Doubleclick, Inc..........................................      4.750%          03/15/2006           220,500
600,000      Interpublic Group of Companies, Inc. (The) Convertible....      1.800%          09/16/2004           563,250
1,500,000    Lamar Media Corp..........................................      9.625%          12/01/2006         1,582,500
1,000,000    News Corp. Ltd............................................      8.750%          02/15/2006         1,037,500
1,500,000    R.H. Donnelly Corp........................................      9.125%          06/01/2008         1,530,000
             ------------------                                              ------          ----------         ---------

                                                                                                                6,253,750

             Aerospace & Defense - 1.8%
750,000      Alliant Techsystems, Inc. (144A)(a).......................      8.500%          05/15/2011           761,250
750,000      BE Aerospace, Inc. (144A)(a)..............................      8.875%          05/01/2011           746,250
1,000,000    Dyncorp, Inc..............................................      9.500%          03/01/2007           947,500
500,000      United Defense Industries, Inc............................      8.750%          11/15/2007           490,000
             ------------------------------                                  ------          ----------           -------

                                                                                                                2,945,000

             Airlines - 0.7%
1,165,000    Continental Airlines, Inc.................................      8.000%          12/15/2005         1,141,700
             --------------------------                                      ------          ----------         ---------

             Automotive - 2.6%
1,000,000    Collins & Aikman Corp.....................................     11.500%          04/15/2006           950,000
250,000      Dura Operating Corp.......................................      9.000%          05/01/2009           236,250
300,000      Navistar International Corp. (144A)(a)....................      9.375%          06/01/2006           306,000
1,000,000    Navistar International Corp...............................      8.000%          02/01/2008           925,000
1,500,000    Oshkosh Truck Corp........................................      8.750%          03/01/2008         1,500,000
500,000      Tenneco Automotive, Inc...................................     11.625%          10/15/2009           257,500
             ------------------------                                       -------          ----------           -------

                                                                                                                4,174,750

             Banking - 0.2%
10,000       CNB Cap Trust I Convertible Preferred.....................      6.000%          06/30/2028           390,000
             --------------------------------------                          ------          ----------           -------

             Beverages, Food & Tobacco - 0.6%
500,000      Del Monte Foods Co. (144A)(a).............................      9.250%          05/15/2011           512,500
500,000      Michael Foods, Inc. (144A)(a).............................     11.750%          04/01/2011           515,000
             ------------------------------                                 -------          ----------           -------

                                                                                                                1,027,500

             Building Materials - 1.2%
1,250,000    American Standard, Inc....................................      8.250%          06/01/2009         1,256,250
750,000      Nortek, Inc. (144A)(a)....................................      9.875%          06/15/2011           725,625
             ----------------------                                          ------          ----------           -------

                                                                                                                1,981,875

             Cable - 5.8%
1,500,000    Adelphia Communications Corp..............................      9.500%          03/01/2005         1,488,750
500,000      Adelphia Communications Corp..............................      8.375%          12/15/2007           460,000
1,000,000    Charter Communications Holdings LLC.......................      8.625%          04/01/2009           955,000
1,000,000    Charter Communications Holdings LLC.......................     10.000%          04/01/2009         1,020,000
900,000      CSC Holdings, Inc.........................................      9.250%          11/01/2005           936,000
300,000      CSC Holdings, Inc.........................................     10.500%          05/15/2016           332,250
1,000,000    Frontiervision LP/Capital.................................     11.000%          10/15/2006         1,040,000
1,000,000    Frontiervision LP/Capital................................. 0%, 11.875%   ++     09/15/2007         1,025,000
1,000,000    Mediacom LLC..............................................      8.500%          04/15/2008           935,000
1,250,000    NTL, Inc.................................................. 0%, 12.375%   ++     10/01/2008           556,250
750,000      Renaissance Media Group................................... 0%, 10.000%   ++     04/15/2008           588,750
             ------------------------                                   -----------   --     ----------           -------

                                                                                                                9,337,000

             Chemicals - 1.1%
800,000      Huntsman Corp. (144A)(a)..................................      9.500%          07/01/2007           444,000


                        See notes to financial statements

Met Investors Series Trust
Lord Abbett Bond Debenture Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)


Par          Security                                                                                           Value
Amount       Description                                                     Coupon            Maturity        (Note 2)
                   Chemicals - continued
$350,000           Huntsman ICI Chemicals LLC..............................   10.125%         07/01/2009                $346,500
1,000,000          Scotts Co. (The)........................................    8.625%         01/15/2009               1,015,000
                   ----------------                                            ------         ----------               ---------

                                                                                                                       1,805,500

                   Commercial Services - 5.7%
750,000            Affymetrix, Inc.........................................    4.750%         02/15/2007                 484,686
1,500,000          Allied Waste North America, Inc.........................    7.875%         01/01/2009               1,473,750
1,000,000          Avis Group Holdings, Inc................................   11.000%         05/01/2009               1,121,250
500,000            Dun & Bradstreet Corp. (The) (144A)(a)..................    6.625%         03/15/2006                 492,892
750,000            Encompass Services Corp. (144A)(a)......................   10.500%         05/01/2009                 723,750
2,500,000          Iron Mountain, Inc......................................   10.125%         10/01/2006               2,643,750
1,500,000          JMH Finance Ltd. (144A)(a)..............................    4.750%         09/06/2007               1,569,375
622,000            Unicco Service Co.......................................    9.875%         10/15/2007                 609,560
                   ------------------                                          ------         ----------                 -------

                                                                                                                       9,119,013

                   Communications - 6.4%
750,000            American Tower Corp. (144A)(a)..........................    9.375%         02/01/2009                 703,125
500,000            Corning, Inc. Convertible...............................         +         11/08/2015                 281,875
500,000            Crown Castle International Corp. (144A)(a)..............    9.375%         08/01/2011                 453,750
1,000,000          Crown Castle International Corp.........................   10.750%         08/01/2011                 972,500
1,000,000          Echostar Broadband Corp.................................   10.375%         10/01/2007               1,005,000
1,000,000          L-3 Communications Corp.................................   10.375%         05/01/2007               1,056,250
200,000            L-3 Communications Holdings.............................    5.250%         06/01/2009                 237,000
500,000            McLeodUSA, Inc..........................................   12.000%         07/15/2008                 317,500
1,000,000          McLeodUSA, Inc..........................................    9.500%         11/01/2008                 565,000
500,000            McLeodUSA, Inc..........................................   11.375%         01/01/2009                 317,500
1,000,000          Metromedia Fiber Network, Inc...........................   10.000%         12/15/2009                 385,000
2,000,000          Nextel Communications, Inc..............................0%, 9.950%++       02/15/2008               1,255,000
700,000            Nextel Communications, Inc..............................    5.250%         01/15/2010                 430,500
750,000            Nextel Communications, Inc..............................    9.500%         02/01/2011                 589,687
500,000            SBA Communications Corp.................................   10.250%         02/01/2009                 460,000
1,250,000          Sprint Spectrum L.P.....................................0%,12.500%++       08/15/2006               1,309,327
                   -------------------                                     -------------      ----------               ---------

                                                                                                                      10,339,014

                   Computer Software & Processing - 1.3%
500,000            Affiliated Computer Services, Inc. (144A)(a)............    3.500%         02/15/2006                 545,000
600,000            Globix Corp.............................................   12.500%         02/01/2010                 177,000
500,000            Juniper Networks, Inc...................................    4.750%         03/15/2007                 360,000
600,000            Mercury Interactive Corp................................    4.750%         07/01/2007                 531,750
500,000            Unisys Corp.............................................    8.125%         06/01/2006                 488,750
                   ------------                                                ------         ----------                 -------

                                                                                                                       2,102,500

                   Computers & Information - 0.2%
1,000,000          Exodus Communications, Inc..............................   11.625%         07/15/2010                 350,000
                   ---------------------------                                -------         ----------                 -------

                   Cosmetics & Personal Care - 0.3%
427,000            Chattem, Inc............................................    8.875%         04/01/2008                 394,975
                   -------------                                               ------         ----------                 -------

                   Electric Services - 0.2%
300,000            Integrated Electric Services, Inc. (144A)(a)............    9.375%         02/01/2009                 295,500
                   --------------------------------------------                ------         ----------                 -------

                   Electric Utilities - 2.7%
1,500,000          AES Corp................................................    9.500%         06/01/2009               1,537,500
1,000,000          Calpine Corp............................................    7.875%         04/01/2008                 955,613
500,000            Kansas City Power & Light Co............................    7.125%         12/15/2005                 511,303


                        See notes to financial statements

Met Investors Series Trust
Lord Abbett Bond Debenture Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)


Par          Security                                                                                                  Value
Amount       Description                                                     Coupon            Maturity                (Note 2)

                   Electric Utilities - continued
$60,026            Midland Cogeneration Venture L.P........................   10.330%         07/23/2002                 $61,255
1,250,000          PP&L Resources, Inc.....................................    6.550%         03/01/2006               1,261,439
                   --------------------                                        ------         ----------               ---------

                                                                                                                       4,327,110

                   Electronics - 0.9%
1,000,000          LSI Logic Corp. Convertible.............................    4.000%         02/15/2005                 833,750
700,000            Vitesse Semiconductor Convertible.......................    4.000%         03/15/2005                 566,125
                   ---------------------------------                           ------         ----------                 -------

                                                                                                                       1,399,875

                   Energy - 0.4%
1,000,000          AEI Holding Co., Inc. (144A)(a) /\......................   10.500%         12/15/2005                 700,000
                   ----------------------------------                         -------         ----------                 -------

                   Entertainment & Leisure - 2.6%
1,700,000          Harrah's Operating Co., Inc.............................    7.500%         01/15/2009               1,695,231
1,500,000          Mohegan Tribal Gaming Authority.........................    8.750%         01/01/2009               1,548,750
500,000            Six Flags, Inc. (144A)(a)...............................    9.500%         02/01/2009                 501,875
500,000            Steinway Musical Instruments, Inc. (144A)(a)............    8.750%         04/15/2011                 505,000
                   --------------------------------------------                ------         ----------                 -------

                                                                                                                       4,250,856

                   Financial Services - 1.8%
850,000            Alamonsa Delaware, Inc. (144A)(a).......................   12.500%         02/01/2011                 769,250
350,000            BISYS Group, Inc. (144A)(a).............................    4.000%         03/15/2006                 391,125
500,000            Credit Suisse First Boston New York.....................    2.000%         05/01/2010                 442,500
500,000            Merrill Lynch & Co......................................    1.500%         12/15/2005                 443,125
1,500,000          Merrill Lynch & Co......................................         +         05/23/2031                 765,000
                   -------------------                                              -         ----------                 -------

                                                                                                                       2,811,000

                   Food Retailers - 0.4%
650,000            Stater Brothers Holdings, Inc...........................   10.750%         08/15/2006                 617,500
                   -----------------------------                              -------         ----------                 -------

                   Forest Products & Paper - 0.8%
250,000            Fonda Group, Inc........................................    9.500%         03/01/2007                 211,250
1,000,000          Stone Container Corp. (144A)(a).........................    9.250%         02/01/2008               1,021,250
                   -------------------------------                             ------         ----------               ---------

                                                                                                                       1,232,500

                   Health Care Providers - 2.8%
400,000            Fresenius Med Cap Trust I...............................    9.000%         12/01/2006                 408,000
500,000            HealthSouth Corp........................................   10.750%         10/01/2008                 540,822
1,000,000          Leiner Health Products Group............................    9.625%         07/01/2007                  83,750
1,000,000          Prime Medical Services, Inc.............................    8.750%         04/01/2008                 875,000
750,000            Select Medical Corp. (144A)(a)..........................    9.500%         06/15/2009                 731,250
1,000,000          Tenet Healthcare Corp...................................    8.625%         01/15/2007               1,042,500
500,000            Triad Hospitals, Inc. (144A)(a).........................    8.750%         05/01/2009                 511,250
500,000            Universal Health Services, Inc. Convertible.............    0.426%         06/23/2020                 303,750
                   -------------------------------------------                 ------         ----------                 -------

                                                                                                                       4,496,322

                   Heavy Machinery - 0.5%
275,000            Briggs & Stratton Corp. (144A)(a).......................    8.875%         03/15/2011                 279,125
500,000            Terex Corp. (144A)(a)...................................   10.375%         04/01/2011                 517,500
                   ---------------------                                      -------         ----------                 -------

                                                                                                                         796,625

                   Home Construction, Furnishings & Appliances - 2.3%
1,000,000          D.R. Horton, Inc........................................   10.000%         04/15/2006               1,030,000
1,000,000          Lennar Corp.............................................    7.625%         03/01/2009                 975,336
1,000,000          MDC Holdings, Inc.......................................    8.375%         02/01/2008               1,005,000
750,000            Schuler Homes, Inc. (144A)(a)...........................    9.375%         07/15/2009                 753,750
                   -----------------------------                               ------         ----------                 -------

                                                                                                                       3,764,086

                        See notes to financial statements

Met Investors Series Trust
Lord Abbett Bond Debenture Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)


Par          Security                                                                                                 Value
Amount       Description                                                     Coupon        Maturity                  (Note 2)

               Insurance - 0.9%
$500,000       AdvancePCS...............................................    8.500%         04/01/2008                 $512,500
850,000        American International Group Convertible.................    0.500%         05/15/2007                  872,313
               ----------------------------------------                     ------         ----------                  -------

                                                                                                                     1,384,813

               Lodging - 2.2%
1,000,000      Aztar Corp...............................................    8.875%         05/15/2007                1,010,000
1,000,000      Felcor Lodging LP (144A)(a)..............................    8.500%         06/01/2011                  960,000
500,000        Hilton Hotels Corp.......................................    8.250%         02/15/2011                  497,963
1,000,000      Park Place Entertainment Corp............................    7.875%         12/15/2005                1,005,000
               ------------------------------                               ------         ----------                ---------

                                                                                                                     3,472,963

               Media - Broadcasting & Publishing - 4.9%
1,000,000      Allbritton Communications Co.............................    9.750%         11/30/2007                1,032,500
400,000        Charter Communications Holdings (144A)(a)................   10.000%         05/15/2011                  408,000
1,000,000      Cumulus Media, Inc.......................................   10.375%         07/01/2008                1,000,000
1,000,000      Fox Liberty Networks LLC.................................    8.875%         08/15/2007                1,045,000
400,000        Gray Communications Systems, Inc.........................   10.625%         10/01/2006                  408,000
1,000,000      Insight Communications Co., Inc. (144A)(a)...............0%,12.250%++      02/15/2011                  570,000
850,000        Interep National Radio Sales, Inc........................   10.000%         07/01/2008                  718,250
1,000,000      Liberty Media (144A)(a)..................................    3.500%         01/15/2031                  798,750
425,000        Primedia, Inc............................................   10.250%         06/01/2004                  442,000
1,500,000      Sinclair Broadcast Group, Inc............................   10.000%         09/30/2005                1,515,000
               ------------------------------                              -------         ----------                ---------

                                                                                                                     7,937,500

               Medical Bio - Technology - 0.2%
400,000        Packard BioScience Co....................................    9.375%         03/01/2007                  390,000
               ----------------------                                       ------         ----------                  -------

               Medical Supplies - 0.9%
1,000,000      Fisher Scientific International, Inc.....................    9.000%         02/01/2008                  990,000
530,000        Fresenius Med Cap Trust II...............................    7.875%         02/01/2008                  518,075
               --------------------------                                   ------         ----------                  -------

                                                                                                                     1,508,075

               Metals - 1.4%
500,000        AK Steel Corp............................................    9.000%         09/15/2007                  500,000
250,000        Century Aluminum, Co. (144A)(a)..........................   11.750%         04/15/2008                  261,250
500,000        Lone Star Technologies, Inc. (144A)(a)...................    9.000%         06/01/2011                  485,000
750,000        Nortek, Inc..............................................    8.875%         08/01/2008                  725,625
500,000        WCI Steel, Inc...........................................   10.000%         12/01/2004                  342,500
               ---------------                                             -------         ----------                  -------

                                                                                                                     2,314,375

               Miscellaneous - 0.6%
200,000        American Greetings Corp. (144A)(a).......................    7.000%         07/15/2006                  194,500
750,000        American Greetings Corp. (144A)(a).......................   11.750%         07/15/2008                  731,250
               ----------------------------------                          -------         ----------                  -------

                                                                                                                       925,750

               Oil & Gas - 6.1%
750,000        Anadarko Petroleum Corp..................................         +         03/07/2020                  527,813
1,000,000      Chesapeake Energy Corp. (144A)(a)........................    8.125%         04/01/2011                  940,000
750,000        Forest Oil Corp. (144A)(a)...............................    8.000%         06/15/2008                  735,000
750,000        KCS Energy, Inc..........................................   11.000%         01/15/2003                  753,750
1,000,000      Kerr-McGee Corp. Convertible.............................    5.250%         02/15/2010                1,220,000
250,000        Key Energy Services, Inc. (144A)(a)......................    8.375%         03/01/2008                  253,750
650,000        Mission Resources Corp. (144A)(a)........................   10.875%         04/01/2007                  641,875
1,000,000      Parker Drilling Corp. Convertible........................    5.500%         08/01/2004                  910,000
1,000,000      Parker Drilling Corp. - Series D.........................    9.750%         11/15/2006                1,025,000
500,000        Pogo Producing Corp......................................    8.750%         05/15/2007                  507,500


                        See notes to financial statements

Met Investors Series Trust
Lord Abbett Bond Debenture Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)


Par          Security                                                                                                 Value
Amount       Description                                                     Coupon        Maturity                  (Note 2)

                   Oil & Gas - continued
$750,000           Transocean Sedco Forex, Inc.............................         +         05/24/2020                $437,813
500,000            Vintage Petroleum, Inc..................................    8.625%         02/01/2009                 517,500
1,250,000          XTO Energy, Inc.........................................    9.250%         04/01/2007               1,300,000
                   ----------------                                            ------         ----------               ---------

                                                                                                                       9,770,001

                   Pharmaceuticals - 1.6%
750,000            Cell Therapeutics, Inc. (144A)(a).......................    5.750%         06/15/2008                 736,875
1,800,000          Roche Holdings, Inc. Convertible (144A)(a)..............         +         01/19/2015               1,359,000
575,000            Vertex Pharmaceuticals, Inc.............................    5.000%         09/19/2007                 474,375
                   ----------------------------                                ------         ----------                 -------

                                                                                                                       2,570,250

                   Real Estate - 0.6%
1,000,000          Host Marriott LP (REIT).................................    9.250%         10/01/2007               1,010,000
                   -----------------------                                     ------         ----------               ---------

                   Retailers - 1.3%
500,000            Central Garden & Pet Co.................................    6.000%         11/15/2003                 390,000
500,000            Costco Wholesale Corp. Convertible (144A)(a)............         +         08/19/2017                 495,625
1,500,000          Lowe's Co., Inc. (144A)(a)..............................         +         02/16/2021               1,125,000
                   --------------------------                                       -         ----------               ---------

                                                                                                                       2,010,625

                   Telephone Systems - 4.7%
750,000            Exodus Communications, Inc..............................   10.750%         12/15/2009                 258,750
1,000,000          Intermedia Communications of Florida, Inc...............    9.500%         03/01/2009                 995,000
1,000,000          Level 3 Communications, Inc.............................   11.000%         03/15/2008                 445,000
750,000            Level 3 Communications, Inc.............................0%,12.875%++      03/15/2010                 161,250
400,000            MasTec, Inc.............................................    7.750%         02/01/2008                 338,000
500,000            Motient Corp............................................   12.250%         04/01/2008                 107,500
750,000            Price Communications Wireless, Inc......................    9.125%         12/15/2006                 780,000
1,000,000          SBA Communications Corp.................................0%,12.000%++      03/01/2008                 805,000
2,000,000          TeleCorp PCS, Inc.......................................   10.625%         07/15/2010               1,890,000
1,000,000          Triton PCS, Inc.........................................0%,11.000%++      05/01/2008                 811,250
500,000            VoiceStream Wireless Corp...............................   10.375%         11/15/2009                 572,500
1,000,000          Winstar Communications, Inc./\..........................   12.750%         04/15/2010                  12,500
1,000,000          XO Communications, Inc..................................   10.750%         11/15/2008                 325,000
                   -----------------------                                    -------         ----------                 -------

                                                                                                                       7,501,750

                   Textiles, Clothing & Fabrics - 0.9%
1,000,000          Interface, Inc..........................................    9.500%         11/15/2005               1,010,000
500,000            Levi Strauss & Co.......................................   11.625%         01/15/2008                 452,500
                   -----------------                                          -------         ----------                 -------

                                                                                                                       1,462,500

                   Transportation - 0.6%
1,000,000          United Parcel Services..................................    1.750%         09/27/2007               1,002,500
                   ----------------------                                      ------         ----------               ---------

                   U.S. Government Agency Mortgage Backed Securities - 5.6%
1,000,000          Federal Home Loan Mortgage Corp.........................    7.000%         07/15/2005               1,057,686
7,717,365          Government National Mortgage Association................    8.000%         05/15/2030               8,011,018
                   ----------------------------------------                    ------         ----------               ---------

                                                                                                                       9,068,704

                   Total Domestic Bonds & Debt Securities (Cost $136,684,536)                                        128,383,757
                   ----------------------------------------------------------                                        -----------

                   Foreign Bonds & Debt Securities - 10.4%
                   Argentina - 0.6%
1,000,000          Telefonica de Argentina S.A. (U.S.$) (144A)(a)..........    9.125%         05/07/2008                 927,500
                   ----------------------------------------------              ------         ----------                 -------

                   Bermuda - 2.0%
2,000,000          Elan Finance Corp. Ltd. (Yankee)........................         +         12/14/2018               1,782,500


                        See notes to financial statements

Met Investors Series Trust
Lord Abbett Bond Debenture Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)


Par          Security                                                                                                 Value
Amount       Description                                                     Coupon        Maturity                  (Note 2)

                   Bermuda - continued
$1,000,000         Global Crossing Holdings Ltd. (U.S.$)...................    9.625%         05/15/2008                $795,000
1,000,000          NTL, Inc. (Yankee)......................................   11.200%         11/15/2007                 685,000
                   ------------------                                         -------         ----------                 -------

                                                                                                                       3,262,500

                   Brazil - 0.4%
750,000            Globo Comunicacoes Participation (U.S.$) (144A)(a)......   10.625%         12/05/2008                 609,375
                   --------------------------------------------------         -------         ----------                 -------

                   Canada - 2.2%
1,000,000          Gulf Canada Resources Ltd. (Yankee).....................    8.375%         11/15/2005               1,086,250
1,000,000          Rogers Cantel, Inc. (Yankee)............................    8.300%         10/01/2007                 940,000
500,000            Rogers Wireless Communications, Inc. (144A)(a)..........    9.625%         05/01/2011                 505,000
1,000,000          Tembec Industries, Inc. (Yankee)........................    8.625%         06/30/2009               1,025,000
                   --------------------------------                            ------         ----------               ---------

                                                                                                                       3,556,250

                   China - 0.1%
250,000            Cathay International Ltd. (U.S.$) (144A)(a).............   13.500%         04/15/2008                 100,625
                   -------------------------------------------                -------         ----------                 -------

                   Luxembourg - 0.5%
1,000,000          Millicom International Cellular S.A. (Yankee)...........   13.500%         06/01/2006                 865,000
                   ---------------------------------------------              -------         ----------                 -------

                   Mexico - 1.2%
500,000            Gruma S.A. de C.V. (Yankee).............................    7.625%         10/15/2007                 446,250
1,000,000          TV Azteca S.A. (Yankee).................................   10.500%         02/15/2007                 930,000
500,000            United Mexican States (U.S.$)...........................   10.375%         02/17/2009                 560,500
                   -----------------------------                              -------         ----------                 -------

                                                                                                                       1,936,750

                   Netherlands - 0.9%
500,000            STMicroelectronics N.V. Convertible (U.S.$).............         +         09/22/2009                 519,375
3,500,000          United Pan-Europe Communications N.V. (Yankee)..........0%,12.500%++      08/01/2009                 577,500
500,000            United Pan-Europe Communications N.V. (Yankee)..........   11.250%         11/01/2009                 187,500
650,000            Versatel Telecom International N.V. (Yankee)............   11.875%         07/15/2009                 237,250
                   --------------------------------------------               -------         ----------                 -------

                                                                                                                       1,521,625

                   Switzerland - 0.7%
2,000,000          Roche Holdings, Inc. Convertible (U.S.$) (144A)(a)......         +         04/20/2010               1,140,000
                   --------------------------------------------------               -         ----------               ---------

                   United Kingdom - 1.8%
550,000            Diamond Cable Communication Plc (Yankee)................0%,10.750%++      02/15/2007                 283,250
1,000,000          Esprit Telecom Group Plc (Yankee) /\....................   10.875%         06/15/2008                  26,250
1,750,000          Swiss Life Financial Ltd. Convertible (U.S.$)...........    2.000%         05/20/2005               1,804,688
1,500,000          Telewest Communication Plc (Yankee).....................0%, 9.250%++       04/15/2009                 738,750
                   -----------------------------------                     ------------       ----------                 -------

                                                                                                                       2,852,938

                   Total Foreign Bonds & Debt Securities (Cost $20,884,452)...................................        16,772,563
                   ---------------------------------------------------------                                          ----------

Par/Share          Security
Value
Amount             Description
(Note 2)

                   Common and Preferred Stocks - 6.5%
                   Communications - 0.4%
       4,114       McLeodUSA, Inc.*......................................................................                 18,883
1,500,000          Williams Communications Group, Inc.*..................................................                630,000
                   ------------------------------------                                                                  -------

                                                                                                                         648,883

                   Cosmetics & Personal Care - 0.7%
14,000             Estee Lauder Automatic Common Exchange Security Trust II Preferred....................              1,132,600
                   ------------------------------------------------------------------                                  ---------

                   Electric Utilities - 0.4%
10,000             AES Trust VII Convertible Preferred*..................................................                568,750
                   ------------------------------------                                                                  -------

                        See notes to financial statements

Met Investors Series Trust
Lord Abbett Bond Debenture Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Par/Share       Security                                                                             Value
Amount          Description                                                                        (Note 2)
                -----------                                                                        --------

                Electronics - 0.0%
66              DecisionOne Corp.*(b)/\...................................................               $1
                -----------------------                                                                  --

                Entertainment & Leisure - 0.6%
30,000          Six Flags, Inc.*..........................................................          916,500
                ----------------                                                                    -------

                Financial Services - 0.6%
30,000          Morgan Stanley Dean Witter & Co.*.........................................          435,000
10,000          Washington Mutual, Inc.*..................................................          533,750
                ------------------------                                                            -------

                                                                                                    968,750

                Food Retailers - 0.3%
1,000,000       Whole Foods Market, Inc.*.................................................          426,250
                -------------------------                                                           -------

                Forest Products & Paper - 1.0%
15,000          Georgia-Pacific Group.....................................................          567,750
1,000,000       International Paper Co....................................................        1,059,561
                -----------------------                                                           ---------

                                                                                                  1,627,311

                Health Care Providers - 0.7%
1,500,000       Wellpoint Health Networks, Inc.*..........................................        1,168,125
                ---------------------------------                                                 ---------

                Industrial - Diversified - 0.0%
436             Safelite Glass Corp. - Class A(b).........................................            1,250
6,452           Safelite Glass Corp. - Class B(b).........................................            1,250
                ---------------------------------                                                     -----

                                                                                                      2,500

                Insurance - 0.5%
10,000          ACE Ltd...................................................................          805,500
                --------                                                                            -------

                Media - Broadcasting & Publishing - 0.7%
16,000          Cox Communications, Inc.*.................................................          940,160
8,500           Sinclair Broadcast Group, Inc.............................................          244,375
                ------------------------------                                                      -------

                                                                                                  1,184,535

                Pharmaceuticals - 0.4%
15,000          Pharmacia Corp. (ACES)....................................................          606,000
                ----------------------                                                              -------

                Transportation - 0.2%
7,000           Canadian National Railway Co.*............................................          394,100
                ------------------------------                                                      -------

                Total Common and Preferred Stocks (Cost $11,876,428)                             10,449,805
                ----------------------------------------------------                             ----------

                Warrants - 0.0%
                Cable - 0.0%
522             NTL, Inc. (expiring 10/14/08) (144A)(a)*..................................              261
                ----------------------------------------                                                ---

                Industrial - Diversified - 0.0%
15,811          Safelite Glass Corp. - Class A(b).........................................            1,251
10,541          Safelite Glass Corp. - Class B(b).........................................            1,250
                ---------------------------------                                                     -----

                                                                                                      2,501

                Medical Supplies - 0.0%
250             Urohealth Systems, Inc. (expiring 04/10/04) (144A)(a)*....................                2
                ------------------------------------------------------                                    -

                Telephone Systems - 0.0%
500             Motient Corporation (expiring 4/01/08) (144A)(a)*.........................              438
                -------------------------------------------------                                       ---

                Total Warrants (Cost $509,178)                                                        3,202
                ------------------------------                                                        -----

                        See notes to financial statements

Met Investors Series Trust
Lord Abbett Bond Debenture Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)


Par              Security                                                                                 Value
Amount           Description                                                                             (Note 2)
                 -----------                                                                             --------
                 Short-Term Investments - 7.8%
$2,412,307       Banc One, Bank Note, 4.058%, due 07/02/01(c).....................................       $2,412,307
1,929,850        Credit Suisse First Boston, Triparty Corporate, 4.165%, due 07/02/01(c)..........        1,929,850
1,899,029        Fleet National Bank, Bank Note, 4.205%, due 10/31/01(c)..........................        1,899,029
964,925          Merrill Lynch I, Triparty Corporate, 4.165%, due 07/02/01(c).....................          964,925
482,463          Merrill Lynch, Bank Note, 3.94%, due 04/05/02(c).................................          482,463
2,894,775        Merrimac, Money Market Fund, 4.12%, due 07/02/01(c)..............................        2,894,775
482,463          Royal Bank of Canada, Eurodollar Overnight, 4.00%, due 07/02/01(c)...............          482,463
1,447,388        Toronto Dominion, Eurodollar Overnight, 4.063%, due 07/02/01(c)..................        1,447,388
                 ---------------------------------------------------------------                          ---------

                 Total Short-Term Investments (Cost $12,513,200)                                         12,513,200
                 -----------------------------------------------                                         ----------

                 TOTAL INVESTMENTS - 104.4%
                 (Cost $182,467,794)                                                                    168,122,527

                 Other Assets and Liabilities (net) - (4.4%)                                             (7,118,915)
                 -------------------------------------------                                             -----------

                 TOTAL NET ASSETS - 100.0%                                                             $161,003,612
                 =========================                                                             ============

                   Portfolio Footnotes:

                   (a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to
                   Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.


                   /\   Security is in Default

                   *    Non-income producing security.

                   (b) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                   (c) Represents investment of collateral received from securities lending transactions.

                   +   Zero coupon bond

                  ++ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

                   ACES - Adjustable Conversion-Rate Equity Securities

                   Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

                        See notes to financial statements

Met Investors Series Trust
Lord Abbett Bond Debenture Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited) (Percentage of Net Assets)

The following table summarizes the portfolio composition of long-term debt holdings at June 30, 2001, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.


Portfolio Composition by Credit Quality
---------------------------------------
           Ratings%                                            of Portfolio
           AAA                                                     7.0%
           AA                                                      4.4
           A                                                       6.0
           BBB                                                    13.3
           BB                                                     23.1
           B                                                      44.1
           Below B                                                 1.4
           NR                                                      0.7
                                                                 100.0%

           Note: NR = Not Rated

                             See notes to financial statements

Met Investors Series Trust
Lord Abbett Mid-Cap Value Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)


Security                                                                           Value
Description                                                     Shares           (Note 2)
                                                                ------           --------
Common Stocks - 95.0%
Automotive - 2.4%
Genuine Parts Co............................................     53,000            $1,669,500
                                                                 ------            ----------

Beverages, Food & Tobacco - 5.5%
Archer-Daniels-Midland Co...................................    108,400             1,409,200
Corn Products International, Inc............................     35,400             1,132,800
Sensient Technologies Corp..................................     64,600             1,325,592
                                                                 ------             ---------

                                                                                    3,867,592

Chemicals - 7.8%
Crompton Corp...............................................    150,500             1,640,450
IMC Global, Inc.............................................    122,700             1,251,540
Potash Corporation of Saskatchewan, Inc.....................     19,300             1,107,820
Solutia, Inc................................................    114,600             1,461,150
                                                                -------             ---------

                                                                                    5,460,960

Computer Software & Processing - 1.1%
Sybase, Inc.*...............................................     48,300               794,535
                                                                 ------               -------

Containers & Packaging - 4.5%
Ball Corp...................................................     30,400             1,445,824
Pactiv Corp.*...............................................    130,500             1,748,700
                                                                -------             ---------

                                                                                    3,194,524

Electric Utilities - 10.3%
Ameren Corp.................................................     36,200             1,545,740
Constellation Energy Group, Inc.............................     26,400             1,124,640
Niagara Mohawk Holdings, Inc.*..............................     47,500               840,275
Northeast Utilities.........................................     78,100             1,620,575
Reliant Energy, Inc.........................................     13,800               444,498
TECO Energy, Inc............................................     54,700             1,668,350
                                                                 ------             ---------

                                                                                    7,244,078

Entertainment & Leisure - 1.4%
Harrah's Entertainment, Inc.*...............................     26,800               946,040
                                                                 ------               -------

Forest Products & Paper - 2.6%
Georgia-Pacific Group.......................................     53,200             1,800,820
                                                                 ------             ---------

Health Care Providers - 3.8%
Caremark Rx, Inc.*..........................................    112,600             1,852,270
Trigon Healthcare, Inc.*....................................     12,300               797,655
                                                                 ------               -------

                                                                                    2,649,925

Household Products - 3.7%
Newell Rubbermaid, Inc......................................     56,800             1,425,680
Snap-On, Inc................................................     49,400             1,193,504
                                                                 ------             ---------

                                                                                    2,619,184

Insurance - 11.7%
Ace Ltd.....................................................     27,100             1,059,339
Everest Re Group, Ltd.......................................     14,500            $1,084,600
Health Net, Inc.*...........................................     99,900             1,738,260
Oxford Health Plans, Inc.*..................................     26,500               757,900
PartnerRe Ltd...............................................     22,200             1,229,880
Transatlantic Holdings, Inc.................................      7,400               906,574
Willis Group Holdings, Ltd.*................................     10,800               191,700
XL Captial, Ltd.............................................     14,900             1,223,290
                                                                 ------             ---------

                                                                                    8,191,543

Medical Supplies - 8.8%
Becton Dickinson & Co.......................................     38,700             1,385,073
Boston Scientific Corp.*....................................    110,500             1,878,500
St. Jude Medical, Inc.*.....................................     22,500             1,350,000
Varian Medical Systems, Inc.*...............................     22,000             1,573,000
                                                                 ------             ---------

                                                                                    6,186,573

Metals - 1.4%
Hubbell, Inc................................................     34,300               994,700
                                                                 ------               -------

Oil & Gas - 10.3%
Dynegy, Inc. - Class A......................................     27,584             1,282,656
ENSCO International, Inc....................................     48,800             1,141,920
EOG Resources, Inc..........................................     20,100               714,555
Kerr-McGee Corp.............................................     20,300             1,345,281
Southwest Gas Corp..........................................     58,500             1,385,280
Transocean Sedco Forex, Inc.................................     33,150             1,367,437
                                                                 ------             ---------

                                                                                    7,237,129

Pharmaceuticals - 2.5%
Mylan Laboratories, Inc.....................................     62,700             1,763,751
                                                                 ------             ---------

Real Estate - 2.5%
Healthcare Realty Trust, Inc. (REIT)........................     66,755             1,755,657
                                                                 ------             ---------

Restaurants - 2.2%
CBRL Group, Inc.............................................     91,800             1,556,010
                                                                 ------             ---------

Retailers - 11.5%
Albertson's, Inc............................................     26,700               800,733
Big Lots, Inc.*.............................................    140,000             1,915,200
Dollar General Corp.........................................     25,200               491,400
J.C. Penney Co., Inc........................................     84,500             2,227,420
K-Mart Corp.*...............................................    155,400             1,782,438
May Department Stores Co. (The).............................     24,600               842,796
                                                                 ------               -------

                                                                                    8,059,987

Textiles, Clothing & Fabrics - 1.0%
Tommy Hilfiger Corp.*.......................................     52,100               729,400
                                                                 ------               -------

Total Common Stocks (Cost $55,287,018)                                             66,721,908
                                                                                   ----------

                        See notes to financial statements

Met Investors Series Trust
Lord Abbett Mid-Cap Value Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)


Par             Security                                                                                     Value
Amount          Description                                                                                 (Note 2)
                Short-Term Investments - 10.4%
$1,411,796      Banc One, Bank Note, 4.058%, due 07/02/01(a)..........................................     $1,411,796
1,129,437       Credit Suisse First Boston, Triparty Corporate, 4.165%, due 07/02/01(a)...............      1,129,437
1,111,394       Fleet National Bank, Bank Note, 4.205%, due 10/31/01(a)...............................      1,111,394
564,718         Merrill Lynch I, Triparty Corporate, 4.165%, due 07/02/01(a)..........................        564,718
282,359         Merrill Lynch, Bank Note, 3.94%, due 04/05/02(a)......................................        282,359
1,694,156       Merrimac, Money Market Fund, 4.12%, due 07/02/01(a)...................................      1,694,156
282,359         Royal Bank of Canada, Eurodollar Overnight, 4.00%, due 07/02/01(a)....................        282,359
847,077         Toronto Dominion, Eurodollar Overnight, 4.063%, due 07/02/01(a).......................        847,077
                ---------------------------------------------------------------                               -------

                Total Short-Term Investments (Cost $7,323,296)                                              7,323,296
                ----------------------------------------------                                              ---------

                TOTAL INVESTMENTS - 105.4%
                (Cost $62,610,314)....................................................................     74,045,204

                Other Assets and Liabilities (net) - (5.4%)...........................................     (3,776,529)
                -------------------------------------------                                                -----------

                TOTAL NET ASSETS - 100%...............................................................    $70,268,675
                =======================                                                                   ===========

               Portfolio Footnotes:

               * Non-income producing security.

               (a) Represents investment of collateral received from securities lending transactions.

               REIT - Real Estate Investment Trust

               See notes to financial statements

Met Investors Series Trust
Lord Abbett Developing Growth Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                          Value
Description                                                      Shares          (Note 2)
                                                                 ------          --------
Common Stocks - 96.5%
Aerospace & Defense - 0.4%
Orbital Sciences Corp.*........................................   43,600            $169,168
                                                                  ------            --------

Airlines - 1.6%
Frontier Airlines, Inc.*.......................................   17,900             219,275
SkyWest, Inc...................................................   15,000             420,000
                                                                  ------             -------

                                                                                     639,275

Apparel Retailers - 2.0%
American Eagle Outfitters, Inc.*...............................    4,100             144,484
Children's Place Retail Stores, Inc.*..........................   12,400             332,320
Pacific Sunwear of California, Inc.*...........................   14,850             333,085
                                                                  ------             -------

                                                                                     809,889

Banking - 0.5%
CompuCredit Corp.*.............................................   12,800             141,440
NextCard, Inc.*................................................    5,400              59,670
                                                                   -----              ------

                                                                                     201,110

Beverages, Food & Tobacco - 0.6%
Performance Food Group Co.*....................................    4,900             148,127
United Natural Foods, Inc.*....................................    4,600              96,370
                                                                   -----              ------

                                                                                     244,497

Building Materials - 1.0%
Insight Enterprises, Inc.*.....................................   16,800             411,600
                                                                  ------             -------

Chemicals - 0.9%
OM Group, Inc..................................................    6,400             360,000
                                                                   -----             -------

Commercial Services - 13.4%
Aegis Communications Group, Inc.*..............................   41,800              20,900
Bio-Technology General Corp.*..................................   11,900             155,890
Career Education Corp.*........................................    2,000             119,800
Celgene Corp.*.................................................   10,300             297,155
CellStar Corp.*................................................   50,900             109,435
Core Laboratories N.V.*........................................   14,800             277,500
Corinthian Colleges, Inc.*.....................................    2,200             103,554
Corporate Executive Board Co.*.................................   21,300             894,600
Critical Path, Inc.*...........................................    4,300               4,386
DiamondCluster International, Inc. - Class A*..................   11,250             143,212
Edison Schools, Inc.*..........................................    2,800              63,952
EGL, Inc.*.....................................................    5,600              97,776
First Consulting Group, Inc.*..................................    5,800              41,760
Forrester Research, Inc.*......................................    5,100             115,209
G & K Services, Inc............................................   16,800             451,920
Iron Mountain, Inc.*...........................................   19,200             860,928
ITT Educational Services, Inc.*................................    4,400             198,000
Labor Ready, Inc.*.............................................    8,700              45,588
Lexent, Inc.*..................................................    4,000              34,560
Management Network Group, Inc.*................................    4,200              25,620
NCO Group, Inc.*...............................................   10,300             318,579
On Assignment, Inc.*...........................................    8,500             153,000
Pegasus Solutions, Inc.*.......................................   20,850             240,817
Seattle Genetics, Inc.*........................................    5,700              34,770
Steiner Leisure Ltd.*..........................................   12,800             256,000
TeleTech Holdings, Inc.*.......................................   36,800             330,832
                                                                  ------             -------

                                                                                   5,395,743

Communications - 2.8%
Cable Design Technologies Corp.*...............................   15,900             256,944
Comtech Telecommunications Corp.*..............................    9,700             135,800
Metawave Communications Corp*..................................    6,400              33,216
Plantronics, Inc.*.............................................   31,000             717,650
U.S. Wireless Corp.*(a)........................................    3,300               9,603
                                                                   -----               -----

                                                                                   1,153,213

Computer Software & Processing - 10.0%
Activision, Inc.*..............................................    4,400             172,700
Acxiom Corp.*..................................................   19,800             259,182
American Management Systems, Inc.*.............................    6,800             160,480
BARRA, Inc.*...................................................    1,300              50,895
BSQUARE Corp.*.................................................    7,100              74,621
CheckFree Corp.*...............................................    4,700             164,829
CyberSource Corp.*.............................................    6,500              10,530
Documentum, Inc.*..............................................   14,100             182,172
eCollege.com, Inc.*............................................   10,800              33,912
eLoyalty Corp.*................................................    6,800               6,800
eMerge Interactive, Inc. - Class A*............................    6,600               7,656
Exchange Applications, Inc.*...................................    7,300               7,884
EXE Technologies, Inc.*........................................    9,000              52,740
Intergraph Corp.*..............................................    9,400             144,760
Intrado, Inc.*.................................................    3,100              53,227
Manhattan Associates, Inc.*....................................    5,000             198,750
Metasolv Software, Inc.*.......................................    2,200              17,446
Multex.com, Inc.*..............................................    8,300             134,875
National Data Corp.............................................    6,800             220,320
National Instruments Corp.*....................................    1,650              53,542
Numerical Technologies, Inc.*..................................    8,100             170,100
ONYX Software Corp.*...........................................   12,700             101,600
Phoenix Technologies Ltd.*.....................................   10,100             147,460
Primus Knowledge Solutions, Inc.*..............................    4,200              25,158
Realnetworks, Inc.*............................................    6,900              81,075
Riverdeep Group Plc (ADR)*.....................................    4,700             131,600
RSA Security, Inc.*............................................    3,750             116,063
Rudolph Technologies, Inc.*....................................    3,200             150,400
S1 Corp.*......................................................   26,500             371,000
Saba Software, Inc.*...........................................   11,000             180,510
SmartForce Plc (ADR)*..........................................    3,900             137,397
THQ, Inc.*.....................................................    3,250             193,798
Verity, Inc.*..................................................    4,200              83,790
Virage, Inc.*..................................................    2,100               7,245
Watchguard Technologies, Inc.*.................................   13,000             133,250
                                                                  ------             -------

                                                                                   4,037,767

Computers & Information - 3.6%
Advanced Digital Information Corp.*............................   35,500             614,150

                        See notes to financial statements

                                       72




Met Investors Series Trust
Lord Abbett Developing Growth Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited) (Percentage of
Net Assets)

Security                                                                             Value
Description                                                      Shares           (Note 2)
                                                                 ------           --------

Computers & Information - continued
Cray, Inc.*....................................................   39,800             $94,724
InFocus Corp.*.................................................    6,600             134,574
Interlink Electronics, Inc.*...................................    3,200              25,952
MICROS Systems, Inc.*..........................................    7,500             165,000
RadiSys Corp.*.................................................   18,500             422,725
                                                                  ------             -------

                                                                                   1,457,125

Electrical Equipment - 1.7%
Analogic Corp..................................................    6,500             296,075
Electro Scientific Industries, Inc.*...........................    2,900             110,490
Technitrol, Inc................................................    8,300             215,800
Universal Electronics, Inc.*...................................    3,500              63,000
                                                                   -----              ------

                                                                                     685,365

Electronics - 5.5%
Artesyn Technologies, Inc.*....................................    9,100             117,390
Aware, Inc.*...................................................    4,200              37,800
AXT, Inc.*.....................................................    5,800             154,860
Cabot Microelectronics Corp....................................      700              43,400
CTS Corp.......................................................    4,100              84,050
Dionex Corp.*..................................................    2,600              86,450
Drexler Technology Corp.*......................................      400               4,804
EMS Technologies, Inc.*........................................    4,600              70,150
Fairchild Semiconductor Corp.*.................................   11,100             255,300
Genesis Microchip, Inc.*.......................................    7,500             271,125
Helix Technologies Corp........................................    2,400              73,152
Lecroy Corp.*..................................................    4,000             101,880
Luminent, Inc.*................................................    9,300              39,060
Multilink Technology Corp.*....................................    4,000              57,200
Oak Technology, Inc.*..........................................   13,700             145,083
Read-Rite Corp.*...............................................   16,600              87,150
Sawtek, Inc.*..................................................   13,100             308,243
Silicon Storage Technology, Inc.*..............................    9,400              95,222
SLI, Inc.......................................................   21,700             179,025
                                                                  ------             -------

                                                                                   2,211,344

Entertainment & Leisure - 1.2%
American Classic Voyages Co.*..................................   10,200              35,700
Bally Total Fitness Holdings Corp.*............................   10,000             296,100
Championship Auto Racing Teams, Inc.*..........................    8,900             142,400
                                                                   -----             -------

                                                                                     474,200

Financial Services - 1.7%
Federal Agricultural Mortgage Corp.*...........................    4,700             150,306
Metris Companies, Inc..........................................   16,500             556,215
                                                                  ------             -------

                                                                                     706,521

Food Retailers - 0.9%
Whole Food Market, Inc.*.......................................   12,800             346,880
                                                                  ------             -------

Health Care Providers - 3.2%
Apria Healthcare Group, Inc.*..................................    8,600             248,110
Collateral Therapeutics, Inc.*.................................    2,800              16,800
Hanger Orthopedic Group, Inc.*.................................   13,800              35,190
Healthcare Services Group, Inc.*...............................   11,750              83,425
Matria Healthcare, Inc.*.......................................    9,050             142,447
Pharmaceutical Product Development, Inc.*......................   11,800             360,018
Province Healthcare Co.*.......................................    3,700             130,573
Renal Care Group, Inc.*........................................    8,000             263,120
                                                                   -----             -------

                                                                                   1,279,683

Heavy Machinery - 1.0%
Flow International Corp.*......................................   12,000             129,600
Semitool, Inc.*................................................   22,100             263,653
                                                                  ------             -------

                                                                                     393,253

Home Construction, Furnishings & Appliances - 2.5%
Beazer Homes USA, Inc.*........................................    2,100             133,329
Crossmann Communities, Inc.*...................................   10,700             424,683
M.D.C. Holdings, Inc...........................................    6,340             224,436
Pulte Corp.....................................................    2,100              89,523
Standard Pacific Corp..........................................    6,400             148,160
                                                                   -----             -------

                                                                                   1,020,131

Insurance - 2.4%
AdvancePCS*....................................................    7,300             467,565
Hooper Holmes, Inc.............................................   36,600             375,150
Pacificare Health Systems, Inc.*...............................    6,800             110,840
                                                                   -----             -------

                                                                                     953,555

Media - Broadcasting & Publishing - 1.2%
Information Holdings, Inc.*....................................    7,600             245,480
Regent Communications, Inc.*...................................   20,100             240,999
                                                                  ------             -------

                                                                                     486,479

Medical Supplies - 6.4%
Arrow International, Inc.......................................    8,900             341,760
ATS Medical, Inc.*(a)..........................................   23,700             356,922
Bio-Rad Laboratories, Inc. - Class A*..........................      800              39,840
Coherent, Inc.*................................................   17,100             618,507
Diagnostic Products Corp.......................................    3,800             126,160
Ionics, Inc.*..................................................    1,300              40,950
Ocular Sciences, Inc.*.........................................    3,500              88,900
Orthofix International N.V.*...................................   12,900             346,107
Radiance Medical Systems, Inc.*................................    9,500              50,160
SonoSite, Inc.*................................................    7,700             149,380
Techne Corp.*..................................................    6,900             224,250
Theragenics Corp.*.............................................   16,900             188,773
Therma-Wave, Inc.*.............................................    1,900              36,233
                                                                   -----              ------

                                                                                   2,607,942

Metals - 0.8%
Lone Star Technologies, Inc.*..................................      400              14,480
Matthews International Corp....................................    7,100             312,169
                                                                   -----             -------

                                                                                     326,649

                        See notes to financial statements

                                       73




Met Investors Series Trust
Lord Abbett Developing Growth Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                           Value
Description                                                       Shares          (Note 2)
                                                                  ------          --------

Mining - 2.1%
North American Palladium Ltd.*..................................  17,000            $134,300
Stillwater Mining Co.*..........................................  24,500             716,625
                                                                  ------             -------


                                     850,925
Miscellaneous - 1.0%
Armor Holdings, Inc.*...........................................  23,000             345,000
Student Advantage, Inc.*........................................  26,900              49,227
                                                                  ------              ------


                                     394,227
Oil & Gas - 7.3%
Cabot Oil & Gas Corp.*..........................................   2,900              70,760
Cal Dive International, Inc.*...................................   8,100             199,260
Comstock Resources, Inc.*.......................................   7,400              75,850
Evergreen Resources, Inc.*......................................   9,800             372,400
EXCO Resources, Inc.*...........................................  12,500             226,875
Grey Wolf, Inc.*................................................  15,600              62,400
Louis Dreyfus Natural Gas Corp.*................................  12,100             421,685
Patina Oil & Gas Corp...........................................   5,000             132,500
Prima Energy Corp.*.............................................   2,900              69,861
Remington Oil & Gas Corp.*......................................   5,600             106,400
Seitel, Inc.*...................................................  14,700             192,570
Stone Energy Corp.*.............................................   4,100             181,630
Superior Energy Services, Inc.*.................................   6,500              51,350
Unit Corp.*.....................................................   8,700             137,895
Vintage Petroleum, Inc..........................................  27,400             512,380
XTO Energy, Inc.................................................   9,850             141,348
                                                                   -----             -------

                                                                                   2,955,164

Pharmaceuticals - 9.3%
Albany Molecular Research, Inc.*................................   9,200             349,692
Alpharma, Inc...................................................   8,400             228,900
Barr Laboratories, Inc.*........................................   5,550             390,776
Cell Therapeutics, Inc.*........................................   4,800             132,672
COR Therapeutics, Inc.*.........................................   3,400             103,700
Corixa Corp.*...................................................  12,900             220,203
ICOS Corp.*.....................................................   1,200              76,800
ILEX Oncology, Inc.*............................................   7,600             227,240
Invitrogen Corp.*...............................................   1,800             129,240
K-V Pharmaceutical Co. - Class A*...............................   5,600             155,400
Kos Pharmaceuticals, Inc.*......................................   4,900             193,550
Maxim Pharmaceuticals, Inc.*....................................   4,300              27,133
Medicines Co. (The)*............................................   5,400             110,646
Medicis Pharmaceutical Corp.*...................................   4,600             243,800
Noven Pharmaceuticals, Inc.*....................................   6,000             235,200
Scios, Inc.*....................................................   7,000             175,070
Serologicals Corp.*.............................................   2,600              55,484
SICOR, Inc.*....................................................  24,500             565,950
SuperGen, Inc.*.................................................  10,100             148,773
                                                                  ------             -------

                                                                                   3,770,229

Real Estate - 0.6%
Catellus Development Corp.*.....................................   5,200              90,740
Healthcare Realty Trust, Inc. (REIT)............................   6,000             157,800
LNR Property Corp...............................................     100               3,500
                                                                     ---               -----

                                                                                     252,040

Restaurants - 1.9%
Applebee's International, Inc...................................   4,650             148,800
Cheesecake Factory, Inc. (The)*.................................   7,200             203,760
Jack in the Box, Inc.*..........................................   7,400             193,140
P.F. Chang's China Bistro, Inc.*................................   5,800             219,820
                                                                   -----             -------

                                                                                     765,520

Retailers - 1.8%
Alloy Online, Inc.*.............................................   9,700             138,807
Cost Plus, Inc.*................................................   5,650             169,500
MSC Industrial Direct Co., Inc.*................................  23,900             415,860
                                                                  ------             -------

                                                                                     724,167

Telephone Systems - 1.4%
Illuminet Holdings, Inc.*.......................................   8,100             254,745
Lightbridge, Inc.*..............................................  10,900             211,460
Mpower Holding Corp.*...........................................   9,750               9,263
Talk America Holdings, Inc.*....................................  26,500              24,910
West Corp.*.....................................................   2,200              48,422
                                                                   -----              ------

                                                                                     548,800

Textiles, Clothing & Fabrics - 5.8%
Cutter & Buck, Inc.*............................................   9,600              50,880
Quiksilver, Inc.*...............................................  23,000             575,000
Tarrant Apparel Group*..........................................  15,400              97,790
Timberland Co. (The)*...........................................  24,400             964,044
Tropical Sportswear International Corp.*........................  16,000             332,960
Vans, Inc.*.....................................................  13,100             307,850
                                                                  ------             -------

                                                                                   2,328,524

Transportation - 0.0%
Railworks Corp.*................................................  12,100              19,965
                                                                  ------              ------

Total Common Stocks (Cost $40,398,926)                                            38,980,950
                                                                                  ----------

Convertible Notes - 0.6%

Oil & Gas - 0.6%
EXCO Resources, Inc. 5.00%, convertible to 05/23/03
(Cost $226,800).................................................  10,800             226,800
                                                                  ------             -------

                             See notes to financial statements

Met Investors Series Trust
Lord Abbett Developing Growth Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Par            Security                                                                                        Value
Amount         Description                                                                                    (Note 2)
               Short-Term Investments - 16.1%
$1,254,732     Banc One, Bank Note, 4.058%, due 07/02/01(b)..............................................    $1,254,732
1,003,786      Credit Suisse First Boston, Triparty Corporate, 4.165%, due 07/02/01(b)...................     1,003,786
987,751        Fleet National Bank, Bank Note, 4.205%, due 10/31/01(b)...................................       987,751
501,893        Merrill Lynch I, Triparty Corporate, 4.165%, due 07/02/01(b)..............................       501,893
250,947        Merrill Lynch, Bank Note, 3.94%, due 04/05/02(b)..........................................       250,947
1,505,678      Merrimac, Money Market Fund, 4.12%, due 07/02/01(b).......................................     1,505,678
250,946        Royal Bank of Canada, Eurodollar Overnight, 4.00%, due 07/02/01(b)........................       250,946
752,839        Toronto Dominion, Eurodollar Overnight, 4.063%, due 07/02/01(b)...........................       752,839
               ----------------------------------------------------------------                                 -------

               Total Short-Term Investments (Cost $6,508,572)............................................     6,508,572
               ----------------------------------------------                                                 ---------

               TOTAL INVESTMENTS - 113.2%
               (Cost $47,134,298)........................................................................    45,716,322

               Other Assets and Liabilities (net) - (13.2%)..............................................    (5,318,397)
               --------------------------------------------                                                  -----------

               TOTAL NET ASSETS - 100%...................................................................   $40,397,925
               ========================                                                                     ===========

                  Portfolio Footnotes:

                  * Non-income producing security.

                  (a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                  (b) Represents investment of collateral received from securities lending transactions.

                  ADR - American Depositary Receipt

                  REIT - Real Estate Investment Trust

                        See notes to financial statements

Met Investors Series Trust
Lord Abbett Growth Opportunities Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                             Value
Description                                                         Shares         (Note 2)
                                                                    ------         --------
Common Stocks - 93.1%
Advertising - 0.8%
Lamar Advertising Co.*..........................................       700           $30,800
                                                                       ---           -------

Airlines - 1.0%
Skywest, Inc....................................................     1,300            36,400
                                                                     -----            ------

Banking - 2.8%
AmeriCredit Corp.*..............................................       900            46,755
Providian Financial Corp........................................       700            41,440
Zions Bancorporation............................................       300            17,700
                                                                       ---            ------

                                                                                     105,895

Building Materials - 1.0%
Cytyc Corp.*....................................................     1,600            36,880
                                                                     -----            ------

Commercial Services - 5.1%
Celgene Corp.*..................................................     1,000            28,850
Concord EFS, Inc.*..............................................     1,300            67,613
Convergys Corp.*................................................       700            21,175
Sensormatic Electronics Corp.*..................................     2,700            45,900
Ticketmaster Group, Inc. - Class B*.............................     1,200            17,760
Wind River Systems, Inc.*.......................................       600            10,476
                                                                       ---            ------

                                                                                     191,774

Communications - 3.5%
Crown Castle International Corp.*...............................       600             9,840
Dobson Communications Corp.*....................................     1,800            30,690
ONI Systems Corp.*..............................................       400            11,160
Plantronics, Inc.*..............................................       200             4,630
Scientific-Atlanta, Inc.........................................       300            12,180
UTStarcom, Inc.*................................................     1,700            39,610
XM Satelite Radio Holdings, Inc.*...............................     1,500            24,300
                                                                     -----            ------

                                                                                     132,410

Computer Software & Processing - 11.6%
BMC Software, Inc.*.............................................     1,100            24,794
Cadence Design Systems, Inc.*...................................     1,500            27,945
Check Point Software Technologies, Ltd.*........................       300            15,171
CheckFree Corp.*................................................       800            28,056
Citrix Systems, Inc.*...........................................       600            20,940
CSG Systems International, Inc.*................................       600            34,056
Electronic Arts, Inc.*..........................................       600            34,740
Intuit, Inc.*...................................................       800            31,992
Legato Systems, Inc.*...........................................     1,100            17,545
Manhattan Associates, Inc.*.....................................       400            15,900
Peoplesoft, Inc.*...............................................     1,000            49,230
Peregrine Systems, Inc.*........................................     1,400            40,600
RSA Security, Inc.*.............................................       550            17,022
Sungard Data Systems, Inc.*.....................................     1,800            54,018
Symantec Corp.*.................................................       600            26,214
                                                                       ---            ------

                                                                                     438,223

Computers & Information - 1.3%
Advanced Digital Information Corp.*.............................     1,600            27,680
Cirrus Logic, Inc.*.............................................       800            18,424
Palm, Inc.*.....................................................       800             4,856
                                                                       ---             -----

                                                                                      50,960

Electric Utilities - 1.2%
Calpine Corp.*..................................................     1,200            45,360
                                                                     -----            ------

Electronics - 4.9%
Advanced Micro Devices, Inc.*...................................       600            17,328
Atmel Corp.*....................................................     1,700            22,933
Celestica, Inc.*................................................       700            36,050
Integrated Device Technology, Inc.*.............................       400            12,676
International Rectifier Corp.*..................................       300            10,230
Intersil Corp.*.................................................       200             7,280
Microchip Technology, Inc.*.....................................       700            23,975
Pixelworks, Inc.*...............................................       600            21,444
Semtech Corp.*..................................................       600            18,000
TriQuint Semiconductor, Inc.*...................................       600            13,500
                                                                       ---            ------

                                                                                     183,416

Entertainment & Leisure - 4.6%
Harrah's Entertainment, Inc.*...................................       800            28,240
International Game Technology*..................................       400            25,100
Sabre Holdings Corp.*...........................................     1,200            60,000
Six Flags, Inc.*................................................     2,800            58,912
                                                                     -----            ------

                                                                                     172,252

Food Retailers - 1.4%
Whole Foods Market, Inc.*.......................................     1,900            51,490
                                                                     -----            ------

Health Care Providers - 5.8%
Caremark Rx, Inc.*..............................................     6,100           100,345
Laboratory Corporation of America Holdings*.....................     1,100            84,590
Triad Hospitals, Inc.*..........................................     1,200            35,364
                                                                     -----            ------

                                                                                     220,299

Heavy Machinery - 3.7%
Grant Prideco, Inc.*............................................     3,000            52,470
Stanley Works (The).............................................       700            29,316
Weatherford International, Inc.*................................     1,200            57,600
                                                                     -----            ------

                                                                                     139,386

Home Construction, Furnishings & Appliances - 1.0%
Gemstar-TV Guide Intl., Inc.*...................................       400            17,600
Harman International Industries, Inc............................       500            19,045
                                                                       ---            ------

                                                                                      36,645

Insurance - 4.8%
Ambac Financial Group, Inc......................................       900            52,380
UnitedHealth Group, Inc.........................................     1,000            61,750
XL Captial, Ltd.................................................       800            65,680
                                                                       ---            ------

                                                                                     179,810

Lodging - 0.4%
Starwood Hotels & Resorts Worldwide, Inc........................       400            14,912
                                                                       ---            ------

                        See notes to financial statements

                                       76




Met Investors Series Trust
Lord Abbett Growth Opportunities Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                           Value
Description                                                         Shares        (Note 2)
                                                                    ------        --------

Media - Broadcasting & Publishing - 4.6%
Adelphia Communications Corp.*..............................         1,200           $49,200
Charter Communications, Inc. - Class A*.....................         2,900            67,715
Mediacom Communications Corp.*..............................         4,000            56,000
                                                                     -----            ------

                                                                                     172,915

Medical Supplies - 2.2%
St. Jude Medical, Inc.*.....................................           800            48,000
Thermo Electron Corp.*......................................         1,600            35,232
                                                                     -----            ------

                                                                                      83,232

Mining - 1.3%
Stillwater Mining Co.*......................................         1,700            49,725
                                                                     -----            ------

Oil & Gas - 7.7%
Apache Corp.................................................           600            30,450
BJ Services Co.*............................................           800            22,704
Dynegy, Inc. - Class A......................................         1,400            65,100
Kinder Morgan, Inc..........................................         1,200            60,300
Nabors Industries, Inc.*....................................         1,100            40,920
Transocean Sedco Forex, Inc.................................         1,100            45,375
XTO Energy, Inc.............................................         1,750            25,113
                                                                     -----            ------

                                                                                     289,962

Pharmaceuticals - 14.0%
Andrx Group*................................................           300            23,100
Barr Laboratories, Inc.*....................................           600            42,246
Bergen Brunswig Corp........................................         2,800            53,816
Genzyme Corp.*..............................................         1,300            79,300
ICN Pharmaceuticals, Inc....................................         1,200            38,064
ImClone Systems, Inc.*......................................           300            15,840
IVAX Corp.*.................................................         1,825            71,175
McKesson HBOC, Inc..........................................         1,600            59,392
SICOR, Inc.*................................................         3,500            80,850
Teva Pharmaceutical Industries, Ltd. (ADR)..................         1,000            62,300
                                                                     -----            ------

                                                                                     526,083

Restaurants - 0.9%
CEC Entertainment, Inc.*....................................           700            34,545
                                                                       ---            ------

Retailers - 3.7%
Barnes & Noble, Inc.*.......................................         2,200            86,570
Michaels Stores, Inc.*......................................         1,300            53,300
                                                                     -----            ------

                                                                                     139,870

Telephone Systems - 2.9%
Broadwing, Inc.*............................................         2,200            53,790
West Corp.*.................................................           700            15,407
Western Wireless Corp.*.....................................           900            38,700
                                                                       ---            ------

                                                                                     107,897

Textiles, Clothing & Fabrics - 0.9%
Jones Apparel Group, Inc.*..................................           400            17,280
Timberland Co. (The)*.......................................           400            15,804
                                                                       ---            ------

                                                                                      33,084

TOTAL INVESTMENTS - 93.1%
(Cost $3,461,355)                                                                  3,504,225

Other Assets and Liabilities (net) - 6.9%                                            258,160
                                                                                     -------

TOTAL NET ASSETS - 100%                                                           $3,762,385
                                                                                  ==========

Portfolio Footnotes:

* Non-income producing security.

ADR - American Depositary Receipt

                        See notes to financial statements

Met Investors Series Trust
Lord Abbett Growth and Income Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                         Value
Description                                                    Shares           (Note 2)
                                                               ------           --------
Common Stocks - 99.1%
Aerospace & Defense - 3.2%
Boeing Co.............................................        186,300            $10,358,280
Lockheed Martin Corp..................................        420,000             15,561,000
Raytheon Co...........................................        100,000              2,655,000
United Technologies Corp..............................        190,400             13,948,704
                                                              -------             ----------

                                                                                  42,522,984

Airlines - 1.8%
AMR Corp.*............................................        600,000             21,678,000
Southwest Airlines Co.................................        111,700              2,065,333
                                                              -------              ---------

                                                                                  23,743,333

Apparel Retailers - 0.5%
Limited, Inc. (The)...................................        370,000              6,112,400
                                                              -------              ---------

Automotive - 0.4%
General Motors Corp...................................         77,000              4,954,950
                                                               ------              ---------

Banking - 7.6%
Bank of New York Co., Inc. (The)......................         55,000              2,640,000
Bank One Corp.........................................        300,000             10,740,000
First Union Corp......................................        267,000              9,328,980
Fleet Boston Financial Corp...........................        550,000             21,697,500
J.P. Morgan Chase & Co................................        180,000              8,028,000
M&T Bank Corp.........................................         11,300                853,150
MBNA Corp.............................................        170,000              5,601,500
U.S. Bancorp..........................................        175,000              3,988,250
Wachovia Corp.........................................        140,000              9,961,000
Wells Fargo Co........................................        570,000             26,465,100
                                                              -------             ----------

                                                                                  99,303,480

Beverages, Food & Tobacco - 4.4%
Archer-Daniels-Midland Co.............................        700,000              9,100,000
Campbell Soup Co......................................        100,000              2,575,000
Diageo Plc (ADR)......................................        170,000              7,471,500
General Mills, Inc....................................        108,000              4,728,240
Hershey Foods Corp....................................         70,000              4,319,700
Kraft Foods, Inc. - Class A*..........................        253,600              7,861,600
Pepsico, Inc..........................................        370,000             16,354,000
Philip Morris Co., Inc................................        100,000              5,075,000
                                                              -------              ---------

                                                                                  57,485,040

Chemicals - 2.9%
Dow Chemical Co.......................................        370,000             12,302,500
E. I. du Pont De Nemours and Co.......................        200,000              9,648,000
International Flavors & Fragrances, Inc...............        100,000              2,513,000
Praxair, Inc..........................................        290,000             13,630,000
                                                              -------             ----------

                                                                                  38,093,500

Communications - 0.8%
Lucent Technologies, Inc..............................        970,000              6,014,000
QUALCOMM, Inc.*.......................................         82,200              4,807,054
                                                               ------              ---------

                                                                                  10,821,054

Computer Software & Processing - 4.7%
BMC Software, Inc.*...................................        100,000              2,254,000
Cadence Design Systems, Inc.*.........................        340,000              6,334,200
Compuware Corp.*......................................         52,100                728,879
First Data Corp.......................................        370,000             23,772,500
Mentor Graphics Corp.*................................         20,100                351,750
Microsoft Corp.*......................................        100,000              7,260,000
Peoplesoft, Inc.*.....................................        436,100             21,469,203
                                                              -------             ----------

                                                                                  62,170,532

Computers & Information - 2.2%
Apple Computer, Inc.*.................................        670,000             15,577,500
International Business Machines Corp..................         90,000             10,170,000
Palm, Inc.*...........................................        570,000              3,459,900
                                                              -------              ---------

                                                                                  29,207,400

Cosmetics & Personal Care - 0.5%
Avon Products, Inc....................................         70,000              3,239,600
Gillette Co...........................................        119,000              3,449,810
                                                              -------              ---------

                                                                                   6,689,410

Electric Utilities - 5.6%
Dominion Resources, Inc...............................        420,000             25,254,600
Duke Energy Corp......................................        400,000             15,604,000
Entergy Corp..........................................         17,100                656,469
Exelon Corp...........................................        350,000             22,442,000
Niagara Mohawk Holdings, Inc.*........................        137,500              2,432,375
Public Service Enterprise Group, Inc..................        150,000              7,335,000
                                                              -------              ---------

                                                                                  73,724,444

Electronics - 0.6%
General Motors Corp. - Class H*.......................              3                     61
Motorola, Inc.........................................        105,500              1,747,080
Texas Instruments, Inc................................        200,000              6,300,000
                                                              -------              ---------

                                                                                   8,047,141

Entertainment & Leisure - 0.9%
Walt Disney Co. (The).................................        420,000             12,133,800
                                                              -------             ----------

Environmental Controls - 2.0%
Waste Management, Inc.................................        840,000             25,888,800
                                                              -------             ----------

Financial Services - 5.8%
Block, H & R. Inc.....................................         60,000              3,873,000
Citigroup, Inc........................................        470,000             24,834,800
Mellon Financial Corp.................................        570,000             26,220,000
Morgan Stanley Dean Witter & Co.......................        220,000             14,130,600
Washington Mutual, Inc................................        180,000              6,759,000
                                                              -------              ---------

                                                                                  75,817,400

Forest Products & Paper - 2.8%
Bowater, Inc..........................................        400,000             17,896,000
Georgia-Pacific Group.................................         28,528                965,673
International Paper Co................................        370,000             13,209,000
Kimberly-Clark Corp...................................         80,000              4,472,000
                                                               ------              ---------

                                                                                  36,542,673

                        See notes to financial statements

                                       78




Met Investors Series Trust
Lord Abbett Growth and Income Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                         Value
Description                                                  Shares             (Note 2)

Health Care Providers - 0.9%
HCA-The Healthcare Company............................        270,000            $12,201,300

Heavy Machinery - 2.7%
Baker Hughes, Inc.....................................        150,000              5,025,000
Black & Decker Corp...................................         68,200              2,691,172
Deere & Co............................................        570,000             21,574,500
Stanley Works (The)...................................        150,000              6,282,000
                                                              -------              ---------

                                                                                  35,572,672

Household Products - 1.6%
Fortune Brands, Inc...................................        540,000             20,714,400

Industrial - Diversified - 3.9%
Illinois Tool Works, Inc..............................        370,000             23,421,000
Minnesota Mining & Manufacturing Co. (3M).............        247,700             28,262,570
                                                              -------             ----------

                                                                                  51,683,570

Insurance - 6.9%
Ace Ltd...............................................        470,000             18,372,300
Aegon N.V. (ADR)......................................        300,000              8,520,000
American General Corp.................................        470,900             21,873,305
Chubb Corp............................................         45,030              3,486,673
Cigna Corp............................................         80,000              7,665,600
Jefferson-Pilot Corp..................................        480,000             23,193,600
Loews Corp............................................         60,000              3,865,800
UnumProvident Corp....................................        125,000              4,015,000
                                                              -------              ---------

                                                                                  90,992,278

Lodging - 0.5%
Starwood Hotels & Resorts Worldwide, Inc..............        175,000              6,524,000
                                                              -------              ---------

Media - Broadcasting & Publishing - 5.1%
Clear Channel Communications, Inc.*...................        170,000             10,659,000
Dow Jones & Co., Inc..................................        210,000             12,539,100
Knight-Ridder, Inc....................................         60,000              3,558,000
Tribune Co............................................        522,700             20,913,227
Viacom Inc. - Class B*................................        370,000             19,147,500
                                                              -------             ----------

                                                                                  66,816,827

Medical Supplies - 0.7%
Becton Dickinson & Co.................................        240,000              8,589,600
Metals - 1.9%
Alcoa, Inc............................................        587,000             23,127,800
Phelps Dodge Corp.....................................         50,000              2,075,000
                                                               ------              ---------

                                                                                  25,202,800

Office Equipment - 0.5%
Xerox Corp............................................        653,500              6,253,995
                                                              -------              ---------

Oil & Gas - 7.8%
El Paso Corp..........................................        350,000             18,389,000
Exxon Mobil Corp......................................        360,000             31,446,000
Schlumberger, Ltd.....................................        400,000             21,060,000
Total Fina Elf S.A. (ADR).............................        240,000             16,848,000
Transocean Sedco Forex, Inc...........................        250,000             10,312,500
Unocal Corp...........................................        125,000              4,268,750
                                                              -------              ---------

                                                                                 102,324,250

Pharmaceuticals - 5.6%
Abbott Laboratories...................................        150,000              7,201,501
American Home Products Corp...........................        440,000             25,713,600
McKesson HBOC, Inc....................................        220,000              8,166,400
Pharmacia Corp........................................        150,000              6,892,500
Schering-Plough Corp..................................        700,000             25,368,000
                                                              -------             ----------

                                                                                  73,342,001

Retailers - 5.1%
Big Lots, Inc.*.......................................        970,000             13,269,600
Home Depot, Inc.......................................        220,000             10,241,000
Sears, Roebuck and Co.................................        104,000              4,400,240
Staples, Inc.*........................................        508,300              8,127,717
Target Corp...........................................        470,000             16,262,000
TJX Companies, Inc....................................        250,000              7,967,500
Toys R Us, Inc.*......................................        250,000              6,187,500
                                                              -------              ---------

                                                                                  66,455,557

Telephone Systems - 5.4%
Alltel Corp...........................................        240,000             14,702,400
SBC Communications, Inc...............................        410,000             16,424,600
Verizon Communications, Inc...........................        470,000             25,145,000
WorldCom, Inc. - MCI Group*...........................         30,800                495,880
WorldCom, Inc. - WorldCom Group*......................        970,000             14,511,200
                                                              -------             ----------

                                                                                  71,279,080

Textiles, Clothing & Fabrics - 0.6%
NIKE, Inc. - Class B..................................        200,000              8,398,000
                                                              -------              ---------

Transportation - 3.2%
Burlington Northern Santa Fe Corp.....................        470,000             14,179,900
Norfolk Southern Corp.................................        200,000              4,140,000
Union Pacific Corp....................................        150,000              8,236,500
United Parcel Service, Inc. - Class...................        280,000             16,184,000
                                                              -------             ----------

                                                                                  42,740,400

Total Common Stocks (Cost $1,129,104,433)                                      1,302,349,071
                                                                               -------------

                             See notes to financial statements

Met Investors Series Trust
Lord Abbett Growth and Income Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Par               Security                                                                                      Value
Amount            Description                                                                                   (Note 2)
                  Short-Term Investments - 3.8%
$9,521,854        Banc One, Bank Note, 4.058%, due 07/02/01(a)....................................              $9,521,854
7,617,483         Credit Suisse First Boston, Triparty Corporate, 4.165%, due 07/02/01(a).........               7,617,483
7,495,803         Fleet National Bank, Bank Note, 4.205%, due 10/31/01(a).........................               7,495,803
3,808,742         Merrill Lynch I, Triparty Corporate, 4.165%, due 07/02/01(a)....................               3,808,742
1,904,371         Merrill Lynch, Bank Note, 3.94%, due 04/05/02(a)................................               1,904,371
11,426,223        Merrimac, Money Market Fund, 4.12%, due 07/02/01(a).............................              11,426,223
1,904,371         Royal Bank of Canada, Eurodollar Overnight, 4.00%, due 07/02/01(a)..............               1,904,371
5,713,112         Toronto Dominion, Eurodollar Overnight, 4.063%, due 07/02/01(a).................               5,713,112
                  Total Short-Term Investments (Cost $49,391,959)                                               49,391,959
                  -----------------------------------------------                                               ----------

TOTAL INVESTMENTS - 102.9%
(Cost $1,178,496,392)                                                                                        1,351,741,030

Other Assets and Liabilities (net) - (2.9%)                                                                    (37,309,288)
                                                                                                               ------------

TOTAL NET ASSETS - 100%                                                                                     $1,314,431,742
                                                                                                            ==============

Portfolio Footnotes:

* Non-income producing security.

(a) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

                        See notes to financial statements

Met Investors Series Trust
Firstar Balanced Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                       Value
Description                                                    Shares        (Note 2)
                                                               ------        --------
Common Stocks - 60.2%
Advertising - 0.0%
Interpublic Group of Companies, Inc. (The).................      104            $3,052
                                                                 ---            ------

Aerospace & Defense - 1.3%
Boeing Co..................................................      200            11,120
General Dynamics Corp......................................    1,200            93,372
                                                               -----            ------

                                                                               104,492

Apparel Retailers - 0.4%
Gap Stores, Inc............................................      800            23,200
Kohl's Corp.*..............................................      100             6,273
                                                                 ---             -----

                                                                                29,473

Automotive - 0.4%
Ford Motor Co..............................................    1,200            29,460
                                                               -----            ------

Banking - 4.7%
American Express Co........................................    1,100            42,680
Fifth Third Bancorp........................................      400            24,020
J.P. Morgan Chase & Co.....................................    2,070            92,322
MBNA Corp..................................................    1,690            55,685
USA Education, Inc.........................................    1,363            99,499
Wells Fargo Co.............................................    1,700            78,931
                                                               -----            ------

                                                                               393,137

Beverages, Food & Tobacco - 3.6%
Anheuser-Busch Co., Inc....................................    1,300            53,560
Coca-Cola Co. (The)........................................      300            13,500
Kraft Foods, Inc. - Class A*...............................      600            18,600
Pepsico, Inc...............................................    1,300            57,460
Philip Morris Co., Inc.....................................    1,200            60,900
Ralston Purina Group.......................................    1,200            36,024
Sysco Corp.................................................    2,250            61,087
                                                               -----            ------

                                                                               301,131

Chemicals - 1.2%
Ecolab, Inc................................................    1,800            73,746
Praxair, Inc...............................................      600            28,200
                                                                 ---            ------

                                                                               101,946

Communications - 0.9%
Cisco Systems, Inc.*.......................................    1,800            32,760
Comverse Technology, Inc.*.................................      100             5,762
Nokia Corp. (ADR)..........................................      800            17,632
Nortel Networks Corp.......................................    1,800            16,362
Williams Communications Group, Inc.*.......................    2,302             6,791
                                                               -----             -----

                                                                                79,307

Computer Software & Processing - 3.2%
Adobe Systems, Inc.........................................      400            18,800
First Data Corp............................................      790            50,757
Microsoft Corp.*...........................................    1,585           115,071
Oracle Corp.*..............................................    1,000            19,000
Siebel Systems, Inc.*......................................      100             4,690
Sungard Data Systems, Inc.*................................    1,880            56,419
                                                               -----            ------

                                                                               264,737

Computers & Information - 2.4%
Compaq Computer Corp.......................................    1,500           $23,235
Dell Computer Corp.*.......................................    2,250            58,388
Electronic Data Systems Corp.*.............................      500            26,350
EMC Corp.*.................................................      600            17,430
International Business Machines Corp.......................      500            56,500
Sun Microsystems, Inc.*....................................    1,000            15,720
                                                               -----            ------

                                                                               197,623

Containers & Packaging - 0.1%
Avery-Dennison Corp........................................      210            10,721
                                                                 ---            ------

Electric Utilities - 2.4%
Constellation Energy Group, Inc............................      700            29,820
Duke Energy Corp...........................................    2,220            86,602
Exelon Corp................................................    1,000            64,120
Reliant Resources, Inc.*...................................      900            22,230
                                                                 ---            ------

                                                                               202,772

Electrical Equipment - 1.4%
General Electric Co........................................    2,325           113,344
                                                               -----           -------

Electronics - 2.2%
Analog Devices, Inc.*......................................      200             8,650
Flextronics Intl., Ltd.*...................................      600            15,666
Intel Corp.................................................    2,450            71,663
Micron Technology, Inc.*...................................      600            24,660
Novellus Systems, Inc.*....................................      100             5,679
Texas Instruments, Inc.....................................    1,700            53,550
                                                               -----            ------

                                                                               179,868

Entertainment & Leisure - 0.5%
Carnival Corp..............................................    1,400            42,980
                                                               -----            ------

Environmental Controls - 0.1%
Waste Management, Inc......................................      400            12,328
                                                                 ---            ------

Financial Services - 3.6%
Citigroup, Inc.............................................    3,100           163,804
Mellon Financial Corp......................................    1,200            55,200
Merrill Lynch & Co., Inc...................................    1,000            59,250
Morgan Stanley Dean Witter & Co............................      400            25,692
                                                                 ---            ------

                                                                               303,946

Food Retailers - 0.7%
Safeway, Inc.*.............................................    1,200            57,600
                                                               -----            ------

Forest Products & Paper - 0.6%
Kimberly-Clark Corp........................................      900            50,310
                                                                 ---            ------

Health Care Providers - 0.3%
HCA-The Healthcare Company.................................      600            27,114
                                                                 ---            ------

Heavy Machinery - 0.3%
Applied Materials, Inc.*...................................      530            26,023
                                                                 ---            ------

Household Products - 0.2%
Procter & Gamble Co........................................      300            19,140
                                                                 ---            ------

Industrial - Diversified - 1.4%
Tyco International, Ltd....................................    2,100           114,450
                                                               -----           -------

                        See notes to financial statements

                                       81




Met Investors Series Trust
Firstar Balanced Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                          Value
Description                                                         Shares       (Note 2)
                                                                    ------       --------

Insurance - 3.5%
AFLAC, Inc...................................................          100            $3,149
Ambac Financial Group, Inc...................................        1,100            64,020
American International Group, Inc............................        1,000            86,000
Chubb Corp...................................................          800            61,944
Marsh & McLennan Co., Inc....................................          300            30,300
MGIC Investment Corp.........................................          700            50,848
                                                                       ---            ------

                                                                                     296,261

Media - Broadcasting & Publishing - 2.7%
AOL Time Warner, Inc.*.......................................        1,005            53,265
Clear Channel Communications, Inc.*..........................          500            31,350
Comcast Corp. - Class A*.....................................          700            30,380
McGraw-Hill Companies, Inc. (The)............................          800            52,920
Viacom Inc. - Class A*.......................................        1,100            58,344
                                                                     -----            ------

                                                                                     226,259

Medical Supplies - 2.1%
Baxter International, Inc....................................        2,360           115,640
Millipore Corp...............................................        1,000            61,980
                                                                     -----            ------

                                                                                     177,620

Metals - 0.4%
Alcoa, Inc...................................................          900            35,460
                                                                       ---            ------

Oil & Gas - 6.7%
Anadarko Petroleum Corp......................................          200            10,806
Apache Corp..................................................          600            30,450
Chevron Corp.................................................          100             9,050
Dynegy, Inc. - Class A.......................................          700            32,550
Enron Corp...................................................          400            19,600
Exxon Mobil Corp.............................................        1,600           139,760
Global Marine, Inc.*.........................................        1,500            27,945
Murphy Oil Corp..............................................          460            33,856
Nabors Industries, Inc.*.....................................          400            14,880
Ocean Energy, Inc............................................        1,005            17,537
Phillips Petroleum Co........................................          300            17,100
Schlumberger, Ltd............................................          400            21,060
USX - Marathon Group.........................................        3,040            89,710
Williams Companies, Inc......................................        2,800            92,260
                                                                     -----            ------

                                                                                     556,564

Pharmaceuticals - 4.9%
Abbott Laboratories..........................................        1,400            67,214
Bristol-Myers Squibb Co......................................        1,945           101,724
Eli Lilly & Co...............................................        1,080            79,920
Merck & Co., Inc.............................................          900            57,519
Pfizer, Inc..................................................        1,500            60,075
Pharmacia Corp...............................................        1,000            45,950
                                                                     -----            ------

                                                                                     412,402

Retailers - 2.8%
Costco Wholesale Corp.*......................................          600            24,648
CVS Corp.....................................................          200             7,720
Home Depot, Inc..............................................          900            41,895
Target Corp..................................................        1,000            34,600
Wal-Mart Stores, Inc.........................................        2,090           101,992
Walgreen Co..................................................          600            20,490
                                                                       ---            ------

                                                                                     231,345

Telephone Systems - 4.1%
Broadwing, Inc.*.............................................        1,000            24,450
Qwest Communications Intl., Inc.*............................        1,200            38,244
SBC Communications, Inc......................................        2,900           116,174
Sprint Corp. - PCS Group*....................................          600            14,490
Verizon Communications, Inc..................................        2,074           110,959
WorldCom, Inc. - MCI Group*..................................           98             1,578
WorldCom, Inc. - WorldCom Group*.............................        2,450            36,652
                                                                     -----            ------

                                                                                     342,547

U.S. Government Agency - 1.1%
Federal Home Loan Mortgage Corp..............................        1,100            77,000
Federal National Mortgage Association........................          200            17,030
                                                                       ---            ------

                                                                                      94,030

Total Common Stocks (Cost $5,112,616)                                              5,037,442
                                                                                   ---------


Par         Security                                                                                            Value
Amount      Description                                                    Coupon         Maturity            (Note 2)
            Corporate Debt - 14.2%
            Automotive - 2.4%
$200,000    Ford Motor Credit Co........................................  7.200%         06/15/2007            204,661
            --------------------                                          ------         ----------            -------

            Banking - 4.3%
150,000     Household Finance Corp......................................  6.000%         05/01/2004            151,514
200,000     Norwest Financial...........................................  6.625%         07/15/2004            206,622
            ------------------                                            ------         ----------            -------

                                                                                                               358,136

            Chemicals - 2.0%
150,000     Du Pont (E.I.) de Nemours and Co............................  8.250%         09/15/2006            165,686
            --------------------------------                              ------         ----------            -------

                        See notes to financial statements

Met Investors Series Trust
Firstar Balanced Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Par         Security                                                                                                   Value
Amount      Description                                                                Coupon          Maturity       (Note 2)
            -----------                                                                ------          --------       --------

            Entertainment & Leisure - 1.8%
$150,000    Walt Disney Co. (The)........................................             5.250%        11/10/2003         $150,509
            ---------------------                                                     ------        ----------         --------

            Financial Services - 3.7%
150,000     Associates Corp. of North America............................             5.800%        04/20/2004          151,651
150,000     General Motors Acceptance Corp...............................             6.850%        06/17/2004          154,430
            -------------------------------                                           ------        ----------          -------

                                                                                                                        306,081

            Total Corporate Debt (Cost $1,174,858)                                                                    1,185,073
            --------------------------------------                                                                    ---------

            Domestic Bonds & Debt Securities - 2.5%
200,000     U.S. Treasury Note (Cost $202,363)...........................             6.000%        08/15/2009          208,049
            -----------------------------------                                       ------        ----------          -------

            U.S. Government and Agency Obligations - 18.6%
            U.S. Government Agency Mortgage Backed Securities - 7.2%
17,230      Federal Home Loan Mortgage Corp..............................             6.500%        01/01/2012           17,313
20,873      Federal National Mortgage Association........................             6.000%        03/01/2011           20,575
356,749     Federal National Mortgage Association........................             6.000%        11/01/2013          351,651
58,841      Federal National Mortgage Association........................             7.000%        02/01/2016           59,801
92,387      Government National Mortgage Association.....................             6.000%        01/15/2011           91,631
29,724      Government National Mortgage Association.....................             6.500%        03/15/2024           29,445
28,535      Government National Mortgage Association.....................             7.000%        07/20/2027           28,709
            -----------------------------------------                                 ------        ----------           ------

                                                                                                                        599,125

            U.S. Treasury Securities - 11.4%
300,000     U.S. Treasury Note...........................................             7.250%        05/15/2004          321,285
300,000     U.S. Treasury Note...........................................             6.625%        05/15/2007          322,395
150,000     U.S. Treasury Note...........................................             6.125%        08/15/2007          157,533
150,000     U.S. Treasury Note...........................................             5.625%        05/15/2008          155,906
            -------------------                                                       ------        ----------          -------

                                                                                                                        957,119

            Total U.S. Government and Agency Obligations (Cost $1,523,876)                                            1,556,244
            --------------------------------------------------------------                                            ---------

            TOTAL INVESTMENTS - 95.5%
            (Cost $8,013,713)                                                                                         7,986,808

            Other Assets and Liabilities (net) - 4.5%                                                                   374,566
            -----------------------------------------                                                                   -------

            TOTAL NET ASSETS - 100%                                                                                  $8,361,374
            =======================                                                                                  ==========

Portfolio Footnotes:

* Non-income producing security.

ADR - American Depositary Receipt

                        See notes to financial statements

Met Investors Series Trust
Firstar Equity Income Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                           Value
Description                                                       Shares          (Note 2)
                                                                  ------          --------
Common Stocks - 100.9%
Aerospace & Defense - 3.2%
General Dynamics Corp.....................................         1,200             $93,372
Raytheon Co...............................................         3,400              90,270
                                                                   -----              ------

                                                                                     183,642

Banking - 13.1%
J.P. Morgan Chase & Co....................................         2,850             127,110
MBNA Corp.................................................         4,200             138,390
National City Corp........................................         4,600             141,588
PNC Financial Services Group..............................         1,800             118,422
Union Planters Corp.......................................         3,400             148,240
Wells Fargo Co............................................         1,500              69,645
                                                                   -----              ------

                                                                                     743,395

Beverages, Food & Tobacco - 5.7%
Heinz (H.J.), Co..........................................         3,500             143,115
Sara Lee Corp.............................................         4,600              87,124
Sysco Corp................................................         3,400              92,310
                                                                   -----              ------

                                                                                     322,549

Building Materials - 6.9%
Martin Marietta Materials, Inc............................         3,100             153,419
Masco Corp................................................         6,500             162,240
Sherwin Williams Co.......................................         3,500              77,700
                                                                   -----              ------

                                                                                     393,359

Communications - 0.7%
JDS Uniphase Corp.*.......................................         1,000              12,750
Nortel Networks Corp......................................         3,000              27,270
                                                                   -----              ------

                                                                                      40,020

Computer Software & Processing - 3.8%
First Data Corp...........................................         1,500              96,375
Sungard Data Systems, Inc.*...............................         4,000             120,040
                                                                   -----             -------

                                                                                     216,415

Computers & Information - 3.4%
Hewlett-Packard Co........................................         2,000              57,200
International Business Machines Corp......................         1,200             135,600
                                                                   -----             -------

                                                                                     192,800

Cosmetics & Personal Care - 1.5%
Gillette Co...............................................         3,000              86,970
                                                                   -----              ------

Electric Utilities - 7.2%
Cinergy Corp..............................................         3,400             118,830
Constellation Energy Group, Inc...........................         3,200             136,320
Duke Energy Corp..........................................         4,000             156,040
                                                                   -----             -------

                                                                                     411,190

Electrical Equipment - 1.5%
Energizer Holdings, Inc.*.................................         3,600              82,620
                                                                   -----              ------

Electronics - 0.5%
Intel Corp................................................         1,000              29,250
                                                                   -----              ------

Financial Services - 16.4%
Citigroup, Inc............................................         3,066             162,008
Comerica, Inc.............................................         2,800             161,280
Heller Financial, Inc.....................................         4,000             160,000
Mellon Financial Corp.....................................         3,700             170,200
USA Education, Inc........................................         3,800             277,400
                                                                   -----             -------

                                                                                     930,888

Health Care Providers - 1.9%
HCA-The Healthcare Company................................         2,400             108,456
                                                                   -----             -------

Media - Broadcasting & Publishing - 1.1%
McGraw-Hill Companies, Inc. (The).........................           900              59,535
                                                                     ---              ------

Metals - 3.1%
Alcoa, Inc................................................         4,400             173,360
                                                                   -----             -------

Oil & Gas - 12.1%
Conoco, Inc...............................................         5,700             160,740
National Fuel Gas Co......................................         2,600             135,174
Phillips Petroleum Co.....................................         2,700             153,900
Texaco, Inc...............................................         1,400              93,240
USX - Marathon Group......................................         4,800             141,648
                                                                   -----             -------

                                                                                     684,702

Pharmaceuticals - 2.3%
Pharmacia Corp............................................         2,856             131,233
                                                                   -----             -------

Retailers - 7.6%
Lowes Co., Inc............................................         3,000             217,650
May Department Stores Co. (The)...........................         4,100             140,466
Target Corp...............................................         2,200              76,120
                                                                   -----              ------

                                                                                     434,236

Telephone Systems - 5.9%
SBC Communications, Inc...................................         3,000             120,180
Verizon Communications, Inc...............................         2,806             150,121
WorldCom, Inc. - MCI Group*...............................           160               2,576
WorldCom, Inc. - WorldCom Group*..........................         4,000              59,840
                                                                   -----              ------

                                                                                     332,717

U.S. Government Agency - 3.0%
Federal National Mortgage Association.....................         2,000             170,300
                                                                   -----             -------

TOTAL INVESTMENTS - 100.9%
(Cost $4,996,737)                                                                  5,727,637

Other Assets and Liabilities (net) - (0.9%)                                          (48,959)
                                                                                     --------

TOTAL NET ASSETS - 100%                                                           $5,678,678
                                                                                  ==========

Portfolio Footnotes:

* Non-income producing security.

                             See notes to financial statements

                                       84




Met Investors Series Trust
Firstar Growth & Income Equity Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                             Value
Description                                                      Shares            (Note 2)
                                                                 ------            --------

Common Stocks - 98.7%
Advertising - 0.2%
Interpublic Group of Companies, Inc. (The).............             700             $20,545
                                                                    ---             -------

Aerospace & Defense - 1.5%
Boeing Co..............................................             400              22,240
General Dynamics Corp..................................           2,000             155,620
                                                                  -----             -------

                                                                                    177,860

Apparel Retailers - 0.5%
Gap Stores, Inc........................................           1,600              46,400
Kohl's Corp.*..........................................             200              12,546
                                                                    ---              ------

                                                                                     58,946

Automotive - 0.6%
Ford Motor Co..........................................           2,800              68,740
                                                                  -----              ------

Banking - 6.2%
American Express Co....................................           2,800             108,640
Bank of New York Co., Inc. (The).......................           2,700             129,600
Fifth Third Bancorp....................................           1,100              66,055
J.P. Morgan Chase & Co.................................           2,700             120,420
Northern Trust Corp....................................           1,100              68,750
USA Education, Inc.....................................           1,135              82,855
Wells Fargo Co.........................................           4,000             185,720
                                                                  -----             -------

                                                                                    762,040

Beverages, Food & Tobacco - 4.3%
Anheuser-Busch Co., Inc................................           3,200             131,840
Coca-Cola Co. (The)....................................             700              31,500
Kraft Foods, Inc. - Class A*...........................           1,400              43,400
Pepsico, Inc...........................................           3,000             132,600
Philip Morris Co., Inc.................................           1,300              65,975
Sysco Corp.............................................           4,720             128,148
                                                                  -----             -------

                                                                                    533,463

Chemicals - 2.6%
Ecolab, Inc............................................           4,100             167,977
Praxair, Inc...........................................           3,100             145,700
                                                                  -----             -------

                                                                                    313,677

Communications - 2.0%
Cisco Systems, Inc.*...................................           4,100              74,620
Comverse Technology, Inc.*.............................             300              17,286
Corning, Inc...........................................           1,100              18,381
Corning, Inc. Convertible..............................          44,000              24,805
JDS Uniphase Corp.*....................................           1,380              17,595
McDATA Corp.*..........................................             103               1,808
Nokia Corp. (ADR)......................................           2,420              53,337
Nortel Networks Corp...................................           4,300              39,087
Williams Communications Group, Inc.*...................           1,315               3,879
                                                                  -----               -----

                                                                                    250,798

Computer Software & Processing - 6.0%
Adobe Systems, Inc.....................................           1,000              47,000
Automatic Data Processing, Inc.........................           2,300             114,310
Electronic Data Systems Corp. (ACES)*..................           1,200              63,240
Microsoft Corp.*.......................................           3,700             268,620
Oracle Corp.*..........................................           2,600              49,400
Siebel Systems, Inc.*..................................             300              14,070
Sungard Data Systems, Inc.*............................           4,550             136,545
VERITAS Software Corp.*................................             600              39,918
                                                                    ---              ------

                                                                                    733,103

Computers & Information - 2.4%
Dell Computer Corp.*...................................           5,000             129,750
EMC Corp.*.............................................           1,400              40,670
International Business Machines Corp...................             800              90,400
Sun Microsystems, Inc.*................................           2,200              34,584
                                                                  -----              ------

                                                                                    295,404

Containers & Packaging - 0.2%
Avery-Dennison Corp....................................             500              25,525
                                                                    ---              ------

Electric Utilities - 3.9%
Constellation Energy Group, Inc........................           1,600              68,160
Duke Energy Corp.......................................           5,400             210,654
Exelon Corp............................................           2,400             153,888
Reliant Resources, Inc.*...............................           1,900              46,930
                                                                  -----              ------

                                                                                    479,632

Electrical Equipment - 2.4%
General Electric Co....................................           6,025             293,719
                                                                  -----             -------

Electronics - 3.4%
Analog Devices, Inc.*..................................             400              17,300
Flextronics International, Ltd.*.......................           1,600              41,776
Intel Corp.............................................           5,300             155,025
Micron Technology, Inc.*...............................           1,300              53,430
Novellus Systems, Inc.*................................             300              17,037
Texas Instruments, Inc.................................           4,200             132,300
                                                                  -----             -------

                                                                                    416,868

Entertainment & Leisure - 1.6%
Carnival Corp..........................................           6,500             199,550
                                                                  -----             -------

Environmental Controls - 0.2%
Waste Management, Inc..................................             800              24,656
                                                                    ---              ------

Financial Services - 6.7%
Citigroup, Inc.........................................           7,500             396,300
Legg Mason, Inc........................................           1,500              74,640
Mellon Financial Corp..................................           3,000             138,000
Merrill Lynch & Co., Inc...............................           2,500             148,125
Morgan Stanley Dean Witter & Co........................           1,100              70,653
                                                                  -----              ------

                                                                                    827,718

                        See notes to financial statements

Met Investors Series Trust
Firstar Growth & Income Equity Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)


Security                                                                     Value
Description                                                    Shares       (Note 2)
                                                               ------       --------
Food Retailers - 1.8%
Safeway, Inc.*..............................................    4,700         $225,600
                                                                -----         --------

Forest Products & Paper - 0.9%
Kimberly-Clark Corp.........................................    2,075          115,992
                                                                -----          -------

Health Care Providers - 1.4%
HCA-The Healthcare Company..................................    3,700          167,203
                                                                -----          -------

Heavy Machinery - 0.6%
Applied Materials, Inc.*....................................    1,600           78,560
                                                                -----           ------

Household Products - 0.4%
Procter & Gamble Co.........................................      800           51,040
                                                                  ---           ------

Industrial - Diversified - 2.3%
Tyco International, Ltd.....................................    5,100          277,950
                                                                -----          -------

Insurance - 6.6%
AFLAC, Inc..................................................      200            6,298
Ambac Financial Group, Inc..................................    2,850          165,870
American International Group, Inc...........................    2,400          206,400
Chubb Corp..................................................    1,700          131,631
Marsh & McLennan Co., Inc...................................    1,800          181,800
MGIC Investment Corp........................................    1,700          123,488
                                                                -----          -------

                                                                               815,487

Media - Broadcasting & Publishing - 5.6%
AOL Time Warner, Inc.*......................................    3,600          190,800
Clear Channel Communications, Inc.*.........................    1,200           75,240
Comcast Corp. - Class A*....................................    1,900           82,460
McGraw-Hill Companies, Inc. (The)...........................    3,000          198,450
Viacom Inc. - Class B*......................................    2,800          144,900
                                                                -----          -------

                                                                               691,850

Medical Supplies - 2.3%
Baxter International, Inc...................................    3,400          166,600
Millipore Corp..............................................    1,900          117,762
                                                                -----          -------

                                                                               284,362

Oil & Gas - 10.8%
Anadarko Petroleum Corp.....................................      500           27,015
Apache Corp.................................................    1,600           81,200
Chevron Corp................................................      300           27,150
Dynegy, Inc. - Class A......................................    1,600           74,400
Enron Corp..................................................    2,000           98,000
Exxon Mobil Corp............................................    4,800          419,280
Global Marine, Inc.*........................................    3,900           72,657
Nabors Industries, Inc.*....................................    2,000           74,400
Ocean Energy, Inc...........................................    1,700           29,665
Phillips Petroleum Co.......................................    1,600           91,200
Schlumberger, Ltd...........................................    1,700           89,505
USX - Marathon Group........................................    6,280          185,323
Williams Companies, Inc.....................................    1,600           52,720
                                                                -----           ------

                                                                             1,322,515

Pharmaceuticals - 7.1%
American Home Products Corp.................................    2,400          140,256
Bristol-Myers Squibb Co.....................................    2,700          141,210
Eli Lilly & Co..............................................    1,280           94,720
Johnson & Johnson...........................................    1,800           90,000
Merck & Co., Inc............................................    2,040          130,376
Pfizer, Inc.................................................    4,000          160,200
Pharmacia Corp. (ACES)......................................    2,800          113,120
                                                                -----          -------

                                                                               869,882

Retailers - 4.3%
Costco Wholesale Corp.*.....................................    2,200           90,376
CVS Corp....................................................      600           23,160
Home Depot, Inc.............................................    2,300          107,065
Target Corp.................................................    2,500           86,500
Wal-Mart Stores, Inc........................................    2,600          126,880
Walgreen Co.................................................    2,700           92,205
                                                                -----           ------

                                                                               526,186

Telephone Systems - 7.4%
Alltel Corp.................................................    1,400           85,764
Broadwing, Inc.*............................................    2,515           61,492
Qwest Communications Intl., Inc.*...........................    2,800           89,236
SBC Communications, Inc.....................................    6,300          252,378
Sprint Corp. - PCS Group*...................................    1,400           33,810
Verizon Communications, Inc.................................    5,731          306,609
WorldCom, Inc. - MCI Group*.................................      204            3,284
WorldCom, Inc. - WorldCom Group*............................    5,100           76,296
                                                                -----           ------

                                                                               908,869

Transportation - 0.6%
United Parcel Service, Inc. - Class B.......................    1,200           69,360
                                                                -----           ------

U.S. Government Agency - 1.9%
Federal Home Loan Mortgage Corp.............................    2,800          196,000
Federal National Mortgage Association.......................      400           34,060
                                                                  ---           ------

                                                                               230,060

Total Common Stocks (Cost $12,973,319)                                      12,117,160
                                                                            ----------

                        See notes to financial statements

Met Investors Series Trust
Firstar Growth & Income Equity Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Par            Security                                                                                           Value
Amount         Description                                            Coupon           Maturity                 (Note 2)
               Domestic Bonds & Debt Securities - 0.1%
$20,000        CIENA Corp. (Cost $20,000)......................      3.750%          02/01/2008                   $15,275
               --------------------------                            ------          ----------                   -------

Security                                                                                                            Value
Description                                                                            Shares                      (Note 2)
                                                                                       ------


Convertible Notes - 0.8%
Oil & Gas - 0.8%
Enron Corp. 7.00%, convertible to 07/31/02 (Cost $118,020).........................    2,900                       92,916
                                                                                       -----                       ------

TOTAL INVESTMENTS - 99.6%
(Cost $13,111,339)                                                                                             12,225,351

Other Assets and Liabilities (net) - 0.4%                                                                          52,856
                                                                                                                   ------

TOTAL NET ASSETS - 100%                                                                                       $12,278,207
                                                                                                              ===========

Portfolio Footnotes:

* Non-income producing security.

ADR - American Depositary Receipt

ACES - Adjustable Conversion-Rate Equity Securities

                        See notes to financial statements

Met Investors Series Trust
Janus Aggressive Growth Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                       Value
Description                                                     Shares       (Note 2)
                                                                ------       --------
Common Stocks - 84.9%
Aerospace & Defense - 1.3%
Boeing Co.......................................................   560         $31,136
General Dynamics Corp...........................................   585          45,519
                                                                   ---          ------

                                                                                76,655

Airlines - 1.1%
Southwest Airlines Co........................................... 3,500          64,715
                                                                 -----          ------

Automotive - 1.6%
Harley-Davidson, Inc............................................ 2,015          94,866
                                                                 -----          ------

Banking - 0.7%
Bank of New York Co., Inc. (The)................................   910          43,680
                                                                   ---          ------

Commercial Services - 1.0%
Concord EFS, Inc.*..............................................   560          29,126
Manpower, Inc................................................... 1,100          32,890
                                                                 -----          ------

                                                                                62,016

Communications - 9.1%
CIENA Corp.*....................................................   750          28,500
Cisco Systems, Inc.*............................................ 3,440          62,608
COLT Telecom Group Plc (ADR)*...................................   780          21,840
COLT Telecom Group Plc (GBP)*................................... 2,124          14,703
Comverse Technology, Inc.*...................................... 1,180          67,992
Juniper Networks, Inc.*......................................... 1,510          46,961
Nokia Corp. (ADR)............................................... 6,025         132,791
NTT Mobile Communications Network, Inc. (JPY)...................     6         104,444
ONI Systems Corp.*.............................................. 2,510          70,029
                                                                 -----          ------

                                                                               549,868

Computer Software & Processing - 9.7%
Brocade Communications Systems, Inc.*...........................   800          35,192
Fiserv, Inc.*...................................................   380          24,312
Inktomi Corp.*.................................................. 5,950          57,060
Microsoft Corp.*................................................   900          65,340
Siebel Systems, Inc.*........................................... 1,610          75,509
VeriSign, Inc.*.................................................   925          55,509
VERITAS Software Corp.*......................................... 4,050         269,446
                                                                 -----         -------

                                                                               582,368

Computers & Information - 0.7%
Research In Motion, Ltd.*....................................... 1,300          41,925
                                                                 -----          ------

Cosmetics & Personal Care - 2.2%
Colgate-Palmolive Co............................................   800          47,192
Estee Lauder Co................................................. 1,960          84,476
                                                                 -----          ------

                                                                               131,668

Electric Utilities - 1.7%
AES Corp.*...................................................... 2,350         101,167
                                                                 -----         -------

Electrical Equipment - 2.0%
General Electric Co............................................. 2,490         121,388
                                                                 -----         -------

Electronics - 10.2%
Advanced Micro Devices, Inc.*................................... 2,255          65,124
ASM Lithography Holding N.V.*................................... 3,630          80,768
Celestica, Inc.*................................................ 1,700          87,550
FEI Co.*........................................................   800          32,800
Maxim Integrated Products, Inc.*................................ 3,400         150,314
NVIDIA Corp.*................................................... 1,450         134,488
Xilinx, Inc.*................................................... 1,530          63,097
                                                                 -----          ------

                                                                               614,141

Entertainment & Leisure - 0.5%
Walt Disney Co. (The)........................................... 1,100          31,779
                                                                 -----          ------

Financial Services - 5.6%
Charles Schwab Corp. (The)...................................... 2,000          30,600
Citigroup, Inc.................................................. 3,600         190,224
Goldman Sachs Group, Inc. (The)................................. 1,375         117,975
                                                                 -----         -------

                                                                               338,799

Food Retailers - 4.1%
Kroger Co.*..................................................... 5,600         140,000
Safeway, Inc.*.................................................. 2,155         103,440
                                                                 -----         -------

                                                                               243,440

Health Care Providers - 1.8%
HCA-The Healthcare Company......................................   325          14,687
Tenet Healthcare Corp.*......................................... 1,850          95,442
                                                                 -----          ------

                                                                               110,129

Heavy Machinery - 1.5%
Applied Materials, Inc.*........................................ 1,875          92,063
                                                                 -----          ------

Insurance - 1.0%
MGIC Investment Corp............................................   855          62,107
                                                                   ---          ------

Lodging - 1.3%
MGM Mirage, Inc.*............................................... 2,515          75,349
                                                                 -----          ------

Media - Broadcasting & Publishing - 11.0%
AOL Time Warner, Inc.*.......................................... 2,355         124,815
Clear Channel Communications, Inc.*............................. 1,050          65,835
Comcast Corp. - Class A*........................................ 3,595         156,023
Cox Communications, Inc.*....................................... 1,835          81,291
Grupo Televisa S.A. (GDR)*...................................... 2,125          85,021
New York Times Co............................................... 2,660         111,720
Wolters Kluwer N.V. (EUR)....................................... 1,400          37,680
                                                                 -----          ------

                                                                               662,385

Medical Supplies - 0.7%
Medtronic, Inc..................................................   900          41,409
                                                                   ---          ------

Oil & Gas - 1.2%
Schlumberger, Ltd............................................... 1,380          72,657
                                                                 -----          ------

Pharmaceuticals - 5.4%
Cardinal Health, Inc............................................ 1,650         113,850
Genentech, Inc.*................................................ 1,310          72,181
IVAX Corp.*.....................................................   300          11,700
Pfizer, Inc..................................................... 3,100         124,155
                                                                 -----         -------

                                                                               321,886

Retailers - 6.8%
Tiffany & Co.................................................... 4,600         166,612
Wal-Mart Stores, Inc............................................ 1,650          80,520
Walgreen Co..................................................... 4,785         163,408
                                                                 -----         -------

                                                                               410,540

Telephone Systems - 1.3%
Qwest Communications Intl., Inc.*............................... 2,445          77,922
                                                                 -----          ------

U.S. Government Agency - 1.4%
Federal National Mortgage Association........................... 1,020          86,853
                                                                 -----          ------

Total Common Stocks (Cost $5,364,972)                                        5,111,775
                                                                             ---------

                        See notes to financial statements

Met Investors Series Trust
Janus Aggressive Growth Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited) (Percentage of Net Assets)

Par                Security                                                                                             Value
Amount             Description                                                                  Coupon       Maturity   (Note 2)
                   -----------                                                                  ------       --------   ---------
                   Domestic Bonds & Debt Securities - 1.8%
                   Communications - 0.4%
$15,000            Nextel Communications, Inc..............................................     9.375%    11/15/2009    $11,925
10,000             Time Warner Telecom, Inc................................................    10.125%    02/01/2011      9,050
                   -------------------------                                                   -------    ----------      -----

                                                                                                                         20,975

                   Computer Software & Processing - 0.6%
50,000             Juniper Networks, Inc...................................................     4.750%    03/15/2007     36,000
                   ----------------------                                                       ------    ----------     ------

                   Computers & Information - 0.1%
15,000             Exodus Communications, Inc..............................................    11.625%    07/15/2010      5,250
                   ---------------------------                                                 -------    ----------      -----

                   Electronics - 0.3%
15,000             NVIDIA Corp.............................................................     4.750%    10/15/2007     18,637
                   ------------                                                                 ------    ----------     ------

                   Financial Services - 0.4%
25,000             Goldman Sachs Group, Inc. (The).........................................     6.875%    01/15/2011     24,903
                   -------------------------------                                              ------    ----------     ------

                   Total Domestic Bonds & Debt Securities (Cost $118,970)                                               105,765
                   ------------------------------------------------------                                               -------

Par                Security                                                                                             Value
Amount             Description                                                                                         (Note 2)

                   Short-Term Investments - 11.6%
700,000            Federal Home Loan Mortgage Corp., 3.94%, due 07/02/01 (Cost $699,847).............................   699,847

                   TOTAL INVESTMENTS - 98.3%
                   (Cost $6,183,789)                                                                                  5,917,387

                   Other Assets and Liabilities (net) - 1.7%                                                            104,107
                   -----------------------------------------                                                            -------

                   TOTAL NET ASSETS - 100%                                                                           $6,021,494
                   =======================                                                                           ==========

                   Portfolio Footnotes:

               *Non-income producing security.

               ADR - American Depositary Receipt

               JPY - Japanese Yen

               GBP - British Pound

               GDR - Global Depository Receipt

               EUR - Euro

               See notes to financial statements

Met Investors Series Trust
MFS Mid Cap Growth Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                       Value
Description                                                     Shares       (Note 2)
                                                                ------       --------
Common Stocks - 92.6%
Commercial Services - 1.0%
Concord EFS, Inc.*..........................................     1,970        $102,460
                                                                 -----        --------

Communications - 13.5%
Advanced Fibre Communications, Inc.*........................     7,650         160,650
American Tower Corp.*.......................................     8,160         168,667
CIENA Corp.*................................................     5,870         223,060
Comverse Technology, Inc.*..................................     4,660         268,509
EchoStar Communications Corp.*..............................     7,710         249,958
ONI Systems Corp.*..........................................     6,600         184,140
SBA Communications Corp.*...................................       130           3,217
Tekelec*....................................................     2,250          60,975
                                                                 -----          ------

                                                                             1,319,176

Computer Processing - 18.7%
CheckFree Corp.*............................................    14,270         500,449
CSG Systems International, Inc.*............................     6,900         391,644
Internap Network Services Corp.*............................    24,370          79,690
Netegrity, Inc.*............................................     2,470          74,100
RSA Security, Inc.*.........................................     7,900         244,505
S1 Corp.*...................................................     4,700          65,800
Switchboard, Inc.*..........................................       390           2,301
VeriSign, Inc.*.............................................     7,800         468,078
                                                                 -----         -------

                                                                             1,826,567

Computer Software - 13.9%
Adobe Systems, Inc..........................................     5,920         278,240
Citrix Systems, Inc.*.......................................    13,510         471,499
Digex, Inc.*................................................     2,750          35,750
Internet Security Systems, Inc.*............................     5,500         267,080
Micromuse, Inc.*............................................     3,710         103,843
Rational Software Corp.*....................................     5,950         166,897
Siebel Systems, Inc.*.......................................       600          28,140
Vignette Corp.*.............................................       860           7,628
                                                                   ---           -----

                                                                             1,359,077

Computers & Information - 3.0%
Akamai Technologies, Inc.*..................................    17,480         160,379
Emulex Corp.*...............................................     3,240         130,896
                                                                 -----         -------

                                                                               291,275

Crude Petroleum & Natural Gas - 16.4%
Apache Corp.................................................     7,940         402,955
Devon Energy Corp...........................................     7,130         374,325
EOG Resources, Inc..........................................    10,940         388,917
Houston Exploration Co.*....................................    10,440         326,250
Newfield Exploration Co.*...................................     1,350          43,281
Noble Affiliates, Inc.......................................     1,930          68,225
                                                                 -----          ------

                                                                             1,603,953

Drilling - Oil & Gas - 10.6%
BJ Services Co.*............................................     1,690          47,962
Diamond Offshore Drilling, Inc..............................     4,450         147,072
Global Industries, Ltd.*....................................     6,880          85,794
Global Marine, Inc.*........................................     9,020         168,043
Noble Drilling Corp.*.......................................    12,350         404,462
Transocean Sedco Forex, Inc.................................     4,500         185,625
                                                                 -----         -------

                                                                             1,038,958

Electric Utilities - 0.1%
Aquila, Inc.*...............................................       100           2,465
Reliant Resources, Inc.*....................................       160           3,952
                                                                   ---           -----

                                                                                 6,417

Electronics - 1.0%
Aware, Inc.*................................................     1,740          15,660
General Motors Corp. - Class H*.............................     3,960          80,190
JNI Corp.*..................................................       180           2,520
                                                                   ---           -----

                                                                                98,370

Financial Services - 0.0%
Instinet Group, Inc.*.......................................       180           3,355
                                                                   ---           -----

Heavy Machinery - 4.7%
AGCO Corp...................................................    25,250         231,038
Cooper Cameron Corp.*.......................................     4,050         225,990
                                                                 -----         -------

                                                                               457,028

Insurance - 0.3%
Willis Group Holdings, Ltd.*...................................  1,680          29,820
                                                                 -----          ------

Media - Broadcasting & Publishing - 1.1%
Scholastic Corp.*..............................................  2,450         110,250
                                                                 -----         -------

Medical Bio - Technology - 3.6%
Cytyc Corp.*................................................... 15,290         352,435
                                                                ------         -------

Medical Supplies - 4.6%
Applera Corp. - Applied Biosystems Group....................... 10,790         288,633
ArthoCare Corp.*...............................................  5,380         140,687
Unilab Corp.*..................................................     80           2,016
VISX, Inc.*....................................................  1,100          21,285
                                                                 -----          ------

                                                                               452,621

Pharmaceuticals - 0.0%
IntraBiotics Pharmaceuticals, Inc.*............................  1,750           2,538
                                                                 -----           -----

Real Estate - 0.1%
Pinnacle Holdings, Inc. (REIT)*................................  1,190           7,152
                                                                 -----           -----

TOTAL INVESTMENTS - 92.6%
(Cost $9,536,919)                                                            9,061,452

Other Assets and Liabilities (net) - 7.4%                                      728,533
                                                                               -------

TOTAL NET ASSETS - 100%                                                     $9,789,985
                                                                            ==========

Portfolio Footnotes:

* Non-income producing security.

REIT - Real Estate Investment Trust

                        See notes to financial statements

                                       90




Met Investors Series Trust
MFS Research International Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                               Value
Description                                                          Shares           (Note 2)
                                                                     ------           --------

Common and Preferred Stocks - 87.8% Australia - 1.1%
Australia & New Zealand Banking Group Ltd......................       4,630              $39,845
NRMA Insurance Group Ltd.*.....................................      23,550               40,788
                                                                     ------               ------

                                                                                          80,633

Brazil - 1.2%
Aracruz Celulose S.A. (ADR)....................................       2,055               38,428
Embraer - Empresa Brasileira de
Aeronautica S.A. (ADR).........................................       1,190               46,469
                                                                      -----               ------

                                                                                          84,897

Canada - 2.0%
BCE, Inc.......................................................       3,720               97,836
Manitoba Telecom Services, Inc.................................       1,760               49,076
                                                                      -----               ------

                                                                                         146,912

Denmark - 1.8%
Danske Bank....................................................       7,140              128,479
                                                                      -----              -------

France - 10.1%
Alstom.........................................................       1,940               54,040
Business Objects S.A.*.........................................         800               19,124
Carrefour S.A..................................................       1,450               76,823
Coflexip S.A...................................................         165               23,918
Generale De Sante*.............................................       1,910               31,168
Groupe Danone..................................................         220               30,231
Sanofi-Synthelabo S.A..........................................       2,060              135,335
Societe Television Francaise 1.................................       1,196               34,937
Technip S.A....................................................         790              100,452
Total Fina.....................................................       1,600              224,335
                                                                      -----              -------

                                                                                         730,363

Germany - 5.3%
Fresenius AG...................................................          83                7,127
Fresenius AG - Preferred.......................................         328               31,127
Fresenius Medical Care AG......................................       1,830               94,629
Linde AG.......................................................       1,230               52,259
ProSieben Sat.1 Media AG.......................................       3,630               52,188
SAP AG.........................................................         665               91,830
Software AG....................................................         820               53,426
                                                                        ---               ------

                                                                                         382,586

Greece - 0.5%
Cosmote S.A....................................................       4,150               37,290
                                                                      -----               ------

Hong Kong - 1.7%
China Mobile (Hong Kong) Ltd.*.................................      10,500               55,466
CNOOC Ltd.*....................................................      36,500               34,631
Li & Fung, Ltd.................................................      18,000               29,541
                                                                     ------               ------

                                                                                         119,638

Italy - 4.1%
Assicurazioni Generali.........................................       3,240               97,914
Banca Intesa SpA...............................................      31,970              113,011
Banca Nazionale del Lavoro*....................................      22,660              $71,073
Banca Popolare Di Milano.......................................       3,930               15,425
                                                                      -----               ------

                                                                                         297,423

Japan - 18.3%
Asahi Breweries, Ltd...........................................       5,000               56,113
Canon, Inc.....................................................       5,000              202,150
Chugai Pharmaceutical Co., Ltd.................................       5,000               76,087
Daikin Industries, Ltd.........................................       3,000               55,591
Fast Retailing Co., Ltd........................................         800              139,259
Fujikura Ltd...................................................       8,000               48,773
Honda Motor Co., Ltd...........................................       4,000              175,838
NTT Mobile Communications Network, Inc.........................           7              121,851
Secom Co., Ltd.................................................       1,000               55,832
Shionogi & Co, Ltd.............................................       3,000               62,570
Sony Corp......................................................       1,300               85,513
Stanley Electric, Co...........................................       3,000               27,892
Sumitomo Electric Industries, Ltd..............................       7,000               79,400
Tokyo Broadcasting System, Inc.................................       3,000               57,757
Tokyo Gas Co., Ltd.............................................      24,000               72,966
                                                                     ------               ------

                                                                                       1,317,592

Mexico - 0.5%
Grupo Aeroportuario del Sureste S.A. (ADR)*....................       1,755               32,818
                                                                      -----               ------

Netherlands - 11.2%
Akzo Nobel N.V.................................................       2,360              100,029
Fugro N.V......................................................         537               29,953
Hunter Douglas N.V.............................................       1,000               28,059
ING Groep N.V.*................................................       4,430              289,910
Koninklijke (Royal) Philips Electonics N.V.....................       2,410               63,965
Libertel N.V.*.................................................       4,890               43,318
Royal Dutch Petroleum Co.......................................       3,430              197,659
VNU N.V........................................................       1,608               54,524
                                                                      -----               ------

                                                                                         807,417

Singapore - 0.7%
Datacraft Asia, Ltd............................................       5,000               20,400
Overseas Union Bank, Ltd.......................................       6,000               31,120
                                                                      -----               ------

                                                                                          51,520

South Africa - 0.7%
Anglo American Platinum Corp...................................       1,085               48,402
                                                                      -----               ------

South Korea - 1.0%
Korea Telecom Corp.- SP (ADR)..................................       1,700               37,366
Samsung Electronics Co., Ltd...................................         240               35,501
                                                                        ---               ------

                                                                                          72,867

Spain - 2.1%
Centros Comerciales Carrefour, S.A.............................       2,630               35,225
Iberdrola I.S.A................................................       9,240              118,666
                                                                      -----              -------

                                                                                         153,891

Sweden - 0.8%
Saab AB........................................................       5,930               55,673
                                                                      -----               ------

                        See notes to financial statements

                                       91




Met Investors Series Trust
MFS Research International Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                              Value
Description                                                          Shares          (Note 2)
                                                                     ------          --------

Switzerland - 8.3%
Jomed N.V.*................................................             740              $21,025
Julius Baer Holdings, Ltd..................................              12               46,228
Leica Geosystems AG*.......................................             156               44,758
Nestle S.A.................................................             558              118,750
Novartis AG................................................           5,640              204,391
Syngenta AG*...............................................           3,150              165,836
                                                                      -----              -------

                                                                                         600,988

United Kingdom - 12.7%
BP Amoco Plc (ADR).........................................           1,890               94,217
CGNU Plc...................................................           7,580              104,838
Diageo Plc.................................................           7,790               85,492
HSBC Holdings Plc..........................................           5,660               67,094
Matalan Plc................................................           8,820               61,552
Next Plc...................................................           1,930               25,254
Reckitt Benckiser Plc......................................           4,190               60,427
Reed International Plc.....................................          11,920              105,660
Reuters Group Plc..........................................           4,650               60,388
Royal Bank of Scotland.....................................           4,046               89,205
Vodafone Group Plc.........................................          71,470              158,379
                                                                     ------              -------

                                                                                         912,506

United States - 3.7%
NTL, Inc.*.................................................             860               10,363
Omnicom Group, Inc.........................................           1,100               94,600
Pharmacia Corp.............................................             440               20,218
Santa Fe International Corp................................             710              $20,590
Synthes Stratec, Inc. (144A)(a)*...........................             170              103,870
Transocean Sedco Forex, Inc................................             310               12,788
                                                                        ---               ------

                                                                                         262,429

TOTAL INVESTMENTS - 87.8%
(Cost $6,649,923)                                                                      6,324,324

Other Assets and Liabilities (net) - 12.2%                                               881,696
                                                                                         -------

TOTAL NET ASSETS - 100.0%                                                             $7,206,020
                                                                                      ==========

Portfolio Footnotes:

* Non-income producing security.


     (a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

ADR - American Depositary Receipt


                        See notes to financial statements

Met Investors Series Trust
Oppenheimer Capital Appreciation Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                               Value
Description                                                            Shares        (Note 2)
                                                                       ------        --------
Common Stocks - 85.3%
Advertising - 1.2%
Omnicom Group, Inc...........................................             790            $67,940
                                                                          ---            -------

Aerospace & Defense - 1.0%
Boeing Co....................................................             180             10,008
Honeywell International, Inc.................................             540             18,895
Northrop Grumman Corp........................................             120              9,612
United Technologies Corp.....................................             240             17,582
                                                                          ---             ------

                                                                                          56,097

Apparel Retailers - 1.0%
Gap Stores, Inc..............................................           1,970             57,130
                                                                        -----             ------

Automotive - 0.8%
Ford Motor Co................................................             660             16,203
Harley-Davidson, Inc.........................................             640             30,131
                                                                          ---             ------

                                                                                          46,334

Banking - 2.5%
Bank of America Corp.........................................             500             30,015
Golden West Financial Corp...................................             210             13,490
J.P. Morgan Chase & Co.......................................           1,090             48,614
USA Education, Inc...........................................             650             47,450
                                                                          ---             ------

                                                                                         139,569

Beverages, Food & Tobacco - 2.1%
Anheuser-Busch Co., Inc......................................           1,530             63,036
Pepsico, Inc.................................................           1,070             47,294
Sysco Corp...................................................             250              6,787
                                                                          ---              -----

                                                                                         117,117

Building Materials - 0.4%
Centex Corp..................................................             520             21,190
                                                                          ---             ------

Chemicals - 0.5%
Dow Chemical Co..............................................             240              7,980
IMC Global, Inc..............................................             270              2,754
PPG Industries, Inc..........................................             270             14,194
                                                                          ---             ------

                                                                                          24,928

Commercial Services - 0.9%
Concord EFS, Inc.*...........................................             440             22,884
First Data Corp..............................................             430             27,627
                                                                          ---             ------

                                                                                          50,511

Communications - 4.2%
CIENA Corp.*.................................................             510             19,380
Cisco Systems, Inc.*.........................................           3,030             55,146
Lucent Technologies, Inc.....................................           1,570              9,734
McDATA Corp.*................................................             390              6,844
Nokia Corp. (ADR)............................................           3,735             82,319
QUALCOMM, Inc.*..............................................             920             53,802
Telefonktiebolaget LM Ericsson AB (ADR)......................             800              4,336
                                                                          ---              -----

                                                                                         231,561

Computer Software & Processing - 7.1%
Cadence Design Systems, Inc.*................................           1,010             18,816
Check Point Software Technologies, Ltd.*.....................             650             32,870
Electronic Arts, Inc.*.......................................             760             44,004
Fiserv, Inc.*................................................             110              7,038
Microsoft Corp.*.............................................           2,530           $183,678
Oracle Corp.*................................................             990             18,810
Peoplesoft, Inc.*............................................             710             34,953
Sybase, Inc.*................................................             560              9,212
VERITAS Software Corp.*......................................             720             47,902
                                                                          ---             ------

                                                                                         397,283

Computers & Information - 0.4%
Read-Rite Corp.*.............................................             240              1,260
SanDisk Corp.*...............................................             750             20,917
                                                                          ---             ------

                                                                                          22,177

Electric Utilities - 1.3%
Duke Energy Corp.............................................           1,250             48,762
Potomac Electric Power Co....................................             580             12,134
Southern Co..................................................             430              9,997
                                                                          ---              -----

                                                                                          70,893

Electrical Equipment - 1.2%
Emerson Electric Co..........................................             670             40,535
General Electric Co..........................................             500             24,375
                                                                          ---             ------

                                                                                          64,910

Electronics - 7.7%
Analog Devices, Inc.*........................................             390             16,867
Atmel Corp.*.................................................           2,900             39,121
Cypress Semiconductor Corp.*.................................           1,080             25,758
Flextronics International, Ltd.*.............................           1,680             43,865
International Rectifier Corp.*...............................             620             21,142
Micron Technology, Inc.*.....................................           1,180             48,498
National Semiconductor Corp.*................................             910             26,499
PerkinElmer, Inc.............................................             430             11,838
RF Micro Devices, Inc.*......................................           1,760             47,168
Sanmina Corp.*...............................................           3,310             77,487
Texas Instruments, Inc.......................................             720             22,680
Vishay Intertechnology, Inc.*................................           1,370             31,510
Vitesse Semiconductor Corp.*.................................             900             18,936
                                                                          ---             ------

                                                                                         431,369

Entertainment & Leisure - 2.1%
Carnival Corp................................................           2,150             66,005
Royal Caribbean Cruises, Ltd.................................           2,420             53,506
                                                                        -----             ------

                                                                                         119,511

Environmental Controls - 1.0%
Waste Management, Inc........................................           1,880             57,942
                                                                        -----             ------

Financial Services - 2.8%
Charles Schwab Corp. (The)...................................             980             14,994
Citigroup, Inc...............................................           2,710            143,196
                                                                        -----            -------

                                                                                         158,190

Food Retailers - 1.5%
Kroger Co.*..................................................           1,020             25,500
Safeway, Inc.*...............................................           1,180             56,640
                                                                        -----             ------

                                                                                          82,140

                        See notes to financial statements

                                       93




Met Investors Series Trust
Oppenheimer Capital Appreciation Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                                  Value
Description                                                             Shares          (Note 2)
                                                                        ------          --------

Health Care Providers - 0.4%
HCA-The Healthcare Company...................................             290            $13,105
Trigon Healthcare, Inc.*.....................................             100              6,485
                                                                          ---              -----

                                                                                          19,590

Home Construction, Furnishings & Appliances - 0.3%
Ethan Allen Interiors, Inc...................................             430             13,975
                                                                          ---             ------

Industrial - Diversified - 0.9%
Tyco International, Ltd......................................             908             49,486
                                                                          ---             ------

Insurance - 2.1%
American International Group, Inc............................             590             50,740
Axa (ADR)....................................................             390             10,986
Everest Re Group, Ltd........................................             180             13,464
XL Captial, Ltd..............................................             530             43,513
                                                                          ---             ------

                                                                                         118,703

Media - Broadcasting & Publishing - 17.0%
Adelphia Communications Corp.*...............................             805             33,005
AOL Time Warner, Inc.*.......................................           4,770            252,810
Cablevision Systems Corp.*...................................             810             47,385
Clear Channel Communications, Inc.*..........................           1,570             98,439
Comcast Corp. - Class A*.....................................           4,140            179,676
Fox Entertainment Group, Inc. - Class A*.....................             620             17,298
Hispanic Broadcasting Corp.*.................................           1,070             30,698
McGraw-Hill Companies, Inc. (The)............................             770             50,936
News Corp., Ltd. (The) (ADR).................................           2,090             77,644
Univision Communications, Inc.*..............................             700             29,946
Viacom Inc. - Class B*.......................................           2,520            130,410
                                                                        -----            -------

                                                                                         948,247

Medical Supplies - 3.5%
Applera Corp. - Applied Biosystems Group.....................             720             19,260
Biomet, Inc..................................................             780             37,487
Medtronic, Inc...............................................             880             40,489
Mettler-Toledo International, Inc.*..........................             220              9,515
Millipore Corp...............................................             250             15,495
Newport Corp.................................................             350              9,275
Stryker Corp.................................................             610             33,459
Thermo Electron Corp.*.......................................             300              6,606
Waters Corp.*................................................             850             23,469
                                                                          ---             ------

                                                                                         195,055

Metals - 0.2%
Alcoa, Inc...................................................             250              9,850
                                                                          ---              -----

Oil & Gas - 7.2%
Amerada Hess Corp............................................             630             50,904
BJ Services Co.*.............................................             830             23,555
Coflexip SA (ADR)............................................             120              9,036
El Paso Corp.................................................           1,160             60,946
Exxon Mobil Corp.............................................             990             86,477
Halliburton Co...............................................             770             27,412
Kinder Morgan, Inc...........................................             190              9,548
Noble Drilling Corp.*........................................             340             11,135
Rowan Companies, Inc.*.......................................             500            $11,050
Schlumberger, Ltd............................................             140              7,371
Total Fina Elf S.A. (ADR)....................................             960             67,392
Varco International, Inc.*...................................             550             10,236
Williams Companies, Inc......................................             810             26,690
                                                                          ---             ------

                                                                                         401,752

Pharmaceuticals - 5.8%
Andrx Group*.................................................             210             16,170
Cardinal Health, Inc.........................................             365             25,185
GlaxoSmithkline Plc (ADR)*...................................             650             36,530
IDEC Pharmaceuticals Corp.*..................................             160             10,830
Johnson & Johnson............................................           1,973             98,650
McKesson HBOC, Inc...........................................             710             26,355
Perrigo Co.*.................................................             650             10,849
Pfizer, Inc..................................................           2,040             81,702
Serono SA (ADR)*.............................................             650             16,218
                                                                          ---             ------

                                                                                         322,489

Real Estate - 0.5%
Host Marriott Corp. (REIT)...................................           2,000             25,040
                                                                        -----             ------

Retailers - 2.0%
CVS Corp.....................................................             800             30,880
Home Depot, Inc..............................................             450             20,948
Rite Aid Corp.*..............................................             970              8,730
Target Corp..................................................             660             22,836
Tiffany & Co.................................................             800             28,976
                                                                          ---             ------

                                                                                         112,370

Telephone Systems - 1.6%
Amdocs, Ltd.*................................................             350             18,848
Extreme Networks, Inc.*......................................           1,030             30,385
Vodafone Group Plc (ADR).....................................           1,470             32,855
WorldCom, Inc. - WorldCom Group*.............................             520              7,779
                                                                          ---              -----

                                                                                          89,867

Textiles, Clothing & Fabrics - 0.6%
NIKE, Inc. - Class B.........................................             850             35,692
                                                                          ---             ------

Transportation - 1.3%
Canadian Pacific, Ltd........................................           1,580             61,225
Expeditors International of Washington, Inc..................             220             13,200
                                                                          ---             ------

                                                                                          74,425

U.S. Government Agency - 2.2%
Federal Home Loan Mortgage Corp..............................           1,190             83,300
Federal National Mortgage Association........................             440             37,466
                                                                          ---             ------

                                                                                         120,766

Water Companies - 0.0%
Philadelphia Suburban Corp...................................              60              1,530
                                                                           --              -----

Total Common Stocks (Cost $4,962,771)                                                  4,755,629
                                                                                       ---------

                        See notes to financial statements

Met Investors Series Trust
Oppenheimer Capital Appreciation Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Par           Security                                                                                     Value
Amount        Description                                                   Coupon       Maturity         (Note 2)
              -----------                                                   ------       --------         --------
              Domestic Bonds & Debt Securities - 0.3%
$15,000       U.S. Treasury Bond (Cost $15,173)........................     6.375%       04/30/2002           $15,311
              ---------------------------------                             ------       ----------           -------

              TOTAL INVESTMENTS - 85.6%
              (Cost $4,977,944)                                                                             4,770,940

              Other Assets and Liabilities (net) - 14.4%                                                      806,485
              ------------------------------------------                                                      -------

              TOTAL NET ASSETS - 100%                                                                      $5,577,425
              =======================                                                                      ==========

              Portfolio Footnotes:

              * Non-income producing security.

              ADR - American Depository Receipt

              REIT - Real Estate Investment Trust


                        See notes to financial statements

Met Investors Series Trust
PIMCO Money Market Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Par           Security                                                                                                Value
Amount        Description                                                              Rate          Maturity        (Note 2)
              -----------                                                              ----          --------        --------

              Commercial Paper - 78.5%
              Automotive - 1.9%
$100,000      Ford Motor Credit Co...............................................      4.640%       07/03/2001         $99,961
              ---------------------                                                    ------       ----------         -------

              Banking - 38.2%
100,000       Abbey National North America........................................     4.330%        08/08/2001         99,531
100,000       Abbey National North America........................................     3.580%        09/20/2001         99,185
100,000       ABN-AMRO North America Finance, Inc.................................     3.930%        09/26/2001         99,039
100,000       ANZ (Delaware), Inc.................................................     3.800%        08/13/2001         99,536
100,000       ANZ (Delaware), Inc.................................................     3.900%        08/13/2001         99,523
100,000       CBA (Delaware) Finance..............................................     3.820%        08/14/2001         99,522
100,000       CBA (Delaware) Finance..............................................     4.050%        11/05/2001         98,560
100,000       ForeningsSparbanken AB (Swedbank)...................................     4.000%        08/15/2001         99,489
100,000       ForeningsSparbanken AB (Swedbank)...................................     3.700%        09/05/2001         99,311
100,000       Halifax Group Plc...................................................     3.800%        08/08/2001         99,588
100,000       Halifax Group Plc...................................................     5.050%        08/08/2001         99,522
100,000       KFW International Finance...........................................     3.680%        07/26/2001         99,734
100,000       KFW International Finance...........................................     4.000%        08/02/2001         99,633
100,000       Osterreiche Kontrollbank............................................     4.720%        07/05/2001         99,934
100,000       Osterreiche Kontrollbank............................................     3.620%        09/12/2001         99,256
290,000       The International Bank for Reconstruction and Development
                  (the World Bank)................................................     4.020%        07/05/2001        289,838
100,000       UBS Finance (Delaware), Inc.........................................     5.040%        08/01/2001         99,552
100,000       UBS Finance (Delaware), Inc.........................................     3.800%        08/08/2001         99,588
              ----------------------------                                             ------        ----------         ------

                                                                                                                     1,980,341

              Beverages, Food & Tobacco - 1.9%
100,000       Archer-Daniels-Midland Co...........................................     3.880%        10/05/2001         98,955
              --------------------------                                               ------        ----------         ------

              Cosmetics & Personal Care - 3.9%
200,000       Procter & Gamble Co.................................................     3.860%        07/20/2001        199,571
              --------------------                                                     ------        ----------        -------

              Electric Utilities - 5.8%
100,000       Electricite De France...............................................     3.930%        08/22/2001         99,422
100,000       Wisconsin Electric Power Co.........................................     3.930%        07/10/2001         99,891
100,000       Wisconsin Electric Power Co.........................................     3.950%        07/10/2001         99,890
              ----------------------------                                             ------        ----------         ------

                                                                                                                       299,203

              Electrical Equipment - 3.8%
100,000       General Electric Capital Corp.......................................     5.000%        07/30/2001         99,584
100,000       General Electric Capital Corp.......................................     3.810%        08/14/2001         99,524
              ------------------------------                                           ------        ----------         ------

                                                                                                                       199,108

              Entertainment & Leisure - 3.8%
100,000       Walt Disney Co. (The)...............................................     4.160%        07/31/2001         99,642
100,000       Walt Disney Co. (The)...............................................     3.610%        10/05/2001         99,027
              ----------------------                                                   ------        ----------         ------

                                                                                                                       198,669

              Financial Services - 13.5%
200,000       American Express Credit Corp........................................     3.890%        07/13/2001        199,719
100,000       Goldman Sachs Group, Inc. (The).....................................     4.560%        07/10/2001         99,874
200,000       National Rural Utilities............................................     3.750%        07/27/2001        199,436
100,000       Queensland Treasury Corp. (U.S.$)...................................     3.940%        07/23/2001         99,748
100,000       USAA Capital Corp...................................................     3.850%        09/19/2001         99,134
              ------------------                                                       ------        ----------         ------

                                                                                                                       697,911

                        See notes to financial statements

Met Investors Series Trust
PIMCO Money Market Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)


Par           Security                                                                                                Value
Amount        Description                                                              Rate          Maturity        (Note 2)
              -----------                                                              ----          --------        --------


               Foreign Municipals - 1.9%
$100,000       Province of Ontario..............................................    3.900%         08/17/2001           $99,480
               -------------------                                                  ------         ----------           -------

               Transportation - 3.8%
100,000        Reseau Ferre De France...........................................    3.920%         07/25/2001            99,728
100,000        Reseau Ferre De France...........................................    4.620%         07/25/2001            99,679
               -----------------------                                              ------         ----------            ------

                                                                                                                        199,407

               Total Commercial Paper (Cost $4,072,606)                                                               4,072,606
               ----------------------------------------                                                               ---------

               U.S. Government & Agency Discount Notes - 13.4%
200,000        Federal Farm Credit Bank.........................................    3.850%         08/29/2001           198,717
200,000        Federal Home Loan Mortgage Corp..................................    3.920%         07/05/2001           199,891
200,000        Federal Home Loan Mortgage Corp..................................    3.520%         10/11/2001           197,986
100,000        Federal National Mortgage Association............................    3.700%         12/20/2001            98,222
               -------------------------------------                                ------         ----------            ------

               Total U.S. Government & Agency Discount Notes (Cost $694,816)                                            694,816
               -------------------------------------------------------------                                            -------

Par           Security                                                                                                Value
Amount        Description                                                              Rate          Maturity        (Note 2)
              -----------                                                              ----          --------        --------

               U.S. Government & Agency Obligations - 3.1%
161,558        Federal National Mortgage Association (Cost $162,429)............    7.000%         03/15/2002           162,429
               -----------------------------------------------------                ------         ----------           -------

               Corporate Notes - 3.9%
               Banking - 2.0%
100,000        Wells Fargo Co...................................................    8.375%         05/15/2002           103,524
               Retailers - 1.9%
100,000        Wal-Mart Stores, Inc.............................................    6.150%         08/10/2001           100,114
               ---------------------                                                ------         ----------           -------

               Total Corporate Notes (Cost $203,638)                                                                    203,638
               -------------------------------------                                                                    -------

               TOTAL INVESTMENTS - 98.9%
               (Cost $5,133,489)                                                                                      5,133,489

               Other Assets and Liabilities (net) - 1.1%                                                                 56,212
               -----------------------------------------                                                                 ------

               TOTAL NET ASSETS - 100%                                                                               $5,189,701
               =======================                                                                               ==========

                        See notes to financial statements

Met Investors Series Trust
PIMCO Total Return Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)


Par           Security                                                                                                Value
Amount        Description                                                              Rate          Maturity        (Note 2)
              -----------                                                              ----          --------        --------


                  Domestic Bonds & Debt Securities - 6.5%
                  Automotive - 0.7%
$100,000          General Motors Acceptance Corp...................................     5.114%         05/04/2004     $100,000
                  -------------------------------                                       ------         ----------     --------

                  Collateralized Mortgage Obligations - 2.4%
106,057           Residential Funding Mortgage Security............................     7.750%         10/25/2030      108,314
121,508           United Mortgage Securities Corp..................................     7.302%         06/25/2032      123,823
36,403            United Mortgage Securities Corp..................................     7.108%         09/25/2033       37,031
80,972            Washington Mutual, Inc...........................................     7.628%         12/25/2040       80,971
                  -----------------------                                               ------         ----------       ------

                                                                                                                       350,139

                  Communications - 1.4%
200,000           France Telecom S.A. (144A).......................................     6.308%         03/14/2003      202,328
                  ---------------------------                                           ------         ----------      -------

                  Financial Services - 2.0%
300,000           Small Business Administration....................................     6.353%         03/10/2011      285,844
                  -----------------------------                                         ------         ----------      -------

                  Total Domestic Bonds & Debt Securities (Cost $947,800)                                               938,311
                  ------------------------------------------------------                                               -------

                  U.S. Government & Agency Obligations - 42.1%
2,000,000         Federal Home Loan Mortgage Corp.(a)..............................     6.000%         07/16/2031    1,919,687
1,000,000         Federal National Mortgage Association............................     6.625%         11/15/2010    1,036,481
2,500,000         Government National Mortgage Association(a)......................     7.000%         07/01/2031    2,521,875
110,426           U.S. Treasury Inflation Index Note(b)............................     3.988%         07/15/2002      112,531
431,348           U.S. Treasury Inflation Index Note...............................     4.163%         01/15/2009      445,637
                  -----------------------------------                                   ------         ----------      -------

                  Total U.S. Government & Agency Obligations (Cost $6,078,960)                                       6,036,211
                  ------------------------------------------------------------                                       ---------


                  U.S. Government & Agency Discount Notes - 21.1%
600,000           Federal Farm Credit Bank.........................................     4.685%         08/29/2001      595,315
300,000           Federal Home Loan Bank...........................................     4.000%         10/31/2001      295,900
600,000           Federal Home Loan Mortgage Corp..................................     3.900%         09/13/2001      595,125
500,000           Federal Home Loan Mortgage Corp..................................     3.540%         10/19/2001      494,542
200,000           Federal National Mortgage Association............................     3.650%         09/27/2001      198,195
800,000           Federal National Mortgage Association............................     3.630%         12/20/2001      786,045
30,000            U.S. Treasury Bill(b)............................................     3.383%         10/18/2001       29,690
30,000            U.S. Treasury Bill(b)............................................     3.495%         10/18/2001       29,679
                  ---------------------                                                 ------         ----------       ------

                  Total U.S. Government & Agency Discount Notes (Cost $3,024,491)                                    3,024,491
                  ---------------------------------------------------------------                                    ---------

                  Commercial Paper - 50.7%
                  Banking - 25.0%
200,000           Abbey National North America.....................................     3.690%         08/01/2001      199,344
200,000           Abbey National North America.....................................     3.890%         08/01/2001      199,308
300,000           ABN-AMRO North America Finance, Inc..............................     3.590%         09/26/2001      297,368
200,000           ANZ (Delaware), Inc..............................................     3.980%         07/18/2001      199,602
200,000           ANZ (Delaware), Inc..............................................     3.800%         08/13/2001      199,071
500,000           CBA (Delaware) Finance...........................................     3.600%         10/15/2001      494,650
300,000           ForeningsSparbanken AB (Swedbank)................................     3.950%         07/20/2001      299,342
200,000           ForeningsSparbanken AB (Swedbank)................................     3.570%         11/20/2001      197,164
200,000           Halifax Group Plc................................................     3.710%         08/01/2001      199,340
300,000           Halifax Group Plc................................................     3.890%         09/26/2001      297,147
500,000           KFW International Finance........................................     3.840%         07/30/2001      498,400

                        See notes to financial statements

Met Investors Series Trust
PIMCO Total Return Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)


Par           Security                                                                                                Value
Amount        Description                                                              Rate          Maturity        (Note 2)
              -----------                                                              ----          --------        --------


              Banking - continued
$300,000      UBS Finance (Delaware), Inc........................................    3.670%         08/21/2001        $298,410
200,000       UBS Finance (Delaware), Inc........................................    3.780%         08/22/2001         198,887
              ----------------------------                                           ------         ----------         -------

                                                                                                                     3,578,033

              Beverages, Food & Tobacco - 4.9%
200,000       Coca-Cola Co. (The)................................................    4.240%         07/12/2001         199,718
500,000       Hershey Foods Corp.................................................    3.870%         07/13/2001         499,301
              -------------------                                                    ------         ----------         -------

                                                                                                                       699,019

              Chemicals - 2.8%
400,000       Du Pont (E.I.) de Nemours and Co...................................    3.590%         09/21/2001         396,689
              --------------------------------                                       ------         ----------         -------

              Electric Utilities - 2.1%
300,000       Electricite De France..............................................    3.930%         08/22/2001         298,264
              ---------------------                                                  ------         ----------         -------

              Electrical Equipment - 3.5%
100,000       General Electric Capital Corp......................................    3.800%         08/15/2001          99,515
400,000       General Electric Capital Corp......................................    3.670%         08/16/2001         398,084
              ------------------------------                                         ------         ----------         -------

                                                                                                                       497,599

              Entertainment & Leisure - 3.4%
500,000       Walt Disney Co. (The)..............................................    3.610%         10/05/2001         495,137
              ----------------------                                                 ------         ----------         -------

              Financial Services - 9.0%
500,000       National Rural Utilities...........................................    3.880%         07/27/2001         498,545
200,000       Queensland Treasury Corp...........................................    3.920%         07/23/2001         199,499
200,000       Queensland Treasury Corp...........................................    4.240%         07/23/2001         199,529
400,000       USAA Capital Corp..................................................    3.870%         08/15/2001         398,022
              ------------------                                                     ------         ----------         -------

                                                                                                                     1,295,595

              Total Commercial Paper (Cost $7,260,336)                                                               7,260,336
              ----------------------------------------                                                               ---------

              Options - 0.3%
6,000         10 Year U.S. Treasury Note Call, strike at 96, expires 08/25/01............................               42,094
27,500        CME Eurodollar Put, strike at 92.5, expires 12/14/01.......................................                  206
27,500        CME Eurodollar Put, strike at 93.25, expires 9/14/01.......................................                  138
              ----------------------------------------------------                                                         ---

              Total Options (Cost $40,876)                                                                              42,438
              ----------------------------                                                                              ------

              TOTAL INVESTMENTS - 120.7%
              (Cost $17,352,463)                                                                                    17,301,787

              Other Assets and Liabilities (net) - (20.7%)                                                         (2,976,202)
              --------------------------------------------                                                         -----------

              TOTAL NET ASSETS - 100%                                                                              $14,325,585
              =======================                                                                              ===========

             Portfolio Footnotes:

             (a) Security purchased on a delayed or when-issued basis.

             (b) Held as collateral for open futures contracts.

             See notes to financial statements

Met Investors Series Trust
PIMCO Total Return Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

The following table summarizes the portfolio composition of the Portfolio's holdings at June 30, 2001, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.


Portfolio Composition by Credit Quality
---------------------------------------
Ratings%                                                      of Portfolio
AAA                                                               98.0%
AA                                                                 0.0
A                                                                  2.0
BBB                                                                0.0
BB                                                                 0.0
B:                                                                 0.0
Below B                                                            0.0
NR                                                                 0.0
                                                                   ---

                                                                 100.0%

Note: NR = Not Rated

                        See notes to financial statements

Met Investors Series Trust
PIMCO Innovation Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                                Value
Description                                                             Shares         (Note 2)
                                                                        ------         --------
Common Stocks - 94.3%
Communications - 9.0%
Converse Technology, Inc.*.............................................   1,400          $80,668
Foundry Networks, Inc.*................................................   5,000           99,900
Nokia Corp. (ADR)......................................................   5,100          112,404
ONI Systems Corp.*.....................................................   2,500           69,750
QUALCOMM, Inc.*........................................................   3,400          198,832
Telefonktiebolaget LM Ericsson AB (ADR)................................   8,400           45,528
Tellium, Inc.*.........................................................     500            9,100
                                                                            ---            -----

                                                                                         616,182

Computer Software & Processing - 22.8%
BEA Systems, Inc.*.....................................................   3,300          101,343
BMC Software, Inc.*....................................................   4,600          103,684
Brocade Communications Systems, Inc.*..................................   3,000          131,970
Check Point Software Technologies, Ltd.*...............................   2,000          101,140
i2 Technologies, Inc.*.................................................   6,600          130,680
Microsoft Corp.*.......................................................   2,600          188,760
Openwave Systems, Inc.*................................................   2,100           72,870
PeopleSoft, Inc.*......................................................   4,400          216,612
Rational Software Corp.*...............................................   2,000           56,100
Siebel Systems, Inc.*..................................................   4,300          201,670
VERITAS Software Corp.*................................................   3,500          232,855
Vignette Corp.*........................................................   3,800           33,706
                                                                          -----           ------

                                                                                       1,571,390

Computers & Information - 8.3%
Compaq Computer Corp...................................................   6,200           96,038
Dell Computer Corp.*...................................................   7,700          199,815
Emulex Corp.*..........................................................   1,400           56,560
International Business Machines Corp...................................   1,500          169,500
Research In Motion, Ltd.*..............................................   1,600           51,600
                                                                          -----           ------

                                                                                         573,513

Electronics - 15.1%
Applied Micro Circuits Corp.*..........................................   3,900           67,080
Broadcom Corp. - Class A*..............................................   4,000          171,040
Flextronics International, Ltd.*.......................................   1,300           33,943
GlobeSpan, Inc.*.......................................................   5,500           80,300
LSI Logic Corp.*.......................................................   5,384          101,219
Micron Technology, Inc.*...............................................   4,700          193,170
QLogic Corp.*..........................................................   1,900          122,455
Sanmina Corp.*.........................................................   4,815          112,719
Texas Instruments, Inc.................................................   2,200           69,300
Xilinx, Inc.*..........................................................   2,200           90,728
                                                                          -----           ------

                                                                                       1,041,954

Fiber Optics - 1.3%
JDS Uniphase Corp.*....................................................   6,938           88,460
                                                                          -----           ------

Heavy Machinery - 3.1%
Applied Materials, Inc.*...............................................   4,400          216,040
                                                                          -----          -------

Home Construction, Furnishings & Appliances - 1.1%
Gemstar-TV Guide Intl., Inc.*..........................................   1,700           74,800
                                                                          -----           ------

Media - Broadcasting & Publishing - 4.1%
AOL Time Warner, Inc.*.................................................    3,800        $201,400
Comcast Corp. - Class A*...............................................    1,900          82,460
                                                                           -----          ------

                                                                                         283,860

Networking - 10.7%
Cisco Systems, Inc.*...................................................    9,700         176,540
EMC Corp.*.............................................................    3,700         107,485
Extreme Networks, Inc.*................................................    5,600         165,200
Juniper Networks, Inc.*................................................    3,100          96,410
Sun Microsystems, Inc.*................................................   12,300         193,356
                                                                          ------         -------

                                                                                         738,991

Pharmaceuticals - 2.2%
Amgen, Inc.*...........................................................    1,600          97,088
IDEC Pharmaceuticals Corp.*............................................      800          54,152
                                                                             ---          ------

                                                                                         151,240

Retailers - 3.1%
Amazon.com, Inc.*......................................................    5,900          83,485
eBay, Inc.*............................................................    1,900         130,131
                                                                           -----         -------

                                                                                         213,616

Semiconductors - 11.5%
Agere Systems, Inc.*...................................................    2,700          20,250
Cree, Inc.*............................................................    1,600          41,832
Intel Corp.............................................................    5,000         146,250
KLA-Tencor Corp.*......................................................    2,400         140,328
Lam Research Corp.*....................................................    1,800          53,370
Maxim Integrated Products, Inc.*.......................................    1,900          83,999
Novellus Systems, Inc.*................................................    1,800         102,222
Taiwan Semiconductor Manufacturing Co., Ltd.*..........................    4,120          62,583
Teradyne, Inc.*........................................................    4,200         139,020
                                                                           -----         -------

                                                                                         789,854

Telephone Systems - 2.0%
Amdocs, Ltd.*..........................................................    2,500         134,625
                                                                           -----         -------

TOTAL INVESTMENTS - 94.3%
(Cost $6,746,572)                                                                      6,494,525

Other Assets and Liabilities (net) - 5.7%                                                389,564
                                                                                         -------

TOTAL NET ASSETS - 100%                                                               $6,884,089
                                                                                      ==========

Portfolio Footnotes:

* Non-income producing security.

ADR - American Depositary Receipt

                        See notes to financial statements

Met Investors Series Trust
Met/Putnam Research Portfolio

PORTFOLIO OF INVESTMENTS
June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                               Value
Description                                                             Shares        (Note 2)
                                                                        ------        --------

Common Stocks - 98.5%
Advertising - 1.3%
Interpublic Group of Companies, Inc. (The).............................   6,700         $196,645
                                                                          -----         --------

Apparel Retailers - 1.5%
Limited, Inc. (The)....................................................  13,555          223,929
                                                                         ------          -------

Banking - 10.0%
Bank of America Corp...................................................   4,070          244,322
Comerica, Inc..........................................................   5,110          294,336
Providian Financial Corp...............................................   4,343          257,106
U.S. Bancorp...........................................................   9,605          218,898
Wells Fargo Co.........................................................   5,875          272,776
Zions Bancorporation...................................................   2,990          176,410
                                                                          -----          -------

                                                                                       1,463,848

Beverages, Food & Tobacco - 10.1%
Coca-Cola Co. (The)....................................................  12,055          542,475
Coca-Cola Enterprises, Inc.............................................  12,045          196,936
Heinz (H.J.), Co.......................................................   7,255          296,657
Kraft Foods, Inc. - Class A*...........................................   3,250          100,750
Philip Morris Co., Inc.................................................   6,920          351,190
                                                                          -----          -------

                                                                                       1,488,008

Commercial Services - 2.5%
Convergys Corp.*.......................................................   5,930          179,382
KPMG Consulting, Inc.*.................................................  11,715          179,825
                                                                         ------          -------

                                                                                         359,207

Communications - 3.9%
Cisco Systems, Inc.*...................................................  19,340          351,988
QUALCOMM, Inc.*........................................................   3,700          216,376
                                                                          -----          -------

                                                                                         568,364

Computer Software & Processing - 7.7%
BEA Systems, Inc.*.....................................................   3,325          102,111
CheckFree Corp.*.......................................................   3,880          136,072
Microsoft Corp.*.......................................................   9,866          716,272
Parametric Technology Corp.*...........................................  12,200          170,678
                                                                         ------          -------

                                                                                       1,125,133

Computers & Information - 1.4%
Compaq Computer Corp...................................................  13,250          205,242
                                                                         ------          -------

Electric Utilities - 3.7%
CMS Energy Corp........................................................   5,790          161,251
Entergy Corp...........................................................     495           19,003
FPL Group, Inc.........................................................   4,160          250,474
NiSource, Inc..........................................................   4,155          113,556
                                                                          -----          -------

                                                                                         544,284

Electronics - 5.3%
Applied Micro Circuits Corp.*..........................................   7,830          134,676
Celestica, Inc.*.......................................................   2,840          146,260
Flextronics International, Ltd.*.......................................   5,400          140,994
Micron Technology, Inc.*...............................................   5,395          221,734
PMC-Sierra, Inc.*......................................................   4,440          137,951
                                                                          -----          -------

                                                                                         781,615

Financial Services - 6.9%
Charles Schwab Corp. (The).............................................     210            3,213
Citigroup, Inc.........................................................  12,260          647,818
Goldman Sachs Group, Inc. (The)........................................   1,145           98,241
Morgan Stanley Dean Witter & Co........................................   3,990          256,278
                                                                          -----          -------

                                                                                       1,005,550

Food Retailers - 1.7%
Starbucks Corp.*.......................................................  10,640          244,720
                                                                         ------          -------

Forest Products & Paper - 2.3%
Smurfit-Stone Container Corp.*.........................................  11,330          183,546
Weyerhauser Co.........................................................   2,830          155,565
                                                                          -----          -------

                                                                                         339,111

Heavy Machinery - 1.9%
Baker Hughes, Inc......................................................   2,675           89,613
Eaton Corp.............................................................   2,610          182,961
                                                                          -----          -------

                                                                                         272,574

Industrial - Diversified - 2.5%
Tyco International, Ltd................................................   6,615          360,518
                                                                          -----          -------

Insurance - 2.3%
Cigna Corp.............................................................   2,470          236,675
XL Captial, Ltd........................................................   1,280          105,088
                                                                          -----          -------

                                                                                         341,763

Media - Broadcasting & Publishing - 8.1%
AOL Time Warner, Inc.*.................................................   9,010          477,530
Clear Channel Communications, Inc.*....................................   6,490          406,923
Viacom Inc. - Class B*.................................................   5,995          310,241
                                                                          -----          -------

                                                                                       1,194,694

Medical Supplies - 2.6%
Medtronic, Inc.........................................................   8,320          382,803
                                                                          -----          -------

Oil & Gas - 7.8%
Conoco, Inc............................................................   1,070           30,174
Exxon Mobil Corp.......................................................   4,609          402,596
Royal Dutch Petroleum Co...............................................   7,687          447,921
Total Fina Elf S.A. (ADR)..............................................   1,375           96,525
Transocean Sedco Forex, Inc............................................   2,012           82,995
Unocal Corp............................................................   2,590           88,449
                                                                          -----           ------

                                                                                       1,148,660

Pharmaceuticals - 6.9%
AstraZeneca Plc (ADR)..................................................   5,965          278,864
Pharmacia Corp.........................................................   7,760          356,572
Schering-Plough Corp...................................................  10,563          382,803
                                                                         ------          -------

                                                                                       1,018,239

                        See notes to financial statements

                                       102




Met Investors Series Trust
Met/Putnam Research Portfolio

PORTFOLIO OF INVESTMENTS - continued June 30, 2001 (Unaudited)
(Percentage of Net Assets)

Security                                                                        Value
Description                                                     Shares         (Note 2)
                                                                ------         --------

Retailers - 2.6%
CVS Corp....................................................     5,100          $196,860
TJX Companies, Inc..........................................     5,955           189,786
                                                                 -----           -------

                                                                                 386,646

Telephone Systems - 5.5%
AT&T Corp. - Liberty Media Group*...........................     8,045           140,707
Qwest Communications Intl., Inc.*...........................     8,506           271,086
SBC Communications, Inc.....................................     9,909           396,955
                                                                 -----           -------

                                                                                 808,748

TOTAL INVESTMENTS - 98.5%
(Cost $14,935,525)                                                            14,460,301

Other Assets and Liabilities (net) - 1.5%                                        216,314
                                                                                 -------

TOTAL NET ASSETS - 100%                                                      $14,676,615
                                                                             ===========

Portfolio Footnotes:

* Non-income producing security.

ADR - American Depositary Receipt

                        See notes to financial statements

MET INVESTORS SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2001 (UNAUDITED)

                                                                             J.P. Morgan       J.P. Morgan        J.P. Morgan
                                                                           Small Cap Stock     Quality Bond      Select Equity
                                                                              Portfolio          Portfolio         Portfolio
                                                                              ---------          ---------         ---------
Assets
Investments, at value (Note 2)*                                              $98,878,394       $124,976,883       $219,317,540
Cash                                                                           5,515,711          4,738,060          6,252,647
Cash denominated in foreign currencies**                                              --              3,430                 --
Receivable for investments sold                                                  536,986                702            567,451
Receivable for Trust shares sold                                                     900             40,809                787
Dividends receivable                                                              76,156                --             216,527
Interest receivable                                                               59,773          2,046,320             61,330
Net variation margin on financial futures contracts (Note 6)                          --             36,577             17,625
Unrealized appreciation on forward currency contracts (Note 7)                        --            257,889                 --
                                                                                      --            -------                 --

        Total assets                                                         105,067,920        132,100,670        226,443,907
        ------------                                                         -----------        -----------        -----------

Liabilities
        Payables for:
        Investments purchased                                                    826,330            117,257            788,511
        When-issued / delayed delivery investments (Note 2)                           --          2,328,750                 --
        Trust shares redeemed                                                     33,473             26,588             66,570
        Unrealized depreciation on forward currency contracts (Note 7)                --                --                  --
        Distribution and service fees - Class B                                        9                114                155
        Securities on loan                                                    13,581,123          5,522,000         10,700,384
        Investment advisory fee payable (Note 3)                                  59,539             48,218            104,587
        Accrued expenses                                                          89,253             71,477             82,211
        ----------------                                                          ------             ------             ------

        Total liabilities                                                     14,589,727          8,114,404         11,742,418
        -----------------                                                     ----------          ---------         ----------

Net Assets                                                                   $90,478,193       $123,986,266       $214,691,489
                                                                             ===========       ============       ============

Net Assets Represented by:
Paid in surplus                                                               86,404,239       $122,069,463       $219,018,801
Accumulated net realized gain (loss)                                           1,137,619        (2,692,882)         (4,822,999)
Unrealized appreciation (depreciation) on investments, futures
contracts and foreign currency                                                 2,870,411            699,923             63,746
Undistributed (distributions in excess of) net investment income                  65,924          3,909,762            431,941

        Total                                                                $90,478,193       $123,986,266       $214,691,489
        =====                                                                ===========       ============       ============

Net Assets
Class A                                                                       90,413,111        123,086,175        213,612,382
                                                                              ==========        ===========        ===========

Class B                                                                           65,082            900,091          1,079,107
                                                                                  ======            =======          =========

Capital shares outstanding
Class A                                                                        7,147,022         11,167,313         15,904,534
                                                                               =========         ==========         ==========

Class B                                                                            5,147             81,697             80,425
                                                                                   =====             ======             ======

Net Asset Value and Offering Price Per Share
Class A                                                                            12.65              11.02              13.43
                                                                                   =====              =====              =====

Class B                                                                            12.64              11.02              13.42
                                                                                   =====              =====              =====

*    Investments at cost                                                     $96,007,983       $124,502,579       $219,228,112
**   Cost of cash denominated in foreign currencies                                   --             17,117                 --


                        See notes to financial statements


J.P. Morgan                J.P. Morgan                   Lord Abbett           Lord Abbett
Enhanced Index        International Equity            Bond Debenture         Mid-Cap Value
Portfolio                    Portfolio                    Portfolio             Portfolio
                             ---------                    ---------             ---------
$232,666,746                      $100,088,345            $168,122,527            $74,045,204
499,771                                428,281               2,391,063              2,488,893
              --                       321,848                      --                     --
767,847                                257,988                 154,661              1,058,235
           2,622                         6,543                  99,210                    139
237,010                                156,020                   3,750                 80,236
          43,936                        27,370               3,175,595                 37,768
           2,350                         5,200                      --                     --
           -----                         -----                      --                     --

234,220,282                        101,291,595             173,946,806             77,710,475
                                   -----------             -----------             ----------

761,821                                253,391                 238,433                     --
                                       -------                 -------                     --

          46,142                        47,620                  27,037                 17,322
              --                       184,164                      --                     --
              60                            34                     448                    293
11,159,820                           5,536,669              12,513,200              7,323,296
104,244                                 78,706                  78,481                 34,469
          94,837                       122,383                  85,595                 66,420

12,166,924                           6,222,967              12,943,194              7,441,800
                                     ---------              ----------              ---------

$222,053,358                       $95,068,628            $161,003,612            $70,268,675
                                   ===========            ============            ===========

$241,256,054                      $119,085,968            $174,897,815            $54,644,106
(14,347,921)                      (12,884,719)              (5,497,765)             3,915,866

(5,523,614)                       (10,992,495)             (14,345,267)            11,434,890
668,839                              (140,126)               5,948,829                273,813

$222,053,358                       $95,068,628            $161,003,612            $70,268,675
                                   ===========            ============            ===========

221,485,689                         94,845,158             157,551,432             68,029,866
                                    ==========             ===========             ==========

567,669                                223,470               3,452,180              2,238,809
                                       =======               =========              =========

14,046,886                          10,240,179              14,261,701              4,288,678
                                    ==========              ==========              =========

          36,021                        24,147                 312,640                141,193
          ======                        ======                 =======                =======

           15.77                          9.26                   11.05                  15.86
           =====                          ====                   =====                  =====

           15.76                          9.25                   11.04                  15.86
           =====                          ====                   =====                  =====

$238,178,737                      $110,890,859            $182,467,794            $62,610,314
              --                       313,948                      --                     --


                        See notes to financial statements

MET INVESTORS SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2001 (UNAUDITED)

                                                                        Lord Abbett            Lord Abbett         Lord Abbett
                                                                     Developing Growth    Growth Opportunities  Growth and Income
                                                                         Portfolio              Portfolio            Portfolio
                                                                         ---------              ---------            ---------
Assets
        Investments, at value (Note 2)*                                    $45,716,322             $3,504,225     $1,351,741,030
        Cash                                                                 1,201,005                224,656          5,253,081
        Receivable for investments sold                                        287,758                  2,924          9,346,834
        Receivable for Trust shares sold                                            --                 16,086            239,137
        Dividends receivable                                                     3,023                    214          2,099,071
        Interest receivable                                                     26,479                    390            215,593
        Unrealized appreciation on forward currency contracts (Note 7)              --                    --                  --
        Receivable from investment adviser (Note 3)                                 --                 31,528                 --
        -------------------------------------------                                 --                 ------                 --

             Total assets                                                   47,234,587              3,780,023      1,368,894,746
             ------------                                                   ----------              ---------      -------------

Liabilities
        Due to bank                                                                 --                    --                  --
        Payables for:
             Investments purchased                                             243,040                    --           3,940,512
             Trust shares redeemed                                               8,024                    --             250,661
             Distribution and service fees - Class B                                --                    657              1,554
             Cash denominated in foreign currencies**                               --                    --                  --
             Securities on loan                                              6,508,572                    --          49,391,959
             Investment advisory fee payable (Note 3)                           18,751                    --             629,749
        Accrued expenses                                                        58,275                 16,981            248,569
        ----------------                                                        ------                 ------            -------

             Total liabilities                                               6,836,662                 17,638         54,463,004
             -----------------                                               ---------                 ------         ----------

Net Assets                                                                 $40,397,925             $3,762,385     $1,314,431,742
                                                                           ===========             ==========     ==============

Net Assets Represented by:
        Paid in surplus                                                    $44,056,541             $3,871,030     $1,092,722,431
        Accumulated net realized gain (loss)                                (2,108,816)             (143,240)         41,723,198
        Unrealized appreciation (depreciation) on investments,
             futures contracts and foreign currency                         (1,417,976)                42,870        173,244,638
        Undistributed (distributions in excess of) net investment
             income                                                           (131,824)               (8,275)          6,741,475
             ------                                                           ---------               -------          ---------

             Total                                                         $40,397,925             $3,762,385     $1,314,431,742
             =====                                                         ===========             ==========     ==============

Net Assets
        Class A                                                             40,033,157                190,714      1,302,813,456
        =======                                                             ==========                =======      =============

        Class B                                                                364,768              3,571,671         11,618,286
        =======                                                                =======              =========         ==========

Capital shares outstanding
        Class A                                                              3,642,953                 19,768         51,126,535
        =======                                                              =========                 ======         ==========

        Class B                                                                 33,201                370,624            456,073
        =======                                                                 ======                =======            =======

Net Asset Value and Offering Price Per Share
        Class A                                                                  10.99                   9.65              25.48
        =======                                                                  =====                   ====              =====

        Class B                                                                  10.99                   9.64              25.47
        =======                                                                  =====                   ====              =====

*       Investments at cost                                                $47,134,298             $3,461,355     $1,178,496,392
**      Cost of cash denominated in foreign currencies                              --                    --                  --


                        See notes to financial statements


                 Firstar                 Firstar                  Firstar                        Janus
                Balanced              Equity Income       Growth & Income Equity           Aggressive Growth
                Portfolio               Portfolio               Portfolio                       Portfolio
                ---------               ---------               ---------                       ---------

                    $7,986,808             $5,727,637                 $12,225,351                   $5,917,387
                       576,464                     --                      78,698                       86,402
                           376                     --                          --                       25,821
                           --                      --                          --                       11,357
                         3,015                  6,020                       6,767                          850
                        33,450                     --                         467                        3,150
                           --                      --                          --                           15
                           --                      --                          --                       23,842
                           --                      --                          --                       ------

                     8,600,113              5,733,657                  12,311,283                    6,068,824
                     ---------              ---------                  ----------                    ---------

                           --                  26,106                          --                           --

                       209,290                     --                          --                       34,549
                           888                  1,481                       1,792                           --
                           --                      --                          --                        1,112
                           --                      --                          --                        2,262
                           --                      --                          --                        -----

                         2,490                  2,249                       5,233                           --
                        26,071                 25,143                      26,051                        9,407
                        ------                 ------                      ------                        -----

                       238,739                 54,979                      33,076                       47,330
                       -------                 ------                      ------                       ------

                    $8,361,374             $5,678,678                 $12,278,207                   $6,021,494
                    ==========             ==========                 ===========                   ==========

                    $8,331,725             $5,008,378                 $13,377,315                   $6,951,805
                        (5,707)               (89,698)                   (230,424)                    (667,728)

                       (26,905)               730,900                    (885,988)                    (266,392)
                        62,261                 29,098                      17,304                        3,809
                        ------                 ------                      ------                        -----

                    $8,361,374             $5,678,678                 $12,278,207                   $6,021,494
                    ==========             ==========                 ===========                   ==========

                     8,361,374              5,678,678                  12,278,207                           --
                     =========              =========                  ==========                           ==

                           --                      --                          --                    6,021,494
                           ==                      ==                          ==                    =========

                       741,191                451,523                   1,144,400                           --
                       =======                =======                   =========                           ==

                           --                      --                          --                      725,188
                           ==                      ==                          ==                      =======

                         11.28                  12.58                       10.73                           --
                         =====                  =====                       =====                           ==

                           --                      --                          --                         8.30
                           ==                      ==                          ==                         ====

                    $8,013,713             $4,996,737                 $13,111,339                   $6,183,789
                           --                      --                          --                       (2,286)

                        See notes to financial statements

MET INVESTORS SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2001 (UNAUDITED)

                                                                         MFS                    MFS                Oppenheimer
                                                                   Mid Cap Growth    Research International    Capital Appreciation
                                                                      Portfolio              Portfolio               Portfolio
                                                                      ---------              ---------               ---------
Assets
        Investments, at value (Note 2)*                               $9,061,452                $6,324,324           $4,770,940
        Cash                                                           1,241,652                   876,367            1,210,883
        Cash denominated in foreign currencies**                              --                    33,264                6,930
        Receivable for investments sold                                   59,698                    65,119               16,017
        Receivable for Trust shares sold                                  74,393                    17,690               10,287
        Dividends receivable                                                 414                     5,881                1,981
        Interest receivable                                                4,467                     1,844                2,847
        Receivable from investment adviser (Note 3)                       21,415                    49,481               25,965
        -------------------------------------------                       ------                    ------               ------

          Total assets                                                10,463,491                 7,373,970            6,045,850
          ------------                                                ----------                 ---------            ---------

Liabilities
        Payables for:
          Investments purchased                                          661,786                   156,693              457,714
          When-issued / delayed delivery investments (Note 2)                 --                       --                    --
          Trust shares redeemed                                               --                       101                   --
          Net variation margin on financial futures contracts
               (Note 6)                                                       --                       --                    --
          Open swap contracts at fair value (Note 9)                          --                       --                    --
          Unrealized depreciation on forward currency contracts
               (Note 7)                                                       --                       949                   --
          Distribution and service fees - Class B                          1,252                     1,136                  954
          Portfolio Distributions - Class B                                   --                       --                    --
        Accrued expenses                                                  10,468                     9,071                9,757
        ----------------                                                  ------                     -----                -----

          Total liabilities                                              673,506                   167,950              468,425
          -----------------                                              -------                   -------              -------

Net Assets                                                            $9,789,985                $7,206,020           $5,577,425
                                                                      ==========                ==========           ==========

Net Assets Represented by:
        Paid in surplus                                              $10,171,499                $7,688,845           $5,834,207
        Accumulated net realized gain (loss)                              99,324                  (182,627)             (56,286)
        Unrealized appreciation (depreciation) on investments,
          futures contracts, swap contracts and foreign currency        (475,467)                 (326,151)            (206,897)
        Undistributed (distributions in excess of) net investment
          income                                                          (5,371)                   25,953                6,401
          ------                                                          -------                   ------                -----

          Total                                                       $9,789,985                $7,206,020           $5,577,425
          =====                                                       ==========                ==========           ==========

Net Assets
        Class A                                                        2,754,804                 1,026,653                   --
        =======                                                        =========                 =========                   ==

        Class B                                                        7,035,181                 6,179,367            5,577,425
        =======                                                        =========                 =========            =========

Capital shares outstanding
        Class A                                                          289,584                   112,194                   --
        =======                                                          =======                   =======                   ==

        Class B                                                          740,798                   675,305              596,691
        =======                                                          =======                   =======              =======

Net Asset Value and Offering Price Per Share
        Class A                                                             9.51                      9.15                   --
        =======                                                             ====                      ====                   ==

        Class B                                                             9.50                      9.15                 9.35
        =======                                                             ====                      ====                 ====

*       Investments at cost                                           $9,536,919                $6,649,923           $4,977,944
**      Cost of cash denominated in foreign currencies                        --                    33,543                6,823


                        See notes to financial statements


                PIMCO                    PIMCO                   PIMCO                  Met/Putnam
           Money Market             Total Return               Innovation                 Research
              Portfolio               Portfolio                Portfolio                  Portfolio
              ---------               ---------                ---------                  ---------

            $5,133,489             $17,301,787                $6,494,525               $14,460,301
                92,000               1,179,569                   384,112                   130,554
                ------               ---------                   -------                   -------

                   --                      --                     83,372                   659,469
                   --                  288,584                    37,026                    33,883
                   --                      --                        312                    13,949
                 5,349                  27,259                     1,503                       997
                17,586                  15,672                    25,678                    22,153
                ------                  ------                    ------                    ------

             5,248,424              18,812,871                 7,026,528                15,321,306
             ---------              ----------                 ---------                ----------

                   --                      --                    131,109                   630,967
                   --                4,465,625                       --                         --
                49,874                     --                        --                         --
                   --                   10,856                       --                         --
                   --                      394                       --                         --

                   923                   1,584                       808                     2,848
                   696                     --                        --                         --
                 7,230                   8,827                    10,522                    10,876
                 -----                   -----                    ------                    ------

                58,723               4,487,286                   142,439                   644,691
                ------               ---------                   -------                   -------

            $5,189,701             $14,325,585                $6,884,089               $14,676,615
            ==========             ===========                ==========               ===========

            $5,189,701             $14,280,619                $7,787,874               $16,192,573
                   237                  12,863                  (643,210)               (1,062,114)

                   --                  (68,565)                 (252,047)                 (475,224)
                  (237)                100,668                    (8,528)                   21,380
                 -----                 -------                   -------                    ------

            $5,189,701             $14,325,585                $6,884,089               $14,676,615
            ==========             ===========                ==========               ===========

                   --                4,824,687                 2,397,285                        --
                   ==                =========                 =========                        ==

             5,189,701               9,500,898                 4,486,804                14,676,615
             =========               =========                 =========                ==========

                   --                  476,512                   315,517                        --
                   ==                  =======                   =======                        ==

             5,189,701                 940,074                   591,366                 1,630,735
             =========                 =======                   =======                 =========

                   --                    10.13                      7.60                        --
                   ==                    =====                      ====                        ==

                  1.00                   10.11                      7.59                      9.00
                  ====                   =====                      ====                      ====

            $5,133,489             $17,352,463                $6,746,572               $14,935,525
            ----------             -----------                ----------               -----------

                        See notes to financial statements

MET INVESTORS SERIES TRUST
STATEMENTS OF OPERATIONS

For Six Months Ended June 30, 2001 (UNAUDITED)

                                                                                 J.P. Morgan       J.P. Morgan      J.P. Morgan
                                                                                Small Cap Stock    Quality Bond     Select Equity
                                                                                  Portfolio          Portfolio        Portfolio
                                                                                  ---------          ---------        ---------
Investment Income
Dividends (1)                                                                         $390,553             $--       $1,091,319
Interest (2)                                                                           136,824        4,283,445         134,452
                                                                                       -------        ---------         -------

Total investment income                                                                527,377        4,283,445       1,225,771
                                                                                       -------        ---------       ---------

Expenses
Investment advisory fee (Note 3)                                                       369,938          304,106         673,805
Distribution fee - Class B                                                                  12              161             231
Custody, fund accounting, administration, and transfer agent fees                       62,818           66,948          84,015
Audit                                                                                    8,140            8,200           8,140
Trustee fees and expenses                                                                4,471            4,471           4,456
Legal                                                                                    7,097            7,097           7,097
Insurance                                                                                1,460            1,753           3,391
Shareholder reporting                                                                    7,403            5,378          11,908
                                                                                         -----            -----          ------

Total expenses                                                                         461,339          398,114         793,043
Less fees waived and expenses reimbursed by the advisor                                     --           51,566              --
                                                                                            --           ------              --

Net expenses                                                                           461,339          346,548         793,043
                                                                                       -------          -------         -------

Net investment income                                                                   66,038        3,936,897         432,728
                                                                                        ------        ---------         -------

Net Realized and Unrealized Gain (Loss) on Investments, Futures
Contracts, and Foreign Currency Related Transactions
Net realized gain (loss) on investments                                              1,290,390        2,550,476      (2,409,155)
Net realized gain (loss) on futures contracts                                               --          260,066         (68,343)
Net realized gain on foreign currency related transactions                                  --           36,840              --
                                                                                            --           ------              --

Net realized gain (loss) on investments, futures contracts and
        foreign currency related transactions                                        1,290,390        2,847,382      (2,477,498)
        -------------------------------------                                        ---------        ---------      -----------

Unrealized appreciation (depreciation) on investments, futures contracts and foreign currency
        Beginning of period                                                          5,988,296        3,383,274       2,333,007
        End of period                                                                2,870,411          699,923          63,746
        -------------                                                                ---------          -------          ------

Net change in unrealized depreciation on investments, futures contracts
and foreign currency                                                                (3,117,885)      (2,683,351)     (2,269,261)
                                                                                    -----------     -----------      -----------

Net realized and unrealized gain (loss) on investments, futures contracts
and foreign currency related transactions                                           (1,827,495)         164,031      (4,746,759)
                                                                                    -----------         -------      -----------

Net Increase (Decrease) in Net Assets Resulting from Operations                    $(1,761,457)      $4,100,928     $(4,314,031)
                                                                                   ============      ==========     ============

(1) Dividend income is net of withholding taxes of:                                $       101       $       --     $         --

(2) Interest income includes security lending income of:                           $    27,474       $   17,043     $     16,303


                        See notes to financial statements

J.P. Morgan                     J.P. Morgan              Lord Abbett           Lord Abbett
Enhanced Index            International Equity        Bond Debenture        Mid-Cap Value
Portfolio                       Portfolio                Portfolio             Portfolio
                                ---------                ---------             ---------

          $1,408,181                   $1,008,001             $226,648                $500,117
              26,479                       48,348            6,547,831                  73,239

           1,434,660                    1,056,349            6,774,479                 573,356
           ---------                    ---------            ---------                 -------

             661,120                      403,839              502,620                 237,431
                  80                           53                  574                     419
              91,700                      178,881               65,013                  48,033
               8,140                       10,043                8,622                   8,504
               4,472                        4,471                4,471                   4,471
               7,097                        7,097                7,097                   7,097
               3,649                        1,749                2,314                     894
              11,610                        9,371                8,699                   3,813

             787,868                      615,504              599,410                 310,662
              22,856                       57,327               17,092                  11,297

             765,012                      558,177              582,318                 299,365
             -------                      -------              -------                 -------

             669,648                      498,172            6,192,161                 273,991
             -------                      -------            ---------                 -------

          (9,131,666)                 (12,375,617           (2,311,514)              4,034,660
             (11,571)                    (473,088                   --                      --
                  --                      713,101                   --                      --
                  --                      -------                   --                      --

          (9,143,237)                 (12,135,604)          (2,311,514)              4,034,660
                                      ------------          -----------              ---------

          (1,421,058)                  (5,369,713)         (13,810,890)             13,756,473
          (5,523,614)                 (10,992,495)         (14,345,267)             11,434,890
                                      ------------         ------------             ----------

          (4,102,556)                  (5,622,782)            (534,377)             (2,321,583)
                                       -----------            ---------             -----------

         (13,245,793)                 (17,758,386)          (2,845,891)              1,713,077
                                      ------------          -----------              ---------

        $(12,576,145)                $(17,260,214)          $3,346,270              $1,987,068
                                     =============          ==========              ==========

              $6,847                     $144,014                   --                  $1,402
             $20,660                      $30,450               13,781                  $6,094


                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

For the Period or Six Months Ended June 30, 2001 (UNAUDITED)

                                                                           Lord Abbett         Lord Abbett            Lord Abbett
                                                                        Developing Growth Growth Opportunities     Growth and Income
                                                                            Portfolio           Portfolio               Portfolio
                                                                            ---------           ---------               ---------
Investment Income
Dividends (1)                                                                  $25,237              $1,394           $9,812,124
Interest (2)                                                                    37,481               2,520              767,202

Total investment income                                                         62,718               3,914           10,579,326
                                                                                ------               -----           ----------

Expenses
Investment advisory fee (Note 3)                                               151,540               7,778            3,519,830
Distribution fee - Class B                                                          69               2,746                2,116
Custody, fund accounting, administration, and transfer agent fees               54,454              52,808              250,121
Organizational expense                                                              --              29,443                   --
Audit                                                                            8,504               7,520                8,504
Trustee fees and expenses                                                        4,471               3,832                4,471
Legal                                                                            7,097               6,406                7,097
Insurance                                                                          632                  65               20,266
Shareholder reporting                                                            4,272                 204               24,731

Total expenses                                                                 231,039             110,802            3,837,136
Less fees waived and expenses reimbursed by the advisor                         36,497              98,613                1,650

Net expenses                                                                   194,542              12,189            3,835,486
                                                                               -------              ------            ---------

Net investment income                                                         (131,824)             (8,275)           6,743,840
                                                                              ---------            -------            ---------

Net Realized and Unrealized Gain (Loss) on Investments and
Foreign Currency Related Transactions
Net realized gain (loss) on investments                                        (69,909)           (143,240)          47,560,130
Net realized loss on foreign currency related transactions                          --                 --                    --
                                                                                    --                 --                    --

Net realized gain (loss) on investments and foreign currency
        related transactions                                                   (69,909)           (143,240)          47,560,130
        --------------------                                                   --------          ---------           ----------

Unrealized appreciation (depreciation) on investments and foreign currency
        Beginning of period                                                    132,309                 --           183,228,821
        End of period                                                       (1,417,976)             42,870          173,244,638
        -------------                                                       -----------             ------          -----------

Net change in unrealized appreciation (depreciation) on
investments and foreign currency                                            (1,550,285)             42,870           (9,984,183)
                                                                            -----------             ------           -----------

Net realized and unrealized gain (loss) on investments and foreign
currency related transactions                                               (1,620,194)          (100,370)           37,575,947
                                                                            -----------          ---------           ----------

Net Increase (Decrease) in Net Assets Resulting from Operations            $(1,752,018)         $(108,645)          $44,319,787
                                                                           ============         ==========          ===========

(1) Dividend income is net of withholding taxes of:                        $        --          $       15          $    87,897

(2) Interest income includes security lending income of:                   $    23,007          $       --          $    43,656


                       See notes to financial statements


             Firstar                 Firstar                   Firstar                     Janus
            Balanced              Equity Income          Growth & Income Equity       Aggressive Growth
            Portfolio               Portfolio                  Portfolio                Portfolio
                                    ---------                  ---------                ---------
             $31,287                 $62,703                     $75,648                  $6,109
              97,881                   1,404                      13,523                  17,396
              ------                   -----                      ------                  ------

             129,168                  64,107                      89,171                  23,505
             -------                  ------                      ------                  ------

              44,127                  32,152                      65,642                  14,324
                  --                      --                          --                   4,476
              30,001                  27,396                      30,196                  46,397
                  --                      --                          --                  29,443
               6,614                   6,586                       6,586                   7,520
               4,471                   4,471                       4,471                   3,832
               7,097                   7,097                       7,096                   6,406
                 142                     111                         223                     937
                 485                     390                         717                   3,395

              92,937                  78,203                     114,931                 116,730
              44,818                  43,214                      43,134                  97,034

              48,119                  34,989                      71,797                  19,696

              81,049                  29,118                      17,374                   3,809
              ------                  ------                      ------                   -----

             337,521                  (9,942)                   (229,937)               (667,695)
                  --                      --                          --                     (33)
                  --                      --                          --                     ----

             337,521                  (9,942)                   (229,937)               (667,728)
             -------                  -------                   ---------               ---------

             578,266                 819,880                     549,888                      --
             (26,905)                730,900                    (885,988)               (266,392)
             --------                -------                    ---------               ---------

            (605,171)                (88,980)                 (1,435,876)               (266,392)
            ---------                --------                 -----------               ---------

            (267,650)                (98,922)                 (1,665,813)               (934,120)
            ---------                --------                 -----------               ---------

           $(186,601)               $(69,804)                $(1,648,439)              $(930,311)
           ==========               =========                ============              ==========

                 $44                     $17                        $119                    $264
                 $--                     $--                         $--                    $--


                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

For the Period Ended June 30, 2001 (UNAUDITED)

                                                                    MFS                      MFS                Oppenheimer
                                                              Mid Cap Growth       Research International   Capital Appreciation
                                                                 Portfolio                Portfolio              Portfolio
                                                                 ---------                ---------              ---------
Investment Income
Dividends (1)                                                       $1,126                  $43,097               $8,441
Interest (2)                                                        14,980                    7,003               10,576

Total investment income                                             16,106                   50,100               19,017
                                                                    ------                   ------               ------

Expenses
Investment advisory fee (Note 3)                                    13,597                   15,579                8,200
Distribution fee - Class B                                           4,743                    4,673                3,154
Custody, fund accounting, administration, and transfer
agent fees                                                          45,174                   75,313               47,690
Organizational expense                                              29,443                   29,443               29,443
Audit                                                                7,520                    8,973                7,520
Trustee fees and expenses                                            3,832                    3,832                3,832
Legal                                                                6,406                    6,406                6,406
Insurance                                                            1,229                      915                  623
Shareholder reporting                                                4,754                    3,395                2,716

Total expenses                                                     116,698                  148,529              109,584
Less fees waived and expenses reimbursed by the advisor             95,221                  124,382               96,968
                                                                    ------                  -------               ------

Net expenses                                                        21,477                   24,147               12,616
                                                                    ------                   ------               ------

Net investment income                                               (5,371)                  25,953                6,401
                                                                    -------                  ------                -----

Net Realized and Unrealized Gain (Loss) on Investments, Futures
Contracts, Swap Contracts and Foreign Currency Related
Transactions
Net realized gain (loss) on investments                             99,324                 (177,048)             (56,345)
Net realized gain on futures contracts                                  --                      --                    --
Net realized loss on swap contracts                                     --                      --                    --
Net realized gain (loss) on foreign currency related
transactions                                                            --                   (5,579)                  59
                                                                        --                  -------                   --

Net realized gain (loss) on investments, futures contracts,
swap contracts
        and foreign currency related
        transactions                                                99,324                (182,627)              (56,286)
        ------------                                                ------                ---------              --------

Unrealized depreciation on investments, futures contracts, swap contracts and foreign currency
        End of period                                             (475,467)               (326,151)             (206,897)
        -------------                                             ---------               ---------             ---------

Net change in unrealized depreciation on investments, futures
contracts, swap contracts and foreign currency                    (475,467)               (326,151)             (206,897)
                                                                  ---------               ---------             ---------

Net realized and unrealized gain (loss) on investments, futures contracts, swap contracts and foreign currency related
transactions                                                      (376,143)               (508,778)             (263,183)
                                                                  ---------               ---------             ---------

Net Increase (Decrease) in Net Assets Resulting from Operations   (381,514               $(482,825)            $(256,782)
                                                                  ========               ==========            ==========

(1) Dividend income is net of withholding taxes of:                     --                  $ 6,213                $ 243


                       See notes to financial statements


            PIMCO                            PIMCO                    PIMCO                 Met/Putnam
            Money Market                 Total Return              Innovation                Research
            Portfolio                      Portfolio               Portfolio                 Portfolio
                                           ---------               ---------                 ---------

                 $--                     $--                    $1,425                    $70,620

              62,844                 122,368                     7,341                      7,799

              62,844                 122,368                     8,766                     78,419
              ------                 -------                     -----                     ------

               5,245                  12,454                    13,813                     41,482
               3,278                   5,511                     2,822                     12,963
              38,586                  39,996                    49,570                     50,608
              29,443                  29,443                    29,443                     29,443
               7,583                   7,583                     7,520                      7,520
               3,832                   3,832                     3,832                      3,832
               6,407                   6,406                     6,406                      6,406
                 314                     915                       532                        937
               1,018                   3,395                     2,716                      3,395

              95,706                 109,535                   116,654                    156,586
              85,871                  87,835                    99,360                     99,547
              ------                  ------                    ------                     ------

               9,835                  21,700                    17,294                     57,039
               -----                  ------                    ------                     ------

              53,009                 100,668                    (8,528)                    21,380
              ------                 -------                    -------                    ------

                 933                  10,189                 (643,210)                 (1,062,114)
                  --                   3,474                      --                          --
                  --                    (800)                     --                          --
                  --                    -----                     --                          --

                 933                  12,863                  (643,210)                (1,062,114)
                 ---                  ------                  ---------                -----------

                  --                 (68,565)                 (252,047)                  (475,224)
                  --                 --------                 ---------                  ---------

                  --                 (68,565)                 (252,047)                  (475,224)
                  --                 --------                 ---------                  ---------

                 933                 (55,702)                 (895,257)                (1,537,338)
                 ---                 --------                 ---------                -----------

             $53,942                 $44,966                 $(903,785)               $(1,515,958)
             =======                 =======                 ==========               ============

                 $--                     $--                      $76                        $275


                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                J.P. Morgan                  J.P. Morgan
                                                                        Small Cap Stock Portfolio       Quality Bond Portfolio
                                                                        -------------------------       ----------------------


                                                                     Six months ended   Year ended  Six months ended   Year ended
                                                                       June 30, 2001   December 31,  June 30, 2001    December 31,
                                                                        (Unaudited)      2000         (Unaudited)        2000
                                                                        -----------      ----         -----------        ----
Increase (Decrease) in Net Assets:
Operations:
Net investment income                                                      $66,038      $180,703       $3,936,897    $5,827,124
Net realized gain (loss) on investments, futures
        contracts and foreign currency related transactions              1,290,390    11,588,122        2,847,382    (2,346,230)
Net change in unrealized appreciation (depreciation) on
        investments, futures contracts and foreign currency
         related transactions                                           (3,117,885)  (23,543,343)      (2,683,351)    6,440,859
         --------------------                                           -----------  ------------     -----------     ---------

Net increase (decrease) in net assets resulting from operations         (1,761,457)  (11,774,518)       4,100,928     9,921,753
                                                                        -----------  ------------       ---------     ---------

Distributions to Shareholders from:
Net investment income
Class A                                                                   (143,647)       (1,301)      (5,864,067)   (5,358,301)
Class B                                                                         --            --           (3,842)           --
In excess of net investment income
Class B                                                                       (102)           --          (34,948)           --
Net realized gains
Class A                                                                (11,524,560)   (4,473,735)             --             --
Class B                                                                       (613)           --              --             --
In excess of net realized gains
Class A                                                                         --            --              --             --
Class B                                                                     (7,558)           --              --             --
                                                                            -------           --              --             --

Total distributions                                                    (11,676,480)   (4,475,036)      (5,902,857)    (5,358,301)
                                                                       ------------   -----------     -----------    -----------

Capital Share Transactions (Note 4):
Proceeds from shares sold
Class A                                                                    668,533     6,934,060       31,525,590     4,004,460
Class B                                                                     66,534            --          917,838            --
Net asset value of shares issued through dividend reinvestment
Class A                                                                 11,668,207     4,475,036        5,864,067     5,358,301
Class B                                                                      8,273            --           38,790            --
Cost of shares repurchased
Class A                                                                 (6,435,278)   (6,527,900)      (5,745,087)  (16,327,262)
Class B                                                                     (3,412)           --          (17,023)           --

Net increase (decrease) in net assets from capital share transactions    5,972,857     4,881,196       32,584,175   (6, 964,501)
                                                                         ---------     ---------       ----------   ------------

Total increase (decrease) in net assets                                 (7,465,080)  (11,368,358)      30,782,246    (2,401,049)
Net Assets:
Beginning period                                                        97,943,273   109,311,631       93,204,020    95,605,069
                                                                        ----------   -----------       ----------    ----------

End of period                                                          $90,478,193   $97,943,273     $123,986,266   $93,204,020
                                                                       ===========   ===========     ============   ===========

Net Assets at end of period includes undistributed net investment
income                                                                     $65,924      $143,635       $3,909,762    $5,903,674
                                                                           =======      ========       ==========    ==========

                        See notes to financial statements

             J.P. Morgan                             J.P. Morgan
      Select Equity Portfolio                    Enhanced Index Portfolio
      -----------------------                    ------------------------

Six months ended        Year ended       Six months ended         Year ended
June 30, 2001         December 31,         June 30, 2001          December 31,
(Unaudited)                2000             (Unaudited)                2000
                           ----             -----------                ----

    $432,728               $959,582                $669,648          $1,727,742
 (2,477,498)              3,621,559             (9,143,237)         (4,752,832)

 (2,269,261)           (19,795,761)             (4,102,556)        (28,345,880)
                       ------------             -----------        ------------

 (4,314,031)           (15,214,620)            (12,576,145)        (31,370,970)
                       ------------            ------------        ------------

   (955,461)            (1,210,437)             (1,722,833)         (1,704,999)
       (225)                     --                   (156)                  --

     (4,234)                     --                 (4,194)                  --

 (2,005,310)           (16,230,646)                      --        (16,030,375)
                       ------------                      --        ------------

 (2,325,287)                     --                      --         (5,205,601)
    (20,213)                     --                      --                  --

 (5,310,730)           (17,441,083)             (1,727,183)        (22,940,975)
                       ------------              -----------       ------------

     822,627              7,107,993               1,369,332          28,494,620
   1,094,858                     --                 578,451                  --

   5,286,057             17,441,083               1,722,833          22,940,975
      24,673                     --                   4,350                  --

(10,309,789)           (14,191,164)            (12,126,829)        (15,439,439)
     (6,334)              --                        (2,810)                  --

 (3,087,908)             10,357,912             (8,454,673)          35,996,156
                         ----------              -----------         ----------

(12,712,669)           (22,297,791)            (22,758,001)        (18,315,789)

 227,404,158            249,701,949             244,811,359         263,127,148
                        -----------             -----------         -----------

$214,691,489           $227,404,158            $222,053,358        $244,811,359
                       ============            ============        ============

    $431,941               $959,133                $668,839          $1,726,394
                           ========                ========          ==========

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                        J.P. Morgan                    Lord Abbett
                                                             International Equity Portfolio       Bond  Debenture Portfolio
                                                             ------------------------------       ----  -------------------

                                                              Six months ended  Year ended    Six months ended   Year ended
                                                              June 30, 2001    December 31,   June 30, 2001      December 31,
                                                               (Unaudited)       2000          (Unaudited)           2000
                                                               -----------       ----          -----------           ----
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)                                  $     498,172    $     443,522    $   6,192,161    $  12,761,813
Net realized gain (loss) on investments, futures
        contracts and foreign currency related transactions     (12,135,604)      11,400,371       (2,311,514)        (888,286)
Net change in unrealized appreciation (depreciation) on
        investments, futures contracts and foreign currency
         related transactions                                    (5,622,782)     (35,640,762)        (534,377)     (10,394,580)

Net increase (decrease) in net assets resulting from
operations                                                      (17,260,214)     (23,796,869)       3,346,270        1,478,947
                                                              -------------    -------------    -------------    -------------

Distributions to Shareholders from:
Net investment income
Class A                                                          (1,086,881)        (585,699)     (12,506,102)     (10,882,595)
Class B                                                                (112)              --          (18,746)              --
In excess of net investment income
Class A                                                            (137,529)              --               --               --
Class B                                                              (2,597)              --         (237,374)              --
Net realized gains
Class A                                                         (10,896,180)      (8,527,635)              --               --
In excess of net realized gains
Class A                                                            (722,879)              --               --               --
Class B                                                             (25,705)              --               --               --

Total distributions                                             (12,871,883)      (9,113,334)     (12,762,222)     (10,882,595)
                                                              -------------    -------------    -------------    -------------

Capital Share Transactions (Note 4):
Proceeds from shares sold
Class A                                                           3,746,556       14,466,763        4,746,233        3,775,480
Class B                                                             240,064               --        3,529,310               --
Net asset value of shares issued through dividend
reinvestment
Class A                                                          12,843,469        9,113,334       12,506,102       10,882,595
Class B                                                              28,414               --          256,120               --
Cost of shares repurchased
Class A                                                          (8,927,394)     (11,466,275)      (5,780,414)     (20,220,089)
Class B                                                              (5,156)              --          (27,932)              --
                                                              -------------    -------------    -------------    -------------

Net increase (decrease) in net assets from capital share
transactions                                                      7,925,953       12,113,822       15,229,419       (5,562,014)
                                                              -------------    -------------    -------------    -------------

Total increase (decrease) in net assets                         (22,206,144)     (20,796,381)       5,813,467      (14,965,662)
Net Assets:
Beginning period                                                117,274,772      138,071,153      155,190,145      170,155,807
                                                              -------------    -------------    -------------    -------------

End of period                                                 $  95,068,628    $ 117,274,772    $ 161,003,612    $ 155,190,145
                                                              =============    =============    =============    =============

Net Assets at end of period includes undistributed
(distributions in excess of) net investment income            $    (140,126)   $     588,821    $   5,948,829    $  12,761,555
                                                              =============    =============    =============    =============

                        See notes to financial statements


           Lord Abbett                            Lord Abbett
     Mid-Cap Value Portfolio               Developing Growth Portfolio
     -----------------------               ---------------------------

Six months ended        Year ended     Six months ended       Year ended
June 30, 2001           December 31,    June 30, 2001        December 31,
(Unaudited)                2000          (Unaudited)             2000
                           ----          -----------             ----

$    273,991        $    321,964        $   (131,824)       $   (283,748)

   4,034,660           5,822,793             (69,909)         (2,039,823)

  (2,321,583)         12,550,409          (1,550,285)         (6,101,498)
  ----------          ----------          ----------          ----------

   1,987,068          18,695,166          (1,752,018)         (8,425,069)
   ---------          ----------          ----------          ----------

    (311,212)           (115,041)                 --                  --
        (900)                 --                  --                  --

      (8,709)                 --                  --                  --

  (5,756,445)           (243,686)                 --             (30,506)

          --                  --                  --          (2,040,118)
    (177,733)                 --                  --                  --
------------        ------------        ------------        ------------

  (6,254,999)           (358,727)                 --          (2,070,624)
------------        ------------        ------------        ------------

   8,141,354          13,031,028           1,552,468          18,299,867
   2,258,504                  --             355,015                  --

   6,067,657             358,727                  --           2,070,624
     187,342                  --                  --                  --

  (2,081,556)         (1,170,277)         (2,144,904)         (1,036,325)
     (16,732)                 --              (8,222)                 --
------------        ------------        ------------        ------------

  14,556,569          12,219,478            (245,643)         19,334,166
                    ------------        ------------        ------------

  10,288,638          30,555,917          (1,997,661)          8,838,473

  59,980,037          29,424,120          42,395,586          33,557,113
                    ------------        ------------        ------------

$ 70,268,675        $ 59,980,037        $ 40,397,925        $ 42,395,586
                    ============        ============        ============

$    273,813        $    320,643        $   (131,824)       $         --
============        ============        ============        ============

                        See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                                             Lord Abbett                    Lord Abbett
                                                                    Growth Opportunities Portfolio   Growth & Income Portfolio
                                                                    ------------------------------   -------------------------

                                                                             Period ended         Six months ended   Year ended
                                                                             June 30, 2001         June 30, 2001    December 31,
                                                                             (Unaudited)             (Unaudited)       2000
                                                                             -----------             -----------       ----
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)                                                  $(8,275)               $6,743,840    $11,469,925
Net realized gain (loss) on investments, futures contracts and
foreign currency related transactions                                        (143,240)               47,560,130     (5,439,850)
Net change in unrealized appreciation (depreciation) on
investments, futures contracts and foreign currency related
transactions                                                                   42,870               (9,984,183)    115,426,869
                                                                               ------               -----------    -----------

Net increase (decrease) in net assets resulting from operations              (108,645)               44,319,787    121,456,944
                                                                             ---------               ----------    -----------

Distributions to Shareholders from:
Net investment income
Class A                                                                            --              (11,375,027)    (10,099,192)
Class B                                                                            --                   (7,379)             --
In excess of net investment income
Class A                                                                            --                       --              --
Class B                                                                            --                  (86,944)             --
Net realized gains
Class A                                                                            --                       --      (8,188,085)
In excess of net realized gain on investment transactions
Class A                                                                            --                       --      (5,837,382)
                                                                                   --                       --      -----------

Total distributions                                                                --              (11,469,350)    (24,124,659)
                                                                                   --              ------------    ------------

Capital Share Transactions (Note 4):
Proceeds from shares sold
Class A                                                                       194,119               352,837,674      7,122,136
Class B                                                                     3,687,655                11,793,387             --
Net asset value of shares issued through dividend reinvestment
Class A                                                                            --                11,375,027     24,124,659
Class B                                                                            --                    94,323             --
Cost of shares repurchased
Class A                                                                          (134)             (39,090,456)    (70,987,011)
Class B                                                                       (10,610)                  (9,077)             --
                                                                              --------                  -------             --

Net increase (decrease) in net assets from capital share
transactions                                                                3,871,030               337,000,878    (39,740,216)
                                                                            ---------               -----------    ------------

Total increase (decrease) in net assets                                     3,762,385               369,851,315     57,592,069
Net Assets:
Beginning period                                                                   --               944,580,427    886,988,358
                                                                                   --               -----------    -----------

End of period                                                              $3,762,385            $1,314,431,742   $944,580,427
                                                                           ==========            ==============   ============

Net Assets at end of period includes undistributed (distributions
in excess of) net investment income                                           $(8,275)               $6,741,475    $11,466,985
                                                                              ========               ==========    ===========

                        See notes to financial statements

               Firstar                           Firstar
         Balanced Portfolio              Equity Income Portfolio
         ------------------              -----------------------

Six months ended    Year ended     Six months ended      Year ended
June 30, 2001       December 31,     June 30, 2001        December 31,
(Unaudited)            2000           (Unaudited)           2000
                       ----           -----------           ----

$    81,049        $   221,005        $    29,118        $   106,829

    337,521           (142,779)            (9,942)           (19,120)

   (605,171)            81,619            (88,980)           906,005
                   -----------        -----------        -----------

   (186,601)           159,845            (69,804)           993,714
                   -----------        -----------        -----------

         --           (221,747)            (2,213)          (103,953)
-----------        -----------        -----------        -----------

         --               (666)                --                 --
-----------        -----------        -----------        -----------

         --                 --                 --            (22,300)

         --           (266,385)                --                 --
-----------        -----------        -----------        -----------

         --           (488,798)            (2,213)          (126,253)
-----------        -----------        -----------        -----------

    331,517          1,068,808            212,749            452,830
                   -----------        -----------        -----------

         --            488,798              2,213            126,253
-----------        -----------        -----------        -----------

 (1,402,139)        (1,337,702)        (1,912,889)          (968,438)
                   -----------        -----------        -----------

 (1,070,622)           219,904         (1,697,927)          (389,355)
                   -----------        -----------        -----------

 (1,257,223)          (109,049)        (1,769,944)           478,106

  9,618,597          9,727,646          7,448,622          6,970,516
                   -----------        -----------        -----------

$ 8,361,374        $ 9,618,597        $ 5,678,678        $ 7,448,622
                   ===========        ===========        ===========

$    62,261        $         0        $    29,098        $     2,193
                   ===========        ===========        ===========

                        See notes to financial statements

MET INVESTORS SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                          Firstar
                                                                                              Growth & Income Equity Portfolio
                                                                                              --------------------------------

                                                                                              Six months ended    Year ended
                                                                                               June 30, 2001     December 31,
                                                                                                 (Unaudited)         2000
                                                                                                 -----------         ----
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)                                                                        $17,374          $46,346
Net realized gain (loss) on investments, futures contracts and foreign
currency related transactions                                                                     (229,937)          830,573

Net change in unrealized depreciation on investments, futures contracts and
foreign currency related transactions                                                           (1,435,876)       (1,799,468)
                                                                                                -----------       -----------

Net decrease in net assets resulting from operations                                            (1,648,439)         (922,549)
                                                                                                -----------         ---------

Distributions to Shareholders from:
Net investment income
Class A                                                                                               (220)          (46,196)
Net realized gains
Class A                                                                                           (490,848)         (570,237)
                                                                                                  ---------         ---------

Total distributions                                                                               (491,068)         (616,433)
                                                                                                  ---------         ---------

Capital Share Transactions (Note 4):
Proceeds from shares sold
Class A                                                                                             411,146          946,925
Class B                                                                                                 --                --
Net asset value of shares issued through dividend reinvestment
Class A                                                                                             491,068          616,433
Cost of shares repurchased
Class A                                                                                         (1,556,069)       (1,370,850)
Class B                                                                                                 --                --
                                                                                                        --                --

Net increase (decrease) in net assets from capital share transactions                             (653,855)          192,508
                                                                                                  ---------          -------

Total increase (decrease) in net assets                                                         (2,793,362)       (1,346,474)
Net Assets:
Beginning period                                                                                 15,071,569       16,418,043
                                                                                                 ----------       ----------

End of period                                                                                   $12,278,207      $15,071,569
                                                                                                ===========      ===========

Net Assets at end of period includes undistributed (distributions in excess of)
net investment income                                                                               $17,304             $150
                                                                                                    =======             ====

                        See notes to financial statements

             Janus                               MFS                                   MFS
Aggressive Growth Portfolio           Mid Cap Growth Portfolio         Research International Portfolio
                                      ------------------------         --------------------------------

Period ended                                  Period ended                         Period ended
June 30, 2001                               June 30, 2001                         June 30, 2001
(Unaudited)                                   (Unaudited)                          (Unaudited)
                                              -----------                          -----------
        $3,809                                 $(5,371)                               $25,953
     (667,728)                                  99,324                               (182,627)

     (266,392)                                (475,467)                              (326,151)
     ---------                                ---------                              ---------

     (930,311)                                (381,514)                              (482,825)
     ---------                                ---------                              ---------

           --                                2,853,795                              1,703,336
     6,960,242                               7,418,220                              6,680,783

           --                                  (13,226)                              (651,196)
       (8,437)                                 (87,290)                               (44,078)
       -------                                 --------                               --------

     6,951,805                              10,171,499                              7,688,845
     ---------                              ----------                              ---------

     6,021,494                               9,789,985                              7,206,020

    $6,021,494                              $9,789,985                             $7,206,020
    ==========                              ==========                             ==========

        $3,809                                 $(5,371)                               $25,953
        ======                                 ========                               =======


                        See notes to financial statements

MET INVESTORS SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     Oppenheimer                      PIMCO
                                                                            Capital Appreciation Portfolio    Money Market Portfolio
                                                                            ------------------------------    ----------------------

                                                                                     Period ended                  Period ended
                                                                                     June 30, 2001                 June 30, 2001
                                                                                      (Unaudited)                   (Unaudited)
                                                                                      -----------                   -----------
Increase in Net Assets:
Operations:
Net investment income (loss)                                                               $6,401                $53,009
Net realized gain (loss) on investments, futures contracts,
swap contracts and foreign currency related transactions                                  (56,286)                   933
Net change in unrealized depreciation on investments, futures
contracts, swap contracts and foreign currency related transactions                      (206,897)                    --

Net increase (decrease) in net assets resulting from operations                          (256,782)                53,942
                                                                                         ---------                ------

Distributions to Shareholders from:
Net investment income
Class B                                                                                        --                (53,009)
In excess of net investment income
Class B                                                                                        --                   (237)
Net realized gains
Class B                                                                                        --                   (696)

Total distributions                                                                            --                (53,942)
                                                                                               --                --------

Capital Share Transactions (Note 4):
Proceeds from shares sold
Class A                                                                                        --                     --
Class B                                                                                 5,848,597              5,328,664
Net asset value of shares issued through dividend reinvestment
Class B                                                                                        --                 53,246
Cost of shares repurchased
Class A                                                                                        --                     --
Class B                                                                                   (14,390)              (192,209)

Net increase in net assets from capital share transactions                              5,834,207              5,189,701
                                                                                        ---------              ---------

Total increase in net assets                                                            5,577,425              5,189,701
Net Assets:
Beginning period                                                                               --                     --

End of period                                                                          $5,577,425             $5,189,701
                                                                                       ==========             ==========

Net Assets at end of period includes undistributed (distributions in excess
of) net investment income                                                                  $6,401                  $(237)
                                                                                           ======                  ======

                        See notes to financial statements

           PIMCO                        PIMCO                   Met/Putnam
Total Return Portfolio        Innovation Portfolio        Research Portfolio
----------------------        --------------------        ------------------

        Period ended               Period ended              Period ended
        June 30, 2001            June 30, 2001              June 30, 2001
        (Unaudited)                (Unaudited)               (Unaudited)
        ----------                 -----------               -----------

             $100,668               $(8,528)                     $21,380

               12,863              (643,210)                  (1,062,114)

              (68,565)             (252,047)                    (475,224)

               44,966              (903,785)                  (1,515,958)
               ------              ---------                  -----------

            4,835,145             2,522,578                           --
            9,666,195             5,434,847                   16,198,238

               (5,790)              (38,617)                          --
             (214,931)             (130,934)                      (5,665)

           14,280,619             7,787,874                   16,192,573
           ----------             ---------                   ----------

           14,325,585             6,884,089                   14,676,615

          $14,325,585            $6,884,089                  $14,676,615
          ===========            ==========                  ===========

             $100,668               $(8,528)                     $21,380
             ========               ========                     =======


                        See notes to financial statements

J.P. Morgan Small Cap Stock Portfolio

FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

Class A


                                                                                                                For the period
                                                                                                                from May 1, 1996
                                        Six months ended Year ended    Year ended   Year ended    Year ended    (commencement of
                                        June 30, 2001   December 31,   December 31, December 31,  December 31,   operations) to
                                         (Unaudited)      2000(a)        1999         1998           1997        December 31, 1996
                                         -----------      -------        ----         ----           ----        -----------------

Net Asset Value, beginning of period       $14.82        $17.269       $11.982        $13.105      $10.922           $10.512
                                           ------        -------       -------        -------      -------           -------

Income from investment operations
Net investment income                        0.01          0.027         0.015          0.051        0.057             0.057
Net realized and unrealized gains           (0.30)       (1.784)         5.307         (0.722)       2.217             0.843

Total from investment operations            (0.29)       (1.757)         5.322         (0.671)       2.274             0.900
                                            ------       -------         -----         -------       -----             -----

Distributions
Dividends from net investment
income                                      (0.02)           --+       (0.035)         (0.017)     (0.055)            (0.055)
Distributions from net realized
gains                                       (1.86)       (0.688)           --          (0.435)     (0.036)            (0.435)

Total distributions                         (1.88)       (0.688)       (0.035)         (0.452)     (0.091)            (0.490)
                                            ------       -------       -------         -------     -------            -------

Net Asset Value, end of period             $12.65        $14.824       $17.269        $11.982      $13.105           $10.922
                                           ------        -------       -------        -------      -------           -------

Total Return                                (1.33%)*     (10.55%)        44.56%         (5.40%)      20.89%             8.65%*
                                            --------     --------        ------         -------      ------             ------

Ratios/Supplemental Data
Net Assets, end of period
(In millions)                               $90.4          $97.9        $109.3          $78.2        $59.8             $14.7
Ratios to Average Net Assets (1):
Expenses                                     1.08%**        1.03%         1.05%          0.95%        0.95%             0.95%**
Net investment income                        0.15%**        0.17%         0.11%          0.45%        0.56%             0.87%**
Portfolio turnover rate                      41.1%*        107.1%        123.5%          62.4%        79.1%            102.4%*

     (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses
to Average Net Assets:                         N/A            N/A         1.09%          1.12%        1.39%             2.68%**

Ratio of Net Investment Income (Loss)
to Average Net Assets:                         N/A            N/A         0.07%          0.28%        0.12%            (0.86%)**

(a) For the year ended December 31, 2000, the Funds were audited by Deloitte & Touche LLP. Each of the previous years were audited by other auditors.
* Non-annualized
** Annualized
+ Rounds to less than $0.0005 per share
N/A Not Applicable

                        See notes to financial statements

J.P. Morgan Small Cap Stock Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B

                                                                                           For the period
                                                                                         from April 3, 2001
                                                                                            (commencement
                                                                                          of operations) to
                                                                                            June 30, 2001
                                                                                            -------------

Net Asset Value, beginning of period                                                                  $12.25
                                                                                                      ------

           Income from investment operations
              Net investment income                                                                       --+
              Net realized and unrealized gains                                                         2.27

           Total from investment operations                                                             2.27
           --------------------------------                                                             ----

           Distributions
              Distributions in excess of net investment income                                         (0.02)
              Distributions from net realized gains                                                    (0.14)
              Distributions in excess of net realized gains                                            (1.72)

           Total distributions                                                                         (1.88)
           -------------------                                                                         ------

Net Asset Value, end of period                                                                        $12.64
                                                                                                      ------

Total Return                                                                                           19.29%*
                                                                                                       -------

Ratios/Supplemental Data:
Net Assets, end of period (In millions)                                                                 $0.1

Ratios to Average Net Assets
           Expenses                                                                                      1.15%**
           Net investment income                                                                         0.24%**

Portfolio turnover rate                                                                                  41.1% *
*          Non-annualized

**         Annualized

+          Rounds to less than $0.005 per share

N/A        Not Applicable


                             See notes to financial statements

J.P. Morgan Quality Bond Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

Class A

                                                                                                                 For the period
                                                                                                                from May 1, 1996
                                         Six months ended  Year ended    Year ended   Year ended   Year ended   (commencement of
                                          June 30, 2001    December 31,  December 31, December 31, December 31,  operations) to
                                        (Unaudited)(a)(b)    2000(c)       1999        1998          1997       December 31, 1996
                                        -----------------    -------       ----        ----          ----       -----------------
Net Asset Value, beginning of period           $11.19         $10.669      $11.020      $10.405       $10.082         $9.897
                                               ------         -------      -------      -------       -------         ------

Income from investment operations
        Net investment income                    0.01           0.748        0.459        0.490         0.446          0.459
        Net realized and unrealized gains
         (losses)                                0.37           0.418       (0.631)       0.365         0.452          0.102
         --------                                ----           -----       -------       -----         -----          -----

Total from investment operations                 0.38           1.166       (0.172)       0.855         0.898          0.561
                                                 ----           -----       -------       -----         -----          -----

Distributions
        Dividends from net investment
         income                                 (0.55)        (0.647)       (0.119)      (0.240)      (0.531)         (0.376)
        Distributions from net realized
         gains                                     --             --        (0.060)          --       (0.044)             --
         -----                                     --             --        -------          --       -------             --

Total distributions                             (0.55)        (0.647)       (0.179)      (0.240)      (0.575)         (0.376)
                                                ------        -------       -------      -------      -------         -------

Net Asset Value, end of period                 $11.02         $11.188      $10.669      $11.020       $10.405        $10.082
                                               ------         -------      -------      -------       -------        -------

Total Return                                     3.37%*         11.42%       (1.54%)       8.37%         9.06%          5.68%*
                                                 ------         ------       -------       -----         -----          ------

Ratios/Supplemental Data
Net Assets, end of period (In
millions)                                      $123.1           $93.2        $95.6        $45.8         $18.6           $5.8

Ratios to Average Net Assets (1):
Expenses                                         0.58%**         0.64%        0.64%        0.65%         0.65%          0.65%**
Net investment income                            6.58%**         6.33%        5.67%        5.59%         5.92%          5.94%**

Portfolio turnover rate                         104.8%*         221.9%       369.5%       255.4%        163.7%         181.3%*

       (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to
Average Net Assets:                              0.67%**         0.72%        0.71%        0.86%         1.08%          1.52%**

Ratio of Net Investment Income to Average
Net Assets:                                      6.49%**         6.26%        5.60%        5.38%         5.49%          5.07%**

*      Non-annualized

**   Annualized
       (a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001, was to decrease net investment income per share by less than $.01, increase net realized and unrealized gains by less than $.01 per share and decrease the ratio of net investment income to average net assets from 6.67% to 6.58%.
       (b) Net investment income per share was calculated using average shares outstanding.
       (c) For the year ended December 31, 2000, the Funds were audited by Deloitte & Touche LLP. Each of the previous years were audited by other auditors.

       See notes to financial statements

J.P. Morgan Quality Bond Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B

                                                                                           For the period
                                                                                         from April 3, 2001
                                                                                           (commencement
                                                                                         of operations) to
                                                                                        June 30, 2001(a)(b)
                                                                                        -------------------

Net Asset Value, beginning of period                                                                  $11.52
                                                                                                      ------

          Income from investment operations
               Net investment income                                                                    0.17
               Net realized and unrealized losses                                                      (0.12)

          Total from investment operations                                                              0.05
          --------------------------------                                                              ----

          Distributions
               Dividends from net investment income                                                    (0.05)
               Distributions in excess of net investment income                                        (0.50)
               ------------------------------------------------                                        ------

          Total distributions                                                                          (0.55)
          -------------------                                                                          ------

Net Asset Value, end of period                                                                        $11.02
                                                                                                      ------

Total Return                                                                                            0.41%*
                                                                                                        ------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                                                 $0.9

Ratios to Average Net Assets (1):
          Expenses                                                                                      0.85%**
          Net investment income                                                                         5.98%**

Portfolio turnover rate                                                                                104.8%*

       (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:                                                      0.94%**

Ratio of Net Investment Income to Average Net Assets:                                                   5.89%**
*      Non-annualized

**     Annualized


       (a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended June 30, 2001, was to decrease net investment income per share by less than $.01, increase net realized and unrealized gains by less than $.01 and decrease the ratio of net investment income to average net assets from 6.14% to 5.98%.

       (b) Net investment income per share was calculated using average shares outstanding.

                        See notes to financial statements

J.P. Morgan Select Equity Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

Class A


                                                                                                                 For the period
                                                                                                                 from May 1, 1996
                                         Six months ended   Year ended    Year ended   Year ended   Year ended   (commencement of
                                           June 30, 2001   December 31,  December 31, December 31,  December 31,  operations) to
                                         (Unaudited)(a)(b)    2000(c)      1999         1998         1997        December 31, 1996
                                         -----------------    -------      ----         ----         ----        -----------------

Net Asset Value, beginning of period              $14.04       $16.112      $16.076      $13.966       $10.742       $10.084
                                                  ------       -------      -------      -------       -------       -------

Income from investment operations
        Net investment income                      0.030         0.060        0.074        0.091         0.078         0.081
        Net realized and unrealized gains
            (losses)                               (0.30)      (1.005)        1.451        2.983         3.294         0.771
            --------                               ------      -------        -----        -----         -----         -----

Total from investment operations                   (0.27)      (0.945)        1.525        3.074         3.372         0.852
                                                   ------      -------        -----        -----         -----         -----

Distributions
        Dividends from net investment
            income                                 (0.06)      (0.079)       (0.043)      (0.046)      (0.077)        (0.081)
        Distributions from net realized
            gains                                  (0.13)      (1.053)       (1.446)      (0.918)      (0.071)        (0.113)
        Distributions in excess of net
            realized gains                         (0.15)          --            --           --           --             --
            --------------                         ------          --            --           --           --             --

Total distributions                                (0.34)      (1.132)       (1.489)      (0.964)      (0.148)        (0.194)
                                                   ------      -------       -------      -------      -------        -------

Net Asset Value, end of period                    $13.43       $14.035      $16.112      $16.076       $13.966       $10.742
                                                  ------       -------      -------      -------       -------       -------

Total Return                                       (1.88%)*     (6.18%)        9.71%       22.56%        31.55%         8.52%*
                                                   --------     -------        -----       ------        ------         ------

Ratios/Supplemental Data
Net Assets, end of period (In millions)           $213.6        $227.4       $249.7       $197.8        $106.9         $23.8

Ratios to Average Net Assets (1):
Expenses                                            0.75%**       0.75%        0.77%        0.78%         0.83%         0.85%**
Net investment income                               0.41%**       0.39%        0.55%        0.68%         0.81%         1.35%**

Portfolio turnover rate                             41.2%*        77.6%       133.8%       182.9%        134.8%        123.9%

     (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net
Assets:                                                N/A          N/A          N/A        0.86%         1.00%         1.70%**

Ratio of Net Investment Income to Average
Net Assets:                                            N/A          N/A          N/A        0.60%         0.64%         0.50%**

*   Non-annualized

**  Annualized

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001, was to decrease net investment income per share by less than $.01, increase net realized and unrealized gains by less than $.01 and decrease the ratio of net investment income to average net assets by less than .01%.

(b) Net investment income per share was calculated using average shares outstanding.

(c) For the year ended December 31, 2000, the Funds were audited by Deloitte & Touche LLP. Each of the previous years were audited by other auditors.

N/A Not Applicable

                        See notes to financial statements

J.P. Morgan Select Equity Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B

                                                                                  For the period
                                                                                from April 3, 2001
                                                                                   (commencement
                                                                                 of operations) to
                                                                                June 30, 2001(a)(b)
                                                                                -------------------
Net Asset Value, beginning of period                                                  $12.35
                                                                                      ------

Income from investment operations
          Net investment income                                                         0.01
          Net realized and unrealized gains                                             1.40
          ---------------------------------                                             ----

Total from investment operations                                                        1.41
                                                                                        ----

Distributions
          Dividends from net investment income                                           --+
          Distributions in excess of net investment income                             (0.06)
          Distributions in excess of net realized gains                                (0.28)

Total distributions                                                                    (0.34)
                                                                                       ------

Net Asset Value, end of period                                                        $13.42
                                                                                      ------

Total Return                                                                           11.47%*
                                                                                       -------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                                 $1.1

Ratios to Average Net Assets:
Expenses                                                                                 1.02%**
Net investment income                                                                    0.24%**

Portfolio turnover rate                                                                 41.2%*

*      Non-annualized

**     Annualized


(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended June 30, 2001, was to decrease net investment income per share by less than $.01, increase net realized and unrealized gains by less than $.01 and decrease the ratio of net investment income to average net assets by less than
 .01%.

(b) Net investment income per share was calculated using average shares outstanding.

+ Rounds to less than $0.005 per share

                             See notes to financial statements

J.P. Morgan Enhanced Index Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

Class A

                                                                                                                   For the period
                                                                                                                  from May 1, 1996
                                        Six months ended   Year ended    Year ended   Year ended    Year ended    (commencement of
                                          June 30, 2001   December 31,  December 31, December 31,  December 31,     operations) to
                                        (Unaudited)(a)(b)   2000(c)        1999         1998          1997        December 31, 1996
                                        -----------------   -------        ----         ----          ----        -----------------
Net Asset Value, beginning of period           $16.76       $20.675      $18.115       $13.845       $11.112          $10.003
                                               ------       -------      -------       -------       -------          -------

Income from investment operations
        Net investment income                    0.05         0.109        0.105         0.098         0.113            0.124
        Net realized and unrealized gains
          (losses)                              (0.92)      (2.346)        3.057         4.357         3.560            1.304
          --------                              ------      -------        -----         -----         -----            -----

Total from investment operations               (0.870)      (2.237)        3.162         4.455         3.673            1.428
                                               -------      -------        -----         -----         -----            -----

Distributions
        Dividends from net investment
          income                                (0.12)      (0.125)       (0.026)       (0.043)      (0.118)           (0.122)
        Distributions from net realized
          gains                                    --       (1.173)       (0.576)       (0.142)      (0.822)           (0.197)
        Distributions in excess of net
          realized gains                           --       (0.381)           --            --           --                --
          --------------                           --       -------           --            --           --                --

Total distributions                             (0.12)      (1.679)       (0.602)       (0.185)      (0.940)           (0.319)
                                                ------      -------       -------       -------      -------           -------

Net Asset Value, end of period                 $15.77       $16.759      $20.675       $18.115       $13.845          $11.112
                                               ------       -------      -------       -------       -------          -------

Total Return                                    (5.16%)     (11.55%)       17.64%        32.31%        33.25%           14.35%*
                                                -------     --------       ------        ------        ------           -------

Ratios/Supplemental Data
Net Assets, end of period (In millions)        $221.5        $244.8       $263.1        $103.8         $32.3            $16.8

Ratios to Average Net Assets (1):
Expenses                                         0.68%*        0.74%        0.75%         0.75%         0.75%            0.75%**
Net investment income                            0.60%*        0.65%        0.75%         0.77%         0.99%            1.56%**

Portfolio turnover rate                          2.28%*        69.8%        63.2%         62.4%         59.5%            35.5%*

     (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operationg Expenses to Average
Net Assets:                                      0.70%           N/A        0.76%         0.94%         1.08%          1.23%**

Ratio of Net Investment Income to Average
Net Assets:                                      0.58%           N/A        0.74%         0.58%         0.66%          1.08%**


*   Non-annualized

**  Annualized

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium of debt securities. The effect of this change for the six months ended June 30, 2001, was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains by less than $0.01 and decrease the ratio of net investment income to average net assets by less than 0.01%.

(b) Net investment income per share was calculated using average shares outstanding.

(c) For the year ended December 31, 2000, the Funds were audited by Deloitte & Touche LLP. Each of the previous years were audited by other auditors.

N/A Not Applicable

                        See notes to financial statements

J.P. Morgan Enhanced Index Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B

                                                                                       For the period
                                                                                     from April 3, 2001
                                                                                        (commencement
                                                                                      of operations) to
                                                                                        June 30, 2001
                                                                                      (Unaudited)(a)(b)
                                                                                      -----------------

Net Asset Value, beginning of period                                                            $14.64
                                                                                                ------

           Income from investment operations
                Net investment income                                                             0.02
                Net realized and unrealized gains                                                 1.22
                ---------------------------------                                                 ----

           Total from investment operations                                                       1.24
           --------------------------------                                                       ----

           Distributions
                Dividends from net investment income                                               --+
                Distributions in excess of net investment income                                (0.12)
                ------------------------------------------------                                ------

           Total distributions                                                                  (0.12)
           -------------------                                                                  ------

Net Asset Value, end of period                                                                  $15.76
                                                                                                ------

Total Return                                                                                      8.50%*
                                                                                                  ------

Ratios/Supplemental Data:
Net Assets, end of period (In millions)                                                           $0.6

Ratios to Average Net Assets (1):
           Expenses                                                                               0.90%**
           Net investment income                                                                  0.49%**

Portfolio turnover rate                                                                           22.8%*

       (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:                                                0.92%**

Ratio of Net Investment Income to Average Net Assets:                                             0.47%**


*      Non-annualized

**     Annualized


(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended June 30, 2001, was to decrease net investment income per share by less than $0.01, increase net realized and unrealized gains by less than $0.01 and decrease the ratio of net investment income to average net assets by less than 0.01%.

(b) Net investment income per share was calculated using average shares outstanding.

+      Rounds to less than $0.005 per share

                             See notes to financial statements

J.P. Morgan International Equity Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

Class A


                                                                                                                   For the period
                                                                                                                  from May 1, 1996
                                         Six months ended   Year ended   Year ended   Year ended    Year ended    (commencement of
                                           June 30, 2001   December 31,  December 31, December 31,  December 31,   operations) to
                                            (Unaudited)      2000(a)       1999        1998           1997       December 31, 1996
                                            -----------      -------       ----        ----           ----       -----------------

Net Asset Value, beginning of period           $12.61       $16.225       $12.857      $11.472       $10.959         $10.215
                                               ------       -------       -------      -------       -------         -------

          Income from investment operations
              Net investment income              0.06         0.047         0.083        0.117         0.122           0.096
              Net realized and unrealized
                 gains (losses)                 (1.96)      (2.636)         3.534        1.491         0.539           0.755
                 --------------                 ------      -------         -----        -----         -----           -----

          Total from investment operations      (1.90)      (2.589)         3.617        1.608         0.661           0.851
          --------------------------------      ------      -------         -----        -----         -----           -----

          Distributions
              Dividends from net investment
                 income                         (0.12)      (0.066)        (0.068)      (0.220)      (0.137)          (0.086)
              Distributions in excess of net
                 investment income              (0.02)          --             --           --           --               --
              Distributions from net realized
                 gains                          (1.23)      (0.962)        (0.181)      (0.003)      (0.011)          (0.021)
              Distributions in excess of net
                 realized gains                 (0.08)          --             --           --           --               --
                 --------------                 ------          --             --           --           --               --

          Total distributions                   (1.45)      (1.028)        (0.249)      (0.223)      (0.148)          (0.107)
          -------------------                   ------      -------        -------      -------      -------          -------

Net Asset Value, end of period                  $9.26       $12.608       $16.225      $12.857       $11.472         $10.959
                                                -----       -------       -------      -------       -------         -------

Total Return                                   (15.01%)*    (16.76%)        28.52%       14.07%         5.96%           8.44%*
                                               ---------    --------        ------       ------         -----           ------

Ratios/Supplemental Data
Net Assets, end of period (In millions)         $94.8        $117.3        $138.1       $104.5         $68.8           $15.6

Ratios to Average Net Assets (1):
          Expenses                               1.10%**       1.16%         1.10%        0.91%         0.95%           0.95%**
          Net investment income                  0.98%**       0.34%         0.62%        0.97%         1.35%           1.43%**

Portfolio turnover rate                          52.3%*       101.0%         82.8%        74.0%         74.1%           48.2%*

     (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to
Average Net Assets:                              1.16%**         N/A         1.15%        1.09%         1.53%           3.80%**

Ratio of Net Investment Income to
Average Net Assets:                              0.92%**         N/A         0.57%        0.79%         0.77%          (1.42%)**

(a) For the year ended December 31, 2000, the Funds were audited by Deloitte & Touche LLP. Each of the previous years were audited by other auditors.

*   Non-annualized

**   Annualized

N/A Not Applicable

                        See notes to financial statements

J.P. Morgan International Equity Portfolio

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B

                                                                                For the period
                                                                              from April 3, 2001
                                                                                 (commencement
                                                                                of operations) to
                                                                                 June 30, 2001
                                                                                 -------------
Net Asset Value, beginning of period                                                 $10.72
                                                                                     ------

           Income from investment operations
                Net investment income                                                  0.03
                Net realized and unrealized losses                                    (0.05)
                ----------------------------------                                    ------

           Total from investment operations                                           (0.02)
           --------------------------------                                           ------

           Distributions
                Dividends from net investment income                                  (0.01)
                Distributions in excess of net investment income                      (0.13)
                Distributions in excess of net realized gains                         (1.31)
                ---------------------------------------------                         ------

           Total distributions                                                        (1.45)
           -------------------                                                        ------

Net Asset Value, end of period                                                        $9.25
                                                                                      -----

Total Return                                                                          (0.12%)*
                                                                                      --------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                                $0.2

Ratios to Average Net Assets (1):
           Expenses                                                                    1.30%**
           Net investment income                                                       0.53%**

Portfolio turnover rate                                                                52.3%*

     (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:                                     1.37%**

Ratio of Net Investment Income to Average Net Assets:                                  0.46%**

*    Non-annualized

**   Annualized

                             See notes to financial statements

Lord Abbett Bond Debenture Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

Class A


                                                                                                                   For the period
                                                                                                                  from May 1, 1996
                                        Six months ended  Year ended    Year ended   Year ended    Year ended     (commencement of
                                          June 30, 2001   December 31,  December 31, December 31,  December 31,    operations) to
                                        (Unaudited)(a)(b)   2000(c)        1999         1998          1997        December 31, 1996
                                        -----------------   -------        ----         ----          ----        -----------------

Net Asset Value, beginning of period         $11.75         $12.475      $12.381       $12.112       $10.970         $10.098
                                             ------         -------      -------       -------       -------         -------

Income from investment operations
Net investment income                          0.47           1.000        0.710         0.682         0.544           0.345
Net realized and unrealized gains
            (losses)                          (0.22)        (0.896)       (0.293)        0.072         1.147           0.949
            --------                          ------        -------       -------        -----         -----           -----

Total from investment operations               0.25           0.104        0.417         0.754         1.691           1.294
                                               ----           -----        -----         -----         -----           -----

Distributions
Dividends from net investment
            income                            (0.95)        (0.832)       (0.244)       (0.349)      (0.549)          (0.342)
Distributions from net realized
            gains                                --             --        (0.079)       (0.136)          --           (0.080)
            -----                                --             --        -------       -------          --           -------

Total distributions                           (0.95)        (0.832)       (0.323)       (0.485)      (0.549)          (0.422)
                                              ------        -------       -------       -------      -------          -------

Net Asset Value, end of period               $11.05         $11.747      $12.475       $12.381       $12.112         $10.970
                                             ------         -------      -------       -------       -------         -------

Total Return                                   2.19%*          0.87%        3.40%         6.26%        15.63%          12.89%*
                                               ------          -----        -----         -----        ------          -------

Ratios/Supplemental Data
Net Assets, end of period (In millions)      $157.6          $155.2       $170.2        $120.0         $55.4            $7.7

Ratios to Average Net Assets (1):
Expenses                                       0.73%**         0.85%        0.85%         0.85%         0.85%           0.85%**
Net investment income                          7.80%**         7.78%        6.74%         6.58%         6.68%           7.26%**

Portfolio turnover rate                        32.5%*          64.9%        46.7%         84.7%        100.3%           58.1%*

     (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

     Ratio of Operating Expenses to Average Net
Assets:                                        0.75%**         0.86%        0.86%         0.93%         1.07%           2.05%**

Ratio of Net Investment Income to
Average Net
Assets:                                        7.78%**         7.77%        6.73%         6.50%         6.46%           6.06%**

*   Non-annualized

**  Annualized

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001, was to decrease net investment income per share by $.01, increase net realized and unrealized gains by $.01 and decrease the ratio of net investment income to average net assets from 7.92% to 7.80%.

(b) Net investment income per share was calculated using average shares outstanding.

(c) For the year ended December 31, 2000, the Funds were audited by Deloitte & Touche LLP. Each of the previous years were audited by other auditors.

                        See notes to financial statements

Lord Abbett Bond Debenture Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B

                                                                                        For the period
                                                                                     from March 22, 2001
                                                                                        (commencement
                                                                                      of operations) to
                                                                                     June 30, 2001(a)(b)
                                                                                     -------------------

Net Asset Value, beginning of period                                                              $12.03
                                                                                                  ------

Income from investment operations
           Net investment income                                                                    0.27
           Net realized and unrealized gains (losses)                                              (0.31)
           ------------------------------------------                                              ------

Total from investment operations                                                                   (0.04)
                                                                                                   ------

Distributions
           Dividends from net investment income                                                    (0.07)
           Distributions in excess of net investment income                                        (0.88)
           ------------------------------------------------                                        ------

Total distributions                                                                                (0.95)
                                                                                                   ------

Net Asset Value, end of period                                                                    $11.04
                                                                                                  ------

Total Return                                                                                       (0.28%)*
                                                                                                   --------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                                             $3.5

Ratios to Average Net Assets (1):
Expenses                                                                                             0.95%**
Net investment income                                                                                8.17%**

Portfolio turnover rate                                                                              32.5%*

           (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

           Ratio of Operating Expenses to Average Net Assets:                                        0.97%**

           Ratio of Net Investment Income to Average Net Assets:                                     8.15%**


  *   Non-annualized

  **  Annualized

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended June 30, 2001, was to decrease net investment income per share by $.01, increase net realized and unrealized gains by $.01 and decrease the ratio of net investment income to average net assets from 8.40% to 8.17%.

(b) Net investment income per share was calculated using average shares outstanding.

                        See notes to financial statements

Lord Abbett Mid-Cap Value Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

Class A

                                                                                                                  For the period
                                                                                                             from August 20, 1997
                                                  Six months ended   Year ended   Year ended     Year ended     (commencement of
                                                   June 30, 2001    December 31, December 31,   December 31,      operations) to
                                                    (Unaudited)       2000(a)      1999           1998          December 31, 1997
                                                    -----------       -------      ----           ----          -----------------
Net Asset Value, beginning of period                    $16.92         $11.168     $10.583         $10.481           $10.000
                                                        ------         -------     -------         -------           -------

Income from investment operations
         Net investment income                            0.06           0.086       0.042           0.032             0.010
         Net realized and unrealized gains                0.44           5.789       0.557           0.087             0.481

Total from investment operations                          0.50           5.875       0.599           0.119             0.491
                                                          ----           -----       -----           -----             -----

Distributions
         Dividends from net investment income           (0.08)         (0.039)      (0.014)        (0.017)            (0.010)
         Distributions from net realized gains          (1.48)         (0.082)          --             --                 --

Total distributions                                     (1.56)         (0.121)      (0.014)        (0.017)            (0.010)
                                                        ------         -------      -------        -------            -------

Net Asset Value, end of period                          $15.86         $16.922     $11.168         $10.583           $10.481
                                                        ------         -------     -------         -------           -------

Total Return                                              3.04%*         52.87%       5.71%           1.11%             4.90%*
                                                          ------         ------       -----           -----             ------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                  $68.0           $60.0       $29.4           $18.3              $2.2

Ratios to Average Net Assets (1):
Expenses                                                  0.94%**         1.26%       1.25%           1.10%             1.10%**
Net investment income                                     0.86%**         0.79%       0.50%           0.44%             0.97%**

Portfolio turnover rate                                   23.2%*          66.4%       64.3%           41.0%              1.5%*

     (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:          N/A             N/A       1.41%           1.68%             8.41%**

Ratio of Net Investment Income to Average Net Assets:       N/A             N/A       0.34%         (0.14%)            (6.34%)**


(a) For the year ended December 31, 2000, the Funds were audited by Deloitte & Touche LLP. Each of the previous years were audited by other auditors.

*      Non-annualized

**     Annualized

N/A    Not Applicable

                             See notes to financial statements

Lord Abbett Mid-Cap Value Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B

                                                                          For the period
                                                                       from April 3, 2001
                                                                           (commencement
                                                                        of operations) to
                                                                           June 30, 2001
                                                                           -------------
Net Asset Value, beginning of period                                              $16.41
                                                                                  ------

Income from investment operations
           Net investment income                                                    0.02
           Net realized and unrealized gains                                        0.99

Total from investment operations                                                    1.01
                                                                                    ----

Distributions
           Dividends from net investment income                                    (0.01)
           Distributions in excess of net investment income                        (0.07)
           Distributions in excess of net realized gains                           (1.48)

Total distributions                                                                (1.56)
                                                                                   ------

Net Asset Value, end of period                                                    $15.86
                                                                                  ------

Total Return                                                                        6.24%*
                                                                                   ------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                            $2.2

Ratios to Average Net Assets
           Expenses                                                                 1.15%**
           Net investment income                                                    0.54%**
Portfolio turnover rate                                                            23.2%*

*   Non-annualized

** Annualized

                             See notes to financial statements

Lord Abbett Developing Growth Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

Class A


                                                                                                                   For the period
                                                                                                               from August 20, 1997
                                                   Six months ended   Year ended   Year ended    Year ended      (commencement of
                                                     June 30, 2001    December 31, December 31,  December 31,      operations) to
                                                      (Unaudited)      2000(a)       1999          1998           December 31, 1997
Net Asset Value, beginning of period                     $11.44        $14.885      $11.241       $10.549             $10.000
                                                         ------        -------      -------       -------             -------

Income from investment operations
         Net investment income (loss)                    (0.04)        (0.077)       (0.073)      (0.025)               0.002
         Net realized and unrealized gains (losses)      (0.41)        (2.692)        3.717         0.723               0.549

Total from investment operations                         (0.45)        (2.769)        3.644         0.698               0.551
                                                         ------        -------        -----         -----               -----

Distributions
         Dividends from net investment income               --             --            --           --               (0.002)
         Distributions from net realized gains              --         (0.010)           --       (0.006)                  --
         Distributions in excess of net realized
           gains                                            --         (0.663)           --           --                   --
           -----                                            --         -------           --           --                   --

Total distributions                                         --         (0.673)           --       (0.006)              (0.002)
                                                            --         -------           --       -------              -------

Net Asset Value, end of period                           $10.99        $11.443      $14.885       $11.241             $10.549
                                                         ------        -------      -------       -------             -------

Total Return                                             (3.93%)*      (18.87%)       32.47%         6.60%               5.52%*
                                                         --------      --------       ------         -----               ------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                   $40.0          $42.4        $33.6         $15.9                $1.7

Ratios to Average Net Assets (1):
Expenses                                                   1.04%**        1.20%        1.15%         1.00%               1.00%**
Net investment income (loss)                               0.70%)**     (0.71%)       (0.73%)      (0.47%)               0.18%**

Portfolio turnover rate                                    26.0%*         42.5%        53.2%         18.7%                9.1%*

     (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:          1.23%**        1.24%        1.34%         1.70%                9.00%**

Ratio of Net Investment Income to Average Net Assets:     (0.89%)**      (0.75%)       (0.92%)       (1.17%)              (7.82%)**


(a) For the year ended December 31, 2000, the Funds were audited by Deloitte & Touche LLP. Each of the previous years were audited by other auditors.

*      Non-annualized

**     Annualized

                             See notes to financial statements

Lord Abbett Developing Growth Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B

                                                                               For the period
                                                                              from April 3, 2001
                                                                                 (commencement
                                                                               of operations) to
                                                                                  June 30, 2001
                                                                                  -------------

Net Asset Value, beginning of period                                                  $9.10
                                                                                      -----

Income from investment operations
           Net investment income (loss)                                               (0.01)
           Net realized and unrealized gains                                           1.90

Total from investment operations                                                       1.89
                                                                                       ----

Net Asset Value, end of period                                                       $10.99
                                                                                     ------

Total Return                                                                          20.77%*
                                                                                      -------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                                $0.4

Ratios to Average Net Assets (1):
Expenses                                                                               1.20%**
Net investment loss                                                                   (0.75%)**

Portfolio turnover rate                                                                26.0%*

     (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:                                     1.39%**

Ratio of Net Investment Income to Average Net Assets:                                 (0.94%)**


*   Non-annualized

**  Annualized

                        See notes to financial statements

Lord Abbett Growth Opportunities Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class A

                                                                         For the period
                                                                        from May 1, 2001
                                                                         (commencement
                                                                        of operations) to
                                                                           June 30, 2001
                                                                            (Unaudited)
                                                                            -----------

Net Asset Value, beginning of period                                             $9.58
                                                                                 -----

Income from investment operations
           Net investment income                                                    --+
           Net realized and unrealized gains                                      0.07

Total from investment operations                                                  0.07
                                                                                  ----

Net Asset Value, end of period                                                   $9.65
                                                                                 -----

Total Return                                                                      0.73%*
                                                                                  ------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                           $0.2

Ratios to Average Net Assets (1):
Expenses                                                                           0.85%**
Net investment income                                                              0.59%**

Portfolio turnover rate                                                           33.9%*

     (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:                                 9.73%**

Ratio of Net Investment Income to Average Net Assets:                            (8.29%)**


  *   Non-annualized

  **  Annualized

  +   Rounds to less than $0.005 per share

  See notes to financial statements

Lord Abbett Growth Opportunities Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B

                                                                                                   For the period
                                                                                                from  February  12, 2001
                                                                                                    (commencement
                                                                                                  of operations) to
                                                                                                    June 30, 2001
                                                                                                     (Unaudited)
                                                                                                     -----------

Net Asset Value, beginning of period                                                                       $10.00
                                                                                                           ------

              Income from investment operations
                    Net investment income                                                                    0.02
                    Net realized and unrealized losses                                                      (0.38)
                    ----------------------------------                                                      ------

              Total from investment operations                                                              (0.36)
              --------------------------------                                                              ------

Net Asset Value, end of period                                                                              $9.64
                                                                                                            -----

Total Return                                                                                                (3.60%)*
                                                                                                            --------

Ratios/Supplemental Data
         Net Assets, end of period (In millions)                                                             $3.6

         Ratios to Average Net Assets (1):
              Expenses                                                                                       1.10%**
              Net investment income                                                                          0.75%**

         Portfolio turnover rate                                                                             33.9%*

          (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

         Ratio of Operating Expenses to Average Net Assets:                                                   9.98%**

         Ratio of Net Investment Income to Average Net Assets:                                               (8.13%)**
*         Non-annualized
**        Annualized

                             See notes to financial statements

Lord Abbett Growth and Income Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

Class A

                                                                                                              For the period
                                                                                                           from January 8, 1999
                                                              Six months ended           Year ended           (commencement
                                                                June 30, 2001           December 31,         of operations) to
                                                                 (Unaudited)                 2000(a)        December 31, 1999
                                                                 -----------                 -------        -----------------

Net Asset Value, beginning of period                                  $26.82                 $24.071               $21.603
                                                                      ------                 -------               -------

Income from investment operations
         Net investment income                                          0.03                   0.335                 0.274
         Net realized and unrealized gains (losses)                    (1.15)                  3.086                 2.194
         ------------------------------------------                    ------                  -----                 -----

Total from investment operations                                       (1.12)                  3.421                 2.468
                                                                       ------                  -----                 -----

Distributions
         Dividends from net investment income                          (0.22)                (0.283)                    --
         Distributions from net realized gains                            --                 (0.229)                    --
         Distributions in excess of net realized gains                    --                 (0.164)                    --
         ---------------------------------------------                    --                 -------                    --

Total distributions                                                    (0.22)                (0.676)                    --
                                                                       ------                -------                    --

Net Asset Value, end of period                                        $25.48                 $26.816               $24.071
                                                                      ------                 -------               -------

Total Return                                                           (4.15%)*                14.68%                11.38%*
                                                                       --------                ------                -------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                             $1,302.8                  $944.6                $887.0

Ratios to Average Net Assets :
Expenses                                                                0.62%**                 0.70%                 0.70%**
Net investment income                                                   1.09%**                 1.32%                 1.24%**

Portfolio turnover rate                                                 38.9%*                  51.7%                 70.8%*
(a) For the year ended  December  31, 2000,  the Funds were audited by Deloitte & Touche LLP.  Each of the previous years were audited by other auditors.


*      Non-annualized

**     Annualized

                             See notes to financial statements

Lord Abbett Growth and Income Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B

                                                                                         For the period
                                                                                      from March 22, 2001
                                                                                          (commencement
                                                                                        of operations) to
                                                                                          June 30, 2001
                                                                                          -------------

Net Asset Value, beginning of period                                                          $23.59
                                                                                              ------

           Income from investment operations
                 Net investment income                                                          0.03
                 Net realized and unrealized gains                                              2.07
                 ---------------------------------                                              ----

           Total from investment operations                                                     2.10
           --------------------------------                                                     ----

           Distributions
                 Dividends from net investment income                                          (0.02)
                 Distributions in excess of net investment income                              (0.20)
                 ------------------------------------------------                              ------

           Total distributions                                                                 (0.22)
           -------------------                                                                 ------

Net Asset Value, end of period                                                                $25.47
                                                                                              ------

Total Return                                                                                     8.93%*
                                                                                                 ------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                                       $11.6

Ratios to Average Net Assets:
           Expenses                                                                              0.89%**
           Net investment income                                                                 0.89%**

Portfolio turnover rate                                                                        38.9%*
*      Non-Annualized

**     Annualized


                             See notes to financial statements

Firstar Balanced Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

Class A


                                                                                                                  For the period
                                                                                                                from July 1, 1997
                                                      Six months ended   Year ended    Year ended  Year ended    (commencement of
                                                       June 30, 2001     December 31, December 31, December 31,   operations) to
                                                     (Unaudited)(a)(b)     2000(c)      1999         1998       December 31, 1997
                                                     -----------------     -------      ----         ----       -----------------

Net Asset Value, beginning of period                            $11.46     $11.858       $11.398      $10.389       $10.000
                                                                ------     -------       -------      -------       -------

Income from investment operations
        Net investment income                                     0.10       0.275         0.232        0.223         0.123
        Net realized and unrealized gains (losses)              (0.28)      (0.070)        0.581        1.152         0.477
        ------------------------------------------              ------      -------        -----        -----         -----

Total from investment operations                                (0.18)       0.205         0.813        1.375         0.600
                                                                ------       -----         -----        -----         -----

Distributions
        Dividends from net investment income                       --       (0.276)       (0.233)     (0.222)        (0.124)
        Distributions in excess of net investment
            income                                                 --       (0.001)           --          --             --
        Distributions from net realized gains                      --           --        (0.120)     (0.144)        (0.087)
        Distributions in excess of net realized
            gains                                                  --       (0.329)           --          --             --
            -----                                                  --       -------           --          --             --

Total distributions                                                --       (0.606)       (0.353)     (0.366)        (0.211)
                                                                   --       -------       -------     -------        -------

Net Asset Value, end of period                                  $11.28     $11.457       $11.858      $11.398       $10.389
                                                                ------     -------       -------      -------       -------

Total Return                                                 (1.57%)*         1.73%         7.14%       13.31%         6.01%*
                                                             --------         -----         -----       ------         ------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                          $8.4         $9.6          $9.7         $4.6          $1.5

Ratios to Average Net Assets (1):
Expenses                                                         1.10%**      1.10%         1.10%        1.10%         1.10%**
Net investment income                                            1.84%**      2.30%         2.52%        2.54%         2.74%**

Portfolio turnover rate                                           26.4%*      39.3%         27.4%        36.0%         13.6%*

           (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

         Ratio of Operating Expenses to Average Net
         Assets:                                                  2.11%**     1.91%         2.06%        3.08%          3.81%**
         Ratio of Net Investment Income to Average Net Assets:    0.83%**     1.48%         1.56%        0.56%          0.03%**


(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001, was to decrease net investment income per share by $.01, increase net realized and unrealized gains by $.01 and decrease the ratio of net investment income to average net assets from 1.94% to 1.84%.

(b) Net investment income per share was computed using the average share method.

(c) For the year ended December 31, 2000, the Funds were audited by Deloitte & Touche LLP. Each of the previous years were audited by other auditors.

*      Non-annualized

**     Annualized

                             See notes to financial statements

Firstar Equity Income Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

Class A


                                                                                                                  For the period
                                                                                                                from July 1, 1997
                                                     Six months ended   Year ended   Year ended    Year ended    (commencement of
                                                       June 30, 2001     December 31, December 31,  December 31,   operations) to
                                                         (Unaudited)       2000(a)      1999         1998        December 31, 1997
                                                         -----------       -------      ----         ----        -----------------
Net Asset Value, beginning of period                          $12.59       $11.169       $11.626      $11.047        $10.000
                                                              ------       -------       -------      -------        -------

Income from investment operations
         Net investment income                                  0.07         0.184         0.194        0.167          0.074
         Net realized and unrealized gains (losses)           (0.07)         1.452         0.107        0.862          1.192
         ------------------------------------------           ------         -----         -----        -----          -----

Total from investment operations                                 --          1.636         0.301        1.029          1.266
                                                                 --          -----         -----        -----          -----

Distributions
         Dividends from net investment income                 (0.01)        (0.179)       (0.190)     (0.167)         (0.074)
         Distributions from net realized gains                   --             --        (0.568)     (0.283)         (0.145)
         Distributions in excess of net realized gains           --         (0.038)           --          --              --
         ---------------------------------------------           --         -------           --          --              --

Total distributions                                           (0.01)        (0.217)       (0.758)     (0.450)         (0.219)
                                                              ------        -------       -------     -------         -------

Net Asset Value, end of period                                $12.58       $12.588       $11.169      $11.626        $11.047
                                                              ------       -------       -------      -------        -------

Total Return                                                  (0.04%)*       14.64%         2.51%        9.35%         12.69%*
                                                              --------       ------         -----        -----         -------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                         $5.7          $7.4          $7.0         $4.7           $1.7

Ratios to Average Net Assets (1):
         Expenses                                               1.10%**       1.10%         1.10%        1.10%          1.10%**
         Net investment income                                  0.91%**       1.53%         1.85%        1.79%          1.65%**

Portfolio turnover rate                                          2.7%*        31.9%         58.8%        79.4%          17.9%*

           (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

         Ratio of Operating Expenses to Average Net
         Assets:                                                2.43%**       2.15%         2.23%        2.69%          3.58%**

         Ratio of Net Investment Income to Average Net
         Assets:                                              (0.42%)**       0.48%         0.72%        0.20%         (0.83%)**
(a) For the year ended  December  31, 2000,  the Funds were audited by Deloitte & Touche LLP.  Each of the previous years were audited by other auditors.


*      Non-annualized

**     Annualized

                             See notes to financial statements

Firstar Growth & Income Equity Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the periods indicated

Class A


                                                                                                                    For the period
                                                                                                                  from July 1, 1997
                                                       Six months ended   Year ended   Year ended    Year ended    (commencement of
                                                        June 30, 2001     December 31, December 31,  December 31,   operations) to
                                                           (Unaudited)       2000(a)      1999         1998        December 31, 1997
                                                           -----------       -------      ----         ----        -----------------
Net Asset Value, beginning of period                            $12.50     $13.788      $11.995     $10.710         $10.000
                                                                ------     -------      -------     -------         -------

Income from investment operations
         Net investment income                                    0.02       0.039        0.049       0.057           0.033
         Net realized and unrealized gains (losses)             (1.34)      (0.807)       1.890       1.538           0.793
         ------------------------------------------             ------      -------       -----       -----           -----

Total from investment operations                                (1.32)      (0.768)       1.939       1.595           0.826
                                                                ------      -------       -----       -----           -----

Distributions
         Dividends from net investment income                     --+       (0.039)      (0.049)    (0.058)          (0.032)
         Distributions from net realized gains                  (0.45)      (0.479)      (0.097)    (0.252)          (0.084)
         -------------------------------------                  ------      -------      -------    -------          -------

Total distributions                                             (0.45)      (0.518)      (0.146)    (0.310)          (0.116)
                                                                ------      -------      -------    -------          -------

Net Asset Value, end of period                                  $10.73     $12.502      $13.788     $11.995         $10.710
                                                                ------     -------      -------     -------         -------

Total Return                                                   (10.56%)*     (5.66%)      16.17%      14.95%           8.26%*
                                                               ---------     -------      ------      ------           ------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                          $12.3       $15.1        $16.4        $9.1            $2.4

Ratios to Average Net Assets (1):
         Expenses                                                 1.10%**     1.10%        1.10%       1.10%           1.10%**
         Net investment income                                    0.26%**     0.29%        0.45%       0.65%           0.87%**

Portfolio turnover rate                                           27.5%*     106.4%        37.8%       57.5%           18.1%*

           (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

         Ratio of Operating Expenses to Average Net
         Assets:                                                  1.75%**     1.56%        1.59%       2.00%           3.51%**

         Ratio of Net Investment Income to Average Net
         Assets:                                                (0.39%)**    (0.17%)      (0.04%)    (0.25%)          (1.54%)**
(a) For the year ended  December  31, 2000,  the Funds were audited by Deloitte & Touche LLP.  Each of the previous years were audited by other auditors.


*      Non-annualized

**     Annualized

+      Rounds to less than $0.005 per share

                             See notes to financial statements

Janus Aggressive Growth Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B

                                                                                               For the period
                                                                                          from February 12, 2001
                                                                                                (commencement
                                                                                              of operations) to
                                                                                                June 30, 2001
                                                                                              (Unaudited)(a)(b)
                                                                                              -----------------

Net Asset Value, beginning of period                                                                    $10.00
                                                                                                        ------

Income from investment operations
          Net investment income                                                                           0.01
          Net realized and unrealized losses                                                             (1.71)
          ----------------------------------                                                             ------

Total from investment operations                                                                         (1.70)
                                                                                                         ------

Net Asset Value, end of period                                                                           $8.30
                                                                                                         -----

Total Return                                                                                            (17.00%)*
                                                                                                        ---------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                                                   $6.0

Ratios to Average Net Assets (1):
          Expenses                                                                                         1.10%**
          Net investment income                                                                            0.21%**

Portfolio turnover rate                                                                                   42.5%*

       (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:                                                         6.52%**

Ratio of Net Investment Income to Average Net Assets:                                                    (5.21%)**
*      Non-annualized

**     Annualized


(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ending June 30, 2001, was to decrease net investment income per share by less than $.01, increase net realized and unrealized gains by less than $.01 and decrease the ratio of net investment income from 0.22% to 0.21%.

(b) Net investment income per share was calculated using average shares outstanding.

                        See notes to financial statements

MFS Mid Cap Growth Portfolio
FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class A

                                                                                                   For the period
                                                                                                  from May 1, 2001
                                                                                                   (commencement
                                                                                                  of operations) to
                                                                                                     June 30, 2001
                                                                                                      (Unaudited)
Net Asset Value, beginning of period                                                                       $9.76
                                                                                                           -----

Income from investment operations
          Net investment income                                                                               --+
          Net realized and unrealized losses                                                               (0.25)
          ----------------------------------                                                               ------

Total from investment operations                                                                           (0.25)
                                                                                                           ------

Net Asset Value, end of period                                                                             $9.51
                                                                                                           -----

Total Return                                                                                               (2.56%)*
                                                                                                           --------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                                                     $2.8

Ratios to Average Net Assets (1):
          Expenses                                                                                           0.80%**
          Net investment income                                                                              0.08%**

Portfolio turnover rate                                                                                     30.0%*

     (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:                                                           5.35%**

Ratio of Net Investment Income to Average Net Assets:                                                      (4.47%)**


*      Non-annualized

**     Annualized

+      Rounds to less than $0.005 per share

                             See notes to financial statements

MFS Mid Cap Growth Portfolio

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B

                                                                                                     For the period
                                                                                                 from February 12, 2001
                                                                                                (commencement of operations) to
                                                                                                      June 30, 2001
                                                                                                       (Unaudited)
                                                                                                       -----------

Net Asset Value, beginning of period                                                                        $10.00
                                                                                                            ------

          Income from investment operations
              Net investment income                                                                           0.01
              Net realized and unrealized losses                                                             (0.51)
              ----------------------------------                                                             ------

          Total from investment operations                                                                   (0.50)
          --------------------------------                                                                   ------

Net Asset Value, end of period                                                                               $9.50
                                                                                                             -----

Total Return                                                                                                 (5.00%)*
                                                                                                             --------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                                                       $7.0

Ratios to Average Net Assets (1):
          Expenses                                                                                            1.05%**
          Net investment income                                                                               0.27%**

Portfolio turnover rate                                                                                       30.0%*

     (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:                                                            5.60%**

Ratio of Net Investment Income to Average Net Assets:                                                        (4.28%)**


*   Non-annualized

**  Annualized

                        See notes to financial statements

MFS Research International Portfolio

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class A

                                                                                                    For the period
                                                                                                  from May 1, 2001
                                                                                                    (commencement
                                                                                                   of operations) to
                                                                                                     June 30, 2001
                                                                                                     -------------

Net Asset Value, beginning of period                                                                       $9.55
                                                                                                           -----

          Income from investment operations
              Net investment income                                                                         0.01
              Net realized and unrealized losses                                                           (0.41)
              ----------------------------------                                                           ------

          Total from investment operations                                                                 (0.40)
          --------------------------------                                                                 ------

Net Asset Value, end of period                                                                             $9.15

Total Return                                                                                               (4.19%)*

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                                                     $1.0

Ratios to Average Net Assets (1):
          Expenses                                                                                          1.00%**
          Net investment income                                                                             1.07%**

Portfolio turnover rate                                                                                     42.6%*

       (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:                                                          7.39%**

Ratio of Net Investment Income to Average Net Assets:                                                      (5.32%)**


*      Non-annualized

**     Annualized

                             See notes to financial statements

MFS Research International Portfolio

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B

                                                                                                         For the period
                                                                                                     from February 12, 2001
                                                                                                (commencement of operations) to
                                                                                                          June 30, 2001
                                                                                                           (Unaudited)
                                                                                                           -----------

Net Asset Value, beginning of period                                                                          $10.00
                                                                                                              ------

          Income from investment operations
              Net investment income                                                                             0.04
              Net realized and unrealized losses                                                               (0.89)
              ----------------------------------                                                               ------

          Total from investment operations                                                                     (0.85)
          --------------------------------                                                                     ------

Net Asset Value, end of period                                                                                 $9.15
                                                                                                               -----

Total Return                                                                                                   (8.50%)*
                                                                                                               --------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                                                         $6.2

Ratios to Average Net Assets (1):
          Expenses                                                                                              1.25%**
          Net investment income                                                                                 1.34%**

Portfolio turnover rate                                                                                         42.6%*

       (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:                                                                7.64%**

Ratio of Net Investment Income to Average Net Assets:                                                           (5.05%)**

*      Non-annualized

**     Annualized

                             See notes to financial statements

Oppenheimer Capital Appreciation Portfolio

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B

                                                                                                     For the period
                                                                                                from February 12, 2001
                                                                                             (commencement of operations) to
                                                                                                     June 30, 2001
                                                                                                   (Unaudited)(a)(b)
                                                                                                   -----------------

Net Asset Value, beginning of period                                                                      $10.00
                                                                                                          ------

          Income from investment operations
              Net investment income                                                                         0.02
              Net realized and unrealized losses                                                           (0.67)
              ----------------------------------                                                           ------

          Total from investment operations                                                                 (0.65)
          --------------------------------                                                                 ------

Net Asset Value, end of period                                                                             $9.35
                                                                                                           -----

Total Return                                                                                               (6.50%)*
                                                                                                           --------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                                                     $5.6

Ratios to Average Net Assets (1):
          Expenses                                                                                          1.00%**
          Net investment income                                                                             0.51%**

Portfolio turnover rate                                                                                     17.7%*

       (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:                                                           8.69%**

Ratio of Net Investment Income to Average Net Assets:                                                       (7.18%)**


  *   Non-annualized

  **  Annualized

(a) As required, effective January 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended June 30, 2001, was to decrease net investment income per share by less than $.01, increase net realized and unrealized gains by less than $.01 and decrease the ratio of net investment income by less than .01%.

(b) Net investment income per share was calculated using average shares outstanding.

                        See notes to financial statements

PIMCO Money Market Portfolio

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B

                                                                                                      For the period
                                                                                                   from February 12, 2001
                                                                                                (commencement of operations) to
                                                                                                        June 30, 2001
                                                                                                        ------------

Net Asset Value, beginning of year                                                                             $1.00
                                                                                                               -----

          Income from investment operations
              Net investment income                                                                             0.02
              ---------------------                                                                             ----

          Total from investment operations                                                                      0.02
          --------------------------------                                                                      ----

          Distributions
              Dividends from net investment income                                                            (0.02)

          Total distributions                                                                                 (0.02)

Net Asset Value, end of year                                                                                   $1.00

Total Return                                                                                                    1.56%*

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                                                         $5.2

Ratios to Average Net Assets (1):
          Expenses                                                                                              0.75%**
          Net investment income                                                                                 4.04%**

Portfolio turnover rate                                                                                          N/A

       (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:                                                               7.30%**

Ratio of Net Investment Income to Average Net Assets:                                                           (2.51%)**


*      Non-annualized

**     Annualized

                             See notes to financial statements

PIMCO Total Return Portfolio

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class A

                                                                                                      For the period
                                                                                                      from May 1, 2001
                                                                                                (commencement of operations) to
                                                                                                         June 30, 2001
                                                                                                       (Unaudited)(a)(b)
                                                                                                       -----------------

Net Asset Value, beginning of period                                                                        $10.03
                                                                                                            ------

          Income from investment operations
              Net investment income                                                                           0.06
              Net realized and unrealized gains                                                               0.04

          Total from investment operations                                                                    0.10

Net Asset Value, end of period                                                                              $10.13

Total Return                                                                                                  1.00%*

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                                                       $4.8

Ratios to Average Net Assets (1):
          Expenses                                                                                            0.65%**
          Net investment income                                                                               3.57%**

Portfolio turnover rate                                                                                      239.8%*

       (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:                                                            4.17%**

Ratio of Net Investment Income to Average Net Assets:                                                         0.05%**


*      Non-annualized

**     Annualized


(a) As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended June 30, 2001, was to decrease net investment income per share by less than $.01, increase net realized and unrealized gains by less than $.01 and decrease the ratio of net investment income from 3.83% to 3.57%.

(b) Net investment income per share was calculated using average shares outstanding.

                        See notes to financial statements

PIMCO Total Return Portfolio

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B

                                                                                                        For the period
                                                                                                     from February 12, 2001
                                                                                                (commencement of operations) to
                                                                                                        June 30, 2001
                                                                                                       (Unaudited)(a)(b)
                                                                                                       -----------------

Net Asset Value, beginning of period                                                                          $10.00
                                                                                                              ------

          Income from investment operations
              Net investment income                                                                             0.16
              Net realized and unrealized losses                                                              (0.05)
              ----------------------------------                                                              ------

          Total from investment operations                                                                      0.11
          --------------------------------                                                                      ----

Net Asset Value, end of period                                                                                $10.11
                                                                                                              ------

Total Return                                                                                                    1.10%*
                                                                                                                ------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                                                         $9.5

Ratios to Average Net Assets (1):
          Expenses                                                                                              0.90%**
          Net investment income                                                                                 4.09%**

Portfolio turnover rate                                                                                        239.8%*

       (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:                                                               4.42%**

Ratio of Net Investment Income to Average Net Assets:                                                            0.57%**


*      Non-annualized

**     Annualized


(a) As required, effective January 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the period ended June 30, 2001, was to decrease net investment income per share by less than $.01, increase net realized and unrealized gains by less than $.01 and decrease the ratio of net investment income from 4.20 % to 4.09%.

(b) Net investment income per share was calculated using average shares outstanding.

                        See notes to financial statements

PIMCO Innovation Portfolio

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class A

                                                                                                      For the period
                                                                                                     from May 1, 2001
                                                                                              (commencement of operations) to
                                                                                                      June 30, 2001
                                                                                                       (Unaudited)
                                                                                                       -----------

Net Asset Value, beginning of period                                                                        $8.06
                                                                                                            -----

          Income from investment operations
              Net investment income                                                                            --+
              Net realized and unrealized losses                                                            (0.46)
              ----------------------------------                                                            ------

          Total from investment operations                                                                  (0.46)
          --------------------------------                                                                  ------

Net Asset Value, end of period                                                                              $7.60
                                                                                                            -----

Total Return                                                                                                (5.71%)*
                                                                                                            --------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                                                      $2.4

Ratios to Average Net Assets (1):
          Expenses                                                                                           1.10%**
          Net investment income                                                                              0.63%**

Portfolio turnover rate                                                                                      69.9%*

       (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:                                                           8.65%**

Ratio of Net Investment Income to Average Net Assets:                                                       (6.92%)**


*      Non-annualized

**     Annualized

+      Rounds to less than $0.005 per share

                             See notes to financial statements

PIMCO Innovation Portfolio

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B

                                                                                                       For the period
                                                                                                   from February 12, 2001
                                                                                                (commencement of operations) to
                                                                                                        June 30, 2001
                                                                                                          (Unaudited)
                                                                                                          -----------

Net Asset Value, beginning of period                                                                           $10.00
                                                                                                               ------

          Income from investment operations
              Net investment income                                                                              0.01
              Net realized and unrealized losses                                                                (2.42)
              ----------------------------------                                                                ------

          Total from investment operations                                                                      (2.41)
          --------------------------------                                                                      ------

Net Asset Value, end of period                                                                                  $7.59
                                                                                                                -----

Total Return                                                                                                   (24.10%)*
                                                                                                               ---------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                                                          $4.5

Ratios to Average Net Assets (1):
          Expenses                                                                                               1.35%**
          Net investment income                                                                                  0.65%**

Portfolio turnover rate                                                                                          69.9%*

       (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:                                                               8.90%**

Ratio of Net Investment Income to Average Net Assets:                                                           (6.90%)**


*      Non-annualized

**     Annualized

                             See notes to financial statements

Met/Putnam Research Portfolio

FINANCIAL HIGHLIGHTS

For a share held throughout the period indicated

Class B

                                                                                                     For the period
                                                                                                 from February 12, 2001
                                                                                              (commencement of operations) to
                                                                                                     June 30, 2001
                                                                                                       (Unaudited)
                                                                                                       -----------

Net Asset Value, beginning of period                                                                        $10.00
                                                                                                            ------

          Income from investment operations
              Net investment income                                                                           0.01
              Net realized and unrealized losses                                                             (1.01)
              ----------------------------------                                                             ------

          Total from investment operations                                                                   (1.00)
          --------------------------------                                                                   ------

Net Asset Value, end of period                                                                               $9.00
                                                                                                             -----

Total Return                                                                                                (10.00%)*
                                                                                                            ---------

Ratios/Supplemental Data
Net Assets, end of period (In millions)                                                                      $14.7

Ratios to Average Net Assets (1):
          Expenses                                                                                            1.10%**
          Net investment income                                                                               0.41%**

Portfolio turnover rate                                                                                       68.8%*

       (1) If certain expenses had not been reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

Ratio of Operating Expenses to Average Net Assets:                                                            3.21%**

Ratio of Net Investment Income to Average Net Assets:                                                        (1.70%)**


*      Non-annualized

**     Annualized

                             See notes to financial statements

                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2001 (Unaudited)

1. Organization

Met Investors Series Trust (the Trust) is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the 1940 Act). The Trust offers twenty-three diversified portfolios (each, a "Portfolio" and collectively, the "Portfolios") each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2001, the Portfolios included in the Trust are as follows: J.P. Morgan Small Cap Stock Portfolio, J.P. Morgan Quality Bond Portfolio, J.P. Morgan Select Equity Portfolio, J.P. Morgan Enhanced Index Portfolio (formerly J.P Morgan Large Cap Stock Portfolio), J.P. Morgan International Equity Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Mid-Cap Value Portfolio, Lord Abbett Developing Growth Portfolio, Lord Abbett Growth Opportunities Portfolio, Lord Abbett Growth and Income Portfolio, Firstar Balanced Portfolio, Firstar Equity Income Portfolio, Firstar Growth & Income Equity Portfolio, Janus Aggressive Growth Portfolio, MFS Mid Cap Growth Portfolio, MFS Research International Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Money Market Portfolio, PIMCO Total Return Portfolio, PIMCO Innovation Portfolio, Met/Putnam Research Portfolio, BlackRock Equity Portfolio and the BlackRock U.S. Government Income Portfolio. The BlackRock Equity Portfolio and the BlackRock U.S. Government Income Portfolio are reported separately in Financial Statements dated July 31, 2001.

The Trust offers three classes of shares: Class A Shares are offered by all Portfolios with the exception of the Janus Aggressive Growth Portfolio, the Oppenheimer Capital Appreciation Portfolio, the PIMCO Money Market Portfolio and the Met/Putnam Research Portfolio. Class B Shares are offered by all Portfolios with the exception of the Firstar Balanced Portfolio, the Firstar Equity Income Portfolio and the Firstar Growth and Income Equity Portfolio. Class E Shares are scheduled to be made available August 31, 2001 and will be offered by the MFS Mid Cap Growth Portfolio, the MFS Research International Portfolio, the PIMCO Total Return Portfolio and the PIMCO Innovation Portfolio. The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is an indirect wholly-owned subsidiary of Metropolitan Life Insurance Company.

The Trust's Distribution Agreements with respect to the Class A and Class B shares were approved by the Board of Trustees at a board meeting held on December 7, 2000. The Trust's Distribution Agreement with respect to Class E shares was approved at a board meeting held on April 23 and April 24, 2001. The Distributor or its affiliates for the Class A shares will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants. Pursuant to the Class B and Class E Distribution Plans, the Trust compensates the Distributor from assets attributable to the Class B and Class E shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of the Trust's Class B and Class E shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class B and Class E shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the Class B and Class E shares. The Class B and Class E Distribution Plans provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% and 0.25% of the average daily net assets of a Portfolio attributable to its Class B and Class E shares, respectively, in respect to activities primarily intended to result in the sale of Class B and Class E shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of a Portfolio attributable to its' Class B and Class E shares, respectively. Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E shares for such entities' fees or expenses incurred or paid in that regard. Shares of each Class of the Portfolios represent an equal pro rata interest in the Portfolios and generally give the shareholder the same voting, dividend, liquidation, and other rights.

At a special meeting of shareholders held on January 26, 2001, the shareholders of the COVA Series Trust approved the reorganization of the Funds of the COVA Series Trust as Portfolios of Met Investors Series Trust ("MIT") pursuant to an Agreement and Plan of Reorganization between MIT and COVA Series Trust dated as of December 8, 2000. At a special meeting of shareholders held on January 26, 2001, the shareholders of Security First Trust approved the reorganization of the Series of the Security First Trust as Portfolios of MIT pursuant to an Agreement and Plan of Reorganization between MIT and Security First Trust dated as of December 8, 2000. MIT was established under an Agreement and Declaration of Trust dated as of July 27, 2000.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2001 (Unaudited)

2. Significant Accounting Policies - continued

A. Security Valuation - Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. If there was no sale on such day, the securities are valued at the mean between the most recently quoted bid and asked prices. Investments in securities not listed on a securities exchange are valued based on their last quoted bid price or, if not available, their fair value as determined in good faith by the Board of Trustees. Domestic fixed income investments are stated at values using the mean between the most recently quoted bid and asked prices. Foreign fixed income securities are valued at their sale price as of the close of the securities exchange on which the securities are listed. If such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees are used. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value.

Under the amortized cost method, investments are recorded at cost and any discount or premium is accreted or amortized, respectively, on a constant yield to maturity basis to the maturity of the investment. Value on any given date equals original cost plus or minus accreted discount or amortized premium, respectively, to that date. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued at forward rates and are marked-to-market daily.

B. Change in Accounting Policy - Effective January 1, 2001, the Portfolios adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities using the constant yield to maturity method. Prior to January 1, 2001, the Portfolios did not amortize premiums on securities purchased. The cumulative effect of this accounting change had no impact on the total net assets of the Portfolios but resulted in the following reclassification of the components of net assets as of January 1, 2001, based on securities held by the Portfolios as of that date:

                                                     Net Unrealized                        Accumulated
                                                      Appreciation/                    Undistributed Net
Portfolio                                            (Depreciation)                    Investment Income
                                                     --------------                    -----------------

J.P. Morgan Quality Bond Portfolio                           $27,952                            $(27,952)
J.P. Morgan Enhanced Index Portfolio                             $20                                $(20)
Lord Abbett Bond Debenture Portfolio                        $242,642                           $(242,642)
Firstar Balanced Portfolio                                   $18,788                            $(18,788)


The effect of this change for the period ended June 30, 2001, was to decrease net investment income, increase net unrealized appreciation (depreciation) and increase undistributed net realized gain (loss) by the following reclassification. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in policy.

                                                  Net Unrealized                Accumulated            Accumulated
                                                  Appreciation/              Undistributed Net      Undistributed Net
Portfolio                                         (Depreciation)             Investment Income      Realized Gain/Loss
---------                                         --------------             -----------------      ------------------

J.P. Morgan Quality Bond Portfolio                     $16,986                    $(48,212)                      $31,226
J.P. Morgan Select Equity Portfolio                     $4,453                     $(4,453)                         $ --
J.P. Morgan Enhanced Index Portfolio                      $394                       $(406)                          $12
Lord Abbett Bond Debenture Portfolio                   $20,392                   $(101,272)                      $80,880
Firstar Balanced Portfolio                              $2,448                     $(4,458)                       $2,010
Janus Aggressive Growth Portfolio                          $31                       $(100)                          $69
Oppenheimer Capital Appreciation Portfolio                 $75                        $(75)                         $ --
PIMCO Total Return Portfolio                            $1,701                     $(3,249)                       $1,548


C. Security Transactions - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2001 (Unaudited)

2. Significant Accounting Policies - continued

D. Investment Income and Expenses - Dividend income is recorded on the ex-dividend date, or in the case of some foreign securities, on the date thereafter when the Portfolio is made aware of the dividend. Interest income and expenses are recorded when earned or incurred, respectively. Foreign income and foreign capital gains realized on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

E. Federal Income Taxes - The Trust's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, to its shareholders. Accordingly, the Portfolios have not recorded a provision for federal income taxes. In addition, any Portfolios subject to federal excise tax regulations will distribute substantially all of their net investment income and net capital gains, if any, in each calendar year in order to avoid the payment of federal excise taxes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences. For the J.P. Morgan Enhanced Index Portfolio, J.P. Morgan Quality Bond Portfolio, J.P. Morgan International Equity Portfolio, PIMCO Total Return Portfolio, MFS Mid Cap Growth Portfolio, and MFS Research International Portfolio, net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of timing differences related to open futures at year end.

The Portfolios utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2000, the accumulated capital loss carryforwards and expiration dates by Portfolio were as follows: J.P. Morgan Quality Bond Portfolio: $3,023,092 expiring in 2007 and $2,305,867 expiring in 2008, Lord Abbett Bond Debenture Portfolio: $2,276,221 expiring in 2007 and $889,407 expiring in 2008, J.P. Morgan Enhanced Index
Portfolio: $4,533,984 expiring in 2008, Lord Abbett Developing Growth Portfolio:
$1,934,268 expiring in 2008, and Lord Abbett Growth and Income Portfolio:
$5,818,547 expiring in 2008.

F. Distribution of Income and Gains - The Portfolios annually declare, pay and automatically reinvest dividends from net investment income and distributions of any net realized capital gains.

G. Derivatives - A derivative financial instrument, in general terms, is a security whose value is "derived" from the value of an underlying asset, reference rate or index. The Portfolios primarily use derivative instruments to protect against possible changes in the market value of their investments. All of the Portfolios' holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation of investments. Upon disposition, a realized gain or loss is recognized accordingly.

The primary risks associated with the use of these financial instruments for hedging purposes are the possibility of (a) an imperfect correlation between the change in market value of the hedged securities held by the Portfolios and the change in market value of these financial instruments, and (b) an illiquid market. As a result, the use of these financial instruments may involve, to a varying degree, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The following are brief descriptions of derivative instruments the Portfolios may hold.

a. Futures Contracts - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolios are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

b. Options Contracts - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolios to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less the cost of the option. When

                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2001 (Unaudited)

2. Significant Accounting Policies - continued

the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised this loss can be greater than premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

c. Forward Foreign Currency Contracts - The Portfolios may enter into forward foreign currency contracts to hedge their Portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

H. Security Lending - The Portfolios may lend their securities to certain qualified brokers. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Portfolios may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower fail financially. The Portfolios receive compensation for lending their securities.

Each Portfolio receives transaction fees for providing services in connection with the securities lending program. The risks to the Portfolios of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

I. Foreign Currency Translation - Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

J. Interest Rate Transactions - Among the strategic transactions into which the Portfolios may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index

                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2001 (Unaudited)

2. Significant Accounting Policies - continued

exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

K. Short Sales - A Portfolio, in "selling short", sells borrowed securities which must at some date be returned to the lender. A Portfolio may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal amount of securities sold short.

L. Repurchase Agreements - The Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

M. Reverse Repurchase Agreements - The Portfolios may enter into reverse repurchase agreements with selected commercial banks or broker-dealers. In a reverse repurchase agreement, the Portfolio sells securities as collateral and agrees to repurchase them at a mutually agreed upon date and price. This practice is the equivalent of borrowing using the securities as collateral and can create leverage. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities but pays interest to the counter-party based upon competitive market rates at the time of issuance. At the time the Portfolio enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing liquid assets having a value not less than the repurchase price (including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the collateral securities to be repurchased by the Portfolio may be delayed or limited.

3. Investment Management Agreement and Other Transactions with Affiliates

The Trust is managed by Met Investors Advisory Corp. (the "Manager") (formerly known as Security First Investment Management Corporation) which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. The Manager has entered into advisory agreements with J.P. Morgan Investment Management Inc., Lord Abbett & Co., U.S. Bancorp Piper Jaffray Asset Management Inc. (as successor to Firstar Investment Research and Management Company, LLC), Pacific Investment Management Co. (PIMCO) LLC, PIMCO Equity Advisors, Massachusetts Financial Services Co., Putnam Investment Management LLC, Janus Capital Corp. and OppenheimerFunds Inc. (the "Advisers") for investment advisory services in connection with the investment management of the Portfolios.

Subject to the supervision and direction of the Trustees of the Trust, the Manager supervises the Advisers and has full discretion with respect to the retention or renewal of the advisory agreements. The Manager pays the Advisers and bears the cost of compensating officers of the Trust.

Under the terms of the Portfolios' investment advisory agreement, the Portfolios pay the Manager a monthly fee based upon annual rates applied to each of the Portfolios' average daily net assets as follows:


Portfolio                                         Average Daily Net Assets%                          Per Annum
---------                                         -------------------------                          ---------

J.P. Morgan Small Cap Stock Portfolio             All                                                  0.85%
J.P. Morgan Quality Bond Portfolio                First $75 Million                                    0.55%
                                                  Over $75 Million                                     0.50%
J.P. Morgan Select Equity Portfolio               First $50 Million                                    0.65%
                                                  Over $50 Million                                     0.60%
J.P. Morgan Enhanced Index Portfolio              First $50 Million                                    0.60%
                                                  Over $50 Million                                     0.55%
J.P. Morgan International Equity Portfolio        First $50 Million                                    0.80%
                                                  Over $50 Million up to $350 Million                  0.75%
                                                  Over $350 Million                                    0.70%
Lord Abbett Bond Debenture Portfolio              All                                                  0.60%


                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2001 (Unaudited)

3. Investment Management Agreement and Other Transactions with Affiliates - continued


Portfolio                                         Average Daily Net Assets%                            Per Annum
---------                                         -------------------------                            ---------

Lord Abbett Mid-Cap Value Portfolio               First $200 Million                                0.70%
                                                  Over $200 Million up to $500
                                                  Million                                           0.65%
                                                  Over $500 Million                                 0.625%
Lord Abbett Developing Growth Portfolio           All                                               0.75%
Lord Abbett Growth Opportunites
Portfolio                                         First $200 Million                                0.70%
                                                  Over $200 Million up to $500
                                                  Million                                           0.65%
                                                  Over $500 Million                                 0.625%
Lord Abbett Growth and Income
Portfolio                                         First $800 Million                                0.60%
                                                  Over $800 Million up to $2 Billion                0.55%
                                                  Over $2 Billion                                   0.50%
Firstar Balanced Portfolio                        All                                               1.00%
Firstar Equity Income Portfolio                   All                                               1.00%
Firstar Growth & Income Equity Portfolio          All                                               1.00%
Janus Aggressive Growth Portfolio                 First $100 Million                                0.80%
                                                  Over $100 Million up to $500
                                                  Million                                           0.75%
                                                  Over $500 Million                                 0.70%
MFS Mid Cap Growth Portfolio                      First $150 Million                                0.65%
                                                  Over $150 Million up to $300
                                                  Million                                           0.625%
                                                  Over $300 Million                                 0.60%
MFS Research International Portfolio              First $200 Million                                0.80%
                                                  Over $200 Million up to $500
                                                  Million                                           0.75%
                                                  Over $500 Million up to $1 Billion                0.70%
                                                  Over $1 Billion                                   0.65%
Oppenheimer Capital Appreciation
Portfolio                                         First $150 Million                                0.65%
                                                  Over $150 Million up to $300
                                                  Million                                           0.625%
                                                  Over $300 Million to $500 Million                 0.60%
                                                  Over $500 Million                                 0.55%
PIMCO Money Market Portfolio                      All                                               0.40%
PIMCO Total Return Portfolio                      All                                               0.50%
PIMCO Innovation Portfolio                        All                                               1.05%
Met/Putnam Research Portfolio                     First $250 Million                                0.80%
                                                  Over $250 Million                                 0.75%


The Trust has entered into Custodian, Administration and Transfer Agency and Service Agreements with Investors Bank & Trust Company ("Investors Bank").

                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2001 (Unaudited)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

MetLife Investors Variable Annuity Account One, MetLife Investors Variable Annuity Account Eight and MetLife Investors Variable Life Account One are separate accounts of MetLife Investors Insurance Company (formerly COVA Financial Services Life Insurance Company). MetLife Investors Variable Annuity Account Five and MetLife Investors Variable Life Account Five are separate accounts of MetLife Investors Insurance Company of California (formerly COVA Financial Life Insurance Company). MetLife Investors USA Separate Account A is a separate account of MetLife Investors USA Insurance Company (formerly Security First Life Insurance Company). First MetLife Investors Variable Annuity Account One is a separate account of First MetLife Investors Insurance Company. As of June 30, 2001, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, MetLife Investors USA Insurance Company and First MetLife Investors Insurance Company (collectively "MetLife Investors") owned all shares of beneficial interest of each Portfolio except as listed below.

Metropolitan Life Insurance Company owns shares of beneficial interest in the following Portfolios:

Portfolio                                              Percentage Of Ownership
---------                                              -----------------------

J.P. Morgan Enhanced Index Portfolio                            0.0%*
Lord Abbett Growth Opportunities Portfolio                      76.8%
Janus Aggressive Growth Portfolio                               68.9%
MFS Mid Cap Growth Portfolio                                    76.6%
MFS Research International Portfolio                            77.6%
Oppenheimer Capital Appreciation Portfolio                      50.3%
PIMCO Money Market Portfolio                                    58.7%
PIMCO Total Return Portfolio                                    68.9%
PIMCO Innovation Portfolio                                      67.8%
Met/Putnam Research Portfolio                                   92.0%


MetLife Investors Group - Security Savings Plan 401K owns shares of beneficial interest in the following Portfolios:

Portfolio                                              Percentage Of Ownership
---------                                              -----------------------

J.P. Morgan Quality Bond Portfolio                              0.3%
Lord Abbett Growth and Income Portfolio                         0.1%


New England Life Insurance Company owns shares of beneficial interest in the following Portfolios:

Portfolio                                              Percentage Of Ownership
---------                                              -----------------------

Lord Abbett Bond Debenture Portfolio                            0.4%
MFS Mid Cap Growth Portfolio                                    5.6%
MFS Research International Portfolio                            2.5%
PIMCO Total Return Portfolio                                    10.6%
PIMCO Innovation Portfolio                                      17.5%


New England Life Insurance Company Zenith Variable Annuity owns shares of beneficial interest in the following Portfolios:

Portfolio                                              Percentage Of Ownership
---------                                              -----------------------

Lord Abbett Bond Debenture Portfolio                            0.0%*
MFS Mid Cap Growth Portfolio                                    2.7%
MFS Research International Portfolio                            0.6%
PIMCO Total Return Portfolio                                    3.1%
PIMCO Innovation Portfolio                                      0.3%

                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2001 (Unaudited)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

* Rounds to less than 0.1%

For the period from January 1, 2001 to February 11, 2001, COVA Investment Advisory Corporation voluntarily reimbursed the J.P Morgan Quality Bond Portfolio, Lord Abbett Bond Debenture Portfolio, Firstar Balanced Portfolio, Firstar Equity Income Portfolio and Firstar Growth & Income Equity Portfolio for their operating expenses, exclusive of brokerage, advisory or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses, to the extent that they exceeded an annual rate of 0.10% of the average daily net assets. Also for this period, COVA Investment Advisory Corporation had voluntarily reimbursed the Lord Abbett Developing Growth Portfolio for its operating expenses, exclusive of brokerage, advisory, or other portfolio transaction expenses or expenses of litigation, indemnification, taxes, or other extraordinary expenses, to the extent that they exceeded an annual rate of 0.30% of the average daily net assets.

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of each Portfolio until April 30, 2002 (excluding the J.P. Morgan Small Cap Stock Portfolio and the J.P. Morgan Select Equity Portfolio). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of each Portfolio's average daily net assets:


Portfolio                                                                          Ratio
---------                                                                          -----

J.P. Morgan Quality Bond Portfolio                                                 0.60%
J.P. Morgan Enhanced Index Portfolio                                               0.65%
J.P. Morgan International Equity Portfolio                                         1.05%
Lord Abbett Bond Debenture Portfolio                                               0.70%
Lord Abbett Mid-Cap Value Portfolio                                                0.90%
Lord Abbett Developing Growth Portfolio                                            0.95%
Lord Abbett Growth Opportunities Portfolio                                         0.85%
Lord Abbett Growth and Income Portfolio                                            0.65%
Firstar Balanced Portfolio                                                         1.10%
Firstar Equity Income Portfolio                                                    1.10%
Firstar Growth & Income Equity Portfolio                                           1.10%
Janus Aggressive Growth Portfolio                                                  0.85%
MFS Mid Cap Growth Portfolio                                                       0.80%
MFS Research International Portfolio                                               1.00%
Oppenheimer Capital Appreciation Portfolio                                         0.75%
PIMCO Money Market Portfolio                                                       0.50%
PIMCO Total Return Portfolio                                                       0.65%
PIMCO Innovation Portfolio                                                         1.10%
Met/Putnam Research Portfolio                                                      0.85%


                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2001 (Unaudited)

4. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                           J.P. Morgan Small Cap Stock Portfolio         J.P.  Morgan Quality Bond Portfolio
                                           -------------------------------------         ----  -----------------------------

                                                  Class A               Class B              Class A             Class B
                                                  -------               -------              -------             -------

                                                                      Period From                               Period From
                                                                     April 3, 2001                             April 3, 2001
                                                                     (commencement                             (commencement
                                       Six Months     Year Ended    of operations)   Six Months    Year Ended  of operations)
                                         Ended       December 31,       through        Ended      December 31,     through
                                     June 30, 2001      2000         June 30, 2001  June 30, 2001     2000       June 30, 2001
                                     -------------      ----         -------------  -------------     ----       -------------

Beginning shares                       6,606,875      6,330,087                      8,331,002      8,960,770
                                       ---------      ---------                      ---------      ---------

Shares sold                               48,472        392,710           4,709      2,810,420        372,170         79,677
Shares issued through dividend
reinvestment                             965,911        275,833             685        528,771        516,874          3,498
Shares repurchased                     (474,236)      (391,755)           (247)       (502,880)    (1,518,812)        (1,478)
                                       ---------      ---------           -----       ---------    -----------        -------

Net Increase (decrease) in shares
outstanding                              540,147        276,788           5,147      2,836,311       (629,768)        81,697
                                         -------        -------           -----      ---------       ---------        ------

Ending shares                          7,147,022      6,606,875           5,147     11,167,313      8,331,002         81,697
                                       =========      =========           =====     ==========      =========         ======

                                            J.P. Morgan Select Equity Portfolio         J.P. Morgan Enhanced Index Portfolio
                                            -----------------------------------         ------------------------------------

                                                  Class A               Class B              Class A             Class B
                                                  -------               -------              -------             -------

                                                                      Period From                               Period From
                                                                     April 3, 2001                             April 3, 2001
                                                                     (commencement                             (commencement
                                       Six Months     Year Ended    of operations)   Six Months    Year Ended  of operations)
                                         Ended       December 31,       through        Ended      December 31,     through
                                     June 30, 2001      2000         June 30, 2001  June 30, 2001     2000       June 30, 2001
                                     -------------      ----         -------------  -------------     ----       -------------

Beginning shares                      16,203,104     15,497,466                     14,608,012     12,726,910
                                      ----------     ----------                     ----------     ----------

Shares sold                               59,943        460,788          79,029         85,488      1,470,057         35,918
Shares issued through dividend
reinvestment                             399,249      1,179,463           1,866        110,509      1,241,655            279
Shares repurchased                     (757,762)      (934,613)           (470)       (757,123)      (830,610)          (176)
                                       ---------      ---------           -----       ---------      ---------          -----

Net Increase (decrease) in shares
outstanding                            (298,570)        705,638          80,425       (561,126)     1,881,102         36,021
                                       ---------        -------          ------       ---------     ---------         ------

Ending shares                         15,904,534     16,203,104          80,425     14,046,886     14,608,012         36,021
                                      ==========     ==========          ======     ==========     ==========         ======

                                         J.P. Morgan International Equity Portfolio          Lord Abbett Bond Debenture
                                         ------------------------------------------          --------------------------

                                                  Class A               Class B              Class A             Class B
                                                  -------               -------              -------             -------

                                                                      Period From                               Period From
                                                                     April 3, 2001                             April 3, 2001
                                                                     (commencement                             (commencement
                                       Six Months     Year Ended    of operations)   Six Months    Year Ended  of operations)
                                         Ended       December 31,       through        Ended      December 31,     through
                                     June 30, 2001      2000         June 30, 2001  June 30, 2001     2000       June 30, 2001
                                     -------------      ----         -------------  -------------     ----       -------------

Beginning shares                       9,301,535      8,509,824                     13,210,973     13,640,172
                                       ---------      ---------                     ----------     ----------

Shares sold                              324,077        969,027          21,527        390,130        305,167        291,664
Shares issued through dividend
reinvestment                           1,393,001        632,819           3,085      1,136,919        921,489         23,284
Shares repurchased                     (778,434)      (810,135)           (465)       (476,321)    (1,655,855)        (2,308)
                                       ---------      ---------           -----       ---------    -----------        -------

Net Increase (decrease) in shares
outstanding                              938,644        791,711          24,147      1,050,728       (429,199)       312,640
                                         -------        -------          ------      ---------       ---------       -------

Ending shares                         10,240,179      9,301,535          24,147     14,261,701     13,210,973        312,640
                                      ==========      =========          ======     ==========     ==========        =======


                                       169




                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2001 (Unaudited)

4. Shares of Beneficial Interest - continued

                                        Lord Abbett Mid-Cap Value Portfolio      Lord Abbett Developing Growth Portfolio
                                        -----------------------------------      ---------------------------------------
                                                  Class A               Class B              Class A             Class B
                                                  -------               -------              -------             -------
                                                                      Period From                               Period From
                                                                     April 3, 2001                             April 3, 2001
                                                                     (commencement                             (commencement
                                       Six Months     Year Ended    of operations)   Six Months    Year Ended  of operations)
                                         Ended       December 31,       through        Ended      December 31,     through
                                     June 30, 2001      2000         June 30, 2001  June 30, 2001     2000       June 30, 2001
                                     -------------      ----         -------------  -------------     ----       -------------

Beginning shares                      3,544,528     2,634,576                     3,705,046    2,254,403
                                      ---------     ---------                     ---------    ---------

Shares sold                             482,829       975,091     130,259           146,585    1,361,758       33,942
Shares issued through dividend
reinvestment                            386,475        27,185      11,933         (208,678)      172,239
Shares repurchased                    (125,154)       (92,324)       (999)         (83,354)         (741)
                                      ---------       --------       -----         --------         -----

Net Increase (decrease) in shares
outstanding                             744,150       909,952     141,193          (62,093)    1,450,643       33,201
                                        -------       -------     -------          --------    ---------       ------

Ending shares                         4,288,678     3,544,528     141,193         3,642,953    3,705,046       33,201
                                      =========     =========     =======         =========    =========       ======

                        Lord Abbett Growth Opportunities Portfolio                Lord Abbett Growth & Income Potfolio
                        ------------------------------------------                ------------------------------------
                                          Class A            Class B               Class A                  Class B
                                          -------            -------               -------                  -------
                                        Period From        Period From                                     Period From
                                        May 1, 2001     February 12, 2001                                 March 22, 2001
                                       (commencement      (commencement                                   (commencement
                                       of operations)    of operations)     Six Months    Year Ended      of operations)
                                          through            through          Ended      December 31,        through
                                       June 30, 2001      June 30, 2001   June 30, 2001     2000           June 30, 2001
                                       -------------      -------------   -------------     ----           -------------

Beginning shares                              --                 --        35,223,959    36,849,506
                                              --                 --        ----------    ----------

Shares sold                               19,782            371,733        16,994,207       301,745          452,683
Shares issued through dividend
reinvestment                                  --                 --           451,032     1,041,818            3,741
Shares repurchased                           (14)            (1,109)       (1,542,663)   (2,969,110)            (351)
                                             ----            -------       -----------   -----------            -----

Net Increase (decrease) in shares
outstanding                               19,768            370,624        15,902,576    (1,625,547)         456,073
                                          ------            -------        ----------    -----------         -------

Ending shares                             19,768            370,624        51,126,535    35,223,959          456,073
                                          ======            =======        ==========    ==========          =======

                                                   Firstar Balanced Portfolio             Firstar  Equity  Income Portfolio
                                                   --------------------------             ----------------------------------
                                                             Class A                                Class A
                                                             -------                                -------
                                                 Six Months          Year Ended          Six Months           Year Ended
                                                   Ended             December 31,          Ended              December 31,
                                               June 30, 2001           2000             June 30, 2001             2000
                                               -------------           ----             -------------             ----

Beginning shares                                 839,515             820,358              591,730                624,111
                                                 -------             -------              -------                -------

Shares sold                                       29,277              91,760               16,583                 42,516
Shares issued through dividend
reinvestment                                                          42,421                  178                  9,973
Shares repurchased                              (127,601)           (115,024)           (156,968)               (84,870)
                                                ---------           ---------           ---------               --------

Net Increase (decrease) in shares
outstanding                                      (98,324)             19,157            (140,207)               (32,381)
                                                 --------             ------            ---------               --------

Ending shares                                    741,191             839,515              451,523                591,730
                                                 =======             =======              =======                =======

                                                     Firstar Growth & Income         Janus Aggressive Growth
                                                        Equity Portfolio                    Portfolio
                                                        ----------------                    ---------
                                                             Class A                         Class B
                                                             -------                         -------
                                                  Six Months       Year Ended        Period From February 12, 2001
                                                      Ended       December 31,     (commencement of operations)
                                                 June 30, 2001       2000             through June 30, 2001
                                                 -------------       ----             ---------------------

Beginning shares                                     1,205,545    1,190,729                       --
                                                     ---------    ---------                       --

Shares sold                                             35,325       72,223                  726,185
Shares issued through dividend
reinvestment                                            46,067       48,081
Shares repurchased                                    (142,537)    (105,488)                    (997)
                                                      ---------    ---------                    -----

Net Increase (decrease) in shares
outstanding                                            (61,145)      14,816                  725,188
                                                       --------      ------                  -------

Ending shares                                        1,144,400    1,205,545                  725,188
                                                     =========    =========                  =======
                                       170


                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2001 (Unaudited)

4. Shares of Beneficial Interest - continued

                                                     MFS Mid Cap Growth Portfolio        MFS Research International Portfolio
                                                     ----------------------------        ------------------------------------

                                                     Class A              Class B           Class A              Class B
                                                     -------              -------           -------              -------

                                                   Period From            Period From     Period From           Period From
                                                   May 1, 2001         February 12, 2001  May 1, 2001        February 12, 2001
                                                  (commencement         (commencement    (commencement        (commencement
                                                  of operations)        of operations)   of operations)        of operations)
                                                      through               through         through                through
                                                  June 30, 2001         June 30, 2001     June 30, 2001        June 30, 2001
                                                  -------------         -------------     -------------        -------------

Beginning shares

Shares sold                                           290,918             749,760           180,308               680,008
Shares issued through dividend reinvestment
Shares repurchased                                    (1,334)              (8,962)          (68,114)               (4,703)
                                                      -------              -------          --------               -------

Net Increase (decrease) in shares outstanding         289,584             740,798           112,194               675,305
                                                      -------             -------           -------               -------

Ending shares                                         289,584             740,798           112,194               675,305
                                                      =======             =======           =======               =======

                                                                     Oppenheimer Capital               PIMCO Money Market
                                                                    Appreciation Portfolio                  Portfolio
                                                                    ----------------------                  ---------
                                                                           Class B                           Class B
                                                                           -------                           -------

                                                                 Period From February 12, 2001    Period From February 12, 2001
                                                                 (commencement of operations)      (commencement of operations)
                                                                    through June 30, 2001             through June 30, 2001
                                                                    ---------------------             ---------------------

Beginning shares                                                                                                   --
                                                                                                                   --

Shares sold                                                              598,157                            5,328,664
Shares issued through dividend reinvestment                                                                    53,246
Shares repurchased                                                       (1,466)                            (192,209)
Net Increase (decrease) in shares outstanding                            596,691                            5,189,701
                                                                         -------                            ---------

Ending shares                                                            596,691                            5,189,701
                                                                         =======                            =========

                                                     PIMCO Total Return Portfolio             PIMCO Innovation Portfolio
                                                     ----------------------------             --------------------------

                                                     Class A              Class B           Class A           Class B
                                                     -------              -------           -------           -------

                                                   Period From            Period From     Period From       Period From
                                                   May 1, 2001         February 12, 2001  May 1, 2001    February 12, 2001
                                                   commencement          commencement     commencement    commencement
                                                  of operations)        of operations)   of operations)    of operations)
                                                      through               through         through          through
                                                  June 30, 2001         June 30, 2001     June 30, 2001    June 30, 2001
                                                  -------------         -------------     -------------    -------------

Beginning shares                                          --                   --
                                                          --                   --

Shares sold                                           477,079             961,430           320,941               608,741
Shares issued through dividend reinvestment               --                   --
Shares repurchased                                      (567)             (21,356)           (5,424)              (17,375)
                                                        -----             --------           -------              --------

Net Increase (decrease) in shares outstanding         476,512             940,074           315,517               591,366
                                                      -------             -------           -------               -------

Ending shares                                         476,512             940,074           315,517               591,366
                                                      =======             =======           =======               =======

                                                                                   Met/Putnam Research Portfolio
                                                                                   -----------------------------

                                                                                              Class B
                                                                                              -------

                                                                                   Period From February 12, 2001
                                                                                   (commencement of operations)
                                                                                      through June 30, 2001
                                                                                      ---------------------

Beginning shares

Shares sold                                                                                   1,631,361
Shares issued through dividend reinvestment
Shares repurchased                                                                                (626)
                                                                                                  -----

Net Increase (decrease) in shares outstanding                                                 1,630,735
                                                                                              ---------

Ending shares                                                                                 1,630,735
                                                                                              =========

                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2001 (Unaudited)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2001 were as follows:

                                                                                         Purchases
                                                                                         ---------

Portfolio:                                                   U.S. Government                Non-Government             Total
                                                             ---------------                --------------             -----
J.P. Morgan Small Cap Stock Portfolio                                    $0                   $34,636,019           $34,636,019
J.P. Morgan Quality Bond Portfolio                               78,092,070                    38,924,527           117,016,597
J.P. Morgan Select Equity Portfolio                                       0                    87,801,204            87,801,204
J.P. Morgan Enhanced Index Portfolio                                110,952                    52,400,668            52,511,620
J.P. Morgan International Equity Portfolio                                0                    54,534,146            54,534,146
Lord Abbett Bond Debenture Portfolio                              1,070,859                    60,704,141            61,775,000
Lord Abbett Mid-Cap Value Portfolio                                       0                    21,517,670            21,517,670
Lord Abbett Developing Growth Portfolio                                   0                    10,081,510            10,081,510
Lord Abbett Growth Opportunities Portfolio                                0                     4,608,956             4,608,956
Lord Abbett Growth & Income Portfolio                                     0                   489,657,031           489,657,031
Firstar Balanced Portfolio                                                0                     2,205,952             2,205,952
Firstar Equity Income Portfolio                                           0                       173,808               173,808
Firstar Growth & Income Equity Portfolio                                  0                     3,532,585             3,532,585
Janus Aggressive Growth Portfolio                                         0                     7,931,308             7,931,308
MFS Mid Cap Growth Portfolio                                              0                    10,947,858            10,947,858
MFS Research International Portfolio                                      0                     8,947,822             8,947,822
Oppenheimer Capital Appreciation Portfolio                                0                     5,570,468             5,570,468
PIMCO Total Return Portfolio                                     20,273,087                     1,037,525            21,310,612
PIMCO Innovation Portfolio                                                0                     9,836,196             9,836,196
Met/Putnam Research Portfolio                                             0                    25,353,094            25,353,094

                                                                                             Sales
                                                                                             -----

Portfolio:                                                   U.S. Government                Non-Government             Total
                                                             ---------------                --------------             -----
J.P. Morgan Small Cap Stock Portfolio                                    $0                   $38,678,540           $38,678,540
J.P. Morgan Quality Bond Portfolio                               73,718,247                    43,516,851           117,235,098
J.P. Morgan Select Equity Portfolio                                       0                   100,338,158           100,338,158
J.P. Morgan Enhanced Index Portfolio                                525,082                    60,728,250            61,253,332
J.P. Morgan International Equity Portfolio                                0                    58,682,269            58,682,269
Lord Abbett Bond Debenture Portfolio                             11,987,495                    38,681,384            50,668,879
Lord Abbett Mid-Cap Value Portfolio                                       0                    14,075,872            14,075,872
Lord Abbett Developing Growth Portfolio                                   0                    10,477,555            10,477,555
Lord Abbett Growth Opportunities Portfolio                                0                     1,004,362             1,004,362
Lord Abbett Growth & Income Portfolio                                     0                   451,389,389           451,389,389
Firstar Balanced Portfolio                                          154,242                     2,830,859             2,985,101
Firstar Equity Income Portfolio                                           0                     1,802,254             1,802,254
Firstar Growth & Income Equity Portfolio                                  0                     3,899,124             3,899,124
Janus Aggressive Growth Portfolio                                         0                     1,780,031             1,780,031
MFS Mid Cap Growth Portfolio                                              0                     1,510,263             1,510,263
MFS Research International Portfolio                                      0                     2,123,357             2,123,357
Oppenheimer Capital Appreciation Portfolio                                0                       531,066               531,066
PIMCO Total Return Portfolio                                     14,290,602                             0            14,290,602
PIMCO Innovation Portfolio                                                0                     2,446,414             2,446,414
Met/Putnam Research Portfolio                                             0                     9,355,456             9,355,456



                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2001 (Unaudited)

5. Investment Transactions - continued

At June 30, 2001, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:


Unrealized Net
                                                             Federal Income   Gross Unrealized   Gross Unrealized   Appreciation/
Portfolio:                                                      Tax Cost        Appreciation      (Depreciation)   (Depreciation)
                                                                --------        ------------      --------------   --------------

J.P. Morgan Small Cap Stock Portfolio                          $96,007,983     $14,151,416       $(11,281,005)       $2,870,411
J.P. Morgan Quality Bond Portfolio                             124,547,517       1,665,142         (1,235,775)          429,367
J.P. Morgan Select Equity Portfolio                            219,232,565      20,067,159        (19,982,184)           84,975
J.P. Morgan Enhanced Index Portfolio                           238,179,152      20,467,904        (25,980,309)       (5,512,405)
J.P. Morgan International Equity Portfolio                     110,890,859       3,097,194        (13,899,708)      (10,802,514)
Lord Abbett Bond Debenture Portfolio                           182,730,828       3,984,799        (18,593,100)      (14,608,301)
Lord Abbett Mid-Cap Value Portfolio                             62,610,314      12,755,167         (1,320,277)       11,434,890
Lord Abbett Developing Growth Portfolio                         47,134,298       7,038,230         (8,456,206)       (1,417,976)
Lord Abbett Growth Opportunities Portfolio                       3,461,355         289,284           (246,414)           42,870
Lord Abbett Growth & Income Portfolio                        1,178,496,392     201,903,412        (28,658,774)      173,244,638
Firstar Balanced Portfolio                                       8,034,949         583,598           (631,739)          (48,141)
Firstar Equity Income Portfolio                                  4,996,737       1,084,941           (354,041)          730,900
Firstar Growth & Income Equity Portfolio                        13,111,339         942,404         (1,828,392)         (885,988)
Janus Aggressive Growth Portfolio                                6,183,820         199,871           (466,304)         (266,433)
MFS Mid Cap Growth Portfolio                                     9,536,919         382,056           (857,523)         (475,467)
MFS Research International Portfolio                             6,649,923         136,909           (462,508)         (325,599)
Oppenheimer Capital Appreciation Portfolio                       4,978,019         133,624           (340,703)         (207,079)
PIMCO Total Return Portfolio                                    17,354,164           6,283            (60,222)          (53,939)
PIMCO Innovation Portfolio                                       6,746,572         248,495           (500,542)         (252,047)
Met/Putnam Research Portfolio                                   14,935,525         452,991           (928,215)         (475,224)
6. Futures Contracts

Transactions in futures contracts for the period ended June 30, 2001, were as follows:

                                                       J.P. Morgan     J.P Morgan        J.P. Morgan    J.P. Morgan        PIMCO
                                                       Quality Bond  Select Equity  Enhanced Index International Equity Total Return
                                                         Portfolio     Portfolio          Portfolio      Portfolio       Portfolio
                                                         ---------     ---------          ---------      ---------       ---------

Futures Contracts Outstanding at December 31, 2000            278          --               5                55              --
Contracts Opened                                            1,141         103              16               315              58
Contracts Closed                                          (1,261)         (88)            (19)             (368)             (7)
                                                          ------          ---             ---             ----               --

Futures Contracts Outstanding at June 30, 2001               158           15               2                2               51
                                                          ======          ===             ===             ====               ==

                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2001 (Unaudited)

6. Futures Contracts - continued
The futures contracts outstanding as of June 30, 2001 and the description and unrealized appreciation or depreciation were as follows:


                                                                                                            Unrealized
                                                                                                           Appreciation/
                                                          Contracts                Notional Value          (Depreciation)
                                                          ---------                --------------          --------------
J.P. Morgan Quality Bond Portfolio:
U.S. Treasury Note 5 Year Futures                                5                       $516,719              $(2,059)
September 2001 - Long

J.P. Morgan Quality Bond Portfolio:
U.S. Long Bond Futures                                          23                     $2,307,188              $25,834
September 2001 - Long

J.P. Morgan Quality Bond Portfolio:
U.S. Treasury Note 2 Year Futures                               19                     $3,897,672               $9,114
September 2001 - Long

J.P Morgan Quality Bond Portfolio:
U.S. Treasury Note 10 Year Futures                             111                    $11,433,173             $(42,550)
September 2001 - Short

J.P. Morgan Select Equity Portfolio:
S&P Index Futures                                               15                     $4,618,875             $(25,683)
September 2001 - Long

J.P. Morgan Enhanced Index Portfolio:
S&P Index Futures                                                2                       $615,850             $(11,624)
September 2001 - Long

J.P. Morgan International Equity Portfolio:
Dow Jones Euro Stoxx 50 Futures                                  1                        $38,367              $(2,147)
September 2001 - Long

J.P. Morgan International Equity Portfolio:
Tokyo Price Index Futures                                        1                       $103,700                $(397)
September 2001 - Long

PIMCO Total Return Portfolio:
U.S. Long Bond Futures                                           7                       $702,188              $(3,383)
September 2001 - Long

PIMCO Total Return Portfolio:
Euro Dollar Futures                                             11                     $2,615,388              $(3,238)
June 2002 - Long

PIMCO Total Return Portfolio:
Euro Dollar Futures                                             11                     $2,606,588              $(3,175)
September 2002 - Long

PIMCO Total Return Portfolio:
Euro Dollar Futures                                             11                     $2,596,963              $(3,231)
December 2002 - Long

PIMCO Total Return Portfolio:
Euro Dollar Futures                                             11                     $2,592,013              $(3,944)
March 2003 - Long


                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2001 (Unaudited)

7. Forward Foreign Currency Contracts

Open forward foreign currency contracts at June 30, 2001, were as follows:

J.P. Morgan Quality Bond

Forward Foreign Currency Contracts to Sell:


                                                                                                                  Net Unrealized
                                                                          Value at               In Exchange       Appreciation
           Settlement Date              Contracts to Deliver            June 30, 2001            for U.S.         $(Depreciation)
           ---------------              --------------------            -------------            --------         ---------------

             8/15/2001                     7,843,500 Euro               $6,643,606               6,901,496            $257,889
             =========                     ==============               ==========               =========            ========

J.P. Morgan International Equity Portfolio

Forward Foreign Currency Contracts to Buy:


                                                                                                                  Net Unrealized
                                                                          Value at               In Exchange       Appreciation
           Settlement Date              Contracts to Receive            June 30, 2001            for U.S.         $(Depreciation)
           ---------------              --------------------            -------------            --------         ---------------


             7/10/2001                  4,548,130 Swiss Franc           $2,534,259                2,540,002            $(5,743)
             7/10/2001                  13,136,059 Euro                 11,133,366               11,489,432           (356,066)
              7/3/2001                     48,000 Japanese Yen                 385                      384                  1
             7/10/2001                 757,163,866 Japanese Yen          6,081,111                6,235,065           (153,954)
             7/10/2001                  6,970,200 Swedish Krona            641,484                  684,494            (43,010)
             ---------                  -----------------------            -------                  -------            --------
                                                                                                                      (558,772)
                                                                                                                      ========


Forward Foreign Currency Contracts to Sell:


                                                                                                                  Net Unrealized
                                                                          Value at               In Exchange       Appreciation
           Settlement Date              Contracts to Deliver            June 30, 2001            for U.S.         $(Depreciation)
           ---------------              --------------------            -------------            --------         ---------------


             7/10/2001                3,905,624 Australian Dollar        $1,987,694               2,031,545            $43,851
              7/2/2001                  400,000 Swiss Franc                 222,853                 225,606              2,753
             7/10/2001                4,981,271 Swiss Franc               2,775,609               2,941,406            165,797
              7/2/2001                      85 Euro                              72                      73                  1
              7/3/2001                   1,288 Euro                           1,092                   1,094                  2
             7/10/2001               10,050,000 Euro                      8,517,801               8,628,683            110,882
              7/2/2001                     507 British Pound Sterling           713                     715                  2
             7/10/2001                2,233,427 British Pound Sterling    3,141,210               3,104,492            (36,718)
             7/10/2001                1,400,000 Hong Kong Dollar            179,509                 179,393               (116)
              7/2/2001                  250,000 Japanese Yen                  2,006                   2,016                 10
             7/10/2001              820,614,727 Japanese Yen              6,590,713               6,678,857             88,144
             ---------              ------------------------              ---------               ---------             ------

                                                                                                                       374,608
                                                                                                                       =======

Janus Aggressive Growth Portfolio

Forward Foreign Currency Contracts to Sell:


                                                                                                                  Net Unrealized
                                                                          Value at               In Exchange       Appreciation
           Settlement Date              Contracts to Deliver            June 30, 2001            for U.S.         $(Depreciation)
           ---------------              --------------------            -------------            --------         ---------------


             7/2/2001                1,117 British Pound Sterling          $1,571                  1,586                $15
             7/3/2001                2,336 British Pound Sterling           3,287                  3,287                  0
             --------                ----------------------------           -----                  -----                  -

                                                                                                                         15
                                                                                                                         ==

                           MET INVESTORS SERIES TRUST
                          Notes to Financial Statements
                            June 30, 2001 (Unaudited)

7. Forward Foreign Currency Contracts - continued

MFS Research International Portfolio Forward Foreign Currency Contracts to Buy:


                                                                                                       Net Unrealized
                                                               Value at               In Exchange       Appreciation
Settlement Date              Contracts to Deliver            June 30, 2001            for U.S.         $(Depreciation)
---------------              --------------------            -------------            --------         ---------------


7/2/2001                          35,967 Euro                     $30,488                30,979                     $(491)
7/2/2001                       1,394,037 Japanese Yen              11,186                11,221                       (35)
7/3/2001                       1,381,255 Japanese Yen              11,085                11,081                         4
                               ----------------------              ------                ------                         -

                                                                                                                     (522)
                                                                                                                     ====

Forward Foreign Currency Contracts to Sell:


                                                                                                       Net Unrealized
                                                               Value at               In Exchange       Appreciation
Settlement Date              Contracts to Deliver            June 30, 2001            for U.S.         $(Depreciation)
---------------              --------------------            -------------            --------         ---------------

7/3/2001                     139,898 Hong Kong Dollar            $17,937                 17,509                    $(428)
7/2/2001                      27,710 Singapore Dollar             15,210                 15,212                        1
                              -----------------------             ------                 ------                        -

                                                                                                                    (427)
                                                                                                                    ====

8. Security Lending

As of June 30, 2001, certain Portfolios had loaned securities which were collateralized by short term investments. The value of the securities on loan and the value of the related collateral were as follows:

Portfolio                                                        Value of Securities                Value of Collateral
                                                                 -------------------                -------------------

J.P. Morgan Small Cap Stock Portfolio                                 $12,939,221                        $13,581,123
J.P. Morgan Quality Bond Portfolio                                     $5,251,102                         $5,522,000
J.P. Morgan Select Equity Portfolio                                   $10,282,506                        $10,700,384
J.P. Morgan Enhanced Index Portfolio                                  $10,715,545                        $11,159,820
J.P. Morgan International Equity Portfolio                             $5,225,992                         $5,536,669
Lord Abbett Bond Debenture Portfolio                                  $12,271,295                        $12,513,200
Lord Abbett Mid-Cap Value Portfolio                                    $6,996,491                         $7,323,296
Lord Abbett Developing Growth Portfolio                                $6,177,156                         $6,508,572
Lord Abbett Growth & Income Portfolio                                 $47,515,607                        $49,391,959


9. Swap Agreements

Open swap agreements for the PIMCO Total Return Portfolio at June 30, 2001, were as follows:

                                                                                                          Net Unrealized
                         Expiration                                                                       Appreciation/
Notional Amount             Date                              Description                                  Depreciation
---------------             ----                              -----------                                  ------------

4,300,000 USD            12/18/06         Agreement with Bank of America dated 12/17/01 to                      $(919)
                                          receive the notional amount multiplied by 6.0%
                                          and to pay the notional amount multiplied by the 3
                                          month LIBOR.


                                    PRSRT STD

                                                             U.S. Postage Paid
[LOGO] MetLifeInvestors(R)                                      Lancaster, PA
                                                               Permit No. 1403

22 Corporate Plaza Drive
Newport Beach, CA 92660

             FORM N-14 -- FIRST AMERICAN INSURANCE PORTFOLIOS, INC.
             ------------------------------------------------------

PART C.  OTHER INFORMATION

Item 15.  Indemnification

                  The Registrant's Articles of Incorporation and Bylaws provide that the Registrant shall indemnify such persons for such expenses and liabilities, in such manner, under such circumstances, and to the full extent as permitted by Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended, and any rules, regulations, or releases promulgated thereunder.

                  Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements, and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith, received no improper personal benefit, and the Minnesota Statutes dealing with directors' conflicts of interest, if applicable, have been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

                  The Registrant undertakes that no indemnification or advance will be made unless it is consistent with Sections 17(h) or 17 (i) of the Investment Company Act of 1940, as now enacted or hereafter amended, and Securities and Exchange Commission rules, regulations, and releases (including, without limitation, Investment Company Act of 1940 Release No. 11330, September 2, 1980).

                  Insofar as the indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

                  The Registrant maintains officers' and directors' liability insurance providing coverage, with certain exceptions, for acts and omissions in the course of the covered persons' duties as officers and directors.

Item 16.  Exhibits

*        (1)(a)   Amended and Restated Articles of Incorporation dated April 3,
                  2000.

         (1)(b) Certificate of Designation designating Series D, Class One Shares, dated December 20, 1999. (Filed with original Registration Statement on Form N-1A, December 30, 1999, File Nos. 333-93883 and 811-09765).

         (1)(c) Certificate of Designation designating Series E, Class One Shares, dated October 27, 2000. (Filed with Post-Effective Amendment No. 3 to Registration Statement on Form N-1A, December 20, 2000, File Nos. 333-93883 and 811-09765.)

         (1)(d) Certificate of Designation designating Class Two Shares, dated April 30, 2001. (Filed with Post-Effective Amendment No. 5 to Registration Statement on Form N-1A, April 30, 2001, File Nos. 333-93883 and 811-09765.)

*        (1)(e)   Certificate of Designation Series F, Class One Shares and
                  Class Two Shares, and Series G, Class One and Class Two
                  Shares.

*        (2)      Bylaws, as amended through September 19, 2001.

         (3)      Not applicable.

         (4) Agreement and Plan of Reorganization dated as of October 12, 2001 between First American Insurance Portfolios, Inc. and Ohio National Fund, Inc. relating to the reorganization of the Relative Value Portfolio and Firstar Growth & Income Portfolio, each a series of Ohio National Fund, Inc., into Equity Income Portfolio, a series of First American Insurance Portfolios, Inc. (A form of this agreement is presented as Exhibit A to the Prospectus/Proxy Statement included in Part A to this Registration Statement.)

         (5) Refer to Exhibits (1)(a), (1)(e) and (2) to this Registration Statement.

         (6)(a) Investment Advisory Agreement between Registrant and U.S. Bank National Association, dated December 8, 1999. (Filed with original Registration Statement on Form N-1A, December 30, 1999, File Nos. 333-93883 and 811-09765.)

*        (6)(b)   Assignment and Assumption Agreement, dated May 2, 2001, among
                  U.S. Bank National Association, U.S. Bancorp Piper Jaffray
                  Asset Management, Inc. and Registrant pursuant to the duties and obligations of U.S. Bank National Association under the Investment Advisory Agreement, dated December 8, 1999 between
                  Registrant and U.S. Bank National Association were assigned to and assumed by U.S. Bancorp Piper Jaffray Asset Management,
                  Inc.

*        (6)(c)   Amendment to Exhibit A of Investment Advisory Agreement, dated as of October 1, 2001.

         (7) Distribution Agreement dated May 2, 2001 between Registrant and Quasar Distributors, LLC. (Filed with Post-Effective Amendment No. 5 to Registration Statement on Form N-1A, April 30, 2001, File Nos. 333-93883 and 811-09765.)

         (8) Deferred Compensation Plan for Directors Trust Agreement dated January 1, 2000. (Filed with Post-Effective Amendment No. 5 to Registration Statement on Form N-1A, April 30, 2001, File Nos. 333-93883 and 811-09765.)

         (9)(a) Custodian Agreement, dated December 8, 1999, between Registrant and U.S. Bank National Association. (Filed with original Registration Statement on Form N-1A, December 30, 1999, File Nos. 333-93883 and 811-09765.)

*        (9)(b)   Form of Compensation Agreement, dated as of October 1,
                  2001, pursuant to Custodian Agreement dated December 8, 1999.

         (10)(a) Form of Class IB Distribution Plan. (Filed with Post-Effective Amendment No. 5 to Registration Statement on Form N-1A, April 30, 2001, File Nos. 333-93883 and 811-09765.)

         (10)(b) Form of Multiple Class Plan Pursuant to Rule 18f-3. (Filed with Post-Effective Amendment No. 5 to Registration Statement on Form N-1A, April 30, 2001, File Nos. 333-93883 and 811-09765.)

*        (11)     Opinion and consent of Dorsey & Whitney LLP.

         (12)     Not applicable.

         (13)     Not applicable.

*        (14)(a)  Consent of KPMP LLP.

*        (14(b)   Consent of Deloitte & Touche LLP.

         (15)     None.

*        (16)     Powers of attorney.

*        (17)     Form of Proxy Card and Voting Instructions.

--------------------------------------------------------------------------------
*    Filed herewith.

Item 17.   Undertakings

                  (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

                  (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES
                                   ----------

     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant in the City of Minneapolis and State of Minnesota, on the ____ day of September, 2001.

                                       FIRST AMERICAN INSURANCE PORTFOLIOS, INC.
                                                          Registrant

ATTEST: /s/ Jeffery M. Wilson                             By: /s/ James L. Chosy
        ---------------------                                 ------------------
        Jeffery M. Wilson                                        James L. Chosy
        Senior Vice President                                    Secretary

     As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

       Signature                         Title                        Date
       ---------                         -----                        ----

/s/ Jeffery M. Wilson              Senior Vice President      September 27, 2001
----------------------------
Jeffery M. Wilson

*Robert J. Dayton                  Director                   September 27, 2001
----------------------------
(Robert J. Dayton)

*Andrew S. Duff                    Director                   September 27, 2001
----------------------------
(Andrew S. Duff)

*Roger A. Gibson                   Director                   September 27, 2001
----------------------------
(Roger A. Gibson)

*Andrew M. Hunter III              Director                   September 27, 2001
----------------------------
(Andrew M. Hunter III)

*Leonard W. Kedrowski              Director                   September 27, 2001
----------------------------
(Leonard W. Kedrowski)

*John M. Murphy, Jr.               Director                   September 27, 2001
----------------------------
(John M. Murphy, Jr.)

*Richard K. Riederer               Director                   September 27, 2001
----------------------------
(Richard K. Riederer)

*Joseph D. Strauss                 Director                   September 27, 2001
----------------------------
(Joseph D. Strauss)

*Virginia L. Stringer              Director                   September 27, 2001
----------------------------
(Virginia L. Stringer)

*James M. Wade                     Director                   September 27, 2001
----------------------------
(James M. Wade)

*By: /s/ James L. Chosy                                       September 27, 2001
     -----------------------
      James L. Chosy               Attorney-in-fact